1933 Act Registration No. 333-138786

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-14

REGISTRATION STATEMENT UNDER THE

SECURITIES ACT OF 1933

[X] Pre-Effective Amendment No. 1

[ ] Post-Effective Amendment No.

EVERGREEN SELECT EQUITY TRUST

(Evergreen Equity Index Fund)

(Exact Name of Registrant as Specified in Charter)

Area Code and Telephone Number: (617) 210-3200

200 Berkeley Street

Boston, Massachusetts 02116

-----------------------------------

(Address of Principal Executive Offices)

Michael H. Koonce, Esq.

200 Berkeley Street

Boston, Massachusetts 02116

-----------------------------------------

(Name and Address of Agent for Service)

Copies of All Correspondence to:

Timothy Diggins, Esq.

Ropes & Gray LLP

One International Place

Boston, Massachusetts 02110

An indefinite amount of the Registrant's securities has been registered under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. In reliance upon such Rule, no filing fee is being paid at this time.

PART A

PROSPECTUS/PROXY STATEMENT

[Atlas Logo]

ATLAS FUNDS

794 Davis Street
San Leandro, California 94577

1.800.933.ATLAS

In Brief…

You are asked to:

approve a proposal to merge your Atlas Fund into the applicable Evergreen Fund specified below.

approve an Investment Advisory Agreement with Atlas Advisers, Inc., the current investment advisor to the Atlas Funds.

Approving these proposals should be to your benefit, and the Board of Trustees recommends that you vote FOR each proposal.

December 29, 2006

Dear Shareholder,

At a meeting on November 14, 2006, the Trustees of the Atlas Funds approved a number of proposals related to the Atlas Funds, subject to shareholder approval.

            First, as a Shareholder of an Atlas Fund, you are requested to approve a proposal to merge your Atlas Fund with a corresponding Evergreen Fund in May 2007.

Second, you are being asked to approve an Investment Advisory Agreement with Atlas Advisers, Inc., the current advisor to the Funds, to provide for the continuing management of your Fund until its merger (if approved by shareholders) or liquidation.

Proposal 1: Fund Mergers

            You are requested to approve proposals to merge your Atlas Fund with a corresponding Evergreen Fund, as specified below:

Atlas Fund:	Merges Into:
Atlas Strategic Growth Fund	Evergreen Large Cap Equity Fund
Atlas Growth Opportunities Fund	Evergreen Large Cap Equity Fund
Atlas S&P 500 Index Fund	Evergreen Equity Index Fund
Atlas Emerging Growth Fund	Evergreen Small-Mid Growth Fund
Atlas Value Fund	Evergreen Disciplined Value Fund
Atlas Dual Focus Fund*	Evergreen Disciplined Value Fund
Atlas Independence Flagship Fund	Evergreen Envision Growth and Income Fund
Atlas Independence Star Spangled Fund	Evergreen Envision Growth Fund
Atlas Independence Eagle Bond Fund	Evergreen Envision Income Fund
Atlas American Enterprise Bond Fund	Evergreen Core Bond Fund
Atlas U.S. Government and Mortgage Securities Fund	Evergreen U.S. Government Fund
Atlas California Municipal Bond Fund	Evergreen California Municipal Bond Fund
Atlas National Municipal Bond Fund	Evergreen Municipal Bond Fund
Atlas Global Growth Fund	Evergreen Intrinsic World Equity Fund

*Changed its name from Atlas Balanced Fund, effective May 23, 2006.

If approved by shareholders, this is how each merger will work:

You will receive new Class A shares in the corresponding Evergreen Fund in an amount equal to the value of your Atlas Fund shares. Although the number of shares you hold may change, the total value of your investment will not change as a result of any of the combinations listed above.

It is expected that the merger will be a non-taxable event for you for federal income tax purposes.

The resulting mergers are expected to provide several potential benefits to shareholders:

Broader product selection: as a shareholder of the Evergreen family of funds, you will have the ability to exchange into more than 60 Evergreen Funds.

Potential for lower Fund expenses: because of economies of scale achieved by combining each Atlas Fund with the relevant Evergreen Fund, expenses after consideration of voluntary waivers are expected to be the same, or in some cases lower, than for your existing Atlas Fund.

No load purchases: Although sales charges typically apply to the purchase of Evergreen Fund shares, following the completion of the merger, you will have the ability to purchase or exchange Class A shares at net asset value (with no sales charges) in all Evergreen Funds for as long as the owner of your account remains the same as at the time of the merger, and no additional names are added.

Please consult the attached Prospectus/Proxy Statement for detailed information about each proposed Fund merger.

If you are a shareholder of the Atlas Strategic Income Fund, Atlas Money Market Fund or Atlas California Municipal Money Market Fund, you will receive additional information regarding proposed mergers or liquidations under separate cover.

Proposal 2: Investment Advisory Agreement

You are also being asked to approve an Investment Advisory Agreement with Atlas Advisers, Inc., the current advisor to the Funds, to provide for the continuing management of your Fund.  The Advisory Agreement has terms substantially similar to the Fund’s current interim investment advisory agreement which is scheduled to expire on February 27, 2007, and would provide for the Fund’s continuing management until its merger (if approved by shareholders) or liquidation.

How should shareholders respond?

The Board of Trustees of Atlas Funds has approved each Fund merger and the Investment Advisory Agreement and recommends that you vote FOR the proposals in the enclosed proxy.  Your prompt response will ensure that your vote is counted immediately and that the expense of additional proxy solicitations can be avoided.

Questions?

            If you have any questions about the proposals, please call The Altman Group at 800-499-8519 and a knowledgeable representative will be glad to help you. You can also contact your Atlas Investment Representative in your local World branch.

We appreciate your support.

                                                                       Sincerely,

                                                                        _______________
                                                                        Marion O. Sandler

                                                                        Chairman of the Board

                                                               Atlas Funds

PLEASE FILL IN, DATE, SIGN AND PROMPTLY MAIL THE ENCLOSED PROXY OR YOU MAY VOTE IN PERSON, BY TELEPHONE OR VIA THE INTERNET.

ATLAS STRATEGIC GROWTH FUND
ATLAS GROWTH OPPORTUNITIES FUND
ATLAS S&P 500 INDEX FUND
ATLAS EMERGING GROWTH FUND
ATLAS VALUE FUND
ATLAS DUAL FOCUS FUND (FORMERLY ATLAS BALANCED FUND)
ATLAS INDEPENDENCE FLAGSHIP FUND
ATLAS INDEPENDENCE STAR SPANGLED FUND
ATLAS INDEPENDENCE EAGLE BOND FUND
ATLAS AMERICAN ENTERPRISE BOND FUND
ATLAS U.S. GOVERNMENT AND MORTGAGE SECURITIES FUND
ATLAS STRATEGIC INCOME FUND
ATLAS CALIFORNIA MUNICIPAL BOND FUND
ATLAS NATIONAL MUNICIPAL BOND FUND
ATLAS GLOBAL GROWTH FUND
ATLAS CALIFORNIA MUNICIPAL MONEY FUND
ATLAS MONEY MARKET FUND

794 Davis Street
San Leandro, California 94577

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON FEBRUARY 27, 2007

                A Special Meeting (the “Meeting”) of Shareholders of each Atlas Fund specified above, each a series of Atlas Funds, will be held at the offices of Evergreen Investments, 26th floor, 200 Berkeley Street, Boston, Massachusetts 02116, on February 27, 2007, at 10 a.m., Eastern Daylight Time, and any adjournment(s) thereof, for the following purposes, each of which is more fully described in the accompanying Prospectus/Proxy Statement dated December 29, 2006:

1a.   To consider and act upon the proposed merger (“the Agreement and Plan of Reorganization dated as of December 1, 2006”) of the Atlas Strategic Growth Fund and Atlas Growth Opportunities Fund into the Evergreen Large Cap Equity Fund, a series of Evergreen Equity Trust.

1b.   To consider and act upon the proposed merger (“the Agreement and Plan of Reorganization dated as of December 1, 2006”) of the Atlas S&P 500 Index Fund into the Evergreen Equity Index Fund, a series of Evergreen Select Equity Trust.

1c.   To consider and act upon the proposed merger ("the Agreement and Plan of Reorganization dated as of December 1, 2006"), of Atlas Emerging Growth Fund into the Evergreen Small-Mid Growth Fund, a series of Evergreen Equity Trust.

1d.   To consider and act upon the proposed merger ("the Agreement and Plan of Reorganization, dated as of December 1, 2006"), of Atlas Value Fund and Atlas Dual Focus Fund into the Evergreen Disciplined Value Fund, a series of Evergreen Equity Trust.

1e.   To consider and act upon the proposed merger ("the Agreement and Plan of Reorganization, dated as of December 1, 2006"), of Atlas Independence Flagship Fund into the Evergreen Envision Growth and Income Fund, a series of Evergreen Equity Trust.

1f.   To consider and act upon the proposed merger ("the Agreement and Plan of Reorganization, dated as of December 1, 2006"), of Atlas Independence Star Spangled Fund into the   Evergreen Envision Growth Fund, a series of Evergreen Equity Trust.

1g.   To consider and act upon the proposed merger ("the Agreement and Plan of Reorganization, dated as of December 1, 2006"), of Atlas Independence Eagle Bond Fund into the Evergreen Envision Income Fund, a series of Evergreen Equity Trust.

1h.   To consider and act upon the proposed merger ("the Agreement and Plan of Reorganization, dated as of December 1, 2006"), of Atlas American Enterprise Bond Fund into the Evergreen Core Bond   Fund, a series of Evergreen Select Fixed Income Trust.

1i.   To consider and act upon the proposed merger ("the Agreement and Plan of Reorganization, dated as of December 1, 2006"), of Atlas U.S. Government and   Mortgage Securities Fund into the Evergreen U.S. Government Fund, a series of Evergreen Fixed Income Trust.

1j.   To consider and act upon the proposed merger ("the Agreement and Plan of Reorganization, dated as of December 1, 2006"), of Atlas California Municipal Bond Fund into the Evergreen California Municipal Bond Fund, a series of Evergreen Municipal Trust.

1k.   To consider and act upon the proposed merger ("the Agreement and Plan of Reorganization, dated as of December 1, 2006"), of Atlas National Municipal Bond Fund into the Evergreen Municipal Bond Fund, a series of Evergreen Municipal Trust. ,

1l.   To consider and act upon the proposed merger ("the Agreement and Plan of Reorganization, dated as of December 1, 2006"), of Atlas Global Growth Fund into the Evergreen Intrinsic World Equity Fund, a series of Evergreen International Trust.

2.      To consider and act upon a new Investment Advisory Agreement between Atlas Funds, on behalf of each Atlas   Fund listed above, and Atlas Advisers, Inc.

3.      To transact any other business which may properly come before the Meeting or any adjournment(s) thereof.

On behalf of each Atlas Fund, the Board of Trustees of the Atlas Funds has fixed the close of business on November 30, 2006 as the record date for the determination of shareholders of each Atlas Fund entitled to notice of, and to vote at, the Meeting or any adjournment(s) thereof.

                IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO SIGN WITHOUT DELAY AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE, OR VOTE USING ONE OF THE OTHER METHODS DESCRIBED AT THE END OF THE PROSPECTUS/PROXY STATEMENT SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING.  YOUR PROMPT ATTENTION TO THE ENCLOSED PROXY CARD WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.

                                                                                                      By order of the Board of Trustees of Atlas Funds,

                                                                                                      Lezlie Iannone

                                                                                                      Secretary

December 29, 2006
PROSPECTUS/PROXY STATEMENT

DECEMBER 29, 2006

Transfer of the Assets and Liabilities of (each a series of Atlas Funds):	By and in exchange for Class A Shares of:
Atlas Strategic Growth Fund	Evergreen Large Cap Equity Fund, a series of Evergreen Equity Trust
Atlas Growth Opportunities Fund	Evergreen Large Cap Equity Fund, a series of Evergreen Equity Trust
Atlas S&P 500 Index Fund	Evergreen Equity Index Fund, a series of Evergreen Select Equity Trust
Atlas Emerging Growth Fund	Evergreen Small-Mid Growth Fund, a series of Evergreen Equity Trust
Atlas Value Fund	Evergreen Disciplined Value Fund, a series of Evergreen Equity Trust
Atlas Dual Focus Fund (formerly Atlas Balanced Fund)	Evergreen Disciplined Value Fund, a series of Evergreen Equity Trust
Atlas Independence Flagship Fund	Evergreen Envision Growth and Income Fund, a series of Evergreen Equity Trust
Atlas Independence Star Spangled Fund	Evergreen Envision Growth Fund, a series of Evergreen Equity Trust
Atlas Independence Eagle Bond Fund	Evergreen Envision Income Fund, a series of Evergreen Equity Trust
Atlas American Enterprise Bond Fund	Evergreen Core Bond Fund, a series of Evergreen Select Fixed Income Trust
Atlas U.S. Government and Mortgage Securities Fund	Evergreen U.S. Government Fund, a series of Evergreen Fixed Income Trust
Atlas California Municipal Bond Fund	Evergreen California Municipal Bond Fund, a series of Evergreen Municipal Trust
Atlas National Municipal Bond Fund	Evergreen Municipal Bond Fund, a series of Evergreen Municipal Trust
Atlas Global Growth Fund	Evergreen Intrinsic World Equity Fund, a series of Evergreen International Trust
Atlas Funds Not Merging into an Evergreen Fund:
Atlas Strategic Income Fund Atlas California Municipal Money Fund Atlas Money Market Fund
Atlas Funds 794 Davis Street San Leandro, California 94577 1.800.933.2852	Evergreen Funds 200 Berkeley Street Boston, Massachusetts 800.343.2898

                This Prospectus/Proxy Statement contains or incorporates by reference the information you should know before voting on the proposed reorganization (each, a "Merger"; together, the “Mergers”) of each Atlas Fund (each an “Atlas Fund”) into the relevant Evergreen Fund specified above (each an “Evergreen Fund”). If approved, the Mergers will result in your receipt of Class A shares of the relevant Evergreen Fund in exchange for your Atlas Fund shares. This Prospectus/Proxy Statement also contains or incorporates by reference the information you should know before voting on the proposed new Investment Advisory Agreement (“Advisory Agreement”) with Atlas Advisers, Inc. (“Atlas Advisers”).  Unless the context otherwise requires, when used in this Prospectus/Proxy Statement the term “Atlas Fund” also refers to the Atlas California Municipal Money Fund, Atlas Money Market Fund, and Atlas Strategic Income Fund in any statement pertaining to the approval of the new Advisory Agreement.

MORE INFORMATION ABOUT THE FUNDS IS AVAILABLE

Please read this Prospectus/Proxy Statement carefully and retain it for future reference.

                The following documents contain additional information concerning each Fund involved in the Mergers. All of these documents have been filed with the Securities and Exchange Commission (“SEC”).  Each of the Atlas and Evergreen Funds is a series of a registered open-end management investment company. A copy of the prospectus for any Evergreen Fund into which your Atlas Fund(s) will be merged will be mailed to you along with this Prospectus/Proxy Statement.

Fund	Date of Prospectus (as supplemented from time to time)	Date of Statement of Additional Information (as supplemented from time to time)	Date of Annual Report (if applicable)	Date of Semi-Annual Report (if applicable) (Unaudited)
Evergreen Large Cap Equity Fund (for shareholders of the Atlas Strategic Growth Fund and Atlas Growth Opportunities Fund only)	February 1, 2006	February 1, 2006	September 30, 2006	N/A
Evergreen Equity Index Fund (for shareholders of the Atlas S&P 500 Index Fund only)	December 1, 2006	December 1, 2006	July 31, 2006	N/A
Evergreen Small-Mid Growth Fund (for shareholders of Atlas Emerging Growth Fund only)	September 21, 2005	September 21, 2005	September 30, 2006	N/A
Evergreen Disciplined Value Fund (for shareholders of the Atlas Value Fund and Atlas Dual Focus Fund only)	December 1, 2006	December 1, 2006	July 31, 2006	N/A
Evergreen Envision Growth and Income Fund (for shareholders of the Atlas Independence Flagship Fund only)	September 21, 2005 as amended March 1, 2006	September 21, 2005 as amended March 1, 2006	N/A	June 30, 2006
Evergreen Envision Growth Fund (for shareholders of the Atlas Independence Star Spangled Fund only)	September 21, 2005 as amended March 1, 2006	September 21, 2005 as amended March 1, 2006	N/A	June 30, 2006
Evergreen Envision Income Fund (for shareholders of the Atlas Independence Eagle Bond Fund only)	September 21, 2005 as amended March 1, 2006	September 21, 2005 as amended March 1, 2006	N/A	June 30, 2006
Evergreen Core Bond Fund (for shareholders of the Atlas American Enterprise Bond Fund only)	September 1, 2006	September 1, 2006	April 30, 2006	N/A
Evergreen U.S. Government Fund (for shareholders of the Atlas U.S. Government and Mortgage Securities Fund only)	September 1, 2006	September 1, 2006	April 30, 2006	N/A
Evergreen California Municipal Bond Fund (for shareholders of the Atlas California Municipal Bond Fund only)	August 1, 2006	August 1, 2006	N/A	September 30, 2006
Evergreen Municipal Bond Fund (for shareholder of the Atlas National Municipal Bond Fund only)	October 1, 2006	October 1, 2006	May 31, 2006	N/A
Atlas Funds (All)	April 30, 2006	April 30, 2006	December 31, 2005	June 30, 2006

                For shareholders of Atlas Global Growth Fund, the acquiring fund will be Evergreen Intrinsic World Equity Fund, a new Evergreen fund which has not yet commenced operations as of the date of this Prospectus/Proxy Statement. For more information on Evergreen Intrinsic World Equity Fund, please see the section entitled "Additional Information" in this Prospectus/Proxy Statement.

                Also available is the statement of additional information relating to this Prospectus/Proxy Statement and the proposed Mergers, dated December 29, 2006 (the "Merger SAI").

Information relating to each Fund is contained in its prospectus and statement of additional information, as well as the Merger SAI, dated December 29, 2006, and each of these documents is hereby incorporated by reference into this Prospectus/Proxy Statement. Each of these documents has also been filed with the SEC. Information that has been incorporated by reference into this Prospectus/Proxy Statement is legally considered to be part of this Prospectus/Proxy Statement.

The Funds make all of the documents listed above available to you free of charge if you:
Call 800.343.2898 for the Evergreen Funds or 800.933.2852 for the Atlas Funds, or Write the Funds at either address listed on the cover of this prospectus/proxy statement.

Shareholders may also obtain many of these documents by accessing the Internet site for the Funds at:

http://www.evergreeninvestments.com/ or www.atlasfunds.com.

Shareholders can obtain any of these documents from the SEC in the following ways:

View online and download text/html-only versions of the Funds’ documents from the EDGAR database on the SEC’s Internet site at http://www.sec.gov/.

Review and copy information about the Funds by visiting the Public Reference Room, U.S. Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0102.

Obtain copies, upon payment of a duplicating fee, by sending an e-mail request to publicinfo@sec.gov or by writing the Public Reference Room at the address above.  Information on the operation of the Public Reference Room may be obtained by calling 1.202.551.8090.

The Funds' SEC file numbers are:
Atlas Funds, 033-20318 and 811-05485

Evergreen Equity Trust, 333-37453 and 811-08413 (Evergreen Large Cap Equity Fund, Evergreen Small-Mid Growth Fund, Evergreen Discliplined Value Fund, Evergreen Envision Growth and Income Fund, Evergreen Envision Growth Fund, and Evergreen Envision Income Fund)

Evergreen Fixed Income Trust, 333-37433 and 811-08415 (Evergreen U.S. Government Fund)
Evergreen International Trust, 333-42195 and 811-08553 (Evergreen Intrinsic World Equity Fund)
Evergreen Municipal Trust, 333-37453 and 811-08413 (Evergreen California Municipal Bond Fund and Evergreen Municipal Bond Fund)
Evergreen Select Equity Trust, 333-36047 and 811-08363 (Evergreen Equity Index Fund)
Evergreen Select Fixed Income Trust, 333-36019 and 811-08365 (Evergreen Core Bond Fund)
To ask questions about this Prospectus/Proxy Statement:
Call800-499-8519, or Write to the Funds at either address listed on the cover of this prospectus/proxy statement.

The SEC has not determined that the information in this Prospectus/Proxy Statement is accurate or complete, nor has it approved or disapproved these securities. Anyone who tells you otherwise is committing a crime.

THE SHARES OFFERED BY THIS PROSPECTUS/PROXY STATEMENT ARE NOT DEPOSITS OF A BANK, AND ARE NOT INSURED, ENDORSED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY AND INVOLVE INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF YOUR ORIGINAL INVESTMENT.

PROPOSAL 1: APPROVAL OF EACH AGREEMENT AND PLAN OF REORGANIZATION
SUMMARY OF THE MERGERS ……………….………………………………………………..
What are the key features of the Mergers? …………………………………………………...
After the Mergers, what class of shares of the relevant Evergreen Fund will I own? ………….

Does the Board of Trustees recommend that I vote in favor of approving the Plan?......................................................................................................................................................................................... 3

How do the Funds’ investment goals, principal investment strategies, risks, sales charges, expenses and performance compare? Will I be able to buy, sell and exchange shares the same way? ……………
1. Atlas Strategic Growth Fund and Atlas Growth Opportunities Fund into Evergreen Large Cap Equity Fund
2. Atlas S&P 500 Index Fund into Evergreen Equity Index Fund
3. Atlas Emerging Growth Fund into Evergreen Small-Mid Growth Fund
4. Atlas Value Fund and Atlas Dual Focus Fund into Evergreen Disciplined Value Fund
5. Atlas Independence Flagship Fund into Evergreen Envision Growth and Income Fund
6. Atlas Independence Star Spangled Fund into Evergreen Envision Growth Fund
7. Atlas Independence Eagle Bond Fund into Evergreen Envision Income Fund
8. Atlas American Enterprise Bond Fund into Evergreen Core Bond Fund
9. Atlas U.S. Government and Mortgage Securities Fund into Evergreen U.S. Government Fund
10. Atlas California Municipal Bond Fund into Evergreen California Municipal Bond Fund
11. Atlas National Municipal Bond Fund into Evergreen Municipal Bond Fund
12. Atlas Global Growth Fund into Evergreen Intrinsic World Equity Fund
Who will be the Investment Advisor and Portfolio Manager of my Fund after the Mergers? What will the respective advisory fees be after the Mergers? …………………….
Are there any legal proceedings pending against the Evergreen funds and/or EIMC? …………
What will be the primary federal tax consequences of the Mergers? ………………………

MERGER INFORMATION ……………………………………………………………………
Reasons for the Mergers ……………………………………………………………………...
Agreements and Plans of Reorganization ……………………………………………………..
Federal Income Tax Consequences ………………………………………………………………
Pro Forma Capitalization ……………………………………………………………………….
Distribution of Shares …………………………………………………………………………….
Purchase and Redemption Procedures ……………………………………………………………
Small Account Fee …………………………………………………………………………….
Short-Term Trading Policy ……………………………………………………………………….
Exchange Privileges ………………………………………………………………………………
Distribution and Tax Policies ……………………………………………………………………..

INFORMATION ON SHAREHOLDERS’ RIGHTS ……………………………………………
Form of Organization ……………………………………………………………………………..
Capitalization ……………………………………………………………………………………..
Shareholder Liability ……………………………………………………………………………..
Shareholder Meetings and Voting Rights ………………………………………………………...
Liquidation ………………………………………………………………………………………..
Liability and Indemnification of Trustees ………………………………………………………...

PROPOSAL 2: APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT
INFORMATION REGARDING INVESTMENT ADVISORY AGREEMENT ………………..
The Investment Advisor and Evaluation by the Trustees ………………………………………...
Approval of the New Advisory Agreement…………………………………………………
Terms of the New Advisory Agreement ……………………………………………………….
Fees Paid Under the New Advisory Agreement ……………………………………………..
Principal Executive Officers and Directors of Atlas Advisers, Inc. …………………………….

VOTING INFORMATION CONCERNING THE MEETING ………………………………….
Shareholder Information ………………………………………………………………………….

FINANCIAL STATEMENTS AND EXPERTS ……….……………………………………
LEGAL MATTERS …………………………………….………………………………………..
ADDITIONAL INFORMATION ………………………………………………………………..
OTHER BUSINESS ………………………………………………………………………...
INSTRUCTIONS FOR EXECUTING PROXY CARDS ………………………………………..
OTHER WAYS TO VOTE YOUR PROXY ……...……………………………………………..

EXHIBIT A—Form of Agreement and Plan of Reorganization ………………………………………	A-1
EXHIBIT B—Comparison of Atlas Funds' and Evergreen Funds' Fundamental Investment Policies ………………………………..…………………	B-1
EXHIBIT C—Pro Forma Capitalization ………………………………..…………………	C-1
EXHIBIT D—Investment Advisory Agreement ………..…………………………………………	D-1
EXHIBIT E—More Information about Evergreen Intrinsic World Equity Fund ………..…………	E-1

PROPOSAL 1: APPROVAL OF EACH AGREEMENT AND PLAN OF REORGANIZATION

SUMMARY OF THE MERGERS

                This section summarizes the primary features and consequences of the Mergers. This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, the Merger SAI, and each Agreement and Plan of Reorganization, as well as each Fund’s prospectus, statement of additional information, annual report and semiannual report, as applicable.

What are the key features of the Mergers?

        Each Merger has its own Agreement and Plan of Reorganization (the “Plan”) which sets forth the key features of the applicable Merger. For a complete description of each Merger, see the form of the Plan, attached as Exhibit A to this Prospectus/Proxy Statement. Each Plan generally provides for the following:

the transfer of all of the assets of an Atlas Fund to an Evergreen Fund in exchange for Class A shares of the Evergreen Fund;

the assumption by the applicable Evergreen Fund of the liabilities of the corresponding Atlas Fund ;

the liquidation of the Atlas Fund by distributing Class A shares of the Evergreen Fund to the Atlas Fund’s shareholders and cancellation of all shares of the Atlas Fund;

the expected treatment of the receipt of the Evergreen Fund shares by the Atlas Fund’s shareholders in the applicable Merger as a non-taxable transaction for shareholders for federal income tax purposes; and

the assumption of the costs of each Merger by Evergreen Investment Management Company, LLC (“EIMC”).

Certain Mergers are scheduled to take place on or about May 18, 2007 and certain Mergers will take place on May 25, 2007.

After the Mergers, what class of shares of the relevant Evergreen Fund will I own?

You will receive Class A shares of the relevant Evergreen Fund in the applicable Merger.  The new shares you receive will have the same total value as your Atlas Fund shares as of the close of business on the day immediately prior to the respective Merger.

  Does the Board of Trustees recommend that I vote in favor of approving the Plan?

Yes. The Board of Trustees of Atlas Funds, including a majority of the Trustees who are not “interested persons” (the “Independent Trustees”), as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), has concluded that each Merger would be in the best interests of the applicable Atlas Fund and its shareholders, and that existing Atlas Fund shareholders’ interests will not be diluted as a result of any of the Mergers. Accordingly, the Trustees have submitted each Plan for approval by the relevant Atlas Fund’s shareholders. The Trustees of the applicable Evergreen Trusts have also approved the Plan on behalf of each Evergreen Fund.

How do the Funds’ investment goals, principal investment strategies,risks, sales charges, expenses and performance compare? Will I be able to buy, sell and exchange shares the same way?

The following sections highlight a comparison between each Atlas Fund and the corresponding Evergreen Fund with respect to their investment goals, principal investment strategies, risks, sales charges, expenses and performance as set forth in each Fund’s prospectus and statement of additional information. The information below is only a summary; for more detailed information, please see each Fund's prospectus and statement of additional information.

                    Each Atlas Fund's investment goal, with the exception of Atlas Independence Eagle Bond Fund and Atlas Independence Star Spangled Fund, is fundamental and may not be changed without the approval of a majority of that Atlas Fund's shareholders. The investment goals of Atlas Independence Eagle Bond Fund, Atlas Independence Star Spangled Fund and each Evergreen Fund may be changed without shareholder approval. Each Atlas Fund and each Evergreen Fund has also adopted certain fundamental investment policies and restrictions which may not be changed without the vote of a majority of each Fund's outstanding shares, as defined in the 1940 Act. For a table comparison of the fundamental investment restrictions of the Atlas Funds and the Evergreen Funds, please see Exhibit B to this Prospectus/Proxy Statement.

1.   ATLAS STRATEGIC GROWTH FUND AND ATLAS GROWTH OPPORTUNITIES FUND INTO EVERGREEN LARGE CAP EQUITY FUND

As a shareholder of Atlas Strategic Growth Fund and/or Atlas Growth Opportunities Fund, please be advised that the Merger of each of Atlas Strategic Growth Fund and Atlas Growth Opportunities Fund into Evergreen Large Cap Equity Fund will proceed individually once each proposed Merger receives shareholder approval.

                The following table highlights the comparison among Atlas Strategic Growth Fund, Atlas Growth Opportunities Fund and Evergreen Large Cap Equity Fund with respect to their investment goals, strategies and risks as set forth in each Fund’s prospectus and statement of additional information. The information below, including the description of risks, is only a summary; for more detailed information, please see each Fund's prospectus and statement of additional information.

Comparison of Investment Goals and Principal Investment Strategies

	Atlas Strategic Growth Fund	Atlas Growth Opportunities Fund	Evergreen Large Cap Equity Fund
INVESTMENT GOAL	Seeks long-term growth exclusively, with no intent to provide current income.	Seeks long-term capital appreciation without any consideration for current income.	Seeks maximum capital growth
PRINCIPAL INVESTMENT STRATEGIES

Invests primarily in stocks of medium to large, growth-oriented U.S. companies with market capitalizations similar to those of the companies in the Russell 1000® Index.

Fund manager seeks companies it believes have above-average appreciation potential, particularly those with superior revenue and earnings prospects, favorable earnings momentum believed to be sustainable over time, successful business records and strong operating results.

While maintaining a diversified portfolio, it may increase the emphasis on a particular company or industry from time to time.

Does not invest in companies that manufacture tobacco products.

Invests primarily in stocks of medium and large-capitalization U.S. companies similar to those of the companies in the Russell 1000® Index.

Fund manager selects a combination of growth stocks,  believed to have superior earnings potential, and value stocks that trade at attractive prices.

May purchase government and investment grade corporate bonds, and also convertible securities for some protection against fluctuating stock prices.

Does not invest in companies that manufacture tobacco products.

While maintaining a diversified portfolio, it may increase the emphasis on a particular company or industry from time to time.

Seeks to provide maximum capital growth greater than that of the S&P 500 Index* by investing primarily and under normal conditions at least 80% of its assets in the common stocks of large U.S. companies (i.e., companies with market capitalizations that fall within the market capitalization range of the companies tracked by the S&P 500 Index measured at time of purchase). As of June 30, 2005, the S&P 500 Index had a market capitalization range of approximately $535 million to $367.3 billion.

Seeks to maintain a weighted average market capitalization that falls within the range of the S&P 500 Index.

Up to 20% of its assets may be invested in the equity securities of small and medium-sized companies and in cash or cash equivalents.

Portfolio manager selects stocks using a style of diversified equity management that combines growth and value investing. In selecting growth stocks, the Fund’s portfolio manager attempts to invest in companies that he believes will experience steady or accelerated earnings growth. In selecting value stocks, the portfolio manager attempts to invest in stocks of companies which are undervalued.

Does not have a policy prohibiting investing in companies that manufacture tobacco products.

* “Standard & Poor’s,” “S&P,” “S&P 500” and “500” are trademarks of the McGraw-Hill Companies, Inc. and have been licensed for use by EIMC. The product is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product.

In addition, the Evergreen Large Cap Equity Fund may temporarily invest up to 100% of its assets in high quality money market instruments in response to adverse economic, political or market conditions, while Atlas Strategic Growth Fund and Atlas Growth Opportunities Fund may temporarily invest up to 100% of their assets in short-term debt securities or money market instruments. These strategies are inconsistent with the Funds' principal investment strategies and investment goals and, if employed, could result in lower return and potential loss of market opportunity.

A portion of the securities held by Atlas Strategic Growth Fund and Atlas Growth Opportunities Fund may be disposed of in connection with the Merger and this could result in additional portfolio transaction costs to the Funds and capital gains to respective shareholders.

Comparison of Principal Investment Risks

An investment in any of the Funds is subject to certain risks. The principal risk factors for the Funds are similar due to the similarity of the Funds' investment goals and strategies.  There is no assurance that investment performance of any of the Funds will be positive or that the Funds will meet their investment goals. The following tables and discussion highlight the principal risks associated with an investment in each of the Funds.

Atlas Strategic Growth Fund

Atlas Growth Opportunities Fund

Evergreen Large Cap Equity Fund
Each Fund is subject to Stock Market Risk.

Your investment will be affected by general economic conditions such as prevailing economic growth, inflation and interest rates, as well as the economic conditions of the particular industries, companies or sectors in which the Fund invests. Adverse economic developments may cause equity securities to decline in value and/or decrease the dividends they pay.

Atlas Strategic Growth Fund

Atlas Growth Opportunities Fund

Evergreen Large Cap Equity Fund
Each Fund is subject to Market Capitalization Risk.

                Investing primarily in one of the three broad market capitalization categories -- large, medium or small -- carries the risk that such category may be currently out of favor with investors. Compared to larger companies, small and midsized companies may be more volatile, less liquid, and may involve special risks, including those associated with dependence on a small management group, little or no operating history, little or no track record of success, and limited product lines, markets and financial resources.

Atlas Strategic Growth Fund

Atlas Growth Opportunities Fund

Evergreen Large Cap Equity Fund
Each Fund is subject to Investment Style Risk.

Different types of securities -- such as growth style or value style securities -- tend to shift into and out of favor with investors depending on changes in market and economic conditions. As a result, a Fund’s performance may at times be worse than the performance of other mutual funds that invest more broadly or that have different investment styles.

Other Risks

Each Fund may invest in futures and options which are forms of derivatives. Derivatives are subject to a number of risks, including market risk, credit risk, improper valuation risk, and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates or indexes they are designed to hedge or to track. Derivative transactions typically involve leverage, may be highly volatile, and may increase the amount of taxes payable by shareholders. Suitable derivative transactions may not always be available and there can be no assurance that the Fund will engage in these transactions at a beneficial time.

Although not a principal investment strategy, Evergreen Large Cap Equity Fund may invest up to 20% of its assets in foreign securities. Foreign securities are acceptable, but not principal, investments for Atlas Strategic Growth Fund and Atlas Growth Opportunities Fund, both of which have no restriction on the amount of assets that may be invested in foreign securities, although it is currently anticipated that neither Atlas Fund will invest in excess of 15% of its assets in foreign securities. Foreign securities markets can be less liquid and more volatile than the U.S. market, exposing investors to greater risk of loss. Securities issued abroad are usually denominated in foreign currencies, which may fluctuate against the U.S. dollar, causing the Fund’s share price to fluctuate.

                 Atlas Strategic Growth Fund, Atlas Growth Opportunities Fund and Evergreen Large Cap Equity Fund generally do not take portfolio turnover into account when making investment decisions; as a result the Funds can experience a high rate of portfolio turnover (greater than 100%) in any given fiscal year.  When this happens, a Fund can incur greater brokerage and other transaction costs which are borne by the Fund and its shareholders.  This can also result in a Fund realizing greater net short-term capital gains, distributions from which may be taxable to shareholders as ordinary income.

The Funds have other investment strategies, policies, practices and restrictions which, together with their related risks, are also set forth in each Fund's prospectus and statement of additional information.

Comparison of Performance

The following tables show how each Fund has performed in the past. Past performance (both before and after taxes) is not an indication of future results.

Year-by-Year Total Return (%)

                The tables below show the percentage gain or loss for each of Atlas Strategic Growth Fund, Atlas Growth Opportunities Fundand the Class A shares of Evergreen Large Cap Equity Fund for each of the last ten complete calendar years.  The tables should give you a general idea of the risks of investing in each Fund by showing how each Fund’s return has varied from year-to-year.  The tables include the effect of Fund expenses and the reinvestment of all dividends and distributions but not Evergreen Large Cap Equity Fund’s sales charges. If these charges had been included, the returns for Evergreen Large Cap Equity Fund would have been lower.

Atlas Strategic Growth Fund
‘96	‘97	‘98	‘99	‘00	‘01	‘02	‘03	‘04	'05
23.7%	26.9%	11.2%	40.1%	-9.7%	-28.6%	-27.2%	22.5%	9.9%	8.2%

Best Quarter:	4th Quarter 1999	26.18%
Worst Quarter:	4th Quarter 2000	-25.50%
Year-to-date as of 9/30/06 is 1.15%.

Atlas Growth Opportunities Fund
‘96	‘97	‘98	‘99	‘00	‘01	‘02	‘03	‘04	'05
20.2%	26.3%	25.8%	31.7%	-4.9%	-13.8%	-18.1%	24.9%	9.9%	7.4%

Best Quarter:	4th Quarter 1999	20.98%
Worst Quarter:	3rd Quarter 2001	-13.81%
Year-to-date as of 9/30/06 is 3.95%.

Evergreen Large Cap Equity Fund
‘96	‘97	‘98	‘99	‘00	‘01	‘02	‘03	‘04	'05
27.19%	30.43%	12.55%	19.73%	-8.08%	-13.88%	-22.50%	29.84%	12.22%	7.15%

Best Quarter:	4th Quarter 1998	+26.52%
Worst Quarter:	3rd Quarter 1998	-18.28%
Year-to-date as of 9/30/06 is 9.46%.

                The following tables list each Fund’s average annual total return over the past one, five and ten years (for all three Funds) and since inception (for Evergreen Large Cap Equity Fund only) (through 12/31/2005), both including and excluding any applicable sales charges.  Returns for Atlas Strategic Growth Fund and Atlas Growth Opportunities Fund do not include the effect of a sales charge.  If a sales charge had been reflected, returns would have been lower.  These tables are intended to provide you with some indication of the risks of investing in each Fund by comparing each Fund’s performance with that of an index. At the bottom of the table, you can compare the performance of each of the Funds with that of the Standard & Poor’s 500 Index (S&P 500), a broad-based market index. You can also compare Atlas Strategic Growth Fund’s performance with the Russell 1000 Growth Index® (Russell 1000 Growth), a broad-based market index. The S&P 500 is an unmanaged, market value-weighted index measuring the performance of 500 U.S. stocks chosen for market size, liquidity, and industry group representation. Russell 1000 Growth is an unmanaged market capitalization weighted index measuring the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.   Performance information for an index does not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

Average Annual Total Returns (for the periods ended 12/31/2005)

Atlas Strategic Growth Fund
	1 Year	5 Years	10 Years
Return Before Taxes	8.19%	-5.42%	5.28%
Return After Taxes on Distributions*	8.19%	-5.42%	4.06%
Return After Taxes on Distributions and Sale of Fund Shares*	5.32%	-4.53%	4.07%
Russell 1000 Growth[1]	5.26%	-3.58%	6.73%
S&P 500	4.91%	0.54%	9.07%

Atlas Growth Opportunities Fund
	1 Year	5 Years	10 Years
Return Before Taxes	7.42%	0.79%	9.55%
Return After Taxes on Distributions*	7.10%	0.70%	8.16%
Return After Taxes on Distributions and Sale of Fund Shares*	5.26%	0.66%	7.75%
S&P 500	4.91%	0.54%	9.07%

Evergreen Large Cap Equity Fund–Class A Shares
	1 Year	5 Years	10 Years	Performance Since Inception 2/28/1990
Return Before Taxes (Including Sales Charge)	2.05%	-0.15%	7.39%	10.13%
Return Before Taxes (Excluding Sales Charge)	7.15%	0.83%	7.91%	10.47%
Return After Taxes on Distributions*	1.94%	-0.30%	4.97%	N/A
Return After Taxes on Distributions and Sale of Fund Shares*	1.46%	-0.20%	5.17%	N/A
S&P 500	4.91%	0.54%	9.07%	11.06%

(1) The Russell 1000 Growth became the Fund's index as of October 20, 2004. Prior to that date, the Fund's benchmark was the S&P 500.

* The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.   After-tax returns on distributions and the sale of Fund shares assumes a complete sale of Fund shares at the end of the measurement period, resulting in capital gains taxes or tax benefits when capital losses occur.  Actual after-tax returns will depend on your individual tax situation and may differ from those shown.  The after-tax returns shown are not relevant to you if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

For a detailed discussion of the manner of calculating total return, please see each Fund’s statement of additional information.  Generally, the calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date.

Comparison of Sales Charges and Expenses

The sales charges and expenses for the Class A shares of Evergreen Large Cap Equity Fund and shares of Atlas Strategic Growth Fund and Atlas Growth Opportunities Fund are different. For a complete description of the sales charges and expenses for each Fund, see the tables below under the caption “Shareholder Fees” and the section “Merger Information - Distribution of Shares.”

The following tables allow you to compare the sales charges of the Funds.  The table entitled "Evergreen Large Cap Equity Fund Pro Forma" also shows you what the sales charge will be, assuming the Merger takes place. You will not pay any front-end or contingent deferred sales charge on shares you receive in connection with each of the Mergers. The difference in expenses for "Evergreen Large Cap Equity Fund Pro Forma" from the information presented below should either of the proposed Mergers proceed alone is estimated to be .01% or less.

                In addition, all subsequent purchases of Class A shares by former shareholders of Atlas Strategic Growth Fund and Atlas Growth Opportunities Fund will be made at net asset value without the imposition of any front-end or contingent deferred sales charge ("NAV Privilege").   Former Atlas Fund shareholders will retain the NAV Privilege so long as the owner of the account remains the same as at the time of the Merger, and no additional names are added.  If an Atlas Fund shareholder transfers their account to a financial intermediary, so long as the name on the account remains the same, the NAV Privilege will remain in effect.

Shareholder Fees (fees paid directly from your investment)

Atlas Strategic Growth Fund and Atlas Growth Opportunities Fund		Evergreen Large Cap Equity Fund
Shareholder Transaction Expenses		Shareholder Transaction Expenses	Class A
Maximum sales charge imposed on purchases (as a % of offering price)	None	Maximum sales charge imposed on purchases (as a % of offering price)	4.75%*
Maximum contingent deferred sales charge (as a % of either the redemption amount or initial investment, whichever is lower)	None	Maximum contingent deferred sales charge (as a % of either the redemption amount or initial investment, whichever is lower)	None*

Evergreen Large Cap Equity Fund Pro Forma
Shareholder Transaction Expenses	Class A
Maximum sales charge imposed on purchases (as a % of offering price)	4.75%*
Maximum contingent deferred sales charge (as a % of either the redemption amount or initial investment, whichever is lower)	None*

*Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a contingent deferred sales charge of 1.00% upon redemption within one year.  All subsequent purchases of Class A shares by former shareholders of Atlas Strategic Growth Fund and Atlas Growth Opportunities Fund will be made at net asset value without the imposition of any front-end or contingent deferred sales charge.

The following tables allow you to compare the expenses of the Funds.  The amounts for Atlas Strategic Growth Fund and Atlas Growth Opportunities Fund set forth in the following table and in the examples are based on actual expenses for the fiscal year ended December 31, 2005.  The amounts for the Class A shares of Evergreen Large Cap Equity Fund set forth in the following table and in the examples are based on the actual expenses for the fiscal year ended September 30, 2006.  The table entitled “Evergreen Large Cap Equity Fund Pro Forma” shows you what the expenses are estimated to have been for the twelve-month period ended September 30, 2006, assuming the Mergers had taken place.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Atlas Strategic Growth Fund (based on expenses for the fiscal year ended December 31, 2005)
Management Fees	Distribution and/or Service (Rule 12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses
0.70%	0.25%	0.33%	1.28%

Atlas Growth Opportunities Fund (based on expenses for the fiscal year ended December 31, 2005)
Management Fees	Distribution and/or Service (Rule 12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses
0.63%	0.25%	0.23%	1.11%

Evergreen Large Cap Equity Fund – Class A (based on expenses for the fiscal year ended September 30, 2006)
Management Fees[1,2]	Distribution and/or Service (Rule 12b-1) Fees[2]	Other Expenses	Total Annual Fund Operating Expenses[1,2]
0.45%	0.25%	0.21%	0.91%

Evergreen Large Cap Equity Fund Pro Forma – Class A (based on what the estimated combined expenses of Evergreen Large Cap Equity Fund would have been for the 12 months ended September 30, 2006 assuming the Mergers had occurred)[3]

Management Fees[1,2]	Distribution and/or Service (Rule 12b-1) Fees[2]	Other Expenses	Total Annual Fund Operating Expenses[1,2]
0.45%	0.25%	0.21%	0.91%

(1) From December 1, 2005 until December 1, 2006, Evergreen Large Cap Equity Fund paid a monthly management fee at an annual rate of 0.30%. Beginning December 1, 2006, the monthly management fee will be increased, up to a maximum annual rate of 0.45%, by one-half of the amount by which the investment returns of the Evergreen Large Cap Equity Fund's Class I shares exceed the return of the S&P 500 plus 0.25%. Similarly, the monthly management fee will be decreased, down to a minimum annual rate of 0.15%, by one-half of the amount by which Evergreen Large Cap Equity Fund's investment return is less than the return of the S&P 500 minus 0.25%. The fee will be paid monthly based on Evergreen Large Cap Equity Fund's performance for a rolling 36-month period ending with the month for which the fee is calculated (subject to transition rules during the 24-month period beginning December 1, 2006). Any adjustment to the management fee will be applied based on Evergreen Large Cap Equity Fund's average daily net assets over the same period for which the adjustment is calculated. For examples of the calculation of the performance fee, please see the section of the Evergreen Large Cap Equity Fund's prospectus entitled "The Fund's Investment Advisor" or for a detailed description of the calculation of the management fee, see the Statement of Additional Information dated February 1, 2006, as supplemented from time to time, for Evergreen Large Cap Equity Fund.

(2) Restated to reflect current fees. Total Annual Fund Operating Expenses will vary depending on the Management Fee, as described above.
(3) Evergreen Large Cap Equity Fund will be the accounting survivor following the Merger.

The tables below show examples of the total fees and expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods.  The examples are intended to help you compare the cost of investing in either Atlas Strategic Growth Fund or Atlas Growth Opportunities Fund versus Evergreen Large Cap Equity Fund, both before and after the Mergers, and are for illustration purposes only.  The examples assume a 5% average annual return, reinvestment of all dividends and distributions, that the applicable Fund's operating expenses are the same as described in the applicable table above, and, for Evergreen Large Cap Equity Fund Pro Forma, the examples are shown both with and without the imposition of its Class A sales charge, assuming the Mergers had taken place.  Your actual costs may be higher or lower.

Examples of Fund Expenses

	Atlas Strategic Growth Fund		Atlas Growth Opportunities Fund

After 1 year	$130	After 1 year	$113
After 3 years	$406	After 3 years	$353
After 5 years	$702	After 5 years	$612
After 10 years	$1,545	After 10 years	$1,352

Evergreen Large Cap Equity Fund (Class A)

Expenses With Class A Sales Charge
After 1 year	$563
After 3 years	$751
After 5 years	$955
After 10 years	$1,541

Evergreen Large Cap Equity Fund (Class A)

Pro Forma

	Expenses With Class A Sales Charge

Expenses Without

		Class A Sales Charge*
After 1 year	$563	$93
After 3 years	$751	$290
After 5 years	$955	$504
After 10 years	$1,541	$1,120

*All subsequent purchases of Class A shares by former shareholders of Atlas Strategic Growth Fund and Atlas Growth Opportunities Fund will be made at net asset value without the imposition of any front-end or contingent deferred sales charge.

                  The procedures for buying, selling and exchanging shares of the Funds are similar.  For more information, see the sections entitled “Merger Information - Purchase and Redemption Procedures” and “Merger Information - Exchange Privileges.”

2.   ATLAS S&P 500 INDEX FUND INTO EVERGREEN EQUITY INDEX FUND

                The following table highlights a comparison between Atlas S&P 500 Index Fund and Evergreen Equity Index Fund with respect to their investment goals, strategies and risks as set forth in each Fund’s prospectus and statement of additional information. The information below, including the description of risks, is only a summary; for more detailed information, please see each Fund's prospectus and statement of additional information.

Comparison of Investment Goals and Principal Investment Strategies

	Atlas S&P 500 Index Fund	Evergreen Equity Index Fund
INVESTMENT GOAL	Seeks long-term growth by investing in the stocks that comprise the S&P 500 Composite Stock Price Index* (S&P 500).	Seeks investment results that achieve price and yield performance similar to the S&P 500.
PRINCIPAL INVESTMENT STRATEGIES

Attempts to match as closely as possible, before fees and expenses, the risk and return of the S&P 500, which emphasizes stocks of large U.S. companies.

Invests all of its assets in a separate mutual fund (Master Portfolio), which has the same investment goal as the fund and holds stocks of each of the companies that comprise the S&P 500 while seeking to match its holdings to the relative value represented by each company in the index.

Invests substantially all of its assets in equity securities that represent a composite of the S&P 500.

The portfolio manager uses computer models that closely monitor the composition of the S&P 500.

To replicate the performance of the S&P 500, the portfolio manager uses a passive management approach and invests in substantially all of the stocks comprising the S&P 500.

* “Standard & Poor’s,” “S&P,” “S&P 500” and “500” are trademarks of the McGraw-Hill Companies, Inc. and have been licensed for use by EIMC. The product is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product.

In addition, Evergreen Equity Index Fund may temporarily invest up to 100% of its assets in high quality money market instruments in response to adverse economic, political or market conditions. Atlas S&P 500 Index Fund may temporarily invest up to 100% of its assets in short-term debt securities or money market instruments. These strategies are inconsistent with the Funds' principal investment strategies and investment goals and, if employed, could result in lower return and potential loss of market opportunity.

A portion of the securities held by Atlas S&P 500 Index Fund may be disposed of in connection with the Merger and this could result in additional portfolio transaction costs to the Funds and capital gains to shareholders.

Comparison of Principal Investment Risks

An investment in either Fund is subject to certain risks. The principal risk factors for the Funds are similar due to the similarity of the Funds' investment goals and strategies.  There is no assurance that investment performance of either Fund will be positive or that the Funds will meet their investment goals. The following tables and discussion highlight the principal risks associated with an investment in each of the Funds.

Atlas S&P 500 Index Fund

Evergreen Equity Index Fund
Each Fund is subject to Stock Market Risk.

Your investment will be affected by general economic conditions such as prevailing economic growth, inflation and interest rates, as well as the economic conditions of the particular industries, companies or sectors in which the Fund invests. Adverse economic developments may cause equity securities to decline in value and/or decrease the dividends they pay.

Atlas S&P 500 Index Fund

Evergreen Equity Index Fund
Each Fund is subject to Market Capitalization Risk.

                Investing primarily in one of the three broad market capitalization categories -- large, medium or small -- carries the risk that such category may be currently out of favor with investors. Compared to larger companies, small and midsized companies may be more volatile, less liquid, and may involve special risks, including those associated with dependence on a small management group, little or no operating history, little or no track record of success, and limited product lines, markets and financial resources.

Atlas S&P 500 Index Fund

Evergreen Equity Index Fund
Each Fund is subject to Investment Style Risk.

Different types of securities -- such as growth style or value style securities -- tend to shift into and out of favor with investors depending on changes in market and economic conditions. As a result, a Fund’s performance may at times be worse than the performance of other mutual funds that invest more broadly or that have different investment styles.

Atlas S&P 500 Index Fund

Evergreen Equity Index Fund
Each Fund is subject to Index Risk.

                Since the Fund is not actively managed, it cannot modify its investments to respond to economic changes and may be particularly susceptible to a general decline in U.S. or global stock markets. There can be no assurance that the Fund’s modeling techniques designed to approximate the S&P 500's performance will reduce “tracking error" (the difference between the Fund’s returns (before expenses) and those of the S&P 500). Returns may be lower than returns of the S&P 500 due to brokerage costs, fees and operating expenses.

Other Risks

Each Fund may invest in futures and options which are forms of derivatives.  Derivatives are subject to a number of risks, including market risk, credit risk, improper valuation risk, and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates or indexes they are designed to hedge or to track. Derivative transactions typically involve leverage, may be highly volatile, and may increase the amount of taxes payable by shareholders. Suitable derivative transactions may not always be available and there can be no assurance that the Fund will engage in these transactions at a beneficial time.

Atlas S&P 500 Index Fund and Evergreen Equity Index Fund generally do not take portfolio turnover into account when making investment decisions. As a result, the Funds can experience a high rate of portfolio turnover (greater than 100%) in any given fiscal year.  When this happens, a Fund can incur greater brokerage and other transaction costs which are borne by the Fund and its shareholders.  This can also result in a Fund realizing greater net short-term capital gains, distributions from which may be taxable to shareholders as ordinary income.

                The Funds have other investment strategies, policies, practices and restrictions which, together with their related risks, are also set forth in each Fund's prospectus and statement of additional information.

Comparison of Performance

The following tables show how each Fund has performed in the past. Past performance (both before and after taxes) is not an indication of future results.

Year-by-Year Total Return (%)

                The tables below show the percentage gain or loss for the Atlas S&P 500 Index Fund and the Class A shares of Evergreen Equity Index Fund for each of the last ten complete calendar years, or since inception in the case of Atlas S&P 500 Index Fund.  The tables should give you a general idea of the risks of investing in each Fund by showing how each Fund’s return has varied from year-to-year.  The tables include the effect of Fund expenses and the reinvestment of all dividends and distributions but not Evergreen Equity Index Fund’s sales charges. If these charges had been included, the returns for Evergreen Equity Index Fund would have been lower.

Atlas S&P 500 Index Fund
‘96	‘97	‘98	‘99	‘00	‘01	‘02	‘03	'04	'05
					-12.4%	-22.4%	27.7%	10.4%	4.3%

Best Quarter:	2nd Quarter 2003	15.28%
Worst Quarter:	3rd Quarter 2002	-17.39%
Year-to-date as of 9/30/06 is 8.14%.

Evergreen Equity Index Fund  (Class A)

‘96	‘97	‘98	‘99	‘00	‘01	‘02	‘03	‘04	‘05
22.86%	32.54%	27.61%	20.38%	-9.47%	-12.31%	-22.48%	27.70%	10.25%	4.36%

Best Quarter:	4th Quarter 1998	21.22%
Worst Quarter:	3rd Quarter 2002	-17.41%
Year-to-date as of 9/30/06 is 8.10%.

                The following tables list each Fund’s average annual total return over the past one, five and ten years and since inception (through 12/31/2005), both including and excluding any applicable sales charges. The Atlas S&P 500 Index Fund's returns do not include the effect of a sales charge. If a sales charge had been reflected, returns would have been lower. These tables are intended to provide you with some indication of the risks of investing in each Fund by comparing each Fund’s performance with that of an index. At the bottom of the table, you can compare both Atlas S&P 500 Index Fund’s and Evergreen Equity Index Fund’s performance with that the S&P 500 Index (S&P 500), a broad-based market index.The S&P 500 is an unmanaged, market value-weighted index measuring the performance of 500 U.S. stocks chosen for market size, liquidity, and industry group representation. Performance information for an index does not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or taxes. It is not possible to invest directly in an index.

Average Annual Total Returns (for the periods ended 12/31/2005)

Atlas S&P 500 Index Fund
	1 Year	5 Years	Performance Since Inception 8/16/2000
Return Before Taxes	4.30%	0.01%	-2.06%
Return After Taxes on Distributions*	4.11%	-0.23%	-2.29%
Return After Taxes on Distributions and Sale of Fund Shares*	3.05%	-0.09%	-1.84%
S&P 500	4.91%	0.54%	-1.58%

Evergreen Equity Index Fund–Class A Shares
	1 Year	5 Years	10 Years	Performance Since Inception 2/28/1990
Return Before Taxes (Including Sales Charge)	-0.60%	-1.00%	7.98%	11.23%
Return Before Taxes (Excluding Sales Charge)	4.36%	-0.03%	8.50%	11.49%
Return After Taxes on Distributions*	-0.93%	-1.32%	7.27%	N/A
Return After Taxes on Distributions and Sale of Fund Shares*	-0.28%	-1.01%	6.67%	N/A
S&P 500	4.91%	0.54%	9.07%	12.44%

* The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.   After-tax returns on distributions and the sale of Fund shares assumes a complete sale of Fund shares at the end of the measurement period, resulting in capital gains taxes or tax benefits when capital losses occur.  Actual after-tax returns will depend on your individual tax situation and may differ from those shown.  The after-tax returns shown are not relevant to you if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

                For a detailed discussion of the manner of calculating total return, please see each Fund’s statement of additional information.  Generally, the calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date.

Comparison of Sales Charges and Expenses

The sales charges and expenses for the Class A shares of Evergreen Equity Index Fund and shares of Atlas S&P 500 Index Fund are different. For a complete description of the sales charges and expenses for each Fund, see the tables below under the caption “Shareholder Fees” and the section “Merger Information - Distribution of Shares.”

The following tables allow you to compare the sales charges of the Funds.  The table entitled "Evergreen Equity Index Fund Pro Forma" also shows you what the sales charge will be, assuming the Merger takes place. You will not pay any front-end or contingent deferred sales charge on shares you receive in connection with each of the Mergers.

In addition, all subsequent purchases of Class A shares by former shareholders of Atlas S&P 500 Index Fund will be made at net asset value without the imposition of any front-end or contingent deferred sales charge ("NAV Privilege").  Former Atlas Fund shareholders will retain the NAV Privilege so long as the owner of the account remains the same as at the time of the Merger, and no additional names are added.  If an Atlas Fund shareholder transfers their account to a financial intermediary, so long as the name on the account remains the same, the NAV Privilege will remain in effect.

Shareholder Fees (fees paid directly from your investment)

Atlas S&P 500 Index Fund		Evergreen Equity Index Fund
Shareholder Transaction Expenses		Shareholder Transaction Expenses	Class A
Maximum sales charge imposed on purchases (as a % of offering price)	None	Maximum sales charge imposed on purchases (as a % of offering price)	4.75%*
Maximum contingent deferred sales charge (as a % of either the redemption amount or initial investment, whichever is lower)	None	Maximum contingent deferred sales charge (as a % of either the redemption amount or initial investment, whichever is lower)	None*

Evergreen Equity Index Fund Pro Forma
Shareholder Transaction Expenses	Class A
Maximum sales charge imposed on purchases (as a % of offering price)	4.75%*
Maximum contingent deferred sales charge (as a % of either the redemption amount or initial investment, whichever is lower)	None*

*Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a contingent deferred sales charge of 1.00% upon redemption within one year. All subsequent purchases of Class A shares by former shareholders of Atlas S&P 500 Index Fund will be made at net asset value without the imposition of any front-end or contingent deferred sales charge.

The following tables allow you to compare the expenses of the Funds.  The amounts for Atlas S&P 500 Index Fund set forth in the following table and in the examples are based on actual expenses for the fiscal year ended December 31, 2005.  The amounts for the Class A shares of Evergreen Equity Index Fund set forth in the following table and in the examples are based on the actual expenses for the fiscal year ended July 31, 2006.  The table entitled “Evergreen Equity Index Fund Pro Forma” shows you what the expenses are estimated to have been for the twelve-month period ended July 31, 2006, assuming the Merger had taken place.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Atlas S&P 500 Index Fund (based on expenses for the fiscal year ended December 31, 2005)
Management Fees	Distribution and/or Service (Rule 12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses[1]
0.30%	0.25%	0.31%	0.86%

Evergreen Equity Index Fund – Class A (based on expenses for the fiscal year ended July 31, 2006)
Management Fees	Distribution and/or Service (Rule 12b-1) Fees[2]	Other Expenses	Total Annual Fund Operating Expenses[3]
0.32%	0.25%	0.37%	0.94%

Evergreen Equity Index Fund Pro Forma – Class A (based on what the estimated combined expenses of Evergreen Equity Index Fund would have been for the 12 months ended July 31, 2006 assuming the Merger had occurred)[4]

Management Fees	Distribution and/or Service (Rule 12b-1) Fees[2]	Other Expenses	Total Annual Fund Operating Expenses[5]
0.32%	0.25%	0.35%	0.92%

(1) Atlas Advisers, Inc. has voluntarily agreed to waive fees and reimburse fund expenses to keep the Fund’s net operating expenses at or below 0.59%. This arrangement may be discontinued by Atlas Advisers at any time.

(2) Restated to reflect current fees.

(3) Evergreen Equity Index Fund’s investment advisor may voluntarily waive its fees and/or reimburse the Fund for certain of its expenses in order to reduce expense ratios. The Fund’s investment advisor may cease these voluntary waivers and/or reimbursements at any time. The Total Annual Fund Operating Expenses listed above do not reflect voluntary fee waivers and/or expense reimbursements. Including current voluntary fee waivers and/or expense reimbursements, Total Annual Fund Operating Expenses were 0.57% for Class A.

(4) Evergreen Equity Index Fund will be the accounting survivor following the Merger.

(5) Evergreen Equity Index Fund’s investment advisor may voluntarily waive its fees and/or reimburse the Fund for certain of its expenses in order to reduce expense ratios. The Fund’s investment advisor may cease these voluntary waivers and/or reimbursements at any time. The Total Annual Fund Operating Expenses listed above do not reflect voluntary fee waivers and/or expense reimbursements. Including current voluntary fee waivers and/or expense reimbursements, Total Annual Fund Operating Expenses would have been 0.56% for Class A.

The tables below show examples of the total fees and expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods.  The examples are intended to help you compare the cost of investing in Atlas S&P 500 Index Fund versus Evergreen Equity Index Fund, both before and after the Merger, and are for illustration purposes only.  The examples assume a 5% average annual return, reinvestment of all dividends and distributions, that the applicable Fund’s operating expenses are the same as described in the applicable table above, and, for Evergreen Equity Index Fund Pro Forma, the examples are shown both with and without the imposition of its Class A sales charge, assuming the Merger had taken place. Your actual costs may be higher or lower.

Examples of Fund Expenses

	Atlas S&P 500 Index Fund	Evergreen Equity Index Fund (Class A)

		Expenses With Class A Sales Charge
After 1 year	$88	$566
After 3 years	$274	$760
After 5 years	$477	$970
After 10 years	$1,061	$1,575

Evergreen Equity Index Fund (Class A)

Pro Forma

	Expenses With Class A Sales Charge

Expenses Without

		Class A Sales Charge*
After 1 year	$564	$94
After 3 years	$754	$293
After 5 years	$960	$509
After 10 years	$1,553	$1,131

*All subsequent purchases of Class A shares by former shareholders of Atlas S&P 500 Index Fund will be made at net asset value without the imposition of any front-end or contingent deferred sales charge.

                The procedures for buying, selling and exchanging shares of the Funds are similar.  For more information, see the sections entitled “Merger Information - Purchase and Redemption Procedures” and “Merger Information - Exchange Privileges.”

3.   ATLAS EMERGING GROWTH FUND INTO EVERGREEN SMALL-MID GROWTH FUND

                The following table highlights the comparison between Atlas Emerging Growth Fund and Evergreen Small-Mid Growth Fund with respect to their investment goals, strategies and risks as set forth in each Fund’s prospectus and statement of additional information. The information below, including the description of risks, is only a summary; for more detailed information, please see each Fund's prospectus and statement of additional information.

Comparison of Investment Goals and Principal Investment Strategies

	Atlas Emerging Growth Fund	Evergreen Small-Mid Growth Fund
INVESTMENT GOAL	Seeks long-term growth exclusively, with no intent to provide current income.	Seeks long-term capital growth.
PRINCIPAL INVESTMENT STRATEGIES

Invests primarily in stocks of “emerging growth” companies, which are companies the fund manager views as having businesses with favorable prospects for increasing demand and leadership potential in their market sectors.

Emerging growth companies may include small and mid-sized companies as measured by a total market capitalization at the time of investment of $8 billion or less.

May invest a portion of its portfolio in companies the fund manager does not view as emerging growth companies, either because of their operational and other characteristics or because of their size.

Looks for companies with quality management teams that can take advantage of unique product opportunities, with an emphasis on companies that the manager believes can generate and sustain long-term growth.

Does not invest in companies that manufacture tobacco products.

Invests primarily in common stocks of U.S. companies with small and medium market capitalizations that the portfolio manager believes have the potential for above average growth.

Under normal market conditions, invests at least 80% of its assets in common stocks of small and medium-sized companies (i.e., companies whose market capitalizations fall within the range tracked by the Russell 2500® Growth Index (“Russell 2500 Growth”), at the time of purchase). As of its last reconstitution, the Russell 2500 Growth had a market capitalization range of approximately $4.8 million to $4.8 billion. Seeks to maintain a weighted average market capitalization that falls within the range of the Russell 2500 Growth.

The portfolio manager employs a growth-style of equity management and seeks to purchase stocks of companies that have demonstrated earnings, asset values or growth potential which he believes are not yet reflected in the stock’s market price.

Does not have a policy prohibiting investment in companies that manufacture tobacco products.

In addition, Evergreen Small-Mid Growth Fund may temporarily invest up to 100% of its assets in high quality money market instruments in response to adverse economic, political or market conditions. Atlas Emerging Growth Fund may temporarily invest up to 100% of its assets in short-term debt securities or money market instruments. These strategies are inconsistent with the Funds' principal investment strategies and investment goals and, if employed, could result in lower return and potential loss of market opportunity.

A portion of the securities held by Atlas Emerging Growth Fund may be disposed of in connection with the Merger and this could result in additional portfolio transaction costs to the Funds and capital gains to shareholders.

Comparison of Principal Investment Risks

An investment in either Fund is subject to certain risks. The principal risk factors for the Funds are similar due to the similarity of the Funds' investment goals and strategies.  There is no assurance that investment performance of either Fund will be positive or that the Funds will meet their investment goals. The following tables and discussion highlight the principal risks associated with an investment in each of the Funds.

Atlas Emerging Growth Fund

Evergreen Small-Mid Growth Fund
Each Fund is subject to Stock Market Risk.

Your investment will be affected by general economic conditions such as prevailing economic growth, inflation and interest rates, as well as the economic conditions of the particular industries, companies or sectors in which the Fund invests. Adverse economic developments may cause equity securities to decline in value and/or decrease the dividends they pay.

Atlas Emerging Growth Fund

Evergreen Small-Mid Growth Fund
Each Fund is subject to Market Capitalization Risk.

                Investing primarily in one of the three broad market capitalization categories -- large, medium or small -- carries the risk that such category may be currently out of favor with investors. Compared to larger companies, small and midsized companies may be more volatile, less liquid, and may involve special risks, including those associated with dependence on a small management group, little or no operating history, little or no track record of success, and limited product lines, markets and financial resources.

Atlas Emerging Growth Fund

Evergreen Small-Mid Growth Fund
Each Fund is subject to Investment Style Risk.

Different types of securities -- such as growth style or value style securities -- tend to shift into and out of favor with investors depending on changes in market and economic conditions. As a result, a Fund’s performance may at times be worse than the performance of other mutual funds that invest more broadly or that have different investment styles.

Other Risks

Atlas Emerging Growth Fund may use derivatives, including futures and options, which are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index. Derivatives are subject to a number of risks, including market risk, credit risk, improper valuation risk, and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates or indexes they are designed to hedge or to track. Derivative transactions typically involve leverage, may be highly volatile, and may increase the amount of taxes payable by shareholders. Suitable derivative transactions may not always be available and there can be no assurance that the Fund will engage in these transactions at a beneficial time. Evergreen Small-Mid Growth Fund does not currently use derivatives as part of its principal investment strategy.

Atlas Emerging Growth Fund and Evergreen Small-Mid Growth Fund both invest in the stocks of small companies that generally have more limited product lines, markets, and financial resources than larger companies. Their stocks may trade less frequently and in more limited volume. As a result, both Funds' share price may fluctuate more than funds that invest in larger companies.

Atlas Emerging Growth Fund may invest up to 25% of its assets in foreign securities. Foreign securities markets can be less liquid and more volatile than the U.S. market, exposing investors to greater risk of loss. Securities issued abroad are usually denominated in foreign currencies, which may fluctuate against the U.S. dollar, causing the Fund’s share price to fluctuate. Evergreen Small-Mid Growth Fund does not invest in foreign securities as part of its principal investment strategy.

Atlas Emerging Growth Fund and Evergreen Small-Mid Growth Fund generally do not take portfolio turnover into account when making investment decisions. As a result, the Funds can experience a high rate of portfolio turnover (greater than 100%) in any given fiscal year.  When this happens, a Fund can incur greater brokerage and other transaction costs which are borne by the Fund and its shareholders.  This can also result in a Fund realizing greater net short-term capital gains, distributions from which may be taxable to shareholders as ordinary income.

The Funds have other investment strategies, policies, practices and restrictions which, together with their related risks, are also set forth in each Fund's prospectus and statement of additional information.

Comparison of Performance

The following tables show how Atlas Emerging Growth Fund has performed in the past. Past performance (both before and after taxes) is not an indication of future results.

Year-by-Year Total Return (%)

                The table below shows the percentage gain or loss for the Atlas Emerging Growth Fund in each full calendar year since its inception.The table should give you a general idea of the risks of investing in Atlas Emerging Growth Fund by showing how the Fund’s return has varied from year-to-year.  The table includes the effect of Fund expenses and the reinvestment of all dividends and distributions.Since Evergreen Small-Mid Growth Fund has not yet completed a full calendar year, no year-by-year total returns have been provided.

Atlas Emerging Growth Fund
‘96	‘97	‘98	‘99	‘00	‘01	‘02	‘03	‘04	'05
		5.8%	42.7%	-22.8%	-2.9%	-36.6%	49.9%	15.5%	5.9%

Best Quarter:	4th Quarter 1999	52.43%
Worst Quarter:	3rd Quarter 2001	-28.70%
Year-to-date as of 9/30/06 is 4.95%.

                The following tables list Atlas Emerging Growth Fund’s average annual total return over the past one and five years and since inception (through 12/31/2005) and Evergreen Small-Mid Growth Fund’s cumulative returns since inception (through 9/30/2006). Atlas Emerging Growth Fund's returns do not include the effect of a sales charge. If a sales charge had been reflected, returns would have been lower. These tables are intended to provide you with some indication of the risks of investing in each Fund by comparing each Fund’s performance with that of an index. At the bottom of the table, you can compare Atlas Emerging Growth Fund’s performance with that of the S&P 500 Index (S&P 500), and Evergreen Small-Mid Growth Fund's performance with that of the Russell 2500 Growth Index (Russell 2500 Growth) each a broad-based market index.The S&P 500 is an unmanaged, market value-weighted index measuring the performance of 500 U.S. stocks chosen for market size, liquidity, and industry group representation. The Russell 2500 Growth is an unmanaged market capitalization-weighted index measuring the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. Performance information for an index does not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

Total Returns

Atlas Emerging Growth Fund(for the periods ended 12/31/2005)
	1 Year	5 Years	10 Years	Performance Since Inception 4/30/1997
Return Before Taxes	5.88%	2.45%	N/A	6.38%
Return After Taxes on Distributions*	5.88%	2.45%	N/A	6.28%
Return After Taxes on Distributions and Sale of Fund Shares*	3.82%	2.10%	N/A	5.58%
S&P 500	4.91%	0.54%	N/A	9.55%

Evergreen Small-Mid Growth Fund– Class A Shares (for the period ended 9/30/2006)**
Performance Since Inception 10/11/2005
Return Before Taxes (Including Sales Charge)	8.76%
Return Before Taxes (Excluding Sales Charge)	15.30%
Return After Taxes on Distributions*	N/A
Return After Taxes on Distributions and Sale of Fund Shares*	N/A
Russell 2500 Growth	12.42%

* The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.   After-tax returns on distributions and the sale of Fund shares assumes a complete sale of Fund shares at the end of the measurement period, resulting in capital gains taxes or tax benefits when capital losses occur.  Actual after-tax returns will depend on your individual tax situation and may differ from those shown.  The after-tax returns shown are not relevant to you if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

** Evergreen Small-Mid Growth Fund commenced operations on October 11, 2005.

                For a detailed discussion of the manner of calculating total return, please see each Fund’s statement of additional information.  Generally, the calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date.

Comparison of Sales Charges and Expenses

The sales charges and expenses for the Class A shares of Evergreen Small-Mid Growth Fund and shares of Atlas Emerging Growth Fund are different. For a complete description of the sales charges and expenses for each Fund, see the tables below under the caption “Shareholder Fees” and the section“Merger Information - Distribution of Shares.”

                The following tables allow you to compare the sales charges of the Funds.  The table entitled "Evergreen Small-Mid Growth Fund Pro Forma" also shows you what the sales charge will be, assuming the Merger takes place. You will not pay any front-end or contingent deferred sales charge on shares you receive in connection with each of the Mergers.

                In addition, all subsequent purchases of Class A shares by former shareholders of Atlas Emerging Growth Fund will be made at net asset value without the imposition of any front-end or contingent deferred sales charge ("NAV Privilege").  Former Atlas Fund shareholders will retain the NAV Privilege so long as the owner of the account remains the same as at the time of the Merger, and no additional names are added.  If an Atlas Fund shareholder transfers their account to a financial intermediary, so long as the name on the account remains the same, the NAV Privilege will remain in effect.

Shareholder Fees (fees paid directly from your investment)

Atlas Emerging Growth Fund		Evergreen Small-Mid Growth Fund
Shareholder Transaction Expenses		Shareholder Transaction Expenses	Class A
Maximum sales charge imposed on purchases (as a % of offering price)	None	Maximum sales charge imposed on purchases (as a % of offering price)	5.75%*
Maximum contingent deferred sales charge (as a % of either the redemption amount or initial investment, whichever is lower)	None	Maximum contingent deferred sales charge (as a % of either the redemption amount or initial investment, whichever is lower)	None*

Evergreen Small-Mid Growth Fund Pro Forma
Shareholder Transaction Expenses	Class A
Maximum sales charge imposed on purchases (as a % of offering price)	5.75%*
Maximum contingent deferred sales charge (as a % of either the redemption amount or initial investment, whichever is lower)	None*

*Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a contingent deferred sales charge of 1.00% upon redemption within one year.All subsequent purchases of Class A shares by former shareholders of Atlas Emerging Growth Fund will be made at net asset value without the imposition of any front-end or contingent deferred sales charge.

The following tables allow you to compare the expenses of the Funds.  The amounts for Atlas Emerging Growth Fund set forth in the following table and in the examples are based on actual expenses for the fiscal year ended December 31, 2005.  The amounts for the Class A shares of Evergreen Small-Mid Growth Fund set forth in the following table and in the examples are based on the actual expenses for the period from October 11, 2005 (commencement of operations) to September 30, 2006 (on an annualized basis).  The table entitled “Evergreen Small-Mid Growth Fund Pro Forma” shows you what the expenses would have been for the period from October 11, 2005 (commencement of operations) to September 30, 2006 (on an annualized basis), assuming the Merger had taken place.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Atlas Emerging Growth Fund (based on expenses for the fiscal year ended December 31, 2005)
Management Fees	Distribution and/or Service (Rule 12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses
0.80%	0.25%	0.40%	1.45%

Evergreen Small-Mid Growth Fund – Class A (based on actual expenses for the period from October 11, 2005 (commencement of operations) to September 30, 2006) (on an annualized basis))
Management Fees	Distribution and/or Service (Rule 12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses (Before Waiver)	Total Annual Fund Operating Expenses (After Waiver) [1,2]
0.70%	0.30%	1.04%	2.04%	1.22%

Evergreen Small-Mid Growth Fund Pro Forma – Class A (based on what the estimated combined expenses of Evergreen Small-Mid Growth Fund would have been for the period from October 11, 2005 (commencement of operations) to September 30, 2006 (on an annualized basis)   assuming the Merger had occurred)[3]

Management Fees	Distribution and/or Service (Rule 12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses (Before Waiver)	Total Annual Fund Operating Expenses (After Waiver)[1,3]
0.70%	0.30%	0.35%	1.35%	1.22%

(1) Evergreen Small-Mid Growth Fund’s investment advisor may voluntarily waive its fees and/or reimburse the Fund for certain of its expenses in order to reduce expense ratios. The Fund's investment advisor may cease these voluntary waivers and/or reimbursements at any time. The Total Annual Fund Operating Expenses listed above do not reflect voluntary fee waivers and/or expense reimbursements. The Fund's investment advisor has agreed to voluntarily waive the advisory fee and/or reimburse expenses for the first year of operations in order to cap the Fund's Total Annual Fund Operating Expenses at 1.17%.

(2) Evergreen Small-Mid Growth Fund’s investment advisor has contractually agreed to waive its fee and/or reimburse expenses through October 10, 2007 in order to limit Total Annual Fund Operating Expenses so that they do not exceed, in the aggregate, the Fund’s Total Annual Fund Operating Expenses (After Waiver) listed above.

(3) Evergreen Small-Mid Growth Fund will be the accounting survivor following the Merger.

The tables below show examples of the total fees and expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods.  The examples are intended to help you compare the cost of investing in Atlas Emerging Growth Fund versus Evergreen Small-Mid Growth Fund, both before and after the Merger, and are for illustration purposes only.  The examples assume a 5% average annual return, reinvestment of all dividends and distributions, that the applicable Fund’s operating expenses are the same as described in the applicable table above, and, for Evergreen Small-Mid Growth Fund Pro Forma, the examples are shown both with and without the imposition of its Class A sales charge, assuming the Merger takes place. Your actual costs may be higher or lower.

Examples of Fund Expenses

	Atlas Emerging Growth Fund	Evergreen Small-Mid Growth Fund (Class A)

		Expenses With Class A Sales Charge
After 1 year	$148	$692
After 3 years	$459	$1,103
After 5 years	$792	$1,539
After 10 years	$1,735	$2,746

Evergreen Small-Mid Growth Fund (Class A)

Pro Forma

	Expenses With Class A Sales Charge

Expenses Without

		Class A Sales Charge*
After 1 year	$692	$124
After 3 years	$966	$415
After 5 years	$1,260	$727
After 10 years	$2,095	$1,613

*All subsequent purchases of Class A shares by former shareholders of Atlas Emerging Growth Fund will be made at net asset value without the imposition of any front-end or contingent deferred sales charge.

The procedures for buying, selling and exchanging shares of the Funds are similar.  For more information, see the sections entitled “Merger Information - Purchase and Redemption Procedures” and “Merger Information - Exchange Privileges.”

4.   ATLAS VALUE FUND AND ATLAS DUAL FOCUS FUND (FORMERLY ATLAS BALANCED FUND) INTO EVERGREEN DISCIPLINED VALUE FUND

As a shareholder of Atlas Value Fund and/or Atlas Dual Focus Fund, please be advised that the Merger of each of Atlas Value Fund and Atlas Dual Focus Fund into Evergreen Disciplined Value Fund will proceed individually once each proposed Merger receives shareholder approval.

                The following table highlights a  comparison among the Atlas Value Fund, Atlas Dual Focus Fund and Evergreen Disciplined Value Fund with respect to their investment goals, strategies and risks as set forth in each Fund’s prospectus and statement of additional information. The information below, including the description of risks, is only a summary; for more detailed information, please see each Fund's prospectus and statement of additional information.

Comparison of Investment Goals and Principal Investment Strategies

	Atlas Value Fund	Atlas Dual Focus Fund*	Evergreen Disciplined Value Fund
INVESTMENT GOAL	Seeks long-term growth and some income.	Seeks long-term growth and current income. Capital preservation is an additional goal.	Seeks to provide long-term capital growth, with income as a secondary consideration.
PRINCIPAL INVESTMENT STRATEGIES

Invests primarily in value stocks issued by large U.S. companies with market capitalizations similar to those of the companies in the Russell 1000® Index.

Fund manager considers stocks undervalued when they trade at a discount to the value of their expected future cash flows, and may sell stocks when they no longer appear to be undervalued or exhibit deteriorating fundamentals.Fund manager uses fundamental research, computer models and proprietary valuation methods to select investments and manage the Fund.

Does not invest in companies that manufacture tobacco products.

  Under normal circumstances, invests at least 80% of its assets in dividend-paying equity securities.

Fund manager will focus on issuers that have good prospects for capital appreciation, believing that stocks that pay dividends often provide more attractive long-term total return and greater price stability during periods of downward movements in market prices than stocks that do not pay dividends.

In selecting portfolio securities, generally employs a value-oriented analysis, but may purchase growth-oriented equity securities that pay dividends or have particularly good prospects for capital appreciation.

May invest in securities of companies with any size market capitalization and in  convertible securities and non-convertible preferred stock.

Portfolio will be structured in a manner designed to produce a net portfolio yield in excess of the average yield of mutual funds invested primarily in U.S. equities.

Does not invest in companies that manufacture tobacco products.

Normally invests at least 65% and under normal conditions substantially all of its assets in the equity securities of large U.S. companies (i.e., companies whose market capitalization falls within the range tracked by the Russell 1000® Value Index, at the time of purchase).

Seeks to maintain a dollar weighted average market capitalization that falls within the range of the Russell 1000® Value Index. As of its last reconstitution on June 30, 2006, the Russell 1000® Value Index had a market capitalization range of approximately $1.7 billion to $364.7 billion.

Portfolio manager seeks to invest in companies he believes are well-managed with strong earnings growth that are trading at favorable valuation levels and provide potential for long-term return.

Holds investments for long-term growth and typically sells only when there is a fundamental change or the stock price reaches what the portfolio manager believes is the stock's target potential.

Does not have a policy prohibiting investments in companies that manufacture tobacco products.

*The Fund changed its name from Atlas Balanced Fund, and changed its investment strategy, effective May 23, 2006.

In addition, Evergreen Disciplined Value Fund may temporarily invest up to 100% of its assets in high quality money market instruments in response to adverse economic, political or market conditions, while Atlas Value Fund and Atlas Dual Focus Fund may temporarily invest up to 100% of their assets in short-term debt securities or money market instruments.  These strategies are inconsistent with the Funds' principal investment strategies and investment goals and, if employed, could result in lower return and potential loss of market opportunity.

A portion of the securities held by Atlas Value Fund and Atlas Dual Focus Fund may be disposed of in connection with the Merger and this could result in additional portfolio transaction costs to the Funds and capital gains to respective shareholders.

Comparison of Principal Investment Risks

An investment in any of the Funds is subject to certain risks. The principal risk factors for the Funds are similar due to the similarity of the Funds' investment goals and strategies.  There is no assurance that investment performance of any of the Funds will be positive or that the Funds will meet their investment goals. The following tables and discussion highlight the principal risks associated with an investment in each of the Funds.

Atlas Value Fund

Atlas Dual Focus Fund

Evergreen Disciplined Value Fund
Each Fund is subject to Stock Market Risk.

Your investment will be affected by general economic conditions such as prevailing economic growth, inflation and interest rates, as well as the economic conditions of the particular industries, companies or sectors in which the Fund invests. Adverse economic developments may cause equity securities to decline in value and/or decrease the dividends they pay.

Atlas Value Fund

Atlas Dual Focus Fund

Evergreen Disciplined Value Fund
Each Fund is subject to Market Capitalization Risk.

                Investing primarily in one of the three broad market capitalization categories -- large, medium or small -- carries the risk that such category may be currently out of favor with investors. Compared to larger companies, small and midsized companies may be more volatile, less liquid, and may involve special risks, including those associated with dependence on a small management group, little or no operating history, little or no track record of success, and limited product lines, markets and financial resources.

Atlas Value Fund

Atlas Dual Focus Fund

Evergreen Disciplined Value Fund
Each Fund is subject to Investment Style Risk.

Different types of securities -- such as growth style or value style securities -- tend to shift into and out of favor with investors depending on changes in market and economic conditions. As a result, a Fund’s performance may at times be worse than the performance of other mutual funds that invest more broadly or that have different investment styles.

Atlas Value Fund

Atlas Dual Focus Fund

Evergreen Disciplined Value Fund
Is generally NOT subject to Interest Rate and Credit Risk.	Is subject to Interest Rate and Credit Risk.	Is generally not subject to Interest Rate and Credit Risk.

Atlas Dual Focus Fund may also invest in convertible securities and non-convertible preferred stock. Consequently, the Fund may also be subject to interest risk and credit risk. Interest rate risk refers to the possibility that the value of the Fund’s portfolio of debt and income-producing securities, as well as the income they pay, may decrease when interest rates rise. If an issuer calls or redeems a security during a time of declining interest rates, the Fund might have to reinvest the proceeds at a lower interest rate, resulting in a decline in the Fund's income.

Credit risk refers to the possibility that the issuer of a security or counterparty to a contract may not be able to pay interest and principal when due or otherwise honor its obligation. If an issuer defaults, or if the credit quality of an investment deteriorates or is perceived to deteriorate, the value of the investment could decline.

Other Risks

Each Fund may invest in futures and options which are forms of derivatives.  Derivatives are subject to a number of risks, including market risk, credit risk, improper valuation risk, and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates or indexes they are designed to hedge or to track. Derivative transactions typically involve leverage, may be highly volatile, and may increase the amount of taxes payable by shareholders. Suitable derivative transactions may not always be available and there can be no assurance that the Fund will engage in these transactions at a beneficial time.

Atlas Dual Focus Fund may invest up to 25% of its assets in foreign securities. Foreign securities are acceptable, but not principal, investments for Atlas Value Fund, which has no restriction on the amount of assets that may be invested in foreign securities, although it is currently anticipated that the Fund will not invest in excess of 15% of its assets in foreign securities. Evergreen Disciplined Value Fund does not invest in foreign securities. Foreign securities markets can be less liquid and more volatile than the U.S. market, exposing investors to greater risk of loss. Securities issued abroad are usually denominated in foreign currencies, which may fluctuate against the U.S. dollar, causing the Fund’s share price to fluctuate.

Atlas Value Fund, Atlas Dual Focus Fund and Evergreen Disciplined Value Fund generally do not take portfolio turnover into account when making investment decisions; as a result, the Funds can experience a high rate of portfolio turnover (greater than 100%) in any given fiscal year.  When this happens, a Fund can incur greater brokerage and other transaction costs which are borne by the Funds and its shareholders.  This can also result in a Fund realizing greater net short-term capital gains, distributions from which may be taxable to shareholders as ordinary income.

The Funds have other investment strategies, policies, practices and restrictions which, together with their related risks, are also set forth in each Fund's prospectus and statement of additional information.

Comparison of Performance

The following tables show how each Fund has performed in the past. Past performance (both before and after taxes) is not an indication of future results.

Year-by-Year Total Return (%)

                The tables below show the percentage gain or loss for each of Atlas Value Fund and Atlas Dual Focus Fund and the Class A shares of Evergreen Disciplined Value Fund for each of the last ten complete calendar years, or for each complete calendar year since inception in the case of Atlas Value Fund.  The tables should give you a general idea of the risks of investing in each Fund by showing how each Fund’s return has varied from year-to-year.  The tables include the effect of Fund expenses and the reinvestment of all dividends and distributions but not Evergreen Disciplined Value Fund’s sales charges. If these charges had been included, the returns for Evergreen Disciplined Value Fund would have been lower.

Atlas Value Fund
‘96	‘97	‘98	‘99	‘00	‘01	‘02	‘03	'04	'05
							21.3%	16.5%	11.0%

Best Quarter:	2nd Quarter 2003	13.39%
Worst Quarter:	1st Quarter 2003	-5.58%
Year-to-date as of 9/30/06 is 2.80%.

Atlas Dual Focus Fund
‘96	‘97	‘98	‘99	‘00	‘01	‘02	‘03	'04	'05
15.8%	22.7%	8.6%	-5.2%	-8.7%	-1.7%	-19.1%	14.7%	9.2%	3.9%

Best Quarter:	4th Quarter 2001	10.07%
Worst Quarter:	3rd Quarter 2001	-11.99%
Year-to-date as of 9/30/06 is 1.91%.

Evergreen Disciplined Value Fund (Class A)*
‘96	‘97	‘98	‘99	‘00	‘01	‘02	‘03	'04	'05
23.17%	27.45%	12.61%	6.35%	10.46%	1.14%	-24.71%	33.75%	16.36%	7.99%

Best Quarter:	4th Quarter 1998	+23.89%*
Worst Quarter:	3rd Quarter 2002	-17.91%*
Year-to-date as of 9/30/06 is 11.05%.

*Historical performance shown for Class A prior to its inception is based on the performance of Class I. Historical performance for Class I prior to 3/21/2005 is based on the fund's predecessor fund, SouthTrust Value Fund. The historical returns for Class A have not been adjusted to reflect the effect of its 12b-1 fee. These fees are 0.25% for Class A. Class I does not, and the fund's predecessor fund did not, pay a 12b-1 fee. If these fees had been reflected, returns for Class A would have been lower.

                The following tables list each Fund’s average annual total return over the past one, five and ten years and, in the case of Atlas Value Fund and Evergreen Disciplined Value Fund, and/or since inception (through 12/31/2005), both including and excluding any applicable sales charges.  Returns for Atlas Value Fund and Atlas Dual Focus Fund do not include the effect of a sales charge.  If a sales charge had been reflected, returns would have been lower.  These tables are intended to provide you with some indication of the risks of investing in each Fund by comparing each Fund’s performance with that of an index. At the bottom of the table, you can compare Atlas Value Fund’s performance with the S&P 500 Index (S&P 500) and Russell 1000 Value Index® (Russell 1000 Value), both broad-based market indexes; Atlas Dual Focus Fund’s performance with S&P 500 and the Russell Midcap Value Index (Russell MidCap Value), both broad-based market indexes; and Evergreen Disciplined Value Fund’s performance with the Russell 1000 Value.  The S&P 500 is an unmanaged, market value-weighted index measuring the performance of 500 U.S. stocks chosen for market size, liquidity, and industry group representation. Russell 1000 Value is an unmanaged market capitalization-weighted index measuring the performance of those Russell 1000 companies with low price-to-book ratios and low forecasted earnings and growth rates. Russell MidCap Value is an unmanaged market capitalization-weighted index measuring the performance of the Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values, comprised of the 800 smallest companies in the Russell 1000® Index.. Performance information for an index does not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

Average Annual Total Returns (for the periods ended 12/31/2005)

Atlas Value Fund
	1 Year	5 Years	10 Years	Performance Since Inception 5/1/2002
Return Before Taxes	11.04%	N/A	N/A	6.88%
Return After Taxes on Distributions*	10.30%	N/A	N/A	6.54%
Return After Taxes on Distributions and Sale of Fund Shares*	7.54%	N/A	N/A	5.77%
Russell 1000 Value[1]	7.05%	N/A	N/A	8.80%
S&P 500	4.91%	N/A	N/A	5.97%

Atlas Dual Focus Fund
	1 Year	5 Years	10 Years
Return Before Taxes	3.85%	0.70%	3.30%
Return After Taxes on Distributions*	3.53%	0.34%	2.20%
Return After Taxes on Distributions and Sale of Fund Shares*	2.67%	0.40%	2.23%
Russell MidCap Value[2]	12.65%	12.21%	13.65%
S&P 500	4.91%	0.54%	9.07%

Evergreen Disciplined Value Fund– Class A Shares(3)
	1 Year	5 Years	10 Years	Performance Since Inception 5/8/1992
Return Before Taxes (Including Sales Charge)	1.80%	3.82%	9.62%	10.03%
Return Before Taxes (Excluding Sales Charge)	7.99%	5.06%	10.27%	10.51%
Return After Taxes on Distributions*	-0.98%	2.83%	7.76%	N/A
Return After Taxes on Distributions and Sale of Fund Shares*	4.07%	3.07%	7.66%	N/A
Russell 1000 Value	7.05%	5.28%	10.94%	12.25%

* The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.   After-tax returns on distributions and the sale of Fund shares assumes a complete sale of Fund shares at the end of the measurement period, resulting in capital gains taxes or tax benefits when capital losses occur.  Actual after-tax returns will depend on your individual tax situation and may differ from those shown.  The after-tax returns shown are not relevant to you if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

(1) Russell 1000 Value became the Fund’s index as of May 17, 2004.  Prior to that date, the Fund’s benchmark was the S&P 500.

(2) Russell MidCap Value became the Fund’s index as of October 19, 2004.  Prior to that date, one of the Fund’s benchmarks was the S&P 500.

(3) Historical performance shown for Class A prior to its inception is based on the performance of Class I. Historical performance for Class I prior to 3/21/2005 is based on the fund's predecessor fund, SouthTrust Value Fund. The historical returns for Class A have not been adjusted to reflect the effect of its 12b-1 fee. These fees are 0.25% for Class A. Class I does not, and the fund's predecessor fund did not, pay a 12b-1 fee. If these fees had been reflected, returns for Class A would have been lower.

                For a detailed discussion of the manner of calculating total return, please see each Fund’s statement of additional information.  Generally, the calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date.

Comparison of Sales Charges and Expenses

The sales charges and expenses for the Class A shares of Evergreen Disciplined Value Fund and shares of Atlas Value Fund and Atlas Dual Focus Fund are different. For a complete description of the sales charges and expenses for each Fund, see the tables below under the caption “Shareholder Fees” and the section “Merger Information - Distribution of Shares.”

The following tables allow you to compare the sales charges of the Funds.  The table entitled "Evergreen Disciplined Value Fund Pro Forma" also shows you what the sales charge will be, assuming the Merger had taken place. You will not pay any front-end or contingent deferred sales charge on shares you receive in connection with each of the Mergers. The difference in expenses for "Evergreen Disciplined Value Fund Pro Forma" from the information presented below should either of the proposed Mergers proceed alone is estimated to be .01% or less.

In addition, all subsequent purchases of Class A shares by former shareholders of Atlas Value Fund and Atlas Dual Focus Fund will be made at net asset value without the imposition of any front-end or contingent deferred sales charge ("NAV Privilege").  Former Atlas Fund shareholders will retain the NAV Privilege so long as the owner of the account remains the same as at the time of the Merger, and no additional names are added.  If an Atlas Fund shareholder transfers their account to a financial intermediary, so long as the name on the account remains the same, the NAV Privilege will remain in effect.

Shareholder Fees (fees paid directly from your investment)

Atlas Value Fund and Atlas Dual Focus Fund		Evergreen Disciplined Value Fund
Shareholder Transaction Expenses		Shareholder Transaction Expenses	Class A
Maximum sales charge imposed on purchases (as a % of offering price)	None	Maximum sales charge imposed on purchases (as a % of offering price)	5.75%*
Maximum contingent deferred sales charge (as a % of either the redemption amount or initial investment, whichever is lower)	None	Maximum contingent deferred sales charge (as a % of either the redemption amount or initial investment, whichever is lower)	None*

Evergreen Disciplined Value Fund Pro Forma
Shareholder Transaction Expenses	Class A
Maximum sales charge imposed on purchases (as a % of offering price)	5.75%*
Maximum contingent deferred sales charge (as a % of either the redemption amount or initial investment, whichever is lower)	None*

*Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a contingent deferred sales charge of 1.00% upon redemption within one year. All subsequent purchases of Class A shares by former shareholders of Atlas Value Fund and Atlas Dual Focus Fund will be made at net asset value without the imposition of any front-end or contingent deferred sales charge.

The following tables allow you to compare the expenses of the Funds.  The amounts for Atlas Value Fund and Atlas Dual Focus Fund set forth in the following table and in the examples are based on actual expenses for the fiscal year ended December 31, 2005.  The amounts for the Class A shares of Evergreen Disciplined Value Fund set forth in the following table and in the examples are based on the actual expenses for the fiscal year ended July 31, 2006.  The table entitled “Evergreen Disciplined Value Fund Pro Forma” shows you what the expenses are estimated to have been for the twelve-month period ended July 31, 2006, assuming the Merger(s) had taken place.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Atlas Value Fund (based on expenses for the fiscal year ended December 31, 2005)
Management Fees	Distribution and/or Service (Rule 12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses
0.80%	0.25%	0.28%	1.33%

Atlas Dual Focus Fund (based on expenses for the fiscal year ended December 31, 2005)
Management Fees	Distribution and/or Service (Rule 12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses
0.70%	0.25%	0.32%	1.27%

Evergreen Disciplined Value Fund – Class A (based on expenses for the fiscal year ended July 31, 2006)
Management Fees[2]	Distribution and/or Service (Rule 12b-1) Fees[2]	Other Expenses	Total Annual Fund Operating Expenses (Before Waiver)[2]	Total Annual Fund Operating Expenses (After Waiver)[3]
0.62%	0.25%	0.26%	1.13%	1.04%

Evergreen Disciplined Value Fund Pro Forma – Class A (based on what the estimated combined expenses of Evergreen Disciplined Value Fund would have been for the 12 months ended July 31, 2006 assuming the Mergers had occurred)[1]

Management Fees[2]	Distribution and/or Service (Rule 12b-1) Fees[2]	Other Expenses	Total Annual Fund Operating Expenses (Before Waiver) [2]	Total Annual Fund Operating Expenses (After Waiver)[3]
0.62%	0.25%	0.25%	1.12%	1.04%

(1) Evergreen Disciplined Value Fund will be the accounting survivor following the Merger.

(2) Restated to reflect current fees.

(3) The Fund’s investment advisor has agreed to contractually waive the management fee and/or reimburse expenses for a period of two years beginning in June 2006 in order to limit Total Annual Fund Operating Expenses so that they do not exceed, in the aggregate, the Fund’s Total Annual Fund Operating Expenses (After Waiver) listed above.

The tables below show examples of the total fees and expenses you would pay on a $10,000 investment over one-, three-five- and ten-year periods.  The examples are intended to help you compare the cost of investing in either Atlas Value Fund or Atlas Dual Focus Fund versus Evergreen Disciplined Value Fund, both before and after the Mergers, and are for illustration purposes only.  The examples assume a 5% average annual return, reinvestment of all dividends and distributions, that the applicable Fund's operating expenses are the same as described in the applicable table above, and, for Evergreen Disciplined Value Fund Pro Forma, the examples are shown both with and without the imposition of its Class A sales charge, assuming the Merger had taken place.  Your actual costs may be higher or lower.

Examples of Fund Expenses

	Atlas Value Fund		Atlas Dual Focus Fund

After 1 year	$135	After 1 year	$129
After 3 years	$421	After 3 years	$403
After 5 years	$729	After 5 years	$697
After 10 years	$1,601	After 10 years	$1,534

Evergreen Disciplined Value Fund (Class A)

Expenses With Class A Sales Charge

After 1 year	$675
After 3 years	$896
After 5 years	$1,145
After 10 years	$1,855

Evergreen Disciplined Value Fund (Class A)

Pro Forma

	Expenses With Class A Sales Charge

Expenses Without

		Class A Sales Charge*
After 1 year	$675	$106
After 3 years	$895	$340
After 5 years	$1,141	$601
After 10 years	$1,846	$1,348

*All subsequent purchases of Class A shares by former shareholders of Atlas Value Fund and Atlas Dual Focus Fund will be made at net asset value without the imposition of any front-end or contingent deferred sales charge.

The procedures for buying, selling and exchanging shares of the Funds are similar.  For more information, see the sections entitled “Merger Information - Purchase and Redemption Procedures” and “Merger Information - Exchange Privileges.”

5.   ATLAS INDEPENDENCE FLAGSHIP FUND INTO EVERGREEN ENVISION GROWTH AND INCOME FUND

                The following table highlights a comparison between the Atlas Independence Flagship Fund and Evergreen Envision Growth and Income Fund with respect to their investment goals, strategies and risks as set forth in each Fund’s prospectus and statement of additional information. The information below, including the description of risks, is only a summary; for more detailed information, please see each Fund's prospectus and statement of additional information.

Comparison of Investment Goals and Principal Investment Strategies

	Atlas Independence Flagship Fund	Evergreen Envision Growth and Income Fund
INVESTMENT GOAL	Seeks long-term growth of capital and moderate current income.	Seeks to achieve growth of capital and current income.
PRINCIPAL INVESTMENT STRATEGIES

Invests in a variety of Atlas Funds holding domestic and foreign stocks, small-, mid- and large-cap stocks, and growth and value stocks.

To a lesser extent, invests in funds holding high-quality domestic and foreign corporate and government bonds, high-yield bonds, convertible securities, futures and other derivative products

The following shows approximate investment ranges which the fund intends to use as a general guideline:

Stock or Equity Funds  40-80%

Bond or Fixed Income Funds  10-40%

Cash and Money Market Funds  0-20%

Under normal conditions, targets a balanced growth allocation of approximately 60% stocks, 30% bonds, and 10% cash and money market securities, subject to the manager’s outlook for the economy, financial markets, and the market values of the underlying Atlas funds. Investments in underlying Atlas funds do not necessarily correspond entirely with investment in a particular type of security (e.g. Atlas stock funds may invest some of their assets in bonds, and all of the funds may invest in money market securities).  Therefore, a 60% allocation of assets to the stock funds, for example, may result in less than a 60% exposure to the stock market.

Except to the extent that it invests in Atlas S&P 500 Index Fund, does not invest in companies that manufacture tobacco products.

Invests substantially all of its assets in Class I shares of underlying Evergreen funds in a variety of asset classes and styles.

Normally expects to allocate its assets among the underlying funds to achieve investment exposures within the following ranges:

Domestic Equity  35-55%

International Equity  5-25%

Investment Grade Fixed Income  20-40%

High Yield Fixed Income  0-15%

International Fixed Income  0-15%

Intends to invest in the underlying Evergreen funds to achieve an aggregate asset allocation of approximately 60% equities and 40% debt securities.

Portfolio manager will select the underlying Evergreen funds and determine the amount of the Fund’s investment in each fund, if any, based on its continuing assessment of market conditions and the investment prospects for each fund, with the goal of creating a portfolio positioned to achieve growth of capital and current income.

Does not have a policy prohibiting investing in companies that manufacture tobacco products.

In addition, Evergreen Envision Growth and Income Fund may temporarily invest up to 100% of its assets in high quality money market instruments in response to adverse economic, political or market conditions. Atlas Independence Flagship Fund may temporarily invest up to 100% of its assets in short-term debt securities or money market instruments. These strategies are inconsistent with the Funds' principal investment strategies and investment goals and, if employed, could result in lower return and potential loss of market opportunity.

A portion of the securities held by Atlas Independence Flagship Fund will be disposed of in connection with the Merger and this could result in additional portfolio transaction costs to the Funds and capital gains to shareholders.

Comparison of Principal Investment Risks

An investment in either Fund is subject to certain risks. The principal risk factors for the Funds are similar due to the similarity of the Funds' investment goals and strategies.  There is no assurance that investment performance of either Fund will be positive or that the Funds will meet their investment goals. The following tables and discussion highlight the principal risks associated with an investment in each of the Funds.

Atlas Independence Flagship Fund

Evergreen Envision Growth and Income Fund
Each Fund is subject to Stock Market Risk.

Your investment will be affected by general economic conditions such as prevailing economic growth, inflation and interest rates, as well as the economic conditions of the particular industries, companies or sectors in which the Fund invests. Adverse economic developments may cause equity securities to decline in value and/or decrease the dividends they pay.

Atlas Independence Flagship Fund

Evergreen Envision Growth and Income Fund
Each Fund is subject to Market Capitalization Risk.

                Investing primarily in one of the three broad market capitalization categories -- large, medium or small -- carries the risk that such category may be currently out of favor with investors. Compared to larger companies, small and midsized companies may be more volatile, less liquid, and may involve special risks, including those associated with dependence on a small management group, little or no operating history, little or no track record of success, and limited product lines, markets and financial resources.

Atlas Independence Flagship Fund

Evergreen Envision Growth and Income Fund
Each Fund is subject to Investment Style Risk.

Different types of securities -- such as growth style or value style securities -- tend to shift into and out of favor with investors depending on changes in market and economic conditions. As a result, a Fund’s performance may at times be worse than the performance of other mutual funds that invest more broadly or that have different investment styles.

Atlas Independence Flagship Fund

Evergreen Envision Growth and Income Fund
Each Fund is subject to Interest Rate Risk.

                Interest rate risk refers to the possibility that the value of the Fund’s portfolio of debt and income-producing securities, as well as the income they pay, may decrease when interest rates rise. If an issuer calls or redeems a security during a time of declining interest rates, the Fund might have to reinvest the proceeds at a lower interest rate, resulting in a decline in the Fund's income.

Atlas Independence Flagship Fund

Evergreen Envision Growth and Income Fund
Each Fund is subject to Foreign Investment Risk and Emerging Market Risk.

Foreign securities markets, especially those in emerging markets, can be less liquid and more volatile than the U.S. market, exposing investors to greater risk of loss. Securities issued abroad are usually denominated in foreign currencies, which may fluctuate against the U.S. dollar, causing the Fund’s share price to fluctuate.

Atlas Independence Flagship Fund

Evergreen Envision Growth and Income Fund
Each Fund is subject to Credit Risk and Below Investment Grade Bond Risk.

                Credit risk refers to the possibility that the issuer of a security or counterparty to a contract may not be able to pay interest and principal when due or otherwise honor its obligation. If an issuer defaults, or if the credit quality of an investment deteriorates or is perceived to deteriorate, the value of the investment could decline. These risks are heightened for bonds rated below investment grade, commonly referred to as "junk bonds," which are considered speculative.

Atlas Independence Flagship Fund

Evergreen Envision Growth and Income Fund
Each Fund is subject to Leverage Risk.

                The Fund may experience leverage from borrowing money or investing in certain derivatives. Leverage may disproportionately increase a Fund's losses and reduce opportunities for gain when interest rates, stock prices or currency rates are changing.

Atlas Independence Flagship Fund

Evergreen Envision Growth and Income Fund
Each Fund is subject to Foreign Currency Transactions Risk.

                The Fund may use hedging techniques in an attempt to protect its foreign-denominated investments from fluctuations in value caused by changes in exchange rates. The use of hedges cannot protect against exchange rate risk perfectly and may cause the Fund to be in a less advantageous position than if a hedge had not been established.

Atlas Independence Flagship Fund

Evergreen Envision Growth and Income Fund
Each Fund is subject to Mortgage- and Asset-Backed Securities Risk.

                Mortgage-backed and many asset-backed securities are subject to the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying such securities. These prepayments would pass through to the Fund, which would have to reinvest them at a time of falling interest rates, reducing the Fund's income. Conversely, rising interest rates could cause repayments to slow, which could increase the duration and volatility of such securities. Asset-backed and mortgage-backed securities issued by private issuers are not guaranteed or backed by the credit of the U.S. government or any agency or instrumentality thereof.

Atlas Independence Flagship Fund

Evergreen Envision Growth and Income Fund
Each Fund is subject to Concentration Risk.

A Fund that concentrates its investments in a single sector or industry will be more vulnerable to adverse financial, economic, political or other developments in that sector or industry. As a result, the Fund's shares may fluctuate more widely in value than those of a fund investing in a number of different sectors or industries.

Atlas Independence Flagship Fund

Evergreen Envision Growth and Income Fund
Each Fund is subject to U.S. Government Securities Risk.

                Certain debt instruments in which the Fund may invest may be issued by the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae"), the Federal Home Loan Mortgage Corporation ("Freddie Mac") and the Federal Home Loan Banks ("FHLB"). Securities issued by Ginnie Mae, but not those issued by Fannie Mae, Freddie Mac or FHLB, are backed by the full faith and credit of the U.S. government. Securities not guaranteed or insured by the U.S. government are supported only by the credit of the issuer itself.

Atlas Independence Flagship Fund

Evergreen Envision Growth and Income Fund
Each Fund is subject to Fund-of-Funds Risk.

                The Fund is subject to the risk that, if unsuccessful, the portfolio manager’s asset allocation decisions will lead to underperformance.  In addition, the Fund will be indirectly exposed to all of the risks associated with each investment made by an underlying fund. In addition to bearing its direct expenses, the Fund will also indirectly bear a proportionate share of the total operating expenses of the underlying funds.

Other Risks

Atlas Independence Flagship Fund is classified as non-diversified. This means that the Fund may invest a greater percentage of its assets in a particular issuer, and the Fund’s performance will depend upon a smaller category of securities, than a diversified fund. Accordingly, Atlas Independence Flagship Fund may experience greater fluctuations in net asset value and may have greater risk of loss.

The Funds have other investment strategies, policies, practices and restrictions which, together with their related risks, are also set forth in each Fund's prospectus and statement of additional information.

Comparison of Performance

The following tables show how Atlas Independence Flagship Fund and Evergreen Envision Growth and Income Fund have performed in the past. Past performance (both before and after taxes) is not an indication of future results.

Year-by-Year Total Return (%)

                The table below shows the percentage gain or loss for the Atlas Independence Flagship Fund for each complete calendar year since its inception.  The table should give you a general idea of the risks of investing in Atlas Independence Flagship Fund by showing how Atlas Independence Flagship Fund’s return has varied from year-to-year for the periods shown.  The table includes the effect of Fund expenses and the reinvestment of all dividends and distributions. Since Evergreen Envision Growth and Income Fund has not yet completed a full calendar year, no year-by-year total returns have been provided.

Atlas Independence FlagshipFund
‘96	‘97	‘98	‘99	‘00	‘01	‘02	‘03	‘04	‘05
							21.0%	9.9%	6.2%

Best Quarter:	2nd Quarter 2003	10.66%
Worst Quarter:	1st Quarter 2003	-3.10%
Year-to-date as of 9/30/06 is 2.17%.

                The following table lists Atlas Independence Flagship Fund’s average annual total return over the past one year and since inception (through 12/31/2005) and Evergreen Envision Growth and Income Fund’s cumulative returns since inception (through 9/30/2006). The table is intended to provide you with some indication of the risks of investing in each Fund by comparing each Fund’s performance with that of an index. At the bottom of the table, you can compare Atlas Independence Flagship Fund’s performance with that of Lehman Brothers Aggregate Bond Index (LBABI) and the S&P 500 Index (S&P 500), both broad based market indexes, and Evergreen Envision Growth and Income Fund's performance with that of the Evergreen Growth and Income Blended Index (EGIBI). The S&P 500 is an unmanaged, market value-weighted index measuring the performance of 500 U.S. stocks chosen for market size, liquidity, and industry group representation, and the LBABI is an unmanaged fixed income index covering the U.S. investment grade fixed-rate bond market, including U.S. government and U.S. government agency securities, corporate securities, and asset-backed securities. The EGIBI is composed of the following indexes:  Russell 1000®  Value Index (24.00%), Russell 2500®  Value Index (15.00%), LBABI (15.50%), Lehman Brothers Government/Credit 0-2.5 Year Index (13.50%), Merrill Lynch High Yield Master Index (11.50%), Morgan Stanley Capital International Europe, Australasia and Far East Free Index (10.00%), JPMorgan Global Government Bond Index excluding U.S. (5.50%) and Russell 1000® Growth Index (5.00%). Performance information for an index does not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or taxes. It is not possible to invest directly in an index.

Total Returns

AtlasIndependence FlagshipFund(for the periods ended 12/31/2005)
	1 Year	Performance Since Inception 5/1/2002
Return Before Taxes	6.19%	6.01%
Return After Taxes on Distributions*	5.63%	5.69%
Return After Taxes on Distributions and Sale of Fund Shares*	4.11%	4.98%
LBABI	2.43%	5.14%
S&P 500	4.91%	5.97%

Evergreen Envision Growth and Income Fund– Class A Shares (for the period ended 9/30/2006)**
Performance Since Inception 1/3//2006
Return Before Taxes (Including Sales Charge)	-1.10%
Return Before Taxes (Excluding Sales Charge)	3.85%
Return After Taxes on Distributions*	N/A
Return After Taxes on Distributions and Sale of Fund Shares*	N/A
EGIBI	7.18%

* The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.   After-tax returns on distributions and the sale of Fund shares assumes a complete sale of Fund shares at the end of the measurement period, resulting in capital gains taxes or tax benefits when capital losses occur.  Actual after-tax returns will depend on your individual tax situation and may differ from those shown.  The after-tax returns shown are not relevant to you if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

** Evergreen Envision Growth and Income Fund commenced operations on January 3, 2006.

Comparison of Sales Charges and Expenses

The sales charges and expenses for the Class A shares of Evergreen Envision Growth and Income Fund and shares of Atlas Independence Flagship Fund are different. For a complete description of the sales charges and expenses for each Fund, see the tables below under the caption “Shareholder Fees” and the section“Merger Information - Distribution of Shares.”

The following tables allow you to compare the sales charges of the Funds.  The table entitled "Evergreen Envision Growth and Income Fund Pro Forma" also shows you what the sales charge will be, assuming the Merger takes place. You will not pay any front-end or contingent deferred sales charge on shares you receive in connection with each of the Mergers.

In addition, all subsequent purchases of Class A shares by former shareholders of Atlas Independence Flagship Fund will be made at net asset value without the imposition of any front-end or contingent deferred sales charge ("NAV Privilege").  Former Atlas Fund shareholders will retain the NAV Privilege so long as the owner of the account remains the same as at the time of the Merger, and no additional names are added.  If an Atlas Fund shareholder transfers their account to a financial intermediary, so long as the name on the account remains the same, the NAV Privilege will remain in effect.

Shareholder Fees (fees paid directly from your investment)

Atlas Independence Flagship Fund		Evergreen Envision Growth and Income Fund
Shareholder Transaction Expenses		Shareholder Transaction Expenses	Class A
Maximum sales charge imposed on purchases (as a % of offering price)	None	Maximum sales charge imposed on purchases (as a % of offering price)	4.75%*
Maximum contingent deferred sales charge (as a % of either the redemption amount or initial investment, whichever is lower)	None	Maximum contingent deferred sales charge (as a % of either the redemption amount or initial investment, whichever is lower)	None*

Evergreen Envision Growth and Income Fund Pro Forma
Shareholder Transaction Expenses	Class A
Maximum sales charge imposed on purchases (as a % of offering price)	4.75%*
Maximum contingent deferred sales charge (as a % of either the redemption amount or initial investment, whichever is lower)	None*

*Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a contingent deferred sales charge of 1.00% upon redemption within one year. All subsequent purchases of Class A shares by former shareholders of Atlas Independence Flagship Fund will be made at net asset value without the imposition of any front-end or contingent deferred sales charge.

The following tables allow you to compare the expenses of the Funds.  The amounts for Atlas Independence Flagship Fund set forth in the following table and in the examples are based on actual expenses for the fiscal year ended December 31, 2005.  The amounts for the Class A shares of Evergreen Envision Growth and Income Fund set forth in the following table and in the examples are based on the actual expenses for the period from January 3, 2006 (commencement of operations) to June 30, 2006 (on an annualized basis) .  The table entitled “Evergreen Envision Growth and Income Fund Pro Forma” shows you what the expenses are would have been for the period from January 3, 2006 (commencement of operations) to June 30, 2006 (on an annualized basis), assuming the Merger had taken place.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Atlas Independence Flagship Fund (based on expenses for the fiscal year ended December 31, 2005)
Management Fees	Distribution and/or Service (Rule 12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses (Underlying Funds) [1]	Total Annual Fund Operating Expenses[1]
0.25%	0.00%	0.22%	1.14%	1.61%

Evergreen Envision Growth and Income Fund – Class A (based on actual expenses for the period from January 3, 2006 (commencement of operations) to June 30, 2006 (on an annualized basis))
Management Fees	Distribution and/or Service (Rule 12b-1) Fees	Other Expenses	Expense Reduction[2]	Acquired Fund Fees and Expenses (Underlying Funds) [3]	Total Annual Fund Operating Expenses (After Waiver)[3,4]
0.00%	0.30%	11.59%	(11.23%)	0.69%	1.35%

Evergreen Envision Growth and Income Fund Pro Forma – Class A (based on what the estimated combined expenses of Evergreen Envision Growth and Income Fund would have been for the period from January 3, 2006 (commencement of operations) to June 30, 2006 (on an annualized basis) assuming the Merger had occurred)[5]

Management Fees	Distribution and/or Service (Rule 12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses (Underlying Funds)[3]	Total Annual Fund Operating Expenses[2,3,6]
0.00%	0.30%	0.22%	0.69%	1.21%[6]

(1) Atlas Independence Flagship Fund pays a portion of the expenses of the underlying funds in the Atlas Fund complex which make up its portfolio. The amount of these expenses changes depending on the make up of the portfolio at any particular time.

(2) Evergreen Envision Growth and Income Fund's investment advisor has agreed to contractually reimburse direct expenses on the Fund's Class A shares to 0.66% through February 29, 2008.

(3) Because Evergreen Envision Growth and Income Fund invests primarily in other mutual funds, the Fund will incur fees and expenses indirectly as a shareholder of the underlying funds. Actual indirect expenses for the fiscal year ending December 31, 2006 will vary depending on the particular underlying funds in which the Fund invests. For more information regarding the expenses of the underlying funds, see "Underlying Fund Information" in the Fund's prospectus.

(4) Evergreen Envision Growth and Income Fund's investment advisor and/or principal underwriter may voluntarily waive its fees and/or reimburse the Fund for certain of its expenses in order to reduce expense ratios. The Fund's investment advisor may cease these voluntary waivers and/or reimbursements at any time. The Total Annual Fund Operating Expenses (After Waiver) listed above do not reflect voluntary fee waivers and/or expense reimbursements. Including current voluntary expense waivers relating to Class A shares, direct Total Annual Fund Operating Expenses (After Waiver) are estimated to be 0.61% for Class A.

(5) Evergreen Envision Growth and Income Fund will be the accounting survivor following the Merger.

(6) Evergreen Envision Growth and Income Fund's investment advisor and/or principal underwriter may voluntarily waive its fees and/or reimburse the Fund for certain of its expenses in order to reduce expense ratios. The Fund's investment advisor may cease these voluntary waivers and/or reimbursements at any time. The Total Annual Fund Operating Expenses (After Waiver) listed above do not reflect voluntary fee waivers and/or expense reimbursements. Including current voluntary expense waivers relating to Class A shares, direct Total Annual Fund Operating Expenses (After Waiver) are estimated to be 0.47% for Class A.

The tables below show examples of the total fees and expenses you would pay on a $10,000 investment over one-, three-, five-, and ten-year periods.  The examples are intended to help you compare the cost of investing in Atlas Independence Flagship Fund versus Evergreen Envision Growth and Income Fund, both before and after the Merger, and are for illustration purposes only.  The examples assume a 5% average annual return, reinvestment of all dividends and distributions, that the applicable Fund’s operating expenses are the same as described in the applicable table above, and, for Evergreen Envision Growth and Income Fund Pro Forma, the examples are shown both with and without the imposition of its Class A sales charge, assuming the Merger takes place. Your actual costs may be higher or lower.

Examples of Fund Expenses

	Atlas Independence Flagship Fund	Evergreen Envision Growth and Income Fund (Class A)

		Expenses With Class A Sales Charge
After 1 year	$164	$606
After 3 years	$508	$1,980
After 5 years	$876	$4,183
After 10 years	$1,911	$8,384

Evergreen Envision Growth and Income Fund (Class A)

Pro Forma

	Expenses With Class A Sales Charge

Expenses Without

		Class A Sales Charge*
After 1 year	$592	$123
After 3 years	$841	$384
After 5 years	$1,108	$665
After 10 years	$1,871	$1,466

*All subsequent purchases of Class A shares by former shareholders of Atlas Independence Flagship Fund will be made at net asset value without the imposition of any front-end or contingent deferred sales charge.

The procedures for buying, selling and exchanging shares of the Funds are similar.  For more information, see the sections entitled “Merger Information - Purchase and Redemption Procedures” and “Merger Information - Exchange Privileges.”

6.   ATLAS INDEPENDENCE STAR SPANGLED FUND INTO EVERGREEN ENVISION GROWTH FUND

                The following table highlights a comparison between Atlas Independence Star Spangled Fund and Evergreen Envision Growth Fund with respect to their investment goals, strategies and risks as set forth in each Fund’s prospectus and statement of additional information. The information below, including the description of risks, is only a summary; for more detailed information, please see each Fund's prospectus and statement of additional information.

Comparison of Investment Goals and Principal Investment Strategies

	Atlas Independence Star Spangled Fund	Evergreen Envision Growth Fund
INVESTMENT GOAL	Seeks long-term capital appreciation.	Seeks long-term capital growth.
PRINCIPAL INVESTMENT STRATEGIES

Invests primarily in a variety of Atlas small-, mid- and large-cap equity funds holding growth and value stocks.

The following lists the underlying Atlas funds in which the fund may invest and the approximate investment ranges which the fund intends to use as a general guideline:

Atlas Emerging Growth Fund 0-40%

Atlas Global Growth Fund 0-40%

Atlas Growth Opportunities Fund  0-40%

Atlas S&P 500 Index Fund  0-40%

Atlas Strategic Growth Fund  0-40%

Atlas Value Fund  0-40%

Atlas Money Market Fund  0-25%

Under normal conditions, targets a growth allocation of approximately 95% stocks and 5% cash and money market securities, subject to the manager’s outlook for the economy, financial markets, and the market values of the underlying Atlas funds.

Except to the extent that it invests in Atlas S&P 500 Index Fund, does not invest in companies that manufacture tobacco products.

Atlas stock funds have no restrictions on the amount of assets that may be invested in foreign securities, but it is currently anticipated that only Atlas Global Growth Fund will invest a substantial portion of its assets in foreign securities.

Investments in underlying Atlas Funds do not necessarily correspond entirely with investment in a particular type of security (e.g. Atlas stock funds may invest some of their assets in bonds, and all of the funds may invest in money market securities).  Therefore, a 95% allocation of assets to the stock funds, for example, may result in less than a 95% exposure to the stock market.

Invests substantially all of its assets in Class I shares of underlying Evergreen funds in a variety of asset classes and styles in order to achieve an aggregate asset allocation of approximately 80% equities and 20% debt securities.

Normally expects to allocate its assets among the underlying funds to achieve investment exposures within the following ranges:

Domestic Equity  45-75%

International Equity  10-30%

Investment Grade Fixed Income  10-30%

High Yield Fixed Income  0-8%

International Fixed Income  0-8%

The portfolio manager will select the underlying Evergreen funds and determine the amount of the Fund’s investment in each fund, if any, based on its continuing assessment of market conditions and the investment prospects for each fund, with the goal of creating a portfolio positioned to achieve long-term capital growth.

Does not invest in companies that manufacture tobacco products.

In addition, Evergreen Envision Growth Fund may temporarily invest up to 100% of its assets in high quality money market instruments in response to adverse economic, political or market conditions. Atlas Independence Star Spangled Fund may temporarily invest up to 100% of its assets in short-term debt securities or money market instruments. These strategies are inconsistent with the Funds' principal investment strategies and investment goals and, if employed, could result in lower return and potential loss of market opportunity.

A portion of the securities held by Atlas Independence Star Spangled Fund may be disposed of in connection with the Merger and this could result in additional portfolio transaction costs to the Funds and capital gains to shareholders.

Comparison of Principal Investment Risks

An investment in either Fund is subject to certain risks. The principal risk factors for the Funds are similar due to the similarity of the Funds' investment goals and strategies.  There is no assurance that investment performance of either Fund will be positive or that the Funds will meet their investment goals. The following tables and discussion highlight the principal risks associated with an investment in each of the Funds.

Atlas Independence Star Spangled Fund

Evergreen Envision Growth Fund
Each Fund is subject to Stock Market Risk.

Your investment will be affected by general economic conditions such as prevailing economic growth, inflation and interest rates, as well as the economic conditions of the particular industries, companies or sectors in which the Fund invests. Adverse economic developments may cause equity securities to decline in value and/or decrease the dividends they pay.

Atlas Independence Star Spangled Fund

Evergreen Envision Growth Fund
Each Fund is subject to Market Capitalization Risk.

                Investing primarily in one of the three broad market capitalization categories -- large, medium or small -- carries the risk that such category may be currently out of favor with investors. Compared to larger companies, small and midsized companies may be more volatile, less liquid, and may involve special risks, including those associated with dependence on a small management group, little or no operating history, little or no track record of success, and limited product lines, markets and financial resources.

Atlas Independence Star Spangled Fund

Evergreen Envision Growth Fund
Each Fund is subject to Investment Style Risk.

Different types of securities -- such as growth style or value style securities -- tend to shift into and out of favor with investors depending on changes in market and economic conditions. As a result, a Fund’s performance may at times be worse than the performance of other mutual funds that invest more broadly or that have different investment styles.

Atlas Independence Star Spangled Fund

Evergreen Envision Growth Fund
Is generally NOT subject to Interest Rate Risk.	Is subject to Interest Rate Risk.

                Interest rate risk refers to the possibility that the value of the Fund’s portfolio of debt and income-producing securities, as well as the income they pay, may decrease when interest rates rise. If an issuer calls or redeems a security during a time of declining interest rates, the Fund might have to reinvest the proceeds at a lower interest rate, resulting in a decline in the Fund's income.

Atlas Independence Star Spangled Fund

Evergreen Envision Growth Fund
Each Fund is subject to Foreign Investment Risk and Emerging Markets Risk.

Foreign securities markets, especially those in emerging markets, can be less liquid and more volatile than the U.S. market, exposing investors to greater risk of loss. Securities issued abroad are usually denominated in foreign currencies, which may fluctuate against the U.S. dollar, causing the Fund’s share price to fluctuate.

Atlas Independence Star Spangled Fund

Evergreen Envision Growth Fund
Is generally NOT subject to Credit Risk and Below Investment Grade Risk.	Is subject to Credit Risk and Below Investment Grade Risk.

Credit risk refers to the possibility that the issuer of a security or counterparty to a contract may not be able to pay interest and principal when due or otherwise honor its obligation. If an issuer defaults, or if the credit quality of an investment deteriorates or is perceived to deteriorate, the value of the investment could decline. These risks are heightened for bonds rated below investment grade, commonly referred to as "junk bonds," which are considered speculative.

Atlas Independence Star Spangled Fund

Evergreen Envision Growth Fund
Each Fund is subject to Leverage Risk.

                The Fund may experience leverage from borrowing money or investing in certain derivatives. Leverage may disproportionately increase a Fund's losses and reduce opportunities for gain when interest rates, stock prices or currency rates are changing.

Atlas Independence Star Spangled Fund

Evergreen Envision Growth Fund
Each Fund is subject to Foreign Currency Transactions Risk.

                The Fund may use hedging techniques in an attempt to protect its foreign-denominated investments from fluctuations in value caused by changes in exchange rates. The use of hedges cannot protect against exchange rate risk perfectly and may cause the Fund to be in a less advantageous position than if a hedge had not been established.

Atlas Independence Star Spangled Fund

Evergreen Envision Growth Fund
Is generally NOT subject to Mortgage- and Asset-Backed Securities Risk.	Is subject to Mortgage- and Asset-Backed Securities Risk.

                Mortgage-backed and many asset-backed securities are subject to the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying such securities. These prepayments would pass through to the Fund, which would have to reinvest them at a time of falling interest rates, reducing the Fund's income. Conversely, rising interest rates could cause repayments to slow, which could increase the duration and volatility of such securities. Asset-backed and mortgage-backed securities issued by private issuers are not guaranteed or backed by the credit of the U.S. government or any agency or instrumentality thereof.

Atlas Independence Star Spangled Fund

Evergreen Envision Growth Fund
Each Fund is subject to Concentration Risk.

A Fund that concentrates its investments in a single sector or industry will be more vulnerable to adverse financial, economic, political or other developments in that sector or industry. As a result, the Fund's shares may fluctuate more widely in value than those of a fund investing in a number of different sectors or industries.

Atlas Independence Star Spangled Fund

Evergreen Envision Growth Fund
Is generally NOT subject to U.S. Government Securities Risk.	Is subject to U.S. Government Securities Risk.

                Certain debt instruments in which the Fund may invest may be issued by the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae"), the Federal Home Loan Mortgage Corporation ("Freddie Mac") and the Federal Home Loan Banks ("FHLB"). Securities issued by Ginnie Mae, but not those issued by Fannie Mae, Freddie Mac or FHLB, are backed by the full faith and credit of the U.S. government. Securities not guaranteed or insured by the U.S. government are supported only by the credit of the issuer itself.

Atlas Independence Star Spangled Fund

Evergreen Envision Growth Fund
Each Fund is subject to Fund-of-Funds Risk.

                The Fund is subject to the risk that, if unsuccessful, the portfolio manager’s asset allocation decisions will lead to underperformance.  In addition, the Fund will be indirectly exposed to all of the risks associated with each investment made by an underlying fund. In addition to bearing its direct expenses, the Fund will also indirectly bear a proportionate share of the total operating expenses of the underlying funds.

Other Risks

Atlas Independence Flagship Fund is classified as non-diversified. This means that the fund may invest a greater percentage of its assets in a particular issuer, and the fund’s performance will depend upon a smaller category of securities, than a diversified fund. Accordingly, the fund may experience greater fluctuations in net asset value and may have greater risk of loss.

The Funds have other investment strategies, policies, practices and restrictions which, together with their related risks, are also set forth in each Fund's prospectus and statement of additional information.

Comparison of Performance

The following tables show how Atlas Independence Star Spangled Fund and Evergreen Envision Growth Fund have performed in the past. Past performance (both before and after taxes) is not an indication of future results.

                The following table lists Atlas Independence Star Spangled Fund’s total return and Evergreen Envision Growth Fund’s total return since inception (through 9/30/2006). The table is intended to provide you with some indication of the risks of investing in each Fund by comparing each Fund’s performance with that of an index. At the bottom of the table, you can compare Atlas Independence Star Spangled Fund’s performance with that of Lehman Brothers Aggregate Bond Index (LBABI), and the S&P 500 Index, both broad based market indexes, and Evergreen Envision Growth Fund's performance with that of the Evergreen Growth Blended Index (EGBI). The S&P 500 is an unmanaged, market value-weighted index measuring the performance of 500 U.S. stocks chosen for market size, liquidity, and industry group representation, and the LBABI is an unmanaged fixed income index covering the U.S. investment grade fixed-rate bond market, including U.S. government and U.S. government agency securities, corporate securities, and asset-backed securities. The EGBI is composed of the following indexes:  Russell 1000® Value Index (15.00%), Russell 1000® Growth Index (15.00%), Russell 2500® Growth Index (15.00%), Russell 2500® Value Index (15.00%), LBABI (10.50%), Lehman Brothers Government/Credit 0-2.5 Year Index (9.50%), and Morgan Stanley Capital International Europe, Australasia and Far East Free Index (20.00%). Performance information for an index does not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or taxes. It is not possible to invest directly in an index.

Total Returns

AtlasIndependence Star Spangled Fund(for the period ended 9/30/2006)*
Performance Since Inception 12/1/2005
Return Before Taxes	2.00%
Return After Taxes on Distributions**	N/A
Return After Taxes on Distributions and Sale of Fund Shares**	N/A
LBABI
S&P 500

Evergreen Envision Growth Fund– Class A Shares (for the periods ended 9/30/2006)***
Performance Since Inception 1/3/2006
Return Before Taxes (Including Sales Charge)	0.84%
Return Before Taxes (Excluding Sales Charge)	5.88%
Return After Taxes on Distributions**	N/A
Return After Taxes on Distributions and Sale of Fund Shares**	N/A
EGBI	6.61%

* Atlas Independence Star Spangled Fund commenced operations on December 1, 2005.

* * The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.   After-tax returns on distributions and the sale of Fund shares assumes a complete sale of Fund shares at the end of the measurement period, resulting in capital gains taxes or tax benefits when capital losses occur.  Actual after-tax returns will depend on your individual tax situation and may differ from those shown.  The after-tax returns shown are not relevant to you if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

*** Evergreen Envision Growth Fund commenced operations on January 3, 2006.

Comparison of Sales Charges and Expenses

The sales charges and expenses for the Class A shares of Evergreen Envision Growth Fund and shares of Atlas Independence Star Spangled Fund are different. For a complete description of the sales charges and expenses for each Fund, see the tables below under the caption “Shareholder Fees” and the section“Merger Information - Distribution of Shares.”

The following tables allow you to compare the sales charges of the Funds.  The table entitled "Evergreen Envision Growth Fund Pro Forma" also shows you what the sales charge will be, assuming the Merger takes place. You will not pay any front-end or contingent deferred sales charge on shares you receive in connection with the Merger.

In addition, all subsequent purchases of Class A shares by former shareholders of Atlas Independence Star Spangled Fund will be made at net asset value without the imposition of any front-end or contingent deferred sales charge ("NAV Privilege").  Former Atlas Fund shareholders will retain the NAV Privilege so long as the owner of the account remains the same as at the time of the Merger, and no additional names are added. If an Atlas Fund shareholder transfers their account to a financial intermediary, so long as the name on the account remains the same, the NAV Privilege will remain in effect.

Shareholder Fees (fees paid directly from your investment)

Atlas Independence Star Spangled Fund		Evergreen Envision Growth Fund
Shareholder Transaction Expenses		Shareholder Transaction Expenses	Class A
Maximum sales charge imposed on purchases (as a % of offering price)	None	Maximum sales charge imposed on purchases (as a % of offering price)	4.75%*
Maximum contingent deferred sales charge (as a % of either the redemption amount or initial investment, whichever is lower)	None	Maximum contingent deferred sales charge (as a % of either the redemption amount or initial investment, whichever is lower)	None*

Evergreen Envision Growth Fund Pro Forma
Shareholder Transaction Expenses	Class A
Maximum sales charge imposed on purchases (as a % of offering price)	4.75%*
Maximum contingent deferred sales charge (as a % of either the redemption amount or initial investment, whichever is lower)	None*

*Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a contingent deferred sales charge of 1.00% upon redemption within one year. All subsequent purchases of Class A shares by former shareholders of Atlas Independence Star Spangled Fund will be made at net asset value without the imposition of any front-end or contingent deferred sales charge.

The following tables allow you to compare the expenses of the Funds.  The amounts for Atlas Independence Star Spangled Fund set forth in the following table and in the examples are based on actual expenses for the period from December 1, 2005 (commencement of operations) through December 31, 2005.  The amounts for the Class A shares of Evergreen Envision Growth Fund set forth in the following table and in the examples are based on the actual expenses for the period from January 3, 2006 (commencement of operations) to June 30, 2006 (on an annualized basis).  The table entitled “Evergreen Envision Growth Fund Pro Forma” shows you what the expenses would have been for the period from January 3, 2006 (commencement of operations) to June 30, 2006 (on an annualized basis), assuming the Merger had taken place.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Atlas Independence Star Spangled Fund (based on expenses for the fiscal year ended December 31, 2005)
Management Fees	Distribution and/or Service (Rule 12b-1) Fees	Other Expenses	Expense Reduction[1]	Acquired Fund Fee and Expenses (Underlying Funds) [2]	Total Annual Fund Operating Expenses[1,2]
0.25%	0.00%	1.48%	(0.92%)	1.32%	2.13%

Evergreen Envision Growth Fund – Class A (based on actual expenses for the period from January 3, 2006 (commencement of operations) to June 30, 2006 (on an annualized basis))
Management Fees	Distribution and/or Service (Rule 12b-1) Fees	Other Expenses	Expense Reduction[3]	Acquired Fund Fee and Expenses (Underlying Funds) [4]	Total Annual Fund Operating Expenses[2,3,4,5,6] (After Waiver)
0.00%	0.30%	12.83%	12.47%[4]	0.73%	1.39%

Evergreen Envision Growth Fund Pro Forma – Class A (based on what the estimated combined expenses of Evergreen Envision Growth Fund would have been for the period from January 3, 2006 (commencement of operations) to June 30, 2006 (on an annualized basis) assuming the Merger had occurred)[5]

Management Fees	Distribution and/or Service (Rule 12b-1) Fees	Other Expenses	Expense Reduction[3]	Acquired Fund Fee and Expenses (Underlying Funds) [4]	Total Annual Fund Operating Expenses (After Waiver) [3,4,5]
0.00%	0.30%	3.13%	(2.77%)	0.73%	1.39%

(1) Restated to reflect current fees and a fee waiver agreement in effect through December 31, 2007.

(2) Atlas Independence Star Spangled Fund pays a portion of the expenses of the underlying Atlas funds in the Atlas funds complex which make up its portfolio. The amount of these expenses changes depending on the make up of the portfolio at any particular time.

(3) Evergreen Envision Growth Fund's investment advisor has agreed to contractually reimburse direct expenses t on the Fund's Class A shares to 0.66% through February 29, 2008.

(4) Because Evergreen Envision Growth Fund invests primarily in other mutual funds, the Fund will incur fees and expenses indirectly as a shareholder of the underlying funds. . Actual indirect expenses for the fiscal year ending December 31, 2006 will vary depending on the particular underlying funds in which the Fund invests. For more information regarding the expenses of the underlying funds, see "Underlying Fund Information" in the Fund's prospectus.

(5) Evergreen Envision Growth Fund's investment advisor and/or principal underwriter may voluntarily waive its fees and/or reimburse the Fund for certain of its expenses in order to reduce expense ratios. The Fund's investment advisor may cease these voluntary waivers and/or reimbursements at any time. The Total Annual Fund Operating Expenses (After Waiver) table listed above do not reflect voluntary fee waivers and/or expense reimbursements. Including current voluntary expense waivers relating to Class A shares, direct Total Annual Fund Operating Expenses are estimated to be 1.34% for Class A.

(6) Evergreen Envision Growth Fund will be the accounting survivor following the Merger.

The tables below show examples of the total fees and expenses you would pay on a $10,000 investment over one-and three-year periods.  The examples are intended to help you compare the cost of investing in Atlas Independence Star Spangled Fund versus Evergreen Envision Growth Fund, both before and after the Merger, and are for illustration purposes only.  The examples assume a 5% average annual return, reinvestment of all dividends and distributions, that the applicable Fund’s operating expenses are the same as described in the applicable table above, and, for Evergreen Envision Growth Fund Pro Forma, the examples are shown both with and without the imposition of its Class A sales charge, assuming the Merger takes place. Your actual costs may be higher or lower.

Examples of Fund Expenses

	Atlas Independence Star Spangled Fund	Evergreen Envision Growth Fund (Class A)

		Expenses With Class A Sales Charge
After 1 year	$216	$610
After 3 years	$856	$2,104
After 5 years	$1,521	$4,463
After 10 years	$3,300	$8,759

Evergreen Envision Growth Fund (Class A)

Pro Forma

	Expenses With Class A Sales Charge

Expenses Without

		Class A Sales Charge*
After 1 year	$610	$142
After 3 years	$1,177	$737
After 5 years	$2,042	$1,645
After 10 years	$4,269	$3,983

*In addition, all subsequent purchases of Class A shares by former shareholders of Atlas Independence Star Spangled Fund will be made at net asset value without the imposition of any front-end or contingent deferred sales charge.

The procedures for buying, selling and exchanging shares of the Funds are similar.  For more information, see the sections entitled “Merger Information - Purchase and Redemption Procedures” and “Merger Information - Exchange Privileges.”

7.   ATLAS INDEPENDENCE EAGLE BOND FUND INTO EVERGREEN ENVISION INCOME FUND

                The following table highlights the comparison between Atlas Independence Eagle Bond Fund and Evergreen Envision Income Fund with respect to their investment goals, strategies and risks as set forth in each Fund’s prospectus and statement of additional information. The information below, including the description of risks, is only a summary; for more detailed information, please see each Fund's prospectus and statement of additional information.

Comparison of Investment Goals and Principal Investment Strategies

	Atlas Independence Eagle Bond Fund	Evergreen Envision Income Fund
INVESTMENT GOAL	Seeks current income consistent with capital preservation.	Seeks current income with a secondary focus on capital appreciation.
PRINCIPAL INVESTMENT STRATEGIES

Invests primarily in a variety of Atlas bond funds holding high-quality domestic and foreign corporate and government bonds, high-yield bonds (sometimes called “junk bonds”), convertible securities, futures and other derivative products.

The following lists the underlying Atlas funds in which the fund may invest and the approximate investment ranges which the fund intends to use as a general guideline:

Atlas American Enterprise Fund  0-50%

Atlas Strategic Income Fund  0-50%

Atlas U.S. Government and Mortgage Securities Fund  0-50%

Atlas Money Market Fund  0-20%

Under normal conditions, invests in underlying Atlas Funds with at least 80% of their assets in a broad range of long, intermediate or short term bonds and will target an allocation of approximately 95% bonds, and 5% cash and money market securities, subject to the manager’s outlook for the economy, financial markets, and the market values of the underlying Atlas funds.

Investments in underlying Atlas Funds do not necessarily correspond entirely with investment in a particular type of security (e.g. Atlas stock funds may invest some of their assets in bonds, and all of the funds may invest in money market securities).  Therefore, a 95% allocation of assets to the stock funds, for example, may result in less than a 95% exposure to the stock market.

Except to the extent that it invests in Atlas S&P 500 Index Fund, does not invest in companies that manufacture tobacco products.

Invests substantially all of its assets in Class I shares of underlying Evergreen Funds in a variety of asset classes and styles.

Normally expects to allocate its assets among the underlying funds to achieve investment exposures within the following ranges:

Domestic Equity  5-25%

International Equity  0-10%

Investment Grade Fixed Income  40-70%

High Yield Fixed Income  10-30%

International Fixed Income  0-20%

Intends to invest in the underlying Evergreen Funds to achieve an aggregate asset allocation of approximately 20% equities and 80% debt securities.

Portfolio manager will select the underlying Evergreen Funds and determine the amount of the Fund’s investment in each fund, if any, based on its continuing assessment of market conditions and the investment prospects for each fund, with the goal of creating a portfolio positioned to achieve current income and, secondarily, capital appreciation.

Does not have a policy prohibiting investing in companies that manufacture tobacco products.

In addition, Evergreen Envision Income Fund may temporarily invest up to 100% of its assets in high quality money market instruments in response to adverse economic, political or market conditions. Atlas Independence Eagle Bond Fund may temporarily invest up to 100% of its assets in short-term debt securities or money market instruments. These strategies are inconsistent with the Funds' principal investment strategies and investment goals and, if employed, could result in lower return and potential loss of market opportunity.

A portion of the securities held by Atlas Independence Eagle Bond Fund will be disposed of in connection with the Merger and this could result in additional portfolio transaction costs to the Funds and capital gains to shareholders.

Comparison of Principal Investment Risks

An investment in either Fund is subject to certain risks. The principal risk factors for the Funds are similar due to the similarity of the Funds' investment goals and strategies.  There is no assurance that investment performance of either Fund will be positive or that the Funds will meet their investment goals. The following tables and discussion highlight the principal risks associated with an investment in each of the Funds.

Atlas Independence Eagle Bond Fund

Evergreen Envision Income Fund
Is generally NOT subject to Stock Market Risk.	Is subject to Stock Market Risk.

Your investment will be affected by general economic conditions such as prevailing economic growth, inflation and interest rates, as well as the economic conditions of the particular industries, companies or sectors in which the Fund invests. Adverse economic developments may cause equity securities to decline in value and/or decrease the dividends they pay.

Atlas Independence Eagle Bond Fund

Evergreen Envision Income Fund
Is generally NOT subject to Market Capitalization Risk.	Is subject to Market Capitalization Risk.

                Investing primarily in one of the three broad market capitalization categories -- large, medium or small -- carries the risk that such category may be currently out of favor with investors. Compared to larger companies, small and midsized companies may be more volatile, less liquid, and may involve special risks, including those associated with dependence on a small management group, little or no operating history, little or no track record of success, and limited product lines, markets and financial resources.

Atlas Independence Eagle Bond Fund

Evergreen Envision Income Fund
Is generally NOT subject to Investment Style Risk.	Is subject to Investment Style Risk.

Different types of securities -- such as growth style or value style securities -- tend to shift into and out of favor with investors depending on changes in market and economic conditions. As a result, a Fund’s performance may at times be worse than the performance of other mutual funds that invest more broadly or that have different investment styles.

Atlas Independence Eagle Bond Fund

Evergreen Envision Income Fund
Each Fund is subject to Interest Rate Risk.

                Interest rate risk refers to the possibility that the value of the Fund’s portfolio of debt and income-producing securities, as well as the income they pay, may decrease when interest rates rise. If an issuer calls or redeems a security during a time of declining interest rates, the Fund might have to reinvest the proceeds at a lower interest rate, resulting in a decline in the Fund's income.

Atlas Independence Eagle Bond Fund

Evergreen Envision Income Fund
Each Fund is subject to Foreign Investment Risk and Emerging Market Risk.

Foreign securities markets, especially those in emerging markets, can be less liquid and more volatile than the U.S. market, exposing investors to greater risk of loss. Securities issued abroad are usually denominated in foreign currencies, which may fluctuate against the U.S. dollar, causing the Fund’s share price to fluctuate.

Atlas Independence Eagle Bond Fund

Evergreen Envision Income Fund
Each Fund is subject to Credit Risk and Below Investment Grade Bond Risk.

Credit risk refers to the possibility that the issuer of a security or counterparty to a contract may not be able to pay interest and principal when due or otherwise honor its obligation. If an issuer defaults, or if the credit quality of an investment deteriorates or is perceived to deteriorate, the value of the investment could decline. These risks are heightened for bonds rated below investment grade, commonly referred to as "junk bonds," which are considered speculative.

Atlas Independence Eagle Bond Fund

Evergreen Envision Income Fund
Each Fund is subject to Leverage Risk.

                The Fund may experience leverage from borrowing money or investing in certain derivatives. Leverage may disproportionately increase a Fund's losses and reduce opportunities for gain when interest rates, stock prices or currency rates are changing.

Atlas Independence Eagle Bond Fund

Evergreen Envision Income Fund
Each Fund is subject to Foreign Currency Transactions Risk.

                The Fund may use hedging techniques in an attempt to protect its foreign-denominated investments from fluctuations in value caused by changes in exchange rates. The use of hedges cannot protect against exchange rate risk perfectly and may cause the Fund to be in a less advantageous position than if a hedge had not been established.

Atlas Independence Eagle Bond Fund

Evergreen Envision Income Fund
Each Fund is subject to Mortgage- and Asset-Backed Securities Risk.

                Mortgage-backed and many asset-backed securities are subject to the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying such securities. These prepayments would pass through to the Fund, which would have to reinvest them at a time of falling interest rates, reducing the Fund's income. Conversely, rising interest rates could cause repayments to slow, which could increase the duration and volatility of such securities. Asset-backed and mortgage-backed securities issued by private issuers are not guaranteed or backed by the credit of the U.S. government or any agency or instrumentality thereof.

Atlas Independence Eagle Bond Fund

Evergreen Envision Income Fund
Each Fund is subject to Concentration Risk.

A Fund that concentrates its investments in a single sector or industry will be more vulnerable to adverse financial, economic, political or other developments in that sector or industry. As a result, the Fund's shares may fluctuate more widely in value than those of a fund investing in a number of different sectors or industries.

Atlas Independence Eagle Bond Fund

Evergreen Envision Income Fund
Each Fund is subject to U.S. Government Securities Risk.

                Certain debt instruments in which the Fund may invest may be issued by the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae"), the Federal Home Loan Mortgage Corporation ("Freddie Mac") and the Federal Home Loan Banks ("FHLB"). Securities issued by Ginnie Mae, but not those issued by Fannie Mae, Freddie Mac or FHLB, are backed by the full faith and credit of the U.S. government. Securities not guaranteed or insured by the U.S. government are supported only by the credit of the issuer itself.

Atlas Independence Eagle Bond Fund

Evergreen Envision Income Fund
Each Fund is subject to Fund-of-Funds Risk.

                The Fund is subject to the risk that, if unsuccessful, the portfolio manager’s asset allocation decisions will lead to underperformance.  In addition, the Fund will be indirectly exposed to all of the risks associated with each investment made by an underlying fund. In addition to bearing its direct expenses, the Fund will also indirectly bear a proportionate share of the total operating expenses of the underlying funds.

Other Risks

Atlas Independence Eagle Bond Fund is classified as non-diversified. This means that the Fund may invest a greater percentage of its assets in a particular issuer, and the Fund's performance will depend upon a smaller category of securities, than a diversified fund.  Accordingly, the Fund may experience greater fluctuations in net asset value and may have greater risk of loss.

The Funds have other investment strategies, policies, practices and restrictions which, together with their related risks, are also set forth in each Fund's prospectus and statement of additional information.

Comparison of Performance

The following tables show how Atlas Independence Eagle Bond Fund and Evergreen Envision Income Fund have performed in the past. Past performance (both before and after taxes) is not an indication of future results.

                The following table lists Atlas Independence Eagle Bond Fund’s cumulative returns and Evergreen Envision Income Fund’s cumulative returns since inception (through 9/30/2006). The table is intended to provide you with some indication of the risks of investing in each Fund by comparing each Fund’s performance with that of an index. At the bottom of the table, you can compare Atlas Independence Eagle Bond Fund’s performance with that of Lehman Brothers Aggregate Bond Index (LBABI), and the S&P 500 Index (S&P 500), both broad based market indexes, and Evergreen Envision Income Fund's performance with that of the Evergreen Income Blended Index (EIBI). The S&P 500 is an unmanaged, market value-weighted index measuring the performance of 500 U.S. stocks chosen for market size, liquidity, and industry group representation, and the LBABI is an unmanaged fixed income index covering the U.S. investment grade fixed-rate bond market, including U.S. government and U.S. government agency securities, corporate securities, and asset-backed securities. The EIBI is composed of the following indexes:  LBABI (33.00%), Lehman Brothers Government/Credit 0-2.5 Year Index (27.00%), Russell 1000® Value Index (14.50%),

Merrill Lynch High Yield Master Index (13.50%), JPMorgan Global Government Bond Index excluding U.S. (7.00%), and Morgan Stanley Capital International Europe, Australasia and Far East Free Index (5.00%).   Performance information for an index does not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or taxes. It is not possible to invest directly in an index.

Total Returns

AtlasIndependence Eagle Bond Fund(for the period ended 9/30/2006)*
Performance Since Inception 12/1/2005
Return Before Taxes	4.26%
Return After Taxes on Distributions**	N/A
Return After Taxes on Distributions and Sale of Fund Shares**	N/A
LBABI
S&P 500

Evergreen Envision Income Fund– Class A Shares (for the period ended 9/30/2006)***
Performance Since Inception 1/3/ 2006
Return Before Taxes (Including Sales Charge)	-0.95%
Return Before Taxes (Excluding Sales Charge)	4.00%
Return After Taxes on Distributions**	N/A
Return After Taxes on Distributions and Sale of Fund Shares**	N/A
EIBI	5.28%

* Atlas Independence Eagle Bond Fund commenced operations on December 1, 2005.

** The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.   After-tax returns on distributions and the sale of Fund shares assumes a complete sale of Fund shares at the end of the measurement period, resulting in capital gains taxes or tax benefits when capital losses occur.  Actual after-tax returns will depend on your individual tax situation and may differ from those shown.  The after-tax returns shown are not relevant to you if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

*** Evergreen Envision Income Fund commenced operations on January 3, 2006.

Comparison of Sales Charges and Expenses

The sales charges and expenses for the Class A shares of Evergreen Envision Income Fund and shares of Atlas Independence Eagle Bond Fund are different. For a complete description of the sales charges and expenses for each Fund, see the tables below under the caption “Shareholder Fees” and the section“Merger Information - Distribution of Shares.”

                The following tables allow you to compare the sales charges of the Funds.  The table entitled "Evergreen Envision Income Fund Pro Forma" also show you what the sales charge will be, assuming the Merger takes place. You will not pay any front-end or contingent deferred sales charge on shares you receive in connection with the Merger.

                In addition, all subsequent purchases of Class A shares by former shareholders of Atlas Independence Eagle Bond Fund will be made at net asset value without the imposition of any front-end or contingent deferred sales charge ("NAV Privilege").  Former Atlas Fund shareholders will retain the NAV Privilege so long as the owner of the account remains the same as at the time of the Merger, and no additional names are added.  If an Atlas Fund shareholder transfers their account to a financial intermediary, so long as the name on the account remains the same, the NAV Privilege will remain in effect.

Shareholder Fees (fees paid directly from your investment)

Atlas Independence Eagle Bond Fund		Evergreen Envision Income Fund
Shareholder Transaction Expenses		Shareholder Transaction Expenses	Class A
Maximum sales charge imposed on purchases (as a % of offering price)	None	Maximum sales charge imposed on purchases (as a % of offering price)	4.75%*
Maximum contingent deferred sales charge (as a % of either the redemption amount or initial investment, whichever is lower)	None	Maximum contingent deferred sales charge (as a % of either the redemption amount or initial investment, whichever is lower)	None*

Evergreen Envision Income Fund Pro Forma
Shareholder Transaction Expenses	Class A
Maximum sales charge imposed on purchases (as a % of offering price)	4.75%*
Maximum contingent deferred sales charge (as a % of either the redemption amount or initial investment, whichever is lower)	None*

*Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a contingent deferred sales charge of 1.00% upon redemption within one year. All subsequent purchases of Class A shares by former shareholders of Atlas Independence Eagle Bond Fund will be made at net asset value without the imposition of any front-end or contingent deferred sales charge.

The following tables allow you to compare the expenses of the Funds.  The amounts for Atlas Independence Eagle Bond Fund set forth in the following table and in the examples are based on actual expenses for the period from December 1, 2005 (commencement of operations) to December 31, 2005.  The amounts for the Class A shares of Evergreen Envision Income Fund set forth in the following table and in the examples are based on the actual expenses for the period from January 3, 2006 (commencement of operations) to June 30, 2006 (on an annualized basis).  The table entitled “Evergreen Envision Income Fund Pro Forma” shows you what the expenses would have been for the  period from January 3, 2006 (commencement of operations) to June 30, 2006 (on an annualized basis), assuming the Merger had taken place.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Atlas Independence Eagle Bond Fund (based on expenses for the fiscal year ended December 31, 2005)
Management Fees	Distribution and/or Service (Rule 12b-1) Fees	Other Expenses	Expense Reductions[1]	Acquired Fund Fees and Expenses (Underlying Funds) [2]	Total Annual Fund Operating Expenses (After Waiver) [1,2]
0.25%	0.00%	1.55%	(0.92%)	0.74%	1.62%

Evergreen Envision Income Fund – Class A (based on actual expenses for the period from January 3, 2006 (commencement of operations) to June 30, 2006 (on an annualized basis)
Management Fees	Distribution and/or Service (Rule 12b-1) Fees	Other Expenses	Expense Reductions[3]	Acquired Fund Fees and Expenses (Underlying Funds) [4]	Total Annual Fund Operating Expenses[3,4,5] (After Waiver)
0.00%	0.30%	64.59%	(64.23%)	0.59%	1.25%[4]

Evergreen Envision Income Fund Pro Forma – Class A (based on what the estimated combined expenses of Evergreen Envision Income Fund would have been for the period from January 3, 2006 (commencement of operations) to June 30, 2006 (on an annualized basis) assuming the Merger had occurred)[5]

Management Fees	Distribution and/or Service (Rule 12b-1) Fees	Other Expenses	Expense Reductions	Acquired Fund Fees and Expenses (Underlying Funds)[4]	Total Annual Fund Operating Expenses (After Waiver)[3,4,5,6]
0.00%	0.30%	2.70%	(2.34%)[3]	0.59%	1.25%

(1) Restated to reflect current fees and a fee waiver agreement in effect through December 31, 2007.

(2) Atlas Independence Eagle Bond Fund pays a portion of the expenses of the underlying funds in the Atlas fund complex which make up its portfolio. The amount of these expenses changes depending on the make up of the portfolio at any particular time.

(3) Evergreen Envision Income Fund's investment advisor has agreed to contractually reimburse direct expenses on the Fund's Class A shares to 0.66% through February 29, 2008.

(4) Because Evergreen Envision Income Fund invests primarily in other mutual funds, the Fund will incur fees and expenses indirectly as a shareholder of the underlying funds. Actual indirect expenses for the fiscal year ending December 31, 2006 will vary depending on the particular underlying funds in which the Fund invests. For more information regarding the expenses of the underlying funds, see "Underlying Fund Information" in the Fund's prospectus.

(5) Evergreen Envision Income Fund's investment advisor and/or principal underwriter may voluntarily waive its fees and/or reimburse the Fund for certain of its expenses in order to reduce expense ratios. The Fund's investment advisor may cease these voluntary waivers and/or reimbursements at any time. The Total Annual Fund Operating Expenses (After Waiver) table listed above do not reflect voluntary fee waivers and/or expense reimbursements. Including current voluntary expense waivers relating to Class A shares, direct Total Annual Fund Operating Expenses (After Waiver) are estimated to be 0.61% for Class A.

(6) Evergreen Envision Income Fund will be the accounting survivor following the Merger.

The tables below show examples of the total fees and expenses you would pay on a $10,000 investment over one- and three-year periods.  The examples are intended to help you compare the cost of investing in Atlas Independence Eagle Bond Fund versus Evergreen Envision Income Fund, both before and after the Merger, and are for illustration purposes only.  The examples assume a 5% average annual return, reinvestment of all dividends and distributions, that the applicable Fund’s operating expenses are the same as described in the applicable table above and, for Evergreen Envision Income Fund Pro Forma, the examples are shown both with and without the imposition of its Class A sales charge, assuming the Merger had taken place. Your actual costs may be higher or lower.

Examples of Fund Expenses

	Atlas Independence Eagle Bond Fund	Evergreen Envision Income Fund (Class A)

		Expenses With Class A Sales Charge
After 1 year	$165	$596
After 3 years	$703	$5,405
After 5 years	$1,286	$7,988
After 10 years	$2,806	$8,461

Evergreen Envision Income Fund (Class A)

Pro Forma

	Expenses With Class A Sales Charge

Expenses Without

		Class A Sales Charge*
After 1 year	$596	$127
After 3 years	$1,093	$649
After 5 years	$1,850	$1,443
After 10 years	$3,838	$3,531

*All subsequent purchases of Class A shares by former shareholders of Atlas Independence Eagle Bond Fund will be made at net asset value without the imposition of any front-end or contingent deferred sales charge.

                The procedures for buying, selling and exchanging shares of the Funds are similar.  For more information, see the sections entitled “Merger Information - Purchase and Redemption Procedures” and “Merger Information - Exchange Privileges.”

8.   ATLAS AMERICAN ENTERPRISE BOND FUND INTO EVERGREEN CORE BOND FUND

                The following table highlights a comparison between Atlas American Enterprise Bond Fund and Evergreen Core Bond Fund with respect to their investment goals, strategies and risks as set forth in each Fund’s prospectus and statement of additional information. The information below, including the description of risks, is only a summary; for more detailed information, please see each Fund's prospectus and statement of additional information.

Comparison of Investment Goals and Principal Investment Strategies

	Atlas American Enterprise Bond Fund	Evergreen Core Bond Fund
INVESTMENT GOAL	Seeks to provide current income. Capital preservation is an additional goal.	Seeks to maximize total return through a combination of current income and capital growth.
PRINCIPAL INVESTMENT STRATEGIES

Normally invests at least 80% of its assets in a broad range of long, intermediate or short term bonds issued by U.S. corporations, federal, state, and local governments and their agencies which, in the opinion of the fund manager, offer the best opportunity to produce current income.

May invest up to 15% of its assets in securities rated below investment grade at the time of purchase (i.e. “junk bonds”).

Does not invest in companies that manufacture tobacco products.

Normally invests at least 80% of its assets in U.S. dollar-denominated investment grade debt securities, including debt securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. government, corporate bonds, mortgage-backed securities (including collateralized mortgage obligations (“CMOs”)), asset-backed securities, and other income producing securities.

May invest a substantial portion of its assets (including a majority of its assets) in CMOs or other mortgage- or asset-backed securities.

The remaining 20% of its assets may be represented by cash or invested in cash equivalents or shares of registered investment companies.

Intends to limit its dollar-weighted average duration to a two-year minimum and six-year maximum while dollar-weighted average maturity is expected to be longer than dollar-weighted average duration.

Maintains a bias toward corporate and mortgage-backed securities.

May use derivative instruments in order to manage its exposure to interest rate risk, including dollar roll transactions.

Does not have a policy prohibiting investing in companies that manufacture tobacco products.

In addition, Evergreen Core Bond Fund may temporarily invest up to 100% of its assets in high quality money market instruments in response to adverse economic, political or market conditions. Atlas American Enterprise Bond Fund may temporarily invest up to 100% of its assets in short-term debt securities or money market instruments. These strategies are inconsistent with the Funds' principal investment strategies and investment goals and, if employed, could result in lower return and potential loss of market opportunity.

A portion of the securities held by Atlas American Enterprise Bond Fund may be disposed of in connection with the Merger and this could result in additional portfolio transaction costs to the Funds and capital gains to shareholders.

Comparison of Principal Investment Risks

An investment in either Fund is subject to certain risks. The principal risk factors for the Funds are similar due to the similarity of the Funds' investment goals and strategies.  There is no assurance that investment performance of either Fund will be positive or that the Funds will meet their investment goals. The following tables and discussion highlight the principal risks associated with an investment in each of the Funds.

Atlas American Enterprise Bond Fund

Evergreen Core Bond Fund
Both Funds are subject to Interest Rate Risk.

                Interest rate risk refers to the possibility that the value of the Fund’s portfolio of debt and income-producing securities, as well as the income they pay, may decrease when interest rates rise. If an issuer calls or redeems a security during a time of declining interest rates, the Fund might have to reinvest the proceeds at a lower interest rate, resulting in a decline in the Fund's income.

Atlas American Enterprise Bond Fund

Evergreen Core Bond Fund
Both Funds are subject to Credit Risk.

Credit risk refers to the possibility that the issuer of a security or counterparty to a contract may not be able to pay interest and principal when due or otherwise honor its obligation. If an issuer defaults, or if the credit quality of an investment deteriorates or is perceived to deteriorate, the value of the investment could decline. These risks are heightened for bonds rated below investment grade.

Atlas American Enterprise Bond Fund

Evergreen Core Bond Fund
Both Funds are subject to Mortgage- and Asset-Backed Securities Risk.

Although not currently a principal investment practice for Atlas American Enterprise Bond Fund, both Funds may invest in mortgage- and asset-backed securities.  Mortgage-backed and many asset-backed securities are subject to the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying such securities. These prepayments would pass through to the Fund, which would have to reinvest them at a time of falling interest rates, reducing the Fund's income. Conversely, rising interest rates could cause repayments to slow, which could increase the duration and volatility of such securities. Asset-backed and mortgage-backed securities issued by private issuers are not guaranteed or backed by the credit of the U.S. government or any agency or instrumentality thereof.

Atlas American Enterprise Bond Fund

Evergreen Core Bond Fund
Both Funds are subject to U.S. Government Securities Risk.

Certain debt instruments in which the Fund may invest may be issued by the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae"), the Federal Home Loan Mortgage Corporation ("Freddie Mac") and the Federal Home Loan Banks ("FHLB"). Securities issued by Ginnie Mae, but not those issued by Fannie Mae, Freddie Mac or FHLB, are backed by the full faith and credit of the U.S. government. Securities not guaranteed or insured by the U.S. government are supported only by the credit of the issuer itself.

Atlas American Enterprise Bond Fund

Evergreen Core Bond Fund
Both Funds are subject to Derivatives Risk.

Although not currently a principal investment practice for Atlas American Enterprise Bond Fund, both Funds may use derivatives, which are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index. Derivatives are subject to a number of risks, including market risk, credit risk, improper valuation risk, and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates or indexes they are designed to hedge or to track. Derivative transactions typically involve leverage, may be highly volatile, and may increase the amount of taxes payable by shareholders. Suitable derivative transactions may not always be available and there can be no assurance that the Fund will engage in these transactions at a beneficial time.

Atlas American Enterprise Bond Fund

Evergreen Core Bond Fund

Is subject to Below Investment Grade Bond Risk. Atlas American Enterprise Bond Fund may invest up to 15% of its assets in securities rated below investment grade at the time of purchase.	Is generally NOT subject to Below Investment Grade Bond Risk. Evergreen Core Bond Fund may, however, retain any security whose rating has been downgraded after purchase.

Below investment grade bonds are commonly referred to as “junk” bonds and are considered speculative. Their issuers may be vulnerable to financial setbacks and their securities may be highly volatile and relatively illiquid.

Other Risks

Although not a principal investment practice, Atlas American Enterprise Bond Fund and Evergreen Core Bond Fund may invest in foreign securities. Foreign securities markets can be less liquid and more volatile than the U.S. market, exposing investors to greater risk of loss. Securities issued abroad are usually denominated in foreign currencies, which may fluctuate against the U.S. dollar, causing the Fund’s share price to fluctuate.

Although not currently a principal investment practice, Evergreen Core Bond Fund may engage in certain transactions that create leverage, including certain types of uncovered mortgage dollar rolls and specific forms of securities lending with up to 30% of the Fund’s assets. Leveraging can create special risks. Leveraging can exaggerate changes in the Fund’s NAV and performance as well as magnify the risks associated with the underlying securities in which the Fund invests.

Atlas American Enterprise Bond Fund and Evergreen Core Bond Fund generally do not take portfolio turnover into account when making investment decisions. As a result, the Funds can experience a high rate of portfolio turnover (greater than 100%) in any given fiscal year.  When this happens, a Fund can incur greater brokerage and other transaction costs which are borne by the Fund and its shareholders.  This can also result in a Fund realizing greater net short-term capital gains, distributions from which may be taxable to shareholders as ordinary income.

                The Funds have other investment strategies, policies, practices and restrictions which, together with their related risks, are also set forth in each Fund's prospectus and statement of additional information.

Comparison of Performance

The following tables show how each Fund has performed in the past. Past performance (both before and after taxes) is not an indication of future results.

Year-by-Year Total Return (%)

                The tables below show the percentage gain or loss for Atlas American Enterprise Bond Fund and the Class A shares of Evergreen Core Bond Fund for each of the last ten complete calendar years, or in the case of Atlas American Enterprise Fund, since inception.  The tables should give you a general idea of the risks of investing in each Fund by showing how each Fund’s return has varied from year-to-year.  The tables include the effect of Fund expenses and the reinvestment of all dividends and distributions but not Evergreen Core Bond Fund’s sales charges. If these charges had been included, the returns for Evergreen Core Bond Fund would have been lower.

Atlas American Enterprise Bond Fund
‘04	'05
3.2%	1.2%

Best Quarter:	3rd Quarter 2004	2.31%
Worst Quarter:	2nd Quarter 2004	-1.81%
Year-to-date as of 9/30/06 is 3.56%.

Evergreen Core Bond Fund (Class A)#

‘96	‘97	‘98	‘99	‘00	‘01	‘02	‘03	‘04	'05
4.09%	9.78%	8.23%	-0.14%	11.28%	8.49%	9.79%	3.92%	4.00%	2.06%

Best Quarter:	3rd Quarter 2001	4.53%
Worst Quarter:	2nd Quarter 2004	-2.36%
Year-to-date as of 9/30/06 is 2.93%.

# Historical performance shown for Class A prior to its inception is based on the performance of Class I, the original class offered. The historical returns for Class A haves not been adjusted to reflect the effect of its 12b-1 fee. These fees are 0.30% for Class A. If this fee had been reflected, returns for Class A would have been lower. Historical performance shown for Class I shares prior to 6/7/1999 is based on the performance of the Class I shares of the Fund's predecessor fund, Tattersall Bond Fund.

                The following tables list each Fund’s average annual total return over the past one, five and ten years and/or since inception (through 12/31/2005), both including and excluding any applicable sales charges. Atlas American Enterprise Bond Fund’sreturns do not include the effect of a sales charge. If a sales charge had been reflected, returns would have been lower. These tables are intended to provide you with some indication of the risks of investing in each Fund by comparing each Fund’s performance with that of an index. At the bottom of the tables, you can compare both Atlas American Enterprise Bond Fund’s and Evergreen Core Bond Fund’s performance with the Lehman Brothers Aggregate Bond Index. Also listed is Atlas American Enterprise Bond Fund’s previous index, the Lehman Intermediate Government/Credit Index. The Lehman Brothers Aggregate Bond Index is an unmanaged fixed income index covering the U.S. investment grade fixed-rate bond market, including U.S. government and U.S. government agency securities, corporate securities, and asset-backed securities. The Lehman Intermediate Government/Credit Indexis an unmanaged broad based index comprised of fixed rate bonds with maturities of 1-10 year, including those issued by the U.S. government, U.S. government agencies and U.S. corporations. Performance information for an index does not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or taxes. It is not possible to invest directly in an index.

Average Annual Total Returns (for the periods ended 12/31/2005)

Atlas American Enterprise Bond Fund
	1 Year	5 Years	10 Years	Performance Since Inception 5/1/2003
Return Before Taxes	1.23%	N/A	N/A	2.37%
Return After Taxes on Distributions*	-0.23%	N/A	N/A	1.05%
Return After Taxes on Distributions and Sale of Fund Shares*	0.80%	N/A	N/A	1.26%
Lehman Brothers Aggregate Bond Index+	2.43%	N/A	N/A	2.72%
Lehman Intermediate Government/Credit Index	1.58%	N/A	N/A	2.47%

+ The Lehman Brothers Aggregate Bond Index became the Fund’s index as of April 1, 2006. Prior to that date, the Fund’s benchmark was the Lehman Intermediate Government/Credit Index.

Evergreen Core Bond Fund–Class A Shares#
	1 Year	5 Years	10 Years	Performance Since Inception 12/13/1990
Return Before Taxes (Including Sales Charge)	-2.75%	4.58%	5.57%	6.58%
Return Before Taxes (Excluding Sales Charge)	2.06%	5.61%	6.09%	6.92%
Return After Taxes on Distributions*	-4.18%	2.67%	3.24%	N/A
Return After Taxes on Distributions and Sale of Fund Shares*	-1.74%	2.79%	3.30%	N/A
Lehman Brothers Aggregate Bond Index	2.43%	5.87%	6.16%	7.23%

# Historical performance shown for Class A prior to its inception is based on the performance of Class I, the original class offered. The historical returns for Class A have not been adjusted to reflect the effect of its 12b-1 fee. These fees are 0.30% for Class A. If this fee had been reflected, returns for Class A would have been lower. Historical performance shown for Class I shares prior to 6/7/1999 is based on the performance of the Class I shares of the Fund's predecessor fund, Tattersall Bond Fund.

* The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.   After-tax returns on distributions and the sale of Fund shares assumes a complete sale of Fund shares at the end of the measurement period, resulting in capital gains taxes or tax benefits when capital losses occur.  Actual after-tax returns will depend on your individual tax situation and may differ from those shown.  The after-tax returns shown are not relevant to you if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

For a detailed discussion of the manner of calculating total return, please see each Fund’s statement of additional information.  Generally, the calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date.

Comparison of Sales Charges and Expenses

The sales charges and expenses for the Class A shares of Evergreen Core Bond Fund and shares of Atlas American Enterprise Bond Fund are different. For a complete description of the sales charges and expenses for each Fund, see the tables below under the caption “Shareholder Fees” and the section“Merger Information - Distribution of Shares.”

The following tables allow you to compare the sales charges of the Funds.  The table entitled "Evergreen Core Bond Pro Forma" also shows you what the sales charge will be, assuming the Merger takes place. You will not pay any front-end or contingent deferred sales charge on shares you receive in connection with the Merger.

In addition, all subsequent purchases of Class A shares by former shareholders of Atlas American Enterprise Bond Fund will be made at net asset value without the imposition of any front-end or contingent deferred sales charge ("NAV Privilege").  Former Atlas Fund shareholders will retain the NAV Privilege so long as the owner of the account remains the same as at the time of the Merger, and no additional names are added.  If an Atlas Fund shareholder transfers their account to a financial intermediary, so long as the name on the account remains the same, the NAV Privilege will remain in effect.

Shareholder Fees (fees paid directly from your investment)

Atlas American Enterprise Bond Fund		Evergreen Core Bond Fund
Shareholder Transaction Expenses		Shareholder Transaction Expenses	Class A
Maximum sales charge imposed on purchases (as a % of offering price)	None	Maximum sales charge imposed on purchases (as a % of offering price)	4.75%*
Maximum contingent deferred sales charge (as a % of either the redemption amount or initial investment, whichever is lower)	None	Maximum contingent deferred sales charge (as a % of either the redemption amount or initial investment, whichever is lower)	None*

Evergreen Core Bond Fund Pro Forma
Shareholder Transaction Expenses	Class A
Maximum sales charge imposed on purchases (as a % of offering price)	4.75%*
Maximum contingent deferred sales charge (as a % of either the redemption amount or initial investment, whichever is lower)	None*

*Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a contingent deferred sales charge of 1.00% upon redemption within one year.  All subsequent purchases of Class A shares by former shareholders of Atlas American Enterprise Bond Fund will be made at net asset value without the imposition of any front-end or contingent deferred sales charge.

The following tables allow you to compare the expenses of the Funds.  The amounts for Atlas American Enterprise Bond Fund set forth in the following table and in the examples are based on actual expenses for the fiscal year ended December 31, 2005.  The amounts for the Class A shares of Evergreen Core Bond Fund set forth in the following table and in the examples are based on the actual expenses for the fiscal year ended April 30, 2006.  The table entitled “Evergreen Core Bond Fund Pro Forma” shows you what the expenses are estimated to have been for the twelve-month period ended April 30, 2006, assuming the Merger had taken place.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Atlas American Enterprise Bond Fund (based on expenses for the fiscal year ended December 31, 2005)
Management Fees	Distribution and/or Service (Rule 12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses(1)
0.55%	0.25%	0.25%	1.05%

Evergreen Core Bond Fund – Class A (based on expenses for the fiscal year ended April 30, 2006)
Management Fees	Distribution and/or Service (Rule 12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses(2)
0.32%	0.30%	0.23%	0.85%

Evergreen Core Bond Fund Pro Forma – Class A (based on what the estimated combined expenses of Evergreen Core Bond Fund would have been for the 12 months ended April 30, 2006 assuming the Merger had occurred)(3)

Management Fees	Distribution and/or Service (Rule 12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses(4)
0.32%	0.30%	0.22%	0.84%

(1) Atlas Advisers has voluntarily agreed to waive fees and reimburse fund expenses to keep Atlas American Enterprise Bond Fund’s net operating expenses at or below 0.99%. This arrangement may be discontinued by Atlas Advisers at any time.

(2) Evergreen Core Bond Fund’s investment advisor may voluntarily waive its fees and/or reimburse the Fund for certain of its expenses in order to reduce expense ratios. Evergreen Core Bond Fund’s investment advisor may cease these voluntary waivers and/or reimbursements at any time. The Total Annual Fund Operating Expenses listed above do not reflect voluntary fee waivers and/or expense reimbursements. Including voluntary fee waivers and/or expense reimbursements, Total Annual Fund Operating Expenses were 0.74% for Class A.

(3) Evergreen Core Bond Fund will be the accounting survivor following the Merger.

(4) Evergreen Core Bond Fund’s investment advisor may voluntarily waive its fees and/or reimburse the Fund for certain of its expenses in order to reduce expense ratios. Evergreen Core Bond Fund’s investment advisor may cease these voluntary waivers and/or reimbursements at any time. The Total Annual Fund Operating Expenses listed above do not reflect voluntary fee waivers and/or expense reimbursements. Including voluntary fee waivers and/or expense reimbursements, Total Annual Fund Operating Expenses would have been 0.69% for Class A.

The tables below show examples of the total fees and expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods.  The examples are intended to help you compare the cost of investing in Atlas American Enterprise Bond Fund versus Evergreen Core Bond Fund, both before and after the Merger, and are for illustration purposes only.  The examples assume a 5% average annual return, reinvestment of all dividends and distributions, that the applicable Fund's operating expenses are the same as described in the applicable table above, and, for Evergreen Core Bond Fund Pro Forma, the examples are shown both with and without the imposition of its Class A sales charge, assuming the Merger takes place. Your actual costs may be higher or lower.

Examples of Fund Expenses

	Atlas American Enterprise Bond Fund	Evergreen Core Bond Fund (Class A)

		Expenses With Class A Sales Charge
After 1 year	$107	$558
After 3 years	$334	$733
After 5 years	$579	$924
After 10 years	$1,283	$1,474

Evergreen Core Bond Fund (Class A)

Pro Forma

	Expenses With Class A Sales Charge

Expenses Without

		Class A Sales Charge*
After 1 year	$557	$86
After 3 years	$730	$268
After 5 years	$919	$466
After 10 years	$1,463	$1,037

*All subsequent purchases of Class A shares by former shareholders of Atlas American Enterprise Bond Fund will be made at net asset value without the imposition of any front-end or contingent deferred sales charge.

The procedures for buying, selling and exchanging shares of the Funds are similar.  For more information, see the sections entitled “Merger Information - Purchase and Redemption Procedures” and “Merger Information - Exchange Privileges.”

9.   ATLAS U.S. GOVERNMENT AND MORTGAGE SECURITIES FUND INTO EVERGREEN U.S. GOVERNMENT FUND

                The following table highlights a comparison between Atlas U.S. Government and Mortgage Securities Fund and Evergreen U.S. Government Fund with respect to their investment goals, strategies and risks as set forth in each Fund’s prospectus and statement of additional information. The information below, including the description of risks, is only a summary; for more detailed information, please see each Fund's prospectus and statement of additional information.

Comparison of Investment Goals and Principal Investment Strategies

	Atlas U.S. Government and Mortgage Securities Fund	Evergreen U.S. Government Fund
INVESTMENT GOAL	Seeks high current income. Capital preservation is an additional goal.	Seeks to achieve a high level of current income consistent with stability of principal.
PRINCIPAL INVESTMENT STRATEGIES

Primarily invests in mortgage-backed securities with the highest quality rating (AAA or their equivalent), at the time of purchase, issued by: Federal Home Loan Mortgage Corporation (FHLMC), Federal National Mortgage Association (FNMA), or Government National Mortgage Association (GNMA).

May also invest in U.S. Government securities such as Treasury bills and bonds.

Under normal circumstances, invests at least 80% of its assets in mortgage-backed securities and in U.S. Government securities. From time to time, the fund’s assets may consist solely of mortgage-backed securities.

May purchase bond of any maturity, based on the outlook for interest rates. Generally, the portfolio’s dollar-weighted average maturity will exceed 10 years.

In attempting to maintain consistently high yield, fund managers select securities they believe are less likely than others to be paid off ahead of schedule.

Does not invest in companies that manufacture tobacco products.

Normally invests at least 80% of its assets in debt instruments issued or guaranteed by the U.S. government, its agencies, or instrumentalities, including mortgage-backed securities, asset-backed securities, and collateralized mortgage obligations (CMOs) issued by U.S. government agencies or instrumentalities, such as, for example, FNMA, FHLMC, and GNMA.

May invest up to 20% of its assets in privately issued CMOs, mortgage-backed securities, asset-backed securities, commercial paper, and corporate bonds and notes, that are rated investment grade at the time of purchase.

The Fund’s portfolio managers evaluate the strength of each particular issue, taking into account the structure of the issue and its credit support.

May engage in transactions that create leverage, including certain types of mortgage dollar rolls, with up to 30% of the fund’s assets.

May invest a substantial portion of its assets (including a majority of its assets) in CMOs or other mortgage- and asset-backed securities.

Has no limitation on the duration of its portfolio of investments.  Periodically adjusts the duration based upon interest rate outlook. Corporate bond positions are monitored to take advantage of changing yield relationships and to maintain the quality of investments.

May use derivatives instruments, such as futures and options, including index futures, Treasury futures, Eurodollar futures and interest rate swap agreements, in order to manage its exposure to interest rate risk.  Typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk.

Does not have a policy prohibiting investing in companies that manufacture tobacco products.

In addition, Evergreen U.S. Government Fund may temporarily invest up to 100% of its assets in high quality money market instruments in response to adverse economic, political or market conditions. Atlas U.S. Government and Mortgage Securities Fund may temporarily invest up to 100% of its assets in short-term debt securities or money market instruments. These strategies are inconsistent with the Funds' principal investment strategies and investment goals and, if employed, could result in lower return and potential loss of market opportunity.

A portion of the securities held by Atlas U.S. Government and Mortgage Securities Fund may be disposed of in connection with the Merger and this could result in additional portfolio transaction costs to the Funds and capital gains to shareholders.

Comparison of Principal Investment Risks

An investment in either Fund is subject to certain risks. The principal risk factors for the Funds are similar due to the similarity of the Funds' investment goals and strategies.  There is no assurance that investment performance of either Fund will be positive or that the Funds will meet their investment goals. The following tables and discussion highlight the principal risks associated with an investment in each of the Funds.

Atlas U.S. Government and Mortgage Securities Fund

Evergreen U.S. Government Fund
Both Funds are subject to Interest Rate Risk.

Interest rate risk refers to the possibility that the value of the Fund’s portfolio of debt and income-producing securities, as well as the income they pay, may decrease when interest rates rise. If an issuer calls or redeems a security during a time of declining interest rates, the Fund might have to reinvest the proceeds at a lower interest rate, resulting in a decline in the Fund's income.

Atlas U.S. Government and Mortgage Securities Fund

Evergreen U.S. Government Fund
Both Funds are subject to Credit Risk.

Credit risk refers to the possibility that the issuer of a security or counterparty to a contract may not be able to pay interest and principal when due or otherwise honor its obligation. If an issuer defaults, or if the credit quality of an investment deteriorates or is perceived to deteriorate, the value of the investment could decline. These risks are heightened for bonds rated below investment grade.

Atlas U.S. Government and Mortgage Securities Fund

Evergreen U.S. Government Fund
Both Funds are subject to U.S. Government Securities Risk.

                Certain debt instruments in which the Fund may invest may be issued by the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae"), the Federal Home Loan Mortgage Corporation ("Freddie Mac") and the Federal Home Loan Banks ("FHLB"). Securities issued by Ginnie Mae, but not those issued by Fannie Mae, Freddie Mac or FHLB, are backed by the full faith and credit of the U.S. government. Securities not guaranteed or insured by the U.S. government are supported only by the credit of the issuer itself.

Atlas U.S. Government and Mortgage Securities Fund

Evergreen U.S. Government Fund
Both Funds are subject to Mortgage- and Asset-Backed Securities Risk.

Mortgage-backed and many asset-backed securities are subject to the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying such securities. These prepayments would pass through to the Fund, which would have to reinvest them at a time of falling interest rates, reducing the Fund's income. Conversely, rising interest rates could cause repayments to slow, which could increase the duration and volatility of such securities. Asset-backed and mortgage-backed securities issued by private issuers are not guaranteed or backed by the credit of the U.S. government or any agency or instrumentality thereof.

Atlas U.S. Government and Mortgage Securities Fund

Evergreen U.S. Government Fund
Both Funds are subject to Leverage Risk.

The Fund may experience leverage from borrowing money or investing in certain derivatives. Leverage may disproportionately increase a Fund's losses and reduce opportunities for gain when interest rates, stock prices or currency rates are changing.

Atlas U.S. Government and Mortgage Securities Fund

Evergreen U.S. Government Fund
Both Funds are subject to Derivatives Risk.

Although not currently a principal investment practice for Atlas U.S. Government and Mortgage Securities Fund, both Funds may use derivatives, which are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index. Derivatives are subject to a number of risks, including market risk, credit risk, improper valuation risk, and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates or indexes they are designed to hedge or to track. Derivative transactions typically involve leverage, may be highly volatile, and may increase the amount of taxes payable by shareholders. Suitable derivative transactions may not always be available and there can be no assurance that the Fund will engage in these transactions at a beneficial time.

Other Risks

Atlas U.S. Government and Mortgage Securities Fund and Evergreen U.S. Government Fund generally do not take portfolio turnover into account when making investment decisions. As a result, the Funds can experience a high rate of portfolio turnover (greater than 100%) in any given fiscal year.  When this happens, a Fund can incur greater brokerage and other transaction costs which are borne by the Fund and its shareholders.  This can also result in a Fund realizing greater net short-term capital gains, distributions from which may be taxable to shareholders as ordinary income.

                The Funds have other investment strategies, policies, practices and restrictions which, together with their related risks, are also set forth in each Fund's prospectus and statement of additional information.

Comparison of Performance

The following tables show how each Fund has performed in the past. Past performance (both before and after taxes) is not an indication of future results.

Year-by-Year Total Return (%)

                The tables below show the percentage gain or loss for Atlas U.S. Government and Mortgage Securities Fund and the Class A shares of Evergreen U.S. Government Fund for each of the last ten complete calendar years.  The tables should give you a general idea of the risks of investing in each Fund by showing how each Fund’s return has varied from year-to-year.  The tables include the effect of Fund expenses and the reinvestment of all dividends and distributions but not Evergreen U.S. Government Fund’s sales charges. If these charges had been included, the returns for Evergreen U.S. Government Fund would have been lower.

Atlas U.S. Government and Mortgage Securities Fund
‘96	‘97	‘98	‘99	‘00	‘01	‘02	‘03	‘04	'05
4.5%	8.3%	6.1%	0.4%	10.2%	7.4%	8.7%	1.1%	1.7%	2.0%

Best Quarter:	3rd quarter 2001	4.34%
Worst Quarter:	2nd quarter 1999	-0.82%
Year-to-date as of 9/30/06 is 3.35%.

Evergreen U.S. Government Fund (Class A)
‘96	‘97	‘98	‘99	‘00	‘01	‘02	‘03	‘04	'05
3.03%	8.56%	8.20%	-2.39%	11.75%	7.17%	8.16%	2.31%	3.05%	1.93%

Best Quarter:	3rd quarter 2001	4.51%
Worst Quarter:	2nd quarter 2004	-2.32%
Year-to-date as of 9/30/06 is 2.89%.

                The following tables list each Fund’s average annual total return over the past one, five and ten years and/or since inception (through 12/31/2005), both including and excluding any applicable sales charges. Atlas U.S. Government and Mortgage Securities Fund's returns do not include the effect of a sales charge. If a sales charge had been reflected, returns would have been lower. These tables are intended to provide you with some indication of the risks of investing in each Fund by comparing each Fund’s performance with that of an index.  At the bottom of each table, you can compare the performance of Atlas U.S. Government and Mortgage Securities Fund and Evergreen U.S. Government Fund with its benchmark, the Lehman Brothers U.S. Mortgage-Backed Securities Index and Lehman Brothers Intermediate Term Government Bond Index, respectively, both broad-based market indexes.  The Lehman Brothers U.S. Mortgage-Backed Securities Indexis an unmanaged index composed of all fixed-rate securitized mortgage pools by GNMA, FNMA, and the FHLMC, including GNMA Graduated Payment Mortgages.  Lehman Brothers Intermediate Term Government Bond Indexis an unmanaged fixed income index of U.S. government and U.S. government agency debt with one to ten years remaining to maturity.  Performance information for an index does not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or taxes. It is not possible to invest directly in an index.

Average Annual Total Returns (for the periods ended 12/31/2005)

Atlas U.S. Government and Mortgage Securities Fund
	1 Year	5 Years	10 Years
Return Before Taxes	2.04%	4.13%	4.98%
Return After Taxes on Distributions*	0.55%	2.56%	2.88%
Return After Taxes on Distributions and Sale of Fund Shares*	1.32%	2.58%	2.93%
Lehman Brothers U.S. Mortgage-Backed Securities Index	2.61%	5.44%	6.17%

Evergreen U.S. Government Fund–Class A Shares
	1 Year	5 Years	10 Years	Performance Since Inception 1/11/1993
Return Before Taxes (Including Sales Charge)	-2.87%	3.48%	4.59%	5.07%
Return Before Taxes (Excluding Sales Charge)	1.93%	4.49%	5.10%	5.46%
Return After Taxes on Distributions*	-4.03%	2.08%	2.63%	N/A
Return After Taxes on Distributions and Sale of Fund Shares*	-1.87%	2.12%	2.67%	N/A
Lehman Brothers Intermediate Term Government Bond Index	1.68%	4.82%	5.50%	5.76%

* The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.   After-tax returns on distributions and the sale of Fund shares assumes a complete sale of Fund shares at the end of the measurement period, resulting in capital gains taxes or tax benefits when capital losses occur.  Actual after-tax returns will depend on your individual tax situation and may differ from those shown.  The after-tax returns shown are not relevant to you if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

For a detailed discussion of the manner of calculating total return, please see each Fund’s statement of additional information.  Generally, the calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date.

Comparison of Sales Charges and Expenses

The sales charges and expenses for the Class A shares of Evergreen U.S. Government Fund and shares of Atlas U.S. Government and Mortgage Securities Fund are different. For a complete description of the sales charges and expenses for each Fund, see the tables below under the caption “Shareholder Fees” and the section“Merger Information - Distribution of Shares.”

The following tables allow you to compare the sales charges of the Funds.  The table entitled "Evergreen U.S. Government Fund Pro Forma" also shows you what the sales charge will be, assuming the Merger takes place. You will not pay any front-end or contingent deferred sales charge on shares you receive in connection with the Merger.

In addition, all subsequent purchases of Class A shares by former shareholders of Atlas U.S. Government and Mortgage Securities Fund will be made at net asset value without the imposition of any front-end or contingent deferred sales charge ("NAV Privilege").  Former Atlas Fund shareholders will retain the NAV Privilege so long as the owner of the account remains the same as at the time of the Merger, and no additional names are added. If an Atlas Fund shareholder transfers their account to a financial intermediary, so long as the name on the account remains the same, the NAV Privilege will remain in effect.

Shareholder Fees (fees paid directly from your investment)

Atlas U.S. Government and Mortgage Securities Fund		Evergreen U.S. Government Fund
Shareholder Transaction Expenses		Shareholder Transaction Expenses	Class A
Maximum sales charge imposed on purchases (as a % of offering price)	None	Maximum sales charge imposed on purchases (as a % of offering price)	4.75%*
Maximum contingent deferred sales charge (as a % of either the redemption amount or initial investment, whichever is lower)	None	Maximum contingent deferred sales charge (as a % of either the redemption amount or initial investment, whichever is lower)	None*

Evergreen U.S. Government Fund Pro Forma
Shareholder Transaction Expenses	Class A
Maximum sales charge imposed on purchases (as a % of offering price)	4.75%*
Maximum contingent deferred sales charge (as a % of either the redemption amount or initial investment, whichever is lower)	None*

*Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a contingent deferred sales charge of 1.00% upon redemption within one year.  All subsequent purchases of Class A shares by former shareholders of Atlas U.S. Government and Mortgage Securities Fund will be made at net asset value without the imposition of any front-end or contingent deferred sales charge.

The following tables allow you to compare the expenses of the Funds.  The amounts for Atlas U.S. Government and Mortgage Securities Fund set forth in the following table and in the examples are based on actual expenses for the fiscal year ended December 31, 2005.  The amounts for the Class A shares of Evergreen U.S. Government Fund set forth in the following table and in the examples are based on the actual expenses for the fiscal year ended April 30, 2006.  The table entitled “Evergreen U.S. Government Fund Pro Forma” shows you what the expenses are estimated to have been for the twelve-month period ended April 30, 2006, assuming the Merger had taken place.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Atlas U.S. Government and Mortgage Securities Fund (based on expenses for the fiscal year ended December 31, 2005)
Management Fees	Distribution and/or Service (Rule 12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses
0.55%	0.25%	0.25%	1.05%

Evergreen U.S. Government Fund – Class A (based on expenses for the fiscal year ended April 30, 2006)
Management Fees	Distribution and/or Service (Rule 12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses(1)
0.41%	0.30%	0.28%	0.99%

Evergreen U.S. Government Fund Pro Forma – Class A (based on what the estimated combined expenses of Evergreen U.S. Government Fund would have been for the 12 months ended April 30, 2006 assuming the Merger had occurred)(2)

Management Fees	Distribution and/or Service (Rule 12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses(3)
0.40%	0.30%	0.25%	0.95%

(1) Evergreen U.S. Government Fund’s investment advisor may voluntarily waive its fees and/or reimburse the Fund for certain of its expenses in order to reduce expense ratios. Evergreen U.S. Government Fund’s investment advisor may cease these voluntary waivers and/or reimbursements at any time. The Total Annual Fund Operating Expenses listed above do not reflect voluntary fee waivers and/or expense reimbursements. Including voluntary fee waivers and/or expense reimbursements, Total Annual Fund Operating Expenses were 0.98% for Class A.

(2) Evergreen U.S. Government Fund will be the accounting survivor following the Merger.

(3) Evergreen U.S. Government Fund’s investment advisor may voluntarily waive its fees and/or reimburse the Fund for certain of its expenses in order to reduce expense ratios. Evergreen U.S. Government Fund’s investment advisor may cease these voluntary waivers and/or reimbursements at any time. The Total Annual Fund Operating Expenses listed above do not reflect voluntary fee waivers and/or expense reimbursements. Including voluntary fee waivers and/or expense reimbursements, Total Annual Fund Operating Expenses would have been 0.90% for Class A.

The tables below show examples of the total fees and expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods.  The examples are intended to help you compare the cost of investing in Atlas U.S. Government and Mortgage Securities Fund versus Evergreen U.S. Government Fund, both before and after the Merger, and are for illustration purposes only.  The examples assume a 5% average annual return, reinvestment of all dividends and distributions, that the applicable Fund's operating expenses are the same as described in the applicable table above, and, for Evergreen U.S. Government Fund Pro Forma, the examples are shown both with and without the imposition of its Class A sales charge, assuming the Merger had taken place. Your actual costs may be higher or lower.

Examples of Fund Expenses

	Atlas U.S. Government and Mortgage Securities Fund	Evergreen U.S. Government Fund (Class A)

		Expenses With Class A Sales Charge
After 1 year	$107	$571
After 3 years	$334	$775
After 5 years	$579	$996
After 10 years	$1,283	$1,630

Evergreen U.S. Government Fund (Class A)

Pro Forma

	Expenses With Class A Sales Charge

Expenses Without

		Class A Sales Charge*
After 1 year	$567	$97
After 3 years	$763	$303
After 5 years	$976	$525
After 10 years	$1,586	$1,166

*All subsequent purchases of Class A shares by former shareholders of Atlas U.S. Government and Mortgage Securities Fund will be made at net asset value without the imposition of any front-end or contingent deferred sales charge.

The procedures for buying, selling and exchanging shares of the Funds are similar.  For more information, see the sections entitled “Merger Information - Purchase and Redemption Procedures” and “Merger Information - Exchange Privileges.”

10.   ATLAS CALIFORNIA MUNICIPAL BOND FUND INTO EVERGREEN CALIFORNIA MUNICIPAL BOND FUND

                The following table highlights the comparison between the Atlas California Municipal Bond Fund and Evergreen California Municipal Bond Fund with respect to their investment goals,   strategies and risks as set forth in each Fund’s prospectus and statement of additional information. The information below, including the description of risks, is only a summary; for more detailed information, please see each Fund's prospectus and statement of additional information.

Comparison of Investment Goals and Principal Investment Strategies

	Atlas California Municipal Bond Fund	Evergreen California Municipal Bond Fund
INVESTMENT GOALS	Seeks high current income which is exempt from federal and California income tax. Capital preservation is an additional goal.	Seeks maximum after-tax total return for California residents, consistent with a prudent level of credit risk.
PRINCIPAL INVESTMENT STRATEGIES

Invests at least 80% of its assets in California municipal bonds, primarily intermediate and long-term bonds.

Invests exclusively in investment grade securities rated AAA, AA, A, BBB or the equivalent, at the time of purchase. In addition, an independent credit analysis is completed for each bond purchased.

Emphasizes securities of issuers providing essential services, such as water and sewer bonds, general obligation and pre-refunded bonds, all of which are backed by highly reliable revenue sources.

Fund managers select bonds that offer attractive yields relative to expected credit and interest rate risks. They purchase issues with varying maturities, based on the outlook for interest rates. Generally, the portfolio’s dollar-weighted average maturity will exceed 10 years.

Does not invest in companies that manufacture tobacco products.

Normally invests at least 80% of its assets in municipal securities that are exempt from federal income tax, other than the alternative minimum tax, and from California state and local personal income taxes.  May invest up to 20% of its assets in other obligations, which may include taxable securities under normal circumstances.

Normally invests at least 80% of its assets in investment grade securities.  In addition, under normal circumstances, seeks to invest at least 50% of its assets in securities in the top two investment grade categories.

May invest up to 20% of its assets in securities below investment grade, but will not invest in bonds rated below B at time of investment. While the fund may retain any security whose rating has been downgraded after purchase, at no time will more than 35% of its assets consist of securities below investment grade.

May invest in bonds of any maturity or duration. However, the fund’s dollar weighted average maturity is generally not expected to exceed ten years.

In purchasing municipal securities, portfolio manager considers how well the securities fit into the portfolio from a strategy, credit quality, and pricing standpoint.

May use derivatives instruments, such as futures and options, including index futures, Treasury futures, Eurodollar futures and interest rate swap agreements, in order to manage its exposure to interest rate risk.  The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk.

Does not have a policy prohibiting investing in companies that manufacture tobacco products.

In addition, Evergreen California Municipal Bond Fund may temporarily invest up to 100% of its assets in high quality money market instruments in response to adverse economic, political or market conditions. Atlas California Municipal Bond Fund may temporarily invest up to 100% of its assets in short-term debt securities or money market instruments. These strategies are inconsistent with the Funds' principal investment strategies and investment goals and, if employed, could result in lower return and potential loss of market opportunity.

A portion of the securities held by Atlas California Municipal Bond Fund may be disposed of in connection with the Merger and this could result in additional portfolio transaction costs to the Funds and capital gains to shareholders.

Comparison of Principal Investment Risks

An investment in either Fund is subject to certain risks. The principal risk factors for the Funds are similar due to the similarity of the Funds' investment goals and strategies.  There is no assurance that investment performance of either Fund will be positive or that the Funds will meet their investment goals. The following tables and discussion highlight the principal risks associated with an investment in each of the Funds.

Atlas California Municipal Bond Fund

Evergreen California Municipal Bond Fund
Both Funds are subject to Interest Rate Risk.

Interest rate risk refers to the possibility that the value of the Fund’s portfolio of debt and income-producing securities, as well as the income they pay, may decrease when interest rates rise. If an issuer calls or redeems a security during a time of declining interest rates, the Fund might have to reinvest the proceeds at a lower interest rate, resulting in a decline in the Fund's income.

Atlas California Municipal Bond Fund

Evergreen California Municipal Bond Fund
Both Funds are subject to Credit Risk.

Credit risk refers to the possibility that the issuer of a security or counterparty to a contract may not be able to pay interest and principal when due or otherwise honor its obligation. If an issuer defaults, or if the credit quality of an investment deteriorates or is perceived to deteriorate, the value of the investment could decline. These risks are heightened for bonds rated below investment grade.

Atlas California Municipal Bond Fund

Evergreen California Municipal Bond Fund
Both Funds are subject to Non-diversification Risk.

A non-diversified fund may invest a greater percentage of assets in a single issuer or a limited number of issuers compared to a diversified fund, and may therefore be more vulnerable to adverse financial, economic, political or other developments affecting such issuer(s). As a result, the Fund's shares may fluctuate more widely in value than those of a diversified fund.

Atlas California Municipal Bond Fund

Evergreen California Municipal Bond Fund
Both Funds are subject to Concentration Risk.

A Fund that concentrates its investments in a single sector or industry will be more vulnerable to adverse financial, economic, political or other developments in that sector or industry. As a result, the Fund's shares may fluctuate more widely in value than those of a fund investing in a number of different sectors or industries.

Atlas California Municipal Bond Fund

Evergreen California Municipal Bond Fund
Both Funds are subject to Municipal Securities Risk.

Due to the relative scarcity of public information regarding municipal securities, the investment performance of the Fund may be more dependent on the analytical abilities of the Fund’s advisor. Certain municipal securities are payable only from revenue earned by a particular project or other revenue source and may therefore be subject to greater credit risk. The values of municipal bonds are susceptible to changes in federal or state tax laws, as well as numerous factors affecting their issuers, and may be affected more by supply and demand factors or the creditworthiness of the issuer than market interest rates. If a municipal security fails to meet legal requirements for tax-exempt status, a portion of the interest received and distributed to shareholders may be taxable. Certain municipal securities may be highly illiquid, making them difficult to value or dispose of at favorable prices.

Atlas California Municipal Bond Fund

Evergreen California Municipal Bond Fund
Both Funds are subject to Derivatives Risk.

Although not currently a principal investment practice for Atlas California Municipal Bond Fund, both Funds may use derivatives, which are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index. Derivatives are subject to a number of risks, including market risk, credit risk, improper valuation risk, and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates or indexes they are designed to hedge or to track. Derivative transactions typically involve leverage, may be highly volatile, and may increase the amount of taxes payable by shareholders. Suitable derivative transactions may not always be available and there can be no assurance that the Fund will engage in these transactions at a beneficial time.

Atlas California Municipal Bond Fund

Evergreen California Municipal Bond Fund

Is generally NOT subject to Below Investment Grade Bond Risk.	Is subject to Below Investment Grade Bond Risk.

Below investment grade bonds are commonly referred to as “junk” bonds and are considered speculative. Their issuers may be vulnerable to financial setbacks and their securities may be highly volatile and relatively illiquid.

Other Risks

Atlas California Municipal Bond Fund and Evergreen California Municipal Bond Fund generally do not take portfolio turnover into account when making investment decisions. As a result, the Funds can experience a high rate of portfolio turnover (greater than 100%) in any given fiscal year.  When this happens, a Fund can incur greater brokerage and other transaction costs which are borne by the Fund and its shareholders.  This can also result in a Fund realizing greater net short-term capital gains, distributions from which may be taxable to shareholders as ordinary income.

                The Funds have other investment strategies, policies, practices and restrictions which, together with their related risks, are also set forth in each Fund's prospectus and statement of additional information.

Comparison of Performance

The following tables show how each Fund has performed in the past. Past performance (both before and after taxes) is not an indication of future results.

Year-by-Year Total Return (%)

                The tables below show the percentage gain or loss for Atlas California Municipal Bond Fund and the Class A shares of Evergreen California Municipal Bond Fund for each of the last ten complete calendar years.  The tables should give you a general idea of the risks of investing in each Fund by showing how each Fund’s return has varied from year-to-year.  The tables include the effect of Fund expenses and the reinvestment of all dividends and distributions but not Evergreen California Municipal Bond Fund’s sales charges. If these charges had been included, the returns for Evergreen California Municipal Bond Fund would have been lower.

Atlas California Municipal Bond Fund
‘96	‘97	‘98	‘99	‘00	‘01	‘02	‘03	‘04	'05
3.9%	8.0%	5.9%	-4.5%	12.8%	3.5%	7.6%	4.2%	4.5%	3.5%

Best Quarter:	3rd Quarter 2004	2.31%
Worst Quarter:	2nd Quarter 2004	-1.81%
Year-to-date as of 9/30/06 is 3.30%.

Evergreen California Municipal Bond Fund (Class A) #
‘98	‘99	‘00	‘01	‘02	‘03	‘04	'05
6.14%	-0.77%	10.14%	5.87%	9.63%	4.26%	3.57%	2.26%

Best Quarter:	3rd Quarter 2002	6.28%#
Worst Quarter:	2nd Quarter 2004	-2.65%
Year-to-date as of 9/30/06 is 3.58%.

# Historical performance shown for Class A prior to its inception is based on the performance of Class I. Historical performance for Class I prior to 11/11/2002 is based on the performance of Select shares of the Fund's predecessor fund, OFFIT California Municipal Fund. The historical returns for Class A have not been adjusted to reflect the effect of the class' 12b-1 fees. These fees are 0.30% for Class A. Class I and Select shares do not pay a 12b-1 fee. If these fees had been reflected, returns for Class A would have been lower.

                The following tables list each Fund’s average annual total return over the past one, five and ten years and/or since inception (through 12/31/2005), both including and excluding any applicable sales charges. Atlas California Municipal Bond Fund's returns do not include the effect of a sales charge. If a sales charge had been reflected, returns would have been lower. These tables are intended to provide you with some indication of the risks of investing in each Fund by comparing each Fund’s performance with that of an index. At the bottom of each table, you can compare the performance of Atlas California Municipal Bond Fund and Evergreen California Municipal Bond Fund with the Lehman Brothers Municipal Bond Index and Lehman Brothers 5-Year Municipal Bond Index, respectively, both broad-based market indexes. The Lehman Brothers Municipal Bond Index is an unmanaged, broad market performance benchmark for the investment grade tax-exempt bond market.  The Lehman Brothers 5-Year Municipal Bond Index is an unmanaged market index that provides a broad-based performance measure of the U.S. municipal bond market consisting of securities with up to five-year maturities.  Performance information for an index does not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or taxes. It is not possible to invest directly in an index.

Average Annual Total Returns (for the periods ended 12/31/2005)

Atlas California Municipal Bond Fund
	1 Year	5 Years	10 Years
Return Before Taxes	3.50%	4.63%	4.84%
Return After Taxes on Distributions*	3.48%	4.62%	4.81%
Return After Taxes on Distributions and Sale of Fund Shares*	3.52%	4.53%	4.76%
Lehman Brothers Municipal Bond Index	3.51%	5.59%	5.71%

Evergreen California Municipal Bond Fund–Class A Shares (1)
	1 Year	5 Years	Performance Since Inception 4/2/1997
Return Before Taxes (Including Sales Charge)	-2.59%	4.07%	4.88%
Return Before Taxes (Excluding Sales Charge)	2.26%	5.09%	5.47%
Return After Taxes on Distributions*	-3.79%	3.08%	N/A
Return After Taxes on Distributions and Sale of Fund Shares*	-1.53%	3.10%	N/A
Lehman Brothers 5-Year Municipal Bond Index	0.95%	4.62%	4.99%

(1) Historical performance shown for Class A prior to its inception is based on the performance of Class I. Historical performance for Class I prior to 11/11/2002 is based on the performance of Select shares of the Fund’s predecessor fund, OFFIT California Municipal Fund. Class I and Select shares do not pay a 12b-1 fee. The historical returns for Class A have not been adjusted to reflect the effect of its 0.30% 12b-1 fee. If this fee had been reflected, returns for Class A would have been lower.

* The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns on distributions and the sale of Fund shares assumes a complete sale of Fund shares at the end of the measurement period, resulting in capital gains taxes or tax benefits when capital losses occur. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

For a detailed discussion of the manner of calculating total return, please see each Fund’s statement of additional information.  Generally, the calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date.

Comparison of Sales Charges and Expenses

The sales charges and expenses for the Class A shares of Evergreen California Municipal Bond Fund and shares of Atlas California Municipal Bond Fund are different. For a complete description of the sales charges and expenses for each Fund, see the tables below under the caption “Shareholder Fees” and the section “Merger Information - Distribution of Shares.”

The following tables allow you to compare the sales charges of the Funds.  The table entitled "Evergreen California Municipal Bond Fund Pro Forma" also show you what the sales charge will be, assuming the Merger takes place. You will not pay any front-end or contingent deferred sales charge on shares you receive in connection with the Merger.

In addition, all subsequent purchases of Class A shares by former shareholders of Atlas California Municipal Bond Fund will be made at net asset value without the imposition of any front-end or contingent deferred sales charge ("NAV Privilege").  Former Atlas Fund shareholders will retain the NAV Privilege so long as the owner of the account remains the same as at the time of the Merger, and no additional names are added.  If an Atlas Fund shareholder transfers their account to a financial intermediary, so long as the name on the account remains the same, the NAV Privilege will remain in effect.

Shareholder Fees (fees paid directly from your investment)

Atlas California Municipal Bond Fund		Evergreen California Municipal Bond Fund
Shareholder Transaction Expenses		Shareholder Transaction Expenses	Class A
Maximum sales charge imposed on purchases (as a % of offering price)	None	Maximum sales charge imposed on purchases (as a % of offering price)	4.75%*
Maximum contingent deferred sales charge (as a % of either the redemption amount or initial investment, whichever is lower)	None	Maximum contingent deferred sales charge (as a % of either the redemption amount or initial investment, whichever is lower)	None*

Evergreen California Municipal Bond Fund Pro Forma
Shareholder Transaction Expenses	Class A
Maximum sales charge imposed on purchases (as a % of offering price)	4.75%*
Maximum contingent deferred sales charge (as a % of either the redemption amount or initial investment, whichever is lower)	None*

*Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a contingent deferred sales charge of 1.00% upon redemption within one year.  All subsequent purchases of Class A shares by former shareholders of Atlas California Municipal Bond Fund will be made at net asset value without the imposition of any front-end or contingent deferred sales charge.

The following tables allow you to compare the expenses of the Funds.  The amounts for Atlas California Municipal Bond Fund set forth in the following table and in the examples are based on actual expenses for the fiscal year ended December 31, 2005.  The amounts for the Class A shares of Evergreen California Municipal Bond Fund set forth in the following table and in the examples are based on the actual expenses for the twelve-month period ended September 30, 2006.  The table entitled “Evergreen California Municipal Bond Fund Pro Forma” shows you what the expenses are estimated to have been for the twelve-month period ended September 30, 2006, assuming the Merger had taken place.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Atlas California Municipal Bond Fund (based on expenses for the fiscal year ended December 31, 2005)
Management Fees	Distribution and/or Service (Rule 12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses
0.55%	0.25%	0.13%	0.93%

Evergreen California Municipal Bond Fund – Class A (based on expenses for the twelve-month period ended September 30, 2006)
Management Fees	Distribution and/or Service (Rule 12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses(1)
0.35%	0.30%	0.34%	0.99%

Evergreen California Municipal Bond Fund Pro Forma – Class A (based on what the estimated combined expenses of Evergreen California Municipal Bond Fund would have been for the 12 months ended September 30, 2006 assuming the Merger had occurred)(2)

Management Fees	Distribution and/or Service (Rule 12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses(3)
0.35%	0.30%	0.19%	0.84%

(1) Evergreen California Municipal Bond Fund’s investment advisor may voluntarily waive its fees and/or reimburse the Fund for certain of its expenses in order to reduce expense ratios. Evergreen California Municipal Bond Fund’s investment advisor may cease these voluntary waivers and/or reimbursements at any time. The Total Annual Fund Operating Expenses listed above do not reflect voluntary fee waivers and/or expense reimbursements. Including voluntary fee waivers and/or expense reimbursements, Total Annual Fund Operating Expenses were 0.94% for Class A.

(2) Evergreen California Municipal Bond Fund will be the accounting survivor following the Merger.

(3) Evergreen California Municipal Bond Fund’s investment advisor may voluntarily waive its fees and/or reimburse the Fund for certain of its expenses in order to reduce expense ratios. Evergreen California Municipal Bond Fund’s investment advisor may cease these voluntary waivers and/or reimbursements at any time. The Total Annual Fund Operating Expenses listed above do not reflect voluntary fee waivers and/or expense reimbursements. Including voluntary fee waivers and/or expense reimbursements, Total Annual Fund Operating Expenses would have been 0.79% for Class A.

The tables below show examples of the total fees and expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods.  The examples are intended to help you compare the cost of investing in Atlas California Municipal Bond Fund versus Evergreen California Municipal Bond Fund, both before and after the Merger, and are for illustration purposes only.  The examples assume a 5% average annual return, reinvestment of all dividends and distributions, that the applicable Fund's operating expenses are the same as described in the applicable table above, and, for Evergreen California Municipal Bond Fund Pro Forma, the examples are shown both with and without the imposition of its Class A sales charge, assuming the Merger had taken place. Your actual costs may be higher or lower.

Examples of Fund Expenses

	Atlas California Municipal Bond Fund	Evergreen California Municipal Bond Fund (Class A)

		Expenses With Class A Sales Charge
After 1 year	$95	$571
After 3 years	$296	$775
After 5 years	$515	$996
After 10 years	$1,143	$1,630

Evergreen California Municipal Bond Fund (Class A)

Pro Forma

	Expenses With Class A Sales Charge

Expenses Without

		Class A Sales Charge*
After 1 year	$557	$86
After 3 years	$730	$268
After 5 years	$919	$466
After 10 years	$1,463	$1,037

*All subsequent purchases of Class A shares by former shareholders of Atlas California Municipal Bond Fund will be made at net asset value without the imposition of any front-end or contingent deferred sales charge.

The procedures for buying, selling and exchanging shares of the Funds are similar.  For more information, see the sections entitled “Merger Information - Purchase and Redemption Procedures” and “Merger Information - Exchange Privileges.”

11.   ATLAS NATIONAL MUNICIPAL BOND FUND INTO EVERGREEN MUNICIPAL BOND FUND

                The following table highlights the comparison between Atlas National Municipal Bond Fund and Evergreen Municipal Bond Fund with respect to their investment goals, strategies and risks as set forth in each Fund’s prospectus and statement of additional information. The information below, including the description of risks, is only a summary; for more detailed information, please see each Fund's prospectus and statement of additional information.

Comparison of Investment Goals and Principal Investment Strategies

	Atlas National Municipal Bond Fund	Evergreen Municipal Bond Fund
INVESTMENT GOALS	Seeks high current income which is exempt from federal income tax. Capital preservation is an additional goal.	Seeks the highest possible current income, exempt from federal income taxes, other than the alternative minimum tax, while preserving capital.
PRINCIPAL INVESTMENT STRATEGIES

Invests primarily in intermediate and long-term municipal bonds, with at least 80% of assets in these instruments at all times.

Invests exclusively in investment grade securities rated AAA, AA, A, BBB or the equivalent, at the time of purchase. In addition, an independent credit analysis is completed for each bond purchased.

Emphasizes essential services securities, such as water and sewer bonds, general obligation and pre-refunded bonds, all of which are backed by highly reliable revenue sources.

Fund managers select bonds that offer attractive yields relative to expected credit and interest rate risks. They purchase issues with varying maturities, based on the outlook for interest rates. Generally, the portfolio’s dollar-weighted average maturity will exceed 10 years.

Does not invest in companies that manufacture tobacco products.

Normally invests at least 80% of its assets in municipal securities, the interest from which is exempt from federal income taxes, other than the alternative minimum tax.

Will invest at least 80% of its assets in investment grade municipal securities.

May invest up to 20% of its assets in below investment grade bonds, but will not invest in bonds rated below B at time of purchase.

May invest up to 20% of its assets in high-quality taxable securities, which are rated in the top three bond rated categories, under ordinary conditions and up to 100% of its assets in such securities for temporary defensive purposes.

In purchasing municipal securities, the portfolio manager analyzes credit quality and comparative pricing valuation of the securities as well as the impact of the purchase on the Fund’s yield and dollar-weighted average maturity.

The portfolio manager attempts to maintain a dollar-weighted average maturity of ten to twenty years.

May use derivatives instruments, such as futures and options, including index futures, Treasury futures, Eurodollar futures and interest rate swap agreements, in order to manage its exposure to interest rate risk.  The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk.

Does not have a policy prohibiting investing in companies that manufacture tobacco products.

In addition, Evergreen Municipal Bond Fund may temporarily invest up to 100% of its assets in high quality money market instruments in response to adverse economic, political or market conditions. Atlas National Municipal Bond Fund may temporarily invest up to 100% of its assets in short-term debt securities or money market instruments. These strategies are inconsistent with the Funds' principal investment strategies and investment goals and, if employed, could result in lower return and potential loss of market opportunity.

A portion of the securities held by Atlas National Municipal Bond Fund may be disposed of in connection with the Merger and this could result in additional portfolio transaction costs to the Funds and capital gains to shareholders.

Comparison of Principal Investment Risks

An investment in either Fund is subject to certain risks. The principal risk factors for the Funds are similar due to the similarity of the Funds' investment goals and strategies.  There is no assurance that investment performance of either Fund will be positive or that the Funds will meet their investment goals. The following tables and discussion highlight the principal risks associated with an investment in each of the Funds.

Atlas National Municipal Bond Fund

Evergreen Municipal Bond Fund
Both Funds are subject to Interest Rate Risk.

Interest rate risk refers to the possibility that the value of the Fund’s portfolio of debt and income-producing securities, as well as the income they pay, may decrease when interest rates rise. If an issuer calls or redeems a security during a time of declining interest rates, the Fund might have to reinvest the proceeds at a lower interest rate, resulting in a decline in the Fund's income.

Atlas National Municipal Bond Fund

Evergreen Municipal Bond Fund
Both Funds are subject to Credit Risk.

Credit risk refers to the possibility that the issuer of a security or counterparty to a contract may not be able to pay interest and principal when due or otherwise honor its obligation. If an issuer defaults, or if the credit quality of an investment deteriorates or is perceived to deteriorate, the value of the investment could decline. These risks are heightened for bonds rated below investment grade.

Atlas National Municipal Bond Fund

Evergreen Municipal Bond Fund
Both Funds are subject to Municipal Securities Risk.

Due to the relative scarcity of public information regarding municipal securities, the investment performance of the Fund may be more dependent on the analytical abilities of the Fund’s advisor. Certain municipal securities are payable only from revenue earned by a particular project or other revenue source and may therefore be subject to greater credit risk. The values of municipal bonds are susceptible to changes in federal or state tax laws, as well as numerous factors affecting their issuers, and may be affected more by supply and demand factors or the creditworthiness of the issuer than market interest rates. If a municipal security fails to meet legal requirements for tax-exempt status, a portion of the interest received and distributed to shareholders may be taxable. Certain municipal securities may be highly illiquid, making them difficult to value or dispose of at favorable prices.

Atlas National Municipal Bond Fund

Evergreen Municipal Bond Fund
Both Funds are subject to Derivatives Risk.

Although not currently a principal investment practice for Atlas National Municipal Bond Fund, both Funds may use derivatives, which are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index. Derivatives are subject to a number of risks, including market risk, credit risk, improper valuation risk, and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates or indexes they are designed to hedge or to track. Derivative transactions typically involve leverage, may be highly volatile, and may increase the amount of taxes payable by shareholders. Suitable derivative transactions may not always be available and there can be no assurance that the Fund will engage in these transactions at a beneficial time.

Atlas National Municipal Bond Fund

Evergreen Municipal Bond Fund

Is generally NOT subject to Below Investment Grade Bond Risk.	Is subject to Below Investment Grade Bond Risk.

                Below investment grade bonds are commonly referred to as “junk” bonds and are considered speculative. Their issuers may be vulnerable to financial setbacks and their securities may be highly volatile and relatively illiquid.

Other Risks

Atlas National Municipal Bond Fund and Evergreen Municipal Bond Fund generally do not take portfolio turnover into account when making investment decisions. As a result, the Funds can experience a high rate of portfolio turnover (greater than 100%) in any given fiscal year.  When this happens, a Fund can incur greater brokerage and other transaction costs which are borne by the Fund and its shareholders.  This can also result in a Fund realizing greater net short-term capital gains, distributions from which may be taxable to shareholders as ordinary income.

                The Funds have other investment strategies, policies, practices and restrictions which, together with their related risks, are also set forth in each Fund's prospectus and statement of additional information.

Comparison of Performance

The following tables show how each Fund has performed in the past. Past performance (both before and after taxes) is not an indication of future results.

Year-by-Year Total Return (%)

                The tables below show the percentage gain or loss for Atlas National Municipal Bond Fund and the Class A shares of Evergreen Municipal Bond Fund for each of the last ten complete calendar years.  The tables should give you a general idea of the risks of investing in each Fund by showing how each Fund’s return has varied from year-to-year.  The tables include the effect of Fund expenses and the reinvestment of all dividends and distributions but not Evergreen Municipal Bond Fund’s sales charges. If these charges had been included, the returns for Evergreen Municipal Bond Fund would have been lower.

Atlas National Municipal Bond Fund
‘96	‘97	‘98	‘99	‘00	‘01	‘02	‘03	‘04	'05
3.6%	8.6%	5.7%	-4.9%	11.2%	4.8%	8.8%	4.7%	4.4%	3.4%

Best Quarter:	3rd Quarter 2002	5.09%
Worst Quarter:	2nd Quarter 2004	-2.54%
Year-to-date as of 9/30/06 is 3.27%.

Evergreen Municipal Bond Fund (Class A)#
‘96	‘97	‘98	‘99	‘00	‘01	‘02	‘03	‘04	'05
3.15%	8.15%	5.14%	-5.95%	10.12%	3.80%	9.25%	5.03%	4.87%	3.65%

Best Quarter:	3rd Quarter 2002	4.60%
Worst Quarter:	2nd Quarter 1999	-2.74%
Year-to-date as of 9/30/06 is 3.80%.

# Historical performance shown for Class A prior to its inception is based on the performance of Class B, the original class offered. The historical returns for Class A have not been adjusted to reflect the effect of the class' 12b-1 fee. These fees are 0.30% for Class A. If these fees had been reflected, returns for Class A would have been higher.

                The following tables list each Fund’s average annual total return over the past one, five and ten years and/or since inception (through 12/31/2005), both including and excluding any applicable sales charges. Atlas National Municipal Bond Fund's returns do not include the effect of a sales charge. If a sales charge had been reflected, returns would have been lower. These tables are intended to provide you with some indication of the risks of investing in each Fund by comparing each Fund’s performance with that of an index. At the bottom of the tables, you can compare Atlas National Municipal Bond Fund’s and Evergreen Municipal Bond Fund’s performance with the Lehman Brothers Municipal Bond Index, a broad-based index. The Lehman Brothers Municipal Bond Index is an unmanaged, broad market performance benchmark for the investment grade tax-exempt bond market.  Performance information for an index does not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or taxes. It is not possible to invest directly in an index.

Average Annual Total Returns (for the periods ended 12/31/2005)

Atlas National Municipal Bond Fund
	1 Year	5 Years	10 Years
Return Before Taxes	3.37%	5.20%	4.95%
Return After Taxes on Distributions*	3.30%	5.18%	4.89%
Return After Taxes on Distributions and Sale of Fund Shares*	3.46%	5.02%	4.84%
Lehman Brothers Municipal Bond Index	3.51%	5.59%	5.71%

Evergreen Municipal Bond Fund–Class A Shares#
	1 Year	5 Years	10 Years	Performance Since Inception 12/13/1990
Return Before Taxes (Including Sales Charge)	-1.22%	4.27%	4.13%	6.16%
Return Before Taxes (Excluding Sales Charge)	3.65%	5.30%	4.63%	6.34%
Return After Taxes on Distributions*	-1.22%	4.26%	4.00%	N/A
Return After Taxes on Distributions and Sale of Fund Shares*	0.52%	4.25%	4.10%	N/A
Lehman Brothers Municipal Bond Index	3.51%	5.59%	5.71%	N/A

* The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.   After-tax returns on distributions and the sale of Fund shares assumes a complete sale of Fund shares at the end of the measurement period, resulting in capital gains taxes or tax benefits when capital losses occur.  Actual after-tax returns will depend on your individual tax situation and may differ from those shown.  The after-tax returns shown are not relevant to you if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

# Historical performance shown for Class A prior to its inception is based on the performance of Class B, the original class offered. The historical returns for Class A have not been adjusted to reflect the effect of the class' 12b-1 fee. These fees are 0.30% for Class A. If these fees had been reflected, returns for Class A would have been higher.

For a detailed discussion of the manner of calculating total return, please see each Fund’s statement of additional information.  Generally, the calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date.

Comparison of Sales Charges and Expenses

The sales charges and expenses for the Class A shares of Evergreen Municipal Bond Fund and shares of Atlas National Municipal Bond Fund are different. For a complete description of the sales charges and expenses for each Fund, see the tables below under the caption “Shareholder Fees” and the section“Merger Information - Distribution of Shares.”

The following tables allow you to compare the sales charges of the Funds.  The table entitled "Evergreen Municipal Bond Fund Pro Forma" also shows you what the sales charge will be, assuming the Merger takes place. You will not pay any front-end or contingent deferred sales charge on shares you receive in connection with the Merger.

In addition, all subsequent purchases of Class A shares by former shareholders of Atlas National Municipal Bond Fund will be made at net asset value without the imposition of any front-end or contingent deferred sales charge ("NAV Privilege").  Former Atlas Fund shareholders will retain the NAV Privilege so long as the owner of the account remains the same as at the time of the Merger, and no additional names are added.  If an Atlas Fund shareholder transfers their account to a financial intermediary, so long as the name on the account remains the same, the NAV Privilege will remain in effect.

Shareholder Fees (fees paid directly from your investment)

Atlas National Municipal Bond Fund		Evergreen Municipal Bond Fund
Shareholder Transaction Expenses		Shareholder Transaction Expenses	Class A
Maximum sales charge imposed on purchases (as a % of offering price)	None	Maximum sales charge imposed on purchases (as a % of offering price)	4.75%*
Maximum contingent deferred sales charge (as a % of either the redemption amount or initial investment, whichever is lower)	None	Maximum contingent deferred sales charge (as a % of either the redemption amount or initial investment, whichever is lower)	None*

Evergreen Municipal Bond Fund Pro Forma
Shareholder Transaction Expenses	Class A
Maximum sales charge imposed on purchases (as a % of offering price)	4.75%*
Maximum contingent deferred sales charge (as a % of either the redemption amount or initial investment, whichever is lower)	None*

*Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a contingent deferred sales charge of 1.00% upon redemption within one year.  All subsequent purchases of Class A shares by former shareholders of Atlas National Municipal Bond Fund will be made at net asset value without the imposition of any front-end or contingent deferred sales charge.

The following tables allow you to compare the expenses of the Funds.  The amounts for Atlas National Municipal Bond Fund set forth in the following table and in the examples are based on actual expenses for the fiscal year ended December 31, 2005.  The amounts for the Class A shares of Evergreen Municipal Bond Fund set forth in the following table and in the examples are based on the actual expenses for the fiscal year ended May 31, 2006.  The table entitled “Evergreen Municipal Bond Fund Pro Forma” shows you what the expenses are estimated to have been for the twelve-month period ended May 31, 2006, assuming the Merger had taken place.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Atlas National Municipal Bond Fund (based on expenses for the fiscal year ended December 31, 2005)
Management Fees	Distribution and/or Service (Rule 12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses
0.55%	0.25%	0.18%	0.98%

Evergreen Municipal Bond Fund – Class A (based on expenses for the fiscal year ended May 31, 2006)
Management Fees	Distribution and/or Service (Rule 12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses(1)
0.34%	0.30%	0.21%	0.85%

Evergreen Municipal Bond Fund Pro Forma – Class A (based on what the estimated combined expenses of Evergreen Municipal Bond Fund would have been for the 12 months ended May 31, 2006 assuming the Merger had occurred)(2)

Management Fees	Distribution and/or Service (Rule 12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses(3)
0.33%	0.30%	0.20%	0.83%

  (1) Evergreen Municipal Bond Fund’s investment advisor may voluntarily waive its fees and/or reimburse the Fund for certain of its expenses in order to reduce expense ratios. Evergreen Municipal Bond Fund’s investment advisor may cease these voluntary waivers and/or reimbursements at any time. The Total Annual Fund Operating Expenses listed above do not reflect voluntary fee waivers and/or expense reimbursements. Including voluntary fee waivers and/or expense reimbursements, Total Annual Fund Operating Expenses were 0.80% for Class A.

(2) Evergreen Municipal Bond Fund will be the accounting survivor following the Merger.

(3) Evergreen Municipal Bond Fund’s investment advisor may voluntarily waive its fees and/or reimburse the Fund for certain of its expenses in order to reduce expense ratios. Evergreen Municipal Bond Fund’s investment advisor may cease these voluntary waivers and/or reimbursements at any time. The Total Annual Fund Operating Expenses listed above do not reflect voluntary fee waivers and/or expense reimbursements. Including voluntary fee waivers and/or expense reimbursements, Total Annual Fund Operating Expenses would have been 0.78% for Class A.

The tables below show examples of the total fees and expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods.  The examples are intended to help you compare the cost of investing in Atlas National Municipal Bond Fund versus Evergreen Municipal Bond Fund, both before and after the Merger, and are for illustration purposes only.  The examples assume a 5% average annual return, reinvestment of all dividends and distributions, that the applicable Fund's operating expenses are the same as described in the applicable table above, and, for Evergreen Municipal Bond Fund Pro Forma, the examples are shown both with and without the imposition of its Class A sales charge, assuming the Merger takes place. Your actual costs may be higher or lower.

Examples of Fund Expenses

	Atlas National Municipal Bond Fund	Evergreen Municipal Bond Fund (Class A)

		Expenses With Class A Sales Charge
After 1 year	$100	$558
After 3 years	$312	$733
After 5 years	$542	$924
After 10 years	$1,201	$1,474

Evergreen Municipal Bond Fund (Class A)

Pro Forma

	Expenses With Class A Sales Charge

Expenses Without

		Class A Sales Charge*
After 1 year	$556	$85
After 3 years	$727	$265
After 5 years	$914	$460
After 10 years	$1,452	$1,025

*All subsequent purchases of Class A shares by former shareholders of Atlas National Municipal Bond Fund will be made at net asset value without the imposition of any front-end or contingent deferred sales charge.

The procedures for buying, selling and exchanging shares of the Funds are similar.  For more information, see the sections entitled “Merger Information - Purchase and Redemption Procedures” and “Merger Information - Exchange Privileges.”

12.   ATLAS GLOBAL GROWTH FUND INTO EVERGREEN INTRINSIC WORLD EQUITY FUND

                The following table highlights the comparison between the Atlas Global Growth Fund and Evergreen Intrinsic World Equity Fund with respect to their investment goals, strategies and risks as set forth in each Fund’s prospectus and statement of additional information. The information below, including the description of risks, is only a summary; for more detailed information, please see each Fund's prospectus and statement of additional information.

Comparison of Investment Goals and Principal Investment Strategies

	Atlas Global Growth Fund	Evergreen Intrinsic World Equity Fund
INVESTMENT GOAL	Seeks long-term growth exclusively, with no intent to provide current income.	Seeks long-term capital growth.
PRINCIPAL INVESTMENT STRATEGIES

Invests primarily in the stocks of growth-oriented companies throughout the world. These companies may be of any size, and often are developing new products or expanding into new markets.

Manager usually invests a substantial portion of the fund’s portfolio in the United States and developed markets in western Europe and Japan.

Manager considers the effect of worldwide trends on the growth of various business sectors. The trends, or “global themes,” currently considered include development of new technologies, corporate restructuring, the growth of mass affluence and demographic changes.

Does not invest in companies that manufacture tobacco products.

Maintains a diversified portfolio, but may increase emphasis on a particular company or industry from time to time.

Normally invests at least 80% of its assets in equity securities, including common and preferred stocks and securities convertible into common or preferred stock, of companies located worldwide of any market capitalization (i.e., companies whose market capitalizations fall within the range tracked by the Morgan Stanley Capital International World Free Index (MSCI World Free Index) at the time or purchase). As of December 31, 2005, the MSCI World Free Index had a market capitalization range of approximately $2.4 million to $3.7 billion.

Will make investments in no less than three countries, including the United States, and may invest more than 25% of its assets in any one country.

Under normal circumstances, between 30% and 70% of the Fund's portfolio will be allocated to U.S. securities.

May invest in companies located in countries with developed or emerging markets.

May invest in derivatives, including futures, options and swaps.

Does not have a policy prohibiting investment in companies that manufacture tobacco products.

In addition, Evergreen Intrinsic World Equity Fund may temporarily invest up to 100% of its assets in high quality money market instruments in response to adverse economic, political or market conditions. Atlas Global Growth Fund may temporarily invest in short-term debt securities or money market instruments. These strategies are inconsistent with the Funds' principal investment strategies and investment goals and, if employed, could result in lower return and potential loss of market opportunity.

Because both Funds have similar investment goals and principal investment strategies, it is not currently anticipated that the securities held by Atlas Global Growth Fund will be disposed of in significant amounts in connection with the Merger.

Comparison of Principal Investment Risks

An investment in either Fund is subject to certain risks. The principal risk factors for the Funds are similar due to the similarity of the Funds' investment goals and strategies.  There is no assurance that investment performance of either Fund will be positive or that the Funds will meet their investment goals. The following tables and discussion highlight the principal risks associated with an investment in each of the Funds.

Atlas Global Growth Fund

Evergreen Intrinsic World Equity Fund
Each Fund is subject to Stock Market Risk.

Your investment will be affected by general economic conditions such as prevailing economic growth, inflation and interest rates, as well as the economic conditions of the particular industries, companies or sectors in which the Fund invests. Adverse economic developments may cause equity securities to decline in value and/or decrease the dividends they pay.

Atlas Global Growth Fund

Evergreen Intrinsic World Equity Fund
Each Fund is subject to Foreign Investment Risk and Emerging Market Risk.

                Foreign securities markets, especially those in emerging countries, can be less liquid and more volatile than the U.S. market, exposing investors to greater risk of loss. Securities issued abroad are usually denominated in foreign currencies, which may fluctuate against the U.S. dollar, causing the Fund’s share price to fluctuate.

Atlas Global Growth Fund

Evergreen Intrinsic World Equity Fund
Each Fund is subject to Market Capitalization Risk.

                Investing primarily in one of the three broad market capitalization categories -- large, medium or small -- carries the risk that such category may be currently out of favor with investors. Compared to larger companies, small and midsized companies may be more volatile, less liquid, and may involve special risks, including those associated with dependence on a small management group, little or no operating history, little or no track record of success, and limited product lines, markets and financial resources.

Atlas Global Growth Fund

Evergreen Intrinsic World Equity Fund
Each Fund is subject to Investment Style Risk.

Different types of securities -- such as growth style or value style securities -- tend to shift into and out of favor with investors depending on changes in market and economic conditions. As a result, a Fund’s performance may at times be worse than the performance of other mutual funds that invest more broadly or that have different investment styles.

Atlas Global Growth Fund

Evergreen Intrinsic World Equity Fund
Each Fund is subject to Foreign Currency Transactions Risk.

                The Fund may use hedging techniques in an attempt to protect its foreign-denominated investments from fluctuations in value caused by changes in exchange rates. The use of hedges cannot protect against exchange rate risk perfectly and may cause the Fund to be in a less advantageous position than if a hedge had not been established.

Atlas Global Growth Fund

Evergreen Intrinsic World Equity Fund

Is generally NOT subject toConcentration Risk.	Is subject to Concentration Risk.

Evergreen Intrinsic World Equity Fund may invest in more than 25% of its assets in any one country. A Fund that concentrates its investments in a single sector, industry or country will be more vulnerable to adverse financial, economic, political or other developments in that sector, industry or country. As a result, the Fund's shares may fluctuate more widely in value than those of a fund investing in a number of different sectors, industries or countries.

Other Risks

Each Fund may invest in futures and options contracts, which are forms of derivatives. Derivatives are subject to a number of risks, including market risk, credit risk, improper valuation risk, and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates or indexes they are designed to hedge or to track. Derivative transactions typically involve leverage, may be highly volatile, and may increase the amount of taxes payable by shareholders. Suitable derivative transactions may not always be available and there can be no assurance that the Fund will engage in these transactions at a beneficial time.

Atlas Global Growth Fund and Evergreen Intrinsic World Equity Fund generally do not take portfolio turnover into account when making investment decisions. As a result, the Funds can experience a high rate of portfolio turnover (greater than 100%) in any given fiscal year.  When this happens, a Fund can incur greater brokerage and other transaction costs which are borne by the Fund and its shareholders.  This can also result in a Fund realizing greater net short-term capital gains, distributions from which may be taxable to shareholders as ordinary income.

                The Funds have other investment strategies, policies, practices and restrictions which, together with their related risks, are also set forth in each Fund's prospectus and statement of additional information.

Comparison of Performance

The following table shows how Atlas Global Growth Fund has performed in the past. Past performance (both before and after taxes) is not an indication of future results. Since the Evergreen Intrinsic World Equity Fund has not commenced operations, performance information is not yet available.

Year-by-Year Total Return (%)

                The table below shows the percentage gain or loss for Atlas Global Growth Fund for each complete calendar year since inception.  The table should give you a general idea of the risks of investing in Atlas Global Growth Fund by showing how the Fund’s return has varied from year-to-year.  The table includes the effect of Fund expenses and the reinvestment of all dividends and distributions. Atlas Global Growth Fund's returns do not include the effect of sales charge. If a sales charge had been reflected, returns would have been lower.

Atlas Global Growth Fund
‘96	‘97	‘98	‘99	‘00	‘01	‘02	‘03	'04	'05
	24.4%	16.2%	55.9%	3.2%	-11.6%	-22.8%	40.3%	17.8%	13.0%

Best Quarter:	4th Quarter 1999	37.86%
Worst Quarter:	3rd Quarter 2002	-18.55%
Year-to-date as of 9/30/06 is 7.23%.

                The following table lists Atlas Global Growth Fund’s average annual total return over the past one and five years and since inception (through 12/31/2005). The table is intended to provide you with some indication of the risks of investing in Atlas Global Growth Fund by comparing the Fund’s performance with that of an index. At the bottom of the table, you can compare Atlas Global Growth Fund’s performance with that of the MSCI World Free Index (MSCI World Free), a broad based market index.The MSCI World Free Index is an unmanaged broad market capitalization-weighted performance benchmark for all developed markets in the world. Performance information for an index does not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or taxes. It is not possible to invest directly in an index.

Average Annual Total Returns (for the periods ended 12/31/2005)

Atlas Global Growth Fund
	1 Year	5 Years	Performance Since Inception 4/30/1996
Return Before Taxes	13.02%	4.97%	13.08%
Return After Taxes on Distributions*	13.04%	4.98%	12.04%
Return After Taxes on Distributions and Sale of Fund Shares*	8.66%	4.31%	11.14%
MSCI World Free Index	10.03%	2.64%	7.02%

* The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.   After-tax returns on distributions and the sale of Fund shares assumes a complete sale of Fund shares at the end of the measurement period, resulting in capital gains taxes or tax benefits when capital losses occur.  Actual after-tax returns will depend on your individual tax situation and may differ from those shown.  The after-tax returns shown are not relevant to you if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

For a detailed discussion of the manner of calculating total return, please see each Fund’s statement of additional information.  Generally, the calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date.

Comparison of Sales Charges and Expenses

The sales charges and expenses for the Class A shares of Evergreen Intrinsic World Equity Fund and shares of Atlas Global Growth Fund are different. For a complete description of the sales charges and expenses for each Fund, see the tables below under the caption “Shareholder Fees” and the section“Merger Information - Distribution of Shares.”

The following tables allow you to compare the sales charges of the Funds.  The table entitled "Evergreen Intrinsic World Equity Fund Pro Forma" also shows you what the sales charge will be, assuming the Merger takes place. You will not pay any front-end or contingent deferred sales charge on shares you receive in connection with the Merger.

In addition, all subsequent purchases of Class A shares by former shareholders of Atlas Global Growth Fund will be made at net asset value without the imposition of any front-end or contingent deferred sales charge ("NAV Privilege").  Former Atlas Fund shareholders will retain the NAV Privilege so long as the owner of the account remains the same as at the time of the Merger, and no additional names are added.  If an Atlas Fund shareholder transfers their account to a financial intermediary, so long as the name on the account remains the same, the NAV Privilege will remain in effect.

Shareholder Fees (fees paid directly from your investment)

Atlas Global Growth Fund		Evergreen Intrinsic World Equity Fund
Shareholder Transaction Expenses		Shareholder Transaction Expenses	Class A
Maximum sales charge imposed on purchases (as a % of offering price)	None	Maximum sales charge imposed on purchases (as a % of offering price)	5.75%**
Maximum contingent deferred sales charge (as a % of either the redemption amount or initial investment, whichever is lower)	None	Maximum contingent deferred sales charge (as a % of either the redemption amount or initial investment, whichever is lower)	None**
Redemption Fee	2.00%*

Evergreen Intrinsic World Equity Fund Pro Forma
Shareholder Transaction Expenses	Class A
Maximum sales charge imposed on purchases (as a % of offering price)	5.75%**
Maximum contingent deferred sales charge (as a % of either the redemption amount or initial investment, whichever is lower)	None**

* A redemption fee of 2% will be applied to shares that are redeemed within 60 days of their purchase. The Fund’s management has instituted this fee to discourage the short-term trading of the fund’s shares.

**Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a contingent deferred sales charge of 1.00% upon redemption within one year. All subsequent purchases of Class A shares by former shareholders of Atlas Global Growth Fund will be made at net asset value without the imposition of any front-end or contingent deferred sales charge.

The following tables allow you to compare the expenses of the Funds.  The amounts for Atlas Global Growth Fund set forth in the following table and in the examples are based on actual expenses for the fiscal year ended December 31, 2005. The table entitled “Evergreen Intrinsic World Equity Fund Pro Forma” shows you what the expenses are estimated to have been for the twelve-month period ended December 31, 2005, assuming the Merger had taken place. Since the Evergreen Intrinsic World Equity Fund has not commenced operations, information on actual expenses paid is not available.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Atlas Global Growth Fund (based on expenses for the fiscal year ended December 31, 2005)
Management Fees	Distribution and/or Service (Rule 12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses
0.77%	0.25%	0.29%	1.31%

Evergreen Intrinsic World Equity Fund Pro Forma – Class A (based on what the estimated combined expenses of Evergreen Intrinsic World Equity Fund would have been for the 12 months ended December 31, 2005 assuming the Merger had occurred)[1]

Management Fees	Distribution and/or Service (Rule 12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses
0.62%	0.25%	0.36%	1.23%

(1) Evergreen Intrinsic World Equity Fund will be the accounting survivor following the Merger.

The tables below show examples of the total fees and expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods.  The examples are intended to help you compare the cost of investing in Atlas Global Growth Fund versus Evergreen Intrinsic World Equity Fund, after the Merger, and are for illustration purposes only.  The examples assume a 5% average annual return, reinvestment of all dividends and distributions, that the applicable Fund’s operating expenses are the same as described in the applicable table above, and, for Evergreen Intrinsic World Equity Fund Pro Forma, the examples are shown both with and without the imposition of its Class A sales charge, assuming the Merger had taken place. Your actual costs may be higher or lower.

Examples of Fund Expenses

Atlas Global Growth Fund

After 1 year	$133
After 3 years	$415
After 5 years	$718
After 10 years	$1,579

Evergreen Intrinsic World Equity Fund (Class A)

Pro Forma

	Expenses With Class A Sales Charge

Expenses Without

		Class A Sales Charge*
After 1 year	$693	$125
After 3 years	$943	$390
After 5 years	$1,212	$676
After 10 years	$1,978	$1,489

*All subsequent purchases of Class A shares by former shareholders of Atlas Global Growth Fund will be made at net asset value without the imposition of any front-end or contingent deferred sales charge.

The procedures for buying, selling and exchanging shares of the Funds are similar.  For more information, see the sections entitled “Merger Information - Purchase and Redemption Procedures” and “Merger Information - Exchange Privileges.”

Who will be the Investment Advisor and Portfolio Manager of my Fund after the Mergers? What will the respective advisory fees be after the Mergers?

Management of the Funds

The overall management of each Evergreen Fund is the responsibility of, and is supervised by, the Board of Trustees of each Evergreen Trust.   (See the cover page of this Prospectus/Proxy Statement, for the list indicating which Evergreen Fund is a series of which Evergreen Trust.) The overall management of each Atlas Fund is the responsibility of, and is supervised by, the Board of Trustees of Atlas Funds.

Investment Advisor

EIMC is the investment advisor to each Evergreen Fund. Following are some key facts about EIMC:

Is a subsidiary of Wachovia Corporation, the 4th largest bank holding company in the United States based on total assets as of December 31, 2005.

Has been managing mutual funds and private accounts since 1932.

Manages over $103.9 billion in assets for the Evergreen funds as of December 31, 2005.

Is located at 200 Berkeley Street, Boston, Massachusetts 02116.

Sub-Advisors

        Tattersall Advisory Group, Inc. ("TAG") is the sub-advisor to Evergreen Core Bond Fund and Evergreen U.S. Government Fund.  There is no additional charge to these Funds for services provided by TAG.  TAG has been managing fixed income accounts since 1976 and managed over $6.3 billion in assets for six of the Evergreen funds as of December 31, 2005.  TAG is located at 6802 Paragon Place, Suite 200, Richmond, Virginia 23230.

                Metropolitan West Capital Management, LLC ("MetWest"') is the sub-advisor to the Evergreen Intrinsic World Equity Fund. MetWest has been managing investment portfolios since 1997 and managed over $3.9 billion in assets as of December 31, 2005.   MetWest is located at 610 Newport Center Drive, Suite 1000, Newport Beach, CA 92660.

Portfolio Management

The day-to-day management of each Evergreen Fund after the Mergers will be handled by the following investment professionals:

Acquiring Evergreen Funds	Portfolio Manager(s)
Evergreen Large Cap Equity Fund Evergreen Equity Index Fund Evergreen Disciplined Value Fund

William E. Zieff is a Senior Portfolio Manager and Managing Director who heads the Global Structured Products Unit of EIMC. He joined EIMC in 2000 and has more than 20 years of investment experience. Mr. Zieff has managed Evergreen Large Cap Equity Fund and Evergreen Equity Index Fund since 2000 and Evergreen Discliplined Value Fund since 2005.

Evergreen Small-Mid Growth Fund

Donald M. Bisson is a Director and Portfolio Manager with the Small/Mid Cap Growth Unit of EIMC. He joined EIMC in 1996 and has more than 16 years of investment experience. Mr. Bisson has managed the Fund since its inception in 2005.

Evergreen Envision Growth and Income Fund Evergreen Envision Growth Fund Evergreen Envision Income Fund

Matthew S. Wedding is a Senior Vice President and Managing Director for the Product Research and Solutions Team. He joined EIMC in 1993 and has more than 16 years of investment experience. Mr. Wedding has managed the Funds since their inception.

Evergreen Core Bond Fund

The team at TAG responsible for managing the Fund includes Robert A. Calhoun, CFA, who is the lead portfolio manager, Parham M. Behrooz, CFA, Eric R. Harper, CFA, Todd C. Kuimjian, CFA, and Mehmet Camurdan, CFA.

Mr. Calhoun is an Executive Managing Director and Chief Investment Officer for TAG. He joined TAG in 1988, serving first as a Research Analyst and later as Managing Director of Research. He was appointed Chief Investment Officer in 2000 and named Executive Managing Director in 2003. He has managed the Fund since 1990.

Mr. Behrooz is the Managing Director of Credit Research and Trading for TAG. He joined TAG in 1996, serving first as a Research Analyst and later as a Senior Credit Analyst, prior to being named Head of Credit Research in 2000. Mr. Behrooz was named Managing Director in 2004. He has managed the Fund since 1996.

Mr. Camurdan is a Portfolio Manager and Senior Research Analyst for TAG. He joined TAG in 1999. He has managed the Fund since 1999.

Mr. Harper is a Portfolio Managere and Senior Research Analyst for TAG. He joined TAG in September 2000. He has managed the Fund since in 2000.

Mr. Kuimjian is a Senior Commercial Mortgage-Backed and Government-related Portfolio Manager for TAG. From 1994 until joining TAG in May 2001, he served as a Senior Research Analyst for First Capital Group and a Research Analyst for Mentor Investment Advisors. He has managed the Fund since in 2001.

Evergreen U.S. Government Fund

Lisa Brown-Premo is the lead portfolio manager of the team, and Karen DiMeglio is a portfolio manager of the Fund.

Ms. Premo is a Managing Director of the Mortgage-Backed and Structured Products Group of the Customized Fixed Income team at TAG. Ms. Premo has been a portfolio manager with TAG or one of its affiliated companies since 1996. She has managed the Fund since 2000.

Ms. DiMeglio is an Associate Director and Portfolio Manager with the Limited Duration team of the Customized Fixed Income Group of TAG. Ms. DiMeglio has been with TAG or one of its predecessor companies since 1986. She has managed the Fund since 2001.

Evergreen California Municipal Bond Fund

Michael Pietronico has managed the Fund since its inception. Mr. Pietronico has been affiliated with EIMC or one of its predecessors since 2003 as a portfolio manager. He previously worked as a portfolio manager and Managing Director with OFFITBANK from 1995 through 2002, specializing in municipal securities.

Evergreen Municipal Bond Fund

Matthew M. Kiselak is a Director and Senior Portfolio Manager of the Tax Exempt Fixed Income Unit of EIMC. He has been with Evergreen or one of its predecessors since 2000 and has over 19 years of investment experience. Mr. Kiselak has managed the Fund since 2000.

Evergreen Intrinsic World Equity Fund

Howard Gleicher, CFA is the lead portfolio manager of the team, and Gary W. Lisenbee, David M. Graham and Jeffrey Peck are portfolio managers of the Fund.

Mr. Gleicher oversees the MetWest investment team and is the lead strategist on the Fund. Mr. Gleicher has been the Chief Executive Officer and Chief Investment Officer of MetWest since 1997 and has managed the Fund since its inception.

Mr. Lisenbee has been the President of MetWest since 1997 and has managed the Fund since its inception.

Mr. Graham has been a Senior Vice President and Research Analyst of MetWest since 2000 and has managed the Fund since its inception.

Mr. Peck has been the Director of Research of MetWest since 2004 and has managed the Fund since its inception. Previously, Mr. Peck was an Equity Research Analyst with Janney Montgomery Scott from 2002 to 2004 and with Bear Stearns & Co., Inc. from 1998 to 2001.

The Evergreen Funds' statements of additional information contain additional information about each Fund's portfolio manager(s), including other accounts they manage, their ownership of Fund shares and elements of their compensation.

Advisory Fees

                For its management and supervision of the daily business affairs of each Evergreen Fund, EIMC is entitled to receive an annual fee based on each Evergreen Fund’s net assets (computed as of the close of each business day) as follows:

	Advisory Fee Percentage of Net Assets (in thousands) from:
Acquiring Fund	$0 to $250	$250 to $500	$500 to $1,000	$1,000 to $1,500	$1,500 to $2,000	$2,000 to $2,500	$2,500 to $5,000	$5,000 to $8,000	$8,000 and up
Evergreen Large Cap Equity Fund	0.45%(1)
Evergreen Equity Index Fund	0.32%			0.25%
Evergreen Small-Mid Growth Fund (2)	0.70%			0.65%
Evergreen Disciplined Value Fund	0.62%			0.55%		0.50%	0.45%
Evergreen Envision Growth and Income Fund

None.

  The Fund does not pay an advisory fee directly to EIMC. Each of the underlying funds in which the Fund invests pays an advisory fee to EIMC in its capacity as investment advisor to the underlying funds, and the Fund incurs a part of those fees indirectly through its investments in the underlying funds.

Evergreen Envision Growth Fund

None.

  The Fund does not pay an advisory fee directly to EIMC. Each of the underlying funds in which the Fund invests pays an advisory fee to EIMC in its capacity as investment advisor to the underlying funds, and the Fund incurs a part of those fees indirectly through its investments in the underlying funds.

Evergreen Envision Income Fund

None.

  The Fund does not pay an advisory fee directly to EIMC. Each of the underlying funds in which the Fund invests pays an advisory fee to EIMC in its capacity as investment advisor to the underlying funds, and the Fund incurs a part of those fees indirectly through its investments in the underlying funds.

Evergreen Core Bond Fund (3)	0.32%							0.30%	0.28%
Evergreen U.S. Government Fund	0.42%	0.40%	0.37%	0.35%
Evergreen California Municipal Bond Fund	0.35%			0.32%	0.27%
Evergreen Municipal Bond Fund (4)	0.31%		0.16%
Evergreen Intrinsic World Equity Fund	0.62%			0.55%		0.50%	0.45%

(1) From December 1, 2005 until December 1, 2006, Evergreen Large Cap Equity Fund paid a monthly management fee at an annual rate of 0.30%. Beginning December 1, 2006, Evergreen Large Cap Equity Fund pays a monthly management fee at an annual rate of 0.30%. The monthly management fee will be increased, up to a maximum annual rate of 0.45%, by one-half of the amount by which the investment returns of the Fund's Class I shares exceed the return of the S&P 500 plus 0.25%. Similarly, the monthly management fee will be decreased, down to a minimum annual rate of 0.15%, by one-half of the amount by which the Fund's investment return is less than the return of the S&P 500 minus 0.25%. The fee will be paid monthly based on the Fund's performance for a rolling 36-month period ending with the month for which the fee is calculated (subject to transition rules during the 24-month period beginning December 1, 2006). Any adjustment to the management fee will be applied based on the Fund's average daily net assets over the same period for which the adjustment is calculated. For examples of the calculation of the performance fee, please see the section of the Fund's prospectus entitled "The Fund's Investment Advisor." See Evergreen Large Cap Equity Fund's statement of additional information dated February 1, 2006, as supplemented from time to time, for a detailed description of the calculation of the management fee.

(2) EIMC has agreed to waive fees and/or reimburse expenses in order to limit the Annual Total Annual Fund Operating Expenses of Evergreen Small-Mid Growth Fund to 1.22% for Class A through October 10, 2007.

(3) Based on average daily net assets of Evergreen Core Bond Fund and Evergreen VA Core Bond Fund.

(4) EIMC also receives 2% of Evergreen Municipal Bond Fund's gross dividend and interest income.

                Each of the Evergreen Funds paid the following amounts to EIMC in aggregate advisory fees as of each Fund's fiscal year end:

Acquiring Funds	Fiscal Year End	Advisory Fees Paid
Evergreen Large Cap Equity Fund	September 30, 2005	0.61%
Evergreen Equity Index Fund	July 31, 2006	0.00%
Evergreen Small-Mid Growth Fund	September 30, 2006	0.70%*
Evergreen Disciplined Value Fund	July 31, 2006	0.62%
Evergreen Envision Growth and Income Fund	December 31, 2006	0.00%**
Evergreen Envision Growth Fund	December 31, 2006	0.00%**
Evergreen Envision Income Fund	December 31, 2006	0.00%**
Evergreen Core Bond Fund	April 30, 2006	0.22%
Evergreen U.S. Government Fund	April 30, 2006	0.41%
Evergreen California Municipal Bond Fund	March 31, 2006	0.35%
Evergreen Municipal Bond Fund	May 31, 2006	0.34%
Evergreen Intrinsic World Equity Fund	October 31, 2006	N/A***

* Estimated for the fiscal year ended September 30, 2006.

**The Fund does not pay an advisory fee directly to EIMC. Each of the underlying funds in which the Fund invests pays an advisory fee to EIMC in its capacity as investment advisor to the underlying funds, and the Fund bears a part of those fees indirectly through its investments in the underlying funds.

*** Since the Fund has not commenced operations as of the date of this Prospectus/Proxy Statement, the Fund has paid no advisory fees.

Sub-Advisory Fees

                EIMC pays a portion of its advisory fee to TAG for its services and will pay a portion of its advisory fee to MetWest, when Evergreen Intrinsic World Equity Fund commences operations.

Are there any legal proceedings pending against the Evergreen funds and/or EIMC?

                Since September, 2003, governmental and self-regulatory authorities have instituted numerous ongoing investigations of various practices in the mutual fund industry, including investigations relating to revenue sharing, market-timing, late trading and record retention, among other things.  The investigations cover investment advisors, distributors and transfer agents to mutual funds, as well as other firms.  EIMC, Evergreen Investment Services, Inc. and Evergreen Service Company, LLC (collectively, “Evergreen”) have received subpoenas and other requests for documents and testimony relating to these investigations, are endeavoring to comply with those requests, and are cooperating with the investigations.  Evergreen is continuing its own internal review of policies, practices, procedures and personnel, and is taking remedial action where appropriate.

                In connection with one of these investigations, on July 28, 2004, the staff of the SEC informed Evergreen that the staff intends to recommend to the SEC that it institute an enforcement action against Evergreen.  The SEC staff’s proposed allegations relate to (i) an arrangement pursuant to which a broker at one of EIMC’s affiliated broker-dealers had been authorized, apparently by an EIMC officer (who is no longer with EIMC), to engage in short-term trading, on behalf of a client, in Evergreen Mid Cap Growth Fund (formerly Evergreen Emerging Growth Fund and prior to that known as Evergreen Small Company Growth Fund) during the period December, 2000, through April, 2003, in excess of the limitations set forth in the fund’s prospectus, (ii) short-term trading from September, 2001, through January, 2003, by a former Evergreen portfolio manager of Evergreen Precious Metals Fund, a fund he managed at the time, (iii) the sufficiency of systems for monitoring exchanges and enforcing exchange limitations as stated in the funds’ prospectuses, and (iv) the adequacy of e-mail retention practices.  In connection with the activity in Evergreen Mid Cap Growth Fund, EIMC reimbursed the fund $378,905, plus an additional $25,242, representing what EIMC calculated at that time to be the client’s net gain and the fees earned by EIMC and the expenses incurred by the fund on the client’s account.  In connection with the activity in Evergreen Precious Metals Fund, EIMC reimbursed the fund $70,878, plus an additional $3,075, representing what EIMC calculated at that time to be the portfolio manager’s net gain and the fees earned by EIMC and expenses incurred by the fund on the portfolio manager’s account.   Evergreen is currently engaged in discussions with the staff of the SEC concerning its recommendation.

                The staff of the National Association of Securities Dealers (NASD) has notified Evergreen Investment Services, Inc. ("EIS") that it has made a preliminary determination to recommend that disciplinary action be brought against EIS for certain violations of the NASD’s rules. The recommendation relates principally to allegations that EIS (i) arranged for fund portfolio trades to be directed to broker-dealers (including Wachovia Securities, LLC, an affiliate of EIS) that sold Evergreen fund shares during the period of January 2001 to December 2003 and (ii) provided non-cash compensation by sponsoring offsite meetings attended by Wachovia Securities, LLC brokers during that period. EIS is cooperating with the NASD staff in its review of these matters.

                Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties or injunctions regarding Evergreen, restitution to mutual fund shareholders and/or other financial penalties and structural changes in the governance or management of Evergreen’s mutual fund business.  Any penalties or restitution will be paid by Evergreen and not by the Evergreen Funds.

                In addition, the Evergreen funds and EIMC and certain of its affiliates are involved in various legal actions, including private litigation and class action lawsuits.  EIMC does not expect that any of such legal actions currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds or on EIMC’s ability to provide services to the Evergreen funds.

                Although Evergreen believes that neither the foregoing investigations described above nor any pending or threatened legal actions will have a material adverse impact on the Evergreen funds, there can be no assurance that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses, or that they will not have other adverse consequences on the Evergreen funds.

What will be the primary federal tax consequences of the Mergers?

It is intended that the Merger will be tax-free to shareholders for federal income tax purposes, although this result is not free from doubt. This means that neither shareholders nor the Funds will recognize a gain or loss directly as a result of the Mergers. However, because an Atlas Fund’s Merger will end the tax year of that Fund, the Merger may accelerate distributions from the Atlas Fund to shareholders.

The cost basis and holding period of shares in an acquired Atlas Fund will carry over to new shares in an acquiring Evergreen Fund. At any time prior to the consummation of the Merger, a shareholder may redeem shares, likely resulting in recognition of gain or loss to the shareholder for federal income tax purposes if the shareholder holds the shares in a taxable account.

Certain other tax consequences are discussed below under “Federal Income Tax Consequences.”

MERGER INFORMATION

Reasons for the Mergers

On October 1, 2006, and after approval by shareholders of both companies, Golden West Financial Corporation, the sole shareholder of Atlas Advisers, Inc., merged into a wholly-owned subsidiary of Wachovia Corporation.  Prior to that merger, subsidiaries of Wachovia Corporation and Golden West  Financial Corporation had managed the Evergreen family of funds and the Atlas family of funds, respectively.  Since October 1, 2006, management of this newly-combined financial services company has evaluated funds within the Atlas and Evergreen mutual fund families for opportunities to combine funds in a manner that serves the interests of shareholders of both groups.   The objective of the analysis was to ensure that a consolidated Atlas and Evergreen fund family offered a streamlined, more complete, and competitive set of mutual funds, while serving the interests of the shareholders.

At a meeting held on November 14, 2006, the Board of Trustees of Atlas Funds (the "Board"), including the Independent Trustees, considered and approved each Merger. With respect to each Merger, the Atlas Trustees determined that each Merger was in the best interests of each Atlas Fund and its shareholders and that the interests of existing shareholders of each Atlas Fund would not be diluted as a result of the transactions contemplated by each Merger.  In addition, with respect to each Merger, the Trustees of the relevant Evergreen Trusts considered and approved each Merger at a meeting held on December 6 and 7, 2006.  With respect to each Merger, the Trustees determined that each Merger was in the best interests of each Evergreen Fund and its shareholders, and that the interests of existing shareholders of each Evergreen Fund would not be diluted as a result of the transactions contemplated by the Mergers.   Before approving each Plan, the Board of the Atlas Funds reviewed various factors about the Funds and the proposed Mergers. The Board considered the relative size of the Funds as well as the similarity of the Funds’ investment goals, policies and strategies. Where applicable, the Board evaluated the potential economies of scale associated with larger mutual funds and concluded that operational efficiencies may be achieved by combining each Atlas Fund with the relevant Evergreen Fund.  As of September 30, 2006, the total assets of each Atlas Fund and each Evergreen Fund were as follows:

Acquired Fund	Assets as of 9/30/2006	Acquiring Fund	Assets as of 9/30/2006
Atlas Strategic Growth Fund	$95 Million	Evergreen Large Cap Equity Fund	$1.9 Billion
Atlas Growth Opportunities Fund	$417 Million
Atlas S&P 500 Index Fund	$116 Million	Evergreen Equity Index Fund	$ 849 Million
Atlas Emerging Growth Fund	$92 Million	Evergreen Small-Mid Growth Fund	$22 Million
Atlas Value Fund	$120 Million	Evergreen Disciplined Value Fund	$685 Million
Atlas Dual Focus Fund	$60 Million
Atlas Independence Flagship Fund	$155 Million	Evergreen Envision Growth and Income Fund	$6 Million
Atlas Independence Star Spangled Fund	$7 Million	Evergreen Envision Growth Fund	$7 Million
Atlas Independence Eagle Bond Fund	$17 Million	Evergreen Envision Income Fund	$2 Million
Atlas American Enterprise Bond Fund	$60 Million	Evergreen Core Bond Fund	$4.3 Million
Atlas U.S. Government and Mortgage Securities Fund	$207 Million	Evergreen U.S. Government Fund	$541 Million
Atlas California Municipal Bond Fund	$533 Million	Evergreen California Municipal Bond Fund	$50 Million
Atlas National Municipal Bond Fund	$162 Million	Evergreen Municipal Bond Fund	$888 Million
Atlas Global Growth Fund	$406 Million	Evergreen Intrinsic World Equity Fund	N/A*

* The Fund has not commenced operations as of the date of this Prospectus/Proxy Statement.

By merging into an Evergreen Fund, shareholders of each of the Atlas Funds will have the benefit of a larger fund family, similar investment goals and policies, and greater investment flexibility.

The Board of Atlas Funds also considered the past performance history and the relative expenses for each Atlas Fund in comparison with its respective Evergreen Fund. The following paragraphs compare that information for each proposed Merger.

For the proposed Merger of each of Atlas Strategic Growth Fund and Atlas Growth Opportunities Fund into Evergreen Large Cap Equity Fund, the performance for each of the past one-, three-, and five-year as well as year-to-date periods ended September 30, 2006 has been higher for Evergreen Large Cap Equity Fund than for either Atlas Strategic Growth Fund or Atlas Growth Opportunities Fund.

                The Board of the Atlas Funds also considered the relative expenses of the Atlas Strategic Growth Fund and Atlas Growth Opportunities Fund as compared to those of Evergreen Large Cap Equity Fund. They noted that the expense ratio of Evergreen Large Cap Equity Fund is currently, and is projected to remain after the Merger lower than that of each of Atlas Strategic Growth Fund or Atlas Growth Opportunities Fund, both before and after the Merger.

                For the proposed merger of Atlas S&P 500 Index Fund into Evergreen Equity Index Fund, the Board of the Atlas S&P 500 Index Fund noted that although the performance returns for each of the past one-, three-, and five-year as well as year-to-date periods ended September 30, 2006have been slightly higher for Atlas Equity Index Fund, ,the relative expenses of the Atlas S&P 500 Index Fundas compared to those of Evergreen Equity Index Fundhave been lower than that of Atlas S&P 500 Index Fund, both before and after the Merger.

                For the proposed merger of Atlas Emerging Growth Fund into Evergreen Small-Mid Growth Fund, the performance returns for each of the past one-, three-, and five-year as well as year-to-date periods endedSeptember 30, 2006 have been higher for the Evergreen Small-Mid Growth Fund.

The Board of the Atlas Funds also considered the relative expenses of the Atlas Emerging Growth Fundas compared to those of Evergreen Small-Mid Growth Fund. They noted that the expense ratio of the Evergreen Small-Mid Growth Fund is lower than that of Atlas Emerging Growth Fund, both before and after the Merger.

For the proposed Merger of Atlas Value Fund and Atlas Dual Focus Fund into Evergreen Disciplined Value Fund, the performance for each of the last one-, three-, and five-year as well as year-to-date periods ended September 30, 2006 has been higher for Evergreen Disciplined Value Fund than for either Atlas Value Fund or Atlas Dual Focus Fund.

                The Board of the Atlas Funds also considered the relative expenses of the Atlas Value Fund and Atlas Dual Focus Fund as compared to those of Evergreen Disciplined Value Fund. They noted that the expense ratio of Evergreen Disciplined Value Fund is currently and is projected to remain after the Merger, lower than that of either Atlas Value Fund or Atlas Dual Focus Fund, both before and after the Merger.

                For the proposed merger of Atlas Independence Flagship Fund into Evergreen Envision Growth and Income Fund, the performance for the past one year and year-to-date periods ended September 30, 2006has been higher for the Evergreen Envision Growth and Income Fund.

The Board of the Atlas Independence Flagship Funds also considered the relative expenses of the Atlas Independence Flagship Fundas compared to those of Evergreen Envision Growth and Income Fund. They noted that the expense ratio of the Evergreen Envision Growth and Income Fund is lower than that of Atlas Independence Flagship Fund both before and after the Merger.

                For the proposed merger of Atlas Independence Star Spangled Fund into Evergreen Envision Growth Fund, the performance for the past one year and year-to-date periods ended September 30, 2006  have been higher for the Evergreen Envision Growth Fund.

The Board of the Atlas Independence Star Spangled Funds also considered the relative expenses of the Atlas Independence Star Spangled Fundas compared to those of Evergreen Envision Growth Fund. They noted that the expense ratio of the Evergreen Envision Growth Fund is lower than that of Atlas Independence Star Spangled Fund both before and after the Merger.

                For the proposed merger of Atlas Independence Eagle Bond Fund into Evergreen Envision Income Fund, the performance for each of the past one year and year-to-date periods ended September 30, 2006  have been higher for the Evergreen Envision Income Fund.

For the Merger of Atlas American Enterprise Bond Fund into Evergreen Core Bond Fund, the Trustee’s considered that, excluding sales charges, the 3-year performance returns for the periods ended September 30, 2006 were higher for the Evergreen Core Bond Fund (3.06%) than for Atlas American Enterprise Bond Fund (2.81%).  Due to the more recent inception of Atlas American Enterprise Bond Fund, there was no longer-term period available for comparison.  While the year-to-date and 1-year performance returns have been slightly higher for Atlas American Enterprise Bond Fund, excluding sales charges, the Board gave more weight to the longer-term performance records.

The Board of the Atlas Funds also considered the relative expenses of Atlas American Enterprise Bond Fundas compared to those of Evergreen Core Bond Fund. They noted that the expense ratio of the Evergreen Core Bond Fund is lower than that of Atlas American Enterprise Bond Fund, both before and after the Merger.

For the Merger of Atlas U.S. Government and Mortgage Securities Fund into Evergreen U.S. Government Fund, excluding sales charges, the 3-year and 5-year performance returns for the periods ended September 30, 2006 have been higher for Evergreen U.S. Government Fund, while the year-to-date and 1-year performance returns have been lower.  While the year-to-date and 1-year performance returns have been slightly higher for Atlas U.S. Government and Mortgage Securities Fund, the Board lent more weight to the longer-term performance records, which were higher for Evergreen U.S. Government Fund.

The Board of the Atlas Funds also considered the relative expenses of Atlas U.S. Government and Mortgage Securities Fundas compared to those of Evergreen U.S. Government Fund and the comparison of such expenses to the proforma estimate expenses for Evergreen U.S. Government Fund assuming the Merger had occurred.   They noted that both the Total Annual Fund Operating Expenses were lower for Evergreen U.S. Government Fund, and that the projected expenses for a combined fund were even lower.

For the Merger of Atlas California Municipal Bond Fund into Evergreen California Municipal Bond Fund, excluding sales charges, year-to-date, 1-year and 5-year performance returns for the periods ended September 30, 2006 were higher for Evergreen California Municipal Bond Fund, while the 3-year performance for Evergreen California Municipal Bond Fund was lower.  Performance results for each period considered fell within a fairly narrow range.

The Board of the Atlas Funds also considered both the relative expenses of Atlas California Municipal Bond Fundas compared to those of Evergreen California Municipal Bond Fund, and comparisons of each fund to proforma estimated expenses of a combined fund. They noted that while Total Annual Fund Operating Expenses for each fund were similar (0.93% for Atlas California Municipal Bond Fund and 0.99% for Evergreen California Municipal Bond Fund), significant economies of scale could be achieved with a combined fund, which projects to have Total Annual Fund Operating Expenses of 0.84%.

                Atlas California Municipal Bond Fund is managed for current income.  Yield may be lower in a combined fund that is managed for total return.  In addition to current income, funds managed for total return look for appreciation on their investments to generate performance results.  Because they are less focused on current income, total return funds may have lower yields than current income funds.  For example, although the 1-year performance as of September 30, 2006 was higher for Evergreen California Municipal Bond Fund (4.46%) than Atlas California Municipal Bond Fund (4.11%), the distribution yield was higher for Atlas California Municipal Bond Fund (3.48%) than Evergreen California Municipal Bond Fund (3.08%), which is managed for total return.  While yield may be important to some investors, the Board believes that total performance returns are often considered more important to many fund investors, as they represent the full gain on their investments.

For the Merger of Atlas National Municipal Bond Fund into Evergreen Municipal Bond Fund, excluding sales charges, the year-to-date, 1-year, 3-year and 5-year performance returns for the periods ended September 30, 2006 have been higher for Evergreen Municipal Bond Fund.

The Board of the Atlas Funds also considered the relative expenses of Atlas National Municipal Bond Fundas compared to those of Evergreen Municipal Bond Fund.   They noted that both Total Expenses and Net Expenses were lower for Evergreen Municipal Bond Fund.  Expenses for a combined fund are expected to be slightly lower than those of Evergreen Municipal Bond Fund.

                The historical activities of Atlas Global Growth Fund will be carried out by the newly created Evergreen Intrinsic World Equity Fund, as a part of the larger Evergreen family of funds. The Board considered the benefit of adding a product identical to Atlas Global Growth Fund to the Evergreen family of funds.

In addition, the Board of Atlas Funds considered among other things:

the terms and conditions of each Merger;

the fact that no Merger would result in the dilution of shareholders’ interests;

the compatibility of and differences between the Funds’ investment goals, policies, risks and principal investment strategies;

the fact that EIMC and not shareholders will bear the expenses incurred by each Atlas Fund and each Evergreen Fund in connection with the Merger;

the fact that each Evergreen Fund will assume all of the liabilities of each Atlas Fund;

the Funds' relative asset sizes;

the relative differences in the Funds' sales charges and the fact that following the Mergers, former Atlas Fund shareholders will have an exemption from front-end and contingent deferred sales charges of the Evergreen Fund family;

the fact that each Merger is expected to be tax-free for federal income tax purposes;

the fact that no gain or loss is expected to be recognized by shareholders for federal income tax purposes as a result of each Merger;

respective tax positions of each Fund as described below;

alternatives available to shareholders of each of the Atlas Funds, including the ability to redeem their shares;

the investment experience, expertise and resources of EIMC;

the SEC and NASD action investigation as described under "Summary of the Mergers" in this Prospectus/Proxy Statement; and

the service features and distribution resources available to shareholders of the Funds and the anticipated increased array of investment alternatives available to shareholders of the Evergreen family of funds.

                More specifically, with respect to the proposed Mergers the Board of the Atlas Funds made the following determinations, among others:

                The Board noted that the proposed Mergers would combine the Atlas Funds with a significantly larger fund family with a broader product line, including offerings that have similar investment objectives and strategies, which should result in a combined investment profile comparable to those of the shareholders’ current investments, while also providing opportunity to access a more diverse array of shareholder services.  The Board also considered the larger net asset size after each Merger should allow costs to be spread over a larger base and can potentially lower portfolio transaction and other expenses.  The Board also noted with approval the tax-free design of each Merger, the absence of dilution to shareholders and that shareholders will not bear expenses incurred in connection with the Merger.  The Board gave weight to the potential for lower total operating expenses for all classes, in some cases after considering voluntary fee waivers of the Evergreen Fund adviser. The Board also considered the larger portfolio management team and staff of investment professionals and greater depth of related resources at EIMC.

                In connection with their consideration of each Merger, the Board of Atlas Funds met with counsel to each Atlas Fund regarding the legal issues involved.

                Accordingly, for the reasons noted above, together with other factors and information considered relevant, and recognizing that there can be no assurance that any economies of scale or other benefits will be realized,the Board of Atlas Funds concluded that each of the proposed Mergers would be in the best interests of the applicable Atlas Fund and its shareholders.

            In addition, the Trustees of each of the relevant Evergreen Trusts approved each Merger on behalf of each Evergreen Fund and its shareholders.

Agreements and Plans of Reorganization

The following summary is qualified in its entirety by reference to each Plan (a form of which is attached as Exhibit A to this Prospectus/Proxy Statement).

Each Plan provides that an Evergreen Fund will acquire all of the assets of the corresponding Atlas Fund in exchange for Class A shares of the Evergreen Fund and the assumption by the Evergreen Fund of all of the liabilities of its corresponding Atlas Fund on or about May 18 or May 25, 2007 or such other date as may be agreed upon by the parties (the “Closing Date”). Prior to the Closing Date, the Atlas Fund will endeavor to discharge all of its known liabilities and obligations that are due and payable as of the Closing Date.   The applicable Evergreen Fund will provide the Trustees and officers of Atlas Funds with certain indemnifications as set forth in each Plan.

  Shareholders of each Atlas Fund will receive Class A shares of the corresponding Evergreen Fund. The number of full (and fractional, if any) Class A shares of the Evergreen Fund to be received by the shareholders of the Atlas Fund will be determined by multiplying the number of full (and fractional, if any) shares of the Atlas Fund by a factor which shall be computed by dividing the net asset value per share of the shares of the Atlas Fund by the net asset value per share of the Class A shares of the Evergreen Fund. Such computations will take place as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4:00 p.m. Eastern Time, on the business day immediately prior to the Closing Date (the “Valuation Time”). The net asset value per share of each class of shares of each Fund will be determined by dividing assets, less liabilities, in each case attributable to the respective class, by the total number of outstanding shares. The Evergreen Fund will then issue Class A shares to its corresponding Atlas Fund to be distributed to Atlas Fund shareholders in exchange for their shares of the Atlas Fund.

State Street Bank and Trust Company, the custodian for each Evergreen Fund, and Investors Bank & Trust Company, the custodian of each Atlas Fund at the time of the Mergers, will compute the net asset value per share of each of the Evergreen Fund’s and the Atlas Fund's portfolio of securities, respectively.

On or as soon after the Closing Date as is conveniently practicable, the Atlas Fund will liquidate and distribute pro rata to its shareholders of record as of the close of business on the Closing Date the full and fractional shares of the Evergreen Fund received by the Atlas Fund.  Such liquidation and distribution will be accomplished by the establishment of accounts in the names of the Atlas Fund’s shareholders on the Evergreen Fund’s share records which are maintained by its transfer agent.  Each account of the Atlas Fund's shareholders will receive the respective pro rata number of full and fractional shares of the Evergreen Fund due to such shareholders.  All issued and outstanding shares of the Atlas Fund, including those represented by certificates, will be canceled.  The shares of the Evergreen Fund to be issued will have no preemptive or conversion rights.  After these distributions and the winding up of its affairs, the Atlas Fund will be terminated as a series of the Atlas Funds.

The consummation of each Merger is subject to the conditions set forth in the applicable Plan, including among other things:

approval by the applicable Atlas Fund’s shareholders;

the accuracy of various representations and warranties;

and receipt of opinions of counsel, including opinions with respect to those matters referred to in “Federal Income Tax Consequences” below;

declaration of a dividend or dividends by each Atlas Fund to distribute all of its undistributed net investment income and net capital gains;

receipt of all necessary consents, orders and permits from federal, state and local regulatory authorities; and

effectiveness under applicable law of the registration statement of the Evergreen Trusts of which this Combined Prospectus/Proxy Statement forms a part and the absence of any stop orders under the Securities Act of 1933, as amended, pertaining thereto.

Notwithstanding the approval by an Atlas Fund’s shareholders, a Plan may be terminated (a) by the mutual agreement of the Atlas Fund and the Evergreen Fund; or (b) at or prior to the Closing Date by either party (i) because of a breach by the other party of any representation, warranty, or agreement contained therein to be performed at or prior to the Closing Date if not cured within 30 days, or (ii) because a condition to the obligation of the terminating party has not been met and it reasonably appears that it cannot be met.

Whether or not the Mergers are consummated, EIMC will pay the expenses incurred by each Atlas Fund and Evergreen Fund in connection with the Mergers (including the cost of a proxy-soliciting agent). No portion of the expenses will be borne directly or indirectly by any Atlas Fund, the Evergreen Fund, or their respective shareholders. Each Atlas Fund and each Evergreen Fund will bear its own brokerage and other similar expenses in connection with the Mergers.

           If the Atlas Fund shareholders do not approve a Merger, the Trustees of Atlas Funds will consider other possible courses of action in the best interests of the applicable Atlas Fund and its shareholders.

Federal Income Tax Consequences

                Each Merger is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). As a condition to the closing of each Merger, each Atlas Fund and Evergreen Fund will receive an opinion from Ropes & Gray LLP to the effect that, although not free from doubt, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, for federal income tax purposes:

(1)       The transfer of all of the assets of the Atlas Fund solely in exchange for shares of the relevant Evergreen Fund and the assumption by the Evergreen Fund of the liabilities of the Atlas Fund followed by the distribution of the Evergreen Fund's shares to the shareholders of the Atlas Fund in liquidation of the Atlas Fund will constitute a “reorganization” within the meaning of section 368(a) of the Code, and the Evergreen Fund and the Atlas Fund will each be a “party to a reorganization” within the meaning of section 368(b) of the Code;

(2)       No gain or loss will be recognized by the Evergreen Fund upon the receipt of the assets of the relevant Atlas Fund solely in exchange for the shares of the Evergreen Fund and the assumption by the Evergreen Fund of the liabilities of the Atlas Fund;

(3)       No gain or loss will be recognized by the Atlas Fund on the transfer of its assets to the relevant Evergreen Fund in exchange for the Evergreen Fund's shares and the assumption by the Evergreen Fund of the liabilities of the Atlas Fund or upon the distribution (whether actual or constructive) of the Evergreen Fund's shares to the Atlas Fund's shareholders in exchange for their shares of the Atlas Fund;

(4)       No gain or loss will be recognized by the Atlas Fund's shareholders upon the exchange of their shares of the Atlas Fund for shares of the relevant Evergreen Fund in liquidation of the Atlas Fund;

(5)       The aggregate tax basis of the shares of the Evergreen Fund received by each shareholder of the relevant Atlas Fund pursuant to the Merger will be the same as the aggregate tax basis of the shares of the relevant Atlas Fund held by such shareholder immediately prior to the Merger, and the holding period of the shares of the Evergreen Fund received by each shareholder of the Atlas Fund will include the period during which the shares of the Atlas Fund exchanged therefor were held by such shareholder (provided that the shares of the Atlas Fund were held as a capital asset on the date of the Mergers); and

The tax basis of the assets of the Atlas Fund acquired by the relevant Evergreen Fund will be the same as the tax basis of such assets to the Atlas Fund immediately prior to the Merger, and the holding period of such assets in the hands of the Evergreen Fund will include the period during which such assets were held by the relevant Atlas Fund.

                Ropes & Gray LLP will express no view with respect to the effect of the Mergers on any transferred asset as to which any unrealized gain or loss is required to be recognized at the end of a taxable year (or on the termination or transfer thereof) under federal income tax principles.

                The opinion will be based on certain factual certifications made by officers of the Atlas Funds and corresponding Evergreen Funds and will also be based on customary assumptions.  The opinion will note and distinguish certain published precedent; it is possible that the IRS could disagree with Ropes & Gray LLP’s opinion.

                Opinions of counsel are not binding upon the Internal Revenue Service or the courts.  If any of the Mergers is consummated but does not qualify as a tax-free reorganization under the Code, a shareholder of the relevant Atlas Fund would recognize a taxable gain or loss equal to the difference between his or her tax basis in his or her Atlas Fund shares and the fair market value of the Evergreen Fund shares he or she received.  Shareholders of the Atlas Funds should consult their tax advisors regarding the effect, if any, of the proposed applicable Merger in light of their individual circumstances.  Since the foregoing discussion relates only to the federal income tax consequences of the applicable Merger, shareholders of an Atlas Fund should also consult their tax advisors as to the state and local tax consequences, if any, of the applicable Merger.

                A substantial portion of the portfolio assets of the Atlas Funds will be sold in connection with the Mergers.  The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the relevant Atlas Fund’s basis in such assets.  Any net capital gains recognized in these sales will be distributed to Atlas Fund shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to year of sale, and such distributions will be taxable to shareholders.

                In addition, since the shareholders of the Atlas Funds will receive shares of the relevant Evergreen Fund, they will be allocated a proportionate share of any “built-in” (unrealized) gains in the relevant Evergreen Fund’s assets, as well as any taxable gains realized by the relevant Evergreen Fund but not distributed to its shareholders prior to the relevant Merger, when such gains are eventually distributed by the relevant Evergreen Fund.  In particular, if the Mergers were to have taken place on September 30, 2006, for each of the Mergers of (1) Atlas Strategic Growth Fund into Evergreen Large Cap Equity Fund, (2) Atlas S&P 500 Index Fund into Evergreen Equity Index Fund, and (3) Atlas Dual Focus Fund and Atlas Value Fund into Evergreen Disciplined Value Fund, the surviving Evergreen funds would have had significantly higher built-in gains as a percentage of their net asset values than the relevant acquired Atlas Funds prior to the Merger, because as of that date the acquiring Evergreen Fund had significantly higher built-in gains and was significantly greater in size than the acquired Atlas Fund.  Specifically, at September 30, the combined Atlas Strategic Growth and Evergreen Large Cap Equity Fund would have had an estimated 20.5% of built-in gains compared to a 42.9% built-in loss for Atlas Strategic Growth Fund alone; the combined Atlas S&P 500 Index and Evergreen Equity Index Fund would have had an estimated 40.0% of built-in gains compared to 16.2% in built-in gains for Atlas S&P 500 Index Fund alone; the combined Atlas Dual Focus, Atlas Value, and Evergreen Disciplined Value Fund would have had an estimated 11.1% of built-in gains compared to  5.4% in built in gains for Atlas Value Fund alone and 11.7% of built in loss for Atlas Dual Focus Fund alone.  Of course, it is impossible to predict when, or even whether, a Fund will actually realize any built-in gains or losses, and it is not possible to predict with accuracy the ultimate impact of the Fund's built-in gains/losses on a shareholder's tax position. Differences in amounts of built-in gains between other Atlas Funds and corresponding Evergreen Funds are generally smaller than those described above, although any such differences could have similar tax effects for shareholders.

                Prior to the closing of the Mergers, the Atlas Funds will, and the Evergreen Funds may, declare a distribution to shareholders, which together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net capital gains, including those realized on disposition of portfolio securities in connection with the Mergers (after reduction by any available capital loss carryforwards), if any, through the closing of the Mergers. Such distributions will be taxable to shareholders.

                An Evergreen Fund’s ability to use the pre-Merger losses of the applicable Atlas Fund to offset post-Merger gains of the combined fund is expected to be limited as a result of the Merger due to the application of loss limitation rules under federal tax law.  In addition, for five years beginning after the Closing Date, the acquiring Evergreen Fund will not be allowed to offset gains built in to either Fund at the time of the Merger against capital losses (including capital loss carry forwards) built in to the other Fund.  The effect of these limitations, however, will depend on the amount of losses in each Fund at the time of the Mergers. As a result, under certain circumstances, the acquired Atlas Fund shareholders could receive taxable distributions earlier than they would had the Mergers not occurred.  Based on estimated information as of September 30, 2006, the capital loss carryforwards of two Atlas Funds, Atlas Strategic Growth Fund and Atlas Dual Focus Fund, will be subject to annual limitation as a result of the Merger.  In addition, because of the annual limitation on capital loss carryforwards and the expiration date of such capital loss carryforwards, at least half of the capital loss carryforwards of the Atlas Strategic Growth Fund are expected to be unavailable for use by the Acquiring Fund.  Further, in the case of each of these two funds the acquiring Evergreen Fund had significantly lower capital loss carryforwards as a percentage of net assets or no capital loss carryforwards as of that date and was significantly greater in size than the acquired Atlas Fund.  Therefore, if the Mergers were to have taken place on September 30, 2006, (1) the combined Atlas Strategic Growth and Evergreen Large Cap Equity Fund would have had capital loss carryforwards available to offset the combined fund’s future gains equal to only 7.2% of the net asset value of the combined fund, while as of that date, Atlas Strategic Growth Fund had capital loss carryforwards equal to 53.6% of the net asset value of the fund; and (2) the combined Atlas Dual Focus, Atlas Value Fund, and Evergreen Disciplined Value Fund would have had capital loss carryforwards equal to only 0.1% of the net asset value of the fund, while as of that date, Atlas Dual Focus Fund had capital loss carryforwards equal to 11.7% of the Fund’s net asset value.

                Based on estimated information as of September 30, 2006, each of the other merging Atlas Funds had capital loss carryforwards equal to less than 10% of the net asset value of the Atlas Fund; the Mergers may substantially eliminate any benefit of any such loss carryforwards to the shareholders of those Funds.

Pro-forma Capitalization

                Information concerning the pro forma capitalization of each Fund is contained in Exhibit C to this Prospectus/Proxy Statement.

Distribution of Shares

EIS, a subsidiary of Wachovia Corporation, acts as underwriter of the shares of each Evergreen Fund. Atlas Securities, Inc. ("Atlas Securities"), also a subsidiary of Wachovia Corporation, acts as underwriter of shares of each Atlas Fund. The underwriters distribute each Fund’s shares directly or through broker-dealers, banks (including Wachovia Bank, N.A.), or other financial intermediaries. The Evergreen Funds involved in the proposed Mergers offer between two and six of the following classes of shares:  Class A, Class B, Class C, Class I, Class R and Class IS.  Only Class A shares are involved in the Mergers.  Each Atlas Fund offers one class of shares, and such class is involved in the Mergers.  Each class of the Evergreen Fund shares has a separate distribution arrangement and bears its own distribution expenses (See “Distribution-Related and Shareholder Servicing-Related Expenses” below).

The following is a summary description of charges and fees for the Class A shares of each Evergreen Fund that will be received by the relevant Atlas Fund shareholders in the Mergers.  More detailed descriptions of the distribution arrangements applicable to the Class A shares of the Evergreen Fund and shares of the Atlas Fund are contained in each Fund’s prospectus and statement of additional information.

Sales Charges and Other Related Fees.Class A shares of each Evergreen Fund may pay a front-end initial sales charge of up to 5.75% of the offering price and, as indicated below, are subject to distribution-related fees.  For a description of the front-end sales charge applicable to the purchase of Class A shares see “How to Choose the Share Class that Best Suits You” in the prospectus of each Evergreen Fund.  No front-end sales charge will be imposed on Class A shares of the Evergreen Fund received by the Atlas Fund shareholders as a result of the Mergers. Each Evergreen Fund does not charge a redemption fee.

All subsequent purchases of Class A shares by former Atlas Fund shareholders will be made at net asset value without the imposition of any front-end or contingent deferred sales charge ("NAV Privilege").  Former Atlas Fund shareholders will retain the NAV Privilege so long as the owner of the account remains the same as at the time of the Merger, and no additional names are added.  If an Atlas Fund shareholder transfers their account to a financial intermediary, so long as the name on the account remains the same, the NAV Privilege will remain in effect.

No Atlas Fund imposes a sales charge for purchases of its shares. No Atlas Fund charges a redemption fee (except for Atlas Global Growth Fund which applies a redemption fee of 2.00% to shares that are redeemed within 60 days of their purchase).  See “Summary of the Merger” in this document and “Risk/Return Summary and Fund Expenses” in each Atlas Fund’s prospectus for more information.

Distribution-Related and Shareholder Servicing-Related Expenses.Each Evergreen Fund has adopted a Rule 12b-1 Plan with respect to its Class A shares under which the class may pay for distribution-related expenses at an annual rate which may not exceed 0.75% of the average daily net assets attributable to Class A.  Payments with respect to Class A shares are currently limited to 0.30% of the average daily net assets attributable to Class   (except for Evergreen Large Cap Equity Fund, Evergreen Equity Index Fund, Evergreen Disciplined Value Fund and Evergreen Intrinsic World Equity Fund, all of which are currently limited to 0.25% of the average daily net assets attributable to Class A). This amount may be increased to the full plan rate for each Evergreen Fund by the Trustees without shareholder approval. Each Atlas Fund has adopted a Rule 12b-1 plan under which the Atlas Fund may pay for distribution-related expenses and shareholder servicing fees at an annual rate which may not exceed 0.25% of the Atlas Fund's average daily net assets.

The purpose of the 12b-1 fees is to promote the sale of more shares of each Atlas and Evergreen Fund to the public. Each Fund may use 12b-1 fees for advertising and marketing and as a “service fee” to broker-dealers, banks and other financial institutions for additional shareholder services and/or the maintenance of accounts. For more information about distribution-related and shareholder servicing-related fees of an Atlas Fund, see "Fund Management -- The Distributor and the distribution plan" in the Atlas Fund's prospectus and "Investment Advisory and Other Services -- 12b-1 Distribution Plan" in its statement of additional information, and "How to Choose the Share Class that Best Suits You" in each Evergreen Fund's prospectus, and "Distribution Expenses under Rule 12b-1" in its statement of additional information.

Purchase and Redemption Procedures

Investments in the Funds are not insured. The minimum initial purchase requirement for Class A shares of each Evergreen Fund is $1,000. There is no minimum for subsequent purchases of shares of each Evergreen Fund.  If the Merger is approved, the Atlas Fund shareholders will not be subject to this minimum initial investment requirement.  The minimum initial purchase requirement for each Atlas Fund is $2,500, with a $250 minimum for subsequent purchases.  Both Funds reserve the right to reject any purchase order.All funds invested in eachFund are invested in full and fractional shares.  For more information on the pricing and purchasing of shares of each Fund, see “Calculating the Share Price,” “How to Buy Shares,” “How to Reduce or Eliminate Your Sales Charge,” and "Shareholder Transactions" in the Evergreen Fund's prospectus, and "Doing Business with Atlas" and "Buying Shares" in the Atlas Fund’s prospectus.

Each Fund provides for telephone, mail or wire redemption of shares at net asset value as next determined after receipt of a redemption request on each day the NYSE is open for trading.   Each Fund reserves the right to redeem in-kind, under certain circumstances, by paying the redeeming shareholder the proceeds of a redemption in securities rather than in cash.  Each Fund may involuntarily redeem shareholders’ accounts that have less than the minimum initial investment of invested funds.   For more information on redeeming shares of each Fund, see “How to Redeem Shares” in the Evergreen Fund's prospectus, and "Selling Shares" and "Other Account Information" in the Atlas Fund’s prospectus.

Small Account Fee

The Evergreen Fund reserves the right to assess a $15 annual low balance fee on each Evergreen Fund account with a value of less than $1,000. The Evergreen Fund will not assess this fee on: (i) accounts established under a Systematic Investment Plan (SIP), including IRAs, that have a value of less than $1,000 if the account is less than one year old, (ii) accounts established in connection with the conversion of Class B shares to Class A shares, (iii) employer sponsored retirement and/or qualified plans or (iv) other accounts as may be determined from time to time by the Evergreen Fund. The Evergreen Fund notifies a shareholder prior to assessing this fee, so that the shareholder can increase his account balance above the minimum, consolidate his accounts, or liquidate his account.

                Atlas Funds do not assess a small account fee on their accounts.

Short-Term Trading Policy

                Effective April 2, 2007, the Short Term Trading Policy for each Evergreen Fund will be as follows:  Excessive short-term trading by investors in the Evergreen Fund's shares can be detrimental to the interests of long-term shareholders. Excessive short-term trading may disrupt portfolio management of the Evergreen Fund, harm fund performance, create transaction and other administrative costs that are borne by all shareholders and, ultimately, result in a dilution of, or otherwise have a negative impact on, the value of the Evergreen Fund's shares held by long-term shareholders.

                To limit the negative effects of short-term trading, the Evergreen Fund has adopted certain restrictions on trading by investors. If an investor redeems more than $5,000 (including redemptions that are a part of an exchange transaction) from the Evergreen Fund, that investor is “blocked” from purchasing shares of that Evergreen Fund (including purchases that are a part of an exchange transaction) for 30 calendar days after the redemption.  The short-term trading policy does not apply to:

Money market funds;

Evergreen Institutional Enhanced Income Fund; Evergreen Adjustable Rate Fund; and Evergreen Ultra Short Opportunities Fund;

Systematic investments or exchanges where Evergreen or the financial intermediary maintaining the shareholder account identifies to Evergreen the transaction as a systematic redemption or purchase at the time of the transaction;

Rebalancing transactions within certain asset allocation or “wrap” programs where Evergreen or the financial intermediary is able to identify the transaction as part of a firm-approved asset allocation program;

Purchases by a “fund of funds” into the underlying fund vehicle and purchases by 529 Plans;

Certain transactions involving participants in employer-sponsored retirement plans, including: participant withdrawals due to mandatory distributions, rollovers and hardships; withdrawals of shares acquired by participants through payroll deductions; and, shares acquired or sold by a participant in connection with plan loans; and

Purchases below $5,000 (including purchases that are a part of an exchange transaction).

                While the Evergreen Fund will not monitor trading activity outside the policy above, the Evergreen Fund reserves the right to reject any purchase or exchange, to terminate an investor's investment or exchange privileges or to seek additional information, if the Evergreen Fund determines in its sole discretion that trading activity by the investor may be detrimental to the interests of long-term shareholders. In considering whether trading activity may be detrimental to the interests of long-term shareholders, the Evergreen Fund considers a number of factors, such as the frequency of trading by the investor, the amount involved in the investor's trades, and the length of time the investment is held, along with other factors.

                There are certain limitations on the Evergreen Fund’s ability to detect and prevent short-term trading.  For example, while the Evergreen Fund has access to trading information relating to investors who trade and hold their shares directly with the Evergreen Fund, the Evergreen Fund may not have timely access to such information for investors who trade through financial intermediaries such as broker dealers and financial advisors or through retirement plans.  Certain financial intermediaries and retirement plans hold their shares or those of their clients through omnibus accounts maintained with the Evergreen Fund. The Evergreen Fund may be unable to compel financial intermediaries to apply the Evergreen Fund’s short-term trading policy described above.  Each Evergreen Fund reserves the right, in its sole discretion, to allow financial intermediaries to apply alternative short-term trading policies. Each Evergreen Fund will use reasonable diligence to confirm that such intermediaries are applying the Evergreen Fund’s short-term trading policy or an acceptable alternative.  Consult the disclosure provided by your financial intermediary for any alternative short-term trading policies that may apply to your account.  It is possible that excessive short-term trading or trading in violation of the Evergreen Fund's trading restrictions may occur despite the Evergreen Fund's efforts to prevent them.

The Atlas Funds have also adopted policies and procedures reasonably designed to monitor fund trading activity and discourage disruptive trading and, in cases where disruptive trading activity is detected, to take action to stop such activity. These policies may be modified at any time without shareholder notice but not with the intent to allow market timing.  When the Atlas Fund’s management believes frequent trading activity by any person, group or account would have a disruptive effect on a fund's ability to manage its investments, the Atlas Fund will reject uniformly purchase orders and/or exchanges into the Atlas Fund. The history of exchange activity in all accounts under common ownership or control with the Atlas Fund complex may be considered with respect to the review of excessive exchange activity. The Atlas Fund’s management considers certain factors, such as transaction size, type of transaction, frequency of transaction and trade history, when determining whether to reject a purchase order or terminate or restrict exchange privileges.

Exchange Privileges

Holders of shares of each Fund may exchange their shares for shares of the same class of any other fund within their respective fund families. The policy for exchanges is the same for both the Evergreen Funds and the Atlas Funds: exchanges between Fund accounts within each fund family will be accepted only if the registrations are identical (same name, address and taxpayer identification number).  Neither Fundimposes a sales chargeon exchanges. An exchange within either fund familyrepresents an initial investment in another fund and must meet any minimum investment requirements imposed bysuch fund. As described above under "Short-Term Trading Policy," each Evergreen Fund may limit exchanges. Each Atlas Fund has no express limit on the number of exchanges.  However, each Atlas Fund may modify or terminate the exchange privilege at any time. The Atlas Fund's management or adviser may determine from the amount, frequency and pattern of exchanges that a shareholder is engaged in excessive trading that is detrimental to the Atlas Fund and its shareholders. If this occurs, the Atlas Fund may terminate the availability of exchanges to that shareholder and may bar that shareholder from purchasing other Atlas Funds. An exchange is treated as a redemption and a subsequent purchase, and is a taxable transaction.  Each Fund reserves the right to reject any purchase or exchange and to terminate an investor’s investment or exchange privileges if the Fund determines that the trading activity by the investor may be materially detrimental to the interests of long-term shareholders.  For more information on each Fund’s current exchange procedures, and the requirements and limitations attendant thereto, see “Short-Term Trading” and “How to Redeem Shares” in the Evergreen Fund's prospectus and “Other Account Information -- Exchanges" and “Other Account Information -- Frequent Trading of Fund Shares" in the Atlas Fund’s prospectus.

Distribution and Tax Policies

Each Atlas Fund and each Evergreen Fund distributes its net realized gains at least annually to shareholders of record on the dividend record date and distributes its investment company taxable netincome as follows:

Atlas Fund	Frequency
Atlas Strategic Growth Fund Atlas Growth Opportunities Fund Atlas Emerging Growth Fund Atlas Independence Flagship Fund Atlas Global Growth Fund Atlas Independence Star Spangled Fund Atlas Value Fund	Usually none, but if earned, paid after the end of the fourth quarter
Atlas S&P 500 Index Fund	Usually minimal, but if earned, paid after the end of the fourth quarter

Atlas Dual Focus Fund	Declared quarterly
Atlas Independence Eagle Bond Fund Atlas American Enterprise Bond Fund Atlas U.S. Government and Mortgage Securities Fund Atlas California Municipal Bond Fund Atlas National Municipal Bond Fund	Declared daily; paid after the end of each month
Evergreen Fund	Frequency
Evergreen Large Cap Equity Fund Evergreen Core Bond Fund Evergreen U.S. Government Fund Evergreen California Municipal Bond Fund Evergreen Municipal Bond Fund	Monthly
Evergreen Equity Index Fund Evergreen Disciplined Value Fund Evergreen Envision Growth and Income Fund Evergreen Envision Growth Fund Evergreen Envision Income Fund	Quarterly
Evergreen Small-Mid Growth Fund Evergreen Intrinsic World Equity Fund	Annually

Dividends and distributions are reinvested in additional shares of the same class of the respective Fund, or paid in cash, as a shareholder has elected. For further information concerning each Fund's dividends, distributions and tax treatment, see “Other Account Information -- Taxes” and “Other Account Information --Dividends and distributions” in the Atlas Fund’s prospectus and “Taxation of the Funds” in the Atlas Fund’s statement of additional information and “The Tax Consequences of Investing in the Funds; Distributions” in the Evergreen Fund's prospectus.  For information on the tax consequences to Atlas Fund shareholders of the Mergers, see the section entitled “Merger Information - Federal Income Tax Consequences” above.

After the Mergers, shareholders of the Atlas Fund who have elected to have their dividends and/or distributions reinvested will have dividends and/or distributions received from the relevant Evergreen Fund reinvested in Class A shares of such Evergreen Fund. Shareholders of an Atlas Fund who have elected to receive dividends and/or distributions in cash will receive dividends and/or distributions from the Evergreen Fund in cash after the Merger, although they may, after the Merger, elect to have such dividends and/or distributions reinvested in additional shares of the relevant Evergreen Fund.

Each Atlas Fund and each Evergreen Fund is qualified and each Evergreen Fund intends to continue to qualify, to be treated as regulated investment companies under the Code. To remain qualified as a regulated investment company, a Fund must distribute at least 90% of its taxable and tax-exempt income. While so qualified, so long as the Fund distributes substantially all of its net investment company taxable and tax-exempt income and any net realized gains to shareholders, it is expected that the Fund will not be required to pay any federal income taxes on the amounts so distributed. A 4% nondeductible excise tax will be imposed on amounts not distributed if a Fund does not meet certain distribution requirements by the end of each calendar year. Each Fund anticipates meeting such distribution requirements.

INFORMATION ON SHAREHOLDERS’ RIGHTS

Form of Organization

Each Evergreen Fund is a series of an Evergreen Trust, an open-end management investment company registered with the SEC under the 1940 Act, which continuously offers shares to the public.  (See the cover page of this Prospectus/Proxy Statement for a list indicating which Evergreen Fund is a series of which Evergreen Trust.) Each Evergreen Trust is organized as a Delaware statutory trust and is governed by its Amended and Restated Agreement and Declaration of Trust (referred to herein as “Declaration of Trust”), Amended and Restated By-Laws, a Board of Trustees and by applicable Delaware and federal law.  Each Atlas Fund is a series of Atlas Funds, an open-end management investment company registered with the SEC under the 1940 Act, which continuously offers shares to the public. Atlas Funds is also organized as a Delaware statutory trust and is governed by its Amended Declaration of Trust (referred to herein as the “Trust Agreement”), Restated ByLaws, a Board of Trustees and by applicable Delaware and federal law. (The Atlas Funds and each of the Evergreen Trusts are collectively referred to herein as the "Trusts.")

Capitalization

The beneficial interests in each Evergreen Fund are represented by an unlimited number of transferable shares of beneficial interest, $0.001 par value per share. The beneficial interests in each Atlas Fund are represented by an unlimited number of transferable shares with a par value of $0.001 per share. The Evergreen Fund’s Declaration of Trust and the Atlas Funds' Trust Agreement permit the Trustees of each Trust to allocate shares into an unlimited number of series, and classes thereof, with rights determined by the Trustees, all without shareholder approval. Fractional shares may be issued by either Fund. Each Fund’s shares represent equal proportionate interests in the assets belonging to the Fund. Shareholders of each Fund are entitled to receive dividends and other amounts as determined by the Trustees. Except as otherwise required by the 1940 Act or other applicable law, shareholders of each Fund vote separately, by class, as to matters, such as approval of or amendments to Rule 12b-1 distribution plans, that affect only their particular class and by Fund as to matters, such as approval of or amendments to investment advisory agreements or proposed Mergers, that affect only their particular Fund.

Shareholder Liability

Under Delaware law, shareholders of a Delaware statutory trust are entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. Other than in a limited number of states, no such similar statutory or other authority limiting statutory trust shareholder liability exists. As a result, to the extent that each Trust or one of its shareholders is subject to the jurisdiction of a court that does not apply Delaware law, shareholders of such Trust may be subject to liability. To guard against this risk, the Declaration of Trust of each Evergreen Trust and the Trust Agreement of the Atlas Funds: (a) provides that any written obligation of each Trust may contain a statement to the effect that such obligation may only be enforced against the assets of the Trust or the particular series in question and the obligation is not binding upon the shareholders of the Trust; however, the omission of such a disclaimer will not operate to create personal liability for any shareholder; and (b) provides for indemnification out of Trust property of any shareholder held personally liable for the obligations of the Trust. Accordingly, the risk of a shareholder of each Trust incurring financial loss beyond that shareholder’s investment because of shareholder liability is limited to circumstances in which: (i) the court refuses to apply Delaware law; (ii) no contractual limitation of liability was in effect; and (iii) the relevant Trust itself is unable to meet its obligations. In light of Delaware law, the nature of each Trust’s business, and the nature of its assets, the risk of personal liability to a shareholder of each Trust is remote.

Shareholder Meetings and Voting Rights

                Each Evergreen Trust, on behalf of each Evergreen Fund, and the Atlas Funds, on behalf of each Atlas Fund, are not required to hold annual meetings of shareholders. None of the Trusts currently intends to hold regular shareholder meetings. However, with respect to each Evergreen Trust, a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee must be called when requested in writing by the holders of at least 10% of the outstanding shares of an Evergreen Trust.  In addition, with respect to the Atlas Funds, a meeting of shareholders must be called when requested by the holders of at least 10% of the outstanding shares of the Atlas Funds (or series or class thereof as applicable) for such purpose as is stated in the shareholder meeting request. Each Trust is also required to call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office were elected by shareholders. Cumulative voting is not permitted. Except when a larger quorum is required by the applicable governing documents or other law, with respect to each Evergreen Fund, 25% of the outstanding shares entitled to vote constitutes a quorum for consideration of a matter and with respect to each Atlas Fund, one-third of the outstanding shares entitled to vote constitutes a quorum for consideration of a matter. For each Evergreen Fund, when a quorum is present, a majority (greater than 50%) of the votes cast and entitled to vote is sufficient to act on a matter (unless otherwise specifically required by the applicable governing documents or other law, including the 1940 Act). For each Atlas Fund, when a quorum is present, a majority of the shares cast and entitled to vote is sufficient to act on a matter (other than the election of Trustees of the Atlas Funds, which if submitted to the vote of shareholders requires a plurality, or unless otherwise specifically required by the applicable governing documents or other law, including the 1940 Act).

Under the Declaration of Trust of each Evergreen Trust, each share of the Evergreen Fund will be entitled to one vote for each dollar or fraction of a dollar of net asset value applicable to such share. Under the Trust Agreement of the Atlas Funds, as to any matter on which the shareholder is entitled to vote, each whole share of an Atlas Fund is entitled to one vote and each fractional share is entitled to a proportionate fractional vote.

Liquidation

In the event of the liquidation of an Evergreen Fund, the shareholders are entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to the Evergreen Fund or attributable to the class over the liabilities belonging to the Evergreen Fund or attributable to the class. In either case, the assets so distributable to shareholders of the Evergreen Fund will be distributed among the shareholders in proportion to the number of shares of a class of the Evergreen Fund held by them and recorded on the books of the Evergreen Fund. In the event of liquidation of an Atlas Fund, upon making provision for the payment of all outstanding charges, taxes, expenses and liabilities, whether due, accrued or anticipated, belonging to the Atlas Fund, the Trustees will distribute the remaining assets belonging to the Atlas Fund ratably among the holders of outstanding shares of the Atlas Fund.

Liability and Indemnification of Trustees

Under the Declaration of Trust of each Evergreen Trust, a Trustee is liable to the Trust and its shareholders only for such Trustee’s own willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee or the discharge of such Trustee’s functions. As provided in the Declaration of Trust, each Trustee of the Evergreen Trusts is entitled to be indemnified against all liabilities against him or her, including the costs of litigation, unless it is determined that the Trustee (i) did not act in good faith in the reasonable belief that such Trustee’s action was in or not opposed to the best interests of the relevant Evergreen Trust; (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of such Trustee’s duties; and (iii) in a criminal proceeding, had reasonable cause to believe that such Trustee’s conduct was unlawful (collectively, “disabling conduct”). A determination that the Trustee did not engage in disabling conduct and is, therefore, entitled to indemnification may be based upon the outcome of a court action or administrative proceeding or by (a) a vote of a majority of those Trustees who are neither “interested persons” within the meaning of the 1940 Act nor parties to the proceeding or (b) an independent legal counsel in a written opinion. The Evergreen Trust may also advance money for such litigation expenses provided that the Trustee undertakes to repay such Trust if his or her conduct is later determined to preclude indemnification and certain other conditions are met.

Under the Trust Agreement and Restated ByLaws of the Atlas Funds, a Trustee is liable only for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.  Each Trustee is indemnified by the Atlas Funds to the fullest extent permitted by law against liability and all expenses incurred by him or her as a result of any legal action in which he becomes involved by virtue of his or her being a Trustee, unless it is determined that the Trustee acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

The Trustees of the Atlas Funds have voted to retain both their ability and the ability of officers of the Atlas Funds to make claims under their existing Directors and Officers Liability Insurance Policy for a period of three years following consummation of the Mergers.  EIMC will bear the cost of such additional insurance coverage.

The foregoing is only a summary of certain characteristics of the operations of the Declaration of Trust of each Evergreen Trust and the Trust Agreement of the Atlas Funds, their respective By-Laws and Delaware law and is not a complete description of those documents or law. Shareholders should refer to the provisions of such Declaration of Trust, Trust Agreement, By-Laws and Delaware law directly for more complete information.

PROPOSAL 2:  APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

INFORMATION REGARDING INVESTMENT ADVISORY AGREEMENT

The Investment Advisor and Evaluation by the Trustees

                On October 1, 2006, after approval by shareholders of both companies, Golden West Financial Corporation ("Golden West Financial") merged into a subsidiary of Wachovia Corporation ("Wachovia"). The former Investment Advisory Agreement for Atlas Funds with Atlas Advisers, dated February 27, 2004 (the "Prior Agreement") provided for its automatic termination upon its assignment as required by the 1940 Act, and as a result, the Prior Agreement automatically terminated upon closing of this merger.   In anticipation of this merger, the Trustees of the Atlas Funds, including all of those who are Independent Trustees, voted on August 18, 2006 to approve an interim Investment Advisory Agreement for each Atlas Fund with Atlas Advisers to become effective with respect to such Atlas Fund upon the merger of Golden West Financial into Wachovia on October 1, 2006, and to remain in effect until February 27, 2007 pursuant to Rule 15a-4 of the 1940 Act.  The Prior Agreement was last approved by the sole shareholder of each Atlas Fund on February 26, 2004 in connection with a reorganization of the Atlas Funds from a Maryland corporation into a Delaware statutory trust. If and until a new Advisory Agreement is approved by shareholders, advisory fees paid to Atlas Advisers under the interim Investment Advisory Agreement will be paid into an escrow account at Investor's Bank & Trust.  Such fees will only be paid to Atlas Advisers if the new Advisory Agreement included in this Prospectus/Proxy Statement is approved by shareholders. As part of the consolidation of the Atlas and Evergreen fund families, the Atlas Funds’ Board of Trustees, at a meeting held on November 14, 2006 considered and approved a proposal to liquidate Atlas California Municipal Money Fund and Atlas Money Market Fund on or about March 30, 2007.  Shareholders of these funds are also being asked to approve the Advisory Agreement which would take effect upon approval by shareholders and would continue until the date of their liquidation. Atlas Strategic Income Fund, currently sub-advised by OppenheimerFunds, Inc., expects to enter into an agreement and plan of reorganization that provides for its reorganization into the Oppenheimer Strategic Income Fund, a fund advised by OppenheimerFunds, Inc., which is expected to close on or about May 11, 2007.  Shareholder approval of such reorganization is not being requested in this Prospectus/Proxy Statement.  However, shareholders of Atlas Strategic Income Fund are being asked in this Prospectus/Proxy Statement to approve the new Advisory Agreement, which would take effect upon its approval by shareholders and would continue until the closing date of the reorganization with Oppenheimer Strategic Income Fund (if approved by shareholders).

The Trustees recognized that the purpose of the interim Advisory Agreement is to provide for the continuing management of each Atlas Fund in the same manner as currently provided for such Atlas Funds under the Prior Agreement after the termination of the Prior Agreement upon the merger of Golden West Financial into Wachovia.  The material factors considered by the Trustees in approving the interim Advisory Agreement were:

(i)            the expected nature, extent and quality of services provided and to be provided by Atlas Advisers to each Atlas Fund, including compliance, responsiveness to the Trustees, integrity and quality of management personnel, resources, the financial stability and reputation of Wachovia, as well as the fact that the existing investment management arrangements provided to each Atlas Fund is expected to continue under the interim Advisory Agreement;

            (ii)           each Atlas Fund's investment performance including the relative risk versus return of an Atlas Fund, and the comparison of the Atlas Fund's performance to its peer group;

(iii)          costs of services and profits including the reasonableness of fees and the fact that there would be no change in the amount of advisory fees paid by each Atlas Fund from amounts paid under the Prior Agreement;

(iv)          the investment advisory experience and reputation of the personnel of Atlas Advisers, including the fact that the current investment personnel of Atlas Advisers will continue managing the each Atlas Fund;

(v)           the depth of Atlas Advisers’ administrative support services;

            (vi)          economies of scale including breakpoints, total expense ratios and total expenses; and

                (vii)         any ancillary benefits that Atlas Advisers and its affiliates, may realize from contractual relationships.

Based on these and other factors, the Trustees approved the interim Advisory Agreement.

Approval of the New Advisory Agreement

                At a meeting held on November 14, 2006, the Board of Trustees of Atlas Funds approved the new Advisory Agreement between Atlas Funds and Atlas Advisers and concluded to recommend its approval to shareholders.  If approved by Atlas Fund shareholders, the new Advisory Agreement would take effect upon approval by shareholders.  In making its determination to approve the new Advisory Agreement, the Board requested, received, and reviewed written information relating to the management style and past performance record of Atlas Advisers and each sub-adviser. In addition, the Board considered information relevant to each factor that it had received throughout the year regarding Atlas Advisers, each sub-adviser and the Funds they manage, both in the form of written Board and Committee materials, and in presentations by Atlas Advisers.  The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. In reviewing the materials and considering the information, the Trustees did not identify any single issue or particular information that, in isolation, would be a controlling factor in making a final decision regarding the proposed approval of the new Advisory Agreement. The following summary describes the most important, but not all, of the factors considered by the Trustees in approving the new Advisory Agreement in light of their own business judgment. This discussion is not intended to be all-inclusive.

                Nature, Extent, and Quality of Services

                The Board gave consideration to the fact that the interim Advisory Agreement and sub-advisory agreements will expire on February 27, 2007 if shareholders have not approved the new Advisory Agreement, and in that event, no person would be serving as an investment adviser to any of the Atlas Funds pursuant to a written contract as required by the 1940 Act.  As a result, for some period of time each Atlas Fund would not be able to receive investment management services.  The Board recognized that the one purpose of the new Advisory Agreement is to enable each Atlas Fund to continue to receive quality investment management services following the expiration of the interim agreements in the same manner currently furnished by Atlas Advisers.  With respect to the Atlas Funds proposed to merge with an Evergreen Fund, if the Merger proposals are approved by such Atlas Fund shareholders, the new Advisory Agreement would take effect upon approval by shareholders and continue until the Merger of each applicable Atlas Fund is completed.  With respect to the Atlas Funds proposed to be liquidated on or about March 30, 2007, the new Advisory Agreement would take effect upon approval by shareholders and continue until the date of their liquidation.  With respect to the Atlas Strategic Income Fund, if such Fund’s shareholders approve its proposed reorganization with Oppenheimer Strategic Income Fund, the new Advisory Agreement would take effect upon approval by such Fund’s shareholders and continue until the reorganization is completed.

                The Board considered the depth and quality of Atlas Advisers’s oversight of the sub-advisers. The Board noted that the Atlas Funds’ “manager of managers” exemptive order from the SEC provides Atlas Funds, on the recommendation of Atlas Advisers, with the flexibility to engage or terminate a sub-adviser without shareholder approval. The Board discussed Atlas Advisers’s procedures for evaluating and ranking the performance of each sub-adviser, its process for reporting the results to the Board and, when appropriate, Atlas Advisers’s processes for recommending that the Atlas Funds terminate a sub-adviser and select a new one. The Board further noted that Atlas Advisers conducts in-person oversight visits of each sub-adviser, reports the results of the visit to the Board and then follows through with additional inquiry on any questions or concerns that arise during the visit. The Board also noted that Atlas Advisers requires sub-advisers to respond to a variety of compliance checklists to ensure their ongoing compliance with their respective Atlas Fund’s investment parameters. In addition, Atlas Advisers has dedicated personnel working closely with Investors Bank & Trust, Atlas Funds’ Administrator, to monitor daily each Atlas Fund’s valuations, trading, securities lending, and compliance exceptions.

                The Board then considered the depth and quality of Atlas Advisers’ investment management process. The Board noted that Atlas Advisers directly manages the Atlas Independence Flagship Fund, the Atlas Independence Eagle Bond Fund and the Atlas Independence Star Spangled Fund. The Board considered the experience, capability, longevity, and integrity of Atlas Advisers’s senior management and other investment personnel, and the financial state of Atlas Advisers as a subsidiary within the Wachovia Corporation consolidated group of companies following the merger of Atlas Advisers’ parent company into a subsidiary of Wachovia on September 29, 2006. The Trustees further considered Atlas Advisers’ continuing need to attract and retain qualified personnel and to maintain and enhance its resources and systems.

                An Investment Committee, which is comprised of senior management from Atlas Advisers, is primarily responsible for the day-to-day management of the Atlas Independence Portfolios. Atlas Advisers has engaged OFI Institutional Asset Management, Inc. (“OFII”) to provide research and modeling services to assist the Investment Committee in part in determining the appropriate allocation of the Atlas Independence Portfolios’ assets among the underlying Atlas Funds. Atlas Advisers retains complete discretion and control over the portfolio management of the Atlas Independence Portfolios and pays OFII a flat fee for its services. OFII is affiliated with OppenheimerFunds, Inc., the sub-adviser for the Global Growth Fund, Growth Opportunities Fund, Strategic Income Fund, U.S. Government and Mortgage Securities Fund and the American Enterprise Bond Fund.

                The Board noted Atlas Advisers’ commitment to compliance, including a compliance staff that includes the Fund’s Chief Compliance Officer and a Compliance Officer. The Board then considered Atlas Advisers’ policies, procedures and systems to ensure compliance with applicable laws and regulations and its commitment to these programs, its efforts to keep the Board members informed, and its attention to matters that may involve conflicts of interest with the Atlas Funds. The Board concluded it was satisfied with the nature, quality and extent of services Atlas Advisers provides.

                Investment Results

                The Board considered the unique, balanced pursuit of its investment objectives and the investment results of each Fund managed by Atlas Advisers in light of their respective objectives. The Trustees reviewed the short-term and long-term (where available) performance of each of these Funds on both an absolute basis and in comparison to benchmark indices. The Trustees also reviewed the Morningstar or Lipper rankings for each of these Funds, as applicable. In assessing performance of these Funds managed by Atlas Advisers, the Trustees took into consideration the fact that Fund performance is expected to track the appropriate benchmarks as closely as possible given certain practical constraints imposed by the 1940 Act, the Fund’s investment restrictions, the Fund’s size and similar factors.

                For the Atlas Independence Flagship Fund, performance was compared against a custom peer group consisting of all funds of funds in the Morningstar Moderate Allocation Category which have an allocation of 20-40% in bonds. The Board noted that the Atlas Independence Flagship Fund’s returns for one year and three years were in the 94th and 56th percentile, respectively, of its Morningstar percentile ranking (one equaling the best). The Board also noted that the Atlas Independence Flagship Fund’s one year return substantially equaled and its three year return significantly exceeded its benchmark, and the positive absolute returns of the Fund in all periods considered. The Board concluded that although investment performance of the Atlas Independence Flagship Fund lagged in recent periods, its longer term and overall performance record was satisfactory.

                For the Atlas Independence Eagle Bond Fund and the Atlas Independence Star Spangled Fund, performance was compared against their respective Lipper custom peer groups.  Because of the recent launch of these Funds, total return information was available only for the three-month period ended September 30, 2006.  The Board noted that the Atlas Independence Eagle Bond Fund’s and the Atlas Independence Star Spangled Fund’s returns for such three months were in the 50th and 86th percentile, respectively, of their Lipper percentile ranking (one equaling the best) and each had positive absolute returns.  The Board concluded that investment performance of the Funds was satisfactory based on the extremely limited performance history of these Funds available to them and considered that a more thorough evaluation of investment performance could be made when longer performance records become available.

                Costs of Services and Atlas Advisers’ Profitability

                The Board noted that Atlas Advisers’ fees are 0.25% for average assets up to $500 million and 0.23% for average assets greater than $500 million. Atlas Advisers’ fees for the Atlas Independence Flagship Fund are comparable to the average management fees paid by the other funds in its Lipper category. The Board further noted that during the first nine months of 2006 managing the Fund was profitable to Atlas Advisers. The total expense ratio for the Atlas Independence Flagship Fund as of September 30, 2006 was .44% versus the Lipper average of .68%.

                The Board then discussed the specific fees for the Atlas Independence Eagle Bond Fund and the Atlas Independence Star Spangled Fund. The Board noted that Atlas Advisers’ fees are 0.25% for average assets up to $500 million and 0.23% for average assets greater than $500 million. The Board noted that the shareholders of these Funds are not assessed a Rule 12b-1 fee. The Board also considered that Atlas Advisers has agreed to agreed to waive fees and reimburse fund expenses in order to financially support the two Funds in their early stages of investment operations, and that these Funds were each operating at a loss to Atlas Advisers since inception after such waivers and reimbursements. In this regard, the Trustees noted with approval that currently Atlas Advisers is voluntarily waiving its fees and reimbursing the Atlas Independence Eagle Bond Fund for an amount equal to 100% of that Fund’s expenses, and is voluntarily reducing its fee by, or reimbursing the Atlas Independence Star Spangled Fund for, the amount necessary to prevent the Atlas Independence Star Spangled Fund's total expenses from exceeding .81% (equal to the Lipper average) of that Fund's average daily net assets.  The Board agreed that the fees for these Funds were fair and reasonable in light of the services Atlas Advisers will provide and Atlas Advisers’ financial support of the new Funds.  The total expense ratios for the Atlas Independence Eagle Bond Fund and the Atlas Independence Star Spangled Fund as of September 30, 2006 were .70% and 1.06%, respectively, versus the Lipper averages of .88% and .81%, respectively.

                The Board then noted that for the nine months ended September 20, 2006, managing the Atlas Funds and overseeing each Atlas Fund’s sub-adviser was profitable to Atlas Advisers with the exception of four Atlas Funds which resulted in a loss to Atlas Advisers. The Board concluded that Atlas Advisers’ profitability rates were fair and reasonable in consideration of the services provided to each Atlas Fund.

                Economies of Scale

                The Board considered the benefit to Atlas Fund shareholders of economies of scale. The Board noted that the management fees paid to Atlas Advisers are subject to a reduction as certain breakpoints are reached. Atlas Advisers provides a breakpoint at $500 million in average assets for all Atlas Funds. In addition, Atlas Advisers provides the Growth Opportunities, Balanced, Global Growth, Emerging Growth, Value, and Strategic Income Funds with an additional management fee breakpoint at $100 million in assets. The Board then reviewed Atlas Advisers’ profit margins and the expense ratios and concluded that these breakpoints are reasonable in light of Atlas Advisers’ modest profit margins and low expense. The Board concluded that this economy of scale would benefit shareholders of the Atlas Funds.

                Ancillary Benefits

                The Board then discussed the benefits that Atlas Advisers expects to receive from its newly established affiliation with Wachovia Corporation and its various subsidiaries. The Board noted that the Atlas Funds comprise a part of Wachovia’s total product line which could be offered to customers of Wachovia affiliates operating in the financial services industry, but that such potential benefits were likely to be limited in light of the proposed reorganizations into the Evergreen Funds. The Trustees also noted that while any such “fall out” benefits may accrue to Atlas Advisers and its affiliates, the Atlas Funds and their shareholders also receive indirect benefits as a result of their relationship to a successful national financial services conglomerate, including the support of operational and administrative infrastructures, physical buildings and branch offices, and a significant potential customer base.

                Conclusion

                In arriving at its decision, the Board did not single out any one factor or group of factors as being more important than the other factors, but considered all these factors together. After discussion, and based on a consideration of these factors in their totality, the Board decided to approve the new Advisory Agreement with Atlas Advisers and concluded that it was in the best interest of each Atlas Fund and its shareholders to recommend the approval of a new Advisory Agreement to shareholders.

Terms of the New Advisory Agreement

                The following description of the new Advisory Agreement is qualified entirely by reference to the form of such agreement which is attached as Exhibit D to this Prospectus/Proxy Statement.  The terms of the new Advisory Agreement are substantially similar to the terms of the Prior Agreement.  The Advisory Agreement provides in substance: (1) that, subject to the supervision of the Board of Trustees of Atlas Funds, Atlas Advisers would be responsible for the day-to-day investment and reinvestment of the Atlas Fund’s securities, (2) that each Atlas Fund will pay Atlas Advisers a maximum fee based upon   the average daily net assets in the amount shown in the table below; (3) that it may be terminated, without penalty, by Atlas Advisers, by the Trustees or by a majority vote of the outstanding shares of the Atlas Fund upon 60 days prior written notice; and (4) that it will terminate automatically in the event of its “assignment” as such term is defined in the 1940 Act (including upon the completion of the relevant Merger).   If Atlas Funds shareholders approve the new Advisory Agreement, it would take effect upon approval by the respective Fund’s shareholders.  With respect to the Atlas Funds proposed to merge with an Evergreen Fund, if the Merger proposals are approved by such Atlas Fund shareholders, the new Advisory Agreement would take effect upon approval by shareholders and continue until the Merger of each applicable Atlas Fund is completed.  With respect to the Atlas Funds proposed to be liquidated on or about March 30, 2007, the new Advisory Agreement would take effect upon approval by shareholders and continue until the date of their liquidation.  With respect to the Atlas Strategic Income Fund, if such Fund’s shareholders approve its proposed reorganization with Oppenheimer Strategic Income Fund, the new Advisory Agreement would take effect upon approval by such Fund’s shareholders and continue until the reorganization is completed.

Fees Paid Under the New Advisory Agreement

                Each of the Prior Agreement and the new Advisory Agreement for each Atlas Fund provides that the investment advisor be paid a fee at the annual rate listed below:

Atlas Fund	Advisory Fee
	Assets Up to $100 Million	Assets Over $100 Million and Up to $500 Million	Assets Over $500 Million
Atlas Strategic Growth Fund Atlas Dual Focus Fund Atlas Growth Opportunities Fund	0.70%	0.60%	0.50%
Atlas Emerging Growth Fund Atlas Global Growth Fund Atlas Value Fund	0.80%	0.75%	0.70%
Atlas Independence Flagship Fund Atlas Independence Star Spangled Fund Atlas S&P 500 Index Fund	0.25%	0.25%	0.23%
Atlas Independence Eagle Bond Fund Atlas American Enterprise Bond Fund Atlas U.S. Government and Mortgage Securities Fund Atlas California Municipal Bond Fund Atlas National Municipal Bond Fund	0.55%	0.55%	0.50%
Atlas Strategic Income Fund	0.75%	0.70%	0.65%
Atlas California Municipal Money Fund Atlas Money Market Fund	0.50%	0.50%	0.475%

                For the most recently completed fiscal year ended on December 31, 2005, each Atlas Fund paid the following amounts of aggregate advisory fees to Atlas Advisers:

Atlas Fund	Advisory Fee Paid
Atlas Strategic Growth Fund	0.70%
Atlas Growth Opportunities Fund	0.63%
Atlas S&P 500 Index Fund	0.30%
Atlas Emerging Growth Fund	0.80%
Atlas Value Fund	0.80%
Atlas Dual Focus Fund	0.70%
Atlas Independence Flagship Fund	0.25%
Atlas Independence Star Spangled Fund	0.25%
Atlas Independence Eagle Bond Fund	0.25%
Atlas American Enterprise Bond Fund	0.55%
Atlas U.S. Government and Mortgage Securities Fund	0.55%
Atlas Strategic Income Fund	0.72%
Atlas California Municipal Bond Fund	0.55%
Atlas National Municipal Bond Fund	0.55%
Atlas Global Growth Fund	0.77%
Atlas California Municipal Money Fund	0.50%
Atlas Money Market Fund	0.50%

Principal Executive Officers and Directors of Atlas Advisers, Inc.

The following is a list of Atlas Advisers’ principal executive officers and directors, as well as their principal occupations.  As stated above, Atlas Advisers’ principal address is 794 Davis Street, San Leandro, California 94577.

Name	Title/Principal Occupation
W. Lawrence Key	President, Chief Operating Officer of Atlas Funds, Atlas Advisers and Atlas Securities
Mary Jane Fross	Vice President & Controller/ Treasurer of Atlas Advisers
Lezlie Iannone	Group Senior Vice President and Secretary of the Atlas Funds and Atlas Advisers
Stu Brunet	Vice President & Chief Compliance Officer, Atlas Funds and Atlas Advisers
Matthew L. Sadler	Senior Vice President Of Atlas Funds and Atlas Advisers
Gene A. Johnson	Vice President and Assistant Treasurer of Atlas Advisers

VOTING INFORMATION CONCERNING THE MEETING

This Prospectus/Proxy Statement is being sent to shareholders of each Atlas Fund in connection with a solicitation of proxies by the Trustees of the Atlas Funds, to be used at the Special Meeting of Shareholders (the “Meeting”) to be held at 10 a.m., Eastern daylight time, on February 27, 2007, at the offices of 200 Berkeley Street, Boston, Massachusetts 02116, and at any adjournment(s) thereof. This Prospectus/Proxy Statement, along with the Notice of the Meeting and a proxy card, are first being mailed to shareholders of each Atlas Fund on or about December 29, 2006. Only shareholders of record as of the close of business on November 30, 2006 (the “Record Date”) will be entitled to receive notice of, and to vote at, the Meeting or any adjournment(s) thereof.The costs incurred in connection with the solicitation of proxies and the costs of holding the Meeting will be borne by EIMC.

                If the enclosed form of proxy is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Signed but unmarked proxies for which no instructions are given will be voted FOR the proposed Merger, FOR the Advisory Agreement and FOR any other matter deemed appropriate. Proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Assuming a quorum is present, abstentions and broker non-votes will have the effect of being counted as votes against the Merger and against the Advisory Agreement, each of which must be approved by a majority of the outstanding shares.  A proxy may be revoked at any time on or before the Meeting by (i) sending a signed, written letter of revocation to the Secretary of the Atlas Funds at the address set forth on the cover of this Prospectus/Proxy Statement which is received by the Atlas Funds prior to the Meeting; (ii) properly executing and delivering a subsequent proxy, which is received by Atlas Funds prior to the Meeting; or (iii) by attending the Meeting, requesting a return of any previously delivered proxy and voting in person. Unless revoked, all valid proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, FOR approval of the Merger contemplated thereby and FOR approval of the Advisory Agreement.

                The holders of one-third of the shares of each Atlas Fund outstanding as of Record Date present in person or represented by proxy, will constitute a quorum for the transaction of business at the Meeting with respect to the proposals although a larger number may be required to approve the proposals.  Assuming a quorum is present at the Meeting, approval of each Merger will require the affirmative vote of a majority of the relevant Atlas Fund’s outstanding voting securities.  Approval of the Advisory Agreement requires the affirmative "vote of a majority of the outstanding voting securities" of the relevant Atlas Fund.  A vote of a majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% of the shares of the Atlas Fund that are present or represented at the Meeting if more than 50% of the shares outstanding on the Record Date are present in person or by proxy at the Meeting; or (b) more than 50% of the shares of Atlas Fund outstanding on the Record Date.

In voting for each of the Mergers and the Advisory Agreement, each share of an Atlas Fund will be entitled to one vote.  Fractional shares are entitled to proportionate shares of one vote.

Proxy solicitations will be made primarily by mail, but proxy solicitations may also be made by telephone, through the Internet or personal telephone solicitations conducted by officers or other representatives of the Atlas Funds (who will not be paid for their soliciting activities). In addition, The Altman Group, the Atlas Funds' proxy solicitor, may make proxy solicitations.  The Altman Group has been engaged to assist the solicitation of proxies at an estimated cost of $800,000, which is being paid by EIMC. If you wish to participate in the Meeting, you may submit the proxy card included with this Prospectus/Proxy Statement by mail or by Internet, vote by telephone or attend the Meeting in person (See the back of this Prospectus/Proxy Statement for voting instructions.). As discussed above, any proxy given by you is revocable.

If an Atlas Fund's shareholders do not vote to approve a Merger and/or the Advisory Agreement, the Trustees of the Atlas Funds will consider other possible courses of action in the best interests of such Atlas Fund and its shareholders.  In the event that a quorum is not present at the Meeting or, even if a quorum is present, in the event sufficient votes to approve a proposal are not received before the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies for a reasonable time after the date set for the original Meeting. In addition, if, in the judgment of the persons named as proxies, it is advisable to defer action on the proposal, the persons named as proxies may propose one or more adjournments of the Meeting with respect to the proposal for a reasonable time after the date set for the original Meeting. The costs of any additional solicitation and of any adjourned session will be borne by EIMC.

An Atlas Fund shareholder who objects to a proposed Merger will not be entitled under either Delaware law or the Trust Agreement of the Atlas Funds to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that each Merger as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes and if a Merger is approved, shareholders will be free to redeem the shares of Evergreen Fund that they receive in the transaction at their then-current net asset value. Shares of an Atlas Fund may be redeemed at any time prior to the completion of the relevant Merger. Shareholders of Atlas Fund may wish to consult their tax advisors as to any differing consequences of redeeming their Atlas Fund shares prior to the Merger or exchanging such shares in the Merger for the relevant Evergreen Fund shares.

Each Atlas Fund does not hold annual shareholder meetings. If a Merger is not approved, shareholders wishing to submit proposals to be considered for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Atlas Funds at the address set forth on the cover of this Prospectus/Proxy Statement so that they will be received by Atlas Fund in a reasonable period of time prior to the time before the Atlas Fund solicits proxies for that meeting.

The votes of the shareholders of none of the Evergreen Funds is being solicited by this Prospectus/Proxy Statement and is not required to carry out any of the Mergers.

NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES. Please advise each Atlas Fund whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this Prospectus/Proxy Statement needed to supply copies to the beneficial owners of the respective shares. EIMC will reimburse bankers, broker-dealers and others for their reasonable expenses in forwarding solicitation materials to the beneficial owners of shares of each Atlas Fund.

Shareholder Information

As of the Record Date, the following amount ofshares of beneficial interest of each Atlas Fund was outstanding:

Atlas Fund	Shares Outstanding
Atlas Strategic Growth Fund	6,608,234.830
Atlas Growth Opportunities Fund	16,687,431.240
Atlas S&P 500 Index Fund	13,419,287.810
Atlas Emerging Growth Fund	5,112,115.380
Atlas Value Fund	9,322,227.770
Atlas Dual Focus Fund	5,135,972.050
Atlas Independence Flagship Fund	12,399,079.850
Atlas Independence Star Spangled Fund	702,696.870
Atlas Independence Eagle Bond Fund	2,158,018.150
Atlas American Enterprise Bond Fund	6,493,827.230
Atlas U.S. Government and Mortgage Securities Fund	20,851,647.020
Atlas California Municipal Bond Fund	48,429,540.140
Atlas National Municipal Bond Fund	14,095,637.490
Atlas Global Growth Fund	16,411,593.200

As of the Record Date, the officers and Trustees of Atlas Funds beneficially owned as a group less than 1% of the outstanding shares of Atlas Fund. To Atlas Fund’s knowledge, the following persons owned beneficially or of record 5% or more of the outstanding shares of each Atlas Fund as of the Record Date:

For each Atlas Fund:

Atlas Strategic Growth Fund:
Name and Address	No. of Shares	Percentage of Shares Before Merger	Percentage of Shares After Merger
Atlas Independence Flagship Fund Investment A/C Attn: Atlas Fund Account 794 Davis Street, 1st Floor San Leandro, CA 94577-0279	1,665,584.415	25.20%	3.69%
Wells Fargo Bank NA FBO World 401k-Atlas Strat. Growth P.O. Box 1533 Minneapolis, MN 55480	1,659,308.790	25.11%	3.67%

Atlas Growth Opportunities Fund:
Name and Address	No. of Shares	Percentage of Shares Before Merger	Percentage of Shares After Merger
Wells Fargo Bank NA FBO World 401k Atlas Dual Focus PO Box 1533 Minneapolis, MN 55480	2,219,502.315	13.30%	8.88%

Atlas S & P 500 Index Fund:
Name and Address	No. of Shares	Percentage of Shares Before Merger	Percentage of Shares After Merger
None	None	None	None

Atlas Emerging Growth Fund:
Name and Address	No. of Shares	Percentage of Shares Before Merger	Percentage of Shares After Merger
Atlas Independence Flagship Fund Investment A/C Attn: Atlas Fund Account 794 Davis Street, 1st Floor San Leandro, CA 94577-0279	1,295,578.150	25.34%	25.34%
Wells Fargo Bank NA FBO World Increased Savings Plan PO Box 1533 Minneapolis, MN 55480	452,723.842	8.86%	8.85%

Atlas Value Fund:
Name and Address	No. of Shares	Percentage of Shares Before Merger	Percentage of Shares After Merger
Atlas Independence Flagship Fund Investment A/C Attn: Atlas Fund Account 794 Davis Street, 1st Floor San Leandro, CA 94577-0279	1,846,929.378	19.81%	12.18%
Wells Fargo Bank NA FBO World Increased Savings Plan PO Box 1533 Minneapolis, MN 55480	575,565.277	6.17%	3.80%

Atlas Dual Focus Fund:
Name and Address	No. of Shares	Percentage of Shares Before Merger	Percentage of Shares After Merger
Atlas Independence Flagship Fund Investment A/C Attn: Atlas Fund Account 794 Davis Street, 1st Floor San Leandro, CA 94577-0279	1,886,207.722	36.73%	11.33%
Wells Fargo Bank NA FBO World 401k Atlas Dual Focus PO Box 1533 Minneapolis, MN 55480	689,571.641	13.43%	4.14%

For Atlas Independence Flagship Fund:

Name and Address	No. of Shares	Percentage of Shares Before Merger	Percentage of Shares After Merger
None	None	None	None

For Atlas Independence Star Spangled Fund:

Name and Address	No. of Shares	Percentage of Shares Before Merger	Percentage of Shares After Merger
Melvin Levine Terry Levine Trustees Levine Living Trust 40223 Village 40 Camarillo, CA 93012-5602	39,054.452	5.56%	3.73%

For Atlas Independence Eagle Bond Fund:
Name and Address	No. of Shares	Percentage of Shares Before Merger	Percentage of Shares After Merger
None	None	None	None

For Atlas American Enterprise Fund:

Name and Address	No. of Shares	Percentage of Shares Before Merger	Percentage of Shares After Merger
Atlas Independence Flagship Fund Investment A/C Attn: Atlas Fund Account 794 Davis Street, 1st Floor San Leandro, CA 94577-0279	1,058,982.316	16.31%	2.09%
Atlas Independence Flagship Fund Investment A/C Attn: Atlas Fund Account 794 Davis Street, 1st Floor San Leandro, CA 94577-0279	959,834.128	14.78%	1.89%

For Atlas U.S. Government and Mortgage Securities Fund:

Name and Address	No. of Shares	Percentage of Shares Before Merger	Percentage of Shares After Merger
None	None	None	None

For Atlas California Municipal Bond Fund:

Name and Address	No. of Shares	Percentage of Shares Before Merger	Percentage of Shares After Merger
None	None	None	None

For Atlas National Municipal Fund:

Name and Address	No. of Shares	Percentage of Shares Before Merger	Percentage of Shares After Merger
None	None	None	None

For Atlas Global Growth Fund:

Name and Address	No. of Shares	Percentage of Shares Before Merger	Percentage of Shares After Merger
Wells Fargo Bank NA FBO World 401k-Atlas Global Growth P.O. box 1533 Minneapolis, MN 55480	2,552,838.403	15.56%	15.56%

                As of the Record Date, the officers and Trustees of each Evergreen Trust beneficially owned as a group less than 1% of each class of the outstanding shares of each Evergreen Fund.  To the knowledge of each Evergreen Trust, the following persons owned beneficially or of record 5% or more of the outstanding Class A shares of each Evergreen Fund as listed below, as of the Record Date:

For each Evergreen Fund:

For Evergreen Large Cap Equity Fund:

Name and Address	No. of Shares	Percentage of Shares of Class Before Merger	Percentage of Shares of Class After Merger
None	None	None	None

                For Evergreen Equity Index Fund:

Name and Address	No. of Shares	Percentage of Shares Before Merger	Percentage of Shares After Merger
Wachovia Bank 401k Accounts 1525 West WT Harris Blvd. Charlotte, NC 28288-0001	1,262,666.86	25.29%	16.93%
MLPF&S For Sole Benefit of It’s Customers Attn: Fund Admin 4800 Deer Lake Dr E, 2nd Floor Jacksonville, FL 32246-6484	383,139.753	7.67%	5.14%

For Evergreen Small-Mid Growth Fund:

Name and Address	No. of Shares	Percentage of Shares Before Merger	Percentage of Shares After Merger
Evergreen Investments Attn: Donald M. Bisson 200 Berkeley Street Boston, MA 02116	853.715	79.72%	0.01%
Evergreen Investments Attn: Catherine Dudley 200 Berkeley Street Boston, MA 02116	117.188	10.94%	0.00%
CO Evergreen 200 Berkeley Street, Floor 17 Boston, MA 02116-5022	100	9.34%	0.00%

For Evergreen Disciplined Value Fund:

Name and Address	No. of Shares	Percentage of Shares Before Merger	Percentage of Shares After Merger
Wachovia Bank 401k Accounts 1525 West WT Harris Blvd. Charlotte, NC 28288-0001	44,603.770	5.09%	0.39%

For Evergreen Envision Growth and Income Fund:

Name and Address	No. of Shares	Percentage of Shares Before Merger	Percentage of Shares After Merger
Charles Schwab & Co., Inc. Special Custody Account FBO Exclusive Benefit of Customers Reinvest Acct. 101 Montgomery St/Mutual Funds San Francisco, CA 94104	82,347.803	16.82%	0.54%

For Evergreen Envision Growth Fund:

Name and Address	No. of Shares	Percentage of Shares Before Merger	Percentage of Shares After Merger
First Clearing LLC James R. Martin and 5145 Route 412 Riegelsville, PA 18077-9591	96,136.178	29.15%	9.61%

For Evergreen Envision Income Fund:

Name and Address	No. of Shares	Percentage of Shares Before Merger	Percentage of Shares After Merger
First Clearing LLC Linda Joan Ives IRA 30 Holly Springs Sharpsburg, GA 30277-1968	16,745.718	32.61%	0.79%
First Clearing LLC Elizabeth A. Parler 617 Flicker Lane Harstville, SC 29550-7074	11,086.749	21.59%	0.52%
c/o Mutual Funds Wilmington Trust Compo Cust FBO Eplan Services Group Trust Plan PO Box 8971 Wilmington, DE 19899-8971	7,622.711	14.85%	0.36%
First Clearing LLC James B. Burton and 845 First Colonial Road, Apt 267 Virginia Beach, VA 23451-6164	3,397.096	6.62%	0.16%
First Clearing LLC Mary L. Dobes 203 Fairview Ave. Wind Gap, PA 18091-1229	3,366.099	6.56%	0.16%
First Clearing LLC Corporation FBO Nancy F. Davis IRA 1301 Tanager Drive Orlando, FL 32803-2940	3,089.442	6.02%	0.15%

For Evergreen Core Bond Fund:

Name and Address	No. of Shares	Percentage of Shares Before Merger	Percentage of Shares After Merger
Charles Schwab & Co., Inc. Special Custody Account FBO Exclusive Benefit of Customers Reinvest Acct. 101 Montgomery St/Mutual Funds San Francisco, CA 94104	7,222,514.419	17.61%	15.35%
Wachovia Bank 401k Accounts 1525 West WT Harris Blvd. Charlotte, NC 28288-0001	7,193,572.680	17.54%	15.29%
MLPF&S For Sole Benefit of Its Customers Attn: Fund Admin 4800 Deer Lake Dr. E, 2nd Floor Jacksonville, FL 32246-6484	2,663,837.387	6.49%	5.66%

For Evergreen U.S. Government Fund:

Name and Address	No. of Shares	Percentage of Shares Before Merger	Percentage of Shares After Merger
None	None	None	None

For Evergreen California Municipal Bond Fund:

Name and Address	No. of Shares	Percentage of Shares Before Merger	Percentage of Shares After Merger
MLPF&S For Sole Benefit of Its Customers Attn: Fund Admin 4800 Deer Lake Dr. E, 2nd Floor Jacksonville, FL 32246-6484	76,223.357	14.91%	0.15%
First Clearing LLC Robert A. Davis MD Carol P. Davis 2237 First Avenue Napa, CA 94558-3827	71,641.125	14.01%	0.14%
First Clearing LLC Alice Ogden Lebewohl Trust Alice Ogden Lebewohl Trustee 5500 Calle Real	59,066.680	11.55%	0.11%
Wells Fargo Investments LLC 625 Marquette Ave. S, 13th Floor Minneapolis, MN 55402-2308	31,718.801	6.20%	0.06%

For Evergreen Municipal Bond Fund:

Name and Address	No. of Shares	Percentage of Shares Before Merger	Percentage of Shares After Merger
MLPF&S For Sole Benefit of Its Customers Attn: Fund Admin 4800 Deer Lake Dr. E, 2nd Floor Jacksonville, FL 32246-6484	6,026,083.435	7.16%	5.67%
Citigroup Global Markets Inc. House Account Attn: Peter Booth 7th Floor 333 West 34th Street New York, NY 10001-2402	5,079,667.167	6.04%	4.78%

For Evergreen Intrinsic World Equity Fund:

Name and Address	No. of Shares	Percentage of Shares Before Merger	Percentage of Shares After Merger
None	None	None	None

THE TRUSTEES OF ATLAS FUNDS RECOMMEND APPROVAL OF THE MERGERS AND THE ADVISORY AGREEMENT.  ANY EXECUTED BUT UNMARKED PROXY CARDS WITHOUT INSTRUCTIONS TO THE CONTRARY WILL BE VOTED IN FAVOR OF APPROVAL OF THE APPLICABLE MERGER AND THE ADVISORY AGREEMENT.

FINANCIAL STATEMENTS AND EXPERTS

The statement of additional information relating to this Prospectus/Proxy Statement includes the following: (i) the audited financial statements of each of the Atlas Funds and the Evergreen Funds as listed below, including the financial highlights for the periods indicated therein and the reports of KPMG LLP, the Evergreen Funds’ independent registered public accounting firm, and Deloitte and Touche LLP, the Atlas Funds' independent registered public accounting firm, for the period of the annual report indicated below thereon, and (ii) the financial statements of each of the Atlas Funds and the Evergreen Funds as listed below, including the unaudited financial statements and financial highlights for the periods indicated therein.

Fund	Date of Annual Report	Date of Semi-Annual Report (if applicable) (Unaudited)
Evergreen Large Cap Equity Fund	September 30, 2006	N/A
Evergreen Equity Index Fund	July 31, 2006	N/A
Evergreen Small-Mid Growth Fund	September 30, 2006	N/A
Evergreen Disciplined Value Fund	July 31, 2006	N/A
Evergreen Envision Growth and Income Fund	N/A	June 30, 2006
Evergreen Envision Growth Fund	N/A	June 30, 2006
Evergreen Envision Income Fund	N/A	June 30, 2006
Evergreen Core Bond Fund	April 30, 2006	N/A
Evergreen U.S. Government Fund	April 30, 2006	N/A
Evergreen California Municipal Bond Fund	March 31, 2006	September 30, 2006
Evergreen Municipal Bond Fund	May 31, 2006	N/A
Atlas Funds (All)	December 31, 2005	June 30, 2006

LEGAL MATTERS

Certain legal matters concerning the issuance of shares of each Evergreen Fund will be passed upon by Richards, Layton & Finger, One Rodney Square, 920 North King Street, Wilmington, Delaware 19801.

ADDITIONAL INFORMATION

                Each Atlas Fund and each Evergreen Fund are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith file reports and other information including proxy material and charter documents with the SEC. These items can be inspected and copies obtained at the Public Reference Room maintained by the SEC at 100 F. Street, N.E., Washington, D.C. 20549, and at the SEC’s Regional Offices located at 233 Broadway, New York, New York 10279, and 175 W. Jackson Blvd., Suite 900, Chicago, Illinois 60604, at prescribed rates.

                For additional information which supplements information about Evergreen Intrinsic World Equity Fund, please see Exhibit E of this Prospectus/Proxy Statement.

OTHER BUSINESS

The Trustees of Atlas Funds do not intend to present any other business at the Meetingother than as set forth in the Notice of the Meeting. If, however, any other matters are properly brought before the Meetingor any adjournment(s) thereof, the persons named in properly executed proxies will vote thereon in accordance with their judgment.

December 29, 2006

INSTRUCTIONS FOR EXECUTING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and may help to avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the Registration on the proxy card.

JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the Registration on the proxy card.

ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of Registration. For example:

REGISTRATION                                                                         VALID SIGNATURE

CORPORATE ACCOUNTS

(1) ABC Corp.                                                                               ABC Corp.

(2) ABC Corp.                                                                               John Doe, Treasurer

(3) ABC Corp.                                                                               John Doe

   c/o John Doe, Treasurer

(4) ABC Corp. Profit Sharing Plan                                             John Doe, Trustee

TRUST ACCOUNTS

(1) ABC Trust                                                                               Jane B. Doe, Trustee

(2) Jane B. Doe, Trustee                                                              Jane B. Doe

   u/t/d 12/28/78

CUSTODIAL OR ESTATE ACCOUNTS

(1) John B. Smith, Cust.                                                               John B. Smith

        f/b/o John B. Smith, Jr. UGMA

(2) John B. Smith                                                                          John B. Smith, Jr., Executor

After completing your proxy card, return it in the enclosed postage paid envelope.

OTHER WAYS TO VOTE YOUR PROXY

Vote By Telephone:

Read the Prospectus/Proxy Statement and have your proxy card at hand.

Call the toll-free number indicated on your proxy card.

Enter the control number found on your proxy card.

Follow the simple recorded instructions.

Vote By Internet:

Read the Prospectus/Proxy Statement and have your proxy card at hand.

Go to the website indicated on your proxy card and follow the voting instructions.

The above methods of voting are generally available 24 hours a day.  Do not mail the proxy card if you are voting by telephone or Internet.  If you have any questions about the proxy card, please call The Altman Group, our proxy solicitor, at   800-499-8519 (toll free).
                                                                                                                                                                                EXHIBIT A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this 1st day of December, 2006, among Evergreen ______ Trust, a Delaware statutory trust, with its principal place of business at 200 Berkeley Street, Boston, Massachusetts 02116 (the “Acquiring Fund Trust”), on behalf of its Evergreen _______ Fund series (the “Acquiring Fund”), and Atlas Funds, a Delaware statutory trust, with its principal place of business at 749 Davis Street, San Leandro, California  94577 (the “Selling Fund Trust”), with respect to its Atlas _____ Fund series (the “Selling Fund”) and, as to Article IX only, Evergreen Investment Management Company, LLC (“EIMC”).

This Agreement is intended to be, and is adopted as, a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”).  The reorganization (the “Reorganization”) will consist of (i) the transfer of all of the assets of the Selling Fund in exchange solely for Class A shares of beneficial interest of the Acquiring Fund (the “Acquiring Fund Shares”); (ii) the assumption by the Acquiring Fund of all of the liabilities of the Selling Fund; and (iii) the distribution, on or after the Closing Date (as hereinafter defined), of the Acquiring Fund Shares pro rata to the shareholders of the Selling Fund in liquidation of the Selling Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS, the Selling Fund and the Acquiring Fund are each a separate investment series of an open‑end, registered investment company of the management type and the Selling Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, both Funds are authorized to issue their shares of beneficial interest;

WHEREAS, the Trustees of the Acquiring Fund Trust have determined that the exchange of all of the assets of the Selling Fund for Acquiring Fund Shares and the assumption of the liabilities of the Selling Fund by the Acquiring Fund on the terms and conditions hereinafter set forth are in the best interests of the Acquiring Fund and its shareholders, and that the interests of the Acquiring Fund’s existing shareholders will not be diluted as a result of the transactions contemplated herein;

WHEREAS, the Trustees of the Selling Fund Trust have determined that the Selling Fund should exchange all of its assets and liabilities for Acquiring Fund Shares on the terms and conditions herein set forth, that such exchange is in the best interests of the Selling Fund and its shareholders, and that the interests of the Selling Fund’s existing shareholders will not be diluted as a result of the transactions contemplated herein;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE SELLING FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES AND ASSUMPTION OF SELLING FUND LIABILITIES AND LIQUIDATION OF THE SELLING FUND

1.1           THE EXCHANGE.  Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Selling Fund agrees to sell, assign, convey, transfer and deliver all of the Selling Fund’s assets as set forth in paragraph 1.2 to the Acquiring Fund.  The Acquiring Fund agrees in exchange therefor (i) to issue and deliver to the Selling Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, computed in the manner and as of the time and date set forth in paragraphs 2.2 and 2.3; and (ii) to assume all of the liabilities of the Selling Fund, as set forth in paragraph 1.3.  Such transactions shall take place on the Closing Date provided for in paragraph 3.1.

1.2           ASSETS TO BE ACQUIRED.  The assets of the Selling Fund to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivables (whether accrued or contingent), that are owned by the Selling Fund and any deferred or prepaid expenses shown as an asset on the books of the Selling Fund on the Closing Date.

The Selling Fund has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of the Selling Fund’s assets as of the date thereof.  The Selling Fund hereby represents that as of the date of the execution of this Agreement there have been no changes in its financial position as reflected in said financial statements other than those occurring in the ordinary course of its business in connection with the purchase and sale of securities and the payment of its normal operating expenses.

The Selling Fund will pay or cause to be paid to the Acquiring Fund any interest, cash or such dividends, rights and other payments received by it on or after the Closing Date with respect to the assets to be transferred pursuant to this Agreement and other properties and assets of the Selling Fund, whether accrued or contingent, received by it on or after the Closing Date.  Any such distribution shall be deemed included in the assets transferred to the Acquiring Fund at the Closing Date and shall not be separately valued unless the securities in respect of which such distribution is made shall have gone “ex” such distribution prior to the Valuation Date (as hereinafter defined), in which case any such distribution which remains unpaid at the Closing Date shall be included in the determination of the value of the assets of the Selling Fund acquired by the Acquiring Fund.

1.3           LIABILITIES TO BE ASSUMED.  The Acquiring Fund shall assume all of the liabilities of the Selling Fund, whether absolute or contingent, accrued or unaccrued, known or unknown. The Selling Fund will make reasonable efforts to discharge prior to the Closing Date all of its known liabilities and obligations that are due and payable as of the Closing Date.

1.4           LIQUIDATION AND DISTRIBUTION.  On or as soon after the Closing Date as is conveniently practicable (the “Liquidation Date”), (a) the Selling Fund will liquidate and distribute pro rata to the Selling Fund’s shareholders of record, determined as of the close of business on the Valuation Date (as hereinafter defined) (the “Selling Fund Shareholders”), the Acquiring Fund Shares received by the Selling Fund pursuant to paragraph 1.1; and (b) the Selling Fund will thereupon proceed to dissolve as set forth in paragraph 1.8 below.  Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Selling Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Selling Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due such shareholders.  All issued and outstanding shares of the Selling Fund will simultaneously be canceled on the books of the Selling Fund.  The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

1.5           OWNERSHIP OF SHARES.  Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Prospectus/Proxy Statement (as defined in paragraph 4.1(o)) which will have been distributed to shareholders of the Selling Fund entitled to vote upon this Agreement.

1.6           TRANSFER TAXES.  Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Selling Fund shares on the books of the Selling Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.7           REPORTING RESPONSIBILITY.  Any reporting responsibility of the Selling Fund is and shall remain the responsibility of the Selling Fund up to and including the Closing Date and such later date on which the Selling Fund is terminated.

1.8           TERMINATION.  The Selling Fund shall be terminated promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.4.

ARTICLE II

VALUATION

2.1           VALUATION OF ASSETS.  The value of the Selling Fund’s assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of business on the New York Stock Exchange on the business day next preceding the Closing Date (such time and date being hereinafter called the “Valuation Date”), using the valuation procedures set forth in the Acquiring Fund Trust’s Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”) and the Acquiring Fund’s then current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

2.2           VALUATION OF SHARES.  The net asset value per share of the Acquiring Fund Shares shall be the net asset value per share computed as of the close of business on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Acquiring Fund Trust’s Declaration of Trust and the Acquiring Fund’s then current prospectus and statement of additional information.or such other valuation procedures as shall be mutually agreed upon by the parties.

2.3           SHARES TO BE ISSUED.  The number of the Acquiring Fund Shares of each class to be issued (including fractional shares, if any) in exchange for the Selling Fund’s assets shall be determined by multiplying the shares outstanding of each class of the Selling Fund by the ratio computed by dividing the net asset value per share of the Selling Fund attributable to such class by the net asset value per share of the respective class of the Acquiring Fund determined in accordance with paragraphs 2.1 and 2.2.  Holders ofshares of the Selling Fund on the Valuation Date will receive Class A of the Acquiring Fund.

2.4           CALCULATION OF VALUE.  All computations of value of Selling Fund shares shall be made by Investors Bank & Trust Company in accordance with its regular practice in pricing the shares and assets of the Selling Fund.  All computations of value of Acquiring Fund shares shall be made by State Street Bank and Trust Company in accordance with its regular practice in pricing the shares and assets of the Acquiring Fund.  No adjustment shall be made in the net asset value of either the Selling Fund or the Acquiring Fund to take into account differences in realized and unrealized gains and losses.

ARTICLE III

CLOSING AND CLOSING DATE

3.1           CLOSING DATE.  The closing of the Reorganization (the “Closing”) shall take place on or about May __, 2007 or such other date as the parties may agree to in writing (the “Closing Date”).  All acts taking place at the Closing shall be deemed to take place simultaneously immediately prior to the opening of business on the Closing Date unless otherwise provided.  The Closing shall be held as of 9:00 a.m. Eastern time at the offices of the Evergreen Funds, 200 Berkeley Street, Boston, MA 02116, or at such other time and/or place as the parties may agree.

3.2           EFFECT OF SUSPENSION IN TRADING.  In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Selling Fund shall be closed to trading or trading thereon shall be restricted; or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Selling Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.3           TRANSFER AGENT’S CERTIFICATE.  The Selling Fund will cause Evergreen Service Company, LLC, as transfer agent for the Selling Fund, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Selling Fund Shareholders and the number and percentage ownership of outstanding shares of the Selling Fund owned by each such shareholder immediately prior to the Closing.  Evergreen Service Company, LLC, as transfer agent for the Acquiring Fund, shall deliver at the Closing a certificate as to the opening on the Acquiring Fund’s share transfer books of accounts in the names of the Selling Fund Shareholders.  The Acquiring Fund shall issue and deliver or cause Evergreen Service Company, LLC to issue and deliver to the Secretary of the Selling Fund Trust a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date or provide evidence satisfactory to the Selling Fund that such Acquiring Fund Shares have been credited to the Selling Fund’s account on the books of the Acquiring Fund.  At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts and other documents as such other party or its counsel may reasonably request.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1           REPRESENTATIONS OF THE SELLING FUND.  The Selling Fund represents and warrants to the Acquiring Fund as follows:

(a)           The Selling Fund is a separate investment series of a statutory trust, duly established and validly existing, and in good standing under the laws of the State of Delaware, qualified as a foreign association in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Selling Fund.  The Selling Fund Trust, on behalf of the Selling Fund, has all necessary federal, state and local authorizations to carry on its business as now being conducted and to carry out this Agreement and has the trust power to perform its obligations under this Agreement, to own all of its properties and assets, and to carry on its business as presently conducted.

(b)           The Selling Fund is a separate investment series of a Delaware statutory trust that is registered as an investment company classified as a management company of the open‑end type, and the Selling Fund Trust’s registration with the Securities and Exchange Commission (the “Commission”) as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), has not been revoked or rescinded and is in full force and effect.

(c)           The current prospectus and statement of additional information of the Selling Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)           The Selling Fund is not, and the execution, delivery, and performance of this Agreement by the Selling Fund Trust on behalf of the Selling Fund (subject to approval of the Selling Fund’s shareholders) will not result, ina violation of any provision of the Selling Fund Trust’s Amended Declaration of Trust or Restated Bylaws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Selling Fund Trust, on behalf of the Selling Fund, is a party or by which it or its assets are bound.

(e)           The Selling Fund Trust on behalf of the Selling Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date, except for liabilities, if any, to be discharged as provided in paragraph 1.3 hereof, or reflected in the Statement of Assets and Liabilities as provided in paragraph 7.2.  The Selling Fund is not party to any material contracts outstanding, other than as are disclosed in the Selling Fund Trust’s registration statement on Form N-1A.

(f)            Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Selling Fund or any of its properties or assets, which assert liability on the part of the Selling Fund.  Except as disclosed by the Selling Fund to the Acquiring Fund, the Selling Fund actually knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or the Selling Fund Trust’s ability to consummate the transactions contemplatedherein on behalf of the Selling Fund.

(g)           The audited financial statements of the Selling Fund at December 31, 2005 have been prepared in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect in all material respects the financial condition of the Selling Fund as of such date, and there are no known contingent liabilities of the Selling Fund as of such date not disclosed therein, and the statements of operations and changes in net assets included therein fairly reflect in all material respects the results of its operations and changes in net assets for the periods covered thereby, in conformity with generally accepted accounting principles.    Prior to the Closing Date, the Selling Fund will endeavor to quantify and to reflect on its balance sheet all of its material known liabilities and will advise the Acquiring Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to December 31, 2005, whether or not incurred in the ordinary course of business.

(h)           Since December 31, 2005 there has not been any material adverse change in the Selling Fund’s financial condition, assets, liabilities, or business (other than changes occurring in the ordinary course of business), or any incurrence by the Selling Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund.  For the purposes of this subparagraph (h), a decline in the net asset valueof the Selling Fund, the discharge of Selling Fund liabilities, or the redemption of Selling Fund shares by shareholders of the Selling Fund shall not constitute a material adverse change.

(i)            At the Closing Date, all federal and other tax returns and reports of the Selling Fund required by law to have been filed by such date shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof.  At the Closing Date, Selling Fund will have adequately provided for any and all tax liabilities on its books.  To the best of the Selling Fund’s knowledge, no such return is currently under audit, no assessment has been asserted with respect to such returns.  Selling Fund has not had any tax deficiency or liability asserted against it or investigation with respect thereto initiated by a governmental tax authority.

(j)            For each fiscal year of its operation and through the Closing Date, the Selling Fund currently meets and has met at all times since its inception the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

(k)           All issued and outstanding shares of the Selling Fund are, and at the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and non‑assessable by the Selling FundTrust.  All of the issued and outstanding shares of beneficial interest of the Selling Fund shall have been offered for sale and sold in conformity in all material respects with all applicable federal and state securities laws (including any applicable exemptions therefrom), or the Selling Fund has taken any action necessary to remedy any prior failure to have offered for sale and sold such shares inmaterial conformity with such laws. All of the issued and outstanding shares of the Selling Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the Selling Fund’s transfer agent as provided in paragraph 3.3.  The Selling Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any of the Selling Fund shares, nor any security convertible into any of the Selling Fund shares.

(l)            At the Closing Date, the Selling FundTrust, on behalf of the Selling Fund, will have good and marketable title to the Selling Fund’s assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions, liens or encumbrances on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund and accepted by the Acquiring Fund.

(m)          The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Selling FundTrust, on behalf of the Selling Fund, and, subject to approval by the Selling Fund’s shareholders, this Agreement constitutes a valid and binding obligation of the Selling Fund Trust, on behalf of the Selling Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(n)           The information furnished in writing by the Selling Fund to the Acquiring Fund for use in no‑action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is and will be accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

(o)           The Selling Fund has provided the Acquiring Fund with written information reasonably necessary for the preparation of a prospectus, which included the proxy statement of the Selling Fund (the “Prospectus/Proxy Statement”), all of which was included in a Registration Statement on Form N-14 of the Acquiring Trust on behalf of the Acquiring Fund (the “Registration Statement”), in compliance in all material respects with the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act in connection with the meeting of the shareholders of the Selling Fund to approve this Agreement and the transactions contemplated hereby.  As of the effective date of the Registration Statement, the date of the meeting of the shareholders of the Selling Fund and the Closing Date, the Prospectus/Proxy Statement and the Registration Statement including the documents contained or incorporated therein by reference, insofar as they relate to the Selling Fund Trust or the Selling Fund, (i) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading and (ii) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement or the Prospectus/Proxy Statement made in reliance upon and in conformity with information furnished by the Acquiring Fund to the Selling Fund for use in the Registration Statement or the Prospectus/Proxy Statement.

(p)           No registration under the 1933 Act of any of the securities described in paragraph 1.2 would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Acquiring Fund or the Selling Fund, except as previously disclosed to the Acquiring Fund by the Selling Fund.

(q)           No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Selling Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, and state insurance, securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

(r)            The books and records of the Selling Fund made available to the Acquiring Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Selling Fund.

(s)           At the Closing Date, the Selling Fund will have sold such of its assets, if any, asthe Acquiring Fund shall have advised the Selling Fund in writing are necessary to assure that, after giving effect to the acquisition of the assets of the Selling Fund pursuant to this Agreement, the Acquiring Fund will remain in compliance with such mandatory investment restrictions as are set forth in its registration statement on Form N-1A, as amended through the Closing Date.  Notwithstanding the foregoing, nothing herein will require the Selling Fund to dispose of any assets if, in the reasonable judgment of the Selling Fund, such disposition would adversely affect the tax-free nature of the reorganization or would violate the Selling Fund’s fiduciary duty to its shareholders.

4.2           REPRESENTATIONS OF THE ACQUIRING FUND.  The Acquiring Fund represents and warrants to the Selling Fund as follows:

(a)           The Acquiring Fund is a separate investment series of a statutory trust, duly authorized and validly existing and in good standing under the laws of the State of Delaware, qualified as a foreign association in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Acquiring Fund.  Each of the Acquiring Fund and Acquiring Fund Trust has all necessary federal, state and local authorizations to carry on its business as now being conducted and to carry out this Agreement and has the trust power to carry out this agreement, to own all of its properties and assets, and to carry on its business as presently conducted.

(b)           The Acquiring Fund is a separate investment series of a Delaware statutory trust that is registered as an investment company classified as a management company of the open‑end type, and its registration with the Commission as an investment company under the 1940 Act has not been revoked or rescinded and is in full force and effect.

(c)           The current prospectus, statement of additional information and registration statement on Form N-1A of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)           The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of the Acquiring Fund Trust’s Declaration of Trust or Amended and Restated By‑Laws (the “By-Laws”) or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it or its assets are bound.

(e)           Except as otherwise disclosed in writing to the Selling Fund and accepted by the Selling Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which assert liability on the part of the Acquiring Fund.   Except as disclosed by the Acquiring Fund to the Selling Fund, the Acquiring Fund actually knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(f)            The audited financial statements of the Acquiring Fund at __________ have been prepared in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Selling Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date not disclosed therein, and that statements of operations and changes in net assets included therein fairly reflect the results of its operations and changes in net assets for the periods covered thereby, in conformity with generally accepted accounting principles.

(g)           Since ___________ there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities, or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Selling Fund. For the purposes of this subparagraph (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

(h)           At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such date shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof.  At the Closing Date, Acquiring Fund will have adequately provided for any and all tax liabilities on its books.  To the best of the Acquiring Fund’s knowledge, no such return is currently under audit, no assessment has been asserted with respect to such returns.  Acquiring Fund has not had any tax deficiency or liability asserted against it or question with respect thereto raised.

(i)            For each fiscal year of its operation and through the Closing Date, the Acquiring Fund currently meets and has met at all times since its inception the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

(j)            All issued and outstanding Acquiring Fund Shares have been or will be offered for sale and sold in conformity with all applicable federal and state securities laws (including any applicable exemptions therefrom), and are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non‑assessable.  The Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

(k)           The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(l)            The Acquiring Fund Shares to be issued and delivered to the Selling Fund, for the account of the Selling Fund Shareholders, pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized and, when so issued and delivered, will be duly, legally,  and validly issued shares of the Acquiring Fund, and will be fully paid and non‑assessable and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof, and will be in compliance with all applicable federal and state securities laws.

(m)          The information furnished in writing by the Acquiring Fund to the Selling Fund for use in no‑action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is and will be accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

(n)           As of the effective date of the Registration Statement, the date of the meeting of the shareholders of the Selling Fund and the Closing Date, the Prospectus/Proxy Statement and the Registration Statement including the documents contained or incorporated therein by reference, insofar as they relate to the Acquiring Fund Trust or the Acquiring Fund, (i) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading and (ii) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement or the Prospectus/Proxy Statement made in reliance upon and in conformity with information furnishedin writing by the Selling Fund to the Acquiring Fund for use in the Registration Statement or the Prospectus/Proxy Statement.

The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, and state insurance, securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

ARTICLE V

COVENANTS OF THE ACQUIRING FUND AND THE SELLING FUND

5.1           OPERATION IN ORDINARY COURSE.  The Acquiring Fund and the Selling Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions.

5.2           INVESTMENT REPRESENTATION.  The Selling Fund represents and warrants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.3           APPROVAL BY SHAREHOLDERS.  The Selling Fund Trust will call a meeting of the shareholders of the Selling Fund to act upon this Agreement and to take all other action reasonably necessary to obtain approval of the transactions contemplated herein.

5.4           ADDITIONAL INFORMATION.  The Selling Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of shares of the Selling Fund.

5.5           FURTHER ACTION.  Subject to the provisions of this Agreement, the Acquiring Fund and the Selling Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

5.6           STATEMENT OF EARNINGS AND PROFITS.  As promptly as practicable, but in any case within sixty days after the Closing Date, the Selling Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Selling Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be reviewed by KPMG LLP and certified by the Selling Fund Trust’s President and Treasurer.

5.7           DISSOLUTION.  The Selling Fund agrees that the liquidation and dissolution of the Selling Fund will be effected in the manner provided in the Selling Fund Trust’s Amended Declaration of Trust in accordance with applicable law and that on and after the Closing Date, the Selling Fund shall not conduct any business except in connection with its liquidation and dissolution.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLING FUND

The obligations of the Selling Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1           All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Acquiring Fund shall have delivered to the Selling Fund a certificate executed in its name by a duly authorized officer of the Acquiring Fund Trust, in form and substance reasonably satisfactory to the Selling Fund and dated as of the Closing Date, to such effect and as to such other matters as the Selling Fund shall reasonably request, including that the Acquiring Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to each of such dates.

6.2           The Selling Fund shall have received on the Closing Date an opinion from Richards, Layton & Finger, counsel to the Acquiring Fund, or Delaware counsel reasonably acceptable to the officers of the Selling Fund, dated as of the Closing Date, in a form reasonably satisfactory to the Selling Fund, covering the following points:

(a)           The Acquiring Fund is a separate investment series of the Acquiring Fund Trust, a Delaware statutory trust, duly formed and validly existing under the laws of the State of Delaware and has the requisite trust power to own all its properties and to carry on its business as presently conducted;

(b)           the Acquiring Fund Shares to beissued and delivered to the Selling Fund as provided for by this Agreement are duly authorized and upon such delivery will be validly issued and will be fully paid and non-assessable by the Acquiring Fund Trust and the Acquiring Fund and no shareholder of the Acquiring Fund has any preemptive right to subscription or purchase in respect thereof;

(c)           this Agreement has been duly authorized, executed and delivered by Acquiring Fund Trust on behalf of the Acquiring Fund and, assuming that the current prospectus of the Acquiring Fund, the Registration Statement and the Prospectus/Proxy Statement comply with the 1933 Act, the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by the Selling Fund Trust on behalf of the Selling Fund, is a valid and binding obligation of the Acquiring Fund Trust on behalf of the Acquiring Fund, enforceable against the Acquiring Fund Trust in accordance with its terms;

(d)           the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the Declaration of Trust or By-Laws, or any provision of any agreement known to such counsel to which the Acquiring Fund Trust or the Acquiring Fund is a party or by which it is bound;

(e)           no consent, approval, authorization or order of any court or governmental authority is required for the consummation by Acquiring Fund Trust on behalf of the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities or blue sky laws; and

(f)            the Registration Statement has become effective under the 1933 Act, and to best of the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act.

Such opinion shall contain such assumptions and limitations as shall be in the opinion of Richards, Layton & Finger or such other counsel appropriate to render the opinions expressed therein.

In this paragraph 6.2, references to the Prospectus/Proxy Statement include and relate to only the text of such Prospectus/Proxy Statement and not to any exhibits or attachments thereto or to any documents incorporated by reference therein.

6.3           That the Acquiring Fund Trust, on behalf of the Acquiring Fund, shall have executed and delivered to the Selling Fund an Assumption of Liabilities dated as of the Closing Date pursuant to which the Acquiring Fund will assume all of the liabilities of the Selling Fund existing at the Valuation Date in connection with the transactions contemplated by this Agreement, other than liabilities arising pursuant to this Agreement.

6.4           That all actions taken by Acquiring Fund Trust on behalf of the Acquiring Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to the Selling Fund and its counsel.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Selling Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1           All representations, covenants, and warranties of the Selling Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Selling Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by a duly authorized officer of the Selling Fund Trust, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request, including that the Selling Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to each of such dates.

7.2           The Selling Fund shall have delivered to the Acquiring Fund a statement of the Selling Fund’s assets and liabilities, with values determined as provided in Article II of this Agreement, together with a list of the Selling Fund’s portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the Selling Fund Trust, together with any such other evidence as to such tax cost as the Acquiring  Fund may reasonably request.

7.3           The Acquiring Fund shall have received on the Closing Date an opinion from Richards, Layton & Finger, counsel to the Acquiring Fund, or Delaware counsel reasonably acceptable to the officers of the Acquiring Fund, dated as of the Closing Date, in a form reasonably satisfactory to the Acquiring Fund, covering the following points:

(a)           The Selling Fund is a separate investment series of the Selling Fund Trust, a Delaware statutory trust, duly formed and validly existing under the laws of the State of Delaware and has the requisite trust power to own all of its properties and to carry on its business as presently conducted.

(b)           This Agreement has been duly authorized, executed and delivered by the Selling Fund Trust on behalf of the Selling Fund and, assuming that the Registration Statement, the Selling Fund’s then current prospectus, and the Prospectus/Proxy Statement comply with the 1933 Act, the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by Selling Fund Trust on behalf of the Selling Fund, is a valid and binding obligation of the Selling Fund Trust on behalf of the Selling Fund;

(c)           The Selling Fund Trust, on behalf of the Selling Fund, has the trust power to sell, assign, convey, transfer and deliver the assets contemplated hereby and, upon consummation of the transactions contemplated hereby in accordance with the terms of this Agreement, including the performance by the Selling Fund Trust on behalf of the Selling Fund of all of its obligations under Article 1 of the Agreement, the Trust on behalf of the Selling Fund will have duly sold, assigned, conveyed, transferred and delivered to the Acquiring Fund Trust on behalf of the Acquiring Fund the assets contemplated by the Agreement to be sold, assigned, conveyed, transferred and delivered;

(d)           The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the Amended Declaration of Trust or Restated Bylaws or any provision of any agreement known to such counsel to which the Selling Fund Trust or the Selling Fund is a party or by which it is bound; and

(e)           to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Selling Fund Trust on behalf of the Selling Fund of the transactions contemplated hereby, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities or blue sky laws.

(f)            Such counsel does not know of any legal or governmental proceedings relating to the Selling Fund Trust of the Selling Fund existing on or before the date of mailing of the Prospectus/Proxy Statement referred to in paragraph 4.1(o) or the Closing Date required to be described in the Registration Statement which are not described as required.

Such opinion shall contain such other assumptions and limitations as shall be in the opinion of Richards, Layton & Finger or such other counsel appropriate to render the opinions expressed therein.

In this paragraph 7.3, references to the Prospectus/Proxy Statement include and relate to only the text of such Prospectus/Proxy Statement and not to any exhibits or attachments thereto or to any documents incorporated by reference therein.

7.4           That the Selling Fund’s custodian shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Selling Fund held or maintained by such custodian as of the Valuation Date.

7.5           That the Selling Fund’s transfer agent shall have provided to the Acquiring Fund (i) the originals or true copies of all of the records of the Selling Fund in the possession of such transfer agent as of the Closing Date, (ii) a certificate setting forth the number of shares of each class of the Selling Fund outstanding as of the Valuation Date, and (iii) the name and address of each holder of record of any shares of the Selling Fund and the number of shares held of record by each such shareholder.

7.6           That all actions taken by the Selling Fund Trust on behalf of the Selling Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to the Acquiring Fund and its counsel.

7.7           That the assets of the Selling Fund to be acquired by the Acquiring Fund will include no assets which the Acquiring Fund, by reason of charter limitations or of investment restrictions disclosed in its registration statement in effect on the Closing Date, may not properly acquire.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING

FUND AND THE SELLING FUND

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Selling Fund or the Acquiring Fund, either party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1           This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Selling Fund in accordance with applicable law, the provisions of the Selling Fund Trust’s Amended Declaration of Trust, Restated Bylaws, and the Prospectus/Proxy Statement and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund.  Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.1.

8.2           On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3           All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary “no‑action” positions of and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated hereby shall have been obtained.

8.4           The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness of the Registration Statement shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5           The Selling Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Selling Fund Shareholders all of the Selling Fund’s (i) net investment company taxable income (computed without regard to any deduction for dividends paid) and any net tax exempt income, each for all taxable periods ending on or prior to the Closing Date and (ii) all of the net capital gains realized in all taxable periods ending on or prior to the Closing Date (after reduction for any capital loss carry forward).

8.6           The parties shall have received a favorable opinion of Ropes & Gray LLP addressed to the Acquiring Fund and the Selling Fund substantially to the effect that, although not free from doubt, for federal income tax purposes:

(a)           The transfer of all of the Selling Fund assets in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Selling Fund followed by the distribution of the Acquiring Fund Shares pro rata to the Selling Fund Shareholders in liquidation of the Selling Fund will constitute a “reorganization” within the meaning of Section 368(a)(1)of the Code and the Acquiring Fund and the Selling Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

(b)           No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Selling Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Selling Fund.

(c)           No gain or loss will be recognized by the Selling Fund upon the transfer of the Selling Fund assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Selling Fund (other than with respect to transferred assets as to which gain or loss is required to be recognized at taxable year end) or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to Selling Fund Shareholders in exchange for their shares of the Selling Fund.

(d)           No gain or loss will be recognized by the Selling Fund Shareholders upon the exchange of their Selling Fund shares for the Acquiring Fund Shares in liquidation of the Selling Fund.

(e)           The aggregate tax basis for the Acquiring Fund Shares received by each Selling Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Selling Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Fund Shares received by each Selling Fund Shareholder will include the period during which the Selling Fund shares exchanged therefor were held by such shareholder (provided the Selling Fund shares were held as capital assets on the date of the Reorganization).

(f)            The tax basis of the Selling Fund assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Selling Fund immediately prior to the Reorganization, and the holding period of the assets of the Selling Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Selling Fund.

(g)           The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

Ropes & Gray LLP will express no view with respect to the effect of the Reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized at the end of a taxable year (or on the termination or transfer thereof) under federal income tax principles.

The opinion will be based on certain factual certifications made by officers of the Selling Fund and the Acquiring Fund and will also be based on customary assumptions. The opinion will note and distinguish certain published precedent.  The opinion is not a guarantee that the tax consequences of the Reorganization will be as described above.

Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.6.

8.7           The Acquiring Fund shall have received from KPMG LLP a letter addressed to the Acquiring Fund, in form and substance satisfactory to the Acquiring Fund, to the effect that:

(a)           They are independent certified public accountants with respect to the Selling Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder;

(b)           On the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the Pro Forma Capitalization Table appearing in the Registration Statement and Prospectus/Proxy Statement has been obtained from and is consistent with the accounting records of the Selling Fund;

(c)           On the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the pro forma financial statements that are included in the Registration Statement and Prospectus/Proxy Statement agree to the underlying accounting records of the Acquiring Fund and the Selling Fund or with written estimates provided by each Fund’s management, and were found to be mathematically correct; and

(d)           On the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the data utilized in the calculations of the pro forma expense ratios appearing in the Registration Statement and Prospectus/Proxy Statement agree with underlying accounting records of the Selling Fund or with written estimates by the Selling Fund’s management and were found to be mathematically correct.

In addition, unless waived by the Acquiring Fund, the Acquiring Fund shall have received from KPMG LLP a letter addressed to the Acquiring Fund dated on the Closing Date, in form and substance satisfactory to the Acquiring Fund, to the effect that on the basis of limited procedures agreed upon by the Acquiring Fund (but not an examination in accordance with generally accepted auditing standards), the net asset value per share of theSelling Fund as ofthe Valuation Date was computed and the valuation of the portfolio was consistent with the valuation practices of the Acquiring Fund.

8.8           The Selling Fund shall have received from KPMG LLP a letter addressed to the Selling Fund, in form and substance satisfactory to the Selling Fund, to the effect that:

(a)           They are independent certified public accountants with respect to the Acquiring Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder;

(b)           They had performed limited procedures agreed upon by the Selling Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards) which consisted of a reading of any unaudited pro forma financial statements included in the Registration Statement and Prospectus/Proxy Statement, and making inquiries of appropriate officials of the Acquiring Fund Trust and of the Selling Fund Trust responsible for financial and accounting matters whether such unaudited pro forma financial statements comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder;

(c)           On the basis of limited procedures agreed upon by the Selling Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the Pro Forma Capitalization Table appearing in the Registration Statement and Prospectus/Proxy Statement has been obtained from and is consistent with the accounting records of the Acquiring Fund; and

(d)           On the basis of limited procedures agreed upon by the Selling Fund (but not an examination in accordance with generally accepted auditing standards), the data utilized in the calculations of the pro forma expense ratios appearing in the Registration Statement and Prospectus/Proxy Statement agree with underlying accounting records of the Acquiring Fund or with written estimates by the Acquiring Fund’s management and were found to be mathematically correct.

                8.9           That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

                                                                             ARTICLE IX

                                                                                              EXPENSES

9.1           Except as otherwise provided for herein, all expenses of the transactions contemplated by this Agreement incurred by the Selling Fund and the Acquiring Fund, whether incurred before or after the date of this Agreement, will be borne by EIMC or one of its affiliates.  Such expenses include, without limitation, (a) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (b) expenses associated with the preparation and filing of the Registration Statement under the 1933 Act covering the Acquiring Fund Shares to be issued pursuant to the provisions of this Agreement; (c) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection herewith in each state in which the Selling Fund Shareholders are resident as of the date of the mailing of the Prospectus/Proxy Statement to such shareholders; (d) postage; (e) printing; (f) accounting fees; (g) legal fees; and (h) solicitation costs of the transaction.  Notwithstanding the foregoing, the Acquiring Fund shall pay its own federal and state registration fees, and each of the Selling Fund and Acquiring Fund will bear its own brokerage and other similar expenses in connection with the Reorganization.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1         The Acquiring Fund and the Selling Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2         The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

ARTICLE XI

TERMINATION

11.1         This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Selling Fund.  In addition, either the Acquiring Fund or the Selling Fund may at its option terminate this Agreement at or prior to the Closing Date because:

(a)           Of a breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days; or

(b)           A condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

11.2         In the event of any such termination, there shall be no liability for damages on the part of either the Acquiring Fund, the Selling Fund, the Acquiring Fund Trust, the Selling Fund Trust, or the respective Trustees or officers, to the other party, but each shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement to the extent provided in paragraph 9.1.

ARTICLE XII

AMENDMENTS

12.1         This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Selling Fund and the Acquiring Fund; provided, however, that following the meeting of shareholders of the Selling Fund pursuant to paragraph 5.3 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Selling Fund Shareholders under this Agreement to the detriment of such Selling Fund Shareholders without their further approval.

12.2         Each of the Selling Fund and the Acquiring Fund, after consultation with counsel and by consent of the Trustees of the Selling Fund, or the Trustees of the Acquiring Fund Trust, on behalf of the Acquiring Fund, as the case may be, on its behalf or an officer authorized by such Trustees, may waive any condition to their respective obligations hereunder.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;

LIMITATION OF LIABILITY

13.1         The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2         This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3         This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof.

13.4         This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party.  Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5         Each of the Acquiring Fund and the Selling Fund represents that there is no person who has dealt with it or either the Selling Fund Trust or the Acquiring Fund Trust who by reason of such dealings is entitled to any broker’s or finder’s or other similar fee or commission arising out of the transactions contemplated by this Agreement.

13.6         All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding an investigation made by them or on their behalf.

13.7.        This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except by a letter of agreement signed by each party hereto.

13.8         With respect to both the Selling Fund Trust and the Acquiring Fund Trust, the names used herein refer respectively to the trust created and, as the case may be, the Trustees, as trustees but not individually or personally, acting from time to time under organizational documents filed in Delaware, which are hereby referred to and are also on file at the principal offices of the Selling Fund Trust or, as the case may be, the Acquiring Fund Trust.  The obligations of the Selling Fund Trust or of the Acquiring Fund Trust entered into in the name or on behalf thereof by any of the Trustees, representatives or agents of the Selling Fund Trust or the Acquiring Fund Trust, as the case may be, are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Selling Fund Trust or, as the case may be, the Acquiring Fund Trust personally, but bind only the trust property, and all persons dealing with the Selling Fund or the Acquiring Fund must look solely to the trust property belonging to the Selling Fund or, as the case may be, the Acquiring Fund for the enforcement of any claims against the Selling Fund or, as the case may be, the Acquiring Fund.

                13.9         Any and all obligations or liabilities arising under or in respect of this Agreement shall be those of the Selling Fund or the Acquiring Fund, as the case may be, and shall not otherwise be obligations or liabilities of the Selling Fund Trust or the Acquiring Fund Trust, and, for clarity, under no circumstances will any other series of the Selling Fund Trust or the Acquiring Fund Trust have any obligation or liability under or in respect of this Agreement or the transactions contemplated hereby.

                IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

EVERGREEN ______ TRUST ON BEHALF OF EVERGREEN _______ FUND

By:

Name:

Title:       Authorized Officer

ATLAS FUNDS ON BEHALF OF ATLAS ________ FUND

By:

Name:

Title:       Authorized Officer

EVERGREEN INVESTMENT MANAGEMENT COMPANY, LLC

Solely for the purposes of Article 9.1 of the Agreement,

By: ____________________________

Name:

Title: Authorized Officer

EXHIBIT B

COMPARISON OF ATLAS FUNDS' AND EVERGREEN FUNDS'

FUNDAMENTAL INVESTMENT POLICIES

FUNDAMENTAL INVESTMENT RESTRICTIONS - ATLAS FUNDS

    Each Fund has adopted the following fundamental investment policies and investment restrictions in addition to the policies and restrictions discussed in the Prospectus.  With respect to each Fund, the policies and restrictions listed below cannot be changed without approval by the holders of a "majority of the outstanding voting securities" of that Fund (which is defined in the 1940 Act to mean the lesser of (i) 67% or more of the outstanding voting securities of a Fund present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities. These restrictions provide that no Fund may:

    (1)  Purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities) if with respect to 75% of the Fund's assets, as a result, more than 5% of the value of such assets of the Fund would be invested in the securities of any one issuer or such Fund's ownership would be more than 10% of the outstanding voting securities of such issuer. These restrictions shall not apply to the California Municipal Bond Fund, the California Municipal Money Fund or the Atlas Independence Portfolios.

    (2)  Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of any Fund's investments in that industry would equal or exceed 25% of the current value of such Fund's total assets, provided that there is no limitation with respect to investments in (i) municipal obligations (with respect to the Municipal Funds); (ii) obligations of the United States Government, its agencies or instrumentalities;(iii) the obligations of domestic banks (with respect to the Money Funds); (iv) in the case of the Atlas Independence Portfolios, investment companies; and (v) in case of the S&P 500 Index Master Portfolio, any industry in which the S&P 500 Index may become concentrated but only to the same degree and during the same period as the index. For purposes of this policy, the Funds have adopted the industry classifications set forth in the Appendix to this Statement of Additional Information which may be amended from time to time without shareholder approval.

    (3)  Purchase securities subject to legal or contractual restrictions preventing their ready disposition; or enter into repurchase agreements or purchase time deposits maturing in more than seven days or acquire other illiquid assets if, immediately after and as a result, the value of illiquid assets held by a Fund would exceed, in the aggregate, 10% of the value of the Fund's net assets (except that the Balanced Fund, the Strategic Growth Fund, the Global Growth Fund, the Emerging Growth Fund, the Strategic Income Fund, the S&P 500 Index Fund and the Atlas Independence Portfolios have each adopted this restriction as a non-fundamental operating policy which may be changed without shareholder approval).

    (4)  Invest in securities of a company which, together with any predecessor, has been in operation for less than three years if more than 5% of the Fund's total assets would then be invested in such securities; provided that in the case of industrial revenue bonds purchased for the Municipal Funds, this restriction shall apply to the entity supplying the revenues from which the issue is to be paid.  The Global Growth Fund, the S&P 500 Index Fund and the Atlas Independence Portfolios have adopted this restriction as a non-fundamental operating policy which may be changed without shareholder approval.  The Emerging Growth Fund has adopted a 10% limit on investment in such securities as a non-fundamental operating policy which may be changed without shareholder approval.

    (5)  Invest in companies for the purpose of exercising control or management.

    (6)  Purchase or sell real estate or real estate limited partnership interests; provided that a Fund may invest in readily marketable securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.

    (7)  Purchase or sell commodities or commodities contracts or interests in oil, gas or other mineral exploration or development programs, provided, however, that the Bond and Stock Funds may purchase and sell interest rate futures contracts and related options, and the Stock Funds and the Strategic Income Fund may purchase and sell stock index futures contracts and related options and purchase or sell forward foreign currency contracts.

    (8)  Mortgage, pledge or in any other manner transfer as security for any indebtedness, any of its assets; provided that this restriction shall not apply to the transfer of securities in connection with a permissible borrowing.  For purposes of this restriction, (a) the deposit of assets in escrow or a segregated account in connection with the writing of covered put or call options, the purchase of securities on a when-issued or delayed-delivery basis, or the undertaking of another investment technique utilizing a cover or segregated account arrangement, and (b) collateral arrangements with respect to (i) the purchase and sale of options on securities and options on indexes and (ii) initial or variation margin for futures contracts will not be deemed to be pledges of a Fund's assets.

    (9)  Purchase securities on margin or effect short sales, except that a Fund may obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities, and may make margin payments in connection with futures contracts and related options and the Stock Funds may effect short sales against-the-box.

    (10) Engage in the business of underwriting securities issued by others, except to the extent that the purchase of municipal obligations or other permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with any Fund's investment program may be deemed to be an underwriting.

    (11) Participate on a joint or a joint and several basis in any trading account in securities.  (The "bunching" of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of Atlas Advisers or a Sub-Adviser to save brokerage costs or average prices among them is not deemed to result in a securities trading account.)

    (12) Make loans to any person or firm; provided, however, that the acquisition for investment of a portion of an issue of publicly distributed bonds, debentures, notes or other evidences of indebtedness of any corporation or government shall not be construed to be the making of a loan; and provided further that a Fund may enter into repurchase agreements and may make loans of portfolio securities.

    (13) Purchase from or sell portfolio securities to its officers, directors or other "interested persons" (as defined in the 1940 Act) (other than otherwise unaffiliated brokers) of the Fund or of the Trust.

    (14) Purchase or retain the securities of an issuer if, to the Fund's knowledge, one or more of the directors or officers of the Trust or Atlas Advisers individually own beneficially more than 1/2 of 1% of the securities of such issuer and together own  beneficially more than 5% of such securities.

    (15) Borrow money, except from banks for temporary or emergency purposes, in excess of 33-1/3% of the value of a Fund's total assets. A Fund will not purchase securities if such borrowings are outstanding in excess of 5% of the value of a Fund's total assets.  This restriction shall not apply to the Strategic Growth Fund, the Global Growth Fund and the Strategic Income Fund and shall not prevent a Bond Fund from entering into reverse repurchase agreements or "roll" transactions, provided that these transactions and any other transactions constituting borrowing by a Fund may not exceed one-third of the Fund's total assets.  In the event that the asset coverage for a Fund's borrowings falls below 300%, a Fund will reduce, within three days (excluding Sundays and holidays), the amount of its borrowings in order to provide for 300% asset coverage. To do so the Funds may have to do so at a disadvantageous time. The Funds may not borrow money for leverage purposes, which is borrowing money to purchase portfolio securities.

    (16) Knowingly purchase securities of other registered management investment companies, except that a Fund may acquire such securities: (i) if not more than 10% of the Fund's assets shall be invested in such securities; or (ii) in connection with a merger, acquisition or consolidation with such a company. This restriction shall not prevent the S&P 500 Index Fund from investing all of its assets in a diversified open-end management investment company with substantially the same investment objective, policies and restrictions as the fund or the Atlas Independence Portfolios from investing all of its assets in other Funds of the Trust.

    (17) Issue senior securities, as defined in the 1940 Act, except that, this restriction shall not be deemed to prohibit the Fund from (a) making any permitted borrowings, mortgages or pledges, or (b) entering into repurchase transactions.

    (18) Conduct its investment program in a manner inconsistent with prudent investment management.

All Funds.

     A Fund may exchange securities, exercise conversion or subscription rights, warrants, or other rights to purchase common stock or other equity securities and may hold, except to the extent limited by the 1940 Act, any such securities so acquired without regard to the Fund's investment policies and restrictions. A Fund will include the original cost of the securities so acquired in any subsequent determination of a Fund's compliance with the investment percentage limitations referred to above and in the Prospectus.  A diversified Fund will not knowingly exercise rights or otherwise acquire securities when to do so would jeopardize the Fund's status under the 1940 Act as a "diversified" investment company.  If a percentage restriction on investment or utilization of assets in a fundamental policy or restriction is adhered to at the time an investment is made, a later change in percentage ownership of a security or kind of securities resulting from changing market values will not be considered a violation of a Fund's investment policies or restrictions.

    The Trust may make commitments more restrictive than the restrictions listed above with respect to a Fund so as to permit the sale of shares of the Fund in certain states.

    The Trust has adopted a non-fundamental policy that prohibits any Fund from acquiring any securities of other open-end investment companies or registered unit investment trusts in reliance on subparagraphs (G) or (F) of Section 12(d)(1) of the 1940 Act except for the Atlas Independence Portfolios.

FUNDAMENTAL INVESTMENT RESTRICTIONS - EVERGREEN FUNDS

Each Fund has adopted the fundamental investment restrictions set forth below which may not be changed without the vote of a majority of the Fund's outstanding shares, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). In some cases, an explanation beneath a fundamental policy describes the Fund’s practices with respect to that policy, as allowed by current law. If the law governing a policy changes, the Fund’s practices may be changed accordingly without a shareholder vote. Unless otherwise stated, all references to the assets of a Fund are in terms of current market value.

Diversification

Each Fund may not make any investment that is inconsistent with its classification as a diversified investment company under the 1940 Act.

Further Explanation of Diversification Policy:

To remain classified as a diversified investment company under the 1940 Act, each Fund must conform with the following: With respect to 75% of its total assets, a diversified investment company may not invest more than 5% of its total assets, determined at market or other fair value at the time of purchase, in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, determined at the time of purchase. These limitations do not apply to (1) a Fund’s assets represented by cash or cash equivalents, (2) investments in securities issued or guaranteed by the United States (U.S.) government or its agencies or instrumentalities, and (3) shares of other investment companies.

2.  Concentration

Each Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry (other than securities that are issued or guaranteed by the U.S. government or its agencies or instrumentalities).

Further Explanation of Concentration Policy:

Each Fund may not invest more than 25% of its total assets, taken at market value, in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

3.  Issuing Senior Securities

Except as permitted under the 1940 Act, each Fund may not issue senior securities.

4.  Borrowing

Each Fund may not borrow money, except to the extent permitted by applicable law.

Further Explanation of Borrowing Policy:

Under the 1940 Act generally, each Fund may borrow from banks in an amount up to 33 1/3% of its total assets (including amounts borrowed) for any reason, and each Fund may also borrow up to an additional 5% of its total assets from banks or others for temporary or emergency purposes. Each Fund may also borrow from certain other Evergreen funds pursuant to applicable exemptive relief, within the limitations described above.

5.  Underwriting

Each Fund may not underwrite securities of other issuers, except insofar as a Fund may be deemed to be an underwriter in connection with the disposition of its portfolio securities.

6.  Real Estate

                Each Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, a Fund may invest in (a) securities that are directly or indirectly secured by real estate, or (b) securities issued by issuers that invest in real estate.

7.  Commodities

Each Fund may not purchase or sell commodities or contracts on commodities, except to the extent that a Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

8.  Lending

Each Fund may not make loans to other persons, except that a Fund may lend its portfolio securities or cash in accordance with applicable law. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

Further Explanation of Lending Policy:

To generate income and offset expenses, a Fund may lend portfolio securities to broker‑dealers and other financial institutions in an amount up to 33 1/3% of its total assets, taken at market value. While securities are on loan, the borrower will pay the Fund any income accruing on the security. The Fund may invest any collateral it receives in additional portfolio securities, such as U.S. Treasury notes, certificates of deposit, other high‑grade, short‑term obligations or interest bearing cash equivalents. Increases and decreases in the market value of a security lent will affect the Fund and its shareholders.

When a Fund lends its securities, it will require the borrower to give the Fund collateral in cash or U.S. government securities. The Fund will require collateral in an amount equal to at least 100% of the current market value of the securities lent, including accrued interest. The Fund has the right to call a loan and obtain the securities lent any time on notice of not more than five business days. The Fund may pay reasonable fees in connection with such loans.

                The funds in the Evergreen Select Equity Trust, Evergreen Select Fixed Income Trust (except Evergreen Adjustable Rate Fund), Evergreen Equity Trust and Evergreen Fixed Income Trust have the ability to lend cash to other Evergreen funds, in accordance with Evergreen’s Interfund Lending Policy and with the exemptive order issued by the Securities and Exchange Commission on November 20, 2001 (Rel. No. 812-11592).

EXHIBIT C

PRO-FORMA CAPITALIZATION

The following tables set forth the capitalization of each Atlas Fund and Evergreen Fund as of dates listed below, and the capitalization of each Evergreen Fund on a pro forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value and assuming the applicable Merger had been consummated on that date.

  The following tables above should not be relied upon to reflect the number of shares to be received in each Merger; the actual number of shares to be received will depend upon the net asset value and number of shares outstanding of each Fund at the time of the Merger.

1.  Capitalization of Atlas Strategic Growth Fund, Atlas Growth Opportunities Fund, Evergreen Large Cap Equity Fund and Evergreen Large Cap Equity Fund (Pro Forma) as of September 30, 2006*

	Atlas Strategic Growth Fund	Atlas Growth Opportunities Fund	Evergreen Large Cap Equity Fund	Adjustments	Evergreen Large Cap Equity Fund (Pro Forma)
Net Assets
Class A	N/A	N/A	$115,629,879	$ 512,964,360	$ 628,594,239
Class B	N/A	N/A	$29,352,448	N/A	$29,352,448
Class C	N/A	N/A	$7,944,289	N/A	$7,944,289
Class I	N/A	N/A	$1,722,789,586	N/A	$1,722,789,586
Class IS	N/A	N/A	$68,764,259	N/A	$68,764,259
Atlas Fund shares	$ 95,636,408	$417,327,952	N/A	($512,964,360)	N/A
Total Net Assets	$ 95,636,408	$ 417,327,952	$1,944,480,461	$0	$2,457,444,821
Net Asset Value Per Share
Class A	N/A	N/A	$17.09	N/A	$17.09
Class B	N/A	N/A	$16.36	N/A	$16.36
Class C	N/A	N/A	$16.64	N/A	$16.64
Class I	N/A	N/A	$17.16	N/A	$17.16
Class IS	N/A	N/A	$17.10	N/A	$17.10
Atlas Fund shares	$14.03	$24.71	N/A	N/A	N/A
Shares Outstanding
Class A	N/A	N/A	6,765,082	30,011,630	36,766,712
Class B	N/A	N/A	1,794,536	N/A	1,794,536
Class C	N/A	N/A	477,435	N/A	477,435
Class I	N/A	N/A	100,382,434	N/A	100,382,434
Class IS	N/A	N/A	4,021,422	N/A	4,021,422
Atlas Fund Shares	6,818,540	16,889,126	N/A	(23,707,666)	N/A
Total Shares Outstanding	6,818,540	16,889,126	113,440,909	6,303,964	143,452,539

                * The pro forma data reflects an exchange ratio of approximately 0.82 and 1.45 for Class A shares of Evergreen Large Cap Equity Fund issued for each share of Atlas Strategic Growth Fund and Atlas Growth Opportunities Fund, respectively. Evergreen Large Cap Equity Fund will be the accounting survivor following the Merger.

2.  Capitalization of Atlas S&P 500 Index Fund, Evergreen Equity Index Fund and

Evergreen Equity Index Fund (Pro Forma) as of July 31, 2006*

	Atlas S&P 500 Index Fund	Evergreen Equity Index Fund	Adjustments	Evergreen Equity Index Fund (Pro Forma)
Net Assets
Class A	N/A	$241,552,681	$110,520,228	$352,072,909
Class B	N/A	$141,090,461	N/A	$141,090,461
Class C	N/A	$173,515,080	N/A	$173,515,080
Class I	N/A	$255,491,582	N/A	$255,491,582
Class IS	N/A	$15,035,391	N/A	$15,035,391
Atlas Fund shares	$110,520,228	N/A	($110,520,228)	N/A
Total Net Assets	$110,520,228	$826,685,195	$0	$937,205,423
Net Asset Value Per Share
Class A	N/A	$47.72	N/A	$47.72
Class B	N/A	$47.46	N/A	$47.46
Class C	N/A	$47.52	N/A	$47.52
Class I	N/A	$47.76	N/A	$47.76
Class IS	N/A	$47.73	N/A	$47.73
Atlas Fund shares	$8.74	N/A	N/A	N/A
Shares Outstanding
Class A	N/A	5,061,652	2,315,924	7,377,576
Class B	N/A	2,972,858	N/A	2,972,858
Class C	N/A	3,651,633	N/A	3,651,633
Class I	N/A	5,349,102	N/A	5,349,102
Class IS	N/A	315,029	N/A	315,029
Atlas Fund Shares	12,649,310	N/A	(12,649,310)	N/A
Total Shares Outstanding	12,649,310	17,350,274	(10,333,386)	19,666,198

*The pro forma data reflects an exchange ratio of approximately 0.18 for Class A shares of Evergreen Equity Index Fund issued for each share of Atlas S&P 500 Index Fund. Evergreen Equity Index Fund will be the accounting survivor following the Merger.

3.  Capitalization of Atlas Emerging Growth Fund, Evergreen Small-Mid Growth Fund and

Evergreen Small-Mid Growth Fund (Pro Forma) as of September 30, 2006*

	Atlas Emerging Growth Fund	Evergreen Small-Mid Growth Fund	Adjustments	Evergreen Small Mid Growth (Pro Forma)
Net Assets
Class A	N/A	$3,391	$ 91,632,697	$ 91,636,088
Class I	N/A	$22,429,436	N/A	$22,429,436
Atlas Fund shares	$ 91,632,697	N/A	($91,632,697)	N/A
Total Net Assets	$ 91,632,697	$22,432,827	$0	$ 114,065,524
Net Asset Value Per Share
Class A	N/A	$11.53	N/A	$11.53
Class I	N/A	$11.54	N/A	$11.54
Atlas Fund shares	$17.19	N/A	N/A	N/A
Shares Outstanding
Class A	N/A	294	7,944,572	7,944,866
Class I	N/A	1,944,067	N/A	1,944,067
Atlas Fund Shares	5,329,806	N/A	(5,329,806)	N/A
Total Shares Outstanding	5,329,806	1,944,361	2,614,766	9,888,933

                *The pro forma data reflects an exchange ratio of approximately 1.49 for Class A shares of Evergreen Small-Mid Growth Fund issued for each share of Atlas Emerging Growth Fund. Evergreen Small-Mid Growth Fund will be the accounting survivor following the Merger.

4.  Capitalization of Atlas Value Fund, Atlas Dual Focus Fund, Evergreen Disciplined Value Fund and
Evergreen Disciplined Value Fund (Pro Forma) as of July 31, 2006*

	Atlas Value Fund	Atlas Dual Focus Fund	Evergreen Disciplined Value Fund	Adjustments	Evergreen Disciplined Value Fund (Pro Forma)
Net Assets
Class A	N/A	N/A	$13,427,566	$184,451,666	$197,879,232
Class B	N/A	N/A	$5,069,642	N/A	$5,069,642
Class C	N/A	N/A	$1,617,408	N/A	$1,617,408
Class I	N/A	N/A	$673,864,666	N/A	$673,864,666
Atlas Fund shares	$124,262,730	$60,188,936	N/A	($184,451,666 )	N/A
Total Net Assets	$124,262,730	$60,188,936	$693,979,282	$0	$878,430,948
Net Asset Value Per Share
Class A	N/A	N/A	$16.62	N/A	$16.62
Class B	N/A	N/A	$16.55	N/A	$16.55
Class C	N/A	N/A	$16.53	N/A	$16.53
Class I	N/A	N/A	$16.59	N/A	$16.59
Atlas Fund shares	$12.18	$11.35	N/A	N/A	N/A
Shares Outstanding
Class A	N/A	N/A	807,938	11,098,520	11,906,458
Class B	N/A	N/A	306,352	N/A	306,352
Class C	N/A	N/A	97,858	N/A	97,858
Class I	N/A	N/A	40,617,675	N/A	40,617,675
Atlas Fund Shares	10,198,121	5,304,423	N/A	(15,502,544)	N/A
Total Shares Outstanding	10,198,121	5,304,423	41,829,823	(4,404,024)	52,928,343

                *The pro forma data reflects an exchange ratio of approximately 0.73 and 0.68 for Class A shares of Evergreen Disciplined Value Fund issued for each share of Atlas Value Fund and Atlas Dual Focus Fund, respectively. Evergreen Disciplined Value Fund will be the accounting survivor following the Merger.

5.  Capitalization of Atlas Independence Flagship Fund, Evergreen Envision Growth and Income Fund and

Evergreen Envision Growth and Income Fund (Pro Forma) as of June 30, 2006*

	Atlas Independence Flagship Fund	Evergreen Envision Growth and Income Fund	Adjustments	Evergreen Envision Growth and Income Fund (Pro Forma)
Net Assets
Class A	N/A	$2,740,259	$155,012,253	$157,752,512
Class B	N/A	$1,248,676	N/A	$1,248,676
Class C	N/A	$326,944	N/A	$326,944
Class I	N/A	$1,007	N/A	$1,007
Atlas Fund shares	$155,012,253	N/A	($155,012,253)	N/A
Total Net Assets	$155,012,253	$4,316,886	$0	$159,329,139
Net Asset Value Per Share
Class A	N/A	$10.07	N/A	$10.07
Class B	N/A	$10.06	N/A	$10.06
Class C	N/A	$10.06	N/A	$10.06
Class I	N/A	$10.07	N/A	$10.07
Atlas Fund shares	$12.06	N/A	N/A	N/A
Shares Outstanding
Class A	N/A	272,147	15,394,979	15,667,126
Class B	N/A	124,089	N/A	124,089
Class C	N/A	32,513	N/A	32,513
Class I	N/A	100	N/A	100
Atlas Fund Shares	12,850,417	N/A	(12,850,417)	N/A
Total Shares Outstanding	12,850,417	428,849	2,544,562	15,823,828

                *The pro forma data reflects an exchange ratio of approximately 1.20 for Class A shares of Evergreen Envision Growth and Income Fund issued for each share of Atlas Independence Flagship Fund. Evergreen Envision Growth and Income Fund will be the accounting survivor following the Merger.

6.  Capitalization of Atlas Independence Star Spangled Fund, Evergreen Envision Growth Fund, and

Evergreen Envision Growth Fund (Pro Forma) as of June 30, 2006*

	Atlas Independence Star Spangled Fund	Evergreen Envision Growth Fund	Adjustments	Evergreen Envision Growth Fund (Pro Forma)
Net Assets
Class A	N/A	$1,407,661	$7,217,605	$8,625,266
Class B	N/A	$1,946,594	N/A	$1,946,594
Class C	N/A	$414,139	N/A	$414,139
Class I	N/A	$1,031	N/A	$1,031
Atlas Fund shares	$7,217,605	N/A	($7,217,605)	N/A
Total Net Assets	$7,217,605	$3,769,425	$0	$10,987,030
Net Asset Value Per Share
Class A	N/A	$10.31	N/A	$10.31
Class B	N/A	$10.31	N/A	$10.31
Class C	N/A	$10.31	N/A	$10.31
Class I	N/A	$10.31	N/A	$10.31
Atlas Fund shares	$9.95	N/A	N/A	N/A
Shares Outstanding
Class A	N/A	136,518	699,978	836,496
Class B	N/A	188,828	N/A	188,828
Class C	N/A	40,179	N/A	40,179
Class I	N/A	100	N/A	100
Atlas Fund Shares	725,337	N/A	(725,337)	N/A
Total Shares Outstanding	725,337	365,625	(25,359)	1,065,603

                *The pro forma data reflects an exchange ratio of approximately 0.97 for Class A shares of Evergreen Envision Growth Fund issued for each share of Atlas Independence Star Spangled Fund. Evergreen Envision Growth Fund will be the accounting survivor following the Merger.

7.   Capitalization of Atlas Independence Eagle Bond Fund, Evergreen Envision Income Fund and

Evergreen Envision Income Fund (Pro Forma) as of June 30, 2006*

	Atlas Independence Eagle Bond Fund	Evergreen Envision Income Fund	Adjustments	Evergreen Envision Income Fund (Pro Forma)
Net Assets
Class A	N/A	$101,469	$15,417,474	$15,518,943
Class B	N/A	$697,766	N/A	$697,766
Class C	N/A	$289,324	N/A	$289,324
Class I	N/A	$1,006	N/A	$1,006
Atlas Fund shares	$15,417,474	N/A	($15,417,474)	N/A
Total Net Assets	$15,417,474	$1,089,565	$0	$16,507,039
Net Asset Value Per Share
Class A	N/A	$10.06	N/A	$10.06
Class B	N/A	$10.06	N/A	$10.06
Class C	N/A	$10.05	N/A	$10.05
Class I	N/A	$10.06	N/A	$10.06
Atlas Fund shares	$9.75	N/A	N/A	N/A
Shares Outstanding
Class A	N/A	10,086	1,532,496	1,542,582
Class B	N/A	69,346	N/A	69,346
Class C	N/A	28,779	N/A	28,779
Class I	N/A	100	N/A	100
Atlas Fund Shares	1,581,349	N/A	(1,581,349)	N/A
Total Shares Outstanding	1,581,349	108,311	(48,853)	1,640,807

                *The pro forma data reflects an exchange ratio of approximately 0.97 for Class A shares of Evergreen Envision Income Fund issued for each share of Atlas Independence Eagle Bond Fund.   Evergreen Envision Income Fund will be the accounting survivor following the Merger.

8.  Capitalization of Atlas American Enterprise Bond Fund, Evergreen Core Bond Fund, and

Evergreen Core Bond Fund (Pro Forma) as of April 30, 2006*

	Atlas American Enterprise Bond Fund	Evergreen Core Bond Fund	Adjustments	Evergreen Core Bond Fund (Pro Forma)
Net Assets
Class A	N/A	$436,321,288	$46,403,640	$482,724,928
Class B	N/A	$180,123,382	N/A	$180,123,382
Class C	N/A	$127,905,432	N/A	$127,905,432
Class I	N/A	$3,568,883,903	N/A	$3,568,883,903
Class IS	N/A	$44,796,858	N/A	$44,796,858
Class R	N/A	$17,878,786	N/A	$17,878,786
Atlas Fund shares	$46,403,640	N/A	($46,403,640)	N/A
Total Net Assets	$46,403,640	$4,375,909,649	$0	$4,422,313,289
Net Asset Value Per Share
Class A	N/A	$10.24	N/A	$10.24
Class B	N/A	$10.24	N/A	$10.24
Class C	N/A	$10.24	N/A	$10.24
Class I	N/A	$10.24	N/A	$10.24
Class IS	N/A	$10.24	N/A	$10.24
Class R	N/A	$10.24	N/A	$10.24
Atlas Fund shares	$9.51	N/A	N/A	N/A
Shares Outstanding
Class A	N/A	42,602,948	4,530,915	47,133,863
Class B	N/A	17,588,462	N/A	17,588,462
Class C	N/A	12,489,320	N/A	12,489,320
Class I	N/A	348,496,892	N/A	348,496,892
Class IS	N/A	4,374,262	N/A	4,374,262
Class R	N/A	1,745,796	N/A	1,745,796
Atlas Fund Shares	4,877,936	N/A	(4,877,936)	N/A
Total Shares Outstanding	4,877,936	427,297,680	(347,021)	431,828,595

                *The pro forma data reflects an exchange ratio of approximately 0.93 for Class A shares of Evergreen Core Bond Fund issued for each share of Atlas American Enterprise Bond Fund. Evergreen Core Bond Fund will be the accounting survivor following the Merger.

9.  Capitalization of Atlas U.S. Government and Mortgage Securities Fund, Evergreen U.S. Government Fund and

Evergreen U.S. Government Fund (Pro Forma) as of April 30, 2006*

	Atlas U.S. Government and Mortgage Securities Fund	Evergreen U.S. Government Fund	Adjustments	Evergreen U.S. Government Fund (Pro Forma)
Net Assets
Class A	N/A	$77,581,188	$218,403,325	$295,984,513
Class B	N/A	$16,746,958	N/A	$16,746,958
Class C	N/A	$7,972,701	N/A	$7,972,701
Class I	N/A	$436,890,146	N/A	$436,890,146
Atlas Fund shares	$218,403,325	N/A	($218,403,325)	N/A
Total Net Assets	$218,403,325	$539,190,993	$0	$757,594,318
Net Asset Value Per Share
Class A	N/A	$9.81	N/A	$9.81
Class B	N/A	$9.81	N/A	$9.81
Class C	N/A	$9.81	N/A	$9.81
Class I	N/A	$9.81	N/A	$9.81
Atlas Fund shares	$9.77	N/A	N/A	N/A
Shares Outstanding
Class A	N/A	7,908,487	22,263,453	30,171,940
Class B	N/A	1,707,228	N/A	1,707,228
Class C	N/A	812,755	N/A	812,755
Class I	N/A	44,537,739	N/A	44,537,739
Atlas Fund Shares	22,347,053	N/A	(22,347,053)	N/A
Total Shares Outstanding	22,347,053	54,966,209	(83,600)	77,229,662

                *The pro forma data reflects an exchange ratio of approximately 1.00 for Class A shares of Evergreen U.S. Government Fund issued for each share of Atlas U.S. Government and Mortgage Securities Fund.   Evergreen U.S. Government Fund will be the accounting survivor following the Merger.

10.  Capitalization of Atlas California Municipal Bond Fund, Evergreen California Municipal Bond Fund and

Evergreen California Municipal Bond Fund (Pro Forma) as of September 30, 2006*

	Atlas California Municipal Bond Fund	Evergreen California Municipal Bond Fund	Adjustments	Evergreen California Municipal Bond Fund (Pro Forma)
Net Assets
Class A	N/A	$5,172,287	$ 535,210,930	$ 540,383,217
Class B	N/A	$1,158,862	N/A	$1,158,862
Class C	N/A	$4,356,849	N/A	$4,356,849
Class I	N/A	$39,456,308	N/A	$39,456,308
Class IS	N/A	N/A	N/A	N/A
Atlas Fund shares	$ 535,210,930	N/A	($ 535,210,930)	N/A
Total Net Assets	$ 535,210,930	$50,144,306	$0	$ 585,355,236
Net Asset Value Per Share
Class A	N/A	$11.16	N/A	$11.16
Class B	N/A	$11.16	N/A	$11.16
Class C	N/A	$11.16	N/A	$11.16
Class I	N/A	$11.16	N/A	$11.16
Class IS	N/A	N/A	N/A	N/A
Atlas Fund shares	$11.69	N/A	N/A	N/A
Shares Outstanding
Class A	N/A	463,389	47,949,630	48,413,019
Class B	N/A	103,823	N/A	103,823
Class C	N/A	390,345	N/A	390,345
Class I	N/A	3,534,991	N/A	3,534,991
Class IS	N/A	N/A	N/A	N/A
Atlas Fund Shares	45,784,657	N/A	(45,784,657)	N/A
Total Shares Outstanding	45,784,657	4,492,548	2,164,973	52,442,178

                *The pro forma data reflects an exchange ratio of approximately 1.05 for Class A shares of Evergreen California Municipal Bond Fund issued for each share of Atlas California Municipal Bond Fund.   Evergreen California Municipal Bond Fund will be the accounting survivor following the Merger.

11.  Capitalization of Atlas National Municipal Bond Fund, Evergreen Municipal Bond Fund and

Evergreen Municipal Bond Fund (Pro Forma) as of May 31, 2006*

	Atlas National Municipal Bond Fund	Evergreen Municipal Bond Fund	Adjustments	Evergreen Municipal Bond Fund (Pro Forma)
Net Assets
Class A	N/A	$639,030,541	$161,400,494	$800,431,035
Class B	N/A	$14,260,304	N/A	$14,260,304
Class C	N/A	$35,497,730	N/A	$35,497,730
Class I	N/A	$194,429,966	N/A	$194,429,966
Class IS	N/A	N/A	N/A	N/A
Atlas Fund shares	$161,400,494	N/A	($161,400,494)	N/A
Total Net Assets	$161,400,494	$883,218,541	$0	$1,044,619,035
Net Asset Value Per Share
Class A	N/A	$7.40	N/A	$7.40
Class B	N/A	$7.40	N/A	$7.40
Class C	N/A	$7.40	N/A	$7.40
Class I	N/A	$7.40	N/A	$7.40
Class IS	N/A	N/A	N/A	N/A
Atlas Fund shares	$11.68	N/A	N/A	N/A
Shares Outstanding
Class A	N/A	86,298,739	21,796,376	108,095,115
Class B	N/A	1,926,092	N/A	1,926,092
Class C	N/A	4,794,510	N/A	4,794,510
Class I	N/A	26,260,562	N/A	26,260,562
Class IS	N/A	N/A	N/A	N/A
Atlas Fund Shares	13,819,201	N/A	(13,819,201)	N/A
Total Shares Outstanding	13,819,201	119,279,903	7,977,175	141,076,279

                *The pro forma data reflects an exchange ratio of approximately 1.58 for Class A shares of Evergreen Municipal Bond Fund issued for each share of Atlas National Municipal Bond Fund.   Evergreen Municipal Bond Fund will be the accounting survivor following the Merger.

12.  Capitalization of Atlas Global Growth Fund, Evergreen Intrinsic World Equity Fund and

Evergreen Intrinsic World Equity Fund (Pro Forma) as of June 30, 2006*

	Atlas Global Growth Fund	Evergreen Intrinsic World Equity Fund	Adjustments	Evergreen Intrinsic World Equity Fund (Pro Forma)
Net Assets
Class A	N/A	$0	$371,974,841	$371,974,841
Class B	N/A	N/A	N/A	N/A
Class C	N/A	N/A	N/A	N/A
Class I	N/A	N/A	N/A	N/A
Atlas Fund shares	$371,974,841	N/A	($371,974,841)	N/A
Total Net Assets	$371,974,841	$0	$0	$371,974,841
Net Asset Value Per Share
Class A	N/A	N/A	N/A	$24.42
Class B	N/A	N/A	N/A	N/A
Class C	N/A	N/A	N/A	N/A
Class I	N/A	N/A	N/A	N/A
Atlas Fund shares	$24.42	N/A	N/A	N/A
Shares Outstanding
Class A	N/A	N/A	15,232,869	15,232,869
Class B	N/A	N/A	N/A	N/A
Class C	N/A	N/A	N/A	N/A
Class I	N/A	N/A	N/A	N/A
Atlas Fund Shares	15,232,869	N/A	(15,232,869)	N/A
Total Shares Outstanding	15,232,869	0	0	15,232,869

                *The pro forma data reflects an exchange ratio of approximately 1.00 for Class A shares of Evergreen Intrinsic World Equity Fund issued for each share of Atlas Global Growth Fund.   Evergreen Intrinsic World Equity Fund will be the accounting survivor following the Merger.

EXHIBIT D

FORM OF NEW INVESTMENT ADVISORY AGREEMENT

                                This Agreement, dated and effective as of [      ], is made and entered into by and between Atlas Funds, a Delaware statutory trust (hereinafter called the "Trust"), and Atlas Advisers, Inc., a California corporation (hereinafter called the "Adviser").

                                Whereas, the Trust is engaged in business as an open-end management investment company and is so registered under the Investment Company Act of 1940 (the "1940 Act"); and

                                Whereas, the Adviser is engaged principally in the business of rendering investment management services and is so registered under the Investment Advisers Act of 1940; and

                                Whereas, the Trust is authorized to issue shares of capital stock in separate series with each such series representing interests in a separate portfolio of securities and other assets; and

                                Whereas, the Trust offers shares in 17 series (the “Initial Series”):

Atlas Dual Focus Fund

Atlas Emerging Growth Fund

Atlas Global Growth Fund

Atlas Growth Opportunities Fund

Atlas Independence Eagle Bond Fund

Atlas Independence Flagship Fund

Atlas Independence Star Spangled Fund

Atlas S&P 500 Index Fund

Atlas Strategic Growth Fund

Atlas Value Fund

Atlas American Enterprise Bond Fund

Atlas California Municipal Bond Fund

Atlas National Municipal Bond Fund

Atlas Strategic Income Fund

Atlas U.S. Government and Mortgage Securities Fund

Atlas California Municipal Money Fund

Atlas Money Market Fund

The Trust desires to retain the Adviser to render investment advisory services as described hereunder with respect to the Initial Series being herein collectively referred to as a "Series" and the Adviser is willing so to do.

                Now, Therefore, Witnesseth:  That it is hereby agreed between the parties hereto as follows:

                1.             (a)           Initial Series.  The Trust hereby appoints the Adviser to act as adviser and investment manager to the Initial Series for the period and on the terms herein set forth.  The Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

                                (b)           Additional Series.                In the event that the Trust establishes one or more series of shares other than the Initial Series with respect to which it desires to retain the Adviser to render management and investment advisory services hereunder, it shall so notify the Adviser in writing, indicating the advisory fee which will be payable with respect to the additional series of shares.  If the Adviser is willing to render such services, it shall so notify the Trust in writing, whereupon such series of shares shall become a Series hereunder.

                The Adviser shall, for all purposes herein, be deemed an independent contractor and not an agent of the Trust.

                2.             (a)           Subject to the supervision of the Trust's Board of Trustees ("Board"), the Adviser agrees to provide supervision of the portfolio of each Series and to determine what securities or other property shall be purchased or sold by each Series, giving due consideration to the policies of each Series as expressed in the Trust's Declaration of Trust, Bylaws, Form N-1A Registration Statement ("Registration Statement") under the 1940 Act and under the Securities Act of 1933, as amended (the "1933 Act"), and prospectus as in use from time to time, as well as to the factors affecting the status of each Series as a "regulated investment company" under the Internal Revenue Code of 1986, as amended.  In its duties hereunder, the Adviser shall further be bound by any and all determinations by the Board relating to investment policy, which determinations shall in writing be communicated to the Adviser.

                                (b)           (i)            The Adviser shall provide adequate facilities and qualified personnel for the placement of, and shall place orders for the purchase, or other acquisition, and sale, or other disposition, of portfolio securities for each Series.  With respect to such transactions, the Adviser, subject to such direction as may be furnished from time to time by the Board of Trustees of the Trust, shall endeavor as the primary objective to obtain the most favorable prices an executions of orders.  Subject to such primary objective, the Adviser may place orders with brokerage firms which have sold shares of any Series or which furnish statistical and other information to the Adviser, taking into account the value and quality of the brokerage services of such brokerage firms, including the availability and quality of such statistical and other information.  Receipt by the Adviser of any such statistical and other information and services shall not be deemed to give rise to any requirement for abatement of the advisory fee payable to the Adviser pursuant to Section 4 hereof.

                                                (ii)           On occasions when the Adviser deems the purchase or sale of a security to be in the best interests of a Series as well as other clients of the Adviser, the Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so sold or purchased when the Adviser believes that to do so will be in the best interests of the Series.  In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner the Adviser considers to be the most equitable and consistent with its fiduciary obligations to the Series and to such other clients.

                                (c)           The Adviser will oversee the maintenance of all books and records with respect to the securities transactions of the Series, and will furnish the Board with such periodic and special reports as the Board reasonably may request.  In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Adviser hereby agrees that all records which it maintains for the Trust are the property of the Trust, agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records which it maintains for the Trust and which are required to be maintained by Rule 31a-1 under the 1940 Act, and further agrees to surrender promptly to the Trust any records which it maintains for the Trust upon request by the Trust.

                                (d)           The Adviser will oversee the computation of the net asset value and the net income of each Fund as described in the currently effective Registration Statement or as more frequently requested by the Board.

                3.             Administrative Duties of the Adviser. The Adviser will administer the affairs of each Fund subject to the supervision of the Board and the following understandings:

                                (a)           The Adviser will supervise all aspects of the operations of each Fund, including the oversight of transfer agency, custodial, pricing and accounting services, except as hereinafter set forth; provided, however, that nothing herein contained shall be deemed to relieve or deprive the Board of its responsibility for control of the conduct of the affairs of the Funds.

                              (b)           The Adviser will provide the Trust and the Funds with such corporate, administrative and clerical personnel (including offices of the Trust) and services as are reasonably deemed necessary or advisable by the Board.

                                (c)           The Adviser will arrange, but not pay, for the periodic preparation, updating, filing and dissemination (as applicable) of each Fund's prospectus, statement of additional information, proxy material, tax returns and required reports with or to the Fund's shareholders, the Securities and Exchange Commission and other appropriate federal or state regulatory authorities.

                                (d)           The Adviser will provide the Trust and the Funds with, or obtain for them, adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items.

                                The Trust will reimburse the Adviser for the expenses it incurs in providing the administrative services provided by the Adviser at the end of each calendar quarter upon presentation to the Trust of an itemized schedule of such expenses.

                4.             Further Duties.     In all matters relating to the performance of this Contract, the Adviser will act in conformity with the Declaration of Trust, Bylaws and Registration Statement of the Company and with the instructions and directions of the Board and will comply with the requirements of the 1940 Act, and rules thereunder, and all other applicable federal and state laws and regulations.

                5.             Delegation of the Adviser's Duties as Investment Manager and Administrator.  With respect to one or more of the Funds, the Adviser may enter into one or more agreements ("Subadvisory or Subadministration Contract") with a subadviser or subadministrator in which the Adviser delegates to such subadviser or subadministrator the performance of any or all of the services specified in Section 2 and 3 of this Agreement, provided that; (i) each Subadvisory and Subadministration Contract imposes on the subadviser or subadministrator bound thereby all the duties and conditions to which the Adviser is subject with respect to the delegated services under Sections 2, 3 and 4 of this Agreement; (ii) each Subadvisory or Subadministration Contract meets all requirements of the 1940 Act and rules thereunder; and (iii) the Adviser shall not enter into a Subadvisory or Subadministration Contract unless it is approved by the Board prior to implementation.

                6.             (a)           Each Series shall pay to the Adviser on or before the tenth (10th) day of each month, as compensation for the services rendered by the Adviser during the preceding month, an amount to be computed by applying to the total net asset value of such Series the applicable annual rates set forth on Appendix A hereto:

                                (b)           The fees on Appendix A shall be computed and accrued daily at one three-hundred-sixty-fifth (1/365th) of the applicable rates set forth therein.  The net asset value of each Series shall be determined in the manner set forth in the Declaration of Trust, Prospectus and Statement of Additional Information of the Company after the close of the New York Stock Exchange on each day on which said Exchange is open, and in the case of Saturdays, Sundays, and other days on which said exchange shall not be open, in the manner further set forth in said Declaration of Trust, Prospectus and Statement of Additional Information.  In the event of termination other than at the end of a calendar month, the monthly fee shall be prorated for the portion of the month prior to termination and paid on or before the tenth (10th) day subsequent to termination.

                7.             (a)           The Adviser agrees to reduce the fee payable to it under this Agreement by the amount which the ordinary operating expenses of the Trust for any fiscal year of the Trust, excluding interest, taxes and extraordinary expenses, shall exceed the most stringent limits prescribed by any state in which the Trust shares are offered for sale; provided that, within such limits, the Adviser shall be entitled to recover any such excess fees over any twelve-month period.  Costs incurred in connection with the purchase or sale of portfolio securities, including brokerage fees and commissions, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, shall be accounted for as capital items and not as expenses.  Proper accruals shall be made by the Trust for any projected reduction hereunder and corresponding amounts shall be withheld from the fees paid by the Trust to the Adviser.  Any additional reduction computed at the end of the fiscal year shall be deducted from the fee for the last month of such fiscal year.

                                (b)           The above provision in subsection (a) with respect to expense limitation shall be calculated and administered separately with respect to each Series, as opposed to the Trust in the aggregate, if and to the extent so required by state securities authorities.

                                (c)           The payment or assumption by the Adviser of any expense of the Trust or any Series that the Adviser is not required by this Agreement to pay or assume shall not obligate the Adviser to pay or assume the same or any similar expense of the Trust or any Series on any subsequent occasion.

                8.             Nothing contained in this Agreement shall be construed to prohibit the Adviser from performing investment advisory, management, or distribution services for other investment companies and other persons or companies, or to prohibit affiliates of the Adviser from engaging in such businesses or in other related or unrelated businesses.

                9.             The Trust agrees (i) not to hold the Adviser or any of its officers or employees liable for, and (ii) to indemnify or insure the Adviser and its officers and employees (“Indemnified Parties”) against, any costs and liabilities the Indemnified Parties may incur as a result of any claim against the Indemnified Parties in the good faith exercise of their powers hereunder (excepting matters as to which the Indemnified Parties have been guilty of willful misfeasance, bad faith, or gross negligence in the performance of their duties, or by reason of their reckless disregard of their obligations and duties under this Agreement, or in violation of applicable law).

                10.           (a)           This Agreement shall become effective with respect to the Initial Series on the date hereof (the "Effective Date") and, with respect to any additional Series, on the date of receipt by the Trust of notice from the Adviser in accordance with Section 1(b) hereof that the Adviser is willing to serve as Adviser with respect to such Series.  Unless terminated as herein provided, this Agreement shall remain in full force and effect for two (2) years from the Effective Date with respect to the Initial Series and, with respect to each additional Series, until the day and month following the first anniversary of the date on which such Series becomes a Series hereunder, and shall continue in full force and effect for periods of one year thereafter with respect to each Series so long as such continuance with respect to any such Series is approved at least annually (i) by either the Trustees of the Trust or by a vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of such Series, and (ii) in either event by the vote of a majority of the Trustees of the Trust who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval.

                                Any approval of this Agreement by a majority (as defined in the 1940 Act) of the outstanding voting securities of any Series shall be effective to continue this Agreement with respect to any such Series notwithstanding (i) that this Agreement has not been approved by the holders of a majority (as defined in the 1940 Act) of the outstanding voting securities of any other Series affected thereby, and (ii) that this Agreement has not been approved by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Trust, unless such approval shall be required by any applicable law or otherwise.

                                (b)           This Agreement may be terminated with respect to any Series at any time, without payment of any penalty, by the Board of Trustees of the Trust or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Trust, on sixty (60) days' written notice to the Adviser, or by the Adviser on like notice to the Trust.

                                (c)           This Agreement shall automatically and immediately terminate in the event of its assignment.

                11.           (a)           This Agreement supersedes any prior agreement relating to the subject matter hereof between the parties.

                                (b)           If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

                12.           This Agreement shall be construed in accordance with the laws of the State of California and the 1940 Act.  To the extent that the applicable laws of the State of California conflict with the applicable provisions of the 1940 Act, the latter shall control.

                IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate originals by their officers thereunto duly authorized as of the date first above written.

Atlas Funds                                                                                   Atlas Advisers, Inc.

By:                                                                                                          By:

W. Lawrence Key                                                                                                Matthew L. Sadler

President and Chief Operating                                                           Senior Vice President Officer

Attest:                                                                                               Attest:

Lezlie Iannone                                                                                      Lezlie Iannone

Secretary                                                                                               Secretary

InvestmentAdvisoryAgreement

Between Atlas Funds

and Atlas Advisers, Inc.

Appendix A

Fee Schedule

Dated [                        ]

Atlas Money Market Fund

Atlas California Municipal Money Fund

        On the Portion of                                                                                         Annual

Daily Total Net Asset Value                                                                                Rate

Assets up to $500 million                                                                   ..50%

Assets over $500 million                                                                     ..475%

Atlas American Enterprise Bond Fund

Atlas National Municipal Bond Fund

Atlas California Municipal Bond Fund

Atlas U.S. Government and Mortgage Securities Fund

        On the Portion of                                                                                         Annual

Daily Total Net Asset Value                                                                                 Rate

Assets up to $500 million                                                                   ..55%

Assets over $500 million                                                                     ..50%

Atlas Growth Opportunities Fund

Atlas Dual Focus Fund

Atlas Strategic Growth Fund

        On the Portion of                                                                                         Annual

Daily Total Net Asset Value                                                                                Rate

Assets up to $100 million                                                                   ..70%

Assets over $100 million

  and up to $500 million                                                                       ..60%

Assets over $500 million                                                                     ..50%

Appendix A – Page 2

Atlas Value Fund

Atlas Global Growth Fund

Atlas Emerging Growth Fund

        On the Portion of                                                                                         Annual

Daily Total Net Asset Value                                                                                Rate

Assets up to $100 million                                                                   ..80%

Assets over $100 million

  and up to $500 million                                                                       ..75%

Assets over $500 million                                                                     ..70%

Atlas Strategic Income Fund

        On the Portion of                                                                                         Annual

Daily Total Net Asset Value                                                                                Rate

Assets up to $100 million                                                                   ..75%

Assets over $100 million

  and up to $500 million                                                                       ..70%

Assets over $500 million                                                                     ..65%

Atlas Independence Flagship Fund (Formerly Atlas Fund of Funds)

Atlas Independence Eagle Bond Fund

Atlas Independence Star Spangled Fund

Atlas S&P 500 Index Fund

        On the Portion of                                                                                         Annual

Daily Total Net Asset Value                                                                                Rate

Assets up to $500 million                                                                   ..25%

Assets over $500 million                                                                     ..23%

Agreed to [Date     ]

Atlas Funds                                                                                   Atlas Advisers, Inc.

By:__________________________                                             By:_________________________

W. Lawrence Key                                                                                Matthew L. Sadler

President and Chief Operating Officer                                              Senior Vice President

EXHIBIT E

MORE INFORMATION ABOUT EVERGREEN INTRINSIC WORLD EQUITY FUND

                The following additional information supplements information about Evergreen Intrinsic World Equity Fund.

Overview of Fund Risks

The following are some of the most important risks affecting your investment in a Fund.  Other risks may be described in the discussion following this overview.

Stock Market Risk

Your investment in a Fund will be affected by general economic conditions such as prevailing economic growth, inflation and interest rates. When economic growth slows, or interest or inflation rates increase, equity securities tend to decline in value. Such events could also cause companies to decrease the dividends they pay. If these events were to occur, the dividend yield, total return earned on, and the value of your investment would likely decline. Even if general economic conditions do not change, the dividend yield, total return earned on and the value of your investment could decline if the particular industries, companies or sectors in which a Fund invests do not perform well.

Foreign Investment Risk

Investments in foreign securities entail risks not present in domestic investments. Because foreign securities are normally denominated and traded in foreign currencies, the value of a Fund’s assets may be affected favorably or unfavorably by currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies. Income the Fund receives from its investments in foreign securities may be subject to withholding and other taxes, in which case the Fund's yield would be reduced. There may be less information publicly available about a foreign company than about a U.S. company, and many foreign companies are not subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees are also generally higher than in the United States. In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments that could adversely affect the value of a Fund’s investments in certain foreign countries. A Fund may buy or sell foreign currencies for future delivery and options and futures contracts on foreign currencies for hedging purposes in connection with its foreign investments.

Market Capitalization Risk

Stocks fall into three broad market capitalization categories -- large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. Small and midsized companies tend to be more vulnerable to adverse developments and more volatile than larger companies. Investments in small and midsized companies may involve special risks, including those associated with dependence on a small management group, little or no operating history, little or no track record of success, and limited product lines, markets and financial resources. Also, there may be less publicly available information about the issuers of the securities or less market interest in such securities than in the case of larger companies, each of which can cause significant price volatility. The securities of small and midsized companies may be illiquid, restricted as to resale, or may trade less frequently and in smaller volume than more widely held securities, which may make it difficult for a Fund to establish or close out a position in these securities at prevailing market prices.

Investment Style Risk

Different types of securities -- such as growth style or value style securities -- tend to shift into and out of favor with investors depending on changes in market and economic conditions. As a result, a Fund’s performance may at times be worse than the performance of other mutual funds that invest more broadly or that have different investment styles.

Concentration Risk

An investment in a Fund that concentrates its investments in a single country or a few countries entails greater risk than an investment in a Fund that invests its assets in numerous countries. A Fund may be vulnerable to financial, economic, political or other developments in the country or countries in which it invests. As a result, the Fund's shares may fluctuate more widely in value than those of a fund investing in a number of different countries.

Emerging Market Risk

A Fund may invest in securities of companies in "emerging market" countries, which entails special risks. Emerging market countries may rely on international trade and could be adversely affected by the economic conditions in the countries with which they trade. The risks of investing in emerging markets also include greater political and economic uncertainties than in developed foreign markets, the risk of nationalization, diplomatic developments (including war), social instability, currency transfer restrictions, and a more limited number of potential buyers for investments. Such countries may experience high levels of inflation or deflation and currency devaluation. Additionally, the securities markets and legal systems in emerging market countries may only be in a developmental stage and may provide few, or none, of the advantages and protections of markets or legal systems available in more developed countries. Investments in emerging markets are considered to be speculative and may be highly volatile.

Derivatives Risk

The Fund may use derivatives, which are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may relate to stocks, bonds, interest rates, currencies, currency exchange rates, commodities, related indexes or other assets. The use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. Derivatives are subject to a number of risks, including market risk and the credit risk of the counterparty to the derivatives contract. Derivative transactions typically involve leverage and may be highly volatile. When a Fund uses a derivative instrument, it could lose more than the principal amount invested. Since their value is calculated and derived from the value of other assets, instruments or references, there is greater risk that derivatives will be improperly valued. Derivatives also involve the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates or indexes they are designed to hedge or to closely track, and the risk that a derivative transaction may not have the effect the Fund's investment advisor anticipated. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. The use of derivatives may also increase the amount of taxes payable by shareholders. Derivatives are generally used to hedge a Fund’s portfolio against market decline, to establish or maintain a Fund’s exposure to one or more markets, to manage cash or to attempt to increase returns. Although these practices are intended to enhance the Fund’s performance, these practices may actually reduce returns or increase volatility.

Below Investment Grade Bond Risk

Below investment grade bonds are commonly referred to as "high yield" or "junk" bonds. These bonds are considered speculative by the major rating agencies and are usually backed by issuers of less proven or questionable financial strength. Such issuers may be more vulnerable to financial setbacks and less certain to pay interest and principal than issuers of bonds offering lower yields. Markets may react severely to unfavorable news about issuers of below investment grade bonds, causing sudden and steep declines in value. Lower-rated debt usually has a more limited market than higher-rated debt, which may at times make it difficult to buy or sell certain debt instruments or establish their fair value.

Calculating The Share Price

                The value of one share of Evergreen Intrinsic World Equity Fund, also known as the net asset value, or NAV, is calculated by adding up the Fund’s total assets, subtracting all liabilities, then dividing the result by the total number of shares outstanding. Evergreen Intrinsic World Equity Fund’s NAV is calculated at 4:00 p.m. Eastern time on each day the New York Stock Exchange is open. The Evergreen Funds reserve the right to adjust the time that an Evergreen Fund calculates its NAV to coincide with an earlier closing of the market or due to other unusual circumstances. If an Evergreen Fund offers multiple classes of shares, the NAV of each class of shares is calculated separately.

                The price per share a shareholder pays for Evergreen Intrinsic World Equity Fundpurchase or the amount a shareholder receives for a Evergreen Intrinsic World Equity Fundredemption of shares is based on the next price calculated after the order is received and all required information is provided. The value of such shareholder account at any given time is the latest share price multiplied by the number of shares you own. The account balance may change daily because the share price may change daily.

                Shares become entitled to income distributions declared generally on the first business day following receipt by the Evergreen Fund's transfer agent of payment for the shares.

                Evergreen Intrinsic World Equity Fund 's investments are typically valued using current market quotations when these quotations are readily available and considered reliable by Evergreen. For example, market quotations may not be considered reliable if the market for a particular security is highly illiquid or the security has not been traded recently. Short-term securities with maturities of 60 days or less will be valued on the basis of amortized cost, which approximates market value. Portfolio debt securities acquired with more than 60 days to maturity are fair valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. All other investments are valued at their fair value determined according to policies established and reviewed periodically by the Fund's Board of Trustees. The Board of Trustees will continue to monitor and evaluate the Fund's fair value method.

                Pricing a security at a fair value involves relying on a good faith value judgment made by individuals rather than on price quotations obtained in the marketplace. Although intended to reflect the actual value at which securities could be sold in the market, the fair value of one or more of the securities in the portfolio, which is used to determine the Fund’s NAV, could be different from the actual value at which those securities could be sold in the market. Therefore, if a shareholder purchases or redeems shares in a Fund that holds securities priced at a fair value, this may have the unintended effect of increasing or decreasing the number of shares received in a purchase or the value of the proceeds received upon a redemption.

                Evergreen Intrinsic World Equity Fund may invest in foreign securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the value of the Fund's portfolio securities may change on days when the price of the Fund's shares is not calculated. The price of the Fund's shares will reflect any such changes when the price of the Fund's shares is next calculated, which is the next day the New York Stock Exchange is open. In addition, closing market prices for foreign securities may not reflect current value as of the time the Evergreen Intrinsic World Equity Fund values its shares. Many foreign markets close substantially before 4:00 p.m. Eastern time, and events occurring after such close may materially affect the value of securities traded in those markets. To address this, Evergreen Intrinsic World Equity Fund 's fair value pricing policies provide that foreign securities may be valued at fair value if an event or development has occurred subsequent to the close of the foreign market that may make the latest quotations unreliable. Substantial changes in values in the U.S. market subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market. Under the Fund’s fair value pricing policies, the values of foreign securities may be adjusted if such movements in the U.S. market exceed a specified threshold. In these instances, the value of the foreign securities is typically determined by applying a fair value coefficient supplied by a third-party service provider. As a result of the foregoing, it is possible that fair value prices will be used by the Fund to a significant extent. The Audit Committee of the Board of Trustees periodically reviews the pricing procedures and methodologies employed by third-party pricing vendors, may meet with vendors to discuss such procedures and methodologies and may from time to time change or add to the number of vendors utilized.

                Evergreen Intrinsic World Equity Fundtranslates prices for its investments quoted in foreign currencies into U.S. dollars using exchange rates valued at 2:00 p.m. Eastern time each day the Fund's NAV is calculated. Changes in the value of those currencies in relation to the U.S dollar affect the  Fund's NAV. Any difference in the value of the foreign currency at 2:00 p.m. and the value of the foreign currency at the time the Fund calculates its NAV (normally 4:00 p.m. Eastern time) may not be reflected in the Fund's NAV that day. Evergreen Intrinsic World Equity Fund's pricing policies provide that the foreign exchange rates may be valued at a later time if an event or development has occurred subsequent to 2:00 p.m. Eastern time that has materially affected the foreign exchange rate.

How To Choose The Share Class That Best Suits You

                After choosing an Evergreen Fund, you select a share class.  For additional information regarding these fees, see "Service Fees and Commissions Paid to Investment Firms" in part two of theEvergreen Intrinsic World Equity Fund' statement of additional information. Pay particularly close attention to the fee structure of each class so you know how much you will be paying before you invest.

                There are several ways in which you may be able to reduce or eliminate sales charges. For example, combining the amounts held in Evergreen fund accounts by certain family members, or committing to invest an amount eligible for reduced sales charges within a certain period of time, may allow you to reduce or eliminate the sales charge. You may also be able to eliminate your sales charge based on how you make your investment in the Evergreen funds (such as through a financial advisor's wrap account program), based on your relationship to the Evergreen funds and their related companies (for example, if you are an employee of Wachovia Corporation or a broker-dealer that sells Evergreen funds) and under certain circumstances (for example, upon the death or disability of a shareholder named on the account). See "How To Reduce or Eliminate Your Sales Charge" below for more details about these programs, and remember to inform Evergreen or your investment professional of any other holdings in Evergreen funds or circumstances that may make you eligible for reduced sales charges.

Class A

                If you select Class A shares, you may pay a front-end sales charge as described in the following table and except as otherwise provided in the Prospectus/Proxy Statement, but you do not pay a contingent deferred sales charge (except in the limited circumstances described below). In addition, Class A shares are subject to an expense known as 12b-1 fees.

                The front-end sales charge is deducted from your investment before it is invested. The actual charge depends on the amount invested, subject to any waivers or reductions for which you may be eligible (see "How to Reduce or Eliminate Your Sales Charge" below):

Your Investment	Sales Charge as a % of Offering Price[1,2]	Sales Charge as a % of Your Net Investment[2]	Dealer Commission as a % of Offering Price[3]
Up to $49,999	5.75%	6.10%	5.00%
$50,000-$99,999	4.50%	4.71%	4.25%
$100,000-$249,999	3.75%	3.90%	3.25%
$250,000-$499,999	2.50%	2.56%	2.00%
$500,000-$999,999	2.00%	2.04%	1.75%
$1,000,000-$2,999,999	0.00%	0.00%	1.00% of the first $2,999,999, plus
$3,000,000-$4,999,999	0.00%	0.00%	0.50% of the next $2,000,000, plus
$5,000,000 or greater	0.00%	0.00%	0.25% of amounts equal to or over $5,000,000

1The offering price includes the applicable front-end sales charge.
2 The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

3 The Dealer Commission is generally paid from the sales charge you pay upon investing in the Fund.

                Purchases of Class A shares in connection with reinvestments of distributions, exchanges from Class A shares of another Evergreen fund where you paid a sales charge, distribution exchanges (purchasing shares of one Evergreen fund using distributions from another Evergreen fund), and purchases by Atlas Global Growth Fund shareholders (assuming the Merger is approved) are not subject to sales charges. All subsequent purchases of Class A shares by former shareholders of Atlas Global Growth Fund will be made at net asset value without the imposition of any front-end or contingent deferred sales charge. Although no front-end sales charge applies to purchases of $1 million and over, you will pay a 1.00% contingent deferred sales charge if you redeem any such shares within one year. The holding period for the contingent deferred sales charge for Class A shares ends on the first day of the same month of the following calendar year after your purchase is accepted. For example, if you invest more than $1 million in Class A shares on July 22nd, a redemption of any of those shares will be subject to the 1.00% contingent deferred sales charge through June 30th of the following year.

The front-end sales charge may be reduced or eliminated under certain circumstances. See "How To Reduce or Eliminate Your Sales Charge" below. All subsequent purchases of Class A shares by former Atlas Fund shareholders will be made at net asset value without the imposition of any front-end or contingent deferred sales charge.

Calculating the Contingent Deferred Sales Charge

                If a contingent deferred sales charge is imposed, the Fund deducts it from the redemption proceeds you would otherwise receive. The contingent deferred sales charge is a percentage of the lesser of (i) the NAV of the shares at the time of redemption or (ii) the shareholder's original net cost for such shares. Upon request for redemption, the Fund will first seek to redeem shares not subject to the contingent deferred sales charge and then shares held the longest in an effort to keep the contingent deferred sales charge a shareholder would pay as low as possible. The contingent deferred sales charge on any redemption is, to the extent permitted by NASD Regulation, Inc., paid to EIS or its predecessor.

Additional Compensation to Financial Services Firms

                EIMC or EIS has entered into revenue sharing arrangements under which EIMC or EIS, as the case may be, makes payments to financial services firms that are intended to provide incentives for the sale of shares of Evergreen funds or to compensate the intermediary for marketing or marketing support activities. Payments under these arrangements are made from EIMC's or EIS's resources, as the case may be, and are in addition to any front-end sales charges, up-front commissions, Rule 12b-1 fees or other payments made or incentives provided to the financial services firm. The amounts of these payments typically are calculated as a percentage of sales made to and/or assets held by customers of the financial services firm. Please contact your investment professional for more details regarding these arrangements or contact an Evergreen funds service representative at 1.800.343.2898 for a listing of financial services firms with whom we have such arrangements.

How To Reduce Or Eliminate Your Sales Charge

                There are several ways in which you may be able to reduce or eliminate sales charges, regardless of whether you hold your shares directly with the Fund or through a financial intermediary.

                Contact Evergreen or your investment professional if you think you may qualify for any of the sales charge reduction or elimination programs described below.

                At the time of making a purchase or redemption, it may be necessary for you to inform Evergreen or your investment professional of the existence of other accounts, or any other facts and circumstances, that may be relevant to qualifying for any of these programs and to provide Evergreen or your investment professional with certain information or records, such as account statements, to verify your qualification for any of these programs.You should provide information and records regarding shares of Evergreen funds held in all accounts with your investment professional or any other financial intermediary by you and/or members of your immediate family. For further details on exactly who is a member of your immediate family, please see the discussion entitled "Immediate Family Members" at the end of this section.

                You can find information relating to Evergreen Fund's sales charge, sales charge reduction and elimination programs free of charge at EvergreenInvestments.com, as well as in the section entitled "Purchase and Redemption of Shares" in the statement of additional information.

Class A

Rights of Accumulation. You may add the current value of all of your existing Evergreen funds investments in Class A, Class B and Class C shares, excluding amounts invested in Evergreen money market funds on which you have not previously paid a sales charge, to determine the front-end sales charge to be applied to your current Class A purchase. Only balances currently held entirely at either the Evergreen funds or, if held in an account through a financial services firm, at the same firm through whom you are making your current purchase, will be eligible to be added to your current purchase for purposes of determining your Class A sales charge. Shares held through other financial service firms may not be added to your current purchase for purposes of determining your Class A sales charge. You may include the value of Evergreen funds investments held by the members of your immediate family (please see the discussion entitled "Immediate Family Members" at the end of this section), including the value of Evergreen funds investments held by you or them in individual retirement plans, such as individual retirement accounts, or IRAs, provided such balances are also currently held entirely at either the Evergreen funds or, if held in an account through a financial services firm, at the same financial services firm through whom you are making your current purchase. However, the value of Evergreen funds investments held in employer retirement plans, such as 401(k) plans, is not eligible for inclusion.

Letter of Intent. You may reduce the front-end sales charge on a current purchase if you agree to invest at least $50,000 in Class A shares of one or more Evergreen funds over a 13-month period. You will pay the same sales charge as if you had invested the full amount all at one time. Evergreen Fund will hold a certain portion of your investment in escrow until your commitment is met.

Combined Purchases. You may reduce your front-end sales charge for purchases of Class A shares if you purchase Class A, Class B and/or Class C shares in multiple Evergreen funds, excluding amounts that you intend to invest in any Evergreen money market funds on which no sales charge will be paid, at the same time. The combined dollar amount invested in Class A, Class B and Class C shares will determine the front-end sales charge applied to all of your current Class A purchases. For example, if you invest $75,000 in each of two different Evergreen funds, you pay a sales charge based on a $150,000 purchase (i.e., 3.75% of the offering price, rather than 4.50%). Shares held through other financial services firms may not be added to your current purchases for purposes of determining your Class A sales charge.

NAV Purchases. Evergreen Fund may sell Class A shares at NAV (without a front-end or contingent deferred sales charge) to the following:

Current and retired Directors, Trustees, officers and employees of the Evergreen funds and Wachovia Corporation and its affiliates, and members of each such individual's immediate family (please see the discussion entitled "Immediate Family Members" at the end of this section).

Employees of broker-dealer firms that have entered into dealer agreements with EIS, and members of each such individual's immediate family (please see the discussion entitled "Immediate Family Members" at the end of this section).

Corporate-sponsored retirement plans and non-qualified deferred compensation plans in each case sponsored by an organization having 100 or more eligible employees. Such purchases are subject to a dealer commission of 1.00% of the amount of purchase paid to the dealer by EIS (subject to recapture by EIS from the dealer if the purchase is redeemed within 12 months after the month of purchase).

  Institutional investors (which may include bank trust departments and registered investment advisors).
  Wrap, or separately managed, accounts, which are accounts held with investment advisors, consultants or financial planners who have entered into an agreement with Evergreen, charge their clients a management, consulting, advisory or other fee and place trades for the accounts of their clients.
  In connection with the court-approved settlement of the lawsuit, O'Malley v. Boris, C.A. No. 15735-NC, a class action involving certain successors in interest to EVEREN Securities, Inc., Evergreen has agreed to permit class members to purchase up to $50,000 in Class A shares of certain eligible mutual funds, including the Fund, at NAV without a front-end sales charge. Class members may transfer this benefit to certain family members and related entities. This benefit expires as of April 29, 2009.

*     *     *

Immediate Family Members

Immediate family members include the following, and only the following:

Your spouse, who is the person to whom you are legally married.  We also consider your spouse to include the following:

an individual of the same sex with whom you have been joined in a civil union, or legal contract similar to marriage;

a domestic partner, who is an individual (including one of the same sex) with whom you share a primary residence for at least six months, in a relationship as a couple where you, your domestic partner or both of you provide personal or financial welfare of the other without a fee, to whom you are not related by blood and to whom you are not married; and

an individual with whom you have a common law marriage, which is a marriage in a state where such marriages are recognized between a man and a woman arising from the fact that the two live together and hold themselves out as being married.

Your parents, who are your biological or adoptive mother and father. We also consider your parents to include any legal guardian, who is the person legally placed in charge of your affairs if you are a minor or legally incompetent, and your stepparents. We do not consider your parents to include any mother-in-law, father-in-law or grandparent.

Your siblings, who are your biological brothers and sisters, stepbrothers and stepsisters. We also consider your siblings to include your adoptive brothers and sisters. We do not consider your siblings to include any brother-in-law or sister-in-law.

Your children, who are your biological or adopted sons and daughters. We also consider your children to include your stepchildren, legal wards and persons for whom you stand in loco parentis. We do not consider your children to include any daughter-in-law, son-in-law or grandchild.

Shareholder Transactions

Evergreen funds make investing easy. Once you decide on an amount and a share class, talk to your investment professional and send in your payment, or simply fill out an application.

Small Account Fee

The Evergreen funds reserve the right to assess a $15 annual low balance fee on each fund account with a value of less than $1,000. The funds will not assess this fee on: (i) accounts established under a Systematic Investment Plan (SIP), including IRAs, that have a value of less than $1,000 if the account is less than one year old, (ii) accounts established in connection with the conversion of Class B shares to Class A shares, (iii) employer sponsored retirement and/or qualified plans or (iv) other accounts as may be determined from time to time by the Evergreen funds. The Evergreen funds will notify you prior to assessing this fee, so that you can increase your account balance above the minimum, consolidate your accounts, or liquidate your account. You may take these actions at any time by contacting your investment professional or Evergreen.

Minimum Investments

	Minimum Initial Purchase of Class A Shares[1]	Minimum Additional Purchases
Regular Accounts	$1,000	None
IRAs	$1,000	None
Systematic Investment Plan	$500	$50/monthly (for Class A)

1The Evergreen Funds may redeem accounts that fall below the minimum initial purchase amount.

How To Buy Shares

Method	Opening an Account	Adding to an Account
By Mail or through an Investment Professional

Complete and sign the account application. Applications may be downloaded off our Web site at EvergreenInvestments.com.

Make the check payable to Evergreen funds. Cash, credit cards, third party checks, credit card checks, money orders or Automated Clearing House (ACH) drafts will not be accepted.

Mail the application and your check to the address below:

Postal Service Address:

Evergreen Investments
P.O. Box 8400
Boston, MA 02266-8400

Overnight Address:

Evergreen Investments
30 Dan Road
Canton, MA 02021-2809

Or deliver them to your investment professional (provided he or she has a broker-dealer arrangement with EIS).

Make your check payable to Evergreen funds.

Write a note specifying:

the Fund name and number

share class

your account number

the name(s) in which the account is registered

any information regarding other accounts you hold

Mail to the address to the left or deliver to your investment professional (provided he or she has a broker-dealer arrangement with EIS).

By Phone

Instruct your bank to wire or transfer your purchase (they may charge a wiring fee).

Complete the account application and mail to:

Postal Service Address:

Evergreen Investments
P.O. Box 8400
Boston, MA 02266-8400

Overnight Address:

Evergreen Investments
30 Dan Road
Canton, MA 02021-2809

Shares become entitled to income distributions declared generally on the first business day following receipt by Evergreen Fund's transfer agent of payment for the shares.

Call the Evergreen Express Line at 1.800.346.3858 24 hours a day or to speak with an Evergreen funds service representative call 1.800.343.2898 between 8 a.m. and 6 p.m. Eastern time, on any business day.

Instruct your bank to send Federal Funds Wire (offers immediate access to funds)

If your bank account is set up on file, you can request electronic transfer through the ACH which avoids wiring fees. A purchase transferred through ACH may not be less than $100 and may not exceed $10,000.

The Fund or your investment dealer must receive your purchase order no later than the close of regular business (normally 4:00pm EST) in order for your purchase to be effected at that day's net asset value.[1]

By Exchange

You can make an additional investment by exchange from an existing Evergreen funds account by contacting your investment professional or an Evergreen funds service representative, by calling the Evergreen Express Line at 1.800.346.3858 or by visiting our Web site at EvergreenInvestments.com. Your exchange must meet the investment minimum of the fund into which you are exchanging. [2]

You can only exchange shares from your account within the same class and under the same registration.

There is no sales charge when exchanging funds within the Evergreen funds family. [3]

Orders placed before 4 p.m. Eastern time on market trading days will be processed at that day's closing share price. Orders placed at or after 4 p.m. Eastern time will be processed at the next market trading day's closing price. [1]

Exchanges between accounts which do not have identical ownership must be made in writing with a Medallion signature guarantee (See "Redemption Requests That Require A Medallion Signature Guarantee" on the next page).

Systematic Investment Plan (SIP)

You can transfer money automatically from your bank account into your Fund account on a monthly or quarterly basis.

To enroll, check off the box on the account application and provide:

your bank account information

the amount and date of your monthly or quarterly investment

To establish automatic investing for an existing account, call 1.800.343.2898 for an application.

You can also establish an investing program through direct deposit from your paycheck. Call 1.800.343.2898 for details.

1.  Evergreen Fund's shares may be made available through financial service firms which are also investment dealers and which have a service agreement with EIS. Evergreen Fund has approved the acceptance of purchase and redemption request orders effective as of the time of their receipt by certain authorized financial intermediaries or their designees as long as these orders are received by these entities prior to the close of regular business. These financial service firms may charge transaction fees. The Evergreen funds reserve the right to adjust the closing time to coincide with an earlier closing of the market or due to other unusual circumstances.

2.  Please be advised that once you have authorized either the telephone exchange or redemption service, anyone with a Personal Identification Number (PIN) and the required account information (including your investment professional) can request a telephone transaction in your account. All calls are recorded and may be monitored for verification, recordkeeping and quality-assurance purposes.

3.  This does not apply to exchanges from Class A shares of an Evergreen money market fund, unless the shares have been subject to a previous sales charge.

How To Redeem Shares

Methods	Requirements
Call Us

Call the Evergreen Express Line at 1.800.346.3858 24 hours a day or to speak with an Evergreen funds service representative, call 1.800.343.2898 between 8 a.m. and 6 p.m. Eastern time, on any business day.

This service must be authorized ahead of time, and is only available for regular accounts. [1]

All authorized requests made before Evergreen Fund's closing time (usually 4 p.m. Eastern time on market trading days) will be processed at that day's closing price. Requests made after Evergreen Fund's closing time will be processed the next market trading day. [2]

We can either:

wire the proceeds into your bank account (service charges may apply)

electronically transmit the proceeds into your bank account via the ACH service or mail you a check.

All telephone calls are recorded and may be monitored for your protection. We are not responsible for acting on telephone orders we believe are genuine.

See "Redemption Requests That Require a Medallion Signature Guarantee" below for requests that must be made in writing with your signature guaranteed.

Write Us

You can mail a redemption request to:

Postal Service Address:

Evergreen Investments
P.O. Box 8400
Boston, MA 02266-8400

Overnight Address:

Evergreen Investments
30 Dan Road
Canton, MA 02021-2809

Your letter of instructions must:

list the Fund name and the account number

indicate the number of shares or dollar value you wish to redeem be signed by the registered owner(s)

See "Redemption Requests That Require a Medallion Signature Guarantee" below for requests that must be signature guaranteed.

To redeem from an IRA or other retirement account, call 1.800.343.2898 for special instructions.

Other Ways to Redeem	You may also redeem your shares by contacting your investment professional who may charge a fee.
Systematic Withdrawal Plan (SWP)

You can transfer money automatically from your Fund account on a monthly or quarterly basis.

The withdrawal can be mailed to you, or deposited directly into your bank account.

The minimum is $75 per month.

To enroll, call 1.800.343.2898 for instructions.

1.  Please be advised that once you have authorized either the telephone exchange or redemption service, anyone with a Personal Identification Number (PIN) and the required account information (including your investment professional) can request a telephone transaction in your account. All calls are recorded and may be monitored for verification, recordkeeping and quality-assurance purposes.

2.  The Fund's shares may be made available through financial service firms which are also investment dealers and which have a service agreement with EIS.  Evergreen Fund has approved the acceptance of purchase and redemption request orders effective as of the time of their receipt by certain authorized financial intermediaries or their designees as long as these orders are received prior to the Fund's closing time. These financial service firms may charge transaction fees. The Evergreen funds reserve the right to adjust the closing time to coincide with an earlier closing of the market or due to other unusual circumstances.

Timing of Proceeds

Normally, we will send your redemption proceeds on the next business day after we receive your request; however, we reserve the right to wait up to ten business days to redeem any investments made by check or ACH transfer. We also reserve the right to redeem in kind, under certain circumstances, by paying you the proceeds of a redemption in securities rather than in cash, and to redeem the remaining amount in the account if the account balance falls below the initial minimum amount.

Redemption Requests That Require A Medallion Signature Guarantee

To protect you and the Evergreen funds against fraud, certain redemption requests must be made in writing with your signature guaranteed. A Medallion signature guarantee can be obtained from such entities as those listed below. A notary public is not authorized to provide a Medallion signature guarantee. Only the most current medallion issued by the Securities Transfer Agent Medallion Program, Inc. will be accepted. For additional information about a Medallion signature guarantee, please contact your financial advisor or call Evergreen. The following circumstances require a Medallion signature guarantees:

You are redeeming more than $50,000.

You want the proceeds transmitted into a bank account not listed on the account.

You want the proceeds payable to anyone other than the registered owner(s) of the account.

Either your address or the address of your bank account has been changed within 30 days.

The account is registered in the name of a fiduciary corporation or any other organization.
In these cases, additional documentation is required:
corporate accounts: certified copy of corporate resolution
fiduciary accounts: copy of the power of attorney or other governing document

Who Can Provide A Signature Medallion Guarantee:

Commercial Bank

Trust Company

Savings Association

Credit Union

Member of a U.S. stock exchange

Other Services

Evergreen Express Line
1.800.346.3858

Use our automated, 24-hour service to check the value of your investment in Evergreen Fund; purchase, redeem or exchange Evergreen Fund shares; find Evergreen Fund’s price, yield or total return; or order a statement or duplicate tax form.

Automatic Reinvestment of Distributions

For the convenience of investors, all dividends and capital gains distributions are automatically reinvested, unless you request otherwise. Distributions can be made by check or electronic transfer through the Automated Clearing House to your bank account. The details of your dividends and other distributions will be included on your statement.

Payroll Deduction

If you want to invest automatically through your paycheck, call 1.800.343.2898 to find out how you can set up direct payroll deductions. The amounts deducted will be invested in your Fund account using the Electronic Funds Transfer System. We will provide the Fund account number. Your payroll department will let you know the date of the pay period when your investment begins. Visit our website at EvergreenInvestments.com for more information.

Telephone Investment Plan

You may make additional investments electronically in an existing Fund account at amounts of not less than $100 or more than $10,000 per investment. Telephone requests received by 4 p.m. Eastern time will be invested when the NAV is next calculated.

Dividend Exchange

You may elect on the application to reinvest capital gains and/or dividends earned in one Evergreen fund into an existing account in another Evergreen fund in the same share class and same registration — automatically. Please indicate on the application the Evergreen fund(s) into which you want to invest the distributions.

The Tax Consequences of Investing In The Fund; Distributions

You may be taxed in two ways:

On Fund distributions (dividends and capital gains).

On any profit you make when you sell or exchange any or all of your shares.

Fund Distributions

A mutual fund passes along to all of its shareholders the net income or gains it receives from its investments. The shareholders of the fund then pay any taxes due, whether they receive these distributions in cash or elect to have them reinvested. Evergreen Fund will distribute two types of taxable income to you:

Dividends.To the extent that regular dividends are derived from investment income that is not tax-exempt, or from short-term capital gains, you will have to include them in your federal taxable income. Evergreen Fund pays an annual dividend from the dividends, interest and other income on the securities in which it invests. Dividends paid by Evergreen Fund will qualify for the current 15% rate of tax for individuals to the extent they are comprised of qualified dividends received by the Fund.

Capital Gains.When a mutual fund sells a security it owns for a gain, the result is a capital gain. Evergreen Fund generally distributes capital gains, if any, at least once a year, near the end of the calendar year. Short-term capital gains reflect securities held by Evergreen Fund for a year or less and are treated as ordinary income when distributed by the Fund, just like dividends. Gains on securities held longer than 12 months are considered long-term capital gains when they are distributed to shareholders. Individual shareholders receiving such distributions are taxed at a rate no higher than 15%.

Dividend and Capital Gain Reinvestment

Unless you choose otherwise on the account application, all dividend, capital gain  and other distribution payments will be reinvested to buy additional shares. Distribution checks that are returned and distribution checks that are uncashed when the shareholder has failed to respond to mailings from the shareholder servicing agent will automatically be reinvested to buy additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks. We will send you a statement each January with the federal tax status of dividends and distributions paid by Evergreen Fund during the previous calendar year.

Gains/Losses You Realize When You Redeem Shares

When you sell shares in a mutual fund, whether by redeeming or exchanging, you have created a taxable event. You must report any gain or loss on your tax return unless the transaction was entered into by a tax-deferred retirement plan. It is your responsibility to keep accurate records of your mutual fund transactions. You will need this information when you file your income tax return, since you must report any capital gain or loss you incur when you sell shares. Remember, an exchange is a purchase and a sale for tax purposes.

Tax Reporting

Evergreen Service Company, LLC or your broker provides you and the IRS with a tax statement of your dividend and capital gains distributions for each calendar year on Form 1099 DIV. Proceeds from a sale, except for money market transactions, are reported on Form 1099B. You must report these on your tax return. You could pay a penalty if you neglect to report them. You may obtain a copy of the Evergreen Service Company, LLC tax information guide at EvergreenInvestments.com. Please consult your tax advisor for further information regarding the federal, state and local tax consequences of an investment in a fund.

Retirement Plans

You may invest in Evergreen Fund through various retirement plans, including IRAs, 401(k) plans, Simplified Employee Plans (SEPs), 403(b) plans, 457 plans and others. For special rules concerning these plans, including applications, restrictions, tax advantages, and potential sales charge waivers, contact your investment professional. To determine if a retirement plan may be appropriate for you, consult your tax advisor.

Short-Term Trading

Effective April 2, 2007, the Evergreen funds' Short-Term Trading Policy will be as follows: Excessive short-term trading by investors in a Fund's shares can be detrimental to the interests of long-term shareholders. Excessive short-term trading may disrupt portfolio management of the Fund, harm fund performance, create transaction and other administrative costs that are borne by all shareholders and, ultimately, result in a dilution of, or otherwise have a negative impact on, the value of the Fund's shares held by long-term shareholders.

To limit the negative effects of short-term trading on the Fund, the Fund’s Board of Trustees has adopted certain restrictions on trading by investors. If an investor redeems more than $5,000 (including redemptions that are a part of an exchange transaction) from an Evergreen Fund, that investor is “blocked” from purchasing shares of that Fund (including purchases that are a part of an exchange transaction) for 30 calendar days after the redemption.  The short-term trading policy does not apply to:

Money market funds;

Evergreen Institutional Enhanced Income Fund; Evergreen Adjustable Rate Fund; and Evergreen Ultra Short Opportunities Fund;

Systematic investments or exchanges where Evergreen or the financial intermediary maintaining the shareholder account identifies to Evergreen the transaction as a systematic redemption or purchase at the time of the transaction;

Rebalancing transactions within certain asset allocation or “wrap” programs where Evergreen or the financial intermediary is able to identify the transaction as part of a firm-approved asset allocation program;

Purchases by a “fund of funds” into the underlying fund vehicle and purchases by 529 Plans;

Certain transactions involving participants in employer-sponsored retirement plans, including: participant withdrawals due to mandatory distributions, rollovers and hardships; withdrawals of shares acquired by participants through payroll deductions; and, shares acquired or sold by a participant in connection with plan loans; and

Purchases below $5,000 (including purchases that are a part of an exchange transaction).

While the Fund will not monitor trading activity outside the policy above, the Fund reserves the right to reject any purchase or exchange, to terminate an investor's investment or exchange privileges or to seek additional information, if the Fund determines in its sole discretion that trading activity by the investor may be detrimental to the interests of long-term shareholders. In considering whether trading activity may be detrimental to the interests of long-term shareholders, the Fund considers a number of factors, such as the frequency of trading by the investor, the amount involved in the investor's trades, and the length of time the investment is held, along with other factors.

There are certain limitations on the Fund’s ability to detect and prevent short-term trading.  For example, while the Fund has access to trading information relating to investors who trade and hold their shares directly with the Fund, the Fund may not have timely access to such information for investors who trade through financial intermediaries such as broker dealers and financial advisors or through retirement plans.  Certain financial intermediaries and retirement plans hold their shares or those of their clients through omnibus accounts maintained with the Fund. The Fund may be unable to compel financial intermediaries to apply the Fund’s short-term trading policy described above.  The Fund reserves the right, in its sole discretion, to allow financial intermediaries to apply alternative short-term trading policies. The Fund will use reasonable diligence to confirm that such intermediaries are applying the Fund’s short-term trading policy or an acceptable alternative.  Consult the disclosure provided by your financial intermediary for any alternative short-term trading policies that may apply to your account.  It is possible that excessive short-term trading or trading in violation of the Fund's trading restrictions may occur despite the Fund's efforts to prevent them.

Portfolio Holdings

EIMC is committed to providing all Evergreen fund shareholders equal access to portfolio holdings.  A complete listing of portfolio holdings for every Evergreen fund as of each calendar quarter end is made available to the public approximately 15 calendar days after the quarter end at EvergreenInvestments.com.  In addition, certain Funds (such as Evergreen money market funds) may make available to the public a complete list of holdings as of month end, posted to EvergreenInvestments.com within approximately 15 calendar days after the month end.  No other dissemination of portfolio holdings will be allowed to any shareholder, potential shareholder or party external to the Evergreen funds, except (i) required by law, (ii) to external subadvisors with respect to the Fund it advises, or (iii) to institutional investment consultants or mutual fund analytical firms and, in such cases, only where there are signed confidentiality agreements in place.

Privacy

EIMC and its affiliates are dedicated to providing you with the highest level of service and protecting your privacy.  As technology transforms the way information is collected and distributed, we want you to know that we have implemented a number of industry-leading practices for safeguarding the privacy and security of financial information about you.  EIMC and its affiliates employ safeguards to protect customer information and to prevent fraud.  EIMC and its affiliates do not sell customer information to other companies for marketing purposes.  For more information, visit EvergreenInvestments.com or call 1.800.343.2898 to speak to an Evergreen funds service representative.

PART B

STATEMENT OF ADDITIONAL INFORMATION

STATEMENT OF ADDITIONAL INFORMATION
December 29, 2006

Relating to the

Acquisition of Assets of (Target Fund)	Each a Series of	By and In Exchange For Shares of (Acquiring Fund)	Each a Series of
Atlas Strategic Growth Fund	Atlas Funds	Evergreen Large Cap Equity Fund	Evergreen Equity Trust
Atlas Growth Opportunities Fund	Atlas Funds	Evergreen Large Cap Equity Fund	Evergreen Equity Trust
Atlas S&P 500 Index Fund	Atlas Funds	Evergreen Equity Index Fund	Evergreen Select Equity Trust
Atlas Emerging Growth Fund	Atlas Funds	Evergreen Small-Mid Growth Fund	Evergreen Equity Trust
Atlas Value Fund	Atlas Funds	Evergreen Disciplined Value Fund	Evergreen Equity Trust
Atlas Dual Focus Fund	Atlas Funds	Evergreen Disciplined Value Fund	Evergreen Equity Trust
Atlas Independence Flagship Fund	Atlas Funds	Evergreen Envision Growth and Income Fund	Evergreen Equity Trust
Atlas Independence Star Spangled Fund	Atlas Funds	Evergreen Envision Growth Fund	Evergreen Equity Trust
Atlas Independence Eagle Bond Fund	Atlas Funds	Evergreen Envision Income Fund	Evergreen Equity Trust
Atlas American Enterprise Bond Fund	Atlas Funds	Evergreen Core Bond Fund	Evergreen Select Fixed Income Trust
Atlas U.S. Government and Mortgage Securities Fund	Atlas Funds	Evergreen U.S. Government Fund	Evergreen Fixed Income Trust
Atlas California Municipal Bond Fund	Atlas Funds	Evergreen California Municipal Bond Fund	Evergreen Municipal Trust
Atlas National Municipal Bond Fund	Atlas Funds	Evergreen Municipal Bond Fund	Evergreen Municipal Trust
Atlas Global Growth Fund	Atlas Funds	Evergreen Intrinsic World Equity Fund	Evergreen International Trust
Atlas Funds 794 Davis Street San Leandro, California 94577 (800) 933-2852		Evergreen Funds 200 Berkeley Street Boston, Massachusetts 800.343.2898

This Statement of Additional Information relates to the proposed transfer of the assets and liabilities of each of the Target Funds (listed above), in exchange for Class A shares (to be issued to the relevant Target Fund Shareholders) of beneficial interest, $0.001 par value per share of each of the corresponding Acquiring Funds listed in the table above (each a “Merger”, together the “Mergers”).  This Statement of Additional Information contains information that may not be included in the combined Prospectus/Proxy Statement dated December 29, 2006, which relates to each Merger.

This Statement of Additional Information, which is not a prospectus, supplements, and should be read in conjunction with, the Prospectus/Proxy Statement of the Atlas Strategic Growth Fund, Atlas Growth Opportunities Fund, Atlas S&P 500 Fund, Atlas Emerging Growth Fund, Atlas Value Fund, Atlas Dual Focus Fund, Atlas Independence Flagship Fund, Atlas Independence Star Spangled Fund, Atlas Independence Eagle Bond Fund, Atlas American Enterprise Bond Fund, Atlas U.S. Government and Mortgage Securities Fund, Atlas California Municipal Bond Fund, Atlas National Municipal Bond Fund, and Atlas Global Growth Fund dated December 29, 2006. A copy of the Prospectus/Proxy Statement, which has been filed with the Securities and Exchange Commission, may be obtained without charge by calling or writing to the Atlas Funds the address and phone number set forth above.

This Statement of Additional Information consists of this cover page and the following described documents, each of which is either attached hereto or incorporated by reference herein:

(1)  The Statement of Additional Information of the Atlas Funds dated April 30, 2006, as supplemented September 30, 2006 and November 20, 2006;

(2) The Statement of Additional Information of the Evergreen Large Cap Equity Fund dated February 1, 2006, as supplemented May 26, 2006, June 15, 2006, July 28, 2006, September 22, 2006, September 27, 2006, September 28, 2006 and Nobember 29, 2006;

(3) The Statement of Additional Information of the Evergreen Equity Index Fund and Evergreen Disciplined Value Fund dated December 1, 2006, as supplemented December 18, 2006;

(4) The Statement of Additional Information of the Evergreen Small-Mid Growth Fund dated September 21, 2005, as supplemented November 18, 2005, June 15, 2006, July 28, 2006, September 28, 2006, November 29, 2006, and December 18, 2006;

(5) The Statement of Additional Information of the Evergreen Envision Growth Fund, Evergreen Envision Growth and Income Fund, and Evergreen Envision Income Fund dated September 21, 2005 as amended March 1, 2006, and as supplemented June 15, 2006, July 28, 2006, September 28, 2006, November 29, 2006, and December 18, 2006;

(6) The Statement of Additional Information of the Evergreen Core Bond Fund and Evergreen U.S. Government Fund dated September 1, 2006, as supplemented September 22, 2006 and again September 22, 2006, and also on September 28, 2006, November 29, 2006, December 18, 2006;

(7) The Statement of Additional Information of the Evergreen California Municipal Bond Fund dated August 1, 2006, as supplemented September 28, 2006, November 29, 2006, and December 18, 2006;

(8) The Statement of Additional Information of the Evergreen Municipal Bond Fund dated October 1, 2006, as supplemented November 29, 2006, and December 18, 2006;

(9) The Statement of Additional Information of the Evergreen Intrinsic World Equity Fund dated [TBA];

(10)  The unaudited financial statements, including the notes to the financial statements, from the semi-annual report for the Atlas Funds, dated June 30, 2006, were filed with the Securities and Exchange Commission on August 25, 2006, File No.  811-05485, on Form N-CSRS, accession no. 0001104659-06-057156, and are incorporated herein by reference;

(11)  The financial statements, including the notes to the financial statements, and the report of the independent registered public accounting firm, Deloitte & Touche LLP, thereon from the annual report for the Atlas Funds, dated December 31, 2005 were filed with the Securities and Exchange Commission on February 27, 2006, File No. 811-05485 on Form N-CSR, accession no. 0001104659-06-012298, and are incorporated herein by reference;

  (12)  The financial statements, including the notes to the financial statements, and the report of the independent registered public accounting firm, KPMG LLP, thereon from the annual report for Evergreen Large Cap Equity Fund, dated September 30, 2006 were filed with the Securities and Exchange Commission on December 6, 2006, File No. 811-08413, on Form N-CSR, accession no. 0000936-06-000228, and are incorporated herein by reference;

(13)  The financial statements, including the notes to the financial statements, and the report of the independent registered public accounting firm, KPMG LLP, thereon from the annual report for Evergreen Equity Index Fund, dated July 31, 2006 were filed with the Securities and Exchange Commission on October 5, 2006, File No. 811-08363, on Form N-CSR, accession no. 0000936772-06-000151, and are incorporated herein by reference;

(14)  The financial statements, including the notes to the financial statements, and the report of the independent registered public accounting firm, KPMG LLP, thereon from the annual report for Evergreen Small-Mid Growth Fund, dated September 30, 2006; were filed with the Securities and Exchange Commission on December 6, 2006, File No. 811-08413, on Form N-CSR, accession no. 0000936-06-000228, and are incorporated herein by reference;

(15)  The financial statements, including the notes to the financial statements, and the report of the independent registered public accounting firm, KPMG LLP, thereon from the annual report for Evergreen Disciplined Value Fund, dated July 31, 2006 were filed with the Securities and Exchange Commission on October 5, 2006, File No. 811-08413, on Form N-CSR, accession no. 0000936772-06-000152, and are incorporated herein by reference;

(16)  The unaudited financial statements, including the notes to the financial statements, from the semi-annual report for Evergreen Envision Growth and Income Fund, dated June 30, 2006 were filed with the Securities and Exchange Commission on September 6, 2006, File No. 811-08413, on Form N-CSRS, accession no. 0000936772-06-000142, and are incorporated herein by reference;

(17)  The unaudited financial statements, including the notes to the financial statements, from the semi-annual report for the Evergreen Envision Growth Fund, dated June 30, 2006 were filed with the Securities and Exchange Commission on September 6, 2006, File No. 811-08413, on Form N-CSRS, accession no. 0000936772-06-000142, and are incorporated herein by reference;

(18) The unaudited financial statements, including the notes to the financial statements, from the semi-annual report for the Evergreen Envision Income Fund, dated June 30, 2006 were filed with the Securities and Exchange Commission on September 6, 2006, File No. 811-08413, on Form N-CSRS, accession no. 0000936772-06-000142, and are incorporated herein by reference;

(19)  The financial statements, including the notes to the financial statements, and the report of the independent registered public accounting firm, KPMG LLP, thereon from the annual report for Evergreen Core Bond Fund, dated April 30, 2006 were filed with the Securities and Exchange Commission on July 6, 2006, File No. 811-08365, on Form N-CSR, accession no. 0000936772-06-000114, and are incorporated herein by reference;

(20)  The financial statements, including the notes to the financial statements, and the report of the independent registered public accounting firm, KPMG LLP, thereon from the annual report for Evergreen U.S. Government Fund, dated April 30, 2006 were filed with the Securities and Exchange Commission on July 6, 2006, File No. 811-08415, on Form N-CSR, accession no. 0000936772-06-000115, and are incorporated herein by reference;

(21)  The financial statements, including the notes to the financial statements, and the report of the independent registered public accounting firm, KPMG LLP, thereon from the annual report for Evergreen California Municipal Bond Fund, dated March 31, 2006 were filed with the Securities and Exchange Commission on June 5, 2006, File No. 811-08367, on Form N-CSR, accession no. 0000936772-06-000089, and are incorporated herein by reference;

(22)  The unaudited financial statements, including the notes to the financial statements, from the semi-annual report for the Evergreen California Municipal Bond Fund, dated September 30, 2006 were filed with the Securities and Exchange Commission on December 6, 2006, File No. 811-08413, on Form N-CSRS, accession no. 0000936-06-000230, and are incorporated herein by reference;

(23)  The financial statements, including the notes to the financial statements, and the report of the independent registered public accounting firm, KPMG LLP, thereon from the annual report for Evergreen Municipal Bond Fund, dated May 31, 2006 were filed with the Securities and Exchange Commission on August 7, 2006, File No. 811-08367, on Form N-CSR, accession no. 0000936772-06-000130, and are incorporated herein by reference;

(24)  Pro forma financial statements for Evergreen Large Cap Equity Fund as of September 30, 2006;

(25)  Pro forma financial statements for Evergreen Equity Index Fund as of July 31, 2006;

(26)  Pro forma financial statements for Evergreen Small-Mid Growth Fund as of September 30, 2006;

(27)  Pro forma financial statements for Evergreen Disciplined Value Fund as of July 31, 2006;

(28)  Pro forma financial statements for Evergreen Envision Growth and Income Fund as of June 30, 2006;

(29)  Pro forma financial statements for Evergreen Envision Growth Fund as of June 30, 2006;

(30)  Pro forma financial statements for Evergreen Envision Income Fund as of June 30, 2006;

(31)  Pro forma financial statements for Evergreen U.S. Government Fund as of April 30, 2006;

(32)  Pro forma financial statements for Evergreen California Municipal Bond Fund as of September 30, 2006; and

(33)  Pro forma financial statements for Evergreen Municipal Bond Fund as of May 31, 2006.

The date of this Statement of Additional Information is December 29, 2006.

                   STATEMENT OF ADDITIONAL INFORMATION

Supplement dated November 20, 2006, to
Prospectus and Statement of Additional Information dated April 30, 2006

At a meeting held on November 14, 2006, the Atlas Funds’ Board of Trustees (Board) unanimously approved proposed reorganizations for certain of the Atlas Funds (each a “Merger”), approved liquidations for two of the Atlas money market funds, and approved a new investment advisory agreement to replace the interim advisory agreement. Details of each Board action are outlined below.

Mergers

The Board unanimously approved a number of proposed Mergers as being in the best interests of fund shareholders, and has directed that the Mergers be presented to fund shareholders for consideration and approval at a special shareholders meeting. The proposed Mergers provide for the acquisition of the following funds by the respective Acquiring Funds listed opposite of them in the table below:
                                                                                                                                      Pro posed Mergers

Acquired Atlas Fund	Acquiring Fund
Atlas Strategic Growth Fund	Evergreen Large Cap Equity Fund
Atlas Growth Opportunities Fund	Evergreen Large Cap Equity Fund
Atlas S&P 500 Index Fund	Evergreen Equity Index Fund
Atlas Emerging Growth Fund	Evergreen Small-Mid Growth Fund
Atlas Value Fund	Evergreen Disciplined Value Fund
Atlas Dual Focus Fund	Evergreen Disciplined Value Fund
Atlas Independence Flagship Fund	Evergreen Envision Growth and Income Fund
Atlas Independence Star Spangled Fund	Evergreen Envision Growth Fund
Atlas Independence Eagle Bond Fund	Evergreen Envision Income Fund
Atlas American Enterprise Bond Fund	Evergreen Core Bond Fund
Atlas U.S. Government and Mortgage Securities Fund	Evergreen U.S. Government Fund
Atlas California Municipal Bond Fund	Evergreen California Municipal Bond Fund
Atlas National Municipal Bond Fund	Evergreen Municipal Bond Fund
Atlas Global Growth Fund	Evergreen Intrinsic World Equity Fund
Atlas Strategic Income Fund	Oppenheimer Strategic Income Fund

As a result of each Merger, shareholders will receive new Class A shares in the corresponding Acquiring Fund in an amount equal to the value of their Acquired Atlas Fund shares. Although the number of shares that shareholders hold may change, the total value of their investment at that time will not change as a result of any of the Mergers.

It is expected that each Merger will be a non-taxable event for shareholders for federal income tax purposes. Fund shareholders will not incur any sales loads or similar transaction charges or bear any of the costs associated with each Merger.

Each Merger is subject to approval by fund shareholders. Proxy materials describing the proposed Mergers and a prospectus describing the Acquiring Funds are expected to be mailed in late December 2006. The proxy materials will also confirm the date, time and location of the special shareholders meeting. If approved by shareholders, the Mergers are expected to occur during May 2007. Prior to each Merger, shareholders can continue to purchase, redeem and exchange shares subject to the limitations described in the funds’ Prospectus.

Money Fund Liquidations

The Board voted to liquidate the Atlas California Municipal Money Fund and the Atlas Money Market Fund (“the Money Funds”) on or about March 30, 2007. Shareholders may exchange their Money Fund shares for shares of any other Atlas Fund, as described in the Prospectus and/or redeem their shares and receive the net asset value thereof, prior to the liquidation. Any remaining shareholders of the Money Funds on the date of liquidation will receive a distribution of their account proceeds, including any accrued dividends, in complete redemption of their shares. The liquidations are not expected to generate taxable gains or losses for shareholders.

New Investment Advisory Agreement

The Board of Atlas Funds approved a new investment advisory agreement (“Advisory Agreement”) between Atlas Funds and Atlas Advisers and recommended its approval to shareholders. The Advisory Agreement has terms substantially similar to the funds’ current interim investment advisory agreement which is scheduled to expire on February 27, 2007, and would provide for the continuing management of each fund until its Merger (if approved by shareholders) or liquidation. Fund shareholders will be asked to consider and vote on the new Advisory Agreement at the same special shareholder meeting at which the Merger proposals will be considered. The proxy materials relating to the proposed Mergers will also describe the proposed new Advisory Agreement in greater detail.

The Expense Example for the S&P 500 Index Fund on page 6 of the Prospectus is replaced with the following:
EXPENSE EXAMPLE: Designed to help you compare expenses to other funds, this example assumes a $10,000 investment, 5% return each year, no change in expenses, and that you hold your shares for the following periods. Actual costs may be higher or lower.
1 Year	3 Years	5 Years	10 Years
$88	$274	$477	$1,061

The Expense Example for the American Enterprise Bond Fund on page 9 of the Prospectus is replaced with the following:
EXPENSE EXAMPLE: Designed to help you compare expenses to other funds, this example assumes a $10,000 investment, 5% return each year, no change in expenses, and that you hold your shares for the following periods. Actual costs may be higher or lower.
1 Year	3 Years	5 Years	10 Years
$107	$334	$579	$1,283

The Expense Example for the California Municipal Money Fund on page 14 of the Prospectus is replaced with the following:
EXPENSE EXAMPLE: Designed to help you compare expenses to other funds, this example assumes a $10,000 investment, 5% return each year, no change in expenses, and that you hold your shares for the following periods. Actual costs may be higher or lower.
1 Year	3 Years	5 Years	10 Years
$94	$293	$509	$1,131

The Expense Example for the Money Market Fund on page 15 of the Prospectus is replaced with the following:
EXPENSE EXAMPLE: Designed to help you compare expenses to other funds, this example assumes a $10,000 investment, 5% return each year, no change in expenses, and that you hold your shares for the following periods. Actual costs may be higher or lower.
1 Year	3 Years	5 Years	10 Years
$98	$306	$531	$1,178

Atlas Funds

Supplement dated October 11, 2006, to

Statement of Additional Information dated April 30, 2006

Effective September 15, 2006, KPMG LLP became the Trust’s independent registered public accounting firm.

On May 11, 2006 the Atlas Funds Board of Trustees (Board) approved a number of changes for the Atlas Balanced Fund and the Atlas Value Fund.  The Board approved a change in investment strategy for the Atlas Balanced Fund as well as a name change for that fund from the Atlas Balanced Fund to the Atlas Dual Focus Fund to better reflect the change in its investment strategy.  Pursuant to Atlas Funds’ manager of managers exemptive order issued by the Securities and Exchange Commission on September 16, 2004, the Board also approved the appointment of Fund Asset Management, L.P. (FAM) to replace New York Life Investment Management LLC (NYLIM), as Sub-Adviser to the Dual Focus Fund (formerly Atlas Balanced Fund).  The Board also approved FAM to replace Hotchkis and Wiley Capital Management LLC (HWCM), as Sub-Adviser to the Atlas Value Fund.

On September 29, 2006, the asset management business of Merrill Lynch Investment Managers, L.P. and its affiliates (MLIM) combined with that of BlackRock, Inc. (BlackRock) to form a new asset management company. The combined company will operate under the BlackRock brand and retain the BlackRock name.  As a result of the transaction, BlackRock Investment Management, LLC, an indirect wholly owned subsidiary of BlackRock, became the Sub-Adviser of the Atlas Dual Focus Fund (formerly Atlas Balanced Fund), and the Atlas Value Fund.

Beginning on page 16 of the Statement of Additional Information, Paragraph 1 of the section titled “Foreign Securities” is replaced with the following:

The American Enterprise Bond Fund, the Strategic Income Fund and each Stock Fund (other than the S&P 500 Index Fund) may purchase "foreign securities," which are equity or debt securities issued by companies organized under the laws of countries other than the United States.  These securities are listed on one or more foreign securities exchanges or are traded in the foreign over-the-counter markets. Securities of foreign issuers represented by American Depository Receipts, traded in the U.S. over-the-counter markets, or listed on a U.S. securities exchange are not considered to be "foreign securities" because they are not subject to many of the special considerations and risks that apply to investments in foreign securities traded and held abroad.  The Stock Funds have no restriction on the amount of assets that may be invested in foreign securities, although it is currently anticipated that no Stock Fund, other than the Dual Focus Fund (formerly Atlas Balanced Fund), the Global Growth Fund, and the Emerging Growth Fund, will invest in excess of 15% of its assets in foreign securities.  The Global Growth Fund normally invests a substantial portion of its assets in foreign securities.  The Dual Focus Fund (formerly Atlas Balanced Fund) and Emerging Growth Fund may invest up to 25% of their assets in foreign securities.

In the “Trustees and Officers” section beginning on page 41 please remove all references to Barbara A. Bond who, effective August 14, 2006, resigned from the Board of Trustees of Atlas Funds and all related Board Committees. David M. Laney has replaced Ms. Bond as Chair of the Audit Committee.

On page 46 of the Statement of Additional Information, the section titled “Code of Ethics” is replaced with the following:

The Trust, the Adviser and the Distributor have adopted a joint code of ethics under rule 17j-1 of the 1940 Act. Barclays Global Fund Advisors, Boston Safe Advisors, Inc., BlackRock Investment Management, LLC, OppenheimerFunds, Inc., Renaissance Investment Management and Turner Investment Partners, Inc., also have each adopted codes of ethics under rule 17j-1 of the 1940 Act which have been approved by the Board of Trustees of the Trust. These codes of ethics permit personnel who are subject to the codes to invest in securities, including securities that may be purchased or held by the Funds subject to certain pre-clearance, reporting and other requirements.

The first paragraph on page 48 of the Statement of Additional Information, in the section titled “CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES” has been deleted.

On page 48 of the Statement of Additional Information, the first paragraph of the page, in the section titled “INVESTMENT ADVISORY AND OTHER SERVICES” is replaced with the following:

The Adviser, a wholly owned subsidiary of Wachovia Corporation, serves as the investment adviser to the Trust. Wachovia Corporation is a New York Stock Exchange listed bank holding company headquartered in North Carolina.

On page 50 of the Statement of Additional Information, the last paragraph and chart, in the section titled “INVESTMENT ADVISORY AND OTHER SERVICES” is replaced with the following:

Effective July 31, 2006, Fund Asset Management, Inc., (FAM) became the new investment Sub-Adviser to the Atlas Dual Focus Fund (formerly Atlas Balanced Fund) and the Atlas Value Fund.  As a result of the merger with FAM, BlackRock Investment Management, LLC is now the Sub-Adviser for Atlas Dual Focus Fund and Atlas Value Fund.  Effective October 20, 2004, Renaissance Investment Management is the Sub-Adviser to the Atlas Strategic Growth Fund. Effective December 1, 2004, Boston Safe Advisors, Inc. is the Sub-Adviser to the Atlas Money Market Fund. Effective March 1, 2005, OppenheimerFunds, Inc. is the Sub-Adviser to the Atlas U.S. Government and Mortgage Securities Fund. Effective July 1, 2005, OppenheimerFunds, Inc. is the Sub-Adviser to the Atlas American Enterprise Bond Fund. As compensation for the services rendered under each sub-advisory agreement, the Adviser pays each Sub-Adviser a fee at an annual rate equal to the following percentages:

Fund	Annual Sub-Advisory Fee
Atlas Dual Focus Fund (formerly Atlas Balanced Fund)	.35% on daily net assets
Atlas Value Fund	.45% on the first $75 million in assets .40% on the next $225 million in assets .375% over $300 million in assets
Atlas Strategic Growth Fund	.35% on the first $75 million in assets .25% over $75 million in assets
Atlas Money Market Fund	.10% on daily net assets
Atlas U.S. Government and Mortgage Securities Fund	.30% on the first $50 million in assets .20% on the next $50 million in assets .12% over $100 million in assets
Atlas American Enterprise Bond Fund	.18% on daily net assets

Beginning on page 52 of the Statement of Additional Information, the disclosure under HWCM and the disclosure under NYLIM in the section titled “Sub-Advisers” is replaced with the following:

BlackRock Investment Management, LLC serves as Sub-Adviser to the Trust with respect to the Dual Focus Fund (formerly Atlas Balanced Fund) and Value Fund pursuant to a Sub-Advisory Agreement dated October 1, 2006. The Adviser pays for its portfolio management services out of the management fees the Adviser receives from those Funds.

Robert M. Shearer is responsible for the day-to-day management of the Dual Focus Fund (formerly Atlas Balanced Fund). Robert C. Doll, Jr. is responsible for the day-to-day management of the Value Fund.  Messrs. Shearer and Doll are responsible for advising the following types of accounts:

	Registered Investment Companies		Other Pooled Investment Companies		Other Accounts
	Number of Accounts	Total Assets of Accounts Managed	Number of Accounts	Total Assets of Accounts Managed	Number of Accounts	Total Assets of Accounts Managed
Robert M. Shearer	3	$1,221,877,087	0	$0	0	$0
Robert C. Doll, Jr.	18	$10,740,756,132	9	$8,282,799,183	7	$997,089,140

The information in the above table for Messrs. Shearer and Doll is as of April 30, 2006.

None of the accounts listed above have advisory fees based on performance of the account.

Portfolio Manager Compensation Overview

The portfolio manager compensation program of BlackRock, Inc. and its affiliates (“BlackRock”) is critical to BlackRock’s ability to attract and retain the most talented asset management professionals. This program ensures that compensation is aligned with maximizing investment returns and it provides a competitive pay opportunity for competitive performance.

Compensation Program

The elements of total compensation for BlackRock portfolio managers are: fixed base salary, annual performance-based cash and stock compensation (cash and stock bonus) and other benefits. BlackRock has balanced these components of pay to provide portfolio managers with a powerful incentive to achieve consistently superior investment performance. By design, portfolio manager compensation levels fluctuate — both up and down — with the relative investment performance of the portfolios that they manage.

Base Salary

Under the BlackRock approach, like that of many asset management firms, base salaries represent a relatively small portion of a portfolio manager's total compensation. This approach serves to enhance the motivational value of the performance-based (and therefore variable) compensation elements of the compensation program.

Performance-Based Compensation

BlackRock believes that the best interests of investors are served by recruiting and retaining exceptional asset management talent and managing their compensation within a consistent and disciplined framework that emphasizes pay for performance in the context of an intensely competitive market for talent. To that end, the portfolio manager incentive compensation is based on a formulaic compensation program.

BlackRock's formulaic portfolio manager compensation program includes: pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods and a measure of operational efficiency. If a portfolio manager's tenure is less than 5-years, performance periods will reflect time in position. For these purposes, the investment performance of the Dual Focus Fund and the Value Fund will be compared to the Lipper Equity Income Funds classification and the Lipper Multi-Cap Value classification, respectively. Portfolio managers are compensated based on products they manage. A smaller discretionary element of portfolio manager compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, supervision, technology and innovation. All factors are considered collectively by BlackRock management.  Cash Bonus

Performance-based compensation is distributed to portfolio managers in a combination of cash and stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers.

Stock Bonus

A portion of the dollar value of the total annual performance-based bonus is paid in restricted shares of stock of BlackRock, Inc. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year "at risk" based on the BlackRock's ability to sustain and improve its performance over future periods. The ultimate value of stock bonuses is dependent on future BlackRock stock price performance. As such, the stock bonus aligns each portfolio manager's financial interests with those of the BlackRock's shareholders and encourages a balance between short-term goals and long-term strategic objectives. Management strongly believes that providing a significant portion of competitive performance-based compensation in stock is in the best interests of investors and shareholders. This approach ensures that portfolio managers participate as shareholders in both the "downside risk" and "upside opportunity" of the BlackRock's performance. Portfolio managers, therefore, have a direct incentive to protect the BlackRock's reputation for integrity.

Other Compensation Programs

Portfolio managers who meet relative investment performance and financial management objectives during a performance year are eligible to participate in a deferred cash program. Awards under this program are in the form of deferred cash that may be benchmarked to a menu of BlackRock mutual funds (including their own fund) during a five-year vesting period. The deferred cash program aligns the interests of participating portfolio managers with the investment results of BlackRock products and promotes continuity of successful portfolio management teams.

Other Benefits

Portfolio managers are also eligible to participate in broad-based plans offered generally to BlackRock employees, including broad-based retirement, 401(k), health, and other employee benefit plans.

As of April 30, 2006, Messrs. Shearer and Doll did not beneficially own any shares of the Atlas Funds they manage.

Beginning on page 62 of the Statement of Additional Information, Paragraphs 5 and 6 of the section titled “Investment Adviser to the Master Portfolio” are replaced with the following:

S. Jane Leung and Patrick O’Connor are responsible for the day-to-day management of the Master Portfolio. The portfolio managers are responsible for advising the following types of accounts:

	Registered Investment Companies		Other Pooled Investment Companies		Other Accounts
	Number of Accounts	Total Assets of Accounts Managed	Number of Accounts	Total Assets of Accounts Managed	Number of Accounts	Total Assets of Accounts Managed
S. Jane Leung	113	$189,983,600,000	1	$148,500,000	5	$100,000
Patrick O’Connor	96	$156,418,400,000	1	$173,800,000	6	$9,010,800,000

The information in the above table for Ms. Leung is as of June 30, 2006. The information in the above table for Mr. O’Connor is as of December 31, 2005.

On page 64 of the Statement of Additional Information, Paragraph twelve of the section titled “Investment Adviser to the Master Portfolio” is replaced with the following:

As of June 30, 2006, S. Jane Leung did not beneficially own any shares of the S&P 500 Index Master Portfolio. As of December 31, 2005, Patrick O’Connor did not beneficially own any shares of the S&P 500 Index Master Portfolio.

On page 64 of the Statement of Additional Information the section titled “Independent Registered Public Accounting Firm” is replaced with the following:

The Trust’s Board of Trustees has appointed KPMG LLP as the Trust’s independent registered accounting firm for the fiscal year ending December 31, 2006, subject to satisfactory negotiation of engagement.  KPMG LLP will conduct an annual audit of the Trust, and KPMG LLP Tax Services will prepare each Fund’s federal and state income tax returns.

On page 69 of the Statement of Additional Information, Paragraph (iii) of the section titled “Disclosure of Portfolio Holdings” is replaced with the following:

(iii) The Funds’ independent registered public accounting firm, in connection with the provisions of services related to the audit of the Funds’ financial statements and certain non-audit services.

On page 79 of the Statement of Additional Information, the section titled “UNDERWRITERS”

The Trust has entered into a Principal Underwriting Agreement with the Distributor, 794 Davis Street, San Leandro, California, which serves as the sole underwriter and Distributor, on a continuous basis of each Fund's shares.  The Distributor, like the Adviser, is a wholly-owned subsidiary of Wachovia Corporation.

ATLAS FUNDS

STATEMENT OF ADDITIONAL INFORMATION

794 Davis Street

San Leandro, California 94577

1-800-933-ATLAS (1-800-933-2852)

STATEMENT OF ADDITIONAL INFORMATION

DATED APRIL 30, 2006

    This Statement of Additional Information ("SAI"), which may be amended from time to time, concerning Atlas Funds (the "Trust") is not a Prospectus for the Trust.  This Statement supplements the Prospectus dated April 30, 2006 and investors should read it in conjunction with that Prospectus.  The Trust’s audited financial statements and financial highlights appearing in the 2005 Annual Report to Shareholders are incorporated by reference into this Statement.  A copy of the Prospectus, which may be amended from time to time, and Annual Report are available without charge by writing or calling the Trust at the address or telephone number printed above.

FUND HISTORY

    The Atlas Funds (the "Funds") were first registered on November 19, 1987 as a Maryland Corporation under the name "Golden West Investment Company, Inc." On January 10, 1990, the U.S. Securities and Exchange Commission (“SEC”) declared effective the first five separate series of shares for public offering. On December 21, 1991, it changed its name to "Atlas Assets, Inc." On February 27, 2004, the Funds reorganized into a Delaware Statutory Trust and changed its name to its current name “Atlas Funds.

DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS

    The Trust is an open-end, management investment company.  The investment objectives and policies of each of the Funds are described in the Prospectus.  Supplemental information about those policies is set forth below.  Certain capitalized terms used in this Statement are defined in the Prospectus. The S&P 500 Index Fund seeks to achieve its investment objective by investing substantially all of its assets in the S&P 500 Index Master Portfolio ("Master Portfolio") of Master Investment Portfolio ("Master Portfolio Trust"). References to the investments and investment policies of the S&P 500 Index Fund, unless otherwise indicated, should be understood as references to the investments and investment policies of the Master Portfolio.

    Each Fund, with the exception of the Independence Eagle Bond Fund, the Independence Flagship Fund, the Independence Star Spangled Fund (the “Atlas Independence Portfolios”), the California Municipal Money Fund and the California Municipal Bond Fund (the "California Funds"), is "diversified."  This means that, with respect to at least 75% of a Fund's total assets, it will limit its purchases of the securities of a single issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities or other registered investment companies) to no more than 5% of total assets and no more than 10% of the issuer's outstanding voting securities.

     The Atlas Independence Portfolios and the California Funds are classified as "non-diversified" under the Investment Company Act of 1940, as amended (the “1940 Act”) due to the limited number of securities available to meet their investment objectives.  This means they are not limited in the proportion of their respective assets that may be invested in the obligations of a single issue or issuer.  Each of these funds will, however, comply with diversification requirements imposed by the Internal Revenue Code of 1986 in order to pass on the maximum tax benefits associated with the income earned by each Fund to each investor.  These Funds may assume large positions in the obligations of a small number of issuers which may cause the Fund's share price to fluctuate to a greater extent than share prices of funds holding more diversified portfolios.

Investment Risks - Strategic Income Fund.

    With the exception of U.S. Government Securities, the debt securities the Strategic Income Fund invests in will have one or more types of investment risk: credit risk, interest rate risk or foreign exchange risk.  Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due.  Generally, higher yielding bonds are subject to credit risk to a greater extent than higher quality bonds.  Interest rate risk refers to the fluctuations in value of debt securities resulting solely from the inverse relationship between price and yield of outstanding debt securities.  An increase in prevailing interest rates will generally reduce the market value of debt securities, and a decline in interest rates will tend to increase their value.  In addition, debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities.  Fluctuations in the market value of debt securities subsequent to their acquisition will not affect the interest payable on those securities, and thus the cash income from such securities, but will be reflected in the valuations of these securities used to compute the Fund's net asset value.  Foreign exchange rate risk refers to the change in value of the currency in which a foreign security the Fund holds is denominated against the U.S. dollar.

Special Risks -Junk Bonds.

     In seeking high current income, the Strategic Income Fund may invest in higher-yielding, lower-rated debt securities ("junk bonds").  There is no restriction on the amount of the Fund's assets that could be invested in these types of securities.  The American Enterprise Bond, Global Growth, and Emerging Growth Funds may also invest in lower-rated securities, but to a much more limited extent. The remaining stock and bond funds may invest only in "investment grade" debt securities within the four highest rating quality grades such as Moody's (Aaa, Aa, A, Baa) or S&P (AAA, AA, A, BBB), or their equivalent, at the time of purchase. Lower-rated debt securities are those rated below investment grade, such as debt securities that have a rating lower than "Baa" by Moody's Investors Services, Inc. ("Moody's") or "BBB" by Standard & Poor's Corporation ("S&P").  These securities may be rated as low as "C" or "D" or may be in default at the time of purchase. The portfolio managers do not rely solely on ratings of securities by rating agencies when selecting investments for a Fund, but evaluate other economic and business factors as well.  The Funds may invest in unrated securities that the portfolio managers believe offer yields and risks comparable to rated securities.

     These risks mean that a Fund may not achieve the expected income from lower-grade securities, and that a Fund's net asset value per share may be affected by declines in value of these securities.  The Funds are not obligated to dispose of securities when issuers are in default or if the rating of the security is reduced.

     Risks of high yield securities may include:

- limited liquidity and secondary market support;

- substantial market price volatility resulting from changes in prevailing interest rates;

- subordination to the prior claims of banks and other senior lenders;

- the operation of mandatory sinking fund or call/redemption provisions during periods of declining interest rates that could cause a Fund to be able to reinvest premature redemption proceeds only in lower yielding portfolio securities;

- the possibility that earnings of the issuer may be insufficient to meet its debt service; and

the issuer's low creditworthiness and potential for insolvency during periods of rising interest rates and economic downturn.

     As a result of the limited liquidity of high yield securities, their prices have at times experienced significant and rapid decline when a substantial number of holders decided to sell.  A decline is also likely in the high yield bond market during an economic downturn.  An economic downturn or an increase in interest rates could severely disrupt the market for high yield bonds and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest.

Derivative Investments.

     The Strategic Income Fund, the American Enterprise Bond Fund, the S&P 500 Index Fund, and the Emerging Growth Fund invest in a number of different kinds of derivative investments.  The Funds may use some types of derivatives for hedging or diversification purposes, and may invest in others because they offer the potential for increased income and principal value. In general, a "derivative investment" is a specially-designed investment whose performance is linked to the performance of another investment or security, such as an option, future, index or currency.

     In addition to the risk that the company issuing the instrument might not pay the amount due on the maturity of the instrument, there is also the risk that the underlying investment or security might not perform the way the portfolio manager expected it to perform.  The performance of derivative investments may also be influenced by interest rate changes in the U.S. and abroad.  All of these risks can mean that a Fund will realize less income than expected from its investments, which will affect the Fund's share price. Certain derivative investments held by a Fund may trade in the over-the-counter markets and may be illiquid.  If that is the case, the Fund's investment in them will be limited.

     One type of derivative the Funds may invest in is an "index-linked" or "commodity-linked" note.  Principal and/or interest payments on such a note depend on the performance of one or more market indices, such as the S&P 500 Index or a weighted index of commodity futures, such as crude oil, gasoline and natural gas. On the maturity of this type of debt security, payment is made based on the performance of an underlying index, rather than based on a set principal amount for a typical note.  Another derivative investment a Fund may invest in is a currency-indexed security.  These are typically short-term or intermediate-term debt securities.  Their value at maturity or the interest rates at which they pay income are determined by the change in value of the U.S. dollar against one or more foreign currencies or an index.  In some cases, these securities may pay an amount at maturity based on a multiple of the amount of the relative currency movements.  This variety of index security offers the potential for greater income but at a greater risk of loss.

     Other derivative investments the Funds may invest in include "debt exchangeable for common stock" of an issuer or "equity-linked debt securities" of an issuer.  At maturity, such debt security is exchanged for common stock of the issuer or is payable in an amount based on the price of the issuer's common stock at the time of maturity.  In either case, there is a risk that the amount payable at maturity will be less than the principal amount of the debt (because the price of the issuer's common stock is not as high as was expected). The Funds are not restricted to investing in the derivative investments described in the foregoing paragraphs, and may invest in other derivative investments as they become available.

     The S&P 500 Index Fund may engage only in futures contract transactions involving: (i) the sale of a futures contract (i.e., short positions) to hedge the value of securities held by the S&P 500 Index Fund: (ii) the purchase of a futures contract when the S&P 500 Index Fund holds a short position having the same delivery month (i.e., a long position offsetting a short position); or (iii) the purchase of a futures contract to permit the S&P 500 Index Fund to, in effect, participate in the market for the designated securities underlying the futures contract without actually owning such designated securities. When the S&P 500 Index Fund purchases a futures contract, it will create a segregated account consisting of cash or other liquid assets in an amount equal to the total market value of such futures contract, less the amount of initial margin for the contract.

U.S. Government and Mortgage Securities.

     The U.S. Government and Mortgage Securities Fund invests substantially in mortgage-backed securities issued by FNMA, GNMA and FHLMC.  Mortgage-backed securities are backed by a pool of mortgage loans and provide a monthly payment of principal and interest, which is passed through as payments are made on the underlying mortgages.  Additional payments may be made from unscheduled repayments of principal due to refinancing, sale or foreclosure of the underlying property.

     If interest rates decline, these prepayments tend to increase due to refinancing of mortgages.  Therefore, the average life, or effective maturity of mortgage-backed securities, is normally shorter than the typical 30-year maturity of the underlying mortgages.  Since the prepayment rate varies with market conditions, it is not possible to accurately anticipate what the average maturity of the portfolio will be.  The yield of the Fund will be affected by reinvestment of prepayments at higher or lower rates than the original investment.  Also, to the extent the Fund purchases mortgage securities at a premium, prepayments will result in some loss to the extent of the premium. Like other debt securities, mortgage related securities' values, including government related mortgage securities, fluctuate inversely in response to interest rates.

     Prompt payment of principal and interest on GNMA certificates is backed by the full faith and credit of the United States.  FNMA guaranteed pass-through certificates and FHLMC participation certificates are supported by the credit of the issuing agency.  The U.S. Government is not legally obligated to provide financial support to FNMA and FHLMC, but may do so in its discretion.

“Stripped” Mortgage-Related Securities.

The U.S. Government and Mortgage Securities Fund, the American Enterprise Bond Fund and the Strategic Income Fund may invest in other mortgage related debt obligations secured by mortgages on commercial or residential properties and may purchase securities known as "strips."Strips are securities from which the unmatured interest coupons have been "stripped" from the principal portion and sold separately. These Funds may invest in the principal portion or in the interest coupons of U.S. Government and mortgage securities or in receipts or certificates representing interests in stripped securities or interest coupons. The principal portion of a stripped security pays no interest to its holder during its life, and its value consists of the difference between its face value at maturity and its acquisition price. Mortgage-backed securities strips are subject to increased volatility in price due to interest rate changes, the risk that the security will be less liquid during demand or supply imbalances, and the risk that, due to unscheduled prepayments, the maturity date will be shorter than anticipated and reinvestment of the proceeds may only be possible at a lower yield.

Treasury Inflation-Protection Securities.

The U.S. Government and Mortgage Securities Fund, the American Enterprise Bond Fund and the Strategic Income Fund can buy U.S. Treasury securities, called “TIPS,” that are designed to provide an investment vehicle that is not vulnerable to inflation. The interest rate paid by TIPS is fixed. The principal value rises or falls semi-annually based on published changes to the Consumer Price Index. If inflation occurs, the principal and interest payments on TIPS are adjusted to protect investors from inflationary loss. If deflation occurs, the principal and interest payments will be adjusted downward, although the principal will not fall below its face amount at maturity.

Repurchase Agreements.

    Each Fund may engage in repurchase agreement transactions on portfolio securities with member banks of the Federal Reserve System or with certain dealers listed on the Federal Reserve Bank of New York's list of reporting dealers.  Under the terms of a typical repurchase agreement, a Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed upon price and time, thereby determining the yield during the Funds' holding period.  This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period.  The value of the underlying securities will be monitored by Atlas Advisers, Inc. (the “Adviser”) or by a Fund's Sub-Adviser to ensure that it at least equals at all times the total amount of the repurchase obligation, including interest.

    A Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert these rights.  The Adviser, or the Sub-Adviser if applicable, acting under the supervision of the Board of Trustees, reviews, on an ongoing basis, the creditworthiness and the values of the collateral of those banks and dealers with which a Fund enters into repurchase agreements to evaluate potential risks.

    A repurchase agreement is considered to be a loan collateralized by the underlying securities under the 1940 Act. Investments by the Municipal Funds in repurchase agreements, if any, are limited by the restrictions on those Funds' investment in taxable instruments.

>Exchange Traded Funds.

    The Funds, except the Atlas Independence Portfolios, may purchase shares of exchange-traded funds (“ETFs”), which are typically open-end investment companies or unit investment trusts, listed on a stock exchange. Typically, the Funds would purchase ETF shares as a way of gaining exposure to the segments of the equity or fixed-income markets represented by the ETF’s portfolio at times when the Funds may not be able to buy those portfolio securities directly. ETF shares enjoy several advantages over futures. Depending on the market, the holding period, and other factors, ETF shares can be less costly than futures. In addition, ETF shares can be purchased for smaller sums and offer exposure to market sectors and styles for which there is no suitable or liquid futures contract.  Because most ETFs are investment companies, a Fund’s purchase of ETF shares generally are subject to the 3/5/10% limitations described in the “Investment Companies” section of this SAI.

>     An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate within a wide range, and a Fund could lose money investing in an ETF if the prices of the stocks owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF’s shares may trade at a discount to their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Reverse Repurchase Agreements.

    The Strategic Growth, Global Growth, and all of the Bond Funds may engage in reverse repurchase agreements, which involve the sale of a security by a Fund and its agreement to repurchase the security at a specified time and price. A Fund will maintain in a segregated account with its custodian cash, U.S. Government Securities or other appropriate liquid securities in an amount sufficient to cover its obligations under these agreements. Under the 1940 Act, these agreements are considered borrowings by the Funds and are subject to the percentage limitations on borrowings and the same types of risks as described below under "Borrowing.”

>When-Issued and Delayed Delivery Transactions.

    In order to secure yields or prices deemed advantageous at the time, all Funds may purchase or sell securities on a "when-issued" or “delayed delivery" basis. The Funds will not enter into such a transaction for the purpose of leverage.  In such transactions delivery of the securities occurs beyond the normal settlement periods (generally within two months but not more than 120 days), but no payment or delivery is made by, and no interest accrues to, the Fund prior to the actual delivery or payment by the other party to the transaction.  To the extent that assets of a Fund are not invested prior to the settlement of a purchase of securities, the Fund will earn no income; however, it is intended that each Fund will be fully invested to the extent practicable. While when-issued or delayed delivery securities may be sold prior to the settlement date, a Fund will purchase such securities for the purpose of actually acquiring them unless a sale appears desirable for investment reasons.

    At the time a Fund makes the commitment to purchase a security on a when-issued or delayed delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value.  The Funds do not believe that the net asset value or income of their portfolios will be adversely affected by their purchase of securities on a when-issued or delayed delivery basis.

Due to fluctuations in the value of securities purchased on a when-issued or delayed delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers.  Similarly, the sale of securities on a firm commitment basis can involve the risk that the prices available in the market when delivery is made may actually be higher than those obtained in the transaction itself.

    When a Fund engages in when-issued or delayed transactions, it relies on the buyer or seller, as the case may be, to consummate the transaction. Failure of the buyer or seller to do so may result in a Fund losing the opportunity to obtain a price and yield considered to be advantageous.  A Fund will establish a segregated account consisting of cash, U.S. Government Securities or other high-grade debt obligations in an amount equal to the amount of its when-issued or firm commitment obligation. A Fund will limit these transactions to a value of no more than one-third of its assets.

    When-issued transactions and forward commitments allow a Fund a technique to use against anticipated changes in interest rates and prices.  For instance, in periods of rising interest rates and falling prices, a Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices.  In periods of falling interest rates and rising prices, a Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields.

Dollar Reverse Repurchase And Reverse Dollar Reverse Repurchase Agreements (Dollar-Rolls).

    The U.S. Government and Mortgage Securities Fund, the American Enterprise Bond Fund, the Strategic Income Fund and the Balanced Fund may engage in dollar reverse repurchase and reverse dollar reverse repurchase agreements with respect to mortgage-backed securities.  These agreements involve the purchase or sale by a Fund of securities that are substantially similar to those sold or purchased by that Fund upon the initiation of the transaction, as the case may be.  For this purpose, "substantially similar" means that the securities are issued by the same U.S. Government agency or Government Sponsored Enterprise, have the same original term to maturity, and have the same original rate of interest, but may be backed by different pools of mortgage obligations.  Dollar reverse repurchase agreements are subject to the same risks and restrictions as described above with respect to reverse repurchase agreements.  Reverse dollar reverse repurchase agreements are subject to the same risks and restrictions as described in "Repurchase Agreements" above with respect to repurchase agreements.

Options on Securities, Indices and Currencies (All Bond and Stock Funds are Eligible to use the Following Options).

1.  Purchasing Put and Call Options on Securities and Currencies.

    By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the option's underlying security or currency to the writer of the option at a fixed strike price.  The option may give the Fund the right to sell only on the option's expiration date, or may be exercisable at any time up to and including that date.  In return for this right, the Fund pays the writer the current market price for the option (known as an option premium).

    A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option.  If the option is allowed to expire, the Fund will lose the entire premium it paid.  If the Fund exercises the option, it completes the sale of the underlying security or currency at the strike price.  The Fund may also terminate a put option position by effecting a "closing transaction" (i.e. selling an option of the same series as the option previously purchased) in the secondary market at its current price, if a liquid secondary market exists.

     Put options may be used by a Fund to hedge against losses on sales of securities.  If securities prices fall, the value of the put option would be expected to rise and offset all or a portion of the Fund's resulting losses in its securities holdings.  However, option premiums tend to decrease over time as the expiration date nears.  Therefore, because of the cost of the option premium and transaction costs, the Fund would expect to suffer a loss in the put option if prices do not decline sufficiently to offset the deterioration in the value of the option premium.  At the same time, because the maximum the Fund has at risk is option premium, purchasing put options offers potential profit from an increase in the value of the securities hedged.

    A Fund may also purchase options whether or not it holds such securities in its portfolio.  Buying a put option on an investment it does not own permits a Fund either to resell the put or buy the underlying investment and sell it at the exercise price.  The resale price of the put will vary inversely with the price of the underlying investment.  If the market price of the underlying investment is above the exercise price and as a result the put is not exercised, the put will become worthless on its expiration date.  In the event of a decline in the securities market, the Fund could exercise or sell the put at a profit to attempt to offset some or all of its loss on its portfolio securities.

    The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying security or currency at the option's strike price.  By purchasing a call option, a Fund would attempt to participate in potential price increases of the underlying security, but with risk limited to the cost of the option if securities prices fell.  At the same time, the Fund can expect to suffer a loss if security or currency prices do not rise sufficiently to offset the cost of the option.

2.  Writing Put and Call Options on Securities.

    When a Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser.  In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option's underlying security if the other party to the option chooses to exercise it.  As long as the obligation of the Fund as the put writer continues, it may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring the Fund to take delivery of the underlying security against payment of the exercise price.  The Fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put.  Prior to exercise, the Fund may seek to terminate its position in a put option by effecting a closing purchase transaction with respect to the option in the secondary market (i.e. buying an option of the same series as the option previously written) at its current price.  If the secondary market is not liquid for an option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its obligation.

    A Fund may write a put option as an alternative to purchasing a security. If the security's price rises, the Fund would expect the put to lapse unexercised and to profit from a written put option, although its gain would be limited to the amount of the premium it received.  If the security's price remains the same over time, it is likely that the Fund will also profit, because it should be able to close out the option at a lower price.  If the security's price falls, the Fund would expect to suffer a loss.  If the put is exercised, the Fund must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time.  This loss should be less than the loss the Fund would have experienced from purchasing the underlying security directly (assuming the secondary market for the put option and the underlying security are equally liquid) because the premium received for writing the option should mitigate the effect of the price decline.

    Writing a call option obligates a Fund to sell or deliver the option's underlying security, in return for the strike price, upon exercise of the option.  The characteristics of writing call options are similar to those of writing put options, except that writing covered call options generally is a profitable strategy if prices remain the same or fall.  Through receipt of the option premium, the Fund would seek to mitigate the effects of a price decline. At the same time, the Fund would give up some ability to participate in security price increases when writing call options.

    A Fund will only sell "covered" options where it owns an offsetting position or maintains cash or liquid securities with a sufficient value to meet its obligations. There is no limit on the amount of covered call options a Bond or Stock Fund may sell, but it may sell covered put options only to the extent that the cover does not exceed 25% of a Fund's net assets.

3.  Securities Index Option Transactions.

    A Fund may buy or sell a securities index option at a fixed price.  No securities actually change hands in these transactions. Instead, changes in the underlying index's value are settled in cash.  The cash settlement amounts are based on the difference between the index's current value and the value contemplated by the contract.  Most securities index options are based on broad-based indices reflecting the prices of a broad variety of securities, such as the Standard & Poor's 500 Composite Stock Price Index.  Some index options are based on narrower industry averages or market segments.

    The Trust expects that a Fund's options transactions will normally involve broad-based indices, though it is not limited to these indices.  Since the value of index options depends primarily on the value of their underlying indexes, the performance of broad-based indices will generally reflect broad changes in securities prices.  A Fund, however, can invest in many different types of securities, including securities that are not included in the underlying indices of the options available to the Fund.  In addition, a Fund's investments may be more or less heavily weighted in securities of particular types of issuers, or securities of issuers in particular industries, than the indexes underlying its index options positions.  Therefore, while a Fund's index options should provide exposure to changes in value of its portfolio securities (or protection against declines in their value in the case of hedging transactions), it is likely that the price changes of the Fund's index options positions will not match the price changes of the Fund's other investments.

4.  Combined Option Positions.

     A Fund may purchase and write options in combination to adjust the risk and return characteristics of the overall position.  For example, a Fund may purchase a put option and write a call option on the same underlying security, in order to construct a combined position with risk and return characteristics similar to those of selling a futures contract.  Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase.  Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close than single options transactions. Combined option positions will be subject to the same overall percentage limitation as other option strategies.

5.  Risks of Transactions in Options.

  An option position may be closed out only on an exchange or market which provides a secondary market for an option of the same series.  There is no assurance that a liquid secondary market will exist at any particular time for options purchased or written by a Fund.  For some options no secondary market on an exchange may exist at all.  In such event, it might not be possible to effect closing transactions in particular options, with the result that a Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent sale of underlying securities acquired through the exercise of call options or upon the purchase of underlying securities for the exercise of put options.  If a Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or the Fund delivered the underlying security upon exercise.

    Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both;  (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volumes; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.  There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

    In addition, options on indices are subject to certain risks that are not present with other options.  Because the value of an index option depends upon movements in the level of the index rather than the price of a particular instrument, whether a Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of prices in the market generally or in an industry or market segment rather than movements in the price of a particular instrument.  In addition, index prices may be distorted or interrupted if trading of certain instruments included in the index is interrupted.  If this occurred, a Fund would not be able to close out options which had been purchased or written by it and, if restrictions on exercise were imposed, may be unable to exercise an option being held, which could result in substantial losses to a Fund.  However, it is the Funds' policy to purchase or write options only on indices which include a sufficient number of securities so that the likelihood of a trading halt in the index is minimized.

    The eligible Funds may buy and sell over-the-counter puts and calls on securities and as well as listed options.  Unlike listed option positions, positions in over-the-counter options may be closed out only with the other party to the options transaction.  Such options transactions are subject to the additional risks that a Fund may be unable to close out a transaction with the other party when it wishes to do so, and that the other party to the transaction may default without the protection against default afforded by exchange clearing corporations with respect to listed options.  The eligible Funds will enter into unlisted option transactions only with securities dealers which the Adviser or a Sub-Adviser believes to be of high credit standing and to maintain a liquid market for such options.  Under certain conditions, the premiums a Fund pays for unlisted options and the value of securities used to cover such options written by the Fund are considered to be invested in illiquid assets for purposes of the investment restriction applicable to illiquid investments.

Futures Contracts and Options on Futures Contracts.

Interest Rate Futures Transactions (All Bond and Stock Funds are eligible to use these Transactions) and Currency Futures Transactions (All Stock Funds and the Strategic Income Fund are eligible to use these Transactions).

    The Bond and Stock Funds may purchase or sell interest rate futures contracts and the Stock Funds and the Strategic Income Fund may purchase or sell currency futures contracts in hedging transactions.  When a Fund purchases a futures contract, it agrees to purchase the underlying instrument or currency at a specified future date and price.  When a Fund sells a futures contract, it agrees to sell the underlying instrument or currency at a specified future date and price.

    No consideration is paid or received by a Fund upon the purchase or sale of a futures contract.  Initially, a Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 5% of the contract amount (this amount is subject to change by the board of trade on which the contract is traded and members of such board of trade may charge a higher amount).  This amount is known as "initial margin" and is returned to a Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied by the Fund.

    Subsequent payments, known as "variation margin," to and from the Fund or the broker, as the case may be, must be made daily as the price of securities (or currencies in the case of Stock Funds and the Strategic Income Fund) underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable.  These daily payments to account for valuation changes are a process known as "marking-to-market."  If a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so.  The party that has a gain may be entitled to receive all or a part of this amount.  At any time prior to the expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract.

    Initial and variation margin payments are similar to good faith deposits or performance bonds, unlike margin extended by a securities broker, and do not constitute purchasing securities on margin for purposes of the Fund's investment limitation.  In the event of the bankruptcy of a futures commission merchant ("FCM") that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers.  The Adviser, or Sub-Adviser if applicable, will attempt to minimize this risk by careful monitoring of the creditworthiness of the FCMs with which the Fund does business.

    The purpose of the acquisition or sale of a futures contract by an eligible Fund is to protect that Fund from fluctuations in rates on securities or currencies without actually buying or selling the securities or currencies.  The value of portfolio securities will exceed the value of the futures contracts sold by the Fund, and an increase in the value of the futures contracts could only mitigate -- but not totally offset – the decline in the value of the portfolio. The value of all futures contracts sold by a Fund will not exceed 25% (50% in the case of the Strategic Income Fund, the American Enterprise Bond Fund and the U.S. Government and Mortgage Securities Fund) of its net asset value.

Stock Index Futures Contracts (All Stock Funds and the Strategic Income Fund are eligible to participate in these Contracts).

    When a Fund purchases a stock index futures contract, it agrees to purchase the underlying index at a specified future date and price.  When a Fund sells a stock index futures contract, it agrees to sell the underlying index at a specified future date and price.

    The majority of stock index futures are closed out by entering into an offsetting purchase or sale transaction in the same contract on the exchange where they are traded, rather than being held for the life of the contract.  Futures contracts are closed out at their current prices, which may result in a gain or loss.  If a Fund holds a stock index futures contract until the delivery date, it will pay or receive a cash settlement amount based on the difference between the index's closing price and the settlement price agreed upon when the contract was initiated.

    A Fund may purchase stock index futures contracts in an attempt to remain fully invested in the securities market.  For example, if a Fund had cash and short-term securities on hand that it wished to invest in common stocks, but at the same time it wished to maintain a highly liquid position in order to be prepared to meet redemption requests or other obligations, it could purchase stock index futures contract in order to participate in changes in stock prices. A Fund may also purchase futures contracts as an alternative to purchasing actual securities.  For example, if a Fund intended to purchase stocks but had not yet done so, it could purchase a stock index futures contract in order to lock in current stock prices while deciding on particular investments.  This strategy is sometimes known as an anticipatory hedge.  In these strategies the Fund would use futures contracts to attempt to achieve an overall return similar to the return from the stocks included in the underlying index, while taking advantage of potentially greater liquidity that futures contracts may offer. Although the Fund would hold cash and liquid debt securities in a segregated account with a value sufficient to cover its open futures obligations, the segregated assets would be available to the Fund immediately upon closing out the futures position, while settlement of securities transactions can take several days.

    When a Fund wishes to sell securities, it may sell stock index futures contracts to hedge against securities market declines until the sale can be completed.  For example, if a Fund anticipated a decline in common stock prices at a time when it anticipated selling common stocks, it could sell a futures index contract in order to lock in current market prices.  If stock prices subsequently fell, the futures contract's value would be expected to rise and offset all or a portion of the anticipated loss in the common stocks the Fund had hedged in anticipation of selling them.  The success of this type of strategy depends to a great extent on the degree of correlation between the index futures contract and the securities hedged.  Of course, if prices subsequently rose, the futures contract's value could be expected to fall and offset all or a portion of the benefit to the Fund.

    An option on a futures contract is an agreement to buy or sell the futures contract.  Exercise of the option results in ownership of a position in the futures contract.  Options on futures contracts may be purchased and sold by a Fund in the same manner as options on securities. Options on futures contracts may also be written by a Fund in the same manner as securities options, except that the writer must make margin payments to a FCM as described above with respect to futures contracts.  The holder or writer of an option may terminate his position by selling or purchasing an option of the same series.  There is no guarantee that such closing transactions can be effected.

Risks Of Transactions in Futures Contracts and Options on Futures.

    There are risks in connection with the use of futures contracts as a hedging device.  Successful use of futures contracts by a Fund is subject to the ability of the Adviser, or Sub-Adviser if applicable, to forecast movements in the direction of interest rates.  These forecasts may involve skills and techniques that may be different from those involved in the management of the Funds.  In addition, even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected trends in interest rates.

    As noted above, price changes of the Fund's futures and options on futures positions may not be well correlated with price changes of its other investments because of differences between the underlying indices and the types of securities in which the Fund invests.  For example, if the Fund sold a broad-based index futures contract to hedge against a stock market decline while the Fund completed a sale of specific securities in its portfolio, it is possible that the price of the securities could move differently from the broad market average represented by the index futures contract, resulting in an imperfect hedge and potentially in losses to the Fund.

    Index futures prices can also diverge from the prices of their underlying indexes, even if the underlying instruments match the Fund's investments well. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying index, and the time remaining until expiration of the contract, which may not affect security prices the same way.  Imperfect correlation between the Fund's investments and its futures positions may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, or from imposition of daily price fluctuation limits for futures contracts.  The Fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases.  If price changes in the Fund's futures positions are poorly correlated with its other investments, its futures positions may fail to produce anticipated gains or result in losses that are not offset by the gains in the Fund's other investments.

    Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of up to seven days for some types of securities, the futures markets can provide liquidity superior to that of the securities markets in many cases.  Nevertheless, there is no assurance a liquid secondary market will exist for any particular futures contract at any particular time.  In addition, futures exchanges may establish daily price fluctuation limits for futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for the Fund to enter into new positions or close out existing positions.  Trading in index futures can also be halted if trading in the underlying index stocks is halted.  If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable futures positions, and potentially could require the Fund to continue to hold a futures position until the delivery date, regardless of potential losses.  If the Fund must continue to hold a futures position, its access to other assets held to cover the position could also be impaired.

    Options on futures are subject to risks similar to those described above with respect to futures contracts, including the risk of imperfect correlation between the option and a Fund's other investments and the risk that there might not be a liquid secondary market for the option.  In the case of options on futures contracts, there is also a risk of imperfect correlation between the option and the underlying futures contract.  Options on futures are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options which the Fund cannot terminate by exercise.  In general, options with strike prices close to their underlying securities' current value will have the highest trading volume, while options with strike prices further away may be less liquid.  The liquidity of options on futures may also be affected if exchanges impose trading halts, particularly when markets are volatile.

Limitations on Transactions in Futures and Options on Futures.

    The Trust has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" and is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act. The Trust does not intend to enter into futures contracts or options on a futures contract that are not traded on exchanges or boards of trade.

   The Trust’s policies regarding futures contracts and options as discussed above are not fundamental policies and may be changed as permitted by the appropriate regulatory agencies.

Asset Coverage for Futures and Options Positions.

    A Fund eligible to participate in futures and options will not use leverage in its options and futures strategies.  In the case of strategies entered into as a hedge, the Fund will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies.  A Fund will not enter into an option or futures position that exposes the Fund to an obligation to another party unless it owns either (i) an offsetting position in securities or other options or futures contracts or (ii) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations.

    A Fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds and, if the guidelines so require, will set aside cash and high grade liquid debt securities in a segregated account with its custodian bank in the amount prescribed.  Securities held in a segregated account cannot be sold while the futures or option strategy is open, unless they are replaced with similar securities.  As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

Swaps.

Interest Rate Swaps.

    Each Bond Fund may engage in interest rate swaps. An interest rate swap is a contract between two entities ("counterparties") to exchange interest payments (of the same currency) between the parties.  In the most common interest rate swap structure, one counterparty agrees to make floating rate payments to the other counterparty, which in turn makes fixed rate payments to the first counterparty.  Interest payments are determined by applying the respective interest rates to an agreed upon amount, referred to as the "notional principal amount."  In many such transactions, the floating rate payments are tied to the London Interbank Offered Rate ("LIBOR"), which is the offered rate for short-term eurodollar deposits between major international banks.  As there is no exchange of principal amounts, an interest rate swap is not an investment or a borrowing.

Swap Options.

    Each Bond Fund may invest in swap options.  A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise change an existing swap agreement, at some designated future time on specified terms. It is different from a forward swap, which is a commitment to enter into a swap that starts at some future date with specified rates.  A swap option may be structured European-style (exercisable on the prespecified date) or American-style (exercisable during a designated period).  The buyer of the right to pay fixed rate payments pursuant to a swap option is said to own a put.  The buyer of the right to receive fixed rate payments pursuant to a swap option is said to own a call.

Caps and Floors.

    Each Bond Fund may also purchase or sell interest rate caps and floors. An interest rate cap is a right to receive periodic cash payments over the life of the cap equal to the difference between any higher actual level of interest rates in the future and a specified strike (or "cap") level.  The cap buyer purchases protection for a floating rate move above the strike.  An interest rate floor is the right to receive periodic cash payments over the life of the floor equal to the difference between any lower actual level of interest rates in the future and a specified strike (or "floor") level.  The floor buyer purchases protection for a floating rate move below the strike. The strikes are typically based on the three-month LIBOR (although other indices are available) and are measured quarterly.

Credit Default Swap Transactions

    Each Bond Fund may enter into credit default swap transactions to seek to maintain a total return on a particular investment or portion of its portfolio, or for other non-speculative purposes.  As the purchaser in such a transaction, the Fund makes a periodic stream of payments to a counterparty over the term of the contract, provided that no default occurs on a referenced debt obligation of a U.S. or foreign issuer.  In the event of a default on the obligation by the issuer, the counterparty would be required to pay to the Fund the par (or other agreed-upon value) of the referenced debt obligation.  The Fund may also act as the seller in such a transaction, in which case it would function as the counterparty referred to above.

    Because the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as a notional principal amount.  A Fund entering into these transactions records an increase or decrease to interest income in the amount due to or owed by the Fund at termination or settlement.  The Fund acts as a purchaser in credit default swap transactions only with respect to corporate obligations it owns or, in the case of sovereign debt of a foreign country, either the reference obligation, any sovereign debt of the issuing foreign country, or sovereign debt of any other country that the Sub-Adviser determines is closely correlated as an inexact bona fide hedge.

Risks Associated with Swaps

    The risks associated with swaps, and interest rate caps and floors are similar to those described previously with respect to over-the-counter options.  In connection with such transactions, the Fund involved relies on the other party to the transaction to perform its obligations pursuant to the underlying agreement.  If there were a default by the other party to the transaction, the Fund would have contractual remedies pursuant to the agreement, but could incur delays in obtaining the expected benefit of the transaction or loss of such benefit.  In the event of insolvency of the other party, the Fund might be unable to obtain its expected benefit.  In addition, while a Fund will seek to enter into such transactions only with parties which are capable of entering into closing transactions with the Fund, there can be no assurance that a Fund will be able to close out such a transaction with the other party, or obtain an offsetting position with any other party, at any time prior to the end of the term of the underlying agreement.  This may impair a Fund's ability to enter into other transactions at a time when doing so might be advantageous. Other risks of credit default swaps include the cost of paying for credit protection if there are no credit events, pricing transparency when assessing the cost of a credit default swap, counterparty risk, and the need to fund the delivery obligation (either cash or the defaulted bonds, depending on whether the Fund is long or short the swap, respectively).

Small, Unseasoned Companies.

     Each Stock Fund may invest in securities of small, unseasoned companies.  In view of their limited liquidity and price volatility, each Stock Fund, other than the Emerging Growth Fund, will not invest more than 5% of its assets at the time of purchase in securities of companies, including predecessors that have operated less than three years.  The Emerging Growth Fund currently intends to invest no more than 10% of its assets in securities of such issuers, while reserving the right to so invest up to 20% of its assets.  The securities of small, unseasoned companies may have a limited trading market, which might adversely affect a Fund's ability to dispose of such securities and can result in lower prices for such securities than might otherwise be the case. If other investors holding the same securities as a Fund sell them when the Fund attempts to dispose of its holdings, the Fund might receive lower prices than might otherwise be obtained, because of the thinner market for such securities.

Convertible Securities.

     Each Stock Fund (other than the S&P 500 Index Fund) and the Strategic Income Fund may invest in convertible securities, including both corporate bonds and preferred stocks.  These securities are generally convertible into shares of common stock at a stated price or rate.  The price of a convertible security varies inversely with interest rates and, because of the conversion feature, also normally varies with changes in price of the underlying common stock.

Warrants.

     Each Stock Fund and the Strategic Income Fund may invest up to 5% of its total assets in warrants, other than those that have been acquired in units or attached to other securities. Warrants are options to purchase equity securities at specific prices valid for a specific period of time.  Those prices do not necessarily move in a manner parallel to the prices of the underlying securities.  The price paid for a warrant will be foregone unless the warrant is exercised prior to its expiration.  Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Foreign Securities.

    The American Enterprise Bond Fund, the Strategic Income Fund and each Stock Fund (other than the S&P 500 Index Fund) may purchase "foreign securities," which are equity or debt securities issued by companies organized under the laws of countries other than the United States.  These securities are listed on one or more foreign securities exchanges or are traded in the foreign over-the-counter markets. Securities of foreign issuers represented by American Depository Receipts, traded in the U.S. over-the-counter markets, or listed on a U.S. securities exchange are not considered to be "foreign securities" because they are not subject to many of the special considerations and risks that apply to investments in foreign securities traded and held abroad.  The Stock Funds have no restriction on the amount of assets that may be invested in foreign securities, although it is currently anticipated that no Stock Fund, other than the Global Growth Fund and the Emerging Growth Fund, will invest in excess of 15% of its assets in foreign securities.  The Global Growth Fund normally invests a substantial portion of its assets in foreign securities.  The Emerging Growth Fund may invest up to 25% of its assets in foreign securities.

    Foreign securities offer potential benefits not available from investing solely in securities of domestic issuers, such as the opportunity to invest in the securities of foreign issuers that appear to offer growth potential, or to invest in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by investing in securities in foreign stock markets that do not move in a manner parallel to U.S. markets.  In buying foreign securities, each Fund may convert U.S. dollars into foreign currency, but only in connection with currency futures and forward contracts and to effect securities transactions on foreign securities exchanges and not to hold such currency as an investment.

    Because a Fund may purchase securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund's assets and its income available for distribution.  In addition, although a portion of a Fund's investment income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars, and absorb the cost of currency fluctuations.  Subsequent foreign currency losses may result in a Fund having previously distributed more income in a particular period than was available from investment income, which could result in a return of capital to shareholders.  A Fund's portfolio of foreign securities may include those of a number of foreign countries or, depending upon market conditions, those of a single country.

    Investing in foreign securities involves special additional risks and considerations not typically associated with investing in domestic securities of issuers traded in the U.S.:

reduction of income by foreign taxes;

fluctuation in value of foreign portfolio investments due to changes in currency rates and control regulations (e.g., currency blockage);

transaction charges for currency exchange;

lack of public information about foreign issuers;

lack of uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers;

less volume on foreign exchanges than on U.S. exchanges;

greater volatility and less liquidity on foreign markets than in the

                   U.S.;

less regulation of foreign issuers, stock exchange and brokers than in the U.S.;

greater difficulties in commencing lawsuits against foreign issuers;

higher brokerage commission rates and custodial costs than in the

                   U.S.;

increased risks of delays in settlement of portfolio transactions or loss of certificates of portfolio securities;

possibilities in some countries of expropriation or nationalization of assets, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; and

differences between the U.S. economy and foreign economies.

     In the past, U.S. Government policies have discouraged certain investments abroad by U.S. investors, through taxation or other restrictions, and it is possible that such restrictions may be reimposed.

     Foreign securities that a Fund may purchase include securities issued by issuers in undeveloped or emerging markets.  Such investments involve added risks, including less developed legal and economic structures, less stable political systems, illiquid securities markets, and greater volatility of prices.

    The Funds may invest in foreign securities that impose restrictions on transfer within the United States or to United States persons.  Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.  Each Fund accordingly treats these foreign securities as subject to the 10% overall limitation on investment in illiquid securities.

Passive Foreign Investment Company.

    Some securities of corporations domiciled outside the U.S. which a Fund may purchase, may be considered passive foreign investment companies (“PFICs”) under U.S. tax laws. PFICs are those foreign corporations which generate primarily passive income. They tend to be growth companies or “start-up” companies. For federal tax purposes, a corporation is deemed a PFIC if 75% or more of the foreign corporation’s gross income for the income year is passive income or if 50% or more of its assets are assets that produce or are held to produce passive income. Passive income is further defined as any income to be considered foreign personal holding company income within the subpart F provisions defined by IRC §954.

    Investing in PFICs involves the risks associated with investing in foreign securities, as described above. There are also the risks that a Fund may not realize that a foreign corporation it invests in is a PFIC for federal tax purposes. Federal tax laws impose severe tax penalties for failure to properly report investment income from PFICs. Following industry standards, the Funds make every effort to ensure compliance with federal tax reporting of these investments. PFICs are considered foreign securities for the purposes of a Fund’s minimum percentage requirement of limitations of investing in foreign securities.

    Subject to the limits under the 1940 Act, a Fund may also invest in foreign mutual funds which are also deemed PFICs (since nearly all of the income of a mutual fund is generally passive income). Investing in these types of PFICs may allow exposure to varying countries because some foreign countries limit, or prohibit, all direct foreign investment in the securities of companies domiciled therein.

    In addition to bearing their proportionate share of a fund’s expenses (management fees and operation expenses), shareholders will also indirectly bear similar expenses of such entities.

Debt Securities of Foreign Governments and Companies.

    The Strategic Income Fund, the American Enterprise Bond Fund and the S&P 500 Index Fund may invest in debt obligations and other securities (which may be denominated in U.S. dollars or non-U.S. currencies) issued or guaranteed by foreign corporations, certain "supranational entities" (described below) and foreign governments or their agencies or instrumentalities, and in debt obligations and other securities issued by U.S. corporations denominated in non-U.S. currencies.  The types of foreign debt obligations and other securities in which the Strategic Income Fund and the American Enterprise Bond Fund may invest are the same types of debt obligations identified under "Debt Securities of U.S. Companies," below.

    The percentage of the Strategic Income Fund’s assets that will be allocated to foreign securities will vary depending on the relative yields of foreign and U.S. securities, the economies of foreign countries, the condition of such countries' financial markets, the interest rate climate of such countries and the relationship of such countries' currency to the U.S. dollar.  These factors are judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status, and economic policies) as well as technical and political data.  The Strategic Income Fund will not invest more than 25% of its total assets in government securities of any one foreign country. Otherwise, neither Fund is restricted in the amount of its assets it may invest in foreign countries or in any single country and has no limitations on the maturity or capitalization of the issuer of the foreign debt securities in which it invests.

     The Strategic Income Fund and the American Enterprise Bond Fund may invest in U.S. dollar-denominated foreign securities referred to as "Brady Bonds."  These are debt obligations of foreign entities that may be fixed-rate par bonds or floating-rate discount bonds and are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations that have the same maturity as the Brady Bonds. However, the Strategic Income Fund may also invest in uncollateralized Brady Bonds.  Brady Bonds are generally viewed as having three or four valuation components:

any collateralized repayment of principal at final maturity;

the collateralized interest payments;

the uncollateralized interest payments; and

any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute what is referred to as the "residual risk" of such bonds).

    In the event of a default with respect to collateralized Brady Bond as a result of which the payment obligations of the issuer are accelerated, the zero coupon U.S. Treasury securities held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed.  The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course.  In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

    The obligations of foreign governmental entities may or may not be supported by the full faith and credit of a foreign government.  Obligations of "supranational entities" include those of international organizations designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies.  Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank.  The governmental members, or "stockholders," usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by members at the entity's call), reserves and net income.  There is no assurance that foreign governments will be able or willing to honor their commitments.

Foreign Currency Exchange Transactions.

    Since investments in companies whose principal business activities are located outside of the United States will frequently involve currencies of foreign countries, and since assets of each Stock Fund, the American Enterprise Bond Fund and the Strategic Income Fund may temporarily be held in bank deposits in foreign currencies during the completion of investment programs, the value of the assets of a Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.  Although each Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis.  A Fund may conduct its foreign currency exchange transactions on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market, through entering into contracts to purchase or sell foreign currencies at a future date (i.e., a "forward foreign currency" contract or "forward" contract) or through the purchase and sale of futures contracts and exchange listed put and call options on currencies.  It will convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies.  Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.  The Funds do not intend to speculate in foreign currency exchange rates or forward contracts.

    A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract, agreed upon by the parties, at a price set at the time of the contract.  These contracts are traded in the interbank market conducted directly between currency traders, usually large commercial banks, and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

    When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security.  By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

    When the Adviser, or a Fund's Sub-Adviser, believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of some or all of a Fund's securities denominated in such foreign currency.  The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures.  The projection of short-term hedging strategy is highly uncertain.  A Fund will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate such Fund to deliver an amount of foreign currency (or a correlated currency held by the fund through "cross-hedging" as explained below) in excess of the value of the Fund's securities or other assets denominated in that currency.  Under normal circumstances, consideration of the prospect for currency parities will be incorporated in the longer term investment decisions made with regard to overall diversification strategies. However, the Trust believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of a Fund will be served.

    A Fund generally will not enter into a forward contract with a term of greater than one year.  At the maturity of a forward contract, the Fund may either sell the security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

    If a Fund retains the security and engages in an offsetting transaction, the Fund will incur a gain or loss to the extent that there has been movement in forward contract prices.  If a Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between a Fund entering into a forward contract for the sale of the foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase.  Should forward prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

    It is impossible to forecast with precision the market value of securities at the expiration of the contract.  Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.  Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

Each Fund may also enter into a forward contract to sell a foreign currency denominated in a currency other than that in which the underlying security is denominated.  This is done in the expectation that there is a greater correlation between the foreign currency of the forward contract and the foreign currency of the underlying investment than between the U.S. dollar and the foreign currency of the underlying investment.  This technique is referred to as "cross hedging."  The success of cross hedging is dependent on many factors, including the ability of the Adviser or Sub-Adviser to correctly identify and monitor the correlation between foreign currencies and the U.S. dollar.  To the extent that the correlation is not identical, the Fund may experience losses or gains on both the underlying security and the cross currency hedge.

    Each Fund's dealings in forward foreign currency contracts will be limited to the transactions described herein.  Of course, a Fund is not required to enter into such transactions with regard to its foreign currency denominated securities and will not do so unless deemed appropriate by the Adviser or Sub-Adviser.  It also should be realized that this method of protecting the value of the Fund's securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities.  It simply establishes a rate of exchange which one can achieve at some future point in time.  Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result should the value of such currency increase.

    The cost to a Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing.  Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved.  Because such contracts are not traded on an exchange, the Fund must evaluate the credit and performance risk of each particular counterparty under a forward contract. In addition, forward contracts and the value of securities used to cover such contracts may be considered illiquid assets for purposes of the investment restriction applicable to illiquid investments.

Loans of Portfolio Securities.

    Each Fund may lend its portfolio securities to attempt to increase a Fund's income to distribute to shareholders or for liquidity purposes.  Under applicable regulatory requirements (which are subject to change), the loan collateral must, on each business day, at least equal the market value of the loaned securities and must consist of cash, bank letters of credit U.S. Government securities or other high-quality debt obligations.  To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. The Fund receives an amount equal to the dividends or interest on loaned securities and also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral or (c) interest on short-term debt securities purchased with such loan collateral; either type of interest may be shared with the borrower.  The Fund may also pay reasonable finder's, custodian and administrative fees and will not lend its portfolio securities to any officer, director, employee or affiliate of the Trust, the Adviser or a Fund’s Sub-Adviser.  The terms of each Fund's loans must meet applicable tests under the Internal Revenue Code and permit the Fund to reacquire loaned securities on five business days' notice or in time to vote on any important matter. A Fund will limit these transactions to a value of loaned securities of no more than 25% of its assets.

Borrowing.

    From time to time, the Global Growth Fund, Strategic Income Fund and the Strategic Growth Fund may each increase its ownership of securities by borrowing from banks on an unsecured basis and investing the borrowed funds.  This speculative technique is known as leverage.   Any such borrowing will be made only from banks, and pursuant to the requirements of the 1940 Act, will be made only to the extent that the value of the Fund's assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings including the proposed borrowing. If the value of the Fund's assets so computed should fail to meet the 300% asset coverage requirement, the Fund is required within three days to reduce its bank debt to the extent necessary to meet such requirements and may have to sell a portion of its investments at a time when independent investment judgment would not dictate such sale.  Interest on money borrowed is an expense the Fund would not otherwise incur, so that it may have little or no net investment income during periods of substantial borrowings.  Borrowing for investment increases both investment opportunity and risk.  Since substantially all of a Fund's assets fluctuate in value whereas borrowing obligations are fixed, when the Fund has outstanding borrowings, its net asset value per share will tend to increase and decrease more when its portfolio assets fluctuate in value than would otherwise be the case.  These Funds do not contemplate using leverage in the next year, but if they do, it will not likely be to a substantial degree.

Illiquid and Restricted Securities.

    The expenses of registration of restricted securities that are illiquid (excluding securities that may be resold by a Fund pursuant to Rule 144A) may be negotiated by a Fund at the time such securities are purchased by the Fund.  When such registration is required before such securities may be sold, a considerable period may elapse between a decision to sell the securities and the time when the Fund would be permitted to sell them.  Thus, the Fund would bear the risks of any downward price fluctuation during that period.  A Stock Fund also may acquire securities through private placements.  Such securities may have contractual restrictions on their resale, which might prevent their resale by the Fund at a time when such sale would be desirable and might lower the amount realizable upon the sale of such securities.

Zero Coupon Securities.

    The Bond and Stock Funds, other than the S&P 500 Index Fund, may invest in zero coupon securities issued by the U.S. Treasury or by corporations.  The Municipal Bond Funds may invest in zero coupon securities issued by municipalities.  Zero coupon Treasury securities are: (i) U.S. Treasury notes and bonds which have been stripped of their unmatured interest coupons and receipts; or (ii) certificates representing interests in such stripped debt obligations or coupons.  Corporate and municipal zero coupon securities are: (i) notes or debentures that do not pay current interest and are issued at substantial discounts from par value, or (ii) notes or debentures that pay no current interest until a stated date one or more years in the future, after which the issuer is obligated to pay interest until maturity, usually at a higher rate than if interest were payable from the date of issuance.  Such zero coupon securities, in addition to being subject to the risks identified below are subject to the risk of the issuer's failure to pay interest and repay principal in accordance with the terms of the obligation.

     Because a zero coupon security pays no interest to its holder during its life or for a substantial period of time, it usually trades at a deep discount from its face or par value and will be subject to a greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities which make current distributions of interest.  Because a Fund accrues taxable income from these securities without receiving cash, such Fund may be required to sell portfolio securities in order to pay a dividend depending upon the proportion of shareholders who elect to receive dividends in cash rather than reinvesting dividends in additional shares of the Fund.  A Fund might also sell portfolio securities to maintain portfolio liquidity.  In either case, cash distributed or held by a Fund and not reinvested in Fund shares will hinder the Fund in seeking current income.

Debt Securities of U.S. Companies.

    The Funds' investments in fixed-income securities issued by domestic companies and other issuers may include debt obligations (bonds, debentures, notes, mortgage-backed and asset-backed securities and CMOs) together with preferred stocks.

    The risks attendant to investing in high-yielding, lower-rated bonds are described above.  If a sinking fund or callable bond held by a Fund is selling at a premium (or discount) and the issuer exercises the call or makes a mandatory sinking fund payment, that Fund would realize a loss (or gain) in market value; the income from the reinvestment of the proceeds would be determined by current market conditions, and investment of that income may occur at times when rates are generally lower than those on the called bond.

Preferred Stocks.

    Preferred stock, unlike common stock, offers a stated dividend rate payable from the corporation's earnings.  Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate.  If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline.  Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline.  Dividends on some preferred stock may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid.  Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

Participation Interests.

    The Strategic Income Fund and the American Enterprise Bond Fund may invest in participation interests, subject to the limitation on investments by the Fund in illiquid investments. Participation interests represent an undivided interest in or assignment of a loan made by the issuing financial institution.  No more than 5% of the Fund's net assets can be invested in participation interests of the same issuing bank.  Participation interests are primarily dependent upon the financial strength of the borrowing corporation, which is obligated to make payments of principal and interest on the loan, and there is a risk that such borrowers may have difficulty making payments.  Such borrowers may have senior securities as low as "C" by Moody's or "D" by Standard & Poor's.  In the event the borrower fails to pay scheduled interest or principal payments, the Fund could experience a reduction in its income and might experience a decline in the net asset value of its shares.  In the event of a failure by the financial institution to perform its obligation in connection with the participation agreement, the Fund might incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest.  The Fund's Adviser has set certain creditworthiness standards for issuers of loan participation and monitors their creditworthiness.  These same standards apply to participation interests in loans to foreign companies.

Asset-Backed Securities.

    These securities, issued by trusts and special purpose corporations, are backed by pools of assets, primarily automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement).  The value of an asset-backed security is affected by changes in the market's perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement, and is also affected if any credit enhancement has been exhausted.  Payments of principal and interest passed through to holders of asset-backed securities are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or having a priority to certain of the borrower's other securities.  The degree of credit enhancement varies, and generally applies to only a fraction of the asset-backed security's par value until exhausted.  If the credit enhancement of an asset-backed security held by the Fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may experience losses or delays in receiving payment.  The risks of investing in asset-backed securities are ultimately dependent upon payment of consumer loans by the individual borrowers.  As a purchaser of an asset-backed security, a Fund would generally have no recourse to the entity that originated the loans in the event of default by a borrower.  The underlying loans are subject to prepayments, which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described above for prepayments of a pool of mortgage loans and underlying mortgage-backed securities.  However, asset-backed securities do not have the benefit of the same security interest in the underlying collateral as do mortgage-backed securities.

Short Sales Against-the-Box.

    In such short sales, while the short position is open, a Stock Fund must own an equal amount of such securities, or by virtue of ownership of securities have the right, without payment of further consideration, to obtain an equal amount of the securities sold short.  Short sales against-the-box may be made to defer, for Federal income tax purposes, recognition of gain or loss on the sale of securities "in the box" until the short position is closed out.  No more than 15% of a Fund's net assets will be held as collateral for such short sales at any one time.

Municipal Obligations.

    Municipal securities will be purchased by the California Municipal Bond Fund, the National Municipal Bond Fund and the California Municipal Money Fund (“the Municipal Funds”).  Such obligations are issued by or on behalf of states, territories, and possessions of the United States and the District of Columbia and by their political subdivisions, agencies, and instrumentalities.  The interest on these obligations is generally not includable in gross income of most investors for federal income tax purposes. Issuers of municipal obligations do not usually seek assurances from governmental taxing authorities with respect to the tax-free nature of the interest payable on such obligations.  Rather, issuers seek opinions of bond counsel as to such tax status.  See "Taxes" below.

    Municipal issuers of securities are not usually subject to the securities registration and public reporting requirements of the SEC and state securities regulators.  As a result, the amount of information available about the financial condition of an issuer of municipal obligations may not be as extensive as that which is made available by corporations whose securities are publicly traded.

The municipal bond market tends to be less well developed or liquid than many other securities markets, which may adversely affect the Municipal Fund’s ability to sell such municipal bonds at attractive prices or near their perceived value.  In such a market, the value of such securities may be volatile.

    The two principal classifications of municipal obligations are general obligation and limited obligation (or revenue) bonds.  There are, in addition, a variety of hybrid and special types of municipal obligations as well as numerous differences in the financial backing for the payment of municipal obligations, both within and between the two principal classifications.

     Payments due on general obligation bonds are secured by the issuer's pledge of its full faith and credit including, if available, its taxing power.  Issuers of general obligation bonds include states, counties, cities, towns and various regional or special districts.  The proceeds of these obligations are used to fund a wide range of public facilities such as the construction or improvement of schools, roads and sewer systems.

    The principal source of payment for a limited obligation bond or revenue bond is generally the net revenue derived from particular facilities financed with such bonds. In some cases, the proceeds of a special tax or other revenue source may be committed by law for use to repay particular revenue bonds.  For example, revenue bonds have been issued to lend the proceeds to a private entity for the acquisition or construction of facilities with a public purpose such as hospitals and housing.  The loan payments by the private entity provide the special revenue source from which the obligations are to be repaid.

Municipal Notes.

    Municipal notes generally are used to provide short-term capital funding for municipal issuers and generally have maturities of one year or less. The portfolio of the California Municipal Money Fund will consist primarily of these short-term obligations. Municipal notes of municipal issuers include:

Tax Anticipation Notesare issued to raise working capital on a short-term basis.  Generally, these notes are issued in anticipation of various seasonal tax revenues being paid to the issuer, such as income, sales, use and business taxes, and are payable from these specific future taxes.

Revenue Anticipation Notesare issued in anticipation of the receipt of non-tax revenue, such as federal revenues or grants.

Bond Anticipation Notesare issued to provide interim financing until long-term financing can be arranged. In most cases, long-term bonds are issued to provide the money for the repayment of these notes.

Municipal Commercial Paper.

    Issues of municipal commercial paper typically represent short-term, unsecured, negotiable promissory notes.  Agencies of state and local governments issue these obligations in addition to or in lieu of Municipal notes to finance seasonal working capital needs or to provide interim construction financing and are paid from general revenues of the issuer or are refinanced with long-term debt.  In most cases, municipal commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

Floating Rate and Variable Rate Obligations and Participation Interests.

   The Funds may purchase variable or floating interest rates. Variable rates are adjusted at stated periodic intervals. Variable rate obligations can have a demand feature that allows the Fund to tender the obligation to the issuer or a third party prior to its maturity.  The tender may be at par value plus accrued interest, according to the terms of the obligations.

     The interest rate on a floating rate demand note is adjusted automatically according to a stated prevailing market rate, such as a bank’s prime rate, the 91-day U.S. Treasury Bill rate or some other standard.  The interest rate on a variable rate demand note is also based on a state prevailing market rate but is adjusted automatically at specified intervals.  Generally, the changes in the interest rate on such securities reduce the fluctuation in their market value.  As interest rates decrease or increase, the potential for capital appreciation or depreciation is less than that for fixed-rate obligations of the same maturity. The Adviser may determine that an unrated floating rate or variable rate demand obligation meets a Fund’s quality standards by reason of being backed by a letter of credit or guarantee issued by a bank that meets those quality standards.

    Floating rate and variable rate demand notes that have a stated maturity in excess of one year may have features that permit the holder to recover the principal amount of the underlying security at specified intervals not exceeding one year and upon no more than 30 days’ notice. The issuer of that type of note normally has a corresponding right in its discretion, after a given period, to prepay the outstanding principal amount of the note plus accrued interest. Generally the issue must provide a specified number of days’ notice to the holder.

Inverse Floaters.

    The Funds can invest in a type of variable rate instrument known as an “inverse floater.” These pay interest at rates that vary as the rates on bonds change.  However, the rates of interest on inverse floaters move in the opposite direction of yields on other bonds in response to market changes. As interest rates rise, inverse floaters produce less current income, and their market value can become volatile.

    Inverse floaters may offer relatively high current income, reflecting the spread between short- and long-term interest rates. As long as the yield curve remains relatively steep and short-term rates remain relatively low, owners of inverse floaters will have the opportunity to earn interest at above-market rates because they receive interest at the higher long-term rates but have paid for bonds with lower short-term rates. If the yield curve flattens and shift upwards, an inverse floater will lose value more quickly than a conventional long-term bond. A Fund will invest in inverse floaters to seek higher yields than are available from fixed-rate bonds that have comparable maturities and credit ratings. In some cases, the holder of an inverse floater may have an option to convert the floater to a fixed-rate bond, pursuant to a “rate-lock” option.

    Some inverse floaters have a feature known as an interest rate “cap” as part of the terms of the investment. Investing in inverse floaters that have interest rate caps might be part of a portfolio strategy to try and maintain a high current yield for a Fund when a Fund has invested in inverse floaters that expose a Fund to the risk of short-term interest rate fluctuations. “Embedded” caps can be used to hedge a portion of a Fund’s exposure to rising interest rates. When interest rates exceed a pre-determined rate, the cap generates additional cash flows that offset the decline in interest rates on the inverse floater, and the hedge is successful. However, a Fund bears the risk that if interest rates do not rise above the pre-determined rate, the cap (which purchased for additional cost) will not provide additional cash flows and will expire worthless.  Inverse Floaters are a form of derivative investment.

Insurance.

    The Municipal Funds will invest in varying amounts, in municipal securities covered by insurance guaranteeing the scheduled payment of principal and interest thereon.  A Fund will receive payments of insurance for any installment of interest and principal due for payment but which is unpaid by reason of nonpayment by the issuer.  The insurance feature insures the scheduled payment of interest and principal but does not guarantee the market value of the insured municipal securities nor the value of the shares of the Municipal Funds.

    Each of the municipal security insurance companies has established reserves to cover estimated losses.  Both the method of establishing these reserves and the amount of the reserves may vary from company to company.  Municipal security insurance companies are obligated to pay a security's interest and principal when due if the issuing entity defaults on the insured security.  Although defaults on insured municipal securities have been low to date, there is no assurance this low rate will continue in the future.  A higher than expected default rate could deplete loss reserves and adversely affect the ability of a municipal security insurer to pay claims to holders of insured securities, such as a Municipal Fund.

Particular Risk Factors Relating to California Municipal Obligations.

    The following describes certain risks with respect to municipal obligations of California issuers in which the Municipal Funds may, and the California Funds predominately will, invest. This summarized information is based on information drawn from rating agency reports, other publicly available documents, and prospectuses relating to securities offerings of the State of California, the latest of which is dated March 1, 2006, however, it has not been updated since that time.   While the Advisor and Sub-Advisor have not independently verified such information, they have no reason to believe that such information is not correct in all material respects.  The creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State of California (the “State”), and there is no responsibility on the part of the State to make payments on such local obligations.

California Risk Factors.

Credit Ratings

    The California Funds invest primarily in the obligations of the State, State agencies, and various local governments in the State. Local government obligations include securities that counties, cities, school districts, special districts, agencies, and authorities issue. The average credit rating for GO bonds issued by U.S. states is Aa2 (Moody’s) / AA (Standard & Poor’s (S&P)).   By way of contrast, California GO bonds are only rated A2/ A, a full letter grade lower.  These CA GO ratings remain the lowest of all states with the exception of Louisiana.

Demographics and Population

    California remains the largest state in the nation with 36.1 million people as of 2005; this is 12.2% of the national population and represents a higher growth rate than the national average since the 2000 census.   Despite the State’s fiscal challenges, its growing, young population, the State’s status as a preferred location for new immigrants to locate, a strong higher education system, amenable climate, job growth, wealth levels, and excellent ports continue to bolster California’s economic prospects. Real estate markets remain healthy, although there are signs of a slowdown from the very strong growth recent years.

Economy

     At over $1.6 trillion, California’s economy remains the largest among the states, representing approximately 13.3% of total U.S. economic activity. Since 2000, the California gross state product has increased 11.9% in real terms, ahead of the national 10.1% rate according to the U.S. Bureau of Economic Analysis. The State lost approximately 191,100 jobs during the 2001–2003 economic slowdown. Unemployment rose from 5.4% in 2001 to 6.7% in 2003, but employment has recovered in most sectors and the unemployment rate has since fallen to 5.2%, as of November 2005 compared to the 5% national rate.

    California’s unemployment levels are typically higher than those in the nation as a whole because of its relatively large agricultural sector. California’s economy has slightly less manufacturing concentration compared with the nation, and slightly more in the services sector. California remains a wealthy state. In 2004, it had a per capita income level of $35,172, representing 106.4% of the national average. This is the eleventh highest among the states.

    California’s economy suffered through a severe recession during the early 1990s but experienced a steady recovery from 1994 to 2000. While the State of California benefited disproportionately from the high technology sector during the late 1990s, it also suffered greatly when this sector experienced a reversal in 2001.  The fallout from this “tech bust” also manifested itself in much lower personal income tax receipts at the state level as capital gains, bonuses, and option income dropped off.    This effect gets magnified in expanding and contracting economies due to California’s tax structure which is strongly weighed to a highly progressive personal and corporate income tax.

    By 2003-2004, recovery became evident with civilian employment increasing by 0.4% in 2003 and 1.5% in 2004, and the unemployment rate in the state dropping from its early 2003 peak of 6.9% to 5.2% in April 2005.

Finances

    At a special election held in October 2003, the Governor of the State, Gray Davis, was recalled and replaced by Arnold Schwarzenegger, who took office in November.

    Soon after taking office Governor Schwarzenegger sponsored the California Economic Recovery Bond Act (“Proposition 57”), which was approved by voters statewide in March 2004. Proposition 57 authorized the issuance of up to $15 billion in economic recovery bonds to finance the negative General Fund reserve balance as of June 30, 2004, and other General Fund obligations undertaken prior to June 30, 2004.

    Repayment of the economic recovery bonds is secured by a pledge of revenues from a one quarter cent increase in the State’s sales and use tax starting July 1, 2004. Fifty percent, or up to $5 billion of future deposits in a deficit recovery fund created by the Balanced Budget Amendment, approved by Proposition 58, may be used to repay the economic recovery bonds. In addition, as voter-approved general obligation bonds, the economic recovery bonds will be secured by the State’s full faith and credit in the event the dedicated revenue is insufficient to repay the bonds.

     In May and June 2004, the State issued $10.9 billion of economic recovery bonds, which resulted in the deposit of net proceeds in the General Fund of approximately $11.3 billion. The State may issue the remainder of authorized economic recovery bonds in future fiscal years.

    According to the 2005 Budget Act passed in July 2005, revenues and transfers for 2004-05 were estimated to be $79.9 billion with $81.7 billion in expenditures but as a result of greater than expected revenues, California ended fiscal year 2004-05 with a positive General Fund balance of $7.5 billion.

    The 2005 Budget Act forecasts $84.5 billion in General Fund revenues and transfers and $90.0 billion in expenditures in fiscal year 2005-06. The 2005 Budget Act projects that by utilizing part of the prior fiscal year’s General Fund balance the General Fund will end the year with a positive balance of $1.9 billion. According to the 2005 Budget Act, the revenue projections assume continued but moderating growth in California’s economy.

Recent Political Developments and Budget Outlook

    California’s political turmoil continued in 2005.   Many analysts thought that this could have been a good chance to address the State’s persistent “structural” budget deficit given the Governor’s popularity and the fact that it was not an election year. As the year progressed, the Governor decided to call a special election to address a number of issues. The legislature passed a budget that addressed a few of the ongoing structural issues.

    In the November 2005 election, the voters defeated all of the Governor’s proposals and his popularity declined in the polls. As the fiscal year 2007 (period beginning July 1, 2006) budget season started in January 2006 with the Governor’s budget proposal, the ability of the State to identify solutions to persistent budget gaps will be crucial to its long term credit outlook, but with election year politics in full swing, the outlook for meaningful reform in the short term are diminished.

    The State’s fiscal actions have been quite assertive and the consequences of these actions reach far beyond its own general obligation bond ratings as many State agencies and local governments depend upon State appropriations. Additionally, the State intends to repay its recently issued Economic Recovery Bonds, issued to help bridge the gap in revenues during 2003-04, with local sales tax receipts. Though the State has promised to make up all revenues shifted from local governments, an inability or unwillingness to fully make up the amount would have a negative impact on local governments.

    Recent budgets can be characterized as weak in quality.   They typically include one-time acts to increase revenue during the current fiscal year, but do little to address the ongoing structural imbalance.  Expenditure growth appears difficult to control due to federal constrains (e.g. Medicaid spending) and a series of voter-approved propositions which have the combined effect of diminishing expense flexibility.  And revenues remain volatile due to the highly progressive income tax.

Debt

    In 2005 the State sold $3 billion of short-term notes and $8.8 billion of general obligation and lease revenue bonds, as well as other revenue-based securities, in 2005.  The State’s debt level has moved from average to above average. According to Moody’s, in 2005, net tax-supported State debt of $55.5 billion was 4.7% of personal income, compared with a U.S. median of 2.4%. Despite the variance to the national level, this is still a manageable amount. The State’s debt in dollar terms is the highest in the country, but on a per capita basis, it is $1,545, which is the ninth largest among the states and higher than the national median of $703 per capita. The Governor has proposed a significant amount of new bonding to finance various infrastructure projects across the State. If the voters approve the bonds, the amount of State debt outstanding will increase.

Capital Needs

    Because of the State’s growth, it is facing challenges in infrastructure development and finance. In the transport sector, roads are congested and mass transit is not as developed as in some of the country’s older metropolitan areas. Water availability remains an ongoing challenge, although a settlement with the U.S government and other western states that take water from the Colorado River was a positive event. Further, budget constraints have reduced resources available for capital spending—although a proposed infrastructure bonding program could address some deferred projects if the voters approve the bonds. The State is also facing challenges to build new school facilities to educate its growing student population.

    Local government finances are generally less challenged than the State’s are at the moment because of Proposition 1A which limits the State’s ability to redirect local revenues or impose unfunded mandates. Also, local governments derive revenue from real-estate-based sources, including property taxes and recording taxes and fees when properties transfer. If the real estate market slows significantly, this could be a challenge for cities, counties, redevelopment agencies, and other governmental units going forward. Because of various revenue shifts, most school districts in California are more dependent on State funding than was the case in previous years. Proposition 98 protects most school district revenues, but this exposure to the State is still an important credit variable.

Natural Hazards

    California is subject to unique natural hazard risks such as floods, mudslides, earthquakes and fires, which can cause localized economic harm. Natural hazards could limit the ability of governments to repay debt.   They could also prevent governments from fulfilling obligations on appropriation debt, particularly if the leased asset is destroyed.   Cycles of drought, flooding, and mudslides are also concerns insofar as they affect agricultural production and power generation.

Investment Companies.

    The Funds may invest in securities issued by other open-end investment companies, including investment companies that are affiliated with the S&P 500 Index Fund and its Sub-Adviser, BGFA and, respectively, the Trust and the Adviser, to the extent permitted under the 1940 Act. As a general matter, under the 1940 Act, investment in such securities is limited to: (i) 3% of the outstanding voting stock of any one investment company, (ii) 5% of a Fund’s total assets with respect to any one investment company and (iii) 10% of a Fund's total assets with respect to all such companies in the aggregate.  However, the Atlas Independence Portfolios and the S&P 500 Index Fund are permitted under the 1940 Act to invest all of their assets in other investment companies. Investments in the securities of other investment companies generally will involve duplication of advisory fees and certain other expenses.

Letters of Credit.

     Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper and other short-term obligations) which the S&P 500 Index Fund may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of BGFA, as investment Sub-Adviser, are of comparable quality to issuers of other permitted investments of the S&P 500 Index Fund may be used for letter of credit-backed investments.

Short-Term Instruments and Temporary Investments (For all Funds except the S&P 500 Index Fund).

    For temporary purposes, when there is an unexpected level of shareholder purchases or redemptions or when “defensive” strategies are appropriate, the Funds may invest in high-quality money market instruments to provide liquidity. The instruments in which the Funds may invest include: (i) short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises); (ii) negotiable certificates of deposit ("CDs"), bankers' acceptances, fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and that are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation ("FDIC"); (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's or "A-1+" or "A-1" by S&P, or, if unrated, of comparable quality as determined by the Adviser or a Sub-Adviser (iv) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than one year that are rated at least "Aa" by Moody's or "AA" by S&P; (v) repurchase agreements; and (vi) short-term, U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, at the time of investment have more than $10 billion, or the equivalent in other currencies, in total assets and in the opinion of the Adviser or a Sub-Adviser are of comparable quality to obligations of U.S. banks which may be purchased by the Fund.

    Bank Obligations. Each Fund may invest in bank obligations, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic branches of foreign banks, domestic savings and loan associations and other banking institutions.

    Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

    Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the FDIC.

    Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating- or variable-interest rates.

    Commercial Paper and Short-Term Corporate Debt Instruments. Each Fund may invest in commercial paper (including variable amount master demand notes), which consists of short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. The investment adviser to each Fund monitors on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

    Each Fund also may invest in non-convertible corporate debt securities (e.g., bonds and debentures) with not more than one year remaining to maturity at the date of settlement. A Fund will invest only in such corporate bonds and debentures that are rated at the time of purchase at least "Aa" by Moody's or "AA" by S&P. Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The investment adviser to each Fund will consider such an event in determining whether the Fund should continue to hold the obligation. To the extent a Fund continues to hold such obligations, it may be subject to additional risk of default.

    U.S. Government Obligations. Each Fund may invest in various types of U.S. Government obligations. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

The S&P 500 Index Fund and S&P 500 Index Master Portfolio

    Neither the S&P 500 Index Fund nor the S&P 500 Index Master Portfolio is sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P"). S&P makes no representation or warranty, express or implied, to the S&P 500 Index Fund, the Master Portfolio or any member of the public regarding the advisability of investing in securities generally or in the S&P 500 Index Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the S&P 500 Index Fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the S&P 500 Index Fund. S&P has no obligation to take the needs of the S&P 500 Index Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the S&P 500 Index Fund's shares or the timing of the issuance or sale of the S&P 500 Index Fund's shares or in the determination or calculation of the equation by which the S&P 500 Index Fund's shares are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the S&P 500 Index Fund's shares.

    S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the S&P 500 Index Fund or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

Master/Feeder Structure

    The S&P 500 Index Fund seeks to achieve its investment objective by investing all of its assets into the Master Portfolio. The S&P 500 Index Fund and other entities investing in the Master Portfolio are each liable for all obligations of the Master Portfolio. However, the risk of the S&P 500 Index Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Master Portfolio itself is unable to meet its obligations. Accordingly, the Trust's Board of Trustees believes that neither the S&P 500 Index Fund nor its shareholders will be adversely affected by investing S&P 500 Index Fund assets in the Master Portfolio. However, if a mutual fund or other investor withdraws its investment from the Master Portfolio, the economic efficiencies (e.g., spreading fixed expenses among a larger asset base) that the Trust's Board believes may be available through investment in the Master Portfolio may not be fully achieved. In addition, given the relative novelty of the master/feeder structure, accounting or operational difficulties, although unlikely, could arise.

    The S&P 500 Index Fund may withdraw its investment in the Master Portfolio only if the Trust's Board of Trustees determines that such action is in the best interests of such S&P 500 Index Fund and its shareholders. Upon any such withdrawal, the Trust's Board would consider alternative investments, including investing all of the S&P 500 Index Fund's assets in another investment company with the same investment objective as the S&P 500 Index Fund or hiring an investment adviser to manage the S&P 500 Index Fund's assets in accordance with the investment policies described herein with respect to the Master Portfolio.

    The investment objective and other fundamental policies of the Master Portfolio cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Master Portfolio's outstanding interests. Whenever the S&P 500 Index Fund, as an interestholder of the Master Portfolio, is requested to vote on any matter submitted to interestholders of the Master Portfolio, the Board of Trustees of the Trust will determine whether to hold a meeting of its shareholders to consider such matters. If such a meeting is held, the S&P 500 Index Fund will cast its votes in proportion to the votes received from its shareholders. Shares for which the S&P 500 Index Fund receives no voting instructions will be voted in the same proportion as the votes received from the other S&P 500 Index Fund shareholders. If no meeting is held, the S&P 500 Index Fund will cast its votes in the proportion to the votes cast of all other shareholders of the Master Portfolio.

     Certain policies of the Master Portfolio which are non-fundamental may be changed by a vote of the majority of the Master Portfolio's Trustees without interestholder approval. If the Master Portfolio's investment objective or fundamental or non-fundamental polices are changed, the S&P 500 Index Fund may elect to change its objective or policies to correspond to those of the Master Portfolio. The S&P 500 Index Fund also may elect to redeem its interests in the Master Portfolio and either seek a new investment company with a matching objective in which to invest or retain its own investment adviser to manage the S&P 500 Index Fund's portfolio in accordance with its objective. In the latter case, the S&P 500 Index Fund's inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholder's investments in the S&P 500 Index Fund. The S&P 500 Index Fund will provide shareholders with 60 days written notice prior to the implementation of any change in the investment objective of the S&P 500 Index Fund or the Master Portfolio, to the extent possible.

                         FUNDAMENTAL INVESTMENT RESTRICTIONS

    Each Fund has adopted the following fundamental investment policies and investment restrictions in addition to the policies and restrictions discussed in the Prospectus.  With respect to each Fund, the policies and restrictions listed below cannot be changed without approval by the holders of a "majority of the outstanding voting securities" of that Fund (which is defined in the 1940 Act to mean the lesser of (i) 67% or more of the outstanding voting securities of a Fund present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities. These restrictions provide that no Fund may:

    (1)  Purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities) if with respect to 75% of the Fund's assets, as a result, more than 5% of the value of such assets of the Fund would be invested in the securities of any one issuer or such Fund's ownership would be more than 10% of the outstanding voting securities of such issuer. These restrictions shall not apply to the California Municipal Bond Fund, the California Municipal Money Fund or the Atlas Independence Portfolios.

    (2)  Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of any Fund's investments in that industry would equal or exceed 25% of the current value of such Fund's total assets, provided that there is no limitation with respect to investments in (i) municipal obligations (with respect to the Municipal Funds); (ii) obligations of the United States Government, its agencies or instrumentalities;(iii) the obligations of domestic banks (with respect to the Money Funds); (iv) in the case of the Atlas Independence Portfolios, investment companies; and (v) in case of the S&P 500 Index Master Portfolio, any industry in which the S&P 500 Index may become concentrated but only to the same degree and during the same period as the index. For purposes of this policy, the Funds have adopted the industry classifications set forth in the Appendix to this Statement of Additional Information which may be amended from time to time without shareholder approval.

    (3)  Purchase securities subject to legal or contractual restrictions preventing their ready disposition; or enter into repurchase agreements or purchase time deposits maturing in more than seven days or acquire other illiquid assets if, immediately after and as a result, the value of illiquid assets held by a Fund would exceed, in the aggregate, 10% of the value of the Fund's net assets (except that the Balanced Fund, the Strategic Growth Fund, the Global Growth Fund, the Emerging Growth Fund, the Strategic Income Fund, the S&P 500 Index Fund and the Atlas Independence Portfolios have each adopted this restriction as a non-fundamental operating policy which may be changed without shareholder approval).

    (4)  Invest in securities of a company which, together with any predecessor, has been in operation for less than three years if more than 5% of the Fund's total assets would then be invested in such securities; provided that in the case of industrial revenue bonds purchased for the Municipal Funds, this restriction shall apply to the entity supplying the revenues from which the issue is to be paid.  The Global Growth Fund, the S&P 500 Index Fund and the Atlas Independence Portfolios have adopted this restriction as a non-fundamental operating policy which may be changed without shareholder approval.  The Emerging Growth Fund has adopted a 10% limit on investment in such securities as a non-fundamental operating policy which may be changed without shareholder approval.

    (5)  Invest in companies for the purpose of exercising control or management.

    (6)  Purchase or sell real estate or real estate limited partnership interests; provided that a Fund may invest in readily marketable securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.

    (7)  Purchase or sell commodities or commodities contracts or interests in oil, gas or other mineral exploration or development programs, provided, however, that the Bond and Stock Funds may purchase and sell interest rate futures contracts and related options, and the Stock Funds and the Strategic Income Fund may purchase and sell stock index futures contracts and related options and purchase or sell forward foreign currency contracts.

    (8)  Mortgage, pledge or in any other manner transfer as security for any indebtedness, any of its assets; provided that this restriction shall not apply to the transfer of securities in connection with a permissible borrowing.  For purposes of this restriction, (a) the deposit of assets in escrow or a segregated account in connection with the writing of covered put or call options, the purchase of securities on a when-issued or delayed-delivery basis, or the undertaking of another investment technique utilizing a cover or segregated account arrangement, and (b) collateral arrangements with respect to (i) the purchase and sale of options on securities and options on indexes and (ii) initial or variation margin for futures contracts will not be deemed to be pledges of a Fund's assets.

    (9)  Purchase securities on margin or effect short sales, except that a Fund may obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities, and may make margin payments in connection with futures contracts and related options and the Stock Funds may effect short sales against-the-box.

    (10) Engage in the business of underwriting securities issued by others, except to the extent that the purchase of municipal obligations or other permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with any Fund's investment program may be deemed to be an underwriting.

    (11) Participate on a joint or a joint and several basis in any trading account in securities.  (The "bunching" of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the Adviser or a Sub-Adviser to save brokerage costs or average prices among them is not deemed to result in a securities trading account.)

    (12) Make loans to any person or firm; provided, however, that the acquisition for investment of a portion of an issue of publicly distributed bonds, debentures, notes or other evidences of indebtedness of any corporation or government shall not be construed to be the making of a loan; and provided further that a Fund may enter into repurchase agreements and may make loans of portfolio securities.

    (13) Purchase from or sell portfolio securities to its officers, directors or other "interested persons" (as defined in the 1940 Act) (other than otherwise unaffiliated brokers) of the Fund or of the Trust.

    (14) Purchase or retain the securities of an issuer if, to the Fund's knowledge, one or more of the directors or officers of the Trust or the Adviser individually own beneficially more than 1/2 of 1% of the securities of such issuer and together own  beneficially more than 5% of such securities.

    (15) Borrow money, except from banks for temporary or emergency purposes, in excess of 33-1/3% of the value of a Fund's total assets. A Fund will not purchase securities if such borrowings are outstanding in excess of 5% of the value of a Fund's total assets.  This restriction shall not apply to the Strategic Growth Fund, the Global Growth Fund and the Strategic Income Fund and shall not prevent a Bond Fund from entering into reverse repurchase agreements or "roll" transactions, provided that these transactions and any other transactions constituting borrowing by a Fund may not exceed one-third of the Fund's total assets.  In the event that the asset coverage for a Fund's borrowings falls below 300%, a Fund will reduce, within three days (excluding Sundays and holidays), the amount of its borrowings in order to provide for 300% asset coverage. To do so the Funds may have to do so at a disadvantageous time. The Funds may not borrow money for leverage purposes, which is borrowing money to purchase portfolio securities.

    (16) Knowingly purchase securities of other registered management investment companies, except that a Fund may acquire such securities: (i) if not more than 10% of the Fund's assets shall be invested in such securities; or (ii) in connection with a merger, acquisition or consolidation with such a company. This restriction shall not prevent the S&P 500 Index Fund from investing all of its assets in a diversified open-end management investment company with substantially the same investment objective, policies and restrictions as the fund or the Atlas Independence Portfolios from investing all of its assets in other Funds of the Trust.

    (17) Issue senior securities, as defined in the 1940 Act, except that, this restriction shall not be deemed to prohibit the Fund from (a) making any permitted borrowings, mortgages or pledges, or (b) entering into repurchase transactions.

    (18) Conduct its investment program in a manner inconsistent with prudent investment management.

Master Portfolio.

The Master Portfolio has adopted the following investment restrictions as fundamental policies. These restrictions cannot be changed as to the Master Portfolio without approval by the holders of a majority (as defined in the 1940 Act) of the Master Portfolio's outstanding voting interests. The Master Portfolio may not:

     1. Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Master Portfolio's investments in that industry would equal or exceed 25% of the current value of the Master Portfolio's total assets, provided that this restriction does not limit the Master Portfolio's: (i) investments in securities of other investment companies, (ii) investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (iii) investments in repurchase agreements provided further that the Master Portfolio reserves the right to concentrate in the obligations of domestic banks (as such term is interpreted by the SEC or its staff); and provided further that the Master Portfolio reserves the right to concentrate in any industry in which the S&P 500 Index becomes concentrated to the same degree during the same period.

     2. Purchase securities of any issuer if, as a result, with respect to 75% of the Master Portfolio's total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Master Portfolio's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit the Master Portfolio's investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies.

     3. Borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder. The 1940 Act currently allows the Master Portfolio to borrow up to one-third of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made.

     4. Issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder. The 1940 Act permits the Master Portfolio to make permitted borrowings and to enter into repurchase agreement transactions.

     5. Make loans to other parties if, as a result, the aggregate value of such loans would exceed one-third of the Master Portfolio's total assets. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans.

     6. Underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Master Portfolio's investment program may be deemed to be an underwriting.

     7. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Master Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

     8. Purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase for sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

     The Master Portfolio has adopted the following investment restrictions as non-fundamental policies. These restrictions may be changed without interestholder approval by vote of a majority of the Trustees of the Master Investment Portfolio, at any time. The Master Portfolio is subject to the following investment restrictions, all of which are non-fundamental policies.

       1. The Master Portfolio may invest in shares of other open-end investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act. Under the 1940 Act, the Master Portfolio's investment in such securities currently is limited, subject to certain exceptions, to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Master Portfolio's net assets with respect to any one investment company, and (iii) 10% of the Master Portfolio's net assets in the aggregate. Other investment companies in which the Master Portfolio invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Master Portfolio.

     2. The Master Portfolio may not invest more than 15% of its net assets inilliquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

     3. The Master Portfolio may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of the Master Portfolio's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Master Portfolio will not enter into any portfolio security lending arrangement having a duration of longer than one year.

      4.  The Master Portfolio may not purchase interests, leases, or limited partnerships interests in oil, gas, or other mineral exploration or development programs.

5.  The Master Portfolio will provide interestholders with at least 60 days’ notice of any change to the Master Portfolio’s non-fundamental policy to invest at least 90% of the value of the Master Portfolio’s net assets, plus the amount of any borrowing for investment purposes, in securities comprising the index that the Master Portfolio tracks.  The notice will be provided in plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type:  “Important Notice Regarding Change in Investment Policy.”  This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

All Funds.

     A Fund may exchange securities, exercise conversion or subscription rights, warrants, or other rights to purchase common stock or other equity securities and may hold, except to the extent limited by the 1940 Act, any such securities so acquired without regard to the Fund's investment policies and restrictions. A Fund will include the original cost of the securities so acquired in any subsequent determination of a Fund's compliance with the investment percentage limitations referred to above and in the Prospectus.  A diversified Fund will not knowingly exercise rights or otherwise acquire securities when to do so would jeopardize the Fund's status under the 1940 Act as a "diversified" investment company.  If a percentage restriction on investment or utilization of assets in a fundamental policy or restriction is adhered to at the time an investment is made, a later change in percentage ownership of a security or kind of securities resulting from changing market values will not be considered a violation of a Fund's investment policies or restrictions.

    The Trust may make commitments more restrictive than the restrictions listed above with respect to a Fund so as to permit the sale of shares of the Fund in certain states.

    The Trust has adopted a non-fundamental policy that prohibits any Fund from acquiring any securities of other open-end investment companies or registered unit investment trusts in reliance on subparagraphs (G) or (F) of Section 12(d)(1) of the 1940 Act except for the Atlas Independence Portfolios.

PORTFOLIO TURNOVER

    For reporting purposes, a Fund calculates its portfolio turnover rate by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year.  In determining portfolio turnover, a Fund excludes all securities whose maturities at the time of acquisition were one year or less. A 100% portfolio turnover rate would occur, for example, if all of the securities in the Fund's portfolio (other than short-term money market securities) were replaced once during the fiscal year.  Based on this definition, the policy of each Money Fund in investing in securities with remaining maturities of less than one year is expected to result in a portfolio turnover rate of 0%.

    The following table represents each stock or bond Fund’s portfolio turnover rate for the fiscal years ended December 31, 2005 and 2004.

Fund Name	Year Ended December 31, 2005	Year Ended December 31, 2004

Balanced Fund	95.47%	95.61%
Emerging Growth Fund	173.00%	197.56%
Global Growth Fund	27.64%	19.96%
Growth Opportunities Fund	76.85%	101.63%
Strategic Growth Fund	70.91%	115.49%
Value Fund	30.56%	85.38%
American Enterprise Bond Fund	155.08%	23.34%
California Municipal Bond Fund	13.27%	10.25%
National Municipal Bond Fund	32.64%	15.26%
Strategic Income Fund	88.58%	97.55%
U.S. Government and Mortgage Securities Fund	142.61%	15.11%
Independence Eagle Bond Fund[1]	0.00%	N/A
Independence Flagship Fund	12.16%	37.44%
Independence Star Spangled Fund[1]	0.00%	N/A

The Fund commenced operations on November 30, 2005.

The relatively high portfolio turnovers of the American Enterprise Bond Fund and the U.S. Government and Mortgage Securities Fund during 2005 reflects the efforts of the Funds’ new Sub-Adviser to transition each Fund’s portfolio consistent with the Sub-Adviser’s investment management techniques.

    Increased portfolio turnover will likely result in correspondingly greater brokerage commissions and dealer markups which must be paid by the Funds.  To the extent that portfolio trading results in realization of net short-term capital gains, shareholders will be taxed on such gains at ordinary income tax rates (except shareholders who invest through IRAs and other tax-deferred retirement plans which are not taxed currently on accumulations in their accounts).  To the extent that increased portfolio turnover results in sales of securities held less than three months, a Fund's ability to qualify as a "regulated investment company" under the Internal Revenue Code may be affected (see "Taxes," below).

MANAGEMENT OF THE TRUST

Organization.

    The Trust is an open-end, management investment company, or mutual fund, currently offering eighteen separate series of shares.  The Trust was organized as a Maryland corporation on November 17, 1987, began operations on January 10, 1990 and reorganized as a Delaware Statutory Trust on February 27, 2004.

    The Trust is governed by its Board of Trustees, which meets periodically throughout the year to oversee the Trust's activities and the actions of the service providers to the Funds and to perform the duties required by applicable state and federal law. Delaware law requires each Trustee to perform his or her duties in good faith, in a manner he or she reasonably believes to be in the best interest of the Trust, and with the care that an ordinary prudent person in a like position would use under similar circumstances.

Trustees and Officers.

     The Trustees and principal officers of the Trust, their business addresses, positions held, length of time served, principal occupations for the past five years, other trusteeships/directorships held and number of funds overseen by each Trustee are set forth in the following table.

Trustees who are “Interested Persons” of the Trust

Name, (Year of Birth) and Address	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(4)	Other Trusteeships/ Directorships Held by Trustee

Marion O. Sandler, (1930) (1) 1901 Harrison Street Oakland, CA 94612	Trustee, Chairman of the Board	Since 11/1987 Term: Continuous	Chairman of the Board and Chief Executive Officer of World Savings Bank, FSB (“World Savings”), Golden West Financial Corporation (“GWFC”), Atlas Securities, Inc. (“Distributor”) and the Adviser	Eighteen	Atlas Insurance Trust
Russell W. Kettell, (1944) (1) 1901 Harrison Street Oakland, CA 94612	Trustee	Since 12/1989 Term: Continuous	President of GWFC and Senior Executive Vice President of World Savings	Eighteen	Atlas Insurance Trust

Trustees who are not “Interested Persons” of the Trust

Name, (Year of Birth) and Address	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/Directorships Held by Trustee

Barbara A. Bond, (1946) (2) (3) 794 Davis Street San Leandro, CA 94577-6900	Trustee	Since 12/1989 Term: Continuous	Certified Public Accountant/Tax Partner of Hood & Strong LLP	Eighteen	Atlas Insurance Trust
David M. Laney, (1949) (2) 794 Davis Street San Leandro, CA 94577-6900

Trustee

		Since 11/05 Term: Continuous	Partner, Jackson Walker L.L.P; Partner, Jenkins & Gilchrist P.C.; Managing Partner, Jenkins & Gilchrist P.C.	Eighteen	Atlas Insurance Trust, Matador Resources, Inc., Chairman of the Board of National Railroad Passenger Corporation (AMTRAK)

Daniel L. Rubinfeld, (1945) (2) (5) 794 Davis Street San Leandro, CA 94577-6900

Trustee

		From 12/1989 to 8/1997 and from 3/1999 to present Term: Continuous	Professor of Law and Professor of Economics, University of California, Berkeley	Eighteen	Atlas Insurance Trust
David J. Teece, (1948) (2) (5) 794 Davis Street San Leandro, CA 94577-6900	Trustee	Since 12/1989 Term: Continuous	Professor, Haas School of Business and Director, Institute of Management, Innovation and Organization, University of California, Berkeley	Eighteen	Atlas Insurance Trust, LECG Corp.: a professional services firm

Principal Officers who are Not Trustees

Name, (Year of Birth) and Address	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

W. Lawrence Key, (1953) 794 Davis Street San Leandro, CA 94577-6900	President and Chief Operating Officer	Since 8/2004 Term of Offices: Continuous

August 2004 to present – President and Chief Operating Officer of the Trust, Atlas Insurance Trust, the Distributor and the Adviser; January 2004 to present – Group Senior Vice President of World Savings; December 2003 to present – Director of the Distributor and the Adviser; September 2001 to December 2003 – Group Senior Vice President and Chief Operating Officer of the Trust, Atlas Insurance Trust, the Distributor and the Adviser; May 2000 to August 2001 – Group Senior Vice President and National Sales Manager of the Distributor

Lezlie A. Iannone, (1957) 794 Davis Street San Leandro, CA 94577-6900	Group Senior Vice President and Secretary	Since 10/2004 Term of Offices: Continuous

July 2005 to present – Group Senior Vice President and Secretary of the Trust, Atlas Insurance Trust, the Distributor and the Adviser; October 2004 to June 2005 – Senior Vice President and Secretary of the Trust, Atlas Insurance Trust, the Distributor and the Adviser; May 2000 to present – Senior Vice President of the Distributor

Gene A. Johnson, (1952) 794 Davis Street San Leandro, CA 94577-6900	Vice President and Treasurer	Since 1/2000 Since 7/1998 Term of Offices: Continuous	January 2000 to present – Vice President of the Trust, Atlas Insurance Trust and the Adviser; July 1998 to present – Treasurer of the Trust and Atlas Insurance Trust
Stuart Brunet, (1961) 794 Davis Street San Leandro, CA 94577-6900	Chief Compliance Officer	Since 2/2006 Term of Office: Continuous

February 2006 to present – Vice President and Chief Compliance Officer of the Trust, Atlas Insurance Trust and the Adviser; April 2005 to February 2006 – Vice President and Compliance Officer of the Adviser; 2000 to 2005 – Vice President of  Marketocracy, Inc. of San Mateo, CA - President & Chief Compliance Officer of Marketocracy Capital Management, LLC (2001-2005) and Vice President & Chief Compliance Officer of Marketocracy Funds (2001-2005)

Eilleen Clavere, (1952) 794 Davis Street San Leandro, CA 94577-6900	Vice President, Legal Counsel and Assistant Secretary	Since 4/2005 Term of Office: Continuous

April 2005 to present - Vice President, Legal Counsel and Assistant Secretary to the Trust, Atlas Insurance Trust, the Adviser and the Distributor; May 2001 to April 2005 – Counsel at Kirkpatrick, Lockhart, Nicholson Graham

(1)  Trustee who is an "interested person" of the Trust due to his or her affiliation with the Adviser.

(2)  Member of the Contracts Committee and Audit Committee.

(3)  In her capacity as a Partner of Hood & Strong, Ms. Bond prepares tax returns for Mr. Kettell and Mrs. Sandler and her husband, and a private foundation which the Sandlers have established. Fees for such work are paid to Hood & Strong and are not material.

(4)  Includes the portfolios of Atlas Funds (17) and Atlas Insurance Trust (1).

(5)  Member of the Nominating Committee.

Committees of the Board.

     The Trust has an Audit Committee comprised of Ms. Bond, who serves as Chair, and Messrs. Rubinfeld, Laney and Teece, all independent members of the Board. The function of the Audit Committee is the oversight of the Trust's accounting and financial reporting policies and practices, its internal controls and the internal controls of the Trust's principal service providers. The Audit Committee acts as a liaison between the Trust's independent registered public accounting firm and the full Board of Trustees. There were two Committee meetings during 2005.

     The Trust has a Contracts Committee comprised of Mr. Rubinfeld, who serves as Chair, Ms. Bond, Mr. Laney and Mr. Teece, all independent members of the Board. The Contracts Committee's function is to request, review and consider the information deemed necessary to evaluate the terms of certain agreements between the Trust and its investment adviser or its affiliates, such as the investment advisory contracts, principal underwriting agreement, and plans of distribution under Rule 12b-1, that the Trust may enter into, renew or continue prior to voting thereon, and to make its recommendations to the full Board of Trustees on these matters. The Contracts Committee met once during 2005.

The Trust has a Nominating Committee comprised of Mr. Rubinfeld and Mr. Teece, both independent members of the Board.  The Nominating Committee's functions are to evaluate the size and composition of the Board, and formulate policies and objectives concerning the desired mix of independent trustee skills and characteristics, identify and screen trustee candidates for appointment to the Board, and submit final recommendations to the full Board for approval, review independent trustee compensation at least every two years, and expense reimbursement policies as appropriate, review memoranda prepared by legal counsel relating to positions, transactions and relationships that could reasonably bear on the independence of trustees or raise concerns regarding potential conflicts of interest, and make recommendations to the full Board concerning the appointment of independent trustees to the Board’s committees and, if considered desirable, the appointment of the Chair of each Board committee and periodic changes in those appointments and designations. The Nominating Committee may consider candidates suggested by shareholders of the Fund. Any recommendations by shareholders must be submitted in writing, addressed to the Nominating Committee at the Funds’ offices, and must contain sufficient background information concerning the candidate to enable the Nominating Committee to make an informed judgment as to the candidate’s qualifications. The Nominating Committee met once during 2005.

Ownership of Trust Shares.

Trustees who are “Interested Persons” of the Trust

Name of Trustees	Dollar Range of Equity Securities in A Fund as of 12/31/05	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustees in the Atlas Family of Investment Companies as of 12/31/05
Marion O. Sandler

Emerging Growth-over $100,000

Global Growth-over $100,000

Growth Opportunities-over $100,000

Strategic Growth-$50,001- $100,000

Strategic Income-$50,001-$100,000

Value Fund-over $100,000

California Municipal Money-over $100,000

Over $100,000

Russell W. Kettell	None	None

Trustees who are not “Interested Persons” of the Trust

Name of Trustees	Dollar Range of Equity Securities in a Fund as of 12/31/05	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustees in the Atlas Family of Investment Companies as of 12/31/05
Barbara A. Bond	Growth Opportunities-$1-$10,000 U.S. Government and Mortgage Securities-$1-$10,000	$10,001-$50,000
David M. Laney	None	None
Daniel L. Rubinfeld	Growth Opportunities-over $100,000 U.S. Government and Mortgage Securities-$10,001-$50,000 California Municipal Money-over $100,000	Over $100,000
David J. Teece	None	None

   The following table sets forth the aggregate compensation paid by the Trust for the Trust's fiscal year ended December 31, 2005 to the Trustees that are not affiliated with the Adviser (the same persons serve as the unaffiliated Trustees of the Atlas Insurance Trust) and the aggregate compensation paid to such Trustees for service on the Trust's Board and that of all other funds in the "Fund Complex" (including the Atlas Insurance Trust):

Name	Aggregate Compensation from Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust and Fund Complex Paid to Trustees

Trustees who are not “Interested Persons” of the Trust

Barbara A. Bond	$37,319	None	N/A	$37,600 (19)*
Jerome A. Gitt**	$25,897	None	N/A	$26,100(19)*
Daniel L. Rubinfeld	$36,726	None	N/A	$37,000(19)*
David J. Teece	$32,280	None	N/A	$32,550(19)*
David M. Laney	$7,848	None	N/A	$7,900(19)*

Trustees who are “Interested Persons” of the Trust

Marion O. Sandler	None	None	N/A	None
Russell W. Kettell	None	None	N/A	None

*Indicates total number of funds in the Fund Complex during the year ended December 31, 2005.

**  Effective September 6, 2005, Mr. Gitt resigned from the Board of Trustees.

Code of Ethics.

    The Trust, the Adviser and the Distributor have adopted a joint code of ethics under rule 17j-1 of the 1940 Act. Barclays Global Fund Advisors, Boston Safe Advisors, Inc., Hotchkis and Wiley Capital Management LLC, New York Life Investment Management LLC, OppenheimerFunds, Inc., Renaissance Investment Management and Turner Investment Partners, Inc., also have each adopted codes of ethics under rule 17j-1 of the 1940 Act which have been approved by the Board of Trustees of the Trust. These codes of ethics permit personnel who are subject to the codes to invest in securities, including securities that may be purchased or held by the Funds subject to certain pre-clearance, reporting and other requirements.

Proxy Voting Procedures.

The Trust has delegated proxy voting responsibilities for securities held by the funds to the Adviser and Sub-Advisers, as applicable, subject to the Board’s general oversight.  In delegating proxy responsibilities, the Board has directed that proxies be voted consistent with each Funds’ and its shareholders best interests and in compliance with all applicable proxy voting rules and regulations. The Adviser and Sub-Advisers have adopted their own proxy voting policies and guidelines for this purpose (collectively, the "Proxy Voting Procedures").  The Proxy Voting Procedures address, among other things, material conflicts of interest that may arise between the interests of a Fund and the interests of the Adviser, Sub-Advisers and their affiliates.  The Proxy Voting Procedures are provided in Appendix B of this SAI.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling 1-800-933-2852 and (2) on the SEC’s website at http://www.sec.gov/.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The following are deemed "Principal Holders" due to the level of ownership in the Fund indicated as of March 31, 2006:

Fund Name	Percentage Ownership	Beneficial/Record

GROWTH OPPORTUNITIES FUND

Wells Fargo Bank NA FBO World 401K Minneapolis, MN	12.97%

Beneficial

CALIFORNIA MUNICIPAL MONEY MARKET FUND

W & D Sunrise Ltd. Yorba Linda, CA	8.34%	Record
Terry Fleming Buena Park, CA	7.51%	Record

Fund Name	Percentage Ownership	Beneficial/Record

BALANCED FUND

Atlas Independence Flagship Fund San Leandro, CA	35.24%	Record
Wells Fargo Bank NA FBO World 401K Minneapolis, MN	12.63%	Beneficial

STRATEGIC GROWTH FUND

Wells Fargo Bank NA FBO World 401K Minneapolis, MN	25.79%	Beneficial
Atlas Independence Flagship Fund San Leandro, CA	19.56%	Record

STRATEGIC INCOME FUND

Atlas Independence Flagship Fund San Leandro, CA	6.74%	Record

GLOBAL GROWTH FUND

Wells Fargo Bank NA World 401K Minneapolis, MN	17.43%	Beneficial
Charles Schwab & Co. Inc. San Francisco, CA	5.00%	Beneficial

EMERGING GROWTH FUND

Atlas Independence Flagship Fund San Leandro, CA	22.13%

Record

Wells Fargo Bank NA World 401K Minneapolis, MN	7.39%

Beneficial

INDEPENDENCE EAGLE BOND FUND

PFPC Trust Company IRA R/O Thomas M. Lovett Venice, FL	5.93%	Beneficial
Dorothy Hines The Dorothy Hines Living Trust Agoura Hills, CA	5.11%	Record

INDEPENDENCE STAR SPANGLED FUND

Melvin Levine Levine Living Trust Camarillo, CA	9.05%	Record

VALUE FUND

Atlas Independence Flagship Fund San Leandro, CA	16.88%	Record
Wells Fargo Bank NA World 401K Minneapolis, MN	6.90%	Beneficial

Fund Name	Percentage Ownership	Beneficial/Record

AMERICAN ENTERPRISE BOND FUND

Atlas Independence Flagship Fund San Leandro, CA	13.07%	Record

     As of March 31, 2006, Golden West Financial Corporation, 1901 Harrison Street, Oakland, CA 94612, a Delaware corporation and sole shareholder of the Adviser and Distributor, owned beneficially and of record an aggregate of 2.61% of the shares outstanding of Emerging Growth Fund, 0.05% of Money Market Fund, 1.23% of Value Fund, 0.09% of Independence Flagship Fund and 0.01% of S&P 500 Index Fund. In addition, as of such date, theAdviser owned beneficially and of record an aggregate of 1.21% of the shares outstanding of Value Fund, 1.59% of American Enterprise Bond Fund, 0.80% of Money Market Fund, 0.24% of Independence Flagship Fund, 3.94% of Independence Eagle Bond Fund, 3.77% of Independence Star Spangled Fund and the Distributor owned beneficially and of record an aggregate of 1.58% of the shares outstanding of Value Fund and 3.35% of Money Market Fund.

    As of March 31, 2006, officers and trustees as a group owned approximately 1.14% of the shares of California Municipal Money Fund, but owned less than 1% of the shares of each of the other Funds.  As of such date, the officers and Trustees as a group owned less than 1% of the Trust’s shares in total.

                        INVESTMENT ADVISORY AND OTHER SERVICES

    The Adviser, a wholly owned subsidiary of Golden West Financial Corporation, serves as the investment adviser to the Trust. Golden West Financial Corporation is a New York Stock Exchange listed savings and loan holding company headquartered in Oakland, California.  The Trust has entered into an Investment Advisory Agreement with the Adviser dated January 12, 1990 (the "Advisory Agreement"), which was last approved by the Board of Trustees, including a majority of the trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, at a meeting held on November 18, 2005.

     The Advisory Agreement with respect to each Fund is for an initial term of two years and may be renewed from year to year afterwards, provided that any such renewal has been specifically approved at least annually by (i) the majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, or (ii) the vote of a majority of trustees who are not parties to the Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person, at a meeting called for the purpose of voting on such approval.  The Advisory Agreement also provides that either party thereto has the right with respect to any Fund to terminate it without penalty, upon 60 days written notice to the other party, and that the Advisory Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

    The directors and officers of the Adviser are: Marion O. Sandler (Director), Russell W. Kettell (Director), W. Lawrence Key (Director, President and Chief Operating Officer), Matthew L. Sadler (Senior Vice President), Lezlie A. Iannone (Group Senior Vice President and Secretary), Mary Jane Fross (Vice President and Controller), Gene A. Johnson (Vice President and Assistant Treasurer) and Stuart Brunet (Chief Compliance Officer).

    Under the Advisory Agreement, the Adviser has agreed to reduce its fees to a Fund if the Fund's annual ordinary operating expenses exceed the most stringent limits prescribed by any state in which the Fund's shares are offered for sale.  The Adviser calculates and administers this expense limitation separately with respect to each Fund.  Expenses which are not subject to this limitation are interest, taxes, 12b-1 fees and extraordinary expenses.  Expenditures, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, including costs incurred in connection with the purchase or sale of portfolio securities, are accounted for as capital items and not as expenses.  Reimbursement, if any, will be on a monthly basis, subject to year-end adjustment. The Adviser has agreed to waive all or a portion of management fees and absorb a portion of the ordinary operating expense of the Independence Eagle Bond Fund and the Independence Star Spangled Fund through April 29, 2007, in order to cap operating expenses at levels set forth in the current Prospectus.  The Adviser has also agreed to voluntarily waive a portion of management fees and absorb a portion of the ordinary operating expense for the American Enterprise Bond Fund, the California Municipal Money Fund, the Money Market Fund, and the S&P 500 Index Fund.

     The Advisory Agreement provides that the Funds will not hold the Adviser or any of its officers or employees liable for, and will indemnify them against, any costs and liabilities they may incur as a result of any claim against them in the good faith exercise of their powers under the Agreement, excepting matters as to which they have been guilty of willful misfeasance, bad faith, or gross negligence in the performance of their duties, or reckless disregard of their obligations and duties under the Agreement, or matters in violation of applicable law.

For the fiscal years ended December 31, 2003, 2004 and 2005 the Adviser received management fees in the amount $9,149,415, $10,441,210 and $14,740,061 respectively. Such amounts were net of management fee waivers in the amount of $201,383, $420,461 and $878,846 respectively. Each Fund pays the Adviser a management fee at an annual rate equal to a percentage of each Fund's average net assets as follows:

Funds	Assets Up to $100 Million	Assets Over $100 Million and Up to $500 Million	Assets Over $500 Million
Money Funds	.50%	.50%	.475%
Bond Funds (other than the Strategic Income Fund)	.55%	.55%	.50%
Strategic Income Fund	.75%	.70%	.65%
Balanced, Growth Opportunities and Strategic Growth Funds	.70%	.60%	.50%
Emerging Growth, Global Growth and Value Funds	.80%	.75%	.70%
Atlas Independence Portfolios and S&P 500 Index	.25%	.25%	.23%

Lawrence Key, Gene Johnson and Matthew Sadler (the “Investment Committee”) are primarily responsible for the day-to-day management of the Atlas Independence Portfolios. Messrs. Key, Johnson and Sadler are responsible for advising the following types of accounts:

	Registered Investment Companies		Other Pooled Investment Companies		Other Accounts
	Number of Accounts	Total Assets of Accounts Managed	Number of Accounts	Total Assets of Accounts Managed	Number of Accounts	Total Assets of Accounts Managed

Lawrence Key	4	$123,437,193	0	$0	0	$0
Gene Johnson	4	$123,437,193	0	$0	0	$0
Matthew Sadler	4	$123,437,193	0	$0	0	$0

The information in the above table is as of December 31, 2005.

None of the accounts managed by Messrs. Key, Johnson and Sadler base their advisory fee on the performance of the account.

Messrs. Key, Johnson and Sadler are not directly compensated for managing the Atlas Independence Portfolios. Instead, each receives a monthly salary solely based upon their employment with Atlas Advisers with no bonus.

The Investment Committee manages each Atlas Fund independent of the other accounts it manages. The Investment Committee convenes monthly to determine allocation among the eligible Atlas Funds. Because all accounts managed by the Investment Committee only invest in other Atlas Funds and because all Atlas Funds are open-end mutual funds offering an unlimited number of shares, there is no potential for a material conflict concerning allocation of investment opportunities.

As of December 31, 2005, Messrs. Key, Johnson and Sadler did not beneficially own any shares of the Atlas Independence Portfolios.

    Effective October 19, 2004, New York Life Investment Management LLC is the Sub-Adviser to the Atlas Balanced Fund. Effective October 20, 2004, Renaissance Investment Management is the Sub-Adviser to the Atlas Strategic Growth Fund. Effective December 1, 2004, Boston Safe Advisors, Inc. is the Sub-Adviser to the Atlas Money Market Fund. Effective March 1, 2005, OppenheimerFunds, Inc. is the Sub-Adviser to the Atlas U.S. Government and Mortgage Securities Fund. Effective July 1, 2005, OppenheimerFunds, Inc. is the Sub-Adviser to the Atlas American Enterprise Bond Fund. As compensation for the services rendered under each sub-

advisory agreement, the Adviser pays each Sub-Adviser a fee at an annual rate equal to the following percentages:

Fund

Annual Sub-Advisory Fee

Atlas Balanced Fund	.35% on the first $100 million in assets .25% over $100 million in assets
Atlas Strategic Growth Fund	.35% on the first $75 million in assets .25% over $75 million in assets
Atlas Money Market Fund	.10% on daily net assets
Atlas U.S. Government and Mortgage Securities Fund	.30% on the first $50 million in assets .20% on the next $50 million in assets .12% over $100 million in assets
Atlas American Enterprise Bond Fund	.18% on daily net assets

Sub-Advisers.

Boston Safe Advisors, Inc.

    Boston Safe Advisors, Inc. ("Boston Safe") serves as Sub-Adviser to the Trust with respect to the California Municipal Money Fund, the National Municipal Bond Fund and the California Municipal Bond Fund (the “Atlas Municipal Funds”), pursuant to a Sub-Advisory Agreement dated February 27, 2004, and the Money Market Fund, pursuant to a Sub-Advisory Agreement dated December 1, 2004.  The Adviser pays Boston Safe for its portfolio management services out of the management fees the Adviser receives from those Funds.  For the fiscal years ended December 31, 2003, 2004 and 2005, Boston Safe received sub-advisory fees in the amount of $718,762, $778,046 and $1,082,188  respectively. Boston Safe is a wholly-owned subsidiary of Equity (MA) Trust, an indirect, wholly-owned subsidiary of Mellon Trust of New England, N.A., and an indirect, wholly-owned subsidiary of Mellon Financial Corporation.

    Mr. John Flahive is responsible for the day-to-day management of the Atlas Municipal Funds as well as the Money Market Fund. Mr. Flahive is responsible for advising the following types of accounts:

	Registered Investment Companies		Other Pooled Investment Companies		Other Accounts
	Number of Accounts	Total Assets of Accounts Managed	Number of Accounts	Total Assets of Accounts Managed	Number of Accounts	Total Assets of Accounts Managed

John Flahive	14	$5,433,436,737	0	$0	0	$0

    The information in the above table is as of December 31, 2005. Mr. Flahive is a dual employee of The Dreyfus Corporation and Mellon Trust of New England, N.A. and its bank affiliates (“Mellon”).  The above information reflects registered investment companies managed by Mr. Flahive in his capacity with Boston Safe and as a dual employee of The Dreyfus Corporation.  In addition, Mr. Flahive is also the head of the Mellon Private Wealth Management Fixed Income Group and has oversight responsibilities for all Mellon accounts managed by that group.

   None of the accounts managed by Mr. Flahive base their advisory fee on the performance of the account and there is no difference in the methodology of compensation with other accounts managed.

    Mr. Flahive is compensated by Mellon Financial Corporation or its affiliates, and not by the Funds.  His compensation is comprised of four components: (i) a market-based salary, (ii) an annual incentive compensation plan, (iii) a long-term incentive plan, and (iv) benefits that are offered to similarly situated employees of Mellon Financial affiliated firms.

    The incentive compensation plan is comprised of three components: portfolio performance  (weighted approximately 70%), individual qualitative performance (approximately 25%), and the overall performance of Mellon’s Private Wealth Management group (approximately 5%).  The incentive plan compensation is paid entirely in cash and can be in a range of 0% to 200% of the market-based salary.

    Portfolio performance is measured by the 1-year (weighted 35%) and 3- year (weighted 65%) pre-tax annualized total return of all Mr. Flahive’s accounts relative to annual total return, the trailing calendar year performance managed benchmark and unmanaged benchmark and the trailing three year unmanaged benchmark and managed benchmark, respectively.

    Compensation based on Mr. Flahive’s contribution to management of Mellon investment is based on the discretion of Senior Management.  Some categories that may be used to determine include: contribution to new business, client retention, people development; overall effectiveness of supervision and management/managing for results, attracting and retaining talent, strategic focus, fund growth/gain in market share, portfolio turnover and cash management.  Additional factors may be considered at their discretion.

    Certain portfolio managers and assistant portfolio managers are also eligible to participate in the Long Term Incentive Plan of Mellon’s Private Wealth Management Group.  A long-term incentive pool is established at the beginning of the plan year.  Eighty percent of this pool is allocated to the individual participants as target awards and the remaining twenty percent is held in reserve until the end of the performance period (3 years).  At the end of the performance period, the twenty percent of the award pool that has been held in reserve may be awarded to participants at management’s discretion.  Interest is applied to both the target awards (80%) and the reserve (20%) at the T-note rate used for Mellon’s Elective Deferred Compensation Plan.  Individuals participating in the Long Term Incentive Plan of Mellon’s Private Wealth Management group are not eligible to receive stock options.

    Investment professionals may be selected to participate in Mellon’s Long Term Profit Incentive Plan under which they may be eligible to receive options to purchase shares of stock of Mellon Financial.  The options permit the investment professional to purchase a specified amount of stock at a strike price equal to the fair market value of Mellon Financial’s stock on the date of grant.  Typically, such options vest over a set period and must be exercised within a ten-year period from the date of grant.  Investment professionals may also receive restricted stock as part of their compensation.  If granted, restricted stock normally vests and becomes free of restrictions after a period of three years, although the time period could vary.  Generally, in the case of either options or restricted stock, if an employee voluntarily terminates employment before vesting the unvested options and/or restricted stock are forfeited.

    As of December 31, 2005, John Flahive did not beneficially own any shares of the funds advised by Boston Safe.

Hotchkis and Wiley Capital Management LLC

         Hotchkis and Wiley Capital Management LLC ("HWCM") serves as Sub-Adviser to the Trust with respect to the Value Fund pursuant to a Sub-Advisory Agreement dated May 17, 2004. The Adviser pays HWCM for its portfolio management services out of the management fees the Adviser receives from the Fund. For the fiscal years ended December 31, 2004 and 2005 HWCM received sub-advisory fees in the amount of $72,009 and $317,581.

    Patricia McKenna, Sheldon Lieberman, Joe Huber, George Davis and Stan Majcher are the five portfolio managers with the most significant responsibility for the management of the fund. Each member is also responsible for advising the following types of accounts:

	Registered Investment Companies		Other Pooled Investment Companies		Other Accounts
	Number of Accounts	Total Assets of Accounts Managed	Number of Accounts	Total Assets of Accounts Managed	Number of Accounts	Total Assets of Accounts Managed

Patricia McKenna	18	$15,579,791,676	9	$966,647,005	95	$12,956,710,326

Sheldon Lieberman	18	$15,579,791,676	9	$966,647,005	95	$12,956,710,326

Joe Huber	18	$15,579,791,676	9	$966,647,005	95	$12,956,710,326

George Davis	18	$15,579,791,676	9	$966,647,005	95	$12,956,710,326

Stan Majcher	18	$15,579,791,676	9	$966,647,005	95	$12,956,710,326

    In addition, advisory fees for one Registered Investment Company and several other accounts are based on the performance of the account as shown below:

	Registered Investment Companies		Other Pooled Investment Companies		Other Accounts
	Number of Accounts	Total Assets of Accounts Managed	Number of Accounts	Total Assets of Accounts Managed	Number of Accounts	Total Assets of Accounts Managed

Patricia McKenna	1	$2,263,014,348	0	$0	6	$1,153,429,927

Sheldon Lieberman	1	$2,263,014,348	0	$0	6	$1,153,429,927

Joe Huber	1	$2,263,014,348	0	$0	6	$1,153,429,927

George Davis	1	$2,263,014,348	0	$0	6	$1,153,429,927

Stan Majcher	1	$2,263,014,348	0	$0	6	$1,153,429,927

    The information in the above tables is as of December 31, 2005.

    The Value Fund is managed by HWCM’s investment team (“Investment Team”).  The Investment Team also manages institutional accounts and other mutual funds in several different investment strategies.  The portfolios within an investment strategy are managed using a target portfolio; however, each portfolio may have different restrictions, cash flows, tax and other relevant considerations which may preclude a portfolio from participating in certain transactions for that investment strategy.  Consequently, the performance of portfolios may vary due to these different considerations.  The Investment Team may place transactions for one investment strategy that are directly or indirectly contrary to investment decisions made on behalf of another investment strategy.  HWCM may be restricted from purchasing more than a limited percentage of the outstanding shares of a company.  If a company is a viable investment for more than one investment strategy, HWCM has adopted policies and procedures reasonably designed to ensure that all of its clients are treated fairly and equitably.

    Different types of accounts and investment strategies may have different fee structures.  Additionally, certain accounts pay HWCM performance-based fees, which may vary depending on how well the account performs compared to a benchmark.  Because such fee arrangements have the potential to create an incentive for HWCM to favor such accounts in making investment decisions and allocations, HWCM has adopted policies and procedures reasonably designed to ensure that all of its clients are treated fairly and equitably, including in respect of allocation decisions, such as initial public offerings.

    Since all accounts are managed to a target portfolio by the Investment Team, adequate time and resources are consistently applied to all accounts in the same investment strategy.

    Portfolio Managers are supported by the full research team of the Sub-Adviser.  Compensation is used to reward, attract and retain high quality investment professionals.  An investment professional, such as a Portfolio Manager, has a base salary and is eligible for an annual bonus. Some Portfolio Managers also are involved in client servicing, marketing and in the general management of the Sub-Adviser and are evaluated and compensated based on these functions as well as their investment management activities.

    HWCM believes consistent execution of the proprietary research process results in superior, risk-adjusted portfolio returns.  It is the quality of the investment professional’s execution of this process rather than the performance of particular securities that is evaluated in determining compensation.  Compensation likewise is not tied to performance of the Fund or separate accounts, of specific industries within the Fund or separate accounts or to any type of asset or revenue related objective, other than to the extent that the overall revenues of the Sub-Adviser attributable to such factors may affect the size of HWCM’s overall bonus pool.

    Bonuses and salaries for investment professionals are determined by the Chief Executive Officer of HWCM using annual evaluations, compensation surveys, feedback from other employees and advice from members of HWCM’s Executive Committee and HWCM’s Compensation Committee.  The amount of the bonus usually is shaped by the total amount of HWCM’s bonus pool available for the year, which is generally a function of net income, but no investment professional receives a bonus that is a pre-determined percentage of net income.

    Each of the Portfolio Managers owns equity in HWCM.  HWCM believes that the ownership structure of the firm is a significant factor in ensuring a motivated and stable employee base.

    As of December 31, 2005, no one on the Investment Team beneficially owned any shares of the Value Fund.

New York Life Investment Management LLC

    New York Life Investment Management LLC (“NYLIM”) serves as Sub-Adviser to the Trust with respect to the Balanced Fund pursuant to a Sub-Advisory Agreement dated October 19, 2004. The Adviser pays NYLIM for its portfolio management services out of the management fees the Adviser receives from the Fund. For the fiscal years ended December 31, 2004 and 2005, NYLIM received sub-advisory fees in the amount of $26,558 and $164,548. NYLIM is a wholly-owned subsidiary of New York Life Investment Management Holdings LLC, which is a wholly-owned subsidiary of New York Life Insurance Company.

    Joan Sabella is responsible for the day-to-day management of the fund. Ms. Sabella is responsible for advising the following types of accounts:

	Registered Investment Companies		Other Pooled Investment Companies		Other Accounts
	Number of Accounts	Total Assets of Accounts Managed	Number of Accounts	Total Assets of Accounts Managed	Number of Accounts	Total Assets of Accounts Managed

Joan Sabella	4	$1,317,817,417	0	$0	8	$113,850,397

     The information in the above table is as of December 31, 2005.

     None of the accounts listed above have advisory fees based on performance of the account.

    There are no material conflicts of interest between the Balanced Fund and any of the other accounts Ms. Sabella manages.

     Ms. Sabella is compensated through a structure comprised of base pay and an annual incentive based on performance against individual and organizational unit objectives, as well as business unit and overall NYLIM results.  The plan is designed to align manager compensation with investors’ goals by rewarding portfolio managers who meet the long-term objective of consistent, dependable and superior investment results, measured by the performance of the products under the individual’s management.  In addition, she participates in a long-term incentive program.  There is no difference in the methodology of compensation with other accounts she manages.

    As of December 31, 2005, Joan Sabella did not beneficially own any shares of the Balanced Fund.

OppenheimerFunds, Inc.

     OppenheimerFunds, Inc. ("Oppenheimer") serves as Sub-Adviser to the Trust with respect to the Global Growth, Growth Opportunities, and the Strategic Income Fund pursuant to a Sub-Advisory Agreement dated February 27, 2004, as Sub-Adviser to the U.S. Government and Mortgage Securities Fund pursuant to a Sub-Advisory Agreement dated March 1, 2005 and as Sub-Adviser to the American Enterprise Bond Fund pursuant to a Sub-Advisory Agreement dated July 1, 2005. The Adviser pays for its portfolio management services out of the management fees the Adviser receives from those Funds. For the fiscal years ended December 31, 2003, 2004 and 2005, Oppenheimer received sub-advisory fees in the amount of  $1,638,477, $2,255,532 and $3,013,587 respectively.

    Rajeev Bhaman is responsible for the day-to-day management of the Global Growth Fund. Christopher Leavy and David Poiesz are responsible for the day-to-day management of the Growth Opportunities Fund. Arthur P. Steinmetz is responsible for the day-to-day management of the Strategic Income Fund. Angelo Manioudakis, Benjamin J. Gord, Geoffrey Caan and Antulio Bomfim are responsible for the day-to-day management of the U.S. Government and Mortgage Securities Fund and American Enterprise Bond Fund.  Messrs. Bhaman, Leavy, Poiesz, Steinmetz, Manioudakis, Gord, Caan and Bomfim are responsible for advising the following types of accounts:

	Registered Investment Companies		Other Pooled Investment Companies		Other Accounts
	Number of Accounts	Total Assets of Accounts Managed*	Number of Accounts	Total Assets of Accounts Managed*	Number of Accounts	Total Assets of Accounts Managed*

Rajeev Bhaman	14	$24,741.8	2	$177.6	0	$0
Christopher Leavy	12	$9,808.8	1	$10.5	1	$65.7
David Poiesz	4	$4,515.04	0	$0	0	$0
Arthur Steinmetz	5	$11,888.1	3	$55.3	4	$1,004.3
Angelo Manioudakis	16	$12,217.1	6	$194.8	1	$39.5
Benjamin J. Gord	13	$11,705.7	6	$194.8	1	$39.5
Geoffrey Caan	13	$11,705.7	6	$194.8	1	$39.5
Antulio Bomfim	13	$11,705.7	6	$194.8	1	$39.5

*in millions

    In addition, advisory fees for one Registered Investment Company overseen by Mr. Bhaman is based on the performance of the account as shown below:

	Registered Investment Companies		Other Pooled Investment Companies		Other Accounts
	Number of Accounts	Total Assets of Accounts Managed*	Number of Accounts	Total Assets of Accounts Managed*	Number of Accounts	Total Assets of Accounts Managed*

Rajeev Bhaman	1	$144.9	0	$0	0	$0

*in millions

The information in the above tables for all individuals as of December 31, 2005.

    As indicated above, Mr. Bhaman, Mr. Leavy, Mr. Poiesz, Mr. Steinmetz, Mr. Manioudakis, Mr. Gord, Mr. Caan and Mr. Bomfim also manage other funds and/or accounts. Potentially, at times, those responsibilities could conflict with the interests of the Atlas Fund each manages. That may occur whether the investment objectives and strategies of the other funds and accounts are the same as, or different from, the Atlas Fund’s investment objectives and strategies. For example one of the portfolio managers may need to allocate investment opportunities between the Atlas Fund he manages and another fund or account having similar objectives or strategies, or he may need to execute transactions for another fund or account that could have a negative impact on the value of securities held by the Atlas Fund he manages. Not all funds and accounts advised by Oppenheimer have the same management fee. If the management fee structure of another fund or account is more advantageous to Oppenheimer than the fee structure of an Atlas Fund, Oppenheimer could have an incentive to favor the other fund or account. However, Oppenheimer's compliance procedures and Code of Ethics recognize Oppenheimer’s fiduciary obligation to treat all of its clients, including the Atlas Funds, fairly and equitably, and are designed to preclude the Oppenheimer portfolio managers from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so. At different times, an Oppenheimer portfolio manager may manage other funds or accounts with investment objectives and strategies similar to those of the Atlas Fund he manages, or he may manage funds or accounts with different investment objectives and strategies.

     The Oppenheimer portfolio managers are employed and compensated by Oppenheimer, not the funds. Under Oppenheimer’s compensation program for its portfolio managers and portfolio analysts, their compensation is based primarily on the investment performance results of the funds and accounts they manage, rather than on the financial success of Oppenheimer. This is intended to align the portfolio managers’ and analysts’ interests with the success of the funds and accounts and their shareholders. Oppenheimer’s compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value. As of December 31, 2005, the Oppenheimer portfolio managers’ compensation consisted of three elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and appreciation rights in regard to the common stock of Oppenheimer’s holding company parent. Senior portfolio managers may also be eligible to participate in Oppenheimer’s deferred compensation plan.

To help the Manager attract and retain talent, the base pay component of each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions. The annual discretionary bonus is determined by senior management of the Manager and is based on a number of factors, including a fund’s pre-tax performance for periods of up to five years, measured against an appropriate Lipper benchmark selected by management. The applicable benchmark for the Global Growth Fund is Lipper Global Multi-cap Growth Funds, the benchmark for the Growth Opportunities Fund is Lipper Large Cap Core Funds, the benchmark for the Strategic Income Fund is Lipper Multi-Sector Income Funds, the benchmark for the U.S. Government and Mortgage Securities Fund is Lipper U.S. Mortgage and the benchmark for the American Enterprise Bond Fund is Lipper Intermediate Investment Grade Debt Fund.  Other factors include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The Portfolio Managers’ compensation is not based on the total value of the Fund’s portfolio assets, although the Fund’s investment performance may increase those assets. The compensation structure is also intended to be internally equitable and serve to reduce potential conflicts of interest between the Fund and other funds and accounts managed by the Portfolio Managers.  The compensation structures of certain accounts managed by Messrs. Bhaman, Leavy, Poiesz, Manioudakis, Gord, Caan, Bomfim and Steinmetz is the same as the compensation structure of the Atlas Funds, described above.  The compensation structure of other portfolios managed by two of the Portfolio Managers is different from the compensation structure of the Atlas Funds, described above.  A portion of the Portfolio Managers’ compensation with regard to those portfolios may, under certain circumstances, include an amount based in part on the amount of the portfolios’ management fees.

As of December 31, 2005, the Portfolio Managers did not beneficially own any shares of the Atlas Funds.

Renaissance Investment Management

    Renaissance Investment Management (“Renaissance”) serves as Sub-Adviser to the Trust with respect to the Strategic Growth Fund pursuant to a Sub-Advisory Agreement dated October 20, 2004. The Adviser pays Renaissance for its portfolio management services out of the management fees the Adviser receives from the Fund. For the fiscal years ended December 31, 2004 and 2005, Renaissance received sub-advisory fees in the amount of $54,409 and $278,812. Renaissance is controlled by Affiliated Managers Group, Inc., a publicly traded company.

    Michael Schroer is responsible for the day-to-day management of the fund. Mr. Schroer is responsible for advising the following types of accounts:

	Registered Investment Companies		Other Pooled Investment Companies		Other Accounts
	Number of Accounts	Total Assets of Accounts Managed	Number of Accounts	Total Assets of Accounts Managed	Number of Accounts	Total Assets of Accounts Managed

Michael Schroer	2	$100,478,135	0	$0	638	$1,692,944,290

    The information in the above table is as of December 31, 2005.

    None of the accounts listed above have advisory fees based on performance of the account.

    There are no material conflicts of interest between the Strategic Growth Fund and any of the other accounts Michael Schroer manages.

    Mr. Schroer is compensated through a structure comprised of a percentage of overall firm revenues and a 50% share of overall firm profits. Firm revenues are a function of overall firm assets under management and the fee rates charged to those assets. Firm profits are the cash flows remaining after all other compensation and firm operating expenses are paid. There is no difference in the methodology of compensation with other accounts he manages.

    As of December 31, 2005, Michael Schroer did not beneficially own any shares of the Strategic Growth Fund.

Turner Investment Partners, Inc.

Turner Investment Partners, Inc. (“Turner”) serves as Sub-Adviser to the Trust with respect to the Emerging Growth Fund pursuant to a Sub-Advisory Agreement dated February 27, 2004. The Adviser pays Turner for its portfolio management services out of the management fees the Adviser receives from the Fund. For the fiscal years ended December 31, 2003, 2004 and 2005, Turner received sub-advisory fees in the amount of $74,395, $193,178 and $252,573 respectively.

    Thomas DiBella, Kenneth Gainey and Steven Gold are responsible for the day-to-day management of the Fund. The portfolio managers are responsible for advising the following types of accounts:

	Registered Investment Companies		Other Pooled Investment Companies		Other Accounts
	Number of Accounts	Total Assets of Accounts Managed	Number of Accounts	Total Assets of Accounts Managed	Number of Accounts	Total Assets of Accounts Managed

Tom DiBella	3	$182,000,000	13	$588,000,000	17	$1,300,000,000
Kenneth Gainey	3	$182,000,000	13	$588,000,000	17	$1,300,000,000
Steven Gold	3	$879,000	12	$587,000,000	1	$86,000,000

    In addition, advisory fees for one Registered Investment Company is based on the performance of the account as shown below:

	Registered Investment Companies		Other Pooled Investment Companies		Other Accounts
	Number of Accounts	Total Assets of Accounts Managed	Number of Accounts	Total Assets of Accounts Managed	Number of Accounts	Total Assets of Accounts Managed

Tom DiBella	2	$114,000,000	0	$0	0	$0
Kenneth Gainey	2	$114,000,000	0	$0	0	$0
Steven Gold	1	$879,000	0	$0	0	$0

    The information in the above tables is as of December 31, 2005.

    As is typical for many money managers, potential conflicts of interest may arise related to Turner’s management of accounts including the Fund where not all accounts are able to participate in a desired IPO, or other limited opportunity, relating to use of soft dollar and other brokerage practices, related to the voting of proxies, employee personal securities trading, and relating to a variety of other circumstances. In all cases, however, Turner believes it has written policies and procedures in place reasonably designed to prevent violations of the federal securities laws and to prevent material conflicts of interest from arising.  Please also see Turner’s Form ADV, Part II for a description of some of its policies and procedures in this regard.

    Turner’s investment professionals receive a base salary commensurate with their level of experience.  Turner’s goal is to maintain competitive base salaries through review of industry standards, market conditions, and salary surveys.  Bonus compensation, which is a multiple of base salary, is based on the performance of each individual’s sector and portfolio assignments relative to appropriate market benchmarks.  In addition, each employee is eligible for equity ownership and equity owners share the firm’s profits.  Most of the members of the Investment Team and all Portfolio Managers for the Funds, are equity owners of Turner.  This compensation and ownership structure provides incentive to attract and retain highly qualified people, as each member of the firm has the opportunity to share directly in the accomplishments of the business.

The objective performance criteria noted above accounts for 90% of the bonus calculation.  The remaining 10% is based upon subjective, “good will” factors including teamwork, interpersonal relations, the individual’s contribution to overall success of the firm, media and client relations, presentation skills, and professional development.  Portfolio managers/analysts are reviewed on an annual basis.  The Chief Investment Officer is responsible for setting base salaries, bonus targets, and making all subjective judgments related to an investment professionals’ compensation.  The CIO is also responsible for identifying investment professionals that should be considered for equity ownership on an annual basis.

As of December 31, 2005, neither Thomas DiBella nor Kenneth Gainey nor Steven Gold beneficially owned any shares of the Emerging Growth Fund.

Approval of Advisory and Sub-Advisory Agreements.

     Each Sub-Advisory Agreement is for an initial term of two years and may be renewed from year to year afterwards, provided that any such renewal has been specifically approved at least annually by (i) the majority (as defined in the 1940 Act) of the outstanding voting securities of the appropriate Fund, or (ii) the vote of a majority of trustees who are not parties to the Sub-Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person, at a meeting called for the purpose of voting on such approval. Each Sub-Advisory Agreement also provides that the Trust or the Adviser has the right with respect to any Fund to terminate it without penalty, upon 60 days written notice to the other parties, that the Sub-Adviser has the right with respect to any Fund to terminate without penalty upon 120 days written notice, and that the Sub-Advisory Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

Each Sub-Advisory Agreement contains indemnification provisions similar to those of the Advisory Agreement.

The Trust and the Adviser have obtained an exemptive order from the SEC that permits the Trust and the Adviser to retain Sub-Advisers and modify sub-advisory arrangements without shareholder approval.

     Under the exemptive order, the Adviser acts as a "manager-of-managers" for certain Atlas funds, and supervises the provision of portfolio management services to those funds by the Sub-Advisers. The Adviser has ultimate responsibility (subject to oversight by the Board of Trustees) to oversee the Sub-Advisers and recommend their hiring, termination and replacement.

12b-1 Distribution Plan.

    The Trust has adopted a Distribution Plan (the "Distribution Plan") under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule"). Under the Distribution Plan, each Fund, except for the Atlas Independence Portfolios, is authorized to spend up to 0.25% of its average daily net assets on activities primarily intended to result in the sale of its shares. The Distribution Plan also provides that the Adviser may pay Service Agents for servicing and distribution services out of its management fee income from the Trust, its past profits or any other source available to it.  During the fiscal year ended December 31, 2005, the Distributor received reimbursements pursuant to the Distribution Plan for distribution expenses in the amount of $5,920,912 and waived fees in the amount of $131,328.

    The Distribution Plan made payments to the Distributor to reimburse it for expenses incurred in selling the Trust's shares to the public. These expenses included marketing, compensation and client service matters. In the fiscal year ended December 31, 2005, the Distributor incurred $19,797,728 in sales related expenses and $8,351,592 in service related expenses, for a total of $28,149,320, a sum far in excess of the monies receive under the Distribution Plan noted above. Unreimbursed expenses are not carried forward and are borne by the Distributor.

    The Distribution Plan is subject to annual renewal by the Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to such Distribution Plan (the "Qualified Trustees").  In approving the Distribution Plan, the Trustees determined that it was in the best interests of the shareholders of each respective Fund and further determined that there was a reasonable likelihood that the Distribution Plan would benefit shareholders. Agreements related to the Distribution Plan must also be approved by such vote of the Trustees and the Qualified Trustees as described above.

    The Distribution Plan requires that, at least quarterly, the Trustees must review a written report prepared by the Treasurer of the Trust enumerating the amounts expended and purposes therefore under each Distribution Plan.  The Distribution Plan also requires that, so long as they are in effect, the Qualified Trustees shall have the authority to select and nominate other Qualified Trustees on behalf of the full Board of Trustees.

Payments to Certain Intermediaries.

    Apart from the Distribution Plan, either the Adviser or the Distributor, at its expense, may incur costs and pay expenses associated with the distribution of shares of the Fund, including compensation to broker-dealers or other intermediaries in consideration of promotional or administrative services.

    Payments may be made to firms such as 401(k) and other retirement plan administrators, wrap program sponsors and administrators, mutual fund marketplaces and networks, financial advisory and planning firms, broker-dealers, and other financial intermediaries.  Payments may relate to selling and/or servicing activities, such as: access to an intermediary’s customers or network; recordkeeping services; aggregating, netting and transmission of orders; generation of sales and other informational materials; individual or broad-based marketing and sales activities; wholesaling activities; conferences; retention of assets; new sales of Fund shares, and a wide range of other activities. Compensation amounts generally vary, and can include various initial and on-going payments. Additional compensation may also be paid to broker-dealers who offer certain Funds as part of a special preferred-list or other preferred treatment program. The Adviser and the Distributor may pay extra compensation out of their own resources to financial services firms selling or servicing Fund shares.

    Payments were made during the Funds’ most recent fiscal year to Edgewood Services, Inc., E-Trade, Charles Schwab & Co., Inc., Fidelity Investments (National Financial Services, LLC), Wells Fargo Bank, N.A., and TD Waterhouse (National Investor Services Corporation).

    Firms that receive these various types of payments may have a conflict of interest in selling the Funds rather than other mutual funds, particularly if these payments exceed the amounts paid by other mutual funds.

Investment Adviser to the Master Portfolio.

    BGFA provides investment advisory services to the Master Portfolio pursuant to an investment advisory contract separate from the agreement between the Trust and the Adviser. Under the agreement, BGFA is entitled to receive monthly fees at the annual rate of 0.05% of the average daily net assets of the Master Portfolio as compensation for the services provided.

    The Master Portfolio is a separate series of the Master Investment Portfolio ("MIP"). MIP, organized as a Delaware statutory trust on October 20, 1993, consists of thirteen series.

    The BGFA advisory contract is subject to annual approval by (i) MIP's Board of Trustees or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Master Portfolio, provided that in either event the continuance also is approved by a majority of MIP's Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of MIP or BGFA, by vote cast in person at a meeting called for the purpose of voting on such approval. The BGFA advisory contract is terminable without penalty, on 60 days written notice by MIP's Board of Trustees or by vote of the holders of a majority of the Master Portfolio's shares, or, on not less than 60 days written notice, by BGFA. The BGFA advisory contract terminates automatically in the event of its assignment (as defined in the 1940 Act).

    The Master Portfolio paid advisory fees to BFGA, without waivers, for time periods and in amounts as follows: for the fiscal years ended December 31, 2003, 2004 and 2005: $1,436,333, $1,401,018 and $1,188,574 respectively.

    Lisa Chen and Patrick O’Connor are responsible for the day-to-day management of the Master Portfolio. The portfolio managers are responsible for advising the following types of accounts:

	Registered Investment Companies		Other Pooled Investment Companies		Other Accounts
	Number of Accounts	Total Assets of Accounts Managed	Number of Accounts	Total Assets of Accounts Managed	Number of Accounts	Total Assets of Accounts Managed

Lisa Chen	96	$ 156,418,400,000	1	$ 173,800,000	6	$ 9,010,800,000
Patrick O’Connor	96	$ 156,418,400,000	1	$ 173,800,000	6	$ 9,010,800,000

    The information in the above table is as of December 31, 2005.

    Each of the portfolios or accounts for which the Portfolio Managers are primarily responsible for the day-to-day management seek to track the rate of return, risk profile and other characteristics of independent third-party indexes by either replicating the same combination of securities that compose those indexes or sampling the securities that compose those indexes based on objective criteria and data. The Portfolio Managers are required to manage each portfolio or account to meet those objectives. Pursuant to Barclays Global Investors, N.A. (“BGI”) and BGFA policy, investment opportunities are allocated equitably among the Master Portfolios and other portfolios and accounts. For example, under certain circumstances, an investment opportunity may be restricted due to limited supply on the market, legal constraints or other factors, in which event the investment opportunity will be allocated equitably among those portfolios and accounts, including the Master Portfolios, seeking such investment opportunity. As a consequence, from time to time each Master Portfolio may receive a smaller allocation of an investment opportunity than they would have if the Portfolio Managers and BGFA and its affiliates did not manage other portfolios or accounts.

    Like the Master Portfolios, the other portfolios or accounts for which the Portfolio Managers are primarily responsible for the day-to-day portfolio management generally pay an asset-based fee to BGFA or BGI, as applicable, for its advisory services. One or more of those other portfolios or accounts, however, may pay BGI an incentive-based fee in lieu of, or in addition to, an asset-based fee for its advisory services. A portfolio or account with an incentive-based fee would pay BGI a portion of that portfolio’s or account’s gains, or would pay BGI more for its services than would otherwise be the case if BGI meets or exceeds specified performance targets. By their very nature, incentive-based fee arrangements could present an incentive for BGI to devote greater resources, and allocate more investment opportunities, to the portfolios or accounts that have those fee arrangements, relative to other portfolios or accounts, in order to earn larger fees. Although BGI has an obligation to allocate resources and opportunities equitably among portfolios and accounts and intends to do so, interestholders of the Master Portfolios should be aware that, as with any group of portfolios and accounts managed by an investment adviser and/or its affiliates pursuant to varying fee arrangements, including incentive-based fee arrangements, there is the potential for a conflict-of-interest, that may result in the Portfolio Managers’ favoring those portfolios or accounts with incentive-based fee arrangements.

    As of December 31, 2005, each Portfolio Manager receives a salary and is eligible to receive an annual bonus. Each Portfolio Manager’s salary is a fixed amount generally determined annually based on a number of factors, including, but limited to, the Portfolio Manager’s title, scope of responsibilities, experience and knowledge. Each Portfolio Manager’s bonus is a discretionary amount determined annually based on the overall profitability of the various Barclays Global Investors companies worldwide, the performance of the Portfolio Manager’s business unit, and an assessment of the Portfolio Manager’s individual performance. The Portfolio Manager’s salary and annual bonus are paid in cash. In addition, a Portfolio Manager may be paid a signing bonus or other amounts in connection with initiation of employment with BGFA. If a Portfolio Manager satisfied the requirements for being part of a “select group of management or highly compensated employees (within the meaning of ERISA section 401(a))” as so specified under the terms of BGI’s Compensation Deferral Plan, the Portfolio Manager may elect to defer a portion of his or her bonus under that Plan.

    Portfolio Managers may be selected, on a fully discretionary basis, for awards under BGI’s Compensation Enhancement Plan (“CEP”). Under CEP, these awards are determined annually, and vest after two years. At the option of the CEP administrators, the award may be “notionally invested” in funds managed by BGI, which means that the final award amount may be increased or decreased according to the performance of the BGI-managed funds over the two-year period.  If the award is not notionally invested, the original award amount is paid once vested.

    A Portfolio Manager may be granted options to purchase shares in Barclays Global Investors UK Holdings Limited (“BGI UK Holdings”), a company organized under the laws of England and Wales that directly or indirectly owns all of the Barclays Global Investors companies worldwide, which options vest in three equal installments over three years and are generally exercisable during prescribed exercise windows. Shares purchased must generally be held 355 days prior to sale. For such purposes, the value of BGI UK Holdings is based on its fair value as determined by an independent public accounting firm.

    As of December 31, 2005, neither Lisa Chen nor Patrick O’Connor beneficially owned any shares of the S&P 500 Index Master Portfolio.

Other Service Providers

Transfer Agent and Custodian.

    PFPC, Inc. acts as Transfer Agent for the Trust's shares.  Investors Bank & Trust Company acts as Custodian for securities and other assets of the Trust, and maintains certain related books and records on behalf of the Trust.

Independent Registered Public Accounting Firm.

    The Trust's Board of Trustees has appointed Deloitte & Touche LLP as the Trust's independent registered public accounting firm for the fiscal year ending December 31, 2006 subject to satisfactory negotiation of terms of engagement. Deloitte & Touche will conduct the annual audit of the Trust, and Deloitte Tax LLP, an affiliate, will prepare each Fund's federal and state income tax returns.

Legal Counsel.

   Paul, Hastings, Janofsky & Walker LLP, located at 55 Second Street, 24th Floor, San Francisco, California 94105, acts as legal counsel for the Trust, Trust's Adviser and Distributor.

BROKERAGE ALLOCATION AND OTHER PRACTICES

    When circumstances relating to a proposed transaction indicate that a particular broker-dealer is in a position to obtain the best price and execution, the order is placed by the Adviser or Sub-Adviser with that broker-dealer.  This may or may not be a broker-dealer who has provided research, statistical, or other related services to the Adviser or Sub-Adviser or has sold shares of the Funds.  Subject to the requirement of seeking the best available prices and execution, the Adviser or Sub-Adviser may, in circumstances in which two or more broker-dealers are in a position to offer comparable prices and execution, give preference to broker-dealers who have provided research, statistical, and other related services to the Adviser or Sub-Adviser for the benefit of the Trust. The Adviser is of the opinion that while such research and related services are useful in varying degrees, they are of indeterminable value and do not reduce the expenses of the Adviser. Broker-dealers used by the Stock Funds' Sub-Advisers to execute portfolio transactions for the Funds provide research services to the Sub-Advisers. Transactions in the other Funds were on the principal basis.

Because the S&P 500 Index Fund invests all of its assets in a corresponding Master Portfolio, set forth below is a description of the Master Portfolio’s policies governing portfolio securities transactions.

Purchases and sales of equity securities on a securities exchange usually are effected through brokers who charge a negotiated commission for their services. Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in light of generally prevailing rates. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, SEI Distributors Inc. or Barclays Global Investors Services. In the over‑the‑counter market, securities are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount.

Purchases of debt securities generally are principal transactions. Debt securities normally are purchased or sold from or to dealers serving as market makers for the securities at a net price. Debt securities also may be purchased in underwritten offerings or directly from an issuer. Generally debt obligations are traded on a net basis and do not involve brokerage commissions. The cost of executing transactions in debt securities consists primarily of dealer spreads and underwriting commissions.

Under the 1940 Act, persons affiliated with the Master Portfolio are prohibited from dealing with the Master Portfolio as a principal in the purchase and sale of portfolio securities unless an exemptive order allowing such transactions is obtained from the Commission or an exemption is otherwise available. A Master Portfolio may purchase securities from underwriting syndicates of which SEI is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Master Portfolio’s Board of Trustees.

The Master Portfolio has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Board of Trustees, BGFA is responsible for the Master Portfolio’s investment decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Master Portfolio to obtain the best overall terms taking into account the dealer’s general execution and operational facilities, the type of transaction involved and other factors such as the dealer’s risk in positioning the securities involved. BGFA generally seeks reasonably competitive spreads or commissions.

In assessing the best overall terms available for any transaction, BGFA considers factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. BGFA may cause the Master Portfolio to pay a broker/dealer that furnishes brokerage services a higher commission than that which might be charged by another broker/dealer for effecting the same transaction, provided that BGFA determines in good faith that such commission is reasonable in relation to the value of the brokerage services provided by such broker/dealer, viewed in terms of either the particular transaction or the overall responsibilities of BGFA.

Brokerage Commissions Paid.

Fiscal Year Ended December 31,

	2003	2004	2005
Balanced Fund	$15,074	$29,978	$46,329
Emerging Growth Fund	307,488	359,359	277,439
Strategic Income Fund	3,868	4,002	15,422
Global Growth Fund	178,488	159,377	222,844

Growth Opportunities Fund

	1,048,749	915,681	589,474
Strategic Growth Fund	69,299	81,725	71,420
Value Fund	73,920	24,754	45,869

    For the stated time periods, the Master Portfolio paid brokerage commissions as follows: for the fiscal years ended December 31, 2003, 2004 and 2005, $98,111, $103,291 and $56,934, respectively.

    The Bond Funds will effect transactions in financial and interest rate futures contracts on the Chicago Mercantile Exchange and other boards of trade through futures commissions merchants and at negotiated commissions.  The Stock Funds will effect transactions in stock index futures on boards of trade through futures commissions merchants and at negotiated commissions and transactions in forward foreign currency contracts on exchanges or in the spot market.

     There are occasions on which the Adviser or Sub-Adviser, on behalf of the Trust, may execute portfolio transactions concurrently with portfolio transactions in the same securities by other clients of the Adviser or Sub-Adviser, or for trusts or other accounts served by affiliated companies of the Adviser or  Sub-Adviser.  Although such concurrent trading potentially could be either advantageous or disadvantageous to the Trust, they will be effected only when the Adviser or  Sub-Adviser believes that to do so is in the best interests of the Trust.  When such concurrent trading occurs, the Adviser or Sub-Adviser will seek to average prices or otherwise allocate the executions in an equitable manner among the Trust and the other parties involved.

      Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, affiliated persons of the Master Portfolio including Stephens, Inc. or Barclays Global Investors Services. The Master Portfolio has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. It is the policy of the adviser to the Master Portfolio to obtain the best overall terms taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved.

    Certain of the brokers or dealers with whom the Master Portfolio may transact business offer commission rebates to the Master Portfolio. Such rebates are considered in assessing the best overall terms available for any transaction. The Master Portfolio may pay a broker/dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker/dealer for effecting the same transaction, provided that the adviser to the Master Portfolio determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker/dealer, viewed in terms of either the particular transaction or the overall responsibilities of the adviser. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond, and government securities markets and the economy.   As of December 31, 2005, the Funds and the Master Portfolio owned securities of their "regular brokers or dealers" or their parents, as defined in the 1940 Act, as follows:

	Shares or Units	Value

Balanced Fund

Morgan Stanley & Co., Inc. ……………………………...

Goldman Sachs & Co., Inc. ……………………………...

Bear Stearns & Co., Inc. …………………………….…...

Citigroup …………………………….…………………...

Credit Suisse First Boston …………………………….… Lehman Brothers, Inc. …………………………….……..

Merrill Lynch, Pierce, Fenner & Smith ……………..…...

	250,000 1,039,834 454,233 300,000 450,000 450,000 300,000	$276,390 1,073,682 928,342 327,302 472,384 501,976 309,371

Growth Opportunities Fund

Citigroup …………………………….…………………...

UBS AG…………………………………………………..

Bank of America Securities LLC ………………………...

Lehman Brothers, Inc. …………………………….……..

Goldman Sachs & Co., Inc……………………………….

JP Morgan & Co. Securities Inc………………………….

	42,150 111,500 86,936 6,300 1,925,730 177,200	$2,045,540 10,609,225 4,012,096 807,471 4,333,220 7,033,068

Global Growth Fund

Credit Suisse Group………………………………………

JP Morgan & Co. Securities, Inc. ….…………………….

Goldman Sachs & Co., Inc. ……………………………...

Citigroup …………………………….…………………..

Morgan Stanley & Co., Inc. ……………….……………..

	68,778 66,811 1,450,378 17,766 61,500	$3,500,419 2,651,729 1,450,378 862,184 3,489,510

Strategic Income Fund

Deutsche Bank ……………………..……………….…...

Credit Suisse First Boston …………………………….…

Lehman Brothers, Inc. …………………………….……..

Citigroup …………………………….…………………..

Morgan Stanley & Co., Inc. ……………………………..

JP Morgan & Co. Securities, Inc. ….…………………….

Bank of America Securities LLC ………………………..

Bear Stearns & Co., Inc. …………………………….…...

UBS ………………………………………………….…...

	28,220,163 42,384,323 4,716,634 4,116,765,756 5,932,137 5,610,974,693 62,146,833 90,000 7,822,800	$10,415,556 4,900,404 2,710,039 8,932,894 6,109,915 3,066,954 4,230,677 88,954 2,086,628

Emerging Growth Fund

Goldman Sachs & Co., Inc. ……………………………...	1,023,376	$1,023,376

Money Market Fund

Deutsche Bank…………………………………………… Credit Suisse First Boston………………………………...	4,500,000 5,000,000	$4,499,796 5,000,022

Value Fund

JP Morgan & Co. Securities, Inc. ….……………………. Bank of America Securities LLC ………………………...	94,600 23,500	$3,754,674 1,084,525

	Shares or Units	Value

American Enterprise Bond Fund

JP Morgan & Co. Securities Inc………………………….

Citigroup …………………………….…………………...

Lehman Brothers, Inc…………………………………….

Bear Stearns & Co., Inc…………………………………..

Credit Suisse First Boston Corp………………………….

Morgan Stanley & Co., Inc. ……………………………...

Goldman Sachs & Co., Inc. ……………………………...

Merrill Lynch, Pierce, Fenner & Smith ……………..…...

	2,111,384 727,198 744,598 265,000 230,000 125,000 370,000 265,000	$2,118,967 742,489 743,635 261,920 234,621 134,359 380,611 261,701

U.S. Government and Mortgage Fund

Lehman Brothers, Inc. …………………………….…….. JP Morgan & Co. Securities Inc…………………………. Bank of America Securities LLC………………………… Citigroup………………………………………………….	3,581,721 3,136,927 5,547,800 1,250,000	$3,576,940 3,152,173 5,509,796 1,263,028

Master Portfolio

Lehman Brothers, Inc. …………………………….……..

Merrill Lynch, Pierce, Fenner & Smith ……………..…...

Morgan Stanley & Co., Inc. ……………………………...

Bear Stearns & Co., Inc. …………………………….…...

Credit Suisse First Boston …………………………….…

Goldman Sachs & Co., Inc. ……………………………...

UBS ………………………………………………….…...

Bank of America Securities LLC ………………………...

Citigroup …………………………….…………………..

JP Morgan & Co. Securities, Inc. ….……………………

7,777,509 194,885 7,466,712 23,944 4,246,358 95,609 5,790,488 10,501,590 1,072,143 741,202	$15,008,141 13,199,561 20,208,987 2,766,250 4,246,358 12,210,225 5,790,488 48,914,126 52,031,100 29,418,307

Disclosure of Portfolio Holdings.

The Funds have adopted, and the Board of Trustees has approved, policies and procedures designed to monitor the dissemination of the Funds portfolio holdings.

    No disclosure of portfolio holdings information may be made to any person or entity except as follows:

    The Funds disclose their portfolio holdings quarterly, in their Annual and Semi-Annual Reports, as well as in filings with the SEC no later than 60 days after the end of the applicable quarter.

    To the extent permitted under applicable law, the Funds’ chief compliance officer has authorized the release of information regarding the Funds’ holdings on a daily basis to providers of custody, pricing, proxy voting, accounting, auditing and research and trading services to the Funds, currently including:

Investors Bank & Trust Company, in connection with the provision of services as the Funds’ Custodian, Administrator and Securities Lending Agent;

Third-party providers of proxy voting services, such as Institutional Shareholder Service (ISS) and Automatic Data Processing (ADP);

Deloitte & Touche LLP, the Funds’ independent registered public accounting firm, in connection with the provision of services related to the audit of the Funds’ financial statements and certain non-audit services; and

Third-party providers of pricing services, such as FT Interactive Data.

In addition to this list of recipients, the Funds’ chief compliance officer, upon receiving a specific request for a list of portfolio holdings, may decide to provide this information after concluding that disclosure of portfolio holdings is in the best interests of fund shareholders. Such disclosure is only permitted if the Funds’ chief compliance officer concludes that it is being done in a manner that, among other things, does not put the interests of the Funds’ investment adviser, distributor, or any affiliated person of the Funds, the investment adviser or the distributor, above those of fund shareholders.

If disclosure is permitted, such information is strictly limited to the intended purpose that the Funds’ chief compliance officer believes is reasonably necessary in connection with the services to be provided and made subject to the terms of a written confidentiality agreement. The terms of the written confidentiality agreement include using the information only for its intended purpose and prohibiting trades based on this information.

The Funds’ portfolio holdings information may not be disseminated for compensation.

CAPITAL STOCK AND OTHER SECURITIES

The Trust's Board of Trustees has authorized two classes of shares of beneficial interest (Class A and Class B) for each Fund, which constitute the Trust's shares of capital stock.  There are currently no Class B shares outstanding and such shares are not being offered for sale.

   The Trust does not normally hold annual shareholders meetings. Meetings of shareholders will be held as determined by the Board of Trustees or as required by the 1940 Act or other applicable law.  Shareholder meetings may be called for such matters as electing Trustees, approving investment advisory agreements or making a change to a Fund's fundamental policies. Each shareholder is entitled to one vote per share on matters affecting that Fund and on general matters.  Shareholders of a particular Class have the exclusive right to vote by Class on matters determined by the Board to affect only that Class. On all other matters submitted to a vote of the shareholders, the holders of separate Classes of shares of a Fund vote together as a single Class.  A meeting must be held within 60 days in the event that, at any time, less than a majority of the Trustees holding office were elected by shareholders.  Holders of 10% of the shares of a Fund may require a shareholder meeting for any reason, including removal of a Director.

     The Trust currently issues only one class of shares of beneficial interest of each separate series of shares which share in proportional ownership of the assets of that series. There are no cumulative voting rights nor are there any extraordinary limitations to the rights and privileges of ownership and redemption.

                    PURCHASE, REDEMPTION AND PRICING OF SHARES

Prices of Shares.

    The price to be paid by an investor for shares of a Fund, after receipt by the Funds' shareholder Services Agent (the “Agent”) of a request in good order, is the next determined net asset value per share which the Trust calculates once daily as of the close of regular trading (normally 4:00 p.m., New York time) each business day the New York Stock Exchange ("NYSE") is open for unrestricted trading.  The NYSE is currently scheduled to be closed on New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday.

Stock and Bond Funds.

    In determining the net asset value per share of each Stock Fund and Bond Fund, the fair value of all securities, determined as described below, is added to the fair value any other assets to arrive at total assets. Each Fund's liabilities, including proper accruals of taxes and other expense items, are deducted from total assets and a net asset figure is obtained. The net asset figure obtained as described above is then divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearer cent, is the net asset value per share.  For purposes of determining the net asset value per share of each Stock Fund, all assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the mean between the bid and offer prices of such currencies against U.S. dollars last quoted by any major bank and any changes in the value of forward contracts are included in the determination of net asset value.

    The Trust values fixed-income portfolio securities including U.S. Treasury obligations, and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, certificates of deposit issued by banks or savings and loan associations, commercial paper, corporate short-term notes and other short term investments with original or remaining maturities in excess of 60 days at the mean of representative quoted bid and asked prices for such securities or, if such prices are not available, for securities of comparable maturity, quality and type.  In circumstances where the Adviser or Sub-Adviser deems it appropriate to do so, prices obtained for the day of valuation from a bond pricing service will be used.  The Trust amortizes to maturity all securities with 60 days or less to maturity based on their cost to a Fund if acquired within 60 days of maturity or, if already held by a Fund on the 60th day, based on the value determined on the 61st day.

    The Trust deems the maturities of variable or floating rate instruments, or instruments which a Fund has the right to sell at par to the issuer or dealer, to be the time remaining until the next interest rate adjustment date or until they can be resold or redeemed at par.

    The Trust values equity securities listed or traded on an exchange at their last sales price on the exchange where the security is principally traded.  Lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day.  Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices, based upon quotes furnished by market makers for such securities.  Each security reported on the NASDAQ National Market System is valued at the NASDAQ "Official Closing Price" if approved by the Board.  These procedures need not be used to determine the value of debt securities owned by the Fund if, in the opinion of the Board of Trustees some other method (e.g. the mean between closing over-the-counter bid and asked prices in the case of debt instruments traded on an exchange) would more accurately reflect their fair value.  A security which is listed or traded on more than one exchange is valued at the quotation of the exchange determined by the Adviser to be the primary market for such security.  Shares of open end investment companies are valued at net asset value per share. Short-term obligations are valued at amortized cost, which constitutes fair value as determined by the Board.

    Securities for which market quotes are not readily available and all other securities and other assets of the Fund are appraised at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. These procedures provide a number of factors to be taken into account by a Pricing Committee composed of members of the Fund's management and representatives of the relevant portfolio management team. The Board generally reviews reports of these fair value determinations at its regular meetings, unless a valuation matter requires its earlier attention.

    With regard to the S&P 500 Index Fund, in determining the Master Portfolio’s net asset value, the Master Portfolio’s investments are generally valued using market valuations.  A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost.  In the case of shares of other funds that are not traded on an exchange, a market valuation means such fund’s published net asset value per share.  BGFA may use various pricing services or discontinue the use of any pricing service. A price obtained from a pricing service based on such pricing services valuation matrix may be considered a market valuation.

Money Market Funds.

    It is the Trust's policy to use its best efforts to maintain a constant per share price for the Money Funds equal to $1.00.

    The portfolio instruments of the Money Funds are valued on the basis of amortized cost.  This involves valuing an instrument at its cost initially and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.  While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument.

    The valuation of each Fund's portfolio instruments based upon their amortized cost and simultaneous maintenance of each Fund's per share net asset value at $1.00 are permitted by Rule 2a-7 under the 1940 Act.  Under this rule, each Money Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of one year or less, and invest only in securities determined by the Board of Trustees, and as required by the rule, to be of high quality with minimal credit risks.  High quality is defined as the top two quality rating grades as rated by any two nationally recognized statistical rating organizations ("NRSRO"), or by one NRSRO if rated by only one, or if not rated by an NRSRO, of comparable quality as determined by the Adviser or Sub-Adviser.

    In accordance with the rule the Board of Trustees has established procedures designed to stabilize, to the extent reasonably practicable, each Fund's price per share as computed for the purpose of sales and redemptions at $1.00.  Such procedures include review of each Fund's portfolio holdings by the Board of Trustees, at such intervals as they may deem appropriate, to determine whether the net asset value of a Fund calculated by using available market quotations or market equivalents deviates from $1.00 per share based on amortized cost.  The rule also provides that the extent of any deviation between a Fund's net asset value based upon available market quotations or market equivalents and $1.00 per share net asset value based on amortized cost must be examined by the Trustees.  In the event the Board of Trustees determines that a deviation exists which may result in material dilution or is otherwise unfair to investors or existing shareholders, they must cause a Fund to take such corrective action as they regard as necessary and appropriate, including: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or paying distributions from capital or capital gains; redeeming shares in kind; or establishing a net asset value per share by using available market quotations.

Payment and Terms of Offering.

    Payment of shares purchased must accompany the purchase order either by check or by wire made payable to the Fund or to Atlas Funds and sent to the Agent.  As a condition of this offering, if the Trust cancels an order to purchase shares due to nonpayment (for example, on account of a check returned for "not sufficient funds"), the person who made the order will be responsible for any loss incurred by a Fund by reason of such cancellation, and if such purchaser is a shareholder, the Trust shall have the authority as agent of the shareholder to redeem shares in his account for their then-current net asset value per share to reimburse the Trust for the loss incurred.  The Trust may prohibit future orders from investors whose purchase orders have been canceled due to nonpayment. The Distributor or the Adviser will reimburse the Fund for any such losses not recovered from the shareholder.

     The Trust reserves the right to change the generally applicable minimum initial or subsequent investment amounts at any time upon disclosure of such change in the prospectus or a supplement.  The Trust may waive or reduce the minimum initial or subsequent investment amount without prior prospectus disclosure for types of accounts involving scheduled continuous investments such as automatic purchase plans and employee benefit plan investment programs.  For purposes of determining eligibility for reduced minimum initial amounts, "employee accounts" are defined as accounts of officers, Trustees, current or retired employees of Golden West Financial Corporation and its operating subsidiaries.  An order to purchase shares is not binding on the Trust until the Agent confirms it in writing (or by other arrangements made with the Trust, in the case of orders utilizing wire transfer of funds) and the Trust receives payment.  Any purchase order or exchange may be rejected by the Trust or the Distributor prior to confirmation, and the Trust reserves the right, upon prior written notice to a shareholder, to refuse to accept any additional purchase or exchange requests from the shareholder.

The Shareholder Account.

    When an investor makes an initial investment in a Fund, a shareholder account is opened in accordance with the investor's instructions on the account application.  A shareholder will receive from the Agent a confirmation statement showing the current transaction and a summary of the status of the account as of the transaction date after each investment, redemption (except for a redemption by Checkwriting), exchange of Atlas Fund shares or any payment or reinvestment of dividends or distributions.  The minimum redemption amounts and minimum account balances described in the Prospectus do not apply to mandatory periodic payments under an IRA or SEP Plan or other qualified benefit plan.

OTHER INVESTMENT AND REDEMPTION SERVICES

Telephone Redemptions.

     When utilizing the telephone redemption service, the shareholder must give the full registration name, address, number of shares to be redeemed, account number and name of the Fund in order for the redemption request to be processed. A corporation, partnership or other entity wishing to utilize the telephone redemption services must have on file with the Trust a Securities Transaction Form indicating the name, title and the person authorized to act on its behalf. For a corporation, the Securities Transaction Form must be signed by a duly authorized officer(s) and the signature guaranteed or the corporate seal affixed.

    Any changes or exceptions (made more than 30 days from the election of the feature) to the original instructions of a shareholder with respect to telephone redemption must be made in writing, with signature(s) guaranteed, and will be effective upon receipt by the Agent.  The Agent and the Trust reserve the right to refuse any telephone instructions and may discontinue the aforementioned redemption option upon 30 days' written notice.

Redemptions in Kind.

    It is possible that unusual conditions may arise in the future which would, in the opinion of the Board of Trustees of the Trust, make it undesirable for a Fund to pay for all redemptions in cash. In such cases, the Board may authorize payment to be made in readily marketable portfolio securities or other property of a Fund.  The Trust would value securities delivered in payment of redemptions at the same value assigned to such securities in computing the net asset value per share.  Shareholders receiving such securities would incur brokerage costs when they sell these securities.  If the Trust so elects, however, it must pay in cash all redemptions with respect to any shareholder during any 90-day period in an amount equal to the lesser of (i) $250,000 or (ii) 1% of the net asset value of a Fund at the beginning of such period.

Checkwriting Redemptions.

     The checkwriting feature available for Atlas money and bond fund accounts does not create a bank or savings and loan checking account or any banking relationship between you and the fund or any bank or savings and loan association.  A "check" is merely an instruction to the Shareholder Service Agent to process a redemption.  Because the Agent is not a depository institution, it can give no assurance that a stop payment order will be effective.

TAXATION OF THE FUNDS

    Each Fund intends to continue to meet all the requirements and to elect the tax status of a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986 (the "Code").  If a Fund distributes within specified times at least 90% of its taxable and tax-exempt net investment income, it will be taxed only on that portion, if any, which it retains.

    To so qualify under Subchapter M, a Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income derived with respect to its business of investing in stock, securities or currencies.  To qualify, a Fund must also diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund's assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities, limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies) or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses.

    If for any reason a Fund failed to qualify under Subchapter M, then such Fund would be taxable as a regular corporation under Subchapter C of the Code, with the result that, among other things, (i) the Fund would not be entitled to a deduction for distributions made to the shareholders, subjecting the net marginal rates of up to 39%, and (ii) distributions made to the shareholders would be treated as corporate distributions taxable as dividends to the extent of earnings and profits of the Fund.

    The S&P 500 Index Fund seeks to qualify as a regulated investment company by investing substantially all of its assets in the Master Portfolio. Under the Code, the Master Portfolio is treated as a non-publicly traded partnership rather than as a regulated  investment company or a corporation. As a non-publicly traded partnership, any interest, dividends, gains and losses of the Master Portfolio shall be deemed to have been "passed through" to the Fund (and the Master Portfolio's other investors) in proportion to the Fund's ownership interest in the Master Portfolio. Therefore, to the extent that the Master Portfolio were to accrue but not distribute any interest, dividends, or gains, the Fund would be deemed to have realized and recognized its proportionate share of interest, dividends or gains without receipt of any corresponding cash distribution. However, the Master Portfolio will seek to minimize recognition by its investors (such as the Fund) of interest, dividends and gains without a corresponding cash distribution.

    Even though a Fund qualifies as a "regulated investment company," it may be subject to certain federal excise taxes unless the Fund meets certain additional distribution requirements.  Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gain net income (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year), and (iii) the sum of any untaxed, undistributed taxable net investment income and net capital gains of the regulated investment company for prior periods.  The term "distributed amount" generally means the sum of (i) ordinary income and capital gain net income actually distributed by a Fund in the current year and (ii) any amount on which a Fund pays income tax for the year.  Each Fund intends to continue to meet these distribution requirements to avoid the excise tax liability.

    To the extent that dividends received by a Fund would qualify for the 70% dividends received deduction available to corporations or the reduced maximum rate available to individuals, a Fund must designate in a written notice to shareholders, mailed not later than 60 days after the close of its taxable year, the amount of the Fund's dividends that would be eligible for this treatment.

    Dividends generally are taxable to shareholders at the time they are paid. However, dividends declared in October, November and December and made payable to shareholders of record in such a month are treated as paid and are thereby taxable as of December 31, provided that the Fund pays the dividend during January of the following year.

Long-Term Capital Gains.

    Each Fund also intends to distribute to shareholders all of the excess of net long-term capital gain over net short-term capital loss realized on sales of portfolio securities.   Any dividend or capital gain distribution paid by a Fund has the effect of reducing the net asset value per share on the record date by the amount of the distribution.  Therefore, such a distribution paid shortly after a purchase of shares would represent, in substance, a return of capital to the shareholder, to the extent that it is paid on the shares so purchased, even though subject to income taxes.  A sale of shares by a shareholder at net asset value at that time would establish a capital loss for federal tax purposes.

Foreign Shareholders.

    Under the Code, distributions of net investment income by a Fund to a shareholder who, as to the U.S., is a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or lower treaty rate).  Withholding will not apply if a dividend paid by a Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens or domestic corporations will apply. Distributions of net long-term capital gains are not subject to tax withholding, but in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at a rate of 30% if the individual is physically present in the U.S. for more than 182 days during the taxable year.  Each Fund may be required to pay withholding and other taxes imposed by foreign countries which would reduce a Fund's investment income, generally at rates from 10% to 40%.  Tax conventions between certain countries and the United States may reduce or eliminate such taxes. To the extent a Fund does pay foreign withholding or other foreign taxes on certain of its investments, investors will not be able to deduct their pro rata shares of the such taxes in computing their taxable income and will not be able to take their share of such taxes as a credit against their United States income taxes.

     As a general policy, however, shares of the Funds are not made available to persons who do not have a residence within the United States of America or its territories.

Other Matters.

    Investors should be aware that the investments to be made by the Bond Funds may involve sophisticated tax rules such as the original issue discount and mark to market rules that would result in income or gain recognition without corresponding current cash receipts. Although these Funds will seek to avoid significant noncash income, such noncash income could be generated.  Investors should be aware that the Stock Funds and the Strategic Income Fund may invest in securities issued by foreign companies or governments and traded in foreign markets.

Tax Aspects of Covered Calls and Hedging Transactions.

    Certain foreign currency exchange contracts in which a Fund may invest are treated as "section 1256 contracts."  Gains or losses relating to section 1256 contracts generally are characterized under the Code as 60% long-term and 40% short-term capital gains or losses.  However, foreign currency gains or losses arising from certain section 1256 contracts generally are treated as ordinary income or loss.  In addition, section 1256 contracts held by a Fund at the end of each taxable year are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized.  These contracts also may be marked-to-market for purposes of the excise tax applicable to investment company distributions and for other purposes under rules prescribed pursuant to the Code.  An election can be made by a Fund to exempt these transactions from this mark-to-market treatment.

    Certain forward contracts entered into by a Fund may result in "straddles" for federal income tax purposes.  The straddle rules may affect the character of gains (or losses) realized by a Fund on straddle positions.  Generally, a loss sustained on the disposition of a position making up a straddle is allowed only to the extent such loss exceeds any unrecognized gain in the offsetting positions making up the straddle.  Disallowed loss is generally allowed at the point where there is no unrecognized gain in the offsetting positions making up the straddle, or the offsetting position is disposed of.

    Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of foreign currency forward contracts, gains or losses attributable to fluctuations in the value of a foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss.  Currency gains and losses may be offset against market gains and losses before determining a net "Section 988" gain or loss under the Code, which may increase or decrease the amount of a Fund's investment company income available for distribution to its shareholders.

Special Tax Considerations for the Municipal Funds.

General.

    The percentage of total dividends paid by the Municipal Funds with respect to any taxable year and qualified for exclusion from gross income ("exempt-interest dividends") will be the same for all shareholders receiving dividends during such year.  In order for the Municipal Funds to pay exempt-interest dividends during any taxable year, at the close of each fiscal quarter at least 50% of the aggregate value of the Municipal Funds' assets must consist of tax-exempt securities.  In addition, each of the Municipal Funds must distribute 90% of the aggregate interest excludable from gross income and 90% of the investment company taxable income earned by the Municipal Fund during the taxable year.  Not later than 60 days after the close of its taxable year, each Municipal Fund will notify each shareholder of the portion of the dividends paid by the Municipal Fund to the shareholder with respect to such taxable year which constitutes exempt-interest dividends.  The aggregate amount of dividends so designated cannot, however, exceed the excess of the amount of interest excludable from gross income from tax under Section 103 of the Code received by the Municipal Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code.

    The Code treats interest on private activity bonds, as defined therein, as an item of tax preference subject to an alternative minimum tax on individuals at a rate of up to 28% and on corporations at a rate of 20%.  The Municipal Funds are not restricted in the percentage of securities subject to the alternative minimum tax they may hold or the amount of income subject to the alternative minimum tax they may distribute.

     Further, under the Code corporate shareholders must include federal exempt-interest dividends in their adjusted current earnings for calculation of corporate alternative minimum taxable income.

    Substantially all "investment company taxable income" earned by the Municipal Funds will be distributed to shareholders.  In general, a Municipal Fund's investment company taxable income will be its taxable income (for example, its short-term capital gains) subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year.  The Municipal Funds would be taxed on any undistributed investment company taxable income.  Since it is intended that any such taxable income will be distributed, it will be taxable to shareholders as ordinary income.  Similarly, distributions of capital gains, if any, will be taxable to shareholders.  Market discount earned on tax-exempt obligations will not qualify as tax-exempt income.

California.

     Like the Municipal Funds, the California Funds are subject to federal tax under Subchapter M of the Code (as described above). With respect to taxation by California, in general, California has adopted federal law with respect to the taxation of regulated investment companies and their shareholders.  In any year in which a California Fund qualifies as a regulated investment company under the Code and, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of that California Fund consists of bonds the interest on which (when held by an individual) is exempt from personal income taxation under California law ("California Exempt Securities"), then that California Fund will be qualified to pay dividends exempt from California personal income tax (hereinafter referred to as "California exempt-interest dividends").  The California Funds intend to qualify under the above requirement so that they may pay California exempt-interest dividends.  If a California Fund fails to so qualify, no part of that California Fund's dividends will be exempt from California personal income tax.  Even if a California Fund qualifies under the above requirement, any dividends paid to corporate shareholders subject to the California franchise tax will be taxed as ordinary dividends to such shareholders.

    Not later than 60 days after the close of its taxable year, each California Fund will notify each of its shareholders of the portion of the dividends exempt from California personal income tax paid by such fund to the shareholder with respect to such taxable year.  The total amount of California exempt-interest dividends paid by a California Fund to all of its shareholders with respect to any taxable year cannot exceed the amount of interest received by the California Fund during such year on California-Exempt Securities less any expenses or expenditures (including any expenditures attributable to the acquisition of securities of another California tax-exempt fund and dividends paid to the California Fund's corporate shareholders) that are deemed to have been paid from such interest.  Dividends paid to individual shareholders by the California Fund in excess of this limitation will be treated as ordinary dividends subject to California personal income tax at ordinary rates.  For purposes of the limitation, expenses or other expenditures paid during any year generally will be deemed to have been paid with funds attributable to interest received by the California Fund from California-Exempt Securities for such year in the same ratio as such interest from California-Exempt Securities bears to the total gross income earned by the Fund for the year.  The effect of this accounting convention is that amounts of interest from California-Exempt Securities received by the California Fund that would otherwise be available for distribution as California exempt-interest dividends will be reduced by the expenses and expenditures deemed to have been paid from such amounts.

    In cases where shareholders are "substantial users" or "related persons" with respect to California-Exempt Securities held by a California Fund, such shareholders should consult their tax advisers to determine whether California exempt-interest dividends paid by the California Fund with respect to such obligations retain their California corporate or personal income tax exclusion. In this connection, rules similar to those regarding the possible unavailability of federal exempt-interest dividend treatment to "substantial users" are applicable for California state tax purposes.

    Long-term and/or short-term capital gain distributions will not constitute California exempt-interest dividends and will be subject to California tax. Moreover, interest on indebtedness incurred by a shareholder to purchase or carry California Funds shares is not deductible for California corporate or personal income tax purposes if the California Fund distributes California exempt-interest dividends during the shareholder's taxable year.

Other Matters.

    Shares of the Municipal Funds would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and individual retirement accounts since such plans and accounts are generally tax-exempt and, therefore, would not gain any additional benefit from the tax-exempt nature of Municipal Funds' dividends, and such dividends would be ultimately taxable to the beneficiaries when distributed to them.  In addition, the Municipal Funds may not be an appropriate investment for entities which are "substantial users" of facilities financed by industrial development bonds or "related persons" thereof.  "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, or who occupies more than 5% of the usable area of such facilities or for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S Corporation and its shareholders.

    Interest on indebtedness incurred by a shareholder to purchase or carry Municipal Fund shares is not deductible for federal income tax purposes if the Municipal Fund distributes exempt-interest dividends during the shareholder's taxable year.  If a shareholder receives an exempt-interest dividend with respect to any share and such share is held for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the amount of such exempt-interest dividend.

*          *          *

    The foregoing is a general abbreviated summary of present United States federal income taxes and, as to the California Funds, of California franchise and income taxes on dividends and distributions by each Fund. Investors are urged to consult their own tax advisers for more detailed information and for information regarding any foreign, state and local taxes applicable to dividends and distributions received.

UNDERWRITERS

     The Trust has entered into a Principal Underwriting Agreement with the Distributor, 794 Davis Street, San Leandro, California, which serves as the sole underwriter and Distributor, on a continuous basis of each Fund's shares.  The Distributor, like the Adviser, is a wholly-owned subsidiary of Golden West Financial Corporation.

    The Principal Underwriting Agreement contains indemnification provisions similar to those of the Advisory Agreement.

FINANCIAL STATEMENTS

    The Trust's audited financial statements for its fiscal year ended December 31, 2005, as contained in the Annual Report to Shareholders for the fiscal year ended December 31, 2005 (the "Annual Report"), are incorporated herein by reference to the Annual Report which has been filed with the SEC.  Such financial statements of the Trust have been audited by the Trust's independent registered public accounting firm, Deloitte & Touche LLP, whose report thereon appears in such Annual Report; such financial statements have been incorporated herein by reference in reliance upon such report of Deloitte & Touche LLP, given upon their authority as experts in accounting and auditing.

    The financial statements of the S&P 500 Index Master Portfolio have been audited by the independent registered public accounting firm of PricewaterhouseCoopers LLP, whose report thereon appears in such Annual Report; such financial statements have been incorporated herein in reliance upon such report of those independent registered public accounting firms, given upon their authority as experts in accounting and auditing. Any person not receiving the Annual Report previously or with this Statement should call or write the Trust to obtain a free copy.

APPENDIX A

INDUSTRY CLASSIFICATIONS

Aerospace/Defense                               Food and Drug Retailers

Air Transportation                                             Gas Utilities*

Asset-Backed                                                   Gold

Auto and Equipment                              Health Care/Drugs

Automotive                                            Health Care/Supplies & Services                        Bank Holding Companies                              Homebuilders/Real Estate

Banks                                                    Hotel/Gaming

Beverages                                            Industrial Services

Broadcasting                                         Information Technology

Broker-Dealers                                                 Insurance

Building Materials                                   Leasing & Factoring

Cable Television                                    Leisure

Chemicals                                             Manufacturing

Commercial Finance                              Metals/Mining

Communication Equipment                     Nondurable Household Goods

Computer Hardware                              Office Equipment

Computer Software                               Oil - Domestic

Conglomerates                                      Oil - International

Consumer Finance                                             Paper

Consumer Services                                 Photography

Containers                                             Publishing

Convenience Stores                                           Railroads & Truckers

Department Stores                                            Restaurants

Diversified Financial                                          Savings & Loans

Diversified Media                                              Shipping

Drug Wholesalers                                              Special Purpose Financial

Durable Household Goods                      Specialty Retailing

Education                                               Specialty Printing

Electric Utilities                                       Steel

Electrical Equipment                              Telecommunications - Long Distance

Electronics                                             Telephone - Utility

Energy Services                                                Textile, Apparel & Home Furnishings

Entertainment/Film                                 Tobacco

Environmental                                       Trucks and Parts

Food                                                      Wireless Services

---------------------------

*For purposes of the Fund's investment policy not to concentrate in securities of issuers in the     same industry, gas utilities and gas transmission utilities each will be considered a separate industry.

APPENDIX B

PROXY VOTING PROCEDURES

Atlas Funds and Atlas Insurance Trust

Boston Safe Advisors (Mellon Financial Corporation)

Hotchkis and Wiley Capital Management LLC

New York Life Investment Management LLC

OppenheimerFunds, Inc.

Renaissance Investment Management

Turner Investment Partners, Inc.

Barclays Global Fund Advisors

Atlas Funds

Atlas Insurance Trust

Atlas Advisers, INc

Proxy Voting Policy and Procedures

August 16, 2005

The Atlas Funds and Atlas Insurance Trust (collectively referred to as the “Trusts”) and Atlas Advisers, Inc. (the “Adviser”) have adopted the following policy and procedures with respect to voting proxies relating to portfolio securities held by the Trusts’ investment portfolios (“Funds”).

Policy

The policy of the Trusts is to delegate the responsibility for voting proxies relating to portfolio securities held by the Funds to the Adviser as a part of the Adviser’s general management of the Funds, subject to the Board’s continuing oversight.  The Board may revoke the adviser’s authority to vote proxies, in whole or in part, at any time.

The Adviser has delegated the responsibility for voting proxies relating to portfolio securities held by a Fund to the sub-adviser retained to provide investment advisory services to such Fund (each a “Sub-Adviser”) in accordance with their own proxy voting policies and procedures.  The Adviser may revoke a Sub-Adviser’s authority to vote proxies, in whole or in part, at any time.

The Adviser provides portfolio management services to the Atlas Fund of Funds and Atlas Balanced Growth Portfolio and may provide similar services to future funds, which invest exclusively in series of Atlas Funds (collectively referred to as Funds of Funds).  The Adviser’s Investment Committee (the “Committee”) will review and vote all proxies issued by the underlying Atlas Funds in each Fund of Funds.   Unless there is an affirmative decision to the contrary, the Committee will generally vote these proxies as recommended by the Board of Trustees of the Atlas Funds.

The Trusts hold the right to vote proxies with respect to portfolio securities held by the Funds.  The Adviser or Sub-Adviser, to which authority to vote on behalf of any Fund is delegated, acts as a fiduciary of the Fund and must vote proxies in a manner consistent with the best interest of the Fund and its shareholders.

The Adviser retains the right to recall any loaned securities subject to a proxy vote, if it is known by the Adviser that such a vote concerns a material issue or event (e.g., a merger).

Procedures

Conflict of Interest

The Adviser and Sub-Adviser have a fiduciary responsibility to identify and address any conflicts of interest.  For this purpose, a “conflict of interest” shall be deemed to occur when the Adviser, Sub-Adviser or an affiliated person of the Adviser or Sub-Adviser has a financial interest in a matter to be voted by proxy on behalf of a Fund, which may compromise the Adviser’s or Sub-Adviser’s independence of judgment and action in voting the proxy.

When reviewing a proxy to be voted on behalf of any Funds of Funds, if the Committee deems that a conflict of interest exists, the Committee will disclose the conflict to the Trusts’ Board and submit such proxy to the Board for voting instructions.  If, as a result of a conflict of interest, the Board is unable to come to a consensus on voting such proxy, the Adviser may employ the services of an independent third party “proxy services firm” to vote the proxy.

At least annually, the Adviser and each Sub-Adviser with authority to vote proxies on behalf of any Fund shall provide to the Board a record of each proxy voted that the Adviser or Sub-Adviser has identified as involving a conflict of interest.  The report will indicate the nature of the conflict of interest and how that conflict was resolved with respect to voting the proxy.

Annual Review of Policies and Procedures

At least annually, the Chief Compliance Officer of the Trusts will affirm to the Board that the Adviser and each Sub-Adviser with authority to vote proxies on behalf of any Fund have adopted written policies and procedures that: i) are reasonably designed to ensure that proxies are voted in the best interests of the Fund and its shareholders and ii) have provisions to address conflicts of interest.

Annual Filing of Proxy Voting Record

The Trusts shall file an annual report of each proxy voted with respect to portfolio securities of the Funds during the 12-month period, ended June 30, on Form N-PX no later than August 31st of each year. The Adviser and each Sub-Adviser with authority to vote proxies on behalf of any Fund shall assist in facilitating the filing of Form N-PX by providing a record of each proxy voted on behalf of the Fund’s portfolio securities.

Proxy Voting Disclosures

Each Trust shall include in its Statement of Additional Information (“SAI") a description of the proxy voting policies and procedures used by the Adviser and by a Sub-Adviser with authority to vote proxies on behalf of any Fund.  A statement shall be included in each Trusts’ SAI disclosing that information regarding the Trusts’ proxy voting record during the most recent 12-month period, ended June 30, is available without charge, upon request, by calling the Trusts’ toll-free telephone number or on the SEC website.

The Trusts shall include in its Annual and Semi-Annual Reports to shareholders a statement that a description of the Policies and Procedures of the Trusts and information regarding the Trusts’ proxy voting record for the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Trusts’ toll-free telephone number or on the SEC website.

MELLON FINANCIAL CORPORATION

(Boston Safe Advisors)

PROXY VOTING POLICY

(Approved  08/20/04)

1. Scope of Policy  -  This Proxy Voting Policy has been adopted by the investment advisory subsidiaries of Mellon Financial Corporation (“Mellon”), the investment companies advised by such subsidiaries (the “Funds”), and the banking subsidiaries of Mellon (Mellon’s investment advisory and banking subsidiaries are hereinafter referred to individually as a “Subsidiary” and collectively as the “Subsidiaries”).

2. Fiduciary Duty  -  We recognize that an investment adviser is a fiduciary that owes its clients a duty of utmost good faith and full and fair disclosure of all material facts.  We further recognize that the right to vote proxies is an asset, just as the economic investment represented by the shares is an asset.  An investment adviser's duty of loyalty precludes the adviser from subrogating its clients' interests to its own.  Accordingly, in voting proxies, we will seek to act solely in the best financial and economic interests of our clients, including the Funds and their shareholders, and for the exclusive benefit of pension and other employee benefit plan participants.  With regard to voting proxies of foreign companies, Adviser weighs the cost of voting, and potential inability to sell, the shares against the benefit of voting the shares to determine whether or not to vote.

3. Long-Term Perspective  -  We recognize that management of a publicly-held company may need protection from the market’s frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services.

4. Limited Role of Shareholders  -  We believe that a shareholder’s role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its managers and voting on matters which properly come to a shareholder vote.  We will carefully review proposals that would limit shareholder control or could affect shareholder values.

5. Anti-takeover Proposals  -  We generally will oppose proposals that seem designed to insulate management unnecessarily from the wishes of a majority of the shareholders and that would lead to a determination of a company’s future by a minority of its shareholders.  We will generally support proposals that seem to have as their primary purpose providing management with temporary or short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors and otherwise achieve identified long-term goals to the extent such proposals are discrete and not bundled with other proposals.

6. “Social” Issues  - On questions of social responsibility where economic performance does not appear to be an issue, we will attempt to ensure that management reasonably responds to the social issues.  Responsiveness will be measured by management's efforts to address the particular social issue including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. We will pay particular attention to repeat issues where management has failed in the intervening period to take actions previously committed to.

With respect to clients having investment policies that require proxies to be cast in a certain manner on particular social responsibility issues, proposals relating to such issues will be evaluated and voted separately by the client’s portfolio manager in accordance with such policies, rather than pursuant to the procedures set forth in section 7.

7. Proxy Voting Process  -  Every voting proposal is reviewed, categorized and analyzed in accordance with our written guidelines in effect from time to time.  Our guidelines are reviewed periodically and updated as necessary   to reflect new issues and any changes in our policies on specific issues.  Items that can be categorized will be voted in accordance with any applicable guidelines or referred to the Mellon Proxy Policy Committee (the “Committee”), if the applicable guidelines so require.  Proposals that cannot be categorized under the guidelines will be referred to the Committee for discussion and vote. Additionally, the Committee may review any proposal where it has identified a particular company, particular industry or particular issue for special scrutiny. The Committee will also consider specific interests and issues raised by a Subsidiary to the Committee, which interests and issues may require that a vote for an account managed by a Subsidiary be cast differently from the collective vote in order to act in the best interests of such account's beneficial owners.

8. Material Conflicts of Interest  -  We recognize our duty to vote proxies in the best interests of our clients.  We seek to avoid material conflicts of interest through the establishment of our Committee structure, which applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors.  Further, we engage a third party as an independent fiduciary to vote all proxies for Mellon securities and Fund securities.

9. Securities Lending  -  We seek to balance the economic benefits of engaging in lending securities against the inability to vote on proxy proposals to determine whether to recall shares, unless a plan fiduciary retains the right to direct us to recall shares.

10. Recordkeeping  -  We will keep, or cause our agents to keep, the records for each voting proposal required by law.

11. Disclosure  - We will furnish a copy of this Proxy Voting Policy and any related procedures, or a description thereof, to investment advisory clients as required by law.   In addition, we will furnish a copy of this Proxy Voting Policy, any related procedures, and our voting guidelines to investment advisory clients upon request.  The Funds shall include this Proxy Voting Policy and any related procedures, or a description thereof, in their Statements of Additional Information, and shall disclose their proxy votes, as required by law.  We recognize that the applicable trust or account document, the applicable client agreement, the Employee Retirement Income Security Act of 1974 (ERISA) and certain laws may require disclosure of other information relating to proxy voting in certain circumstances.  This information will only be disclosed to those who have an interest in the account for which shares are voted, and after the vote is recorded.

HOTCHKIS AND WILEY CAPITAL MANAGEMENT

Proxy Voting Policies and Procedures Summary

HWCM acts as discretionary investment adviser for various clients, including clients governed by the Employee Retirement Income Security Act of 1974 (“ERISA”).  Unless a client (including a “named fiduciary” under ERISA) specifically reserves the right to vote its own proxies, HWCM will vote all proxies in sufficient time prior to their deadlines as part of its full discretionary authority over the assets.

When voting proxies for clients, HWCM’s primary concern is that all decisions be made solely in the best interest of the shareholder (for ERISA accounts, plan beneficiaries and participants, in accordance with the letter and spirit of ERISA).  HWCM will act in a manner it deems prudent and diligent and which is intended to enhance the economic value of the assets of the account.

Each proxy issue will be considered individually.  Under ERISA standards, it is inappropriate to use (vote) plan assets to carry out social agendas or purposes. Thus, shareholder proposals are examined closely for their relationship to the best interest of beneficiaries, and economic impact.  In general, HWCM will vote in accordance with the recommendation of the company’s board of directors on all shareholder proposals.  However, HWCM will support shareholder proposals that are consistent with HWCM’s proxy voting guidelines for board-approved proposals

Due to the nature of HWCM’s business and its small size, it is unlikely that conflicts of interest will arise in voting proxies of public companies,.  However, if a potential conflict of interest did arise it would typically be a proxy for a company that is also HWCM’s client.  In this event, the Compliance Department will review these votes to make sure that HWCM’s proposed votes are consistent with the established guidelines and not prompted by any conflict of interest.

HWCM’s Portfolio Services Department is responsible for ensuring that all proxies received by HWCM are voted in a timely manner and voted consistently across all portfolios. Although many proxy proposals can be voted in accordance with our established guidelines, we recognize that some proposals require special consideration, which may dictate that we make an exception to our broad guidelines.

HWCM subscribes to an independent third party proxy research firm which provides analysis and recommendation for company proxies. On specific items where the board-approved recommendation and the research firm’s recommendation do not agree, HWCM will generally approve the board-approved recommendation if it is consistent with our established guidelines.  The HWCM analyst responsible for research for the company makes a determination on how to vote the proxies using our established guidelines.

Whenever HWCM is proposing to vote against the board-approved recommendations or against its established guidelines, the Compliance Department will review these votes to make sure that HWCM’s proposed vote is not prompted by any conflict of interest.

NEW YORK LIFE INVESTMENT MANAGEMENT LLC

PROXY VOTING POLICY AND PROCEDURES

I.  Introduction

New York Life Investment Management LLC (the “Adviser”) has adopted these “Proxy Voting Policy and Procedures” (“Policy”) to ensure compliance by the Adviser with Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”) and Rule 30b1-4 under the Investment Company Act of 1940 and other applicable fiduciary obligations. The Policy is designed to provide guidance to portfolio managers and others in discharging the Adviser’s proxy voting duty, and to ensure that proxies are voted in the best interests of the Adviser’s clients.

II.  Statement of Policy

It is the policy of the Adviser that where proxy voting authority has been delegated to the Adviser by clients, that all proxies be voted in the best interest of the client without regard to the interests of the Adviser or other related parties. For purposes of the Policy, the “best interests of clients” shall mean, unless otherwise specified by the client, the clients’ best economic interests over the long term – that is, the common interest that all clients share in seeing the value of a common investment increase over time. It is further the policy of the Adviser that complete and accurate disclosure concerning its proxy voting policies and procedures and proxy voting records, as required by the Advisers Act, be made available to clients.

III.  Procedures

  Account Set-up and Review

Initially, the Adviser must determine whether the client seeks to retain the responsibility of voting proxies or seeks to delegate that responsibility to the Adviser.  The responsibility to vote proxies and the guidelines that will be followed for such client will be specified in the client’s investment advisory contract with the Adviser. The client may choose to have the Adviser vote proxies in accordance with the Adviser’s standard guidelines (Appendix A), or the Adviser, in its discretion, may permit a client to modify the Adviser’s standard guidelines. Alternatively, the Adviser may decline to accept authority to vote such client’s proxies. Designated personnel within each portfolio management area will be responsible for ensuring that each new client’s account for which the client has delegated proxy voting authority is established on the appropriate systems.

B.  Proxy Voting

1.  Guidelines for Recurring Issues

The Adviser has adopted proxy voting guidelines as reflected in Appendix A (“Guidelines”) with respect to certain recurring issues. These Guidelines are reviewed on an annual basis by the Adviser’s Proxy Voting Committee and revised when the Proxy Voting Committee determines that a change is appropriate. These Guidelines are meant to convey the Adviser’s general approach to voting decisions on certain issues.  Nevertheless the Adviser’s portfolio managers maintain responsibility for reviewing all proxies individually and making final decisions based on the merits of each case.

2.  Use of Third Party Proxy Service

In an effort to discharge its responsibility, the Adviser has examined third-partyservices that assist in the researching and voting of proxies and development of voting guidelines. After such review, the Adviser has selected Institutional Shareholder Services (“ISS”) – a proxy research and voting service – to assist it in researching and voting proxies. ISS helps institutional investors research the financial implications of proxy proposals and cast votes that will protect and enhance shareholder returns. The Adviser will utilize the research and analytical services, operational implementation and recordkeeping and reporting services provided by ISS. ISS will research each proxy and provide a recommendation to the Adviser as to how to vote on each issue based on its research of the individual facts and circumstances of the proxy issue and its application of its research findings to the Guidelines. For clients using proxy voting guidelines different from the Adviser’s Guidelines, the Adviser will instruct ISS to make its voting recommendations in accordance with such modified guidelines. ISS will cast votes in accordance with its recommendations unless instructed otherwise by a portfolio manager as set forth below.

3.  Review of Recommendations

The Adviser’s portfolio managers (or other designated personnel) have the ultimate responsibility to accept or reject any ISS proxy voting recommendation (“Recommendation”). Consequently, the portfolio manager or other appointed staff shall review and evaluate the Recommendation for each proxy ballot before ISS casts the vote, taking into account the Policy, the guidelines applicable to the account(s), and the best interests of the client(s). The portfolio manager shall override the Recommendation should he/she not believe that such Recommendation, based on all facts and circumstances, is in the best interest of the client(s). The Adviser will memorialize the basis for any decision to override a Recommendation or to abstain from voting, including the resolution of any conflicts as further discussed below. The Adviser may have different policies and procedures for different clients which may result in different votes.  Also, the Adviser may choose not to vote proxies under the following circumstances:

If the effect on the client’s economic interests or the value of the portfolio holding is indeterminable or insignificant;

If the cost of voting the proxy outweighs the possible benefit; or

If a jurisdiction imposes share blocking restrictions which prevent the Adviser from exercising its voting authority.

4.  Addressing Material Conflicts of Interest

Prior to overriding a Recommendation, the portfolio manager (or other designated personnel) must complete the Proxy Vote Override Form, attached as Appendix B, and submit it to Compliance for determination as to whether a potential material conflict of interest exists between the Adviser and the client on whose behalf the proxy is to be voted (“Material Conflict”). Portfolio managers have an affirmative duty to disclose any potential Material Conflicts known to them related to a proxy vote. Material Conflicts may exist in situations where the Adviser is called to vote on a proxy involving an issuer or proponent of a proxy proposal regarding the issuer where the Adviser or an affiliated person of the Adviser also:

  Manages the issuer’s or proponent’s pension plan;
  Administers the issuer’s or proponent’s employee benefit plan;
  Provided brokerage, underwriting, insurance or banking services to the issuer or proponent; or
  Manages money for an employee group.

Additional Material Conflicts may exist if an executive of the Adviser or its control affiliates is a close relative of, or has a personal or business relationship with:

  An executive of the issuer or proponent;
  A director of the issuer or proponent;
  A person who is a candidate to be a director of the issuer;
  A participant in the proxy contest; or
  A proponent of a proxy proposal.

Material Conflicts based on business relationships or dealings of affiliates of the Adviser will only be considered to the extent that the applicable portfolio management area of the Adviser has actual knowledge of such business relationships. Whether a relationship creates a Material Conflict will depend on the facts and circumstances. Even if these parties do not attempt to influence the Adviser with respect to voting, the value of the relationship to the Adviser can create a Material Conflict.

If Compliance determines that there is no potential Material Conflict mandating a voting recommendation from the Proxy Voting Committee, the portfolio manager may override the Recommendation and vote the proxy issue as he/she determines is in the best interest of clients. If Compliance determines that there exists or may exist a Material Conflict, it will refer the issue to the Proxy Voting Committee for consideration.  The Proxy Voting Committee will consider the facts and circumstances of the pending proxy vote and the potential or actual Material Conflict and make a determination as to how to vote the proxy – i.e., whether to permit or deny the override of the Recommendation, or whether to take other action, such as delegating the proxy vote to an independent third party or obtaining voting instructions from clients. In considering the proxy vote and potential Material Conflict, the Committee may review the following factors, including but not limited to:

  The percentage of outstanding securities of the issuer held on behalf of clients by the Adviser.
  The nature of the relationship of the issuer with the Adviser, its affiliates or its executive officers.
  Whether there has been any attempt to directly or indirectly influence the portfolio manager’s decision.
  Whether the direction (for or against) of the proposed vote would appear to benefit the Adviser or a related party.
  Whether an objective decision to vote in a certain way will still create a strong appearance of a conflict.

The Adviser may not abstain from voting any such proxy for the purpose of avoiding conflict.

In the event ISS itself has a conflict and thus, is unable to provide a Recommendation, the portfolio manager will make a voting recommendation and complete a Proxy Vote Override Form. Compliance will review the form and if it determines that there is no potential Material Conflict mandating a voting recommendation from the Proxy Voting Committee, the portfolio manager may instruct ISS to vote the proxy issue as he/she determines is in the best interest of clients. If Compliance determines that there exists or may exist a Material Conflict, it will refer the issue to the Proxy Voting Committee for consideration.

5.  Lending

The Adviser will monitor upcoming meetings and call stock loans, if applicable, in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. In determining whether to call stock loans, the relevant portfolio manager(s) shall consider whether the benefit to the client in voting the matter outweighs the benefit to the client in keeping the stock on loan.

6.  Use of Subadvisers

To the extent that the Adviser may rely on subadvisers, whether affiliated or unaffiliated, to manage any client account on a discretionary basis, the Adviser may delegate responsibility for voting proxies to the subadvisers. However, such subadvisers will be required either to follow the Policy and Guidelines or to demonstrate that their proxy voting policies and procedures are consistent with this Policy and Guidelines or otherwise implemented in the best interests of the Adviser’s clients and appear to comply with governing regulations.

C.  Proxy Voting Committee

The Proxy Voting Committee will consist of representatives from various functional areas within the Adviser. It will meet annually and as needed to address potential Material Conflicts as further described above.  The Proxy Voting Committee will have the following responsibilities:

  Review potential Material Conflicts and decide (by majority vote) whether to approve override requests made by portfolio managers.
  Annually review the Guidelines for voting on recurring matters and make revisions as it deems appropriate.
  Recommend and adopt changes to the Policy as needed.
  Annually review all portfolio manager overrides.
  Annually review ISS reports, including Votes Against Management Reports and the ISS Post-Season Report.
  Annually review the performance of ISS and determine whether the Adviser should continue to retain ISS’ services.
  Review the Adviser’s voting record (or applicable summaries of the voting record).
  Review sub-advisers’ voting records (or applicable summaries of the voting records).
  Oversee compliance with the regulatory disclosure requirements.
  Report annually to the investment company boards on proxy voting matters, including:

  Overrides of Recommendations
  Proxy Voting Committee action on potential Material Conflicts
  Any changes to the Policy or Guidelines
  Comments on the proxy voting records for the funds
  Compliance with disclosure requirements
  Compliance reports as to reviews by Compliance of overrides

III.  Compliance Monitoring

A.  Monitoring of Overrides

Compliance will periodically review ISS reports of portfolio manager overrides to confirm that proper override and conflict checking procedures were followed.

B.  Supervisory Review

The designated supervisor for each portfolio management area will be responsible for ensuring that portfolio managers are acting in accordance with this Policy.  Supervisors must approve all portfolio manager requests for overrides and evidence such approval by signing the completed Proxy Override Request Form. Compliance will review proxy voting activity as part of its quarterly meetings with each designated supervisor.

C.  Oversight of Sub-advisers

Compliance will annually review the proxy voting policies and procedures of the Adviser’s sub-advisers and report to the Proxy Voting Committee its view as to whether such policies and procedures appear to comply with governing regulations.  The Proxy Voting Committee will further review the voting records of the Adviser’s sub-advisers.

D.  Compliance Reporting to Fund Boards

Each quarter, Compliance will report to each investment company board of directors or trustees for which the Adviser acts as adviser all proxy votes involving the relevant mutual fund in which the Adviser has overridden the Recommendation, and include a description of the reason for the override and whether such override involved a potential material conflict and participation of the Proxy Voting Committee.

Annually, the Proxy Voting Committee will provide the fund boards with a report of relevant proxy voting matters, such as any proposed changes to the proxy voting policy or guidelines, comments on the voting record of the funds (e.g., votes against management), and any votes presenting Material Conflicts.

IV.  Client Reporting

A.  Disclosure to Advisory Clients

On or before August 6, 2003, the Adviser will provide existing clients for whom it exercises voting authority with:

  A summary of the Adviser’s policies and procedures; and

  Instructions as to how to obtain information from the Adviser on how it has voted with respect to their securities (on votes occurring from June 30, 2003 forward). In addition, the Adviser will update its Form ADV Part II to include a summary of its proxy voting policies and procedures.

The Adviser will also provide a copy of this Policy and the Guidelines upon request from a client.

Beginning July 1, 2004, the Adviser will provide any client who makes a written or verbal request with a copy of a report disclosing how the Adviser voted securities held in that client’s portfolio. Reports will be available for each twelve month period from July 1 to June 30 of the following year. The initial report will cover the year July 1, 2003 through June 30, 2004. The report will be produced using ISS ProxyMaster software and will generally contain the following information:

  The name of the issuer of the security:
  The security’s exchange ticker symbol;
  The security’s CUSIP number;
  The shareholder meeting date;
  A brief identification of the matter voted on;
  Whether the matter was proposed by the issuer of by a security holder;
  Whether the Adviser cast its vote on the matter;
  How the Adviser voted; and
  Whether the Adviser voted for or against management.

  Investment Company Disclosures

The Adviser will ensure that the proxy voting record for the twelve-month period ending June 30 for each registered investment company client is properly reported on Form N-PX no later than August 31 of each year. The Adviser will also ensure that each such fund client states in its Statement of Additional Information (“SAI”) and its annual and semiannual report to shareholders that information concerning how the fund voted proxies relating to its portfolio securities for the most recent twelve-month period ending June 30, is available through the fund’s website and on the SEC’s website.

The Adviser will ensure that proper disclosure is made in each fund’s SAI describing the policies and procedures used to determine how to vote proxies relating to such fund’s portfolio securities. The Adviser will further ensure that the annual and semiannual report for each fund states that a description of the fund’s proxy voting policies and procedures is available: (1) without charge, upon request, by calling a specified toll-free telephone number; (2) on the fund’s website; and (3) on the SEC’s website.

V.  Recordkeeping

Either the Adviser or ISS as indicated below will maintain the following records:

  A copy of the Policy and Guidelines (Adviser);

  A copy of each proxy statement received by the Adviser regarding client securities (ISS);

  A record of each vote cast by the Adviser on behalf of a client (ISS);

  A copy of all documents created by the Adviser that were material to making a decision on the proxy voting, (or abstaining from voting) of client securities or that memorialize the basis for that decision including the resolution of any conflict, a copy of all Proxy Vote Override Forms and all supporting documents (ISS and Adviser);

  A copy of each written request by a client for information on how the Adviser voted proxies on behalf of the client, as well as a copy of any written response by the Adviser to any request by a client for information on how the adviser voted proxies on behalf of the client. Records of oral requests for information or oral responses will not be kept. (Adviser); and

  Minutes of Proxy Voting Committee meetings with supporting documents. (Adviser)

Such records must be maintained for at least six years.

March 2004

Revised December 2005

OPPENHEIMERFUNDS, INC.

OPPENHEIMER FUNDS

PORTFOLIO PROXY VOTING SUMMARY

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund.  The Fund’s primary consideration in voting portfolio proxies is the financial interests of the Fund and its shareholders. The Fund has retained an unaffiliated third-party as its agent to vote portfolio proxies in accordance with the Fund’s Portfolio Proxy Voting Guidelines and to maintain records of such portfolio proxy voting. The Portfolio Proxy Voting Policies and Procedures include provisions to address conflicts of interest that may arise between the Fund and the Manager where or the Manager’s affiliates or business relationships. Such a conflict of interest may arise, for example, where the Manager or an affiliate of the Manager manages or administers the assets of a pension plan or other investment account of the portfolio company soliciting the proxy or seeks to serve in that capacity. The Manager and its affiliates generally seek to avoid such conflicts by maintaining separate investment decision making processes to prevent the sharing of business objectives with respect to proposed or actual actions regarding portfolio proxy voting decisions. Additionally, the Manager employs the following two procedures:  (1) if the proposal that gives rise to the conflict is specifically addressed in the Guidelines, the Manager will vote the portfolio proxy in accordance with the Guidelines, provided that they do not provide discretion to the Manager on how to vote on the matter; and (2) if such proposal is not specifically addressed in the Guidelines or the Guidelines provide discretion to the Manager on how to vote, the Manager will vote in accordance with the third-party proxy voting agent’s general recommended guidelines on the proposal provided that the Manager has reasonably determined that there is no conflict of interest on the part of the proxy voting agent.  If neither of the previous two procedures provides an appropriate voting recommendation, the Manager may retain an independent fiduciary to advise the Manager on how to vote the proposal or may abstain from voting.  The Guidelines’ provisions with respect to certain routine and non-routine proxy proposals are summarized below:

The Fund generally votes with the recommendation of the issuer’s management on routine matters, ratification of independent registered public accounting firm, unless circumstances indicate otherwise.

The Fund evaluates nominees for director nominated by management on a case-by-case basis, examining the following factors, among others: Composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance and the nominee’s investment in the company.

In general, the Fund opposes anti-takeover proposals and supports the elimination or the ability of shareholders to vote on the preservation or elimination, of anti-takeover proposals, absent unusual circumstances.

The Fund supports shareholder proposals to reduce a super-majority vote requirement, and opposes management proposals to add a super-majority vote requirement.

The Fund opposes proposals to classify the board of directors.

The Fund supports proposals to eliminate cumulative voting.

The Fund opposes re-pricing of stock options without shareholder approval.

The Fund generally considers executive compensation questions such as stock option plans and bonus plans to be ordinary business activity.  The Fund analyzes stock option plans, paying particular attention to their dilutive effect. While the Fund generally supports management proposals, the Fund opposes plans it considers to be excessive.

Renaissance Investment Management

Proxy Voting Policies and Procedures

September 2005

I.          Policy

Proxy voting is an important right of shareholders and reasonable care and diligence must be taken to ensure that such rights are properly and timely exercised.  When Renaissance has discretion to vote the proxies of its clients, it is obligated to vote solely in the best interest of clients.

II.         Voting Guidelines

In the absence of specific voting guidelines from a client, Renaissance will vote proxies in the best interest of the client.

The key objectives of the following policies and procedures recognize that an issuer’s management is entrusted with the day-to-day operations and longer term strategic planning of that issuer, subject to the oversight of its board of directors.  While “ordinary business matters” are primarily the responsibility of management and should be approved solely by the issuer’s board of directors, these objectives also recognize that the shareholders must have final say over how management and directors are performing, and how shareholders’ rights and ownership interests are handled, especially when matters could have substantial economic implications to the shareholders.

The following is a compilation of the most common and recurring proxy issues and guidelines stating the Firm’s proxy voting policy and position, generally, on such issues. Each proxy is reviewed separately and considered on its merits. The Firm reserves the right to vote in whatever manner is in the best interest of the clients.

1. Management Proposals

A.    Election of Directors

We generally support management recommendations for directors. But, we may oppose the management slate or individual directors if we believe the election of any director is not in the best interest of the shareholders.

B.    Selection of Auditors

We will support the selection of auditors we know to be competent, but may vote against any whose integrity or objectivity has come into question.

C.    Classified Board

We typically oppose classified boards because they reduce shareholders’ ability to effect change.

D.    Limiting Shareholders’ Rights to Call Special Meetings

We may support limitations on shareholders’ rights to call special meetings, but we typically oppose the total elimination of such rights.

E.     Limiting Shareholders’ Right to Act by Written Consent

We typically support reasonable limitations on the use of written consent, but typically oppose the total elimination of that right.

F.     Increase in Authorized Common Stock

We generally support the authorization of additional common stock if the company provides a detailed, satisfactory explanation of its plans for the stock in the proxy statement.G.    Blank Check Preferred Stock

We generally support the creation of blank check preferred stock, or the authorization of additional shares, but may oppose such authorization if the company has authorized shares that are still unissued and has not made a case for the addition.

H.    Supermajority Vote Requirements

We typically oppose all supermajority voting requirements because they may be counter to the principle of majority rule.

I.     Considering Non-Financial Effects of a Merger Proposal

We generally oppose proposals that allow or require boards to consider the non-financial effects of a merger. As a fiduciary, it is our duty to vote in the best economic interest of the shareholders.

J.     Director Liability and Indemnification

We typically support efforts by the company to attract the best possible directors and officers and, therefore, generally support limiting liability.

K.   Stock Option Plans

Because of the complexity and the variance in company stock option plans, it is necessary to look at the terms, coverage, and possible dilution of the shareholders value in each plan and vote accordingly

L.    Reincorporation

We generally support reincorporation where there are valid business reasons for the move.

M.    Mergers, Restructuring, Spin-offs

Since these transactions involve a change in control of the company’s assets, they must be decided on a case by case basis. We generally support management on these issues where there is a demonstrable chance for stock appreciation.

2.   Corporate Governance

Poison Pill Proposals

Poison pill proposals will be decided on a case-by-case basis. We may support the adoption of a poison pill if management can make a case as to why it is needed and the terms of the proposal are in the best economic interests of the shareholders.

Confidential Voting

We generally support confidential voting.

Anti-greenmail Proposals

We generally support anti-greenmail proposals because greenmail discriminates against shareholders other than the greenmailer and may result in a decreased stock price.

Equal Access to the Proxy Material

We typically support resolutions calling for equal access to company proxy materials, but our support will turn on the ability to screen out frivolous resolutions and to ensure that the proxy statement will remain of reasonable length for responsible consideration of shareholders.

Golden Parachutes

We may support resolutions seeking shareholder approval of golden parachutes where a company has compensation packages that are unreasonably high.

Cumulative Voting

We generally support cumulative voting.

   3.  Social Responsibility Shareholder Proposals

With respect to social issues, we believe that in the long run, a company’s business and performance will suffer if it is unresponsive to shareholder attitudes and values. We will look at the impact of the proposal on share value when considering our vote. We generally will support management’s position on these issues.

III.       Proxy Voting Procedures

In an effort to manage the process of information gathering and voting proxies, the Firm has outsourced proxy voting to Institutional Shareholder Services (“ISS”), a leading provider of proxy voting and corporate governance services.  All issuer’s proxy ballots are sent directly to ISS from the custodians.  ISS researches the proxy issues and provides a voting recommendation based upon its own proxy-voting manual and guidelines utilized consistently among all clients (a summary of the ISS proxy voting manual may be obtained upon request), and administer voting each proxy.  Renaissance accesses this information via the Internet and determines if the Firm agrees with the recommendations made by ISS.  Ultimately, Renaissance maintains the right to determine the final vote.

Renaissance portfolio managers will conduct a periodic review to ensure that ISS has voted all eligible clients’ proxies according to the guidelines.  In addition, account administrator will periodically verify that ISS has received all clients’ proxies from the custodians.

IV.       Conflicts of Interest

The Firm is not presently aware of any material conflicts.  However, should such conflicts arise, Renaissance will identify the conflicts that exist between the interests of Renaissance and its clients.  This examination will include a review of the relationship of Renaissance and its affiliates with the issuer of each security (and any of the issuer’s affiliates) to determine if the issuer is a client of Renaissance or an affiliate of Renaissance or has some other relationship with Renaissance or a client of Renaissance.

If a material conflict exists, Renaissance will determine whether voting in accordance with the voting guidelines and factors described above is in the best interests of the client.  Renaissance will also determine whether it is appropriate to disclose the conflict to the affected clients and, except in the case of clients that are subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), the Firm will give the clients the opportunity to vote their proxies themselves. In the case of ERISA clients, if the advisory agreement reserves to the ERISA client the authority to vote proxies when Renaissance determines it has a material conflict that affects its best judgment as an ERISA fiduciary, Renaissance will give the ERISA client the opportunity to vote the proxies themselves, or special ERISA proxy voting procedures must provide for a pre-determined voting policy that eliminates the discretion of Renaissance when voting proxies if such a conflict exists.

V.        Disclosure

(1) Renaissance will provide to client with disclosure that clients may contact the Firm to obtain information on how Renaissance voted such client’s proxies, and to request a copy of these Proxy Voting Policies and Procedures.  If a client requests this information, the Firm will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired about, (1) the name of the issuer; (2) the proposal voted upon and (3) how Renaissance voted the client’s proxy.

A summary of these Proxy Voting Policies and Procedures will be offered to clients, and will be updated whenever these policies and procedures are updated. Renaissance will arrange for a copy of this summary to be offered to all existing clients either as a separate mailing or along with a periodic account statement or other correspondence sent to clients.

VI.       Recordkeeping

The Account Administrator will maintain files relating to Renaissance’s proxy voting procedures in the office.  Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the office premises.  Such records are maintained for the benefit of the Firm’s clients and are available to clients upon request.  Records of the following will be included in the files:

(1)  Copies of these Proxy Voting Policies and Procedures, and any amendments thereto.

(2)  A copy of any document Renaissance created that was material to making a decision how to vote proxies, or that memorializes that decision.

A copy of each written client request for information on how Renaissance voted such client’s proxies, and a copy of any written response to any (written or oral) client request for information on how Renaissance voted its proxies.

As Renaissance has access to proxy statements and records of each vote cast via the ISS Proxymaster website on the Internet, Renaissance will not maintain paper copies of those records in the office.

Summary of Renaissance’s Proxy Voting Policy and Procedures

Renaissance has a responsibility to vote certain proxies of client securities under its management.  All proxies with respect to client securities are voted by the Firm unless the client has reserved that responsibility to itself and has so notified the Firm in writing.

Renaissance, when voting the proxies of client securities, is obligated to vote solely in the best interest of clients.

            Renaissance has contracted Institutional Shareholder Services (“ISS”), a leading provider of proxy voting and corporate governance services, to provide research on corporate governance issues and corporate actions, make proxy vote recommendations, and handle the administrative functions associated with the voting of client proxies.  While ISS makes the proxy vote recommendations, Renaissance retains the ultimate authority on deciding how to vote, as the Firm monitors and considers each such recommendation.  In general, it is Renaissance’s policy to vote in accordance with ISS’s recommendations.  However, in the event that Renaissance disagrees with ISS’s proxy voting recommendations and eventually votes on the Firm’s decision, our rationale will be internally documented.

If a client has instructed Renaissance to vote its proxies and would like to obtain information on how they were voted, or would like a copy of Renaissance’s Proxy Voting Policies and Procedures, please contact Mr. Kevin Patton at (513) 723-4582 or by mail at 625 Eden Park Drive, Suite 1200, Cincinnati, OH 45202.

TURNER INVESTMENT PARTNERS, INC.

TURNER INVESTMENT MANAGEMENT LLC

Proxy Voting Policy and Procedures

Turner Investment Partners, Inc., as well as its investment advisory affiliate, Turner Investment Management LLC (collectively, Turner), act as fiduciaries in relation to their clients and the assets entrusted by them to their management. Where the assets placed in Turner’s care include shares of corporate stock, and except where the client has expressly reserved to itself or another party the duty to vote proxies, it is Turner’s duty as a fiduciary to vote all proxies relating to such shares.

Duties with Respect to Proxies:

Turner has an obligation to vote all proxies appurtenant to shares of corporate stock owned by its client accounts in the best interests of those clients. In voting these proxies, Turner may not be motivated by, or subordinate the client’s interests to, its own objectives or those of persons or parties unrelated to the client. Turner will exercise all appropriate and lawful care, skill, prudence and diligence in voting proxies, and shall vote all proxies relating to shares owned by its client accounts and received by Turner. Turner shall not be responsible, however, for voting proxies that it does not receive in sufficient time to respond.

Delegation:

In order to carry out its responsibilities in regard to voting proxies, Turner must track all shareholder meetings convened by companies whose shares are held in Turner client accounts, identify all issues presented to shareholders at such meetings, formulate a principled position on each such issue and ensure that proxies pertaining to all shares owned in client accounts are voted in accordance with such determinations.

Consistent with these duties, Turner has delegated certain aspects of the proxy voting process to Institutional Shareholder Services, and its Proxy Voter Services (PVS) subsidiary. PVS is a separate investment adviser registered under the Investment Advisers Act of 1940, as amended. Under an agreement entered into with Turner, PVS has agreed to vote proxies in accordance with recommendations developed by PVS and overseen by Turner, except in those instances where Turner has provided it with different direction.

Review and Oversight:

Turner has reviewed the methods used by PVS to identify and track shareholder meetings called by publicly traded issuers throughout the United States and around the globe. Turner has satisfied itself that PVS operates a system reasonably designed to identify all such meetings and to provide Turner with timely notice of the date, time and place of such meetings. Turner has further reviewed the principles and procedures employed by PVS in making recommendations on voting proxies on each issue presented, and has satisfied itself that PVS’s recommendations are: (i) based upon an appropriate level of diligence and research, and (ii) designed to further the interests of shareholders and not serve other unrelated or improper interests. Turner, either directly or through its duly-constituted Proxy Committee, shall review its determinations as to PVS at least annually.

Notwithstanding its belief that PVS’s recommendations are consistent with the best interests of shareholders and appropriate to be implemented for Turner’s client accounts, Turner has the right and the ability to depart from a recommendation made by PVS as to a particular vote, slate of candidates or otherwise, and can direct PVS to vote all or a portion of the shares owned for client accounts in accordance with Turner’s preferences. PVS is bound to vote any such shares subject to that direction in strict accordance with all such instructions. Turner, through its Proxy Committee, reviews on a regular basis the overall shareholder meeting agenda, and seeks to identify shareholder votes that warrant further review based upon either (i) the total number of shares of a particular company stock that Turner holds for its clients accounts, or (ii) the particular subject matter of a shareholder vote, such as board independence or shareholders’ rights issues. In determining whether to depart from a PVS recommendation, the Turner Proxy Committee looks to its view of the best interests of shareholders, and provides direction to PVS only where in Turner’s view departing from the PVS recommendation appears to be in the best interests of Turner’s clients as shareholders. The Proxy Committee keeps minutes of its determinations in this regard.

Conflicts of Interest:

Turner stock is not publicly traded, and Turner is not otherwise affiliated with any issuer whose shares are available for purchase by client accounts. Further, no Turner affiliate currently provides brokerage, underwriting, insurance, banking or other financial services to issuers whose shares are available for purchase by client accounts.

Where a client of Turner is a publicly traded company in its own right, Turner may be restricted from acquiring that company’s securities for the client’s benefit. Further, while Turner believes that any particular proxy issues involving companies that engage Turner, either directly or through their pension committee or otherwise, to manage assets on their behalf, generally will not present conflict of interest dangers for the firm or its clients, in order to avoid even the appearance of a conflict of interest, the Proxy Committee will determine, by surveying the Firm’s employees or otherwise, whether Turner, an affiliate or any of their officers has a business, familial or personal relationship with a participant in a proxy contest, the issuer itself or the issuer’s pension plan, corporate directors or candidates for directorships. In the event that any such relationship is found to exist, the Proxy Committee will take appropriate steps to ensure that any such relationship (or other potential conflict of interest), does not influence Turner’s or the Committee’s decision to provide direction to PVS on a given vote or issue. Further to that end, Turner will adhere to all recommendations made by PVS in connection with all shares issued by such companies and held in Turner client accounts, and, absent extraordinary circumstances that will be documented in writing, will not subject any such proxy to special review by the Proxy Committee. Turner will seek to resolve any conflicts of interests that may arise prior to voting proxies in a manner that reflects the best interests of its clients.

Obtaining Proxy Voting Information:

To obtain information on how Turner voted proxies, please contact:

Andrew Mark, Director of Operations

and Technology Administration

C/o Turner Investment Partners, Inc.

1205 Westlakes Drive, Suite 100

Berwyn, PA 19312

Recordkeeping:

Turner shall retain its (i) proxy voting policies and procedures; (ii) proxy statements received regarding client statements; (iii) records or votes it casts on behalf of clients; (iv) records of client requests for proxy voting information, and (v) any documents prepared by Turner that are material in making a proxy voting decision. Such records may be maintained with a third party, such as PVS, that will provide a copy of the documents promptly upon request.

Adopted: July 1, 2003

Last revised: July 15, 2005

Barclays Global Fund Advisors

Master Investment Portfolio (“MIP”)

Proxy Voting Policies

Proxy Voting Policies of the Master Portfolios.

The following is a discussion of the proxy voting policies of the corresponding Master Portfolios in which the Funds invest.

MIP has adopted as its proxy voting policies for each Master Portfolio the proxy voting guidelines of BGFA, the investment adviser to the Master Portfolios. MIP has delegated to BGFA the responsibility for voting proxies on the portfolio securities held by each Master Portfolio. Therefore, the remainder of this section discusses each Master Portfolio’s proxy voting guidelines and BGFA’s role in implementing such guidelines.

      BGFA votes (or refrains from voting) proxies for each Fund in a manner that BGFA, in the exercise of its independent business judgment, concludes is in the best economic interests of such Fund. In some cases, BGFA may determine that it is in the best economic interests of a Fund to refrain from exercising the Fund’s proxy voting rights (such as, for example, proxies on certain non-U.S. securities that might impose costly or time-consuming in-person voting requirements).  With regard to the relationship between securities lending and proxy voting, BGFA’s approach is also driven by our clients’ economic interests. The evaluation of the economic desirability of recalling loans involves balancing the revenue producing value of loans against the likely economic value of casting votes. Based on our evaluation of this relationship, we believe that the likely economic value of casting a vote generally is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BGFA recalling loaned securities in order to ensure they are voted. Periodically, BGFA analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures are necessary in light of any regulatory changes.  BGFA will normally vote on specific proxy issues in accordance with its proxy voting guidelines. BGFA’s proxy voting guidelines provide detailed guidance as to how to vote proxies on certain important or commonly raised issues. BGFA may, in the exercise of its business judgment, conclude that the proxy voting guidelines do not cover the specific matter upon which a proxy vote is requested, or that an exception to the proxy voting guidelines would be in the best economic interests of a Fund. BGFA votes (or refrains from voting) proxies without regard to the relationship of the issuer of the proxy (or any shareholder of such issuer) to the Fund, the Fund’s affiliates (if any), BGFA or BGFA’s affiliates, or SEI or SEI’s affiliates. When voting proxies, BGFA attempts to encourage companies to follow practices that enhance shareholder value and increase transparency and allow the market to place a proper value on their assets. With respect to certain specific issues:

•     Each Fund generally supports the board’s nominees in the election of directors and generally supports proposals that strengthen the independence of boards of directors;

•     Each Fund generally does not support proposals on social issues that lack a demonstrable economic benefit to the issuer and the Fund investing in such issuer; and

•     Each Fund generally votes against anti-takeover proposals and proposals that would create additional barriers or costs to corporate transactions that are likely to deliver a premium to shareholders.

BGFA maintains institutional policies and procedures that are designed to prevent any relationship between the issuer of the proxy (or any shareholder of the issuer) and a Fund, a Fund’s affiliates (if any), BGFA or BGFA’s affiliates, or SEI or SEI’s affiliates, from having undue influence on BGFA’s proxy voting activity. In certain instances, BGFA may determine to engage an independent fiduciary to vote proxies as a further safeguard against potential conflicts of interest or as otherwise required by applicable law. The independent fiduciary may either vote such proxies or provide BGFA with instructions as to how to vote such proxies. In the latter case, BGFA votes the proxy in accordance with the independent fiduciary’s determination.

Information with respect to how BGFA voted Master Portfolio proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available: (i) without charge, upon request, by calling 1-877-244-1544; and (ii) on the SEC’s website at www.sec.gov.

The Proxy Voting Committee will initially consist of the members of the NYLIM LLC Compliance Committee. The participation of five members of the Proxy Voting Committee in any meeting will constitute a quorum.

SUPPLEMENT TO THE PROSPECTUSES AND

STATEMENTS OF ADDITIONAL INFORMATION

OF

EVERGREEN BALANCED FUNDS
EVERGREEN DOMESTIC EQUITY FUNDS II
EVERGREEN EQUITY INDEX FUNDS
EVERGREEN ENVISION FUNDS
EVERGREEN GLOBAL AND INTERNATIONAL FUNDS
EVERGREEN INTERMEDIATE AND LONG TERM BOND FUNDS
EVERGREEN MONEY MARKET FUNDS
EVERGREEN SECTOR FUNDS
EVERGREEN SOUTHERN STATE MUNICIPAL BOND FUNDS
EVERGREEN STATE MUNICIPAL BOND FUNDS
EVERGREEN VARIABLE ANNUITY TRUST

(each, a “Fund”; together, the “Funds”)

I.              Effective April 1, 2007, the footnote to the Shareholder Fees table in the section entitled “FEES AND EXPENSES” in the Funds’ prospectuses is revised as follows:

Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a contingent deferred sales charge of 1.00% upon redemption within 18 months.

The paragraph immediately following the Class A sales charge table in the section entitled “HOW TO CHOOSE THE SHARE CLASS THAT BEST SUITS YOU” in the Funds’ prospectuses is revised to reflect the change in the Class A share holding period to 18 months.

                In addition, the applicable disclosure in the Funds’ Prospectuses and Statements of Additional Information is amended to reflect the changes in the holding periods described above.

II.            Effective immediately, the minimum initial purchase amount of $1,000 noted in the Minimum Investments table in the section entitled “SHAREHOLDER TRANSACTIONS” in the Funds’ prospectuses is not applicable to participants in a wrap account.

December 18, 2006	578242 (12/06)

SUPPLEMENT TO THE STATEMENTS OF ADDITIONAL INFORMATION

OF

EVERGREEN BALANCED FUNDS
EVERGREEN DOMESTIC EQUITY FUNDS I
EVERGREEN DOMESTIC EQUITY FUNDS II
EVERGREEN EQUITY INDEX FUNDS
EVERGREEN ENVISION FUNDS
EVERGREEN GLOBAL AND INTERNATIONAL FUNDS
EVERGREEN INSTITUTIONAL MONEY MARKET FUNDS
EVERGREEN INTERMEDIATE AND LONG TERM BOND FUNDS
EVERGREEN MONEY MARKET FUNDS
EVERGREEN NATIONAL MUNICIPAL BOND FUNDS
EVERGREEN SECTOR FUNDS
EVERGREEN SHORT AND INTERMEDIATE TERM BOND FUNDS
EVERGREEN SOUTHERN STATE MUNICIPAL BOND FUNDS
EVERGREEN STATE MUNICIPAL BOND FUNDS
EVERGREEN VARIABLE ANNUITY TRUST

            Effective November 20, 2006, the paragraph describing the 12b-1 Committee under “Management of the Trust” is replaced with the following:

            The Trust has a 12b-1 Committee (formerly the Distribution and Shareholder Service Committee) which consists of William W. Pettit and the Chairman of the Committee, Dr. Leroy Keith. The 12b-1 Committee oversees and assists Trustee oversight of: the means by which shares of the Evergreen funds are distributed; expenditures by the Funds’ distributor of amounts paid under the Funds’ Rule 12b-1 plans; the nature and quality of services provided by the Funds’ transfer agent; and the overall level of servicing provided to shareholders in the Funds.   For each Fund’s most recent fiscal year end, the 12b-1 Committee held four committee meetings.

There are currently eleven Trustees of the Evergreen Funds; Shirley L. Fulton served as a Trustee through November 20, 2006.  The Trustees table and accompanying footnotes under “Management of the Trust” are replaced with the following:

Independent Trustees:

Name and Date of Birth	Position with Trust	Beginning Year of Term of Office[1]	Principal Occupations for Last Five Years	Number of Portfolios Overseen in Evergreen Funds Complex as of 12/31/2005	Other Directorships held outside of Evergreen Funds Complex
Charles A. Austin III DOB: 10/23/1934	Trustee	1991	Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The Francis Ouimet Society (scholarship program); Former Trustee, Mentor Funds and Cash Resource Trust; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice)	90	None
K. Dun Gifford DOB: 10/23/1938	Trustee	1974	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Trustee, Mentor Funds and Cash Resource Trust	90	None
Dr. Leroy Keith, Jr. DOB: 2/14/1939	Trustee	1983	Partner, Stonington Partners, Inc. (private equity fund); Trustee, Phoenix Funds Family; Director, Diversapack Co. (packaging company); Director, Obagi Medical Products Co.; Former Director, Lincoln Educational Services; Former Trustee, Mentor Funds and Cash Resource Trust	90	Trustee, Phoenix Funds Family (consisting of 51 portfolios)
Gerald M. McDonnell DOB: 7/14/1939	Trustee	1988	Manager of Commercial Operations, SMI Steel Co. - South Carolina (steel producer); Former Trustee, Mentor Funds and Cash Resource Trust	90	None
Patricia B. Norris DOB: 4/9/1948	Trustee	2006	Former Partner, PricewaterhouseCoopers, LLP	89 [2]	None
William Walt Pettit DOB: 8/26/1955	Trustee	1984	Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp.; Director, National Kidney Foundation of North Carolina, Inc.; Member, Superior Land, LLC; Former Trustee, Mentor Funds and Cash Resource Trust	90	None
David M. Richardson DOB: 9/19/1941	Trustee	1982	President, Richardson, Runden LLC (executive recruitment business development/consulting company); Consultant, Kennedy Information, Inc. (executive recruitment information and research company); Consultant, AESC (The Association of Executive Search Consultants); Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP (communications); Former Trustee, Mentor Funds and Cash Resource Trust	90	None
Dr. Russell A. Salton, III DOB: 6/2/1947	Trustee	1984	President/CEO, AccessOne MedCard, Inc.; Former Medical Director, Healthcare Resource Associates, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust	90	None
Michael S. Scofield DOB: 2/20/1943	Trustee	1984	Retired Attorney, Law Offices of Michael S. Scofield; Director and Chairman, Branded Media Corporation (multi-media branding company); Former Trustee, Mentor Funds and Cash Resource Trust	90	None
Richard J. Shima DOB: 8/11/1939	Trustee	1993	Independent Consultant; Trustee, Saint Joseph College (CT); Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director, Trust Company of CT; Former Director, Enhance Financial Services, Inc.; Former Director, Old State House Association; Former Trustee, Mentor Funds and Cash Resource Trust	90	None

Interested Trustee:

Richard K. Wagoner, CFA[3] DOB: 12/12/1937	Trustee	1999	Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Trustee, Mentor Funds and Cash Resource Trust	90	None

1       Each Trustee, except Ms. Norris, serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. As a new Trustee, Ms. Norris’ initial term ends June 30, 2009, at which time she may be re-elected by Trustees to serve until a successor is duly elected or qualified or until her death, resignation, retirement or removal from office by the Trustees.

2          Ms. Norris’ information is as of July 1, 2006, the effective date of her trusteeship.

3       Mr. Wagoner is an "interested person" of the Evergreen funds because of his ownership of shares in Wachovia Corporation, the parent to the Evergreen funds' investment advisor.

The sub-section entitled “Trustee Ownership of Evergreen Funds Shares” in the section entitled “Management of the Trust” is replaced with the following:

Set forth in the table below are the names of the Evergreen funds in which the Trustees are invested. Amounts reflected include amounts received through the Trustees’ Deferred Compensation Plan. The table shows the dollar range of each Trustee’s investment in each Fund and the aggregate dollar range of their investment in the Evergreen funds complex, as of December 31, 2005 unless otherwise noted. Patricia B. Norris became a member of the Board of Trustees as of July 1, 2006.  Ms. Norris’s information is as of September 19, 2006.

Trustee

	Fund	Dollar Range of Investment in Fund	Aggregate Dollar Range of Investments in Evergreen Funds Complex
Charles A. Austin III	Evergreen Aggressive Growth Fund[1]	$50,001-$100,000	Over $100,000
	Evergreen Core Bond Fund[1]	$10,001-$50,000
	Evergreen Equity Income Fund[1]	$50,001-$100,000
	Evergreen Growth Fund[1]	$50,001-$100,000
	Evergreen Health Care Fund[2]	Over $100,000
	Evergreen International Equity Fund[1]	$10,001-$50,000
	Evergreen Large Cap Value Fund[1]	$10,001-$50,000
	Evergreen Mid Cap Growth Fund[1]	Over $100,000
	Evergreen Money Market Fund	Over $100,000
	Evergreen Omega Fund[2]	$50,001-$100,000
	Evergreen Small Cap Value Fund[1]	$10,001-$50,000
	Evergreen Health Care Fund[1]	$10,001-$50,000
	Evergreen Disciplined Value Fund[1]	$10,001-$50,000
	Evergreen International Equity Fund[1]	$10,001-$50,000
K. Dun Gifford[3]	Evergreen Asset Allocation Fund	$50,001-$100,000	Over $100,000
	Evergreen Equity Income Fund	$50,001-$100,000
	Evergreen Emerging Markets Growth Fund	$10,001-$50,000
	Evergreen Global Opportunities Fund	Over $100,000
Dr. Leroy Keith, Jr.	Evergreen Asset Allocation Fund	$1-$10,000	$10,001-$50,000
	Evergreen Income Advantage Fund	$1-$10,000
	Evergreen Limited Duration Fund	$10,001-$50,000
	Evergreen Managed Income Fund	$1-$10,000
	Evergreen Omega Fund	$1-$10,000
	Evergreen Utilities and High Income Fund	$1-$10,000
Gerald M. Mc Donnell[4]	Evergreen Adjustable Rate Fund	$10,001-$50,000	Over $100,000
	Evergreen Asset Allocation Fund[1]	$50,001-$100,000
	Evergreen Balanced Fund[1]	$50,001-$100,000
	Evergreen Emerging Markets Growth Fund	$10,001-$50,000
	Evergreen Equity Income Fund	$10,001-$50,000
	Evergreen Fundamental Large Cap Fund[2]	Over $100,000
	Evergreen Global Large Cap Equity Fund[1]	$10,001-$50,000
	Evergreen Health Care Fund	$10,001-$50,000
	Evergreen Income Advantage Fund	$1-$10,000
	Evergreen Large Cap Value Fund[1]	$50,001-$100,000
	Evergreen Managed Income Fund	$1-$10,000
	Evergreen Money Market Fund[2]	Over $100,000
	Evergreen Omega Fund[1]	$10,001-$50,000
	Evergreen Short Intermediate Bond Fund	$1-$10,000
	Evergreen Strategic Municipal Bond Fund	$10,001-$50,000
	Evergreen Utilities and High Income Fund	$1-$10,000
Patricia B. Norris	Evergreen Disciplined Small-Mid Value Fund	$10,001 - $50,000	Over $100,000
	Evergreen Disciplined Value Fund	$10,001 - $50,000
	Evergreen Emerging Markets Growth Fund	$10,001 - $50,000
	Evergreen Global Opportunities Fund	$10,001 - $50,000
	Evergreen Growth Fund	$10,001 - $50,000
	Evergreen Health Care Fund	$10,001 - $50,000
	Evergreen International Equity Fund	$10,001 - $50,000
	Evergreen Precious Metals Fund	$10,001 - $50,000
	Evergreen Utility and Telecommunications Fund	$10,001 - $50,000
William Walt Pettit	Evergreen Aggressive Growth Fund	$1-$10,000	Over $100,000
	Evergreen Asset Allocation Fund[1]	$1-$10,000
	Evergreen Emerging Growth Fund[1]	$1-$10,000
	Evergreen Emerging Markets Growth Fund	$1-$10,000
	Evergreen Equity Income Fund[2]	$1-$10,000
	Evergreen Fundamental Large Cap Fund[2]	Over $100,000
	Evergreen Global Large Cap Equity Fund[2]	$1-$10,000
	Evergreen Global Opportunities Fund[1]	Over $100,000
	Evergreen Growth Fund[1]	Over $100,000
	Evergreen Health Care Fund[1]	Over $100,000
	Evergreen International Equity Fund[1]	$1-$10,000
	Evergreen Large Cap Equity Fund[1]	Over $100,000
	Evergreen Large Cap Value Fund[1]	$1-$10,000
	Evergreen Money Market Fund	$10,001-$50,000
	Evergreen Utility and Telecommunications Fund[1]	Over $100,000
David M. Richardson	Evergreen Asset Allocation Fund	$10,001-$50,000	Over $100,000
	Evergreen Managed Income Fund	$50,001-$100,000
	Evergreen Omega Fund	$10,001-$50,000
	Evergreen Special Values Fund	$50,001-$100,000
	Evergreen Utilities and High Income Fund	$10,001-$50,000
Dr. Russell A. Salton, III	Evergreen Asset Allocation Fund[1]	Over $100,000	Over $100,000
	Evergreen Global Opportunities Fund[1]	Over $100,000
	Evergreen Large Cap Value Fund[1]	Over $100,000
Michael S. Scofield	Evergreen Asset Allocation Fund	$10,001-$50,000	Over $100,000
	Evergreen Aggressive Growth Fund	$10,001-$50,000
	Evergreen Balanced Fund[2]	Over $100,000
	Evergreen Core Bond Fund[1]	$50,001-$100,000
	Evergreen Disciplined Value Fund	$10,001-$50,000
	Evergreen Equity Index Fund	$10,001-$50,000
	Evergreen Global Opportunities Fund	$10,001-$50,000
	Evergreen Health Care Fund	$10,001-$50,000
	Evergreen Income Advantage Fund	$1-$10,000
	Evergreen Managed Income Fund	$1-$10,000
	Evergreen Special Equity Fund	$10,001-$50,000
	Evergreen Treasury Money Market Fund	$1-$10,000
	Evergreen Utilities and Telecommunications Fund	$10,001-$50,000
Richard J. Shima	Evergreen Asset Allocation Fund[1]	Over $100,000	Over $100,000
	Evergreen Balanced Fund	$50,001-$100,000
	Evergreen Connecticut Municipal Bond Fund	$50,001-$100,000
	Evergreen Global Large Cap Equity Fund	Over $100,000
	Evergreen Global Opportunities Fund	Over $100,000
	Evergreen Income Advantage Fund	$10,001-$50,000
	Evergreen International Equity Fund	$10,001-$50,000
	Evergreen Large Cap Value Fund[1]	Over $100,000
	Evergreen Managed Income Fund	$10,001-$50,000
	Evergreen Omega Fund	$50,001-$100,000
	Evergreen Utilities and High Income Fund	$10,001-$50,000
Richard K. Wagoner	Evergreen Equity Income Fund	Over $100,000	Over $100,000
	Evergreen Income Advantage Fund	$1-$10,000
	Evergreen Managed Income Fund	$1-$10,000
	Evergreen Mid Cap Growth Fund	$50,001-$100,000
	Evergreen Money Market Fund	$10,001-$50,000
	Evergreen Municipal Money Market Fund	$1-$10,000
	Evergreen Omega Fund	Over $100,000
	Evergreen Special Values Fund	Over $100,000
	Evergreen Utilities and High Income Fund	$1-$10,000

1          Invested through the Trustees’ Deferred Compensation Plan.  The Deferred Compensation Plan allows each Trustee to defer any or all of his or her compensation for serving as Trustee, and to have such compensation invested into a deferral account.  The investment performance of the deferral account is based on the investment performance of the particular Evergreen fund(s) selected by the Trustee.

2          Amount shown includes direct investments as well as investments through the Trustees' Deferred Compensation Plan. Dollar ranges of investments held directly in these funds are as follows: Mr. Austin – Evergreen Health Care Fund, $10,001 - $50,000; Evergreen Omega Fund, $10,001 - $50,000. Mr. McDonnell – Evergreen Fundamental Large Cap Fund, $10,001 - $50,000 and Evergreen Money Market Fund, $1 - $10,000. Mr. Pettit – Evergreen Equity Income Fund, $1 - $10,000; Evergreen Fundamental Large Cap Fund, $10,001 - $50,000; Evergreen Global Large Cap Equity Fund, $1 - $10,000. Mr. Scofield – Evergreen Balanced Fund, $10,001-$50,000.

3       Information for Mr. Gifford has been updated to reflect holdings as of July 26, 2006.

4       In addition to the amounts shown in the table, Mr. McDonnell has $10,001-$50,000 invested in a 529 Education Savings Plan which may from time to time invest in certain of the Evergreen funds.

November 29, 2006	578159 (11/06)

SUPPLEMENT TO THE STATEMENTS OF ADDITIONAL INFORMATION

OF

EVERGREEN BALANCED FUNDS
EVERGREEN DOMESTIC EQUITY FUNDS I
EVERGREEN DOMESTIC EQUITY FUNDS II
EVERGREEN ENVISION FUNDS
EVERGREEN GLOBAL AND INTERNATIONAL FUNDS
EVERGREEN INSTITUTIONAL MONEY MARKET FUNDS
EVERGREEN INTERMEDIATE AND LONG TERM BOND FUNDS
EVERGREEN MONEY MARKET FUNDS
EVERGREEN SECTOR FUNDS
EVERGREEN SHORT AND INTERMEDIATE TERM BOND FUNDS
EVERGREEN SOUTHERN STATE MUNICIPAL BOND FUNDS
EVERGREEN STATE MUNICIPAL BOND FUNDS
EVERGREEN VARIABLE ANNUITY TRUST

Effective immediately, the table in the subsection entitled "Trustee Ownership of Evergreen Fund Shares" under "Management of the Trust" in the above-referenced Statements of Additional Information is revised to include the following information for Patricia Norris as of September 19, 2006:

Trustee

	Fund	Dollar Range of Investment in Fund	Aggregate Dollar Range of Investments in Evergreen Fund Complex
Patricia B. Norris	Evergreen Disciplined Small-Mid Value Fund	$10,001 - $50,000	Over $100,000
	Evergreen Disciplined Value Fund	$10,001 - $50,000
	Evergreen Emerging Markets Growth Fund	$10,001 - $50,000
	Evergreen Global Opportunities Fund	$10,001 - $50,000
	Evergreen Growth Fund	$10,001 - $50,000
	Evergreen Health Care Fund	$10,001 - $50,000
	Evergreen International Equity Fund	$10,001 - $50,000
	Evergreen Precious Metals Fund	$10,001 - $50,000
	Evergreen Utility and Telecommunications Fund	$10,001 - $50,000

September 28, 2006	577675 (9/06)

SUPPLEMENT TO THE PROSPECTUSES AND

STATEMENT OF ADDITIONAL INFORMATION  (“SAI”)

OF

EVERGREEN DOMESTIC EQUITY FUNDS I

I.              Evergreen Growth Fund (the “Fund”)

                Effective December 29, 2006, Theodore W. Price, CFA, will no longer serve as a portfolio manager of the Fund.  The remaining portfolio management team members will continue to manage the Fund.

                Any information in the Fund’s prospectuses and SAI regarding Mr. Price should be considered amended to reflect this change.

September 27, 2006	577672 (9/06)

SUPPLEMENT TO THE

STATEMENT OF ADDITIONAL INFORMATION

OF

EVERGREEN DOMESTIC EQUITY FUNDS I

I.              Evergreen Growth Fund (the “Fund”)

The section entitled “Advisory Fees” under “Expenses” in the Fund’s Statement of Additional Information relating to the Fund is revised as follows:

EIMC is entitled to receive, from Growth Fund, the Fund’s pro rata share, as determined by the ratio of the Fund’s average daily net assets to the sum of the Fund’s average daily net assets plus the average daily net assets of the Fund’s variable annuity fund counterpart, Evergreen VA Growth Fund, of an annual fee based on the aggregate of the Fund’s average daily net assets and the average daily net assets of Evergreen VA Growth Fund, as follows:

Aggregate Average Daily Net Assets	Fee
First $1 billion	0.70%
Over $1 billion	0.65%

II.            Evergreen Omega Fund (the “Fund”)

The section entitled “Advisory Fees” under “Expenses” in the Fund’s Statement of Additional Information relating to the Fund is revised as follows:

EIMC is entitled to receive, from Omega Fund, the Fund’s pro rata share, as determined by the ratio of the Fund’s average daily net assets to the sum of the Fund’s average daily net assets plus the average daily net assets of the Fund’s variable annuity fund counterpart, Evergreen VA Omega Fund, of an annual fee based on the aggregate of the Fund’s average daily net assets and the average daily net assets of Evergreen VA Omega Fund, as follows:

Aggregate Average Daily Net Assets	Fee
First $1 billion	0.52%
Over $1 billion	0.41%

September 22, 2006	577608 (9/06)

SUPPLEMENT TO THE STATEMENTS OF ADDITIONAL INFORMATION

OF

EVERGREEN BALANCED FUNDS
EVERGREEN DOMESTIC EQUITY FUNDS I
EVERGREEN DOMESTIC EQUITY FUNDS II
EVERGREEN EQUITY INDEX FUNDS
EVERGREEN ENVISION FUNDS
EVERGREEN GLOBAL AND INTERNATIONAL FUNDS
EVERGREEN INSTITUTIONAL MONEY MARKET FUNDS
EVERGREEN INTERMEDIATE AND LONG TERM BOND FUNDS
EVERGREEN MONEY MARKET FUNDS
EVERGREEN NATIONAL MUNICIPAL BOND FUNDS
EVERGREEN SECTOR FUNDS
EVERGREEN SHORT AND INTERMEDIATE TERM BOND FUNDS
EVERGREEN SOUTHERN STATE MUNICIPAL BOND FUNDS
EVERGREEN STATE MUNICIPAL BOND FUNDS
EVERGREEN VARIABLE ANNUITY TRUST

Effective immediately, the paragraph preceding the “Trustee Compensation” table is amended to include the following sentence:

Patricia B. Norris became a Trustee effective July 1, 2006 and did not receive any compensation from the Trusts for the periods indicated.

In the “Independent Trustees” table, the following is added and footnote 1 is replaced as follows:

Name and Date of Birth	Position with Trust	Beginning Year of Term of Office[1]	Principal Occupations for Last Five Years	Number of Portfolios Overseen in the Evergreen Fund Complex as of 7/1/2006	Other Directorships held outside of the Evergreen Fund Complex
Patricia B. Norris DOB: 4/9/1948	Trustee	2006	Former Partner, PricewaterhouseCoopers LLP (Independent Registered Public Accounting Firm)	89	None

1Each Trustee, except Mses. Fulton and Norris, serves until a successor is duly elected or qualified or until his or her death, resignation, retirement or removal from office. As new Trustees, Ms. Fulton's and Ms. Norris’ initial terms end March 31, 2007 and June 30, 2009, respectively, at which times they may be re-elected by Trustees to serve until a successor is duly elected or qualified or until her death, resignation, retirement or removal from office by the Trustees.

In the “Trustee Ownership of Evergreen Funds Shares” table, the following updates the information for Shirley L. Fulton and K. Dun Gifford to July 26, 2006:

Trustee	Fund	Dollar Range of Investment in Fund	Aggregate Dollar Range of Investments in Evergreen Funds Complex
Shirley L. Fulton	Evergreen International Equity Fund[1]	$10,001 - $50,000	Over $100,000
	Evergreen Healthcare Fund[1]	$10,001 - $50,000
	Evergreen Asset Allocation Fund[1]	$10,001 - $50,000
	Evergreen Disciplined Value Fund[1]	$10,001 - $50,000
	Evergreen Small Cap Value Fund[1]	$10,001 - $50,000
K. Dun Gifford	Evergreen Asset Allocation Fund	$50,001 - $100,000	Over $100,000
	Evergreen Equity Income Fund	$50,001 - $100,000
	Evergreen Emerging Markets Growth Fund	$10,001 - $50,000
	Evergreen Global Opportunities Fund	Over $100,000

1Invested through the Trustees’ Deferred Compensation Plan.  The Deferred Compensation Plan allows each Trustee to defer any or all of his or her compensation for serving as Trustee, and to have such compensation invested into a deferral account.  The investment performance of the deferral account is based on the investment performance of the particular Evergreen fund(s) selected by the Trustee.

                Patricia B. Norris became a member of the Board of Trustees as of July 1, 2006. As of the date of her election to the Board of Trustees, Ms. Norris did not have any holdings in the Evergreen funds.

                The section “Management of the Trust” is revised to add the following:

As of July 14, 2006, the Committee memberships have been revised as follows: Messrs. Austin and Gifford and Ms. Norris will serve as the Audit Committee, with Mr. Austin serving as Chairperson. Each member of the Committee is an Independent Trustee. Messrs. Keith and Pettit and Ms. Fulton will serve as members of the 12b-1 Committee, with Mr. Keith serving as Chairperson. Messrs. Shima, McDonnell, Richardson, Salton and Wagoner will serve as the Performance Committee, with Mr. Shima serving as Chairperson. The Distribution and Shareholder Service Committee has been renamed the 12b-1 Committee. The Executive Committee has assumed the responsibilities of the Litigation Oversight Committee, which has been dissolved. The Audit Committee has assumed the responsibilities of the Pricing Committee, which has been dissolved.

July 28, 2006	576687 (7/06)

SUPPLEMENT TO THE STATEMENTS OF ADDITIONAL INFORMATION
OF
EVERGREEN BALANCED FUNDS
EVERGREEN DOMESTIC EQUITY FUNDS I
EVERGREEN DOMESTIC EQUITY FUNDS II
EVERGREEN EQUITY INDEX FUNDS
EVERGREEN ENVISION FUNDS
EVERGREEN GLOBAL AND INTERNATIONAL FUNDS
EVERGREEN INSTITUTIONAL MONEY MARKET FUNDS
EVERGREEN INTERMEDIATE AND LONG TERM BOND FUNDS
EVERGREEN MONEY MARKET FUNDS
EVERGREEN NATIONAL MUNICIPAL BOND FUNDS
EVERGREEN SECTOR FUNDS
EVERGREEN SHORT AND INTERMEDIATE TERM BOND FUNDS
EVERGREEN SOUTHERN STATE MUNICIPAL BOND FUNDS
EVERGREEN STATE MUNICIPAL BOND FUNDS
EVERGREEN VARIABLE ANNUITY TRUST

                Effective immediately, the subsection “Further Explanation of Borrowing Policy” under “Investment Policies” is replaced with the following:

                Under the 1940 Act generally, each Fund may borrow from banks in an amount up to 33 1/3% of its total assets (including amounts borrowed) for any reason, and each Fund may also borrow up to an additional 5% of its total assets from banks or others for temporary or emergency purposes.   Each Fund may also borrow from certain other Evergreen funds pursuant to applicable exemptive relief, within the limitations described above.

June 15, 2006	576704 (6/06)

SUPPLEMENT TO THE PROSPECTUS

AND STATEMENT OF ADDITIONAL INFORMATION

OF

EVERGREEN DOMESTIC EQUITY FUNDS I

I.              Evergreen Growth Fund (the “Fund”)

                Effective immediately, Paul Carder, CFA, has been added as a portfolio manager for the Fund.  In accordance with that change, the Fund’s Prospectus is revised as follows:

                The section entitled “FUND FACTS” relating to portfolio managers specific to the Fund in its Prospectus is revised to add the following:

Portfolio Managers:

Paul Carder, CFA

                The section entitled “THE FUNDS’ PORTFOLIO MANAGERS” specific to the Fund in its Prospectus is revised. The first paragraph below replaces the first paragraph for the Fund, and the second paragraph is added to that section:

Evergreen Growth Fund

Theodore W. Price, CFA, Linda Z. Freeman, CFA, Jeffrey S. Drummond, CFA, Edward Rick, CFA, Jeffrey Harrison, CFA, and Paul Carder, CFA, are the co-managers of the Fund.

Mr. Carder has co-managed the Fund since September 2005. He is a Vice President, portfolio manager, analyst and member of the Small Cap Growth team at EIMC. He joined EIMC in September 2004. From 2000 to 2004, Paul served as an associate equity research analyst for Wachovia Securities.

                Also in accordance with that change, the following information is added under the sub-headings below from the section in Part 2 of the Statement of Additional Information entitled "PORTFOLIO MANAGERS."

                Under "Other Funds and Accounts Managed," the following table which provides information about the registered investment companies and other pooled investment vehicles and accounts managed by the portfolio managers of the Fund as of the Fund’s most recent fiscal year end, September 30, 2005 is revised to reflect the following information:

Portfolio Manager		(Assets in thousands)
Paul Carder	Assets of registered investment companies managed
	Evergreen Growth Fund.............................................................................	$1,024,436
	Evergreen VA Growth Fund......................................................................	$90,755
	TOTAL.........................................................................................................	$1,115,190
	Those subject to performance fee............................................................	0
	Number of other pooled investment vehicles managed...............................	0
	Assets of other pooled investment vehicles managed.........................	N/A
	Number of those subject to performance fee..........................................	N/A
	Number of separate accounts managed..........................................................	12
	Assets of separate accounts managed....................................................	$381,949
	Number of those subject to performance fee..........................................	0
	Assets of those subject to performance fee...........................................	N/A

Under "Compensation," the table which lists the investment performance benchmarks by which each portfolio manager’s bonus was determined for the calendar year 2005 is updated with the following information:

Portfolio Manager
Paul Carder............................................	Lipper Small Cap Growth

                Under "Fund Holdings," the table which presents the dollar range of investment each portfolio manager beneficially holds in each Fund he or she manages as well as the dollar range of total exposure to the Evergreen family of funds (including both open-end and closed-end funds) as of the Funds’ fiscal year ended September 30, 2005 is updated with the following information:

	Fund(s) Managed/Holdings in the Fund(s)	Holdings in Evergreen Family of Funds

Evergreen Growth Fund
Paul Carder..........................	$10,001-$50,000	$10,001-$50,000

May 26, 2006	576323 (5/06)

EVERGREEN EQUITY TRUST

EVERGREEN SELECT EQUITY TRUST

200 Berkeley Street

Boston, Massachusetts 02116

1.800.343.2898

DOMESTIC EQUITY FUNDS I

STATEMENT OF ADDITIONAL INFORMATION

February 1, 2006

Evergreen Aggressive Growth Fund (“Aggressive Growth Fund”)

Evergreen Growth Fund

(“Growth Fund”)

Evergreen Large Company Growth Fund (“Large Company Growth Fund”)

Evergreen Mid Cap Growth Fund

(“Mid Cap Growth Fund”)

Evergreen Omega Fund

(“Omega Fund”)

Evergreen Large Cap Equity Fund

(”Large Cap Equity Fund”)

Evergreen Special Equity Fund (“Special Equity Fund”) Evergreen Strategic Growth Fund (“Strategic Growth Fund”)
Each is a series of an open-end management investment company known as Evergreen Equity Trust.	Each is a series of an open-end management investment company known as Evergreen Select Equity Trust

(Each of the above series, a “Fund”, together, the “Funds”; each of Evergreen Equity Trust and Evergreen Select Equity Trust, a “Trust”, together, the “Trusts”)

This Statement of Additional Information (SAI) pertains to all classes of shares of the Funds listed above. It is not a prospectus but should be read in conjunction with the prospectuses dated February 1, 2006, as supplemented from time to time, for the Fund in which you are making or contemplating an investment. Shares of the Funds are offered through four separate prospectuses: one offering Class A, Class B, Class C, and Class I shares of each Fund; one offering Class IS shares of Large Cap Equity Fund, Strategic Growth Fund and Special Equity Fund only; one offering Class R shares of Omega Fund only; and one offering Class R shares of Strategic Growth Fund only. You may obtain copies of each prospectus without charge by calling 1.800.343.2898 or downloading it off our website at EvergreenInvestments.com.  Information in Part 1 of this SAI is specific information about the Funds described in the prospectuses. The information in Part 2 of this SAI contains more general information that may or may not apply to the Fund or class of shares in which you are interested.

Certain information may be incorporated into this document by reference to each Fund’s Annual Report dated September 30, 2005. You may obtain a copy of an Annual Report without charge by calling 1.800.343.2898 or by downloading it off our website at EvergreenInvestments.com.

PART 1

TRUST HISTORY... 1-1

INVESTMENT POLICIES.. 1-1

OTHER SECURITIES AND PRACTICES 1-3

PRINCIPAL HOLDERS OF FUND SHARES................. 1-4

EXPENSES 1-11

COMPUTATION OF CLASS A OFFERING PRICE .... 1-17

SERVICE PROVIDERS. 1-18

FINANCIAL STATEMENTS............... 1-20

PART 2

ADDITIONAL INFORMATION ON SECURITIES AND INVESTMENT PRACTICES 2-1

PURCHASE AND REDEMPTION OF SHARES. 2-26

PRICING OF SHARES.. 2-29

PRINCIPAL UNDERWRITER............... 2-30

DISTRIBUTION EXPENSES UNDER RULE 12b-1....... 2-31

TAX INFORMATION............. 2-338

BROKERAGE 2-42

ORGANIZATION............... 2-44

INVESTMENT ADVISORY AGREEMENT 2-45

PORTFOLIO MANAGERS. 2-46

MANAGEMENT OF THE TRUST............... 2-56

POLICY FOR DISSEMINATION OF PORTFOLIO HOLDINGS 2-63

CORPORATE AND MUNICIPAL BOND RATINGS. 2-64

ADDITIONAL INFORMATION............... 2-78

PROXY VOTING POLICY AND PROCEDURES................ A-1

PART 1

TRUST HISTORY

Each Trust is an open-end management investment company, which was organized as a Delaware statutory trust on September 18, 1997. Each Fund is a diversified series of its respective Trust. A copy of each Agreement and Declaration of Trust, as amended, is on file as exhibits to each Trust’s Registration Statement, of which this SAI is a part. On December 5, 2003, Evergreen Large Cap Equity Fund changed its name from Evergreen Stock Selector Fund. On March 1, 2004, Evergreen Mid Cap Growth Fund changed its name from Evergreen Emerging Growth Fund and Evergreen Strategic Growth Fund changed its name from Evergreen Select Strategic Growth Fund.

            On March 21, 2005, SouthTrust Growth Fund, a series of SouthTrust Funds, merged into Evergreen Strategic Growth Fund, and on April 15, 2005, Evergreen Masters Fund merged into Evergreen Large Cap Equity Fund.

INVESTMENT POLICIES

FUNDAMENTAL INVESTMENT POLICIES

            Each Fund has adopted the fundamental investment policies set forth below which may not be changed without the vote of a majority of the Fund's outstanding shares, as defined in the Investment Company Act of 1940 (the 1940 Act).  In some cases, an explanation beneath a fundamental policy describes the Fund’s practices with respect to that policy, as allowed by current law.  If the law governing a policy changes, the Fund’s practices may be changed accordingly without a shareholder vote.  Unless otherwise stated, all references to the assets of the Fund are in terms of current market value.

1. Diversification

            Each Fund may not make any investment that is inconsistent with its classification as a diversified investment company under the 1940 Act.

            Further Explanation of Diversification Policy:

            To remain classified as a diversified investment company under the 1940 Act, each Fund must conform with the following: With respect to 75% of its total assets, a diversified investment company may not invest more than 5% of its total assets, determined at market or other fair value at the time of purchase, in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, determined at the time of purchase. The 5% and 10% limitations do not apply to (1) a Fund’s assets represented by cash or cash equivalents, (2) investments in securities issued or guaranteed by the United States (U.S.) government or its agencies or instrumentalities, and (3) shares of other investment companies.

            2. Concentration

            Each Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry (other than securities that are issued or guaranteed by the U.S. government or its agencies or instrumentalities).

            Further Explanation of Concentration Policy:

            Each Fund may not invest more than 25% of its total assets, taken at market value, in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

            3. Issuing Senior Securities

            Except as permitted under the 1940 Act, each Fund may not issue senior securities.

4. Borrowing

            Each Fund may not borrow money, except to the extent permitted by applicable law.

            Further Explanation of Borrowing Policy:

            Each Fund may borrow from banks and enter into reverse repurchase agreements in an amount up to 33 1/3% of its total assets, taken at market value.  Each Fund may also borrow up to an additional 5% of its total assets from banks or others.  A Fund may borrow only as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares.  A Fund may purchase additional securities so long as outstanding borrowings do not exceed 5% of its total assets.  Each Fund may obtain such short‑term credit as may be necessary for the clearance of purchases and sales of portfolio securities.  Each Fund may purchase securities on margin and engage in short sales to the extent permitted by applicable law. Each Fund does not consider covered dollar rolls to be “borrowings” for the purposes of this restriction.

            5. Underwriting

            Each Fund may not underwrite securities of other issuers, except insofar as a Fund may be deemed to be an underwriter in connection with the disposition of its portfolio securities.

            6. Real Estate

            Each Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, a Fund may invest in (a) securities that are directly or indirectly secured by real estate, or (b) securities issued by issuers that invest in real estate.

            7. Commodities

            Each Fund may not purchase or sell commodities or contracts on commodities, except to the extent that a Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

            8. Lending

            Each Fund may not make loans to other persons, except that a Fund may lend its portfolio securities or cash in accordance with applicable law. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

            Further Explanation of Lending Policy:

            To generate income and offset expenses, a Fund may lend portfolio securities to broker-dealers and other financial institutions in an amount up to 33 1/3% of its total assets, taken at market value. While securities are on loan, the borrower will pay the Fund any income accruing on the security. The Fund may invest any collateral it receives in additional portfolio securities, such as U.S. Treasury notes, certificates of deposit, other high-grade, short-term obligations or interest bearing cash equivalents. Increases or decreases in the market value of a security lent will affect the Fund and its shareholders.

            When a Fund lends its securities, it will require the borrower to give the Fund collateral in cash or government securities. The Fund will require collateral in an amount equal to at least 100% of the current market value of the securities lent, including accrued interest. The Fund has the right to call a loan and obtain the securities lent any time on notice of not more than five business days. The Fund may pay reasonable fees in connection with such loans.

            The funds in the Evergreen Select Equity Trust, Evergreen Select Fixed Income Trust (except Evergreen Adjustable Rate Fund), Evergreen Equity Trust  and Evergreen Fixed Income Trust have the ability to lend cash to other Evergreen funds, in accordance with Evergreen’s Interfund Lending Policy and with the exemptive order issued by the Securities and Exchange Commission on November 20, 2001 (Rel. No. 812-11592).  Evergreen’s Interfund Lending Program was implemented after July 23, 2002.

OTHER SECURITIES AND PRACTICES

            For information regarding certain securities the Funds may purchase and certain investment practices the Funds may use, see the following sections in Part 2 of this SAI under “Additional Information on Securities and Investment Practices.” Information provided in the sections listed below expands upon and supplements information provided in the Funds’ prospectuses. The list below applies to all Funds unless noted otherwise.

Money Market Instruments

U.S. Government Agency Securities

When-Issued, Delayed-Delivery and Forward Commitment Transactions

Repurchase Agreements

Reverse Repurchase Agreements (not applicable to Growth Fund)

Securities Lending

Convertible Securities

Preferred Stocks

Warrants

Options and Futures Strategies

Foreign Securities (not applicable to Aggressive Growth Fund or Growth Fund)

Foreign Currency Transactions (not applicable to Aggressive Growth Fund or Growth Fund)

Obligations of Foreign Branches of US Banks (not applicable to Aggressive Growth Fund or Growth       Fund)

Obligations of US Branches of Foreign Banks (not applicable to Aggressive Growth Fund or Growth Fund)

Premium Securities (applicable only to Growth Fund)

Illiquid and Restricted Securities

Investment in Other Investment Companies

Short Sales (not applicable to Growth Fund)

Limited Partnerships (applicable only to Mid Cap Growth Fund, Large Company Growth Fund and       Special Equity Fund)

Master Demand Notes (applicable only to Strategic Growth Fund and Special Equity Fund)

Real Estate Investment Trusts (applicable only to Strategic Growth Fund and Special Equity Fund)

            Notwithstanding the above, each Fund may invest up to 5% of its assets in each of the securities or practices discussed in Part 2 of this SAI under “Additional Information on Securities and Investment Practices."

PRINCIPAL HOLDERS OF FUND SHARES

            As of December 31, 2005, the officers and Trustees of the Trusts owned as a group less than 1% of the outstanding shares of any class of each Fund.

            Set forth below is information with respect to each person who, to each Fund’s knowledge, owned of record 5% or more of the outstanding shares of any class of each Fund as of

December 31, 2005.

Aggressive Growth Fund Class A
None	None
Aggressive Growth Fund Class B
None	None
Aggressive Growth Fund Class C
MLPF&S For The Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Dr. E 2nd Floor Jacksonville, FL 32246-6484	5.48%
Aggressive Growth Fund Class I
Wachovia Bank Trust Accounts 11th Floor CMG-1151 301 S. Tryon St. Charlotte, NC 28202	20.46%
Wachovia Bank 401K Accounts 1525 W. WT Harris Blvd. Charlotte, NC 28288-0001	7.30%
Growth Fund Class A
Prudential Investment Mgmt Services For the Benefit of Mutual Fund Clients Mail Stop NJ 05-11-20 100 Mulberry Street 3 Gateway Center Fl 11 Newark, NJ 07102-4000	13.69%
Wachovia Bank 401K Accounts 1525 West WT Harris Blvd. Charlotte, NC 28288-0001	12.40%
State Street Bank and Trust Cust ADP/MSDW Alliance 105 Rosemont Ave. Westwood, MA 02090-2318	6.06%
Charles Schwab & Co. Inc. Special Custody Account FBO Exclusive Beenfit of Customers Reinvest Acct. 101 Montgomery St./Mutual Funds San Francisco, CA 94104	5.75%
Growth Fund Class B
MLPF&S For The Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Dr. E 2nd Floor Jacksonville, FL 32246-6484	6.91%
Citigroup Global Markets Inc. House Account 333 West 34th Street New York, NY 10001-2402	5.47%
Growth Fund Class C
None	None
Growth Fund Class I
Wachovia Bank Cash Account Attn: Trust Oper’ Fund Group 401 S. Tryon St. 3rd FL CMG 1151 Charlotte, NC 28202	36.54%
Wachovia Bank 401K Accounts 1525 W WT Harris Blvd. Charlotte, NC 28288-0001	31.77%
Wachovia Bank Cash/ Reinvest Account Attn: Trust Oper’ Fund Group 401 S. Tryon St. 3rd FL CMG 1151 Charlotte, NC 28202	10.14%
Wachovia Bank Reinvest Account Attn: Trust Operations Fund Group 401 S. Tryon St. 3rd FL CMG 1151 Charlotte, NC 28202	8.94%
Credit Suisse First Boston Capital LLC 11 Madison Ave. Floor 3 New York, NY 10010-3629	7.64%
Large Company Growth Fund Class A
None	None
Large Company Growth Fund Class B
MLPF&S For The Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Dr. E 2nd Floor Jacksonville, FL 32246-6484	5.59%
Large Company Growth Fund Class C
CitiGroup Global Markets Inc. House Account 333 West 34th Street New York, NY 10001-2402	41.52%
MLPF&S For The Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Dr. E 2nd Floor Jacksonville, FL 32246-6484	7.28%
Large Company Growth Fund Class I
Wachovia Bank Trust Accounts 1525 West WT Harris Blvd. Charlotte, NC 28288-0001	74.29%
Wachovia Bank Cash/Reinvest Account Attn: Trust Operations Fund Group 401 South Tryon Street 3rd Floor CMG 1151 Charlotte, NC 28202	18.54%
Wachovia Bank Trust Accounts 11th Floor CMG-1151 301 South Tryon Street Charlotte, NC 28202	5.16%
Large Cap Equity Fund Class A
None	None
Large Cap Equity Fund Class B
None	None
Large Cap Equity Fund Class C
MLPF&S For The Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Dr. E 2nd Floor Jacksonville, FL 32246-6484	11.62%
Large Cap Equity Fund Class I
Wachovia Bank Cash Account Attn: Trust Operations Fund Group 401 S. Tryon St. 3rd FL CMG 1151 Charlotte, NC 28202	51.12%
Wachovia Bank Cash Account Attn: Trust Operations Fund Group 401 S. Tryon St. 3rd FL CMG 1151 Charlotte, NC 28202	12.30%
Wachovia Bank Cash/ Reinvest Account Attn: Trust Oper’ Fund Group 401 S. Tryon St. 3rd FL CMG 1151 Charlotte, NC 28202	9.84%
Wachovia Bank Cash/Reinvest Account Attn: Trust Operations Fund Group 401 S. Tryon St. 3rd FL CMG 1151 Charlotte, NC 28202	7.28%
Wachovia Bank Reinvest Account Attn: Trust Operations Fund Group 401 S. Tryon St. 3rd FL CMG 1151 Charlotte, NC 28202	6.90%
Large Cap Equity Fund Class IS
None	None
Mid Cap Growth Fund Class A
ROFE & Co, For Sub Account Mitsubishi UFJ Securities Co. LTD Marunouchi Building 2-4-1 Marunouchi Chiyoda-Ku Tokyo 100-6317 Japan	5.03%
Mid Cap Growth Fund Class B
MLPF&S For The Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Dr. E 2nd Floor Jacksonville, FL 32246-6484	6.87%
Mid Cap Growth Fund Class C
MLPF&S For The Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Dr. E 2nd Floor Jacksonville, FL 32246-6484	14.40%
CitiGroup Global Markets Inc. House Account 333 West 34th Street New York, NY 10001-2402	8.56%
Mid Cap Growth Fund Class I
Wachovia Bank Cash Account 1525 West WT Harris Blvd. Charlotte, NC 28288-0001	26.69%
Wachovia Bank 401K Account 1525 West WT Harris Blvd. Charlotte, NC 28288-0001	25.16%
MLPF&S For The Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Dr. E 2nd Floor Jacksonville, FL 32246-6484	10.94%
Evergreen Investment Services Inc. Aggressive Portfolio-W14A College Sense 200 Berkeley Street Boston, MA 02116-5022	10.29%
Evergreen Investment Services Inc. Moderately Aggressive Portfolio-W14B College Sense 200 Berkeley Street Boston, MA 02116-5022	8.02%
Evergreen Investment Services Inc. Moderate Portfolio-W14D College Sense 200 Berkeley Street Boston, MA 02116-5022	5.94%

Omega Fund Class A
None	None
Omega Fund Class B
None	None

Omega Fund Class C
MLPF&S For The Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Dr. E 2nd Floor Jacksonville, FL 32246-6484	6.09%
Omega Fund Class I
Wachovia Bank 401K Accounts 1525 West WT Harris Blvd. Charlotte, NC 28288-0001	42.08%
Wachovia Bank Reinvest Accounts Trust Accounts 1525 West WT Harris Blvd. Charlotte, NC 28288-0001	10.09%
Omega Fund Class R
MLPF&S For The Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Dr. E 2nd Floor Jacksonville, FL 32246-6484	100.00%
Special Equity Fund Class A
VALIC Woodson Tower L7-01 2919 Allen Parkway Houston, TX 77019-2142	50.95%
Charles Schwab & Co. Inc. Special Custody Account FBO Exclusive Benefit of Customers Reinvest Account 101 Montgomery St./Mutual Funds San Francisco, CA 94104	5.71%
Special Equity Fund Class B
None	None
Special Equity Fund Class C
MLPF&S For The Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Dr. E 2nd Floor Jacksonville, FL 32246-6484	12.53%
Special Equity Fund Class I
Wachovia Bank Cash Account Attn: Trust Operations Fund Group 401 South Tryon Street 3rd Floor CMG 1151 Charlotte, NC 28202	44.39%
Wachovia Bank 401K Accounts 1525 West WT Harris Blvd. Charlotte, NC 28288-0001	23.23%
Wachovia Bank Reinvest Account Attn: Trust Operations Fund Group 401 South Tryon Street 3rd Floor CMG 1151 Charlotte, NC 28202	18.93%
Wachovia Bank Cash/Reinvest Account Attn: Trust Operations Fund Group 401 South Tryon Street 3rd Floor CMG 1151 Charlotte, NC 28202	8.22%
Special Equity Fund Class IS
MLPF&S For The Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Dr. E 2nd Floor Jacksonville, FL 32246-6484	7.38%
Wachovia Bank Cash Account Attn: Trust Operations Fund Group 401 South Tryon Street 3rd Floor CMG 1151 Charlotte, NC 28202	5.85%
Strategic Growth Fund Class A
Charles Schwab & Co. Inc. Special Custody Account FBO Exclusive Benefit of Customers Reinvest Account 101 Montgomery St./Mutual Funds San Francisco, CA 94104	16.00%
Wilmington Trust Co. Cust FBO Eplan Services, Inc. Group Trust c/o Mutual Funds PO Box 8971 Wilmington, DE 19899-8971	10.13%
Wachovia Bank 401K Accounts 1525 West WT Harris Blvd. Charlotte, NC 28288-0001	8.76%
Strategic Growth Fund Class B
CitiGroup Global Markets Inc. House Account 333 West 34th Street New York, NY 10001-2402	5.90%
MLPF&S For The Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Dr. E 2nd Floor Jacksonville, FL 32246-6484	5.73%
Strategic Growth Fund Class C
CitiGroup Global Markets Inc. House Account 333 West 34th Street New York, NY 10001-2402	24.74%

First Clearing LLC Margaret A. Kelley IRA FCC as Custodian 405 Fourth Street Brooklyn, NY 11215	7.55%
Strategic Growth Fund Class I
Wachovia Bank Cash Account Attn: Trust Operations Fund Group 401 South Tryon Street 3rd Floor CMG 1151 Charlotte, NC 28202	60.25%
Wachovia Bank Reinvest Account Attn: Trust Operations Fund Group 401 South Tryon Street 3rd Floor CMG 1151 Charlotte, NC 28202	16.62%
Wachovia Bank Cash/Reinvest Account Attn: Trust Operations Fund Group 401 South Tryon Street 3rd Floor CMG 1151 Charlotte, NC 28202	13.55%
Wachovia Bank 401K Accounts 1525 West WT Harris Blvd. Charlotte, NC 28288-0001	5.51%
Strategic Growth Fund Class IS
Wachovia Bank Cash Account Attn: Trust Operations Fund Group 401 South Tryon Street 3rd Floor CMG 1151 Charlotte, NC 28202	8.45%
SEI Private Trust Co. Cust c/o M&T Bank One Freedom Valley Drive Oaks, PA 19456	5.11%
Strategic Growth Fund Class R
MCB trust Services Trustee St. John Nissan 401K Plan 700 17th Street Suite 300 Denver, CO 80202-3531	85.93%
Co Evergreen Investments NC 1195 401 South Tryon Street Suite 500 Charlotte, NC 28288-0001	14.07%

EXPENSES

Advisory Fees

            Evergreen Investment Management Company, LLC (EIMC), a wholly-owned subsidiary of Wachovia Corporation (Wachovia), is the investment advisor to the Funds.  EIMC is located at 200 Berkeley Street, Boston, Massachusetts, 02116-5034, and Wachovia is located at 301 South College Street, Charlotte, North Carolina 28288-0013.  For more information, see “Investment Advisory Agreement” in Part 2 of this SAI.

            EIMC is entitled to receive from each Fund an annual fee based on each Fund’s average daily net assets.  Such fees are computed as of the close of business each business day and paid monthly. Each Fund's advisory fees are as follows:

Aggressive Growth Fund
Average Daily Net Assets	Fee
First $1 billion	0.52%
Over $1 billion	0.50%

Growth Fund
Average Daily Net Assets	Fee
First $1 billion	0.70%
Over $1 billion	0.65%

Mid Cap Growth Fund and Large Company Growth Fund
Average Daily Net Assets	Fee
First $500 million	0.51%
Next $500 million	0.36%
Next $500 million	0.31%
Over $1.5 billion	0.26%

Omega Fund
Average Daily Net Assets	Fee
First $250 million	0.660%
Next $250 million	0.585%
Next $500 million	0.510%
Over $1 billion	0.410%

Special Equity Fund
Average Daily Net Assets	Fee
First $250 million	0.92%
Next $250 million	0.85%
Next $500 million	0.80%
Over $1 billion	0.70%

Strategic Growth Fund
Average Daily Net Assets	Fee
First $1.5 billion	0.62%
Over $1.5 billion	0.55%

            EIMC is entitled to receive from Large Cap Equity Fund an annual fee based on the Fund’s average daily net assets, as follows:

The Fund will pay a fee each month at the annual rate of 0.30% of average daily net assets of the Fund for such month computed as of the close of business each business day (the “Base Fee”) adjusted based upon the Investment Performance (as defined below) of the Fund compared to the Investment Record (as defined below) of the Standard & Poor’s 500 Index (“S&P 500”) during the thirty-six month period ending as of the last business day of the month of the calculation period (the “Performance Fee Adjustment”) as follows:

(a)  the Base Fee will be increased, up to a maximum fee of 0.45%, by multiplying the difference, if positive, between the Investment Performance of the Fund and the Investment Record of the S&P 500 plus 0.25% (each of the Investment Performance and the Investment Record expressed as a percentage) by 0.5 and adding the result to the Base Fee;

(b)  the Base Fee will be decreased, down to a minimum fee of 0.15%, by multiplying the difference, if negative, between the Investment Performance of the Fund and the Investment Record of the S&P 500 minus 0.25% (each of the Investment Performance and the Investment Record expressed as a percentage) by 0.5 and subtracting the result from the Base Fee.

            The Performance Fee Adjustment will be applied to the average of the Fund’s daily net assets over the same period for which the Performance Fee Adjustment is calculated.

            For purposes of the foregoing calculation, “Investment Performance” and “Investment Record” are used as defined in Rule 205-1 under the Investment Advisers Act of 1940.  The Investment Performance of the Fund will be the Investment Performance of Class I shares of the Fund for the relevant period.

            Notwithstanding the foregoing, a three-year transitional period began on December 1, 2005 during which the fee is assessed as follows:

the fee payable for each of the first twelve months will be the Base Fee, not adjusted as provided above;

the fee payable for each of the thirteenth through the thirty-sixth months shall be determined first, by calculating the Base Fee for the entire period from December 1, 2005 through such month and adjusting that Base Fee as provided above based on the Investment Performance of the Fund and Investment Return of the S&P 500 for that entire period (rather than for a 36-month period); then, determining the difference between the fee so calculated and the aggregate of the fees paid under this Agreement for all prior periods from December 1, 2005; if such difference is a positive number, the Fund will pay the amount of such difference to the Advisor; if such difference is a negative number, the Advisor will pay an amount equal to the absolute value of such difference to the Fund;

beginning with the thirty-seventh month, the Base Fee will be adjusted based on the performance for a 36-month period ending with the month for which the payment is made, as described above.

            Notwithstanding the foregoing, the actual fee paid to the Adviser for any period shall not exceed 0.45% of average daily net assets of the Fund computed as of the close of business each business day and paid monthly.

Advisory Fees Paid

Below are the advisory fees accrued or paid by each Fund for the last three fiscal years.

Fund/Fiscal Year Ended	Advisory Fee Paid	Advisory Fee Waived
September 30, 2005
Aggressive Growth Fund	$1,101,280	$26,350
Growth Fund	$6,939,700	$0
Large Cap Equity Fund(1)	$10,169,125	$597,468
Large Company Growth Fund	$2,225,382	$0
Mid Cap Growth Fund	$3,178,414	$0
Omega Fund	$5,509,844	$455,281
Special Equity Fund	$3,077,740	$0
Strategic Growth Fund	$9,891,901	$0
September 30, 2004
Aggressive Growth Fund	$1,267,703	$3,460
Growth Fund	$6,515,416	$0
Large Cap Equity Fund(1)	$9,939,932	$254,073
Large Company Growth Fund	$2,467,055	$0
Mid Cap Growth Fund	$3,057,460	$0
Omega Fund	$6,486,565	$245,946
Special Equity Fund	$3,895,909	$0
Strategic Growth Fund	$8,674,130	$0
September 30, 2003
Aggressive Growth Fund	$877,384	$0
Growth Fund	$3,958,398	$0
Large Cap Equity Fund(1)	$3,799,284	$615,185
Large Company Growth Fund	$2,299,715	$0
Mid Cap Growth Fund	$2,674,472	$0
Omega Fund	$5,954,238	$0
Special Equity Fund	$2,643,202	$139,052
Strategic Growth Fund	$6,299,473	$90,889

(1)The fees paid by the Fund for the fiscal years ended September 30, 2003, 2004, and 2005 were paid under the previous advisory fee arrangement.

Brokerage Commissions

            Below are the brokerage commissions paid for the last three fiscal years or periods by each Fund to all brokers, and brokerage commissions paid by the applicable Funds to Wachovia Securities LLC, an affiliated broker-dealer that places trades through its wholly-owned subsidiary, First Clearing Corp.  For more information regarding brokerage commissions, see “Brokerage” in Part 2 of this SAI.

Fund/Fiscal Year Ended	Total Paid to All Brokers	Total Paid to Wachovia Securities, LLC
September 30, 2005
Aggressive Growth Fund	$724,375	$137,154
Growth Fund	$2,982,506	$28,839
Large Cap Equity Fund	$582,940	$0
Large Company Growth Fund	$1,076,086	$330,368
Mid Cap Growth Fund	$2,709,731	$137,909
Omega Fund	$3,604,852	$845,999
Special Equity Fund	$1,975,805	$29,753
Strategic Growth Fund	$5,381,351	$70,698
September 30, 2004
Aggressive Growth Fund	$1,205,810	$162,368
Growth Fund	$3,489,602	$158,125
Large Cap Equity Fund	$1,722,394	$47,606
Large Company Growth Fund	$1,257,387	$335,193
Mid Cap Growth Fund	$2,978,954	$299,984
Omega Fund	$5,108,770	$1,151,134
Special Equity Fund	$4,183,443	$261,742
Strategic Growth Fund	$4,550,864	$335,346
September 30, 2003
Aggressive Growth Fund	$1,397,466	$321,975
Growth Fund	$3,819,509	$31,067
Large Cap Equity Fund	$1,403,245	$165,025
Large Company Growth Fund	$2,509,511	$939,403
Mid Cap Growth Fund	$5,705,755	$1,222,276
Omega Fund	$7,171,437	$2,085,534
Special Equity Fund	$2,644,645	$74,624
Strategic Growth Fund	$6,423,474	$1,633,617

Percentage of Brokerage Commissions

            The tables below show, for the fiscal year or period ended September 30, 2005, (1) the percentage of aggregate brokerage commissions paid by each applicable Fund to Wachovia Securities, LLC; and (2) the percentage of each applicable Fund’s aggregate dollar amount of commissionable transactions effected through Wachovia Securities, LLC.  For more information, see “Selection of Brokers” under ”Brokerage” in Part 2 of this SAI.

Fund	Percentage of Commissions to Wachovia Securities, LLC	Percentage of Commissionable Transactions through Wachovia Securities, LLC
Aggressive Growth Fund	18.9%	14.8%
Growth Fund	1.0%	0.8%
Large Cap Equity Fund	0%	0%
Large Company Growth Fund	30.7%	23.6%
Mid Cap Growth Fund	5.1%	5.0%
Omega Fund	23.5%	19.8%
Special Equity Fund	1.5%	1.5%
Strategic Growth Fund	1.3%	1.0%

Brokerage Commissions with Research Firms

During the fiscal year ended September 30, 2005, the Funds allocated the following amount of transactions, and related commissions, to broker-dealer firms that EIMC considers to provide research services (“Research Firms”).  Wachovia Securities, LLC (together with its wholly-owned subsidiary, First Clearing LLC) is a Research Firm.  The provision of research was not necessarily a factor in the placement of these transactions with such Research Firms.

Fund	Dollar Amount of Transactions with Research Firms	Commissions Paid on Transactions with Research Firms
Aggressive Growth Fund	$636,981,122	$803,447
Growth Fund	$1,646,590,657	$3,456,868
Large Cap Equity Fund	$1,537,195,839	$595,206
Large Company Growth Fund	$1,080,555,685	$1,069,167
Mid Cap Growth Fund	$1,911,568,232	$3,310,356
Omega Fund	$3,152,148,706	$3,864,406
Special Equity Fund	$1,067,024,329	$1,950,003
Strategic Growth Fund	$5,275,581,943	$5,275,856

Underwriting Commissions

            Below are the underwriting commissions paid by each Fund and the amounts retained by Evergreen Investment Services, Inc. (EIS), the principal underwriter, for the last three fiscal years or periods. For periods prior to May 1, 2004, underwriting commissions were paid to the Funds’ predecessor principal underwriter.   For more information, see “Principal Underwriter” in Part 2 of this SAI.

Fund/Fiscal Year or Period Ended	Total Underwriting Commissions	Underwriting Commissions Retained
September 30, 2005
Aggressive Growth Fund	$121,094	$6,926
Growth Fund	$155,317	$10,750
Large Cap Equity Fund	$525,423	$4,205
Large Company Growth Fund	$116,019	$4,436
Mid Cap Growth Fund	$186,461	$11,086
Omega Fund	$922,957	$35,700
Special Equity Fund	$183,911	$6,245
Strategic Growth Fund	$34,846	$2,271
September 30, 2004
Aggressive Growth Fund	$291,312	$17,344
Growth Fund	$344,924	$17,496
Large Cap Equity Fund	$66,429	$5,503
Large Company Growth Fund	$222,302	$9,876
Mid Cap Growth Fund	$323,612	$19,867
Omega Fund	$2,597,611	$113,318
Special Equity Fund	$471,251	$22,938
Strategic Growth Fund	$68,871	$4,278
September 30, 2003
Aggressive Growth Fund	$220,985	$10,761
Growth Fund	$429,861	$19,199
Large Cap Equity Fund	$42,343	$3,106
Large Company Growth Fund	$239,908	$10,571
Mid Cap Growth Fund	$217,183	$9,641
Omega Fund	$2,112,901	$80,539
Special Equity Fund	$147,727	$9,415
Strategic Growth Fund	$53,062	$1,622

Distribution and/or Service (12b-1) Fees

            Below are the 12b-1 fees paid by each Fund for the fiscal year or period ended September 30, 2005.  For more information, see “Distribution Expenses Under Rule 12b-1” in Part 2 of this SAI.  Class I shares do not pay 12b-1 fees; Class A, Class IS and Class R shares do not pay distribution fees.

Fund	Class A	Class B		Class C
	Service Fees	Distribution Fees	Service Fees	Distribution Fees	Service Fees
Aggressive Growth Fund	$488,172	$272,256	$90,752	$53,539	$17,846
Growth Fund	$267,009	$162,854	$54,285	$1,540,463	$513,487
Large Cap Equity Fund	$229,272	$240,771	$80,257	$32,179	$10,726
Large Company Growth Fund	$1,161,720	$185,642	$61,881	$65,798	$21,932
Mid Cap Growth Fund	$1,686,896	$216,004	$72,001	$59,809	$19,937
Omega Fund	$1,421,156	$3,695,122	$1,231,708	$824,869	$274,956
Special Equity Fund	$264,032	$234,412	$78,138	$131,321	$43,774
Strategic Growth Fund	$13,577	$18,605	$6,202	$15,118	$5,039

Fund	Class R	Fund	Class IS
	Service Fees		Service Fees
Omega Fund	$1,266	Large Cap Equity Fund	$198,001
		Special Equity Fund	$8,753
Strategic Growth Fund	$17	Strategic Growth Fund	$45,349

Trustee Compensation

Listed below is the Trustee compensation paid by the Funds individually for the fiscal year ended September 30, 2005 and by the Evergreen fund complex(1) for the twelve months ended December 31, 2005. The Trustees do not receive pension or retirement benefits from the Evergreen funds.  For more information, see “Management of the Trust” in Part 2 of this SAI.

Trustee	Aggregate Compensation from the Funds for the fiscal year ended 9/30/2005	Total Compensation from the Evergreen Fund Complex(1) for the twelve months ended 12/31/2005(2)
Charles A. Austin III	$12,928
Shirley L. Fulton	$10,373
K. Dun Gifford	$11,675
Leroy Keith Jr.	$10,476
Gerald McDonnell	$10,477
William Walt Pettit	$10,373
David M. Richardson	$10,476
Russell A. Salton, III	$11,922
Michael S. Scofield	$17,590
Richard J. Shima	$11,718
Richard K. Wagoner	$10,476

The Evergreen funds complex consists of direct investments as well as investments through the Trustees' Deferred Compensation Plan. The Trustees’ Deferred Compensation Plan provides Trustees with the option to defer all or part of their compensation.  The Trustees may elect to earn a rate of return on any deferred compensation by selecting hypothetical investments in Evergreen investment media in an amount equal to the deferred compensation.  A Trustee may elect when to receive distributions of such deferred amounts, but may not receive distribution before the earlier of the first business day of January following (a) a date five years following the deferral election, or (b) the year in which the Trustee ceases to be a member of the Board of Trustees.  Pursuant to the Deferred Compensation Plan, payments due under the Deferred Compensation Plan are unsecured obligations of the Evergreen funds.

Pursuant to the Trustees' Deferred Compensation Plan, certain Trustees have elected to defer all or part of their total compensation for the twelve months ended December 31, 2005. The amounts listed below will be payable in later years to the respective Trustees:

Austin:                      $

Fulton:                      $

McDonnell                $

Pettit:                         $

                Shima                    $

COMPUTATION OF CLASS A OFFERING PRICE

             Class A shares are sold at the net asset value (NAV) plus a sales charge.  Below is an example of the method of computing the offering price of Class A shares of each Fund. The example assumes a purchase of Class A shares of each Fund aggregating less than $50,000 based upon the NAV of each Fund’s Class A shares as of September 30, 2005.  For more information, see “Pricing of Shares” in Part 2 of this SAI.

Fund	Net Asset Value Per Share	Sales Charge[1]	Offering Price Per Share
Aggressive Growth Fund	$17.60	5.75%	$18.67
Growth Fund	$19.03	5.75%	$20.19
Large Cap Equity Fund	$15.56	4.75%[2]	$16.34
Large Company Growth Fund	$6.66	5.75%	$7.07
Mid Cap Growth Fund	$5.44	5.75%	$5.77
Omega Fund	$25.54	5.75%	$27.10
Special Equity Fund	$13.06	5.75%	$13.86
Strategic Growth Fund	$26.70	5.75%	$28.33

1The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

2Sales charge change effective December 1, 2005.

SERVICE PROVIDERS

Administrator

EIS, 200 Berkeley Street, Boston, Massachusetts 02116-5034, a subsidiary of Wachovia and an affiliate of EIMC, serves as administrator to the Funds, subject to the supervision and control of each Trust's Board of Trustees. Pursuant to a Master Administrative Services Agreement, EIS provides the Funds with facilities, equipment and personnel and is entitled to receive from each Fund annual fees at the following rate:

Average Daily Net Assets of the Evergreen Funds (Excluding Money Market Funds)	Administrative Service Fee Rates
First $50 billion	0.100%
Next $25 billion	0.090%
Next $25 billion	0.080%
Next $25 billion	0.075%
On assets over $125 billion	0.050%

            Below are the administrative service fees paid by each Fund for the last three fiscal years or periods.

Fund/Fiscal Year or Period Ended	Administrative Fee Paid
September 30, 2005
Aggressive Growth Fund	$216,136
Growth Fund	$990,684
Large Cap Equity Fund	$1,650,339
Large Company Growth Fund	$434,898
Mid Cap Growth Fund	$671,146
Omega Fund	$1,085,758
Special Equity Fund	$340,281
Strategic Growth Fund	$1,602,069
September 30, 2004
Aggressive Growth Fund	$244,279
Growth Fund	$930,154
Large Cap Equity Fund	$1,559,483
Large Company Growth Fund	$483,341
Mid Cap Growth Fund	$640,528
Omega Fund	$1,260,119
Special Equity Fund	$429,859
Strategic Growth Fund	$1,398,134
September 30, 2003
Aggressive Growth Fund	$168,728
Growth Fund	$565,485
Large Cap Equity Fund	$668,859
Large Company Growth Fund	$439,005
Mid Cap Growth Fund	$535,035
Omega Fund	$1,072,494
Special Equity Fund	$302,419
Strategic Growth Fund	$1,030,704

Distributor

            EIS is also the distributor of the Funds and markets the Funds through broker‑dealers and other financial representatives and receives payments pursuant to the Funds' 12b-1 plans. EIS is an affiliate of EIMC, which is an affiliate of each Fund.

Transfer Agent

            Evergreen Service Company, LLC (ESC), P.O. Box 8400, Boston, Massachusetts 02266-8400, a subsidiary of Wachovia and an affiliate of EIMC, is the Funds’ transfer agent. ESC issues and redeems shares, pays dividends and performs other duties in connection with the maintenance of shareholder accounts.

Each Fund pays ESC annual fees as follows:

Fund Type	Annual Fee Per Open Account*	Annual Fee Per Closed Account**
Monthly Dividend Funds	$26.75	$9.00
Quarterly Dividend Funds	$21.50	$9.00
Semiannual Dividend Funds	$21.50	$9.00
Annual Dividend Funds	$21.50	$9.00

                        *     For shareholder accounts only. The Funds pay ESC cost plus 15% for broker accounts.

**          Closed accounts are maintained on the system in order to facilitate historical tax information.

            Below are the transfer agency fees paid by each Fund to ESC for the fiscal year ended September 30, 2005.

Fund	Transfer Agency Fees Paid
Aggressive Growth Fund	$899,667
Growth Fund	$1,073,220
Large Cap Equity Fund	$718,891
Large Company Growth Fund	$791,650
Mid Cap Growth Fund	$1,179,274
Omega Fund	$5,187,122
Special Equity Fund	$789,062
Strategic Growth Fund	$214,464

Independent Registered Public Accounting Firm

KPMG LLP, 99 High Street, Boston, Massachusetts 02110, audits the financial statements of each Fund.

Custodian

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, keeps custody of each Fund's securities and cash and performs other related duties.

Legal Counsel

Ropes & Gray LLP, One International Place, Boston, MA 02110-2624, acts as counsel to the Funds.

Sullivan & Worcester LLP, 1666 K Street, N.W., Washington, D.C. 20006, acts as counsel to the non-interested Trustees of the Trusts.

FINANCIAL STATEMENTS

The audited financial statements for the Funds for the fiscal year ended September 30, 2005, including notes thereto, and the report of the independent registered public accounting firm thereon, are hereby incorporated into this document by reference to the Trusts’ September 30, 2005 Annual Reports. The Trusts' September 30, 2005 Annual Reports relating to the Funds were filed electronically with the SEC on December 7, 2005 (Accession No. 0000936772-05-000213 for Evergreen Equity Trust and Accession No. 0000936772-05-000214 for Evergreen Select Equity Trust). Copies of the Annual Reports may be obtained without charge by writing Evergreen Service Company, LLC, P.O. Box 8400, Boston, Massachusetts 02266-8400,by calling 1.800.343.2898 or by downloading them off our website at EvergreenInvestments.com.

Statement of Additional Information (SAI)

PART 2

ADDITIONAL INFORMATION ON SECURITIES

AND INVESTMENT PRACTICES

The prospectus describes the Fund’s investment objective and the securities in which it primarily invests. The following describes other securities the Fund may purchase and investment strategies it may use.  Some of the information below may not apply to the Fund or the Class in which you are interested.  See the list under Other Securities and Practices in Part 1 of this SAI to determine which of the sections below are applicable.

Money Market Instruments

The Fund may invest up to 100% of its assets in high-quality money market instruments, such as notes, certificates of deposit, commercial paper, banker’s acceptances, bank deposits or U.S. government securities if, in the opinion of the investment advisor, market conditions warrant a temporary defensive investment strategy.

U.S. Government Agency Securities

            The Fund may invest in securities issued or guaranteed by U.S. Government agencies or instrumentalities.

            These securities are backed by (1) the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities or (2) the credit of the agency or instrumentality issuing or guaranteeing the obligations. These agencies, although chartered or sponsored by Congress, are not funded by congressional appropriations and the securities issued by them are neither guaranteed nor insured by the U.S. government and are supported only by the credit of the issuer itself. In general, securities issued by the U.S. government-sponsored entities are neither insured nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government.

            Some government agencies and instrumentalities may not receive financial support from the U.S. Government.  Examples of such agencies are:

(i)     Farm Credit System, including the National Bank for Cooperatives, Farm Credit Banks and Banks for Cooperatives;

(ii)     Farmers Home Administration;

(iii)     Federal Home Loan Banks;

(iv)     Federal Home Loan Mortgage Corporation;

Federal National Mortgage Association; and

Student Loan Marketing Association.

Securities Issued by the Government National Mortgage Association (GNMA).The Fund may invest in securities issued by the GNMA, a corporation wholly owned by the U.S. Government.  GNMA securities or "certificates" represent ownership in a pool of underlying mortgages.  The timely payment of principal and interest due on these securities is guaranteed by GNMA.

            Unlike conventional bonds, the principal on GNMA certificates is not paid at maturity but over the life of the security in scheduled monthly payments.  While mortgages pooled in a GNMA certificate may have maturities of up to 30 years, the certificate itself will have a shorter average maturity and less principal volatility than a comparable 30‑year bond.

            The market value and interest yield of GNMA certificates can vary due not only to market fluctuations, but also to early prepayments of mortgages within the pool.  Since prepayment rates vary widely, it is impossible to accurately predict the average maturity of a GNMA pool.  In addition to the guaranteed principal payments, GNMA certificates may also make unscheduled principal payments resulting from prepayments on the underlying mortgages.

            Although GNMA certificates may offer yields higher than those available from other types of U.S. Government securities, they may be less effective as a means of locking in attractive long‑term rates because of the prepayment feature.  For instance, when interest rates decline, prepayments of the underlying mortgages are likely to increase as the holders of the underlying mortgages seek refinancing.  As a result, the value of a GNMA certificate is not as likely to rise as the value of a comparable debt security would in response to the same decline.  In addition, these prepayments can cause the price of a GNMA certificate originally purchased at a premium to decline in price compared to its par value, which may result in a loss.

When‑Issued, Delayed‑Delivery and Forward Commitment Transactions

The Fund may purchase securities on a when‑issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis.  Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made.

            The Fund may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date.  Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth.  In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when‑issued, delayed-delivery or forward commitment basis the Fund will hold liquid assets worth at least the equivalent of the amount due.  The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

            Purchases made under such conditions may involve the risk that yields secured at the time of commitment may be lower than otherwise available by the time settlement takes place, causing an unrealized loss to the Fund.  In addition, when the Fund engages in such purchases, it relies on the other party to consummate the sale.  If the other party fails to perform its obligations, the Fund may miss the opportunity to obtain a security at a favorable price or yield.

Repurchase Agreements

            The Fund may enter into repurchase agreements with entities that are registered as U.S. Government securities dealers, including member banks of the Federal Reserve System having at least $1 billion in assets, primary dealers in U.S. Government securities, or banks and other recognized financial institutions,  such as broker-dealers, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.  In a repurchase agreement the Fund obtains a security and simultaneously commits to return the security to the seller at a set price (including principal and interest) within a period of time usually not exceeding seven days.  The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security.  A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

            The Fund’s custodian or a third party will take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily.  To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities.  In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action.  The Fund's investment advisor believes that under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities.

Reverse Repurchase Agreements

            As described herein, the Fund may also enter into reverse repurchase agreements.  These transactions are similar to borrowing cash.  In a reverse repurchase agreement, the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate.

The use of reverse repurchase agreements may enable the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time.

            When effecting reverse repurchase agreements, liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date.  The segregated account is marked to market daily and maintained until the transaction is settled.

Leverage

            The Fund may engage in transactions that create leverage with up to 30% of its net assets in accordance with Evergreen’s Leverage Policy.  Leverage creates special risks for the Fund which are created when an investment exposes the Fund to a level of risk that exceeds the amount invested.  Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain.  Examples of transactions which create leverage include uncovered mortgage dollar rolls and investments in when-issued securities (see descriptions herein) as well as investing in securities that are issued on a “to-be-announced” basis (commonly referred to as “TBA’s”) which are purchased prior to their actual issuance. Examples of transactions which are not included in the calculation of the Fund’s total leverage-creating transactions are covered dollar rolls and collateralized securities lending in which the collateral received by the Fund is invested in cash equivalents.

Dollar Roll Transactions

            The Fund may enter into dollar rolls in which the Fund sells securities and simultaneously contracts to repurchase substantially similar securities on a specified future date.  In the case of dollar rolls involving mortgage-related securities, the mortgage-related securities that are purchased typically will be of the same type and will have the same or similar interest rate and maturity as those sold, but will be supported by different pools of mortgages.  The Fund forgoes principal and interest paid during the roll period on the securities sold in a dollar roll, but it is compensated by the difference between the current sales price and the price for the future purchase as well as by any interest earned on the proceeds of the securities sold.  The Fund could also be compensated through receipt of fee income.

Dollar rolls are not treated as borrowings or other senior securities and will be excluded from the calculation of the Fund’s borrowings and other senior securities.  Investing in dollar rolls creates leverage (unless they are “covered dollar rolls,” see description below) and are included in the calculation of the Fund’s total leverage-creating transactions.   In addition to the general risks involved in leveraging, dollar rolls are subject to the same risks as repurchase and reverse repurchase agreements.

Covered Dollar Rolls

The Fund may enter into covered dollar rolls which are the same as the dollar roll transactions described above except that the dollar roll position is offset with a cash or cash equivalent position. The offsetting cash/cash equivalent position effectively collateralizes the Fund’s right to receive the security at the end of the roll period, and also serves to minimize the leveraging effect of the transaction. Covered dollar rolls are not treated as a borrowing or other senior security and will be excluded from the calculation of the Fund’s borrowings and other senior securities. Covered dollar rolls are not considered to be a transaction that creates leverage and will be excluded from the calculation of the Fund’s total leverage-creating transaction.

Securities Lending

            The Fund may lend portfolio securities to brokers, dealers and other financial institutions to earn additional income for the Fund.  These transactions must be fully collateralized at all times with cash or short-term debt obligations, but involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from exercising its rights in respect of the collateral.  Any investment of collateral by the Fund would be made in accordance with the Fund's investment objective and policies described in the prospectus.

Convertible Securities

The Fund may invest in convertible securities. Convertible securities include fixed‑income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, bonds with warrants attached or bonds with a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allow convertible securities to be employed for a variety of investment strategies.

The Fund will exchange or convert convertible securities into shares of underlying common stock when, in the opinion of its investment advisor, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective. The Fund may also elect to hold or trade convertible securities. In selecting convertible securities, the investment advisor evaluates the investment characteristics of the convertible security as a fixed‑income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the investment advisor considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

Preferred Stocks

            The Fund may purchase preferred stock.  Preferred stock, unlike common stock, has a stated dividend rate payable from the corporation’s earnings.  Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate.  “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid.

            If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline.  Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, which can be a negative feature when interest rates decline.  Preferred stock also generally has a preference over common stock on the distribution of a corporation’s assets in the event of liquidation of the corporation.  Preferred stock may be “participating” stock, which means that it may be entitled to a dividend exceeding the stated dividend in certain cases.  The rights of preferred stock on distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with a corporation’s debt securities.

Warrants

The Fund may invest in warrants. Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

Swaps, Caps, Floors and Collars

            The Fund may enter into interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars.  The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date.  The Fund would use these transactions as hedges and not as speculative investments and would not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay.  Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal.  A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices.  The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount.  The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount.  A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

            The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.  The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by Standard & Poor’s Ratings Services (S&P) or Moody's Investors Service, Inc. (Moody’s) or has an equivalent rating from another nationally recognized securities rating organization or is determined to be of equivalent credit quality by the Fund's investment advisor.  If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction.  As a result, the swap market has become relatively liquid.  Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Indexed Securities

            The Fund may invest in indexed securities, the values of which are linked to currencies, interest rates, commodities, indices or other financial indicators ("reference instruments"). Most indexed securities have maturities of three years or less.

            Indexed securities differ from other types of debt securities in which the Fund may invest in several respects.  First, the interest rate or, unlike other debt securities, the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as an interest rate compared with a fixed interest rate or the currency exchange rates between two currencies (neither of which need be the currency in which the instrument is denominated).  The reference instrument need not be related to the terms of the indexed security.  For example, the principal amount of a U.S. dollar denominated indexed security may vary based on the exchange rate of two foreign currencies.  An indexed security may be positively or negatively indexed; that is, its value may increase or decrease if the value of the reference instrument increases.  Further, the change in the principal amount payable or the interest rate of an indexed security may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

            Investment in indexed securities involves certain risks.  In addition to the credit risk of the security's issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of indexed securities may decrease as a result of changes in the value of reference instruments.  Further, in the case of certain indexed securities in which the interest rate is linked to a reference instrument, the interest rate may be reduced to zero, and any further declines in the value of the security may then reduce the principal amount payable on maturity.  Finally, indexed securities may be more volatile than the reference instruments underlying indexed securities.

            To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging.  Proxy hedging is often used when the currency to which the Fund is exposed is difficult to hedge or to hedge against the dollar.  Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's securities are or are expected to be denominated, and to buy U.S. dollars.  The amount of the contract would not exceed the value of the Fund’s securities denominated in linked currencies.  For example, if the Fund's investment advisor considers that the Austrian schilling is linked to the German deutschmark (the "D-mark"), the Fund holds securities denominated in schillings and the investment advisor believes that the value of schillings will decline against the U.S. dollar, the investment advisor may enter into a contract to sell D-marks and buy dollars.

Options and Futures Strategies

The Fund may at times seek to hedge against either a decline in the value of its portfolio securities or an increase in the price of securities which the investment advisor plans to purchase through the writing and purchase of options and the purchase or sale of futures contracts and related options.  Expenses and losses incurred as a result of such hedging strategies will reduce the Fund’s current return.

The ability of the Fund to engage in the options and futures strategies described below will depend on the availability of liquid markets in such instruments.  It is impossible to predict the amount of trading interest that may exist in various types of options or futures.  Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes stated below.

Writing Covered Options on Securities.  The Fund may write covered call options and covered put options on optionable securities of the types in which it is permitted to invest from time to time as the investment advisor determines is appropriate in seeking to attain the Fund’s investment objective.  Call options written by the Fund give the holder the right to buy the underlying security from the Fund at a stated exercise price; put options give the holder the right to sell the underlying security to the Fund at a stated price.

The Fund may only write call options on a covered basis or for cross-hedging purposes and will only write covered put options.  A put option would be considered “covered” if the Fund owns an option to sell the underlying security subject to the option having an exercise price equal to or greater than the exercise price of the “covered” option at all times while the put option is outstanding.  A call option is covered if the Fund owns or has the right without additional compensation to acquire the underlying securities subject to the call option (or comparable securities satisfying the cover requirements of securities exchanges) at all times during the option period.  A call option is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against another security which the Fund owns or has the right to acquire.  In the case of a call written for cross-hedging purposes or a put option, the Fund will maintain in a segregated account at the Fund’s custodian bank cash or short-term U.S. government securities with a value equal to or greater than the Fund’s obligation under the option.  The Fund may also write combinations of covered puts and covered calls on the same underlying security.

The Fund will receive a premium from writing an option, which will increase the Fund’s return in the event the option expires unexercised or is terminated at a profit.  The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option, and the volatility of the market price of the underlying security.  By writing a call option, the Fund will limit its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option.  By writing a put option, the Fund will assume the risk that it may be required to purchase the underlying security for a price higher than its then current market price, resulting in a potential capital loss if the purchase price exceeds market price plus the amount of the premium received.

The Fund may terminate an option which it has written prior to its expiration, by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written.  The Fund will realize a profit (or loss) from such transaction if the cost of such transaction is less (or more) than the premium received from the writing of the option.  Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option may be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

Purchasing Put and Call Options on Securities.  The Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value.  This protection is provided during the life of the put option since the Fund, as holder of the put, is able to sell the underlying security at the exercise price regardless of any decline in the underlying security’s market price.  For the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs.  By using put options in this manner, any profit which the Fund might otherwise have realized on the underlying security will be reduced by the premium paid for the put option and by transaction costs.

            The Fund may also purchase a call option to hedge against an increase in price of a security that it intends to purchase.  This protection is provided during the life of the call option since the Fund, as holder of the call, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security’s market price.  For the purchase of a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs.  By using call options in this manner, any profit which the Fund might have realized had it bought the underlying security at the time it purchased the call option will be reduced by the premium paid for the call option and by transaction costs.

Futures Contracts and Options on Futures.  The Fund may enter into financial futures contracts and write options on futures contracts.    The Fund may enter into such contracts for hedging purposes or for other purposes described from time to time in the prospectus.  A futures contract on securities is an agreement to buy or sell securities at a specified price during a designated month.  A futures contract on a securities index does not involve the actual delivery of securities, but merely requires the payment of a cash settlement based on changes in the securities index.  The Fund does not make payment or deliver securities upon entering into a futures contract.  An interest rate futures contract does not typically require delivery of securities or other investments, but contemplates payment based on changes on one or more interest rates (such as U.S. Treasury or Eurodollar rates).  Instead, it puts down a margin deposit, which is adjusted to reflect changes in the value of the contract and which continues until the contract is terminated.

            The Fund may sell or purchase futures contracts.  When a futures contract is sold by the Fund, the value of the contract will tend to rise when the value of the underlying securities declines and to fall when the value of such securities increases.  Thus, the Fund sells futures contracts in order to offset a possible decline in the value of its securities.  If a futures contract is purchased by the Fund, the value of the contract will tend to rise when the value of the underlying securities increases and to fall when the value of such securities declines.  The Fund intends to purchase futures contracts in order to establish what is believed by the investment advisor to be a favorable price or rate of return for securities the Fund intends to purchase.

              A put option purchased by the Fund on a futures contract would give it the right to assume a position as the seller of a futures contract.  A call option purchased by the Fund would give it the right to assume a position as the purchaser of a futures contract.  The purchase of an option on a futures contract requires the Fund to pay a premium.  In exchange for the premium, the Fund becomes entitled to exercise the benefits, if any, provided by the futures contract, but is not required to take any action under the contract.  If the option cannot be exercised profitably before it expires, the Fund's loss will be limited to the amount of the premium and any transaction costs.

            The Fund may enter into closing purchase and sale transactions in order to terminate a futures contract and may sell put and call options for the purpose of closing out its options positions.  The Fund's ability to enter into closing transactions depends on the development and maintenance of a liquid secondary market.  There is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. As a result, there can be no assurance  that the Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time.  If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the contract and to complete the contract according to its terms, in which case it would continue to bear market risk on the transaction.

            Although futures and options transactions are intended to enable the Fund to manage market, interest rate or exchange rate risk, unanticipated changes in interest rates or market prices could result in poorer performance than if it had not entered into these transactions.  Even if the investment advisor correctly predicts interest rate movements, a hedge could be unsuccessful if changes in the value of the Fund's futures position did not correspond to changes in the value of its investments.  This lack of correlation between the Fund's futures and securities positions may be caused by differences between the futures and securities markets or by differences between the securities underlying the Fund's futures position and the securities held by or to be purchased for the Fund. The Fund's investment advisor will attempt to minimize these risks through careful selection and monitoring of the Fund's futures and options positions.

            The Fund does not intend to use futures transactions for speculation or leverage.  The Fund has the ability to write options on futures, but currently intends to write such options only to close out options purchased by the Fund.  The Fund will not change these policies without supplementing the information in the prospectus or SAI.

“Margin” in Futures Transactions.  Unlike the purchase or sale of a security, the Fund does not pay or receive money upon the purchase or sale of a futures contract.  Rather the Fund is required to deposit an amount of "initial margin" in cash or U.S. Treasury bills with its custodian (or the broker, if legally permitted).  The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract initial margin does not involve the borrowing of funds by the Fund to finance the transactions.  Initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.

            A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded.  Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract.  This process is known as "marking to market”.  Variation margin does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired.  In computing its daily net asset value the Fund will mark‑to‑market its open futures positions.  The Fund is also required to deposit and maintain margin when it writes call options on futures contracts.

Limitations.  The Fund will not purchase or sell futures contracts or options on futures contracts if, as a result, the sum of the initial margin deposits on its existing futures contracts and related options positions and premiums paid for options on futures contracts would exceed 5% of the net assets of the Fund unless the transaction meets certain “bona fide hedging” criteria. The Fund will not maintain open positions in futures contracts it has sold or call options it has written on futures contracts if, in the aggregate, the value of the open positions (marked to market) exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on those open positions, adjusted for the correlation of volatility between the hedged securities and the futures contracts.  If this limitation is exceeded at any time, the Fund will take prompt action to close out a sufficient number of open contracts to bring its open futures and options positions within this limitation.

Risks of Options and Futures Strategies.  The effective use of options and futures strategies depends, among other things, on the Fund’s ability to terminate options and futures positions at times when the investment advisor deems it desirable to do so.  Although the Fund will not enter into an option or futures position unless the investment advisor believes that a liquid market exists for such option or future, there can be no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price.  The investment advisor generally expects that options and futures transactions for the Fund will be conducted on recognized exchanges.  In certain instances, however, the Fund may purchase and sell options in the over-the-counter market.  The staff of the Securities and Exchange Commission (SEC) considers over-the-counter options to be illiquid.  The Fund’s ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund.

            The use of options and futures involves the risk of imperfect correlation between movements in options and futures prices and movements in the price of the securities that are the subject of any hedge.  The successful use of these strategies also depends on the ability of the Fund’s investment advisor to forecast correctly interest rate movements and general stock market price movements.  The risk increases as the composition of the securities held by the Fund diverges from the composition of the relevant option or futures contract.

Brady Bonds

The Fund may also invest in Brady Bonds. Brady Bonds are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market.

U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed-rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations that have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments, but generally are not collateralized. Brady Bonds are often viewed as having up to four valuation components: (1) collateralized repayment of principal at final maturity, (2) collateralized interest payments, (3) uncollateralized interest payments, and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

Obligations of Foreign Branches of United States Banks

The Fund may invest in obligations of foreign branches of U.S. banks. These may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by government regulation.  Payment of interest and principal upon these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk).  In addition, evidences of ownership of such securities may be held outside the U.S. and the Fund may be subject to the risks associated with the holding of such property overseas. Examples of governmental actions would be the imposition of currency controls, interest limitations, withholding taxes, seizure of assets or the declaration of a moratorium.  Various provisions of federal law governing domestic branches do not apply to foreign branches of domestic banks.

Obligations of United States Branches of Foreign Banks

The Fund may invest in obligations of U.S. branches of foreign banks. These may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as by governmental action in the country in which the foreign bank has its head office. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a domestic bank.

Foreign Securities

            The Fund may invest in foreign securities or U.S. securities traded in foreign markets.  In addition to securities issued by foreign companies, permissible investments may also consist of obligations of foreign branches of U.S. banks and of foreign banks, including European certificates of deposit, European time deposits, Canadian time deposits and Yankee certificates of deposit.  The Fund may also invest in Canadian commercial paper and Europaper.  These instruments may subject the Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. issuers.  Such risks include the possibility of adverse political and economic developments; imposition of withholding taxes on interest or other income; seizure, nationalization, or expropriation of foreign deposits; establishment of exchange controls or taxation at the source; greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations.  Such investments may also entail higher custodial fees and sales commissions than domestic investments.  Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations.  Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

The Fund may also invest in the stocks of companies located in emerging markets. These countries generally have economic structures that are less diverse and mature, and political systems that are less stable than those of developed countries.  Emerging markets may be more volatile than the markets of more mature economies, and the securities of companies located in emerging markets are often subject to rapid and large price fluctuations; however, these markets may also provide higher long-term rates of return.

Inter-american Development Bank and World Bank (formerly known as the International Bank for Reconstruction and Development)

The Fund may be subject to risks associated with obligations of the Inter-american Development Bank and World Bank (formerly known as the International Bank for Reconstruction and Development).  Because these entities are not governmental entities with taxing authority, and may be supported only by appropriate but unpaid commitments of member countries, there is no assurance that the commitments will be undertaken in the future.

Foreign Currency Transactions

            As one way of managing exchange rate risk, the Fund may enter into forward currency exchange contracts (agreements to purchase or sell currencies at a specified price and date).  The exchange rate for the transaction (the amount of currency the Fund will deliver and receive when the contract is completed) is fixed when the Fund enters into the contract.  The Fund usually will enter into these contracts to stabilize the U.S. dollar value of a security it has agreed to buy or sell. The Fund intends to use these contracts to hedge the U.S. dollar value of a security it already owns, particularly if the Fund expects a decrease in the value of the currency in which the foreign security is denominated.  Although the Fund will attempt to benefit from using forward contracts, the success of its hedging strategy will depend on the investment advisor's ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.  The value of the Fund's investments denominated in foreign currencies will depend on the relative strengths of those currencies and the U.S. dollar, and the Fund may be affected favorably or unfavorably by changes in the exchange rates or exchange control regulations between foreign currencies and the U.S. dollar.  Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Fund.  The Fund may also purchase and sell options related to foreign currencies in connection with hedging strategies.  The Fund may also engage in currency-hedge and currency proxy-hedge transactions.

Currency Cross-hedge

A currency cross-hedge enables the advisor to reduce exposure in one foreign currency relative to exposure in a second foreign currency. This strategy would make sense when the Fund wants to maintain its overall foreign currency exposure, but feels that some of the currencies are relatively more attractive.  An example would be where the manager feels that the British Pound is more attractive than the Euro, and cross-hedges some Euro-denominated bonds back to the Pound Sterling.  The overall foreign currency exposure stays constant, but the relative weighting of the Pound versus the Euro increases.

Currency Proxy-hedge

A currency proxy-hedge enables the advisor to hedge a foreign currency exposure back to the U.S. dollar by using a second currency that has a high correlation to the actual long position, but where the second currency hedge would be either more liquid or less costly.  An example might be where the manager owns a position denominated in Indonesian Rupiah, but where the Yen has higher liquidity and is deemed a more cost effective hedge.

Creating a Net Long Position Versus a Foreign Currency

Creating a net long position would be a situation where the manager of the Fund wishes to create exposure to a currency that exceeds the value of securities denominated in that currency that are held by the Fund.  An example might be where the manager has reduced his weighting in Japanese bonds to 10% below the benchmark due to concerns with the bonds, but wants to maintain a market weighting in the Yen.  Creating a long position in the Yen would accomplish this result.

Premium Securities

            The Fund may at times invest in premium securities which are securities bearing coupon rates higher than prevailing market rates.  Such "premium" securities are typically purchased at prices greater than the principal amount payable on maturity.  Although the Fund generally amortizes the amount of any such premium into income, the Fund may recognize a capital loss if such premium securities are called or sold prior to maturity and the call or sale price is less than the purchase price. Additionally, the Fund may recognize a capital loss if it holds such securities to maturity.

High Yield, High Risk Bonds

The Fund may invest a portion of its assets in lower rated bonds.  Bonds rated below BBB by S&P or Fitch IBCA, Inc. (Fitch) or below Baa by Moody’s, commonly known as “junk bonds,” offer high yields, but also high risk.  While investment in junk bonds provides opportunities to maximize return over time, they are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments.  Investors should be aware of the following risks:

            (1)            The lower ratings of junk bonds reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates may impair the ability of the issuer to make payments of interest and principal, especially if the issuer is highly leveraged.  Such issuer's ability to meet its debt obligations may also be adversely affected by the issuer's inability to meet specific forecasts or the unavailability of additional financing.  Also, an economic downturn or an increase in interest rates may increase the potential for default by the issuers of these securities.

            (2)            The value of junk bonds may be more susceptible to real or perceived adverse economic or political events than is the case for higher quality bonds.

            (3)            The value of junk bonds, like those of other fixed income securities, fluctuates in response to changes in interest rates, generally rising when interest rates decline and falling when interest rates rise.  For example, if interest rates increase after a fixed income security is purchased, the security, if sold prior to maturity, may return less than its cost.  The prices of junk bonds, however, are generally less sensitive to interest rate changes than the prices of higher‑rated bonds, but are more sensitive to news about an issuer or the economy which is, or investors perceive as, negative.

            (4)            The secondary market for junk bonds may be less liquid at certain times than the secondary market for higher quality bonds, which may adversely affect (a) the bond's market price, (b) the Fund's ability to sell the bond, and (c) the Fund's ability to obtain accurate market quotations for purposes of valuing its assets.

For bond ratings descriptions, see “Corporate and Municipal Bond Ratings” below.

Sovereign Debt Obligations

The Fund may purchase sovereign debt instruments issued or guaranteed by foreign governments or their agencies, including debt of Latin American nations or other developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors.

Illiquid and Restricted Securities

            The Fund may not invest more than 15% (10% for money market funds) of its net assets in securities that are illiquid. A security is illiquid when the Fund cannot dispose of it in the ordinary course of business within seven days at approximately the value at which the Fund has the investment on its books.

            The Fund may invest in "restricted" securities, i.e., securities subject to restrictions on resale under federal securities laws.  Rule 144A under the Securities Act of 1933 ("Rule 144A") allows certain restricted securities to trade freely among qualified institutional investors.  Since Rule 144A securities may have limited markets, the Board of Trustees will determine whether such securities should be considered illiquid for the purpose of determining the Fund's compliance with the limit on illiquid securities indicated above.  In determining the liquidity of Rule 144A securities, the Trustees will consider: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades.

Investment in Other Investment Companies

            The Fund may purchase the shares of other investment companies to the extent permitted under the 1940 Act.  Currently, with limited exception, the Fund may not (1) own more than 3% of the outstanding voting shares of another investment company, (2) invest more than 5% of its assets in any single investment company, and (3) invest more than 10% of its assets in investment companies.  However, the Fund may invest all of its investable assets in securities of a single open‑end management investment company with substantially the same fundamental investment objectives, policies and limitations as the Fund.  Investing in other investment companies may expose a Fund to duplicate expenses and lower its value.

Notwithstanding the foregoing, as a result of an exemptive order received from the SEC, the Fund may invest cash balances in shares of money market funds advised by the Fund’s investment advisor or an affiliate of the investment advisor, in amounts up to 25% of the Fund’s total assets.

Short Sales

A short sale is the sale of a security the Fund has borrowed.  The Fund expects to profit from a short sale by selling the borrowed security for more than the cost of buying it to repay the lender.  After a short sale is completed, the value of the security sold short may rise.  If that happens, the cost of buying it to repay the lender may exceed the amount originally received for the sale by the Fund.

            The Fund may engage in short sales, but it may not make short sales of securities or maintain a short position unless, at all times when a short position is open, it owns an equal amount of such securities or of securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.  The Fund may effect a short sale in connection with an underwriting in which the Fund is a participant.

Municipal Securities

The Fund may invest in municipal bonds of any state, territory or possession of the United States (U.S.), including the District of Columbia. The Fund may also invest in municipal bonds of any political  subdivision, agency or instrumentality (e.g., counties, cities, towns, villages, districts, authorities) of the U.S. or its possessions.  Municipal bonds are debt instruments issued by or for a state or local government to support its general financial needs or to pay for special projects such as airports, bridges, highways, public transit, schools, hospitals, housing and water and sewer works.  Municipal bonds may also be issued to refinance public debt.

            Municipal bonds are mainly divided between "general obligation" and "revenue" bonds.  General obligation bonds are backed by the full faith and credit of governmental issuers with the power to tax.  They are repaid from the issuer's general revenues.  Payment, however, may be dependent upon legislative approval and may be subject to limitations on the issuer's taxing power. Enforcement of payments due under general obligation bonds varies according to the law applicable to the issuer.  In contrast, revenue bonds are supported only by the revenues generated by the project or facility.

            The Fund may also invest in industrial development bonds.  Such bonds are usually revenue bonds issued to pay for facilities with a public purpose operated by private corporations.  The credit quality of industrial development bonds is usually directly related to the credit standing of the owner or user of the facilities.  To qualify as a municipal bond, the interest paid on an industrial development bond must qualify as fully exempt from federal income tax.  However, the interest paid on an industrial development bond may be subject to the federal alternative minimum tax.

            The yields on municipal bonds depend on such factors as market conditions, the financial condition of the issuer and the issue's size, maturity date and rating.  Municipal bonds are rated by S&P, Moody's and Fitch.  Such ratings, however, are opinions, not absolute standards of quality.  Municipal bonds with the same maturity, interest rates and rating may have different yields, while municipal bonds with the same maturity and interest rate, but different ratings, may have the same yield.  Once purchased by the Fund, a municipal bond may cease to be rated or receive a new rating below the minimum required for purchase by the Fund.  Neither event would require the Fund to sell the bond, but the Fund's investment advisor would consider such events in determining whether the Fund should continue to hold it.

            The ability of the Fund to achieve its investment objective depends upon the continuing ability of issuers of municipal bonds to pay interest and principal when due.  Municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors.  Such laws extend the time for payment of principal and/or interest, and may otherwise restrict the Fund's ability to enforce its rights in the event of default.  Since there is generally less information available on the financial condition of municipal bond issuers compared to other domestic issuers of securities, the Fund's investment advisor may lack sufficient knowledge of an issue's weaknesses.  Other influences, such as litigation, may also materially affect the ability of an issuer to pay principal and interest when due.  In addition, the market for municipal bonds is often thin and can be temporarily affected by large purchases and sales, including those by the Fund.

            From time to time, Congress has considered restricting or eliminating the federal income tax exemption for interest on municipal bonds.  Such actions could materially affect the availability of municipal bonds and the value of those already owned by the Fund.  If such legislation were passed, the Trust's Board of Trustees may recommend changes in the Fund's investment objectives and policies or dissolution of the Fund.   In order for the interest on a municipal security to be tax exempt, the municipal security must meet certain legal requirements. Failure to meet such requirements may cause the interest received and distributed by the Fund to shareholders to be taxable.

U.S. Virgin Islands, Guam and Puerto Rico

The Fund may invest in obligations of the governments of the U.S. Virgin Islands, Guam and Puerto Rico to the extent such obligations are exempt from the income or intangibles taxes, as applicable, of the state for which the Fund is named.  The Fund does not presently intend to invest more than (a) 10% of its net assets in the obligations of each of the U.S. Virgin Islands and Guam or (b) 25% of its net assets in the obligations of Puerto Rico.  Accordingly, the Fund may be adversely affected by local political and economic conditions and developments within the U.S. Virgin Islands, Guam and Puerto Rico affecting the issuers of such obligations.

Tender Option Bonds

A tender option bond is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates.  The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which the institution grants the security holder the option, at periodic intervals, to tender its securities to the institution.  As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond’s fixed coupon rate and the rate, as determined by a remarketing or similar agent, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination.  Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate.  An institution will normally not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond.  The tender option will be taken into account in determining the maturity of the tender option bonds and a Fund’s average portfolio maturity.  There is a risk that a Fund will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax.  Certain tender option bonds may be illiquid or may become illiquid as a result of a credit rating downgrade, payment default or a disqualification from tax-exempt status.

Master Demand Notes

The Fund may invest in master demand notes.  These are unsecured obligations that permit the investment of fluctuating amounts by the Fund at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the issuer, as borrower.  Master demand notes may permit daily fluctuations in the interest rate and daily changes in the amounts borrowed.  The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount.  The borrower may repay up to the full amount of the note without penalty. Master demand notes permit the Fund to demand payment of principal and accrued interest at any time (on not more than seven days' notice).  Notes acquired by the Fund may have maturities of more than one year, provided that (1) the Fund is entitled to payment of principal and accrued interest upon not more than seven days' notice, and (2) the rate of interest on such notes is adjusted automatically at periodic intervals, which normally will not exceed 31 days, but may extend up to one year.  The notes are deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period.  Because these types of notes are direct lending arrangements between the lender and borrower, such instruments are not normally traded and there is no secondary market for these notes, although they are redeemable and thus repayable by the borrower at face value plus accrued interest at any time.  Accordingly, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In connection with master demand note arrangements, the Fund‘s investment advisor considers, under standards established by the Board of Trustees, earning power, cash flow and other liquidity ratios of the borrower and will monitor the ability of the borrower to pay principal and interest on demand.  These notes are not typically rated by credit rating agencies.  Unless rated, the Fund may invest in them only if at the time of an investment the issuer meets the criteria established for high quality commercial paper, i.e., rated A-1 by S&P, Prime-1 by Moody’s or F-1 by Fitch.

Payment‑in‑kind Securities

The Fund may invest in payment‑in‑kind (PIK) securities. PIKs pay interest in either cash or additional securities, at the issuer's option, for a specified period.  The issuer's option to pay in additional securities typically ranges from one to six years, compared to an average maturity for all PIK securities of eleven years. Call protection and sinking fund features are comparable to those offered on traditional debt issues.

PIKs, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow.  Several PIKs are senior debt. In other cases, where PIKs are subordinated, most senior lenders view them as equity equivalents.

An advantage of PIKs for the issuer ‑‑ as with zero coupon securities ‑‑ is that interest payments are automatically compounded (reinvested) at the stated coupon rate, which is not the case with cash‑paying securities.  However, PIKs are gaining popularity over zeros since interest payments in additional securities can be monetized and are more tangible than accretion of a discount.

As a group, PIK bonds trade flat (i.e., without accrued interest).  Their price is expected to reflect an amount representing accreted interest since the last payment.  PIKs generally trade at higher yields than comparable cash‑paying securities of the same issuer.  Their premium yield is the result of the lesser desirability of non‑cash interest, the more limited audience for non‑cash paying securities, and the fact that many PIKs have been issued to equity investors who do not normally own or hold such securities.

Calculating the true yield on a PIK security requires a discounted cash flow analysis if the security (ex interest) is trading at a premium or a discount because the realizable value of additional payments is equal to the current market value of the underlying security, not par.

Regardless of whether PIK securities are senior or deeply subordinated, issuers are highly motivated to retire them because they are usually their most costly form of capital.

Zero Coupon "Stripped" Bonds

The Fund may invest in zero coupon "stripped" bonds. These represent ownership in serially maturing interest payments or principal payments on specific underlying notes and bonds, including coupons relating to such notes and bonds.  The interest and principal payments are direct obligations of the issuer. Interest zero coupon bonds of any series mature periodically from the date of issue of such series through the maturity date of the securities related to such series.  Principal zero coupon bonds mature on the date specified therein, which is the final maturity date of the related securities.  Each zero coupon bond entitles the holder to receive a single payment at maturity.   There are no periodic interest payments on a zero coupon bond.  Zero coupon bonds are offered at discounts from their face amounts.

In general, owners of zero coupon bonds have substantially all the rights and privileges of owners of the underlying coupon obligations or principal obligations.  Owners of zero coupon bonds have the right upon default on the underlying coupon obligations or principal obligations to proceed directly and individually against the issuer and are not required to act in concert with other holders of zero coupon bonds.

For federal income tax purposes, a purchaser of principal zero coupon bonds or interest zero coupon bonds (either initially or in the secondary market) is treated as if the buyer had purchased a corporate obligation issued on the purchase date with an original issue discount equal to the excess of the amount payable at maturity over the purchase price.  The purchaser is required to take into income each year as ordinary income an allocable portion of such discounts determined on a "constant yield" method.  Any such income increases the holder's tax basis for the zero coupon bond, and any gain or loss on a sale of the zero coupon bonds relative to the holder's basis, as so adjusted, is a capital gain or loss.  If the holder owns both principal zero coupon bonds and interest zero coupon bonds representing an interest in the same underlying issue of securities, a special basis allocation rule (requiring the aggregate basis to be allocated among the items sold and retained based on their relative fair market value at the time of sale) may apply to determine the gain or loss on a sale of any such zero coupon bonds.

Mortgage‑Backed or Asset‑Backed Securities

The Fund may invest in mortgage‑backed securities and asset‑backed securities.  Two principal types of mortgage‑backed securities are collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs).  CMOs are securities collateralized by mortgages, mortgage pass‑throughs, mortgage pay‑through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage‑backed bonds (general obligations of the issuers payable out of the issuers' general funds and additionally secured by a first lien on a pool of single family detached properties).  Many CMOs are issued with a number of classes or series which have different maturities and are retired in sequence.

Investors purchasing CMOs in the shortest maturities receive or are credited with their pro rata portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal up to a predetermined portion of the total CMO obligation. Until that portion of such CMO obligation is repaid, investors in the longer maturities receive interest only.  Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass‑throughs to be prepaid prior to their stated maturity.  Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass‑throughs issued or guaranteed by U.S. government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

In addition to mortgage‑backed securities, the Fund may invest in securities secured by other assets including company receivables, truck and auto loans, leases, and credit card receivables. These issues may be traded over‑the‑counter and typically have a short‑intermediate maturity structure depending on the pay down characteristics of the underlying financial assets which are passed through to the security holder.

Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due.  Most issuers of asset‑backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicers were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset‑backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of related asset‑backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

In general, issues of asset‑backed securities are structured to include additional collateral and/or additional credit support to protect against the risk that a portion of the collateral supporting the asset‑backed securities may default and/or may suffer from these defects.  In evaluating the strength of particular issues of asset‑backed securities, the investment advisor considers the financial strength of the guarantor or other provider of credit support, the type and extent of credit enhancement provided as well as the documentation and structure of the issue itself and the credit support.

TBA Mortgage Securities

TBA refers to “To Be Announced.”  These types of securities are mortgage pools where the issuer has defined and agreed to, in advance, the terms for investors, but has not yet specified the mortgages that will act as collateral.

Variable or Floating Rate Instruments

The Fund may invest in variable or floating rate instruments which may involve a demand feature and may include variable amount master demand notes which may or may not be backed by bank letters of credit.  Variable or floating rate instruments bear interest at a rate which varies with changes in market rates.  The holder of an instrument with a demand feature may tender the instrument back to the issuer at par prior to maturity.  A variable amount master demand note is issued pursuant to a written agreement between the issuer and the holder, its amount may be increased by the holder or decreased by the holder or issuer, it is payable on demand, and the rate of interest varies based upon an agreed formula.  The quality of the underlying credit must, in the opinion of the investment advisor, be equivalent to the long‑term bond or commercial paper ratings applicable to permitted investments for the Fund.  The investment advisor will monitor, on an ongoing basis, the earning power, cash flow, and liquidity ratios of the issuers of such instruments and will similarly monitor the ability of an issuer of a demand instrument to pay principal and interest on demand.

Real Estate Investment Trusts

            The Fund may invest in investments related to real estate including real estate investment trusts (REITs).  Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates.  In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage real estate investment trusts may be affected by borrower default risk and interest rate risk.  REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects.  Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”) and to maintain exemption from the 1940 Act.   In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate.

Limited Partnerships

The Fund may invest in limited and master limited partnerships.  A limited partnership is a partnership consisting of one or more general partners, jointly and severally responsible as ordinary partners, and by whom the business is conducted, and one or more limited partners who contribute cash as capital to the partnership and who generally are not liable for the debts of the partnership beyond the amounts contributed. Limited partners are not involved in the day-to-day management of the partnership. They receive income, capital gains and other tax benefits associated with the partnership project in accordance with terms established in the partnership agreement.  Typical limited partnerships are in real estate, oil and gas and equipment leasing, but they also finance movies, research and development, and other projects.

For an organization classified as a partnership under the Code, each item of income, gain, loss, deduction, and credit is not taxed at the partnership level but flows through to the holder of the partnership unit. This allows the partnership to avoid double taxation and to pass through income to the holder of the partnership unit at lower individual rates.

A master limited partnership is a publicly traded limited partnership. The partnership units are registered with the SEC and are freely exchanged on a securities exchange or in the over-the-counter market.

Stand-by Commitments

When the Fund purchases tax-exempt securities, it has the authority to acquire stand-by commitments from banks and broker-dealers with respect to those tax-exempt securities.  A stand-by commitment may be considered a security independent of the state tax-exempt security to which it relates.  The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances, would be substantially the same as the market value of the underlying tax-exempt security to a third party at any time.  The Fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration.  No Fund expects to assign any value to stand-by commitments.

Domestic Equity Depositary Receipts

The Fund may invest in Domestic Equity Depositary Receipts. These instruments represent interests in a unit investment trust (“UIT”) that holds a portfolio of common stocks that is intended to track the price and dividend performance of a particular index.  Common examples of Domestic Equity Depositary Receipts include S&P Depositary Receipts (“SPDRs”) and Nasdaq 100 Shares, which may be obtained from the UIT issuing the securities or purchased in the secondary market (SPDRs and Nasdaq 100 Shares are listed on the American Stock Exchange).

Domestic Equity Depositary Receipts are not individually redeemable, except upon termination of the UIT that issued them.  The liquidity of small holdings of Domestic Equity Depositary Receipts depends upon the existence of a secondary market.

The redemption price (and therefore the sale price) of Domestic Equity Depositary Receipts is derived from and based upon the securities held by the UIT that issued them.  Accordingly, the level of risk involved in the purchase or redemption or sale of a Domestic Equity Depositary Receipt is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the price of Domestic Equity Depositary Receipts is based on the value of a basket of stocks.  Disruptions in the markets for the securities underlying Domestic Equity Depositary Receipts purchased or sold by the Fund could result in losses on Domestic Equity Depositary Receipts.

PURCHASE AND REDEMPTION OF SHARES

You may buy shares of the Fund through Evergreen Investment Services, Inc. (EIS), broker‑dealers that have entered into special agreements with EIS or certain other financial institutions.  With certain exceptions, the Fund may offer up to eight different classes of shares that differ primarily with respect to sales charges and distribution fees.  Depending upon the class of shares, you will pay a front-end sales charge when you buy the Fund's shares, a contingent deferred sales charge (CDSC) when you redeem the Fund's shares or no sales charges at all.  Each Evergreen fund offers different classes of shares.  Refer to the prospectus to determine which classes of shares are offered by each Fund.

Class A Shares

The Fund’s prospectus describes the sales charges applicable to purchases of Class A shares.

There is no front-end sales charge imposed on Class A shares of Evergreen’s money market funds. However, when exchanging from Class A shares of a money market fund to a non-money market fund within the Evergreen funds family, a sales charge will be imposed on the exchange, unless the shares have been subject to a previous sales charge.

In addition to the circumstances described in the prospectus, no front-end sales charges are imposed on Class A shares purchased by shareholders of record on October 12, 1990 in any series of Evergreen Investment Trust in existence on that date, and the members of their immediate families (as defined in the prospectus).  As described in the prospectus, current and retired Directors, Trustees, officers and employees of the Evergreen funds and Wachovia Corporation and its affiliates, and members of each such individual’s immediate family, and employees of broker-dealer firms that have entered into dealer agreements with EIS, and members of each such individual’s immediate family, are eligible to purchase Class A shares at net asset value (NAV).  Accounts opened while the individual (or his or her immediate family member) is in a position giving rise to these privileges will continue to have the privilege of purchasing Class A shares at NAV after termination of the position; however, accounts opened after termination of the position (in the absence of any other circumstances giving rise to the privilege to purchase Class A shares at NAV) will not be eligible for purchases of Class A shares at NAV.  These provisions are generally intended to provide additional job-related incentives to persons who serve the Fund or work for companies associated with the Fund and selected dealers and agents of the Fund.  Since these persons are in a position to have a basic understanding of the nature of an investment company as well as a general familiarity with the Fund, sales to these persons, as compared to sales in the normal channels of distribution, require substantially less sales effort.  Similarly, these provisions extend the privilege of purchasing shares at NAV to certain classes of institutional investors who, because of their investment sophistication, can be expected to require significantly less than normal sales effort on the part of the Fund and EIS.  Furthermore, the provisions allow the Fund to be competitive in the mutual fund industry, where similar allowances are common.

In addition, in connection with the terms of a merger, acquisition or exchange offer made under a plan of reorganization, Class A shares may be purchased at NAV by certain investors of acquired funds who remain investors in the Evergreen funds, including former Investor class shareholders of Undiscovered Managers Funds, former shareholders of two funds managed by Grantham, Mayo, Van Otterloo & Co. (the GMO Global Balanced Allocation Fund and the GMO Pelican Fund) and former shareholders of America’s Utility Fund.

Class B Shares

The Fund’s prospectus describes the sales charges applicable to purchases of Class B shares.

Class B shares that have been outstanding for eight years will automatically convert to Class A shares without imposition of a front‑end sales charge or exchange fee.  Conversion of Class B shares represented by stock certificates will require the return of the stock certificate to Evergreen Service Company, LLC (ESC).

Class C Shares, Class I Shares (also referred to as Institutional Shares), Class R Shares, Class S Shares, Class S1 Shares, Administrative Shares, Institutional Service Shares, Investor Shares, Participant Shares, Reserve Shares and Resource Shares

The Fund’s prospectus describes, if applicable, the sales charges applicable to purchases of Class C shares, Class I shares (also referred to as Institutional shares), Class R shares, Class S shares, Class S1 shares, Administrative shares, Institutional Service shares, Investor shares, Participant shares, Reserve shares and Resource shares.

Contingent Deferred Sales Charge

The Fund charges a CDSC on certain share classes as reimbursement for certain expenses, such as commissions or shareholder servicing fees, that it has incurred in connection with the sale of its shares (see "Distribution Expenses Under Rule 12b-1” below).  Administrative, Institutional, Institutional Service, Investor, Participant, Reserve and Resource shares do not charge a CDSC.

Redemption-in-kind

The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund's NAV (a redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting these securities to cash. The Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the Fund's NAV at the beginning of the period.

Exchanges

Investors may exchange shares of the Fund for shares of the same class of any other Evergreen fund which offers the same class of shares. See “By Exchange” under “How to Buy Shares” in the prospectus.  Before you make an exchange, you should read the prospectus of the Evergreen fund into which you want to exchange.  The Trust's Board of Trustees reserves the right to discontinue, alter or limit the exchange privilege at any time. There is no front-end sales charge imposed on Class A shares of Evergreen’s money market funds. However, when exchanging from Class A shares of a money market fund to a non-money market fund within the Evergreen funds family, a sales charge will be imposed on the exchange, unless the shares have been subject to a previous sales charge.

Automatic Reinvestment

As described in the prospectus, a shareholder may elect to receive dividends and capital gains distributions in cash instead of shares.  However, ESC will automatically reinvest all subsequent dividends and distributions in additional shares when it learns that the postal or other delivery service is unable to deliver checks or transaction confirmations to the shareholder's address of record.  When a check is returned, the Fund will hold the check amount in a no-interest account in the shareholder's name until the shareholder updates his or her address or automatic reinvestment begins.  Uncashed or returned redemption checks will also be handled in the manner described above.

PRICING OF SHARES

Calculation of Net Asset Value

            The Fund calculates its NAV once daily on Monday through Friday, as described in the prospectus.  The Fund will not compute its NAV on the days the New York Stock Exchange is closed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Evergreen reserves the right to adjust the closing time to coincide with an earlier closing of the New York Stock Exchange or due to other unusual circumstances.

            The NAV of the Fund is calculated by dividing the value of the Fund's net assets attributable to that class by all of the shares issued for that class.

Valuation of Portfolio Securities

            Current values for the Fund's portfolio securities are determined as follows:

                        (1)            Securities that are traded on an established securities exchange or the over-the-counter National Market System (NMS) are valued on the basis of the last sales price on the exchange where primarily traded or on the NMS prior to the time of the valuation, provided that a sale has occurred.

                        (2)            Securities traded on an established securities exchange or in the over-the-counter market for which there has been no sale and other securities traded in the over-the-counter market are valued at the mean of the bid and asked prices at the time of valuation.

                        (3)            Short-term investments maturing in more than 60 days, for which market quotations are readily available, are valued at current market value.

                        (4)            Short-term investments maturing in sixty days or less are valued at amortized cost, which approximates market value.

                        (5)            Securities, including restricted securities, for which market quotations are not readily available; listed securities or those on NMS if, in the investment advisor’s opinion, the last sales price does not reflect an accurate current market value; and other assets are valued at prices deemed in good faith to be fair under procedures established by the Board of Trustees.

                        (6)            Municipal bonds are valued by an independent pricing service at fair value using a variety of factors which may include yield, liquidity, interest rate risk, credit quality, coupon, maturity and type of issue.

Foreign securities are generally valued on the basis of valuations provided by a pricing service, approved by the Trust's Board of Trustees, which uses information with respect to transactions in such securities, quotations from broker-dealers, market transactions in comparable securities, and various relationships between securities and yield to maturity in determining value.

PRINCIPAL UNDERWRITER

            EIS is the principal underwriter for the Trust and with respect to each class of shares of the Fund.  The Trust has entered into a Principal Underwriting Agreement (Underwriting Agreement) with EIS with respect to each class of the Fund.

            EIS, as agent, has agreed to use its best efforts to find purchasers for the shares.  EIS may retain and employ representatives to promote distribution of the shares and may obtain orders from broker‑dealers, and others, acting as principals, for sales of shares to them.  The Underwriting Agreement provides that EIS will bear the expense of preparing, printing, and distributing advertising and sales literature and prospectuses used by it.

            All subscriptions and sales of shares by EIS are at the public offering price of the shares, which is determined in accordance with the provisions of the Trust's Declaration of Trust, By‑Laws, current prospectuses and SAI.  All orders are subject to acceptance by the Fund and the Fund reserves the right, in its sole discretion, to reject any order received.  Under the Underwriting Agreement, the Fund is not liable to anyone for failure to accept any order.

            EIS has agreed that it will, in all respects, duly conform with all state and federal laws applicable to the sale of the shares.  EIS has also agreed that it will indemnify and hold harmless the Trust and each person who has been, is, or may be a Trustee or officer of the Trust against expenses reasonably incurred by any of them in connection with any claim, action, suit, or proceeding to which any of them may be a party that arises out of or is alleged to arise out of any misrepresentation or omission to state a material fact on the part of EIS or any other person for whose acts EIS is responsible or is alleged to be responsible, unless such misrepresentation or omission was made in reliance upon written information furnished by the Trust.

            The Underwriting Agreement provides that it will remain in effect as long as its terms and continuance are approved annually (i) by a vote of a majority of the Trust's Trustees who are not interested persons of the Fund, as defined in the 1940 Act (the “Independent Trustees”), and (ii) by vote of a majority of the Trust's Trustees, in each case, cast in person at a meeting called for that purpose.

            The Underwriting Agreement may be terminated, without penalty, on 60 days' written notice by the Board of Trustees or by a vote of a majority of outstanding shares subject to such agreement.  The Underwriting Agreement will terminate automatically upon its "assignment," as that term is defined in the 1940 Act.

            From time to time, if, in EIS's judgment, it could benefit the sales of shares, EIS may provide to selected broker‑dealers promotional materials and selling aids.

DISTRIBUTION EXPENSES UNDER RULE 12b-1

The Fund bears some of the costs of selling its Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares (“Share Classes”), as applicable, including certain advertising, marketing and shareholder service expenses, pursuant to Rule 12b-1 of the 1940 Act.  These 12b-1 fees are indirectly paid by the shareholder, as shown by the Fund’s expense table in the prospectus. The 12b-1 fees are composed of distribution fees and service fees which are described further below. Certain Wachovia affiliates receive 12b-1 fees from the Funds.

Class I and Institutional shares of the Fund do not pay 12b-1 fees.

Under the Distribution Plans (each a “Plan,” together, the “Plans”) that the Fund has adopted for its Share Classes, the Fund may incur expenses for 12b-1 fees up to a maximum annual percentage of the average daily net assets attributable to a class, as described below. Amounts paid under the Plans are used to compensate EIS pursuant to Distribution Agreements (each an “Agreement,” together, the “Agreements”) that the Fund has entered into with respect to its Share Classes, as applicable.

Class	Current Maximum 12b-1 Fees Allowed Under the Plans
A	0.75%(a)
B	1.00%
C	1.00%
S	0.75%(b)
S1	0.75%(b)
Administrative	0.75%(c)
Institutional Service	0.75%(d)
Investor	0.75%(e)
Participant	0.75%(f)
Reserve	0.75%(g)
Resource	1.00%(h)
R	1.00%(i)

Currently limited to 0.30% or less on Evergreen funds. Of this amount 0.25% is to be used exclusively as a service fee.  See the expense table in the prospectus of the Fund in which you are interested.

Currently limited to 0.60% or less on Evergreen money market funds. Of this amount 0.25% is to be used exclusively as a service fee.  See the expense table in the prospectus of the Fund in which you are interested.

Currently limited to 0.05% or less on Evergreen institutional money market funds. This amount is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

Currently limited to 0.25% or less on Evergreen institutional money market funds or other Evergreen funds offering Institutional Service shares. This amount is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

Currently limited to 0.10% or less on Evergreen institutional money market funds. This amount is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

Currently limited to 0.50% or less on Evergreen institutional money market funds. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

Currently limited to 0.65% or less on Evergreen institutional money market funds. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

Currently limited to 0.80% or less on Evergreen institutional money market funds. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

Currently limited to 0.50% or less on Evergreen funds. Of this amount 0.25% is to be used exclusively as a service fee.  See the expense table in the prospectus of the Fund in which you are interested.

Of the amounts above, each class may pay under its Plan a maximum service fee of 0.25% to compensate organizations, which may include the Fund’s investment advisor or its affiliates, for personal services provided to shareholders and the maintenance of shareholder accounts.  The Fund may not, during any fiscal period, pay 12b-1 fees greater than the amounts described in the chart above under “Current Maximum 12b-1 Fees Allowed Under the Plans.” The Trustees may, without shareholder approval, increase the fees allowed under the Agreements up to the current maximum 12b-1 fees allowed under the Plans.

The Agreements provide that EIS will use the distribution fees received from the Fund for the following purposes:

(1)       to compensate broker-dealers or other persons for distributing Fund shares;

(2)       to compensate broker-dealers, depository institutions and other financial intermediaries for providing administrative, accounting and other services with respect to the Fund’s shareholders; and

(3)       to otherwise promote the sale of Fund shares.

The Agreements also provide that EIS may use distribution fees to make interest and principal payments in respect of amounts that have been financed to pay broker-dealers or other persons for distributing Fund shares.  EIS may assign its rights to receive compensation under the Plans to secure such financings.  Wachovia or its affiliates may finance payments made by EIS to compensate broker-dealers or other persons for distributing shares of the Fund.

In the event the Fund acquires the assets of another mutual fund, compensation paid to EIS under the Agreements may be paid by EIS to the acquired fund’s distributor or its predecessor.

Since EIS’s compensation under the Agreements is not directly tied to the expenses incurred by EIS, the compensation received by it under the Agreements during any fiscal year may be more or less than its actual expenses and may result in a profit to EIS.  Distribution expenses incurred by EIS in one fiscal year that exceed the compensation paid to EIS for that year may be paid from distribution fees received from the Fund in subsequent fiscal years.

Distribution fees are accrued daily and paid at least annually on Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares and are charged as class expenses, as accrued.  The distribution fees attributable to the Class B and Class C shares are designed to permit an investor to purchase such shares through broker‑dealers without the assessment of a front‑end sales charge, while at the same time permitting EIS to compensate broker‑dealers in connection with the sale of such shares.

            Service fees are accrued daily and paid at least annually on Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares and are charged as class expenses, as accrued.

            Under the Plans, the Treasurer of the Trust reports the amounts expended under the Plans and the purposes for which such expenditures were made to the Trustees of the Trust for their review on a quarterly basis.  Also, each Plan provides that the selection and nomination of the Independent Trustees are committed to the discretion of such Independent Trustees then in office.

            The investment advisor may from time to time from its own funds or such other resources as may be permitted by rules of the SEC make payments for distribution services to EIS; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

            Each Plan and the Agreement will continue in effect for successive 12‑month periods provided, however, that such continuance is specifically approved at least annually by the Trustees of the Trust or by vote of the holders of a majority of the outstanding voting securities of that class and, in either case, by a majority of the Independent Trustees of the Trust.

            The Plans permit the payment of fees to brokers and others for distribution and shareholder‑related administrative services and to broker‑dealers, depository institutions, financial intermediaries and administrators for administrative services as to Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares.  The Plans are designed to (i) stimulate brokers to provide distribution and administrative support services to the Fund and holders of Class A, Class B, Class C, Class S, Class S1 and Institutional Service shares and (ii) stimulate administrators to render administrative support services to the Fund and holders of Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares.  The administrative services are provided by a representative who has knowledge of the shareholder's particular circumstances and goals, and include, but are not limited to providing office space, equipment, telephone facilities, and various personnel including clerical, supervisory, and computer, as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries regarding Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares; assisting clients in changing dividend options, account designations, and addresses; and providing such other services as the Fund reasonably requests for its Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares.

            In the event that the Plan or Agreement is terminated or not continued with respect to one or more classes of the Fund, (i) no distribution fees (other than current amounts accrued but not yet paid) would be owed by the Fund to EIS with respect to that class or classes, and (ii) the Fund would not be obligated to pay EIS for any amounts expended under the Agreement not previously recovered by EIS from distribution services fees in respect of shares of such class or classes through deferred sales charges.

            All material amendments to any Plan or Agreement must be approved by a vote of the Trustees of the Trust or the holders of the Fund's outstanding voting securities, voting separately by class, and in either case, by a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval; and any Plan or Agreement may not be amended in order to increase materially the costs that a particular class of shares of the Fund may bear pursuant to the Plan or Agreement without the approval of a majority of the holders of the outstanding voting shares of the class affected.  Any Plan or Agreement may be terminated (i) by the Fund without penalty at any time by a majority vote of the holders of the outstanding voting securities of the Fund, voting separately by class or by a majority vote of the Independent Trustees, or (ii) by EIS.  To terminate any Agreement, any party must give the other parties 60 days' written notice; to terminate a Plan only, the Fund need give no notice to EIS.  Any Agreement will terminate automatically in the event of its assignment.  For more information about 12b-1 fees, see “Expenses” in the prospectus and “12b-1 Fees” under “Expenses” in Part 1 of this SAI. To the extent EIMC and EIS are compensated based on assets under management in the Evergreen funds, they may be considered to have an interest in the operation of the Plans.

SERVICE FEES AND COMMISSIONS PAID TO INVESTMENT FIRMS

            EIS will pay service fees to investment firms based on the average daily net asset value of Class A, Class B, Class C, Class S, Class S1, Administrative, Investor, Participant, Reserve, Resource, Institutional Service and Class R shares, as applicable, of a Fund which the investment firm has sold and which are issued and outstanding on the books of the Fund during each quarter, and which are registered in the names of customers for whom the investment firm is the dealer of record (“Eligible Shares”).

The rate of such service fees of a Fund for Class A and Institutional Service shares (excluding Evergreen money market funds, Evergreen Short-Intermediate Municipal Bond Fund, Evergreen Limited Duration Fund and Evergreen Short Intermediate Bond Fund) will be calculated quarterly at the rate of 0.0625% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.25% annually) during such quarter.

The rate of service fees of an Evergreen money market fund with Class A shares will be calculated quarterly at the rate of 0.075% per quarter of the average daily net asset value of such Eligible Shares (approximately 0.30% annually) during such quarter.

The rate of service fees of Evergreen Short-Intermediate Municipal Bond Fund, Evergreen Limited Duration Fund and Evergreen Short Intermediate Bond Fund for Class A shares will be calculated quarterly at the rate of 0.025% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.10% annually) during such quarter.

The rate of service fees of a Fund with Administrative Shares will be calculated quarterly at the rate of 0.0125% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.05% annually) during such quarter.

The rate of service fees of a Fund with Investor Shares will be calculated quarterly at the rate of 0.025% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.10% annually) during such quarter.

The rate of service fees of a Fund with Participant and Class R Shares will be calculated quarterly at the rate of 0.125% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.50% annually) during such quarter.

The rate of service fees of a Fund with Reserve Shares will be calculated quarterly at the rate of 0.1625% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.65% annually) during such quarter.

The rate of service fees of a Fund with Resource Shares will be calculated quarterly at the rate of 0.20% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.80% annually) during such quarter.

The rate of service fees of a Fund with Class S and Class S1 Shares will be calculated quarterly at the rate of 0.15% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.60% annually) during such quarter.

The amount of any service fee that exceeds 0.25% is considered an “asset-based sales charge” and is calculated into the appropriate maximum aggregate cap as specified in the rules of the National Association of Securities Dealers.

The rate of such service fees of a Fund for Class B shares will be calculated quarterly at the rate of 0.0625% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.25% annually) during such quarter.

EIS will pay service fees to investment firms based on the average daily net asset value of Class C shares of the Fund they have sold, provided such shares have been on the books of the Fund for a minimum of 13 months from the date of purchase (plus any reinvested distributions attributable to such shares), which have been issued and outstanding on the books of such Fund during the respective quarter and which are registered in the names of customers for whom the investment firm is the dealer of record (“Class C Eligible Shares”).  Such service fees will be calculated quarterly at the rate of 0.0625% per quarter of the average daily net asset value of all such Class C Eligible Shares (approximately 0.25% annually).

In any quarter in which total service fees earned by the investment firm on such Eligible Shares of all Funds are less than $50.00 in the aggregate, no service fees will be paid to the investment firm nor will such amounts be carried over for payment in a future quarter.  Service fees will be paid within five business days after the end of the service commission period in the respective quarter.  EIS will pay service fees only to the extent that such amounts have been paid to EIS by the Fund.

            No service fees are paid on sales of any Class I or Institutional shares of the Fund.

Commissions

            EIS pays commissions to investment firms for sales of Class A shares at the following rates:

Equity Funds (except Large Cap Equity Fund and Equity Index Fund)	Your Investment	Dealer Commission as a % of Offering Price
	Up to $49,999	5.00%
	$50,000-$99,999	4.25%
	$100,000-$249,999	3.25%
	$250,000-$499,999	2.00%
	$500,000-$999,999	1.75%
	$1,000,000-$2,999,999	1.00% of the first $2,999,999, plus
	$3,000,000-$4,999,999	0.50% of the next $2,000,000, plus
	$5,000,000 or greater	0.25% of amounts equal to or over $5,000,000*

Long-term Bond Funds (including Large Cap Equity Fund and Equity Index Fund)	Your Investment	Dealer Commission as a % of Offering Price
	Up to $49,999	4.25%
	$50,000-$99,999	4.25%
	$100,000-$249,999	3.25%
	$250,000-$499,999	2.00%
	$500,000-$999,999	1.75%
	$1,000,000-$2,999,999	1.00% of the first $2,999,999, plus*
	$3,000,000-$4,999,999	0.50% of the next $2,000,000, plus*
	$5,000,000 or greater	0.25% of amounts equal to or over $5,000,000*

*     Evergreen Equity Index Fund pays 0.25% to investment firms for all amounts over $1,000,000.

Short-term Bond Funds	Your Investment	Dealer Commission as a % of Offering Price
	Up to $49,999	2.75%
	$50,000-$99,999	2.75%
	$100,000-$249,999	2.25%
	$250,000-$499,999	1.75%
	$500,000-$999,999	1.25%
	$1,000,000-$2,999,999	0.50% of the first $2,999,999, plus
	$3,000,000 or greater	0.25% of amounts equal to or over $3,000,000**

**     Evergreen Adjustable Rate Fund and Evergreen Ultra Short Bond Fund pay 0.25% to investment firms for all amounts over $1,000,000.

            EIS pays commissions, also referred to as a Dealer Allowance, to investment firms for sales of Class B shares in the amount of 4.00% of shares sold at the time of purchase.

EIS pays commissions to investment firms for sales of Class C shares in the amount of 1.00% of shares sold at the time of purchase.

EIS will also pay subsequent commissions to investment firms for sales of Class C shares based on the average daily net asset value of Class C shares of the Fund sold provided such shares have been on the books of the Fund for a minimum of 13 months from the date of purchase (plus any reinvested distributions attributable to such shares), which have been issued and outstanding on the books of such Fund during the calendar quarter and which are registered in the names of customers for whom the investment firm is the dealer of record (“Eligible Shares”).  Such commissions will be calculated quarterly at the rate of 0.1875% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.75% annually) during such quarter.  Such commissions will be paid by the twentieth day of the month before the end of the respective quarter.  Such commissions will continue to be paid to the investment firm quarterly so long as aggregate payments do not exceed applicable NASD limitations and other governing regulations.

            No commissions are paid on sales of any Class I, Administrative, Institutional Service, Investor, Participant, Reserve, Resource, Class R, Class S and Class S1 shares of a Fund.

TAX INFORMATION

Requirements for Qualifications as a Regulated Investment Company

            The Fund intends to qualify for and elect the tax treatment applicable to a regulated investment company (RIC) under Subchapter M of the Code.  (Such qualification does not involve supervision of management or investment practices or policies by the Internal Revenue Service.)  In order to qualify as a RIC, the Fund must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to proceeds from securities loans, gains from the sale or other disposition of securities or foreign currencies and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities, and net income from certain publicly traded partnerships; and (ii) diversify its holdings so that, at the end of each quarter of its taxable year, (a) at least 50% of the market value of the Fund's total assets is represented by cash, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), the securities of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses, or in the securities of one or more publicly traded partnerships.  By so qualifying, the Fund is not subject to federal income tax if it timely distributes its investment company taxable income and any net realized capital gains.  A 4% nondeductible excise tax will be imposed on the Fund to the extent it does not meet certain distribution requirements with respect to each calendar year and with respect to each one-year period ending on October 31.  The Fund anticipates meeting such distribution requirements.

Taxes on Distributions

Unless the Fund is a municipal bond or municipal money market fund, distributions will be taxable to shareholders whether made in shares or in cash.  Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of the Fund on the reinvestment date.

            To calculate ordinary income for federal income tax purposes, shareholders must generally include dividends paid by the Fund from its investment company taxable income (net taxable investment income plus net realized short‑term capital gains, if any).  The Fund will include dividends it receives from domestic corporations when the Fund calculates its gross investment income.  Unless the Fund is a corporate, U.S. Treasury, U.S. Government or municipal bond fund or a money market fund, it anticipates that all or a portion of the ordinary dividends which it pays will qualify for the 70% dividends-received deduction for corporations and the current 15% rate of tax for other taxpayers who have met the relevant holding period requirements.  The Fund will inform shareholders of the amounts that so qualify.  If the Fund is a corporate, U.S. Treasury, U.S. Government or municipal bond fund or a money market fund, none of its income will consist of corporate dividends; therefore, none of its distributions will qualify for the 70% dividends-received deduction for corporations or the 15% rate of tax for other taxpayers.

From time to time, the Fund will distribute the excess of its net long‑term capital gains over its short‑term capital loss to shareholders (i.e., capital gain dividends).  For federal tax purposes, shareholders must include such capital gain dividends when calculating their net long‑term capital gains.  Capital gain dividends are taxable as net long-term capital gains to a shareholder, no matter how long the shareholder has held the shares.

Distributions by the Fund reduce its NAV.  A distribution that reduces the Fund's NAV below a shareholder's cost basis is taxable as described above, although from an investment standpoint, it is a return of capital.  In particular, if a shareholder buys Fund shares just before the Fund makes a distribution, when the Fund makes the distribution the shareholder will receive what is in effect a return of capital.  Nevertheless, the shareholder may incur taxes on the distribution.  Therefore, shareholders should carefully consider the tax consequences of buying Fund shares just before a distribution.

All distributions, whether received in shares or cash, must be reported by each shareholder on his or her federal income tax return.  Each shareholder should consult a tax advisor to determine the state and local tax implications of Fund distributions.

If more than 50% of the value of the Fund's total assets at the end of a fiscal year is represented by securities of foreign corporations and the Fund elects to make foreign tax credits available to its shareholders, a shareholder will be required to include in his gross income both cash dividends and the amount the Fund advises him is his pro rata portion of income taxes withheld by foreign governments from interest and dividends paid on the Fund's investments.  The shareholder may be entitled, however, to take the amount of such foreign taxes withheld as a credit against his U.S. income tax, or to treat the foreign tax withheld as an itemized deduction from his gross income, if that should be to his advantage.  In substance, this policy enables the shareholder to benefit from the same foreign tax credit or deduction that he would have received if he had been the individual owner of foreign securities and had paid foreign income tax on the income therefrom.  As in the case of individuals receiving income directly from foreign sources, the credit or deduction is subject to a number of limitations.

Special Tax Information for Shareholders of Municipal Bond or Municipal Money Market Funds

The Fund expects that substantially all of its dividends will be "exempt interest dividends," which should be treated as excludable from federal gross income.  In order to pay exempt interest dividends, at least 50% of the value of the Fund's assets must consist of federally tax‑exempt obligations at the close of each quarter.  An exempt interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by the Fund with respect to its net federally excludable municipal obligation interest and designated as an exempt interest dividend in a written notice mailed to each shareholder not later than 60 days after the close of its taxable year.  The percentage of the total dividends paid by the Fund with respect to any taxable year that qualifies as exempt interest dividends will be the same for all shareholders of the Fund receiving dividends with respect to such year.  If a shareholder receives an exempt interest dividend with respect to any share and such share has been held for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the exempt interest dividend amount.

Any shareholder of the Fund who may be a “substantial user” (as defined by the Code) of a facility financed with an issue of tax‑exempt obligations or a "related person" to such a user should consult his tax advisor concerning his qualification to receive exempt interest dividends should the Fund hold obligations financing such facility.

            Under regulations to be promulgated, to the extent attributable to interest paid on certain private activity bonds, the Fund's exempt interest dividends, while otherwise tax‑exempt, will be treated as a tax preference item for alternative minimum tax purposes.  Corporate shareholders should also be aware that the receipt of exempt interest dividends could subject them to alternative minimum tax under the provisions of Section 56(g) of the Code (relating to "adjusted current earnings").

Interest on indebtedness incurred or continued by shareholders to purchase or carry shares of the Fund will not be deductible for federal income tax purposes to the extent of the portion of the interest expense relating to exempt interest dividends.  Such portion is determined by multiplying the total amount of interest paid or accrued on the indebtedness by a fraction, the numerator of which is the exempt interest dividends received by a shareholder in his taxable year and the denominator of which is the sum of the exempt interest dividends and the taxable distributions out of the Fund's investment income and long‑term capital gains received by the shareholder.

Taxes on the Sale or Exchange of Fund Shares

            Upon a sale or exchange of Fund shares, a shareholder will realize a taxable gain or loss depending on his or her basis in the shares.  A shareholder must treat such gains or losses as a capital gain or loss if the shareholder held the shares as capital assets.  Currently, capital gain on assets held for more than 12 months is generally subject to a maximum federal income tax rate of 15% for an individual.  Generally, the Code will not allow a shareholder to realize a loss on shares he or she has sold or exchanged and replaced within a 61-day period beginning 30 days before and ending 30 days after he or she sold or exchanged the shares.  The Code will not allow a shareholder to realize a loss on the sale of Fund shares held by the shareholder for six months or less to the extent the shareholder received exempt interest dividends on such shares.  Moreover, the Code will treat a shareholder's loss on shares held for six months or less as a long‑term capital loss to the extent the shareholder received distributions of net capital gains on such shares.

            Shareholders who fail to furnish their taxpayer identification numbers to the Fund and to certify as to its correctness and certain other shareholders may be subject to a federal income tax backup withholding requirement at the rate of 28% on dividends, distributions of capital gains and redemption proceeds paid to them by the Fund.  If the withholding provisions are applicable, any such dividends or capital gain distributions to these shareholders, whether taken in cash or reinvested in additional shares, and any redemption proceeds will be reduced by the amounts required to be withheld.  Investors may wish to consult their own tax advisors about the applicability of the backup withholding provisions.

Other Tax Considerations

            The foregoing discussion relates solely to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates).  It does not reflect the special tax consequences to certain taxpayers (e.g., banks, insurance companies, tax exempt organizations and foreign persons).  Shareholders are encouraged to consult their own tax advisors regarding specific questions relating to federal, state and local tax consequences of investing in shares of the Fund.  Each shareholder who is not a U.S. person should consult his or her tax advisor regarding the U.S. and foreign tax consequences of ownership of shares of the Fund.  The Fund will withhold a tax at a rate of 30% (or lower under a tax treaty) on all ordinary dividend distributions to non-U.S. persons.  Under recent legislation, the withholding obligation generally does not apply to properly designated dividends derived from certain interest income of the Fund or from short-term capital gains of the Fund which are paid with respect to Fund years beginning after December 31, 2004 and before January 1, 2008. The Fund does not intend to make the designations that would be required to take advantage of this provision with respect to interest income. Consequently, all dividend distributions to non-U.S. persons will be subject to withholding.

BROKERAGE

Brokerage Commissions

If the Fund invests in equity securities, it expects to buy and sell them through brokerage transactions for which commissions are payable.  Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down.  Where transactions are made in the over-the-counter market, the Fund will deal with primary market makers unless more favorable prices are otherwise obtainable.

If the Fund invests in fixed income securities, it expects to buy and sell them directly from the issuer or an underwriter or market maker for the securities.   Generally, the Fund will not pay brokerage commissions for such purchases.  When the Fund buys a security from an underwriter, the purchase price will usually include an underwriting commission or concession.  The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down.  When the Fund executes transactions in the over‑the‑counter market, it will deal with primary market makers unless more favorable prices are otherwise obtainable.

Selection of Brokers

When buying and selling portfolio securities, the advisor seeks brokers who can provide the most benefit to the Fund.  When selecting a broker, the investment advisor will primarily look for the best price at the lowest commission, but in the context of the broker’s:

1.            ability to provide the best net financial result to the Fund;

2.            efficiency in handling trades;

3.            ability to trade large blocks of securities;

4.            readiness to handle difficult trades;

5.            financial strength and stability; and

6.         provision of “research services,” defined as (a) reports and analyses concerning issuers, industries, securities and economic factors and (b) other information useful in making investment decisions.

The Fund may pay higher brokerage commissions to a broker providing it with research services, as defined in item 6, above, including Wachovia Securities, LLC, an affiliate of the Fund’s investment advisor.  Pursuant to Section 28(e) of the Securities Exchange Act of 1934, this practice is permitted if the commission is reasonable in relation to the brokerage and research services provided.  Research services provided by a broker to the investment advisor do not replace, but supplement, the services the investment advisor is required to deliver to the Fund.  It is impracticable for the investment advisor to allocate the cost, value and specific application of such research services among its clients because research services intended for one client may indirectly benefit another.

When selecting a broker for portfolio trades, the investment advisor may not consider the amount of Fund shares a broker has sold.

            Wachovia Securities, LLC, an affiliate of the Fund’s investment advisor and a member of the New York and American Stock Exchanges, may effect portfolio transactions on those exchanges for the Fund. Wachovia Securities, LLC, is a majority-owned subsidiary of Wachovia Corporation, the Fund’s investment advisor’s parent.

Simultaneous Transactions

The investment advisor makes investment decisions for the Fund independently of decisions made for its other clients.  When a security is suitable for the investment objective of more than one client, it may be prudent for the investment advisor to engage in a simultaneous transaction, that is, buy or sell the same security for more than one client.   The investment advisor strives for an equitable result in such transactions by using an allocation formula. The high volume involved in some simultaneous transactions can result in greater value to the Fund, but the ideal price or trading volume may not always be achieved for the Fund.

ORGANIZATION

            The following is qualified in its entirety by reference to the Trust’s Declaration of Trust.

Description of Shares

            The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of series and classes of shares.  Each share of the Fund represents an equal proportionate interest with each other share of that series and/or class.  Upon liquidation, shares are entitled to a pro rata share of the Trust based on the relative net assets of each series and/or class.  Shareholders have no preemptive or conversion rights.  Shares are redeemable and transferable.

Voting Rights

            Under the terms of the Declaration of Trust, the Trust is not required to hold annual meetings.  At meetings called for the initial election of Trustees or to consider other matters, each share is entitled to one vote for each dollar of “NAV” applicable to such share.  Shares generally vote together as one class on all matters.  Classes of shares of the Fund have equal voting rights.  No amendment may be made to the Declaration of Trust that adversely affects any class of shares without the approval of a majority of the votes applicable to the shares of that class.  Shares have non‑cumulative voting rights, which means that the holders of more than 50% of the votes applicable to shares voting for the election of Trustees can elect 100% of the Trustees to be elected at a meeting and, in such event, the holders of the remaining shares voting will not be able to elect any Trustees.

            After the initial meeting as described above, no further meetings of shareholders for the purpose of electing Trustees will be held, unless required by law (for such reasons as electing or removing Trustees, changing fundamental policies, and approving advisory agreements or 12b-1 plans), unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time, the Trustees then in office will call a shareholders' meeting for the election of Trustees.

Limitation of Trustees' Liability

            The Declaration of Trust provides that a Trustee will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties involved in the conduct of his office.

Code of Ethics

            The Trust, its principal underwriter and its various investment advisors have each adopted a code of ethics pursuant to the requirements of Rule 17j-1 of the 1940 Act (“Code of Ethics”).  Each of these Codes of Ethics permits Fund personnel to invest in securities, including securities that may be purchased or held by the Fund, for their own accounts and is on file with, and available from, the SEC.

Shareholder Liability

Under Delaware law, shareholders could, under certain circumstances, be held personally liable for the obligations of a Fund.  However, the Agreement and Declaration of Trust states that no shareholder shall be personally liable for the debts, liabilities, obligations and expense incurred by, contracted for, or otherwise existing with respect to the Fund and provides that notice of such disclaimer may be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Trustees.  The Agreement and Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for any obligation or liability of the Fund solely by reason of being or having been a shareholder.  Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is generally limited to the circumstances in which the Fund would be unable to meet its obligations.

INVESTMENT ADVISORY AGREEMENT

            On behalf of the Fund, the Trust has entered into an investment advisory agreement with the Fund’s investment advisor (the "Advisory Agreement").  Under the Advisory Agreement, and subject to the supervision of the Trust's Board of Trustees, the investment advisor furnishes to the Fund investment advisory, management and administrative services, office facilities, and equipment in connection with its services for managing the investment and reinvestment of the Fund's assets.  The investment advisor pays for all of the expenses incurred in connection with the provision of its services.

              The Fund pays for all charges and expenses, other than those specifically referred to as being borne by the investment advisor, including, but not limited to, (1) custodian charges and expenses; (2) bookkeeping and auditors' charges and expenses; (3) transfer agent charges and expenses; (4) fees and expenses of Independent Trustees; (5) brokerage commissions, brokers' fees and expenses; (6) issue and transfer taxes; (7) applicable costs and expenses under the Distribution Plan (as described above) (8) taxes and trust fees payable to governmental agencies; (9) the cost of share certificates; (10) fees and expenses of the registration and qualification of the Fund and its shares with the SEC or under state or other securities laws; (11) expenses of preparing, printing and mailing prospectuses, SAIs, notices, reports and proxy materials to shareholders of the Fund; (12) expenses of shareholders' and Trustees' meetings; (13) charges and expenses of legal counsel for the Fund and for the Independent Trustees on matters relating to the Fund; (14) charges and expenses of filing  annual and other reports with the SEC and other authorities; and (15) all extraordinary charges and expenses of the Fund. For information on advisory fees paid by the Fund, see “Expenses” in Part 1 of this SAI.

            The Advisory Agreement continues in effect for two years from its effective date and, thereafter, from year to year only if approved at least annually by the Board of Trustees of the Trust or by a vote of a majority of the Fund's outstanding shares.  In either case, the terms of the Advisory Agreement and continuance thereof must be approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated, without penalty, on 60 days' written notice by the Trust's Board of Trustees or by a vote of a majority of outstanding shares.  The Advisory Agreement will terminate automatically upon its "assignment" as that term is defined in the 1940 Act.

            For a discussion regarding the considerations of the Fund's Board of Trustees for approving or renewing the Fund's investment advisory agreement, please see either the Fund's Annual Report or Semi Annual Report immediately following the renewal of the Fund's contract for the most recent fiscal period.

Transactions Among Advisory Affiliates

            The Trust has adopted procedures pursuant to Rule 17a‑7 of the 1940 Act ("Rule 17a‑7 Procedures").  The Rule 17a‑7 Procedures permit the Fund to buy or sell securities from another investment company for which a subsidiary of Wachovia Corporation is an investment advisor.  The Rule 17a‑7 Procedures also allow the Fund to buy or sell securities from other advisory clients for whom a subsidiary of Wachovia Corporation is an investment advisor.  The Fund may engage in such transaction if it is equitable to each participant and consistent with each participant's investment objective.

PORTFOLIO MANAGERS

Other Funds and Accounts Managed.  The following table provides information about the registered investment companies and other pooled investment vehicles and accounts managed by the portfolio managers of the Funds as of the Funds’ most recent fiscal year end, September 30, 2005.

Portfolio Manager		(Assets in thousands)
David Chow	Assets of registered investment companies managed
	Evergreen Strategic Growth Fund..............................	$1,679,986
	TOTAL...........................................................................	$1,679,986
	Those subject to performance fee..............................	0
	Number of other pooled investment vehicles managed	2
	Assets of other pooled investment vehicles managed.......................................................................	$25,025
	Number of those subject to performance fee............	0
	Number of separate accounts managed........................	24
	Assets of separate accounts managed.....................	$343,630
	Number of those subject to performance fee............	0
	Assets of those subject to performance fee..............	N/A

Gary Craven	Assets of registered investment companies managed
	Evergreen Mid Cap Growth Fund..............................	$684,869
	TOTAL...........................................................................	$684,869
	Those subject to performance fee..............................	0
	Number of other pooled investment vehicles managed	0
	Assets of other pooled investment vehicles managed.......................................................................	N/A
	Number of those subject to performance fee............	N/A
	Number of separate accounts managed........................	1
	Assets of separate accounts managed.....................	$10,393
	Number of those subject to performance fee............	0
	Assets of those subject to performance fee..............	N/A

Maureen E. Cullinane	Assets of registered investment companies managed
	Evergreen Large Company Growth Fund.................	$416,447
	Evergreen VA Omega Fund.......................................	$125,821
	Evergreen Aggressive Growth Fund..........................	$201,228
	Evergreen Omega Fund..............................................	$990,649
	Equitable Omega Fund...............................................	$192,722
	ING Investors Trust - Omega.......................................	$222,739
	TOTAL...........................................................................	$2,149,606
	Those subject to performance fee..............................	0
	Number of other pooled investment vehicles managed	0
	Assets of other pooled investment vehicles managed.......................................................................	N/A
	Number of those subject to performance fee............	N/A
	Number of separate accounts managed........................	0
	Assets of separate accounts managed.....................	N/A
	Number of those subject to performance fee............	N/A
	Assets of those subject to performance fee..............	N/A

Jeffrey S. Drummond	Assets of registered investment companies managed
	Evergreen Growth Fund..............................................	$1,024,436
	Evergreen VA Growth Fund........................................	$90,755
	TOTAL...........................................................................	$1,115,190
	Those subject to performance fee..............................	0
	Number of other pooled investment vehicles managed	0
	Assets of other pooled investment vehicles managed.......................................................................	N/A
	Number of those subject to performance fee............	N/A
	Number of separate accounts managed........................	12
	Assets of separate accounts managed.....................	$381,949
	Number of those subject to performance fee............	0
	Assets of those subject to performance fee..............	N/A

Linda Z. Freeman	Assets of registered investment companies managed
	Evergreen Growth Fund..............................................	$1,024,436
	Evergreen VA Growth Fund........................................	$90,755
	TOTAL...........................................................................	$1,115,190
	Those subject to performance fee..............................	0
	Number of other pooled investment vehicles managed	0
	Assets of other pooled investment vehicles managed.......................................................................	N/A
	Number of those subject to performance fee............	N/A
	Number of separate accounts managed........................	12
	Assets of separate accounts managed.....................	$381,949
	Number of those subject to performance fee............	0
	Assets of those subject to performance fee..............	N/A

Jeffrey Harrison	Assets of registered investment companies managed
	Evergreen Growth Fund..............................................	$1,024,436
	Evergreen VA Growth Fund........................................	$90,755
	TOTAL...........................................................................	$1,115,190
	Those subject to performance fee..............................	0
	Number of other pooled investment vehicles managed	0
	Assets of other pooled investment vehicles managed.......................................................................	N/A
	Number of those subject to performance fee............	N/A
	Number of separate accounts managed........................	12
	Assets of separate accounts managed.....................	$381,949
	Number of those subject to performance fee............	0
	Assets of those subject to performance fee..............	N/A

Theodore W. Price	Assets of registered investment companies managed
	Evergreen Growth Fund..............................................	$1,024,436
	Evergreen VA Growth Fund........................................	$90,755
	TOTAL...........................................................................	$1,115,190
	Those subject to performance fee..............................	0
	Number of other pooled investment vehicles managed	0
	Assets of other pooled investment vehicles managed.......................................................................	N/A
	Number of those subject to performance fee............	N/A
	Number of separate accounts managed........................	12
	Assets of separate accounts managed.....................	$381,949
	Number of those subject to performance fee............	0
	Assets of those subject to performance fee..............	N/A

W. Shannon Reid	Assets of registered investment companies managed
	Evergreen Strategic Growth Fund..............................	$1,679,986
	TOTAL...........................................................................	$1,679,986
	Those subject to performance fee..............................	0
	Number of other pooled investment vehicles managed	2
	Assets of other pooled investment vehicles managed.......................................................................	$25,025
	Number of those subject to performance fee............	0
	Number of separate accounts managed........................	24
	Assets of separate accounts managed.....................	$343,630
	Number of those subject to performance fee............	0
	Assets of those subject to performance fee..............	N/A

Edward Rick	Assets of registered investment companies managed
	Evergreen Growth Fund..............................................	$1,024,436
	Evergreen VA Growth Fund........................................	$90,755
	TOTAL...........................................................................	$1,115,190
	Those subject to performance fee..............................	0
	Number of other pooled investment vehicles managed	0
	Assets of other pooled investment vehicles managed.......................................................................	N/A
	Number of those subject to performance fee............	N/A
	Number of separate accounts managed........................	12
	Assets of separate accounts managed.....................	$381,949
	Number of those subject to performance fee............	0
	Assets of those subject to performance fee..............	N/A

Jay D. Zelko	Assets of registered investment companies managed
	Evergreen Strategic Growth Fund..............................	$1,679,986
	TOTAL...........................................................................	$1,679,986
	Those subject to performance fee..............................	0
	Number of other pooled investment vehicles managed	2
	Assets of other pooled investment vehicles managed.......................................................................	$25,025
	Number of those subject to performance fee............	0
	Number of separate accounts managed........................	24
	Assets of separate accounts managed.....................	$343,630
	Number of those subject to performance fee............	0
	Assets of those subject to performance fee..............	N/A

William E. Zieff	Assets of registered investment companies managed
	Evergreen Large Cap Equity Fund............................	$1,671,505
	Evergreen Disciplined Value Fund............................	$158,825
	Evergreen Global Large Cap Equity Fund................	$149,853
	Evergreen Market Index Growth Fund.......................	$885,529
	Evergreen Market Index Value Fund..........................	$859,571
	Evergreen Equity Index Fund......................................	$967,150
	Evergreen Market Index Fund.....................................	$650,186
	TOTAL...........................................................................	$5,342,619
	Those subject to performance fee..............................	0
	Number of other pooled investment vehicles managed	3
	Assets of other pooled investment vehicles managed.......................................................................	$1,705,150
	Number of those subject to performance fee............	0
	Number of separate accounts managed........................	40
	Assets of separate accounts managed.....................	$5,277,635
	Number of those subject to performance fee............	0
	Assets of those subject to performance fee..............	N/A

Conflicts of Interest.  Portfolio managers may experience certain conflicts of interest in managing the Funds’ investments, on the one hand, and the investments of other accounts, including other Evergreen funds, on the other.  For example, if a portfolio manager identifies a limited investment opportunity, such as an initial public offering, that may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of that investment across all eligible funds and accounts. EIMC has policies and procedures to address potential conflicts of interest relating to the allocation of investment opportunities.  EIMC’s policies and procedures relating to the allocation of investment opportunities address these potential conflicts by limiting portfolio manager discretion and are intended to result in fair and equitable allocations among all products managed by that portfolio manager or team that might be eligible for a particular investment.  However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

The management of multiple Funds and other accounts may give rise to potential conflicts of interest, particularly if the Funds and accounts have different objectives, benchmarks and time horizons, as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts.  For example, in certain instances, a portfolio manager may take conflicting positions in a particular security for different accounts, by selling a security for one account and continuing to hold it for another account.  In addition, the management of other accounts may require the portfolio manager to devote less than all of his or her time to a Fund, which may constitute a conflict with the interest of the Fund. EIMC seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline, such as investing in large capitalization equity securities.  Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest.

EIMC does not receive a performance fee for its management of the Funds, other than Evergreen Large Cap Equity Fund.  EIMC and/or a portfolio manager may have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Funds – for instance, those that pay a higher advisory fee and/or have a performance fee.  The policies of EIMC, however, require that portfolio managers treat all accounts they manage equitably and fairly.

EIMC has a policy allowing it to aggregate sale and purchase orders of securities for all accounts with similar orders if, in EIMC’s reasonable judgment, such aggregation is reasonably likely to result generally in lower per-share brokerage commission costs.  In such event, each client may be charged or credited, as the case may be, the average transaction price of all securities purchased or sold in such transaction.  As a result, however, the price may be less favorable to a client than it would be if similar transactions were not being executed concurrently for other accounts.  In addition, in many instances, the purchase or sale of securities for accounts will be effected simultaneously with the purchase or sale of like securities for other accounts.  Such transactions may be made at slightly different prices, due to the volume of securities purchased or sold.  EIMC has also adopted policies and procedures in accordance with Rule 17a-7 under the 1940 Act relating to transfers effected without a broker-dealer between registered investment companies or a registered investment company client and another advisory client, to ensure compliance with the rule and fair and equitable treatment of both clients involved in such transactions.

Portfolio managers may also experience certain conflicts between their own personal interests and the interests of the accounts they manage, including the Funds.  One potential conflict arises from the weighting methodology used in determining bonuses, as described below, which may give a portfolio manager an incentive to allocate a particular investment opportunity to a product that has a greater weighting in determining his or her bonus.  Another potential conflict may arise if a portfolio manager were to have a larger personal investment in one fund than he or she does in another, giving the portfolio manager an incentive to allocate a particular investment opportunity to the fund in which he or she holds a larger stake.  EIMC’s Code of Ethics addresses potential conflicts of interest that may arise in connection with a portfolio manager’s activities outside EIMC by prohibiting, without prior written approval from the Code of Ethics Compliance Officer, portfolio managers from participating in investment clubs and from providing investment advice to, or managing, any account or portfolio in which the portfolio manager does not have a beneficial interest and that is not a client of EIMC.  The Code of Ethics of has similar provisions.

Compensation.  For EIMC, portfolio managers’ compensation consists primarily of a base salary and an annual bonus.  Each portfolio manager’s base salary is reviewed annually and adjusted based on consideration of various factors specific to the individual portfolio manager, including, among others, experience, quality of performance record and breadth of management responsibility, and based on a comparison to competitive market data provided by external compensation consultants.  The annual bonus pool for portfolio managers and other employees that are eligible to receive bonuses is determined based on the overall profitability of the firm during the relevant year.

The annual bonus has an investment performance component, which accounts for a majority of the annual bonus, and a subjective evaluation component.  The amount of the investment performance component is based on the pre-tax investment performance of the funds and accounts managed by the individual (or one or more appropriate composites of such funds and accounts) over the prior five years compared to the performance over the same time period of an appropriate benchmark (typically a broad-based index or universe of external funds or managers with similar characteristics).  See the information below relating to other funds and accounts managed by the portfolio managers for the specific benchmarks used in evaluating performance.  In calculating the amount of the investment performance component, performance for the most recent year is weighted 25%, performance for the most recent three-year period is weighted 50% and performance for the most recent five-year period is weighted 25%.  In general, the investment performance component is determined using a weighted average of investment performance of each product managed by the portfolio manager, with the weighting done based on the amount of assets the portfolio manager is responsible for in each such product.  For example, if a portfolio manager was to manage a mutual fund with $400 million in assets and separate accounts totaling $100 million in assets, performance with respect to the mutual fund would be weighted 80% and performance with respect to the separate accounts would be weighted 20%.  In certain cases, portfolio weights within the composite may differ from the actual weights as determined by assets.  For example, a very small fund’s weight within a composite may be increased to create a meaningful contribution.

To be eligible for an investment performance related bonus, the time-weighted average percentile rank must be above the 50th percentile.  A portfolio manager has the opportunity to maximize the investment component of the incentive payout by generating performance at or above the 25th percentile level.

In determining the subjective evaluation component of the bonus, each manager is measured against predetermined objectives and evaluated in light of other discretionary considerations.  Objectives are set in several categories, including teamwork, participation in various assignments, leadership, and development of staff.

For calendar year 2005, the investment performance component of each portfolio manager’s bonus was determined based on comparisons to the benchmarks (either to the individual benchmark or one or more composites of all or some of such benchmarks) indicated below.  The benchmarks may change for purposes of calculating bonus compensation for calendar year 2006.

Portfolio Manager
David D. Chow....................	Lipper Large Cap Growth, Callan MutFund LCG, Callan Inst LCG
Gary Craven........................	Lipper MidCap Growth, Lipper Small Cap Gro, Callan Smid Cap Growth, Lipper MultiCap Growth
Maureen Cullinane..............	Lipper MultiCap Gro, Lipper LgCapGro,
Jeffrey S. Drummond..........	Lipper Small Cap Growth
Linda Z. Freeman...............	Lipper Small Cap Growth
Jeffrey Harrison...................	Lipper Small Cap Growth
Theodore W. Price.............	Lipper Small Cap Growth
W. Shannon Reid................	Lipper Large Cap Growth, Callan MutFund LCG, Callan Inst LCG
Edward Rick........................	Lipper Small Cap Growth
Jay D. Zelko.........................	Lipper Large Cap Growth, Callan MutFund LCG,Callan Inst LCG
William E. Zieff....................	Lipper Large Cap Core, Lipper SP5 Index Obj, Callan MutFund and Inst Large Cap Core

Portfolio managers may also receive equity incentive awards (non-qualified stock options and/or restricted stock) in Wachovia Corporation, EIMC’s publicly traded parent company, based on their performance and/or positions held.  Equity incentive awards are made based on subjective review of the factors that are considered in determining base salary and the annual bonus.

In addition, portfolio managers may participate, at their election, in various benefits programs, including the following:

medical, dental, vision and prescription benefits,

life, disability and long-term care insurance,

before-tax spending accounts relating to dependent care, health care, transportation and parking, and various other services, such as family counseling and employee assistance programs, prepaid or discounted legal services, health care advisory programs and access to discount retail services.

These benefits are broadly available to EIMC employees.  Senior level employees, including many portfolio managers but also including many other senior level executives, may pay more or less than employees that are not senior level for certain benefits, or be eligible for, or required to participate in, certain benefits programs not available to employees who are not senior level.  For example, only senior level employees above a certain compensation level are eligible to participate in the Wachovia Corporation deferred compensation plan, and certain senior level employees are required to participate in the deferred compensation plan.

Fund Holdings.  The table below presents the dollar range of investment each portfolio manager beneficially holds in each Fund he or she manages as well as the dollar range of total exposure to the Evergreen family of funds (including both open-end and closed-end funds) as of the Funds’ fiscal year ended September 30, 2005. Total exposure equals the sum of (i) the portfolio manager’s beneficial ownership in direct Evergreen fund holdings, plus (ii) the portfolio manager’s Evergreen fund holdings through the Wachovia Corporation 401(k) plan, plus (iii) the portfolio manager’s Wachovia Corporation deferred compensation plan exposure to Evergreen funds.

	Fund(s) Managed/ Holdings in the Fund(s)	Holdings in Evergreen Family of Funds

	Evergreen Aggressive Growth Fund	Over $1,000,000
Maureen Cullinane...............	$10,001-$50,000
Evergreen Omega Fund
$100,001-$500,000
Evergreen Large Company Growth Fund
$10,001-$50,000

Evergreen Growth Fund
Jeffrey S. Drummond...........	$100,001-$500,000	$100,001-$500,000
Linda Z. Freeman.................	$500,001-$1,000,000	$500,001-$1,000,000
Jeffrey Harrison....................	$50,001-$100,000	$100,001-$500,000
Theodore W. Price...............	Over $1,000,000	Over $1,000,000
Edward Rick.........................	$10,001-$50,000	$10,001-$50,000

Evergreen Large Cap Equity Fund
William E. Zieff.....................	$10-001-$50,000	$50,001-$100,000
Evergreen Special Equity Fund
$0(1)

Evergreen Mid Cap Growth Fund
Gary Craven..........................	$50,001-$100,000	$50,001-$100,000

Evergreen Strategic Growth Fund
David D. Chow.....................	$1-$10,000	$100,001-$500,000
W. Shannon Reid.................	$10,001-$50,000	$10,001-$50,000
Jay D. Zelko..........................	$1-$10,000	$1-$10,000

(1)Mr. Zieff was not the portfolio manager of the fund at the fiscal year ended September 30, 2005.

The table below presents the dollar range of total exposure to the Evergreen family of funds (including both open-end and closed-end funds) by certain members of senior management of EIMC and its affiliates that are involved in Evergreen’s mutual fund business as of December 31, 2005.  Total exposure equals the sum of (i) the individual’s beneficial ownership in direct Evergreen fund holdings, plus (ii) the individual’s Evergreen fund holdings through the Wachovia Corporation 401(k) plan, plus (iii) the individual’s Wachovia Corporation deferred compensation plan exposure to Evergreen funds.

Maryann Bruce........................... President, EIS	$500,001 – 1,000,000
Christopher Conkey................... Chief Investment Officer, EIMC	Over $1,000,000
Dennis Ferro............................... Chief Executive Officer, EIMC	Over $1,000,000
Richard Gershen........................ Head of Business Strategy, Risk and Product Management, EIMC	$500,001 – 1,000,000
W. Douglas Munn....................... Chief Operating Officer, EIMC	$500,001 – 1,000,000
Patrick O’Brien........................... President, Institutional Division, EIMC	Over $1,000,000

MANAGEMENT OF THE TRUST

The Trust is supervised by a Board of Trustees that is responsible for representing the interests of shareholders.  The Trustees meet periodically throughout the year to oversee the Fund’s activities, reviewing, among other things, the Fund’s performance and its contractual arrangements with various service providers.  Each Trustee is paid a fee for his or her services.  See “Expenses-Trustee Compensation” in Part 1 of this SAI.

            The Trust has an Executive Committee which consists of K. Dun Gifford, Dr. Russell A. Salton, III and the Chairman of the Board, Michael S. Scofield, each of whom is an Independent Trustee. The Executive Committee recommends Trustees to fill vacancies, prepares the agenda for Board Meetings, acts on routine matters between scheduled Board meetings and reviews and resolves conflicts of interest between the Fund and the Fund's investment advisor or its affiliates.  The Executive Committee also functions as the Nominating Committee, the 15(c) Committee and the Qualified Legal Compliance Committee.  For the fiscal year ended September 30, 2005, the Executive Committee held 17 committee meetings.

            The Nominating Committee is responsible for nominating candidates for election to the Board of Trustees by the full Board.  The Committee may solicit suggestions for persons to fill vacancies on the Boards of Trustees from such sources as it deems appropriate, including EIMC.  The Committee will consider nominations for openings on the Board of Trustees from shareholders who have separately or as a group held for at least one full year at least 5% of the outstanding shares of a Fund.  Shareholder recommendations should be sent to the attention of the Committee in care of the Fund’s Secretary and should include biographical information, including the proposed nominee’s business experience for the past ten years and a description of the qualifications of the proposed nominee, along with a statement from the proposed nominee that he or she is willing to serve and meets the requirements to be an Independent Trustee, if applicable.

            The 15(c) Committee is responsible for gathering relevant information to assist the full Board in fulfilling its obligations relating to the initial approval and renewal of advisory and distribution contracts pursuant to Section 15 of the 1940 Act.  It may request information from and submit questions to the Fund's investment advisor and its affiliates in order for the full Board of Trustees to determine whether or not to enter into or renew Fund contracts.

            The Qualified Legal Compliance Committee is responsible for the establishment of written procedures for the confidential receipt, retention and consideration of any report of evidence of a material violation of an applicable U.S. federal or state securities law, a material breach of a fiduciary duty arising under U.S. federal or state law, or a similar material violation of any U.S. federal or state law by a Fund or by any officer, Trustee, employee or agent of a Fund.  The Committee is also responsible for determining whether an investigation is necessary regarding any report of evidence of a material violation.  If it is determined that there has been a material violation, the Committee is responsible for informing the Fund’s chief legal officer and chief executive officer and taking all other appropriate actions to respond to evidence of a material violation.

The Trust has an Audit Committee which consists of Shirley L. Fulton, K. Dun Gifford, Gerald M. McDonnell, William W. Pettit and the Chairman of the Committee, Charles A. Austin III, each of whom is an Independent Trustee.  The purpose of the Audit Committee is to evaluate financial management, meet with the auditors and deal with other matters of a financial nature that it deems appropriate. For the fiscal year ended September 30, 2005, the Audit Committee held five committee meetings.

            The Trust has a Distribution and Shareholder Service Committee which consists of Dr. Leroy Keith, David Richardson, Gerald McDonnell and the Chairman of the Committee, Richard Wagoner. The Distribution and Shareholder Service Committee oversees and assists Trustee oversight of: the means by which shares of the Evergreen funds are marketed and sold; expenditures by the Funds’ distributor of amounts paid under the Funds’ Rule 12b-1 plans; the nature and quality of services provided by the Funds’ transfer agent; and the overall level of servicing provided to shareholders in the Funds. For the fiscal year ended September 30, 2005, the Distribution and Shareholder Service Committee held one committee meeting.

            The Trust has a Litigation Oversight Committee which consists of the members of the Executive Committee, Shirley L. Fulton and William W. Pettit. The Litigation Oversight Committee oversees and assists Trustee oversight of: litigation commenced by or against the Evergreen funds; litigation commenced by or against any service provider to the Funds that relates to the Funds or that may have a material effect on the service provider’s ability to perform its services to the Funds; non-routine regulatory actions, examinations, inspections, or other activities in respect of any service provider to the Funds that relate to its services to the Funds or that may have a material effect on the service provider’s ability to perform its services to the Funds. For the fiscal year ended September 30, 2005, the Litigation Oversight Committee held two committee meetings.

            The Trust has a Performance Committee which consists of Dr. Russell A. Salton, III, Dr. Leroy Keith, David M. Richardson, Richard Wagoner and the Chairman of the Committee, Richard J. Shima.  The Performance Committee reviews all activities involving investment-related issues and activities of EIMC and any sub-advisors to the Evergreen funds and assesses the performance of the Evergreen funds. For the fiscal year ended September 30, 2005, the Performance Committee held five committee meetings.

            The Trust has a Pricing Committee which consists of the members of the Executive Committee and the Chairman of the Audit Committee.  In furtherance of the Board’s responsibilities under the 1940 Act to determine in good faith the fair value of securities and assets for which market quotations are not readily available or are not reliable, the Pricing Committee is responsible for reviewing issues and activities relating to pricing. For the fiscal year ended September 30, 2005, the Pricing Committee held 12 committee meetings.

            Set forth below are the Trustees of each of the twelve Evergreen Trusts.  Unless otherwise indicated, the address for each Trustee is P.O. Box 20083, Charlotte, North Carolina 28202. All shareholder communications should be sent to this address.

Independent Trustees:

Name and Date of Birth	Position with Trust	Beginning Year of Term of Office[1]	Principal Occupations for Last Five Years	Number of Portfolios Overseen in Evergreen Funds Complex as of 12/31/2004	Other Directorships held outside of Evergreen Funds Complex
Charles A. Austin III DOB: 10/23/1934	Trustee	1991	Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The Francis Ouimet Society; Former Director, Health Development Corp. (fitness-wellness centers); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice)	93	None
Shirley L. Fulton DOB: 1/10/1952	Trustee	2004	Partner, Tin, Fulton, Greene & Owen, PLLC (law firm); Former Partner, Helms, Henderson & Fulton, P.A. (law firm); Retired Senior Resident Superior Court Judge, 26th Judicial District, Charlotte, NC	93	None
K. Dun Gifford DOB: 10/23/1938	Trustee	1974	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust	93	None
Dr. Leroy Keith, Jr. DOB: 2/14/1939	Trustee	1983	Partner, Stonington Partners, Inc. (private equity firm); Trustee, The Phoenix Group of Mutual Funds; Director, Obagi Medical Products Co.; Director, Diversapack Co.; Former Director, Lincoln Educational Services; Former Chairman of the Board and Chief Executive Officer, Carson Products Company (manufacturing); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust	93	Trustee, The Phoenix Group of Mutual Funds
Gerald M. McDonnell DOB: 7/14/1939	Trustee	1988	Manager of Commercial Operations, SMI Steel Co. - South Carolina (steel producer); Former Sales and Marketing Manager, Nucor Steel Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust	93	None

William Walt Pettit DOB: 8/26/1955	Trustee	1984	Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp.; Director, National Kidney Foundation of North Carolina, Inc.; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust	93	None
David M. Richardson DOB: 9/19/1941	Trustee	1982	President, Richardson, Runden LLC (executive recruitment business development/consulting company); Consultant, Kennedy Information, Inc. (executive recruitment information and research company); Consultant, AESC (The Association of Executive Search Consultants); Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP (communications); Former Vice Chairman, DHR International, Inc. (executive recruitment); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust	93	None
Dr. Russell A. Salton, III DOB: 6/2/1947	Trustee	1984	President/CEO, AccessOne MedCard; Former Medical Director, Healthcare Resource Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health Services; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust	93	None
Michael S. Scofield DOB: 2/20/1943	Trustee	1984	Director and Chairman, Branded Media Corporation (multi-media branding company); Attorney, Law Offices of Michael S. Scofield; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust	93	None
Richard J. Shima DOB: 8/11/1939	Trustee	1993	Independent Consultant; Director, Trust Company of CT; Trustee, Saint Joseph College (CT); Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director, Enhance Financial Services, Inc.; Former Director, Old State House Association; Former Director of CTG Resources, Inc. (natural gas); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust	93	None

Interested Trustee:

Richard K. Wagoner, CFA[2] DOB: 12/12/1937	Trustee	1999	Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Consultant to the Boards of Trustees of the Evergreen funds; Former Trustee, Mentor Funds and Cash Resource Trust	93	None

1       Each Trustee, except Ms. Fulton, serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. As a new Trustee, Ms. Fulton's initial term ends March 31, 2007 at which time she may be re-elected by Trustees to serve until her death, resignation, retirement or removal from office by the Trustees.

2       Mr. Wagoner is an "interested person" of the Evergreen funds because of his ownership of shares in Wachovia Corporation, the parent to the Evergreen funds' investment advisor.

Trustee Ownership of Evergreen Funds Shares

            Set forth in the table below are the names of the Evergreen funds in which the Trustees are invested. Amounts reflected include amounts received through the Trustees’ Deferred Compensation Plan. The table shows the dollar range of each Trustee’s investment in each Fund and the aggregate dollar range of their investment in the Evergreen fund complex, as of December 31, 2004.

Trustee	Fund	Dollar Range of Investment in Fund	Aggregate Dollar Range of Investments in Evergreen Funds Complex
Charles A. Austin III	Evergreen Aggressive Growth Fund[1]	$50,001-$100,000	Over $100,000
	Evergreen Core Bond Fund[1]	$10,001-$50,000
	Evergreen Equity Income Fund[1]	$10,001-$50,000
	Evergreen Growth Fund[1]	$50,001-$100,000
	Evergreen Health Care Fund[2]	Over $100,000
	Evergreen Large Cap Value Fund[1]	$10,001-$50,000
	Evergreen Mid Cap Growth Fund[1]	$50,001-$100,000
	Evergreen Money Market Fund	$50,001-$100,000
	Evergreen Omega Fund[2]	$50,001-$100,000
	Evergreen Technology Fund	$1-$10,000
Shirley L. Fulton	Evergreen Asset Allocation[1]	$1-$10,000	$10,001-$50,000
	Evergreen Equity Income Fund[1]	$1-$10,000
	Evergreen Mid Cap Growth Fund[1]	$1-$10,000
	Evergreen Utility and Telecommunications Fund[1]	$10,001-$50,000
K. Dun Gifford	Evergreen Fundamental Large Cap Fund (formerly Evergreen Growth and Income Fund)	$10,001-$50,000	$10,001-$50,000
	Evergreen Health Care Fund	$10,001-$50,000
Dr. Leroy Keith, Jr.	Evergreen Limited Duration Fund	$10,001-$50,000	$10,001-$50,000
	Evergreen Omega Fund	$1-$10,000
Gerald M. McDonnell[3]	Evergreen Adjustable Rate Fund	$10,001-$50,000	Over $100,000
	Evergreen Asset Allocation Fund[1]	$50,001-$100,000
	Evergreen Emerging Markets Growth Fund	$10,001-$50,000
	Evergreen Equity Income Fund	$10,001-$50,000
	Evergreen Fund[1]	$50,001-$100,000
	Evergreen Foundation Fund[1]	$50,001-$100,000
	Evergreen Global Large Cap Equity Fund[1]	$10,001-$50,000
	Evergreen Fundamental Large Cap Fund (formerly Evergreen Growth and Income Fund)	$10,001-$50,000
	Evergreen Health Care Fund	$1-$10,000
	Evergreen Income Advantage Fund	$1-$10,000
	Evergreen Large Cap Value Fund[1]	$50,001-$100,000
	Evergreen Managed Income Fund	$1-$10,000
	Evergreen Money Market Fund[1]	$10,001-$50,000
	Evergreen Omega Fund[1]	$10,001-$50,000
	Evergreen Short Intermediate Bond Fund	$1-$10,000
	Evergreen Strategic Municipal Bond Fund	$10,001-$50,000
	Evergreen Technology Fund	$1-$10,000
	Evergreen Utilities and High Income Fund	$1-$10,000

William Walt Pettit	Evergreen Aggressive Growth Fund[2]	Over $100,000	Over $100,000
	Evergreen Asset Allocation Fund[1]	$10,001-$50,000
	Evergreen Emerging Markets Growth Fund	$1-$10,000
	Evergreen Equity Income Fund[2]	$10,001-$50,000
	Evergreen Fund[1]	$50,001-$100,000
	Evergreen Foundation Fund[1]	$10,001-$50,000
	Evergreen Global Large Cap Equity Fund[2]	$10,001-$50,000
	Evergreen Global Opportunities Fund[1]	$10,001-$50,000
	Evergreen Growth Fund[1]	Over $100,000
	Evergreen Fundamental Large Cap Fund (formerly Evergreen Growth and Income Fund)	$10,001-$50,000
	Evergreen Health Care Fund[1]	Over $100,000
	Evergreen International Equity Fund[1]	Over $100,000
	Evergreen Large Cap Value Fund[1]	$10,001-$50,000
	Evergreen Masters Fund[1]	$10,001-$50,000
	Evergreen Mid Cap Growth Fund[1]	$1-$10,000
	Evergreen Money Market Fund	$10,001-$50,000
	Evergreen Omega Fund[1]	Over $100,000
	Evergreen Strategic Growth Fund[1]	$1-$10,000
	Evergreen Utility and Telecommunications Fund[1]	$50,001-$100,000
David M. Richardson	Evergreen Asset Allocation Fund	$10,001-$50,000	Over $100,000
	Evergreen Equity Index Fund	$10,001-$50,000
	Evergreen Managed Income Fund	$10,001-$50,000
	Evergreen Omega Fund	$10,001-$50,000
	Evergreen Utilities and High Income Fund	$10,001-$50,000
Dr. Russell A. Salton, III	Evergreen Asset Allocation Fund[1]	Over $100,000	Over $100,000
	Evergreen Global Opportunities Fund[1]	Over $100,000
	Evergreen Large Cap Value Fund[1]	Over $100,000
Michael S. Scofield	Evergreen Aggressive Growth Fund	$10,001-$50,000	Over $100,000
	Evergreen Balanced Fund	$10,001-$50,000
	Evergreen Core Bond Fund[2]	Over $100,000
	Evergreen Equity Income Fund	$1-$10,000
	Evergreen Equity Index Fund	$10,001-$50,000
	Evergreen Foundation Fund[1]	Over $100,000
	Evergreen Income Advantage Fund	$1-$10,000
	Evergreen Managed Income Fund	$1-$10,000
	Evergreen Omega Fund	$10,001-$50,000
	Evergreen Short Intermediate Bond Fund	$10,001-$50,000
	Evergreen Treasury Money Market Fund	Over $100,000
Richard J. Shima	Evergreen Asset Allocation Fund[1]	$50,001-$100,000	Over $100,000
	Evergreen Connecticut Municipal Bond Fund	$50,001-$100,000
	Evergreen Global Large Cap Equity Fund	Over $100,000
	Evergreen Global Opportunities Fund	Over $100,000
	Evergreen Income Advantage Fund	$10,001-$50,000
	Evergreen International Equity Fund	$10,001-$50,000
	Evergreen Large Cap Value Fund[1]	$50,001-$100,000
	Evergreen Managed Income Fund	$10,001-$50,000
	Evergreen Omega Fund	$50,001-$100,000
	Evergreen Tax Strategic Foundation Fund	$50,001-$100,000
	Evergreen Utilities and High Income Fund	$10,001-$50,000
Richard K. Wagoner	Evergreen Equity Income Fund	Over $100,000	Over $100,000
	Evergreen Income Advantage Fund	$1-$10,000
	Evergreen Managed Income Fund	$1-$10,000
	Evergreen Mid Cap Growth Fund	$50,001-$100,000
	Evergreen Money Market Fund	$10,001-$50,000
	Evergreen Municipal Money Market Fund	$10,001-$50,000
	Evergreen Omega Fund	Over $100,000
	Evergreen Special Values Fund	Over $100,000
	Evergreen Utilities and High Income Fund	$1-$10,000

1          Invested through the Trustees’ Deferred Compensation Plan.  The Deferred Compensation Plan allows each Trustee to defer any or all of his or her compensation for serving as Trustee, and to have such compensation invested into a deferral account.  The investment performance of the deferral account is based on the investment performance of the particular Evergreen fund(s) selected by the Trustee.

2          Amount shown includes direct investments as well as investments through the Trustees' Deferred Compensation Plan. Dollar ranges of investments held directly in these funds are as follows: Mr. Austin – Evergreen Health Care Fund, $10,001 - $50,000; Evergreen Omega Fund, $10,001 - $50,000. Mr. Pettit – Evergreen Aggressive Growth Fund, $1 - $10,000; Evergreen Equity Income Fund, $1 - $10,000; Evergreen Global Large Cap Equity Fund, $1 - $10,000. Mr. Scofield – Evergreen Core Bond Fund, $50,001 - $100,000.

3       In addition to the amounts shown in the table, Mr. McDonnell has $10,001-$50,000 invested in a 529 Education Savings Plan which may from time to time invest in certain of the Evergreen funds.

Set forth below are the officers of each of the twelve Evergreen Trusts.

Name, Address and Date of Birth	Position with Trust	Principal Occupation for Last Five Years
Dennis H. Ferro 401 S. Tryon Charlotte, NC 28288 DOB: 6/20/1945	President since 2003	President and Chief Executive Officer, Evergreen Investment Company, Inc. and Executive Vice President, Wachovia Bank, N.A.; former Chief Investment Officer, Evergreen Investment Company, Inc.
Kasey Phillips 200 Berkeley Street Boston, MA 02116 DOB: 12/12/1970	Treasurer since 2005

Principal Occupations: Senior Vice President, Evergreen Investment Services, Inc.; Former Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice President, Evergreen Investment Services, Inc.

Jeremy DePalma 200 Berkeley Street Boston, MA 02116 DOB: 2/5/1974	Treasurer since 2005	Principal Occupations: Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice President, Evergreen Investment Services, Inc.
Michael H. Koonce 200 Berkeley Street Boston, MA 02116 DOB: 4/20/1960	Secretary since 2000	Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Senior Vice President and Assistant General Counsel, Wachovia Corporation
James Angelos 200 Berkeley Street Boston, MA 02116 DOB: 9/2/47	Chief Compliance Officer since 2004	Chief Compliance Officer and Senior Vice President, Evergreen Funds; Former Director of Compliance, Evergreen Investment Services, Inc.

Officers and certain Trustees of the Funds may be affiliated persons of the Funds and an affiliated person of EIMC or EIS by virtue of their positions as an officer or employee of EIMC or EIS.

POLICY FOR DISSEMINATION OF PORTFOLIO HOLDINGS

            A complete listing of portfolio holdings for every Fund as of the calendar quarter end will be available to the public approximately 15 calendar days after the calendar quarter end. Such listing to be posted to EvergreenInvestments.com as soon after the 15 days as possible. In addition, certain Funds (such as Evergreen money market funds) may make available to the public a complete list of holdings as of month end, posted to EvergreenInvestments.com within approximately 15 calendar days after the month end.  Once released to the web, there are no restrictions on providing the data to any shareholder or external party.

            Except as described below, no other dissemination of portfolio holdings is allowed to any shareholder, potential shareholder or party external to Evergreen except those disclosed below and disseminations (i) required by law, (ii) to affiliated or unaffiliated service providers (including the investment advisor, custodian, transfer agent, principal underwriter, etc.) that have a legal or contractual duty to keep such information confidential, (iii) to other persons who owe a fiduciary or other duty of trust or confidence to the Fund (such as the Fund's legal counsel and independent registered public accounting firm), or (iv) to institutional investment consultants or mutual fund analytical firms and, in such cases, only where there are signed confidentiality agreements in place. Institutional investment consultants are those organizations who utilize fund holdings data and characteristics such as beta, P/E ratio, etc. to screen investment vehicles for their large, institutional clients.  These consultants typically compare the Funds against other investment firms’ products to see which is most suitable for the clients.  In presentations to clients, these consultants will sometimes provide data regarding the Funds and how they compared to products of other investment advisors.  The confidentiality agreements applicable to these situations preclude these firms from providing any client with holdings data until the 15th calendar day after quarter end when the data is available to the public.

            This policy applies to affiliates of Evergreen such as Wachovia Trust and Wachovia Securities.  Officers of the Funds may authorize disclosure of the Fund’s portfolio securities in accordance with this policy.  The Fund’s Board reviewed this policy and has designated a chief compliance officer to be responsible for monitoring compliance with the policy.  The chief compliance officer reports directly to the Board.

            As of January 27, 2006, the Funds had ongoing arrangements with the following recipients to make available non-public portfolio holdings information relating to the Funds:

Recipient	Purpose	Timing
State Street Bank and Trust Company	Funds’ custodian	Daily
KPMG LLP	Funds’ independent registered public accounting firm	As necessary in connection with the preparation of financial statements and SEC filings
EIS	Funds’ administrator	Daily
ESC	Funds’ transfer agent	Quarterly
EIMC	Funds’ investment advisor	Daily
Moody's Investor Services, Inc.	Provides rating services for the Funds	Weekly
Capital Access International	Analytical	Monthly
Lipper	Analytical	Monthly
Northern Trust Company	Analytical	Monthly
Thomson Financial, Inc.	Analytical	Monthly
Wachovia Fiduciary Compliance	Compliance Filings	Quarterly

            Once portfolio holdings information is made public, there are no restrictions on providing the data to any shareholder or other party.

CORPORATE AND MUNICIPAL BOND RATINGS

The Fund relies on ratings provided by independent rating services to help determine the credit quality of bonds and other obligations the Fund intends to purchase or already owns.  A rating is an opinion of an issuer’s ability to pay interest and/or principal when due.  Ratings reflect an issuer’s overall financial strength and whether it can meet its financial commitments under various economic conditions.

If a security held by the Fund loses its rating or has its rating reduced after the Fund has purchased it, the Fund is not required to sell or otherwise dispose of the security, but may consider doing so.

The principal rating services, commonly used by the Fund and investors generally, are S&P and Moody’s.  The Fund may also rely on ratings provided by Fitch.  Rating systems are similar among the different services.  As an example, the chart below compares basic ratings for long-term bonds.  The “Credit Quality” terms in the chart are for quick reference only.  Following the chart are the specific definitions each service provides for its ratings.

COMPARISON OF LONG-TERM BOND RATINGS

MOODY’S	S&P	FITCH	Credit Quality
Aaa	AAA	AAA	Excellent Quality (lowest risk) *
Aa	AA	AA	Almost Excellent Quality (very low risk) *
A	A	A	Good Quality (low risk) *
Baa	BBB	BBB	Satisfactory Quality (some risk) *
Ba	BB	BB	Questionable Quality (definite risk) **
B	B	B	Low Quality (high risk) **
Caa/Ca/C	CCC/CC/C	CCC/CC/C	In or Near Default **
	D	DDD/DD/D	In Default **

* Consider investment grade.

** Considered below investment grade.

CORPORATE BONDS

LONG-TERM RATINGS

Moody’s Corporate Long-Term Bond Ratings

Aaa  Bonds which are rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edged.”  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AaBonds which are rated Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A  Bonds which are ratedA possess many favorable investment attributes and are to be considered as upper-medium-grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa  Bonds which are rated Baa are considered as medium-grade obligations (i.e. they are neither highly protected nor poorly secured).  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba  Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured.  Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B  Bonds which are rated B generally lack characteristics of the desirable investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa  Bonds which are rated Caa are of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca  Bonds which are rated Ca represent obligations which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

C  Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers,1, 2 and 3 in each generic rating classification from Aa to Caa.  The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range raking and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

S&P  Corporate Long-Term Bond Ratings

AAA  An obligation rated AAA has the highest rating assigned by S&P.  The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA  An obligation rated AA differs from the highest-rated obligations only in small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A   An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB  An obligation rated BBB exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C:Asdescribed below, obligations rated  BB, B, CCC, CC, and C are regarded as having significant speculative characteristics.  BB indicates the least degree of speculation and C the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB  An obligation rated BB is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B  An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet it financial commitment on the obligation.

CCC  An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC  An obligation rated CC is currently highly vulnerable to nonpayment.

C  The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D  The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred--and not where a default is only expected.  S&P changes ratings to D either:

On the day an interest and/or principal payment is due and is not paid.  An exception is made if there is a grace period and S&P believes that a payment will be made, in which case the rating can be maintained; or

Upon voluntary bankruptcy filing or similar action.  An exception is made if S&P expects that debt service payments will continue to be made on a specific issue.  In the absence of a payment default or bankruptcy filing, a technical default (i.e., covenant violation) is not sufficient for assigning a D rating.

Plus (+) or minus (-)  The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Fitch Corporate Long-Term Bond Ratings

Investment Grade

AAA  Highest credit quality.   AAA ratings denote the lowest expectation of credit risk.  They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA  Very high credit quality.  AA ratings denote a very low expectation of credit risk.  They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A  High credit quality.  A ratings denote a lower expectation of credit risk.  The capacity for timely payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB  Good credit quality.  BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.  This is the lowest investment-grade category.

Speculative Grade

BB  Speculative.  BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met.  Securities rated in this category are not investment grade.

B  Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains.  Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C            High default risk.  Default is a real possibility.  Capacity for meeting financial commitment is solely reliant upon sustained, favorable business or economic developments.  A CC rating indicates that default of some kind appears probable.  C ratings signal imminent default.

DDD, DD, D            Default.  The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines.  ‘DDD’ obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest.  “DD” indicates potential recoveries in the range of 50%-90% and ‘D’ the lowest recovery potential, i.e., below 50%.

Entities rated in this categoryhave defaulted on some or all of their obligations. Entities rated ‘DDD’ have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated ‘DD’ and ‘D’ are generally undergoing a formal reorganization or liquidation process; those rated ‘DD’ are likely to satisfy a higher portion of their outstanding obligations, while entities rated ‘D’ have a poor prospect of repaying all obligations.

+ or -may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to the AAA rating category or to categories below CCC or to short-term ratings (as discussed below) other than F1.

CORPORATE SHORT-TERM RATINGS

Moody’s Corporate Short-Term Issuer Ratings

Prime-1  Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.  Prime-1 repayment ability will often be evidenced by many of the following characteristics.

--  Leading market positions in well-established industries.

--  High rates of return on funds employed.

--  Conservative capitalization structure with moderate reliance on debt and ample asset protection.

--  Broad margins in earnings coverage of fixed financial changes and high internal cash generation.

--  Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2  Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.  This will normally be evidenced by many of the characteristics cited above but to a lesser degree.  Earnings trends and coverage ratios, while sound, may be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternate liquidity is maintained.

Prime-3  Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations.  The effect of industry characteristics and market compositions may be more pronounced.  Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.  Adequate alternate liquidity is maintained.

Not PrimeIssuersrated Not Prime do not fall within any of the Prime rating categories.

S&P Corporate Short-Term Obligation Ratings

A-1A short-term obligation rated A-1 is rated in the highest category by S&P.  The obligor’s capacity to meet its financial commitment on the obligation is strong.  Within this category certain obligations are designated with a plus sign (+).  This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3A short-term obligation rated A-3 exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B  A short-term obligation rated B is regarded as having significant speculative characteristics.  The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C  A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

DThe D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred--and not where a default is only expected.  S&P changes ratings to D either:

On the day an interest and/or principal payment is due and is not paid.  An exception is made if there is a grace period and S&P believes that a payment will be made, in which case the rating can be maintained; or

Upon voluntary bankruptcy filing or similar action, An exception is made if S&P expects that debt service payments will continue to be made on a specific issue.  In the absence of a payment default or bankruptcy filing, a technical default (i.e., covenant violation) is not sufficient for assigning a D rating.

Fitch Corporate Short-Term Obligation Ratings

F1  Highest credit quality.  Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2  Good credit quality.  A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3  Fair credit quality.  The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B  Speculative.  Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C  High default risk.  Default is a real possibility.  Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D  Default. Denotes actual or imminent payment default.

MUNICIPAL BONDS

LONG-TERM RATINGS

Moody’s Municipal Long-Term Bond Ratings

Aaa  Bonds rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edged.”  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa  Bonds rated Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A  Bonds ratedA possess many favorable investment attributes and are to be considered as upper-medium grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa  Bonds rated Baa are considered as medium-grade obligations i.e., they are neither highly protected nor poorly secured.  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba  Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well-assured.  Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B  Bonds rated B generally lack characteristics of the desirable investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa  Bonds rated Caa are of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca  Bonds rated Ca represent obligations which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

C  Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers1, 2 and 3 in each generic rating classification from Aa to B.  The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range raking and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

S&P Municipal Long-Term Bond Ratings

AAA  An obligation rated AAA has the highest rating assigned by S&P.  The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA  An obligation rated AA differs from the highest-rated obligations only in small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A   An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB  An obligation rated BBB exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C:Asdescribed below, obligations rated  BB, B, CCC, CC and C are regarded as having significant speculative characteristics.   BB indicates the least degree of speculation and C the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB  An obligation rated BB is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B  An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet it financial commitment on the obligation.

CCC  An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC  An obligation rated CC is currently highly vulnerable to nonpayment.

C  The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D  An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-)  The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Fitch Municipal Long-Term Bond Ratings

Investment Grade

AAA  Highest credit quality.   AAA ratings denote the lowest expectation of credit risk.  They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA  Very high credit quality.  AA ratings denote a very low expectation of credit risk.  They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A  High credit quality.  A ratings denote a lower expectation of credit risk.  The capacity for timely payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB  Good credit quality.  BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.  This is the lowest investment-grade category.

Speculative Grade

BB  Speculative.  BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met.  Securities rated in this category are not investment grade.

B  Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains.  Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C  High default risk.  Default is a real possibility.  Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.  A CC rating indicates that default of some kind appears probable.  C ratings signal imminent default.

DDD, DD, D  Default.  The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor.  While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines.  DDD obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest.  DD indicates potential recoveries in the range of 50%-90% and D the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some of all of their obligations.  Entities rated DDD have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process.  Entities rated DD and D are generally undergoing a formal reorganization or liquidation process: those rated DD are likely to satisfy a higher portion of their outstanding obligations, while entities rated D have a poor prospect of repaying all obligations.

+ or -may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to the AAA rating category or to categories below CCC or to short-term ratings (as discussed below) other than F1.

SHORT-TERM MUNICIPAL RATINGS

Moody’s Municipal Short-Term Issuer Ratings

Prime-1  Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.  Prime-1 repayment ability will often be evidence by many of the following characteristics.

--  Leading market positions in well-established industries.

--  High rates of return on funds employed.

--  Conservative capitalization structure with moderate reliance on debt and ample asset protection.

--  Broad margins in earnings coverage of fixed financial changes and high internal cash generation.

--  Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2   Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.  This will normally be evidenced by many of the characteristics cited above but to a lesser degree.  Earnings trends and coverage ratios, while sound, may be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternate liquidity is maintained.

Prime-3   Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations.  The effect of industry characteristics and market compositions may be more pronounced.  Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.  Adequate alternate liquidity is maintained.

Not PrimeIssuersrated Not Prime do not fall within any of the Prime rating categories.

Moody’s Municipal Short-Term Loan Ratings

MIG 1  This designation denotes best quality.  There is strong protection by established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2  This designation denotes high quality.  Margins of protection are ample although not so large as in the preceding group.

MIG 3  This designation denotes favorable quality.   Liquidity and cash-flow protection may be narrow and market access for refinancing is likely to be less well established.

SG  This designation denotes speculative quality.  Debt instruments in this category may lack margins of protection.

S&P Commercial Paper Ratings

A-1  This designation indicates that the degree of safety regarding timely payment is strong.  Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2  Capacity for timely payment on issues with this designation is satisfactory.  However, the relative degree of safety is not as high as for issues designated A-1.

A-3  Issues carrying this designation have an adequate capacity for timely payment.  They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B  Issues rated B are regarded as having only speculative capacity for timely payment.

C  This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D  Debt rated D is in payment default.  The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

S&P Municipal Short-Term Obligation Ratings

SP-1  Strong capacity to pay principal and interest.  An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2  Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3  Speculative capacity to pay principal and interest.

Fitch Municipal Short-Term Obligation Ratings

F1  Highest credit quality.  Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2  Good credit quality.  A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3  Fair credit quality.  The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B  Speculative.  Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C  High default risk.  Default is a real possibility.  Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D  Default. Denotes actual or imminent payment default.

ADDITIONAL INFORMATION

            Except as otherwise stated in its prospectus or required by law, the Fund reserves the right to change the terms of the offer stated in its prospectus without shareholder approval, including the right to impose or change fees for services provided.

            No dealer, salesman or other person is authorized to give any information or to make any representation not contained in the Fund's prospectus, SAI or in supplemental sales literature issued by the Fund or EIS, and no person is entitled to rely on any information or representation not contained therein.

            The Fund's prospectus and SAI omit certain information contained in the Trust's registration statement, which you may obtain for a fee from the SEC in Washington, D.C.

Appendix A

Evergreen Investment Management Company, LLC

Proxy Voting Policy and Procedures

ISS Proxy Voting Guidelines Summary

Statement of Principles

Evergreen Investment Management Company, LLC (EIMCO) recognizes it has a fiduciary duty to vote proxies on behalf of clients who have delegated such responsibility to EIMCO, and that in all cases proxies should be voted in a manner reasonably believed to be in the clients’ best interest.

Proxy Voting Records

A copy of the proxy voting records indicating how the Evergreen funds voted proxies relating to portfolio securities during the twelve-month period ended June 30, 2005 may be obtained, without charge, by visiting our website at EvergreenInvestments.com or the SEC’s website at http://www.sec.gov.

Corporate Governance Committee

EIMCO has established a corporate governance committee (Committee) which is a sub-committee of EIMCO’s Investment Policy Committee.  The Committee is responsible for approving EIMCO’s proxy voting policies and procedures, for overseeing the proxy voting process, and for reviewing proxy voting on a regular basis.  The Committee will meet quarterly to review reports of all proxies voted for the prior period and to conduct other business as required.

Conflicts of Interest

EIMCO recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of its clients.  Such circumstances may include, but are not limited to, situations where EIMCO or one or more of its affiliates has a client or customer relationship with the issuer of the security that is the subject of the proxy vote.

In most cases, structural and informational barriers within EIMCO and Wachovia Corporation will prevent EIMCO from becoming aware of the relationship giving rise to the potential conflict of interest.  In such circumstances, EIMCO will vote the proxy according to its standard guidelines and procedures described above.

If persons involved in proxy voting on behalf of EIMCO becomes aware of a potential conflict of interest, the Committee shall consult with EIMCO’s Legal Department and consider whether to implement special procedures with respect to the voting of that proxy, including whether an independent third party should be retained to vote the proxy.

Share Blocking

EIMCO does not vote global proxies, with share blocking restrictions, requiring shares to be prohibited from sale.

Proxy Voting Guideline Summary

I.          The Board of Directors

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be made on a case-by-case basis, examining the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors’ investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being withheld. These instances include directors who:

·           Attend less than 75 percent of the board and committee meetings without a valid excuse

·            Implement or renew a dead-hand or modified dead-hand poison pill

·           Ignore a shareholder proposal that is approved by a majority of the shares outstanding

·           Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

·           Have failed to act on takeover offers where the majority of the shareholders have tendered their shares

·           Are inside directors and sit on the audit, compensation, or nominating committees

·           Are inside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees

In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to withhold votes.

Separating Chairman and CEO

Vote on a case-by-case basis on shareholder proposals requiring that the positions of chairman and CEO be held separately.

Proposals Seeking a Majority of Independent Directors

Shareholder proposals asking that a majority of directors be independent should be evaluated on a case-by-case basis. Vote for shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors.

Stock Ownership Requirements

Vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

Term of Office

Vote against shareholder proposals to limit the tenure of outside directors.

Age Limits

Vote against shareholder proposals to impose a mandatory retirement age for outside directors.

Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection should be evaluated on a case-by-case basis, using Delaware law as the standard. Vote against proposals to eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care. Vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Vote for only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director’s legal expenses would be covered.

Charitable Contributions

Vote against proposals regarding charitable contributions.

II.         Proxy Contests

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors: long-term financial performance of the target company relative to its industry; management’s track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

Reimburse Proxy Solicitation Expenses

Voting to reimburse proxy solicitation expenses should be analyzed on a case-by-case basis. In cases where Evergreen recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

III.            Auditors

Ratifying Auditors

Vote for proposals to ratify auditors, unless: an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent registered public accounting firm has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

IV.       Proxy Contest Defenses

Board Structure: Staggered vs. Annual Elections

Vote against proposals to classify the board.

Vote for proposals to repeal classified boards and to elect all directors annually.

Shareholder Ability to Remove Directors

Vote against proposals that provide that directors may be removed only for cause.

Vote for proposals to restore shareholder ability to remove directors with or without cause.

Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote for proposals that permit shareholders to elect directors to fill board vacancies.

Cumulative Voting

Vote against proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a case-by-case basis relative to the company’s other governance provisions.

Shareholder Ability to Call Special Meetings

Vote against proposals to restrict or prohibit shareholder ability to call special meetings.

Vote for proposals that remove restrictions on the right of shareholders to act independently of management.

Shareholder Ability to Act by Written Consent

Vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote for proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Alter the Size of the Board

Vote for proposals that seek to fix the size of the board.

Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

V.            Tender Offer Defenses

Poison Pills

Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Review on a case-by-case basis shareholder proposals to redeem a company’s poison pill.

Review on a case-by-case basis management proposals to ratify a poison pill.

Fair Price Provisions

Vote proposals to adopt fair price provisions on a case-by-case basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Greenmail

Vote for proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Review on a case-by-case basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

Pale Greenmail

Review on a case-by-case basis restructuring plans that involve the payment of pale greenmail.

Unequal Voting Rights

Vote against dual-class exchange offers.

Vote against dual-class recapitalizations.

Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

Vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

Supermajority Shareholder Vote Requirement to Approve Mergers

Vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

Vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

White Squire Placements

Vote for shareholder proposals to require approval of blank check preferred stock Issues for other than general corporate purposes.

VI.            Miscellaneous Governance Provisions

Confidential Voting

Vote for shareholder proposals that request companies to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

Vote for management proposals to adopt confidential voting.

Equal Access

Vote for shareholder proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

Bundled Proposals

Review on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Shareholder Advisory Committees

Review on a case-by-case basis proposals to establish a shareholder advisory committee.

VII.            Capital Structure

Common Stock Authorization

Review proposals to increase the number of shares of common stock authorized for issue on a case-by-case basis.

Vote against proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual-class capitalization structures.

Stock Distributions: Splits and Dividends

Vote for management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company’s industry and performance in terms of shareholder returns.

Reverse Stock Splits

Vote for management proposals to implement a reverse stock split when the number of shares will be proportionately reduced to avoid delisting.

Review on a case-by-case basis on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for Issue.

Preferred Stock

Vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).

Vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense.

Vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for Issue given a company’s industry and performance in terms of shareholder returns.

Shareholder Proposals Regarding Blank Check Preferred Stock

Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

Adjustments to Par Value of Common Stock

Vote for management proposals to reduce the par value of common stock.

Preemptive Rights

Review on a case-by-case basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company and the characteristics of its shareholder base.

Debt Restructurings

Review on a case-by-case basis proposals to increase common and/or preferred shares and to Issue shares as part of a debt restructuring plan. Consider the following Issues: Dilution—How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be? Change in Control—Will the transaction result in a change in control of the company? Bankruptcy—Generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

Share Repurchase Programs

Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Tracking Stock

Votes on the creation of tracking stock are determined on a case-by-case basis, weighing the strategic value of the transaction against such factors as:

·           adverse governance changes

·            excessive increases in authorized capital stock

·           unfair method of distribution

·            diminution of voting rights

·           adverse conversion features

·           negative impact on stock option plans

·           other alternatives such as spinoff

VIII.            Executive and Director Compensation

Votes with respect to compensation plans should be determined on a case-by-case basis.

Our new methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC’s new rules, Evergreen will value every award type. Evergreen will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders’ equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power. Once Evergreen determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Our model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to executives, adjusted for (1) long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index), (2) cash compensation, and (3) categorization of the company as emerging, growth, or mature. These adjustments are pegged to market capitalization. Evergreen will continue to examine other features of proposed pay plans such as administration, payment terms, plan duration, and whether the administering committee is permitted to reprice underwater stock options without shareholder approval.

Management Proposals Seeking Approval to Reprice Options

Vote on management proposals seeking approval to reprice options on a case-by-case basis.

Director Compensation

Votes on stock-based plans for directors are made on a case-by-case basis.

Employee Stock Purchase Plans

Votes on employee stock purchase plans should be made on a case-by-case basis.

OBRA-Related Compensation Proposals:

Amendments that Place a Cap on Annual Grants or Amend Administrative Features

Vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

Amendments to Added Performance-Based Goals

Vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

Amendments to Increase Shares and Retain Tax Deductions Under OBRA

Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a case-by-case basis.

Approval of Cash or Cash-and-Stock Bonus Plans

Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

Shareholder Proposals to Limit Executive and Director Pay

Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.

Review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay.

Golden and Tin Parachutes

Vote for shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

Employee Stock Ownership Plans (ESOPs)

Vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares).

401(k) Employee Benefit Plans

Vote for proposals to implement a 401(k) savings plan for employees.

IX.       State of Incorporation

Voting on State Takeover Statutes

Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

Voting on Reincorporation Proposals

Proposals to change a company’s state of incorporation should be examined on a case-by-case basis.

X.            Mergers and Corporate Restructurings

Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account at least the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spinoffs, liquidations, and asset sales should be considered on a case-by-case basis.

Spinoffs

Votes on spinoffs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

Asset Sales

Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

Liquidations

Votes on liquidations should be made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Appraisal Rights

Vote for proposals to restore, or provide shareholders with, rights of appraisal.

Changing Corporate Name

Vote for changing the corporate name.

XI.            Mutual Fund Proxies

Election of Directors

Vote the election of directors on a case-by-case basis, considering the following factors: board structure; director independence and qualifications; and compensation of directors within the fund and the family of funds attendance at board and committee meetings.

Votes should be withheld from directors who:

·           attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business.  Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day’s meetings, votes should not be withheld even if such absence dropped the director’s attendance below 75 percent.

·           ignore a shareholder proposal that is approved by a majority of shares outstanding

·           ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

·           are interested directors and sit on the audit or nominating committee

·           are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

Converting Closed-end Fund to Open-end Fund

Vote conversion proposals on a case-by-case basis, considering the following factors: past performance as a closed-end fund; market in which the fund invests; measures taken by the board to address the discount; and past shareholder activism, board activity, and votes on related proposals.

Proxy Contests

Vote proxy contests on a case-by-case basis, considering the following factors: past performance; market in which fund invests; and measures taken by the board to address the Issues past shareholder activism, board activity, and votes on related proposals.

Investment Advisory Agreements

Vote the investment advisory agreements on a case-by-case basis, considering the following factors: proposed and current fee schedules; fund category/investment objective; performance benchmarks; share price performance as compared with peers; and the magnitude of any fee increase.

Approving New Classes or Series of Shares

Vote for the establishment of new classes or series of shares.

Preferred Stock Proposals

Vote the authorization for or increase in preferred shares on a case-by-case basis, considering the following factors: stated specific financing purpose and other reasons management gives possible dilution for common shares.

1940 Act Policies

Vote these proposals on a case-by-case basis, considering the following factors: potential competitiveness; regulatory developments; current and potential returns; and current and potential risk.

Changing a Fundamental Restriction to a Nonfundamental Restriction

Vote these proposals on a case-by-case basis, considering the following factors: fund’s target investments; reasons given by fund for change; and the projected impact of change on portfolio.

Change Fundamental Investment Objective to Nonfundamental

Vote against proposals to change a fund’s fundamental investment objective to nonfundamental.

Name Rule Proposals

Vote these proposals on a case-by-case basis, considering the following factors: political/economic changes in target market; bundling with quorum requirements; bundling with asset allocation changes; and consolidation in the fund’s target market.

Disposition of Assets/Termination/Liquidation

Vote this proposal on a case-by-case basis, considering the following factors: strategies employed to salvage the company; company’s past performance; and terms of the liquidation.

Changes to the Charter Document

Vote changes to the charter document on a case-by-case basis, considering the following factors: degree of change implied by the proposal; efficiencies that could result; state of incorporation; and regulatory standards and implications.

Changing the Domicile of a Fund

Vote reincorporations on a case-by-case basis, considering the following factors: state regulations of both states; required fundamental policies of both states; and the increased flexibility available.

Change in Fund’s Subclassification

Vote these proposals on a case-by-case basis, considering the following factors: potential competitiveness; current and potential returns; risk of concentration; and consolidation in the target industry.

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval

Vote against these proposals.

Distribution Agreements

Vote these proposals on a case-by-case basis, considering the following factors: fees charged to comparably sized funds with similar objectives; proposed distributor’s reputation and past performance; and competitiveness of fund in industry.

Master-Feeder Structure

Vote for the establishment of a master-feeder structure.

Changes to the Charter Document

Vote changes to the charter document on a case-by-case basis, considering the following factors: degree of change implied by the proposal; efficiencies that could result; state of incorporation; and regulatory standards and implications.

Mergers

Vote merger proposals on a case-by-case basis, considering the following factors: resulting fee structure; performance of both funds; and continuity of management personnel.

Shareholder Proposals

Establish Director Ownership Requirement

Vote against the establishment of a director ownership requirement.

Reimburse Shareholder for Expenses Incurred

Voting to reimburse proxy solicitation expenses should be analyzed on a case-by-case basis. In cases where Evergreen recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

Terminate the Investment Advisor

Vote to terminate the investment advisor on a case-by-case basis, considering the following factors: performance of the fund’s NAV and the history of shareholder relations.

XII.      Social and Environmental Issues

Energy and Environment

In most cases, Evergreen refrains from providing a vote recommendation on proposals that request companies to file the CERES Principles.

Generally, vote for disclosure reports that seek additional information, particularly when it appears companies have not adequately addressed shareholders’ environmental concerns.

South Africa

In most cases, Evergreen refrains from providing a vote recommendation on proposals pertaining to South Africa.

Generally, vote for disclosure reports that seek additional information such as the amount of business that could be lost by conducting business in South Africa.

Northern Ireland

In most cases, Evergreen refrains from providing a vote recommendation on  proposals pertaining to the MacBride Principles.

Generally, vote for disclosure reports that seek additional information about progress being made toward eliminating employment discrimination, particularly when it appears companies have not adequately addressed shareholder concerns.

Military Business

In most cases, Evergreen refrains from providing a vote recommendation on  defense Issue proposals.

Generally, vote for disclosure reports that seek additional information on military related operations, particularly when the company has been unresponsive to shareholder requests.

MaquiladoraStandards and International Operations Policies

In most cases, Evergreen refrains from providing a vote recommendation on proposals relating to the Maquiladora Standards and international operating policies.

Generally, vote for disclosure reports on these Issues, particularly when it appears companies have not adequately addressed shareholder concerns.

World Debt Crisis

In most cases, Evergreen refrains from providing a vote recommendation on proposals dealing with third world debt.

Generally, vote for disclosure reports on these Issues, particularly when it appears companies have not adequately addressed shareholder concerns.

Equal Employment Opportunity and Discrimination

In most cases, Evergreen refrains from providing a vote recommendation on  proposals regarding equal employment opportunities and discrimination.

Generally, vote for disclosure reports that seek additional information about affirmative action efforts, particularly when it appears companies have been unresponsive to shareholder requests.

Animal Rights

In most cases, Evergreen refrains from providing a vote recommendation on proposals that deal with animal rights.

Product Integrity and Marketing

In most cases, Evergreen refrains from providing a vote recommendation on proposals that ask companies to end their production of legal, but socially questionable, products.

Generally, vote for disclosure reports that seek additional information regarding product integrity and marketing Issues, particularly when it appears companies have been unresponsive to shareholder requests.

Human Resources issues

In most cases, Evergreen refrains from providing a vote recommendation on proposals regarding human resources Issues.

Generally, vote for disclosure reports that seek additional information regarding human resources Issues, particularly when it appears companies have been unresponsive to shareholder requests.

EVERGREEN EQUITY TRUST

PART B

STATEMENT OF ADDITIONAL INFORMATION (SAI) FOR Evergreen Disciplined Value Fund, Evergreen Equity Income Fund, Evergreen Equity Index Fund, Evergreen Fundamental Large Cap Fund, Evergreen Large Cap Value Fund, Evergreen Small Cap Value Fund AND Evergreen Special Values Fund

SUPPLEMENT TO THE PROSPECTUSES AND

STATEMENTS OF ADDITIONAL INFORMATION

OF

EVERGREEN BALANCED FUNDS
EVERGREEN DOMESTIC EQUITY FUNDS II
EVERGREEN EQUITY INDEX FUNDS
EVERGREEN ENVISION FUNDS
EVERGREEN GLOBAL AND INTERNATIONAL FUNDS
EVERGREEN INTERMEDIATE AND LONG TERM BOND FUNDS
EVERGREEN MONEY MARKET FUNDS
EVERGREEN SECTOR FUNDS
EVERGREEN SOUTHERN STATE MUNICIPAL BOND FUNDS
EVERGREEN STATE MUNICIPAL BOND FUNDS
EVERGREEN VARIABLE ANNUITY TRUST

(each, a “Fund”; together, the “Funds”)

I.              Effective April 1, 2007, the footnote to the Shareholder Fees table in the section entitled “FEES AND EXPENSES” in the Funds’ prospectuses is revised as follows:

Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a contingent deferred sales charge of 1.00% upon redemption within 18 months.

The paragraph immediately following the Class A sales charge table in the section entitled “HOW TO CHOOSE THE SHARE CLASS THAT BEST SUITS YOU” in the Funds’ prospectuses is revised to reflect the change in the Class A share holding period to 18 months.

                In addition, the applicable disclosure in the Funds’ Prospectuses and Statements of Additional Information is amended to reflect the changes in the holding periods described above.

II.            Effective immediately, the minimum initial purchase amount of $1,000 noted in the Minimum Investments table in the section entitled “SHAREHOLDER TRANSACTIONS” in the Funds’ prospectuses is not applicable to participants in a wrap account.

December 18, 2006	578242 (12/06)

EVERGREEN EQUITY TRUST

EVERGREEN SELECT EQUITY TRUST

200 Berkeley Street

Boston, Massachusetts 02116

1.800.343.2898

DOMESTIC EQUITY FUNDS II

STATEMENT OF ADDITIONAL INFORMATION

December 1, 2006

Evergreen Disciplined Value Fund (“Disciplined Value Fund”)

Evergreen Equity Income Fund (“Equity Income Fund”)

Evergreen Fundamental Large Cap Fund (“Fundamental Large Cap Fund”)

Evergreen Large Cap Value Fund (“Large Cap Value Fund”)

Evergreen Small Cap Value Fund (“Small Cap Value Fund”)

Evergreen Special Values Fund (“Special Values Fund”)

Evergreen Equity Index Fund (“Equity Index Fund”)

  (Each a “Fund”; together, the “Funds”)

Each Fund except Evergreen Equity Index Fund is a series of Evergreen Equity Trust, an open-end management investment company. Evergreen Equity Index Fund is a series of Evergreen Select Equity Trust, an open-end management investment company. Evergreen Equity Trust and Evergreen Select Equity Trust are each referred to herein as “Trust” and together as “Trusts”).

This Statement of Additional Information (SAI) pertains to all classes of shares of the Funds listed above. It is not a prospectus but should be read in conjunction with the prospectuses dated December 1, 2006, and as amended from time to time, for the Fund in which you are making or contemplating an investment. The Funds are offered through four separate prospectuses: one offering Class A, Class B, Class C and Class I shares of each Fund, one offering Class IS shares of Equity Index Fund, one offering Class R shares of Equity Income Fund and one offering Class R shares of Special Values Fund. The information in Part 1 of this SAI is specific information about the Funds in the prospectuses. The information in Part 2 of this SAI contains more general information that may or may not apply to the Fund or class of shares in which you are interested.

Certain information may be incorporated by reference to each Fund’s Annual Report as of July 31, 2006.  You may obtain a copy of each prospectus, Annual Report and SAI without charge by calling 1.800.343.2898 or downloading it off our Web site at EvergreenInvestments.com.

PART 1

TRUST HISTORY............................................................................................................................. 1-1

INVESTMENT POLICIES.................................................................................................................. 1-1

OTHER SECURITIES AND PRACTICES............................................................................................. 1-3

PRINCIPAL HOLDERS OF FUND SHARES........................................................................................ 1-4

EXPENSES..................................................................................................................................... 1-9

COMPUTATION OF CLASS A OFFERING PRICE............................................................................. 1-16

SERVICE PROVIDERS................................................................................................................... 1-17

FINANCIAL STATEMENTS.............................................................................................................. 1-19

PART 2

ADDITIONAL INFORMATION ON SECURITIES AND INVESTMENT PRACTICES................................... 2-1

PURCHASE AND REDEMPTION OF SHARES................................................................................. 2-19

PRICING OF SHARES.................................................................................................................... 2-21

PRINCIPAL UNDERWRITER........................................................................................................... 2-22

DISTRIBUTION EXPENSES UNDER RULE 12b-1.............................................................................. 2-23

TAX INFORMATION........................................................................................................................ 2-29

BROKERAGE................................................................................................................................ 2-32

ORGANIZATION............................................................................................................................. 2-33

INVESTMENT ADVISORY AGREEMENT......................................................................................... 2-34

PORTFOLIO MANAGERS............................................................................................................... 2-35

MANAGEMENT OF THE TRUST...................................................................................................... 2-43

POLICY FOR DISSEMINATION OF PORTFOLIO HOLDINGS............................................................. 2-49

CORPORATE AND MUNICIPAL BOND RATINGS............................................................................. 2-50

ADDITIONAL INFORMATION........................................................................................................... 2-60

PROXY VOTING POLICY AND PROCEDURES.................................................................................. A-1

PART 1

TRUST HISTORY

Each Trust is an open-end management investment company, which was organized as a Delaware statutory trust on September 18, 1997.

Disciplined Value Fund, Equity Income Fund, Fundamental Large Cap Fund, Large Cap Value Fund, Small Cap Value Fund and Special Values Fund are each a diversified series of Evergreen Equity Trust.  On April 28, 2003, Evergreen Small Cap Value Fund II was created in anticipation of the merger with Undiscovered Managers Small Cap Value Fund.  On July 14, 2003, Evergreen Small Cap Value Fund II merged into Small Cap Value Fund.  In connection with this transaction, Evergreen Small Cap Value Fund II changed its name to Small Cap Value Fund. On March 1, 2005, Disciplined Value Fund was created in anticipation of the merger with SouthTrust Value Fund on March 21, 2005.  On June 13, 2005, Evergreen Blue Chip Fund merged into Evergreen Growth and Income Fund.  In anticipation of this transaction, Evergreen Growth and Income Fund changed its name to its current name, Fundamental Large Cap Fund. On June 26, 2006, Evergreen Strategic Value Fund merged into Disciplined Value Fund.

Equity Index Fund is a diversified series of Evergreen Select Equity Trust.  On June 14, 2002, Equity Index Fund acquired Wachovia Equity Index Fund.

A copy of each Trust’s Agreement and Declaration of Trust is on file as an exhibit to each Trust's Registration Statement, of which this SAI is a part.

INVESTMENT POLICIES

FUNDAMENTAL INVESTMENT RESTRICTIONS

Each Fund has adopted the fundamental investment restrictions set forth below which may not be changed without the vote of a majority of the Fund's outstanding shares, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). In some cases, an explanation beneath a fundamental policy describes the Fund’s practices with respect to that policy, as allowed by current law. If the law governing a policy changes, the Fund’s practices may be changed accordingly without a shareholder vote. Unless otherwise stated, all references to the assets of a Fund are in terms of current market value.

1.  Diversification

Each Fund may not make any investment that is inconsistent with its classification as a diversified investment company under the 1940 Act.

Further Explanation of Diversification Policy:

To remain classified as a diversified investment company under the 1940 Act, each Fund must conform with the following: With respect to 75% of its total assets, a diversified investment company may not invest more than 5% of its total assets, determined at market or other fair value at the time of purchase, in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, determined at the time of purchase. The 5% and 10% limitations do not apply to (1) a Fund’s assets represented by cash or cash equivalents, (2) investments in securities issued or guaranteed by the United States (U.S.) government or its agencies or instrumentalities, and (3) shares of other investment companies.

2.  Concentration

Each Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry (other than securities that are issued or guaranteed by the U.S. government or its agencies or instrumentalities).

Further Explanation of Concentration Policy:

Each Fund may not invest more than 25% of its total assets, taken at market value, in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

3.  Issuing Senior Securities

Except as permitted under the 1940 Act, each Fund may not issue senior securities.

4.  Borrowing

Each Fund may not borrow money, except to the extent permitted by applicable law.

Further Explanation of Borrowing Policy:

Under the 1940 Act generally, each Fund may borrow from banks in an amount up to 33 1/3% of its total assets (including amounts borrowed) for any reason, and each Fund may also borrow up to an additional 5% of its total assets from banks or others for temporary or emergency purposes. Each Fund may also borrow from certain other Evergreen funds pursuant to applicable exemptive relief, within the limitations described above.

5.  Underwriting

Each Fund may not underwrite securities of other issuers, except insofar as a Fund may be deemed to be an underwriter in connection with the disposition of its portfolio securities.

6.  Real Estate

            Each Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, a Fund may invest in (a) securities that are directly or indirectly secured by real estate, or (b) securities issued by issuers that invest in real estate.

7.  Commodities

Each Fund may not purchase or sell commodities or contracts on commodities, except to the extent that a Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

8.  Lending

Each Fund may not make loans to other persons, except that a Fund may lend its portfolio securities or cash in accordance with applicable law. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

Further Explanation of Lending Policy:

To generate income and offset expenses, a Fund may lend portfolio securities to broker‑dealers and other financial institutions in an amount up to 33 1/3% of its total assets, taken at market value. While securities are on loan, the borrower will pay the Fund any income accruing on the security. The Fund may invest any collateral it receives in additional portfolio securities, such as U.S. Treasury notes, certificates of deposit, other high‑grade, short‑term obligations or interest bearing cash equivalents. Increases and decreases in the market value of a security lent will affect the Fund and its shareholders.

When a Fund lends its securities, it will require the borrower to give the Fund collateral in cash or U.S. government securities. The Fund will require collateral in an amount equal to at least 100% of the current market value of the securities lent, including accrued interest. The Fund has the right to call a loan and obtain the securities lent any time on notice of not more than five business days. The Fund may pay reasonable fees in connection with such loans.

            The funds in the Evergreen Select Equity Trust, Evergreen Select Fixed Income Trust (except Evergreen Adjustable Rate Fund), Evergreen Equity Trust and Evergreen Fixed Income Trust have the ability to lend cash to other Evergreen funds, in accordance with Evergreen’s Interfund Lending Policy and with the exemptive order issued by the Securities and Exchange Commission on November 20, 2001 (Rel. No. 812-11592).

OTHER SECURITIES AND PRACTICES

For information regarding securities the Funds may purchase and investment practices the Funds may use, see the following section in Part 2 of this SAI under “Additional Information on Securities and Investment Practices.” Information provided in the sections listed below expands upon and supplements information provided in the Funds’ prospectuses. The list below applies to all Funds unless otherwise noted.

Money Market Instruments

U.S. Government Agency Securities

When-Issued, Delayed-Delivery and Forward Commitment Transactions (not applicable to Small Cap Value Fund)

Repurchase Agreements

Reverse Repurchase Agreements

Leverage

Securities Lending

Convertible Securities

Preferred Stocks

Warrants

Swaps, Caps, Floors and Collars (not applicable to Equity Index Fund and Small Cap Value Fund)

Options and Futures Strategies

Obligations of Foreign Branches of U.S. Banks

Obligations of U.S. Branches of Foreign Banks (applicable to Disciplined Value Fund)

Foreign Securities (not applicable to Disciplined Value Fund and Equity Index Fund)

Foreign Currency Transactions (not applicable to Disciplined Value Fund, Equity Index Fund and Small Cap Value Fund)

High Yield, High Risk Bonds (applicable to Equity Income Fund, Fundamental Large Cap Fund and Large Cap Value Fund)

Illiquid and Restricted Securities (not applicable to Large Cap Value Fund)

Investment in Other Investment Companies

Short Sales (applicable to Disciplined Value Fund, Equity Income Fund and Fundamental Large Cap Fund)

Master Demand Notes (applicable to Disciplined Value Fund)

Payment-in-kind Securities (not applicable to Equity Index Fund, Large Cap Value Fund, and Small Cap Value Fund)

Zero Coupon "Stripped" Bonds (applicable to Disciplined Value Fund and Fundamental Large Cap Fund)

Real Estate Investment Trusts (not applicable to Fundamental Large Cap Fund and Small Cap Value Fund)

Limited Partnerships (applicable to Disciplined Value Fund)

            Notwithstanding the above, each Fund may invest up to 5% of its assets in each of the securities or practices discussed in Part 2 of this SAI under “Additional Information on Securities and Investment Practices.”

PRINCIPAL HOLDERS OF FUND SHARES

As of November 1, 2006, the officers and Trustees of each Trust owned as a group less than 1% of the outstanding shares of any class of each Fund.

Set forth below is information with respect to each person who, to each Fund’s knowledge, owned of record 5% or more of the outstanding shares of any class of each Fund as of November 1, 2006. The Funds do not know of any person who owns beneficially 5% or more of a Fund’s shares.

Disciplined Value Fund Class A
Wachovia Bank 401K Accounts 1525 West WT Harris Blvd Charlotte, NC 28288-0001	5.24%
Disciplined Value Fund Class B
MLPF & S For the Sole Benefit of its Customers Attn: Fund Admin 4800 Deer Lake Drive E, 2nd Floor Jacksonville, FL 32246-6484	6.99%
Disciplined Value Fund Class C
MLPF & S For the Sole Benefit of its Customers Attn: Fund Admin 4800 Deer Lake Drive E, 2nd Floor Jacksonville, FL 32246-6484	10.39%
First Clearing Corporation W Joseph Selvia R/O IRA FCC as Custodian 4041 Max Drive Winston-Salem, NC 27106-8711	6.69%
Disciplined Value Fund Class I
Wachovia Bank Cash Account Attn: Trust Operation Fund Group 401 S. Tryon St., 3rd Floor, CMG 1151 Charlotte, NC 28202-1934	56.21%
Wachovia Bank Trust Accounts 1525 West WT Harris Blvd. Charlotte, NC 28288-0001	22.23%
Wachovia Bank Cash/Reinvest Account Trust Accounts 1525 West WT Harris Blvd. Charlotte, NC 28288-0001	7.98%
Equity Income Fund Class A
None
Equity Income Fund Class B
None
Equity Income Fund Class C
MLPF & S For the Sole Benefit of its Customers Attn: Fund Admin 4800 Deer Lake Drive E, 2nd Floor Jacksonville, FL 32246-6484	11.47%
Citigroup Global Markets Inc. House Account Attn: Peter Booth, 7th floor 333 West 34th Street New York, NY 10001-2402	8.54%
Equity Income Fund Class I
None
Equity Income Fund Class R
MLPF & S For the Sole Benefit of its Customers Attn: Fund Admin 4800 Deer Lake Drive E, 2nd Floor Jacksonville, FL 32246-6484	98.65%
Equity Index Fund Class A
Wachovia Bank 401K Accounts 1525 West WT Harris Blvd. Charlotte, NC 28288-0001	26.18%
MLPF & S For the Sole Benefit of its Customers Attn: Fund Admin 4800 Deer Lake Drive E, 2nd Floor Jacksonville, FL 32246-6484	7.51%
Equity Index Fund Class B
MLPF & S For the Sole Benefit of its Customers Attn: Fund Admin 4800 Deer Lake Drive E, 2nd Floor Jacksonville, FL 32246-6484	8.46%
Equity Index Fund Class C
MLPF & S For the Sole Benefit of its Customers Attn: Fund Admin 4800 Deer Lake Drive E, 2nd Floor Jacksonville, FL 32246-6484	31.66%
Citigroup Global Markets Inc. House Account Attn: Pete Booth, 7th floor 333 West 34th Street New York, NY 10001-2402	6.29%
Equity Index Fund – Class I
Credit Suisse First Boston Capital LLC Attn: Parshu Shah 11 Madison Ave. Floor 3 New York, NY 10010-3629	30.80%
Wachovia Bank Cash Account Attn: Trust Operation Fund Group 401 S. Tryon St., 3rd Floor, CMG 1151 Charlotte, NC 28202-1934	14.99%
US Bank FBO Executive Benefit Group PO Box 1787 Milwaukee, WI 53201-1787	13.75%
Wachovia Bank Reinvest Account Attn: Trust Operation Fund Group 401 S. Tryon St., 3rd Floor, CMG 1151 Charlotte, NC 28202-1934	12.60%
Wachovia Bank 401K Accounts 1525 West Wt Harris Blvd. Charlotte, NC 28288-0001	11.57%
Wachovia Bank Cash/Reinvest Account Attn: Trust Operation Fund Group 401 S. Tryon St., 3rd Floor, CMG 1151 Charlotte, NC 28202-1934	5.18%
Equity Index Fund – Class IS
Wachovia Bank Reinvest Account Attn: Trust Operation Fund Group 401 S. Tryon St., 3rd Floor, CMG 1151 Charlotte, NC 28202-1934	35.88%
First Clearing, LLC JSD/JLD Investments LP 2624 West Freeway Fort Worth, TX 76102-7109	16.16%
Fundamental Large Cap Fund Class A
None
Fundamental Large Cap Fund Class B
None
Fundamental Large Cap Fund Class C
None
Fundamental Large Cap Fund Class I
Charles Schwab & Co. Inc Special Custody Account FBO Exclusive Benefit of Customers Reinvest Account 101 Montgomery St./Mutual Funds San Francisco, CA 94101-4122	5.69%
Large Cap Value Fund Class A
Charles Schwab & Co. Inc Special Custody Account FBO Exclusive Benefit of Customers Reinvest Account 101 Montgomery St./Mutual Funds San Francisco, CA 94101-4122	8.85%
State Street Bank & Trust Custodian of the SEP-IRA of Kingley Durant c/o Grantham Mayo Van Otterloo & Co 40 Rowes Wharf Boston, MA 02110-3340	5.37%
Large Cap Value Fund Class B
None
Large Cap Value Fund Class C
MLPF & S For the Sole Benefit of its Customers Attn: Fund Admin 4800 Deer Lake Drive E, 2nd Floor Jacksonville, FL 32246-6484	10.72%
Large Cap Value Fund Class I
Band & Co C/O US Bank Attn: Willy Bloom PO Box 1787 Milwaukee, WI 53201-1787	47.24%
Wachovia Bank Cash Acct 1525 W WT Harris Blvd Charlotte, NC 28288-0001	17.15%
Wachovia Bank Reinvest Account Trust Accounts 1525 W WT Harris Blvd Charlotte, NC 28288-0001	10.54%
Small Cap Value Fund Class A
Charles Schwab & Co. Inc Special Custody Account FBO Exclusive Benefit of Customers Reinvest Account 101 Montgomery St./Mutual Funds San Francisco, CA 94101-4122	20.94%
Small Cap Value Fund Class B
None
Small Cap Value Fund Class C
MLPF & S For the Sole Benefit of its Customers Attn: Fund Admin 4800 Deer Lake Drive E, 2nd Floor Jacksonville, FL 32246-6484	10.78%
Small Cap Value Fund Class I
MLPF & S For the Sole Benefit of its Customers Attn: Fund Admin 4800 Deer Lake Drive E, 2nd Floor Jacksonville, FL 32246-6484	38.08%
NFS LLC FEBO FIIOC as agent for Qualified Employee Benefit Plans (401k) FINOPS-IC Funds 100 Magellan Way KW1C Covington, KY 41015-1987	18.37%
Charles Schwab & Co. Inc Special Custody Account FBO Exclusive Benefit of Customers Reinvest Account 101 Montgomery St./Mutual Funds San Francisco, CA 94101-4122	5.97%
Special Values Fund Class A
ING Life Insurance & Annuity Co. 151 Farmington Ave Hartford, CT 06156-0001	15.35%
Charles Schwab & Co. Inc Special Custody Account FBO Exclusive Benefit of Customers Reinvest Account 101 Montgomery St./Mutual Funds San Francisco, CA 94101-4122	11.18%
Wachovia Bank 401k Accounts 1525 West Wt Harris Blvd. Charlotte, NC 28288-0001	9.40%
Special Values Fund Class B
None
Special Values Fund Class C
MLPF & S For the Sole Benefit of its Customers Attn: Fund Admin 4800 Deer Lake Drive E, 2nd Floor Jacksonville, FL 32246-6484	14.95%
Citigroup Global Markets Inc. House Account Attn: Peter Booth, 7th floor 333 West 34th Street New York, NY 10001-2402	6.88%
Special Values Fund Class I
Wachovia Bank 401K Accounts 1525 West Wt. Harris Blvd. Charlotte, NC 28288-0001	40.69%
Wachovia Bank Cash Account Attn: Trust Operations Fund Group 401 S. Tryon Street, 3rd Floor CMG 1151 Charlotte, NC 28202-1934	22.45%
The Northern Trust Company As Trustee FBO Illinois Tool Works Defined Contribution Plan-DY 801 S Canal Street Chicago, IL 60607-4715	10.83%
Wachovia Bank Cash/Reinvest Account NC Attn: Trust Operations Fund Group 401 S. Tryon Street, 3rd Floor CMG 1151 Charlotte, NC 28202-1934	8.25%
Wachovia Bank Reinvest Account Trust Accounts 1525 West Wt. Harris Blvd. Charlotte, NC 28288-001	6.46%
Special Values Fund Class R
Hartford Life Insurance Co. Separate Account Attn: Dave Ten Broeck PO Box 2999 Hartford, CT 06104-2999	51.43%
MLPF & S For the Sole Benefit of its Customers Attn: Fund Admin 4800 Deer Lake Drive E, 2nd Floor Jacksonville, FL 32246-6484	17.22%
MCB Trust Services Custodian FBO Pope Associates, Inc 700 17th Street Suite 300 Denver, CO 80202-3531	9.62%
Bisys Retirement Services FBO Tamaroff Group 401K Profit Sharing 700 17th Street Suite 300 Denver, CO 80202-3531	5.48%

EXPENSES

Advisory Fees

Evergreen Investment Management Company, LLC (EIMC), a wholly owned subsidiary of Wachovia Corporation (Wachovia), is the investment advisor to the Funds.  EIMC is located at 200 Berkeley Street, Boston, Massachusetts 02116-5034.  Wachovia is located at 301 South College Street, Charlotte, North Carolina 28288-0013.  For more information, see “Investment Advisory Agreement” in Part 2 of this SAI.

EIMC is entitled to receive from Disciplined Value Fund an annual fee as follows which is computed as of the close of each business day and paid monthly:

Average Daily Net Assets	Fee (expressed as a percentage of the Fund’s average daily net assets
first $1 billion	0.62%
next $1 billion	0.55%
next $500 million	0.50%
over $2.5 billion	0.45%

EIMC is entitled to receive from Equity Income Fund, Fundamental Large Cap Fund, and Large Cap Value Fund an annual fee as follows which is computed as of the close of each business day and paid monthly:

Average Daily Net Assets	Fee (expressed as a percentage of the Fund’s average daily net assets)
first $250 million	0.70%
next $250 million	0.65%
next $500 million	0.55%
over $1 billion	0.50%

EIMC is entitled to receive from Equity Index Fund an annual fee as follows which is computed as of the close of each business day and paid monthly:

Average Daily Net Assets	Fee (expressed as a percentage of the Fund’s average daily net assets)
first $1 billion	0.32%
over $1 billion	0.25%

EIMC is entitled to receive from Small Cap Value Fund an annual fee as follows which is computed as of the close of each business day and paid monthly:

Average Daily Net Assets	Fee (expressed as a percentage of the Fund’s average daily net assets)
first $250 million	0.90%
next $250 million	0.85%
next $500 million	0.75%
over $1 billion	0.70%

EIMC is entitled to receive from Special Values Fund an annual fee as follows which is computed as of the close of each business day and paid monthly:

Average Daily Net Assets	Fee (expressed as a percentage of the Fund’s average daily net assets)
first $1.5 billion	0.80%
over $1.5 billion	0.75%

Advisory Fees Paid

Set forth below are the advisory fees accrued or paid by each Fund for the last three fiscal years or periods.

Fund/Fiscal Year or Period	Advisory Fees Paid	Advisory Fees Waived
July 31, 2006
Disciplined Value Fund	$1,470,791	$50,233
Equity Income Fund	$7,003,803	$52,941
Equity Index Fund	$0	$3,386,307
Fundamental Large Cap Fund	$8,021,901	$305,091
Large Cap Value Fund	$601,479	$205,519
Small Cap Value Fund	$4,135,937	$0
Special Values Fund	$19,512,223	$684,148
July 31, 2005
Disciplined Value Fund(1)	$257,379	$0
Disciplined Value Fund (2)(3)	$1,958,208	$47,371
Equity Income Fund	$7,121,219	$521,678
Equity Index Fund	$0	$3,699,156
Fundamental Large Cap Fund	$4,763,690	$934,885
Large Cap Value Fund	$600,876	$192,785
Small Cap Value Fund	$3,415,161	$0
Special Values Fund	$16,510,015	$1,199,123
July 31, 2004
Disciplined Value Fund (3)(4)	$2,191,777	$0
Equity Income Fund	$8,271,219	$228,123
Equity Index Fund	$0	$4,000,259
Fundamental Large Cap Fund	$4,874,470	$294,250
Large Cap Value Fund	$268,730	$212,907
Small Cap Value Fund	$2,604,160	$0
Special Values Fund	$12,056,306	$1,316,091

1. For the three months ended July 31, 2005.  The Fund changed its fiscal year end from April 30 to July 31, effective July 31, 2005.

2. For the year ended April 30, 2005.

3. Amounts paid prior to January 3, 2005 were paid by the Fund’s predecessor fund to its investment advisor, SouthTrust Investment Advisors.

4. For the year ended April 30, 2004

Sub-Advisory Fees

            Grantham, Mayo, Van Otterloo & Co. LLC (GMO) is the sub-advisor to Large Cap Value Fund, pursuant to the terms of an order the Fund has received from the Securities and Exchange Commission (the “SEC”). As sub-advisor, GMO manages the Fund’s investments on a day-to-day basis. EIMC pays GMO for sub-advisory services. The Fund does not pay a direct fee to GMO for its sub-advisory services.

            J.L. Kaplan Associates (Kaplan) is the sub-advisor to Small Cap Value Fund. As sub-advisor, Kaplan manages the Fund’s investments on a day-to-day basis. EIMC pays Kaplan for sub-advisory services. The Fund does not pay a direct fee to Kaplan for its sub-advisory services.

            Through an exemptive order received from the SEC, and subject to oversight by the Board of Trustees, EIMC may hire, terminate, and replace unaffiliated sub-advisors without receiving prior shareholder approval. However, shareholders will be notified in the event there has been a replacement of the sub-advisor.

Sub-Advisory Fees Paid

            EIMC pays GMO an annual fee based on Large Cap Value Fund’s average daily net assets as follows which is computed as of the close of each business day and paid monthly:

Average Daily Net Assets	Fee
first $250 million	0.500%
next $250 million	0.475%
next $500 million	0.425%
over $1 billion	0.400%

            Below are the sub-advisory fees paid by EIMC to GMO for the last three fiscal years.

Fund/Period Ended	Sub-Advisory Fees Paid
July 31, 2006
Large Cap Value Fund	$576,491
July 31, 2005
Large Cap Value Fund	$568,010
July 31, 2004
Large Cap Value Fund	$295,440

            EIMC pays Kaplan an annual fee based on Small Cap Value Fund’s average daily net assets as follows which is computed as of the close of each business day and paid monthly:

Average Daily Net Assets	Fee
first $200 million	0.60%
next $100 million	0.55%
next $300 million	0.50%

            Below are the sub-advisory fees paid by EIMC paid to Kaplan for the last three fiscal years.

Fund/Period Ended	Sub-Advisory Fees Paid
July 31, 2006
Small Cap Value Fund	$3,083,015
July 31, 2005
Small Cap Value Fund	$2,576,665
July 31, 2004
Small Cap Value Fund	$1,807,255

Brokerage Commissions

            Below are the brokerage commissions paid for the last three fiscal years or periods by each Fund to all brokers and brokerage commissions paid by the applicable Funds to Wachovia Securities, LLC an affiliated broker-dealer that places trades through its wholly owned subsidiary, First Clearing Corp.  Amounts shown for Large Cap Value Fund prior to January 3, 2003 and for Small Cap Value Fund prior to April 28, 2003 reflect brokerage commissions paid by each Fund’s predecessor fund to all brokers.  For more information regarding brokerage commissions, see “Brokerage” in Part 2 of this SAI.

Fund/Fiscal Year or Period	Total Paid to All Brokers	Total Paid to Wachovia Securities, LLC
July 31, 2006

Disciplined Value Fund	$94,684	$0
Equity Income Fund	$2,401,197	$342,375
Equity Index Fund	$25,520	$0
Fundamental Large Cap Fund	$725,120	$191,340
Large Cap Value Fund	$118,159	$0
Small Cap Value Fund	$626,656	$0
Special Values Fund	$3,689,786	$94,022
July 31, 2005

Disciplined Value Fund (1)	$21,804	$0
Disciplined Value Fund (2)(3)	$303,447	$0
Equity Income Fund	$3,937,001	$776,216
Equity Index Fund	$34,025	$0
Fundamental Large Cap Fund	$981,476	$198,121
Large Cap Value Fund	$244,541	$0
Small Cap Value Fund	$834,631	$0
Special Values Fund	$3,179,559	$99,172
July 31, 2004

Disciplined Value Fund (3)(4)	$371,068	$0
Equity Income Fund	$4,595,771	$1,241,919
Equity Index Fund	$40,458	$0
Fundamental Large Cap Fund	$1,463,731	$338,798
Large Cap Value Fund	$295,200	$10,626
Small Cap Value Fund	$499,862	$0
Special Values Fund	$3,254,275	$252,208

1. For the three months ended July 31, 2005.  The Fund changed its fiscal year end from April 30 to July 31, effective July 31, 2005.

2. For the year ended April 30, 2005.

3. Amounts paid prior to January 3, 2005 were paid by the Fund’s predecessor fund.

4. For the year ended April 30, 2004

Percentage of Brokerage Commissions

The table below shows, for the fiscal year ended July 31, 2006, (1) the percentage of aggregate brokerage commissions paid by each applicable Fund to Wachovia Securities, LLC and (2) the percentage of each applicable Fund’s aggregate dollar amount of commissionable transactions effected through Wachovia Securities, LLC. For more information, see “Selection of Brokers” under “Brokerage” in Part 2 of this SAI.

Fund	Percentage of Commissions to Wachovia Securities, LLC	Percentage of Commissionable Transactions through Wachovia Securities, LLC.
Disciplined Value Fund	0%	0%
Equity Income Fund	14.3%	12.0%
Equity Index Fund	0%	0%
Fundamental Large Cap Fund	26.4%	20.0%
Large Cap Value Fund	0%	0%
Small Cap Value Fund	0%	0%
Special Values Fund	2.5%	2.3%

Brokerage Commissions with Research Firms

During the fiscal year ended July 31, 2006, the Funds allocated the following amount of transactions, and related commissions, to broker-dealer firms that have been deemed by EIMC to provide research services (“Research Firms”). Wachovia Securities, LLC (together with its wholly owned subsidiary, First Clearing LLC) is a Research Firm. The provision of research was not necessarily a factor in the placement of this business with such Research Firms.

Fund	Dollar Amount of Transactions with Research Firms	Commissions Paid on Transactions with Research Firms
Disciplined Value Fund	$343,380,413	$94,573
Equity Income Fund	$2,128,699,607	$2,254,230
Equity Index Fund	$184,638,913	$8,982
Fundamental Large Cap Fund	$698,987,323	$656,167
Large Cap Value Fund	$0	$0
Small Cap Value Fund	$361,727,855	$620,300
Special Values Fund	$2,108,224,873	$3,276,171

Underwriting Commissions

Below are the underwriting commissions paid by each Fund and the amounts retained by Evergreen Investment Services, Inc. (EIS), the principal underwriter, for the last three fiscal years or periods. For periods prior to May 1, 2004, underwriting commissions were paid to the Funds’ predecessor principal underwriter.  For more information, see “Principal Underwriter” in Part 2 of this SAI.

Fiscal Year or Period/Fund	Total Underwriting Commissions	Underwriting Commissions Retained
July 31, 2006
Disciplined Value Fund	$44,490	$2,946
Equity Income Fund	$180,620	$11,185
Equity Index Fund	$417,183	$14,075
Fundamental Large Cap Fund	$446,017	$17,847
Large Cap Value Fund	$126,381	$7,859
Small Cap Value Fund	$42,050	$2,271
Special Values Fund	$684,577	$28,589
July 31, 2005
Disciplined Value Fund (1)	$4,331	$422
Disciplined Value Fund (2)	$5,626	$639
Equity Income Fund	$382,595	$24,379
Equity Index Fund	$954,977	$32,080
Fundamental Large Cap Fund	$289,935	$11,297
Large Cap Value Fund	$374,900	$24,689
Small Cap Value Fund	$405,911	$27,072
Special Values Fund	$3,349,536	$235,088
July 31, 2004
Disciplined Value Fund (3)	$31,972	$3,716
Equity Income Fund	$1,118,937	$61,803
Equity Index Fund	$1,801,946	$60,672
Fundamental Large Cap Fund	$375,735	$14,137
Large Cap Value Fund	$683,401	$42,621
Small Cap Value Fund	$456,844	$31,672
Special Values Fund	$3,234,983	$191,292

1. For the three months ended July 31, 2005. The Fund changed its fiscal year end from April 30 to July 31, effective July 31, 2005.

2. For the year ended April 30, 2005.

3. For the year ended April 30, 2004.

Distribution and/or Service (Rule 12b-1) Fees

Below are the 12b-1 fees paid by each Fund for the fiscal year ended July 31, 2006. For more information, see “Distribution Expenses Under Rule 12b-1” in Part 2 of this SAI. Class I shares do not pay 12b-1 fees; Class IS shares and Class R shares do not pay distribution fees.

Fund	Class A		Class B		Class C		Class IS

	Distribution Fees	Service Fees	Distribution Fees	Service Fees	Distribution Fees	Service Fees	Service Fees
Disciplined Value Fund	$763	$9,456	$13,698	$4,566	$4,460	$1,486	N/A
Equity Income Fund	$230,468	$1,152,342	$530,433	$176,811	$246,472	$82,157	N/A
Equity Index Fund	$43,105	$599,294	$1,252,733	$417,578	$1,405,776	$468,592	$37,494
Fundamental Large Cap Fund	$407,450	$2,037,248	$2,040,397	$680,132	$740,289	$246,763	N/A
Large Cap Value Fund	$0	$119,399	$177,481	$59,160	$77,900	$25,967	N/A
Small Cap Value Fund	$0	$235,644	$81,805	$27,268	$84,527	$28,175	N/A
Special Values Fund	$0	$2,955,090	$1,470,565	$490,189	$1,092,387	$364,129	N/A

Fund	Class R

Service Fees
Equity Income Fund	$330
Special Values Fund	$34,200

Trustee Compensation

            Listed below is the Trustee compensation paid by each Trust for the fiscal year ended July 31, 2006 and by the Trusts and the thirteen other trusts in the Evergreen Fund Complex(1) for the twelve months ended December 31, 2005. The Trustees do not receive pension or retirement benefits from the Evergreen funds. For more information, see “Management of the Trust” in Part 2 of this SAI.

Trustee	Aggregate Compensation from Evergreen Equity Trust for the fiscal year ended 7/31/2006	Aggregate Compensation from Evergreen Select Equity Trust for the fiscal year ended 7/31/2006	Total Compensation from Trust and Fund Complex Paid to Trustees for the twelve months ended 12/31/2005(2)
Charles A. Austin III	$11,470	$1,819	$203,500
Shirley L. Fulton(3)	$9,373	$1,483	$167,000
K. Dun Gifford	$9,229	$1,472	$186,500
Leroy Keith, Jr.	$9,389	$1,486	$168,000
Gerald M. McDonnell	$9,320	$1,476	$168,000
Patricia B. Norris	$422	$65	N/A(4)
William Walt Pettit	$9,373	$1,483	$167,000
David M. Richardson	$9,320	$1,476	$168,000
Russell A. Salton, III	$10,890	$1,726	$191,500
Michael S. Scofield	$16,926	$2,698	$285,000
Richard J. Shima	$10,681	$1,692	$186,500
Richard K. Wagoner	$9,835	$1,555	$168,000

(1)   The Evergreen Fund Complex consists of ten open-end investment management companies representing eighty-nine separate series and four closed-end funds.

(2)   The Trustees have a Deferred Compensation Plan which provides Trustees with the option to defer all of part of their compensation. The Trustees may elect to earn a rate of return on any deferred compensation by selecting hypothetical investments in Evergreen investment media in an amount equal to the deferred compensation. A Trustee may elect when to receive distributions of such deferred amounts, but may not receive a distribution before the earlier of the first business day of January following (a) a date five years following the deferral election or (b) the year in which the Trustee ceases to be a member of the Board of Trustees. Pursuant to the Deferred Compensation Plan, payments due under the Deferred Compensation Plan are unsecured obligations of the Evergreen funds. Also pursuant to the Trustees Deferred Compensation Plan, certain Trustees have elected to defer all or part of their total compensation for the twelve months ended December 31, 2005. The amounts listed below will be payable in later years to the respective Trustees:

                Austin                      $132,275

                Fulton                      $41,750

                McDonnell                $50,400

                Pettit                        $50,100

                Shima                      $93,250

(3)   Shirley L. Fulton served as a Trustee through November 20, 2006.

(4)   Patricia B. Norris became a Trustee effective July 1, 2006 and did not receive any compensation from the Trusts for the period indicated.

COMPUTATION OF CLASS A OFFERING PRICE

Class A shares are sold at the net asset value (NAV) plus a sales charge.  Below is an example of the method of computing the offering price of Class A shares of each Fund. The example assumes a purchase of Class A shares of each Fund aggregating less than $50,000 based upon the NAV of each Fund’s Class A shares at July 31, 2006.  For more information, see “Purchase and Redemption of Shares” and “Pricing of Shares.”

Fund	Net Asset Value Per Share	Sales Charge Per Share (1)	Offering Price Per Share
Disciplined Value Fund	$16.62	5.75%	$17.63
Equity Income Fund	$24.16	5.75%	$25.63
Equity Index Fund	$47.72	4.75%	$50.10
Fundamental Large Cap Fund	$23.37	5.75%	$24.80
Large Cap Value Fund	$11.40	5.75%	$12.10
Small Cap Value Fund	$24.12	5.75%	$25.59
Special Values Fund	$28.55	5.75%	$30.29

1. The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

SERVICE PROVIDERS

Administrator

            EIS, 200 Berkeley Street, Boston, Massachusetts 02116-5034, a subsidiary of Wachovia and an affiliate of EIMC, serves as administrator to each Fund, subject to the supervision and control of each Trust's Board of Trustees. EIS provides the Funds with facilities, equipment and personnel and is entitled to receive from each Fund annual fees at the following rate:

Average Daily Net Assets

of the Evergreen funds (excluding Money Market Funds and Evergreen Institutional Enhanced Income Fund)

Administrative

Services Fee Rates

First $50 billion	0.100%
Next $25 billion	0.090%
Next $25 billion	0.080%
Next $25 billion	0.075%
On assets over $125 billion	0.050%

            Below are the administrative service fees paid by each Fund for the last three fiscal years.

Fund/Fiscal Year or Period	Administrative Fees Paid
July 31, 2006
Disciplined Value Fund	$236,554
Equity Income Fund	$1,179,443
Equity Index Fund	$921,748
Fundamental Large Cap Fund	$1,456,942
Large Cap Value Fund	$114,619
Small Cap Value Fund	$469,371
Special Values Fund	$2,581,537
July 31, 2005
Disciplined Value Fund(1)	$38,861
Disciplined Value Fund (2)(3)	$257,825
Equity Income Fund	$1,301,051
Equity Index Fund	$1,032,829
Fundamental Large Cap Fund	$932,449
Large Cap Value Fund	$113,081
Small Cap Value Fund	$386,110
Special Values Fund	$2,256,701
July 31, 2004
Disciplined Value Fund(3)(4)	$277,454
Equity Income Fund	$1,279,519
Equity Index Fund	$1,079,192
Fundamental Large Cap Fund	$759,143
Large Cap Value Fund	$59,082
Small Cap Value Fund	$262,734
Special Values Fund	$1,678,611

(1) For the three months ended July 31, 2005. The Fund changed its fiscal year end from April 30 to July 31, effective July 31, 2005.

(2) For the year ended April 30, 2005.

(3) Amounts paid prior to March 21, 2005 were paid to the Fund’s predecessor administrator.

(4) For the year ended April 30, 2004.

Distributor

            EIS markets the Funds through broker‑dealers and other financial representatives. EIS is also the distributor of the Funds and receives payment pursuant to the Funds’ 12b-1 plans.  EIS is an affiliate of EIMC, which is an affiliate of the Funds.

Transfer Agent

            Evergreen Service Company, LLC (ESC), P.O. Box 8400, Boston, Massachusetts 02266-8400, a subsidiary of Wachovia and an affiliate of EIMC, is the Funds’ transfer agent. ESC issues and redeems shares, pays dividends and performs other duties in connection with the maintenance of shareholder accounts. Each Fund pays ESC annual fees as follows:

Fund Type	Annual Fee Per Open Account*	Annual Fee Per Closed Account**
Monthly Dividend Funds	$26.75	$9.00
Quarterly Dividend Funds	$21.50	$9.00
Semiannual Dividend Funds	$21.50	$9.00
Annual Dividend Funds	$21.50	$9.00

            *               For shareholder accounts only. The Fund pays ESC cost plus 15% for broker accounts.

                **             Closed accounts are maintained on the system in order to facilitate historical tax information.

Below are the transfer agency fees paid by each Fund to ESC for the last fiscal year. A portion of the fees listed below was paid to Wachovia Securities, Inc., an affiliate of EIMC and Wachovia Corporation.

Fund	Total Transfer Agency Fees Paid for the Fiscal Year Ended July 31, 2006
Disciplined Value Fund	$81,357
Equity Income Fund	$1,918,127
Equity Index Fund	$1,800,681
Fundamental Large Cap Fund	$5,396,629
Large Cap Value Fund	$213,278
Small Cap Value Fund	$601,219
Special Values Fund	$4,104,133

Independent Registered Public Accounting Firm

KPMG LLP, 99 High Street, Boston, Massachusetts 02110, audits the financial statements of each Fund.

Custodian

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, keeps custody of each Fund's securities and cash and performs other related duties.

Legal Counsel

Sullivan & Worcester LLP, 1666 K Street, N.W., Washington, D.C. 20006, provides legal advice to the independent Trustees of the Trusts.

Ropes & Gray LLP, One International Place, Boston, MA 02110-2624, serves as counsel to the Funds.

FINANCIAL STATEMENTS

The audited financial statements for the Funds for the fiscal year ended July 31, 2006, including notes thereto, and the report of the Independent Registered Public Accounting Firm thereon, are hereby incorporated by reference from each Fund’s July 31, 2006 Annual Report.  Each Fund’s Annual Report was filed electronically with the SEC on October 5, 2006 (Accession No. 0000936772-06-000152 for Evergreen Equity Trust and Accession No. 0000936772-06-000151 for Evergreen Select Equity Trust).  A copy of each Annual Report may be obtained without charge by writing Evergreen Service Company, LLC, P.O. Box 8400, Boston, Massachusetts 02266-8400, by calling 1.800.343.2898 or by downloading it off our Web site at EvergreenInvestments.com.

Statement of Additional Information (SAI)

PART 2

ADDITIONAL INFORMATION ON SECURITIES

AND INVESTMENT PRACTICES

The prospectus describes the Fund’s investment goal and the securities in which it primarily invests. The following describes other securities the Fund may purchase and investment strategies it may use.  Some of the information below may not apply to the Fund or the Class in which you are interested.

            The term “advisor” includes any sub-advisor applicable to a Fund.

Money Market Instruments

The Fund may invest up to 100% of its assets in high-quality money market instruments, such as notes, certificates of deposit, commercial paper, banker’s acceptances, bank deposits or U.S. government securities if, in the opinion of the investment advisor, market conditions warrant a temporary defensive investment strategy.

U.S. Government Agency Securities

            The Fund may invest in securities issued or guaranteed by U.S. Government agencies or instrumentalities.

            In general, securities issued by U.S. Government-sponsored entities are backed only by (i) the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities or (ii) the credit of the agency or instrumentality issuing the securities or guaranteeing the obligations.  Generally, the U.S. Government agencies issuing these securities, although chartered or sponsored by Congress, are not funded by congressional appropriations and the securities issued by them are neither guaranteed nor insured by the U.S. Government or U.S. Treasury.  This means that, in most cases, securities issued or guaranteed by U.S. Government agencies are supported only by the credit of the issuing agency, standing alone.  One important exception is securities issued and guaranteed by the Government National Mortgage Association, which are backed by the full faith and credit of the U.S. Government.

            Some examples of government agencies and instrumentalities that do not receive financial support from the U.S. Government or U.S. Treasury and whose securities and obligations are supported only by the credit of the issuing agency include the following.

(i)   Farm Credit System, including the National Bank for Cooperatives, Farm Credit Banks and Banks for Cooperatives;

(ii)  Farmers Home Administration;

(iii) Federal Home Loan Banks;

(iv) Federal Home Loan Mortgage Corporation;

(v) Federal National Mortgage Association; and

(vi) Student Loan Marketing Association.

Securities Issued by the Government National Mortgage Association (GNMA). The Fund may invest in securities issued by the GNMA, a corporation wholly owned by the U.S. Government.  GNMA securities or "certificates" represent ownership in a pool of underlying mortgages.  The timely payment of principal and interest due on these securities is guaranteed by GNMA.

            Unlike conventional bonds, the principal on GNMA certificates is not paid at maturity but over the life of the security in scheduled monthly payments.  While mortgages pooled in a GNMA certificate may have maturities of up to 30 years, the certificate itself will have a shorter average maturity and less principal volatility than a comparable 30‑year bond.

            The market value and interest yield of GNMA certificates can vary due not only to market fluctuations, but also to early prepayments of mortgages within the pool.  Since prepayment rates vary widely, it is impossible to accurately predict the average maturity of a GNMA pool.  In addition to the guaranteed principal payments, GNMA certificates may also make unscheduled principal payments resulting from prepayments on the underlying mortgages.

            Although GNMA certificates may offer yields higher than those available from other types of U.S. Government securities, they may be less effective as a means of locking in attractive long‑term rates because of the prepayment feature.  For instance, when interest rates decline, prepayments of the underlying mortgages are likely to increase as the holders of the underlying mortgages seek refinancing.  As a result, the value of a GNMA certificate is not as likely to rise as the value of a comparable debt security would in response to the same decline.  In addition, these prepayments can cause the price of a GNMA certificate originally purchased at a premium to decline in price compared to its par value, which may result in a loss.

When‑Issued, Delayed‑Delivery and Forward Commitment Transactions

The Fund may purchase securities on a when‑issued or delayed-delivery basis and may purchase or sell securities on a forward commitment basis.  Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made.

            The Fund may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date.  Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth.  In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when‑issued, delayed-delivery or forward commitment basis the Fund will hold liquid assets worth at least the equivalent of the amount due.  The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

            Purchases made under such conditions may involve the risk that yields secured at the time of commitment may be lower than otherwise available by the time settlement takes place, causing an unrealized loss to the Fund.  In addition, when the Fund engages in such purchases, it relies on the other party to consummate the sale.  If the other party fails to perform its obligations, the Fund may miss the opportunity to obtain a security at a favorable price or yield.

Repurchase Agreements

            The Fund may enter into repurchase agreements with entities that are registered as U.S. Government securities dealers, including member banks of the Federal Reserve System having at least $1 billion in assets, primary dealers in U.S. Government securities, or banks and other recognized financial institutions, such as broker-dealers, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.  In a repurchase agreement the Fund obtains a security and simultaneously commits to return the security to the seller at a set price (including principal and interest) within a period of time usually not exceeding seven days.  The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security.  A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

            The Fund’s custodian or a third party will take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily.  To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities.  In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action.  The Fund's investment advisor believes that under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities.

Reverse Repurchase Agreements

            The Fund may enter into reverse repurchase agreements.  These transactions are similar to borrowing cash.  In a reverse repurchase agreement, the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate.

The use of reverse repurchase agreements may enable the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time.

            When effecting reverse repurchase agreements, liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date.  The segregated account is marked to market daily and maintained until the transaction is settled.

Leverage

            The Fund may engage in transactions that create leverage with up to 30% of its net assets in accordance with EIMC’s Leverage Policy.  Leverage creates special risks for the Fund which are created when an investment exposes the Fund to a level of risk that exceeds the amount invested.  Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain.  Examples of transactions which create leverage include uncovered mortgage dollar rolls and investments in when-issued securities (see descriptions herein) as well as investing in securities that are issued on a “to-be-announced” basis (commonly referred to as “TBAs”) which are purchased prior to their actual issuance. Examples of transactions which are not included in the calculation of the Fund’s total leverage-creating transactions are covered dollar rolls and collateralized securities lending in which the collateral received by the Fund is invested in cash equivalents.

Dollar Roll Transactions

            The Fund may enter into "dollar rolls" in which the Fund sells securities and simultaneously contracts to repurchase substantially similar securities on a specified future date.  In the case of dollar rolls involving mortgage-related securities, the mortgage-related securities that are purchased typically will be of the same type and will have the same or similar interest rate and maturity as those sold, but will be supported by different pools of mortgages.  The Fund forgoes principal and interest paid during the roll period on the securities sold in a dollar roll, but it is compensated by the difference between the current sales price and the price for the future purchase as well as by any interest earned on the proceeds of the securities sold.  The Fund could also be compensated through receipt of fee income.

Dollar rolls are not treated as borrowings or other senior securities and will be excluded from the calculation of the Fund’s borrowings and other senior securities.  Investing in dollar rolls creates leverage (unless they are “covered dollar rolls,” see description below) and are included in the calculation of the Fund’s total leverage-creating transactions.   In addition to the general risks involved in leveraging, dollar rolls are subject to the same risks as repurchase and reverse repurchase agreements.

Covered Dollar Rolls

The Fund may enter into covered dollar rolls which are the same as the dollar roll transactions described above except that the dollar roll position is offset with a cash or cash equivalent position. The offsetting cash/cash equivalent position effectively collateralizes the Fund’s right to receive the security at the end of the roll period, and also serves to minimize the leveraging effect of the transaction. Covered dollar rolls are not treated as a borrowing or other senior security and will be excluded from the calculation of the Fund’s borrowings and other senior securities. Covered dollar rolls are not considered to be a transaction that creates leverage and will be excluded from the calculation of the Fund’s total leverage-creating transaction.

Securities Lending

            The Fund may lend portfolio securities to brokers, dealers and other financial institutions to earn additional income for the Fund.  These transactions must be fully collateralized at all times with cash or short-term debt obligations, but involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from exercising its rights in respect of the collateral.  Any investment of collateral by the Fund would be made in accordance with the Fund's investment objective and policies described in the prospectus.

Convertible Securities

The Fund may invest in convertible securities. Convertible securities include fixed‑income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, bonds with warrants attached or bonds with a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allow convertible securities to be employed for a variety of investment strategies.

The Fund will exchange or convert convertible securities into shares of underlying common stock when, in the opinion of its investment advisor, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective. The Fund may also elect to hold or trade convertible securities. In selecting convertible securities, the investment advisor evaluates the investment characteristics of the convertible security as a fixed‑income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the investment advisor considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

Preferred Stocks

            The Fund may purchase preferred stock.  Some preferred stock, unlike common stock, has a stated dividend rate payable from the corporation’s earnings.  Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate.  “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid.

            If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline.  Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, which can be a negative feature when interest rates decline.  Preferred stock also generally has a preference over common stock on the distribution of a corporation’s assets in the event of liquidation of the corporation.  Preferred stock may be “participating” stock, which means that it may be entitled to a dividend exceeding the stated dividend in certain cases.  The rights of preferred stock on distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with a corporation’s debt securities.

Warrants

The Fund may invest in warrants. Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

Swaps, Caps, Floors and Collars

            The Fund may enter into interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars.  The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date.  The Fund would use these transactions as hedges and not as speculative investments and would not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay.  Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal.  A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices.  The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount.  The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount.  A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

            The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.  The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by Standard & Poor’s Ratings Services (S&P) or Moody's Investors Service, Inc. (Moody’s) or has an equivalent rating from another nationally recognized statistical rating organization or is determined to be of equivalent credit quality by the Fund's investment advisor.  If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction.  As a result, the swap market has become relatively liquid.  Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Indexed Securities

            The Fund may invest in indexed securities, the values of which are linked to currencies, interest rates, commodities, indices or other financial indicators ("reference instruments"). Most indexed securities have maturities of three years or less.

            Indexed securities differ from other types of debt securities in which the Fund may invest in several respects.  First, the interest rate or, unlike other debt securities, the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as an interest rate compared with a fixed interest rate or the currency exchange rates between two currencies (neither of which need be the currency in which the instrument is denominated).  The reference instrument need not be related to the terms of the indexed security.  For example, the principal amount of a U.S. dollar denominated indexed security may vary based on the exchange rate of two foreign currencies.  An indexed security may be positively or negatively indexed; that is, its value may increase or decrease if the value of the reference instrument increases.  Further, the change in the principal amount payable or the interest rate of an indexed security may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

            Investment in indexed securities involves certain risks.  In addition to the credit risk of the security's issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of indexed securities may decrease as a result of changes in the value of the underlying reference instruments.  Further, in the case of certain indexed securities in which the interest rate is linked to a reference instrument, the interest rate may be reduced to zero, and any further declines in the value of the security may then reduce the principal amount payable on maturity.  Finally, indexed securities may be more volatile than the reference instruments underlying the indexed securities.

            To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging.  Proxy hedging is often used when the currency to which the Fund is exposed is difficult to hedge or to hedge against the dollar.  Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's securities are or are expected to be denominated, and to buy U.S. dollars.  The amount of the contract would not exceed the value of the Fund’s securities denominated in linked currencies.  For example, if the Fund's investment advisor considers that the Austrian schilling is linked to the German deutschmark (the "D-mark"), the Fund holds securities denominated in schillings and the investment advisor believes that the value of schillings will decline against the U.S. dollar, the investment advisor may enter into a contract to sell D-marks and buy dollars.

Options and Futures Strategies

The Fund may at times seek to hedge against either a decline in the value of its portfolio securities or an increase in the price of securities which the investment advisor plans to purchase through the writing and purchase of options and the purchase or sale of futures contracts and related options.  Expenses and losses incurred as a result of such hedging strategies will reduce the Fund’s current return.

The ability of the Fund to engage in the options and futures strategies described below will depend on the availability of liquid markets in such instruments.  It is impossible to predict the amount of trading interest that may exist in various types of options or futures.  Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes stated below.

Writing Covered Options on Securities.  The Fund may write covered call options and covered put options on optionable securities of the types in which it is permitted to invest from time to time as the investment advisor determines is appropriate in seeking to attain the Fund’s investment objective.  Call options written by the Fund give the holder the right to buy the underlying security from the Fund at a stated exercise price; put options give the holder the right to sell the underlying security to the Fund at a stated price.

The Fund may only write call options on a covered basis or for cross-hedging purposes and will only write covered put options.  A put option would be considered “covered” if the Fund owns an option to sell the underlying security subject to the option having an exercise price equal to or greater than the exercise price of the “covered” option at all times while the put option is outstanding.  A call option is covered if the Fund owns or has the right without additional compensation to acquire the underlying securities subject to the call option (or comparable securities satisfying the cover requirements of securities exchanges) at all times during the option period.  A call option is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against another security which the Fund owns or has the right to acquire.  In the case of a call written for cross-hedging purposes or a put option, the Fund will maintain in a segregated account at the Fund’s custodian bank cash or short-term U.S. government securities with a value equal to or greater than the Fund’s obligation under the option.  The Fund may also write combinations of covered puts and covered calls on the same underlying security.

The Fund will receive a premium from writing an option, which will increase the Fund’s return in the event the option expires unexercised or is terminated at a profit.  The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option, and the volatility of the market price of the underlying security.  By writing a call option, the Fund will limit its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option.  By writing a put option, the Fund will assume the risk that it may be required to purchase the underlying security for a price higher than its then current market price, resulting in a potential capital loss if the purchase price exceeds market price plus the amount of the premium received.

The Fund may terminate an option which it has written prior to its expiration, by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written.  The Fund will realize a profit (or loss) from such transaction if the cost of such transaction is less (or more) than the premium received from the writing of the option.  Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option may be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

Purchasing Put and Call Options on Securities.  The Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value.  This protection is provided during the life of the put option since the Fund, as holder of the put, is able to sell the underlying security at the exercise price regardless of any decline in the underlying security’s market price.  For the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs.  By using put options in this manner, any profit which the Fund might otherwise have realized on the underlying security will be reduced by the premium paid for the put option and by transaction costs.

            The Fund may also purchase a call option to hedge against an increase in price of a security that it intends to purchase.  This protection is provided during the life of the call option since the Fund, as holder of the call, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security’s market price.  For the purchase of a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs.  By using call options in this manner, any profit which the Fund might have realized had it bought the underlying security at the time it purchased the call option will be reduced by the premium paid for the call option and by transaction costs.

Futures Contracts and Options on Futures.  The Fund may enter into financial futures contracts and write options on futures contracts.    The Fund may enter into such contracts for hedging purposes or for other purposes described from time to time in the prospectus.  A futures contract on securities is an agreement to buy or sell securities at a specified price during a designated month.  A futures contract on a securities index does not involve the actual delivery of securities, but merely requires the payment of a cash settlement based on changes in the securities index.  The Fund does not make payment or deliver securities upon entering into a futures contract.  An interest rate futures contract does not typically require delivery of securities or other investments, but contemplates payment based on changes on one or more interest rates (such as U.S. Treasury or Eurodollar rates).  Instead, it puts down a margin deposit, which is adjusted to reflect changes in the value of the contract and which continues until the contract is terminated.

            The Fund may sell or purchase futures contracts.  When a futures contract is sold by the Fund, the value of the contract will tend to rise when the value of the underlying securities declines and to fall when the value of such securities increases.  Thus, the Fund sells futures contracts in order to offset a possible decline in the value of its securities.  If a futures contract is purchased by the Fund, the value of the contract will tend to rise when the value of the underlying securities increases and to fall when the value of such securities declines.  The Fund intends to purchase futures contracts in order to establish what is believed by the investment advisor to be a favorable price or rate of return for securities the Fund intends to purchase.

              A put option purchased by the Fund on a futures contract would give it the right to assume a position as the seller of a futures contract.  A call option purchased by the Fund would give it the right to assume a position as the purchaser of a futures contract.  The purchase of an option on a futures contract requires the Fund to pay a premium.  In exchange for the premium, the Fund becomes entitled to exercise the benefits, if any, provided by the futures contract, but is not required to take any action under the contract.  If the option cannot be exercised profitably before it expires, the Fund's loss will be limited to the amount of the premium and any transaction costs.

            The Fund may enter into closing purchase and sale transactions in order to terminate a futures contract and may sell put and call options for the purpose of closing out its options positions.  The Fund's ability to enter into closing transactions depends on the development and maintenance of a liquid secondary market.  There is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. As a result, there can be no assurance that the Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time.  If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the contract and to complete the contract according to its terms, in which case it would continue to bear market risk on the transaction.

            Although futures and options transactions are intended to enable the Fund to manage market, interest rate or exchange rate risk, unanticipated changes in interest rates or market prices could result in poorer performance than if it had not entered into these transactions.  Even if the investment advisor correctly predicts interest rate movements, a hedge could be unsuccessful if changes in the value of the Fund's futures position did not correspond to changes in the value of its investments.  This lack of correlation between the Fund's futures and securities positions may be caused by differences between the futures and securities markets or by differences between the securities underlying the Fund's futures position and the securities held by or to be purchased for the Fund. The Fund's investment advisor will attempt to minimize these risks through careful selection and monitoring of the Fund's futures and options positions.

            The Fund does not intend to use futures transactions for speculation or leverage.  The Fund has the ability to write options on futures, but currently intends to write such options only to close out options purchased by the Fund.  The Fund will not change these policies without supplementing the information in the prospectus or SAI.

“Margin” in Futures Transactions.  Unlike the purchase or sale of a security, the Fund does not pay or receive money upon the purchase or sale of a futures contract.  Rather the Fund is required to deposit an amount of "initial margin" in cash or U.S. Treasury bills with its custodian (or the broker, if legally permitted).  The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract initial margin does not involve the borrowing of funds by the Fund to finance the transactions.  Initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.

            A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded.  Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract.  This process is known as "marking to market”.  Variation margin does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired.  In computing its daily net asset value the Fund will mark‑to‑market its open futures positions.  The Fund is also required to deposit and maintain margin when it writes call options on futures contracts.

Limitations.  The Fund will not purchase or sell futures contracts or options on futures contracts if, as a result, the sum of the initial margin deposits on its existing futures contracts and related options positions and premiums paid for options on futures contracts would exceed 5% of the net assets of the Fund unless the transaction meets certain “bona fide hedging” criteria. The Fund will not maintain open positions in futures contracts it has sold or call options it has written on futures contracts if, in the aggregate, the value of the open positions (marked to market) exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on those open positions, adjusted for the correlation of volatility between the hedged securities and the futures contracts.  If this limitation is exceeded at any time, the Fund will take prompt action to close out a sufficient number of open contracts to bring its open futures and options positions within this limitation.

Risks of Options and Futures Strategies.  The effective use of options and futures strategies depends, among other things, on the Fund’s ability to terminate options and futures positions at times when the investment advisor deems it desirable to do so.  Although the Fund will not enter into an option or futures position unless the investment advisor believes that a liquid market exists for such option or future, there can be no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price.  The investment advisor generally expects that options and futures transactions for the Fund will be conducted on recognized exchanges.  In certain instances, however, the Fund may purchase and sell options in the over-the-counter market.  The staff of the Securities and Exchange Commission (SEC) considers over-the-counter options to be illiquid.  The Fund’s ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund.

            The use of options and futures involves the risk of imperfect correlation between movements in options and futures prices and movements in the price of the securities that are the subject of any hedge.  The successful use of these strategies also depends on the ability of the Fund’s investment advisor to forecast correctly interest rate movements and general stock market price movements.  The risk increases as the composition of the securities held by the Fund diverges from the composition of the relevant option or futures contract.

Brady Bonds

            The Fund may also invest in Brady Bonds. Brady Bonds are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Bonds were created in 1989, and, accordingly, do not have an extensive payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market.

U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed-rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations that have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments, but generally are not collateralized. Brady Bonds are often viewed as having up to four valuation components: (1) collateralized repayment of principal at final maturity, (2) collateralized interest payments, (3) uncollateralized interest payments, and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

Obligations of Foreign Branches of United States Banks

The Fund may invest in obligations of foreign branches of U.S. banks. These may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by government regulation.  Payment of interest and principal upon these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk).  In addition, evidences of ownership of such securities may be held outside the U.S. and the Fund may be subject to the risks associated with the holding of such property overseas. Examples of governmental actions would be the imposition of currency controls, interest limitations, withholding taxes, seizure of assets or the declaration of a moratorium.  Various provisions of federal law governing domestic branches do not apply to foreign branches of domestic banks.

Obligations of United States Branches of Foreign Banks

The Fund may invest in obligations of U.S. branches of foreign banks. These may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as by governmental action in the country in which the foreign bank has its head office. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a domestic bank.

Foreign Securities

            The Fund may invest in foreign securities or U.S. securities traded in foreign markets.  In addition to securities issued by foreign companies, permissible investments may also consist of obligations of foreign branches of U.S. banks and of foreign banks, including European certificates of deposit, European time deposits, Canadian time deposits and Yankee certificates of deposit.  The Fund may also invest in Canadian commercial paper and Europaper.  These instruments may subject the Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. issuers.  Such risks include the possibility of adverse political and economic developments; imposition of withholding taxes on interest or other income; seizure, nationalization, or expropriation of foreign deposits; establishment of exchange controls or taxation at the source; greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations.  Such investments may also entail higher custodial fees and sales commissions than domestic investments.  Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations.  Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

The Fund may also invest in the stocks of companies located in emerging markets. These countries generally have economic structures that are less diverse and mature, and political systems that are less stable than those of developed countries.  Emerging markets may be more volatile than the markets of more mature economies, and the securities of companies located in emerging markets are often subject to rapid and large price fluctuations; however, these markets may also provide higher long-term rates of return.

Inter-American Development Bank and World Bank (formerly known as the International Bank for Reconstruction and Development)

The Fund may be subject to risks associated with obligations of the Inter-American Development Bank and World Bank (formerly known as the International Bank for Reconstruction and Development).  Because these entities are not governmental entities with taxing authority, and may be supported only by appropriate but unpaid commitments of member countries, there is no assurance that the commitments will be undertaken in the future.

Foreign Currency Transactions

            As one way of managing exchange rate risk, the Fund may enter into forward currency exchange contracts (agreements to purchase or sell currencies at a specified price and date).  The exchange rate for the transaction (the amount of currency the Fund will deliver and receive when the contract is completed) is fixed when the Fund enters into the contract.  The Fund usually will enter into these contracts to stabilize the U.S. dollar value of a security it has agreed to buy or sell. The Fund intends to use these contracts to hedge the U.S. dollar value of a security it already owns, particularly if the Fund expects a decrease in the value of the currency in which the foreign security is denominated.  Although the Fund will attempt to benefit from using forward contracts, the success of its hedging strategy will depend on the investment advisor's ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.  The value of the Fund's investments denominated in foreign currencies will depend on the relative strengths of those currencies and the U.S. dollar, and the Fund may be affected favorably or unfavorably by changes in the exchange rates or exchange control regulations between foreign currencies and the U.S. dollar.  Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Fund.  The Fund may also purchase and sell options related to foreign currencies in connection with hedging strategies.  The Fund may also engage in currency-hedge and currency proxy-hedge transactions.

Currency Cross-hedge

A currency cross-hedge enables the advisor to reduce exposure in one foreign currency relative to exposure in a second foreign currency. This strategy would make sense when the Fund wants to maintain its overall foreign currency exposure, but feels that some of the currencies are relatively more attractive.  An example would be where the advisor feels that the British Pound is more attractive than the Euro, and cross-hedges some Euro-denominated bonds back to the Pound Sterling.  The overall foreign currency exposure stays constant, but the relative weighting of the Pound versus the Euro increases.

Currency Proxy-hedge

A currency proxy-hedge enables the advisor to hedge a foreign currency exposure back to the U.S. dollar by using a second currency that has a high correlation to the actual long position, but where the second currency hedge would be either more liquid or less costly.  An example might be where a fund owns a position denominated in Indonesian Rupiah, but where the Yen has higher liquidity and is deemed a more cost effective hedge.

Creating a Net Long Position Versus a Foreign Currency

Creating a net long position would be a situation where the advisor of the Fund wishes to create exposure to a currency that exceeds the value of securities denominated in that currency that are held by the Fund.  An example might be where the advisor has reduced his weighting in Japanese bonds to 10% below the benchmark due to concerns with the bonds, but wants to maintain a market weighting in the Yen.  Creating a long position in the Yen would accomplish this result.

Premium Securities

            The Fund may at times invest in premium securities which are securities bearing coupon rates higher than prevailing market rates.  Such "premium" securities are typically purchased at prices greater than the principal amount payable on maturity.  Although the Fund generally amortizes the amount of any such premium into income, the Fund may recognize a capital loss if such premium securities are called or sold prior to maturity and the call or sale price is less than the purchase price. Additionally, the Fund may recognize a capital loss if it holds such securities to maturity.

High Yield, High Risk Bonds

The Fund may invest a portion of its assets in lower rated bonds.  Bonds rated below BBB by S&P or Fitch IBCA, Inc. (Fitch) or below Baa by Moody’s, commonly known as “junk bonds,” offer high yields, but also high risk.  While investment in junk bonds provides opportunities to maximize return over time, they are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments.  Investors should be aware of the following risks:

            (1)   The lower ratings of junk bonds reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates may impair the ability of the issuer to make payments of interest and principal, especially if the issuer is highly leveraged.  Such issuer's ability to meet its debt obligations may also be adversely affected by the issuer's inability to meet specific forecasts or the unavailability of additional financing.  Also, an economic downturn or an increase in interest rates may increase the potential for default by the issuers of these securities.

            (2)   The value of junk bonds may be more susceptible to real or perceived adverse economic or political events than is the case for higher quality bonds.

            (3)    The value of junk bonds, like those of other fixed income securities, fluctuates in response to changes in interest rates, generally rising when interest rates decline and falling when interest rates rise.  For example, if interest rates increase after a fixed income security is purchased, the security, if sold prior to maturity, may return less than its cost.  The prices of junk bonds, however, are generally less sensitive to interest rate changes than the prices of higher‑rated bonds, but are more sensitive to news about an issuer or the economy which is, or investors perceive as, negative.

            (4)   The secondary market for junk bonds may be less liquid at certain times than the secondary market for higher quality bonds, which may adversely affect (a) the bond's market price, (b) the Fund's ability to sell the bond, and (c) the Fund's ability to obtain accurate market quotations for purposes of valuing its assets.

For bond ratings descriptions, see “Corporate and Municipal Bond Ratings” below.

Sovereign Debt Obligations

The Fund may purchase sovereign debt instruments issued or guaranteed by foreign governments or their agencies, including debt of Latin American nations or other developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors.

Illiquid and Restricted Securities

            The Fund may not invest more than 15% (10% for money market funds) of its net assets in securities that are illiquid. A security is illiquid when the Fund cannot dispose of it in the ordinary course of business within seven days at approximately the value at which the Fund has the investment on its books.

            The Fund may invest in "restricted" securities, i.e., securities subject to restrictions on resale under federal securities laws.  Rule 144A under the Securities Act of 1933 ("Rule 144A") allows certain restricted securities to trade among qualified institutional investors.  Since Rule 144A securities and other investments may have limited markets, the Fund’s portfolio manager, pursuant to procedures adopted by the Fund’s Board of Trustees, will determine whether such securities should be considered illiquid for the purpose of determining the Fund's compliance with the limit on illiquid securities indicated above.

Investment in Other Investment Companies

            The Fund may purchase the shares of other investment companies to the extent permitted under the 1940 Act.  Currently, with limited exceptions, the Fund may not (1) own more than 3% of the outstanding voting shares of another investment company, (2) invest more than 5% of its assets in any single investment company, and (3) invest more than 10% of its assets in investment companies.  However, the Fund may invest all of its investable assets in securities of a single open‑end management investment company with substantially the same fundamental investment objectives, policies and limitations as the Fund.  Investing in other investment companies may expose a Fund to duplicate expenses and lower its value.

Notwithstanding the foregoing, as a result of an exemptive order received from the SEC, the Fund may invest cash balances in shares of money market funds advised by the Fund’s investment advisor or an affiliate of the investment advisor, in amounts up to 25% of the Fund’s total assets.

Short Sales

A short sale is the sale of a security the Fund has borrowed.  The Fund expects to profit from a short sale by selling the borrowed security for more than the cost of buying it to repay the lender.  After a short sale is completed, the value of the security sold short may rise.  If that happens, the cost of buying it to repay the lender may exceed the amount originally received for the sale by the Fund.

            The Fund may engage in short sales, but it may not make short sales of securities or maintain a short position unless, at all times when a short position is open, it owns an equal amount of such securities or of securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.  The Fund may effect a short sale in connection with an underwriting in which the Fund is a participant.

Municipal Securities

The Fund may invest in municipal bonds of any state, territory or possession of the United States (U.S.), including the District of Columbia. The Fund may also invest in municipal bonds of any political  subdivision, agency or instrumentality (e.g., counties, cities, towns, villages, districts, authorities) of the U.S. or its possessions.  Municipal bonds are debt instruments issued by or for a state or local government to support its general financial needs or to pay for special projects such as airports, bridges, highways, public transit, schools, hospitals, housing and water and sewer works.  Municipal bonds may also be issued to refinance public debt.

            Municipal bonds are mainly divided between "general obligation" and "revenue" bonds.  General obligation bonds are backed by the full faith and credit of governmental issuers with the power to tax.  They are repaid from the issuer's general revenues.  Payment, however, may be dependent upon legislative approval and may be subject to limitations on the issuer's taxing power. Enforcement of payments due under general obligation bonds varies according to the law applicable to the issuer.  In contrast, revenue bonds are supported only by the revenues generated by the project or facility.

            The Fund may also invest in industrial development bonds.  Such bonds are usually revenue bonds issued to pay for facilities with a public purpose operated by private corporations.  The credit quality of industrial development bonds is usually directly related to the credit standing of the owner or user of the facilities.  To qualify as a municipal bond, the interest paid on an industrial development bond must qualify as fully exempt from federal income tax.  However, the interest paid on an industrial development bond may be subject to the federal alternative minimum tax.

            The yields on municipal bonds depend on such factors as market conditions, the financial condition of the issuer and the issue's size, maturity date and rating.  Municipal bonds are rated by S&P, Moody's and Fitch.  Such ratings, however, are opinions, not absolute standards of quality.  Municipal bonds with the same maturity, interest rates and rating may have different yields, while municipal bonds with the same maturity and interest rate, but different ratings, may have the same yield.  Once purchased by the Fund, a municipal bond may cease to be rated or receive a new rating below the minimum required for purchase by the Fund.  Neither event would require the Fund to sell the bond, but the Fund's investment advisor would consider such events in determining whether the Fund should continue to hold it.

            The ability of the Fund to achieve its investment objective depends upon the continuing ability of issuers of municipal bonds to pay interest and principal when due.  Municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors.  Such laws extend the time for payment of principal and/or interest, and may otherwise restrict the Fund's ability to enforce its rights in the event of default.  Since there is generally less information available on the financial condition of municipal bond issuers compared to other domestic issuers of securities, the Fund's investment advisor may lack sufficient knowledge of an issuer's weaknesses.  Other influences, such as litigation, may also materially affect the ability of an issuer to pay principal and interest when due.  In addition, the market for municipal bonds is often thin and can be temporarily affected by large purchases and sales, including those by the Fund and other Evergreen funds.

            From time to time, Congress has considered restricting or eliminating the federal income tax exemption for interest on municipal bonds.  Such actions could materially affect the availability of municipal bonds and the value of those already owned by the Fund.  If such legislation were passed, the Trust's Board of Trustees may recommend changes in the Fund's investment objectives and policies or dissolution of the Fund.   In order for the interest on a municipal security to be tax exempt, the municipal security must meet certain legal requirements. Failure to meet such requirements may cause the interest received and distributed by the Fund to shareholders to be taxable.

U.S. Virgin Islands, Guam and Puerto Rico

The Fund may invest in obligations of the governments of the U.S. Virgin Islands, Guam and Puerto Rico to the extent such obligations are exempt from the income or intangibles taxes, as applicable, of the state for which the Fund is named.  The Fund does not presently intend to invest more than (a) 10% of its net assets in the obligations of each of the U.S. Virgin Islands and Guam or (b) 25% of its net assets in the obligations of Puerto Rico.  Accordingly, the Fund may be adversely affected by local political and economic conditions and developments within the U.S. Virgin Islands, Guam and Puerto Rico affecting the issuers of such obligations.

Tender Option Bonds

A tender option bond is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates.  The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which the institution grants the security holder the option, at periodic intervals, to tender its securities to the institution.  As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond’s fixed coupon rate and the rate, as determined by a remarketing or similar agent, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination.  Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate.  An institution will normally not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond.  The tender option will be taken into account in determining the maturity of the tender option bonds and a Fund’s average portfolio maturity.  There is a risk that a Fund will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax.  Certain tender option bonds may be illiquid or may become illiquid as a result of a credit rating downgrade, payment default or a disqualification from tax-exempt status.

Master Demand Notes

The Fund may invest in master demand notes.  These are unsecured obligations that permit the investment of fluctuating amounts by the Fund at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the issuer, as borrower.  Master demand notes may permit daily fluctuations in the interest rate and daily changes in the amounts borrowed.  The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount.  The borrower may repay up to the full amount of the note without penalty. Master demand notes permit the Fund to demand payment of principal and accrued interest at any time (on not more than seven days' notice).  Notes acquired by the Fund may have maturities of more than one year, provided that (1) the Fund is entitled to payment of principal and accrued interest upon not more than seven days' notice, and (2) the rate of interest on such notes is adjusted automatically at periodic intervals, which normally will not exceed 31 days, but may extend up to one year.  The notes are deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period.  Because these types of notes are direct lending arrangements between the lender and borrower, such instruments are not normally traded and there is no secondary market for these notes, although they are redeemable and thus repayable by the borrower at face value plus accrued interest at any time.  Accordingly, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In connection with master demand note arrangements, the Fund‘s investment advisor considers, under standards established by the Board of Trustees, earning power, cash flow and other liquidity ratios of the borrower and will monitor the ability of the borrower to pay principal and interest on demand.  These notes are not typically rated by credit rating agencies.  Unless rated, the Fund may invest in them only if at the time of an investment the issuer meets the criteria established for high quality commercial paper, i.e., rated A-1 by S&P, Prime-1 by Moody’s or F-1 by Fitch.

Payment‑in‑kind Securities

The Fund may invest in payment‑in‑kind (PIK) securities. PIKs pay interest in either cash or additional securities, at the issuer's option, for a specified period.  The issuer's option to pay in additional securities typically ranges from one to six years, compared to an average maturity for all PIK securities of eleven years. Call protection and sinking fund features are comparable to those offered on traditional debt issues.

PIKs, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow.  Several PIKs are senior debt. In other cases, where PIKs are subordinated, most senior lenders view them as equity equivalents.

An advantage of PIKs for the issuer ‑‑ as with zero coupon securities ‑‑ is that interest payments are automatically compounded (reinvested) at the stated coupon rate, which is not the case with cash‑paying securities.  However, PIKs are gaining popularity over zeros since interest payments in additional securities can be monetized and are more tangible than accretion of a discount.

As a group, PIK bonds trade flat (i.e., without accrued interest).  Their price is expected to reflect an amount representing accreted interest since the last payment.  PIKs generally trade at higher yields than comparable cash‑paying securities of the same issuer.  Their premium yield is the result of the lesser desirability of non‑cash interest, the more limited audience for non‑cash paying securities, and the fact that many PIKs have been issued to equity investors who do not normally own or hold such securities.

Calculating the true yield on a PIK security requires a discounted cash flow analysis if the security (ex interest) is trading at a premium or a discount because the realizable value of additional payments is equal to the current market value of the underlying security, not par.

Regardless of whether PIK securities are senior or deeply subordinated, issuers are highly motivated to retire them because they are usually their most costly form of capital.

Zero Coupon "Stripped" Bonds

The Fund may invest in zero coupon "stripped" bonds. These represent ownership in serially maturing interest payments or principal payments on specific underlying notes and bonds, including coupons relating to such notes and bonds.  The interest and principal payments are direct obligations of the issuer. Interest zero coupon bonds of any series mature periodically from the date of issue of such series through the maturity date of the securities related to such series.  Principal zero coupon bonds mature on the date specified therein, which is the final maturity date of the related securities.  Each zero coupon bond entitles the holder to receive a single payment at maturity.  There are no periodic interest payments on a zero coupon bond.  Zero coupon bonds are offered at discounts from their face amounts.

In general, owners of zero coupon bonds have substantially all the rights and privileges of owners of the underlying coupon obligations or principal obligations.  Owners of zero coupon bonds have the right upon default on the underlying coupon obligations or principal obligations to proceed directly and individually against the issuer and are not required to act in concert with other holders of zero coupon bonds.

For federal income tax purposes, a purchaser of principal zero coupon bonds or interest zero coupon bonds (either initially or in the secondary market) is treated as if the buyer had purchased a corporate obligation issued on the purchase date with an original issue discount equal to the excess of the amount payable at maturity over the purchase price.  The purchaser is required to take into income each year as ordinary income an allocable portion of such discounts determined on a "constant yield" method.  Any such income increases the holder's tax basis for the zero coupon bond, and any gain or loss on a sale of the zero coupon bonds relative to the holder's basis, as so adjusted, is a capital gain or loss.  If the holder owns both principal zero coupon bonds and interest zero coupon bonds representing an interest in the same underlying issue of securities, a special basis allocation rule (requiring the aggregate basis to be allocated among the items sold and retained based on their relative fair market value at the time of sale) may apply to determine the gain or loss on a sale of any such zero coupon bonds.

Mortgage‑Backed or Asset‑Backed Securities

The Fund may invest in mortgage‑backed securities and asset‑backed securities.  Two principal types of mortgage‑backed securities are collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs).  CMOs are securities collateralized by mortgages, mortgage pass‑throughs, mortgage pay‑through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage‑backed bonds (general obligations of the issuers payable out of the issuers' general funds and additionally secured by a first lien on a pool of single family detached properties).  Many CMOs are issued with a number of classes or series which have different maturities and are retired in sequence.

Investors purchasing CMOs in the shortest maturities receive or are credited with their pro rata portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal up to a predetermined portion of the total CMO obligation. Until that portion of such CMO obligation is repaid, investors in the longer maturities receive interest only.  Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass‑throughs to be prepaid prior to their stated maturity.  Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass‑throughs issued or guaranteed by U.S. government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

In addition to mortgage‑backed securities, the Fund may invest in securities secured by other assets including company receivables, truck and auto loans, leases, and credit card receivables. These issues may be traded over‑the‑counter and typically have a short‑intermediate maturity structure depending on the pay down characteristics of the underlying financial assets which are passed through to the security holder.

Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due.  Most issuers of asset‑backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicers were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset‑backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of related asset‑backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

In general, issues of asset‑backed securities are structured to include additional collateral and/or additional credit support to protect against the risk that a portion of the collateral supporting the asset‑backed securities may default and/or may suffer from these defects.  In evaluating the strength of particular issues of asset‑backed securities, the investment advisor considers the financial strength of the guarantor or other provider of credit support, the type and extent of credit enhancement provided as well as the documentation and structure of the issue itself and the credit support.

TBA Mortgage Securities

TBA refers to “To Be Announced.”  These types of securities are mortgage pools where the issuer has defined and agreed to, in advance, the terms for investors, but has not yet specified the mortgages that will act as collateral.

Variable or Floating Rate Instruments

The Fund may invest in variable or floating rate instruments which may involve a demand feature and may include variable amount master demand notes which may or may not be backed by bank letters of credit.  Variable or floating rate instruments bear interest at a rate which varies with changes in market rates.  The holder of an instrument with a demand feature may tender the instrument back to the issuer at par prior to maturity.  A variable amount master demand note is issued pursuant to a written agreement between the issuer and the holder, its amount may be increased by the holder or decreased by the holder or issuer, it is payable on demand, and the rate of interest varies based upon an agreed formula.  The quality of the underlying credit must, in the opinion of the investment advisor, be equivalent to the long‑term bond or commercial paper ratings applicable to permitted investments for the Fund.  The investment advisor will monitor, on an ongoing basis, the earning power, cash flow, and liquidity ratios of the issuers of such instruments and will similarly monitor the ability of an issuer of a demand instrument to pay principal and interest on demand.

Real Estate Investment Trusts

            The Fund may invest in investments related to real estate including real estate investment trusts (REITs), including equity REITs and mortgage REITs.  Equity REITs invest the majority of their assets directly in real property, derive their income primarily from rents and can also realize capital gains by selling properties that have appreciated in value.  Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments.  Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates.  In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage REITs may be affected by borrower default risk and interest rate risk.  REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects.  Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”) and to maintain exemption from the 1940 Act.  In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate.

Limited Partnerships

The Fund may invest in limited and master limited partnerships.  A limited partnership is a partnership consisting of one or more general partners, jointly and severally responsible as ordinary partners, and by whom the business is conducted, and one or more limited partners who contribute cash as capital to the partnership and who generally are not liable for the debts of the partnership beyond the amounts contributed. Limited partners are not involved in the day-to-day management of the partnership. They receive income, capital gains and other tax benefits associated with the partnership project in accordance with terms established in the partnership agreement.  Typical limited partnerships are in real estate, oil and gas and equipment leasing, but they also finance movies, research and development, and other projects.

For an organization classified as a partnership under the Code, each item of income, gain, loss, deduction, and credit is not taxed at the partnership level but flows through to the holder of the partnership unit. This allows the partnership to avoid double taxation and to pass through income to the holder of the partnership unit at lower individual rates.

A master limited partnership is a publicly traded limited partnership. The partnership units are registered with the SEC and are freely exchanged on a securities exchange or in the over-the-counter market.

Stand-by Commitments

When the Fund purchases tax-exempt securities, it has the authority to acquire stand-by commitments from banks and broker-dealers with respect to those tax-exempt securities.  A stand-by commitment may be considered a security independent of the state tax-exempt security to which it relates.  The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances, would be substantially the same as the market value of the underlying tax-exempt security to a third party at any time.  The Fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration.  No Fund expects to assign any value to stand-by commitments.

Domestic Equity Depositary Receipts

The Fund may invest in Domestic Equity Depositary Receipts. These instruments represent interests in a unit investment trust (“UIT”) that holds a portfolio of common stocks that is intended to track the price and dividend performance of a particular index.  Common examples of Domestic Equity Depositary Receipts include S&P Depositary Receipts (“SPDRs”) and Nasdaq 100 Shares, which may be obtained from the UIT issuing the securities or purchased in the secondary market (SPDRs and Nasdaq 100 Shares are listed on the American Stock Exchange).

Domestic Equity Depositary Receipts are not individually redeemable, except upon termination of the UIT that issued them.  The liquidity of small holdings of Domestic Equity Depositary Receipts depends upon the existence of a secondary market.

The redemption price (and therefore the sale price) of Domestic Equity Depositary Receipts is derived from and based upon the securities held by the UIT that issued them.  Accordingly, the level of risk involved in the purchase or redemption or sale of a Domestic Equity Depositary Receipt is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the price of Domestic Equity Depositary Receipts is based on the value of a basket of stocks.  Disruptions in the markets for the securities underlying Domestic Equity Depositary Receipts purchased or sold by the Fund could result in losses on Domestic Equity Depositary Receipts.

PURCHASE AND REDEMPTION OF SHARES

You may buy shares of the Fund through Evergreen Investment Services, Inc. (EIS), broker‑dealers that have entered into special agreements with EIS or certain other financial institutions.  With certain exceptions, the Fund may offer up to eight different classes of shares that differ primarily with respect to sales charges and distribution fees.  Depending upon the class of shares, you will pay a front-end sales charge when you buy the Fund's shares, a contingent deferred sales charge (CDSC) when you redeem the Fund's shares or no sales charges at all.  Each Evergreen fund offers different classes of shares.  Refer to the prospectus to determine which classes of shares are offered by each Fund.

Class A Shares

The Fund’s prospectus describes the sales charges applicable to purchases of Class A shares.

There is no front-end sales charge imposed on Class A shares of Evergreen’s money market funds. However, when exchanging from Class A shares of a money market fund to a non-money market fund within the Evergreen funds family, a sales charge will be imposed on the exchange, unless the shares have been subject to a previous sales charge.

In addition to the circumstances described in the prospectus, no front-end sales charges are imposed on Class A shares purchased by shareholders of record on October 12, 1990 in any series of Evergreen Investment Trust in existence on that date, and the members of their immediate families (as defined in the prospectus).  As described in the prospectus, current and retired Directors, Trustees, officers and employees of the Evergreen funds and Wachovia Corporation and its affiliates, and members of each such individual’s immediate family, and employees of broker-dealer firms that have entered into dealer agreements with EIS, and members of each such individual’s immediate family, are eligible to purchase Class A shares at net asset value (NAV).  Accounts opened while the individual (or his or her immediate family member) is in a position giving rise to these privileges will continue to have the privilege of purchasing Class A shares at NAV after termination of the position; however, accounts opened after termination of the position (in the absence of any other circumstances giving rise to the privilege to purchase Class A shares at NAV) will not be eligible for purchases of Class A shares at NAV.  These provisions are generally intended to provide additional job-related incentives to persons who serve the Fund or work for companies associated with the Fund and selected dealers and agents of the Fund.  Since these persons are in a position to have a basic understanding of the nature of an investment company as well as a general familiarity with the Fund, sales to these persons, as compared to sales in the normal channels of distribution, require substantially less sales effort.  Similarly, these provisions extend the privilege of purchasing shares at NAV to certain classes of institutional investors who, because of their investment sophistication, can be expected to require significantly less than normal sales effort on the part of the Fund and EIS.  Furthermore, the provisions allow the Fund to be competitive in the mutual fund industry, where similar allowances are common.

In addition, in connection with the terms of a merger, acquisition or exchange offer made under a plan of reorganization, Class A shares may be purchased at NAV by certain investors of acquired funds who remain investors in the Evergreen funds, including former Class IS shareholders of Evergreen Strategic Value Fund, former Investor class shareholders of Undiscovered Managers Funds, former shareholders of two funds managed by Grantham, Mayo, Van Otterloo & Co. (the GMO Global Balanced Allocation Fund and the GMO Pelican Fund) and former shareholders of America’s Utility Fund.

Class B Shares

The Fund’s prospectus describes the sales charges applicable to purchases of Class B shares.

Class B shares that have been outstanding for eight years will automatically convert to Class A shares without imposition of a front‑end sales charge or exchange fee.  Conversion of Class B shares represented by stock certificates will require the return of the stock certificate to Evergreen Service Company, LLC (ESC).

Class C Shares, Class I Shares (also referred to as Institutional Shares), Class R Shares, Class S Shares, Class S1 Shares, Administrative Shares, Institutional Service Shares, Investor Shares, Participant Shares, Reserve Shares and Resource Shares

The Fund’s prospectus describes, if applicable, the sales charges applicable to purchases of Class C shares, Class I shares (also referred to as Institutional shares), Class R shares, Class S shares, Class S1 shares, Administrative shares, Institutional Service shares, Investor shares, Participant shares, Reserve shares and Resource shares.

Contingent Deferred Sales Charge

The Fund charges a CDSC on certain share classes as reimbursement for certain expenses, such as commissions or shareholder servicing fees, that it has incurred in connection with the sale of its shares (see "Distribution Expenses Under Rule 12b-1” below).  Administrative, Institutional, Institutional Service, Investor, Participant, Reserve and Resource shares do not charge a CDSC.

Redemption-in-kind

The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund's NAV (a redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting these securities to cash. The Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the Fund's NAV at the beginning of the period.

Exchanges

Investors may exchange shares of the Fund for shares of the same class of any other Evergreen fund which offers the same class of shares. See “By Exchange” under “How to Buy Shares” in the prospectus.  Before you make an exchange, you should read the prospectus of the Evergreen fund into which you want to exchange.  The Trust's Board of Trustees reserves the right to discontinue, alter or limit the exchange privilege at any time. There is no front-end sales charge imposed on Class A shares of Evergreen’s money market funds. However, when exchanging from Class A shares of a money market fund to a non-money market fund within the Evergreen funds family, a sales charge will be imposed on the exchange, unless the shares have been subject to a previous sales charge.

Automatic Reinvestment

As described in the prospectus, a shareholder may elect to receive dividends and capital gains distributions in cash instead of shares.  However, ESC will automatically reinvest all subsequent dividends and distributions in additional shares when it learns that the postal or other delivery service is unable to deliver checks or transaction confirmations to the shareholder's address of record.  When a check is returned, the Fund will hold the check amount in a no-interest account in the shareholder's name until the shareholder updates his or her address or automatic reinvestment begins.  Uncashed or returned redemption checks will also be handled in the manner described above.

PRICING OF SHARES

Calculation of Net Asset Value (NAV)

            The Fund calculates its NAV once daily on Monday through Friday, as described in the prospectus.  The Fund will not compute its NAV on the days the New York Stock Exchange is closed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Evergreen reserves the right to adjust the time the Fund calculates its NAV to coincide with an earlier closing of the New York Stock Exchange or due to other unusual circumstances.

            The NAV of the Fund is calculated by dividing the value of the Fund's net assets attributable to that class by all of the shares issued for that class.

Valuation of Portfolio Securities

            Current values for the Fund's portfolio securities are determined as follows:

                        (1) Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Securities traded on an established securities exchange or in the over-the-counter market for which there has been no sale and other securities traded in the over-the-counter market are valued at the mean of the bid and asked prices at the time of valuation.

Portfolio debt securities acquired with more than 60 days to maturity are fair valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

                        (4) Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded.  If there has been no sale, the securities are valued at the mean between bid and asked prices.  Foreign securities may be valued at fair value according to procedures approved by the Board of Trustees if the closing price is not reflective of current market values due to trading or events occurring in the foreign markets between the close of the established exchange and the valuation time of the Fund. In addition, substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market.  The value of foreign securities may be adjusted if such movements in the U.S. market exceed a specified threshold.

                        (5) Short-term investments maturing in sixty days or less are valued at amortized cost, which approximates market value.

Securities, including restricted securities, for which market quotations are not readily available; listed securities or those on NMS if, in the investment advisor’s opinion, the last sales price does not reflect an accurate current market value; and other assets are valued at prices deemed in good faith to be fair under procedures established by the Board of Trustees.

Investments in other mutual funds are valued at net asset value.

The Evergreen Money Market Funds, as permitted under Rule 2a-7 of the 1940 Act, generally value their securities at amortized cost.

PRINCIPAL UNDERWRITER

            EIS is the principal underwriter for the Trust and with respect to each class of shares of the Fund.  The Trust has entered into a Principal Underwriting Agreement (Underwriting Agreement) with EIS with respect to each class of the Fund.

            EIS, as agent, has agreed to use its best efforts to find purchasers for the shares.  EIS may retain and employ representatives to promote distribution of the shares and may obtain orders from broker‑dealers, and others, acting as principals, for sales of shares to them.  The Underwriting Agreement provides that EIS will bear the expense of preparing, printing, and distributing advertising and sales literature and prospectuses used by it.

            All subscriptions and sales of shares by EIS are at the public offering price of the shares, which is determined in accordance with the provisions of the Trust's Agreement and Declaration of Trust (the “Declaration of Trust”), By‑Laws, current prospectuses and SAI.  All orders are subject to acceptance by the Fund and the Fund reserves the right, in its sole discretion, to reject any order received.  Under the Underwriting Agreement, the Fund is not liable to anyone for failure to accept any order.

            EIS has agreed that it will, in all respects, duly conform with all state and federal laws applicable to the sale of the shares.  EIS has also agreed that it will indemnify and hold harmless the Trust and each person who has been, is, or may be a Trustee or officer of the Trust against expenses reasonably incurred by any of them in connection with any claim, action, suit, or proceeding to which any of them may be a party that arises out of or is alleged to arise out of any misrepresentation or omission to state a material fact on the part of EIS or any other person for whose acts EIS is responsible or is alleged to be responsible, unless such misrepresentation or omission was made in reliance upon written information furnished by the Trust.

            The Underwriting Agreement provides that it will remain in effect as long as its terms and continuance are approved annually (i) by a vote of a majority of the Trust's Trustees who are not interested persons of the Fund, as defined in the 1940 Act (the “Independent Trustees”), and (ii) by vote of a majority of the Trust's Trustees, in each case, cast in person at a meeting called for that purpose.

            The Underwriting Agreement may be terminated, without penalty, on 60 days' written notice by the Board of Trustees or by a vote of a majority of outstanding shares subject to such agreement.  The Underwriting Agreement will terminate automatically upon its "assignment," as that term is defined in the 1940 Act.

            From time to time, if, in EIS's judgment, it could benefit the sales of shares, EIS may provide to selected broker‑dealers promotional materials and selling aids.

DISTRIBUTION EXPENSES UNDER RULE 12b-1

The Fund bears some of the costs of selling its Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares (“Share Classes”), as applicable, including certain advertising, marketing and shareholder service expenses, pursuant to Rule 12b-1 of the 1940 Act.  These 12b-1 fees are indirectly paid by the shareholder, as shown by the Fund’s expense table in the prospectus. The 12b-1 fees are composed of service fees and/or distribution fees which are described further below. Certain Wachovia affiliates receive 12b-1 fees from the Funds.

Class I and Institutional shares of the Fund do not pay 12b-1 fees.

Under the Distribution Plans (each a “Plan,” together, the “Plans”) that the Fund has adopted for its Share Classes, the Fund may incur expenses for 12b-1 fees up to a maximum annual percentage of the average daily net assets attributable to a class, as described below. Amounts paid under the Plans are used to compensate EIS pursuant to Principal Underwriting Agreements (each an “Agreement,” together, the “Agreements”) that the Fund has entered into with respect to its Share Classes, as applicable.

Class	Current Maximum 12b-1 Fees Allowed Under the Plans
A	0.75%(a)
B	1.00%
C	1.00%
S	0.75%(b)
S1	0.75%(b)
Administrative	0.75%(c)
Institutional Service	0.75%(d)
Investor	0.75%(e)
Participant	0.75%(f)
Reserve	0.75%(g)
Resource	1.00%(h)
R	1.00%(i)

(a) Currently limited to 0.30% or less on Evergreen funds. Of this amount 0.25% is to be used exclusively as a service fee.  See the expense table in the prospectus of the Fund in which you are interested.

(b) Currently limited to 0.60% or less on Evergreen money market funds. Of this amount 0.25% is to be used exclusively as a service fee.  See the expense table in the prospectus of the Fund in which you are interested.

(c) Currently limited to 0.05% or less on Evergreen institutional money market funds. This amount is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(d) Currently limited to 0.25% or less on Evergreen institutional money market funds or other Evergreen funds offering Institutional Service shares. This amount is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(e) Currently limited to 0.10% or less on Evergreen institutional money market funds. This amount is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(f) Currently limited to 0.50% or less on Evergreen institutional money market funds. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(g) Currently limited to 0.65% or less on Evergreen institutional money market funds. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(h) Currently limited to 0.80% or less on Evergreen institutional money market funds. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(i) Currently limited to 0.50% or less on Evergreen funds. Of this amount 0.25% is to be used exclusively as a service fee.  See the expense table in the prospectus of the Fund in which you are interested.

Of the amounts above, each class may pay under its Plan a maximum service fee of 0.25% to compensate organizations, which may include the Fund’s investment advisor or its affiliates, for personal services provided to shareholders and the maintenance of shareholder accounts.  The Fund may not, during any fiscal period, pay 12b-1 fees greater than the amounts described in the chart above under “Current Maximum 12b-1 Fees Allowed Under the Plans.” The Trustees may, without shareholder approval, increase the fees allowed under the Agreements up to the current maximum 12b-1 fees allowed under the Plans.

The Agreements provide that EIS will use the distribution fees received from the Fund for the following purposes:

(1)       to compensate broker-dealers or other persons for distributing Fund shares;

(2)       to compensate broker-dealers, depository institutions and other financial intermediaries for providing administrative, accounting and other services with respect to the Fund’s shareholders; and

(3)       to otherwise promote the sale of Fund shares.

The Agreements also provide that EIS may use distribution fees to make interest and principal payments in respect of amounts that have been financed to pay broker-dealers or other persons for distributing Fund shares.  EIS may assign its rights to receive compensation under the Plans to secure such financings.  Wachovia or its affiliates may finance payments made by EIS to compensate broker-dealers or other persons for distributing shares of the Fund.

In the event the Fund acquires the assets of another mutual fund, compensation paid to EIS under the Agreements may be paid by EIS to the acquired fund’s distributor or its predecessor.

Since EIS’s compensation under the Agreements is not directly tied to the expenses incurred by EIS, the compensation received by it under the Agreements during any fiscal year may be more or less than its actual expenses and may result in a profit to EIS.  Distribution expenses incurred by EIS in one fiscal year that exceed the compensation paid to EIS for that year may be paid from distribution fees received from the Fund in subsequent fiscal years.

Distribution fees are accrued daily and paid at least annually on Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares and are charged as class expenses, as accrued.  The distribution fees attributable to the Class B and Class C shares are designed to permit an investor to purchase such shares through broker‑dealers without the assessment of a front‑end sales charge, while at the same time permitting EIS to compensate broker‑dealers in connection with the sale of such shares.

            Service fees are accrued daily and paid at least annually on Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares and are charged as class expenses, as accrued.

            Under the Plans, the Treasurer of the Trust reports the amounts expended under the Plans and the purposes for which such expenditures were made to the Trustees of the Trust for their review on a quarterly basis.  Also, each Plan provides that the selection and nomination of the Independent Trustees are committed to the discretion of such Independent Trustees then in office.

            The investment advisor may from time to time from its own funds or such other resources as may be permitted by rules of the SEC make payments for distribution services to EIS; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

            Each Plan and the Agreement will continue in effect for successive 12‑month periods provided, however, that such continuance is specifically approved at least annually by the Trustees of the Trust or by vote of the holders of a majority of the outstanding voting securities of that class and, in either case, by a majority of the Independent Trustees of the Trust.

            The Plans permit the payment of fees to brokers and others for distribution and shareholder‑related administrative services and to broker‑dealers, depository institutions, financial intermediaries and administrators for administrative services as to Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares.  The Plans are designed to (i) stimulate brokers to provide distribution and administrative support services to the Fund and holders of Class A, Class B, Class C, Class S, Class S1 and Institutional Service shares and (ii) stimulate administrators to render administrative support services to the Fund and holders of Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares.  The administrative services are provided by a representative who has knowledge of the shareholder's particular circumstances and goals, and include, but are not limited to providing office space, equipment, telephone facilities, and various personnel including clerical, supervisory, and computer, as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries regarding Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares; assisting clients in changing dividend options, account designations, and addresses; and providing such other services as the Fund reasonably requests for its Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares.

            In the event that the Plan or Agreement is terminated or not continued with respect to one or more classes of the Fund, (i) no distribution fees (other than current amounts accrued but not yet paid) would be owed by the Fund to EIS with respect to that class or classes, and (ii) the Fund would not be obligated to pay EIS for any amounts expended under the Agreement not previously recovered by EIS from distribution services fees in respect of shares of such class or classes through deferred sales charges.

            All material amendments to any Plan or Agreement must be approved by a vote of the Trustees of the Trust or the holders of the Fund's outstanding voting securities, voting separately by class, and in either case, by a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval; and any Plan or Agreement may not be amended in order to increase materially the costs that a particular class of shares of the Fund may bear pursuant to the Plan or Agreement without the approval of a majority of the holders of the outstanding voting shares of the class affected.  Any Plan or Agreement may be terminated (i) by the Fund without penalty at any time by a majority vote of the holders of the outstanding voting securities of the Fund, voting separately by class or by a majority vote of the Independent Trustees, or (ii) by EIS.  To terminate any Agreement, any party must give the other parties 60 days' written notice; to terminate a Plan only, the Fund need give no notice to EIS.  Any Agreement will terminate automatically in the event of its assignment.  For more information about 12b-1 fees, see “Expenses” in the prospectus and ”Distribution and/or Service (Rule 12b-1) Fees”  under “Expenses” in Part 1 of this SAI. To the extent EIMC and EIS are compensated based on assets under management in the Evergreen funds, they may be considered to have an interest in the operation of the Plans.

SERVICE FEES AND COMMISSIONS PAID TO INVESTMENT FIRMS

            EIS will pay service fees to investment firms based on the average daily net asset value of Class A, Class B, Class C, Class S, Class S1, Administrative, Investor, Participant, Reserve, Resource, Institutional Service and Class R shares, as applicable, of a Fund which the investment firm has sold and which are issued and outstanding on the books of the Fund during each quarter, and which are registered in the names of customers for whom the investment firm is the dealer of record (“Eligible Shares”).

The rate of such service fees of a Fund for Class A and Institutional Service shares (excluding Evergreen money market funds, Evergreen Short-Intermediate Municipal Bond Fund, Evergreen Limited Duration Fund and Evergreen Short Intermediate Bond Fund) will be calculated quarterly at the rate of 0.0625% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.25% annually) during such quarter.

The rate of service fees of an Evergreen money market fund with Class A shares will be calculated quarterly at the rate of 0.075% per quarter of the average daily net asset value of such Eligible Shares (approximately 0.30% annually) during such quarter.

The rate of service fees of Evergreen Short-Intermediate Municipal Bond Fund, Evergreen Limited Duration Fund and Evergreen Short Intermediate Bond Fund for Class A shares will be calculated quarterly at the rate of 0.025% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.10% annually) during such quarter.

The rate of service fees of a Fund with Administrative Shares will be calculated quarterly at the rate of 0.0125% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.05% annually) during such quarter.

The rate of service fees of a Fund with Investor Shares will be calculated quarterly at the rate of 0.025% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.10% annually) during such quarter.

The rate of service fees of a Fund with Participant and Class R Shares will be calculated quarterly at the rate of 0.125% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.50% annually) during such quarter.

The rate of service fees of a Fund with Reserve Shares will be calculated quarterly at the rate of 0.1625% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.65% annually) during such quarter.

The rate of service fees of a Fund with Resource Shares will be calculated quarterly at the rate of 0.20% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.80% annually) during such quarter.

The rate of service fees of a Fund with Class S and Class S1 Shares will be calculated quarterly at the rate of 0.15% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.60% annually) during such quarter.

The amount of any service fee that exceeds 0.25% is considered an “asset-based sales charge” and is calculated into the appropriate maximum aggregate cap as specified in the rules of the National Association of Securities Dealers.

The rate of such service fees of a Fund for Class B shares will be calculated quarterly at the rate of 0.0625% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.25% annually) during such quarter.

EIS will pay service fees to investment firms based on the average daily net asset value of Class C shares of the Fund they have sold, provided such shares have been on the books of the Fund for a minimum of 13 months from the date of purchase (plus any reinvested distributions attributable to such shares), which have been issued and outstanding on the books of such Fund during the respective quarter and which are registered in the names of customers for whom the investment firm is the dealer of record (“Class C Eligible Shares”).  Such service fees will be calculated quarterly at the rate of 0.0625% per quarter of the average daily net asset value of all such Class C Eligible Shares (approximately 0.25% annually).

In any quarter in which total service fees earned by the investment firm on such Eligible Shares of all Funds are less than $50.00 in the aggregate, no service fees will be paid to the investment firm nor will such amounts be carried over for payment in a future quarter.  Service fees will be paid within five business days after the end of the service commission period in the respective quarter.  EIS will pay service fees only to the extent that such amounts have been paid to EIS by the Fund.

            No service fees are paid on sales of any Class I or Institutional shares of the Fund.

Commissions

            EIS pays commissions to investment firms for sales of Class A shares at the following rates:

Equity Funds (except Evergreen Envision Growth Fund, Evergreen Envision Growth and Income Fund, Evergreen Large Cap Equity Fund and Evergreen Equity Index Fund)	Your Investment	Dealer Commission as a % of Offering Price
	Up to $49,999	5.00%
	$50,000-$99,999	4.25%
	$100,000-$249,999	3.25%
	$250,000-$499,999	2.00%
	$500,000-$999,999	1.75%
	$1,000,000-$2,999,999	1.00% of the first $2,999,999, plus
	$3,000,000-$4,999,999	0.50% of the next $2,000,000, plus
	$5,000,000 or greater	0.25% of amounts equal to or over $5,000,000

Long-term Bond Funds (including Evergreen Envision Growth Fund, Evergreen Envision Growth and Income Fund, Evergreen Large Cap Equity Fund and Evergreen Equity Index Fund)	Your Investment	Dealer Commission as a % of Offering Price
	Up to $49,999	4.25%
	$50,000-$99,999	4.25%
	$100,000-$249,999	3.25%
	$250,000-$499,999	2.00%
	$500,000-$999,999	1.75%
	$1,000,000-$2,999,999	1.00% of the first $2,999,999, plus*
	$3,000,000-$4,999,999	0.50% of the next $2,000,000, plus*
	$5,000,000 or greater	0.25% of amounts equal to or over $5,000,000*

Short-term Bond Funds	Your Investment	Dealer Commission as a % of Offering Price
	Up to $49,999	2.75%
	$50,000-$99,999	2.75%
	$100,000-$249,999	2.25%
	$250,000-$499,999	1.75%
	$500,000-$999,999	1.25%
	$1,000,000-$2,999,999	0.50% of the first $2,999,999, plus
	$3,000,000 or greater	0.25% of amounts equal to or over $3,000,000**

*   Evergreen Envision Funds and Evergreen Equity Index Fund pays 0.25% to investment firms for all amounts over $1,000,000.

** Evergreen Adjustable Rate Fund and Evergreen Ultra Short Opportunities Fund pay 0.25% to investment firms for all amounts over $1,000,000.

            EIS pays commissions, also referred to as a Dealer Allowance, to investment firms for sales of Class B shares in the amount of 4.00% of shares sold at the time of purchase.

EIS pays commissions to investment firms for sales of Class C shares in the amount of 1.00% of shares sold at the time of purchase.

EIS will also pay subsequent commissions to investment firms for sales of Class C shares based on the average daily net asset value of Class C shares of the Fund sold provided such shares have been on the books of the Fund for a minimum of 13 months from the date of purchase (plus any reinvested distributions attributable to such shares), which have been issued and outstanding on the books of such Fund during the calendar quarter and which are registered in the names of customers for whom the investment firm is the dealer of record (“Eligible Shares”).  Such commissions will be calculated quarterly at the rate of 0.1875% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.75% annually) during such quarter.  Such commissions will be paid by the twentieth day of the month before the end of the respective quarter.  Such commissions will continue to be paid to the investment firm quarterly so long as aggregate payments do not exceed applicable NASD limitations and other governing regulations.

            No commissions are paid on sales of any Class I, Administrative, Institutional Service, Investor, Participant, Reserve, Resource, Class R, Class S and Class S1 shares of a Fund.

TAX INFORMATION

Requirements for Qualifications as a Regulated Investment Company

            The Fund intends to qualify for and elect the tax treatment applicable to a regulated investment company (RIC) under Subchapter M of the Code.   (Such qualification does not involve supervision of management or investment practices or policies by the Internal Revenue Service.)  In order to qualify as a RIC, the Fund must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to proceeds from securities loans, gains from the sale or other disposition of securities or foreign currencies and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or foreign currencies, and net income from certain publicly traded partnerships; and (ii) diversify its holdings so that, at the end of each quarter of its taxable year, (a) at least 50% of the market value of the Fund's total assets is represented by cash, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), the securities of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses, or in the securities of one or more publicly traded partnerships.  By so qualifying, the Fund is not subject to federal income tax if it timely distributes its investment company taxable income and any net realized capital gains.  A 4% nondeductible excise tax will be imposed on the Fund to the extent it does not meet certain distribution requirements with respect to each calendar year and with respect to each one-year period ending on October 31.  The Fund anticipates meeting such distribution requirements.

Taxes on Distributions

Unless the Fund is a municipal bond or municipal money market fund, distributions will be taxable to shareholders whether made in shares or in cash.  Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of the Fund on the reinvestment date.

            To calculate ordinary income for federal income tax purposes, shareholders must generally include dividends paid by the Fund from its investment company taxable income (net taxable investment income plus net realized short‑term capital gains, if any).  The Fund will include dividends it receives from domestic corporations when the Fund calculates its gross investment income.  Unless the Fund is a corporate, U.S. Treasury, U.S. Government or municipal bond fund or a money market fund, it anticipates that all or a portion of the ordinary dividends which it pays will qualify for the 70% dividends-received deduction for corporations and the current 15% rate of tax for other taxpayers who have met the relevant holding period requirements discussed below.  The Fund will inform shareholders of the amounts that so qualify.  If the Fund is a corporate, U.S. Treasury, U.S. Government or municipal bond fund or a money market fund, none of its income will consist of corporate dividends; therefore, none of its distributions will qualify for the 70% dividends-received deduction for corporations or the 15% rate of tax for other taxpayers.

In order for dividends received by a Fund shareholder to be “qualified dividend income” (qualifying for the 15% rate of tax), the Fund must meet holding period and other requirements with respect to the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares.  A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

From time to time, the Fund will distribute the excess of its net long‑term capital gains over its short‑term capital loss to shareholders (i.e., capital gain dividends).  For federal tax purposes, shareholders must include such capital gain dividends when calculating their net long‑term capital gains.  Capital gain dividends are taxable as net long-term capital gains to a shareholder, no matter how long the shareholder has held the shares. The Fund’s transactions in options, futures contracts, hedging transactions, forward contracts, swap agreements, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses.  These rules could therefore affect the amount, timing and character of distributions to shareholders.

Distributions by the Fund reduce its NAV.  A distribution that reduces the Fund's NAV below a shareholder's cost basis is taxable as described above, although from an investment standpoint, it is a return of capital.  In particular, if a shareholder buys Fund shares just before the Fund makes a distribution, when the Fund makes the distribution the shareholder will receive what is in effect a return of capital.  Nevertheless, the shareholder may incur taxes on the distribution.  Therefore, shareholders should carefully consider the tax consequences of buying Fund shares just before a distribution.

All distributions, whether received in shares or cash, must be reported by each shareholder on his or her federal income tax return.  Each shareholder should consult a tax advisor to determine the state and local tax implications of Fund distributions.

If more than 50% of the value of the Fund's total assets at the end of a fiscal year consists of securities of foreign corporations and the Fund elects to make foreign tax credits available to its shareholders, a shareholder will be required to include in his gross income both cash dividends and the amount the Fund advises him is his pro rata portion of income taxes withheld by foreign governments from interest and dividends paid on the Fund's investments.  The shareholder may be entitled, however, to take the amount of such foreign taxes withheld as a credit against his U.S. income tax, or to treat the foreign tax withheld as an itemized deduction from his gross income, if that would be to his advantage.  In substance, this policy enables the shareholder to benefit from the same foreign tax credit or deduction that he would have received if he had been the individual owner of foreign securities and had paid foreign income tax on the income therefrom.  As in the case of individuals receiving income directly from foreign sources, the credit or deduction is subject to a number of limitations.

            For Funds that may invest an amount less than or equal to 50% of the value of its assets in foreign securities, income received by the Fund from its investments in foreign securities may also be subject to withholding and other taxes.  Tax Conventions between certain countries and the U.S. may reduce or eliminate such taxes.  Shareholders in such Funds that invest up to 50% of their assets in foreign securities will not be entitled to a credit or deduction with respect to such foreign taxes.

            The Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Special Tax Information for Shareholders of Municipal Bond or Municipal Money Market Funds

The Fund expects that substantially all of its dividends will be "exempt interest dividends," which should be treated as excludable from federal gross income.  In order to pay exempt interest dividends, at least 50% of the value of the Fund's assets must consist of federally tax‑exempt obligations at the close of each quarter.  An exempt interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by the Fund with respect to its net federally excludable municipal obligation interest and designated as an exempt interest dividend in a written notice mailed to each shareholder not later than 60 days after the close of its taxable year.  The percentage of the total dividends paid by the Fund with respect to any taxable year that qualifies as exempt interest dividends will be the same for all shareholders of the Fund receiving dividends with respect to such year.  If a shareholder receives an exempt interest dividend with respect to any share and such share has been held for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the exempt interest dividend amount.

Any shareholder of the Fund who may be a “substantial user” (as defined by the Code) of a facility financed with an issue of tax‑exempt obligations or a "related person" to such a user should consult his tax advisor concerning his qualification to receive exempt interest dividends should the Fund hold obligations financing such facility.

            Under regulations to be promulgated, to the extent attributable to interest paid on certain private activity bonds, the Fund's exempt interest dividends, while otherwise tax‑exempt, will be treated as a tax preference item for alternative minimum tax purposes.  Corporate shareholders should also be aware that the receipt of exempt interest dividends could subject them to alternative minimum tax under the provisions of Section 56(g) of the Code (relating to "adjusted current earnings").

Interest on indebtedness incurred or continued by shareholders to purchase or carry shares of the Fund will not be deductible for federal income tax purposes to the extent of the portion of the interest expense relating to exempt interest dividends.  Such portion is determined by multiplying the total amount of interest paid or accrued on the indebtedness by a fraction, the numerator of which is the exempt interest dividends received by a shareholder in his taxable year and the denominator of which is the sum of the exempt interest dividends and the taxable distributions out of the Fund's investment income and long‑term capital gains received by the shareholder.

Taxes on the Sale or Exchange of Fund Shares

            Upon a sale or exchange of Fund shares, a shareholder will realize a taxable gain or loss depending on his or her basis in the shares.  A shareholder must treat such gains or losses as a capital gain or loss if the shareholder held the shares as capital assets.  Currently, capital gain on assets held for more than 12 months is generally subject to a maximum federal income tax rate of 15% for an individual.  Generally, the Code will not allow a shareholder to realize a loss on shares he or she has sold or exchanged and replaced within a 61-day period beginning 30 days before and ending 30 days after he or she sold or exchanged the shares.  The Code will not allow a shareholder to realize a loss on the sale of Fund shares held by the shareholder for six months or less to the extent the shareholder received exempt interest dividends on such shares.  Moreover, the Code will treat a shareholder's loss on shares held for six months or less as a long‑term capital loss to the extent the shareholder received distributions of net capital gains on such shares.

            Shareholders who fail to furnish their taxpayer identification numbers to the Fund and to certify as to its correctness and certain other shareholders may be subject to a federal income tax backup withholding requirement at the rate of 28% on dividends, distributions of capital gains and redemption proceeds paid to them by the Fund.  If the withholding provisions are applicable, any such dividends or capital gain distributions to these shareholders, whether taken in cash or reinvested in additional shares, and any redemption proceeds will be reduced by the amounts required to be withheld.  Investors may wish to consult their own tax advisors about the applicability of the backup withholding provisions.

Other Tax Considerations

            The foregoing discussion relates solely to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates).  It does not reflect the special tax consequences to certain taxpayers (e.g., banks, insurance companies, tax exempt organizations and foreign persons).  Shareholders are encouraged to consult their own tax advisors regarding specific questions relating to federal, state and local tax consequences of investing in shares of the Fund.  Each shareholder who is not a U.S. person should consult his or her tax advisor regarding the U.S. and foreign tax consequences of ownership of shares of the Fund.  The Fund will withhold a tax at a rate of 30% (or lower under a tax treaty) on all ordinary dividend distributions to non-U.S. persons.  The withholding obligation generally does not apply to properly designated dividends derived from certain interest income of the Fund or from short-term capital gains of the Fund which are paid with respect to Fund years beginning before January 1, 2008. Depending on the circumstances, the Fund may make such designations with respect to all, some or none of its potentially eligible dividends and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding.  In order to qualify for this exemption from withholding, a foreign person will need to comply with applicable certification requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN or substitute Form).  In the case of shares held through an intermediary, the intermediary may withhold even if the Fund makes a designation with respect to a payment.  Foreign persons should contact their intermediaries with respect to the application of these rules to their accounts.

BROKERAGE

Brokerage Commissions

If the Fund invests in equity securities, it expects to buy and sell them through brokerage transactions for which commissions are payable.  Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down.  Where transactions are made in the over-the-counter market, the Fund will deal with primary market makers unless more favorable prices are otherwise obtainable.

If the Fund invests in fixed income securities, it expects to buy and sell them directly from the issuer or an underwriter or market maker for the securities.  Generally, the Fund will not pay brokerage commissions for such purchases.  When the Fund buys a security from an underwriter, the purchase price will usually include an underwriting commission or concession.  The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down.  When the Fund executes transactions in the over‑the‑counter market, it will deal with primary market makers unless more favorable prices are otherwise obtainable.

Selection of Brokers

When buying and selling portfolio securities, the advisor seeks brokers who can provide the most benefit to the Fund.  When selecting a broker, the investment advisor will primarily look for the best price at the lowest commission, but in the context of the broker’s:

1.         ability to provide the best net financial result to the Fund;

2.         efficiency in handling trades;

3.         ability to trade large blocks of securities;

4.         readiness to handle difficult trades;

5.         financial strength and stability; and

6.         provision of “research services,” defined as (a) reports and analyses concerning issuers, industries, securities and economic factors and (b) other information useful in making investment decisions.

The Fund may pay higher brokerage commissions to a broker providing it with research services, as defined in item 6, above, including Wachovia Securities, LLC, an affiliate of the Fund’s investment advisor.  Pursuant to Section 28(e) of the Securities Exchange Act of 1934, this practice is permitted if the commission is reasonable in relation to the brokerage and research services provided.  Research services provided by a broker to the investment advisor do not replace, but supplement, the services the investment advisor is required to deliver to the Fund.  It is impracticable for the investment advisor to allocate the cost, value and specific application of such research services among its clients because research services intended for one client may indirectly benefit another.

When selecting a broker for portfolio trades, the investment advisor may not consider the amount of Fund shares a broker has sold.

            Wachovia Securities, LLC, an affiliate of the Fund’s investment advisor and a member of the New York and American Stock Exchanges, may effect portfolio transactions on those exchanges for the Fund. Wachovia Securities, LLC, is a majority-owned subsidiary of Wachovia Corporation, the Fund’s investment advisor’s parent.

Simultaneous Transactions

The investment advisor makes investment decisions for the Fund independently of decisions made for its other clients.  When a security is suitable for the investment goal of more than one client, it may be prudent for the investment advisor to engage in a simultaneous transaction, that is, buy or sell the same security for more than one client.   The investment advisor strives for an equitable result in such transactions by using an allocation formula. The high volume involved in some simultaneous transactions can result in greater value to the Fund, but the ideal price or trading volume may not always be achieved for the Fund.

ORGANIZATION

            The following is qualified in its entirety by reference to the Trust’s Declaration of Trust.

Description of Shares

            The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of series and classes of shares.  Each share of the Fund represents an equal proportionate interest with each other share of that series and/or class.  Upon liquidation, shares are entitled to a pro rata share of the Trust based on the relative net assets of each series and/or class.  Shareholders have no preemptive or conversion rights.  Shares are redeemable and transferable.

Voting Rights

            Under the terms of the Declaration of Trust, the Trust is not required to hold annual meetings.  At meetings called for the initial election of Trustees or to consider other matters, each share is entitled to one vote for each dollar of “NAV” applicable to such share.  Shares generally vote together as one class on all matters.  Classes of shares of the Fund have equal voting rights.  No amendment may be made to the Declaration of Trust that adversely affects any class of shares without the approval of a majority of the votes applicable to the shares of that class.  Shares have non‑cumulative voting rights, which means that the holders of more than 50% of the votes applicable to shares voting for the election of Trustees can elect 100% of the Trustees to be elected at a meeting and, in such event, the holders of the remaining shares voting will not be able to elect any Trustees.

            After the initial meeting as described above, no further meetings of shareholders for the purpose of electing Trustees will be held, unless required by law (for such reasons as electing or removing Trustees, changing fundamental policies, and approving advisory agreements or 12b-1 plans), unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time, the Trustees then in office will call a shareholders' meeting for the election of Trustees.

Limitation of Trustees' Liability

            The Declaration of Trust provides that a Trustee will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties involved in the conduct of his office.

Code of Ethics

            The Trust, its principal underwriter and its various investment advisors have each adopted a code of ethics pursuant to the requirements of Rule 17j-1 of the 1940 Act (“Code of Ethics”).  Each of these Codes of Ethics permits Fund personnel to invest in securities, including securities that may be purchased or held by the Fund, for their own accounts subject to certain restrictions and conditions and is on file with, and available from, the SEC.

Shareholder Liability

Under Delaware law, shareholders could, under certain circumstances, be held personally liable for the obligations of a Fund.  However, the Declaration of Trust states that no shareholder shall be personally liable for the debts, liabilities, obligations and expense incurred by, contracted for, or otherwise existing with respect to the Fund and provides that notice of such disclaimer may be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Trustees.  The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for any obligation or liability of the Fund solely by reason of being or having been a shareholder.  Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is generally limited to the circumstances in which the Fund would be unable to meet its obligations.

INVESTMENT ADVISORY AGREEMENT

            On behalf of the Fund, the Trust has entered into an investment advisory agreement with the Fund’s investment advisor (the "Advisory Agreement").  Under the Advisory Agreement, and subject to the supervision of the Trust's Board of Trustees, the investment advisor furnishes to the Fund investment advisory, management and administrative services, office facilities, and equipment in connection with its services for managing the investment and reinvestment of the Fund's assets.  The investment advisor pays for all of the expenses incurred in connection with the provision of its services.

              The Fund pays for all charges and expenses, other than those specifically referred to as being borne by the investment advisor, including, but not limited to, (1) custodian charges and expenses; (2) bookkeeping and auditors' charges and expenses; (3) transfer agent charges and expenses; (4) fees and expenses of Independent Trustees; (5) brokerage commissions, brokers' fees and expenses; (6) issue and transfer taxes; (7) applicable costs and expenses under the Distribution Plan (as described above) (8) taxes and trust fees payable to governmental agencies; (9) the cost of share certificates; (10) fees and expenses of the registration and qualification of the Fund and its shares with the SEC or under state or other securities laws; (11) expenses of preparing, printing and mailing prospectuses, SAIs, notices, reports and proxy materials to shareholders of the Fund; (12) expenses of shareholders' and Trustees' meetings; (13) charges and expenses of legal counsel for the Fund and for the Independent Trustees on matters relating to the Fund; (14) charges and expenses of filing  annual and other reports with the SEC and other authorities; and (15) all extraordinary charges and expenses of the Fund. For information on advisory fees paid by the Fund, see “Expenses” in Part 1 of this SAI.

            The Advisory Agreement continues in effect for two years from its effective date and, thereafter, from year to year only if approved at least annually by the Board of Trustees of the Trust or by a vote of a majority of the Fund's outstanding shares.   In either case, the terms of the Advisory Agreement and continuance thereof must be approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated, without penalty, on 60 days' written notice by the Trust's Board of Trustees or by a vote of a majority of outstanding shares.  The Advisory Agreement will terminate automatically upon its "assignment" as that term is defined in the 1940 Act.

            For a discussion regarding the considerations of the Fund's Board of Trustees for approving or renewing the Fund's investment advisory agreement, please see either the Fund's Annual Report or Semiannual Report immediately following the approval of the Fund's contract for the most recent fiscal period.

Transactions Among Advisory Affiliates

            The Trust has adopted procedures pursuant to Rule 17a‑7 of the 1940 Act ("Rule 17a‑7 Procedures").  The Rule 17a‑7 Procedures permit the Fund to buy or sell securities from another investment company for which a subsidiary of Wachovia Corporation is an investment advisor.  The Rule 17a‑7 Procedures also allow the Fund to buy or sell securities from other advisory clients for whom a subsidiary of Wachovia Corporation is an investment advisor.  The Fund may engage in such transaction if it is equitable to each participant and consistent with each participant's investment objective.

PORTFOLIO MANAGERS

EIMC AND KAPLAN PORTFOLIO MANAGERS

Other Funds and Accounts Managed.  The following table provides information about the registered investment companies and other pooled investment vehicles and accounts managed by the portfolio managers of the Funds as of the Funds’ most recent fiscal year end, July 31, 2006.

Portfolio Manager		(Assets in thousands)
Sujatha Avutu, CFA	Assets of registered investment companies managed
	Evergreen Equity Income Fund...................................................	$1,126,356
	Sentinel Capital Markets Income Fund[1]....................................	$56,187
	TOTAL...............................................................................................	$1,182,543
	Those subject to performance fee..............................................	0
	Number of other pooled investment vehicles managed...............	0
	Assets of other pooled investment vehicles managed..........	$0
	Number of those subject to performance fee...........................	0
	Assets of those subject to performance fee.............................	$0
	Number of separate accounts managed.........................................	0
	Assets of separate accounts managed....................................	$0
	Number of those subject to performance fee..........................	0
	Assets of those subject to performance fee.............................	$0

James L. Kaplan	Assets of registered investment companies managed
	Evergreen Small Cap Value Fund......................................................	$460,109
	TOTAL...............................................................................................	$460,109
	Those subject to performance fee..............................................	0
	Number of other pooled investment vehicles managed...............	1
	Assets of other pooled investment vehicles managed..........	$22,206
	Number of those subject to performance fee...........................	0
	Assets of those subject to performance fee.............................	$0
	Number of separate accounts managed.........................................	860
	Assets of separate accounts managed....................................	$3,486,186
	Number of those subject to performance fee..........................	1
	Assets of those subject to performance fee.............................	$208,504

Walter T. McCormick, CFA	Assets of registered investment companies managed................
	Evergreen Fundamental Large Cap Fund	$1,206,559
	Evergreen Va. Fundamental Large Cap Fund	$172,182
	Evergreen Va. Balanced Fund[2]	$76,719
	Evergreen Balanced Fund[2]	$1,380,160
	TOTAL...............................................................................................	$2,835,620
	Those subject to performance fee..............................................	0
	Number of other pooled investment vehicles managed...............	0
	Assets of other pooled investment vehicles managed..........	$0
	Number of those subject to performance fee...........................	0
	Assets of those subject to performance fee.............................	$0
	Number of separate accounts managed.........................................	1
	Assets of separate accounts managed....................................	$158,877
	Number of those subject to performance fee..........................	0
	Assets of those subject to performance fee.............................	$0

James M. Tringas, CFA	Assets of registered investment companies managed
	Evergreen Special Values Fund.........................................................	$2,319,966
	Evergreen VA. Special Values Fund..................................................	$116,265
	TOTAL...............................................................................................	$2,436,231
	Those subject to performance fee..............................................	0
	Number of other pooled investment vehicles managed...............	0
	Assets of other pooled investment vehicles managed..........	$0
	Number of those subject to performance fee...........................	0
	Assets of those subject to performance fee.............................	$0
	Number of separate accounts managed.........................................	4
	Assets of separate accounts managed....................................	$413,505
	Number of those subject to performance fee..........................	0
	Assets of those subject to performance fee.............................	$0

Paul Wiesman	Assets of registered investment companies managed
	Evergreen Small Cap Value Fund .....................................................	$460,109
	TOTAL...............................................................................................	$460,109
	Those subject to performance fee..............................................	0
	Number of other pooled investment vehicles managed...............	1
	Assets of other pooled investment vehicles managed..........	$22,206
	Number of those subject to performance fee...........................	0
	Assets of those subject to performance fee.............................	$0
	Number of separate accounts managed.........................................	860
	Assets of separate accounts managed....................................	$3,486,186
	Number of those subject to performance fee..........................	1
	Assets of those subject to performance fee.............................	$208,504

Regina Wiedenski	Assets of registered investment companies managed
	Evergreen Small Cap Value Fund .....................................................	$460,109
	TOTAL...............................................................................................	$460,109
	Those subject to performance fee..............................................	0
	Number of other pooled investment vehicles managed...............	1
	Assets of other pooled investment vehicles managed..........	$22,206
	Number of those subject to performance fee...........................	0
	Assets of those subject to performance fee.............................	$0
	Number of separate accounts managed.........................................	860
	Assets of separate accounts managed....................................	$3,486,186
	Number of those subject to performance fee..........................	1
	Assets of those subject to performance fee.............................	$208,504

William Zieff	Assets of registered investment companies managed
	Evergreen Disciplined Value Fund....................................................	$694,855
	Evergreen Disciplined Small-Mid Value Fund.................................	$6,657
	Evergreen Equity Index Fund...............................................................	$827,496
	Evergreen Global Large Cap Equity Fund........................................	$134,890
	Evergreen Large Cap Equity Fund.....................................................	$1,878,451
	Evergreen Market Index Fund..............................................................	$409,583
	Evergreen Market Index Growth Fund................................................	$705,209
	Evergreen Market Index Value Fund..................................................	$521,165
	Evergreen Special Equity Fund...........................................................	$175,520
	TOTAL...............................................................................................	$5,353,826
	Those subject to performance fee..............................................	$1,878,451
	Number of other pooled investment vehicles managed...............	3
	Assets of other pooled investment vehicles managed..........	$1,740,270
	Number of those subject to performance fee...........................	0
	Assets of those subject to performance fee.............................	$0
	Number of separate accounts managed.........................................	51
	Assets of separate accounts managed....................................	$5,851,834
	Number of those subject to performance fee..........................	0
	Assets of those subject to performance fee.............................	$0

1. Ms. Avutu is not fully responsible for the management of the entire portfolio of the Sentinel Capital Markets Income Fund.  As of July 31, 2006, she was responsible only for approximately $16.3 million of the $56.2 million in assets in this fund.

2. Mr. McCormick is not fully responsible for the management of the entire portfolios of Evergreen Balanced Fund and Evergreen VA Balanced Fund.  As of July 31, 2006, he was responsible only for approximately $1098.2 million of the $1,456.9 million in assets in these funds.

Conflicts of Interest.  Portfolio managers generally face two types of conflicts of interest:  (1) conflicts between and among the interests of the various accounts they manage, and (2) conflicts between the interests of the accounts they manage and their own personal interests.  The policies of EIMC and Kaplan require that portfolio managers treat all accounts they manage equitably and fairly in the face of such real or potential conflicts.

The management of multiple Funds and other accounts may require the portfolio manager to devote less than all of his or her time to a Fund, particularly if the Funds and accounts have different objectives, benchmarks and time horizons.  The portfolio manager may also be required to allocate his or her investment ideas across multiple Funds and accounts.  In addition, if a portfolio manager identifies a limited investment opportunity, such as an initial public offering, that may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of that investment across all eligible Funds and accounts.  Further, security purchase and sale orders for multiple accounts often are aggregated for purpose of execution.  Although such aggregation generally benefits clients, it may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts.  It may also happen that a Fund’s adviser or sub-adviser will determine that it would be in the best interest, and consistent with the investment policies, of another account to sell a security (including by means of a short sale) that a Fund holds long, potentially resulting in a decrease in the market value of the security held by the Fund.

As noted above, portfolio managers may also experience certain conflicts between the interests of the accounts they manage and their own personal interests (which may include interests in advantaging EIMC or a sub-advisor).  The structure of a portfolio manager’s or an investment advisor’s compensation may create an incentive for the manager or advisor to favor accounts whose performance has a greater impact on such compensation.  The portfolio manager may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such accounts.  Similarly, if a portfolio manager holds a larger personal investment in one Fund than he or she does in another, the portfolio manager may have an incentive to favor the Fund in which he or she holds a larger stake.

The Evergreen funds may engage in cross trades, in which one Evergreen fund sells a particular security to another Evergreen fund or account (potentially saving transaction costs for both accounts).  Cross trades may pose a potential conflict of interest if, for example, one account sells a security to another account at a higher price than an independent third party would pay.

In general, EIMC and Kaplan have policies and procedures to address the various potential conflicts of interest described above.  Each advisor has policies and procedures designed to ensure that portfolio managers have sufficient time and resources to devote to the various accounts they manage.  Similarly, each firm has policies and procedures designed to ensure that investments and investment opportunities are allocated fairly across accounts, and that the interests of client accounts are placed ahead of a portfolio manager’s personal interests.  However, there is no guarantee that such procedures will detect or address each and every situation where a conflict arises.

Compensation.  For EIMC, portfolio managers’ compensation consists primarily of a base salary and an annual bonus.  Each portfolio manager’s base salary is reviewed annually and adjusted based on consideration of various factors specific to the individual portfolio manager, including, among others, experience, quality of performance record and breadth of management responsibility, and a comparison to competitive market data provided by external compensation consultants.  The annual bonus pool for portfolio managers and other employees that are eligible to receive bonuses is determined based on the overall profitability of the firm during the relevant year.  Certain portfolio managers may have bonuses predetermined at certain amounts for certain periods of time.

The annual bonus has an investment performance component, which accounts for a majority of the annual bonus, and a subjective evaluation component.  The bonus is typically paid in a combination of cash and equity incentive awards (non-qualified stock options and/or restricted stock) in Wachovia Corporation, EIMC’s publicly traded parent company.  The amount of the investment performance component is based on the pre-tax investment performance of the funds and accounts managed by the individual (or one or more appropriate composites of such funds and accounts) over the prior five years compared to the performance over the same time period of an appropriate benchmark (typically a broad-based index or universe of external funds or managers with similar characteristics).  See the information below relating to other funds and accounts managed by the portfolio managers for the specific benchmarks used in evaluating performance.  In calculating the amount of the investment performance component, performance for the most recent year is weighted 25%, performance for the most recent three-year period is weighted 50% and performance for the most recent five-year period is weighted 25%.  In general, the investment performance component is determined using a weighted average of investment performance of each product managed by the portfolio manager, with the weighting done based on the amount of assets the portfolio manager is responsible for in each such product.  For example, if a portfolio manager was to manage a mutual fund with $400 million in assets and separate accounts totaling $100 million in assets, performance with respect to the mutual fund would be weighted 80% and performance with respect to the separate accounts would be weighted 20%.  In certain cases, portfolio weights within the composite may differ from the actual weights as determined by assets.  For example, a very small fund’s weight within a composite may be increased to create a meaningful contribution.

To be eligible for an investment performance related bonus, the time-weighted average percentile rank must be above the 50th percentile.  A portfolio manager has the opportunity to maximize the investment performance component of the incentive payout by generating performance at or above the 25th percentile level.

In determining the subjective evaluation component of the bonus, each manager is measured against predetermined objectives and evaluated in light of other discretionary considerations.  Objectives are set in several categories, including teamwork, participation in various assignments, leadership, and development of staff.

For Kaplan, portfolio managers earn a base salary and earn additional compensation based upon specific formulas agreed to in connection with the acquisition of Kaplan by EIMC. Such formulas generally take into consideration revenue and/or profitability of Kaplan on investment advisory business.

For calendar year 2005, the investment performance component of each portfolio manager’s bonus will be determined based on comparisons to the benchmarks (either to the individual benchmark or one or more composites of all or some of such benchmarks) indicated below.  The benchmarks may change for purposes of calculating bonus compensation for calendar year 2006.

Portfolio Manager

Sujatha Avutu..............	Lipper Equity Income Lipper Large Cap Core Lipper Utility Lipper Small Cap Value
Walter T. McCormick.	Lipper Large Cap Core Lipper Large Cap Growth Lipper Utility Lipper Multi Cap Growth Lipper Equity Income
James M. Tringas......	Lipper Small Cap Value
William Zieff................	Lipper Large Cap Core Lipper S&P Index Objective Lipper MultiCap Value Callan Mutual Fund Large Cap Core Callan Institutional Large Cap Core Lipper Global Large Cap Core

EIMC portfolio managers that manage certain privately offered pooled investment vehicles may also receive a portion of the advisory fees and/or performance fees charged by EIMC (or an affiliate of EIMC) to such clients.  Unless described in further detail below, none of the portfolio managers of the Funds receives such compensation.

In addition, portfolio managers may participate, at their election, in various benefits programs, including the following:

- medical, dental, vision and prescription benefits,

- life, disability and long-term care insurance,

- before-tax spending accounts relating to dependent care, health care, transportation and parking, and

- various other services, such as family counseling and employee assistance programs, prepaid or discounted legal services, health care advisory programs and access to discount retail services.

These benefits are broadly available to EIMC employees.  Senior level employees, including many portfolio managers but also including many other senior level executives, may pay more or less than employees that are not senior level for certain benefits, or be eligible for, or required to participate in, certain benefits programs not available to employees who are not senior level.  For example, only senior level employees above a certain compensation level are eligible to participate in the Wachovia Corporation deferred compensation plan, and certain senior level employees are required to participate in the deferred compensation plan.

Fund Holdings.  The table below presents the dollar range of investment each portfolio manager beneficially holds in each Fund he or she manages as well as the dollar range of total exposure to the Evergreen family of funds (including both open-end and closed-end funds) as of the Funds’ fiscal year ended July 31, 2006. Total exposure equals the sum of (i) the portfolio manager’s beneficial ownership in direct Evergreen fund holdings, plus (ii) the portfolio manager’s Evergreen fund holdings through the Wachovia Corporation 401(k) plan, plus (iii) the portfolio manager’s Wachovia Corporation deferred compensation plan exposure to Evergreen funds.

Disciplined Value Fund
William Zieff……………………….	$10,001 - $50,000

Equity Income Fund
Sujatha Avutu…………………….	$10,001 - $50,000

Equity Index Fund
William Zieff……………………….	$0

Fundamental Large Cap Fund
Walter T. McCormick…………….	$100,001 - $500,000

Small Cap Value Fund
James L. Kaplan………………….	$50,001 - $100,000
Regina Wiedenski………………..	$100,001 - $500,000
Paul Weisman…………………….	$10,001 - $50,000

Special Values Fund
James M. Tringas………………..	$100,001 - $500,000

Evergreen Family of Funds
Sujatha Avutu.........................	$10,001 - $50,000
James L. Kaplan...................	$50,000 - $100,000
Walter T. McCormick............	Over $1,000,000
James M. Tringas.................	$100,001 - $500,000
Paul Weisman.......................	$50,001 - $100,000
Regina Wiedenski................	$100,001 - $500,000
William Zieff...........................	$50,001 - $100,000

The table below presents the dollar range of total exposure to the Evergreen family of funds (including both open-end and closed-end funds) by certain members of senior management of EIMC and its affiliates that are involved in Evergreen’s mutual fund business as of December 31, 2005.  Total exposure equals the sum of (i) the individual’s beneficial ownership in direct Evergreen fund holdings, plus (ii) the individual’s Evergreen fund holdings through the Wachovia Corporation 401(k) plan, plus (iii) the individual’s Wachovia Corporation deferred compensation plan exposure to Evergreen funds.

Maryann Bruce............................ President, EIS	$500,001 – 1,000,000
Christopher Conkey.................... Chief Investment Officer, EIMC	Over $1,000,000
Dennis Ferro................................ Chief Executive Officer, EIMC	Over $1,000,000
Richard Gershen......................... Head of Business Strategy, Risk and Product Management, EIMC	$500,001 – 1,000,000
W. Douglas Munn........................ Chief Operating Officer, EIMC	$500,001 – 1,000,000
Patrick O’Brien............................ President, Institutional Division, EIMC	Over $1,000,000

GMO PORTFOLIO MANAGER (Large Cap Value Fund)

            GMO is the investment sub-advisor to Large Cap Value Fund.  Day-to-day management of Large Cap Value Fund is the responsibility of GMO's US Quantitative Division. The Division's members work collaboratively to manage Large Cap Value Fund’s portfolio.

            The following table sets forth additional information about Mr. Choi, the senior member of the US Quantitative Division responsible for coordinating Large Cap Value Fund’s overall portfolio management.  The information provided is as of July 31, 2006.

Senior Member Asset Allocation Trust	Registered investment companies managed (including other non-GMO mutual fund subadvisory relationships)		Other pooled investment vehicles managed (world-wide)		Separate accounts managed (world-wide)
	Number of accounts	Total assets	Number of accounts	Total assets	Number of accounts	Total assets
Edmund Choi	2	$80,737,842.56	0	$0	4	$74,062,382.79
	Registered investment companies managed for which GMO receives a performance-based fee (including non-GMO mutual fund subadvisory relationships)		Other pooled investment vehicles managed (world-wide) for which GMO receives a performance-based fee		Separate accounts managed (world-wide) for which GMO receives a performance-based fee
	Number of accounts	Total assets	Number of accounts	Total assets	Number of accounts	Total assets
Edmund Choi	0	$0	0	$0	0	$0

            Conflicts of Interest.  Because the senior member manages other accounts, including accounts that pay higher fees or accounts that pay performance-based fees, potential conflicts of interest exist, including potential conflicts between the investment strategy of the fund and the investment strategy of the other accounts and potential conflicts in the allocation of investment opportunities between the fund and such other accounts.  GMO believes several factors limit those conflicts. First, GMO maintains trade allocation policies which seek to ensure such conflicts are managed appropriately.  Second, where similar accounts are traded in a common trading environment, performance attribution with full transparency of holdings and identification of contributors to gains and losses act as important controls on conflicts.  Third, the GMO’s investment divisions and Investment Analysis team periodically examine performance dispersion among accounts employing the same investment strategy but with different fee structures to ensure that any divergence in expected performance is adequately explained by differences in the client’s investment guidelines and timing of cash flows.  Fourth, the fact that the investment programs of the Fund and other similar accounts are determined based on quantitative models imposes discipline and constraint on GMO’s investment decisions.

            Compensation.  Senior members of each division are members (partners) of GMO.  Compensation for the senior member consists of a fixed annual base salary, a partnership interest in the firm’s profits and possibly an additional, discretionary, bonus related to the senior member’s contribution to GMO’s success.  The compensation program does not disproportionately reward outperformance by higher fee/performance fee products.  GMO’s Compensation Committee determines the senior member’s base salary taking into account current industry norms and market data to ensure that GMO pays a competitive base salary.  The Compensation Committee also determines the level of partnership interest, taking into account the senior member’s contribution to GMO and GMO’s mission statement.  The Committee may decide to pay a discretionary bonus to recognize specific business contributions and to ensure that the total level of compensation is competitive with the market.  Because each member’s compensation is based on his individual performance, GMO does not have a typical percentage split among base salary, bonus and other compensation.  GMO membership interests are the primary incentive for persons to maintain employment with GMO.  GMO believes this is the best incentive to maintain stability of portfolio management personnel.

Fund Holdings.  The table below presents the dollar range of investment the portfolio manager beneficially holds in the Fund he manages as well as the dollar range of total exposure to the Evergreen family of funds (including both open-end and closed-end funds) as of the Funds’ fiscal year ended July 31, 2006. Total exposure equals the sum of (i) the portfolio manager’s beneficial ownership in direct Evergreen fund holdings, plus (ii) the portfolio manager’s Evergreen fund holdings through the Wachovia Corporation 401(k) plan, plus (iii) the portfolio manager’s Wachovia Corporation deferred compensation plan exposure to Evergreen funds.

Large Cap Value Fund
Edmund Choi……………………..	$0

Evergreen Family of Funds
Edmund Choi........................	$0

MANAGEMENT OF THE TRUST

The Trust is supervised by a Board of Trustees that is responsible for representing the interests of shareholders.  The Trustees meet periodically throughout the year to oversee the Fund’s activities, reviewing, among other things, the Fund’s performance and its contractual arrangements with various service providers.  Each Trustee is paid a fee for his or her services.  See “Expenses-Trustee Compensation” in Part 1 of this SAI.

            The Trust has an Executive Committee which consists of K. Dun Gifford, Dr. Russell A. Salton, III and the Chairman of the Board, Michael S. Scofield, each of whom is an Independent Trustee. The Executive Committee recommends Trustees to fill vacancies, prepares the agenda for Board Meetings, acts on routine matters between scheduled Board meetings and reviews and resolves conflicts of interest between the Fund and the Fund's investment advisor or its affiliates.  The Executive Committee also functions as the Nominating Committee and the Qualified Legal Compliance Committee (as further described below).  As of July 14, 2006, the Executive Committee assumed the responsibilities of the Litigation Committee, which was dissolved. The Executive Committee assumed responsibilities for overseeing and assisting Trustee oversight of: litigation commenced by or against the Evergreen funds; litigation commenced by or against any service provider to the Funds that relates to the Funds or that may have a material effect on the service provider’s ability to perform its services to the Funds; non-routine regulatory actions, examinations, inspections, or other activities in respect of any service provider to the Funds that relate to its services to the Funds or that may have a material effect on the service provider’s ability to perform its services to the Funds. For the fiscal year ended July 31, 2006, the Executive Committee held 23 committee meetings.

            The Nominating Committee is responsible for nominating candidates for election to the Board of Trustees by the full Board.  The Committee may solicit suggestions for persons to fill vacancies on the Boards of Trustees from such sources as it deems appropriate, including EIMC.  The Committee will consider nominations for openings on the Board of Trustees from shareholders who have separately or as a group held for at least one full year at least 5% of the outstanding shares of a Fund.  Shareholder recommendations should be sent to the attention of the Committee in care of the Fund’s Secretary and should include biographical information, including the proposed nominee’s business experience for the past ten years and a description of the qualifications of the proposed nominee, along with a statement from the proposed nominee that he or she is willing to serve and meets the requirements to be an Independent Trustee, if applicable.

            The Fund has a 15(c) Committee which consists of Charles A. Austin, III, K. Dun Gifford, Dr. Leroy Keith, Jr., Dr. Russell A. Salton, III, Richard Shima and the Chairman of the Committee, Michael S. Scofield. The 15(c) Committee is responsible for gathering relevant information to assist the full Board in fulfilling its obligations relating to the initial approval and renewal of advisory and distribution contracts pursuant to Section 15 of the 1940 Act.  It may request information from and submit questions to the Fund's investment advisor and its affiliates in order for the full Board of Trustees to determine whether or not to enter into or renew Fund contracts. For the fiscal year ended July 31, 2006, the 15(c) Committee held 1 committee meeting.

       The Qualified Legal Compliance Committee is responsible for the establishment of written procedures for the confidential receipt, retention and consideration of any report of evidence of a material violation of an applicable U.S. federal or state securities law, a material breach of a fiduciary duty arising under U.S. federal or state law, or a similar material violation of any U.S. federal or state law by a Fund or by any officer, Trustee, employee or agent of a Fund.  The Committee is also responsible for determining whether an investigation is necessary regarding any report of evidence of a material violation.  If it is determined that there has been a material violation, the Committee is responsible for informing the Fund’s chief legal officer and chief executive officer and taking all other appropriate actions to respond to evidence of a material violation.

The Trust has an Audit Committee which consists of K. Dun Gifford, Patricia B. Norris and the Chairman of the Committee, Charles A. Austin III, each of whom is an Independent Trustee.  The purpose of the Audit Committee is to evaluate financial management, meet with the auditors and deal with other matters of a financial nature that it deems appropriate. As of July 14, 2006, the Audit Committee assumed the responsibilities of the Pricing Committee, which was dissolved.  The Audit Committee assumed the responsibilities for overseeing and assisting Trustee oversight of matters related to pricing and valuation of portfolio securities. For the fiscal year ended July 31, 2006, the Audit Committee held 6 committee meetings.

            The Trust has a 12b-1 Committee (formerly the Distribution and Shareholder Service Committee) which consists of William W. Pettit, and the Chairman of the Committee, Dr. Leroy Keith. The 12b-1 Committee oversees and assists Trustee oversight of: the means by which shares of the Evergreen funds are distributed; expenditures by the Funds’ distributor of amounts paid under the Funds’ Rule 12b-1 plans; the nature and quality of services provided by the Funds’ transfer agent; and the overall level of servicing provided to shareholders in the Funds.   For the fiscal year ended July 31, 2006, the 12b-1 Committee held 4 committee meetings.

            The Trust has a Performance Committee which consists of Gerald McDonnell, Dr. Russell A. Salton, III, David M. Richardson, Richard Wagoner and the Chairman of the Committee, Richard J. Shima.  The Performance Committee reviews all activities involving investment-related issues and activities of EIMC and any sub-advisors to the Evergreen funds and assesses the performance of the Evergreen funds. For the fiscal year ended July 31, 2006, the Performance Committee held 6 committee meetings.

            Set forth below are the Trustees of each of the fourteen Evergreen Trusts.  The address for each Trustee is P.O. Box 20083, Charlotte, North Carolina 28202. All shareholder communications should be sent to this address.

Independent Trustees:

Name and Date of Birth	Position with Trust	Beginning Year of Term of Office[1]	Principal Occupations for Last Five Years	Number of Portfolios Overseen in Evergreen Funds Complex as of 12/31/2005	Other Directorships held outside of Evergreen Funds Complex
Charles A. Austin III DOB: 10/23/1934	Trustee	1991	Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The Francis Ouimet Society (scholarship program); Former Trustee, Mentor Funds and Cash Resource Trust; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice)	90	None
K. Dun Gifford DOB: 10/23/1938	Trustee	1974	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Trustee, Mentor Funds and Cash Resource Trust	90	None
Dr. Leroy Keith, Jr. DOB: 2/14/1939	Trustee	1983	Partner, Stonington Partners, Inc. (private equity fund); Trustee, Phoenix Funds Family; Director, Diversapack Co. (packaging company); Director, Obagi Medical Products Co.; Former Director, Lincoln Educational Services; Former Trustee, Mentor Funds and Cash Resource Trust	90	Trustee, Phoenix Funds Family (consisting of 51 portfolios)
Gerald M. McDonnell DOB: 7/14/1939	Trustee	1988	Manager of Commercial Operations, SMI Steel Co. - South Carolina (steel producer); Former Trustee, Mentor Funds and Cash Resource Trust	90	None
Patricia B. Norris DOB: 4/9/1948	Trustee	2006	Former Partner, PricewaterhouseCoopers, LLP	89 [2]	None
William Walt Pettit DOB: 8/26/1955	Trustee	1984	Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp.; Director, National Kidney Foundation of North Carolina, Inc.; Member, Superior Land, LLC; Former Trustee, Mentor Funds and Cash Resource Trust	90	None
David M. Richardson DOB: 9/19/1941	Trustee	1982	President, Richardson, Runden LLC (executive recruitment business development/consulting company); Consultant, Kennedy Information, Inc. (executive recruitment information and research company); Consultant, AESC (The Association of Executive Search Consultants); Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP (communications); Former Trustee, Mentor Funds and Cash Resource Trust	90	None
Dr. Russell A. Salton, III DOB: 6/2/1947	Trustee	1984	President/CEO, AccessOne MedCard, Inc.; Former Medical Director, Healthcare Resource Associates, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust	90	None
Michael S. Scofield DOB: 2/20/1943	Trustee	1984	Retired Attorney, Law Offices of Michael S. Scofield; Director and Chairman, Branded Media Corporation (multi-media branding company); Former Trustee, Mentor Funds and Cash Resource Trust	90	None
Richard J. Shima DOB: 8/11/1939	Trustee	1993	Independent Consultant; Trustee, Saint Joseph College (CT); Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director, Trust Company of CT; Former Director, Enhance Financial Services, Inc.; Former Director, Old State House Association; Former Trustee, Mentor Funds and Cash Resource Trust	90	None

Interested Trustee:

Richard K. Wagoner, CFA[3] DOB: 12/12/1937	Trustee	1999	Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Trustee, Mentor Funds and Cash Resource Trust	90	None

1      Each Trustee, except Ms. Norris, serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. As a new Trustee, Ms. Norris' initial term ends June 30, 2009, at which time she may be re-elected by Trustees to serve until a successor is duly elected or qualified or until her death, resignation, retirement or removal from office by the Trustees.

2         Ms. Norris’ information is as of July 1, 2006, the effective date of her trusteeship.

3      Mr. Wagoner is an "interested person" of the Evergreen funds because of his ownership of shares in Wachovia Corporation, the parent to the Evergreen funds' investment advisor.

Trustee Ownership of Evergreen Fund Shares

            Set forth in the table below are the names of the Evergreen funds in which the Trustees are invested. Amounts reflected include amounts received through the Trustees’ Deferred Compensation Plan. The table shows the dollar range of each Trustee’s investment in each Fund and the aggregate dollar range of their investment in the Evergreen funds complex, as of December 31, 2005. Patricia B. Norris became a member of the Board of Trustees as of July 1, 2006.  Ms. Norris’s information is as of September 19, 2006.

Trustee	Fund	Dollar Range of Investment in Fund	Aggregate Dollar Range of Investments in Evergreen Fund Complex
Charles A. Austin III	Evergreen Aggressive Growth Fund[1]	$50,001-$100,000	Over $100,000
	Evergreen Core Bond Fund[1]	$10,001-$50,000
	Evergreen Equity Income Fund[1]	$50,001-$100,000
	Evergreen Growth Fund[1]	$50,001-$100,000
	Evergreen Health Care Fund[2]	Over $100,000
	Evergreen International Equity Fund[1]	$10,001-$50,000
	Evergreen Large Cap Value Fund[1]	$10,001-$50,000
	Evergreen Mid Cap Growth Fund[1]	Over $100,000
	Evergreen Money Market Fund	Over $100,000
	Evergreen Omega Fund[2]	$50,001-$100,000
K. Dun Gifford[3]	Evergreen Asset Allocation Fund	$10,001-$50,000	Over $100,000
	Evergreen Equity Income Fund	$10,001-$50,000
	Evergreen Emerging Markets Growth Fund	$10,001-$50,000
	Evergreen Global Opportunities Fund	Over $100,000
Dr. Leroy Keith, Jr.	Evergreen Asset Allocation Fund	$1-$10,000	$10,001-$50,000
	Evergreen Income Advantage Fund	$1-$10,000
	Evergreen Limited Duration Fund	$10,001-$50,000
	Evergreen Managed Income Fund	$1-$10,000
	Evergreen Omega Fund	$1-$10,000
	Evergreen Utilities and High Income Fund	$1-$10,000
Gerald M. McDonnell[4]	Evergreen Adjustable Rate Fund	$10,001-$50,000	Over $100,000
	Evergreen Asset Allocation Fund[1]	$50,001-$100,000
	Evergreen Balanced Fund[1]	$50,001-$100,000
	Evergreen Emerging Markets Growth Fund	$10,001-$50,000
	Evergreen Equity Income Fund	$10,001-$50,000
	Evergreen Fundamental Large Cap Fund[2]	Over $100,000
	Evergreen Global Large Cap Equity Fund[1]	$10,001-$50,000
	Evergreen Health Care Fund	$10,001-$50,000
	Evergreen Income Advantage Fund	$1-$10,000
	Evergreen Large Cap Value Fund[1]	$50,001-$100,000
	Evergreen Managed Income Fund	$1-$10,000
	Evergreen Money Market Fund[2]	Over $100,000
	Evergreen Omega Fund[1]	$10,001-$50,000
	Evergreen Short Intermediate Bond Fund	$1-$10,000
	Evergreen Strategic Municipal Bond Fund	$10,001-$50,000
	Evergreen Utilities and High Income Fund	$1-$10,000
Patricia B. Norris	Evergreen Disciplined Small-Mid Value Fund	$10,001-$50,000	Over $100,000
	Evergreen Disciplined Value Fund	$10,001-$50,000
	Evergreen Emerging Markets Growth Fund	$10,001-$50,000
	Evergreen Global Opportunities Fund	$10,001-$50,000
	Evergreen Growth Fund	$10,001-$50,000
	Evergreen Health Care Fund	$10,001-$50,000
	Evergreen International Equity Fund	$10,001-$50,000
	Evergreen Precious Metals Fund	$10,001-$50,000
	Evergreen Utilities and Telecommunications Fund	$10,001-$50,000
William Walt Pettit	Evergreen Aggressive Growth Fund	$1-$10,000	Over $100,000
	Evergreen Asset Allocation Fund[1]	$1-$10,000
	Evergreen Emerging Growth Fund[1]	$1-$10,000
	Evergreen Emerging Markets Growth Fund	$1-$10,000
	Evergreen Equity Income Fund[2]	$1-$10,000
	Evergreen Fundamental Large Cap Fund[2]	Over $100,000
	Evergreen Global Large Cap Equity Fund[2]	$1-$10,000
	Evergreen Global Opportunities Fund[1]	Over $100,000
	Evergreen Growth Fund[1]	Over $100,000
	Evergreen Health Care Fund[1]	Over $100,000
	Evergreen International Equity Fund[1]	$1-$10,000
	Evergreen Large Cap Equity Fund[1]	Over $100,000
	Evergreen Large Cap Value Fund[1]	$1-$10,000
	Evergreen Money Market Fund	$10,001-$50,000
	Evergreen Utility and Telecommunications Fund[1]	Over $100,000
David M. Richardson	Evergreen Asset Allocation Fund	$10,001-$50,000	Over $100,000
	Evergreen Managed Income Fund	$50,001-$100,000
	Evergreen Omega Fund	$10,001-$50,000
	Evergreen Special Values Fund	$50,001-$100,000
	Evergreen Utilities and High Income Fund	$10,001-$50,000
Dr. Russell A. Salton, III	Evergreen Asset Allocation Fund[1]	Over $100,000	Over $100,000
	Evergreen Global Opportunities Fund[1]	Over $100,000
	Evergreen Large Cap Value Fund[1]	Over $100,000
Michael S. Scofield	Evergreen Asset Allocation Fund	$10,001-$50,000	Over $100,000
	Evergreen Aggressive Growth Fund	$10,001-$50,000
	Evergreen Balanced Fund[2]	Over $100,000
	Evergreen Core Bond Fund[1]	$50,001-$100,000
	Evergreen Disciplined Value Fund	$10,001-$50,000
	Evergreen Equity Index Fund	$10,001-$50,000
	Evergreen Global Opportunities Fund	$10,001-$50,000
	Evergreen Health Care Fund	$10,001-$50,000
	Evergreen Income Advantage Fund	$1-$10,000
	Evergreen Managed Income Fund	$1-$10,000
	Evergreen Special Equity Fund	$10,001-$50,000
	Evergreen Treasury Money Market Fund	$1-$10,000
	Evergreen Utilities and Telecommunications Fund	$10,001-$50,000
Richard J. Shima	Evergreen Asset Allocation Fund[1]	Over $100,000	Over $100,000
	Evergreen Balanced Fund	$50,001-$100,000
	Evergreen Connecticut Municipal Bond Fund	$50,001-$100,000
	Evergreen Global Large Cap Equity Fund	Over $100,000
	Evergreen Global Opportunities Fund	Over $100,000
	Evergreen Income Advantage Fund	$10,001-$50,000
	Evergreen International Equity Fund	$10,001-$50,000
	Evergreen Large Cap Value Fund[1]	Over $100,000
	Evergreen Managed Income Fund	$10,001-$50,000
	Evergreen Omega Fund	$50,001-$100,000
	Evergreen Utilities and High Income Fund	$10,001-$50,000
Richard K. Wagoner	Evergreen Equity Income Fund	Over $100,000	Over $100,000
	Evergreen Income Advantage Fund	$1-$10,000
	Evergreen Managed Income Fund	$1-$10,000
	Evergreen Mid Cap Growth Fund	$50,001-$100,000
	Evergreen Money Market Fund	$10,001-$50,000
	Evergreen Municipal Money Market Fund	$1-$10,000
	Evergreen Omega Fund	Over $100,000
	Evergreen Special Values Fund	Over $100,000
	Evergreen Utilities and High Income Fund	$1-$10,000

1         Invested through the Trustees’ Deferred Compensation Plan.  The Deferred Compensation Plan allows each Trustee to defer any or all of his or her compensation for serving as Trustee, and to have such compensation invested into a deferral account.  The investment performance of the deferral account is based on the investment performance of the particular Evergreen fund(s) selected by the Trustee.

2         Amount shown includes direct investments as well as investments through the Trustees' Deferred Compensation Plan. Dollar ranges of investments held directly in these funds are as follows: Mr. Austin – Evergreen Health Care Fund, $10,001 - $50,000; Evergreen Omega Fund, $10,001 - $50,000. Mr. McDonnell – Evergreen Fundamental Large Cap Fund, $10,001 - $50,000 and Evergreen Money Market Fund, $1 - $10,000. Mr. Pettit – Evergreen Equity Income Fund, $1 - $10,000; Evergreen Fundamental Large Cap Fund, $10,001 - $50,000; Evergreen Global Large Cap Equity Fund, $1 - $10,000. Mr. Scofield – Evergreen Balanced Fund, $10,001-$50,000.

3      Information for Mr. Gifford has been updated to reflect holdings as of July 26, 2006.

4      In addition to the amounts shown in the table, Mr. McDonnell has $10,001-$50,000 invested in a 529 Education Savings Plan which may from time to time invest in certain of the Evergreen funds.

Set forth below are the principal officers of each of the fourteen Evergreen Trusts.

Name, Address and Date of Birth	Position with Trust	Principal Occupation for Last Five Years
Dennis H. Ferro 401 S. Tryon Charlotte, NC 28288 DOB: 6/20/1945	President since 2003	President and Chief Executive Officer, Evergreen Investment Company, Inc. and Executive Vice President, Wachovia Bank, N.A.; former Chief Investment Officer, Evergreen Investment Company, Inc.
Kasey Phillips 200 Berkeley Street Boston, MA 02116 DOB: 12/12/1970	Treasurer since 2005[1]	Senior Vice President, Evergreen Investment Services, Inc.; Former Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice President, Evergreen Investment Services, Inc.
Jeremy DePalma 200 Berkeley Street Boston, MA 02116 DOB: 2/5/1974	Treasurer since 2005[1]	Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice President, Evergreen Investment Services, Inc.
Michael H. Koonce 200 Berkeley Street Boston, MA 02116 DOB: 4/20/1960	Secretary since 2000	Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Senior Vice President and Assistant General Counsel, Wachovia Corporation
James Angelos 200 Berkeley Street Boston, MA 02116 DOB: 9/2/1947	Chief Compliance Officer since 2004	Chief Compliance Officer, Evergreen Funds and Senior Vice President of Evergreen Investments Co, Inc; Former Director of Compliance, Evergreen Investment Services, Inc.

1         Kasey Phillips is the Treasurer for Evergreen Fixed Income Trust, Evergreen International Trust, Evergreen Municipal Trust, Evergreen Select Fixed Income Trust, Evergreen Income Advantage Fund, Evergreen Managed Income Fund, Evergreen Utilities and High Income Fund and Evergreen International Balanced Income Fund.  Jeremy DePalma is the Treasurer to Asset Allocation Trust, Evergreen Equity Trust, Evergreen Money Market Trust, Evergreen Select Equity Trust, Evergreen Select Money Market Trust and Evergreen Variable Annuity Trust.

Officers and certain Trustees of the Funds may be affiliated persons of the Funds and an affiliated person of EIMC or EIS by virtue of their positions as an officer or employee of EIMC or EIS.

POLICY FOR DISSEMINATION OF PORTFOLIO HOLDINGS

            A complete listing of portfolio holdings for every Fund as of the calendar quarter end will be available to the public approximately 15 calendar days after the calendar quarter end. Such listing to be posted to EvergreenInvestments.com as soon after the 15 days as possible. In addition, certain Funds (such as Evergreen money market funds) may make available to the public a complete list of holdings as of month end, posted to EvergreenInvestments.com within approximately 15 calendar days after the month end.  Once released to the web, there are no restrictions on providing the data to any shareholder or external party.

            Except as described below, no other dissemination of portfolio holdings is allowed to any shareholder, potential shareholder or party external to Evergreen except those disclosed below and disseminations (i) required by law, (ii) to affiliated or unaffiliated service providers (including the investment advisor, custodian, transfer agent, principal underwriter, etc.) that have a legal or contractual duty to keep such information confidential, (iii) to other persons who owe a fiduciary or other duty of trust or confidence to the Fund (such as the Fund's legal counsel and independent registered public accounting firm), or (iv) to institutional investment consultants or mutual fund analytical firms and, in such cases, only where there are signed confidentiality agreements in place. Institutional investment consultants are those organizations who utilize fund holdings data and characteristics such as beta, P/E ratio, etc. to screen investment vehicles for their large, institutional clients.  These consultants typically compare the Funds against other investment firms’ products to see which is most suitable for the clients.  In presentations to clients, these consultants will sometimes provide data regarding the Funds and how they compared to products of other investment advisors.  The confidentiality agreements applicable to these situations preclude these firms from providing any client with holdings data until the 15th calendar day after quarter end when the data is available to the public.

            This policy applies to affiliates of Evergreen such as Wachovia Trust and Wachovia Securities.  Officers of the Funds may authorize disclosure of the Fund’s portfolio securities in accordance with this policy.  The Fund’s Board reviewed this policy and has designated a chief compliance officer to be responsible for monitoring compliance with the policy.  The chief compliance officer reports directly to the Board.

            As of the date of this SAI, the Funds had ongoing arrangements with the following recipients to make available non-public portfolio holdings information relating to the Funds:

Recipient	Purpose	Timing
State Street Bank and Trust Company	Funds’ custodian	Daily
KPMG LLP	Funds’ independent registered public accounting firm	As necessary in connection with financial statements and SEC filings
EIS	Funds’ administrator	Daily
ESC	Funds’ transfer agent	Quarterly
Kaplan	Sub-advisor to Small Cap Value Fund	Daily
GMO	Sub-advisor to Large Cap Value Fund	Daily
EIMC	Funds’ investment advisor	Daily
Moody's Investor Services, Inc.	Provides rating services for the Funds	Weekly
Capital Access International	Analytical	Monthly
Lipper	Analytical	Monthly
Northern Trust Company	Analytical	Monthly
Thomson Financial, Inc.	Analytical	Monthly
Wachovia Fiduciary Compliance	Compliance Filings	Quarterly

            Once portfolio holdings information is made public, there are no restrictions on providing the data to any shareholder or other party.

CORPORATE AND MUNICIPAL BOND RATINGS

The Fund relies on ratings provided by independent rating services to help determine the credit quality of bonds and other obligations the Fund intends to purchase or already owns.  A rating is an opinion of an issuer’s ability to pay interest and/or principal when due.  Ratings reflect an issuer’s overall financial strength and whether it can meet its financial commitments under various economic conditions.

If a security held by the Fund loses its rating or has its rating reduced after the Fund has purchased it, the Fund is not required to sell or otherwise dispose of the security, but may consider doing so.

The principal rating services, commonly used by the Fund and investors generally, are S&P and Moody’s.  The Fund may also rely on ratings provided by Fitch.  Rating systems are similar among the different services.  As an example, the chart below compares basic ratings for long-term bonds.  The “Credit Quality” terms in the chart are for quick reference only.  Following the chart are the specific definitions each service provides for its ratings.

COMPARISON OF LONG-TERM BOND RATINGS

MOODY’S	S&P	FITCH	Credit Quality
Aaa	AAA	AAA	Excellent Quality (lowest risk) *
Aa	AA	AA	Almost Excellent Quality (very low risk) *
A	A	A	Good Quality (low risk) *
Baa	BBB	BBB	Satisfactory Quality (some risk) *
Ba	BB	BB	Questionable Quality (definite risk) **
B	B	B	Low Quality (high risk) **
Caa/Ca/C	CCC/CC/C	CCC/CC/C	In or Near Default **
	D	DDD/DD/D	In Default **

* Consider investment grade.

** Considered below investment grade.

CORPORATE BONDS

LONG-TERM RATINGS

Moody’s Corporate Long-Term Bond Ratings

Aaa  Bonds which are rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edged.”  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AaBonds which are rated Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A  Bonds which are ratedA possess many favorable investment attributes and are to be considered as upper-medium-grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa  Bonds which are rated Baa are considered as medium-grade obligations (i.e. they are neither highly protected nor poorly secured).  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba  Bonds which are rated Baare judged to have speculative elements; their future cannot be considered as well-assured.  Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B  Bonds which are rated B generally lack characteristics of the desirable investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa  Bonds which are rated Caa are of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca  Bonds which are rated Ca represent obligations which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

C  Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa to Caa.  The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range raking and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

S&P  Corporate Long-Term Bond Ratings

AAA  An obligation rated AAA has the highest rating assigned by S&P.  The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA  An obligation rated AA differs from the highest-rated obligations only in small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A    An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB  An obligation rated BBB exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C:As described below, obligations rated  BB, B, CCC, CC, and C are regarded as having significant speculative characteristics.  BB indicates the least degree of speculation and C the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB  An obligation rated BB is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B  An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet it financial commitment on the obligation.

CCC  An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC  An obligation rated CC is currently highly vulnerable to nonpayment.

C  The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D  The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred--and not where a default is only expected.  S&P changes ratings to D either:

On the day an interest and/or principal payment is due and is not paid.  An exception is made if there is a grace period and S&P believes that a payment will be made, in which case the rating can be maintained; or

Upon voluntary bankruptcy filing or similar action.  An exception is made if S&P expects that debt service payments will continue to be made on a specific issue.  In the absence of a payment default or bankruptcy filing, a technical default (i.e., covenant violation) is not sufficient for assigning a D rating.

Plus (+) or minus (-)  The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Fitch Corporate Long-Term Bond Ratings

Investment Grade

AAA  Highest credit quality.   AAA ratings denote the lowest expectation of credit risk.  They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA  Very high credit quality.  AA ratings denote a very low expectation of credit risk.  They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A  High credit quality.  A ratings denote a lower expectation of credit risk.  The capacity for timely payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB  Good credit quality.  BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.  This is the lowest investment-grade category.

Speculative Grade

BB  Speculative.  BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met.  Securities rated in this category are not investment grade.

B  Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains.  Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C  High default risk.  Default is a real possibility.  Capacity for meeting financial commitment is solely reliant upon sustained, favorable business or economic developments.  A CC rating indicates that default of some kind appears probable.  C ratings signal imminent default.

DDD, DD, D  Default.  The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines.  ‘DDD’ obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest.  “DD” indicates potential recoveries in the range of 50%-90% and ‘D’ the lowest recovery potential, i.e., below 50%.

Entities rated in this categoryhave defaulted on some or all of their obligations. Entities rated ‘DDD’ have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated ‘DD’ and ‘D’ are generally undergoing a formal reorganization or liquidation process; those rated ‘DD’ are likely to satisfy a higher portion of their outstanding obligations, while entities rated ‘D’ have a poor prospect of repaying all obligations.

+ or -may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to the AAA rating category or to categories below CCC or to short-term ratings (as discussed below) other than F1.

CORPORATE SHORT-TERM RATINGS

Moody’s Corporate Short-Term Issuer Ratings

Prime-1  Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.  Prime-1 repayment ability will often be evidenced by many of the following characteristics.

--  Leading market positions in well-established industries.

--  High rates of return on funds employed.

--  Conservative capitalization structure with moderate reliance on debt and ample asset protection.

--  Broad margins in earnings coverage of fixed financial changes and high internal cash generation.

--  Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2  Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.  This will normally be evidenced by many of the characteristics cited above but to a lesser degree.  Earnings trends and coverage ratios, while sound, may be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternate liquidity is maintained.

Prime-3  Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations.  The effect of industry characteristics and market compositions may be more pronounced.  Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.  Adequate alternate liquidity is maintained.

Not PrimeIssuers rated Not Prime do not fall within any of the Prime rating categories.

S&P Corporate Short-Term Obligation Ratings

A-1 A short-term obligation rated A-1 is rated in the highest category by S&P.  The obligor’s capacity to meet its financial commitment on the obligation is strong.  Within this category certain obligations are designated with a plus sign (+).  This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated A-3 exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B  A short-term obligation rated B is regarded as having significant speculative characteristics.  The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C  A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred--and not where a default is only expected.  S&P changes ratings to D either:

On the day an interest and/or principal payment is due and is not paid.  An exception is made if there is a grace period and S&P believes that a payment will be made, in which case the rating can be maintained; or

Upon voluntary bankruptcy filing or similar action, An exception is made if S&P expects that debt service payments will continue to be made on a specific issue.  In the absence of a payment default or bankruptcy filing, a technical default (i.e., covenant violation) is not sufficient for assigning a D rating.

Fitch Corporate Short-Term Obligation Ratings

F1  Highest credit quality.  Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2  Good credit quality.  A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3  Fair credit quality.  The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B  Speculative.  Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C  High default risk.  Default is a real possibility.  Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D  Default. Denotes actual or imminent payment default.

MUNICIPAL BONDS

LONG-TERM RATINGS

Moody’s Municipal Long-Term Bond Ratings

Aaa  Bonds rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edged.”  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa  Bonds rated Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A  Bonds ratedA possess many favorable investment attributes and are to be considered as upper-medium grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa  Bonds rated Baa are considered as medium-grade obligations i.e., they are neither highly protected nor poorly secured.  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba  Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well-assured.  Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B  Bonds rated B generally lack characteristics of the desirable investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa  Bonds rated Caa are of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca  Bonds rated Ca represent obligations which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

C  Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa to B.  The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range raking and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

S&P Municipal Long-Term Bond Ratings

AAA  An obligation rated AAA has the highest rating assigned by S&P.  The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA  An obligation rated AA differs from the highest-rated obligations only in small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A    An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB  An obligation rated BBB exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C:As described below, obligations rated  BB, B, CCC, CC and C are regarded as having significant speculative characteristics.   BB indicates the least degree of speculation and C the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB  An obligation rated BB is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B  An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet it financial commitment on the obligation.

CCC  An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC  An obligation rated CC is currently highly vulnerable to nonpayment.

C  The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D  An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-)  The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Fitch Municipal Long-Term Bond Ratings

Investment Grade

AAA  Highest credit quality.   AAA ratings denote the lowest expectation of credit risk.  They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA  Very high credit quality.  AA ratings denote a very low expectation of credit risk.  They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A  High credit quality.  A ratings denote a lower expectation of credit risk.  The capacity for timely payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB  Good credit quality.  BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.  This is the lowest investment-grade category.

Speculative Grade

BB  Speculative.  BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met.  Securities rated in this category are not investment grade.

B  Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains.  Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C  High default risk.  Default is a real possibility.  Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.  A CC rating indicates that default of some kind appears probable.  C ratings signal imminent default.

DDD, DD, D  Default.  The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor.  While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines.  DDD obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest.  DD indicates potential recoveries in the range of 50%-90% and D the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some of all of their obligations.  Entities rated DDD have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process.  Entities rated DD and D are generally undergoing a formal reorganization or liquidation process: those rated DD are likely to satisfy a higher portion of their outstanding obligations, while entities rated D have a poor prospect of repaying all obligations.

+ or -may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to the AAA rating category or to categories below CCC or to short-term ratings (as discussed below) other than F1.

SHORT-TERM MUNICIPAL RATINGS

Moody’s Municipal Short-Term Issuer Ratings

Prime-1   Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.  Prime-1 repayment ability will often be evidence by many of the following characteristics.

--  Leading market positions in well-established industries.

--  High rates of return on funds employed.

--  Conservative capitalization structure with moderate reliance on debt and ample asset protection.

--  Broad margins in earnings coverage of fixed financial changes and high internal cash generation.

--  Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2   Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.  This will normally be evidenced by many of the characteristics cited above but to a lesser degree.  Earnings trends and coverage ratios, while sound, may be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternate liquidity is maintained.

Prime-3   Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations.  The effect of industry characteristics and market compositions may be more pronounced.  Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.  Adequate alternate liquidity is maintained.

Not PrimeIssuers rated Not Prime do not fall within any of the Prime rating categories.

Moody’s Municipal Short-Term Loan Ratings

MIG 1  This designation denotes best quality.  There is strong protection by established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2  This designation denotes high quality.  Margins of protection are ample although not so large as in the preceding group.

MIG 3  This designation denotes favorable quality.  Liquidity and cash-flow protection may be narrow and market access for refinancing is likely to be less well established.

SG  This designation denotes speculative quality.  Debt instruments in this category may lack margins of protection.

S&P Commercial Paper Ratings

A-1   This designation indicates that the degree of safety regarding timely payment is strong.  Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2  Capacity for timely payment on issues with this designation is satisfactory.  However, the relative degree of safety is not as high as for issues designated A-1.

A-3  Issues carrying this designation have an adequate capacity for timely payment.  They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B  Issues rated B are regarded as having only speculative capacity for timely payment.

C  This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D  Debt rated D is in payment default.  The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

S&P Municipal Short-Term Obligation Ratings

SP-1  Strong capacity to pay principal and interest.  An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2  Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3   Speculative capacity to pay principal and interest.

Fitch Municipal Short-Term Obligation Ratings

F1  Highest credit quality.  Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2  Good credit quality.  A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3  Fair credit quality.  The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B  Speculative.  Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C  High default risk.  Default is a real possibility.  Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D  Default. Denotes actual or imminent payment default.

ADDITIONAL INFORMATION

            Except as otherwise stated in its prospectus or required by law, the Fund reserves the right to change the terms of the offer stated in its prospectus without shareholder approval, including the right to impose or change fees for services provided.

            No dealer, salesman or other person is authorized to give any information or to make any representation not contained in the Fund's prospectus, SAI or in supplemental sales literature issued by the Fund or EIS, and no person is entitled to rely on any information or representation not contained therein.

            The Fund's prospectus and SAI omit certain information contained in the Trust's registration statement, which you may obtain for a fee from the SEC in Washington, D.C.
Appendix A

Evergreen Investment Management Company, LLC

Proxy Voting Policy and Procedures

June 10, 2006

Statement of Principles

Evergreen Investment Management Company (Evergreen) recognizes it has a fiduciary duty to vote proxies on behalf of clients who have delegated such responsibility to Evergreen, and that in all cases proxies should be voted in a manner reasonably believed to be in the clients' best interest.

Proxy Voting Records

A copy of the proxy voting records indicating how the Evergreen funds voted proxies relating to portfolio securities during the twelve-month period ended June 30, 2005 may be obtained, without charge, by visiting our website at EvergreenInvestments.com or the SEC’s website at http://www.sec.gov.

Corporate Governance Committee

Evergreen has established a corporate governance committee (Committee) which is a sub-committee of Evergreen's Investment Policy Committee. The Committee is responsible for approving Evergreen's proxy voting policies, procedures and guidelines, for overseeing the proxy voting process, and for reviewing proxy voting on a regular basis. The Committee will meet quarterly to review reports of all proxies voted for the prior period and to conduct other business as required.

Share Blocking

EIMCO does not vote global proxies, with share blocking restrictions, requiring shares to be prohibited from sale.

Conflicts of Interest

Evergreen recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of its clients. Such circumstances may include, but are not limited to, situations where Evergreen or one or more of its affiliates has a client or customer relationship with the issuer of the security that is the subject of the proxy vote.

In most cases, structural and informational barriers within Evergreen and Wachovia Corporation will prevent Evergreen from becoming aware of the relationship giving rise to the potential conflict of interest. In such circumstances, Evergreen will vote the proxy according to its standard guidelines and procedures described above.

If persons involved in proxy voting on behalf of Evergreen become aware of a potential conflict of interest, the Committee shall consult with Evergreen's Legal Department and consider whether to implement special procedures with respect to the voting of that proxy, including whether an independent third party should be retained to vote the proxy.

Concise Domestic Proxy Voting Guidelines

The following is a concise summary of the Evergreen Investments Management Company LLC proxy voting policy guidelines for 2006.

1. Auditors

Ratifying Auditors

Vote FOR proposals to ratify auditors, unless:

  An auditor has a financial interest in or association with the company, and is therefore not independent;
  There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position; or
  Fees for non-audit services are excessive.

2. Board of Directors

Voting on Director Nominees in Uncontested Elections

Vote CASE-BY-CASE on director nominees, examining, but not limited to, the following factors:

  Composition of the board and key board committees;
  Attendance at board and committee meetings;
  Corporate governance provisions and takeover activity;
  Disclosures under Section 404 of the Sarbanes-Oxley Act;
  Long-term company performance relative to a market and peer index;
  Extent of the director’s investment in the company;
  Existence of related party transactions;
  Whether the chairman is also serving as CEO;
  Whether a retired CEO sits on the board;
  Number of outside boards at which a director serves.

WITHHOLD from individual directors who:

  Attend less than 75 percent of the board and committee meetings without a valid excuse (such as illness, service to the nation, work on behalf of the company);
  Sit on more than six public company boards;
  Are CEOs of public companies who sit on the boards of more than two public companies besides their own (withhold only at their outside boards).

WITHHOLD from the entire board (except for new nominees, who should be considered on a CASE-BY-CASE basis) if:

  The company’s poison pill has a dead-hand or modified dead-hand feature. Withhold every year until this feature is removed;
  The board adopts or renews a poison pill without shareholder approval since the beginning of 2005, does not commit to putting it to shareholder vote within 12 months of adoption or reneges on a commitment to put the pill to a vote and has not yet been withheld from for this issue;
  The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year;
  The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years;
  The board failed to act on takeover offers where the majority of the shareholders tendered their shares;
  At the previous board election, any director received more than 50 percent withhold votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold rate;
  A Russell 3000 company underperformed its industry group (GICS group). The test will consist of the bottom performers within each industry group (GICS) based on a weighted average TSR. The weightings are as follows: 20 percent weight on 1-year TSR; 30 percent weight on 3-year TSR; and 50 percent weight on 5-year TSR. Company’s response to performance issues will be considered before withholding.

WITHHOLD from inside directors and affiliated outside directors when:

  The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;
  The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;
  The full board is less than majority independent.

WITHHOLD from the members of the Audit Committee if:

  The non-audit fees paid to the auditor are excessive;
  A material weakness identified in the Section 404 disclosures rises to a level of serious concern; there are chronic internal control issues and an absence of established effective control mechanisms.

WITHHOLD from the members of the Compensation Committee if:

  There is a negative correlation between chief executive pay and company performance;
  The company fails to submit one-time transfers of stock options to a shareholder vote;
  The company fails to fulfill the terms of a burn rate commitment they made to shareholders;
  The company has poor compensation practices.

WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.

Independent Chair (Separate Chair/CEO)

Generally vote FOR shareholder proposals requiring the position of chair be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:

  Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.);
  Two-thirds independent board;
  All-independent key committees;
  Established governance guidelines;
  The company does not under-perform its peers.

Majority Vote Shareholder Proposals

Generally vote FOR reasonably crafted shareholders proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company’s bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections). Consider voting AGAINST the shareholder proposal if the company has adopted a formal corporate governance policy that present a meaningful alternative to the majority voting standard and provide an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

At a minimum, a company’s policy should articulate the following elements to adequately address each director nominee who fails to receive an affirmative of majority of votes cast in an election:

  Established guidelines disclosed annually in the proxy statement concerning the process to follow for nominees who receive majority withhold votes;
  The policy needs to outline a clear and reasonable timetable for all decision-making regarding the nominee’s status;
  The policy needs to specify that the process of determining the nominee’s status will be managed by independent directors and must exclude the nominee in question;
  An outline of a range of remedies (for example, acceptance of the resignation, maintaining the director but curing the underlying causes of the withheld votes, etc.);
  The final decision on the nominee’s status should be promptly disclosed via an SEC filing. The policy needs to include the timeframe for disclosure and require a full explanation of how the decision was reached.

In addition, the company should articulate to shareholders why its policy is the best structure for demonstrating accountability to shareholders.

3. Proxy Contests

Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

  Long-term financial performance of the target company relative to its industry;
  Management’s track record;
  Background to the proxy contest;
  Qualifications of director nominees (both slates);
  Strategic plan of dissident slate and quality of critique against management;
  Likelihood that the proposed goals and objectives can be achieved (both slates);
  Stock ownership positions.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

4. Takeover Defenses

Poison Pills

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

  Shareholders have approved the adoption of the plan; or
  The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e. the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within twelve months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within twelve months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

  No lower than a 20 percent trigger, flip-in or flip-over;
  A term of no more than three years;
  No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;
  Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

5. Mergers and Corporate Restructurings

For mergers and acquisitions, evaluate the proposed transaction based on these factors:

  Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable?
  Market reaction - How has the market responded to the proposed deal?
  Strategic rationale - Does the deal make sense strategically? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable.
  Negotiations and process - Were the terms of the transaction negotiated at arm's length? Was the process fair and equitable?
  Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests.
  Governance - Will the combined company have a better or worse governance profile than the parties to the transaction?

6. State of Incorporation

Reincorporation Proposals

Vote CASE-BY-CASE on proposals to change a company's state of incorporation, taking into consideration both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, comparative economic benefits, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

7. Capital Structure

Common Stock Authorization

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance. Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being de-listed or if a company's ability to continue to operate as a going concern is uncertain. In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, vote FOR the increase based on the company's performance and whether the company’s ongoing use of shares has shown prudence.

Issue Stock for Use with Rights Plan

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

Preferred Stock

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock). Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote FOR proposals to create "de-clawed" blank check preferred stock (stock that cannot be used as a takeover defense). Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

8. Executive and Director Compensation

Equity Compensation Plans

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the plan if:

  The total cost of the company’s equity plans is unreasonable;
  The plan expressly permits the repricing of stock options without prior shareholder approval;
  There is a disconnect between CEO pay and the company’s performance;
  The company’s three year burn rate exceeds the greater of 2 percent and the mean plus 1 standard deviation of its industry group; or
  The plan is a vehicle for poor pay practices.

Director Compensation

Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company’s allowable cap. Vote for the plan if ALL of the following qualitative factors in the board’s compensation plan are met and disclosed in the proxy statement:

  Stock ownership guidelines with a minimum of three times the annual cash retainer.
  Vesting schedule or mandatory holding/deferral period:
    A minimum vesting of three years for stock options or restricted stock; or
    Deferred stock payable at the end of a three-year deferral period.
  A balanced mix between cash and equity. If the mix is heavier on equity, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.
  No retirement/benefits and perquisites for non-employee directors; and
  A table with a detailed disclosure of the cash and equity compensation for each non-employee director for the most recent fiscal year.

Disclosure of CEO Compensation-Tally Sheet

Companies should provide better and more transparent disclosure related to CEO pay. Consider withhold votes in the future from the compensation committee and voting against equity plans if compensation disclosure is not improved and a tally sheet is not provided.

Employee Stock Purchase Plans--Qualified Plans

Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR plans if:

  Purchase price is at least 85 percent of fair market value;
  Offering period is 27 months or less; and
  The number of shares allocated to the plan is ten percent or less of the outstanding shares.

Employee Stock Purchase Plans--Non-Qualified Plans

Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR plans with:

  Broad-based participation (i.e., all employees with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);
  Limits on employee contribution (a fixed dollar amount or a percentage of base salary);
  Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;
  No discount on the stock price on the date of purchase since there is a company matching contribution.

Option Exchange Programs/Re-pricing Options

Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration historic trading patterns, rationale for the re-pricing, value-for-value exchange treatment of surrendered options, option vesting, term of the option, exercise price and participation. Vote FOR shareholder proposals to put option re-pricing to a shareholder vote.

Severance Agreements for Executives/Golden Parachutes

Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include:

  A trigger beyond the control of management;
  The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs;
  Change-in-control payments should be double-triggered, i.e., (1) after a change in the company’s ownership structure has taken place, and (2) termination of the executive as a result of the change in control.

9. Corporate Responsibility

Animal Rights

Generally vote AGAINST proposals to phase out the use of animals in product testing unless:

  The company is conducting animal testing programs that are unnecessary or not required by regulation;
  The company is conducting animal testing when suitable alternatives are accepted and used at peer firms;
  There is a disconnect between CEO pay and the company’s performance;
  The company has been the subject of recent, significant controversy related to its testing programs.

Generally vote FOR proposals seeking a report on the company’s animal welfare standards.

Drug Pricing and Re-importation

Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing. Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:

  The existing level of disclosure on pricing policies;
  Deviation from established industry pricing norms;
  The company’s existing initiatives to provide its products to needy consumers;
  Whether the proposal focuses on specific products or geographic regions.

Generally vote FOR proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug re-importation unless such information is already publicly disclosed. Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug re-importation.

Genetically Modified Foods

Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Tobacco

Most tobacco-related proposals (such as on second-hand smoke, advertising to youth and spin-offs of tobacco-related business) should be evaluated on a CASE-BY-CASE basis.

Toxic Chemicals

Generally vote FOR resolutions requesting that a company discloses its policies related to toxic chemicals. Vote CASE-BY-CASE on resolutions requesting that companies evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals. Generally vote AGAINST resolutions requiring that a company reformulate its products within a certain timeframe unless such actions are required by law in specific markets.

Arctic National Wildlife Refuge

Generally vote AGAINST request for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless:

  New legislation is adopted allowing development and drilling in the ANWR region;
  The company intends to pursue operations in the ANWR; and
  The company has not disclosed an environmental risk report for its ANWR operations.

Concentrated Area Feeding Operations (CAFOs)

Vote FOR resolutions requesting that companies report to shareholders on the risks and liabilities associated with CAFOs unless:

  The company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring; or
  The company does not directly source from CAFOs.

Global Warming and Kyoto Protocol Compliance

Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company’s line of business. Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.

Generally vote FOR resolutions requesting that companies outline their preparations to comply with standards established by Kyoto Protocol signatory markets unless:

  The company does not maintain operations in Kyoto signatory markets;
  The company already evaluates and substantially discloses such information; or,
  Greenhouse gas emissions do not significantly impact the company’s core businesses.

Political Contributions

Vote CASE-BY-CASE on proposals to improve the disclosure of a company's political contributions considering: any recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and the public availability of a policy on political contributions. Vote AGAINST proposals barring the company from making political contributions.

Link Executive Compensation to Social Performance

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities.

Outsourcing/Offshoring

Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering: the risks associated with certain international markets; the utility of such a report; and the existence of a publicly available code of corporate conduct that applies to international operations.

Human Rights Reports

Vote CASE-BY-CASE on requests for reports detailing the company’s operations in a particular country and on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring.

10. Mutual Fund Proxies

Election of Directors

Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

Converting Closed-end Fund to Open-end Fund

Vote CASE-BY-CASE on conversion proposals, considering the following factors:

  Past performance as a closed-end fund;
  Market in which the fund invests;
  Measures taken by the board to address the discount; and
  Past shareholder activism, board activity, and votes on related proposals.

Establish Director Ownership Requirement

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Reimburse Shareholder for Expenses Incurred

Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the solicitation expenses.

Terminate the Investment Advisor

Vote CASE-BY-CASE on proposals to terminate the investment advisor, considering the following factors:

  Performance of the fund’s net asset value;
  The fund’s history of shareholder relations;
  The performance of other funds under the advisor’s management.

Concise Global Proxy Voting Guidelines

Following is a concise summary of general policies for voting global proxies. In addition, country- and market-specific policies, which are not captured below.

Financial Results/Director and Auditor Reports

Vote FOR approval of financial statements and director and auditor reports, unless:

  there are concerns about the accounts presented or audit procedures used; or
  the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Compensation

Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:

  there are serious concerns about the accounts presented or the audit procedures used;
  the auditors are being changed without explanation; or
  nonaudit-related fees are substantial or are routinely in excess of standard annual audit fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

ABSTAIN if a company changes its auditor and fails to provide shareholders with an explanation for the change.

Appointment of Internal Statutory Auditors

Vote FOR the appointment or reelection of statutory auditors, unless:

  there are serious concerns about the statutory reports presented or the audit procedures used;
  questions exist concerning any of the statutory auditors being appointed; or
  the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income

Vote FOR approval of the allocation of income, unless:

  the dividend payout ratio has been consistently below 30 percent without adequate explanation; or
  the payout is excessive given the company's financial position.

Stock (Scrip) Dividend Alternative

Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association

Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term

Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Transact Other Business

Vote AGAINST other business when it appears as a voting item.

Director Elections

Vote FOR management nominees in the election of directors, unless:

  Adequate disclosure has not been met in a timely fashion;
  There are clear concerns over questionable finances or restatements;
  There have been questionable transactions with conflicts of interest;
  There are any records of abuses against minority shareholder interests; and
  The board fails to meet minimum corporate governance standards.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.

Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).

Vote AGAINST labor representatives if they sit on either the audit or compensation committee, as they are not required to be on those committees.

Director Compensation

Vote FOR proposals to award cash fees to nonexecutive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote nonexecutive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both nonexecutive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for nonexecutive directors.

Discharge of Board and Management

Vote FOR discharge of the board and management, unless:

  there are serious questions about actions of the board or management for the year in question; or
  legal action is being taken against the board by other shareholders.

Vote AGAINST proposals to remove approval of discharge of board and management from the agenda.

Director, Officer, and Auditor Indemnification and Liability Provisions

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.

Board Structure

Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

Share Issuance Requests

General Issuances:

Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances:

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital

Vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

  the specific purpose of the increase (such as a share-based acquisition or merger) does not meet established guidelines for the purpose being proposed; or
  the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances (and less than 25 percent for companies in Japan).

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Capital Structures

Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.

Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional supervoting shares.

Preferred Stock

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets established guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests

Vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets established guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt

Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

Increase in Borrowing Powers

Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans:

Vote FOR share repurchase plans, unless:

  clear evidence of past abuse of the authority is available; or
  the plan contains no safeguards against selective buybacks.

Reissuance of Shares Repurchased:

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase In Par Value:

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

Reorganizations/Restructurings:

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions:

Vote FOR mergers and acquisitions, unless:

  the impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group; or
  the company's structure following the acquisition or merger does not reflect good corporate governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

ABSTAIN if there is insufficient information available to make an informed voting decision.

Mandatory Takeover Bid Waivers:

Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

Reincorporation Proposals:

Vote reincorporation proposals on a CASE-BY-CASE basis.

Expansion of Business Activities:

Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions:

Vote related-party transactions on a CASE-BY-CASE basis.

Compensation Plans:

Vote compensation plans on a CASE-BY-CASE basis.

Antitakeover Mechanisms:

Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals:

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

SUPPLEMENT TO THE PROSPECTUSES AND

STATEMENTS OF ADDITIONAL INFORMATION

OF

EVERGREEN BALANCED FUNDS
EVERGREEN DOMESTIC EQUITY FUNDS II
EVERGREEN EQUITY INDEX FUNDS
EVERGREEN ENVISION FUNDS
EVERGREEN GLOBAL AND INTERNATIONAL FUNDS
EVERGREEN INTERMEDIATE AND LONG TERM BOND FUNDS
EVERGREEN MONEY MARKET FUNDS
EVERGREEN SECTOR FUNDS
EVERGREEN SOUTHERN STATE MUNICIPAL BOND FUNDS
EVERGREEN STATE MUNICIPAL BOND FUNDS
EVERGREEN VARIABLE ANNUITY TRUST

(each, a “Fund”; together, the “Funds”)

I.              Effective April 1, 2007, the footnote to the Shareholder Fees table in the section entitled “FEES AND EXPENSES” in the Funds’ prospectuses is revised as follows:

Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a contingent deferred sales charge of 1.00% upon redemption within 18 months.

The paragraph immediately following the Class A sales charge table in the section entitled “HOW TO CHOOSE THE SHARE CLASS THAT BEST SUITS YOU” in the Funds’ prospectuses is revised to reflect the change in the Class A share holding period to 18 months.

                In addition, the applicable disclosure in the Funds’ Prospectuses and Statements of Additional Information is amended to reflect the changes in the holding periods described above.

II.            Effective immediately, the minimum initial purchase amount of $1,000 noted in the Minimum Investments table in the section entitled “SHAREHOLDER TRANSACTIONS” in the Funds’ prospectuses is not applicable to participants in a wrap account.

December 18, 2006	578242 (12/06)

SUPPLEMENT TO THE STATEMENTS OF ADDITIONAL INFORMATION

OF

EVERGREEN BALANCED FUNDS
EVERGREEN DOMESTIC EQUITY FUNDS I
EVERGREEN DOMESTIC EQUITY FUNDS II
EVERGREEN EQUITY INDEX FUNDS
EVERGREEN ENVISION FUNDS
EVERGREEN GLOBAL AND INTERNATIONAL FUNDS
EVERGREEN INSTITUTIONAL MONEY MARKET FUNDS
EVERGREEN INTERMEDIATE AND LONG TERM BOND FUNDS
EVERGREEN MONEY MARKET FUNDS
EVERGREEN NATIONAL MUNICIPAL BOND FUNDS
EVERGREEN SECTOR FUNDS
EVERGREEN SHORT AND INTERMEDIATE TERM BOND FUNDS
EVERGREEN SOUTHERN STATE MUNICIPAL BOND FUNDS
EVERGREEN STATE MUNICIPAL BOND FUNDS
EVERGREEN VARIABLE ANNUITY TRUST

            Effective November 20, 2006, the paragraph describing the 12b-1 Committee under “Management of the Trust” is replaced with the following:

            The Trust has a 12b-1 Committee (formerly the Distribution and Shareholder Service Committee) which consists of William W. Pettit and the Chairman of the Committee, Dr. Leroy Keith. The 12b-1 Committee oversees and assists Trustee oversight of: the means by which shares of the Evergreen funds are distributed; expenditures by the Funds’ distributor of amounts paid under the Funds’ Rule 12b-1 plans; the nature and quality of services provided by the Funds’ transfer agent; and the overall level of servicing provided to shareholders in the Funds.   For each Fund’s most recent fiscal year end, the 12b-1 Committee held four committee meetings.

There are currently eleven Trustees of the Evergreen Funds; Shirley L. Fulton served as a Trustee through November 20, 2006.  The Trustees table and accompanying footnotes under “Management of the Trust” are replaced with the following:

Independent Trustees:

Name and Date of Birth	Position with Trust	Beginning Year of Term of Office[1]	Principal Occupations for Last Five Years	Number of Portfolios Overseen in Evergreen Funds Complex as of 12/31/2005	Other Directorships held outside of Evergreen Funds Complex
Charles A. Austin III DOB: 10/23/1934	Trustee	1991	Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The Francis Ouimet Society (scholarship program); Former Trustee, Mentor Funds and Cash Resource Trust; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice)	90	None
K. Dun Gifford DOB: 10/23/1938	Trustee	1974	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Trustee, Mentor Funds and Cash Resource Trust	90	None
Dr. Leroy Keith, Jr. DOB: 2/14/1939	Trustee	1983	Partner, Stonington Partners, Inc. (private equity fund); Trustee, Phoenix Funds Family; Director, Diversapack Co. (packaging company); Director, Obagi Medical Products Co.; Former Director, Lincoln Educational Services; Former Trustee, Mentor Funds and Cash Resource Trust	90	Trustee, Phoenix Funds Family (consisting of 51 portfolios)
Gerald M. McDonnell DOB: 7/14/1939	Trustee	1988	Manager of Commercial Operations, SMI Steel Co. - South Carolina (steel producer); Former Trustee, Mentor Funds and Cash Resource Trust	90	None
Patricia B. Norris DOB: 4/9/1948	Trustee	2006	Former Partner, PricewaterhouseCoopers, LLP	89 [2]	None
William Walt Pettit DOB: 8/26/1955	Trustee	1984	Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp.; Director, National Kidney Foundation of North Carolina, Inc.; Member, Superior Land, LLC; Former Trustee, Mentor Funds and Cash Resource Trust	90	None
David M. Richardson DOB: 9/19/1941	Trustee	1982	President, Richardson, Runden LLC (executive recruitment business development/consulting company); Consultant, Kennedy Information, Inc. (executive recruitment information and research company); Consultant, AESC (The Association of Executive Search Consultants); Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP (communications); Former Trustee, Mentor Funds and Cash Resource Trust	90	None
Dr. Russell A. Salton, III DOB: 6/2/1947	Trustee	1984	President/CEO, AccessOne MedCard, Inc.; Former Medical Director, Healthcare Resource Associates, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust	90	None
Michael S. Scofield DOB: 2/20/1943	Trustee	1984	Retired Attorney, Law Offices of Michael S. Scofield; Director and Chairman, Branded Media Corporation (multi-media branding company); Former Trustee, Mentor Funds and Cash Resource Trust	90	None
Richard J. Shima DOB: 8/11/1939	Trustee	1993	Independent Consultant; Trustee, Saint Joseph College (CT); Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director, Trust Company of CT; Former Director, Enhance Financial Services, Inc.; Former Director, Old State House Association; Former Trustee, Mentor Funds and Cash Resource Trust	90	None

Interested Trustee:

Richard K. Wagoner, CFA[3] DOB: 12/12/1937	Trustee	1999	Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Trustee, Mentor Funds and Cash Resource Trust	90	None

1       Each Trustee, except Ms. Norris, serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. As a new Trustee, Ms. Norris’ initial term ends June 30, 2009, at which time she may be re-elected by Trustees to serve until a successor is duly elected or qualified or until her death, resignation, retirement or removal from office by the Trustees.

2          Ms. Norris’ information is as of July 1, 2006, the effective date of her trusteeship.

3       Mr. Wagoner is an "interested person" of the Evergreen funds because of his ownership of shares in Wachovia Corporation, the parent to the Evergreen funds' investment advisor.

The sub-section entitled “Trustee Ownership of Evergreen Funds Shares” in the section entitled “Management of the Trust” is replaced with the following:

Set forth in the table below are the names of the Evergreen funds in which the Trustees are invested. Amounts reflected include amounts received through the Trustees’ Deferred Compensation Plan. The table shows the dollar range of each Trustee’s investment in each Fund and the aggregate dollar range of their investment in the Evergreen funds complex, as of December 31, 2005 unless otherwise noted. Patricia B. Norris became a member of the Board of Trustees as of July 1, 2006.  Ms. Norris’s information is as of September 19, 2006.

Trustee

	Fund	Dollar Range of Investment in Fund	Aggregate Dollar Range of Investments in Evergreen Funds Complex
Charles A. Austin III	Evergreen Aggressive Growth Fund[1]	$50,001-$100,000	Over $100,000
	Evergreen Core Bond Fund[1]	$10,001-$50,000
	Evergreen Equity Income Fund[1]	$50,001-$100,000
	Evergreen Growth Fund[1]	$50,001-$100,000
	Evergreen Health Care Fund[2]	Over $100,000
	Evergreen International Equity Fund[1]	$10,001-$50,000
	Evergreen Large Cap Value Fund[1]	$10,001-$50,000
	Evergreen Mid Cap Growth Fund[1]	Over $100,000
	Evergreen Money Market Fund	Over $100,000
	Evergreen Omega Fund[2]	$50,001-$100,000
	Evergreen Small Cap Value Fund[1]	$10,001-$50,000
	Evergreen Health Care Fund[1]	$10,001-$50,000
	Evergreen Disciplined Value Fund[1]	$10,001-$50,000
	Evergreen International Equity Fund[1]	$10,001-$50,000
K. Dun Gifford[3]	Evergreen Asset Allocation Fund	$50,001-$100,000	Over $100,000
	Evergreen Equity Income Fund	$50,001-$100,000
	Evergreen Emerging Markets Growth Fund	$10,001-$50,000
	Evergreen Global Opportunities Fund	Over $100,000
Dr. Leroy Keith, Jr.	Evergreen Asset Allocation Fund	$1-$10,000	$10,001-$50,000
	Evergreen Income Advantage Fund	$1-$10,000
	Evergreen Limited Duration Fund	$10,001-$50,000
	Evergreen Managed Income Fund	$1-$10,000
	Evergreen Omega Fund	$1-$10,000
	Evergreen Utilities and High Income Fund	$1-$10,000
Gerald M. Mc Donnell[4]	Evergreen Adjustable Rate Fund	$10,001-$50,000	Over $100,000
	Evergreen Asset Allocation Fund[1]	$50,001-$100,000
	Evergreen Balanced Fund[1]	$50,001-$100,000
	Evergreen Emerging Markets Growth Fund	$10,001-$50,000
	Evergreen Equity Income Fund	$10,001-$50,000
	Evergreen Fundamental Large Cap Fund[2]	Over $100,000
	Evergreen Global Large Cap Equity Fund[1]	$10,001-$50,000
	Evergreen Health Care Fund	$10,001-$50,000
	Evergreen Income Advantage Fund	$1-$10,000
	Evergreen Large Cap Value Fund[1]	$50,001-$100,000
	Evergreen Managed Income Fund	$1-$10,000
	Evergreen Money Market Fund[2]	Over $100,000
	Evergreen Omega Fund[1]	$10,001-$50,000
	Evergreen Short Intermediate Bond Fund	$1-$10,000
	Evergreen Strategic Municipal Bond Fund	$10,001-$50,000
	Evergreen Utilities and High Income Fund	$1-$10,000
Patricia B. Norris	Evergreen Disciplined Small-Mid Value Fund	$10,001 - $50,000	Over $100,000
	Evergreen Disciplined Value Fund	$10,001 - $50,000
	Evergreen Emerging Markets Growth Fund	$10,001 - $50,000
	Evergreen Global Opportunities Fund	$10,001 - $50,000
	Evergreen Growth Fund	$10,001 - $50,000
	Evergreen Health Care Fund	$10,001 - $50,000
	Evergreen International Equity Fund	$10,001 - $50,000
	Evergreen Precious Metals Fund	$10,001 - $50,000
	Evergreen Utility and Telecommunications Fund	$10,001 - $50,000
William Walt Pettit	Evergreen Aggressive Growth Fund	$1-$10,000	Over $100,000
	Evergreen Asset Allocation Fund[1]	$1-$10,000
	Evergreen Emerging Growth Fund[1]	$1-$10,000
	Evergreen Emerging Markets Growth Fund	$1-$10,000
	Evergreen Equity Income Fund[2]	$1-$10,000
	Evergreen Fundamental Large Cap Fund[2]	Over $100,000
	Evergreen Global Large Cap Equity Fund[2]	$1-$10,000
	Evergreen Global Opportunities Fund[1]	Over $100,000
	Evergreen Growth Fund[1]	Over $100,000
	Evergreen Health Care Fund[1]	Over $100,000
	Evergreen International Equity Fund[1]	$1-$10,000
	Evergreen Large Cap Equity Fund[1]	Over $100,000
	Evergreen Large Cap Value Fund[1]	$1-$10,000
	Evergreen Money Market Fund	$10,001-$50,000
	Evergreen Utility and Telecommunications Fund[1]	Over $100,000
David M. Richardson	Evergreen Asset Allocation Fund	$10,001-$50,000	Over $100,000
	Evergreen Managed Income Fund	$50,001-$100,000
	Evergreen Omega Fund	$10,001-$50,000
	Evergreen Special Values Fund	$50,001-$100,000
	Evergreen Utilities and High Income Fund	$10,001-$50,000
Dr. Russell A. Salton, III	Evergreen Asset Allocation Fund[1]	Over $100,000	Over $100,000
	Evergreen Global Opportunities Fund[1]	Over $100,000
	Evergreen Large Cap Value Fund[1]	Over $100,000
Michael S. Scofield	Evergreen Asset Allocation Fund	$10,001-$50,000	Over $100,000
	Evergreen Aggressive Growth Fund	$10,001-$50,000
	Evergreen Balanced Fund[2]	Over $100,000
	Evergreen Core Bond Fund[1]	$50,001-$100,000
	Evergreen Disciplined Value Fund	$10,001-$50,000
	Evergreen Equity Index Fund	$10,001-$50,000
	Evergreen Global Opportunities Fund	$10,001-$50,000
	Evergreen Health Care Fund	$10,001-$50,000
	Evergreen Income Advantage Fund	$1-$10,000
	Evergreen Managed Income Fund	$1-$10,000
	Evergreen Special Equity Fund	$10,001-$50,000
	Evergreen Treasury Money Market Fund	$1-$10,000
	Evergreen Utilities and Telecommunications Fund	$10,001-$50,000
Richard J. Shima	Evergreen Asset Allocation Fund[1]	Over $100,000	Over $100,000
	Evergreen Balanced Fund	$50,001-$100,000
	Evergreen Connecticut Municipal Bond Fund	$50,001-$100,000
	Evergreen Global Large Cap Equity Fund	Over $100,000
	Evergreen Global Opportunities Fund	Over $100,000
	Evergreen Income Advantage Fund	$10,001-$50,000
	Evergreen International Equity Fund	$10,001-$50,000
	Evergreen Large Cap Value Fund[1]	Over $100,000
	Evergreen Managed Income Fund	$10,001-$50,000
	Evergreen Omega Fund	$50,001-$100,000
	Evergreen Utilities and High Income Fund	$10,001-$50,000
Richard K. Wagoner	Evergreen Equity Income Fund	Over $100,000	Over $100,000
	Evergreen Income Advantage Fund	$1-$10,000
	Evergreen Managed Income Fund	$1-$10,000
	Evergreen Mid Cap Growth Fund	$50,001-$100,000
	Evergreen Money Market Fund	$10,001-$50,000
	Evergreen Municipal Money Market Fund	$1-$10,000
	Evergreen Omega Fund	Over $100,000
	Evergreen Special Values Fund	Over $100,000
	Evergreen Utilities and High Income Fund	$1-$10,000

1          Invested through the Trustees’ Deferred Compensation Plan.  The Deferred Compensation Plan allows each Trustee to defer any or all of his or her compensation for serving as Trustee, and to have such compensation invested into a deferral account.  The investment performance of the deferral account is based on the investment performance of the particular Evergreen fund(s) selected by the Trustee.

2          Amount shown includes direct investments as well as investments through the Trustees' Deferred Compensation Plan. Dollar ranges of investments held directly in these funds are as follows: Mr. Austin – Evergreen Health Care Fund, $10,001 - $50,000; Evergreen Omega Fund, $10,001 - $50,000. Mr. McDonnell – Evergreen Fundamental Large Cap Fund, $10,001 - $50,000 and Evergreen Money Market Fund, $1 - $10,000. Mr. Pettit – Evergreen Equity Income Fund, $1 - $10,000; Evergreen Fundamental Large Cap Fund, $10,001 - $50,000; Evergreen Global Large Cap Equity Fund, $1 - $10,000. Mr. Scofield – Evergreen Balanced Fund, $10,001-$50,000.

3       Information for Mr. Gifford has been updated to reflect holdings as of July 26, 2006.

4       In addition to the amounts shown in the table, Mr. McDonnell has $10,001-$50,000 invested in a 529 Education Savings Plan which may from time to time invest in certain of the Evergreen funds.

November 29, 2006	578159 (11/06)

SUPPLEMENT TO THE STATEMENTS OF ADDITIONAL INFORMATION

OF

EVERGREEN BALANCED FUNDS
EVERGREEN DOMESTIC EQUITY FUNDS I
EVERGREEN DOMESTIC EQUITY FUNDS II
EVERGREEN ENVISION FUNDS
EVERGREEN GLOBAL AND INTERNATIONAL FUNDS
EVERGREEN INSTITUTIONAL MONEY MARKET FUNDS
EVERGREEN INTERMEDIATE AND LONG TERM BOND FUNDS
EVERGREEN MONEY MARKET FUNDS
EVERGREEN SECTOR FUNDS
EVERGREEN SHORT AND INTERMEDIATE TERM BOND FUNDS
EVERGREEN SOUTHERN STATE MUNICIPAL BOND FUNDS
EVERGREEN STATE MUNICIPAL BOND FUNDS
EVERGREEN VARIABLE ANNUITY TRUST

Effective immediately, the table in the subsection entitled "Trustee Ownership of Evergreen Fund Shares" under "Management of the Trust" in the above-referenced Statements of Additional Information is revised to include the following information for Patricia Norris as of September 19, 2006:

Trustee	Fund	Dollar Range of Investment in Fund	Aggregate Dollar Range of Investments in Evergreen Fund Complex
Patricia B. Norris	Evergreen Disciplined Small-Mid Value Fund	$10,001 - $50,000	Over $100,000
	Evergreen Disciplined Value Fund	$10,001 - $50,000
	Evergreen Emerging Markets Growth Fund	$10,001 - $50,000
	Evergreen Global Opportunities Fund	$10,001 - $50,000
	Evergreen Growth Fund	$10,001 - $50,000
	Evergreen Health Care Fund	$10,001 - $50,000
	Evergreen International Equity Fund	$10,001 - $50,000
	Evergreen Precious Metals Fund	$10,001 - $50,000
	Evergreen Utility and Telecommunications Fund	$10,001 - $50,000

September 28, 2006	577675 (9/06)

SUPPLEMENT TO THE STATEMENTS OF ADDITIONAL INFORMATION

OF

EVERGREEN BALANCED FUNDS
EVERGREEN DOMESTIC EQUITY FUNDS I
EVERGREEN DOMESTIC EQUITY FUNDS II
EVERGREEN EQUITY INDEX FUNDS
EVERGREEN ENVISION FUNDS
EVERGREEN GLOBAL AND INTERNATIONAL FUNDS
EVERGREEN INSTITUTIONAL MONEY MARKET FUNDS
EVERGREEN INTERMEDIATE AND LONG TERM BOND FUNDS
EVERGREEN MONEY MARKET FUNDS
EVERGREEN NATIONAL MUNICIPAL BOND FUNDS
EVERGREEN SECTOR FUNDS
EVERGREEN SHORT AND INTERMEDIATE TERM BOND FUNDS
EVERGREEN SOUTHERN STATE MUNICIPAL BOND FUNDS
EVERGREEN STATE MUNICIPAL BOND FUNDS
EVERGREEN VARIABLE ANNUITY TRUST

Effective immediately, the paragraph preceding the “Trustee Compensation” table is amended to include the following sentence:

Patricia B. Norris became a Trustee effective July 1, 2006 and did not receive any compensation from the Trusts for the periods indicated.

In the “Independent Trustees” table, the following is added and footnote 1 is replaced as follows:

Name and Date of Birth	Position with Trust	Beginning Year of Term of Office[1]	Principal Occupations for Last Five Years	Number of Portfolios Overseen in the Evergreen Fund Complex as of 7/1/2006	Other Directorships held outside of the Evergreen Fund Complex
Patricia B. Norris DOB: 4/9/1948	Trustee	2006	Former Partner, PricewaterhouseCoopers LLP (Independent Registered Public Accounting Firm)	89	None

1Each Trustee, except Mses. Fulton and Norris, serves until a successor is duly elected or qualified or until his or her death, resignation, retirement or removal from office. As new Trustees, Ms. Fulton's and Ms. Norris’ initial terms end March 31, 2007 and June 30, 2009, respectively, at which times they may be re-elected by Trustees to serve until a successor is duly elected or qualified or until her death, resignation, retirement or removal from office by the Trustees.

In the “Trustee Ownership of Evergreen Funds Shares” table, the following updates the information for Shirley L. Fulton and K. Dun Gifford to July 26, 2006:

Trustee	Fund	Dollar Range of Investment in Fund	Aggregate Dollar Range of Investments in Evergreen Funds Complex
Shirley L. Fulton	Evergreen International Equity Fund[1]	$10,001 - $50,000	Over $100,000
	Evergreen Healthcare Fund[1]	$10,001 - $50,000
	Evergreen Asset Allocation Fund[1]	$10,001 - $50,000
	Evergreen Disciplined Value Fund[1]	$10,001 - $50,000
	Evergreen Small Cap Value Fund[1]	$10,001 - $50,000
K. Dun Gifford	Evergreen Asset Allocation Fund	$50,001 - $100,000	Over $100,000
	Evergreen Equity Income Fund	$50,001 - $100,000
	Evergreen Emerging Markets Growth Fund	$10,001 - $50,000
	Evergreen Global Opportunities Fund	Over $100,000

1Invested through the Trustees’ Deferred Compensation Plan.  The Deferred Compensation Plan allows each Trustee to defer any or all of his or her compensation for serving as Trustee, and to have such compensation invested into a deferral account.  The investment performance of the deferral account is based on the investment performance of the particular Evergreen fund(s) selected by the Trustee.

                Patricia B. Norris became a member of the Board of Trustees as of July 1, 2006. As of the date of her election to the Board of Trustees, Ms. Norris did not have any holdings in the Evergreen funds.

                The section “Management of the Trust” is revised to add the following:

As of July 14, 2006, the Committee memberships have been revised as follows: Messrs. Austin and Gifford and Ms. Norris will serve as the Audit Committee, with Mr. Austin serving as Chairperson. Each member of the Committee is an Independent Trustee. Messrs. Keith and Pettit and Ms. Fulton will serve as members of the 12b-1 Committee, with Mr. Keith serving as Chairperson. Messrs. Shima, McDonnell, Richardson, Salton and Wagoner will serve as the Performance Committee, with Mr. Shima serving as Chairperson. The Distribution and Shareholder Service Committee has been renamed the 12b-1 Committee. The Executive Committee has assumed the responsibilities of the Litigation Oversight Committee, which has been dissolved. The Audit Committee has assumed the responsibilities of the Pricing Committee, which has been dissolved.

July 28, 2006	576687 (7/06)

SUPPLEMENT TO THE STATEMENTS OF ADDITIONAL INFORMATION

OF

EVERGREEN BALANCED FUNDS

EVERGREEN DOMESTIC EQUITY FUNDS I

EVERGREEN DOMESTIC EQUITY FUNDS II

EVERGREEN EQUITY INDEX FUNDS

EVERGREEN ENVISION FUNDS

EVERGREEN GLOBAL AND INTERNATIONAL FUNDS

EVERGREEN INSTITUTIONAL MONEY MARKET FUNDS

EVERGREEN INTERMEDIATE AND LONG TERM BOND FUNDS

EVERGREEN MONEY MARKET FUNDS

EVERGREEN NATIONAL MUNICIPAL BOND FUNDS

EVERGREEN SECTOR FUNDS

EVERGREEN SHORT AND INTERMEDIATE TERM BOND FUNDS

EVERGREEN SOUTHERN STATE MUNICIPAL BOND FUNDS

EVERGREEN STATE MUNICIPAL BOND FUNDS

EVERGREEN VARIABLE ANNUITY TRUST

Effective immediately, the subsection “Further Explanation of Borrowing Policy” under “Investment Policies” is replaced with the following:

Under the 1940 Act generally, each Fund may borrow from banks in an amount up to 33 1/3% of its total assets (including amounts borrowed) for any reason, and each Fund may also borrow up to an additional 5% of its total assets from banks or others for temporary or emergency purposes.   Each Fund may also borrow from certain other Evergreen funds pursuant to applicable exemptive relief, within the limitations described above.

June 15, 2006	576704 (6/06)

SUPPLEMENT TO THE

STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

OF EVERGREEN SMALL-MID GROWTH FUND

I.       Evergreen Small-Mid Growth Fund (the “Fund”)

Effective immediately, the section of the SAI entitled “PORTFOLIO MANAGERS” is revised as follows to add the following four paragraphs:

Conflicts of Interest.  Portfolio managers may experience certain conflicts of interest in managing the Funds’ investments, on the one hand, and the investments of other accounts, including other Evergreen funds, on the other.  For example, if a portfolio manager identifies a limited investment opportunity, such as an initial public offering, that may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of that investment across all eligible funds and accounts. EIMC has policies and procedures to address potential conflicts of interest relating to the allocation of investment opportunities.  EIMC’s policies and procedures relating to the allocation of investment opportunities address these potential conflicts by limiting portfolio manager discretion and are intended to result in fair and equitable allocations among all products managed by that portfolio manager or team that might be eligible for a particular investment.  However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

The management of multiple Funds and other accounts may give rise to potential conflicts of interest, particularly if the Funds and accounts have different objectives, benchmarks and time horizons, as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts.  For example, in certain instances, a portfolio manager may take conflicting positions in a particular security for different accounts, by selling a security for one account and continuing to hold it for another account.  In addition, the management of other accounts may require the portfolio manager to devote less than all of his or her time to a Fund, which may constitute a conflict with the interest of the Fund.  EIMC seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline, such as investing in large capitalization equity securities.  Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest.

EIMC does not receive a performance fee for its management of the Funds.  EIMC, TAG, EIA and/or a portfolio manager may have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Funds—for instance, those that pay a higher advisory fee and/or have a performance fee.  The policies of EIMC, however, require that portfolio managers treat all accounts they manage equitably and fairly.

EIMC has a policy allowing it to aggregate sale and purchase orders of securities for all accounts with similar orders if, in EIMC’s reasonable judgment, such aggregation is reasonably likely to result generally in lower per-share brokerage commission costs.  In such event, each client may be charged or credited, as the case may be, the average transaction price of all securities purchased or sold in such transaction.  As a result, however, the price may be less favorable to a client than it would be if similar transactions were not being executed concurrently for other accounts.  In addition, in many instances, the purchase or sale of securities for accounts will be effected simultaneously with the purchase or sale of like securities for other accounts.  Such transactions may be made at slightly different prices, due to the volume of securities purchased or sold.   EIMC has also adopted policies and procedures in accordance with Rule 17a-7 under the 1940 Act relating to transfers effected without a broker-dealer between registered investment companies or a registered investment company client and another advisory client, to ensure compliance with the rule and fair and equitable treatment of both clients involved in such transactions.

November 18, 2005 574949 (11/05)

EVERGREEN EQUITY TRUST

200 Berkeley Street

Boston, Massachusetts 02116

1.800.343.2898

DOMESTIC EQUITY FUNDS I

STATEMENT OF ADDITIONAL INFORMATION

September 21, 2005

Evergreen Small-Mid Growth Fund (the “Fund”)

The Fund is a series of an open-end management investment company known as Evergreen Equity Trust (the “Trust”)

This Statement of Additional Information (SAI) pertains to all classes of shares of the Fund listed above. It is not a prospectus but should be read in conjunction with the prospectuses dated September 21, 2005, and as amended from time to time, for the Fund.

The Fund is offered through a prospectus offering Class A shares and a prospectus offering Class I shares, both of which are dated September 21, 2005, each as supplemented from time to time.  You may obtain a copy of a prospectus by calling 1.800.343.2898 or downloading it off our website at EvergreenInvestments.com. The information in Part 1 of this SAI is specific information about the Fund in the prospectus. The information in Part 2 of this SAI contains more general information that may or may not apply to the Fund or class of shares in which you are interested.

PART 1

TRUST HISTORY............................................................................................................................. 1-1

INVESTMENT POLICIES.................................................................................................................. 1-1

OTHER SECURITIES AND PRACTICES............................................................................................. 1-3

PRINCIPAL HOLDERS OF FUND SHARES........................................................................................ 1-4

EXPENSES..................................................................................................................................... 1-4

COMPUTATION OF CLASS A OFFERING PRICE .............................................................................. 1-5

SERVICE PROVIDERS.................................................................................................................... 1-5

PART 2

ADDITIONAL INFORMATION ON SECURITIES AND INVESTMENT PRACTICES................................... 2-1

PURCHASE AND REDEMPTION OF SHARES................................................................................. 2-21

PRICING OF SHARES.................................................................................................................... 2-23

PRINCIPAL UNDERWRITER........................................................................................................... 2-27

DISTRIBUTION EXPENSES UNDER RULE 12b-1.............................................................................. 2-27

TAX INFORMATION........................................................................................................................ 2-33

BROKERAGE................................................................................................................................ 2-36

ORGANIZATION............................................................................................................................. 2-38

INVESTMENT ADVISORY AGREEMENT......................................................................................... 2-39

PORTFOLIO MANAGERS............................................................................................................... 2-30

MANAGEMENT OF THE TRUST...................................................................................................... 2-40

POLICY FOR DISSEMINATION OF PORTFOLIO HOLDINGS............................................................. 2-40

CORPORATE AND MUNICIPAL BOND RATINGS............................................................................. 2-46

ADDITIONAL INFORMATION........................................................................................................... 2-57

PROXY VOTING POLICY AND PROCEDURES.................................................................................. A-1

PART 1

TRUST HISTORY

The Trust is an open-end management investment company which was organized as a Delaware statutory trust on September 18, 1997. A copy of the Agreement and Declaration of Trust, as amended, is on file as an exhibit to the Trust's Registration Statement, of which this SAI is a part.

INVESTMENT POLICIES

FUNDAMENTAL INVESTMENT RESTRICTIONS

The Fund has adopted the fundamental investment restrictions set forth below which may not be changed without the vote of a majority of the Fund's outstanding shares, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). Where necessary, an explanation beneath a fundamental policy describes the Fund’s practices with respect to that policy, as allowed by current law. If the law governing a policy changes, the Fund’s practices may change accordingly without a shareholder vote. Unless otherwise stated, all references to the assets of a Fund are in terms of current market value.

Diversification

The Fund may not make any investment that is inconsistent with its classification as a diversified investment company under the 1940 Act.

Further Explanation of Diversification Policy:

To remain classified as a diversified investment company under the 1940 Act, the Fund must conform with the following: With respect to 75% of its total assets, a diversified investment company may not invest more than 5% of its total assets, determined at market or other fair value at the time of purchase, in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, determined at the time of purchase. These limitations do not apply to (1) a Fund’s assets represented by cash or cash equivalents, (2) investments in securities issued or guaranteed by the United States (U.S.) government or its agencies or instrumentalities, and (3) shares of other investment companies.

2.  Concentration

The Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry (other than securities that are issued or guaranteed by the U.S. government or its agencies or instrumentalities).

Further Explanation of Concentration Policy:

The Fund may not invest more than 25% of its total assets, taken at market value, in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

            3.  Issuing Senior Securities

Except as permitted under the 1940 Act, the Fund may not issue senior securities.

            4.  Borrowing

The Fund may not borrow money, except to the extent permitted by applicable law.

Further Explanation of Borrowing Policy:

The Fund may borrow from banks and enter into reverse repurchase agreements in an amount up to 33 1/3% of its total assets, taken at market value.  The Fund may also borrow up to an additional 5% of its total assets from banks or others. A Fund may borrow only as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. A Fund may purchase additional securities so long as outstanding borrowings do not exceed 5% of its total assets. The Fund may obtain such short‑term credit as may be necessary for the clearance of purchases and sales of portfolio securities. The Fund may purchase securities on margin and engage in short sales to the extent permitted by applicable law. The Fund does not consider covered dollar rolls to be “borrowings” for purposes of this restriction.

            5.  Underwriting

The Fund may not underwrite securities of other issuers, except insofar as a Fund may be deemed to be an underwriter in connection with the disposition of its portfolio securities.

            6.  Real Estate

            The Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, a Fund may invest in (a) securities that are directly or indirectly secured by real estate, or (b) securities issued by issuers that invest in real estate.

            7.  Commodities

The Fund may not purchase or sell commodities or contracts on commodities, except to the extent that a Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

            8.  Lending

The Fund may not make loans to other persons, except that a Fund may lend its portfolio securities or cash in accordance with applicable law. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

Further Explanation of Lending Policy:

To generate income and offset expenses, a Fund may lend portfolio securities to broker‑dealers and other financial institutions in an amount up to 33 1/3% of its total assets, taken at market value. While securities are on loan, the borrower will pay the Fund any income accruing on the security. The Fund may invest any collateral it receives in additional portfolio securities, such as U.S. Treasury notes, certificates of deposit, other high‑grade, short‑term obligations or interest bearing cash equivalents. Increases and decreases in the market value of a security lent will affect the Fund and its shareholders.

When a Fund lends its securities, it will require the borrower to give the Fund collateral in cash or U.S. government securities. The Fund will require collateral in an amount equal to at least 100% of the current market value of the securities lent, including accrued interest. The Fund has the right to call a loan and obtain the securities lent any time on notice of not more than five business days. The Fund may pay reasonable fees in connection with such loans.

            The funds in the Evergreen Select Equity Trust, Evergreen Select Fixed Income Trust (except Evergreen Adjustable Rate Fund), Evergreen Equity Trust and Evergreen Fixed Income Trust have the ability to lend cash to other Evergreen funds, in accordance with Evergreen’s Interfund Lending Policy and with the exemptive order issued by the Securities and Exchange Commission on November 20, 2001 (Rel. No. 812-11592).  Evergreen’s Interfund Lending Program was implemented after July 23, 2002.

OTHER SECURITIES AND PRACTICES

For information regarding securities the Fund may purchase and investment practices the Fund may use, see the following sections in Part 2 of this SAI under “Additional Information on Securities and Investment Practices.” Information provided in the sections listed below expands upon and supplements information provided in the Fund's prospectuses.  The Fund may invest or participate in any of the securities and practices found in Part 2 of this SAI under “Additional Information on Securities and Investment Practices” to a de minimis extent (up to 5% of the Fund’s assets).

Money Market Instruments

U.S. Government Agency Securities

When-Issued, Delayed-Delivery and Forward Commitment Transactions

Repurchase Agreements

Reverse Repurchase Agreements

Leverage

Securities Lending

Convertible Securities

Preferred Stocks

Options and Futures Strategies

Obligations of Foreign Branches of U.S. Banks

Obligations of U.S. Branches of Foreign Banks

Foreign Securities

Illiquid and Restricted Securities

Investment in Other Investment Companies

Short Sales

Master Demand Notes

Payment-in-kind Securities

Zero Coupon "Stripped" Bonds

Real Estate Investment Trusts

Limited Partnerships

PRINCIPAL HOLDERS OF FUND SHARES

As of September 15, 2005, the officers and Trustees of the Trust owned as a group less than 1% of the outstanding shares of any class of the Fund.

            As of September 15, 2005, no person, to the Fund's knowledge, owned beneficially or of record 5% or more of the Fund's shares.

EXPENSES

Advisory Fees

Evergreen Investment Management Company, LLC (EIMC), a wholly owned subsidiary of Wachovia Corporation (Wachovia), is the investment advisor to the Fund.  Wachovia is located at 301 South College Street, Charlotte, North Carolina 28288-0013.  For more information, see “Investment Advisory Agreement” in Part 2 of this SAI.

EIMC is entitled to receive from the Fund an annual fee based on the Fund’s average daily net assets, as follows:

Average Daily Net Assets	Fee
first $1 billion	0.70%
over $1 billion	0.65%

EIMC has agreed to voluntarily waive the advisory fee for the first year of operations in order to cap the Fund’s Total Fund Operating Expenses at 1.22% for Class A and 0.92% for Class I.

Trustee Compensation

Listed below is the estimated Trustee compensation that will be paid by the Domestic Equity Funds I (the "Fund Group") for the fiscal year ending September 30, 2006 and by the Trust and the ten other trusts in the Evergreen fund complex for the twelve months ended December 31, 2004.  As of the fiscal year ended September 30, 2005, the Fund was not operational and did not pay compensation to the Trustees.  The Trustees do not receive pension or retirement benefits from the Evergreen funds.  For more information, see “Management of the Trust” in Part 2 of this SAI.

Trustee	Estimated Aggregate Compensation from the Fund Group for the fiscal year ended 9/30/2006	Total Compensation from the Evergreen Fund Complex for the twelve months ended 12/31/2004(1)
Charles A. Austin III	$12,270	$177,084
Shirley L. Fulton(2)	$9,761	$122,834
K. Dun Gifford	$10,702	$178,334
Leroy Keith Jr.	$9,761	$162,334
Gerald M. McDonnell	$9,761	$162,334
William Walt Pettit	$9,761	$162,334
David M. Richardson	$9,761	$162,334
Russell A. Salton, III	$10,702	$178,334
Michael S. Scofield	$18,022	$221,334
Richard J. Shima	$11,155	$178,334
Richard K. Wagoner	$9,761	$162,334

(1) Certain Trustees have elected to defer all or part of their total compensation for the twelve- months ended December 31, 2004. The amounts listed below will be payable in later years to the respective Trustees:

Austin	$106,250
Fulton	$30,709
McDonnell	$48,700
Pettit Shima	$56,817 $62,417

  (2) Ms. Fulton became a Trustee effective April 1, 2004.

COMPUTATION OF CLASS A OFFERING PRICE

            Class A shares are sold at the net asset value (NAV) plus a sales charge.  Below is an example of the method of computing the offering price of Class A shares of the Fund.  The example assumes a purchase of Class A shares of the Fund aggregating less than $50,000 based upon the NAV of the Fund’s Class A shares at September 21, 2005.  For more information, see “Pricing of Shares” in Part 2 of this SAI.

Share Class	Net Asset Value Per Share	Sales Charge[1]	Offering Price Per Share
Class A	$10.00	5.75%	$10.61

1The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

SERVICE PROVIDERS

Administrator

            Evergreen Investment Services, Inc. (EIS), 200 Berkeley Street, Boston, Massachusetts 02116-5034, a subsidiary of Wachovia, serves as administrator to the Fund, subject to the supervision and control of the Trust's Board of Trustees. EIS provides the Fund with facilities, equipment and personnel and is entitled to receive from the Fund annual fees at the following rate.

Average Daily Net Assets of the Evergreen funds (Excluding Money Market Funds)	Administrative Services Fee Rates
First $50 billion	0.100%
Next $25 billion	0.090%
Next $25 billion	0.080%
Next $25 billion	0.075%
On assets over $125 billion	0.050%

Distributor

            EIS is also the distributor of the Fund and markets the Fund through broker‑dealers and other financial representatives.

Transfer Agent

            Evergreen Service Company, LLC (ESC), P.O. Box 8400, Boston, Massachusetts 02266-8400, a subsidiary of Wachovia, is the Fund's transfer agent. ESC issues and redeems shares, pays dividends and performs other duties in connection with the maintenance of shareholder accounts.  The Fund pays ESC annual fees as follows:

Fund Type	Annual Fee Per Open Account*	Annual Fee Per Closed Account**
Monthly Dividend Funds	$26.75	$9.00
Quarterly Dividend Funds	$21.75	$9.00
Semiannual Dividend Funds	$21.75	$9.00
Annual Dividend Funds	$21.75	$9.00

            *               For shareholder accounts only. The Fund pays ESC cost plus 15% for broker accounts.

                **             Closed accounts are maintained on the system in order to facilitate historical tax information.

Independent Registered Public Accounting Firm

KPMG LLP, 99 High Street, Boston, Massachusetts 02110, audits the financial statements of the Fund.

Custodian

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, keeps custody of the Fund's securities and cash and performs other related duties.

Legal Counsel

            Sullivan & Worcester LLP, 1666 K Street, N.W., Washington, D.C. 20006, provides legal advice to the Independent Trustees of the Trust.

            Ropes & Gray LLP, One International Place, Boston, MA 02110-2624, serves as counsel to the Fund.

Statement of Additional Information (SAI)

PART 2

ADDITIONAL INFORMATION ON SECURITIES

AND INVESTMENT PRACTICES

The prospectus describes the Fund’s investment objective and the securities in which it primarily invests. The following describes other securities the Fund may purchase and investment strategies it may use.  Some of the information below will not apply to the Fund or the Class in which you are interested.  See the list under Other Securities and Practices in Part 1 of this SAI to determine which of the sections below are applicable.

Money Market Instruments

The Fund may invest up to 100% of its assets in high-quality money market instruments, such as notes, certificates of deposit, commercial paper, banker’s acceptances, bank deposits or U.S. government securities if, in the opinion of the investment advisor, market conditions warrant a temporary defensive investment strategy.

U.S. Government Agency Securities

            The Fund may invest in securities issued or guaranteed by U.S. Government agencies or instrumentalities.

            These securities are backed by (1) the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities or (2) the credit of the agency or instrumentality issuing or guaranteeing the obligations. These agencies, although chartered or sponsored by Congress, are not funded by congressional appropriations and the securities issued by them are neither guaranteed nor insured by the U.S. government and are supported only by the credit of the issuer itself. In general, securities issued by the U.S. government-sponsored entities are neither insured nor guaranteed by the U.S. Treasury.

            Some government agencies and instrumentalities may not receive financial support from the U.S. Government.  Examples of such agencies are:

(i)   Farm Credit System, including the National Bank for Cooperatives, Farm Credit Banks and Banks for Cooperatives;

(ii)   Farmers Home Administration;

(iii)  Federal Home Loan Banks;

(iv)  Federal Home Loan Mortgage Corporation;

Federal National Mortgage Association; and

Student Loan Marketing Association.

Securities Issued by the Government National Mortgage Association (GNMA).The Fund may invest in securities issued by the GNMA, a corporation wholly owned by the U.S. Government.  GNMA securities or "certificates" represent ownership in a pool of underlying mortgages.  The timely payment of principal and interest due on these securities is guaranteed by GNMA.

            Unlike conventional bonds, the principal on GNMA certificates is not paid at maturity but over the life of the security in scheduled monthly payments.  While mortgages pooled in a GNMA certificate may have maturities of up to 30 years, the certificate itself will have a shorter average maturity and less principal volatility than a comparable 30‑year bond.

            The market value and interest yield of GNMA certificates can vary due not only to market fluctuations, but also to early prepayments of mortgages within the pool.   Since prepayment rates vary widely, it is impossible to accurately predict the average maturity of a GNMA pool.  In addition to the guaranteed principal payments, GNMA certificates may also make unscheduled principal payments resulting from prepayments on the underlying mortgages.

            Although GNMA certificates may offer yields higher than those available from other types of U.S. Government securities, they may be less effective as a means of locking in attractive long‑term rates because of the prepayment feature.  For instance, when interest rates decline, prepayments of the underlying mortgages are likely to increase as the holders of the underlying mortgages seek refinancing.  As a result, the value of a GNMA certificate is not as likely to rise as the value of a comparable debt security would in response to the same decline.  In addition, these prepayments can cause the price of a GNMA certificate originally purchased at a premium to decline in price compared to its par value, which may result in a loss.

When‑Issued, Delayed‑Delivery and Forward Commitment Transactions

The Fund may purchase securities on a when‑issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis.  Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made.

            The Fund may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date.  Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth.  In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when‑issued, delayed-delivery or forward commitment basis the Fund will hold liquid assets worth at least the equivalent of the amount due.  The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

            Purchases made under such conditions may involve the risk that yields secured at the time of commitment may be lower than otherwise available by the time settlement takes place, causing an unrealized loss to the Fund.  In addition, when the Fund engages in such purchases, it relies on the other party to consummate the sale.  If the other party fails to perform its obligations, the Fund may miss the opportunity to obtain a security at a favorable price or yield.

Repurchase Agreements

            The Fund may enter into repurchase agreements with entities that are registered as U.S. Government securities dealers, including member banks of the Federal Reserve System having at least $1 billion in assets, primary dealers in U.S. Government securities, or banks and other recognized financial institutions,  such as broker-dealers, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.  In a repurchase agreement the Fund obtains a security and simultaneously commits to return the security to the seller at a set price (including principal and interest) within a period of time usually not exceeding seven days.  The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security.  A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

            The Fund’s custodian or a third party will take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily.  To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities.  In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action.  The Fund's investment advisor believes that under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities.

Reverse Repurchase Agreements

            As described herein, the Fund may also enter into reverse repurchase agreements.  These transactions are similar to borrowing cash.  In a reverse repurchase agreement, the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate.

The use of reverse repurchase agreements may enable the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time.

            When effecting reverse repurchase agreements, liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date.  The segregated account is marked to market daily and maintained until the transaction is settled.

Leverage

            The Fund may engage in transactions that create leverage with up to 30% of its net assets in accordance with Evergreen’s Leverage Policy.  Leverage creates special risks for the Fund which are created when an investment exposes the Fund to a level of risk that exceeds the amount invested.  Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain.  Examples of transactions which create leverage include uncovered mortgage dollar rolls and investments in when-issued securities (see descriptions herein) as well as investing in securities that are issued on a “to-be-announced” basis (commonly referred to as “TBA’s”) which are purchased prior to their actual issuance. Examples of transactions which are not included in the calculation of the Fund’s total leverage-creating transactions are covered dollar rolls and collateralized securities lending in which the collateral received by the Fund is invested in cash equivalents.

Dollar Roll Transactions

            The Fund may enter into dollar rolls in which the Fund sells securities and simultaneously contracts to repurchase substantially similar securities on a specified future date.  In the case of dollar rolls involving mortgage-related securities, the mortgage-related securities that are purchased typically will be of the same type and will have the same or similar interest rate and maturity as those sold, but will be supported by different pools of mortgages.  The Fund forgoes principal and interest paid during the roll period on the securities sold in a dollar roll, but it is compensated by the difference between the current sales price and the price for the future purchase as well as by any interest earned on the proceeds of the securities sold.  The Fund could also be compensated through receipt of fee income.

Dollar rolls are not treated as borrowings or other senior securities and will be excluded from the calculation of the Fund’s borrowings and other senior securities.  Investing in dollar rolls creates leverage (unless they are “covered dollar rolls,” see description below) and are included in the calculation of the Fund’s total leverage-creating transactions.   In addition to the general risks involved in leveraging, dollar rolls are subject to the same risks as repurchase and reverse repurchase agreements.

Covered Dollar Rolls

The Fund may enter into covered dollar rolls which are the same as the dollar roll transactions described above except that the dollar roll position is offset with a cash or cash equivalent position. The offsetting cash/cash equivalent position effectively collateralizes the Fund’s right to receive the security at the end of the roll period, and also serves to minimize the leveraging effect of the transaction. Covered dollar rolls are not treated as a borrowing or other senior security and will be excluded from the calculation of the Fund’s borrowings and other senior securities. Covered dollar rolls are not considered to be a transaction that creates leverage and will be excluded from the calculation of the Fund’s total leverage-creating transaction.

Securities Lending

            The Fund may lend portfolio securities to brokers, dealers and other financial institutions to earn additional income for the Fund.  These transactions must be fully collateralized at all times with cash or short-term debt obligations, but involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from exercising its rights in respect of the collateral.  Any investment of collateral by the Fund would be made in accordance with the Fund's investment objective and policies described in the prospectus.

Convertible Securities

The Fund may invest in convertible securities. Convertible securities include fixed‑income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, bonds with warrants attached or bonds with a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allow convertible securities to be employed for a variety of investment strategies.

The Fund will exchange or convert convertible securities into shares of underlying common stock when, in the opinion of its investment advisor, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective. The Fund may also elect to hold or trade convertible securities. In selecting convertible securities, the investment advisor evaluates the investment characteristics of the convertible security as a fixed‑income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the investment advisor considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

Preferred Stocks

            The Fund may purchase preferred stock.  Preferred stock, unlike common stock, has a stated dividend rate payable from the corporation’s earnings.  Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate.  “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid.

            If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline.  Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, which can be a negative feature when interest rates decline.  Preferred stock also generally has a preference over common stock on the distribution of a corporation’s assets in the event of liquidation of the corporation.  Preferred stock may be “participating” stock, which means that it may be entitled to a dividend exceeding the stated dividend in certain cases.  The rights of preferred stock on distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with a corporation’s debt securities.

Warrants

The Fund may invest in warrants. Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

Swaps, Caps, Floors and Collars

            The Fund may enter into interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars.  The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date.  The Fund would use these transactions as hedges and not as speculative investments and would not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay.  Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal.  A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices.  The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount.  The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount.  A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

            The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.  The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by Standard & Poor’s Ratings Services (S&P) or Moody's Investors Service, Inc. (Moody’s) or has an equivalent rating from another nationally recognized securities rating organization or is determined to be of equivalent credit quality by the Fund's investment advisor.  If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction.  As a result, the swap market has become relatively liquid.  Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Indexed Securities

            The Fund may invest in indexed securities, the values of which are linked to currencies, interest rates, commodities, indices or other financial indicators ("reference instruments"). Most indexed securities have maturities of three years or less.

            Indexed securities differ from other types of debt securities in which the Fund may invest in several respects.  First, the interest rate or, unlike other debt securities, the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as an interest rate compared with a fixed interest rate or the currency exchange rates between two currencies (neither of which need be the currency in which the instrument is denominated).  The reference instrument need not be related to the terms of the indexed security.  For example, the principal amount of a U.S. dollar denominated indexed security may vary based on the exchange rate of two foreign currencies.  An indexed security may be positively or negatively indexed; that is, its value may increase or decrease if the value of the reference instrument increases.  Further, the change in the principal amount payable or the interest rate of an indexed security may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

            Investment in indexed securities involves certain risks.  In addition to the credit risk of the security's issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of indexed securities may decrease as a result of changes in the value of reference instruments.  Further, in the case of certain indexed securities in which the interest rate is linked to a reference instrument, the interest rate may be reduced to zero, and any further declines in the value of the security may then reduce the principal amount payable on maturity.  Finally, indexed securities may be more volatile than the reference instruments underlying indexed securities.

            To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging.  Proxy hedging is often used when the currency to which the Fund is exposed is difficult to hedge or to hedge against the dollar.  Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's securities are or are expected to be denominated, and to buy U.S. dollars.  The amount of the contract would not exceed the value of the Fund’s securities denominated in linked currencies.  For example, if the Fund's investment advisor considers that the Austrian schilling is linked to the German deutschmark (the "D-mark"), the Fund holds securities denominated in schillings and the investment advisor believes that the value of schillings will decline against the U.S. dollar, the investment advisor may enter into a contract to sell D-marks and buy dollars.

Options and Futures Strategies

The Fund may at times seek to hedge against either a decline in the value of its portfolio securities or an increase in the price of securities which the investment advisor plans to purchase through the writing and purchase of options and the purchase or sale of futures contracts and related options.  Expenses and losses incurred as a result of such hedging strategies will reduce the Fund’s current return.

The ability of the Fund to engage in the options and futures strategies described below will depend on the availability of liquid markets in such instruments.  It is impossible to predict the amount of trading interest that may exist in various types of options or futures.  Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes stated below.

Writing Covered Options on Securities.  The Fund may write covered call options and covered put options on optionable securities of the types in which it is permitted to invest from time to time as the investment advisor determines is appropriate in seeking to attain the Fund’s investment objective.  Call options written by the Fund give the holder the right to buy the underlying security from the Fund at a stated exercise price; put options give the holder the right to sell the underlying security to the Fund at a stated price.

The Fund may only write call options on a covered basis or for cross-hedging purposes and will only write covered put options.  A put option would be considered “covered” if the Fund owns an option to sell the underlying security subject to the option having an exercise price equal to or greater than the exercise price of the “covered” option at all times while the put option is outstanding.  A call option is covered if the Fund owns or has the right without additional compensation to acquire the underlying securities subject to the call option (or comparable securities satisfying the cover requirements of securities exchanges) at all times during the option period.  A call option is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against another security which the Fund owns or has the right to acquire.  In the case of a call written for cross-hedging purposes or a put option, the Fund will maintain in a segregated account at the Fund’s custodian bank cash or short-term U.S. government securities with a value equal to or greater than the Fund’s obligation under the option.  The Fund may also write combinations of covered puts and covered calls on the same underlying security.

The Fund will receive a premium from writing an option, which will increase the Fund’s return in the event the option expires unexercised or is terminated at a profit.  The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option, and the volatility of the market price of the underlying security.  By writing a call option, the Fund will limit its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option.  By writing a put option, the Fund will assume the risk that it may be required to purchase the underlying security for a price higher than its then current market price, resulting in a potential capital loss if the purchase price exceeds market price plus the amount of the premium received.

The Fund may terminate an option which it has written prior to its expiration, by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written.  The Fund will realize a profit (or loss) from such transaction if the cost of such transaction is less (or more) than the premium received from the writing of the option.  Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option may be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

Purchasing Put and Call Options on Securities.  The Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value.  This protection is provided during the life of the put option since the Fund, as holder of the put, is able to sell the underlying security at the exercise price regardless of any decline in the underlying security’s market price.  For the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs.  By using put options in this manner, any profit which the Fund might otherwise have realized on the underlying security will be reduced by the premium paid for the put option and by transaction costs.

The Fund may also purchase a call option to hedge against an increase in price of a security that it intends to purchase.  This protection is provided during the life of the call option since the Fund, as holder of the call, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security’s market price.  For the purchase of a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs.  By using call options in this manner, any profit which the Fund might have realized had it bought the underlying security at the time it purchased the call option will be reduced by the premium paid for the call option and by transaction costs.

            The Fund may enter into financial futures contracts and write options on such contracts.  The Fund intends to enter into such contracts and related options for hedging purposes.  The Fund will enter into futures on securities or index‑based futures contracts in order to hedge against changes in interest or exchange rates or securities prices.  A futures contract on securities is an agreement to buy or sell securities at a specified price during a designated month.  A futures contract on a securities index does not involve the actual delivery of securities, but merely requires the payment of a cash settlement based on changes in the securities index.   The Fund does not make payment or deliver securities upon entering into a futures contract.  Instead, it puts down a margin deposit, which is adjusted to reflect changes in the value of the contract and which continues until the contract is terminated.

            The Fund may sell or purchase futures contracts.  When a futures contract is sold by the Fund, the value of the contract will tend to rise when the value of the underlying securities declines and to fall when the value of such securities increases.  Thus, the Fund sells futures contracts in order to offset a possible decline in the value of its securities.  If a futures contract is purchased by the Fund, the value of the contract will tend to rise when the value of the underlying securities increases and to fall when the value of such securities declines.  The Fund intends to purchase futures contracts in order to establish what is believed by the investment advisor to be a favorable price or rate of return for securities the Fund intends to purchase.

            The Fund also intends to purchase put and call options on futures contracts for hedging purposes.  A put option purchased by the Fund would give it the right to assume a position as the seller of a futures contract.  A call option purchased by the Fund would give it the right to assume a position as the purchaser of a futures contract.  The purchase of an option on a futures contract requires the Fund to pay a premium.  In exchange for the premium, the Fund becomes entitled to exercise the benefits, if any, provided by the futures contract, but is not required to take any action under the contract.  If the option cannot be exercised profitably before it expires, the Fund's loss will be limited to the amount of the premium and any transaction costs.

            The Fund may enter into closing purchase and sale transactions in order to terminate a futures contract and may sell put and call options for the purpose of closing out its options positions.  The Fund's ability to enter into closing transactions depends on the development and maintenance of a liquid secondary market.  There is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. As a result, there can be no assurance  that the Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time.  If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the contract and to complete the contract according to its terms, in which case it would continue to bear market risk on the transaction.

            Although futures and options transactions are intended to enable the Fund to manage market, interest rate or exchange rate risk, unanticipated changes in interest rates or market prices could result in poorer performance than if it had not entered into these transactions.  Even if the investment advisor correctly predicts interest rate movements, a hedge could be unsuccessful if changes in the value of the Fund's futures position did not correspond to changes in the value of its investments.  This lack of correlation between the Fund's futures and securities positions may be caused by differences between the futures and securities markets or by differences between the securities underlying the Fund's futures position and the securities held by or to be purchased for the Fund. The Fund's investment advisor will attempt to minimize these risks through careful selection and monitoring of the Fund's futures and options positions.

            The Fund does not intend to use futures transactions for speculation or leverage.  The Fund has the ability to write options on futures, but currently intends to write such options only to close out options purchased by the Fund.  The Fund will not change these policies without supplementing the information in the prospectus or SAI.

“Margin” in Futures Transactions.  Unlike the purchase or sale of a security, the Fund does not pay or receive money upon the purchase or sale of a futures contract.  Rather the Fund is required to deposit an amount of "initial margin" in cash or U.S. Treasury bills with its custodian (or the broker, if legally permitted).  The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract initial margin does not involve the borrowing of funds by the Fund to finance the transactions.  Initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.

            A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded.  Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract.  This process is known as "marking to market”.  Variation margin does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired.  In computing its daily net asset value the Fund will mark‑to‑market its open futures positions.  The Fund is also required to deposit and maintain margin when it writes call options on futures contracts.

Limitations.  The Fund will not purchase or sell futures contracts or options on futures contracts if, as a result, the sum of the initial margin deposits on its existing futures contracts and related options positions and premiums paid for options on futures contracts would exceed 5% of the net assets of the Fund unless the transaction meets certain “bona fide hedging” criteria. The Fund will not maintain open positions in futures contracts it has sold or call options it has written on futures contracts if, in the aggregate, the value of the open positions (marked to market) exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on those open positions, adjusted for the correlation of volatility between the hedged securities and the futures contracts.  If this limitation is exceeded at any time, the Fund will take prompt action to close out a sufficient number of open contracts to bring its open futures and options positions within this limitation.

Risks of Options and Futures Strategies.  The effective use of options and futures strategies depends, among other things, on the Fund’s ability to terminate options and futures positions at times when the investment advisor deems it desirable to do so.  Although the Fund will not enter into an option or futures position unless the investment advisor believes that a liquid market exists for such option or future, there can be no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price.  The investment advisor generally expects that options and futures transactions for the Fund will be conducted on recognized exchanges.  In certain instances, however, the Fund may purchase and sell options in the over-the-counter market.  The staff of the Securities and Exchange Commission (SEC) considers over-the-counter options to be illiquid.  The Fund’s ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund.

            The use of options and futures involves the risk of imperfect correlation between movements in options and futures prices and movements in the price of the securities that are the subject of the hedge.  The successful use of these strategies also depends on the ability of the Fund’s investment advisor to forecast correctly interest rate movements and general stock market price movements.  The risk increases as the composition of the securities held by the Fund diverges from the composition of the relevant option or futures contract.

Brady Bonds

The Fund may also invest in Brady Bonds. Brady Bonds are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market.

U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed-rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations that have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments, but generally are not collateralized. Brady Bonds are often viewed as having up to four valuation components: (1) collateralized repayment of principal at final maturity, (2) collateralized interest payments, (3) uncollateralized interest payments, and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

Obligations of Foreign Branches of United States Banks

The Fund may invest in obligations of foreign branches of U.S. banks. These may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by government regulation.  Payment of interest and principal upon these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk).  In addition, evidences of ownership of such securities may be held outside the U.S. and the Fund may be subject to the risks associated with the holding of such property overseas. Examples of governmental actions would be the imposition of currency controls, interest limitations, withholding taxes, seizure of assets or the declaration of a moratorium.  Various provisions of federal law governing domestic branches do not apply to foreign branches of domestic banks.

Obligations of United States Branches of Foreign Banks

The Fund may invest in obligations of U.S. branches of foreign banks. These may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as by governmental action in the country in which the foreign bank has its head office. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a domestic bank.

Foreign Securities

            The Fund may invest in foreign securities or U.S. securities traded in foreign markets.  In addition to securities issued by foreign companies, permissible investments may also consist of obligations of foreign branches of U.S. banks and of foreign banks, including European certificates of deposit, European time deposits, Canadian time deposits and Yankee certificates of deposit.  The Fund may also invest in Canadian commercial paper and Europaper.  These instruments may subject the Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. issuers.  Such risks include the possibility of adverse political and economic developments; imposition of withholding taxes on interest or other income; seizure, nationalization, or expropriation of foreign deposits; establishment of exchange controls or taxation at the source; greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations.  Such investments may also entail higher custodial fees and sales commissions than domestic investments.  Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations.  Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

The Fund may also invest in the stocks of companies located in emerging markets. These countries generally have economic structures that are less diverse and mature, and political systems that are less stable than those of developed countries.  Emerging markets may be more volatile than the markets of more mature economies, and the securities of companies located in emerging markets are often subject to rapid and large price fluctuations; however, these markets may also provide higher long-term rates of return.

Inter-american Development Bank and World Bank (formerly known as the International Bank for Reconstruction and Development)

The Fund may be subject to risks associated with obligations of the Inter-american Development Bank and World Bank (formerly known as the International Bank for Reconstruction and Development).  Because these entities are not governmental entities with taxing authority, and may be supported only by appropriate but unpaid commitments of member countries, there is no assurance that the commitments will be undertaken in the future.

Foreign Currency Transactions

            As one way of managing exchange rate risk, the Fund may enter into forward currency exchange contracts (agreements to purchase or sell currencies at a specified price and date).  The exchange rate for the transaction (the amount of currency the Fund will deliver and receive when the contract is completed) is fixed when the Fund enters into the contract.  The Fund usually will enter into these contracts to stabilize the U.S. dollar value of a security it has agreed to buy or sell. The Fund intends to use these contracts to hedge the U.S. dollar value of a security it already owns, particularly if the Fund expects a decrease in the value of the currency in which the foreign security is denominated.  Although the Fund will attempt to benefit from using forward contracts, the success of its hedging strategy will depend on the investment advisor's ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.  The value of the Fund's investments denominated in foreign currencies will depend on the relative strengths of those currencies and the U.S. dollar, and the Fund may be affected favorably or unfavorably by changes in the exchange rates or exchange control regulations between foreign currencies and the U.S. dollar.  Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Fund.  The Fund may also purchase and sell options related to foreign currencies in connection with hedging strategies.

Currency Cross-hedge

A currency cross-hedge enables the advisor to reduce exposure in one foreign currency relative to exposure in a second foreign currency. This strategy would make sense when the Fund wants to maintain its overall foreign currency exposure, but feels that some of the currencies are relatively more attractive.  An example would be where the manager feels that the British Pound is more attractive than the Euro, and cross-hedges some Euro-denominated bonds back to the Pound Sterling.  The overall foreign currency exposure stays constant, but the relative weighting of the Pound versus the Euro increases.

Currency Proxy-hedge

A currency proxy-hedge enables the advisor to hedge a foreign currency exposure back to the U.S. dollar by using a second currency that has a high correlation to the actual long position, but where the second currency hedge would be either more liquid or less costly.  An example might be where the manager owns a position denominated in Indonesian Rupiah, but where the Yen has higher liquidity and is deemed a more cost effective hedge.

Creating a Net Long Position Versus a Foreign Currency

Creating a net long position would be a situation where the manager of the Fund wishes to create exposure to a currency that exceeds the value of securities denominated in that currency that are held by the Fund.  An example might be where the manager has reduced his weighting in Japanese bonds to 10% below the benchmark due to concerns with the bonds, but wants to maintain a market weighting in the Yen.  Creating a long position in the Yen would accomplish this result.

Premium Securities

            The Fund may at times invest in premium securities which are securities bearing coupon rates higher than prevailing market rates.  Such "premium" securities are typically purchased at prices greater than the principal amount payable on maturity.  Although the Fund generally amortizes the amount of any such premium into income, the Fund may recognize a capital loss if such premium securities are called or sold prior to maturity and the call or sale price is less than the purchase price. Additionally, the Fund may recognize a capital loss if it holds such securities to maturity.

High Yield, High Risk Bonds

The Fund may invest a portion of its assets in lower rated bonds.  Bonds rated below BBB by S&P or Fitch IBCA, Inc. (Fitch) or below Baa by Moody’s, commonly known as “junk bonds,” offer high yields, but also high risk.  While investment in junk bonds provides opportunities to maximize return over time, they are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments.  Investors should be aware of the following risks:

            (1)    The lower ratings of junk bonds reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates may impair the ability of the issuer to make payments of interest and principal, especially if the issuer is highly leveraged.  Such issuer's ability to meet its debt obligations may also be adversely affected by the issuer's inability to meet specific forecasts or the unavailability of additional financing.  Also, an economic downturn or an increase in interest rates may increase the potential for default by the issuers of these securities.

            (2)    The value of junk bonds may be more susceptible to real or perceived adverse economic or political events than is the case for higher quality bonds.

            (3)    The value of junk bonds, like those of other fixed income securities, fluctuates in response to changes in interest rates, generally rising when interest rates decline and falling when interest rates rise.  For example, if interest rates increase after a fixed income security is purchased, the security, if sold prior to maturity, may return less than its cost.  The prices of junk bonds, however, are generally less sensitive to interest rate changes than the prices of higher‑rated bonds, but are more sensitive to news about an issuer or the economy which is, or investors perceive as, negative.

            (4)    The secondary market for junk bonds may be less liquid at certain times than the secondary market for higher quality bonds, which may adversely affect (a) the bond's market price, (b) the Fund's ability to sell the bond, and (c) the Fund's ability to obtain accurate market quotations for purposes of valuing its assets.

For bond ratings descriptions, see “Corporate and Municipal Bond Ratings” below.

Sovereign Debt Obligations

The Fund may purchase sovereign debt instruments issued or guaranteed by foreign governments or their agencies, including debt of Latin American nations or other developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors.

Illiquid and Restricted Securities

            The Fund may not invest more than 15% (10% for money market funds) of its net assets in securities that are illiquid. A security is illiquid when the Fund cannot dispose of it in the ordinary course of business within seven days at approximately the value at which the Fund has the investment on its books.

            The Fund may invest in "restricted" securities, i.e., securities subject to restrictions on resale under federal securities laws.  Rule 144A under the Securities Act of 1933 ("Rule 144A") allows certain restricted securities to trade freely among qualified institutional investors.  Since Rule 144A securities may have limited markets, the Board of Trustees will determine whether such securities should be considered illiquid for the purpose of determining the Fund's compliance with the limit on illiquid securities indicated above.  In determining the liquidity of Rule 144A securities, the Trustees will consider: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades.

Investment in Other Investment Companies

            The Fund may purchase the shares of other investment companies to the extent permitted under the 1940 Act.  Currently, the Fund may not (1) own more than 3% of the outstanding voting shares of another investment company, (2) invest more than 5% of its assets in any single investment company, and (3) invest more than 10% of its assets in investment companies.  However, the Fund may invest all of its investable assets in securities of a single open‑end management investment company with substantially the same fundamental investment objectives, policies and limitations as the Fund.  Investing in other investment companies may expose a Fund to duplicate expenses and lower its value.

Notwithstanding the foregoing, as a result of an exemptive order received from the SEC, the Fund may invest cash balances in shares of money market funds advised by the Fund’s investment advisor or an affiliate of the investment advisor, in amounts up to 25% of the Fund’s total assets.

Short Sales

A short sale is the sale of a security the Fund has borrowed.  The Fund expects to profit from a short sale by selling the borrowed security for more than the cost of buying it to repay the lender.  After a short sale is completed, the value of the security sold short may rise.  If that happens, the cost of buying it to repay the lender may exceed the amount originally received for the sale by the Fund.

            The Fund may engage in short sales, but it may not make short sales of securities or maintain a short position unless, at all times when a short position is open, it owns an equal amount of such securities or of securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.  The Fund may effect a short sale in connection with an underwriting in which the Fund is a participant.

Municipal Securities

The Fund may invest in municipal bonds of any state, territory or possession of the United States (U.S.), including the District of Columbia. The Fund may also invest in municipal bonds of any political  subdivision, agency or instrumentality (e.g., counties, cities, towns, villages, districts, authorities) of the U.S. or its possessions.  Municipal bonds are debt instruments issued by or for a state or local government to support its general financial needs or to pay for special projects such as airports, bridges, highways, public transit, schools, hospitals, housing and water and sewer works.  Municipal bonds may also be issued to refinance public debt.

            Municipal bonds are mainly divided between "general obligation" and "revenue" bonds.  General obligation bonds are backed by the full faith and credit of governmental issuers with the power to tax.  They are repaid from the issuer's general revenues.  Payment, however, may be dependent upon legislative approval and may be subject to limitations on the issuer's taxing power. Enforcement of payments due under general obligation bonds varies according to the law applicable to the issuer.  In contrast, revenue bonds are supported only by the revenues generated by the project or facility.

            The Fund may also invest in industrial development bonds.  Such bonds are usually revenue bonds issued to pay for facilities with a public purpose operated by private corporations.  The credit quality of industrial development bonds is usually directly related to the credit standing of the owner or user of the facilities.  To qualify as a municipal bond, the interest paid on an industrial development bond must qualify as fully exempt from federal income tax.  However, the interest paid on an industrial development bond may be subject to the federal alternative minimum tax.

            The yields on municipal bonds depend on such factors as market conditions, the financial condition of the issuer and the issue's size, maturity date and rating.  Municipal bonds are rated by S&P, Moody's and Fitch.  Such ratings, however, are opinions, not absolute standards of quality.  Municipal bonds with the same maturity, interest rates and rating may have different yields, while municipal bonds with the same maturity and interest rate, but different ratings, may have the same yield.  Once purchased by the Fund, a municipal bond may cease to be rated or receive a new rating below the minimum required for purchase by the Fund.  Neither event would require the Fund to sell the bond, but the Fund's investment advisor would consider such events in determining whether the Fund should continue to hold it.

            The ability of the Fund to achieve its investment objective depends upon the continuing ability of issuers of municipal bonds to pay interest and principal when due.  Municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors.  Such laws extend the time for payment of principal and/or interest, and may otherwise restrict the Fund's ability to enforce its rights in the event of default.  Since there is generally less information available on the financial condition of municipal bond issuers compared to other domestic issuers of securities, the Fund's investment advisor may lack sufficient knowledge of an issue's weaknesses.  Other influences, such as litigation, may also materially affect the ability of an issuer to pay principal and interest when due.  In addition, the market for municipal bonds is often thin and can be temporarily affected by large purchases and sales, including those by the Fund.

            From time to time, Congress has considered restricting or eliminating the federal income tax exemption for interest on municipal bonds.  Such actions could materially affect the availability of municipal bonds and the value of those already owned by the Fund.  If such legislation were passed, the Trust's Board of Trustees may recommend changes in the Fund's investment objectives and policies or dissolution of the Fund.   Inorder for the interest on a municipal security to be tax exempt, the municipal security must meet certain legal requirements. Failure to meet such requirements may cause the interest received and distributed by the Fund to shareholders to be taxable.

U.S. Virgin Islands, Guam and Puerto Rico

The Fund may invest in obligations of the governments of the U.S. Virgin Islands, Guam and Puerto Rico to the extent such obligations are exempt from the income or intangibles taxes, as applicable, of the state for which the Fund is named.  The Fund does not presently intend to invest more than (a) 10% of its net assets in the obligations of each of the U.S. Virgin Islands and Guam or (b) 25% of its net assets in the obligations of Puerto Rico.  Accordingly, the Fund may be adversely affected by local political and economic conditions and developments within the U.S. Virgin Islands, Guam and Puerto Rico affecting the issuers of such obligations.

Tender Option Bonds

A tender option bond is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates.  The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which the institution grants the security holder the option, at periodic intervals, to tender its securities to the institution.  As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond’s fixed coupon rate and the rate, as determined by a remarketing or similar agent, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination.  Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate.  An institution will normally not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond.  The tender option will be taken into account in determining the maturity of the tender option bonds and a Fund’s average portfolio maturity.  There is a risk that a Fund will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax.  Certain tender option bonds may be illiquid or may become illiquid as a result of a credit rating downgrade, payment default or a disqualification from tax-exempt status.

Master Demand Notes

The Fund may invest in master demand notes.  These are unsecured obligations that permit the investment of fluctuating amounts by the Fund at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the issuer, as borrower.  Master demand notes may permit daily fluctuations in the interest rate and daily changes in the amounts borrowed.  The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount.  The borrower may repay up to the full amount of the note without penalty. Master demand notes permit the Fund to demand payment of principal and accrued interest at any time (on not more than seven days' notice).  Notes acquired by the Fund may have maturities of more than one year, provided that (1) the Fund is entitled to payment of principal and accrued interest upon not more than seven days' notice, and (2) the rate of interest on such notes is adjusted automatically at periodic intervals, which normally will not exceed 31 days, but may extend up to one year.  The notes are deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period.  Because these types of notes are direct lending arrangements between the lender and borrower, such instruments are not normally traded and there is no secondary market for these notes, although they are redeemable and thus repayable by the borrower at face value plus accrued interest at any time.  Accordingly, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In connection with master demand note arrangements, the Fund‘s investment advisor considers, under standards established by the Board of Trustees, earning power, cash flow and other liquidity ratios of the borrower and will monitor the ability of the borrower to pay principal and interest on demand.  These notes are not typically rated by credit rating agencies.  Unless rated, the Fund may invest in them only if at the time of an investment the issuer meets the criteria established for high quality commercial paper, i.e., rated A-1 by S&P, Prime-1 by Moody’s or F-1 by Fitch.

Payment‑in‑kind Securities

The Fund may invest in payment‑in‑kind (PIK) securities. PIKs pay interest in either cash or additional securities, at the issuer's option, for a specified period.  The issuer's option to pay in additional securities typically ranges from one to six years, compared to an average maturity for all PIK securities of eleven years. Call protection and sinking fund features are comparable to those offered on traditional debt issues.

PIKs, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow.  Several PIKs are senior debt. In other cases, where PIKs are subordinated, most senior lenders view them as equity equivalents.

An advantage of PIKs for the issuer ‑‑ as with zero coupon securities ‑‑ is that interest payments are automatically compounded (reinvested) at the stated coupon rate, which is not the case with cash‑paying securities.  However, PIKs are gaining popularity over zeros since interest payments in additional securities can be monetized and are more tangible than accretion of a discount.

As a group, PIK bonds trade flat (i.e., without accrued interest).  Their price is expected to reflect an amount representing accreted interest since the last payment.  PIKs generally trade at higher yields than comparable cash‑paying securities of the same issuer.  Their premium yield is the result of the lesser desirability of non‑cash interest, the more limited audience for non‑cash paying securities, and the fact that many PIKs have been issued to equity investors who do not normally own or hold such securities.

Calculating the true yield on a PIK security requires a discounted cash flow analysis if the security (ex interest) is trading at a premium or a discount because the realizable value of additional payments is equal to the current market value of the underlying security, not par.

Regardless of whether PIK securities are senior or deeply subordinated, issuers are highly motivated to retire them because they are usually their most costly form of capital.

Zero Coupon "Stripped" Bonds

The Fund may invest in zero coupon "stripped" bonds. These represent ownership in serially maturing interest payments or principal payments on specific underlying notes and bonds, including coupons relating to such notes and bonds.  The interest and principal payments are direct obligations of the issuer. Interest zero coupon bonds of any series mature periodically from the date of issue of such series through the maturity date of the securities related to such series.  Principal zero coupon bonds mature on the date specified therein, which is the final maturity date of the related securities.  Each zero coupon bond entitles the holder to receive a single payment at maturity.  There are no periodic interest payments on a zero coupon bond.   Zero coupon bonds are offered at discounts from their face amounts.

In general, owners of zero coupon bonds have substantially all the rights and privileges of owners of the underlying coupon obligations or principal obligations.  Owners of zero coupon bonds have the right upon default on the underlying coupon obligations or principal obligations to proceed directly and individually against the issuer and are not required to act in concert with other holders of zero coupon bonds.

For federal income tax purposes, a purchaser of principal zero coupon bonds or interest zero coupon bonds (either initially or in the secondary market) is treated as if the buyer had purchased a corporate obligation issued on the purchase date with an original issue discount equal to the excess of the amount payable at maturity over the purchase price.  The purchaser is required to take into income each year as ordinary income an allocable portion of such discounts determined on a "constant yield" method.  Any such income increases the holder's tax basis for the zero coupon bond, and any gain or loss on a sale of the zero coupon bonds relative to the holder's basis, as so adjusted, is a capital gain or loss.  If the holder owns both principal zero coupon bonds and interest zero coupon bonds representing an interest in the same underlying issue of securities, a special basis allocation rule (requiring the aggregate basis to be allocated among the items sold and retained based on their relative fair market value at the time of sale) may apply to determine the gain or loss on a sale of any such zero coupon bonds.

Mortgage‑Backed or Asset‑Backed Securities

The Fund may invest in mortgage‑backed securities and asset‑backed securities.  Two principal types of mortgage‑backed securities are collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs).  CMOs are securities collateralized by mortgages, mortgage pass‑throughs, mortgage pay‑through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage‑backed bonds (general obligations of the issuers payable out of the issuers' general funds and additionally secured by a first lien on a pool of single family detached properties).  Many CMOs are issued with a number of classes or series which have different maturities and are retired in sequence.

Investors purchasing CMOs in the shortest maturities receive or are credited with their pro rata portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal up to a predetermined portion of the total CMO obligation. Until that portion of such CMO obligation is repaid, investors in the longer maturities receive interest only.  Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass‑throughs to be prepaid prior to their stated maturity.  Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass‑throughs issued or guaranteed by U.S. government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

In addition to mortgage‑backed securities, the Fund may invest in securities secured by other assets including company receivables, truck and auto loans, leases, and credit card receivables. These issues may be traded over‑the‑counter and typically have a short‑intermediate maturity structure depending on the pay down characteristics of the underlying financial assets which are passed through to the security holder.

Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due.  Most issuers of asset‑backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicers were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset‑backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of related asset‑backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

In general, issues of asset‑backed securities are structured to include additional collateral and/or additional credit support to protect against the risk that a portion of the collateral supporting the asset‑backed securities may default and/or may suffer from these defects.  In evaluating the strength of particular issues of asset‑backed securities, the investment advisor considers the financial strength of the guarantor or other provider of credit support, the type and extent of credit enhancement provided as well as the documentation and structure of the issue itself and the credit support.

TBA Mortgage Securities

TBA refers to “To Be Announced.”  These types of securities are mortgage pools where the issuer has defined and agreed to, in advance, the terms for investors, but has not yet specified the mortgages that will act as collateral.

Variable or Floating Rate Instruments

The Fund may invest in variable or floating rate instruments which may involve a demand feature and may include variable amount master demand notes which may or may not be backed by bank letters of credit.  Variable or floating rate instruments bear interest at a rate which varies with changes in market rates.  The holder of an instrument with a demand feature may tender the instrument back to the issuer at par prior to maturity.  A variable amount master demand note is issued pursuant to a written agreement between the issuer and the holder, its amount may be increased by the holder or decreased by the holder or issuer, it is payable on demand, and the rate of interest varies based upon an agreed formula.  The quality of the underlying credit must, in the opinion of the investment advisor, be equivalent to the long‑term bond or commercial paper ratings applicable to permitted investments for the Fund.  The investment advisor will monitor, on an ongoing basis, the earning power, cash flow, and liquidity ratios of the issuers of such instruments and will similarly monitor the ability of an issuer of a demand instrument to pay principal and interest on demand.

Real Estate Investment Trusts

            The Fund may invest in investments related to real estate including real estate investment trusts (REITs).  Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates.  In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage real estate investment trusts may be affected by borrower default risk and interest rate risk.  REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects.  Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”) and to maintain exemption from the 1940 Act.  In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate.

Limited Partnerships

The Fund may invest in limited and master limited partnerships.  A limited partnership is a partnership consisting of one or more general partners, jointly and severally responsible as ordinary partners, and by whom the business is conducted, and one or more limited partners who contribute cash as capital to the partnership and who generally are not liable for the debts of the partnership beyond the amounts contributed. Limited partners are not involved in the day-to-day management of the partnership. They receive income, capital gains and other tax benefits associated with the partnership project in accordance with terms established in the partnership agreement.  Typical limited partnerships are in real estate, oil and gas and equipment leasing, but they also finance movies, research and development, and other projects.

For an organization classified as a partnership under the Code, each item of income, gain, loss, deduction, and credit is not taxed at the partnership level but flows through to the holder of the partnership unit. This allows the partnership to avoid double taxation and to pass through income to the holder of the partnership unit at lower individual rates.

A master limited partnership is a publicly traded limited partnership. The partnership units are registered with the SEC and are freely exchanged on a securities exchange or in the over-the-counter market.

Stand-by Commitments

When the Fund purchases tax-exempt securities, it has the authority to acquire stand-by commitments from banks and broker-dealers with respect to those tax-exempt securities.  A stand-by commitment may be considered a security independent of the state tax-exempt security to which it relates.  The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances, would be substantially the same as the market value of the underlying tax-exempt security to a third party at any time.  The Fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration.  No Fund expects to assign any value to stand-by commitments.

Domestic Equity Depositary Receipts

The Fund may invest in Domestic Equity Depositary Receipts. These instruments represent interests in a unit investment trust (“UIT”) that holds a portfolio of common stocks that is intended to track the price and dividend performance of a particular index.  Common examples of Domestic Equity Depositary Receipts include S&P Depositary Receipts (“SPDRs”) and Nasdaq 100 Shares, which may be obtained from the UIT issuing the securities or purchased in the secondary market (SPDRs and Nasdaq 100 Shares are listed on the American Stock Exchange).

Domestic Equity Depositary Receipts are not individually redeemable, except upon termination of the UIT that issued them.  The liquidity of small holdings of Domestic Equity Depositary Receipts depends upon the existence of a secondary market.

The redemption price (and therefore the sale price) of Domestic Equity Depositary Receipts is derived from and based upon the securities held by the UIT that issued them.  Accordingly, the level of risk involved in the purchase or redemption or sale of a Domestic Equity Depositary Receipt is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the price of Domestic Equity Depositary Receipts is based on the value of a basket of stocks.  Disruptions in the markets for the securities underlying Domestic Equity Depositary Receipts purchased or sold by the Fund could result in losses on Domestic Equity Depositary Receipts.

PURCHASE AND REDEMPTION OF SHARES

You may buy shares of the Fund through Evergreen Investment Services, Inc. (EIS), broker‑dealers that have entered into special agreements with EIS or certain other financial institutions.  With certain exceptions, the Fund may offer up to eight different classes of shares that differ primarily with respect to sales charges and distribution fees.  Depending upon the class of shares, you will pay a front-end sales charge when you buy the Fund's shares, a contingent deferred sales charge (CDSC) when you redeem the Fund's shares or no sales charges at all.  Each Evergreen fund offers different classes of shares.  Refer to the prospectus to determine which classes of shares are offered by each Fund.

Class A Shares

The Fund’s prospectus describes the sales charges applicable to purchases of Class A shares.

There is no front-end sales charge imposed on Class A shares of Evergreen’s money market funds. However, when exchanging from Class A shares of a money market fund to a non-money market fund within the Evergreen funds family, a sales charge will be imposed on the exchange, unless the shares have been subject to a previous sales charge.

In addition to the circumstances described in the prospectus, no front-end sales charges are imposed on Class A shares purchased by shareholders of record on October 12, 1990 in any series of Evergreen Investment Trust in existence on that date, and the members of their immediate families (as defined in the prospectus).  As described in the prospectus, current and retired Directors, Trustees, officers and employees of the Evergreen funds and Wachovia Corporation and its affiliates, and members of each such individual’s immediate family, and employees of broker-dealer firms that have entered into dealer agreements with EIS, and members of each such individual’s immediate family, are eligible to purchase Class A shares at net asset value (NAV).  Accounts opened while the individual (or his or her immediate family member) is in a position giving rise to these privileges will continue to have the privilege of purchasing Class A shares at NAV after termination of the position; however, accounts opened after termination of the position (in the absence of any other circumstances giving rise to the privilege to purchase Class A shares at NAV) will not be eligible for purchases of Class A shares at NAV.  These provisions are generally intended to provide additional job-related incentives to persons who serve the Fund or work for companies associated with the Fund and selected dealers and agents of the Fund.  Since these persons are in a position to have a basic understanding of the nature of an investment company as well as a general familiarity with the Fund, sales to these persons, as compared to sales in the normal channels of distribution, require substantially less sales effort.  Similarly, these provisions extend the privilege of purchasing shares at NAV to certain classes of institutional investors who, because of their investment sophistication, can be expected to require significantly less than normal sales effort on the part of the Fund and EIS.  Furthermore, the provisions allow the Fund to be competitive in the mutual fund industry, where similar allowances are common.

In addition, in connection with the terms of a merger, acquisition or exchange offer made under a plan of reorganization, Class A shares may be purchased at NAV by certain investors of acquired funds who remain investors in the Evergreen funds, including former Investor class shareholders of Undiscovered Managers Funds, former shareholders of two funds managed by Grantham, Mayo, Van Otterloo & Co. (the GMO Global Balanced Allocation Fund and the GMO Pelican Fund) and former shareholders of America’s Utility Fund.

Class B Shares

The Fund’s prospectus describes the sales charges applicable to purchases of Class B shares.

Class B shares that have been outstanding for eight years will automatically convert to Class A shares without imposition of a front‑end sales charge or exchange fee.  Conversion of Class B shares represented by stock certificates will require the return of the stock certificate to Evergreen Service Company, LLC (ESC).

Class C Shares, Class I Shares (also referred to as Institutional Shares), Class R Shares, Class S Shares, Class S1 Shares, Administrative Shares, Institutional Service Shares, Investor Shares, Participant Shares, Reserve Shares and Resource Shares

The Fund’s prospectus describes, if applicable, the sales charges applicable to purchases of Class C shares, Class I shares (also referred to as Institutional shares), Class R shares, Class S shares, Class S1 shares, Administrative shares, Institutional Service shares, Investor shares, Participant shares, Reserve shares and Resource shares.

Contingent Deferred Sales Charge

The Fund charges a CDSC on certain share classes as reimbursement for certain expenses, such as commissions or shareholder servicing fees, that it has incurred in connection with the sale of its shares (see "Distribution Expenses Under Rule 12b-1” below).  Administrative, Institutional, Institutional Service, Investor, Participant, Reserve and Resource shares do not charge a CDSC.

Redemption-in-kind

The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund's NAV (a redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting these securities to cash. The Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the Fund's NAV at the beginning of the period.

Exchanges

Investors may exchange shares of the Fund for shares of the same class of any other Evergreen fund which offers the same class of shares. See “By Exchange” under “How to Buy Shares” in the prospectus.  Before you make an exchange, you should read the prospectus of the Evergreen fund into which you want to exchange.  The Trust's Board of Trustees reserves the right to discontinue, alter or limit the exchange privilege at any time. There is no front-end sales charge imposed on Class A shares of Evergreen’s money market funds. However, when exchanging from Class A shares of a money market fund to a non-money market fund within the Evergreen funds family, a sales charge will be imposed on the exchange, unless the shares have been subject to a previous sales charge.

Automatic Reinvestment

As described in the prospectus, a shareholder may elect to receive dividends and capital gains distributions in cash instead of shares.  However, ESC will automatically reinvest all subsequent dividends and distributions in additional shares when it learns that the postal or other delivery service is unable to deliver checks or transaction confirmations to the shareholder's address of record.  When a check is returned, the Fund will hold the check amount in a no-interest account in the shareholder's name until the shareholder updates his or her address or automatic reinvestment begins.  Uncashed or returned redemption checks will also be handled in the manner described above.

PRICING OF SHARES

Calculation of Net Asset Value

            The Fund calculates its NAV once daily on Monday through Friday, as described in the prospectus.  The Fund will not compute its NAV on the days the New York Stock Exchange is closed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Evergreen reserves the right to adjust the closing time to coincide with an earlier closing of the New York Stock Exchange or due to other unusual circumstances.

            The NAV of the Fund is calculated by dividing the value of the Fund's net assets attributable to that class by all of the shares issued for that class.

Valuation of Portfolio Securities

            Current values for the Fund's portfolio securities are determined as follows:

                        (1)    Securities that are traded on an established securities exchange or the over-the-counter National Market System (NMS) are valued on the basis of the last sales price on the exchange where primarily traded or on the NMS prior to the time of the valuation, provided that a sale has occurred.

                        (2)    Securities traded on an established securities exchange or in the over-the-counter market for which there has been no sale and other securities traded in the over-the-counter market are valued at the mean of the bid and asked prices at the time of valuation.

                        (3)    Short-term investments maturing in more than 60 days, for which market quotations are readily available, are valued at current market value.

                        (4)    Short-term investments maturing in sixty days or less are valued at amortized cost, which approximates market.

                        (5)    Securities, including restricted securities, for which market quotations are not readily available; listed securities or those on NMS if, in the investment advisor’s opinion, the last sales price does not reflect an accurate current market value; and other assets are valued at prices deemed in good faith to be fair under procedures established by the Board of Trustees.

                        (6)    Municipal bonds are valued by an independent pricing service at fair value using a variety of factors which may include yield, liquidity, interest rate risk, credit quality, coupon, maturity and type of issue.

Foreign securities are generally valued on the basis of valuations provided by a pricing service, approved by the Trust's Board of Trustees, which uses information with respect to transactions in such securities, quotations from broker-dealers, market transactions in comparable securities, and various relationships between securities and yield to maturity in determining value.

PRINCIPAL UNDERWRITER

            EIS is the principal underwriter for the Trust and with respect to each class of shares of the Fund.  The Trust has entered into a Principal Underwriting Agreement (Underwriting Agreement) with EIS with respect to each class of the Fund.

            EIS, as agent, has agreed to use its best efforts to find purchasers for the shares.  EIS may retain and employ representatives to promote distribution of the shares and may obtain orders from broker‑dealers, and others, acting as principals, for sales of shares to them.  The Underwriting Agreement provides that EIS will bear the expense of preparing, printing, and distributing advertising and sales literature and prospectuses used by it.

            All subscriptions and sales of shares by EIS are at the public offering price of the shares, which is determined in accordance with the provisions of the Trust's Declaration of Trust, By‑Laws, current prospectuses and SAI.  All orders are subject to acceptance by the Fund and the Fund reserves the right, in its sole discretion, to reject any order received.  Under the Underwriting Agreement, the Fund is not liable to anyone for failure to accept any order.

            EIS has agreed that it will, in all respects, duly conform with all state and federal laws applicable to the sale of the shares.  EIS has also agreed that it will indemnify and hold harmless the Trust and each person who has been, is, or may be a Trustee or officer of the Trust against expenses reasonably incurred by any of them in connection with any claim, action, suit, or proceeding to which any of them may be a party that arises out of or is alleged to arise out of any misrepresentation or omission to state a material fact on the part of EIS or any other person for whose acts EIS is responsible or is alleged to be responsible, unless such misrepresentation or omission was made in reliance upon written information furnished by the Trust.

            The Underwriting Agreement provides that it will remain in effect as long as its terms and continuance are approved annually (i) by a vote of a majority of the Trust's Trustees who are not interested persons of the Fund, as defined in the 1940 Act (the “Independent Trustees”), and (ii) by vote of a majority of the Trust's Trustees, in each case, cast in person at a meeting called for that purpose.

            The Underwriting Agreement may be terminated, without penalty, on 60 days' written notice by the Board of Trustees or by a vote of a majority of outstanding shares subject to such agreement.  The Underwriting Agreement will terminate automatically upon its "assignment," as that term is defined in the 1940 Act.

            From time to time, if, in EIS's judgment, it could benefit the sales of shares, EIS may provide to selected broker‑dealers promotional materials and selling aids.

DISTRIBUTION EXPENSES UNDER RULE 12b-1

The Fund bears some of the costs of selling its Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares (“Share Classes”), as applicable, including certain advertising, marketing and shareholder service expenses, pursuant to Rule 12b-1 of the 1940 Act.  These 12b-1 fees are indirectly paid by the shareholder, as shown by the Fund’s expense table in the prospectus. The 12b-1 fees are composed of distribution fees and service fees which are described further below.  Certain Wachovia affiliates receive 12b-1 fees from the Funds.

Under the Distribution Plans (each a “Plan,” together, the “Plans”) that the Fund has adopted for its Share Classes, other than Class I and Institutional, the Fund may incur expenses for 12b-1 fees up to a maximum annual percentage of the average daily net assets attributable to a class, as described below. Amounts paid under the Plans are used to compensate EIS pursuant to Distribution Agreements (each an “Agreement,” together, the “Agreements”) that the Fund has entered into with respect to its Share Classes, as applicable.

Class	Current Maximum 12b-1 Fees Allowed Under the Plans
A	0.75%(a)
B	1.00%
C	1.00%
S	0.75%(b)
S1	0.75%(b)
Administrative	0.75%(c)
Institutional Service	0.75%(d)
Investor	0.75%(e)
Participant	0.75%(f)
Reserve	0.75%(g)
Resource	1.00%(h)
R	1.00%(i)

Currently limited to 0.30% or less on Evergreen funds. Of this amount 0.25% is to be used exclusively as a service fee.  See the expense table in the prospectus of the Fund in which you are interested.

Currently limited to 0.60% or less on Evergreen money market funds. Of this amount 0.25% is to be used exclusively as a service fee.  See the expense table in the prospectus of the Fund in which you are interested.

Currently limited to 0.05% or less on Evergreen institutional money market funds. This amount is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

Currently limited to 0.25% or less on Evergreen institutional money market funds. This amount is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

Currently limited to 0.10% or less on Evergreen institutional money market funds. This amount is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

Currently limited to 0.50% or less on Evergreen institutional money market funds. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

Currently limited to 0.65% or less on Evergreen institutional money market funds. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

Currently limited to 0.80% or less on Evergreen institutional money market funds and Evergreen Cash Management Money Market Fund. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

Currently limited to 0.50% or less on Evergreen funds. Of this amount 0.25% is to be used exclusively as a service fee.  See the expense table in the prospectus of the Fund in which you are interested.

Of the amounts above, each class may pay under its Plan a maximum service fee of 0.25% to compensate organizations, which may include the Fund’s investment advisor or its affiliates, for personal services provided to shareholders and the maintenance of shareholder accounts.  The Fund may not, during any fiscal period, pay 12b-1 fees greater than the amounts described in the chart above under “Current Maximum 12b-1 Fees Allowed Under the Plans.” The Trustees may, without shareholder approval, increase the fees allowed under the Agreements up to the current maximum 12b-1 fees allowed under the Plans.

The Agreements provide that EIS will use the distribution fees received from the Fund for the following purposes:

(1)        to compensate broker-dealers or other persons for distributing Fund shares;

(2)        to compensate broker-dealers, depository institutions and other financial intermediaries for providing administrative, accounting and other services with respect to the Fund’s shareholders; and

(3)        to otherwise promote the sale of Fund shares.

The Agreements also provide that EIS may use distribution fees to make interest and principal payments in respect of amounts that have been financed to pay broker-dealers or other persons for distributing Fund shares.  EIS may assign its rights to receive compensation under the Plans to secure such financings.  Wachovia or its affiliates may finance payments made by EIS to compensate broker-dealers or other persons for distributing shares of the Fund.

In the event the Fund acquires the assets of another mutual fund, compensation paid to EIS under the Agreements may be paid by EIS to the acquired fund’s distributor or its predecessor.

Since EIS’s compensation under the Agreements is not directly tied to the expenses incurred by EIS, the compensation received by it under the Agreements during any fiscal year may be more or less than its actual expenses and may result in a profit to EIS.  Distribution expenses incurred by EIS in one fiscal year that exceed the compensation paid to EIS for that year may be paid from distribution fees received from the Fund in subsequent fiscal years.

Distribution fees are accrued daily and paid at least annually on Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares and are charged as class expenses, as accrued.  The distribution fees attributable to the Class B and Class C shares are designed to permit an investor to purchase such shares through broker‑dealers without the assessment of a front‑end sales charge, while at the same time permitting EIS to compensate broker‑dealers in connection with the sale of such shares.

            Service fees are accrued daily and paid at least annually on Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares and are charged as class expenses, as accrued.

            Under the Plans, the Treasurer of the Trust reports the amounts expended under the Plans and the purposes for which such expenditures were made to the Trustees of the Trust for their review on a quarterly basis.  Also, each Plan provides that the selection and nomination of the Independent Trustees are committed to the discretion of such Independent Trustees then in office.

            The investment advisor may from time to time from its own funds or such other resources as may be permitted by rules of the SEC make payments for distribution services to EIS; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

            Each Plan and the Agreement will continue in effect for successive 12‑month periods provided, however, that such continuance is specifically approved at least annually by the Trustees of the Trust or by vote of the holders of a majority of the outstanding voting securities of that class and, in either case, by a majority of the Independent Trustees of the Trust.

            The Plans permit the payment of fees to brokers and others for distribution and shareholder‑related administrative services and to broker‑dealers, depository institutions, financial intermediaries and administrators for administrative services as to Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares.  The Plans are designed to (i) stimulate brokers to provide distribution and administrative support services to the Fund and holders of Class A, Class B, Class C, Class S, Class S1 and Institutional Service shares and (ii) stimulate administrators to render administrative support services to the Fund and holders of Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares.  The administrative services are provided by a representative who has knowledge of the shareholder's particular circumstances and goals, and include, but are not limited to providing office space, equipment, telephone facilities, and various personnel including clerical, supervisory, and computer, as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries regarding Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares; assisting clients in changing dividend options, account designations, and addresses; and providing such other services as the Fund reasonably requests for its Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares.

            In the event that the Plan or Agreement is terminated or not continued with respect to one or more classes of the Fund, (i) no distribution fees (other than current amounts accrued but not yet paid) would be owed by the Fund to EIS with respect to that class or classes, and (ii) the Fund would not be obligated to pay EIS for any amounts expended under the Agreement not previously recovered by EIS from distribution services fees in respect of shares of such class or classes through deferred sales charges.

            All material amendments to any Plan or Agreement must be approved by a vote of the Trustees of the Trust or the holders of the Fund's outstanding voting securities, voting separately by class, and in either case, by a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval; and any Plan or Agreement may not be amended in order to increase materially the costs that a particular class of shares of the Fund may bear pursuant to the Plan or Agreement without the approval of a majority of the holders of the outstanding voting shares of the class affected.  Any Plan or Agreement may be terminated (i) by the Fund without penalty at any time by a majority vote of the holders of the outstanding voting securities of the Fund, voting separately by class or by a majority vote of the Independent Trustees, or (ii) by EIS.  To terminate any Agreement, any party must give the other parties 60 days' written notice; to terminate a Plan only, the Fund need give no notice to EIS.  Any Agreement will terminate automatically in the event of its assignment.  For more information about 12b-1 fees, see “Expenses” in the prospectus and “12b-1 Fees” under “Expenses” in Part 1 of this SAI.

SERVICE FEES AND COMMISSIONS PAID TO INVESTMENT FIRMS

            EIS will pay service fees to investment firms based on the average daily net asset value of Class A, Class B, Class C, Class S, Class S1, Administrative, Investor, Participant, Reserve, Resource, Institutional Service and Class R shares, as applicable, of a Fund which the investment firm has sold and which are issued and outstanding on the books of the Fund during each quarter, and which are registered in the names of customers for whom the investment firm is the dealer of record (“Eligible Shares”).

The rate of such service fees of a Fund for Class A and Institutional Service shares (excluding Evergreen money market funds, Evergreen Short-Intermediate Municipal Bond Fund, Evergreen Limited Duration Fund and Evergreen Short Intermediate Bond Fund) will be calculated quarterly at the rate of 0.0625% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.25% annually) during such quarter.

The rate of service fees of an Evergreen money market fund with Class A shares will be calculated quarterly at the rate of 0.075% per quarter of the average daily net asset value of such Eligible Shares (approximately 0.30% annually) during such quarter.

The rate of service fees of Evergreen Short-Intermediate Municipal Bond Fund, Evergreen Limited Duration Fund and Evergreen Short Intermediate Bond Fund for Class A shares will be calculated quarterly at the rate of 0.025% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.10% annually) during such quarter.

The rate of service fees of a Fund with Administrative Shares will be calculated quarterly at the rate of 0.0125% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.05% annually) during such quarter.

The rate of service fees of a Fund with Investor Shares will be calculated quarterly at the rate of 0.025% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.10% annually) during such quarter.

The rate of service fees of a Fund with Participant and Class R Shares will be calculated quarterly at the rate of 0.125% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.50% annually) during such quarter.

The rate of service fees of a Fund with Reserve Shares will be calculated quarterly at the rate of 0.1625% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.65% annually) during such quarter.

The rate of service fees of a Fund with Resource Shares will be calculated quarterly at the rate of 0.20% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.80% annually) during such quarter.

The rate of service fees of a Fund with Class S and Class S1 Shares will be calculated quarterly at the rate of 0.15% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.60% annually) during such quarter.

The amount of any service fee that exceeds 0.25% is considered an “asset-based sales charge” and is calculated into the appropriate maximum aggregate cap as specified in the rules of the National Association of Securities Dealers.

The rate of such service fees of a Fund for Class B shares will be calculated quarterly at the rate of 0.0625% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.25% annually) during such quarter.

EIS will pay service fees to investment firms based on the average daily net asset value of Class C shares of the Fund they have sold, provided such shares have been on the books of the Fund for a minimum of 13 months from the date of purchase (plus any reinvested distributions attributable to such shares), which have been issued and outstanding on the books of such Fund during the respective quarter and which are registered in the names of customers for whom the investment firm is the dealer of record (“Class C Eligible Shares”).  Such service fees will be calculated quarterly at the rate of 0.0625% per quarter of the average daily net asset value of all such Class C Eligible Shares (approximately 0.25% annually).

In any quarter in which total service fees earned by the investment firm on such Eligible Shares of all Funds are less than $50.00 in the aggregate, no service fees will be paid to the investment firm nor will such amounts be carried over for payment in a future quarter.  Service fees will be paid within five business days after the end of the service commission period in the respective quarter.  EIS will pay service fees only to the extent that such amounts have been paid to EIS by the Fund.

            No service fees are paid on sales of any Class I or Institutional shares of the Fund.

Commissions

            EIS pays commissions to investment firms for sales of Class A shares at the following rates:

Equity Funds (except Evergreen Envision Growth Fund, Evergreen Envision Growth and Income Fund, Evergreen Large Cap Equity Fund and Evergreen Equity Index Fund)	Your Investment	Dealer Commission as a % of Offering Price
	Up to $49,999	5.00%
	$50,000-$99,999	4.25%
	$100,000-$249,999	3.25%
	$250,000-$499,999	2.00%
	$500,000-$999,999	1.75%
	$1,000,000-$2,999,999	1.00% of the first $2,999,999, plus
	$3,000,000-$4,999,999	0.50% of the next $2,000,000, plus
	$5,000,000 or greater	0.25% of amounts equal to or over $5,000,000*

*    Evergreen Equity Index Fund pays 0.25% to investment firms for all amounts over $1,000,000.

Long-term Bond Funds (including Evergreen Envision Growth Fund, Evergreen Envision Growth and Income Fund, Evergreen Large Cap Equity Fund and Evergreen Equity Index Fund)	Your Investment	Dealer Commission as a % of Offering Price
	Up to $49,999	4.25%
	$50,000-$99,999	4.25%
	$100,000-$249,999	3.25%
	$250,000-$499,999	2.00%
	$500,000-$999,999	1.75%
	$1,000,000-$2,999,999	1.00% of the first $2,999,999, plus
	$3,000,000-$4,999,999	0.50% of the next $2,000,000, plus
	$5,000,000 or greater	0.25% of amounts equal to or over $5,000,000

Short-term Bond Funds	Your Investment	Dealer Commission as a % of Offering Price
	Up to $49,999	2.75%
	$50,000-$99,999	2.75%
	$100,000-$249,999	2.25%
	$250,000-$499,999	1.75%
	$500,000-$999,999	1.25%
	$1,000,000-$2,999,999	0.50% of the first $2,999,999, plus
	$3,000,000 or greater	0.25% of amounts equal to or over $3,000,000**

**  Evergreen Adjustable Rate Fund and Evergreen Ultra Short Opportunities Fund pay 0.25% to investment firms for all amounts over $1,000,000.

            EIS pays commissions, also referred to as a Dealer Allowance, to investment firms for sales of Class B shares in the amount of 4.00% of shares sold at the time of purchase.

EIS pays commissions to investment firms for sales of Class C shares in the amount of 1.00% of shares sold at the time of purchase.

EIS will also pay subsequent commissions to investment firms for sales of Class C shares based on the average daily net asset value of Class C shares of the Fund sold provided such shares have been on the books of the Fund for a minimum of 13 months from the date of purchase (plus any reinvested distributions attributable to such shares), which have been issued and outstanding on the books of such Fund during the calendar quarter and which are registered in the names of customers for whom the investment firm is the dealer of record (“Eligible Shares”).  Such commissions will be calculated quarterly at the rate of 0.1875% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.75% annually) during such quarter.  Such commissions will be paid by the twentieth day of the month before the end of the respective quarter.  Such commissions will continue to be paid to the investment firm quarterly so long as aggregate payments do not exceed applicable NASD limitations and other governing regulations.

            No commissions are paid on sales of any Class I, Administrative, Institutional Service, Investor, Participant, Reserve, Resource, Class R, Class S and Class S1 shares of a Fund.

TAX INFORMATION

Requirements for Qualifications as a Regulated Investment Company

            The Fund intends to qualify for and elect the tax treatment applicable to a regulated investment company (RIC) under Subchapter M of the Code.  (Such qualification does not involve supervision of management or investment practices or policies by the Internal Revenue Service.)  In order to qualify as a RIC, the Fund must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to proceeds from securities loans, gains from the sale or other disposition of securities or foreign currencies and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities, and net income from certain publicly traded partnerships; and (ii) diversify its holdings so that, at the end of each quarter of its taxable year, (a) at least 50% of the market value of the Fund's total assets is represented by cash, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), the securities of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses, or in the securities of one or more publicly traded partnerships.  By so qualifying, the Fund is not subject to federal income tax if it timely distributes its investment company taxable income and any net realized capital gains.  A 4% nondeductible excise tax will be imposed on the Fund to the extent it does not meet certain distribution requirements by the end of each calendar year.  The Fund anticipates meeting such distribution requirements.

Taxes on Distributions

Unless the Fund is a municipal bond or municipal money market fund, distributions will be taxable to shareholders whether made in shares or in cash.  Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of the Fund on the reinvestment date.

            To calculate ordinary income for federal income tax purposes, shareholders must generally include dividends paid by the Fund from its investment company taxable income (net taxable investment income plus net realized short‑term capital gains, if any).  The Fund will include dividends it receives from domestic corporations when the Fund calculates its gross investment income.  Unless the Fund is a corporate, U.S. Treasury, U.S. Government or municipal bond fund or a money market fund, it anticipates that all or a portion of the ordinary dividends which it pays will qualify for the 70% dividends-received deduction for corporations and the 15% rate of tax for other taxpayers who have met the relevant holding period requirements  The Fund will inform shareholders of the amounts that so qualify.  If the Fund is a corporate, U.S. Treasury, U.S. Government or municipal bond fund or a money market fund, none of its income will consist of corporate dividends; therefore, none of its distributions will qualify for the 70% dividends-received deduction for corporations or the 15% rate of tax for other taxpayers.

From time to time, the Fund will distribute the excess of its net long‑term capital gains over its short‑term capital loss to shareholders (i.e., capital gain dividends).  For federal tax purposes, shareholders must include such capital gain dividends when calculating their net long‑term capital gains.  Capital gain dividends are taxable as net long-term capital gains to a shareholder, no matter how long the shareholder has held the shares.

Distributions by the Fund reduce its NAV.  A distribution that reduces the Fund's NAV below a shareholder's cost basis is taxable as described above, although from an investment standpoint, it is a return of capital.  In particular, if a shareholder buys Fund shares just before the Fund makes a distribution, when the Fund makes the distribution the shareholder will receive what is in effect a return of capital.  Nevertheless, the shareholder may incur taxes on the distribution.  Therefore, shareholders should carefully consider the tax consequences of buying Fund shares just before a distribution.

All distributions, whether received in shares or cash, must be reported by each shareholder on his or her federal income tax return.  Each shareholder should consult a tax advisor to determine the state and local tax implications of Fund distributions.

If more than 50% of the value of the Fund's total assets at the end of a fiscal year is represented by securities of foreign corporations and the Fund elects to make foreign tax credits available to its shareholders, a shareholder will be required to include in his gross income both cash dividends and the amount the Fund advises him is his pro rata portion of income taxes withheld by foreign governments from interest and dividends paid on the Fund's investments.  The shareholder may be entitled, however, to take the amount of such foreign taxes withheld as a credit against his U.S. income tax, or to treat the foreign tax withheld as an itemized deduction from his gross income, if that should be to his advantage.  In substance, this policy enables the shareholder to benefit from the same foreign tax credit or deduction that he would have received if he had been the individual owner of foreign securities and had paid foreign income tax on the income therefrom.  As in the case of individuals receiving income directly from foreign sources, the credit or deduction is subject to a number of limitations.

Special Tax Information for Shareholders of Municipal Bond or Municipal Money Market Funds

The Fund expects that substantially all of its dividends will be "exempt interest dividends," which should be treated as excludable from federal gross income.  In order to pay exempt interest dividends, at least 50% of the value of the Fund's assets must consist of federally tax‑exempt obligations at the close of each quarter.  An exempt interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by the Fund with respect to its net federally excludable municipal obligation interest and designated as an exempt interest dividend in a written notice mailed to each shareholder not later than 60 days after the close of its taxable year.  The percentage of the total dividends paid by the Fund with respect to any taxable year that qualifies as exempt interest dividends will be the same for all shareholders of the Fund receiving dividends with respect to such year.  If a shareholder receives an exempt interest dividend with respect to any share and such share has been held for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the exempt interest dividend amount.

Any shareholder of the Fund who may be a “substantial user” (as defined by the Code, as amended) of a facility financed with an issue of tax‑exempt obligations or a "related person" to such a user should consult his tax advisor concerning his qualification to receive exempt interest dividends should the Fund hold obligations financing such facility.

            Under regulations to be promulgated, to the extent attributable to interest paid on certain private activity bonds, the Fund's exempt interest dividends, while otherwise tax‑exempt, will be treated as a tax preference item for alternative minimum tax purposes.  Corporate shareholders should also be aware that the receipt of exempt interest dividends could subject them to alternative minimum tax under the provisions of Section 56(g) of the Code (relating to "adjusted current earnings").

Interest on indebtedness incurred or continued by shareholders to purchase or carry shares of the Fund will not be deductible for federal income tax purposes to the extent of the portion of the interest expense relating to exempt interest dividends.  Such portion is determined by multiplying the total amount of interest paid or accrued on the indebtedness by a fraction, the numerator of which is the exempt interest dividends received by a shareholder in his taxable year and the denominator of which is the sum of the exempt interest dividends and the taxable distributions out of the Fund's investment income and long‑term capital gains received by the shareholder.

Taxes on the Sale or Exchange of Fund Shares

            Upon a sale or exchange of Fund shares, a shareholder will realize a taxable gain or loss depending on his or her basis in the shares.  A shareholder must treat such gains or losses as a capital gain or loss if the shareholder held the shares as capital assets.  Capital gain on assets held for more than 12 months is generally subject to a maximum federal income tax rate of 15% for an individual.  Generally, the Code will not allow a shareholder to realize a loss on shares he or she has sold or exchanged and replaced within a 61-day period beginning 30 days before and ending 30 days after he or she sold or exchanged the shares.  The Code will not allow a shareholder to realize a loss on the sale of Fund shares held by the shareholder for six months or less to the extent the shareholder received exempt interest dividends on such shares.  Moreover, the Code will treat a shareholder's loss on shares held for six months or less as a long‑term capital loss to the extent the shareholder received distributions of net capital gains on such shares.

            Shareholders who fail to furnish their taxpayer identification numbers to the Fund and to certify as to its correctness and certain other shareholders may be subject to a federal income tax backup withholding requirement at the rate of 28% on dividends, distributions of capital gains and redemption proceeds paid to them by the Fund.  If the withholding provisions are applicable, any such dividends or capital gain distributions to these shareholders, whether taken in cash or reinvested in additional shares, and any redemption proceeds will be reduced by the amounts required to be withheld.  Investors may wish to consult their own tax advisors about the applicability of the backup withholding provisions.

Other Tax Considerations

            The foregoing discussion relates solely to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates).  It does not reflect the special tax consequences to certain taxpayers (e.g., banks, insurance companies, tax exempt organizations and foreign persons).  Shareholders are encouraged to consult their own tax advisors regarding specific questions relating to federal, state and local tax consequences of investing in shares of the Fund.  Each shareholder who is not a U.S. person should consult his or her tax advisor regarding the U.S. and foreign tax consequences of ownership of shares of the Fund.  The Fund will withhold a tax at a rate of 30% (or lower under a tax treaty) on all ordinary dividend distributions to non-U.S. persons.  Under recent legislation, the withholding obligation generally does not apply to properly designated dividends derived from certain interest income of the Fund or from short-term capital gains of the Fund which are paid with respect to Fund years beginning after December 31, 2004 and before January 1, 2008. The Fund does not intend to make the designations that would be required to take advantage of this provision. Consequently, all dividend distributions to non-U.S. persons will be subject to withholding.

BROKERAGE

Brokerage Commissions

If the Fund invests in equity securities, it expects to buy and sell them through brokerage transactions for which commissions are payable.  Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down.  Where transactions are made in the over-the-counter market, the Fund will deal with primary market makers unless more favorable prices are otherwise obtainable.

If the Fund invests in fixed income securities, it expects to buy and sell them directly from the issuer or an underwriter or market maker for the securities.  Generally, the Fund will not pay brokerage commissions for such purchases.  When the Fund buys a security from an underwriter, the purchase price will usually include an underwriting commission or concession.  The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down.  When the Fund executes transactions in the over‑the‑counter market, it will deal with primary market makers unless more favorable prices are otherwise obtainable.

Selection of Brokers

When buying and selling portfolio securities, the advisor seeks brokers who can provide the most benefit to the Fund.  When selecting a broker, the investment advisor will primarily look for the best price at the lowest commission, but in the context of the broker’s:

1.         ability to provide the best net financial result to the Fund;

2.         efficiency in handling trades;

3.         ability to trade large blocks of securities;

            4.         readiness to handle difficult trades;

5.         financial strength and stability; and

6.         provision of “research services,” defined as (a) reports and analyses concerning issuers, industries, securities and economic factors and (b) other information useful in making investment decisions.

The Fund may pay higher brokerage commissions to a broker providing it with research services, as defined in item 6, above, including Wachovia Securities, LLC, an affiliate of the Fund’s investment advisor.  Pursuant to Section 28(e) of the Securities Exchange Act of 1934, this practice is permitted if the commission is reasonable in relation to the brokerage and research services provided.  Research services provided by a broker to the investment advisor do not replace, but supplement, the services the investment advisor is required to deliver to the Fund.  It is impracticable for the investment advisor to allocate the cost, value and specific application of such research services among its clients because research services intended for one client may indirectly benefit another.

When selecting a broker for portfolio trades, the investment advisor may not consider the amount of Fund shares a broker has sold.

                Wachovia Securities, LLC, an affiliate of the Fund’s investment advisor and a member of the New York and American Stock Exchanges, may effect portfolio transactions on those exchanges for the Fund. Wachovia Securities, LLC, is a majority-owned subsidiary of Wachovia Corporation, the Fund’s investment advisor’s parent.

Simultaneous Transactions

The investment advisor makes investment decisions for the Fund independently of decisions made for its other clients.  When a security is suitable for the investment objective of more than one client, it may be prudent for the investment advisor to engage in a simultaneous transaction, that is, buy or sell the same security for more than one client.  The investment advisor strives for an equitable result in such transactions by using an allocation formula. The high volume involved in some simultaneous transactions can result in greater value to the Fund, but the ideal price or trading volume may not always be achieved for the Fund.

ORGANIZATION

            The following is qualified in its entirety by reference to the Trust’s Declaration of Trust.

Description of Shares

            The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of series and classes of shares.  Each share of the Fund represents an equal proportionate interest with each other share of that series and/or class.  Upon liquidation, shares are entitled to a pro rata share of the Trust based on the relative net assets of each series and/or class.  Shareholders have no preemptive or conversion rights.  Shares are redeemable and transferable.

Voting Rights

            Under the terms of the Declaration of Trust, the Trust is not required to hold annual meetings.  At meetings called for the initial election of Trustees or to consider other matters, each share is entitled to one vote for each dollar of “NAV” applicable to such share.  Shares generally vote together as one class on all matters.  Classes of shares of the Fund have equal voting rights.  No amendment may be made to the Declaration of Trust that adversely affects any class of shares without the approval of a majority of the votes applicable to the shares of that class.  Shares have non‑cumulative voting rights, which means that the holders of more than 50% of the votes applicable to shares voting for the election of Trustees can elect 100% of the Trustees to be elected at a meeting and, in such event, the holders of the remaining shares voting will not be able to elect any Trustees.

            After the initial meeting as described above, no further meetings of shareholders for the purpose of electing Trustees will be held, unless required by law (for such reasons as electing or removing Trustees, changing fundamental policies, and approving advisory agreements or 12b-1 plans), unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time, the Trustees then in office will call a shareholders' meeting for the election of Trustees.

Limitation of Trustees' Liability

            The Declaration of Trust provides that a Trustee will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties involved in the conduct of his office.

Code of Ethics

                The Trust, its principal underwriter and its various investment advisors have each adopted a code of ethics pursuant to the requirements of Rule 17j-1 of the 1940 Act (“Code of Ethics”).  Each of these Codes of Ethics permits Fund personnel to invest in securities for their own accounts and is on file with, and available from, the SEC.

INVESTMENT ADVISORY AGREEMENT

            On behalf of the Fund, the Trust has entered into an investment advisory agreement with the Fund’s investment advisor (the "Advisory Agreement").  Under the Advisory Agreement, and subject to the supervision of the Trust's Board of Trustees, the investment advisor furnishes to the Fund investment advisory, management and administrative services, office facilities, and equipment in connection with its services for managing the investment and reinvestment of the Fund's assets.  The investment advisor pays for all of the expenses incurred in connection with the provision of its services.

              The Fund pays for all charges and expenses, other than those specifically referred to as being borne by the investment advisor, including, but not limited to, (1) custodian charges and expenses; (2) bookkeeping and auditors' charges and expenses; (3) transfer agent charges and expenses; (4) fees and expenses of Independent Trustees; (5) brokerage commissions, brokers' fees and expenses; (6) issue and transfer taxes; (7) applicable costs and expenses under the Distribution Plan (as described above) (8) taxes and trust fees payable to governmental agencies; (9) the cost of share certificates; (10) fees and expenses of the registration and qualification of the Fund and its shares with the SEC or under state or other securities laws; (11) expenses of preparing, printing and mailing prospectuses, SAIs, notices, reports and proxy materials to shareholders of the Fund; (12) expenses of shareholders' and Trustees' meetings; (13) charges and expenses of legal counsel for the Fund and for the Independent Trustees on matters relating to the Fund; (14) charges and expenses of filing  annual and other reports with the SEC and other authorities; and (15) all extraordinary charges and expenses of the Fund. For information on advisory fees paid by the Fund, see “Expenses” in Part 1 of this SAI.

            The Advisory Agreement continues in effect for two years from its effective date and, thereafter, from year to year only if approved at least annually by the Board of Trustees of the Trust or by a vote of a majority of the Fund's outstanding shares.  In either case, the terms of the Advisory Agreement and continuance thereof must be approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated, without penalty, on 60 days' written notice by the Trust's Board of Trustees or by a vote of a majority of outstanding shares.  The Advisory Agreement will terminate automatically upon its "assignment" as that term is defined in the 1940 Act.

In approving the existing investment advisory agreement (or renewal thereof) of each Fund, the Board of Trustees reviewed, on a Fund-by-Fund basis, the management fees and other expenses and compared the data to that of Funds of comparable size and investment objectives in the Lipper peer group.  In addition, the Board of Trustees considered its discussions with management on the personnel and resources committed to management of the Fund and the nature and quality of the service provided to the Fund.  In reviewing the overall profitability of the management fee to the Fund’s investment advisor, the Board of Trustees also considered the fact that affiliates provide transfer agency and administrative services to the Fund for which they receive compensation.

            After reviewing a variety of factors, such as those described above, the Trustees concluded that the service provided by the investment advisor was sufficient and met the terms of the contract, and that the fees were reasonable and consistent with industry norms for funds of comparable size and asset class.

Transactions Among Advisory Affiliates

            The Trust has adopted procedures pursuant to Rule 17a‑7 of the 1940 Act ("Rule 17a‑7 Procedures").  The Rule 17a‑7 Procedures permit the Fund to buy or sell securities from another investment company for which a subsidiary of Wachovia Corporation is an investment advisor.  The Rule 17a‑7 Procedures also allow the Fund to buy or sell securities from other advisory clients for whom a subsidiary of Wachovia Corporation is an investment advisor.  The Fund may engage in such transaction if it is equitable to each participant and consistent with each participant's investment objective.

PORTFOLIO MANAGERS

Other Funds and Accounts Managed.  The following table provides information about the registered investment companies and other pooled investment vehicles and accounts managed by the portfolio manager of the Fund as of August 31, 2005.

Portfolio Manager		(Assets in thousands)
Donald Bisson	Assets of registered investment companies managed
	EVERGREEN GLOBAL OPPORTUNITIES FUND[1]	$196,038,568
	TOTAL.........................................................................................................	$196,038,568
	Those subject to performance fee........................................................	0
	Number of other pooled investment vehicles managed..........................	0
	Assets of other pooled investment vehicles managed.....................	$0
	Number of those subject to performance fee.....................................	0
	Number of separate accounts managed....................................................	3
	Assets of separate accounts managed...............................................	$40,691,025
	Number of those subject to performance fee.....................................	0
	Assets of those subject to performance fee.......................................	$0

1Mr. Bisson is not fully responsible for the management of the entire portfolio of Evergreen Global Opportunities Fund.  As of August 31, 2005, he was responsible only for approximately $75.4 million of the $196.0 million in assets in the fund.

Portfolio managers may also experience certain conflicts between their own personal interests and the interests of the accounts they manage, including the Funds.  One potential conflict arises from the weighting methodology used in determining bonuses, as described below, which may give a portfolio manager an incentive to allocate a particular investment opportunity to a product that has a greater weighting in determining his or her bonus.  Another potential conflict may arise if a portfolio manager were to have a larger personal investment in one fund than he or she does in another, giving the portfolio manager an incentive to allocate a particular investment opportunity to the fund in which he or she holds a larger stake.  EIMC’s Code of Ethics addresses potential conflicts of interest that may arise in connection with a portfolio manager’s activities outside EIMC by prohibiting, without prior written approval from the Code of Ethics Compliance Officer, portfolio managers from participating in investment clubs and from providing investment advice to, or managing, any account or portfolio in which the portfolio manager does not have a beneficial interest and that is not a client of EIMC.

Compensation.  For EIMC portfolio managers’ compensation consists primarily of a base salary and an annual bonus.  Each portfolio manager’s base salary is reviewed annually and adjusted based on consideration of various factors specific to the individual portfolio manager, including, among others, experience, quality of performance record and breadth of management responsibility, and based on a comparison to competitive market data provided by external compensation consultants.  The annual bonus pool for portfolio managers and other employees that are eligible to receive bonuses is determined based on the overall profitability of the firm during the relevant year.

The annual bonus has an investment performance component (75%) and a subjective evaluation component (25%).  The amount of the investment performance component is based on the pre-tax investment performance of the funds and accounts managed by the individual (or one or more appropriate composites of such funds and accounts) over the prior five years compared to the performance over the same time period of an appropriate benchmark (typically a broad-based index or universe of external funds or managers with similar characteristics).  See the information below relating to other funds and accounts managed by the portfolio managers for the specific benchmarks used in evaluating performance.  In calculating the amount of the investment performance component, performance for the most recent year is weighted 25%, performance for the most recent three-year period is weighted 50% and performance for the most recent five-year period is weighted 25%.  In general, the investment performance component is determined using a weighted average of investment performance of each product managed by the portfolio manager, with the weighting done based on the amount of assets the portfolio manager is responsible for in each such product.  For example, if a portfolio manager was to manage a mutual fund with $400 million in assets and separate accounts totaling $100 million in assets, performance with respect to the mutual fund would be weighted 80% and performance with respect to the separate accounts would be weighted 20%.  In certain cases, portfolio weights within the composite may differ from the actual weights as determined by assets.  For example, a very small fund’s weight within a composite may be increased to create a meaningful contribution.

To be eligible for an investment performance related bonus, the time-weighted average percentile rank must be above the 50th percentile.  A portfolio manager has the opportunity to maximize the investment component of the incentive payout by generating performance at or above the 25th percentile level.

In determining the subjective evaluation component of the bonus, each manager is measured against predetermined objectives and evaluated in light of other discretionary considerations.  Objectives are set in several categories, including teamwork, participation in various assignments, leadership, and development of staff.

For calendar year 2004, the investment performance component of each portfolio manager’s bonus was determined based on comparisons to the benchmarks (either to the individual benchmark or one or more composites of all or some of such benchmarks) indicated below.  The benchmarks may change for purposes of calculating bonus compensation for calendar year 2005.

Portfolio Manager
Donald Bisson..........................	Lipper Global Small/MidCap Growth Callan Small/MidCap Lipper MidCap Growth Lipper MultiCap Growth Lipper Small Cap Growth

Portfolio managers may also receive equity incentive awards (non-qualified stock options and/or restricted stock) in Wachovia Corporation, EIMC’s publicly traded parent company, based on their performance and/or positions held.  Equity incentive awards are made based on subjective review of the factors that are considered in determining base salary and the annual bonus.

In addition, portfolio managers may participate, at their election, in various benefits programs, including the following:

medical, dental, vision and prescription benefits,

life, disability and long-term care insurance,

before-tax spending accounts relating to dependent care, health care, transportation and parking, and various other services, such as family counseling and employee assistance programs, prepaid or discounted legal services, health care advisory programs and access to discount retail services.

These benefits are broadly available to EIMC employees.  Senior level employees, including many portfolio managers but also including many other senior level executives, may pay more or less than employees that are not senior level for certain benefits, or be eligible for, or required to participate in, certain benefits programs not available to employees who are not senior level.  For example, only senior level employees above a certain compensation level are eligible to participate in the Wachovia Corporation deferred compensation plan, and certain senior level employees are required to participate in the deferred compensation plan.

Fund Holdings.  As ofSeptember 15, 2005, the Fund is a new fund which has not operated for a fiscal year, there is no share ownership information available to report.

The table below presents the dollar range of total exposure to the Evergreen family of funds (including both open-end and closed-end funds) by each portfolio manageras of December 31, 2004.  Total exposure equals the sum of (i) the portfolio manager’s beneficial ownership in direct Evergreen fund holdings, plus (ii) the portfolio manager’s Evergreen fund holdings through the Wachovia Corporation 401(k) plan, plus (iii) the portfolio manager’s Wachovia Corporation deferred compensation plan exposure to Evergreen funds.

Portfolio Manager
Donald Bisson	$100,001-$500,000

The table below presents the dollar range of total exposure to the Evergreen family of funds (including both open-end and closed-end funds) by certain members of senior management of EIMC and its affiliates that are involved in Evergreen’s mutual fund businessas of December 31, 2004.  Total exposure equals the sum of (i) the individual’s beneficial ownership in direct Evergreen fund holdings, plus (ii) the individual’s Evergreen fund holdings through the Wachovia Corporation 401(k) plan, plus (iii) the individual’s Wachovia Corporation deferred compensation plan exposure to Evergreen funds.

Maryann Bruce................................ President, EIS	$100,001 – 500,000
Christopher Conkey......................... Chief Investment Officer, EIMC	Over $1,000,000
Dennis Ferro................................... Chief Executive Officer, EIMC	Over $1,000,000
Richard Gershen.............................. Head of Business Strategy, Risk and Product Management, EIMC	$500,001 – 1,000,000
W. Douglas Munn............................ Chief Operating Officer, EIMC	$100,001 – 500,000
Patrick O’Brien................................ President, Institutional Division, EIMC	Over $1,000,000

MANAGEMENT OF THE TRUST

The Trust is supervised by a Board of Trustees that is responsible for representing the interests of shareholders.  The Trustees meet periodically throughout the year to oversee the Fund’s activities, reviewing, among other things, the Fund’s performance and its contractual arrangements with various service providers.  Each Trustee is paid a fee for his or her services.  See “Expenses-Trustee Compensation” in Part 1 of this SAI.

            The Trust has an Executive Committee which consists of K. Dun Gifford, Dr. Russell A. Salton, III and the Chairman of the Board, Michael S. Scofield, each of whom is an Independent Trustee. The Executive Committee recommends Trustees to fill vacancies, prepares the agenda for Board Meetings, acts on routine matters between scheduled Board meetings and reviews and resolves conflicts of interest between the Fund and the Fund's investment advisor or its affiliates.  The Executive Committee also functions as the Nominating Committee, the 15(c) Committee and the Qualified Legal Compliance Committee.  The Executive Committee met 19 times during fiscal year 2005.

            The Nominating Committee is responsible for nominating candidates for election to the Board of Trustees by the full Board.  The Committee may solicit suggestions for persons to fill vacancies on the Boards of Trustees from such sources as it deems appropriate, including EIMC.  The Committee will consider nominations for openings on the Board of Trustees from shareholders who have separately or as a group held for at least one full year at least 5% of the outstanding shares of a Fund.  Shareholder recommendations should be sent to the attention of the Committee in care of the Fund’s Secretary and should include biographical information, including the proposed nominee’s business experience for the past ten years and a description of the qualifications of the proposed nominee, along with a statement from the proposed nominee that he or she is willing to serve and meets the requirements to be an Independent Trustee, if applicable.

            The 15(c) Committee is responsible for gathering relevant information to assist the full Board in fulfilling its obligations relating to the initial approval and renewal of advisory and distribution contracts pursuant to Section 15 of the 1940 Act.  It may request information from and submit questions to the Fund's investment advisor and its affiliates in order for the full Board of Trustees to determine whether or not to enter into or renew Fund contracts.

            The Qualified Legal Compliance Committee is responsible for the establishment of written procedures for the confidential receipt, retention and consideration of any report of evidence of a material violation of an applicable U.S. federal or state securities law, a material breach of a fiduciary duty arising under U.S. federal or state law, or a similar material violation of any U.S. federal or state law by a Fund or by any officer, Trustee, employee or agent of a Fund.  The Committee is also responsible for determining whether an investigation is necessary regarding any report of evidence of a material violation.  If it is determined that there has been a material violation, the Committee is responsible for informing the Fund’s chief legal officer and chief executive officer and taking all other appropriate actions to respond to evidence of a material violation.

The Trust has an Audit Committee which consists of Shirley L. Fulton, K. Dun Gifford, Gerald M. McDonnell, William W. Pettit and the Chairman of the Committee, Charles A. Austin III, each of whom is an Independent Trustee.  The purpose of the Audit Committee is to evaluate financial management, meet with the auditors and deal with other matters of a financial nature that it deems appropriate. The Audit Committee met 5 times during fiscal year 2005.

            The Trust has a Distribution and Shareholder Service Committee which consists of Dr. Leroy Keith, David Richardson, Gerald McDonnell and the Chairman of the Committee, Richard Wagoner. The Distribution and Shareholder Service Committee oversees and assists Trustee oversight of: the means by which shares of the Evergreen funds are marketed and sold, expenditures by the Funds’ distributor of amounts paid under the Funds’ Rule 12b-1 plans, the nature and quality of services provided by the Funds’ transfer agent, and the overall level of servicing provided to shareholders in the Funds. The Distribution and Shareholder Service Committee was formed on March 16, 2005.  Since July 31, 2005, the Distribution and Shareholder Service Committee has met once..

            The Trust has a Litigation Oversight Committee which consists of the members of the Executive Committee, Shirley L. Fulton and William W. Pettit. The Litigation Oversight Committee oversees and assists Trustee oversight of: litigation commenced by or against the Evergreen funds; litigation commenced by or against any service provider to the Funds that relates to the Funds or that may have a material effect on the service provider’s ability to perform its services to the Funds; non-routine regulatory actions, examinations, inspections, or other activities in respect of any service provider to the Funds that relate to its services to the Funds or that may have a material effect on the service provider’s ability to perform its services to the Funds.   The Litigation Oversight Committee was formed on March 16, 2005.  Since July 31, 2005, the Litigation Oversight Committee has met once.

            The Trust has a Performance Committee which consists of Dr. Russell A. Salton, III, Dr. Leroy Keith, David M. Richardson, Richard Wagoner and the Chairman of the Committee, Richard J. Shima.  The Performance Committee reviews all activities involving investment-related issues and activities of EIMC and any sub-advisors to the Evergreen funds and assesses the performance of the Evergreen funds. The Performance Committee met 5 times during fiscal year 2005.

            The Trust has a Pricing Committee which consists of the members of the Executive Committee and the Chairman of the Audit Committee.  In furtherance of the Board’s responsibilities under the 1940 Act to determine in good faith the fair value of securities and assets for which market quotations are not readily available or are not reliable, the Pricing Committee is responsible for reviewing issues and activities relating to pricing. For the fiscal year 2005, the Pricing Committee held 6 committee meetings..

            Set forth below are the Trustees of each of the twelve Evergreen Trusts.  Unless otherwise indicated, the address for each Trustee is P.O. Box 20083, Charlotte, North Carolina 28202. All shareholder communications should be sent to this address.

Independent Trustees:

Name and Date of Birth	Position with Trust	Beginning Year of Term of Office[1]	Principal Occupations for Last Five Years	Number of Portfolios Overseen in Evergreen Funds Complex as of 12/31/2004	Other Directorships held outside of Evergreen Funds Complex
Charles A. Austin III DOB: 10/23/1934	Trustee	1991	Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Director, The Francis Ouimet Society; Former Director, Health Development Corp. (fitness-wellness centers); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice)	93	None
Shirley L. Fulton DOB: 1/10/1952	Trustee	2004	Partner, Tin, Fulton, Greene & Owen, PLLC (law firm); Former Partner, Helms, Henderson & Fulton, P.A. (law firm); Retired Senior Resident Superior Court Judge, 26th Judicial District, Charlotte, NC	93	None
K. Dun Gifford DOB: 10/23/1938	Trustee	1974	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust	93	None
Dr. Leroy Keith, Jr. DOB: 2/14/1939	Trustee	1983	Partner, Stonington Partners, Inc. (private equity firm); Trustee, The Phoenix Group of Mutual Funds; Director, Obagi Medical Products Co.; Director, Diversapack Co.; Former Director, Lincoln Educational Services; Former Chairman of the Board and Chief Executive Officer, Carson Products Company (manufacturing); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust	93	Trustee, The Phoenix Group of Mutual Funds
Gerald M. McDonnell DOB: 7/14/1939	Trustee	1988	Manager of Commercial Operations, SMI Steel Co. - South Carolina (steel producer); Former Sales and Marketing Manager, Nucor Steel Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust	93	None
William Walt Pettit DOB: 8/26/1955	Trustee	1984	Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp.; Director, National Kidney Foundation of North Carolina, Inc.; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust	93	None
David M. Richardson DOB: 9/19/1941	Trustee	1982	President, Richardson, Runden LLC (executive recruitment business development/consulting company); Consultant, Kennedy Information, Inc. (executive recruitment information and research company); Consultant, AESC (The Association of Executive Search Consultants); Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP (communications); Former Vice Chairman, DHR International, Inc. (executive recruitment); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust	93	None
Dr. Russell A. Salton, III DOB: 6/2/1947	Trustee	1984	President/CEO, AccessOne MedCard; Former Medical Director, Healthcare Resource Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health Services; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust	93	None
Michael S. Scofield DOB: 2/20/1943	Trustee	1984	Director and Chairman, Branded Media Corporation (multi-media branding company); Attorney, Law Offices of Michael S. Scofield; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust	93	None
Richard J. Shima DOB: 8/11/1939	Trustee	1993	Independent Consultant; Director, Trust Company of CT; Trustee, Saint Joseph College (CT); Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director, Enhance Financial Services, Inc.; Former Director, Old State House Association; Former Director of CTG Resources, Inc. (natural gas); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust	93	None

Interested Trustee:

Richard K. Wagoner, CFA[2] DOB: 12/12/1937	Trustee	1999	Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Consultant to the Boards of Trustees of the Evergreen funds; Former Trustee, Mentor Funds and Cash Resource Trust	93	None

1       Each Trustee, except Ms. Fulton, serves until a successor is duly elected or qualified or until his death, resignation,retirement or removal from office. As a new Trustee, Ms. Fulton's initial term ends March 31, 2007 at which time she may be re-elected by Trustees to serve until her death, resignation, retirement or removal from office by the Trustees.

2       Mr. Wagoner is an "interested person" of the Evergreen funds because of his ownership of shares in Wachovia Corporation, the parent to the Evergreen funds' investment advisor.

Trustee Ownership of Evergreen Funds Shares

            Set forth in the table below are the names of the Evergreen funds in which the Trustees are invested through direct ownership of fund shares or through the Trustees’ Deferred Compensation Plan. The table shows the dollar range of each Trustee’s investment in each Fund and the aggregate dollar range of their investment in the Evergreen fund complex, as of December 31, 2004.

Trustee	Fund	Dollar Range of Investment in Fund	Aggregate Dollar Range of Investments in Evergreen Funds Complex
Charles A. Austin III	Evergreen Aggressive Growth Fund[1]	$50,001-$100,000	Over $100,000
	Evergreen Core Bond Fund[1]	$10,001-$50,000
	Evergreen Equity Income Fund[1]	$10,001-$50,000
	Evergreen Growth Fund[1]	$50,001-$100,000
	Evergreen Health Care Fund[2]	Over $100,000
	Evergreen Large Cap Value Fund[1]	$10,001-$50,000
	Evergreen Mid Cap Growth Fund[1]	$50,001-$100,000
	Evergreen Money Market Fund	$50,001-$100,000
	Evergreen Omega Fund[2]	$50,001-$100,000
	Evergreen Technology Fund	$1-$10,000
Shirley L. Fulton	Evergreen Asset Allocation[1]	$1-$10,000	$10,001-$50,000
	Evergreen Equity Income Fund[1]	$1-$10,000
	Evergreen Mid Cap Growth Fund[1]	$1-$10,000
	Evergreen Utility and Telecommunications Fund[1]	$10,001-$50,000
K. Dun Gifford	Evergreen Fundamental Large Cap Fund (formerly Evergreen Growth and Income Fund)	$10,001-$50,000	$10,001-$50,000
	Evergreen Health Care Fund	$10,001-$50,000
Dr. Leroy Keith, Jr.	Evergreen Limited Duration Fund	$10,001-$50,000	$10,001-$50,000
	Evergreen Omega Fund	$1-$10,000
Gerald M. McDonnell[3]	Evergreen Adjustable Rate Fund	$10,001-$50,000	Over $100,000
	Evergreen Asset Allocation Fund[1]	$50,001-$100,000
	Evergreen Emerging Markets Growth Fund	$10,001-$50,000
	Evergreen Equity Income Fund	$10,001-$50,000
	Evergreen Fund[1]	$50,001-$100,000
	Evergreen Foundation Fund[1]	$50,001-$100,000
	Evergreen Global Large Cap Equity Fund[1]	$10,001-$50,000
	Evergreen Fundamental Large Cap Fund (formerly Evergreen Growth and Income Fund)	$10,001-$50,000
	Evergreen Health Care Fund	$1-$10,000
	Evergreen Income Advantage Fund	$1-$10,000
	Evergreen Large Cap Value Fund[1]	$50,001-$100,000
	Evergreen Managed Income Fund	$1-$10,000
	Evergreen Money Market Fund[1]	$10,001-$50,000
	Evergreen Omega Fund[1]	$10,001-$50,000
	Evergreen Short Intermediate Bond Fund	$1-$10,000
	Evergreen Strategic Municipal Bond Fund	$10,001-$50,000
	Evergreen Technology Fund	$1-$10,000
	Evergreen Utilities and High Income Fund	$1-$10,000
William Walt Pettit	Evergreen Aggressive Growth Fund[2]	Over $100,000	Over $100,000
	Evergreen Asset Allocation Fund[1]	$10,001-$50,000
	Evergreen Emerging Markets Growth Fund	$1-$10,000
	Evergreen Equity Income Fund[2]	$10,001-$50,000
	Evergreen Fund[1]	$50,001-$100,000
	Evergreen Foundation Fund[1]	$10,001-$50,000
	Evergreen Global Large Cap Equity Fund[2]	$10,001-$50,000
	Evergreen Global Opportunities Fund[1]	$10,001-$50,000
	Evergreen Growth Fund[1]	Over $100,000
	Evergreen Fundamental Large Cap Fund (formerly Evergreen Growth and Income Fund)	$10,001-$50,000
	Evergreen Health Care Fund[1]	Over $100,000
	Evergreen International Equity Fund[1]	Over $100,000
	Evergreen Large Cap Value Fund[1]	$10,001-$50,000
	Evergreen Masters Fund[1]	$10,001-$50,000
	Evergreen Mid Cap Growth Fund[1]	$1-$10,000
	Evergreen Money Market Fund	$10,001-$50,000
	Evergreen Omega Fund[1]	Over $100,000
	Evergreen Strategic Growth Fund[1]	$1-$10,000
	Evergreen Utility and Telecommunications Fund[1]	$50,001-$100,000
David M. Richardson	Evergreen Asset Allocation Fund	$10,001-$50,000	Over $100,000
	Evergreen Equity Index Fund	$10,001-$50,000
	Evergreen Managed Income Fund	$10,001-$50,000
	Evergreen Omega Fund	$10,001-$50,000
	Evergreen Utilities and High Income Fund	$10,001-$50,000
Dr. Russell A. Salton, III	Evergreen Asset Allocation Fund[1]	Over $100,000	Over $100,000
	Evergreen Global Opportunities Fund[1]	Over $100,000
	Evergreen Large Cap Value Fund[1]	Over $100,000
Michael S. Scofield	Evergreen Aggressive Growth Fund	$10,001-$50,000	Over $100,000
	Evergreen Balanced Fund	$10,001-$50,000
	Evergreen Core Bond Fund[2]	Over $100,000
	Evergreen Equity Income Fund	$1-$10,000
	Evergreen Equity Index Fund	$10,001-$50,000
	Evergreen Foundation Fund[1]	Over $100,000
	Evergreen Income Advantage Fund	$1-$10,000
	Evergreen Managed Income Fund	$1-$10,000
	Evergreen Omega Fund	$10,001-$50,000
	Evergreen Short Intermediate Bond Fund	$10,001-$50,000
	Evergreen Treasury Money Market Fund	Over $100,000
Richard J. Shima	Evergreen Asset Allocation Fund[1]	$50,001-$100,000	Over $100,000
	Evergreen Connecticut Municipal Bond Fund	$50,001-$100,000
	Evergreen Global Large Cap Equity Fund	Over $100,000
	Evergreen Global Opportunities Fund	Over $100,000
	Evergreen Income Advantage Fund	$10,001-$50,000
	Evergreen International Equity Fund	$10,001-$50,000
	Evergreen Large Cap Value Fund[1]	$50,001-$100,000
	Evergreen Managed Income Fund	$10,001-$50,000
	Evergreen Omega Fund	$50,001-$100,000
	Evergreen Tax Strategic Foundation Fund	$50,001-$100,000
	Evergreen Utilities and High Income Fund	$10,001-$50,000
Richard K. Wagoner	Evergreen Equity Income Fund	Over $100,000	Over $100,000
	Evergreen Income Advantage Fund	$1-$10,000
	Evergreen Managed Income Fund	$1-$10,000
	Evergreen Mid Cap Growth Fund	$50,001-$100,000
	Evergreen Money Market Fund	$10,001-$50,000
	Evergreen Municipal Money Market Fund	$10,001-$50,000
	Evergreen Omega Fund	Over $100,000
	Evergreen Special Values Fund	Over $100,000
	Evergreen Utilities and High Income Fund	$1-$10,000

1          Invested through the Trustees’ Deferred Compensation Plan.  The Deferred Compensation Plan allows each Trustee to defer any or all of his or her compensation for serving as Trustee, and to have such compensation invested into a deferral account.  The investment performance of the deferral account is based on the investment performance of the particular Evergreen fund(s) selected by the Trustee.

2          Amount shown includes direct investments as well as investments through the Trustees' Deferred Compensation Plan. Dollar ranges of investments held directly in these funds are as follows: Mr. Austin – Evergreen Health Care Fund, $10,001 - $50,000; Evergreen Omega Fund, $10,001 - $50,000. Mr. Pettit – Evergreen Aggressive Growth Fund, $1 - $10,000; Evergreen Equity Income Fund, $1 - $10,000; Evergreen Global Large Cap Equity Fund, $1 - $10,000. Mr. Scofield – Evergreen Core Bond Fund, $50,001 - $100,000.

3       In addition to the amounts shown in the table, Mr. McDonnell has $10,001-$50,000 invested in a 529 Education Savings Plan which may from time to time invest in certain of the Evergreen funds.

Set forth below are the officers of each of the twelve Evergreen Trusts.

Name, Address and Date of Birth	Position with Trust	Principal Occupation for Last Five Years
Dennis H. Ferro 401 S. Tryon Charlotte, NC 28288 DOB: 6/20/1945	President since 2003	President and Chief Executive Officer, Evergreen Investment Company, Inc. and Executive Vice President, Wachovia Bank, N.A.; former Chief Investment Officer, Evergreen Investment Company, Inc.
Carol Kosel 200 Berkeley Street Boston, MA 02116 DOB: 12/25/1963	Treasurer since 1999	Senior Vice President, Evergreen Investment Services, Inc.
Michael H. Koonce 200 Berkeley Street Boston, MA 02116 DOB: 4/20/1960	Secretary since 2000	Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Senior Vice President and Assistant General Counsel, Wachovia Corporation
James Angelos 200 Berkeley Street Boston, MA 02116 DOB: 9/2/47	Chief Compliance Officer since 2004	Chief Compliance Officer and Senior Vice President, Evergreen Funds; Former Director of Compliance, Evergreen Investment Services, Inc.

POLICY FOR DISSEMINATION OF PORTFOLIO HOLDINGS

            A complete listing of portfolio holdings for every Fund as of the calendar quarter end will be available to the public approximately 15 calendar days after the calendar quarter end. Such listing to be posted to EvergreenInvestments.com as soon after the 15 days as possible. In addition, certain Funds (such as Evergreen money market funds) may make available to the public a complete list of holdings as of month end, posted to EvergreenInvestments.com within approximately 15 calendar days after the month end.  Once released to the web, there are no restrictions on providing the data to any shareholder or external party.

            No other dissemination of portfolio holdings is allowed to any shareholder, potential shareholder or party external to Evergreen except for dissemination (i) required by law, (ii) to external subadvisers with respect to the Fund it advises, or (iii) to institutional investment consultants or mutual fund analytical firms (such as Morningstar and Lipper) and, in such cases, only where there are signed confidentiality agreements in place that are approved through Evergreen's legal division. Institutional investment consultants are those organizations who utilize fund holdings data and characteristics such as beta, P/E ratio, etc. to screen investment vehicles for their large, institutional clients.  These consultants typically compare the Funds against other investment firms’ products to see which is most suitable for the clients.  In presentations to clients, these consultants will sometimes provide data regarding the Funds and how they compared to products of other investment advisors.  The confidentiality agreements applicable to these situations preclude these firms from providing any client with holdings data until the 15th calendar day after quarter end when the data is available to the public.

            This policy applies to affiliates of Evergreen such as Wachovia Trust and Wachovia Securities.  Officers of the Funds may authorize disclosure of the Fund’s portfolio securities in accordance with this policy.  The Fund’s Board had reviewed this policy and has designated a chief compliance officer to be responsible for monitoring compliance with the policy.  The chief compliance officer reports directly to the Board.

            As of [August 25, 2005], the Fund had ongoing arrangements with the following recipients to make available non-public portfolio holdings information relating to the Funds:

Recipient	Purpose	Timing
State Street Bank and Trust Company	Funds’ custodian	Daily
KPMG LLP	Funds’ independent registered public accounting firm	As necessary in connection with financial statements and SEC filings
EIS	Funds’ administrator	Daily
ESC	Funds’ transfer agent	Quarterly
EIMC	Funds’ investment advisor	Daily
Moody's Investor Services, Inc.	Provides rating services for the Funds	Weekly
Capital Access International	Analytical	Monthly
Lipper	Analytical	Monthly
Northern Trust Company	Analytical	Monthly
Thomson Financial, Inc.	Analytical	Monthly
Wachovia Fiduciary Compliance	Compliance Filings	Quarterly

            Once portfolio holdings information is made public, there are no restrictions on providing the data to any shareholder or other party.

CORPORATE AND MUNICIPAL BOND RATINGS

The Fund relies on ratings provided by independent rating services to help determine the credit quality of bonds and other obligations the Fund intends to purchase or already owns.  A rating is an opinion of an issuer’s ability to pay interest and/or principal when due.  Ratings reflect an issuer’s overall financial strength and whether it can meet its financial commitments under various economic conditions.

If a security held by the Fund loses its rating or has its rating reduced after the Fund has purchased it, the Fund is not required to sell or otherwise dispose of the security, but may consider doing so.

The principal rating services, commonly used by the Fund and investors generally, are S&P and Moody’s.  The Fund may also rely on ratings provided by Fitch.  Rating systems are similar among the different services.  As an example, the chart below compares basic ratings for long-term bonds.  The “Credit Quality” terms in the chart are for quick reference only.  Following the chart are the specific definitions each service provides for its ratings.

COMPARISON OF LONG-TERM BOND RATINGS

MOODY’S	S&P	FITCH	Credit Quality
Aaa	AAA	AAA	Excellent Quality (lowest risk)
Aa	AA	AA	Almost Excellent Quality (very low risk)
A	A	A	Good Quality (low risk)
Baa	BBB	BBB	Satisfactory Quality (some risk)
Ba	BB	BB	Questionable Quality (definite risk)
B	B	B	Low Quality (high risk)
Caa/Ca/C	CCC/CC/C	CCC/CC/C	In or Near Default
	D	DDD/DD/D	In Default

CORPORATE BONDS

LONG-TERM RATINGS

Moody’s Corporate Long-Term Bond Ratings

Aaa  Bonds which are rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edged.”  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AaBonds which are rated Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A  Bonds which are ratedA possess many favorable investment attributes and are to be considered as upper-medium-grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa  Bonds which are ratedBaa are considered as medium-grade obligations (i.e. they are neither highly protected nor poorly secured).  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba  Bonds which are rated Baare judged to have speculative elements; their future cannot be considered as well-assured.  Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B  Bonds which are ratedBgenerally lack characteristics of the desirable investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa  Bonds which are ratedCaa are of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca  Bonds which are rated Ca represent obligations which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

C  Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers,1, 2and 3in each generic rating classification from Aato Caa.  The modifier 1indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range raking and the modifier 3indicates that the company ranks in the lower end of its generic rating category.

S&P  Corporate Long-Term Bond Ratings

AAA  An obligation rated AAA has the highest rating assigned by S&P.  The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA  An obligation rated AA differs from the highest-rated obligations only in small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A   An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB  An obligation rated BBB exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C:Asdescribed below, obligations rated  BB, B, CCC, CC,and Care regarded as having significant speculative characteristics.  BBindicates the least degree of speculation and Cthe highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB  An obligation rated BB is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B  An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet it financial commitment on the obligation.

CCC  An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC  An obligation rated CC is currently highly vulnerable to nonpayment.

C  The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D  The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred--and not where a default is only expected.  S&P changes ratings to D either:

On the day an interest and/or principal payment is due and is not paid.  An exception is made if there is a grace period and S&P believes that a payment will be made, in which case the rating can be maintained; or

Upon voluntary bankruptcy filing or similar action.  An exception is made if S&P expects that debt service payments will continue to be made on a specific issue.  In the absence of a payment default or bankruptcy filing, a technical default (i.e., covenant violation) is not sufficient for assigning aD rating.

Plus (+) or minus (-)  The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Fitch Corporate Long-Term Bond Ratings

Investment Grade

AAA  Highest credit quality.   AAA ratings denote the lowest expectation of credit risk.  They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA  Very high credit quality.  AA ratings denote a very low expectation of credit risk.  They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A  High credit quality.  A ratings denote a lower expectation of credit risk.  The capacity for timely payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB  Good credit quality.  BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.  This is the lowest investment-grade category.

Speculative Grade

BB  Speculative.  BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met.  Securities rated in this category are not investment grade.

B  Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains.  Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C       High default risk.  Default is a real possibility.  Capacity for meeting financial commitment is solely reliant upon sustained, favorable business or economic developments.  A CC rating indicates that default of some kind appears probable.  C ratings signal imminent default.

DDD, DD, D       Default.  The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines.  ‘DDD’ obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest.  “DD” indicates potential recoveries in the range of 50%-90% and ‘D’ the lowest recovery potential, i.e., below 50%.

Entities rated in this categoryhave defaulted on some or all of their obligations. Entities rated ‘DDD’ have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated ‘DD’ and ‘D’ are generally undergoing a formal reorganization or liquidation process; those rated ‘DD’ are likely to satisfy a higher portion of their outstanding obligations, while entities rated ‘D’ have a poor prospect of repaying all obligations.

+ or -may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to the AAA rating category or to categories below CCC or to short-term ratings (as discussed below) other than F1.

CORPORATE SHORT-TERM RATINGS

Moody’s Corporate Short-Term Issuer Ratings

Prime-1  Issuers ratedPrime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.  Prime-1 repayment ability will often be evidenced by many of the following characteristics.

--  Leading market positions in well-established industries.

--  High rates of return on funds employed.

--  Conservative capitalization structure with moderate reliance on debt and ample asset protection.

--  Broad margins in earnings coverage of fixed financial changes and high internal cash generation.

--  Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2  Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.  This will normally be evidenced by many of the characteristics cited above but to a lesser degree.  Earnings trends and coverage ratios, while sound, may be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternate liquidity is maintained.

Prime-3  Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations.  The effect of industry characteristics and market compositions may be more pronounced.  Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.  Adequate alternate liquidity is maintained.

Not PrimeIssuersrated Not Prime do not fall within any of the Prime rating categories.

S&P Corporate Short-Term Obligation Ratings

A-1A short-term obligation rated A-1 is rated in the highest category by S&P.  The obligor’s capacity to meet its financial commitment on the obligation is strong.  Within this category certain obligations are designated with a plus sign (+).  This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3A short-term obligation rated A-3 exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B  A short-term obligation rated B is regarded as having significant speculative characteristics.  The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C  A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

DTheD rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred--and not where a default is only expected.  S&P changes ratings toD either:

On the day an interest and/or principal payment is due and is not paid.  An exception is made if there is a grace period and S&P believes that a payment will be made, in which case the rating can be maintained; or

Upon voluntary bankruptcy filing or similar action, An exception is made if S&P expects that debt service payments will continue to be made on a specific issue.  In the absence of a payment default or bankruptcy filing, a technical default (i.e., covenant violation) is not sufficient for assigning aD rating.

Fitch Corporate Short-Term Obligation Ratings

F1  Highest credit quality.  Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2  Good credit quality.  A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3  Fair credit quality.  The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B  Speculative.  Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C  High default risk.  Default is a real possibility.  Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D  Default. Denotes actual or imminent payment default.

MUNICIPAL BONDS

LONG-TERM RATINGS

Moody’s Municipal Long-Term Bond Ratings

Aaa  Bonds rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edged.”  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa  Bonds rated Aa are judged to be of high quality by all standards.   Together with the Aaa group they comprise what are generally known as high grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A  Bonds ratedA possess many favorable investment attributes and are to be considered as upper-medium grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa  Bonds ratedBaa are considered as medium-grade obligations i.e., they are neither highly protected nor poorly secured.  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba  Bonds rated Baare judged to have speculative elements; their future cannot be considered as well-assured.  Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B  Bonds ratedBgenerally lack characteristics of the desirable investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa  Bonds ratedCaa are of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca  Bonds rated Ca represent obligations which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

C  Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers1, 2and 3in each generic rating classification from Aato B.  The modifier 1indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range raking and the modifier 3indicates that the company ranks in the lower end of its generic rating category.

S&P Municipal Long-Term Bond Ratings

AAA  An obligation rated AAA has the highest rating assigned by S&P.  The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA  An obligation rated AA differs from the highest-rated obligations only in small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A   An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB  An obligation rated BBB exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C:Asdescribed below, obligations rated  BB, B, CCC, CCand Care regarded as having significant speculative characteristics.   BBindicates the least degree of speculation and Cthe highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB  An obligation rated BB is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B  An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet it financial commitment on the obligation.

CCC  An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC  An obligation rated CC is currently highly vulnerable to nonpayment.

C  The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D  An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-)  The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Fitch Municipal Long-Term Bond Ratings

Investment Grade

AAA  Highest credit quality.   AAA ratings denote the lowest expectation of credit risk.  They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA  Very high credit quality.  AA ratings denote a very low expectation of credit risk.  They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A  High credit quality.  A ratings denote a lower expectation of credit risk.  The capacity for timely payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB  Good credit quality.  BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.  This is the lowest investment-grade category.

Speculative Grade

BB  Speculative.  BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met.  Securities rated in this category are not investment grade.

B  Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains.  Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C  High default risk.  Default is a real possibility.  Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.  A CC rating indicates that default of some kind appears probable.  C ratings signal imminent default.

DDD, DD, D  Default.  The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor.  While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines.  DDD obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest.  DD indicates potential recoveries in the range of 50%-90% and D the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some of all of their obligations.  Entities rated DDD have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process.  Entities rated DD and D are generally undergoing a formal reorganization or liquidation process: those rated DD are likely to satisfy a higher portion of their outstanding obligations, while entities rated D have a poor prospect of repaying all obligations.

+ or -may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to the AAA rating category or to categories below CCC or to short-term ratings (as discussed below) other than F1.

SHORT-TERM MUNICIPAL RATINGS

Moody’s Municipal Short-Term Issuer Ratings

Prime-1  Issuers ratedPrime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.  Prime-1 repayment ability will often be evidence by many of the following characteristics.

--  Leading market positions in well-established industries.

--  High rates of return on funds employed.

--  Conservative capitalization structure with moderate reliance on debt and ample asset protection.

--  Broad margins in earnings coverage of fixed financial changes and high internal cash generation.

--  Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2   Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.  This will normally be evidenced by many of the characteristics cited above but to a lesser degree.  Earnings trends and coverage ratios, while sound, may be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternate liquidity is maintained.

Prime-3   Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations.  The effect of industry characteristics and market compositions may be more pronounced.  Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.  Adequate alternate liquidity is maintained.

Not PrimeIssuersrated Not Prime do not fall within any of the Prime rating categories.

Moody’s Municipal Short-Term Loan Ratings

MIG 1  This designation denotes best quality.  There is strong protection by established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2  This designation denotes high quality.  Margins of protection are ample although not so large as in the preceding group.

MIG 3  This designation denotes favorable quality.  Liquidity and cash-flow protection may be narrow and market access for refinancing is likely to be less well established.

SG  This designation denotes speculative quality.  Debt instruments in this category may lack margins of protection.

S&P Commercial Paper Ratings

A-1  This designation indicates that the degree of safety regarding timely payment is strong.  Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2  Capacity for timely payment on issues with this designation is satisfactory.  However, the relative degree of safety is not as high as for issues designated A-1.

A-3  Issues carrying this designation have an adequate capacity for timely payment.  They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B  Issues rated B are regarded as having only speculative capacity for timely payment.

C  This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D  Debt rated D is in payment default.  The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

S&P Municipal Short-Term Obligation Ratings

SP-1  Strong capacity to pay principal and interest.  An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2  Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3  Speculative capacity to pay principal and interest.

Fitch Municipal Short-Term Obligation Ratings

F1  Highest credit quality.  Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2  Good credit quality.  A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3  Fair credit quality.  The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B  Speculative.  Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C  High default risk.  Default is a real possibility.  Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D  Default. Denotes actual or imminent payment default.

ADDITIONAL INFORMATION

Except as otherwise stated in its prospectus or required by law, the Fund reserves the right to change the terms of the offer stated in its prospectus without shareholder approval, including the right to impose or change fees for services provided.

            No dealer, salesman or other person is authorized to give any information or to make any representation not contained in the Fund's prospectus, SAI or in supplemental sales literature issued by the Fund or EIS, and no person is entitled to rely on any information or representation not contained therein.

            The Fund's prospectus and SAI omit certain information contained in the Trust's registration statement, which you may obtain for a fee from the SEC in Washington, D.C.

Appendix A

Evergreen Investment Management Company, LLC

Proxy Voting Policy and Procedures

ISS Proxy Voting Guidelines Summary

June 16, 2003

Statement of Principles

Evergreen Investment Management Company, LLC (EIMCO) recognizes it has a fiduciary duty to vote proxies on behalf of clients who have delegated such responsibility to EIMCO, and that in all cases proxies should be voted in a manner reasonably believed to be in the clients’ best interest.

Proxy Voting Records

A copy of the proxy voting records indicating how the Evergreen funds voted proxies relating to portfolio securities during the twelve-month period ended June 30, 2004 may be obtained, without charge, by visiting our website at EvergreenInvestments.com or the SEC’s website at http://www.sec.gov.

Corporate Governance Committee

EIMCO has established a corporate governance committee (Committee) which is a sub-committee of EIMCO’s Investment Policy Committee.  The Committee is responsible for approving EIMCO’s proxy voting policies and procedures, for overseeing the proxy voting process, and for reviewing proxy voting on a regular basis.  The Committee will meet quarterly to review reports of all proxies voted for the prior period and to conduct other business as required.

Conflicts of Interest

EIMCO recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of its clients.  Such circumstances may include, but are not limited to, situations where EIMCO or one or more of its affiliates has a client or customer relationship with the issuer of the security that is the subject of the proxy vote.

In most cases, structural and informational barriers within EIMCO and Wachovia Corporation will prevent EIMCO from becoming aware of the relationship giving rise to the potential conflict of interest.  In such circumstances, EIMCO will vote the proxy according to its standard guidelines and procedures described above.

If persons involved in proxy voting on behalf of EIMCO becomes aware of a potential conflict of interest, the Committee shall consult with EIMCO’s Legal Department and consider whether to implement special procedures with respect to the voting of that proxy, including whether an independent third party should be retained to vote the proxy.

Share Blocking

EIMCO does not vote global proxies, with share blocking restrictions, requiring shares to be prohibited from sale.

Proxy Voting Guideline Summary

I.          The Board of Directors

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be made on a case-by-case basis, examining the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors’ investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being withheld. These instances include directors who:

·           Attend less than 75 percent of the board and committee meetings without a valid excuse

·           Implement or renew a dead-hand or modified dead-hand poison pill

·           Ignore a shareholder proposal that is approved by a majority of the shares outstanding

·           Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

·           Have failed to act on takeover offers where the majority of the shareholders have tendered their shares

·           Are inside directors and sit on the audit, compensation, or nominating committees

·           Are inside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees

In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to withhold votes.

Separating Chairman and CEO

Vote on a case-by-case basis on shareholder proposals requiring that the positions of chairman and CEO be held separately.

Proposals Seeking a Majority of Independent Directors

Shareholder proposals asking that a majority of directors be independent should be evaluated on a case-by-case basis. Vote for shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors.

Stock Ownership Requirements

Vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

Term of Office

Vote against shareholder proposals to limit the tenure of outside directors.

Age Limits

Vote against shareholder proposals to impose a mandatory retirement age for outside directors.

Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection should be evaluated on a case-by-case basis, using Delaware law as the standard. Vote against proposals to eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care. Vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Vote for only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director’s legal expenses would be covered.

Charitable Contributions

Vote against proposals regarding charitable contributions.

II.         Proxy Contests

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors: long-term financial performance of the target company relative to its industry; management’s track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

Reimburse Proxy Solicitation Expenses

Voting to reimburse proxy solicitation expenses should be analyzed on a case-by-case basis. In cases where Evergreen recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

III.        Auditors

Ratifying Auditors

Vote for proposals to ratify auditors, unless: an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent registered public accounting firm has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

IV.       Proxy Contest Defenses

Board Structure: Staggered vs. Annual Elections

Vote against proposals to classify the board.

Vote for proposals to repeal classified boards and to elect all directors annually.

Shareholder Ability to Remove Directors

Vote against proposals that provide that directors may be removed only for cause.

Vote for proposals to restore shareholder ability to remove directors with or without cause.

Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote for proposals that permit shareholders to elect directors to fill board vacancies.

Cumulative Voting

Vote against proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a case-by-case basis relative to the company’s other governance provisions.

Shareholder Ability to Call Special Meetings

Vote against proposals to restrict or prohibit shareholder ability to call special meetings.

Vote for proposals that remove restrictions on the right of shareholders to act independently of management.

Shareholder Ability to Act by Written Consent

Voteagainst proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote for proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Alter the Size of the Board

Vote for proposals that seek to fix the size of the board.

Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

V.        Tender Offer Defenses

Poison Pills

Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Review on a case-by-case basis shareholder proposals to redeem a company’s poison pill.

Review on a case-by-case basis management proposals to ratify a poison pill.

Fair Price Provisions

Vote proposals to adopt fair price provisions on a case-by-case basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Greenmail

Vote for proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Review on a case-by-case basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

Pale Greenmail

Review on a case-by-case basis restructuring plans that involve the payment of pale greenmail.

Unequal Voting Rights

Vote against dual-class exchange offers.

Vote against dual-class recapitalizations.

Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

Vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

Supermajority Shareholder Vote Requirement to Approve Mergers

Vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

Vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

White Squire Placements

Vote for shareholder proposals to require approval of blank check preferred stock Issues for other than general corporate purposes.

VI.       Miscellaneous Governance Provisions

Confidential Voting

Vote for shareholder proposals that request companies to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

Vote for management proposals to adopt confidential voting.

Equal Access

Vote for shareholder proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

Bundled Proposals

Review on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Shareholder Advisory Committees

Review on a case-by-case basis proposals to establish a shareholder advisory committee.

VII.      Capital Structure

Common Stock Authorization

Review proposals to increase the number of shares of common stock authorized for issue on a case-by-case basis.

Vote against proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual-class capitalization structures.

Stock Distributions: Splits and Dividends

Vote for management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company’s industry and performance in terms of shareholder returns.

Reverse Stock Splits

Vote for management proposals to implement a reverse stock split when the number of shares will be proportionately reduced to avoid delisting.

Review on acase-by-case basis on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for Issue.

Preferred Stock

Vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).

Vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense.

Vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for Issue given a company’s industry and performance in terms of shareholder returns.

Shareholder Proposals Regarding Blank Check Preferred Stock

Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

Adjustments to Par Value of Common Stock

Vote for management proposals to reduce the par value of common stock.

Preemptive Rights

Review on a case-by-case basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company and the characteristics of its shareholder base.

Debt Restructurings

Review on a case-by-case basis proposals to increase common and/or preferred shares and to Issue shares as part of a debt restructuring plan. Consider the following Issues: Dilution—How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be? Change in Control—Will the transaction result in a change in control of the company? Bankruptcy—Generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

Share Repurchase Programs

Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Tracking Stock

Votes on the creation of tracking stock are determined on a case-by-case basis, weighing the strategic value of the transaction against such factors as:

·           adverse governance changes

·           excessive increases in authorized capital stock

·           unfair method of distribution

·           diminution of voting rights

·           adverse conversion features

·           negative impact on stock option plans

·           other alternatives such as spinoff

VIII.     Executive and Director Compensation

Votes with respect to compensation plans should be determined on a case-by-case basis.

Our new methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC’s new rules, Evergreen will value every award type. Evergreen will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders’ equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power. Once Evergreen determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Our model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to executives, adjusted for (1) long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index), (2) cash compensation, and (3) categorization of the company as emerging, growth, or mature. These adjustments are pegged to market capitalization. Evergreen will continue to examine other features of proposed pay plans such as administration, payment terms, plan duration, and whether the administering committee is permitted to reprice underwater stock options without shareholder approval.

Management Proposals Seeking Approval to Reprice Options

Vote on management proposals seeking approval to reprice options on a case-by-case basis.

Director Compensation

Votes on stock-based plans for directors are made on a case-by-case basis.

Employee Stock Purchase Plans

Votes on employee stock purchase plans should be made on a case-by-case basis.

OBRA-Related Compensation Proposals:

Amendments that Place a Cap on Annual Grants or Amend Administrative Features

Vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

Amendments to Added Performance-Based Goals

Vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

Amendments to Increase Shares and Retain Tax Deductions Under OBRA

Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a case-by-case basis.

Approval of Cash or Cash-and-Stock Bonus Plans

Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

Shareholder Proposals to Limit Executive and Director Pay

Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.

Review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay.

Golden and Tin Parachutes

Vote for shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

Employee Stock Ownership Plans (ESOPs)

Vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares).

401(k) Employee Benefit Plans

Votefor proposals to implement a 401(k) savings plan for employees.

IX.       State of Incorporation

Voting on State Takeover Statutes

Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

Voting on Reincorporation Proposals

Proposals to change a company’s state of incorporation should be examined on a case-by-case basis.

X.        Mergers and Corporate Restructurings

Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account at least the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spinoffs, liquidations, and asset sales should be considered on a case-by-case basis.

Spinoffs

Votes on spinoffs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

Asset Sales

Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

Liquidations

Votes on liquidations should be made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Appraisal Rights

Vote for proposals to restore, or provide shareholders with, rights of appraisal.

Changing Corporate Name

Vote for changing the corporate name.

XI.       Mutual Fund Proxies

Election of Directors

Vote the election of directors on a case-by-case basis, considering the following factors: board structure; director independence and qualifications; and compensation of directors within the fund and the family of funds attendance at board and committee meetings.

Votes should be withheld from directors who:

·           attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business.  Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day’s meetings, votes should not be withheld even if such absence dropped the director’s attendance below 75 percent.

·           ignore a shareholder proposal that is approved by a majority of shares outstanding

·           ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

·           are interested directors and sit on the audit or nominating committee

·           are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

Converting Closed-end Fund to Open-end Fund

Vote conversion proposals on a case-by-case basis, considering the following factors: past performance as a closed-end fund; market in which the fund invests; measures taken by the board to address the discount; and past shareholder activism, board activity, and votes on related proposals.

Proxy Contests

Vote proxy contests on acase-by-case basis, considering the following factors: past performance; market in which fund invests; and measures taken by the board to address the Issues past shareholder activism, board activity, and votes on related proposals.

Investment Advisory Agreements

Vote the investment advisory agreements on a case-by-case basis, considering the following factors: proposed and current fee schedules; fund category/investment objective; performance benchmarks; share price performance as compared with peers; and the magnitude of any fee increase.

Approving New Classes or Series of Shares

Vote for the establishment of new classes or series of shares.

Preferred Stock Proposals

Vote the authorization for or increase in preferred shares on a case-by-case basis, considering the following factors: stated specific financing purpose and other reasons management gives possible dilution for common shares.

1940 Act Policies

Vote these proposals on a case-by-case basis, considering the following factors: potential competitiveness; regulatory developments; current and potential returns; and current and potential risk.

Changing a Fundamental Restriction to a Nonfundamental Restriction

Vote these proposals on a case-by-case basis, considering the following factors: fund’s target investments; reasons given by fund for change; and the projected impact of change on portfolio.

Change Fundamental Investment Objective to Nonfundamental

Voteagainst proposals to change a fund’s fundamental investment objective to nonfundamental.

Name Rule Proposals

Vote these proposals on a case-by-case basis, considering the following factors: political/economic changes in target market; bundling with quorum requirements; bundling with asset allocation changes; and consolidation in the fund’s target market.

Disposition of Assets/Termination/Liquidation

Vote this proposal on a case-by-case basis, considering the following factors: strategies employed to salvage the company; company’s past performance; and terms of the liquidation.

Changes to the Charter Document

Vote changes to the charter document on a case-by-case basis, considering the following factors: degree of change implied by the proposal; efficiencies that could result; state of incorporation; and regulatory standards and implications.

Changing the Domicile of a Fund

Vote reincorporations on a case-by-case basis, considering the following factors: state regulations of both states; required fundamental policies of both states; and the increased flexibility available.

Change in Fund’s Subclassification

Vote these proposals on a case-by-case basis, considering the following factors: potential competitiveness; current and potential returns; risk of concentration; and consolidation in the target industry.

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval

Vote against these proposals.

Distribution Agreements

Vote these proposals on a case-by-case basis, considering the following factors: fees charged to comparably sized funds with similar objectives; proposed distributor’s reputation and past performance; and competitiveness of fund in industry.

Master-Feeder Structure

Vote for the establishment of a master-feeder structure.

Changes to the Charter Document

Vote changes to the charter document on a case-by-case basis, considering the following factors: degree of change implied by the proposal; efficiencies that could result; state of incorporation; and regulatory standards and implications.

Mergers

Vote merger proposals on a case-by-case basis, considering the following factors: resulting fee structure; performance of both funds; and continuity of management personnel.

Shareholder Proposals

Establish Director Ownership Requirement

Vote against the establishment of a director ownership requirement.

Reimburse Shareholder for Expenses Incurred

Voting to reimburse proxy solicitation expenses should be analyzed on a case-by-case basis. In cases where Evergreen recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

Terminate the Investment Advisor

Vote to terminate the investment advisor on a case-by-case basis, considering the following factors: performance of the fund’s NAV and the history of shareholder relations.

XII.      Social and Environmental Issues

Energy and Environment

In most cases, Evergreen refrains from providing a vote recommendation on proposals that request companies to file the CERES Principles.

Generally, vote for disclosure reports that seek additional information, particularly when it appears companies have not adequately addressed shareholders’ environmental concerns.

South Africa

In most cases, Evergreen refrains from providing a vote recommendation on proposals pertaining to South Africa.

Generally, vote for disclosure reports that seek additional information such as the amount of business that could be lost by conducting business in South Africa.

Northern Ireland

In most cases, Evergreen refrains from providing a vote recommendation on  proposals pertaining to the MacBride Principles.

Generally, vote for disclosure reports that seek additional information about progress being made toward eliminating employment discrimination, particularly when it appears companies have not adequately addressed shareholder concerns.

Military Business

In most cases, Evergreen refrains from providing a vote recommendation on  defense Issue proposals.

Generally, vote for disclosure reports that seek additional information on military related operations, particularly when the company has been unresponsive to shareholder requests.

MaquiladoraStandards and International Operations Policies

In most cases, Evergreen refrains from providing a vote recommendation on proposals relating to the Maquiladora Standards and international operating policies.

Generally, vote for disclosure reports on these Issues, particularly when it appears companies have not adequately addressed shareholder concerns.

World Debt Crisis

In most cases, Evergreen refrains from providing a vote recommendation on proposals dealing with third world debt.

Generally, vote for disclosure reports on these Issues, particularly when it appears companies have not adequately addressed shareholder concerns.

Equal Employment Opportunity and Discrimination

In most cases, Evergreen refrains from providing a vote recommendation on  proposals regarding equal employment opportunities and discrimination.

Generally, vote for disclosure reports that seek additional information about affirmative action efforts, particularly when it appears companies have been unresponsive to shareholder requests.

Animal Rights

In most cases, Evergreen refrains from providing a vote recommendation on proposals that deal with animal rights.

Product Integrity and Marketing

In most cases, Evergreen refrains from providing a vote recommendation on proposals that ask companies to end their production of legal, but socially questionable, products.

Generally, vote for disclosure reports that seek additional information regarding product integrity and marketing Issues, particularly when it appears companies have been unresponsive to shareholder requests.

Human Resources issues

In most cases, Evergreen refrains from providing a vote recommendation on proposals regarding human resources Issues.

Generally, vote for disclosure reports that seek additional information regarding human resources Issues, particularly when it appears companies have been unresponsive to shareholder requests.

SUPPLEMENT TO THE PROSPECTUSES AND

STATEMENTS OF ADDITIONAL INFORMATION

OF

EVERGREEN BALANCED FUNDS
EVERGREEN DOMESTIC EQUITY FUNDS II
EVERGREEN EQUITY INDEX FUNDS
EVERGREEN ENVISION FUNDS
EVERGREEN GLOBAL AND INTERNATIONAL FUNDS
EVERGREEN INTERMEDIATE AND LONG TERM BOND FUNDS
EVERGREEN MONEY MARKET FUNDS
EVERGREEN SECTOR FUNDS
EVERGREEN SOUTHERN STATE MUNICIPAL BOND FUNDS
EVERGREEN STATE MUNICIPAL BOND FUNDS
EVERGREEN VARIABLE ANNUITY TRUST

(each, a “Fund”; together, the “Funds”)

I.              Effective April 1, 2007, the footnote to the Shareholder Fees table in the section entitled “FEES AND EXPENSES” in the Funds’ prospectuses is revised as follows:

Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a contingent deferred sales charge of 1.00% upon redemption within 18 months.

The paragraph immediately following the Class A sales charge table in the section entitled “HOW TO CHOOSE THE SHARE CLASS THAT BEST SUITS YOU” in the Funds’ prospectuses is revised to reflect the change in the Class A share holding period to 18 months.

                In addition, the applicable disclosure in the Funds’ Prospectuses and Statements of Additional Information is amended to reflect the changes in the holding periods described above.

II.            Effective immediately, the minimum initial purchase amount of $1,000 noted in the Minimum Investments table in the section entitled “SHAREHOLDER TRANSACTIONS” in the Funds’ prospectuses is not applicable to participants in a wrap account.

December 18, 2006	578242 (12/06)

SUPPLEMENT TO THE STATEMENTS OF ADDITIONAL INFORMATION

OF

EVERGREEN BALANCED FUNDS
EVERGREEN DOMESTIC EQUITY FUNDS I
EVERGREEN DOMESTIC EQUITY FUNDS II
EVERGREEN EQUITY INDEX FUNDS
EVERGREEN ENVISION FUNDS
EVERGREEN GLOBAL AND INTERNATIONAL FUNDS
EVERGREEN INSTITUTIONAL MONEY MARKET FUNDS
EVERGREEN INTERMEDIATE AND LONG TERM BOND FUNDS
EVERGREEN MONEY MARKET FUNDS
EVERGREEN NATIONAL MUNICIPAL BOND FUNDS
EVERGREEN SECTOR FUNDS
EVERGREEN SHORT AND INTERMEDIATE TERM BOND FUNDS
EVERGREEN SOUTHERN STATE MUNICIPAL BOND FUNDS
EVERGREEN STATE MUNICIPAL BOND FUNDS
EVERGREEN VARIABLE ANNUITY TRUST

            Effective November 20, 2006, the paragraph describing the 12b-1 Committee under “Management of the Trust” is replaced with the following:

            The Trust has a 12b-1 Committee (formerly the Distribution and Shareholder Service Committee) which consists of William W. Pettit and the Chairman of the Committee, Dr. Leroy Keith. The 12b-1 Committee oversees and assists Trustee oversight of: the means by which shares of the Evergreen funds are distributed; expenditures by the Funds’ distributor of amounts paid under the Funds’ Rule 12b-1 plans; the nature and quality of services provided by the Funds’ transfer agent; and the overall level of servicing provided to shareholders in the Funds.   For each Fund’s most recent fiscal year end, the 12b-1 Committee held four committee meetings.

There are currently eleven Trustees of the Evergreen Funds; Shirley L. Fulton served as a Trustee through November 20, 2006.  The Trustees table and accompanying footnotes under “Management of the Trust” are replaced with the following:

Independent Trustees:

Name and Date of Birth	Position with Trust	Beginning Year of Term of Office[1]	Principal Occupations for Last Five Years	Number of Portfolios Overseen in Evergreen Funds Complex as of 12/31/2005	Other Directorships held outside of Evergreen Funds Complex
Charles A. Austin III DOB: 10/23/1934	Trustee	1991	Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The Francis Ouimet Society (scholarship program); Former Trustee, Mentor Funds and Cash Resource Trust; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice)	90	None
K. Dun Gifford DOB: 10/23/1938	Trustee	1974	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Trustee, Mentor Funds and Cash Resource Trust	90	None
Dr. Leroy Keith, Jr. DOB: 2/14/1939	Trustee	1983	Partner, Stonington Partners, Inc. (private equity fund); Trustee, Phoenix Funds Family; Director, Diversapack Co. (packaging company); Director, Obagi Medical Products Co.; Former Director, Lincoln Educational Services; Former Trustee, Mentor Funds and Cash Resource Trust	90	Trustee, Phoenix Funds Family (consisting of 51 portfolios)
Gerald M. McDonnell DOB: 7/14/1939	Trustee	1988	Manager of Commercial Operations, SMI Steel Co. - South Carolina (steel producer); Former Trustee, Mentor Funds and Cash Resource Trust	90	None
Patricia B. Norris DOB: 4/9/1948	Trustee	2006	Former Partner, PricewaterhouseCoopers, LLP	89 [2]	None
William Walt Pettit DOB: 8/26/1955	Trustee	1984	Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp.; Director, National Kidney Foundation of North Carolina, Inc.; Member, Superior Land, LLC; Former Trustee, Mentor Funds and Cash Resource Trust	90	None
David M. Richardson DOB: 9/19/1941	Trustee	1982	President, Richardson, Runden LLC (executive recruitment business development/consulting company); Consultant, Kennedy Information, Inc. (executive recruitment information and research company); Consultant, AESC (The Association of Executive Search Consultants); Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP (communications); Former Trustee, Mentor Funds and Cash Resource Trust	90	None
Dr. Russell A. Salton, III DOB: 6/2/1947	Trustee	1984	President/CEO, AccessOne MedCard, Inc.; Former Medical Director, Healthcare Resource Associates, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust	90	None
Michael S. Scofield DOB: 2/20/1943	Trustee	1984	Retired Attorney, Law Offices of Michael S. Scofield; Director and Chairman, Branded Media Corporation (multi-media branding company); Former Trustee, Mentor Funds and Cash Resource Trust	90	None
Richard J. Shima DOB: 8/11/1939	Trustee	1993	Independent Consultant; Trustee, Saint Joseph College (CT); Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director, Trust Company of CT; Former Director, Enhance Financial Services, Inc.; Former Director, Old State House Association; Former Trustee, Mentor Funds and Cash Resource Trust	90	None

Interested Trustee:

Richard K. Wagoner, CFA[3] DOB: 12/12/1937	Trustee	1999	Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Trustee, Mentor Funds and Cash Resource Trust	90	None

1       Each Trustee, except Ms. Norris, serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. As a new Trustee, Ms. Norris’ initial term ends June 30, 2009, at which time she may be re-elected by Trustees to serve until a successor is duly elected or qualified or until her death, resignation, retirement or removal from office by the Trustees.

2          Ms. Norris’ information is as of July 1, 2006, the effective date of her trusteeship.

3       Mr. Wagoner is an "interested person" of the Evergreen funds because of his ownership of shares in Wachovia Corporation, the parent to the Evergreen funds' investment advisor.

The sub-section entitled “Trustee Ownership of Evergreen Funds Shares” in the section entitled “Management of the Trust” is replaced with the following:

Set forth in the table below are the names of the Evergreen funds in which the Trustees are invested. Amounts reflected include amounts received through the Trustees’ Deferred Compensation Plan. The table shows the dollar range of each Trustee’s investment in each Fund and the aggregate dollar range of their investment in the Evergreen funds complex, as of December 31, 2005 unless otherwise noted. Patricia B. Norris became a member of the Board of Trustees as of July 1, 2006.  Ms. Norris’s information is as of September 19, 2006.

Trustee

	Fund	Dollar Range of Investment in Fund	Aggregate Dollar Range of Investments in Evergreen Funds Complex
Charles A. Austin III	Evergreen Aggressive Growth Fund[1]	$50,001-$100,000	Over $100,000
	Evergreen Core Bond Fund[1]	$10,001-$50,000
	Evergreen Equity Income Fund[1]	$50,001-$100,000
	Evergreen Growth Fund[1]	$50,001-$100,000
	Evergreen Health Care Fund[2]	Over $100,000
	Evergreen International Equity Fund[1]	$10,001-$50,000
	Evergreen Large Cap Value Fund[1]	$10,001-$50,000
	Evergreen Mid Cap Growth Fund[1]	Over $100,000
	Evergreen Money Market Fund	Over $100,000
	Evergreen Omega Fund[2]	$50,001-$100,000
	Evergreen Small Cap Value Fund[1]	$10,001-$50,000
	Evergreen Health Care Fund[1]	$10,001-$50,000
	Evergreen Disciplined Value Fund[1]	$10,001-$50,000
	Evergreen International Equity Fund[1]	$10,001-$50,000
K. Dun Gifford[3]	Evergreen Asset Allocation Fund	$50,001-$100,000	Over $100,000
	Evergreen Equity Income Fund	$50,001-$100,000
	Evergreen Emerging Markets Growth Fund	$10,001-$50,000
	Evergreen Global Opportunities Fund	Over $100,000
Dr. Leroy Keith, Jr.	Evergreen Asset Allocation Fund	$1-$10,000	$10,001-$50,000
	Evergreen Income Advantage Fund	$1-$10,000
	Evergreen Limited Duration Fund	$10,001-$50,000
	Evergreen Managed Income Fund	$1-$10,000
	Evergreen Omega Fund	$1-$10,000
	Evergreen Utilities and High Income Fund	$1-$10,000
Gerald M. Mc Donnell[4]	Evergreen Adjustable Rate Fund	$10,001-$50,000	Over $100,000
	Evergreen Asset Allocation Fund[1]	$50,001-$100,000
	Evergreen Balanced Fund[1]	$50,001-$100,000
	Evergreen Emerging Markets Growth Fund	$10,001-$50,000
	Evergreen Equity Income Fund	$10,001-$50,000
	Evergreen Fundamental Large Cap Fund[2]	Over $100,000
	Evergreen Global Large Cap Equity Fund[1]	$10,001-$50,000
	Evergreen Health Care Fund	$10,001-$50,000
	Evergreen Income Advantage Fund	$1-$10,000
	Evergreen Large Cap Value Fund[1]	$50,001-$100,000
	Evergreen Managed Income Fund	$1-$10,000
	Evergreen Money Market Fund[2]	Over $100,000
	Evergreen Omega Fund[1]	$10,001-$50,000
	Evergreen Short Intermediate Bond Fund	$1-$10,000
	Evergreen Strategic Municipal Bond Fund	$10,001-$50,000
	Evergreen Utilities and High Income Fund	$1-$10,000
Patricia B. Norris	Evergreen Disciplined Small-Mid Value Fund	$10,001 - $50,000	Over $100,000
	Evergreen Disciplined Value Fund	$10,001 - $50,000
	Evergreen Emerging Markets Growth Fund	$10,001 - $50,000
	Evergreen Global Opportunities Fund	$10,001 - $50,000
	Evergreen Growth Fund	$10,001 - $50,000
	Evergreen Health Care Fund	$10,001 - $50,000
	Evergreen International Equity Fund	$10,001 - $50,000
	Evergreen Precious Metals Fund	$10,001 - $50,000
	Evergreen Utility and Telecommunications Fund	$10,001 - $50,000
William Walt Pettit	Evergreen Aggressive Growth Fund	$1-$10,000	Over $100,000
	Evergreen Asset Allocation Fund[1]	$1-$10,000
	Evergreen Emerging Growth Fund[1]	$1-$10,000
	Evergreen Emerging Markets Growth Fund	$1-$10,000
	Evergreen Equity Income Fund[2]	$1-$10,000
	Evergreen Fundamental Large Cap Fund[2]	Over $100,000
	Evergreen Global Large Cap Equity Fund[2]	$1-$10,000
	Evergreen Global Opportunities Fund[1]	Over $100,000
	Evergreen Growth Fund[1]	Over $100,000
	Evergreen Health Care Fund[1]	Over $100,000
	Evergreen International Equity Fund[1]	$1-$10,000
	Evergreen Large Cap Equity Fund[1]	Over $100,000
	Evergreen Large Cap Value Fund[1]	$1-$10,000
	Evergreen Money Market Fund	$10,001-$50,000
	Evergreen Utility and Telecommunications Fund[1]	Over $100,000
David M. Richardson	Evergreen Asset Allocation Fund	$10,001-$50,000	Over $100,000
	Evergreen Managed Income Fund	$50,001-$100,000
	Evergreen Omega Fund	$10,001-$50,000
	Evergreen Special Values Fund	$50,001-$100,000
	Evergreen Utilities and High Income Fund	$10,001-$50,000
Dr. Russell A. Salton, III	Evergreen Asset Allocation Fund[1]	Over $100,000	Over $100,000
	Evergreen Global Opportunities Fund[1]	Over $100,000
	Evergreen Large Cap Value Fund[1]	Over $100,000
Michael S. Scofield	Evergreen Asset Allocation Fund	$10,001-$50,000	Over $100,000
	Evergreen Aggressive Growth Fund	$10,001-$50,000
	Evergreen Balanced Fund[2]	Over $100,000
	Evergreen Core Bond Fund[1]	$50,001-$100,000
	Evergreen Disciplined Value Fund	$10,001-$50,000
	Evergreen Equity Index Fund	$10,001-$50,000
	Evergreen Global Opportunities Fund	$10,001-$50,000
	Evergreen Health Care Fund	$10,001-$50,000
	Evergreen Income Advantage Fund	$1-$10,000
	Evergreen Managed Income Fund	$1-$10,000
	Evergreen Special Equity Fund	$10,001-$50,000
	Evergreen Treasury Money Market Fund	$1-$10,000
	Evergreen Utilities and Telecommunications Fund	$10,001-$50,000
Richard J. Shima	Evergreen Asset Allocation Fund[1]	Over $100,000	Over $100,000
	Evergreen Balanced Fund	$50,001-$100,000
	Evergreen Connecticut Municipal Bond Fund	$50,001-$100,000
	Evergreen Global Large Cap Equity Fund	Over $100,000
	Evergreen Global Opportunities Fund	Over $100,000
	Evergreen Income Advantage Fund	$10,001-$50,000
	Evergreen International Equity Fund	$10,001-$50,000
	Evergreen Large Cap Value Fund[1]	Over $100,000
	Evergreen Managed Income Fund	$10,001-$50,000
	Evergreen Omega Fund	$50,001-$100,000
	Evergreen Utilities and High Income Fund	$10,001-$50,000
Richard K. Wagoner	Evergreen Equity Income Fund	Over $100,000	Over $100,000
	Evergreen Income Advantage Fund	$1-$10,000
	Evergreen Managed Income Fund	$1-$10,000
	Evergreen Mid Cap Growth Fund	$50,001-$100,000
	Evergreen Money Market Fund	$10,001-$50,000
	Evergreen Municipal Money Market Fund	$1-$10,000
	Evergreen Omega Fund	Over $100,000
	Evergreen Special Values Fund	Over $100,000
	Evergreen Utilities and High Income Fund	$1-$10,000

1          Invested through the Trustees’ Deferred Compensation Plan.  The Deferred Compensation Plan allows each Trustee to defer any or all of his or her compensation for serving as Trustee, and to have such compensation invested into a deferral account.  The investment performance of the deferral account is based on the investment performance of the particular Evergreen fund(s) selected by the Trustee.

2          Amount shown includes direct investments as well as investments through the Trustees' Deferred Compensation Plan. Dollar ranges of investments held directly in these funds are as follows: Mr. Austin – Evergreen Health Care Fund, $10,001 - $50,000; Evergreen Omega Fund, $10,001 - $50,000. Mr. McDonnell – Evergreen Fundamental Large Cap Fund, $10,001 - $50,000 and Evergreen Money Market Fund, $1 - $10,000. Mr. Pettit – Evergreen Equity Income Fund, $1 - $10,000; Evergreen Fundamental Large Cap Fund, $10,001 - $50,000; Evergreen Global Large Cap Equity Fund, $1 - $10,000. Mr. Scofield – Evergreen Balanced Fund, $10,001-$50,000.

3       Information for Mr. Gifford has been updated to reflect holdings as of July 26, 2006.

4       In addition to the amounts shown in the table, Mr. McDonnell has $10,001-$50,000 invested in a 529 Education Savings Plan which may from time to time invest in certain of the Evergreen funds.

November 29, 2006	578159 (11/06)

SUPPLEMENT TO THE STATEMENTS OF ADDITIONAL INFORMATION

OF

EVERGREEN BALANCED FUNDS EVERGREEN DOMESTIC EQUITY FUNDS I EVERGREEN DOMESTIC EQUITY FUNDS II EVERGREEN ENVISION FUNDS EVERGREEN GLOBAL AND INTERNATIONAL FUNDS EVERGREEN INSTITUTIONAL MONEY MARKET FUNDS EVERGREEN INTERMEDIATE AND LONG TERM BOND FUNDS EVERGREEN MONEY MARKET FUNDS EVERGREEN SECTOR FUNDS EVERGREEN SHORT AND INTERMEDIATE TERM BOND FUNDS EVERGREEN SOUTHERN STATE MUNICIPAL BOND FUNDS EVERGREEN STATE MUNICIPAL BOND FUNDS EVERGREEN VARIABLE ANNUITY TRUST

Effective immediately, the table in the subsection entitled "Trustee Ownership of Evergreen Fund Shares" under "Management of the Trust" in the above-referenced Statements of Additional Information is revised to include the following information for Patricia Norris as of September 19, 2006:

Trustee	Fund	Dollar Range of Investment in Fund	Aggregate Dollar Range of Investments in Evergreen Fund Complex
Patricia B. Norris	Evergreen Disciplined Small-Mid Value Fund	$10,001 - $50,000	Over $100,000
	Evergreen Disciplined Value Fund	$10,001 - $50,000
	Evergreen Emerging Markets Growth Fund	$10,001 - $50,000
	Evergreen Global Opportunities Fund	$10,001 - $50,000
	Evergreen Growth Fund	$10,001 - $50,000
	Evergreen Health Care Fund	$10,001 - $50,000
	Evergreen International Equity Fund	$10,001 - $50,000
	Evergreen Precious Metals Fund	$10,001 - $50,000
	Evergreen Utility and Telecommunications Fund	$10,001 - $50,000

September 28, 2006	577675 (9/06)

SUPPLEMENT TO THE STATEMENTS OF ADDITIONAL INFORMATION

OF

EVERGREEN BALANCED FUNDS EVERGREEN DOMESTIC EQUITY FUNDS I EVERGREEN DOMESTIC EQUITY FUNDS II EVERGREEN EQUITY INDEX FUNDS EVERGREEN ENVISION FUNDS EVERGREEN GLOBAL AND INTERNATIONAL FUNDS EVERGREEN INSTITUTIONAL MONEY MARKET FUNDS EVERGREEN INTERMEDIATE AND LONG TERM BOND FUNDS EVERGREEN MONEY MARKET FUNDS EVERGREEN NATIONAL MUNICIPAL BOND FUNDS EVERGREEN SECTOR FUNDS EVERGREEN SHORT AND INTERMEDIATE TERM BOND FUNDS EVERGREEN SOUTHERN STATE MUNICIPAL BOND FUNDS EVERGREEN STATE MUNICIPAL BOND FUNDS EVERGREEN VARIABLE ANNUITY TRUST

Effective immediately, the paragraph preceding the “Trustee Compensation” table is amended to include the following sentence:

 Patricia B. Norris became a Trustee effective July 1, 2006 and did not receive any compensation from the Trusts for the periods indicated.

 In the “Independent Trustees” table, the following is added and footnote 1 is replaced as follows:

Name and

Date of Birth	Position with Trust	Beginning Year of Term of Office[1]	Principal Occupations for Last Five Years	Number of Portfolios Overseen in the Evergreen Fund Complex as of 7/1/2006	Other Directorships held outside of the Evergreen Fund Complex

Patricia B. Norris

DOB: 4/9/1948	Trustee	2006	Former Partner, PricewaterhouseCoopers LLP (Independent Registered Public Accounting Firm)	89	None

1Each Trustee, except Mses. Fulton and Norris, serves until a successor is duly elected or qualified or until his or her death, resignation, retirement or removal from office. As new Trustees, Ms. Fulton's and Ms. Norris’ initial terms end March 31, 2007 and June 30, 2009, respectively, at which times they may be re-elected by Trustees to serve until a successor is duly elected or qualified or until her death, resignation, retirement or removal from office by the Trustees.

In the “Trustee Ownership of Evergreen Funds Shares” table, the following updates the information for Shirley L. Fulton and K. Dun Gifford to July 26, 2006:

Trustee

	Fund	Dollar Range of Investment in Fund	Aggregate Dollar Range of Investments in Evergreen Funds Complex
Shirley L. Fulton	Evergreen International Equity Fund[1]	$10,001 - $50,000	Over $100,000
	Evergreen Healthcare Fund[1]	$10,001 - $50,000
	Evergreen Asset Allocation Fund[1]	$10,001 - $50,000
	Evergreen Disciplined Value Fund[1]	$10,001 - $50,000
	Evergreen Small Cap Value Fund[1]	$10,001 - $50,000
K. Dun Gifford	Evergreen Asset Allocation Fund	$50,001 - $100,000	Over $100,000
	Evergreen Equity Income Fund	$50,001 - $100,000
	Evergreen Emerging Markets Growth Fund	$10,001 - $50,000
	Evergreen Global Opportunities Fund	Over $100,000

1Invested through the Trustees’ Deferred Compensation Plan.  The Deferred Compensation Plan allows each Trustee to defer any or all of his or her compensation for serving as Trustee, and to have such compensation invested into a deferral account.  The investment performance of the deferral account is based on the investment performance of the particular Evergreen fund(s) selected by the Trustee.

                Patricia B. Norris became a member of the Board of Trustees as of July 1, 2006. As of the date of her election to the Board of Trustees, Ms. Norris did not have any holdings in the Evergreen funds.

                The section “Management of the Trust” is revised to add the following:

As of July 14, 2006, the Committee memberships have been revised as follows: Messrs. Austin and Gifford and Ms. Norris will serve as the Audit Committee, with Mr. Austin serving as Chairperson. Each member of the Committee is an Independent Trustee. Messrs. Keith and Pettit and Ms. Fulton will serve as members of the 12b-1 Committee, with Mr. Keith serving as Chairperson. Messrs. Shima, McDonnell, Richardson, Salton and Wagoner will serve as the Performance Committee, with Mr. Shima serving as Chairperson. The Distribution and Shareholder Service Committee has been renamed the 12b-1 Committee. The Executive Committee has assumed the responsibilities of the Litigation Oversight Committee, which has been dissolved. The Audit Committee has assumed the responsibilities of the Pricing Committee, which has been dissolved.

July 28, 2006	576687 (7/06)

SUPPLEMENT TO THE STATEMENTS OF ADDITIONAL INFORMATION

OF

EVERGREEN BALANCED FUNDS

EVERGREEN DOMESTIC EQUITY FUNDS I

EVERGREEN DOMESTIC EQUITY FUNDS II

EVERGREEN EQUITY INDEX FUNDS

EVERGREEN ENVISION FUNDS

EVERGREEN GLOBAL AND INTERNATIONAL FUNDS

EVERGREEN INSTITUTIONAL MONEY MARKET FUNDS

EVERGREEN INTERMEDIATE AND LONG TERM BOND FUNDS

EVERGREEN MONEY MARKET FUNDS

EVERGREEN NATIONAL MUNICIPAL BOND FUNDS

EVERGREEN SECTOR FUNDS

EVERGREEN SHORT AND INTERMEDIATE TERM BOND FUNDS

EVERGREEN SOUTHERN STATE MUNICIPAL BOND FUNDS

EVERGREEN STATE MUNICIPAL BOND FUNDS

EVERGREEN VARIABLE ANNUITY TRUST

Effective immediately, the subsection “Further Explanation of Borrowing Policy” under “Investment Policies” is replaced with the following:

Under the 1940 Act generally, each Fund may borrow from banks in an amount up to 33 1/3% of its total assets (including amounts borrowed) for any reason, and each Fund may also borrow up to an additional 5% of its total assets from banks or others for temporary or emergency purposes.   Each Fund may also borrow from certain other Evergreen funds pursuant to applicable exemptive relief, within the limitations described above.

June 15, 2006	576704 (6/06)

EVERGREEN EQUITY TRUST

200 Berkeley Street

Boston, Massachusetts 02116

1.800.343.2898

ENVISION FUNDS

STATEMENT OF ADDITIONAL INFORMATION

September 21, 2005, as amended March 1, 2006

Evergreen Envision Growth Fund (“Envision Growth Fund”)

Evergreen Envision Growth and Income Fund (“Envision Growth and Income Fund”)

Evergreen Envision Income Fund (“Envision Income Fund”)

(Each, a “Fund”; together, the “Funds”)

Each Fund is a series of an open-end management investment company known as Evergreen Equity Trust (the “Trust”).

This Statement of Additional Information (SAI) pertains to all classes of shares of the Funds listed above. It is not a prospectus but should be read in conjunction with the prospectuses dated September 21, 2005, as supplemented from time to time, for the Fund in which you are making or contemplating an investment. The Funds are offered through one prospectus offering Class A, Class B, Class C, and Class I shares of each Fund. You may obtain copies of the prospectus without charge by calling 1.800.343.2898 or downloading it off our website at EvergreenInvestments.com.  Information in Part 1 of this SAI is specific information about the Funds described in the prospectus. The information in Part 2 of this SAI contains more general information that may or may not apply to the Fund or class of shares in which you are interested.

PART 1

TRUST HISTORY............................................................................................................................. 1-1

INVESTMENT POLICIES.................................................................................................................. 1-1

OTHER SECURITIES AND PRACTICES............................................................................................. 1-3

PRINCIPAL HOLDERS OF FUND SHARES........................................................................................ 1-4

EXPENSES..................................................................................................................................... 1-4

COMPUTATION OF CLASS A OFFERING PRICE .............................................................................. 1-5

SERVICE PROVIDERS.................................................................................................................... 1-5

SPECIAL TAX CONSIDERATIONS..................................................................................................... 1-6

UNDERLYING FUNDS...................................................................................................................... 1-6

BENCHMARKS................................................................................................................................ 1-9

PART 2

ADDITIONAL INFORMATION ON SECURITIES AND INVESTMENT PRACTICES................................... 2-1

PURCHASE AND REDEMPTION OF SHARES................................................................................. 2-19

PRICING OF SHARES.................................................................................................................... 2-21

PRINCIPAL UNDERWRITER........................................................................................................... 2-22

DISTRIBUTION EXPENSES UNDER RULE 12b-1.............................................................................. 2-23

TAX INFORMATION........................................................................................................................ 2-29

BROKERAGE................................................................................................................................ 2-32

ORGANIZATION............................................................................................................................. 2-33

INVESTMENT ADVISORY AGREEMENT......................................................................................... 2-34

PORTFOLIO MANAGERS............................................................................................................... 2-35

MANAGEMENT OF THE TRUST...................................................................................................... 2-37

POLICY FOR DISSEMINATION OF PORTFOLIO HOLDINGS............................................................. 2-42

CORPORATE AND MUNICIPAL BOND RATINGS............................................................................. 2-43

ADDITIONAL INFORMATION........................................................................................................... 2-53

PROXY VOTING POLICY AND PROCEDURES.................................................................................. A-1

PART 1

TRUST HISTORY

The Trust is an open-end management investment company, which was organized as a Delaware statutory trust on September 18, 1997. Each Fund is a diversified series of the Trust. A copy of each Agreement and Declaration of Trust, as amended, is on file as exhibits to the Trust’s Registration Statement, of which this SAI is a part.

INVESTMENT POLICIES

FUNDAMENTAL INVESTMENT POLICIES

            Each Fund has adopted the fundamental investment policies set forth below which may not be changed without the vote of a majority of the Fund's outstanding shares, as defined in the Investment Company Act of 1940 (the 1940 Act).  In some cases, an explanation beneath a fundamental policy describes the Fund’s practices with respect to that policy, as allowed by current law.  If the law governing a policy changes, the Fund’s practices may be changed accordingly without a shareholder vote.  Unless otherwise stated, all references to the assets of the Fund are in terms of current market value.

1. Diversification

            Each Fund may not make any investment that is inconsistent with its classification as a diversified investment company under the 1940 Act.

            Further Explanation of Diversification Policy:

            To remain classified as a diversified investment company under the 1940 Act, each Fund must conform with the following: With respect to 75% of its total assets, a diversified investment company may not invest more than 5% of its total assets, determined at market or other fair value at the time of purchase, in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, determined at the time of purchase. The 5% and 10% limitations do not apply to (1) a Fund’s assets represented by cash or cash equivalents, (2) investments in securities issued or guaranteed by the United States (U.S.) government or its agencies or instrumentalities, and (3) shares of other investment companies.

            2. Concentration

            Each Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry (other than securities that are issued or guaranteed by the U.S. government or its agencies or instrumentalities).

            Further Explanation of Concentration Policy:

            Each Fund may not invest more than 25% of its total assets, taken at market value, in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

            3. Issuing Senior Securities

            Except as permitted under the 1940 Act, each Fund may not issue senior securities.

4. Borrowing

            Each Fund may not borrow money, except to the extent permitted by applicable law.

            Further Explanation of Borrowing Policy:

            Each Fund may borrow from banks and enter into reverse repurchase agreements in an amount up to 33 1/3% of its total assets, taken at market value.  Each Fund may also borrow up to an additional 5% of its total assets from banks or others.  A Fund may borrow only as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares.  A Fund may purchase additional securities so long as outstanding borrowings do not exceed 5% of its total assets.  Each Fund may obtain such short‑term credit as may be necessary for the clearance of purchases and sales of portfolio securities.  Each Fund may purchase securities on margin and engage in short sales to the extent permitted by applicable law. Each Fund does not consider covered dollar rolls to be “borrowings” for the purposes of this restriction.

            5. Underwriting

            Each Fund may not underwrite securities of other issuers, except insofar as a Fund may be deemed to be an underwriter in connection with the disposition of its portfolio securities.

            6. Real Estate

            Each Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, a Fund may invest in (a) securities that are directly or indirectly secured by real estate, or (b) securities issued by issuers that invest in real estate.

            7. Commodities

            Each Fund may not purchase or sell commodities or contracts on commodities, except to the extent that a Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

            8. Lending

            Each Fund may not make loans to other persons, except that a Fund may lend its portfolio securities or cash in accordance with applicable law. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

            Further Explanation of Lending Policy:

            To generate income and offset expenses, a Fund may lend portfolio securities to broker-dealers and other financial institutions in an amount up to 33 1/3% of its total assets, taken at market value. While securities are on loan, the borrower will pay the Fund any income accruing on the security. The Fund may invest any collateral it receives in additional portfolio securities, such as U.S. Treasury notes, certificates of deposit, other high-grade, short-term obligations or interest bearing cash equivalents. Increases or decreases in the market value of a security lent will affect the Fund and its shareholders.

            When a Fund lends its securities, it will require the borrower to give the Fund collateral in cash or government securities. The Fund will require collateral in an amount equal to at least 100% of the current market value of the securities lent, including accrued interest. The Fund has the right to call a loan and obtain the securities lent any time on notice of not more than five business days. The Fund may pay reasonable fees in connection with such loans.

            The funds in the Evergreen Select Equity Trust, Evergreen Select Fixed Income Trust (except Evergreen Adjustable Rate Fund), Evergreen Equity Trust and Evergreen Fixed Income Trust have the ability to lend cash to other Evergreen funds, in accordance with Evergreen’s Interfund Lending Policy and with the exemptive order issued by the Securities and Exchange Commission on November 20, 2001 (Rel. No. 812-11592).  Evergreen’s Interfund Lending Program was implemented after July 23, 2002.

OTHER SECURITIES AND PRACTICES

The Fund may be invested in a wide range of securities through its purchases of shares of other mutual funds (each an “underlying fund,” together the “underlying funds”).  For a further description of each underlying fund’s investment objective, and principal strategies and risks, as well as a description of each underlying fund’s benchmark, see “Underlying Funds” at the end of Part 1 of this SAI.

            For information regarding the different types of securities the Fund may indirectly purchase, and certain investment practices the underlying funds of the Fund may use, see the following sections in Part 2 of this SAI under “Additional Information on Securities and Investment Practices”.

Money Market Instruments

U.S. Government Agency Securities

When-Issued, Delayed-Delivery and Forward Commitment Transactions

Repurchase Agreements

Reverse Repurchase Agreements

Leverage

Dollar Roll Transactions

Covered Dollar Rolls

Securities Lending

Convertible Securities

Preferred Stocks

Warrants

Swaps, Caps, Floors and Collars

Options and Futures Strategies

Foreign Securities

Foreign Currency Transactions

Brady Bonds

Obligations of Foreign Branches of U.S. Banks

Obligations of U.S. Branches of Foreign Banks

High Yield, High Risk Bonds

Premium Securities

Illiquid and Restricted Securities

Sovereign Debt Obligations

Investment in Other Investment Companies

Short Sales

Master Demand Notes

Payment-in-kind Securities

Zero Coupon "Stripped" Bonds

Mortgage-Backed or Asset-Backed Securities

Variable or Floating Rate Instruments

Securities Lending

Real Estate Investment Trusts

Limited Partnerships

Notwithstanding the above, each Fund and each underlying Fund may invest up to 5% of its assets in each of the securities or practices discussed in Part 2 of this SAI under “Additional Information on Securities and Investment Practices.”

PRINCIPAL HOLDERS OF FUND SHARES

            As of September 12, 2005, the officers and Trustees of the Trusts owned as a group less than 1% of the outstanding shares of any class of each Fund.

            As of September 12, 2005 no person, to the Fund's knowledge, owned beneficially or of record 5% or more of the Fund's shares.

EXPENSES

Advisory Fees

Evergreen Investment Management Company, LLC (EIMC), a wholly-owned subsidiary of Wachovia Corporation (Wachovia), is the investment advisor to the Funds.  The Funds’ do not pay an advisory fee directly to EIMC.  Each of the underlying funds pays an advisory fee to EIMC in its capacity as investment advisor to the underlying funds, and the Funds bear a part of those fees indirectly through their investments in the underlying funds.  Wachovia is located at 301 South College Street, Charlotte, North Carolina 28288-0013.  For more information, see “Investment Advisory Agreement” in Part 2 of this SAI.

Trustee Compensation

Listed below is the estimated Trustee compensation paid by the Envision Funds (the “Fund Group”) individually for the fiscal year ended December 31, 2005 and by the Trust and the ten other trusts in the Evergreen Fund Complex(1) for the twelve months ended December 31, 2004.  As of the fiscal year ended December 31, 2004, the Fund was not operational and did not pay compensation to the Trustees. The Trustees do not receive pension or retirement benefits from the Evergreen funds.  For more information, see “Management of the Trust” in Part 2 of this SAI.

Trustee	Estimated Aggregate Compensation from the Fund Group for the fiscal year ended 12/31/2005	Total Compensation from the Evergreen Fund Complex for the twelve months ended 12/31/2004(2)
Charles A. Austin III	$4,433	$177,084
Shirley L. Fulton	$3,590	$122,834
K. Dun Gifford	$4,005	$178,334
Leroy Keith Jr.	$3,590	$162,334
Gerald M. McDonnell	$3,590	$162,334
William Walt Pettit	$3,590	$162,334
David M. Richardson	$3,590	$162,334
Russell A. Salton, III	$4,040	$178,334
Michael S. Scofield	$6,272	$221,334
Richard J. Shima	$4,015	$178,334
Richard K. Wagoner	$3,590	$162,334

The Evergreen Fund Complex consists of ten open-end investment management companies and 4 closed-end funds.

(2)  The Trustees have a Deferred Compensation Plan which provides Trustees with the option to defer all of part of their compensation. The Trustees may elect to earn a rate of return on any deferred compensation by selecting hypothetical investments in Evergreen investment media in an amount equal to the deferred compensation. A Trustee may elect when to receive distributions of such deferred amounts, but may not receive distribution before the earlier of the first business day of January following (a) a date five years following the deferral election or (b) the year in which the Trustee ceases to be a member of the Board of Trustees. Pursuant to the Deferred Compensation Plan, payments due under the Deferred Compensation Plan are unsecured obligations of the Evergreen funds. Also pursuant to the Trustees Deferred Compensation Plan, certain Trustees have elected to defer all or part of their total compensation for the twelve months ended December 31, 2004. The amounts listed below will be payable in later years to the respective Trustees:

Austin:              $106,250

Fulton:              $30,709

McDonnell         $48,700

Pettit:               $56,817

Shima               $62,417

COMPUTATION OF CLASS A OFFERING PRICE

            Class A shares are sold at the net asset value (NAV) plus a sales charge.  Below is an example of the method of computing the offering price of Class A shares of the Fund.  The example assumes a purchase of Class A shares of the Fund aggregating less than $50,000 based upon the NAV of the Fund’s Class A shares at September 21, 2005.  For more information, see “Pricing of Shares” in Part 2 of this SAI.

Share Class	Net Asset Value Per Share	Sales Charge[1]	Offering Price Per Share
Class A	$10.00	4.75%	$10.50

1The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

SERVICE PROVIDERS

Administrator

The Funds do not pay an administrative services fee. Evergreen Investment Services, Inc. (EIS), 200 Berkeley Street, Boston, Massachusetts 02116-5034, a subsidiary of Wachovia and an affiliate of EIMC, serves as administrator to the Funds, subject to the supervision and control of each Trust's Board of Trustees. Pursuant to a Master Services Administrative Agreement, EIS provides the Funds with facilities, equipment and personnel.

Distributor

EIS, 90 Park Avenue, New York, New York 10016, markets the Funds through broker‑dealers and other financial representatives and receives payments pursuant to the Fund’s 12b-1 plans. EIS is an affiliate of EIMC, which is an affiliate of the Funds

Transfer Agent

            Evergreen Service Company, LLC (ESC), P.O. Box 8400, Boston, Massachusetts 02266-8400, a subsidiary of Wachovia and an affiliate of EIMC, is the Funds’ transfer agent. ESC issues and redeems shares, pays dividends and performs other duties in connection with the maintenance of shareholder accounts.

Each Fund pays ESC annual fees as follows:

Fund Type	Annual Fee Per Open Account*	Annual Fee Per Closed Account**
Quarterly Dividend Funds	$21.75	$9.00

                        *     For shareholder accounts only. The Funds pay ESC cost plus 15% for broker accounts.

**  Closed accounts are maintained on the system in order to facilitate historical tax information.

Independent Registered Public Accounting Firm

KPMG LLP, 99 High Street, Boston, Massachusetts 02110, audits the financial statements of the Funds.

Custodian

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, keeps custody of the Funds’ securities and cash and performs other related duties.

Legal Counsel

            Ropes & Gray LLP, One International Place, Boston, MA  02110-2624, acts as counsel to the Funds.

Sullivan & Worcester LLP, 1666 K Street, N.W., Washington, D.C. 20006, acts as counsel to the non-interested trustees of the Trust.

SPECIAL TAX CONSIDERATIONS

            Each Fund will not be able to offset gains realized by the underlying fund in which the Fund invests against losses realized by another underlying fund in which the Fund invests.  Accordingly, the investment of the Fund in underlying funds could affect the amount, timing and character of distributions to shareholders of the Fund.

UNDERLYING FUNDS

            The following is a brief summary of the investment objective and strategy of each of the underlying funds, which are managed by Evergreen Investments. The summaries are based solely on information provided in the prospectus of each fund, as filed with the Securities and Exchange Commission.  Following the summaries is a list of definitions of each Underlying Fund’s benchmark.  If you want a copy of the current prospectus and SAI of any underlying fund, call 1.800.343.2898 or download them off our website at EvergreenInvestments.com.  These summaries are qualified in their entirety by reference to the prospectus and SAI of each fund.

EQUITY FUNDS

EVERGREEN STRATEGIC GROWTH FUND

Investment Objective and Strategy: Evergreen Strategic Growth Fund  (“Strategic Growth Fund”) seeks long-term capital growth. Strategic Growth Fund invests primarily, and under normal conditions, substantially all of its assets, in the equity securities of large U.S. companies (i.e., companies whose market capitalizations fall within the market capitalization range of the companies tracked by the Russell 1000Ò Index, measured at the time of purchase). In addition, the Fund will seek to maintain a dollar-weighted average market capitalization within the range of the Russell 1000Ò Index. The portfolio managers generally seek to invest in stocks of companies which have demonstrated a history of superior earnings which, in their judgment, will be sustainable going forward. Its current benchmark is the Russell 1000Ò Index.

Risks: Significant risks of an investment in Strategic Growth Fund include Stock Market Risk, Market Capitalization Risk, and Investment Style Risk, as described under “Overview of Fund Risks” in the Envision Funds’ prospectus.

EVERGREEN INTERNATIONAL EQUITY FUND

Investment Objective and Strategy: Evergreen International Equity Fund  (“International Equity Fund”) seeks long-term capital growth and secondarily, modest income. International Equity Fund will normally invest 80% of its assets in equity securities issued by established, and, in the manager’s opinion quality non-U.S. companies located in countries with developed markets and may purchase securities across all market capitalizations. The Fund may also invest in emerging markets. The Fund normally invests at least 65% of its assets in the securities of companies in at least three different countries (other than the U.S.). The portfolio manager seeks both growth and value opportunities. For growth investments, the portfolio manager seeks, among other things, good business models, good management and growth in cash flows. For value investments, the portfolio manager seeks companies that are undervalued in the marketplace compared to their assets. The Fund intends to seek modest income from dividends paid by its equity holdings. Excluding repurchase agreements and other cash equivalents, the Fund intends to invest substantially all of its assets in the securities of non-U.S. issuers. Its current benchmark is the Morgan Stanley Capital International Europe, Australasia and Far East Free Index.

Risks: Significant risks of an investment in International Equity Fund include Stock Market Risk, Foreign Investment Risk, Market Capitalization Risk, Investment Style Risk, Emerging Market Risk, Concentration Risk and Foreign Currency Transaction Risk, as described under “Overview of Fund Risks” in the Envision Funds’ prospectus.

EVERGREEN DISCIPLINED SMALL-MID VALUE FUND

Investment Objective and Strategy: Evergreen Disciplined Small-Mid Value Fund  (“Disciplined Small-Mid Value Fund”) seeks long-term capital growth. Under normal market conditions, Disciplined Small-Mid Value Fund invests at least 80% of its assets in common stocks of small and medium-sized U.S. companies (i.e., companies whose market capitalizations fall within the market capitalization range of the companies tracked by the Russell 2500® Value Index, measured at the time of purchase). In addition, the Fund seeks to maintain a dollar-weighted average market capitalization within the range of the Russell 2500® Value Index. The Fund’s portfolio manager generally looks for securities that he considers to be undervalued at the time of purchase and to have the potential for long-term capital growth. In selecting stocks, the portfolio manager will consider, among other things, the issuer’s earning power and the value of the issuer’s assets. Its current benchmark is the Russell 2500® Value Index.

Risks: Significant risks of an investment in Disciplined Small-Mid Value Fund include Stock Market Risk, Market Capitalization Risk and Investment Style Risk as described under “Overview of Fund Risks” in the Envision Funds’ prospectus.

EVERGREEN SMALL-MID GROWTH FUND

Investment Objective and Strategy: Evergreen Small-Mid Growth Fund  (“Small-Mid Growth Fund”) seeks long-term capital growth. Under normal market conditions, Small-Mid Growth Fund invests at least 80% of its assets in common stocks of small and medium-sized U.S. companies (i.e., companies whose market capitalizations fall within the range tracked by the Russell 2500® Growth Index, at the time of purchase). In addition, the Fund seeks to maintain a weighted average market capitalization that falls within the range of the Russell 2500® Growth Index. The Fund's portfolio manager employs a growth-style of equity management and will purchase stocks of companies that have demonstrated earnings, asset values or growth potential which he believe are not yet reflected in the stock's market price. The Fund's portfolio manager considers earnings growth above the average earnings growth of companies included in the Russell 2500® Growth Index as a key factor in selecting investments. Its current benchmark is the Russell 2500® Growth Index.

Risks: Significant risks of an investment in Small-Mid Growth Fund include Stock Market Risk, Market Capitalization Risk and Investment Style Risk as described under “Overview of Fund Risks” in the Envision Funds’ prospectus.

EVERGREEN DISCIPLINED VALUE FUND

Investment Objective and Strategy: Evergreen Disciplined Value Fund  (“Disciplined Value Fund”) seeks long-term capital growth, with income as a secondary consideration. Disciplined Value Fund normally invests at least 65%, and under normal conditions substantially all of its assets in the equity securities of large U.S. companies (i.e., companies whose market capitalization falls within the range tracked by the Russell 1000Ò Value Index, at the time of purchase). In addition, the Fund will seek to maintain a dollar weighted average market capitalization that falls within the range of the Russell 1000Ò Value Index. The Fund focuses on owning stocks of what the portfolio manager believe are well-managed companies with strong earnings growth that are trading at favorable valuation levels and provide potential for long-term return. The portfolio manager first identifies companies with long-term growth potential based upon the company’s strengths, industry position, strategic plans and financial condition. After these companies are identified, the portfolio manager seeks to uncover those companies selling at attractive valuations. Investments are held for long-term growth and are generally sold only when there is a fundamental change or the stock price reaches its target potential. Its current benchmark is the S&P 500 Index.

Risks: Significant risks of an investment in Disciplined Value Fund include Stock Market Risk, Market Capitalization Risk and Investment Style Risk as described under “Overview of Fund Risks” in the Envision Funds’ prospectus.

FIXED INCOME FUNDS

EVERGREEN ULTRA SHORT BOND FUND

Investment Objective and Strategy: Evergreen Ultra Short Bond Fund  (“Ultra Short Bond Fund”) seeks to provide current income consistent with preservation of capital and low principal fluctuation. Under normal circumstances, the Fund will invest at least 80% of its assets, and may invest substantially all of its assets, in commercial and residential fixed and variable rate mortgage-backed securities, including collateralized mortgage obligations (CMOs). These investments may be issued by private issuers not guaranteed or backed by the credit of the U.S. government or by an agency or instrumentality of the U.S. government. The Fund may also invest any portion of its portfolio in other types of U.S. dollar-denominated investment grade debt securities, including short-term corporate securities, asset-backed securities, collateralized debt obligations and debt securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. government. The portfolio managers consider a security to be investment grade if it is rated in the top four ratings categories by a nationally recognized statistical ratings organization (NRSRO), or if not rated, determined to be of comparable quality by the Fund's portfolio managers. If a security is rated by more than one NRSRO, the highest rating of any one of these agencies is used to determine the rating. The Fund may retain any security whose rating has been downgraded after purchase if the Fund's portfolio managers consider the retention advisable. The portfolio managers intend to maintain a minimum weighted average credit quality of Aa3, as defined by Moody's Investors Services, Inc., or an equivalent rating by another NRSRO. Under normal market conditions, the Fund intends to maintain an average portfolio duration of approximately one year or less. The Fund may invest up to 25% of its assets in debt securities of issuers located in developed foreign countries, including obligations of foreign government or corporate entities or supranational agencies (such as the World Bank). The Fund's investments in foreign debt securities may be denominated in either U.S. dollars or foreign currencies, subject to a limit of 10% of the Fund's total assets invested in bonds denominated in foreign currencies, with no more than 3.33% of the Fund's total assets invested in debt securities denominated in any single foreign currency. As part of its investment strategy, the Fund may engage in covered dollar roll transactions. Its current benchmark is the Lehman Brothers Government/Credit 0-2.5 Year Index.

Risks: Significant risks of an investment in Ultra Short Bond Fund include Interest Rate Risk, Credit Risk, Mortgage-Backed and Asset-Backed Securities Risk, Foreign Investment Risk, Derivatives Risk, and US Government Securities Risk as described under “Overview of Fund Risks” in the Envision Funds’ prospectus.

EVERGREEN CORE BOND FUND

Investment Objective and Strategy: Evergreen Core Bond Fund  (“Core Bond Fund”) seeks to maximize total return. Core Bond Fund normally invests at least 80% of its assets in U.S. dollar-denominated investment grade debt securities, including debt securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. government, corporate bonds, mortgage-backed securities (including collateralized mortgage obligations ("CMOs")), asset-backed securities, and other income producing securities. A security is rated at the time of investment based on ratings received by a nationally recognized statistical ratings organization or, if not rated, determined to be of comparable quality by the Fund's portfolio managers. If a security is rated by more than one nationally recognized statistical ratings organization, the highest rating of any one of these agencies is used to determine the rating. The Fund may retain any security whose rating has been downgraded after purchase if the Fund's portfolio managers consider the retention advisable. The Fund maintains a bias toward corporate and mortgage-backed securities in order to capture higher levels of income. The Fund may invest a substantial portion of its assets (including a majority of its assets) in CMOs or other mortgage- or asset-backed securities. The Fund intends to limit weighted average duration to a two-year minimum and a six-year maximum while the weighted average maturity is expected to be longer than the weighted average duration. The duration and maturity of securities in the Fund's portfolio will be important factors in its future performance. Duration is the expected life of a fixed income security and is used to determine the sensitivity of the security's price to changes in interest rates. Maturity merely measures the time until final payment is due. Unlike maturity, duration accounts for the time until all payments of interest and principal on a security are expected to be made, including how these payments are affected by prepayments and by changes in interest rates. In addition, the remaining 20% of the Fund's assets may be represented by cash or invested in cash equivalents or shares of registered investment companies. As part of its investment strategy, the Fund may engage in dollar roll transactions, which allow the Fund to sell a mortgage-backed security to a dealer and simultaneously contract to repurchase a security that is substantially similar in type, coupon and maturity, on a specified future date.

Risks: Significant risks of an investment in Core Bond Fund include Interest Rate Risk, Credit Risk, Mortgage-Backed and Asset-Backed Securities Risk, Derivatives Risk and US Government Securities Risk as described under “Overview of Fund Risks” in the Envision Funds’ prospectus.

EVERGREEN INTERNATIONAL BOND FUND

Investment Objective and Strategy: Evergreen International Bond Fund  (“International Bond Fund”) seeks capital growth and current income. International Bond Fund will normally invest at least 80% of its assets in debt securities including obligations of foreign government or corporate entities or supranational agencies (such as the World Bank) denominated in various currencies. Up to 35% of the debt securities in which the Fund invests may be below investment grade. The Fund will invest in at least three countries or supranational agencies. No more than 5% of the Fund’s assets will be invested in debt obligations or similar securities denominated in the currencies of developing countries. The Fund makes its country selection and currency decisions based on its own fundamental research and advanced analytical systems. The Fund may also enter into foreign currency exchange contracts. The Fund currently expects to maintain a dollar-weighted average maturity of 5 to 14 years, and a duration of 3 ½ to 10 years. Its current benchmark is the JPMorgan Global Government Bond Index excluding U.S.

Risks: Significant risks of an investment in International Bond Fund include Interest Rate Risk, Credit Risk, Foreign Investment Risk, Derivatives Risk and Foreign Currency Transaction Risk, as described under “Overview of Fund Risks” in the Envision Funds’ prospectus.

EVERGREEN HIGH YIELD BOND FUND

Investment Objective and Strategy: Evergreen High Yield Bond Fund  (“High Yield Bond Fund”) seeks high income. High Yield Bond Fund normally invests at least 80% of its assets in below investment grade bonds, debentures and other income obligations, but may purchase securities of any rating. In addition, the Fund may purchase unrated securities, which are not necessarily of lower quality than rated securities, but may not be as attractive to as many buyers. The high income sought by the Fund is ordinarily associated with below investment grade bonds and similar securities in the lower rating categories of a nationally recognized statistical ratings organization or with securities that are unrated. While growth of capital is not an investment goal, the Fund may purchase securities that offer the possibility of capital growth in addition to income, provided the acquisition of such securities does not conflict with the Fund’s investment goal of high income. When selecting securities, the portfolio manager considers research on the bond market, economic analysis and interest rate forecasts. The portfolio manager’s analysis of securities focuses on factors such as interest or dividend coverage, asset values, earning prospects and the quality of management of the company. The Fund may invest up to 50% of its assets in foreign securities. Its current benchmark is the Merrill Lynch High Yield Master Index.

Risks: Significant risks of an investment in High Yield Bond Fund include Interest Rate Risk, Credit Risk, Below Investment Grade Bond Risk, Derivatives Risk and Foreign Investment Risk, as described under “Overview of Fund Risks” in the Envision Funds’ prospectus.

BENCHMARKS

            Each underlying fund has a stated benchmark (each, a “Benchmark”).  Notwithstanding its Benchmark, an underlying fund may buy securities not included in its benchmark or hold securities in very different proportions than its benchmark. Each underlying fund’s Benchmark is listed in the summaries above. General information about each Benchmark is provided in the table below. In some cases, an underlying fund’s Benchmark differs from the broad-based index that the SEC requires a fund to use in the average annual return table.  In addition, Evergreen may change an underlying fund’s Benchmark from time to time.

Index

Description

Russell 2500® Value Index (Russell 2500 Value)

The Russell 2500 Value is an unmanaged market capitalization-weighted index measuring the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2500® Growth Index (Russell 2500 Growth)

The Russell 2500 Growth is an unmanaged market capitalization-weighted index measuring the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

JPMorgan Global Government Bond Index excluding U.S. (JPMGXUS)	JPMGXUS is a widely used benchmark for measuring performance and quantifying risk across international bond markets. The index measures the total, principal, and interest returns in each market.
Lehman Brothers U.S. Aggregate Bond Index (LBABI)

LBABI is an unmanaged fixed income index covering the U.S. investment grade fixed-rate bond market, including U.S. government and U.S. government agency securities, corporate securities, and asset-backed securities.

Russell 1000® Growth Index (Russell 1000 Growth)

The Russell 1000 Growth is an unmanaged market capitalization-weighted index measuring the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index (Russell 1000 Value)

The Russell 1000 Value is an unmanaged market capitalization-weighted index measuring the performance of those Russell 1000 companies with low price-to-book ratios and low forecasted earnings and growth rates.

Morgan Stanley Capital International Europe, Australasia and Far East Free Index (MSCI EAFE Free)	MSCI EAFE Free is an unmanaged broad market capitalization-weighted performance benchmark for developed market equity securities listed in Europe, Australasia and the Far East.
Merrill Lynch High Yield Master Index (MLHYMI)	MLHYMI is an unmanaged market index that provides a broad-based performance measure of the non-investment grade U.S. domestic bond index.
Lehman Brothers Government/Credit 0-2.5 Year Index (LBGC02-5YI)

The LBGC0-2.5YI is a custom, unmanaged, broad-based total return index comprised of fixed and floating rate securities with maturities of less than 2.5 years, including those issued by the U.S. government, U.S. government agencies and U.S. corporation.

Statement of Additional Information (SAI)

PART 2

ADDITIONAL INFORMATION ON SECURITIES

AND INVESTMENT PRACTICES

The prospectus describes the Fund’s investment objective and the securities in which it primarily invests. The following describes other securities the Fund may purchase and investment strategies it may use.  Some of the information below will not apply to the Fund or the Class in which you are interested.  See the list under Other Securities and Practices in Part 1 of this SAI to determine which of the sections below are applicable.

Money Market Instruments

The Fund may invest up to 100% of its assets in high-quality money market instruments, such as notes, certificates of deposit, commercial paper, banker’s acceptances, bank deposits or U.S. government securities if, in the opinion of the investment advisor, market conditions warrant a temporary defensive investment strategy.

U.S. Government Agency Securities

            The Fund may invest in securities issued or guaranteed by U.S. Government agencies or instrumentalities.

            These securities are backed by (1) the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities or (2) the credit of the agency or instrumentality issuing or guaranteeing the obligations. These agencies, although chartered or sponsored by Congress, are not funded by congressional appropriations and the securities issued by them are neither guaranteed nor insured by the U.S. government and are supported only by the credit of the issuer itself. In general, securities issued by the U.S. government-sponsored entities are neither insured nor guaranteed by the U.S. Treasury.

            Some government agencies and instrumentalities may not receive financial support from the U.S. Government.  Examples of such agencies are:

(i)   Farm Credit System, including the National Bank for Cooperatives, Farm Credit Banks and Banks for Cooperatives;

(ii)   Farmers Home Administration;

(iii)  Federal Home Loan Banks;

(iv)  Federal Home Loan Mortgage Corporation;

Federal National Mortgage Association; and

Student Loan Marketing Association.

Securities Issued by the Government National Mortgage Association (GNMA). The Fund may invest in securities issued by the GNMA, a corporation wholly owned by the U.S. Government.  GNMA securities or "certificates" represent ownership in a pool of underlying mortgages.  The timely payment of principal and interest due on these securities is guaranteed by GNMA.

            Unlike conventional bonds, the principal on GNMA certificates is not paid at maturity but over the life of the security in scheduled monthly payments.  While mortgages pooled in a GNMA certificate may have maturities of up to 30 years, the certificate itself will have a shorter average maturity and less principal volatility than a comparable 30‑year bond.

            The market value and interest yield of GNMA certificates can vary due not only to market fluctuations, but also to early prepayments of mortgages within the pool.  Since prepayment rates vary widely, it is impossible to accurately predict the average maturity of a GNMA pool.  In addition to the guaranteed principal payments, GNMA certificates may also make unscheduled principal payments resulting from prepayments on the underlying mortgages.

            Although GNMA certificates may offer yields higher than those available from other types of U.S. Government securities, they may be less effective as a means of locking in attractive long‑term rates because of the prepayment feature.  For instance, when interest rates decline, prepayments of the underlying mortgages are likely to increase as the holders of the underlying mortgages seek refinancing.  As a result, the value of a GNMA certificate is not as likely to rise as the value of a comparable debt security would in response to the same decline.  In addition, these prepayments can cause the price of a GNMA certificate originally purchased at a premium to decline in price compared to its par value, which may result in a loss.

When‑Issued, Delayed‑Delivery and Forward Commitment Transactions

The Fund may purchase securities on a when‑issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis.  Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made.

            The Fund may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date.  Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth.  In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when‑issued, delayed-delivery or forward commitment basis the Fund will hold liquid assets worth at least the equivalent of the amount due.  The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

            Purchases made under such conditions may involve the risk that yields secured at the time of commitment may be lower than otherwise available by the time settlement takes place, causing an unrealized loss to the Fund.  In addition, when the Fund engages in such purchases, it relies on the other party to consummate the sale.  If the other party fails to perform its obligations, the Fund may miss the opportunity to obtain a security at a favorable price or yield.

Repurchase Agreements

            The Fund may enter into repurchase agreements with entities that are registered as U.S. Government securities dealers, including member banks of the Federal Reserve System having at least $1 billion in assets, primary dealers in U.S. Government securities, or banks and other recognized financial institutions,  such as broker-dealers, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.  In a repurchase agreement the Fund obtains a security and simultaneously commits to return the security to the seller at a set price (including principal and interest) within a period of time usually not exceeding seven days.  The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security.  A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

            The Fund’s custodian or a third party will take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily.  To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities.  In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action.  The Fund's investment advisor believes that under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities.

Reverse Repurchase Agreements

            As described herein, the Fund may also enter into reverse repurchase agreements.  These transactions are similar to borrowing cash.  In a reverse repurchase agreement, the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate.

The use of reverse repurchase agreements may enable the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time.

            When effecting reverse repurchase agreements, liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date.  The segregated account is marked to market daily and maintained until the transaction is settled.

Leverage

            The Fund may engage in transactions that create leverage with up to 30% of its net assets in accordance with Evergreen’s Leverage Policy.  Leverage creates special risks for the Fund which are created when an investment exposes the Fund to a level of risk that exceeds the amount invested.  Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain.  Examples of transactions which create leverage include uncovered mortgage dollar rolls and investments in when-issued securities (see descriptions herein) as well as investing in securities that are issued on a “to-be-announced” basis (commonly referred to as “TBA’s”) which are purchased prior to their actual issuance. Examples of transactions which are not included in the calculation of the Fund’s total leverage-creating transactions are covered dollar rolls and collateralized securities lending in which the collateral received by the Fund is invested in cash equivalents.

Dollar Roll Transactions

            The Fund may enter into dollar rolls in which the Fund sells securities and simultaneously contracts to repurchase substantially similar securities on a specified future date.  In the case of dollar rolls involving mortgage-related securities, the mortgage-related securities that are purchased typically will be of the same type and will have the same or similar interest rate and maturity as those sold, but will be supported by different pools of mortgages.  The Fund forgoes principal and interest paid during the roll period on the securities sold in a dollar roll, but it is compensated by the difference between the current sales price and the price for the future purchase as well as by any interest earned on the proceeds of the securities sold.  The Fund could also be compensated through receipt of fee income.

Dollar rolls are not treated as borrowings or other senior securities and will be excluded from the calculation of the Fund’s borrowings and other senior securities.  Investing in dollar rolls creates leverage (unless they are “covered dollar rolls,” see description below) and are included in the calculation of the Fund’s total leverage-creating transactions.   In addition to the general risks involved in leveraging, dollar rolls are subject to the same risks as repurchase and reverse repurchase agreements.

Covered Dollar Rolls

The Fund may enter into covered dollar rolls which are the same as the dollar roll transactions described above except that the dollar roll position is offset with a cash or cash equivalent position. The offsetting cash/cash equivalent position effectively collateralizes the Fund’s right to receive the security at the end of the roll period, and also serves to minimize the leveraging effect of the transaction. Covered dollar rolls are not treated as a borrowing or other senior security and will be excluded from the calculation of the Fund’s borrowings and other senior securities. Covered dollar rolls are not considered to be a transaction that creates leverage and will be excluded from the calculation of the Fund’s total leverage-creating transaction.

Securities Lending

            The Fund may lend portfolio securities to brokers, dealers and other financial institutions to earn additional income for the Fund.  These transactions must be fully collateralized at all times with cash or short-term debt obligations, but involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from exercising its rights in respect of the collateral.  Any investment of collateral by the Fund would be made in accordance with the Fund's investment objective and policies described in the prospectus.

Convertible Securities

The Fund may invest in convertible securities. Convertible securities include fixed‑income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, bonds with warrants attached or bonds with a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allow convertible securities to be employed for a variety of investment strategies.

The Fund will exchange or convert convertible securities into shares of underlying common stock when, in the opinion of its investment advisor, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective. The Fund may also elect to hold or trade convertible securities. In selecting convertible securities, the investment advisor evaluates the investment characteristics of the convertible security as a fixed‑income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the investment advisor considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

Preferred Stocks

            The Fund may purchase preferred stock.  Preferred stock, unlike common stock, has a stated dividend rate payable from the corporation’s earnings.  Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate.  “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid.

            If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline.  Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, which can be a negative feature when interest rates decline.  Preferred stock also generally has a preference over common stock on the distribution of a corporation’s assets in the event of liquidation of the corporation.  Preferred stock may be “participating” stock, which means that it may be entitled to a dividend exceeding the stated dividend in certain cases.  The rights of preferred stock on distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with a corporation’s debt securities.

Warrants

The Fund may invest in warrants. Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

Swaps, Caps, Floors and Collars

            The Fund may enter into interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars.  The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date.  The Fund would use these transactions as hedges and not as speculative investments and would not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay.  Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal.  A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices.  The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount.  The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount.  A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

            The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.  The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by Standard & Poor’s Ratings Services (S&P) or Moody's Investors Service, Inc. (Moody’s) or has an equivalent rating from another nationally recognized securities rating organization or is determined to be of equivalent credit quality by the Fund's investment advisor.  If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction.  As a result, the swap market has become relatively liquid.  Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Indexed Securities

            The Fund may invest in indexed securities, the values of which are linked to currencies, interest rates, commodities, indices or other financial indicators ("reference instruments"). Most indexed securities have maturities of three years or less.

            Indexed securities differ from other types of debt securities in which the Fund may invest in several respects.  First, the interest rate or, unlike other debt securities, the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as an interest rate compared with a fixed interest rate or the currency exchange rates between two currencies (neither of which need be the currency in which the instrument is denominated).  The reference instrument need not be related to the terms of the indexed security.  For example, the principal amount of a U.S. dollar denominated indexed security may vary based on the exchange rate of two foreign currencies.  An indexed security may be positively or negatively indexed; that is, its value may increase or decrease if the value of the reference instrument increases.  Further, the change in the principal amount payable or the interest rate of an indexed security may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

            Investment in indexed securities involves certain risks.  In addition to the credit risk of the security's issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of indexed securities may decrease as a result of changes in the value of reference instruments.  Further, in the case of certain indexed securities in which the interest rate is linked to a reference instrument, the interest rate may be reduced to zero, and any further declines in the value of the security may then reduce the principal amount payable on maturity.  Finally, indexed securities may be more volatile than the reference instruments underlying indexed securities.

            To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging.  Proxy hedging is often used when the currency to which the Fund is exposed is difficult to hedge or to hedge against the dollar.  Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's securities are or are expected to be denominated, and to buy U.S. dollars.  The amount of the contract would not exceed the value of the Fund’s securities denominated in linked currencies.  For example, if the Fund's investment advisor considers that the Austrian schilling is linked to the German deutschmark (the "D-mark"), the Fund holds securities denominated in schillings and the investment advisor believes that the value of schillings will decline against the U.S. dollar, the investment advisor may enter into a contract to sell D-marks and buy dollars.

Options and Futures Strategies

The Fund may at times seek to hedge against either a decline in the value of its portfolio securities or an increase in the price of securities which the investment advisor plans to purchase through the writing and purchase of options and the purchase or sale of futures contracts and related options.  Expenses and losses incurred as a result of such hedging strategies will reduce the Fund’s current return.

The ability of the Fund to engage in the options and futures strategies described below will depend on the availability of liquid markets in such instruments.  It is impossible to predict the amount of trading interest that may exist in various types of options or futures.  Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes stated below.

Writing Covered Options on Securities.  The Fund may write covered call options and covered put options on optionable securities of the types in which it is permitted to invest from time to time as the investment advisor determines is appropriate in seeking to attain the Fund’s investment objective.  Call options written by the Fund give the holder the right to buy the underlying security from the Fund at a stated exercise price; put options give the holder the right to sell the underlying security to the Fund at a stated price.

The Fund may only write call options on a covered basis or for cross-hedging purposes and will only write covered put options.  A put option would be considered “covered” if the Fund owns an option to sell the underlying security subject to the option having an exercise price equal to or greater than the exercise price of the “covered” option at all times while the put option is outstanding.  A call option is covered if the Fund owns or has the right without additional compensation to acquire the underlying securities subject to the call option (or comparable securities satisfying the cover requirements of securities exchanges) at all times during the option period.  A call option is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against another security which the Fund owns or has the right to acquire.  In the case of a call written for cross-hedging purposes or a put option, the Fund will maintain in a segregated account at the Fund’s custodian bank cash or short-term U.S. government securities with a value equal to or greater than the Fund’s obligation under the option.  The Fund may also write combinations of covered puts and covered calls on the same underlying security.

The Fund will receive a premium from writing an option, which will increase the Fund’s return in the event the option expires unexercised or is terminated at a profit.  The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option, and the volatility of the market price of the underlying security.  By writing a call option, the Fund will limit its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option.  By writing a put option, the Fund will assume the risk that it may be required to purchase the underlying security for a price higher than its then current market price, resulting in a potential capital loss if the purchase price exceeds market price plus the amount of the premium received.

The Fund may terminate an option which it has written prior to its expiration, by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written.  The Fund will realize a profit (or loss) from such transaction if the cost of such transaction is less (or more) than the premium received from the writing of the option.  Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option may be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

Purchasing Put and Call Options on Securities.  The Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value.  This protection is provided during the life of the put option since the Fund, as holder of the put, is able to sell the underlying security at the exercise price regardless of any decline in the underlying security’s market price.  For the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs.  By using put options in this manner, any profit which the Fund might otherwise have realized on the underlying security will be reduced by the premium paid for the put option and by transaction costs.

The Fund may also purchase a call option to hedge against an increase in price of a security that it intends to purchase.  This protection is provided during the life of the call option since the Fund, as holder of the call, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security’s market price.  For the purchase of a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs.  By using call options in this manner, any profit which the Fund might have realized had it bought the underlying security at the time it purchased the call option will be reduced by the premium paid for the call option and by transaction costs.

            The Fund may enter into financial futures contracts and write options on such contracts.  The Fund intends to enter into such contracts and related options for hedging purposes.  The Fund will enter into futures on securities or index‑based futures contracts in order to hedge against changes in interest or exchange rates or securities prices.  A futures contract on securities is an agreement to buy or sell securities at a specified price during a designated month.  A futures contract on a securities index does not involve the actual delivery of securities, but merely requires the payment of a cash settlement based on changes in the securities index.  The Fund does not make payment or deliver securities upon entering into a futures contract.  Instead, it puts down a margin deposit, which is adjusted to reflect changes in the value of the contract and which continues until the contract is terminated.

            The Fund may sell or purchase futures contracts.  When a futures contract is sold by the Fund, the value of the contract will tend to rise when the value of the underlying securities declines and to fall when the value of such securities increases.  Thus, the Fund sells futures contracts in order to offset a possible decline in the value of its securities.  If a futures contract is purchased by the Fund, the value of the contract will tend to rise when the value of the underlying securities increases and to fall when the value of such securities declines.   The Fund intends to purchase futures contracts in order to establish what is believed by the investment advisor to be a favorable price or rate of return for securities the Fund intends to purchase.

            The Fund also intends to purchase put and call options on futures contracts for hedging purposes.  A put option purchased by the Fund would give it the right to assume a position as the seller of a futures contract.  A call option purchased by the Fund would give it the right to assume a position as the purchaser of a futures contract.  The purchase of an option on a futures contract requires the Fund to pay a premium.  In exchange for the premium, the Fund becomes entitled to exercise the benefits, if any, provided by the futures contract, but is not required to take any action under the contract.  If the option cannot be exercised profitably before it expires, the Fund's loss will be limited to the amount of the premium and any transaction costs.

            The Fund may enter into closing purchase and sale transactions in order to terminate a futures contract and may sell put and call options for the purpose of closing out its options positions.  The Fund's ability to enter into closing transactions depends on the development and maintenance of a liquid secondary market.  There is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. As a result, there can be no assurance  that the Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time.  If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the contract and to complete the contract according to its terms, in which case it would continue to bear market risk on the transaction.

            Although futures and options transactions are intended to enable the Fund to manage market, interest rate or exchange rate risk, unanticipated changes in interest rates or market prices could result in poorer performance than if it had not entered into these transactions.  Even if the investment advisor correctly predicts interest rate movements, a hedge could be unsuccessful if changes in the value of the Fund's futures position did not correspond to changes in the value of its investments.  This lack of correlation between the Fund's futures and securities positions may be caused by differences between the futures and securities markets or by differences between the securities underlying the Fund's futures position and the securities held by or to be purchased for the Fund. The Fund's investment advisor will attempt to minimize these risks through careful selection and monitoring of the Fund's futures and options positions.

            The Fund does not intend to use futures transactions for speculation or leverage.  The Fund has the ability to write options on futures, but currently intends to write such options only to close out options purchased by the Fund.  The Fund will not change these policies without supplementing the information in the prospectus or SAI.

“Margin” in Futures Transactions.  Unlike the purchase or sale of a security, the Fund does not pay or receive money upon the purchase or sale of a futures contract.  Rather the Fund is required to deposit an amount of "initial margin" in cash or U.S. Treasury bills with its custodian (or the broker, if legally permitted).  The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract initial margin does not involve the borrowing of funds by the Fund to finance the transactions.  Initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.

            A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded.  Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract.  This process is known as "marking to market”.  Variation margin does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired.  In computing its daily net asset value the Fund will mark‑to‑market its open futures positions.  The Fund is also required to deposit and maintain margin when it writes call options on futures contracts.

Limitations.  The Fund will not purchase or sell futures contracts or options on futures contracts if, as a result, the sum of the initial margin deposits on its existing futures contracts and related options positions and premiums paid for options on futures contracts would exceed 5% of the net assets of the Fund unless the transaction meets certain “bona fide hedging” criteria. The Fund will not maintain open positions in futures contracts it has sold or call options it has written on futures contracts if, in the aggregate, the value of the open positions (marked to market) exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on those open positions, adjusted for the correlation of volatility between the hedged securities and the futures contracts.  If this limitation is exceeded at any time, the Fund will take prompt action to close out a sufficient number of open contracts to bring its open futures and options positions within this limitation.

Risks of Options and Futures Strategies.  The effective use of options and futures strategies depends, among other things, on the Fund’s ability to terminate options and futures positions at times when the investment advisor deems it desirable to do so.  Although the Fund will not enter into an option or futures position unless the investment advisor believes that a liquid market exists for such option or future, there can be no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price.  The investment advisor generally expects that options and futures transactions for the Fund will be conducted on recognized exchanges.  In certain instances, however, the Fund may purchase and sell options in the over-the-counter market.  The staff of the Securities and Exchange Commission (SEC) considers over-the-counter options to be illiquid.  The Fund’s ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund.

            The use of options and futures involves the risk of imperfect correlation between movements in options and futures prices and movements in the price of the securities that are the subject of the hedge.  The successful use of these strategies also depends on the ability of the Fund’s investment advisor to forecast correctly interest rate movements and general stock market price movements.  The risk increases as the composition of the securities held by the Fund diverges from the composition of the relevant option or futures contract.

Brady Bonds

The Fund may also invest in Brady Bonds. Brady Bonds are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market.

U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed-rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations that have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments, but generally are not collateralized. Brady Bonds are often viewed as having up to four valuation components: (1) collateralized repayment of principal at final maturity, (2) collateralized interest payments, (3) uncollateralized interest payments, and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

Obligations of Foreign Branches of United States Banks

The Fund may invest in obligations of foreign branches of U.S. banks. These may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by government regulation.  Payment of interest and principal upon these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk).  In addition, evidences of ownership of such securities may be held outside the U.S. and the Fund may be subject to the risks associated with the holding of such property overseas. Examples of governmental actions would be the imposition of currency controls, interest limitations, withholding taxes, seizure of assets or the declaration of a moratorium.  Various provisions of federal law governing domestic branches do not apply to foreign branches of domestic banks.

Obligations of United States Branches of Foreign Banks

The Fund may invest in obligations of U.S. branches of foreign banks. These may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as by governmental action in the country in which the foreign bank has its head office. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a domestic bank.

Foreign Securities

            The Fund may invest in foreign securities or U.S. securities traded in foreign markets.  In addition to securities issued by foreign companies, permissible investments may also consist of obligations of foreign branches of U.S. banks and of foreign banks, including European certificates of deposit, European time deposits, Canadian time deposits and Yankee certificates of deposit.  The Fund may also invest in Canadian commercial paper and Europaper.  These instruments may subject the Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. issuers.  Such risks include the possibility of adverse political and economic developments; imposition of withholding taxes on interest or other income; seizure, nationalization, or expropriation of foreign deposits; establishment of exchange controls or taxation at the source; greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations.  Such investments may also entail higher custodial fees and sales commissions than domestic investments.  Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations.  Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

The Fund may also invest in the stocks of companies located in emerging markets. These countries generally have economic structures that are less diverse and mature, and political systems that are less stable than those of developed countries.  Emerging markets may be more volatile than the markets of more mature economies, and the securities of companies located in emerging markets are often subject to rapid and large price fluctuations; however, these markets may also provide higher long-term rates of return.

Inter-american Development Bank and World Bank (formerly known as the International Bank for Reconstruction and Development)

The Fund may be subject to risks associated with obligations of the Inter-american Development Bank and World Bank (formerly known as the International Bank for Reconstruction and Development).  Because these entities are not governmental entities with taxing authority, and may be supported only by appropriate but unpaid commitments of member countries, there is no assurance that the commitments will be undertaken in the future.

Foreign Currency Transactions

            As one way of managing exchange rate risk, the Fund may enter into forward currency exchange contracts (agreements to purchase or sell currencies at a specified price and date).  The exchange rate for the transaction (the amount of currency the Fund will deliver and receive when the contract is completed) is fixed when the Fund enters into the contract.  The Fund usually will enter into these contracts to stabilize the U.S. dollar value of a security it has agreed to buy or sell. The Fund intends to use these contracts to hedge the U.S. dollar value of a security it already owns, particularly if the Fund expects a decrease in the value of the currency in which the foreign security is denominated.  Although the Fund will attempt to benefit from using forward contracts, the success of its hedging strategy will depend on the investment advisor's ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.  The value of the Fund's investments denominated in foreign currencies will depend on the relative strengths of those currencies and the U.S. dollar, and the Fund may be affected favorably or unfavorably by changes in the exchange rates or exchange control regulations between foreign currencies and the U.S. dollar.  Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Fund.  The Fund may also purchase and sell options related to foreign currencies in connection with hedging strategies. The Fund may also engage in currency cross-hedge and currency proxy-hedge transactions.

Currency Cross-hedge

A currency cross-hedge enables the advisor to reduce exposure in one foreign currency relative to exposure in a second foreign currency. This strategy would make sense when the Fund wants to maintain its overall foreign currency exposure, but feels that some of the currencies are relatively more attractive.  An example would be where the manager feels that the British Pound is more attractive than the Euro, and cross-hedges some Euro-denominated bonds back to the Pound Sterling.  The overall foreign currency exposure stays constant, but the relative weighting of the Pound versus the Euro increases.

Currency Proxy-hedge

A currency proxy-hedge enables the advisor to hedge a foreign currency exposure back to the U.S. dollar by using a second currency that has a high correlation to the actual long position, but where the second currency hedge would be either more liquid or less costly.  An example might be where the manager owns a position denominated in Indonesian Rupiah, but where the Yen has higher liquidity and is deemed a more cost effective hedge.

Creating a Net Long Position Versus a Foreign Currency

Creating a net long position would be a situation where the manager of the Fund wishes to create exposure to a currency that exceeds the value of securities denominated in that currency that are held by the Fund.  An example might be where the manager has reduced his weighting in Japanese bonds to 10% below the benchmark due to concerns with the bonds, but wants to maintain a market weighting in the Yen.  Creating a long position in the Yen would accomplish this result.

Premium Securities

            The Fund may at times invest in premium securities which are securities bearing coupon rates higher than prevailing market rates.  Such "premium" securities are typically purchased at prices greater than the principal amount payable on maturity.  Although the Fund generally amortizes the amount of any such premium into income, the Fund may recognize a capital loss if such premium securities are called or sold prior to maturity and the call or sale price is less than the purchase price. Additionally, the Fund may recognize a capital loss if it holds such securities to maturity.

High Yield, High Risk Bonds

The Fund may invest a portion of its assets in lower rated bonds.  Bonds rated below BBB by S&P or Fitch IBCA, Inc. (Fitch) or below Baa by Moody’s, commonly known as “junk bonds,” offer high yields, but also high risk.  While investment in junk bonds provides opportunities to maximize return over time, they are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments.  Investors should be aware of the following risks:

            (1)    The lower ratings of junk bonds reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates may impair the ability of the issuer to make payments of interest and principal, especially if the issuer is highly leveraged.  Such issuer's ability to meet its debt obligations may also be adversely affected by the issuer's inability to meet specific forecasts or the unavailability of additional financing.  Also, an economic downturn or an increase in interest rates may increase the potential for default by the issuers of these securities.

            (2)    The value of junk bonds may be more susceptible to real or perceived adverse economic or political events than is the case for higher quality bonds.

                    (3) The value of junk bonds, like those of other fixed income securities, fluctuates in response to changes in interest rates, generally rising when interest rates decline and falling when interest rates rise.   For example, if interest rates increase after a fixed income security is purchased, the security, if sold prior to maturity, may return less than its cost.  The prices of junk bonds, however, are generally less sensitive to interest rate changes than the prices of higher‑rated bonds, but are more sensitive to news about an issuer or the economy which is, or investors perceive as, negative.

            (4)    The secondary market for junk bonds may be less liquid at certain times than the secondary market for higher quality bonds, which may adversely affect (a) the bond's market price, (b) the Fund's ability to sell the bond, and (c) the Fund's ability to obtain accurate market quotations for purposes of valuing its assets.

For bond ratings descriptions, see “Corporate and Municipal Bond Ratings” below.

Sovereign Debt Obligations

The Fund may purchase sovereign debt instruments issued or guaranteed by foreign governments or their agencies, including debt of Latin American nations or other developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors.

Illiquid and Restricted Securities

            The Fund may not invest more than 15% (10% for money market funds) of its net assets in securities that are illiquid. A security is illiquid when the Fund cannot dispose of it in the ordinary course of business within seven days at approximately the value at which the Fund has the investment on its books.

            The Fund may invest in "restricted" securities, i.e., securities subject to restrictions on resale under federal securities laws.  Rule 144A under the Securities Act of 1933 ("Rule 144A") allows certain restricted securities to trade freely among qualified institutional investors.  Since Rule 144A securities may have limited markets, the Board of Trustees will determine whether such securities should be considered illiquid for the purpose of determining the Fund's compliance with the limit on illiquid securities indicated above.  In determining the liquidity of Rule 144A securities, the Trustees will consider: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades.

Investment in Other Investment Companies

            As described in the Fund’s Prospectus, the Fund will invest substantially all of its assets in shares of other investment companies. The Fund may purchase the shares of other investment companies to the extent permitted under the 1940 Act.  Investing in other investment companies may expose a Fund to duplicate expenses and lower its value.

As a result of an exemptive order received from the SEC, the Fund may invest cash balances in shares of money market funds advised by the Fund’s investment advisor or an affiliate of the investment advisor, in amounts up to 25% of the Fund’s total assets.

Short Sales

A short sale is the sale of a security the Fund has borrowed.  The Fund expects to profit from a short sale by selling the borrowed security for more than the cost of buying it to repay the lender.  After a short sale is completed, the value of the security sold short may rise.  If that happens, the cost of buying it to repay the lender may exceed the amount originally received for the sale by the Fund.

            The Fund may engage in short sales, but it may not make short sales of securities or maintain a short position unless, at all times when a short position is open, it owns an equal amount of such securities or of securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.  The Fund may effect a short sale in connection with an underwriting in which the Fund is a participant.

Municipal Securities

The Fund may invest in municipal bonds of any state, territory or possession of the United States (U.S.), including the District of Columbia. The Fund may also invest in municipal bonds of any political  subdivision, agency or instrumentality (e.g., counties, cities, towns, villages, districts, authorities) of the U.S. or its possessions.  Municipal bonds are debt instruments issued by or for a state or local government to support its general financial needs or to pay for special projects such as airports, bridges, highways, public transit, schools, hospitals, housing and water and sewer works.  Municipal bonds may also be issued to refinance public debt.

            Municipal bonds are mainly divided between "general obligation" and "revenue" bonds.  General obligation bonds are backed by the full faith and credit of governmental issuers with the power to tax.  They are repaid from the issuer's general revenues.  Payment, however, may be dependent upon legislative approval and may be subject to limitations on the issuer's taxing power. Enforcement of payments due under general obligation bonds varies according to the law applicable to the issuer.  In contrast, revenue bonds are supported only by the revenues generated by the project or facility.

            The Fund may also invest in industrial development bonds.  Such bonds are usually revenue bonds issued to pay for facilities with a public purpose operated by private corporations.  The credit quality of industrial development bonds is usually directly related to the credit standing of the owner or user of the facilities.  To qualify as a municipal bond, the interest paid on an industrial development bond must qualify as fully exempt from federal income tax.  However, the interest paid on an industrial development bond may be subject to the federal alternative minimum tax.

            The yields on municipal bonds depend on such factors as market conditions, the financial condition of the issuer and the issue's size, maturity date and rating.  Municipal bonds are rated by S&P, Moody's and Fitch.  Such ratings, however, are opinions, not absolute standards of quality.  Municipal bonds with the same maturity, interest rates and rating may have different yields, while municipal bonds with the same maturity and interest rate, but different ratings, may have the same yield.  Once purchased by the Fund, a municipal bond may cease to be rated or receive a new rating below the minimum required for purchase by the Fund.  Neither event would require the Fund to sell the bond, but the Fund's investment advisor would consider such events in determining whether the Fund should continue to hold it.

            The ability of the Fund to achieve its investment objective depends upon the continuing ability of issuers of municipal bonds to pay interest and principal when due.  Municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors.  Such laws extend the time for payment of principal and/or interest, and may otherwise restrict the Fund's ability to enforce its rights in the event of default.  Since there is generally less information available on the financial condition of municipal bond issuers compared to other domestic issuers of securities, the Fund's investment advisor may lack sufficient knowledge of an issue's weaknesses.  Other influences, such as litigation, may also materially affect the ability of an issuer to pay principal and interest when due.  In addition, the market for municipal bonds is often thin and can be temporarily affected by large purchases and sales, including those by the Fund.

            From time to time, Congress has considered restricting or eliminating the federal income tax exemption for interest on municipal bonds.  Such actions could materially affect the availability of municipal bonds and the value of those already owned by the Fund.  If such legislation were passed, the Trust's Board of Trustees may recommend changes in the Fund's investment objectives and policies or dissolution of the Fund.  In order for the interest on a municipal security to be tax exempt, the municipal security must meet certain legal requirements. Failure to meet such requirements may cause the interest received and distributed by the Fund to shareholders to be taxable.

U.S. Virgin Islands, Guam and Puerto Rico

The Fund may invest in obligations of the governments of the U.S. Virgin Islands, Guam and Puerto Rico to the extent such obligations are exempt from the income or intangibles taxes, as applicable, of the state for which the Fund is named.  The Fund does not presently intend to invest more than (a) 10% of its net assets in the obligations of each of the U.S. Virgin Islands and Guam or (b) 25% of its net assets in the obligations of Puerto Rico.  Accordingly, the Fund may be adversely affected by local political and economic conditions and developments within the U.S. Virgin Islands, Guam and Puerto Rico affecting the issuers of such obligations.

Tender Option Bonds

A tender option bond is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates.  The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which the institution grants the security holder the option, at periodic intervals, to tender its securities to the institution.  As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond’s fixed coupon rate and the rate, as determined by a remarketing or similar agent, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination.  Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate.  An institution will normally not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond.  The tender option will be taken into account in determining the maturity of the tender option bonds and a Fund’s average portfolio maturity.  There is a risk that a Fund will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax.  Certain tender option bonds may be illiquid or may become illiquid as a result of a credit rating downgrade, payment default or a disqualification from tax-exempt status.

Master Demand Notes

The Fund may invest in master demand notes.  These are unsecured obligations that permit the investment of fluctuating amounts by the Fund at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the issuer, as borrower.  Master demand notes may permit daily fluctuations in the interest rate and daily changes in the amounts borrowed.  The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount.  The borrower may repay up to the full amount of the note without penalty. Master demand notes permit the Fund to demand payment of principal and accrued interest at any time (on not more than seven days' notice).  Notes acquired by the Fund may have maturities of more than one year, provided that (1) the Fund is entitled to payment of principal and accrued interest upon not more than seven days' notice, and (2) the rate of interest on such notes is adjusted automatically at periodic intervals, which normally will not exceed 31 days, but may extend up to one year.  The notes are deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period.  Because these types of notes are direct lending arrangements between the lender and borrower, such instruments are not normally traded and there is no secondary market for these notes, although they are redeemable and thus repayable by the borrower at face value plus accrued interest at any time.  Accordingly, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In connection with master demand note arrangements, the Fund‘s investment advisor considers, under standards established by the Board of Trustees, earning power, cash flow and other liquidity ratios of the borrower and will monitor the ability of the borrower to pay principal and interest on demand.  These notes are not typically rated by credit rating agencies.  Unless rated, the Fund may invest in them only if at the time of an investment the issuer meets the criteria established for high quality commercial paper, i.e., rated A-1 by S&P, Prime-1 by Moody’s or F-1 by Fitch.

Payment‑in‑kind Securities

The Fund may invest in payment‑in‑kind (PIK) securities. PIKs pay interest in either cash or additional securities, at the issuer's option, for a specified period.  The issuer's option to pay in additional securities typically ranges from one to six years, compared to an average maturity for all PIK securities of eleven years. Call protection and sinking fund features are comparable to those offered on traditional debt issues.

PIKs, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow.  Several PIKs are senior debt. In other cases, where PIKs are subordinated, most senior lenders view them as equity equivalents.

An advantage of PIKs for the issuer ‑‑ as with zero coupon securities ‑‑ is that interest payments are automatically compounded (reinvested) at the stated coupon rate, which is not the case with cash‑paying securities.  However, PIKs are gaining popularity over zeros since interest payments in additional securities can be monetized and are more tangible than accretion of a discount.

As a group, PIK bonds trade flat (i.e., without accrued interest).  Their price is expected to reflect an amount representing accreted interest since the last payment.  PIKs generally trade at higher yields than comparable cash‑paying securities of the same issuer.  Their premium yield is the result of the lesser desirability of non‑cash interest, the more limited audience for non‑cash paying securities, and the fact that many PIKs have been issued to equity investors who do not normally own or hold such securities.

Calculating the true yield on a PIK security requires a discounted cash flow analysis if the security (ex interest) is trading at a premium or a discount because the realizable value of additional payments is equal to the current market value of the underlying security, not par.

Regardless of whether PIK securities are senior or deeply subordinated, issuers are highly motivated to retire them because they are usually their most costly form of capital.

Zero Coupon "Stripped" Bonds

The Fund may invest in zero coupon "stripped" bonds. These represent ownership in serially maturing interest payments or principal payments on specific underlying notes and bonds, including coupons relating to such notes and bonds.  The interest and principal payments are direct obligations of the issuer. Interest zero coupon bonds of any series mature periodically from the date of issue of such series through the maturity date of the securities related to such series.  Principal zero coupon bonds mature on the date specified therein, which is the final maturity date of the related securities.  Each zero coupon bond entitles the holder to receive a single payment at maturity.  There are no periodic interest payments on a zero coupon bond.  Zero coupon bonds are offered at discounts from their face amounts.

In general, owners of zero coupon bonds have substantially all the rights and privileges of owners of the underlying coupon obligations or principal obligations.  Owners of zero coupon bonds have the right upon default on the underlying coupon obligations or principal obligations to proceed directly and individually against the issuer and are not required to act in concert with other holders of zero coupon bonds.

For federal income tax purposes, a purchaser of principal zero coupon bonds or interest zero coupon bonds (either initially or in the secondary market) is treated as if the buyer had purchased a corporate obligation issued on the purchase date with an original issue discount equal to the excess of the amount payable at maturity over the purchase price.  The purchaser is required to take into income each year as ordinary income an allocable portion of such discounts determined on a "constant yield" method.  Any such income increases the holder's tax basis for the zero coupon bond, and any gain or loss on a sale of the zero coupon bonds relative to the holder's basis, as so adjusted, is a capital gain or loss.  If the holder owns both principal zero coupon bonds and interest zero coupon bonds representing an interest in the same underlying issue of securities, a special basis allocation rule (requiring the aggregate basis to be allocated among the items sold and retained based on their relative fair market value at the time of sale) may apply to determine the gain or loss on a sale of any such zero coupon bonds.

Mortgage‑Backed or Asset‑Backed Securities

The Fund may invest in mortgage‑backed securities and asset‑backed securities.  Two principal types of mortgage‑backed securities are collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs).  CMOs are securities collateralized by mortgages, mortgage pass‑throughs, mortgage pay‑through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage‑backed bonds (general obligations of the issuers payable out of the issuers' general funds and additionally secured by a first lien on a pool of single family detached properties).  Many CMOs are issued with a number of classes or series which have different maturities and are retired in sequence.

Investors purchasing CMOs in the shortest maturities receive or are credited with their pro rata portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal up to a predetermined portion of the total CMO obligation. Until that portion of such CMO obligation is repaid, investors in the longer maturities receive interest only.  Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass‑throughs to be prepaid prior to their stated maturity.  Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass‑throughs issued or guaranteed by U.S. government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

In addition to mortgage‑backed securities, the Fund may invest in securities secured by other assets including company receivables, truck and auto loans, leases, and credit card receivables. These issues may be traded over‑the‑counter and typically have a short‑intermediate maturity structure depending on the pay down characteristics of the underlying financial assets which are passed through to the security holder.

Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due.  Most issuers of asset‑backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicers were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset‑backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of related asset‑backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

In general, issues of asset‑backed securities are structured to include additional collateral and/or additional credit support to protect against the risk that a portion of the collateral supporting the asset‑backed securities may default and/or may suffer from these defects.  In evaluating the strength of particular issues of asset‑backed securities, the investment advisor considers the financial strength of the guarantor or other provider of credit support, the type and extent of credit enhancement provided as well as the documentation and structure of the issue itself and the credit support.

TBA Mortgage Securities

TBA refers to “To Be Announced.”  These types of securities are mortgage pools where the issuer has defined and agreed to, in advance, the terms for investors, but has not yet specified the mortgages that will act as collateral.

Variable or Floating Rate Instruments

The Fund may invest in variable or floating rate instruments which may involve a demand feature and may include variable amount master demand notes which may or may not be backed by bank letters of credit.  Variable or floating rate instruments bear interest at a rate which varies with changes in market rates.  The holder of an instrument with a demand feature may tender the instrument back to the issuer at par prior to maturity.  A variable amount master demand note is issued pursuant to a written agreement between the issuer and the holder, its amount may be increased by the holder or decreased by the holder or issuer, it is payable on demand, and the rate of interest varies based upon an agreed formula.  The quality of the underlying credit must, in the opinion of the investment advisor, be equivalent to the long‑term bond or commercial paper ratings applicable to permitted investments for the Fund.  The investment advisor will monitor, on an ongoing basis, the earning power, cash flow, and liquidity ratios of the issuers of such instruments and will similarly monitor the ability of an issuer of a demand instrument to pay principal and interest on demand.

Real Estate Investment Trusts

The Fund may invest in investments related to real estate including real estate investment trusts (REITs).  Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates.  In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage real estate investment trusts may be affected by borrower default risk and interest rate risk.  REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects.  Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”) and to maintain exemption from the 1940 Act.  In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate.

Limited Partnerships

The Fund may invest in limited and master limited partnerships.  A limited partnership is a partnership consisting of one or more general partners, jointly and severally responsible as ordinary partners, and by whom the business is conducted, and one or more limited partners who contribute cash as capital to the partnership and who generally are not liable for the debts of the partnership beyond the amounts contributed. Limited partners are not involved in the day-to-day management of the partnership. They receive income, capital gains and other tax benefits associated with the partnership project in accordance with terms established in the partnership agreement.  Typical limited partnerships are in real estate, oil and gas and equipment leasing, but they also finance movies, research and development, and other projects.

For an organization classified as a partnership under the Code, each item of income, gain, loss, deduction, and credit is not taxed at the partnership level but flows through to the holder of the partnership unit. This allows the partnership to avoid double taxation and to pass through income to the holder of the partnership unit at lower individual rates.

A master limited partnership is a publicly traded limited partnership. The partnership units are registered with the SEC and are freely exchanged on a securities exchange or in the over-the-counter market.

Stand-by Commitments

When the Fund purchases tax-exempt securities, it has the authority to acquire stand-by commitments from banks and broker-dealers with respect to those tax-exempt securities.  A stand-by commitment may be considered a security independent of the state tax-exempt security to which it relates.  The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances, would be substantially the same as the market value of the underlying tax-exempt security to a third party at any time.  The Fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration.  No Fund expects to assign any value to stand-by commitments.

Domestic Equity Depositary Receipts

The Fund may invest in Domestic Equity Depositary Receipts. These instruments represent interests in a unit investment trust (“UIT”) that holds a portfolio of common stocks that is intended to track the price and dividend performance of a particular index.  Common examples of Domestic Equity Depositary Receipts include S&P Depositary Receipts (“SPDRs”) and Nasdaq 100 Shares, which may be obtained from the UIT issuing the securities or purchased in the secondary market (SPDRs and Nasdaq 100 Shares are listed on the American Stock Exchange).

Domestic Equity Depositary Receipts are not individually redeemable, except upon termination of the UIT that issued them.  The liquidity of small holdings of Domestic Equity Depositary Receipts depends upon the existence of a secondary market.

The redemption price (and therefore the sale price) of Domestic Equity Depositary Receipts is derived from and based upon the securities held by the UIT that issued them.  Accordingly, the level of risk involved in the purchase or redemption or sale of a Domestic Equity Depositary Receipt is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the price of Domestic Equity Depositary Receipts is based on the value of a basket of stocks.  Disruptions in the markets for the securities underlying Domestic Equity Depositary Receipts purchased or sold by the Fund could result in losses on Domestic Equity Depositary Receipts.

PURCHASE AND REDEMPTION OF SHARES

You may buy shares of the Fund through Evergreen Investment Services, Inc. (EIS), broker‑dealers that have entered into special agreements with EIS or certain other financial institutions.  With certain exceptions, the Fund may offer up to eight different classes of shares that differ primarily with respect to sales charges and distribution fees.  Depending upon the class of shares, you will pay a front-end sales charge when you buy the Fund's shares, a contingent deferred sales charge (CDSC) when you redeem the Fund's shares or no sales charges at all.  Each Evergreen fund offers different classes of shares.  Refer to the prospectus to determine which classes of shares are offered by each Fund.

Class A Shares

The Fund’s prospectus describes the sales charges applicable to purchases of Class A shares.

There is no front-end sales charge imposed on Class A shares of Evergreen’s money market funds. However, when exchanging from Class A shares of a money market fund to a non-money market fund within the Evergreen funds family, a sales charge will be imposed on the exchange, unless the shares have been subject to a previous sales charge.

In addition to the circumstances described in the prospectus, no front-end sales charges are imposed on Class A shares purchased by shareholders of record on October 12, 1990 in any series of Evergreen Investment Trust in existence on that date, and the members of their immediate families (as defined in the prospectus).  As described in the prospectus, current and retired Directors, Trustees, officers and employees of the Evergreen funds and Wachovia Corporation and its affiliates, and members of each such individual’s immediate family, and employees of broker-dealer firms that have entered into dealer agreements with EIS, and members of each such individual’s immediate family, are eligible to purchase Class A shares at net asset value (NAV).  Accounts opened while the individual (or his or her immediate family member) is in a position giving rise to these privileges will continue to have the privilege of purchasing Class A shares at NAV after termination of the position; however, accounts opened after termination of the position (in the absence of any other circumstances giving rise to the privilege to purchase Class A shares at NAV) will not be eligible for purchases of Class A shares at NAV.  These provisions are generally intended to provide additional job-related incentives to persons who serve the Fund or work for companies associated with the Fund and selected dealers and agents of the Fund.  Since these persons are in a position to have a basic understanding of the nature of an investment company as well as a general familiarity with the Fund, sales to these persons, as compared to sales in the normal channels of distribution, require substantially less sales effort.  Similarly, these provisions extend the privilege of purchasing shares at NAV to certain classes of institutional investors who, because of their investment sophistication, can be expected to require significantly less than normal sales effort on the part of the Fund and EIS.  Furthermore, the provisions allow the Fund to be competitive in the mutual fund industry, where similar allowances are common.

In addition, in connection with the terms of a merger, acquisition or exchange offer made under a plan of reorganization, Class A shares may be purchased at NAV by certain investors of acquired funds who remain investors in the Evergreen funds, including former Investor class shareholders of Undiscovered Managers Funds, former shareholders of two funds managed by Grantham, Mayo, Van Otterloo & Co. (the GMO Global Balanced Allocation Fund and the GMO Pelican Fund) and former shareholders of America’s Utility Fund.

Class B Shares

The Fund’s prospectus describes the sales charges applicable to purchases of Class B shares.

Class B shares that have been outstanding for eight years will automatically convert to Class A shares without imposition of a front‑end sales charge or exchange fee.  Conversion of Class B shares represented by stock certificates will require the return of the stock certificate to Evergreen Service Company, LLC (ESC).

Class C Shares, Class I Shares (also referred to as Institutional Shares), Class R Shares, Class S Shares, Class S1 Shares, Administrative Shares, Institutional Service Shares, Investor Shares, Participant Shares, Reserve Shares and Resource Shares

The Fund’s prospectus describes, if applicable, the sales charges applicable to purchases of Class C shares, Class I shares (also referred to as Institutional shares), Class R shares, Class S shares, Class S1 shares, Administrative shares, Institutional Service shares, Investor shares, Participant shares, Reserve shares and Resource shares.

Contingent Deferred Sales Charge

The Fund charges a CDSC on certain share classes as reimbursement for certain expenses, such as commissions or shareholder servicing fees, that it has incurred in connection with the sale of its shares (see "Distribution Expenses Under Rule 12b-1” below).  Administrative, Institutional, Institutional Service, Investor, Participant, Reserve and Resource shares do not charge a CDSC.

Redemption-in-kind

The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund's NAV (a redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting these securities to cash. The Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the Fund's NAV at the beginning of the period.

Exchanges

Investors may exchange shares of the Fund for shares of the same class of any other Evergreen fund which offers the same class of shares. See “By Exchange” under “How to Buy Shares” in the prospectus.  Before you make an exchange, you should read the prospectus of the Evergreen fund into which you want to exchange.  The Trust's Board of Trustees reserves the right to discontinue, alter or limit the exchange privilege at any time. There is no front-end sales charge imposed on Class A shares of Evergreen’s money market funds. However, when exchanging from Class A shares of a money market fund to a non-money market fund within the Evergreen funds family, a sales charge will be imposed on the exchange, unless the shares have been subject to a previous sales charge.

Automatic Reinvestment

As described in the prospectus, a shareholder may elect to receive dividends and capital gains distributions in cash instead of shares.  However, ESC will automatically reinvest all subsequent dividends and distributions in additional shares when it learns that the postal or other delivery service is unable to deliver checks or transaction confirmations to the shareholder's address of record.  When a check is returned, the Fund will hold the check amount in a no-interest account in the shareholder's name until the shareholder updates his or her address or automatic reinvestment begins.  Uncashed or returned redemption checks will also be handled in the manner described above.

PRICING OF SHARES

Calculation of Net Asset Value

            The Fund calculates its NAV once daily on Monday through Friday, as described in the prospectus.  The Fund will not compute its NAV on the days the New York Stock Exchange is closed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Evergreen reserves the right to adjust the closing time to coincide with an earlier closing of the New York Stock Exchange or due to other unusual circumstances.

            The NAV of the Fund is calculated by dividing the value of the Fund's net assets attributable to that class by all of the shares issued for that class.

Valuation of Portfolio Securities

            Current values for the Fund's portfolio securities are determined as follows:

                        (1)    Securities that are traded on an established securities exchange or the over-the-counter National Market System (NMS) are valued on the basis of the last sales price on the exchange where primarily traded or on the NMS prior to the time of the valuation, provided that a sale has occurred.

                        (2)    Securities traded on an established securities exchange or in the over-the-counter market for which there has been no sale and other securities traded in the over-the-counter market are valued at the mean of the bid and asked prices at the time of valuation.

                        (3)    Short-term investments maturing in more than 60 days, for which market quotations are readily available, are valued at current market value.

                        (4)    Short-term investments maturing in sixty days or less are valued at amortized cost, which approximates market value.

                        (5)    Securities, including restricted securities, for which market quotations are not readily available; listed securities or those on NMS if, in the investment advisor’s opinion, the last sales price does not reflect an accurate current market value; and other assets are valued at prices deemed in good faith to be fair under procedures established by the Board of Trustees.

                        (6)    Municipal bonds are valued by an independent pricing service at fair value using a variety of factors which may include yield, liquidity, interest rate risk, credit quality, coupon, maturity and type of issue.

Foreign securities are generally valued on the basis of valuations provided by a pricing service, approved by the Trust's Board of Trustees, which uses information with respect to transactions in such securities, quotations from broker-dealers, market transactions in comparable securities, and various relationships between securities and yield to maturity in determining value.

PRINCIPAL UNDERWRITER

            EIS is the principal underwriter for the Trust and with respect to each class of shares of the Fund.  The Trust has entered into a Principal Underwriting Agreement (Underwriting Agreement) with EIS with respect to each class of the Fund.

            EIS, as agent, has agreed to use its best efforts to find purchasers for the shares.  EIS may retain and employ representatives to promote distribution of the shares and may obtain orders from broker‑dealers, and others, acting as principals, for sales of shares to them.  The Underwriting Agreement provides that EIS will bear the expense of preparing, printing, and distributing advertising and sales literature and prospectuses used by it.

            All subscriptions and sales of shares by EIS are at the public offering price of the shares, which is determined in accordance with the provisions of the Trust's Declaration of Trust, By‑Laws, current prospectuses and SAI.  All orders are subject to acceptance by the Fund and the Fund reserves the right, in its sole discretion, to reject any order received.  Under the Underwriting Agreement, the Fund is not liable to anyone for failure to accept any order.

            EIS has agreed that it will, in all respects, duly conform with all state and federal laws applicable to the sale of the shares.  EIS has also agreed that it will indemnify and hold harmless the Trust and each person who has been, is, or may be a Trustee or officer of the Trust against expenses reasonably incurred by any of them in connection with any claim, action, suit, or proceeding to which any of them may be a party that arises out of or is alleged to arise out of any misrepresentation or omission to state a material fact on the part of EIS or any other person for whose acts EIS is responsible or is alleged to be responsible, unless such misrepresentation or omission was made in reliance upon written information furnished by the Trust.

            The Underwriting Agreement provides that it will remain in effect as long as its terms and continuance are approved annually (i) by a vote of a majority of the Trust's Trustees who are not interested persons of the Fund, as defined in the 1940 Act (the “Independent Trustees”), and (ii) by vote of a majority of the Trust's Trustees, in each case, cast in person at a meeting called for that purpose.

            The Underwriting Agreement may be terminated, without penalty, on 60 days' written notice by the Board of Trustees or by a vote of a majority of outstanding shares subject to such agreement.  The Underwriting Agreement will terminate automatically upon its "assignment," as that term is defined in the 1940 Act.

            From time to time, if, in EIS's judgment, it could benefit the sales of shares, EIS may provide to selected broker‑dealers promotional materials and selling aids.

DISTRIBUTION EXPENSES UNDER RULE 12b-1

The Fund bears some of the costs of selling its Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares (“Share Classes”), as applicable, including certain advertising, marketing and shareholder service expenses, pursuant to Rule 12b-1 of the 1940 Act.  These 12b-1 fees are indirectly paid by the shareholder, as shown by the Fund’s expense table in the prospectus. The 12b-1 fees are composed of distribution fees and service fees which are described further below. Certain Wachovia affiliates receive 12b-1 fees from the Funds.

Under the Distribution Plans (each a “Plan,” together, the “Plans”) that the Fund has adopted for its Share Classes, other than Class I and Institutional, the Fund may incur expenses for 12b-1 fees up to a maximum annual percentage of the average daily net assets attributable to a class, as described below. Amounts paid under the Plans are used to compensate EIS pursuant to Distribution Agreements (each an “Agreement,” together, the “Agreements”) that the Fund has entered into with respect to its Share Classes, as applicable.

Class	Current Maximum 12b-1 Fees Allowed Under the Plans
A	0.75%(a)
B	1.00%
C	1.00%
S	0.75%(b)
S1	0.75%(b)
Administrative	0.75%(c)
Institutional Service	0.75%(d)
Investor	0.75%(e)
Participant	0.75%(f)
Reserve	0.75%(g)
Resource	1.00%(h)
R	1.00%(i)

Currently limited to 0.30% or less on Evergreen funds. Of this amount 0.25% is to be used exclusively as a service fee.  See the expense table in the prospectus of the Fund in which you are interested.

Currently limited to 0.60% or less on Evergreen money market funds. Of this amount 0.25% is to be used exclusively as a service fee.  See the expense table in the prospectus of the Fund in which you are interested.

Currently limited to 0.05% or less on Evergreen institutional money market funds. This amount is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

Currently limited to 0.25% or less on Evergreen institutional money market funds. This amount is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

Currently limited to 0.10% or less on Evergreen institutional money market funds. This amount is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

Currently limited to 0.50% or less on Evergreen institutional money market funds. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

Currently limited to 0.65% or less on Evergreen institutional money market funds. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

Currently limited to 0.80% or less on Evergreen institutional money market funds and Evergreen Cash Management Money Market Fund. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

Currently limited to 0.50% or less on Evergreen funds. Of this amount 0.25% is to be used exclusively as a service fee.  See the expense table in the prospectus of the Fund in which you are interested.

Of the amounts above, each class may pay under its Plan a maximum service fee of 0.25% to compensate organizations, which may include the Fund’s investment advisor or its affiliates, for personal services provided to shareholders and the maintenance of shareholder accounts.  The Fund may not, during any fiscal period, pay 12b-1 fees greater than the amounts described in the chart above under “Current Maximum 12b-1 Fees Allowed Under the Plans.” The Trustees may, without shareholder approval, increase the fees allowed under the Agreements up to the current maximum 12b-1 fees allowed under the Plans.

The Agreements provide that EIS will use the distribution fees received from the Fund for the following purposes:

(1)        to compensate broker-dealers or other persons for distributing Fund shares;

(2)        to compensate broker-dealers, depository institutions and other financial intermediaries for providing administrative, accounting and other services with respect to the Fund’s shareholders; and

(3)        to otherwise promote the sale of Fund shares.

The Agreements also provide that EIS may use distribution fees to make interest and principal payments in respect of amounts that have been financed to pay broker-dealers or other persons for distributing Fund shares.  EIS may assign its rights to receive compensation under the Plans to secure such financings.  Wachovia or its affiliates may finance payments made by EIS to compensate broker-dealers or other persons for distributing shares of the Fund.

In the event the Fund acquires the assets of another mutual fund, compensation paid to EIS under the Agreements may be paid by EIS to the acquired fund’s distributor or its predecessor.

Since EIS’s compensation under the Agreements is not directly tied to the expenses incurred by EIS, the compensation received by it under the Agreements during any fiscal year may be more or less than its actual expenses and may result in a profit to EIS.  Distribution expenses incurred by EIS in one fiscal year that exceed the compensation paid to EIS for that year may be paid from distribution fees received from the Fund in subsequent fiscal years.

Distribution fees are accrued daily and paid at least annually on Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares and are charged as class expenses, as accrued.  The distribution fees attributable to the Class B and Class C shares are designed to permit an investor to purchase such shares through broker‑dealers without the assessment of a front‑end sales charge, while at the same time permitting EIS to compensate broker‑dealers in connection with the sale of such shares.

            Service fees are accrued daily and paid at least annually on Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares and are charged as class expenses, as accrued.

            Under the Plans, the Treasurer of the Trust reports the amounts expended under the Plans and the purposes for which such expenditures were made to the Trustees of the Trust for their review on a quarterly basis.  Also, each Plan provides that the selection and nomination of the Independent Trustees are committed to the discretion of such Independent Trustees then in office.

            The investment advisor may from time to time from its own funds or such other resources as may be permitted by rules of the SEC make payments for distribution services to EIS; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

            Each Plan and the Agreement will continue in effect for successive 12‑month periods provided, however, that such continuance is specifically approved at least annually by the Trustees of the Trust or by vote of the holders of a majority of the outstanding voting securities of that class and, in either case, by a majority of the Independent Trustees of the Trust.

            The Plans permit the payment of fees to brokers and others for distribution and shareholder‑related administrative services and to broker‑dealers, depository institutions, financial intermediaries and administrators for administrative services as to Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares.  The Plans are designed to (i) stimulate brokers to provide distribution and administrative support services to the Fund and holders of Class A, Class B, Class C, Class S, Class S1 and Institutional Service shares and (ii) stimulate administrators to render administrative support services to the Fund and holders of Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares.  The administrative services are provided by a representative who has knowledge of the shareholder's particular circumstances and goals, and include, but are not limited to providing office space, equipment, telephone facilities, and various personnel including clerical, supervisory, and computer, as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries regarding Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares; assisting clients in changing dividend options, account designations, and addresses; and providing such other services as the Fund reasonably requests for its Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares.

            In the event that the Plan or Agreement is terminated or not continued with respect to one or more classes of the Fund, (i) no distribution fees (other than current amounts accrued but not yet paid) would be owed by the Fund to EIS with respect to that class or classes, and (ii) the Fund would not be obligated to pay EIS for any amounts expended under the Agreement not previously recovered by EIS from distribution services fees in respect of shares of such class or classes through deferred sales charges.

            All material amendments to any Plan or Agreement must be approved by a vote of the Trustees of the Trust or the holders of the Fund's outstanding voting securities, voting separately by class, and in either case, by a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval; and any Plan or Agreement may not be amended in order to increase materially the costs that a particular class of shares of the Fund may bear pursuant to the Plan or Agreement without the approval of a majority of the holders of the outstanding voting shares of the class affected.  Any Plan or Agreement may be terminated (i) by the Fund without penalty at any time by a majority vote of the holders of the outstanding voting securities of the Fund, voting separately by class or by a majority vote of the Independent Trustees, or (ii) by EIS.  To terminate any Agreement, any party must give the other parties 60 days' written notice; to terminate a Plan only, the Fund need give no notice to EIS.  Any Agreement will terminate automatically in the event of its assignment.  For more information about 12b-1 fees, see “Expenses” in the prospectus and “12b-1 Fees” under “Expenses” in Part 1 of this SAI.

SERVICE FEES AND COMMISSIONS PAID TO INVESTMENT FIRMS

            EIS will pay service fees to investment firms based on the average daily net asset value of Class A, Class B, Class C, Class S, Class S1, Administrative, Investor, Participant, Reserve, Resource, Institutional Service and Class R shares, as applicable, of a Fund which the investment firm has sold and which are issued and outstanding on the books of the Fund during each quarter, and which are registered in the names of customers for whom the investment firm is the dealer of record (“Eligible Shares”).

The rate of such service fees of a Fund for Class A and Institutional Service shares (excluding Evergreen money market funds, Evergreen Short-Intermediate Municipal Bond Fund, Evergreen Limited Duration Fund and Evergreen Short Intermediate Bond Fund) will be calculated quarterly at the rate of 0.0625% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.25% annually) during such quarter.

The rate of service fees of an Evergreen money market fund with Class A shares will be calculated quarterly at the rate of 0.075% per quarter of the average daily net asset value of such Eligible Shares (approximately 0.30% annually) during such quarter.

The rate of service fees of Evergreen Short-Intermediate Municipal Bond Fund, Evergreen Limited Duration Fund and Evergreen Short Intermediate Bond Fund for Class A shares will be calculated quarterly at the rate of 0.025% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.10% annually) during such quarter.

The rate of service fees of a Fund with Administrative Shares will be calculated quarterly at the rate of 0.0125% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.05% annually) during such quarter.

The rate of service fees of a Fund with Investor Shares will be calculated quarterly at the rate of 0.025% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.10% annually) during such quarter.

The rate of service fees of a Fund with Participant and Class R Shares will be calculated quarterly at the rate of 0.125% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.50% annually) during such quarter.

The rate of service fees of a Fund with Reserve Shares will be calculated quarterly at the rate of 0.1625% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.65% annually) during such quarter.

The rate of service fees of a Fund with Resource Shares will be calculated quarterly at the rate of 0.20% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.80% annually) during such quarter.

The rate of service fees of a Fund with Class S and Class S1 Shares will be calculated quarterly at the rate of 0.15% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.60% annually) during such quarter.

The amount of any service fee that exceeds 0.25% is considered an “asset-based sales charge” and is calculated into the appropriate maximum aggregate cap as specified in the rules of the National Association of Securities Dealers.

The rate of such service fees of a Fund for Class B shares will be calculated quarterly at the rate of 0.0625% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.25% annually) during such quarter.

EIS will pay service fees to investment firms based on the average daily net asset value of Class C shares of the Fund they have sold, provided such shares have been on the books of the Fund for a minimum of 13 months from the date of purchase (plus any reinvested distributions attributable to such shares), which have been issued and outstanding on the books of such Fund during the respective quarter and which are registered in the names of customers for whom the investment firm is the dealer of record (“Class C Eligible Shares”).  Such service fees will be calculated quarterly at the rate of 0.0625% per quarter of the average daily net asset value of all such Class C Eligible Shares (approximately 0.25% annually).

In any quarter in which total service fees earned by the investment firm on such Eligible Shares of all Funds are less than $50.00 in the aggregate, no service fees will be paid to the investment firm nor will such amounts be carried over for payment in a future quarter.  Service fees will be paid within five business days after the end of the service commission period in the respective quarter.  EIS will pay service fees only to the extent that such amounts have been paid to EIS by the Fund.

            No service fees are paid on sales of any Class I or Institutional shares of the Fund.

Commissions

            EIS pays commissions to investment firms for sales of Class A shares at the following rates:

Equity Funds (except Evergreen Envision Growth Fund, Evergreen Envision Growth and Income Fund, Evergreen Large Cap Equity Fund and Evergreen Equity Index Fund)	Your Investment	Dealer Commission as a % of Offering Price
	Up to $49,999	5.00%
	$50,000-$99,999	4.25%
	$100,000-$249,999	3.25%
	$250,000-$499,999	2.00%
	$500,000-$999,999	1.75%
	$1,000,000-$2,999,999	1.00% of the first $2,999,999, plus
	$3,000,000-$4,999,999	0.50% of the next $2,000,000, plus
	$5,000,000 or greater	0.25% of amounts equal to or over $5,000,000*

*    Evergreen Equity Index Fund pays 0.25% to investment firms for all amounts over $1,000,000.

Long-term Bond Funds (including Evergreen Envision Growth Fund, Evergreen Envision Growth and Income Fund, Evergreen Large Cap Equity Fund and Evergreen Equity Index Fund)	Your Investment	Dealer Commission as a % of Offering Price
	Up to $49,999	4.25%
	$50,000-$99,999	4.25%
	$100,000-$249,999	3.25%
	$250,000-$499,999	2.00%
	$500,000-$999,999	1.75%
	$1,000,000-$2,999,999	1.00% of the first $2,999,999, plus
	$3,000,000-$4,999,999	0.50% of the next $2,000,000, plus
	$5,000,000 or greater	0.25% of amounts equal to or over $5,000,000

Short-term Bond Funds	Your Investment	Dealer Commission as a % of Offering Price
	Up to $49,999	2.75%
	$50,000-$99,999	2.75%
	$100,000-$249,999	2.25%
	$250,000-$499,999	1.75%
	$500,000-$999,999	1.25%
	$1,000,000-$2,999,999	0.50% of the first $2,999,999, plus
	$3,000,000 or greater	0.25% of amounts equal to or over $3,000,000**

**  Evergreen Adjustable Rate Fund and Evergreen Ultra Short Opportunities Fund pay 0.25% to investment firms for all amounts over $1,000,000.

            EIS pays commissions, also referred to as a Dealer Allowance, to investment firms for sales of Class B shares in the amount of 4.00% of shares sold at the time of purchase.

EIS pays commissions to investment firms for sales of Class C shares in the amount of 1.00% of shares sold at the time of purchase.

EIS will also pay subsequent commissions to investment firms for sales of Class C shares based on the average daily net asset value of Class C shares of the Fund sold provided such shares have been on the books of the Fund for a minimum of 13 months from the date of purchase (plus any reinvested distributions attributable to such shares), which have been issued and outstanding on the books of such Fund during the calendar quarter and which are registered in the names of customers for whom the investment firm is the dealer of record (“Eligible Shares”).  Such commissions will be calculated quarterly at the rate of 0.1875% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.75% annually) during such quarter.  Such commissions will be paid by the twentieth day of the month before the end of the respective quarter.  Such commissions will continue to be paid to the investment firm quarterly so long as aggregate payments do not exceed applicable NASD limitations and other governing regulations.

            No commissions are paid on sales of any Class I, Administrative, Institutional Service, Investor, Participant, Reserve, Resource, Class R, Class S and Class S1 shares of a Fund.

TAX INFORMATION

Requirements for Qualifications as a Regulated Investment Company

            The Fund intends to qualify for and elect the tax treatment applicable to a regulated investment company (RIC) under Subchapter M of the Code.  (Such qualification does not involve supervision of management or investment practices or policies by the Internal Revenue Service.)  In order to qualify as a RIC, the Fund must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to proceeds from securities loans, gains from the sale or other disposition of securities or foreign currencies and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities, and net income from certain publicly traded partnerships; and (ii) diversify its holdings so that, at the end of each quarter of its taxable year, (a) at least 50% of the market value of the Fund's total assets is represented by cash, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), the securities of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses, or in the securities of one or more publicly traded partnerships.  By so qualifying, the Fund is not subject to federal income tax if it timely distributes its investment company taxable income and any net realized capital gains.  A 4% nondeductible excise tax will be imposed on the Fund to the extent it does not meet certain distribution requirements by the end of each calendar year.  The Fund anticipates meeting such distribution requirements.

Taxes on Distributions

Unless the Fund is a municipal bond or municipal money market fund, distributions will be taxable to shareholders whether made in shares or in cash.  Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of the Fund on the reinvestment date.

            To calculate ordinary income for federal income tax purposes, shareholders must generally include dividends paid by the Fund from its investment company taxable income (net taxable investment income plus net realized short‑term capital gains, if any).  The Fund will include dividends it receives from domestic corporations when the Fund calculates its gross investment income.  Unless the Fund is a corporate, U.S. Treasury, U.S. Government or municipal bond fund or a money market fund, it anticipates that all or a portion of the ordinary dividends which it pays will qualify for the 70% dividends-received deduction for corporations and the 15% rate of tax for other taxpayers who have met the relevant holding period requirements  The Fund will inform shareholders of the amounts that so qualify.  If the Fund is a corporate, U.S. Treasury, U.S. Government or municipal bond fund or a money market fund, none of its income will consist of corporate dividends; therefore, none of its distributions will qualify for the 70% dividends-received deduction for corporations or the 15% rate of tax for other taxpayers.

From time to time, the Fund will distribute the excess of its net long‑term capital gains over its short‑term capital loss to shareholders (i.e., capital gain dividends).  For federal tax purposes, shareholders must include such capital gain dividends when calculating their net long‑term capital gains.  Capital gain dividends are taxable as net long-term capital gains to a shareholder, no matter how long the shareholder has held the shares.

Distributions by the Fund reduce its NAV.  A distribution that reduces the Fund's NAV below a shareholder's cost basis is taxable as described above, although from an investment standpoint, it is a return of capital.  In particular, if a shareholder buys Fund shares just before the Fund makes a distribution, when the Fund makes the distribution the shareholder will receive what is in effect a return of capital.  Nevertheless, the shareholder may incur taxes on the distribution.  Therefore, shareholders should carefully consider the tax consequences of buying Fund shares just before a distribution.

All distributions, whether received in shares or cash, must be reported by each shareholder on his or her federal income tax return.  Each shareholder should consult a tax advisor to determine the state and local tax implications of Fund distributions.

If more than 50% of the value of the Fund's total assets at the end of a fiscal year is represented by securities of foreign corporations and the Fund elects to make foreign tax credits available to its shareholders, a shareholder will be required to include in his gross income both cash dividends and the amount the Fund advises him is his pro rata portion of income taxes withheld by foreign governments from interest and dividends paid on the Fund's investments.  The shareholder may be entitled, however, to take the amount of such foreign taxes withheld as a credit against his U.S. income tax, or to treat the foreign tax withheld as an itemized deduction from his gross income, if that should be to his advantage.  In substance, this policy enables the shareholder to benefit from the same foreign tax credit or deduction that he would have received if he had been the individual owner of foreign securities and had paid foreign income tax on the income therefrom.  As in the case of individuals receiving income directly from foreign sources, the credit or deduction is subject to a number of limitations.

Special Tax Information for Shareholders of Municipal Bond or Municipal Money Market Funds

The Fund expects that substantially all of its dividends will be "exempt interest dividends," which should be treated as excludable from federal gross income.  In order to pay exempt interest dividends, at least 50% of the value of the Fund's assets must consist of federally tax‑exempt obligations at the close of each quarter.  An exempt interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by the Fund with respect to its net federally excludable municipal obligation interest and designated as an exempt interest dividend in a written notice mailed to each shareholder not later than 60 days after the close of its taxable year.  The percentage of the total dividends paid by the Fund with respect to any taxable year that qualifies as exempt interest dividends will be the same for all shareholders of the Fund receiving dividends with respect to such year.  If a shareholder receives an exempt interest dividend with respect to any share and such share has been held for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the exempt interest dividend amount.

Any shareholder of the Fund who may be a “substantial user” (as defined by the Code, as amended) of a facility financed with an issue of tax‑exempt obligations or a "related person" to such a user should consult his tax advisor concerning his qualification to receive exempt interest dividends should the Fund hold obligations financing such facility.

            Under regulations to be promulgated, to the extent attributable to interest paid on certain private activity bonds, the Fund's exempt interest dividends, while otherwise tax‑exempt, will be treated as a tax preference item for alternative minimum tax purposes.  Corporate shareholders should also be aware that the receipt of exempt interest dividends could subject them to alternative minimum tax under the provisions of Section 56(g) of the Code (relating to "adjusted current earnings").

Interest on indebtedness incurred or continued by shareholders to purchase or carry shares of the Fund will not be deductible for federal income tax purposes to the extent of the portion of the interest expense relating to exempt interest dividends.  Such portion is determined by multiplying the total amount of interest paid or accrued on the indebtedness by a fraction, the numerator of which is the exempt interest dividends received by a shareholder in his taxable year and the denominator of which is the sum of the exempt interest dividends and the taxable distributions out of the Fund's investment income and long‑term capital gains received by the shareholder.

Taxes on the Sale or Exchange of Fund Shares

            Upon a sale or exchange of Fund shares, a shareholder will realize a taxable gain or loss depending on his or her basis in the shares.  A shareholder must treat such gains or losses as a capital gain or loss if the shareholder held the shares as capital assets.  Capital gain on assets held for more than 12 months is generally subject to a maximum federal income tax rate of 15% for an individual.  Generally, the Code will not allow a shareholder to realize a loss on shares he or she has sold or exchanged and replaced within a 61-day period beginning 30 days before and ending 30 days after he or she sold or exchanged the shares.  The Code will not allow a shareholder to realize a loss on the sale of Fund shares held by the shareholder for six months or less to the extent the shareholder received exempt interest dividends on such shares.  Moreover, the Code will treat a shareholder's loss on shares held for six months or less as a long‑term capital loss to the extent the shareholder received distributions of net capital gains on such shares.

            Shareholders who fail to furnish their taxpayer identification numbers to the Fund and to certify as to its correctness and certain other shareholders may be subject to a federal income tax backup withholding requirement at the rate of 28% on dividends, distributions of capital gains and redemption proceeds paid to them by the Fund.  If the withholding provisions are applicable, any such dividends or capital gain distributions to these shareholders, whether taken in cash or reinvested in additional shares, and any redemption proceeds will be reduced by the amounts required to be withheld.  Investors may wish to consult their own tax advisors about the applicability of the backup withholding provisions.

Other Tax Considerations

            The foregoing discussion relates solely to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates).  It does not reflect the special tax consequences to certain taxpayers (e.g., banks, insurance companies, tax exempt organizations and foreign persons).  Shareholders are encouraged to consult their own tax advisors regarding specific questions relating to federal, state and local tax consequences of investing in shares of the Fund.  Each shareholder who is not a U.S. person should consult his or her tax advisor regarding the U.S. and foreign tax consequences of ownership of shares of the Fund.  The Fund will withhold a tax at a rate of 30% (or lower under a tax treaty) on all ordinary dividend distributions to non-U.S. persons.  Under recent legislation, the withholding obligation generally does not apply to properly designated dividends derived from certain interest income of the Fund or from short-term capital gains of the Fund which are paid with respect to Fund years beginning after December 31, 2004 and before January 1, 2008. The Fund does not intend to make the designations that would be required to take advantage of this provision. Consequently, all dividend distributions to non-U.S. persons will be subject to withholding.

BROKERAGE

Brokerage Commissions

If the Fund invests directly in equity securities, it expects to buy and sell them through brokerage transactions for which commissions are payable.  Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down.  Where transactions are made in the over-the-counter market, the Fund will deal with primary market makers unless more favorable prices are otherwise obtainable.

If the Fund invests directly in fixed income securities, it expects to buy and sell them directly from the issuer or an underwriter or market maker for the securities.  Generally, the Fund will not pay brokerage commissions for such purchases.  When the Fund buys a security from an underwriter, the purchase price will usually include an underwriting commission or concession.  The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down.  When the Fund executes transactions in the over‑the‑counter market, it will deal with primary market makers unless more favorable prices are otherwise obtainable.

Selection of Brokers

When buying and selling portfolio securities, the advisor seeks brokers who can provide the most benefit to the Fund.  When selecting a broker, the investment advisor will primarily look for the best price at the lowest commission, but in the context of the broker’s:

1.         ability to provide the best net financial result to the Fund;

2.         efficiency in handling trades;

3.         ability to trade large blocks of securities;

            4.         readiness to handle difficult trades;

5.         financial strength and stability; and

6.         provision of “research services,” defined as (a) reports and analyses concerning issuers, industries, securities and economic factors and (b) other information useful in making investment decisions.

The Fund may pay higher brokerage commissions to a broker providing it with research services, as defined in item 6, above, including Wachovia Securities, LLC, an affiliate of the Fund’s investment advisor.  Pursuant to Section 28(e) of the Securities Exchange Act of 1934, this practice is permitted if the commission is reasonable in relation to the brokerage and research services provided.  Research services provided by a broker to the investment advisor do not replace, but supplement, the services the investment advisor is required to deliver to the Fund.  It is impracticable for the investment advisor to allocate the cost, value and specific application of such research services among its clients because research services intended for one client may indirectly benefit another.

When selecting a broker for portfolio trades, the investment advisor may not consider the amount of Fund shares a broker has sold.

            Wachovia Securities, LLC, an affiliate of the Fund’s investment advisor and a member of the New York and American Stock Exchanges, may effect portfolio transactions on those exchanges for the Fund. Wachovia Securities, LLC, is a majority-owned subsidiary of Wachovia Corporation, the Fund’s investment advisor’s parent.

Simultaneous Transactions

The investment advisor makes investment decisions for the Fund independently of decisions made for its other clients.  When a security is suitable for the investment objective of more than one client, it may be prudent for the investment advisor to engage in a simultaneous transaction, that is, buy or sell the same security for more than one client.   The investment advisor strives for an equitable result in such transactions by using an allocation formula. The high volume involved in some simultaneous transactions can result in greater value to the Fund, but the ideal price or trading volume may not always be achieved for the Fund.

ORGANIZATION

            The following is qualified in its entirety by reference to the Trust’s Declaration of Trust.

Description of Shares

            The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of series and classes of shares.  Each share of the Fund represents an equal proportionate interest with each other share of that series and/or class.  Upon liquidation, shares are entitled to a pro rata share of the Trust based on the relative net assets of each series and/or class.  Shareholders have no preemptive or conversion rights.  Shares are redeemable and transferable.

Voting Rights

            Under the terms of the Declaration of Trust, the Trust is not required to hold annual meetings.  At meetings called for the initial election of Trustees or to consider other matters, each share is entitled to one vote for each dollar of “NAV” applicable to such share.  Shares generally vote together as one class on all matters.  Classes of shares of the Fund have equal voting rights.  No amendment may be made to the Declaration of Trust that adversely affects any class of shares without the approval of a majority of the votes applicable to the shares of that class.  Shares have non‑cumulative voting rights, which means that the holders of more than 50% of the votes applicable to shares voting for the election of Trustees can elect 100% of the Trustees to be elected at a meeting and, in such event, the holders of the remaining shares voting will not be able to elect any Trustees.

            After the initial meeting as described above, no further meetings of shareholders for the purpose of electing Trustees will be held, unless required by law (for such reasons as electing or removing Trustees, changing fundamental policies, and approving advisory agreements or 12b-1 plans), unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time, the Trustees then in office will call a shareholders' meeting for the election of Trustees.

Limitation of Trustees' Liability

            The Declaration of Trust provides that a Trustee will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties involved in the conduct of his office.

Code of Ethics

            The Trust, its principal underwriter and its various investment advisors have each adopted a code of ethics pursuant to the requirements of Rule 17j-1 of the 1940 Act (“Code of Ethics”).  Each of these Codes of Ethics permits Fund personnel to invest in securities for their own accounts and is on file with, and available from, the SEC.

INVESTMENT ADVISORY AGREEMENT

            On behalf of the Fund, the Trust has entered into an investment advisory agreement with the Fund’s investment advisor (the "Advisory Agreement").  Under the Advisory Agreement, and subject to the supervision of the Trust's Board of Trustees, the investment advisor furnishes to the Fund investment advisory, management and administrative services, office facilities, and equipment in connection with its services for managing the investment and reinvestment of the Fund's assets.  The investment advisor pays for all of the expenses incurred in connection with the provision of its services.

              The Fund pays for all charges and expenses, other than those specifically referred to as being borne by the investment advisor, including, but not limited to, (1) custodian charges and expenses; (2) bookkeeping and auditors' charges and expenses; (3) transfer agent charges and expenses; (4) fees and expenses of Independent Trustees; (5) brokerage commissions, brokers' fees and expenses; (6) issue and transfer taxes; (7) applicable costs and expenses under the Distribution Plan (as described above) (8) taxes and trust fees payable to governmental agencies; (9) the cost of share certificates; (10) fees and expenses of the registration and qualification of the Fund and its shares with the SEC or under state or other securities laws; (11) expenses of preparing, printing and mailing prospectuses, SAIs, notices, reports and proxy materials to shareholders of the Fund; (12) expenses of shareholders' and Trustees' meetings; (13) charges and expenses of legal counsel for the Fund and for the Independent Trustees on matters relating to the Fund; (14) charges and expenses of filing  annual and other reports with the SEC and other authorities; and (15) all extraordinary charges and expenses of the Fund. For information on advisory fees paid by the Fund, see “Expenses” in Part 1 of this SAI.

            The Advisory Agreement continues in effect for two years from its effective date and, thereafter, from year to year only if approved at least annually by the Board of Trustees of the Trust or by a vote of a majority of the Fund's outstanding shares.  In either case, the terms of the Advisory Agreement and continuance thereof must be approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated, without penalty, on 60 days' written notice by the Trust's Board of Trustees or by a vote of a majority of outstanding shares.  The Advisory Agreement will terminate automatically upon its "assignment" as that term is defined in the 1940 Act.

In considering approval of the investment advisory and administration agreements with EIMC with respect to the Funds the Trustees considered, among other factors, the portfolio management team’s investment approach, its demonstrated capability in each Fund’s investment universe, the anticipated expenses of each Fund, and the fact that the Funds would pay no management fee or administration fee to EIMC or EIS, although EIMC and EIS would receive management and administration fees from the underlying funds in which the Funds invest.  The Trustees reviewed comparisons of each Fund’s projected expenses to the expenses of funds with similar investment strategies as well as information regarding EIMC’s historical investment performance in respect of comparable investment products. On the basis of the foregoing, the Trustees concluded that approval of the investment advisory and administration agreements with EIMC and EIS would be in the best interests of each Fund’s shareholders in view of the portfolio management team’s past performance, the fact that EIMC and EIS would be charging no fees at the Envision Fund level, and the fact that the Fund’s overall expense ratio appeared reasonable.In considering the investment advisory agreement, the Trustees took into account indirect benefits to EIMC, including, among others, the fact that growth in the assets within the Envision Funds would result in additions to assets under management in the underlying Evergreen funds, that EIMC benefits from soft-dollar research and brokerage services from transactions by the Evergreen funds, and that Wachovia Securities and its affiliates receive revenues from providing brokerage services to the underlying funds.  The Trustees concluded that the arrangements to be put in place in respect of these Funds were comparable to those in place for the Evergreen funds generally and appeared reasonable in light of that consideration.

Transactions Among Advisory Affiliates

            The Trust has adopted procedures pursuant to Rule 17a‑7 of the 1940 Act ("Rule 17a‑7 Procedures").  The Rule 17a‑7 Procedures permit the Fund to buy or sell securities from another investment company for which a subsidiary of Wachovia Corporation is an investment advisor.  The Rule 17a‑7 Procedures also allow the Fund to buy or sell securities from other advisory clients for whom a subsidiary of Wachovia Corporation is an investment advisor.  The Fund may engage in such transaction if it is equitable to each participant and consistent with each participant's investment objective.

PORTFOLIO MANAGERS

Other Funds and Accounts Managed.  The following table provides information about the registered investment companies and other pooled investment vehicles and accounts managed by the portfolio managers of the Funds as of August 12, 2005.

Portfolio Manager		(Assets in thousands)
Matthew S. Wedding
	None................................................................................	$0

Conflicts of Interest.  Portfolio managers may experience certain conflicts of interest in managing the Funds’ investments, on the one hand, and the investments of other accounts, including other Evergreen funds, on the other.  For example, if a portfolio manager identifies a limited investment opportunity, such as an initial public offering, that may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of that investment across all eligible funds and accounts. EIMC and Evergreen International have policies and procedures to address potential conflicts of interest relating to the allocation of investment opportunities.  EIMC’s policies and procedures relating to the allocation of investment opportunities address these potential conflicts by limiting portfolio manager discretion and are intended to result in fair and equitable allocations among all products managed by that portfolio manager or team that might be eligible for a particular investment.  However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

The management of multiple Funds and other accounts may give rise to potential conflicts of interest, particularly if the Funds and accounts have different objectives, benchmarks and time horizons, as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts.  For example, in certain instances, a portfolio manager may take conflicting positions in a particular security for different accounts, by selling a security for one account and continuing to hold it for another account.  In addition, the management of other accounts may require the portfolio manager to devote less than all of his or her time to a Fund, which may constitute a conflict with the interest of the Fund. EIMC and Evergreen International seek to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline, such as investing in large capitalization equity securities.  Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest.

Neither EIMC nor Evergreen International receive a performance fee for their management of the Funds, other than Evergreen Large Cap Equity Fund.  EIMC, Evergreen International and/or a portfolio manager may have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Funds – for instance, those that pay a higher advisory fee and/or have a performance fee.  The policies of EIMC and Evergreen International, however, require that portfolio managers treat all accounts they manage equitably and fairly.

EIMC has a policy allowing it to aggregate sale and purchase orders of securities for all accounts with similar orders if, in EIMC’s reasonable judgment, such aggregation is reasonably likely to result generally in lower per-share brokerage commission costs.  In such event, each client may be charged or credited, as the case may be, the average transaction price of all securities purchased or sold in such transaction.  As a result, however, the price may be less favorable to a client than it would be if similar transactions were not being executed concurrently for other accounts.  In addition, in many instances, the purchase or sale of securities for accounts will be effected simultaneously with the purchase or sale of like securities for other accounts.  Such transactions may be made at slightly different prices, due to the volume of securities purchased or sold.  EIMC has also adopted policies and procedures in accordance with Rule 17a-7 under the 1940 Act relating to transfers effected without a broker-dealer between registered investment companies or a registered investment company client and another advisory client, to ensure compliance with the rule and fair and equitable treatment of both clients involved in such transactions.  Evergreen International has similar policies relating to brokerage, aggregation and fair allocation of trades.

Portfolio managers may also experience certain conflicts between their own personal interests and the interests of the accounts they manage, including the Funds.  A potential conflict may arise if a portfolio manager were to have a larger personal investment in one fund than he or she does in another, giving the portfolio manager an incentive to allocate a particular investment opportunity to the fund in which he or she holds a larger stake.  EIMC’s Code of Ethics addresses potential conflicts of interest that may arise in connection with a portfolio manager’s activities outside EIMC by prohibiting, without prior written approval from the Code of Ethics Compliance Officer, portfolio managers from participating in investment clubs and from providing investment advice to, or managing, any account or portfolio in which the portfolio manager does not have a beneficial interest and that is not a client of EIMC.  The Codes of Ethics of TAG and EIA have similar provisions.

Compensation.  For EIMC, TAG and EIA, portfolio managers’ compensation consists primarily of a base salary and an annual bonus.  Each portfolio manager’s base salary is reviewed annually and adjusted based on consideration of various factors specific to the individual portfolio manager, including, among others, experience, quality of performance record and breadth of management responsibility, and based on a comparison to competitive market data provided by external compensation consultants.  The annual bonus pool for portfolio managers and other employees that are eligible to receive bonuses is determined based on the overall profitability of the firm during the relevant year.

The annual bonus for the Funds’ portfolio manager is subjectively based, measured against predetermined objectives and evaluated in light of other discretionary considerations.  Objectives are set in several categories, including successful execution of job accountabilities and unit initiatives, teamwork, leadership and development of staff.  Effective management of the Funds, to include monitoring the appropriateness of the asset allocation strategies in these Funds over time, maintaining target allocations of the various portfolios within ranges specified, overseeing the performance of the underlying funds, and making adjustments as appropriate to optimize performance, will be among the job accountabilities upon which a bonus is based.

Portfolio managers may also receive equity incentive awards (non-qualified stock options and/or restricted stock) in Wachovia Corporation, EIMC’s publicly traded parent company, based on their performance and/or positions held.  Equity incentive awards are made based on subjective review of the factors that are considered in determining base salary and the annual bonus.

In addition, portfolio managers may participate, at their election, in various benefits programs, including the following:

medical, dental, vision and prescription benefits,

life, disability and long-term care insurance,

before-tax spending accounts relating to dependent care, health care, transportation and parking, and various other services, such as family counseling and employee assistance programs, prepaid or discounted legal services, health care advisory programs and access to discount retail services.

These benefits are broadly available to EIMC and TAG employees, but certain benefits may not be available to EIA employees.  Senior level employees, including many portfolio managers but also including many other senior level executives, may pay more or less than employees that are not senior level for certain benefits, or be eligible for, or required to participate in, certain benefits programs not available to employees who are not senior level.  For example, only senior level employees above a certain compensation level are eligible to participate in the Wachovia Corporation deferred compensation plan, and certain senior level employees are required to participate in the deferred compensation plan.

Fund Holdings.  As of August 12, 2005, the Fund is a new fund which has not operated for a fiscal year, there is no share ownership information available to report.

The table below presents the dollar range of total exposure to the Evergreen family of funds (including both open-end and closed-end funds) by each portfolio manager as of August 12, 2005.  Total exposure equals the sum of (i) the portfolio manager’s beneficial ownership in direct Evergreen fund holdings, plus (ii) the portfolio manager’s Evergreen fund holdings through the Wachovia Corporation 401(k) plan, plus (iii) the portfolio manager’s Wachovia Corporation deferred compensation plan exposure to Evergreen funds.

Portfolio Manager

Matthew S. Wedding.........................	$50,001 – 100,000

The table below presents the dollar range of total exposure to the Evergreen family of funds (including both open-end and closed-end funds) by certain members of senior management of EIMC and its affiliates that are involved in Evergreen’s mutual fund business as of December 31, 2004.  Total exposure equals the sum of (i) the individual’s beneficial ownership in direct Evergreen fund holdings, plus (ii) the individual’s Evergreen fund holdings through the Wachovia Corporation 401(k) plan, plus (iii) the individual’s Wachovia Corporation deferred compensation plan exposure to Evergreen funds.

Maryann Bruce................................ President, EIS	$100,001 – 500,000
Christopher Conkey......................... Chief Investment Officer, EIMC	Over $1,000,000
Dennis Ferro................................... Chief Executive Officer, EIMC	Over $1,000,000
Richard Gershen.............................. Head of Business Strategy, Risk and Product Management, EIMC	$500,001 – 1,000,000
W. Douglas Munn............................ Chief Operating Officer, EIMC	$100,001 – 500,000
Patrick O’Brien................................ President, Institutional Division, EIMC	Over $1,000,000
MANAGEMENT OF THE TRUST

The Trust is supervised by a Board of Trustees that is responsible for representing the interests of shareholders.  The Trustees meet periodically throughout the year to oversee the Fund’s activities, reviewing, among other things, the Fund’s performance and its contractual arrangements with various service providers.  Each Trustee is paid a fee for his or her services.  See “Expenses-Trustee Compensation” in Part 1 of this SAI.

      The Board of Trustees has appointed an Executive Committee consisting of K. Dun Gifford, Dr. Russell A. Salton, III and Chairman of the Board, Michael S. Scofield.  The Executive Committee recommends Trustees to fill vacancies, prepares the agenda for Board meetings and acts on routine matters between scheduled Board meetings.  The Executive Committee met 19 times during fiscal year 2005.  The Board of Trustees has also appointed an Audit Committee, as defined by Section 3(a)(58)(A) of the Securities Exchange Act of 1934.  The purpose of the Audit Committee is to evaluate financial management, meet with the auditors and deal with other matters of a financial nature that it deems appropriate.  The Audit Committee met 5 times during fiscal year 2005.  The Audit Committee consists of Shirley L. Fulton, K. Dun Gifford, Gerald M. McDonnell and William W. Pettit and Chairman of the Committee, Charles A. Austin III.  Each member of the Audit Committee is “independent” as defined in the American Stock Exchange’s listing standards.  The Board of Trustees also has appointed a Performance Committee. The purpose of the Performance Committee is to review all activities involving investment-related issues and activities of EIMC and to assess the performance of the Fund.  The Performance Committee met 5 times during fiscal year 2005.  The Performance Committee consists of Dr. Leroy Keith, David M. Richardson, Dr. Russell A. Salton, III, Richard Wagoner and Chairman of the Committee, Richard J. Shima.  The 15(c) Committee, consisting of K. Dun Gifford, Dr. Russell A. Salton, III and Chairman of the Board, Michael S. Scofield, is responsible for gathering relevant information to assist the full Board in fulfilling its obligations relating to the initial approval and renewal of advisory and distribution contracts pursuant to Section 15 of the 1940 Act.  It may request information from and submit questions to the Fund's investment advisor and its affiliates in order for the full Board of Trustees to determine whether or not to enter into or renew Fund contracts.

The Qualified Legal Compliance Committee, consisting of K. Dun Gifford, Dr. Russell A. Salton, III and Chairman of the Board, Michael S. Scofield, is responsible for the establishment of written procedures for the confidential receipt, retention and consideration of any report of evidence of a material violation of an applicable U.S. federal or state securities law, a material breach of a fiduciary duty arising under U.S. federal or state law, or a similar material violation of any U.S. federal or state law by a Fund or by any officer, Trustee, employee or agent of a Fund.  The Committee is also responsible for determining whether an investigation is necessary regarding any report of evidence of a material violation.  If it is determined that there has been a material violation, the Committee is responsible for informing the Fund’s chief legal officer and chief executive officer and taking all other appropriate actions to respond to evidence of a material violation.

The Trust has a Distribution and Shareholder Service Committee, which consists of Dr. Leroy Keith, David Richardson, Gerald McDonnell and the Chairman of the Committee, Richard Wagoner. The Distribution and Shareholder Service Committee oversees and assists Trustee oversight of: the means by which shares of the Evergreen funds are marketed and sold, expenditures by the Funds’ distributor of amounts paid under the Funds’ Rule 12b-1 plans, the nature and quality of services provided by the Funds’ transfer agent, and the overall level of servicing provided to shareholders in the Funds. The Distribution and Shareholder Service Committee was formed on March 16, 2005.  Since April 30, 2005, the Distribution and Shareholder Service Committee has met once.

The Trust has a Litigation Oversight Committee, which consists of the members of the Executive Committee, Shirley L. Fulton and William W. Pettit. The Litigation Oversight Committee oversees and assists Trustee oversight of: litigation commenced by or against the Evergreen funds; litigation commenced by or against any service provider to the Funds that relates to the Funds or that may have a material effect on the service provider’s ability to perform its services to the Funds; non-routine regulatory actions, examinations, inspections, or other activities in respect of any service provider to the Funds that relate to its services to the Funds or that may have a material effect on the service provider’s ability to perform its services to the Funds. The Litigation Oversight Committee was formed on March 16, 2005.  Since April 30, 2005, the Litigation Oversight Committee has met once.

      The Trust has a Pricing Committee, which consists of the members of the Executive Committee and the Chairman of the Audit Committee.  The Pricing Committee is responsible for general oversight of the process of the pricing of the Fund’s investments. For the fiscal year 2005, the Pricing Committee held 6 committee meetings.

            Set forth below are the Trustees of each of the twelve Evergreen Trusts.  Unless otherwise indicated, the address for each Trustee is P.O. Box 20083, Charlotte, North Carolina 28202. All shareholder communications should be sent to this address.

Independent Trustees:

Name and

Date of Birth	Position with Trust	Beginning Year of Term of Office[1]	Principal Occupations for Last Five Years	Number of Portfolios Overseen in Evergreen Funds Complex as of 12/31/2004	Other Directorships held outside of Evergreen Funds Complex
Charles A. Austin III DOB: 10/23/1934	Trustee	1991	Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Director, The Francis Ouimet Society; Former Director, Health Development Corp. (fitness-wellness centers); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice)	93	None
Shirley L. Fulton DOB: 1/10/1952	Trustee	2004	Partner, Tin, Fulton, Greene & Owen, PLLC (law firm); Former Partner, Helms, Henderson & Fulton, P.A. (law firm); Retired Senior Resident Superior Court Judge, 26th Judicial District, Charlotte, NC	93	None
K. Dun Gifford DOB: 10/23/1938	Trustee	1974	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust	93	None
Dr. Leroy Keith, Jr. DOB: 2/14/1939	Trustee	1983	Partner, Stonington Partners, Inc. (private equity firm); Trustee, The Phoenix Group of Mutual Funds; Director, Obagi Medical Products Co.; Director, Diversapack Co.; Former Director, Lincoln Educational Services; Former Chairman of the Board and Chief Executive Officer, Carson Products Company (manufacturing); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust	93	Trustee, The Phoenix Group of Mutual Funds
Gerald M. McDonnell DOB: 7/14/1939	Trustee	1988	Manager of Commercial Operations, SMI Steel Co. - South Carolina (steel producer); Former Sales and Marketing Manager, Nucor Steel Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust	93	None
William Walt Pettit DOB: 8/26/1955	Trustee	1984	Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp.; Director, National Kidney Foundation of North Carolina, Inc.; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust	93	None

David M. Richardson

DOB: 9/19/1941	Trustee	1982	President, Richardson, Runden LLC (executive recruitment business development/consulting company); Consultant, Kennedy Information, Inc. (executive recruitment information and research company); Consultant, AESC (The Association of Executive Search Consultants); Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP (communications); Former Vice Chairman, DHR International, Inc. (executive recruitment); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust	93	None

Dr. Russell A. Salton, III

DOB: 6/2/1947	Trustee	1984	President/CEO, AccessOne MedCard; Former Medical Director, Healthcare Resource Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health Services; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust	93	None
Michael S. Scofield DOB: 2/20/1943	Trustee	1984	Director and Chairman, Branded Media Corporation (multi-media branding company); Attorney, Law Offices of Michael S. Scofield; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust	93	None

Richard J. Shima

DOB: 8/11/1939	Trustee	1993	Independent Consultant; Director, Trust Company of CT; Trustee, Saint Joseph College (CT); Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director, Enhance Financial Services, Inc.; Former Director, Old State House Association; Former Director of CTG Resources, Inc. (natural gas); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust	93	None

Interested Trustee:

Richard K. Wagoner, CFA[2] DOB: 12/12/1937	Trustee	1999	Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Consultant to the Boards of Trustees of the Evergreen funds; Former Trustee, Mentor Funds and Cash Resource Trust	93	None

1     Each Trustee, except Ms. Fulton, serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. As a new Trustee, Ms. Fulton's initial term ends March 31, 2007 at which time she may be re-elected by Trustees to serve until her death, resignation, retirement or removal from office by the Trustees.

2     Mr. Wagoner is an "interested person" of the Evergreen funds because of his ownership of shares in Wachovia Corporation, the parent to the Evergreen funds' investment advisor.

Trustee Ownership of Evergreen Funds Shares

               Set forth in the table below are the names of the Evergreen funds in which the Trustees are invested through direct ownership of fund shares or through the Trustees’ Deferred Compensation Plan. The table shows the dollar range of each Trustee’s investment in each Fund and the aggregate dollar range of their investment in the Evergreen fund complex, as of December 31, 2004.

Trustee

	Fund	Dollar Range of Investment in Fund	Aggregate Dollar Range of Investments in Evergreen Funds Complex
Charles A. Austin III	Evergreen Aggressive Growth Fund[1]	$50,001-$100,000	Over $100,000
	Evergreen Core Bond Fund[1]	$10,001-$50,000
	Evergreen Equity Income Fund[1]	$10,001-$50,000
	Evergreen Growth Fund[1]	$50,001-$100,000
	Evergreen Health Care Fund[2]	Over $100,000
	Evergreen Large Cap Value Fund[1]	$10,001-$50,000
	Evergreen Mid Cap Growth Fund[1]	$50,001-$100,000
	Evergreen Money Market Fund	$50,001-$100,000
	Evergreen Omega Fund[2]	$50,001-$100,000
Shirley L. Fulton	Evergreen Asset Allocation[1]	$1-$10,000	$10,001-$50,000
	Evergreen Equity Income Fund[1]	$1-$10,000
	Evergreen Mid Cap Growth Fund[1]	$1-$10,000
	Evergreen Utility and Telecommunications Fund[1]	$10,001-$50,000
K. Dun Gifford	Evergreen Fundamental Large Cap Fund (formerly Evergreen Growth and Income Fund)	$10,001-$50,000	$10,001-$50,000
	Evergreen Health Care Fund	$10,001-$50,000
Dr. Leroy Keith, Jr.	Evergreen Limited Duration Fund	$10,001-$50,000	$10,001-$50,000
	Evergreen Omega Fund	$1-$10,000
Gerald M. McDonnell[3]	Evergreen Adjustable Rate Fund	$10,001-$50,000	Over $100,000
	Evergreen Asset Allocation Fund[1]	$50,001-$100,000
	Evergreen Emerging Markets Growth Fund	$10,001-$50,000
	Evergreen Equity Income Fund	$10,001-$50,000
	Evergreen Fund[1]	$50,001-$100,000
	Evergreen Foundation Fund[1]	$50,001-$100,000
	Evergreen Global Large Cap Equity Fund[1]	$10,001-$50,000
	Evergreen Fundamental Large Cap Fund (formerly Evergreen Growth and Income Fund)	$10,001-$50,000
	Evergreen Health Care Fund	$1-$10,000
	Evergreen Income Advantage Fund	$1-$10,000
	Evergreen Large Cap Value Fund[1]	$50,001-$100,000
	Evergreen Managed Income Fund	$1-$10,000
	Evergreen Money Market Fund[1]	$10,001-$50,000
	Evergreen Omega Fund[1]	$10,001-$50,000
	Evergreen Short Intermediate Bond Fund	$1-$10,000
	Evergreen Strategic Municipal Bond Fund	$10,001-$50,000
	Evergreen Utilities and High Income Fund	$1-$10,000
William Walt Pettit	Evergreen Aggressive Growth Fund[2]	Over $100,000	Over $100,000
	Evergreen Asset Allocation Fund[1]	$10,001-$50,000
	Evergreen Emerging Markets Growth Fund	$1-$10,000
	Evergreen Equity Income Fund[2]	$10,001-$50,000
	Evergreen Fund[1]	$50,001-$100,000
	Evergreen Foundation Fund[1]	$10,001-$50,000
	Evergreen Global Large Cap Equity Fund[2]	$10,001-$50,000
	Evergreen Global Opportunities Fund[1]	$10,001-$50,000
	Evergreen Growth Fund[1]	Over $100,000
	Evergreen Fundamental Large Cap Fund (formerly Evergreen Growth and Income Fund)	$10,001-$50,000
	Evergreen Health Care Fund[1]	Over $100,000
	Evergreen International Equity Fund[1]	Over $100,000
	Evergreen Large Cap Value Fund[1]	$10,001-$50,000
	Evergreen Masters Fund[1]	$10,001-$50,000
	Evergreen Mid Cap Growth Fund[1]	$1-$10,000
	Evergreen Money Market Fund	$10,001-$50,000
	Evergreen Omega Fund[1]	Over $100,000
	Evergreen Strategic Growth Fund[1]	$1-$10,000
	Evergreen Utility and Telecommunications Fund[1]	$50,001-$100,000
David M. Richardson	Evergreen Asset Allocation Fund	$10,001-$50,000	Over $100,000
	Evergreen Equity Index Fund	$10,001-$50,000
	Evergreen Managed Income Fund	$10,001-$50,000
	Evergreen Omega Fund	$10,001-$50,000
	Evergreen Utilities and High Income Fund	$10,001-$50,000
Dr. Russell A. Salton, III	Evergreen Asset Allocation Fund[1]	Over $100,000	Over $100,000
	Evergreen Global Opportunities Fund[1]	Over $100,000
	Evergreen Large Cap Value Fund[1]	Over $100,000
Michael S. Scofield	Evergreen Aggressive Growth Fund	$10,001-$50,000	Over $100,000
	Evergreen Balanced Fund	$10,001-$50,000
	Evergreen Core Bond Fund[2]	Over $100,000
	Evergreen Equity Income Fund	$1-$10,000
	Evergreen Equity Index Fund	$10,001-$50,000
	Evergreen Foundation Fund[1]	Over $100,000
	Evergreen Income Advantage Fund	$1-$10,000
	Evergreen Managed Income Fund	$1-$10,000
	Evergreen Omega Fund	$10,001-$50,000
	Evergreen Short Intermediate Bond Fund	$10,001-$50,000
	Evergreen Treasury Money Market Fund	Over $100,000
Richard J. Shima	Evergreen Asset Allocation Fund[1]	$50,001-$100,000	Over $100,000
	Evergreen Connecticut Municipal Bond Fund	$50,001-$100,000
	Evergreen Global Large Cap Equity Fund	Over $100,000
	Evergreen Global Opportunities Fund	Over $100,000
	Evergreen Income Advantage Fund	$10,001-$50,000
	Evergreen International Equity Fund	$10,001-$50,000
	Evergreen Large Cap Value Fund[1]	$50,001-$100,000
	Evergreen Managed Income Fund	$10,001-$50,000
	Evergreen Omega Fund	$50,001-$100,000
	Evergreen Tax Strategic Foundation Fund	$50,001-$100,000
	Evergreen Utilities and High Income Fund	$10,001-$50,000
Richard K. Wagoner	Evergreen Equity Income Fund	Over $100,000	Over $100,000
	Evergreen Income Advantage Fund	$1-$10,000
	Evergreen Managed Income Fund	$1-$10,000
	Evergreen Mid Cap Growth Fund	$50,001-$100,000
	Evergreen Money Market Fund	$10,001-$50,000
	Evergreen Municipal Money Market Fund	$10,001-$50,000
	Evergreen Omega Fund	Over $100,000
	Evergreen Special Values Fund	Over $100,000
	Evergreen Utilities and High Income Fund	$1-$10,000

1          Invested through the Trustees’ Deferred Compensation Plan.  The Deferred Compensation Plan allows each Trustee to defer any or all of his or her compensation for serving as Trustee, and to have such compensation invested into a deferral account.  The investment performance of the deferral account is based on the investment performance of the particular Evergreen fund(s) selected by the Trustee.

2          Amount shown includes direct investments as well as investments through the Trustees' Deferred Compensation Plan. Dollar ranges of investments held directly in these funds are as follows: Mr. Austin – Evergreen Health Care Fund, $10,001 - $50,000; Evergreen Omega Fund, $10,001 - $50,000. Mr. Pettit – Evergreen Aggressive Growth Fund, $1 - $10,000; Evergreen Equity Income Fund, $1 - $10,000; Evergreen Global Large Cap Equity Fund, $1 - $10,000. Mr. Scofield – Evergreen Core Bond Fund, $50,001 - $100,000.

3     In addition to the amounts shown in the table, Mr. McDonnell has $10,001-$50,000 invested in a 529 Education Savings Plan which may from time to time invest in certain of the Evergreen funds.

Set forth below are the officers of each of the twelve Evergreen Trusts.

Name, Address and Date of Birth	Position with Trust	Principal Occupation for Last Five Years
Dennis H. Ferro 401 S. TryonCharlotte, NC 28288 DOB: 6/20/1945	President since 2003	President and Chief Executive Officer, Evergreen Investment Company, Inc. and Executive Vice President, Wachovia Bank, N.A.; former Chief Investment Officer, Evergreen Investment Company, Inc.
Carol Kosel 200 Berkeley Street Boston, MA 02116 DOB: 12/25/1963
Treasurer since 1999
Senior Vice President, Evergreen Investment Services, Inc.
Michael H. Koonce 200 Berkeley Street Boston, MA 02116 DOB: 4/20/1960	Secretary since 2000	Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Senior Vice President and Assistant General Counsel, Wachovia Corporation
James Angelos 200 Berkeley Street Boston, MA 02116 DOB: 9/2/47	Chief Compliance Officer since 2004	Chief Compliance Officer and Senior Vice President, Evergreen Funds; Former Director of Compliance, Evergreen Investment Services, Inc.

POLICY FOR DISSEMINATION OF PORTFOLIO HOLDINGS

            A complete listing of portfolio holdings for every Fund as of the calendar quarter end will be available to the public approximately 15 calendar days after the calendar quarter end. Such listing to be posted to EvergreenInvestments.com as soon after the 15 days as possible. In addition, certain Funds (such as Evergreen money market funds) may make available to the public a complete list of holdings as of month end, posted to EvergreenInvestments.com within approximately 15 calendar days after the month end.  Portfolio holdings information will remain available on Evergreeninvestments.com until it is updated at the next month or quarter end.  Once released to the web, there are no restrictions on providing the data to any shareholder or external party.             Except as described below, no other dissemination of portfolio holdings is allowed to any shareholder, potential shareholder or party external to Evergreen except for dissemination (i) required by law, (ii) to external subadvisers with respect to the Fund it advises, or (iii) to institutional investment consultants or mutual fund analytical firms (such as Morningstar and Lipper) and, in such cases, only where there are signed confidentiality agreements in place that are approved through Evergreen's legal division. Institutional investment consultants are those organizations who utilize fund holdings data and characteristics such as beta, P/E ratio, etc. to screen investment vehicles for their large, institutional clients.  These consultants typically compare the Funds against other investment firms’ products to see which is most suitable for the clients.  In presentations to clients, these consultants will sometimes provide data regarding the Funds and how they compared to products of other investment advisors.  The confidentiality agreements applicable to these situations preclude these firms from providing any client with holdings data until the 15th calendar day after quarter end when the data is available to the public.

            This policy applies to affiliates of Evergreen such as Wachovia Trust and Wachovia Securities.  Officers of the Funds may authorize disclosure of the Fund’s portfolio securities in accordance with this policy.  The Fund’s Board had reviewed this policy and has designated a chief compliance officer to be responsible for monitoring compliance with the policy.  The chief compliance officer reports directly to the Board.

               As of August 12, 2005, the Funds had ongoing arrangements with the following recipients to make available non-public portfolio holdings information relating to the Funds:

Recipient	Purpose	Timing
State Street Bank and Trust Company	Funds’ custodian	Daily
KPMG LLP	Funds’ independent registered public accounting firm	As necessary in connection with the preparation of financial statements and SEC filings
EIS	Funds’ administrator	Daily
ESC	Funds’ transfer agent	Quarterly
EIMC	Funds’ investment advisor	Daily
Moody's Investor Services, Inc.	Provides rating services for the Funds	Weekly
Capital Access International	Analytical	Monthly
Lipper	Analytical	Monthly
Northern Trust Company	Analytical	Monthly
Thomson Financial, Inc.	Analytical	Monthly
Wachovia Fiduciary Compliance	Compliance Filings	Quarterly

            Once portfolio holdings information is made public, there are no restrictions on providing the data to any shareholder or other party.

CORPORATE AND MUNICIPAL BOND RATINGS

The Fund relies on ratings provided by independent rating services to help determine the credit quality of bonds and other obligations the Fund intends to purchase or already owns.  A rating is an opinion of an issuer’s ability to pay interest and/or principal when due.  Ratings reflect an issuer’s overall financial strength and whether it can meet its financial commitments under various economic conditions.

If a security held by the Fund loses its rating or has its rating reduced after the Fund has purchased it, the Fund is not required to sell or otherwise dispose of the security, but may consider doing so.

The principal rating services, commonly used by the Fund and investors generally, are S&P and Moody’s.  The Fund may also rely on ratings provided by Fitch.  Rating systems are similar among the different services.  As an example, the chart below compares basic ratings for long-term bonds.  The “Credit Quality” terms in the chart are for quick reference only.  Following the chart are the specific definitions each service provides for its ratings.

COMPARISON OF LONG-TERM BOND RATINGS

MOODY’S	S&P	FITCH	Credit Quality
Aaa	AAA	AAA	Excellent Quality (lowest risk)
Aa	AA	AA	Almost Excellent Quality (very low risk)
A	A	A	Good Quality (low risk)
Baa	BBB	BBB	Satisfactory Quality (some risk)
Ba	BB	BB	Questionable Quality (definite risk)
B	B	B	Low Quality (high risk)
Caa/Ca/C	CCC/CC/C	CCC/CC/C	In or Near Default
	D	DDD/DD/D	In Default

CORPORATE BONDS

LONG-TERM RATINGS

Moody’s Corporate Long-Term Bond Ratings

Aaa  Bonds which are rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edged.”  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AaBonds which are rated Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A  Bonds which are ratedA possess many favorable investment attributes and are to be considered as upper-medium-grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa  Bonds which are ratedBaa are considered as medium-grade obligations (i.e. they are neither highly protected nor poorly secured).  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba  Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured.  Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B  Bonds which are rated B generally lack characteristics of the desirable investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa  Bonds which are ratedCaa are of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca  Bonds which are rated Ca represent obligations which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

C  Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers,1, 2 and 3 in each generic rating classification from Aa to Caa.  The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range raking and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

S&P  Corporate Long-Term Bond Ratings

AAA  An obligation rated AAA has the highest rating assigned by S&P.  The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA  An obligation rated AA differs from the highest-rated obligations only in small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A    An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB  An obligation rated BBB exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C:As described below, obligations rated  BB, B, CCC, CC, and C are regarded as having significant speculative characteristics.  BB indicates the least degree of speculation and C the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB  An obligation rated BB is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B  An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet it financial commitment on the obligation.

CCC  An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC  An obligation rated CC is currently highly vulnerable to nonpayment.

C  The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D  The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred--and not where a default is only expected.  S&P changes ratings to D either:

On the day an interest and/or principal payment is due and is not paid.  An exception is made if there is a grace period and S&P believes that a payment will be made, in which case the rating can be maintained; or

Upon voluntary bankruptcy filing or similar action.  An exception is made if S&P expects that debt service payments will continue to be made on a specific issue.  In the absence of a payment default or bankruptcy filing, a technical default (i.e., covenant violation) is not sufficient for assigning a D rating.

Plus (+) or minus (-)  The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Fitch Corporate Long-Term Bond Ratings

Investment Grade

AAA  Highest credit quality.   AAA ratings denote the lowest expectation of credit risk.  They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA  Very high credit quality.  AA ratings denote a very low expectation of credit risk.  They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A  High credit quality.  A ratings denote a lower expectation of credit risk.  The capacity for timely payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB  Good credit quality.  BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.  This is the lowest investment-grade category.

Speculative Grade

BB  Speculative.  BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met.  Securities rated in this category are not investment grade.

B  Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains.  Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C             High default risk.  Default is a real possibility.  Capacity for meeting financial commitment is solely reliant upon sustained, favorable business or economic developments.  A CC rating indicates that default of some kind appears probable.  C ratings signal imminent default.

DDD, DD, D             Default.  The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines.  ‘DDD’ obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest.  “DD” indicates potential recoveries in the range of 50%-90% and ‘D’ the lowest recovery potential, i.e., below 50%.

Entities rated in this categoryhave defaulted on some or all of their obligations. Entities rated ‘DDD’ have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated ‘DD’ and ‘D’ are generally undergoing a formal reorganization or liquidation process; those rated ‘DD’ are likely to satisfy a higher portion of their outstanding obligations, while entities rated ‘D’ have a poor prospect of repaying all obligations.

+ or - may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to the AAA rating category or to categories below CCC or to short-term ratings (as discussed below) other than F1.

CORPORATE SHORT-TERM RATINGS

Moody’s Corporate Short-Term Issuer Ratings

Prime-1  Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.  Prime-1 repayment ability will often be evidenced by many of the following characteristics.

--  Leading market positions in well-established industries.

--  High rates of return on funds employed.

--  Conservative capitalization structure with moderate reliance on debt and ample asset protection.

--  Broad margins in earnings coverage of fixed financial changes and high internal cash generation.

--  Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2  Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.  This will normally be evidenced by many of the characteristics cited above but to a lesser degree.  Earnings trends and coverage ratios, while sound, may be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternate liquidity is maintained.

Prime-3  Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations.  The effect of industry characteristics and market compositions may be more pronounced.  Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.  Adequate alternate liquidity is maintained.

Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P Corporate Short-Term Obligation Ratings

A-1 A short-term obligation rated A-1 is rated in the highest category by S&P.  The obligor’s capacity to meet its financial commitment on the obligation is strong.  Within this category certain obligations are designated with a plus sign (+).  This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated A-3 exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B  A short-term obligation rated B is regarded as having significant speculative characteristics.  The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C  A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred--and not where a default is only expected.  S&P changes ratings to D either:

On the day an interest and/or principal payment is due and is not paid.  An exception is made if there is a grace period and S&P believes that a payment will be made, in which case the rating can be maintained; or

Upon voluntary bankruptcy filing or similar action, An exception is made if S&P expects that debt service payments will continue to be made on a specific issue.  In the absence of a payment default or bankruptcy filing, a technical default (i.e., covenant violation) is not sufficient for assigning a D rating.

Fitch Corporate Short-Term Obligation Ratings

F1  Highest credit quality.  Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2  Good credit quality.  A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3  Fair credit quality.  The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B  Speculative.  Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C  High default risk.  Default is a real possibility.  Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D  Default. Denotes actual or imminent payment default.

MUNICIPAL BONDS

LONG-TERM RATINGS

Moody’s Municipal Long-Term Bond Ratings

Aaa  Bonds rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edged.”  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa  Bonds rated Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A  Bonds ratedA possess many favorable investment attributes and are to be considered as upper-medium grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa  Bonds rated Baa are considered as medium-grade obligations i.e., they are neither highly protected nor poorly secured.  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba  Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well-assured.  Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B  Bonds rated B generally lack characteristics of the desirable investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa  Bonds rated Caa are of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca  Bonds rated Ca represent obligations which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

C  Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers1, 2 and 3 in each generic rating classification from Aa to B.  The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range raking and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

S&P Municipal Long-Term Bond Ratings

AAA  An obligation rated AAA has the highest rating assigned by S&P.  The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA  An obligation rated AA differs from the highest-rated obligations only in small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A    An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB  An obligation rated BBB exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C:As described below, obligations rated  BB, B, CCC, CC and C are regarded as having significant speculative characteristics.   BB indicates the least degree of speculation and C the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB  An obligation rated BB is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B  An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet it financial commitment on the obligation.

CCC  An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC  An obligation rated CC is currently highly vulnerable to nonpayment.

C  The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D  An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-)  The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Fitch Municipal Long-Term Bond Ratings

Investment Grade

AAA  Highest credit quality.   AAA ratings denote the lowest expectation of credit risk.  They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA  Very high credit quality.  AA ratings denote a very low expectation of credit risk.  They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A  High credit quality.  A ratings denote a lower expectation of credit risk.  The capacity for timely payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB  Good credit quality.  BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.  This is the lowest investment-grade category.

Speculative Grade

BB  Speculative.  BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met.  Securities rated in this category are not investment grade.

B  Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains.  Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C  High default risk.  Default is a real possibility.  Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.  A CC rating indicates that default of some kind appears probable.  C ratings signal imminent default.

DDD, DD, D  Default.  The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor.  While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines.  DDD obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest.  DD indicates potential recoveries in the range of 50%-90% and D the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some of all of their obligations.  Entities rated DDD have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process.  Entities rated DD and D are generally undergoing a formal reorganization or liquidation process: those rated DD are likely to satisfy a higher portion of their outstanding obligations, while entities rated D have a poor prospect of repaying all obligations.

+ or - may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to the AAA rating category or to categories below CCC or to short-term ratings (as discussed below) other than F1.

SHORT-TERM MUNICIPAL RATINGS

Moody’s Municipal Short-Term Issuer Ratings

Prime-1   Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.  Prime-1 repayment ability will often be evidence by many of the following characteristics.

--  Leading market positions in well-established industries.

--  High rates of return on funds employed.

--  Conservative capitalization structure with moderate reliance on debt and ample asset protection.

--  Broad margins in earnings coverage of fixed financial changes and high internal cash generation.

--  Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2   Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.  This will normally be evidenced by many of the characteristics cited above but to a lesser degree.  Earnings trends and coverage ratios, while sound, may be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternate liquidity is maintained.

Prime-3   Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations.  The effect of industry characteristics and market compositions may be more pronounced.  Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.  Adequate alternate liquidity is maintained.

Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.

Moody’s Municipal Short-Term Loan Ratings

MIG 1  This designation denotes best quality.  There is strong protection by established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2  This designation denotes high quality.  Margins of protection are ample although not so large as in the preceding group.

MIG 3  This designation denotes favorable quality.  Liquidity and cash-flow protection may be narrow and market access for refinancing is likely to be less well established.

SG  This designation denotes speculative quality.  Debt instruments in this category may lack margins of protection.

S&P Commercial Paper Ratings

A-1   This designation indicates that the degree of safety regarding timely payment is strong.  Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2  Capacity for timely payment on issues with this designation is satisfactory.  However, the relative degree of safety is not as high as for issues designated A-1.

A-3  Issues carrying this designation have an adequate capacity for timely payment.  They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B  Issues rated B are regarded as having only speculative capacity for timely payment.

C  This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D  Debt rated D is in payment default.  The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

S&P Municipal Short-Term Obligation Ratings

SP-1  Strong capacity to pay principal and interest.  An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2  Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3   Speculative capacity to pay principal and interest.

Fitch Municipal Short-Term Obligation Ratings

F1  Highest credit quality.  Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2  Good credit quality.  A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3  Fair credit quality.  The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B  Speculative.  Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C  High default risk.  Default is a real possibility.  Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D  Default. Denotes actual or imminent payment default.

ADDITIONAL INFORMATION

               Except as otherwise stated in its prospectus or required by law, the Fund reserves the right to change the terms of the offer stated in its prospectus without shareholder approval, including the right to impose or change fees for services provided.

               No dealer, salesman or other person is authorized to give any information or to make any representation not contained in the Fund's prospectus, SAI or in supplemental sales literature issued by the Fund or EIS, and no person is entitled to rely on any information or representation not contained therein.

               The Fund's prospectus and SAI omit certain information contained in the Trust's registration statement, which you may obtain for a fee from the SEC in Washington, D.C.

Appendix A

Evergreen Investment Management Company, LLC

Proxy Voting Policy and Procedures

ISS Proxy Voting Guidelines Summary

June 16, 2003

Statement of Principles

Evergreen Investment Management Company, LLC (EIMCO) recognizes it has a fiduciary duty to vote proxies on behalf of clients who have delegated such responsibility to EIMCO, and that in all cases proxies should be voted in a manner reasonably believed to be in the clients’ best interest.

Proxy Voting Records

A copy of the proxy voting records indicating how the Evergreen funds voted proxies relating to portfolio securities during the twelve-month period ended June 30, 2004 may be obtained, without charge, by visiting our website at EvergreenInvestments.com or the SEC’s website at http://www.sec.gov.

Corporate Governance Committee

EIMCO has established a corporate governance committee (Committee) which is a sub-committee of EIMCO’s Investment Policy Committee.  The Committee is responsible for approving EIMCO’s proxy voting policies and procedures, for overseeing the proxy voting process, and for reviewing proxy voting on a regular basis.  The Committee will meet quarterly to review reports of all proxies voted for the prior period and to conduct other business as required.

Conflicts of Interest

EIMCO recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of its clients.  Such circumstances may include, but are not limited to, situations where EIMCO or one or more of its affiliates has a client or customer relationship with the issuer of the security that is the subject of the proxy vote.

In most cases, structural and informational barriers within EIMCO and Wachovia Corporation will prevent EIMCO from becoming aware of the relationship giving rise to the potential conflict of interest.  In such circumstances, EIMCO will vote the proxy according to its standard guidelines and procedures described above.

If persons involved in proxy voting on behalf of EIMCO becomes aware of a potential conflict of interest, the Committee shall consult with EIMCO’s Legal Department and consider whether to implement special procedures with respect to the voting of that proxy, including whether an independent third party should be retained to vote the proxy.

Share Blocking

EIMCO does not vote global proxies, with share blocking restrictions, requiring shares to be prohibited from sale.

Proxy Voting Guideline Summary

I.          The Board of Directors

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be made on a case-by-case basis, examining the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors’ investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being withheld. These instances include directors who:·           Attend less than 75 percent of the board and committee meetings without a valid excuse·           Implement or renew a dead-hand or modified dead-hand poison pill·           Ignore a shareholder proposal that is approved by a majority of the shares outstanding·           Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years·           Have failed to act on takeover offers where the majority of the shareholders have tendered their shares·           Are inside directors and sit on the audit, compensation, or nominating committees·           Are inside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committeesIn addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to withhold votes.

Separating Chairman and CEO

Vote on a case-by-case basis on shareholder proposals requiring that the positions of chairman and CEO be held separately.

Proposals Seeking a Majority of Independent Directors

Shareholder proposals asking that a majority of directors be independent should be evaluated on a case-by-case basis. Vote for shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors.

Stock Ownership Requirements

Vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

Term of Office

Vote against shareholder proposals to limit the tenure of outside directors.

Age Limits

Vote against shareholder proposals to impose a mandatory retirement age for outside directors.

Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection should be evaluated on a case-by-case basis, using Delaware law as the standard. Vote against proposals to eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care. Vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Vote for only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director’s legal expenses would be covered.

Charitable Contributions

Vote against proposals regarding charitable contributions.II.         Proxy Contests

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors: long-term financial performance of the target company relative to its industry; management’s track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

Reimburse Proxy Solicitation Expenses

Voting to reimburse proxy solicitation expenses should be analyzed on a case-by-case basis. In cases where Evergreen recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses. III.        Auditors

Ratifying Auditors

Vote for proposals to ratify auditors, unless: an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent registered public accounting firm has rendered an opinion which is neither accurate nor indicative of the company’s financial position.IV.        Proxy Contest Defenses

Board Structure: Staggered vs. Annual Elections

Vote against proposals to classify the board.Vote for proposals to repeal classified boards and to elect all directors annually.

Shareholder Ability to Remove Directors

Vote against proposals that provide that directors may be removed only for cause.Vote for proposals to restore shareholder ability to remove directors with or without cause.Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.Vote for proposals that permit shareholders to elect directors to fill board vacancies.

Cumulative Voting

Vote against proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a case-by-case basis relative to the company’s other governance provisions.

Shareholder Ability to Call Special Meetings

Vote against proposals to restrict or prohibit shareholder ability to call special meetings.Vote for proposals that remove restrictions on the right of shareholders to act independently of management.

Shareholder Ability to Act by Written Consent

Vote against proposals to restrict or prohibit shareholder ability to take action by written consent.Vote for proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Alter the Size of the Board

Vote for proposals that seek to fix the size of the board.Vote against proposals that give management the ability to alter the size of the board without shareholder approval.V.         Tender Offer Defenses

Poison Pills

Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.Review on a case-by-case basis shareholder proposals to redeem a company’s poison pill.Review on a case-by-case basis management proposals to ratify a poison pill.

Fair Price Provisions

Vote proposals to adopt fair price provisions on a case-by-case basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price. Generally, vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Greenmail

Vote for proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.Review on a case-by-case basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

Pale Greenmail

Review on a case-by-case basis restructuring plans that involve the payment of pale greenmail.

Unequal Voting Rights

Vote against dual-class exchange offers.Vote against dual-class recapitalizations.

Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

Vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

Supermajority Shareholder Vote Requirement to Approve Mergers

Vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.Vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

White Squire Placements

Vote for shareholder proposals to require approval of blank check preferred stock Issues for other than general corporate purposes.VI.        Miscellaneous Governance Provisions

Confidential Voting

Vote for shareholder proposals that request companies to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.Vote for management proposals to adopt confidential voting.

Equal Access

Vote for shareholder proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

Bundled Proposals

Review on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Shareholder Advisory Committees

Review on a case-by-case basis proposals to establish a shareholder advisory committee.  VII.       Capital Structure

Common Stock Authorization

Review proposals to increase the number of shares of common stock authorized for issue on a case-by-case basis. Vote against proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual-class capitalization structures.

Stock Distributions: Splits and Dividends

Vote for management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company’s industry and performance in terms of shareholder returns.

Reverse Stock Splits

Vote for management proposals to implement a reverse stock split when the number of shares will be proportionately reduced to avoid delisting.

Review on a case-by-case basis on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for Issue.

Preferred Stock

Vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).Vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense.Vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.Vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for Issue given a company’s industry and performance in terms of shareholder returns.

Shareholder Proposals Regarding Blank Check Preferred Stock

Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

Adjustments to Par Value of Common Stock

Vote for management proposals to reduce the par value of common stock.

Preemptive Rights

Review on a case-by-case basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company and the characteristics of its shareholder base.

Debt Restructurings

Review on a case-by-case basis proposals to increase common and/or preferred shares and to Issue shares as part of a debt restructuring plan. Consider the following Issues: Dilution—How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be? Change in Control—Will the transaction result in a change in control of the company? Bankruptcy—Generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

Share Repurchase Programs

Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Tracking Stock

Votes on the creation of tracking stock are determined on a case-by-case basis, weighing the strategic value of the transaction against such factors as: ·           adverse governance changes·           excessive increases in authorized capital stock·           unfair method of distribution·           diminution of voting rights·           adverse conversion features·           negative impact on stock option plans·           other alternatives such as spinoffVIII.      Executive and Director Compensation

Votes with respect to compensation plans should be determined on a case-by-case basis.

Our new methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC’s new rules, Evergreen will value every award type. Evergreen will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders’ equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power. Once Evergreen determines the estimated cost of the plan, we compare it to a company-specific dilution cap.Our model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to executives, adjusted for (1) long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index), (2) cash compensation, and (3) categorization of the company as emerging, growth, or mature. These adjustments are pegged to market capitalization. Evergreen will continue to examine other features of proposed pay plans such as administration, payment terms, plan duration, and whether the administering committee is permitted to reprice underwater stock options without shareholder approval.

Management Proposals Seeking Approval to Reprice Options

Vote on management proposals seeking approval to reprice options on a case-by-case basis.

Director Compensation

Votes on stock-based plans for directors are made on a case-by-case basis.

Employee Stock Purchase Plans

Votes on employee stock purchase plans should be made on a case-by-case basis.

OBRA-Related Compensation Proposals:

Amendments that Place a Cap on Annual Grants or Amend Administrative Features

Vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

Amendments to Added Performance-Based Goals

Vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

Amendments to Increase Shares and Retain Tax Deductions Under OBRA

Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a case-by-case basis.

Approval of Cash or Cash-and-Stock Bonus Plans

Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

Shareholder Proposals to Limit Executive and Director Pay

Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.

Review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay.

Golden and Tin Parachutes

Vote for shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

Employee Stock Ownership Plans (ESOPs)

Vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares).

401(k) Employee Benefit Plans

Vote for proposals to implement a 401(k) savings plan for employees.IX.        State of Incorporation

Voting on State Takeover Statutes

Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

Voting on Reincorporation Proposals

Proposals to change a company’s state of incorporation should be examined on a case-by-case basis.X.         Mergers and Corporate Restructurings

Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account at least the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spinoffs, liquidations, and asset sales should be considered on a case-by-case basis.

Spinoffs

Votes on spinoffs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

Asset Sales

Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

Liquidations

Votes on liquidations should be made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Appraisal Rights

Vote for proposals to restore, or provide shareholders with, rights of appraisal.

Changing Corporate Name

Vote for changing the corporate name.XI.        Mutual Fund Proxies

Election of Directors

Vote the election of directors on a case-by-case basis, considering the following factors: board structure; director independence and qualifications; and compensation of directors within the fund and the family of funds attendance at board and committee meetings.Votes should be withheld from directors who:·           attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business.  Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day’s meetings, votes should not be withheld even if such absence dropped the director’s attendance below 75 percent.·           ignore a shareholder proposal that is approved by a majority of shares outstanding·           ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years·           are interested directors and sit on the audit or nominating committee·           are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

Converting Closed-end Fund to Open-end Fund

Vote conversion proposals on a case-by-case basis, considering the following factors: past performance as a closed-end fund; market in which the fund invests; measures taken by the board to address the discount; and past shareholder activism, board activity, and votes on related proposals.

Proxy Contests

Vote proxy contests on acase-by-case basis, considering the following factors: past performance; market in which fund invests; and measures taken by the board to address the Issues past shareholder activism, board activity, and votes on related proposals.

Investment Advisory Agreements

Vote the investment advisory agreements on a case-by-case basis, considering the following factors: proposed and current fee schedules; fund category/investment objective; performance benchmarks; share price performance as compared with peers; and the magnitude of any fee increase.

Approving New Classes or Series of Shares

Vote for the establishment of new classes or series of shares.

Preferred Stock Proposals

Vote the authorization for or increase in preferred shares on a case-by-case basis, considering the following factors: stated specific financing purpose and other reasons management gives possible dilution for common shares.

1940 Act Policies

Vote these proposals on a case-by-case basis, considering the following factors: potential competitiveness; regulatory developments; current and potential returns; and current and potential risk.

Changing a Fundamental Restriction to a Nonfundamental Restriction

Vote these proposals on a case-by-case basis, considering the following factors: fund’s target investments; reasons given by fund for change; and the projected impact of change on portfolio.

Change Fundamental Investment Objective to Nonfundamental

Vote against proposals to change a fund’s fundamental investment objective to nonfundamental.

Name Rule Proposals

Vote these proposals on a case-by-case basis, considering the following factors: political/economic changes in target market; bundling with quorum requirements; bundling with asset allocation changes; and consolidation in the fund’s target market.

Disposition of Assets/Termination/Liquidation

Vote this proposal on a case-by-case basis, considering the following factors: strategies employed to salvage the company; company’s past performance; and terms of the liquidation.

Changes to the Charter Document

Vote changes to the charter document on a case-by-case basis, considering the following factors: degree of change implied by the proposal; efficiencies that could result; state of incorporation; and regulatory standards and implications.

Changing the Domicile of a Fund

Vote reincorporations on a case-by-case basis, considering the following factors: state regulations of both states; required fundamental policies of both states; and the increased flexibility available.

Change in Fund’s Subclassification

Vote these proposals on a case-by-case basis, considering the following factors: potential competitiveness; current and potential returns; risk of concentration; and consolidation in the target industry.

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval

Vote against these proposals.

Distribution Agreements

Vote these proposals on a case-by-case basis, considering the following factors: fees charged to comparably sized funds with similar objectives; proposed distributor’s reputation and past performance; and competitiveness of fund in industry.

Master-Feeder Structure

Vote for the establishment of a master-feeder structure.

Changes to the Charter Document

Vote changes to the charter document on a case-by-case basis, considering the following factors: degree of change implied by the proposal; efficiencies that could result; state of incorporation; and regulatory standards and implications.

Mergers

Vote merger proposals on a case-by-case basis, considering the following factors: resulting fee structure; performance of both funds; and continuity of management personnel.

Shareholder Proposals

Establish Director Ownership Requirement

Vote against the establishment of a director ownership requirement.

Reimburse Shareholder for Expenses Incurred

Voting to reimburse proxy solicitation expenses should be analyzed on a case-by-case basis. In cases where Evergreen recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

Terminate the Investment Advisor

Vote to terminate the investment advisor on a case-by-case basis, considering the following factors: performance of the fund’s NAV and the history of shareholder relations.XII.       Social and Environmental Issues

Energy and Environment

In most cases, Evergreen refrains from providing a vote recommendation on proposals that request companies to file the CERES Principles.Generally, vote for disclosure reports that seek additional information, particularly when it appears companies have not adequately addressed shareholders’ environmental concerns.

South Africa

In most cases, Evergreen refrains from providing a vote recommendation on proposals pertaining to South Africa.Generally, vote for disclosure reports that seek additional information such as the amount of business that could be lost by conducting business in South Africa.

Northern Ireland

In most cases, Evergreen refrains from providing a vote recommendation on  proposals pertaining to the MacBride Principles.Generally, vote for disclosure reports that seek additional information about progress being made toward eliminating employment discrimination, particularly when it appears companies have not adequately addressed shareholder concerns.

Military Business

In most cases, Evergreen refrains from providing a vote recommendation on  defense Issue proposals.Generally, vote for disclosure reports that seek additional information on military related operations, particularly when the company has been unresponsive to shareholder requests.

Maquiladora Standards and International Operations Policies

In most cases, Evergreen refrains from providing a vote recommendation on proposals relating to the Maquiladora Standards and international operating policies.

Generally, vote for disclosure reports on these Issues, particularly when it appears companies have not adequately addressed shareholder concerns.

World Debt Crisis

In most cases, Evergreen refrains from providing a vote recommendation on proposals dealing with third world debt.Generally, vote for disclosure reports on these Issues, particularly when it appears companies have not adequately addressed shareholder concerns.

Equal Employment Opportunity and Discrimination

In most cases, Evergreen refrains from providing a vote recommendation on  proposals regarding equal employment opportunities and discrimination.Generally, vote for disclosure reports that seek additional information about affirmative action efforts, particularly when it appears companies have been unresponsive to shareholder requests.

Animal Rights

In most cases, Evergreen refrains from providing a vote recommendation on proposals that deal with animal rights.

Product Integrity and Marketing

In most cases, Evergreen refrains from providing a vote recommendation on proposals that ask companies to end their production of legal, but socially questionable, products.Generally, vote for disclosure reports that seek additional information regarding product integrity and marketing Issues, particularly when it appears companies have been unresponsive to shareholder requests.

Human Resources issues

In most cases, Evergreen refrains from providing a vote recommendation on proposals regarding human resources Issues.

Generally, vote for disclosure reports that seek additional information regarding human resources Issues, particularly when it appears companies have been unresponsive to shareholder requests.

SUPPLEMENT TO THE PROSPECTUSES AND

STATEMENTS OF ADDITIONAL INFORMATION

OF

EVERGREEN BALANCED FUNDS
EVERGREEN DOMESTIC EQUITY FUNDS II
EVERGREEN EQUITY INDEX FUNDS
EVERGREEN ENVISION FUNDS
EVERGREEN GLOBAL AND INTERNATIONAL FUNDS
EVERGREEN INTERMEDIATE AND LONG TERM BOND FUNDS
EVERGREEN MONEY MARKET FUNDS
EVERGREEN SECTOR FUNDS
EVERGREEN SOUTHERN STATE MUNICIPAL BOND FUNDS
EVERGREEN STATE MUNICIPAL BOND FUNDS
EVERGREEN VARIABLE ANNUITY TRUST

(each, a “Fund”; together, the “Funds”)

I.              Effective April 1, 2007, the footnote to the Shareholder Fees table in the section entitled “FEES AND EXPENSES” in the Funds’ prospectuses is revised as follows:

Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a contingent deferred sales charge of 1.00% upon redemption within 18 months.

The paragraph immediately following the Class A sales charge table in the section entitled “HOW TO CHOOSE THE SHARE CLASS THAT BEST SUITS YOU” in the Funds’ prospectuses is revised to reflect the change in the Class A share holding period to 18 months.

                In addition, the applicable disclosure in the Funds’ Prospectuses and Statements of Additional Information is amended to reflect the changes in the holding periods described above.

II.            Effective immediately, the minimum initial purchase amount of $1,000 noted in the Minimum Investments table in the section entitled “SHAREHOLDER TRANSACTIONS” in the Funds’ prospectuses is not applicable to participants in a wrap account.

December 18, 2006	578242 (12/06)

STATEMENT OF ADDITIONAL INFORMATION FOR EVERGREEN CORE BOND FUND AND EVERGREEN U.S. GOVERNMENT FUND

September 30, 2006, as supplemented

SUPPLEMENT TO THE STATEMENTS OF ADDITIONAL INFORMATION

OF

EVERGREEN BALANCED FUNDS
EVERGREEN DOMESTIC EQUITY FUNDS I
EVERGREEN DOMESTIC EQUITY FUNDS II
EVERGREEN EQUITY INDEX FUNDS
EVERGREEN ENVISION FUNDS
EVERGREEN GLOBAL AND INTERNATIONAL FUNDS
EVERGREEN INSTITUTIONAL MONEY MARKET FUNDS
EVERGREEN INTERMEDIATE AND LONG TERM BOND FUNDS
EVERGREEN MONEY MARKET FUNDS
EVERGREEN NATIONAL MUNICIPAL BOND FUNDS
EVERGREEN SECTOR FUNDS
EVERGREEN SHORT AND INTERMEDIATE TERM BOND FUNDS
EVERGREEN SOUTHERN STATE MUNICIPAL BOND FUNDS
EVERGREEN STATE MUNICIPAL BOND FUNDS
EVERGREEN VARIABLE ANNUITY TRUST

            Effective November 20, 2006, the paragraph describing the 12b-1 Committee under “Management of the Trust” is replaced with the following:

            The Trust has a 12b-1 Committee (formerly the Distribution and Shareholder Service Committee) which consists of William W. Pettit and the Chairman of the Committee, Dr. Leroy Keith. The 12b-1 Committee oversees and assists Trustee oversight of: the means by which shares of the Evergreen funds are distributed; expenditures by the Funds’ distributor of amounts paid under the Funds’ Rule 12b-1 plans; the nature and quality of services provided by the Funds’ transfer agent; and the overall level of servicing provided to shareholders in the Funds.   For each Fund’s most recent fiscal year end, the 12b-1 Committee held four committee meetings.

There are currently eleven Trustees of the Evergreen Funds; Shirley L. Fulton served as a Trustee through November 20, 2006.  The Trustees table and accompanying footnotes under “Management of the Trust” are replaced with the following:

Independent Trustees:

Name and Date of Birth	Position with Trust	Beginning Year of Term of Office[1]	Principal Occupations for Last Five Years	Number of Portfolios Overseen in Evergreen Funds Complex as of 12/31/2005	Other Directorships held outside of Evergreen Funds Complex
Charles A. Austin III DOB: 10/23/1934	Trustee	1991	Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The Francis Ouimet Society (scholarship program); Former Trustee, Mentor Funds and Cash Resource Trust; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice)	90	None
K. Dun Gifford DOB: 10/23/1938	Trustee	1974	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Trustee, Mentor Funds and Cash Resource Trust	90	None
Dr. Leroy Keith, Jr. DOB: 2/14/1939	Trustee	1983	Partner, Stonington Partners, Inc. (private equity fund); Trustee, Phoenix Funds Family; Director, Diversapack Co. (packaging company); Director, Obagi Medical Products Co.; Former Director, Lincoln Educational Services; Former Trustee, Mentor Funds and Cash Resource Trust	90	Trustee, Phoenix Funds Family (consisting of 51 portfolios)
Gerald M. McDonnell DOB: 7/14/1939	Trustee	1988	Manager of Commercial Operations, SMI Steel Co. - South Carolina (steel producer); Former Trustee, Mentor Funds and Cash Resource Trust	90	None
Patricia B. Norris DOB: 4/9/1948	Trustee	2006	Former Partner, PricewaterhouseCoopers, LLP	89 [2]	None
William Walt Pettit DOB: 8/26/1955	Trustee	1984	Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp.; Director, National Kidney Foundation of North Carolina, Inc.; Member, Superior Land, LLC; Former Trustee, Mentor Funds and Cash Resource Trust	90	None
David M. Richardson DOB: 9/19/1941	Trustee	1982	President, Richardson, Runden LLC (executive recruitment business development/consulting company); Consultant, Kennedy Information, Inc. (executive recruitment information and research company); Consultant, AESC (The Association of Executive Search Consultants); Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP (communications); Former Trustee, Mentor Funds and Cash Resource Trust	90	None
Dr. Russell A. Salton, III DOB: 6/2/1947	Trustee	1984	President/CEO, AccessOne MedCard, Inc.; Former Medical Director, Healthcare Resource Associates, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust	90	None
Michael S. Scofield DOB: 2/20/1943	Trustee	1984	Retired Attorney, Law Offices of Michael S. Scofield; Director and Chairman, Branded Media Corporation (multi-media branding company); Former Trustee, Mentor Funds and Cash Resource Trust	90	None
Richard J. Shima DOB: 8/11/1939	Trustee	1993	Independent Consultant; Trustee, Saint Joseph College (CT); Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director, Trust Company of CT; Former Director, Enhance Financial Services, Inc.; Former Director, Old State House Association; Former Trustee, Mentor Funds and Cash Resource Trust	90	None

Interested Trustee:

Richard K. Wagoner, CFA[3] DOB: 12/12/1937	Trustee	1999	Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Trustee, Mentor Funds and Cash Resource Trust	90	None

1       Each Trustee, except Ms. Norris, serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. As a new Trustee, Ms. Norris’ initial term ends June 30, 2009, at which time she may be re-elected by Trustees to serve until a successor is duly elected or qualified or until her death, resignation, retirement or removal from office by the Trustees.

2          Ms. Norris’ information is as of July 1, 2006, the effective date of her trusteeship.

3       Mr. Wagoner is an "interested person" of the Evergreen funds because of his ownership of shares in Wachovia Corporation, the parent to the Evergreen funds' investment advisor.

The sub-section entitled “Trustee Ownership of Evergreen Funds Shares” in the section entitled “Management of the Trust” is replaced with the following:

Set forth in the table below are the names of the Evergreen funds in which the Trustees are invested. Amounts reflected include amounts received through the Trustees’ Deferred Compensation Plan. The table shows the dollar range of each Trustee’s investment in each Fund and the aggregate dollar range of their investment in the Evergreen funds complex, as of December 31, 2005 unless otherwise noted. Patricia B. Norris became a member of the Board of Trustees as of July 1, 2006.  Ms. Norris’s information is as of September 19, 2006.

Trustee

	Fund	Dollar Range of Investment in Fund	Aggregate Dollar Range of Investments in Evergreen Funds Complex
Charles A. Austin III	Evergreen Aggressive Growth Fund[1]	$50,001-$100,000	Over $100,000
	Evergreen Core Bond Fund[1]	$10,001-$50,000
	Evergreen Equity Income Fund[1]	$50,001-$100,000
	Evergreen Growth Fund[1]	$50,001-$100,000
	Evergreen Health Care Fund[2]	Over $100,000
	Evergreen International Equity Fund[1]	$10,001-$50,000
	Evergreen Large Cap Value Fund[1]	$10,001-$50,000
	Evergreen Mid Cap Growth Fund[1]	Over $100,000
	Evergreen Money Market Fund	Over $100,000
	Evergreen Omega Fund[2]	$50,001-$100,000
	Evergreen Small Cap Value Fund[1]	$10,001-$50,000
	Evergreen Health Care Fund[1]	$10,001-$50,000
	Evergreen Disciplined Value Fund[1]	$10,001-$50,000
	Evergreen International Equity Fund[1]	$10,001-$50,000
K. Dun Gifford[3]	Evergreen Asset Allocation Fund	$50,001-$100,000	Over $100,000
	Evergreen Equity Income Fund	$50,001-$100,000
	Evergreen Emerging Markets Growth Fund	$10,001-$50,000
	Evergreen Global Opportunities Fund	Over $100,000
Dr. Leroy Keith, Jr.	Evergreen Asset Allocation Fund	$1-$10,000	$10,001-$50,000
	Evergreen Income Advantage Fund	$1-$10,000
	Evergreen Limited Duration Fund	$10,001-$50,000
	Evergreen Managed Income Fund	$1-$10,000
	Evergreen Omega Fund	$1-$10,000
	Evergreen Utilities and High Income Fund	$1-$10,000
Gerald M. Mc Donnell[4]	Evergreen Adjustable Rate Fund	$10,001-$50,000	Over $100,000
	Evergreen Asset Allocation Fund[1]	$50,001-$100,000
	Evergreen Balanced Fund[1]	$50,001-$100,000
	Evergreen Emerging Markets Growth Fund	$10,001-$50,000
	Evergreen Equity Income Fund	$10,001-$50,000
	Evergreen Fundamental Large Cap Fund[2]	Over $100,000
	Evergreen Global Large Cap Equity Fund[1]	$10,001-$50,000
	Evergreen Health Care Fund	$10,001-$50,000
	Evergreen Income Advantage Fund	$1-$10,000
	Evergreen Large Cap Value Fund[1]	$50,001-$100,000
	Evergreen Managed Income Fund	$1-$10,000
	Evergreen Money Market Fund[2]	Over $100,000
	Evergreen Omega Fund[1]	$10,001-$50,000
	Evergreen Short Intermediate Bond Fund	$1-$10,000
	Evergreen Strategic Municipal Bond Fund	$10,001-$50,000
	Evergreen Utilities and High Income Fund	$1-$10,000
Patricia B. Norris	Evergreen Disciplined Small-Mid Value Fund	$10,001 - $50,000	Over $100,000
	Evergreen Disciplined Value Fund	$10,001 - $50,000
	Evergreen Emerging Markets Growth Fund	$10,001 - $50,000
	Evergreen Global Opportunities Fund	$10,001 - $50,000
	Evergreen Growth Fund	$10,001 - $50,000
	Evergreen Health Care Fund	$10,001 - $50,000
	Evergreen International Equity Fund	$10,001 - $50,000
	Evergreen Precious Metals Fund	$10,001 - $50,000
	Evergreen Utility and Telecommunications Fund	$10,001 - $50,000
William Walt Pettit	Evergreen Aggressive Growth Fund	$1-$10,000	Over $100,000
	Evergreen Asset Allocation Fund[1]	$1-$10,000
	Evergreen Emerging Growth Fund[1]	$1-$10,000
	Evergreen Emerging Markets Growth Fund	$1-$10,000
	Evergreen Equity Income Fund[2]	$1-$10,000
	Evergreen Fundamental Large Cap Fund[2]	Over $100,000
	Evergreen Global Large Cap Equity Fund[2]	$1-$10,000
	Evergreen Global Opportunities Fund[1]	Over $100,000
	Evergreen Growth Fund[1]	Over $100,000
	Evergreen Health Care Fund[1]	Over $100,000
	Evergreen International Equity Fund[1]	$1-$10,000
	Evergreen Large Cap Equity Fund[1]	Over $100,000
	Evergreen Large Cap Value Fund[1]	$1-$10,000
	Evergreen Money Market Fund	$10,001-$50,000
	Evergreen Utility and Telecommunications Fund[1]	Over $100,000
David M. Richardson	Evergreen Asset Allocation Fund	$10,001-$50,000	Over $100,000
	Evergreen Managed Income Fund	$50,001-$100,000
	Evergreen Omega Fund	$10,001-$50,000
	Evergreen Special Values Fund	$50,001-$100,000
	Evergreen Utilities and High Income Fund	$10,001-$50,000
Dr. Russell A. Salton, III	Evergreen Asset Allocation Fund[1]	Over $100,000	Over $100,000
	Evergreen Global Opportunities Fund[1]	Over $100,000
	Evergreen Large Cap Value Fund[1]	Over $100,000
Michael S. Scofield	Evergreen Asset Allocation Fund	$10,001-$50,000	Over $100,000
	Evergreen Aggressive Growth Fund	$10,001-$50,000
	Evergreen Balanced Fund[2]	Over $100,000
	Evergreen Core Bond Fund[1]	$50,001-$100,000
	Evergreen Disciplined Value Fund	$10,001-$50,000
	Evergreen Equity Index Fund	$10,001-$50,000
	Evergreen Global Opportunities Fund	$10,001-$50,000
	Evergreen Health Care Fund	$10,001-$50,000
	Evergreen Income Advantage Fund	$1-$10,000
	Evergreen Managed Income Fund	$1-$10,000
	Evergreen Special Equity Fund	$10,001-$50,000
	Evergreen Treasury Money Market Fund	$1-$10,000
	Evergreen Utilities and Telecommunications Fund	$10,001-$50,000
Richard J. Shima	Evergreen Asset Allocation Fund[1]	Over $100,000	Over $100,000
	Evergreen Balanced Fund	$50,001-$100,000
	Evergreen Connecticut Municipal Bond Fund	$50,001-$100,000
	Evergreen Global Large Cap Equity Fund	Over $100,000
	Evergreen Global Opportunities Fund	Over $100,000
	Evergreen Income Advantage Fund	$10,001-$50,000
	Evergreen International Equity Fund	$10,001-$50,000
	Evergreen Large Cap Value Fund[1]	Over $100,000
	Evergreen Managed Income Fund	$10,001-$50,000
	Evergreen Omega Fund	$50,001-$100,000
	Evergreen Utilities and High Income Fund	$10,001-$50,000
Richard K. Wagoner	Evergreen Equity Income Fund	Over $100,000	Over $100,000
	Evergreen Income Advantage Fund	$1-$10,000
	Evergreen Managed Income Fund	$1-$10,000
	Evergreen Mid Cap Growth Fund	$50,001-$100,000
	Evergreen Money Market Fund	$10,001-$50,000
	Evergreen Municipal Money Market Fund	$1-$10,000
	Evergreen Omega Fund	Over $100,000
	Evergreen Special Values Fund	Over $100,000
	Evergreen Utilities and High Income Fund	$1-$10,000

1          Invested through the Trustees’ Deferred Compensation Plan.  The Deferred Compensation Plan allows each Trustee to defer any or all of his or her compensation for serving as Trustee, and to have such compensation invested into a deferral account.  The investment performance of the deferral account is based on the investment performance of the particular Evergreen fund(s) selected by the Trustee.

2          Amount shown includes direct investments as well as investments through the Trustees' Deferred Compensation Plan. Dollar ranges of investments held directly in these funds are as follows: Mr. Austin – Evergreen Health Care Fund, $10,001 - $50,000; Evergreen Omega Fund, $10,001 - $50,000. Mr. McDonnell – Evergreen Fundamental Large Cap Fund, $10,001 - $50,000 and Evergreen Money Market Fund, $1 - $10,000. Mr. Pettit – Evergreen Equity Income Fund, $1 - $10,000; Evergreen Fundamental Large Cap Fund, $10,001 - $50,000; Evergreen Global Large Cap Equity Fund, $1 - $10,000. Mr. Scofield – Evergreen Balanced Fund, $10,001-$50,000.

3       Information for Mr. Gifford has been updated to reflect holdings as of July 26, 2006.

4       In addition to the amounts shown in the table, Mr. McDonnell has $10,001-$50,000 invested in a 529 Education Savings Plan which may from time to time invest in certain of the Evergreen funds.

November 29, 2006	578159 (11/06)

SUPPLEMENT TO THE STATEMENTS OF ADDITIONAL INFORMATION

OF

EVERGREEN BALANCED FUNDS
EVERGREEN DOMESTIC EQUITY FUNDS I
EVERGREEN DOMESTIC EQUITY FUNDS II
EVERGREEN ENVISION FUNDS
EVERGREEN GLOBAL AND INTERNATIONAL FUNDS
EVERGREEN INSTITUTIONAL MONEY MARKET FUNDS
EVERGREEN INTERMEDIATE AND LONG TERM BOND FUNDS
EVERGREEN MONEY MARKET FUNDS
EVERGREEN SECTOR FUNDS
EVERGREEN SHORT AND INTERMEDIATE TERM BOND FUNDS
EVERGREEN SOUTHERN STATE MUNICIPAL BOND FUNDS
EVERGREEN STATE MUNICIPAL BOND FUNDS
EVERGREEN VARIABLE ANNUITY TRUST

Effective immediately, the table in the subsection entitled "Trustee Ownership of Evergreen Fund Shares" under "Management of the Trust" in the above-referenced Statements of Additional Information is revised to include the following information for Patricia Norris as of September 19, 2006:

Trustee

	Fund	Dollar Range of Investment in Fund	Aggregate Dollar Range of Investments in Evergreen Fund Complex
Patricia B. Norris	Evergreen Disciplined Small-Mid Value Fund	$10,001 - $50,000	Over $100,000
	Evergreen Disciplined Value Fund	$10,001 - $50,000
	Evergreen Emerging Markets Growth Fund	$10,001 - $50,000
	Evergreen Global Opportunities Fund	$10,001 - $50,000
	Evergreen Growth Fund	$10,001 - $50,000
	Evergreen Health Care Fund	$10,001 - $50,000
	Evergreen International Equity Fund	$10,001 - $50,000
	Evergreen Precious Metals Fund	$10,001 - $50,000
	Evergreen Utility and Telecommunications Fund	$10,001 - $50,000

September 28, 2006	577675 (9/06)

SUPPLEMENT TO THE PROSPECTUSES AND

STATEMENTS OF ADDITIONAL INFORMATION (SAIs)

OF

EVERGREEN INTERMEDIATE AND LONG TERM BOND FUNDS

EVERGREEN SHORT AND INTERMEDIATE TERM BOND FUNDS

EVERGREEN VARIABLE ANNUITY FUNDS

Effective October 1, 2006, Tattersall Advisory Group, Inc. ("TAG") will act as investment sub-advisor to Evergreen Adjustable Rate Fund, Evergreen Diversified Bond Fund, Evergreen High Yield Bond Fund, Evergreen Limited Duration Fund, Evergreen Select High Yield Bond Fund, Evergreen Strategic Income Fund, Evergreen U.S. Government Fund, Evergreen Ultra Short Opportunities Fund, Evergreen VA High Income Fund and Evergreen VA Strategic Income Fund (each, a "Fund," collectively, the “Funds”).

The section entitled “PORTFOLIO MANAGERS” for each Fund will remain the same. The portfolio managers as listed in each Fund's current prospectus will continue to manage the Funds as investment professionals of TAG.

The section in part one of each Fund’s SAI entitled “Sub-Advisors” under “EXPENSES” is revised to include the fact that, effective October 1, 2006, TAG is an investment sub-advisor to each Fund. The advisory fees paid by shareholders of each Fund will not change. For all of the Funds except Evergreen Strategic Income Fund and Evergreen VA Strategic Income Fund, Evergreen Investment Management Company, LLC ("EIMC"), will pay TAG a fee equal to 90% of the advisory fee retained by EIMC pursuant to its advisory contract with each Fund.  For Evergreen Strategic Income Fund and Evergreen VA Strategic Income Fund, EIMC already pays a portion of its advisory fee to First International Advisors, LLC ("FIA"), another subadvisor to those two Funds.  Consequently, in those two cases, the 90% allocation would be calculated after FIA's sub-advisory fee has been deducted from EIMC's advisory fee. For purposes of this arrangement, advisory fees waived by EIMC voluntarily or as a result of a voluntary or contractual expense cap are not "retained."

                Also, the section in part two of the SAI for each Fund entitled "Policy for Dissemination of Portfolio Holdings" is revised to include TAG in the list of daily recipients with whom each Fund has ongoing arrangements to make available non-public portfolio holdings.

September 22, 2006              577605    9/06

SUPPLEMENT TO THE

STATEMENT OF ADDITIONAL INFORMATION

OF

EVERGREEN INTERMEDIATE AND LONG TERM BOND FUNDS

I.              Evergreen Core Bond Fund (the “Fund”)

The section entitled “Advisory Fees” under “Expenses” in the Fund’s Statement of Additional Information relating to the Fund is revised as follows:

EIMC is entitled to receive, from Core Bond Fund, the Fund’s pro rata share, as determined by the ratio of the Fund’s average daily net assets to the sum of the Fund’s average daily net assets plus the average daily net assets of the Fund’s variable annuity fund counterpart, Evergreen VA Core Bond Fund, of an annual fee based on the aggregate of the Fund’s average daily net assets and the average daily net assets of Evergreen VA Core Bond Fund, as follows:

Aggregate Average Daily Net Assets	Fee
First $5 billion	0.32%
Next $3 billion	0.30%
Over $8 billion	0.28%

II.         Evergreen Strategic Income Fund (the “Fund”)

The section entitled “Advisory Fees” under “Expenses” in the Fund’s Statement of Additional Information relating to the Fund is revised as follows:

EIMC is entitled to receive, from Strategic Income Fund, an annual fee equal to 2.0% of Strategic Income Fund’s gross dividend and interest income plus the Fund’s pro rata share, as determined by the ratio of the Fund’s average daily net assets to the sum of the Fund’s average daily net assets plus the average daily net assets of the Fund’s variable annuity fund counterpart, Evergreen VA Strategic Income Fund, of an annual fee based on the aggregate of the Fund’s average daily net assets and the average daily net assets of Evergreen VA Strategic Income Fund, as follows:

Aggregate Average Daily Net Assets	Fee
First $500 million	0.31%
Over $500 million	0.16%

September 22, 2006	577610 (9/06)

EVERGREEN FIXED INCOME TRUST EVERGREEN SELECT FIXED INCOME TRUST 200 Berkeley Street Boston, Massachusetts 02116 1.800.343.2898
EVERGREEN INTERMEDIATE AND LONG TERM BOND FUNDS
STATEMENT OF ADDITIONAL INFORMATION

September 1, 2006

Evergreen Core Bond Fund (“Core Bond Fund”) Evergreen Select High Yield Bond Fund (“Select High Yield Bond Fund”)

Evergreen Diversified Bond Fund (“Diversified Bond Fund”)

Evergreen High Yield Bond Fund (“High Yield Bond Fund”)

Evergreen Strategic Income Fund (“Strategic Income Fund”)

Evergreen U.S. Government Fund (“U.S. Government Fund”)

Each Fund is a series of an open-end management investment company known as Evergreen Select Fixed Income Trust	Each Fund is a series of an open-end management investment company known as Evergreen Fixed Income Trust
(Each of the above series, a “Fund”, together, the “Funds”; each of Evergreen Select Fixed Income Trust and Evergreen Fixed Income Trust, a “Trust”, together, the “Trusts”)

            This Statement of Additional Information (SAI) pertains to all classes of shares of the Funds listed above. It is not a prospectus but should be read in conjunction with the prospectuses dated September 1, 2006, as amended from time to time, for the Fund in which you are making or contemplating an investment. The Funds are offered through three prospectuses – one offering Class A, Class B, Class C shares of each Fund except Select High Yield Bond Fund and Class I shares of each Fund, one offering Class IS shares of Core Bond Fund and Select High Yield Bond Fund and one offering Class R shares of Core Bond Fund. You may obtain a prospectus without a charge by calling 1.800.343.2898 or by downloading it off our Web site at EvergreenInvestments.com. The information in Part 1 of this SAI is specific information about the Funds described in the prospectus. The information in Part 2 of this SAI contains more general information about the Funds described in the prospectus that may or may not apply to the Fund or class of shares in which you are interested.

Certain information may be incorporated by reference to the Funds’ Annual Reports dated April 30, 2006. You may obtain a copy of the Annual Reports without charge by calling 1.800.343.2898 or downloading them off our Web site at EvergreenInvestments.com.

PART 1

TRUST HISTORY............................................................................................................................. 1-1

INVESTMENT POLICIES.................................................................................................................. 1-1

OTHER SECURITIES AND PRACTICES............................................................................................. 1-3

PRINCIPAL HOLDERS OF FUND SHARES........................................................................................ 1-4

EXPENSES..................................................................................................................................... 1-9

COMPUTATION OF CLASS A OFFERING PRICE…………………………………………………………………………1-13

SERVICE PROVIDERS................................................................................................................... 1-13

FINANCIAL STATEMENTS.............................................................................................................. 1-16

PART 2

ADDITIONAL INFORMATION ON SECURITIES AND INVESTMENT PRACTICES................................... 2-1

PURCHASE AND REDEMPTION OF SHARES................................................................................. 2-19

PRICING OF SHARES.................................................................................................................... 2-21

PRINCIPAL UNDERWRITER........................................................................................................... 2-22

TAX INFORMATION........................................................................................................................ 2-29

BROKERAGE................................................................................................................................ 2-32

ORGANIZATION............................................................................................................................. 2-33

INVESTMENT ADVISORY AGREEMENT......................................................................................... 2-34

PORTFOLIO MANAGERS............................................................................................................... 2-35

MANAGEMENT OF THE TRUST...................................................................................................... 2-46

POLICY FOR DISSEMINATION OF PORTFOLIO HOLDINGS............................................................. 2-52

CORPORATE AND MUNICIPAL BOND RATINGS............................................................................. 2-53

ADDITIONAL INFORMATION........................................................................................................... 2-63

PROXY VOTING POLICY AND PROCEDURES...................................................................... Appendix A

PART 1

TRUST HISTORY

Each Trust is an open-end management investment company, which was organized as a Delaware statutory trust on September 18, 1997.   Evergreen Diversified Bond Fund, Evergreen High Yield Bond Fund, Evergreen Strategic Income Fund and Evergreen U.S. Government Fund are each a diversified series of Evergreen Fixed Income Trust. Evergreen Core Bond Fund and Evergreen Select High Yield Bond Fund are each a diversified series of Evergreen Select Fixed Income Trust.  A copy of each Declaration of Trust is on file as an exhibit to each Trust's Registration Statement, of which this SAI is a part.

INVESTMENT POLICIES

FUNDAMENTAL INVESTMENT RESTRICTIONS

            Each Fund has adopted the fundamental investment restrictions set forth below which may not be changed without the vote of a majority of the Fund's outstanding shares, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”).  Where necessary, an explanation beneath a fundamental policy describes the Fund’s practices with respect to that policy, as allowed by current law.  If the law governing a policy changes, the Fund’s practices may change accordingly without a shareholder vote.  Unless otherwise stated, all references to the assets of the Fund are in terms of current market value.

1.         Diversification

            Each Fund may not make any investment that is inconsistent with its classification as a diversified investment company under the 1940 Act.

            Further Explanation of Diversified Funds:

            To remain classified as a diversified investment company under the 1940 Act, each Fund must conform with the following: With respect to 75% of its total assets, a diversified investment company may not invest more than 5% of its total assets, determined at market or other fair value at the time of purchase, in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, determined at the time of purchase.  The 5% and 10% limitations do not apply to (1) the Funds’ assets represented by cash or cash equivalents, (2) investments in securities issued or guaranteed by the United States (U.S.) government or its agencies or instrumentalities and (3) shares of other investment companies.

2.         Concentration

Each Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry (other than securities that are issued or guaranteed by the U.S. government or its agencies or instrumentalities).

Further Explanation of Concentration Policy:

Each Fund may not invest more than 25% of its total assets, taken at market value, in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

3.         Issuing Senior Securities

Except as permitted under the 1940 Act, each Fund may not issue senior securities.

4.         Borrowing

Each Fund may not borrow money, except to the extent permitted by applicable law.

Further Explanation of Borrowing Policy:

              Under the 1940 Act generally, each Fund may borrow from banks in an amount up to 33 1/3% of its total assets (including amounts borrowed) for any reason, and each Fund may also borrow up to an additional 5% of its total assets from banks or others for temporary or emergency purposes.   Each Fund may also borrow from certain other Evergreen funds pursuant to applicable exemptive relief, within the limitations described above.

5.         Underwriting

            Each Fund may not underwrite securities of other issuers, except insofar as a Fund may be deemed to be an underwriter in connection with the disposition of its portfolio securities.

6.         Real Estate

Each Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, a Fund may invest in (a) securities that are directly or indirectly secured by real estate, or (b) securities issued by issuers that invest in real estate.

7.         Commodities

Each Fund may not purchase or sell commodities or contracts on commodities, except to the extent that a Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

8.         Lending

Each Fund may not make loans to other persons, except that a Fund may lend its portfolio securities or cash in accordance with applicable law. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

Further Explanation of Lending Policy:

To generate income and offset expenses, a Fund may lend portfolio securities to broker‑dealers and other financial institutions in an amount up to 33 1/3% of its total assets, taken at market value.  While securities are on loan, the borrower will pay the Fund any income accruing on the security.  The Fund may invest any collateral it receives in additional portfolio securities, such as U.S. Treasury notes, certificates of deposit, other high‑grade, short‑term obligations or interest bearing cash equivalents. Increases or decreases in the market value of a security lent will affect the Fund and its shareholders.

When a Fund lends its securities, it will require the borrower to give the Fund collateral in cash or government securities. The Fund will require collateral in an amount equal to at least 100% of the current market value of the securities lent, including accrued interest.  The Fund has the right to call a loan and obtain the securities lent any time on notice of not more than five business days. The Fund may pay reasonable fees in connection with such loans.

The Funds in the Evergreen Select Equity Trust, Evergreen Select Fixed Income Trust (except Evergreen Adjustable Rate Fund), Evergreen Equity Trust and Evergreen Fixed Income Trust have the ability to lend cash to other Evergreen funds, in accordance with Evergreen’s Interfund Lending Policy and with the exemptive order issued by the Securities and Exchange Commission on November 20, 2001 (Rel. No. 812-11592).

OTHER SECURITIES AND PRACTICES

For information regarding securities the Funds may purchase and investment practices the Funds may use, see the following sections in Part 2 of this SAI under “Additional Information on Securities and Investment Practices.”  Information provided in the sections listed below expands upon and supplements information provided in the Funds’ prospectuses.  The list below applies to all Funds unless otherwise noted.The Fund may invest or participate in any of the securities and practices found in Part 2 of this SAI under "Additional Information on Securities and Investment Practices" to a de minimis extent (up to 5% of the Fund's assets).

Money Market Instruments

U.S. Government Agency Securities

When-Issued, Delayed-Delivery and Forward Commitment Transactions

Repurchase Agreements

Reverse Repurchase Agreements

Dollar Roll Transactions (applicable to Core Bond Fund, Diversified Bond Fund, High Yield Bond Fund, Strategic Income Fund and U.S.    Government Fund)

Covered Dollar Rolls (applicable to Core Bond Fund, Diversified Bond Fund, High Yield Bond Fund,Strategic Income Fund and U.S. Government

   Fund)

Convertible Securities (applicable to CoreBond Fund, Diversified Bond Fund and Select High Yield Bond

    Fund)

Swaps, Caps, Floors and Collars (applicable toCore Bond Fund and Select High Yield

    Bond Fund)

Options and Futures Strategies

Foreign Securities (applicable to Diversified Bond Fund, High Yield Fund, Select High Yield Bond Fund and

   Strategic Income Fund)

Foreign Currency Transactions (applicable toDiversified Bond Fund, High Yield Bond Fund, Select High Yield Bond

   Fund and Strategic Income Fund)

Premium Securities

High Yield, High Risk Bonds (applicable toDiversified Bond Fund, High Yield Bond Fund, Select High Yield Bond Fund

    and Strategic Income Fund)

Illiquid and Restricted Securities

Investment in Other Investment Companies

Short Sales

Obligations of Foreign Branches of U.S. Banks (applicable toDiversified Bond Fund and High Yield Bond Fund)

Zero Coupon “Stripped” Bonds

Mortgage‑Backed or Asset‑Backed Securities

Limited Partnerships (applicable toDiversified Bond Fund, High Yield Bond Fund and

    Strategic Income Fund)

Master Demand Notes

Brady Bonds

Payment in Kind Securities

Variable or Floating Rate Securities

Securities Lending

Leverage

TBA Mortgage Securities (applicable to Strategic Income Fund)

Currency Cross-hedge (applicable to Strategic Income Fund)

Currency Proxy-hedge (applicable to Strategic Income Fund)

Creating a Net Long Position Versus a Foreign Currency (applicable to Strategic Income Fund)

Sovereign Debt Obligations (applicable to Strategic Income Fund)

            Notwithstanding the above, each Fund may invest up to 5% of its assets in each of the securities or practices discussed in Part 2 of this SAI under “Additional Information on Securities and Investment Practices.”

PRINCIPAL HOLDERS OF FUND SHARES

            As of August 1, 2006, the officers and Trustees of the Trusts owned as a group less than 1% of the outstanding shares of any class of each Fund.

Set forth below is information with respect to each person who, to each Fund’s knowledge, owned of record 5% or more of the outstanding shares of any class of each Fund as of August 1, 2006.  The Funds do not know if any of the below held their shares beneficially.

Core Bond Fund Class A
Charles Schwab & Co. Inc. Special Custody Acct. FBO Exclusive Benefit of Customers Reinvest Acct. 101 Montgomery St./ Mutual Funds San Francisco, CA 94104-4122	18.58%
Wachovia Bank 401K Accounts 1525 West WT Harris Blvd. Charlotte, NC 28288-0001	17.58%
MLPF&S For the Sole Benefit of its customers Attn: Fund Admin. 4800 Deer Lake Dr. E. 2nd Floor Jacksonville, FL 32246-6484	6.17%
Core Bond Fund Class B
MLPF&S For the Sole Benefit of its customers Attn: Fund Admin. 4800 Deer Lake Dr. E. 2nd Floor Jacksonville, FL 32246-6484	7.23%
Core Bond Fund Class C
MLPF&S For the Sole Benefit of its customers Attn: Fund Admin. 4800 Deer Lake Dr. E. 2nd Floor Jacksonville, FL 32246-6484	52.35%
Core Bond Fund Class I
Wachovia Bank Cash Account Attn: Trust Operations Fund Group 401 S. Tryon St. 3rd Floor CMG 1151 Charlotte, NC 28202-1934	50.71%
Wachovia Bank Trust Accounts 1525 West WT Harris Blvd. Charlotte, NC 28288-0001	16.45%
Wachovia Bank Cash/Reinvest Acct. 401 S. Tryon St. 3rd Floor CMG 1151 Charlotte, NC 28202-1934	10.05%
Wachovia Bank 401K Accounts 1525 West WT Harris Blvd. Charlotte, NC 28288-0001	7.57%
Core Bond Fund Class IS
Oklahoma Public Employees Retire System- Board of Trustees Sooner Savings Plan c/o Great West 8515 E. Orchard Rd 2T2 Englewood, CO 80111-5002	21.91%
Core Bond Fund Class R
Hartford Life Insurance Co. Separate Account Attn: Dave Ten Broeck PO Box 2999 Hartford, CT 06104-2999	52.75%
MLPF&S For the Sole Benefit of its customers Attn: Fund Admin. 4800 Deer Lake Dr. E. 2nd Floor Jacksonville, FL 32246-6484	47.18%
Diversified Bond Fund Class A
MLPF&S For the Sole Benefit of its customers Attn: Fund Admin. 4800 Deer Lake Dr. E. 2nd Floor Jacksonville, FL 32246-6484	5.89%
Diversified Bond Fund Class B
MLPF&S For the Sole Benefit of its customers Attn: Fund Admin. 4800 Deer Lake Dr. E. 2nd Floor Jacksonville, FL 32246-6484	5.85%
Diversified Bond Fund Class C
None
Diversified Bond Fund Class I
Charles Schawb & Co Inc Special Custody Account FBO Exclusive Benefit of Customers 101 Montgomery St/Mutual Funds San Francisco, CA 94104	7.22%
MLPF&S for the sole benefit of its customers Attn: Fund Admin 4800 Deer Lake Dr E 2nd Fl Jacksonville, FL 32246	5.45%
Citigroup Global Markets Inc House Account Attn: Peter Booth, 7th floor 333 West 34th Street New York, NY 1001-2402	5.20%
High Yield Bond Fund Class A
Charles Schwab & Co. Inc. Special Custody Acct. FBO Exclusive Benefit of Customers Reinvest Acct. 101 Montgomery St./ Mutual Funds San Francisco, CA 94104-4122	17.79%
High Yield Bond Fund Class B
MLPF&S For the Sole Benefit of it’s customers Attn: Fund Admin. 4800 Deer Lake Dr. E. 2nd Floor Jacksonville, FL 32246-6484	6.07%
Citigroup Global Markets Inc House Account Attn: Peter Booth 7th Floor 333 West 34th Street New York, NY 10001-2402	5.44%
High Yield Bond Fund Class C
Citigroup Global Markets Inc House Account Attn: Peter Booth 7th Floor 333 West 34th Street New York, NY 10001-2402	6.80%
MLPF&S For the Sole Benefit of it’s customers Attn: Fund Admin. 4800 Deer Lake Dr. E. 2nd Floor Jacksonville, FL 32246-6484	6.00%
High Yield Bond Fund Class I
Wachovia Bank Trust Account Cash/Reinvest 1525 West WT Harris Blvd. Charlotte, NC 28288-000	28.02%
Wachovia Bank Cash Account Attn: Trust Operations Fund Group 401 S. Tryon St. 3rd Floor CMG 1151 Charlotte, NC 28202-1934	24.95%
Wachovia Bank 401 (k) Accounts 1525 W. WT Harris Blvd. Charlotte, NC 28288-0001	16.58%
FTC & Co. Attn: Datalynx House Account PO Box 173736 Denver, CO 80217-3736	12.14%
Wachovia Bank Reinvest Account Attn: Trust Operations Fund Group 401 S. Tryon St. 3rd Floor CMG 1151 Charlotte, NC 28202-1934	7.96%
Select High Yield Bond Fund Class I
Wachovia Bank Cash Account Attn: Trust Operations Fund Group 401 S. Tryon St. 3rd Floor CMG 1151 Charlotte, NC 28202-1934	32.21%
Wachovia Bank Reinvest Acct. Attn: Trust Operations Fund Group 401 S. Tryon St. 3rd Floor CMG 1151 Charlotte, NC 28202-1934	27.87%
Wachovia Bank Trust Account Cash/Reinvest 1525 West WT Harris Blvd. Charlotte, NC 28288-0001	6.20%
Select High Yield Bond Fund Class IS
Pershing LLC PO Box 2052 Jersey City, NJ 07303-2052	29.88%
Pershing LLC PO Box 2052 Jersey City, NJ 07303-2052	23.74%
Pershing LLC PO Box 2052 Jersey City, NJ 07303-2052	20.14%
Pershing LLC PO Box 2052 Jersey City, NJ 07303-2052	6.10%
Strategic Income Fund Class A
Charles Schwab & Co. Inc. Special Custody Acct. FBO Exclusive Benefit of Customers Reinvest Acct. 101 Montgomery St./ Mutual Funds San Francisco, CA 94104-4122	16.17%
Strategic Income Fund Class B
MLPF&S For the Sole Benefit of it’s customers Attn: Fund Admin. 4800 Deer Lake Dr. E. 2nd Floor Jacksonville, FL 32246-6484	5.27%
Strategic Income Fund Class C
Citigroup Global Markets Inc House Account Attn: Peter Booth 7th Floor 333 West 34th Street New York, NY 10001-2402	11.03%
MLPF&S For the Sole Benefit of it’s customers Attn: Fund Admin. 4800 Deer Lake Dr. E. 2nd Floor Jacksonville, FL 32246-6484	8.65%
Strategic Income Fund Class I
Wachovia Bank Cash Account 1525 W. WT Harris Blvd. Charlotte, NC 28288-0001	51.76%
Wachovia Bank 401 (k) Accounts 1525 W. WT Harris Blvd. Charlotte, NC 28288-0001	16.21%
SEI Private Trust Company c/o Wachovia Bank Attn: Mutual Fund Administrator One Freedom Valley Drive Oak, PA 19456	15.17%
Wachovia Bank Reinvest Accounts Trust Accounts 1525 West WT Harris Blvd. Charlotte, NC 28288-000	6.33%
U.S. Government Fund Class A
None
U.S. Government Fund Class B
MLPF&S For the Sole Benefit of it’s customers Attn: Fund Admin. 4800 Deer Lake Dr. E. 2nd Floor Jacksonville, FL 32246-6484	6.93%
U.S. Government Fund Class C
MLPF&S For the Sole Benefit of it’s customers Attn: Fund Admin. 4800 Deer Lake Dr. E. 2nd Floor Jacksonville, FL 32246-6484	9.53%
SEI Private Trust Company c/o Cherry Trust & Co. Attn: Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456	6.01%
U.S. Government Fund Class I
Wachovia Bank 401k Accounts 1525 West WT Harris Blvd. Charlotte, NC 28288-0001	48.75%
Credit Suisse First Boston Capital LLC Attn: Parshu Shah 11 Madison Ave. Floor 3 New York, NY 10010-3629	22.41%
SEI Private Trust Company c/o Wachovia Bank Attn: Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456	19.76%

EXPENSES

Advisory Fees

Evergreen Investment Management Company, LLC (EIMC), a wholly owned subsidiary of Wachovia Corporation (Wachovia), is the investment advisor to the Funds.  EIMC is located at 200 Berkeley Street, Boston, Massachusetts, 02116-5034. Wachovia is located at 301 South College Street, Charlotte, North Carolina 28288-0013.  For more information, see “Investment Advisory Agreement” in Part 2 of this SAI.

EIMC is entitled to receive from High Yield Fund, Strategic Income Fund and Diversified Bond Fund an annual fee of 2.0% of gross dividend and interest income, plus the following:

Average Daily Net Assets	Fee
First $500 million	0.31%
Over $500 million	0.16%

EIMC is entitled to receive from each Fund listed below an annual fee based on each Fund’s average daily net assets. Such fees are computed as of the close of each business day and paid monthly. Each fund's advisory fees are as follows:

Select High Yield Fund
Average Daily Net Assets	Fee
First $1 billion	0.50%
Over $1 billion	0.45%

U.S. Government Fund
Average Daily Net Assets	Fee
First $250 million	0.42%
Next $250 million	0.40%
Next $500 million	0.37%
Over $1 billion	0.35%

Core Bond Fund
Average Daily Net Assets	Fee
First $5 billion	0.32%
Next $3 billion	0.30%
Over $8 billion	0.28%

Advisory Fees Paid

Below are the advisory fees paid by each Fund for the last three fiscal years or periods.

Fund/Fiscal Year or Period Ended	Advisory Fees Paid	Advisory Fees Waived
April 30, 2006
Core Bond Fund	$9,940,900	$4,347,089
Diversified Bond Fund (1)	$318,872	$295,807
High Yield Fund	$3,797,483	$0
Select High Yield Bond Fund	$2,423,151	$0
Strategic Income Fund	$1,694,089	$0
U.S. Government Fund	$2,239,342	$0
April 30, 2005
Core Bond Fund	$10,826,692	$3,672,472
Diversified Bond Fund (2)	$807,699	$343,119
High Yield Fund	$4,424,216	$0
Select High Yield Bond Fund	$2,942,318	$0
Strategic Income Fund	$1,829,933	$0
U.S. Government Fund	$2,259,133	$0
April 30, 2004
Core Bond Fund	$11,440,564	$3,166,932
Diversified Bond Fund (3)	$628,025	$28,638
High Yield Fund	$4,677,897	$0
Select High Yield Bond Fund	$2,881,565	$0
Strategic Income Fund	$1,970,468	$0
U.S. Government Fund	$2,769,845	$0

For the five months ended April 30, 2006.  Diversified Bond Fund changed its fiscal year end from November 30 to April 30, effective April 30, 2006.

For the year ended November 30, 2005.

For the year ended November 30, 2004.

Sub-Advisors

            Tattersall Advisory Group, Inc. (TAG) is the sub-advisor to Core Bond Fund.  As sub-advisor, TAG  manages the Fund’s investments on a day-to-day basis.  The Fund does not pay a direct fee to TAG for its sub-advisory services.

            Evergreen International Advisors (Evergreen International) is the sub-advisor to Strategic Income Fund.  As sub-advisor, Evergreen International manages the Fund’s investments on a day-to-day basis.  The Fund does not pay a direct fee to Evergreen International for its sub-advisory services.

Sub-Advisory Fees Paid

            EIMC pays TAG an annual fee of 0.32% of the average daily total net assets of Core Bond Fund.

            EIMC pays Evergreen International an annual fee of 0.05% of the average daily total net assets of Strategic Income Fund.

Brokerage Commissions

            Below are the brokerage commissions paid by the following Funds for the last three fiscal years or periods. U.S. Government Fund paid no commissions during the periods. For more information regarding brokerage commissions, see “Brokerage” in Part 2 of the SAI.

Fund	Year Ended April 30, 2006	Year Ended April 30, 2005	Year Ended April 30, 2004
Core Bond Fund	$139,146	$120	$5,824
Diversified Bond Fund	$4,975 (1)	$4,293 (2)	$0
High Yield Fund	$60,708	$19,925	$578,656
Strategic Income Fund	$1,677	$0	$1,662
Select High Yield Bond Fund	$134	$0	$0

(1)    For the five months ended April 30, 2006.  Diversified Bond Fund changed its fiscal year end from November 30 to April 30,

       effective April 30, 2006.

(2)   For the year ended November 30, 2005.

Brokerage Commissions with Research Firms

            During the fiscal year ended April 30, 2006, the funds allocated the following amount of transactions, and related commissions, to broker-dealer firms that EIMC considers to provide research services (“Research Firms”). Wachovia Securities, LLC (together with its wholly-owned subsidiary, First Clearing LLC) is a Research Firm. The provision of research was not necessarily a factor in the placement of these transactions with such Research Firms.

Fund

	Dollar Amount of Transactions with Research Firms	Commissions Paid on Transactions with Research Firms
Core Bond Fund	$0	$0
Diversified Bond Fund	$42,548,774	$0
High Yield Fund	$1,258,660,118	$55,694
Select High Yield Bond Fund	$332,725,138	$134
Strategic Income Fund	$280,421,584	$0
U.S. Government Fund	$0	$0

Portfolio Turnover

            The Funds generally do not take portfolio turnover into account in making investment decisions. This means the Funds could experience a high rate of portfolio turnover (100% or more) in any given fiscal year, resulting in greater brokerage and other transaction costs which are borne by the Funds and their shareholders.  It may also result in the Funds realizing greater net short-term capital gains, which are taxable to shareholders as ordinary income.

Underwriting Commissions

Below are the underwriting commissions paid by each Fund and the amounts retained by the Evergreen Investment Services, Inc., the principal underwriter for the last three fiscal years or periods. For periods prior to May 1, 2004, underwriting commissions for Diversified Bond Fund were paid to its predecessor principal underwriter. For more information, see “Principal Underwriter” in Part 2 of this SAI.

Fiscal Year or Period/Fund	Total Underwriting Commissions	Underwriting Commissions Retained
April 30, 2006
Core Bond Fund	$554,548	$27,355
Diversified Bond Fund (1)	$91,009	$5,298
High Yield Fund	$640,991	$39,895
Select High Yield Bond Fund	$0	$0
Strategic Income Fund	$421,894	$23,530
U.S. Government Fund	$45,531	$2,309
April 30, 2005
Core Bond Fund	$879,148	$37,873
Diversified Bond Fund (2)	$97,887	$6,279
High Yield Fund	$1,663,303	$80,794
Select High Yield Bond Fund	$0	$0
Strategic Income Fund	$661,274	$33,882
U.S. Government Fund	$108,487	$5,654
April 30, 2004
Core Bond Fund	$3,718,671	$109,499
Diversified Bond Fund(3)	$202,237	$9,077
High Yield Fund	$7,488,972	$217,417
Select High Yield Bond Fund	$0	$0
Strategic Income Fund	$1,962,185	$64,550
U.S. Government Fund	$305,981	$9,806

(1)    For the five months ended April 30, 2006.  Diversified Bond Fund changed its fiscal year end from November 30 to April 30,

       effective April 30, 2006.

(2)   For the year ended November 30, 2005.

(3)   For the year ended November 30, 2004.

Distribution and/or Service (Rule 12b-1) Fees

Below are the 12b-1 fees paid by each Fund for the fiscal year ended April 30, 2006. Class I shares do not pay 12b-1 fees and Class IS and Class R shares do not pay distribution fees.  For more information, see “Distribution Expenses Under Rule 12b-1” in Part 2 of this SAI.

	Class A		Class B		Class C	Class IS
Fund	Distribution Fees	Service Fees	Distribution Fees	Service Fees	Distribution Fees	Service Fees	Service Fees
Core Bond Fund	$226,815	$1,106,683	$1,546,352	$515,451	$974,660	$324,887	$125,192
Diversified Bond Fund	$218,001	$45,760	$60,299	$20,100	$83,685	$27,895	N/A
High Yield Fund	$220,124	$1,075,674	$1,469,421	$489,807	$1,804,586	$601,529	N/A
Select High Yield Bond Fund	N/A	N/A	N/A	N/A	N/A	N/A	$39,380
Strategic Income	$105,885	$516,834	$652,840	$217,614	$553,842	$184,614	N/A
U.S. Government Fund	$43,012	$210,062	$157,961	$52,654	$65,398	$21,799	N/A

	Class R
Fund	Distribution Fee	Service Fee
Core Bond Fund	$0	$53,498

Trustee Compensation

            Listed below is the Trustee compensation paid by the Fund Group for the fiscal year ended April 30, 2006 and by the Evergreen fund complex(1) for the twelve months ended December 31, 2005.  The Trustees do not receive pension or retirement benefits from the Evergreen funds. Patricia B. Norris became a Trustee effective July 1, 2006 and did not receive any compensation from the Trusts for the periods indicated. For more information, see “Management of the Trust” in Part 2 of this SAI.

Trustee	Aggregate Compensation from the Fund Group for the fiscal year ended 4/30/2006	Total Compensation from the Evergreen Fund Complex for the twelve months ended 12/31/2005(2)
Charles A. Austin, III	$13,412	$203,500
Shirley L. Fulton	$10,988	$167,000
K. Dun Gifford	$12,332	$186,500
Leroy Keith, Jr.	$10,940	$168,000
Gerald M. McDonnell	$10,940	$168,000
William Walt Pettit	$10,988	$167,000
David M. Richardson	$10,940	$168,000
Russell A. Salton, III	$12,600	$191,500
Michael S. Scofield	$19,849	$285,000
Richard J. Shima	$12,380	$186,500
Richard K. Wagoner	$11,266	$168,000

The Evergreen Fund Complex consists of ten open-end investment management companiesrepresenting 89 separate seriesand 4 closed-end funds.

(2)   The Trustees have a Deferred Compensation Plan which provides Trustees with the option to defer all or part of their compensation. The Trustees may elect to earn a rate of return on any deferred compensation by selecting hypothetical investments in Evergreen investment media in an amount equal to the deferred compensation. A Trustee may elect when to receive distributions of such deferred amounts, but may not receive distributions before the earlier of the first business day of January following (a) a date five years from the deferral election or (b) the year in which the Trustee ceases to be a member of the Board of Trustees. Pursuant to the Deferred Compensation Plan, payments due under the Deferred Compensation Plan are unsecured obligations of the Evergreen funds. Also pursuant to the Trustees Deferred Compensation Plan, certain Trustees have elected to defer all or part of their total compensation for the twelve months ended December 31, 2005. The amounts listed below will be payable in later years to the respective Trustees:

                Austin                      $132,275

                Fulton                      $41,750

                McDonnell                $50,400

                Pettit                        $50,100

                                                Shima                      $93,250

COMPUTATION OF CLASS A OFFERING PRICE

Class A shares are sold at the net asset value (NAV) plus a sales charge. Below is an example of the method of computing the offering price of Class A shares of each Fund. Select High Yield Bond Fund does not offer Class A shares.  The example assumes a purchase of Class A shares of each Fund aggregating less than $50,000 based upon the NAV of each Fund’s Class A shares at April 30, 2006. For more information, see “Purchase and Redemption of Shares” and “Pricing of Shares” in Part 2 of this SAI.

Fund	Net Asset Value Per Share	Sales Charge Per Share(1)	Offering Price Per Share
Core Bond Fund
	$10.24	4.75%	$10.75
Diversified Bond Fund
	$14.25	4.75%	$14.96
High Yield Fund	$3.31	4.75%	$3.48
Strategic Income Fund
	$6.32	4.75%	$6.64
U.S. Government Fund
	$9.81	4.75%	$10.30

(1)The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

SERVICE PROVIDERS

Administrator

            Evergreen Investment Services, Inc. (EIS), a subsidiary of Wachovia, serves as administrator to the Funds, subject to the supervision and control of each Trust's Board of Trustees. Pursuant to a Master Administrative Services Agreement, EIS provides the Funds with facilities, equipment and personnel and is entitled to receive from each Fund annual fees at the following rate. EIS is located at 200 Berkeley Street, Boston, Massachusetts 02116-5034.

Average Daily Net Assets

of the Evergreen Funds

(Excluding Money Market Funds and Evergreen Institutional Enhanced Income Fund)

Administrative

Services Fee Rates

First $50 billion

0.100%

Next $25 billion

0.090%

Next $25 billion	0.080%
Next $25 billion	0.075%
On assets over $125 billion	0.050%

Administrative Fees Paid

            Below are the administrative fees paid by each Fund for the last three fiscal years or periods.

Fund/Fiscal Year or Period Ended	Administrative Fees Paid
April 30, 2006
Core Bond Fund	$4,440,188
Diversified Bond Fund (1)	$136,295
High Yield Fund	$933,553
Select High Yield Bond Fund	$481,969
Strategic Income Fund	$390,018
U.S. Government Fund	$548,275
April 30, 2005
Core Bond Fund	$4,524,091
Diversified Bond Fund (2)	$188,736
High Yield Fund	$1,115,737
Select High Yield Bond Fund	$587,548
Strategic Income Fund	$414,408
U.S. Government Fund	$555,822
April 30, 2004
Core Bond Fund	$4,561,866
Diversified Bond Fund (3)	$0
High Yield Fund	$1,175,122
Select High Yield Bond Fund	$575,909
Strategic Income Fund	$426,439
U.S. Government Fund	$661,181

For the five months ended April 30, 2006.  Diversified Bond Fund changed its fiscal year end from November 30 to April 30, effective April 30, 2006.

For the year ended November 30, 2005.

For the year ended November 30, 2004.

Distributor

            EIS is also the distributor of the Funds and markets the Funds through broker‑dealers and other financial representatives.

Transfer Agent

            Evergreen Service Company, LLC (ESC), P.O. Box 8400, Boston, Massachusetts 02266-8400, a subsidiary of Wachovia, is the Funds’ transfer agent. ESC issues and redeems shares, pays dividends and performs other duties in connection with the maintenance of shareholder accounts.

            Each Fund pays ESC annual fees as follows:

Fund Type	Annual Fee Per Open Account*	Annual Fee Per Closed Account**
Monthly Dividend Funds	$26.75	$9.00
Quarterly Dividend Funds	$21.50	$9.00
Semiannual Dividend Funds	$21.50	$9.00
Annual Dividend Funds	$21.50	$9.00

                                *   For shareholder accounts only. Each Fund pays ESC cost plus 15% for broker accounts.

                                ** Closed accounts are maintained on the system in order to facilitate historical and tax information.

            Below are the transfer agency fees paid by each Fund to ESC for the last fiscal year. A portion of the fees listed below was paid to Wachovia Securities, Inc., an affiliate of Wachovia Corporation.

Fund	Total Transfer Agency Fees Paid to ESC for Fiscal Year Ended April 30, 2006
Core Bond Fund	$3,584,548
Diversified Bond Fund	$290,665
High Yield Fund	$1,785,964
Select High Yield Bond Fund	$41,778
Strategic Income Fund	$887,508
U.S. Government Fund	$699,507

Independent Registered Public Accounting Firm

KPMG LLP, 99 High Street, Boston, Massachusetts 02110, audits the financial statements of the Funds.

Custodian

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110 keeps custody of the Funds’ securities and cash and performs other related duties.

Legal Counsel

            Ropes & Gray LLP,One International Place, Boston, MA 02110-2624,acts as the counsel to the Funds.

            Sullivan & Worcester LLP, 1666 K Street NW, Washington, D.C. 20006, acts as counsel to the non-interested Trustees of the Trust.

FINANCIAL STATEMENTS

      The audited financial statements for the Funds for the fiscal year ended April 30, 2006, including notes thereto, and the report of the independent registered public accounting firm thereon, are hereby incorporated into this document by reference to the Funds' April 30, 2006 Annual Reports. The Funds' April 30, 2006 Annual Reports were filed electronically with the SEC on July 6, 2006 (Accession No. 0000936772-06-000114 for Evergreen Select Fixed Income Trust and Accession No. 0000936772-06-000115 for Evergreen Fixed Income Trust). Copies of the Annual Reports may be obtained without charge by writing Evergreen Service Company, LLC, P.O. Box 8400, Boston, Massachusetts 02266-8400, by calling toll-free at 1.800.343.2898 or by downloading them off our Web site at Evergreeninvestments.com.

Statement of Additional Information (SAI)

PART 2

ADDITIONAL INFORMATION ON SECURITIES

AND INVESTMENT PRACTICES

The prospectus describes the Fund’s investment goal and the securities in which it primarily invests. The following describes other securities the Fund may purchase and investment strategies it may use.  Some of the information below may not apply to the Fund or the Class in which you are interested.

Money Market Instruments

The Fund may invest up to 100% of its assets in high-quality money market instruments, such as notes, certificates of deposit, commercial paper, banker’s acceptances, bank deposits or U.S. government securities if, in the opinion of the investment advisor, market conditions warrant a temporary defensive investment strategy.

U.S. Government Agency Securities

               The Fund may invest in securities issued or guaranteed by U.S. Government agencies or instrumentalities.

               In general, securities issued by U.S. Government-sponsored entities are backed only by (i) the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities or (ii) the credit of the agency or instrumentality issuing the securities or guaranteeing the obligations.  Generally, the U.S. Government agencies issuing these securities, although chartered or sponsored by Congress, are not funded by congressional appropriations and the securities issued by them are neither guaranteed nor insured by the U.S. Government or U.S. Treasury.  This means that, in most cases, securities issued or guaranteed by U.S. Government agencies are supported only by the credit of the issuing agency, standing alone.  One important exception is securities by the Government National Mortgage Association, which are backed by the full faith and credit of the U.S. Government.

               Some examples of government agencies and instrumentalities that do not receive financial support from the U.S. Government or U.S. Treasury and whose securities and obligations are supported only by the credit of the issuing agency include the following.

(i)   Farm Credit System, including the National Bank for Cooperatives, Farm Credit Banks and Banks for Cooperatives;

(ii)  Farmers Home Administration;

(iii) Federal Home Loan Banks;

(iv) Federal Home Loan Mortgage Corporation;

Federal National Mortgage Association; and

Student Loan Marketing Association.

Securities Issued by the Government National Mortgage Association (GNMA).The Fund may invest in securities issued by the GNMA, a corporation wholly owned by the U.S. Government.  GNMA securities or "certificates" represent ownership in a pool of underlying mortgages.  The timely payment of principal and interest due on these securities is guaranteed by GNMA.

               Unlike conventional bonds, the principal on GNMA certificates is not paid at maturity but over the life of the security in scheduled monthly payments.  While mortgages pooled in a GNMA certificate may have maturities of up to 30 years, the certificate itself will have a shorter average maturity and less principal volatility than a comparable 30‑year bond.

               The market value and interest yield of GNMA certificates can vary due not only to market fluctuations, but also to early prepayments of mortgages within the pool.  Since prepayment rates vary widely, it is impossible to accurately predict the average maturity of a GNMA pool.  In addition to the guaranteed principal payments, GNMA certificates may also make unscheduled principal payments resulting from prepayments on the underlying mortgages.

               Although GNMA certificates may offer yields higher than those available from other types of U.S. Government securities, they may be less effective as a means of locking in attractive long‑term rates because of the prepayment feature.  For instance, when interest rates decline, prepayments of the underlying mortgages are likely to increase as the holders of the underlying mortgages seek refinancing.  As a result, the value of a GNMA certificate is not as likely to rise as the value of a comparable debt security would in response to the same decline.  In addition, these prepayments can cause the price of a GNMA certificate originally purchased at a premium to decline in price compared to its par value, which may result in a loss.

When‑Issued, Delayed‑Delivery and Forward Commitment Transactions

The Fund may purchase securities on a when‑issued or delayed-delivery basis and may purchase or sell securities on a forward commitment basis.  Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made.

               The Fund may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date.  Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth.  In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when‑issued, delayed-delivery or forward commitment basis the Fund will hold liquid assets worth at least the equivalent of the amount due.  The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

               Purchases made under such conditions may involve the risk that yields secured at the time of commitment may be lower than otherwise available by the time settlement takes place, causing an unrealized loss to the Fund.  In addition, when the Fund engages in such purchases, it relies on the other party to consummate the sale.  If the other party fails to perform its obligations, the Fund may miss the opportunity to obtain a security at a favorable price or yield.

Repurchase Agreements

               The Fund may enter into repurchase agreements with entities that are registered as U.S. Government securities dealers, including member banks of the Federal Reserve System having at least $1 billion in assets, primary dealers in U.S. Government securities, or banks and other recognized financial institutions,  such as broker-dealers, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.  In a repurchase agreement the Fund obtains a security and simultaneously commits to return the security to the seller at a set price (including principal and interest) within a period of time usually not exceeding seven days.  The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security.  A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

               The Fund’s custodian or a third party will take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily.  To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities.  In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action.  The Fund's investment advisor believes that under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities.

Reverse Repurchase Agreements

               As described herein, the Fund may also enter into reverse repurchase agreements.  These transactions are similar to borrowing cash.  In a reverse repurchase agreement, the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate.

The use of reverse repurchase agreements may enable the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time.

               When effecting reverse repurchase agreements, liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date.  The segregated account is marked to market daily and maintained until the transaction is settled.

Leverage

               The Fund may engage in transactions that create leverage with up to 30% of its net assets in accordance with Evergreen’s Leverage Policy.  Leverage creates special risks for the Fund which are created when an investment exposes the Fund to a level of risk that exceeds the amount invested.  Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain.  Examples of transactions which create leverage include uncovered mortgage dollar rolls and investments in when-issued securities (see descriptions herein) as well as investing in securities that are issued on a “to-be-announced” basis (commonly referred to as “TBAs”) which are purchased prior to their actual issuance. Examples of transactions which are not included in the calculation of the Fund’s total leverage-creating transactions are covered dollar rolls and collateralized securities lending in which the collateral received by the Fund is invested in cash equivalents.

Dollar Roll Transactions

               The Fund may enter into "dollar rolls" in which the Fund sells securities and simultaneously contracts to repurchase substantially similar securities on a specified future date.  In the case of dollar rolls involving mortgage-related securities, the mortgage-related securities that are purchased typically will be of the same type and will have the same or similar interest rate and maturity as those sold, but will be supported by different pools of mortgages.  The Fund forgoes principal and interest paid during the roll period on the securities sold in a dollar roll, but it is compensated by the difference between the current sales price and the price for the future purchase as well as by any interest earned on the proceeds of the securities sold.  The Fund could also be compensated through receipt of fee income.

Dollar rolls are not treated as borrowings or other senior securities and will be excluded from the calculation of the Fund’s borrowings and other senior securities.  Investing in dollar rolls creates leverage (unless they are “covered dollar rolls,” see description below) and are included in the calculation of the Fund’s total leverage-creating transactions.   In addition to the general risks involved in leveraging, dollar rolls are subject to the same risks as repurchase and reverse repurchase agreements.

Covered Dollar Rolls

The Fund may enter into covered dollar rolls which are the same as the dollar roll transactions described above except that the dollar roll position is offset with a cash or cash equivalent position. The offsetting cash/cash equivalent position effectively collateralizes the Fund’s right to receive the security at the end of the roll period, and also serves to minimize the leveraging effect of the transaction. Covered dollar rolls are not treated as a borrowing or other senior security and will be excluded from the calculation of the Fund’s borrowings and other senior securities. Covered dollar rolls are not considered to be a transaction that creates leverage and will be excluded from the calculation of the Fund’s total leverage-creating transaction.

Securities Lending

               The Fund may lend portfolio securities to brokers, dealers and other financial institutions to earn additional income for the Fund.  These transactions must be fully collateralized at all times with cash or short-term debt obligations, but involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from exercising its rights in respect of the collateral.  Any investment of collateral by the Fund would be made in accordance with the Fund's investment objective and policies described in the prospectus.

Convertible Securities

The Fund may invest in convertible securities. Convertible securities include fixed‑income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, bonds with warrants attached or bonds with a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allow convertible securities to be employed for a variety of investment strategies.

The Fund will exchange or convert convertible securities into shares of underlying common stock when, in the opinion of its investment advisor, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective. The Fund may also elect to hold or trade convertible securities. In selecting convertible securities, the investment advisor evaluates the investment characteristics of the convertible security as a fixed‑income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the investment advisor considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

Preferred Stocks

               The Fund may purchase preferred stock.  Some preferred stock, unlike common stock, has a stated dividend rate payable from the corporation’s earnings.  Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate.  “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid.

               If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline.  Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, which can be a negative feature when interest rates decline.  Preferred stock also generally has a preference over common stock on the distribution of a corporation’s assets in the event of liquidation of the corporation.  Preferred stock may be “participating” stock, which means that it may be entitled to a dividend exceeding the stated dividend in certain cases.  The rights of preferred stock on distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with a corporation’s debt securities.

Warrants

The Fund may invest in warrants. Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

Swaps, Caps, Floors and Collars

               The Fund may enter into interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars.  The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date.  The Fund would use these transactions as hedges and not as speculative investments and would not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay.  Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal.  A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices.  The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount.  The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount.  A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

               The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.  The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by Standard & Poor’s Ratings Services (S&P) or Moody's Investors Service, Inc. (Moody’s) or has an equivalent rating from another nationally recognized statistical rating organization or is determined to be of equivalent credit quality by the Fund's investment advisor.  If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction.  As a result, the swap market has become relatively liquid.  Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Indexed Securities

               The Fund may invest in indexed securities, the values of which are linked to currencies, interest rates, commodities, indices or other financial indicators ("reference instruments"). Most indexed securities have maturities of three years or less.

               Indexed securities differ from other types of debt securities in which the Fund may invest in several respects.  First, the interest rate or, unlike other debt securities, the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as an interest rate compared with a fixed interest rate or the currency exchange rates between two currencies (neither of which need be the currency in which the instrument is denominated).  The reference instrument need not be related to the terms of the indexed security.  For example, the principal amount of a U.S. dollar denominated indexed security may vary based on the exchange rate of two foreign currencies.  An indexed security may be positively or negatively indexed; that is, its value may increase or decrease if the value of the reference instrument increases.  Further, the change in the principal amount payable or the interest rate of an indexed security may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

               Investment in indexed securities involves certain risks.  In addition to the credit risk of the security's issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of indexed securities may decrease as a result of changes in the value of the underlying reference instruments.  Further, in the case of certain indexed securities in which the interest rate is linked to a reference instrument, the interest rate may be reduced to zero, and any further declines in the value of the security may then reduce the principal amount payable on maturity.  Finally, indexed securities may be more volatile than the reference instruments underlying the indexed securities.

               To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging.  Proxy hedging is often used when the currency to which the Fund is exposed is difficult to hedge or to hedge against the dollar.  Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's securities are or are expected to be denominated, and to buy U.S. dollars.  The amount of the contract would not exceed the value of the Fund’s securities denominated in linked currencies.  For example, if the Fund's investment advisor considers that the Austrian schilling is linked to the German deutschmark (the "D-mark"), the Fund holds securities denominated in schillings and the investment advisor believes that the value of schillings will decline against the U.S. dollar, the investment advisor may enter into a contract to sell D-marks and buy dollars.

Options and Futures Strategies

The Fund may at times seek to hedge against either a decline in the value of its portfolio securities or an increase in the price of securities which the investment advisor plans to purchase through the writing and purchase of options and the purchase or sale of futures contracts and related options.  Expenses and losses incurred as a result of such hedging strategies will reduce the Fund’s current return.

The ability of the Fund to engage in the options and futures strategies described below will depend on the availability of liquid markets in such instruments.  It is impossible to predict the amount of trading interest that may exist in various types of options or futures.  Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes stated below.

Writing Covered Options on Securities.  The Fund may write covered call options and covered put options on optionable securities of the types in which it is permitted to invest from time to time as the investment advisor determines is appropriate in seeking to attain the Fund’s investment objective.  Call options written by the Fund give the holder the right to buy the underlying security from the Fund at a stated exercise price; put options give the holder the right to sell the underlying security to the Fund at a stated price.

The Fund may only write call options on a covered basis or for cross-hedging purposes and will only write covered put options.  A put option would be considered “covered” if the Fund owns an option to sell the underlying security subject to the option having an exercise price equal to or greater than the exercise price of the “covered” option at all times while the put option is outstanding.  A call option is covered if the Fund owns or has the right without additional compensation to acquire the underlying securities subject to the call option (or comparable securities satisfying the cover requirements of securities exchanges) at all times during the option period.  A call option is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against another security which the Fund owns or has the right to acquire.  In the case of a call written for cross-hedging purposes or a put option, the Fund will maintain in a segregated account at the Fund’s custodian bank cash or short-term U.S. government securities with a value equal to or greater than the Fund’s obligation under the option.  The Fund may also write combinations of covered puts and covered calls on the same underlying security.

The Fund will receive a premium from writing an option, which will increase the Fund’s return in the event the option expires unexercised or is terminated at a profit.  The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option, and the volatility of the market price of the underlying security.  By writing a call option, the Fund will limit its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option.  By writing a put option, the Fund will assume the risk that it may be required to purchase the underlying security for a price higher than its then current market price, resulting in a potential capital loss if the purchase price exceeds market price plus the amount of the premium received.

The Fund may terminate an option which it has written prior to its expiration, by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written.  The Fund will realize a profit (or loss) from such transaction if the cost of such transaction is less (or more) than the premium received from the writing of the option.  Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option may be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

Purchasing Put and Call Options on Securities.  The Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value.  This protection is provided during the life of the put option since the Fund, as holder of the put, is able to sell the underlying security at the exercise price regardless of any decline in the underlying security’s market price.  For the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs.  By using put options in this manner, any profit which the Fund might otherwise have realized on the underlying security will be reduced by the premium paid for the put option and by transaction costs.

               The Fund may also purchase a call option to hedge against an increase in price of a security that it intends to purchase.  This protection is provided during the life of the call option since the Fund, as holder of the call, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security’s market price.  For the purchase of a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs.  By using call options in this manner, any profit which the Fund might have realized had it bought the underlying security at the time it purchased the call option will be reduced by the premium paid for the call option and by transaction costs.

Futures Contracts and Options on Futures.  The Fund may enter into financial futures contracts and write options on futures contracts.    The Fund may enter into such contracts for hedging purposes or for other purposes described from time to time in the prospectus.  A futures contract on securities is an agreement to buy or sell securities at a specified price during a designated month.  A futures contract on a securities index does not involve the actual delivery of securities, but merely requires the payment of a cash settlement based on changes in the securities index.  The Fund does not make payment or deliver securities upon entering into a futures contract.  An interest rate futures contract does not typically require delivery of securities or other investments, but contemplates payment based on changes on one or more interest rates (such as U.S. Treasury or Eurodollar rates).  Instead, it puts down a margin deposit, which is adjusted to reflect changes in the value of the contract and which continues until the contract is terminated.

               The Fund may sell or purchase futures contracts.  When a futures contract is sold by the Fund, the value of the contract will tend to rise when the value of the underlying securities declines and to fall when the value of such securities increases.  Thus, the Fund sells futures contracts in order to offset a possible decline in the value of its securities.  If a futures contract is purchased by the Fund, the value of the contract will tend to rise when the value of the underlying securities increases and to fall when the value of such securities declines.  The Fund intends to purchase futures contracts in order to establish what is believed by the investment advisor to be a favorable price or rate of return for securities the Fund intends to purchase.

                 A put option purchased by the Fund on a futures contract would give it the right to assume a position as the seller of a futures contract.  A call option purchased by the Fund would give it the right to assume a position as the purchaser of a futures contract.  The purchase of an option on a futures contract requires the Fund to pay a premium.  In exchange for the premium, the Fund becomes entitled to exercise the benefits, if any, provided by the futures contract, but is not required to take any action under the contract.  If the option cannot be exercised profitably before it expires, the Fund's loss will be limited to the amount of the premium and any transaction costs.

               The Fund may enter into closing purchase and sale transactions in order to terminate a futures contract and may sell put and call options for the purpose of closing out its options positions.  The Fund's ability to enter into closing transactions depends on the development and maintenance of a liquid secondary market.  There is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. As a result, there can be no assurance  that the Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time.  If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the contract and to complete the contract according to its terms, in which case it would continue to bear market risk on the transaction.

               Although futures and options transactions are intended to enable the Fund to manage market, interest rate or exchange rate risk, unanticipated changes in interest rates or market prices could result in poorer performance than if it had not entered into these transactions.  Even if the investment advisor correctly predicts interest rate movements, a hedge could be unsuccessful if changes in the value of the Fund's futures position did not correspond to changes in the value of its investments.  This lack of correlation between the Fund's futures and securities positions may be caused by differences between the futures and securities markets or by differences between the securities underlying the Fund's futures position and the securities held by or to be purchased for the Fund. The Fund's investment advisor will attempt to minimize these risks through careful selection and monitoring of the Fund's futures and options positions.

               The Fund does not intend to use futures transactions for speculation or leverage.  The Fund has the ability to write options on futures, but currently intends to write such options only to close out options purchased by the Fund.  The Fund will not change these policies without supplementing the information in the prospectus or SAI.

“Margin” in Futures Transactions.  Unlike the purchase or sale of a security, the Fund does not pay or receive money upon the purchase or sale of a futures contract.  Rather the Fund is required to deposit an amount of "initial margin" in cash or U.S. Treasury bills with its custodian (or the broker, if legally permitted).  The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract initial margin does not involve the borrowing of funds by the Fund to finance the transactions.  Initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.

               A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded.  Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract.  This process is known as "marking to market”.  Variation margin does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired.  In computing its daily net asset value the Fund will mark‑to‑market its open futures positions.  The Fund is also required to deposit and maintain margin when it writes call options on futures contracts.

Limitations.  The Fund will not purchase or sell futures contracts or options on futures contracts if, as a result, the sum of the initial margin deposits on its existing futures contracts and related options positions and premiums paid for options on futures contracts would exceed 5% of the net assets of the Fund unless the transaction meets certain “bona fide hedging” criteria. The Fund will not maintain open positions in futures contracts it has sold or call options it has written on futures contracts if, in the aggregate, the value of the open positions (marked to market) exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on those open positions, adjusted for the correlation of volatility between the hedged securities and the futures contracts.  If this limitation is exceeded at any time, the Fund will take prompt action to close out a sufficient number of open contracts to bring its open futures and options positions within this limitation.

Risks of Options and Futures Strategies.  The effective use of options and futures strategies depends, among other things, on the Fund’s ability to terminate options and futures positions at times when the investment advisor deems it desirable to do so.  Although the Fund will not enter into an option or futures position unless the investment advisor believes that a liquid market exists for such option or future, there can be no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price.  The investment advisor generally expects that options and futures transactions for the Fund will be conducted on recognized exchanges.  In certain instances, however, the Fund may purchase and sell options in the over-the-counter market.  The staff of the Securities and Exchange Commission (SEC) considers over-the-counter options to be illiquid.  The Fund’s ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund.

            The use of options and futures involves the risk of imperfect correlation between movements in options and futures prices and movements in the price of the securities that are the subject of any hedge.  The successful use of these strategies also depends on the ability of the Fund’s investment advisor to forecast correctly interest rate movements and general stock market price movements.  The risk increases as the composition of the securities held by the Fund diverges from the composition of the relevant option or futures contract.

Brady Bonds

The Fund may also invest in Brady Bonds. Brady Bonds are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Bonds were created in 1989, and, accordingly, do not have an extensive payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market.

U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed-rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations that have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments, but generally are not collateralized. Brady Bonds are often viewed as having up to four valuation components: (1) collateralized repayment of principal at final maturity, (2) collateralized interest payments, (3) uncollateralized interest payments, and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

Obligations of Foreign Branches of United States Banks

The Fund may invest in obligations of foreign branches of U.S. banks. These may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by government regulation.  Payment of interest and principal upon these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk).  In addition, evidences of ownership of such securities may be held outside the U.S. and the Fund may be subject to the risks associated with the holding of such property overseas. Examples of governmental actions would be the imposition of currency controls, interest limitations, withholding taxes, seizure of assets or the declaration of a moratorium.  Various provisions of federal law governing domestic branches do not apply to foreign branches of domestic banks.

Obligations of United States Branches of Foreign Banks

The Fund may invest in obligations of U.S. branches of foreign banks. These may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as by governmental action in the country in which the foreign bank has its head office. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a domestic bank.

Foreign Securities

               The Fund may invest in foreign securities or U.S. securities traded in foreign markets.  In addition to securities issued by foreign companies, permissible investments may also consist of obligations of foreign branches of U.S. banks and of foreign banks, including European certificates of deposit, European time deposits, Canadian time deposits and Yankee certificates of deposit.  The Fund may also invest in Canadian commercial paper and Europaper.  These instruments may subject the Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. issuers.  Such risks include the possibility of adverse political and economic developments; imposition of withholding taxes on interest or other income; seizure, nationalization, or expropriation of foreign deposits; establishment of exchange controls or taxation at the source; greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations.  Such investments may also entail higher custodial fees and sales commissions than domestic investments.  Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations.  Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

The Fund may also invest in the stocks of companies located in emerging markets. These countries generally have economic structures that are less diverse and mature, and political systems that are less stable than those of developed countries.  Emerging markets may be more volatile than the markets of more mature economies, and the securities of companies located in emerging markets are often subject to rapid and large price fluctuations; however, these markets may also provide higher long-term rates of return.

Inter-American Development Bank and World Bank (formerly known as the International Bank for Reconstruction and Development)

The Fund may be subject to risks associated with obligations of the Inter-American Development Bank and World Bank (formerly known as the International Bank for Reconstruction and Development).  Because these entities are not governmental entities with taxing authority, and may be supported only by appropriate but unpaid commitments of member countries, there is no assurance that the commitments will be undertaken in the future.

Foreign Currency Transactions

               As one way of managing exchange rate risk, the Fund may enter into forward currency exchange contracts (agreements to purchase or sell currencies at a specified price and date).  The exchange rate for the transaction (the amount of currency the Fund will deliver and receive when the contract is completed) is fixed when the Fund enters into the contract.  The Fund usually will enter into these contracts to stabilize the U.S. dollar value of a security it has agreed to buy or sell. The Fund intends to use these contracts to hedge the U.S. dollar value of a security it already owns, particularly if the Fund expects a decrease in the value of the currency in which the foreign security is denominated.  Although the Fund will attempt to benefit from using forward contracts, the success of its hedging strategy will depend on the investment advisor's ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.  The value of the Fund's investments denominated in foreign currencies will depend on the relative strengths of those currencies and the U.S. dollar, and the Fund may be affected favorably or unfavorably by changes in the exchange rates or exchange control regulations between foreign currencies and the U.S. dollar.  Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Fund.  The Fund may also purchase and sell options related to foreign currencies in connection with hedging strategies.  The Fund may also engage in currency-hedge and currency proxy-hedge transactions.

Currency Cross-hedge

A currency cross-hedge enables the advisor to reduce exposure in one foreign currency relative to exposure in a second foreign currency. This strategy would make sense when the Fund wants to maintain its overall foreign currency exposure, but feels that some of the currencies are relatively more attractive.  An example would be where the manager feels that the British Pound is more attractive than the Euro, and cross-hedges some Euro-denominated bonds back to the Pound Sterling.  The overall foreign currency exposure stays constant, but the relative weighting of the Pound versus the Euro increases.

Currency Proxy-hedge

A currency proxy-hedge enables the advisor to hedge a foreign currency exposure back to the U.S. dollar by using a second currency that has a high correlation to the actual long position, but where the second currency hedge would be either more liquid or less costly.  An example might be where the manager owns a position denominated in Indonesian Rupiah, but where the Yen has higher liquidity and is deemed a more cost effective hedge.

Creating a Net Long Position Versus a Foreign Currency

Creating a net long position would be a situation where the manager of the Fund wishes to create exposure to a currency that exceeds the value of securities denominated in that currency that are held by the Fund.  An example might be where the manager has reduced his weighting in Japanese bonds to 10% below the benchmark due to concerns with the bonds, but wants to maintain a market weighting in the Yen.  Creating a long position in the Yen would accomplish this result.

Premium Securities

               The Fund may at times invest in premium securities which are securities bearing coupon rates higher than prevailing market rates.  Such "premium" securities are typically purchased at prices greater than the principal amount payable on maturity.  Although the Fund generally amortizes the amount of any such premium into income, the Fund may recognize a capital loss if such premium securities are called or sold prior to maturity and the call or sale price is less than the purchase price. Additionally, the Fund may recognize a capital loss if it holds such securities to maturity.

High Yield, High Risk Bonds

The Fund may invest a portion of its assets in lower rated bonds.  Bonds rated below BBB by S&P or Fitch IBCA, Inc. (Fitch) or below Baa by Moody’s, commonly known as “junk bonds,” offer high yields, but also high risk.  While investment in junk bonds provides opportunities to maximize return over time, they are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments.  Investors should be aware of the following risks:

            (1)   The lower ratings of junk bonds reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates may impair the ability of the issuer to make payments of interest and principal, especially if the issuer is highly leveraged.  Such issuer's ability to meet its debt obligations may also be adversely affected by the issuer's inability to meet specific forecasts or the unavailability of additional financing.  Also, an economic downturn or an increase in interest rates may increase the potential for default by the issuers of these securities.

            (2)   The value of junk bonds may be more susceptible to real or perceived adverse economic or political events than is the case for higher quality bonds.

            (3)    The value of junk bonds, like those of other fixed income securities, fluctuates in response to changes in interest rates, generally rising when interest rates decline and falling when interest rates rise.  For example, if interest rates increase after a fixed income security is purchased, the security, if sold prior to maturity, may return less than its cost.  The prices of junk bonds, however, are generally less sensitive to interest rate changes than the prices of higher‑rated bonds, but are more sensitive to news about an issuer or the economy which is, or investors perceive as, negative.

            (4)   The secondary market for junk bonds may be less liquid at certain times than the secondary market for higher quality bonds, which may adversely affect (a) the bond's market price, (b) the Fund's ability to sell the bond, and (c) the Fund's ability to obtain accurate market quotations for purposes of valuing its assets.

For bond ratings descriptions, see “Corporate and Municipal Bond Ratings” below.

Sovereign Debt Obligations

The Fund may purchase sovereign debt instruments issued or guaranteed by foreign governments or their agencies, including debt of Latin American nations or other developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors.

Illiquid and Restricted Securities

               The Fund may not invest more than 15% (10% for money market funds) of its net assets in securities that are illiquid. A security is illiquid when the Fund cannot dispose of it in the ordinary course of business within seven days at approximately the value at which the Fund has the investment on its books.

               The Fund may invest in "restricted" securities, i.e., securities subject to restrictions on resale under federal securities laws.  Rule 144A under the Securities Act of 1933 ("Rule 144A") allows certain restricted securities to trade freely among qualified institutional investors.  Since Rule 144A securities may have limited markets, the Board of Trustees will determine whether such securities should be considered illiquid for the purpose of determining the Fund's compliance with the limit on illiquid securities indicated above.  In determining the liquidity of Rule 144A securities, the Trustees will consider: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades.

Investment in Other Investment Companies

               The Fund may purchase the shares of other investment companies to the extent permitted under the 1940 Act.  Currently, with limited exceptions, the Fund may not (1) own more than 3% of the outstanding voting shares of another investment company, (2) invest more than 5% of its assets in any single investment company, and (3) invest more than 10% of its assets in investment companies.  However, the Fund may invest all of its investable assets in securities of a single open‑end management investment company with substantially the same fundamental investment objectives, policies and limitations as the Fund.  Investing in other investment companies may expose a Fund to duplicate expenses and lower its value.

Notwithstanding the foregoing, as a result of an exemptive order received from the SEC, the Fund may invest cash balances in shares of money market funds advised by the Fund’s investment advisor or an affiliate of the investment advisor, in amounts up to 25% of the Fund’s total assets.

Short Sales

A short sale is the sale of a security the Fund has borrowed.  The Fund expects to profit from a short sale by selling the borrowed security for more than the cost of buying it to repay the lender.  After a short sale is completed, the value of the security sold short may rise.  If that happens, the cost of buying it to repay the lender may exceed the amount originally received for the sale by the Fund.

               The Fund may engage in short sales, but it may not make short sales of securities or maintain a short position unless, at all times when a short position is open, it owns an equal amount of such securities or of securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.  The Fund may effect a short sale in connection with an underwriting in which the Fund is a participant.

Municipal Securities

The Fund may invest in municipal bonds of any state, territory or possession of the United States (U.S.), including the District of Columbia. The Fund may also invest in municipal bonds of any political  subdivision, agency or instrumentality (e.g., counties, cities, towns, villages, districts, authorities) of the U.S. or its possessions.  Municipal bonds are debt instruments issued by or for a state or local government to support its general financial needs or to pay for special projects such as airports, bridges, highways, public transit, schools, hospitals, housing and water and sewer works.  Municipal bonds may also be issued to refinance public debt.

               Municipal bonds are mainly divided between "general obligation" and "revenue" bonds.  General obligation bonds are backed by the full faith and credit of governmental issuers with the power to tax.  They are repaid from the issuer's general revenues.  Payment, however, may be dependent upon legislative approval and may be subject to limitations on the issuer's taxing power. Enforcement of payments due under general obligation bonds varies according to the law applicable to the issuer.  In contrast, revenue bonds are supported only by the revenues generated by the project or facility.

               The Fund may also invest in industrial development bonds.  Such bonds are usually revenue bonds issued to pay for facilities with a public purpose operated by private corporations.  The credit quality of industrial development bonds is usually directly related to the credit standing of the owner or user of the facilities.  To qualify as a municipal bond, the interest paid on an industrial development bond must qualify as fully exempt from federal income tax.   However, the interest paid on an industrial development bond may be subject to the federal alternative minimum tax.

               The yields on municipal bonds depend on such factors as market conditions, the financial condition of the issuer and the issue's size, maturity date and rating.  Municipal bonds are rated by S&P, Moody's and Fitch.  Such ratings, however, are opinions, not absolute standards of quality.  Municipal bonds with the same maturity, interest rates and rating may have different yields, while municipal bonds with the same maturity and interest rate, but different ratings, may have the same yield.  Once purchased by the Fund, a municipal bond may cease to be rated or receive a new rating below the minimum required for purchase by the Fund.  Neither event would require the Fund to sell the bond, but the Fund's investment advisor would consider such events in determining whether the Fund should continue to hold it.

               The ability of the Fund to achieve its investment objective depends upon the continuing ability of issuers of municipal bonds to pay interest and principal when due.  Municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors.  Such laws extend the time for payment of principal and/or interest, and may otherwise restrict the Fund's ability to enforce its rights in the event of default.  Since there is generally less information available on the financial condition of municipal bond issuers compared to other domestic issuers of securities, the Fund's investment advisor may lack sufficient knowledge of an issuer's weaknesses.  Other influences, such as litigation, may also materially affect the ability of an issuer to pay principal and interest when due.  In addition, the market for municipal bonds is often thin and can be temporarily affected by large purchases and sales, including those by the Fund and other Evergreen funds.

               From time to time, Congress has considered restricting or eliminating the federal income tax exemption for interest on municipal bonds.  Such actions could materially affect the availability of municipal bonds and the value of those already owned by the Fund.  If such legislation were passed, the Trust's Board of Trustees may recommend changes in the Fund's investment objectives and policies or dissolution of the Fund.  Inorder for the interest on a municipal security to be tax exempt, the municipal security must meet certain legal requirements. Failure to meet such requirements may cause the interest received and distributed by the Fund to shareholders to be taxable.

U.S. Virgin Islands, Guam and Puerto Rico

The Fund may invest in obligations of the governments of the U.S. Virgin Islands, Guam and Puerto Rico to the extent such obligations are exempt from the income or intangibles taxes, as applicable, of the state for which the Fund is named.  The Fund does not presently intend to invest more than (a) 10% of its net assets in the obligations of each of the U.S. Virgin Islands and Guam or (b) 25% of its net assets in the obligations of Puerto Rico.  Accordingly, the Fund may be adversely affected by local political and economic conditions and developments within the U.S. Virgin Islands, Guam and Puerto Rico affecting the issuers of such obligations.

Tender Option Bonds

A tender option bond is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates.  The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which the institution grants the security holder the option, at periodic intervals, to tender its securities to the institution.  As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond’s fixed coupon rate and the rate, as determined by a remarketing or similar agent, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination.  Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate.  An institution will normally not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond.  The tender option will be taken into account in determining the maturity of the tender option bonds and a Fund’s average portfolio maturity.  There is a risk that a Fund will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax.  Certain tender option bonds may be illiquid or may become illiquid as a result of a credit rating downgrade, payment default or a disqualification from tax-exempt status.

Master Demand Notes

The Fund may invest in master demand notes.  These are unsecured obligations that permit the investment of fluctuating amounts by the Fund at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the issuer, as borrower.  Master demand notes may permit daily fluctuations in the interest rate and daily changes in the amounts borrowed.  The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount.  The borrower may repay up to the full amount of the note without penalty. Master demand notes permit the Fund to demand payment of principal and accrued interest at any time (on not more than seven days' notice).  Notes acquired by the Fund may have maturities of more than one year, provided that (1) the Fund is entitled to payment of principal and accrued interest upon not more than seven days' notice, and (2) the rate of interest on such notes is adjusted automatically at periodic intervals, which normally will not exceed 31 days, but may extend up to one year.  The notes are deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period.  Because these types of notes are direct lending arrangements between the lender and borrower, such instruments are not normally traded and there is no secondary market for these notes, although they are redeemable and thus repayable by the borrower at face value plus accrued interest at any time.   Accordingly, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In connection with master demand note arrangements, the Fund‘s investment advisor considers, under standards established by the Board of Trustees, earning power, cash flow and other liquidity ratios of the borrower and will monitor the ability of the borrower to pay principal and interest on demand.  These notes are not typically rated by credit rating agencies.  Unless rated, the Fund may invest in them only if at the time of an investment the issuer meets the criteria established for high quality commercial paper, i.e., rated A-1 by S&P, Prime-1 by Moody’s or F-1 by Fitch.

Payment‑in‑kind Securities

The Fund may invest in payment‑in‑kind (PIK) securities. PIKs pay interest in either cash or additional securities, at the issuer's option, for a specified period.  The issuer's option to pay in additional securities typically ranges from one to six years, compared to an average maturity for all PIK securities of eleven years. Call protection and sinking fund features are comparable to those offered on traditional debt issues.

PIKs, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow.  Several PIKs are senior debt. In other cases, where PIKs are subordinated, most senior lenders view them as equity equivalents.

An advantage of PIKs for the issuer ‑‑ as with zero coupon securities ‑‑ is that interest payments are automatically compounded (reinvested) at the stated coupon rate, which is not the case with cash‑paying securities.  However, PIKs are gaining popularity over zeros since interest payments in additional securities can be monetized and are more tangible than accretion of a discount.

As a group, PIK bonds trade flat (i.e., without accrued interest).  Their price is expected to reflect an amount representing accreted interest since the last payment.  PIKs generally trade at higher yields than comparable cash‑paying securities of the same issuer.  Their premium yield is the result of the lesser desirability of non‑cash interest, the more limited audience for non‑cash paying securities, and the fact that many PIKs have been issued to equity investors who do not normally own or hold such securities.

Calculating the true yield on a PIK security requires a discounted cash flow analysis if the security (ex interest) is trading at a premium or a discount because the realizable value of additional payments is equal to the current market value of the underlying security, not par.

Regardless of whether PIK securities are senior or deeply subordinated, issuers are highly motivated to retire them because they are usually their most costly form of capital.

Zero Coupon "Stripped" Bonds

The Fund may invest in zero coupon "stripped" bonds. These represent ownership in serially maturing interest payments or principal payments on specific underlying notes and bonds, including coupons relating to such notes and bonds.  The interest and principal payments are direct obligations of the issuer. Interest zero coupon bonds of any series mature periodically from the date of issue of such series through the maturity date of the securities related to such series.  Principal zero coupon bonds mature on the date specified therein, which is the final maturity date of the related securities.  Each zero coupon bond entitles the holder to receive a single payment at maturity.  There are no periodic interest payments on a zero coupon bond.  Zero coupon bonds are offered at discounts from their face amounts.

In general, owners of zero coupon bonds have substantially all the rights and privileges of owners of the underlying coupon obligations or principal obligations.  Owners of zero coupon bonds have the right upon default on the underlying coupon obligations or principal obligations to proceed directly and individually against the issuer and are not required to act in concert with other holders of zero coupon bonds.

For federal income tax purposes, a purchaser of principal zero coupon bonds or interest zero coupon bonds (either initially or in the secondary market) is treated as if the buyer had purchased a corporate obligation issued on the purchase date with an original issue discount equal to the excess of the amount payable at maturity over the purchase price.  The purchaser is required to take into income each year as ordinary income an allocable portion of such discounts determined on a "constant yield" method.  Any such income increases the holder's tax basis for the zero coupon bond, and any gain or loss on a sale of the zero coupon bonds relative to the holder's basis, as so adjusted, is a capital gain or loss.  If the holder owns both principal zero coupon bonds and interest zero coupon bonds representing an interest in the same underlying issue of securities, a special basis allocation rule (requiring the aggregate basis to be allocated among the items sold and retained based on their relative fair market value at the time of sale) may apply to determine the gain or loss on a sale of any such zero coupon bonds.

Mortgage‑Backed or Asset‑Backed Securities

The Fund may invest in mortgage‑backed securities and asset‑backed securities.  Two principal types of mortgage‑backed securities are collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs).  CMOs are securities collateralized by mortgages, mortgage pass‑throughs, mortgage pay‑through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage‑backed bonds (general obligations of the issuers payable out of the issuers' general funds and additionally secured by a first lien on a pool of single family detached properties).  Many CMOs are issued with a number of classes or series which have different maturities and are retired in sequence.

Investors purchasing CMOs in the shortest maturities receive or are credited with their pro rata portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal up to a predetermined portion of the total CMO obligation. Until that portion of such CMO obligation is repaid, investors in the longer maturities receive interest only.  Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass‑throughs to be prepaid prior to their stated maturity.  Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass‑throughs issued or guaranteed by U.S. government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

In addition to mortgage‑backed securities, the Fund may invest in securities secured by other assets including company receivables, truck and auto loans, leases, and credit card receivables. These issues may be traded over‑the‑counter and typically have a short‑intermediate maturity structure depending on the pay down characteristics of the underlying financial assets which are passed through to the security holder.

Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due.  Most issuers of asset‑backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicers were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset‑backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of related asset‑backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

In general, issues of asset‑backed securities are structured to include additional collateral and/or additional credit support to protect against the risk that a portion of the collateral supporting the asset‑backed securities may default and/or may suffer from these defects.  In evaluating the strength of particular issues of asset‑backed securities, the investment advisor considers the financial strength of the guarantor or other provider of credit support, the type and extent of credit enhancement provided as well as the documentation and structure of the issue itself and the credit support.

TBA Mortgage Securities

TBA refers to “To Be Announced.”  These types of securities are mortgage pools where the issuer has defined and agreed to, in advance, the terms for investors, but has not yet specified the mortgages that will act as collateral.

Variable or Floating Rate Instruments

The Fund may invest in variable or floating rate instruments which may involve a demand feature and may include variable amount master demand notes which may or may not be backed by bank letters of credit.  Variable or floating rate instruments bear interest at a rate which varies with changes in market rates.  The holder of an instrument with a demand feature may tender the instrument back to the issuer at par prior to maturity.  A variable amount master demand note is issued pursuant to a written agreement between the issuer and the holder, its amount may be increased by the holder or decreased by the holder or issuer, it is payable on demand, and the rate of interest varies based upon an agreed formula.  The quality of the underlying credit must, in the opinion of the investment advisor, be equivalent to the long‑term bond or commercial paper ratings applicable to permitted investments for the Fund.  The investment advisor will monitor, on an ongoing basis, the earning power, cash flow, and liquidity ratios of the issuers of such instruments and will similarly monitor the ability of an issuer of a demand instrument to pay principal and interest on demand.

Real Estate Investment Trusts

               The Fund may invest in investments related to real estate including real estate investment trusts (REITs), including equity REITs and mortgage REITs.  Equity REITs invest the majority of their assets directly in real property, derive their income primarily from rents and can also realize capital gains by selling properties that have appreciated in value.  Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments.  Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates.  In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage REITs may be affected by borrower default risk and interest rate risk.  REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects.  Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”) and to maintain exemption from the 1940 Act.  In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate.

Limited Partnerships

The Fund may invest in limited and master limited partnerships.  A limited partnership is a partnership consisting of one or more general partners, jointly and severally responsible as ordinary partners, and by whom the business is conducted, and one or more limited partners who contribute cash as capital to the partnership and who generally are not liable for the debts of the partnership beyond the amounts contributed. Limited partners are not involved in the day-to-day management of the partnership. They receive income, capital gains and other tax benefits associated with the partnership project in accordance with terms established in the partnership agreement.  Typical limited partnerships are in real estate, oil and gas and equipment leasing, but they also finance movies, research and development, and other projects.

For an organization classified as a partnership under the Code, each item of income, gain, loss, deduction, and credit is not taxed at the partnership level but flows through to the holder of the partnership unit. This allows the partnership to avoid double taxation and to pass through income to the holder of the partnership unit at lower individual rates.

A master limited partnership is a publicly traded limited partnership. The partnership units are registered with the SEC and are freely exchanged on a securities exchange or in the over-the-counter market.

Stand-by Commitments

When the Fund purchases tax-exempt securities, it has the authority to acquire stand-by commitments from banks and broker-dealers with respect to those tax-exempt securities.  A stand-by commitment may be considered a security independent of the state tax-exempt security to which it relates.  The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances, would be substantially the same as the market value of the underlying tax-exempt security to a third party at any time.  The Fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration.  No Fund expects to assign any value to stand-by commitments.

Domestic Equity Depositary Receipts

The Fund may invest in Domestic Equity Depositary Receipts. These instruments represent interests in a unit investment trust (“UIT”) that holds a portfolio of common stocks that is intended to track the price and dividend performance of a particular index.  Common examples of Domestic Equity Depositary Receipts include S&P Depositary Receipts (“SPDRs”) and Nasdaq 100 Shares, which may be obtained from the UIT issuing the securities or purchased in the secondary market (SPDRs and Nasdaq 100 Shares are listed on the American Stock Exchange).

Domestic Equity Depositary Receipts are not individually redeemable, except upon termination of the UIT that issued them.  The liquidity of small holdings of Domestic Equity Depositary Receipts depends upon the existence of a secondary market.

The redemption price (and therefore the sale price) of Domestic Equity Depositary Receipts is derived from and based upon the securities held by the UIT that issued them.  Accordingly, the level of risk involved in the purchase or redemption or sale of a Domestic Equity Depositary Receipt is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the price of Domestic Equity Depositary Receipts is based on the value of a basket of stocks.  Disruptions in the markets for the securities underlying Domestic Equity Depositary Receipts purchased or sold by the Fund could result in losses on Domestic Equity Depositary Receipts.

PURCHASE AND REDEMPTION OF SHARES

You may buy shares of the Fund through Evergreen Investment Services, Inc. (EIS), broker‑dealers that have entered into special agreements with EIS or certain other financial institutions.  With certain exceptions, the Fund may offer up to eight different classes of shares that differ primarily with respect to sales charges and distribution fees.  Depending upon the class of shares, you will pay a front-end sales charge when you buy the Fund's shares, a contingent deferred sales charge (CDSC) when you redeem the Fund's shares or no sales charges at all.  Each Evergreen fund offers different classes of shares.  Refer to the prospectus to determine which classes of shares are offered by each Fund.

Class A Shares

The Fund’s prospectus describes the sales charges applicable to purchases of Class A shares.

There is no front-end sales charge imposed on Class A shares of Evergreen’s money market funds. However, when exchanging from Class A shares of a money market fund to a non-money market fund within the Evergreen funds family, a sales charge will be imposed on the exchange, unless the shares have been subject to a previous sales charge.

In addition to the circumstances described in the prospectus, no front-end sales charges are imposed on Class A shares purchased by shareholders of record on October 12, 1990 in any series of Evergreen Investment Trust in existence on that date, and the members of their immediate families (as defined in the prospectus).  As described in the prospectus, current and retired Directors, Trustees, officers and employees of the Evergreen funds and Wachovia Corporation and its affiliates, and members of each such individual’s immediate family, and employees of broker-dealer firms that have entered into dealer agreements with EIS, and members of each such individual’s immediate family, are eligible to purchase Class A shares at net asset value (NAV).  Accounts opened while the individual (or his or her immediate family member) is in a position giving rise to these privileges will continue to have the privilege of purchasing Class A shares at NAV after termination of the position; however, accounts opened after termination of the position (in the absence of any other circumstances giving rise to the privilege to purchase Class A shares at NAV) will not be eligible for purchases of Class A shares at NAV.  These provisions are generally intended to provide additional job-related incentives to persons who serve the Fund or work for companies associated with the Fund and selected dealers and agents of the Fund.  Since these persons are in a position to have a basic understanding of the nature of an investment company as well as a general familiarity with the Fund, sales to these persons, as compared to sales in the normal channels of distribution, require substantially less sales effort.  Similarly, these provisions extend the privilege of purchasing shares at NAV to certain classes of institutional investors who, because of their investment sophistication, can be expected to require significantly less than normal sales effort on the part of the Fund and EIS.  Furthermore, the provisions allow the Fund to be competitive in the mutual fund industry, where similar allowances are common.

In addition, in connection with the terms of a merger, acquisition or exchange offer made under a plan of reorganization, Class A shares may be purchased at NAV by certain investors of acquired funds who remain investors in the Evergreen funds, including former Class IS shareholders of Evergreen Strategic Value Fund, former Investor class shareholders of Undiscovered Managers Funds, former shareholders of two funds managed byGrantham, Mayo, Van Otterloo & Co. (the GMO Global Balanced Allocation Fund and the GMO Pelican Fund) and former shareholders of America’s Utility Fund.

Class B Shares

The Fund’s prospectus describes the sales charges applicable to purchases of Class B shares.

Class B shares that have been outstanding for eight years will automatically convert to Class A shares without imposition of a front‑end sales charge or exchange fee.  Conversion of Class B shares represented by stock certificates will require the return of the stock certificate to Evergreen Service Company, LLC (ESC).

Class C Shares, Class I Shares (also referred to as Institutional Shares), Class R Shares, Class S Shares, Class S1 Shares, Administrative Shares, Institutional Service Shares, Investor Shares, Participant Shares, Reserve Shares and Resource Shares

The Fund’s prospectus describes, if applicable, the sales charges applicable to purchases of Class C shares, Class I shares (also referred to as Institutional shares), Class R shares, Class S shares, Class S1 shares, Administrative shares, Institutional Service shares, Investor shares, Participant shares, Reserve shares and Resource shares.

Contingent Deferred Sales Charge

The Fund charges a CDSC on certain share classes as reimbursement for certain expenses, such as commissions or shareholder servicing fees, that it has incurred in connection with the sale of its shares (see "Distribution Expenses Under Rule 12b-1” below).  Administrative, Institutional, Institutional Service, Investor, Participant, Reserve and Resource shares do not charge a CDSC.

Redemption-in-kind

The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund's NAV (a redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting these securities to cash. The Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the Fund's NAV at the beginning of the period.

Exchanges

Investors may exchange shares of the Fund for shares of the same class of any other Evergreen fund which offers the same class of shares. See “By Exchange” under “How to Buy Shares” in the prospectus.  Before you make an exchange, you should read the prospectus of the Evergreen fund into which you want to exchange.  The Trust's Board of Trustees reserves the right to discontinue, alter or limit the exchange privilege at any time. There is no front-end sales charge imposed on Class A shares of Evergreen’s money market funds. However, when exchanging from Class A shares of a money market fund to a non-money market fund within the Evergreen funds family, a sales charge will be imposed on the exchange, unless the shares have been subject to a previous sales charge.

Automatic Reinvestment

As described in the prospectus, a shareholder may elect to receive dividends and capital gains distributions in cash instead of shares.  However, ESC will automatically reinvest all subsequent dividends and distributions in additional shares when it learns that the postal or other delivery service is unable to deliver checks or transaction confirmations to the shareholder's address of record.  When a check is returned, the Fund will hold the check amount in a no-interest account in the shareholder's name until the shareholder updates his or her address or automatic reinvestment begins.  Uncashed or returned redemption checks will also be handled in the manner described above.

PRICING OF SHARES

Calculation of Net Asset Value

            The Fund calculates its NAV once daily on Monday through Friday, as described in the prospectus.  The Fund will not compute its NAV on the days the New York Stock Exchange is closed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Evergreen reserves the right to adjust the closing time to coincide with an earlier closing of the New York Stock Exchange or due to other unusual circumstances.

            The NAV of the Fund is calculated by dividing the value of the Fund's net assets attributable to that class by all of the shares issued for that class.

Valuation of Portfolio Securities

               Current values for the Fund's portfolio securities are determined as follows:

                        (1) Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Securities traded on an established securities exchange or in the over-the-counter market for which there has been no sale and other securities traded in the over-the-counter market are valued at the mean of the bid and asked prices at the time of valuation.

Portfolio debt securities acquired with more than 60 days to maturity are fair valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

                        (4) Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded.  If there has been no sale, the securities are valued at the mean between bid and asked prices.  Foreign securities may be valued at fair value according to procedures approved by the Board of Trustees if the closing price is not reflective of current market values due to trading or events occurring in the foreign markets between the close of the established exchange and the valuation time of the Fund. In addition, substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market.  The value of foreign securities may be adjusted if such movements in the U.S. market exceed a specified threshold.

                        (5) Short-term investments maturing in sixty days or less are valued at amortized cost, which approximates market value.

Securities, including restricted securities, for which market quotations are not readily available; listed securities or those on NMS if, in the investment advisor’s opinion, the last sales price does not reflect an accurate current market value; and other assets are valued at prices deemed in good faith to be fair under procedures established by the Board of Trustees.

Investments in other mutual funds are valued at net asset value.

From Money Market Funds, as permitted under Rule 2a-7 of the 1940 Act, securities are valued at amortized cost, which approximates market value.

PRINCIPAL UNDERWRITER

               EIS is the principal underwriter for the Trust and with respect to each class of shares of the Fund.  The Trust has entered into a Principal Underwriting Agreement (Underwriting Agreement) with EIS with respect to each class of the Fund.

               EIS, as agent, has agreed to use its best efforts to find purchasers for the shares.  EIS may retain and employ representatives to promote distribution of the shares and may obtain orders from broker‑dealers, and others, acting as principals, for sales of shares to them.  The Underwriting Agreement provides that EIS will bear the expense of preparing, printing, and distributing advertising and sales literature and prospectuses used by it.

               All subscriptions and sales of shares by EIS are at the public offering price of the shares, which is determined in accordance with the provisions of the Trust's Declaration of Trust, By‑Laws, current prospectuses and SAI.  All orders are subject to acceptance by the Fund and the Fund reserves the right, in its sole discretion, to reject any order received.  Under the Underwriting Agreement, the Fund is not liable to anyone for failure to accept any order.

               EIS has agreed that it will, in all respects, duly conform with all state and federal laws applicable to the sale of the shares.  EIS has also agreed that it will indemnify and hold harmless the Trust and each person who has been, is, or may be a Trustee or officer of the Trust against expenses reasonably incurred by any of them in connection with any claim, action, suit, or proceeding to which any of them may be a party that arises out of or is alleged to arise out of any misrepresentation or omission to state a material fact on the part of EIS or any other person for whose acts EIS is responsible or is alleged to be responsible, unless such misrepresentation or omission was made in reliance upon written information furnished by the Trust.

               The Underwriting Agreement provides that it will remain in effect as long as its terms and continuance are approved annually (i) by a vote of a majority of the Trust's Trustees who are not interested persons of the Fund, as defined in the 1940 Act (the “Independent Trustees”), and (ii) by vote of a majority of the Trust's Trustees, in each case, cast in person at a meeting called for that purpose.

               The Underwriting Agreement may be terminated, without penalty, on 60 days' written notice by the Board of Trustees or by a vote of a majority of outstanding shares subject to such agreement.  The Underwriting Agreement will terminate automatically upon its "assignment," as that term is defined in the 1940 Act.

               From time to time, if, in EIS's judgment, it could benefit the sales of shares, EIS may provide to selected broker‑dealers promotional materials and selling aids.

DISTRIBUTION EXPENSES UNDER RULE 12b-1

The Fund bears some of the costs of selling its Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares (“Share Classes”), as applicable, including certain advertising, marketing and shareholder service expenses, pursuant to Rule 12b-1 of the 1940 Act.  These 12b-1 fees are indirectly paid by the shareholder, as shown by the Fund’s expense table in the prospectus. The 12b-1 fees are composed of distribution fees and service fees which are described further below. Certain Wachovia affiliates receive 12b-1 fees from the Funds.

Class I and Institutional shares of the Fund do not pay 12b-1 fees.

Under the Distribution Plans (each a “Plan,” together, the “Plans”) that the Fund has adopted for its Share Classes, the Fund may incur expenses for 12b-1 fees up to a maximum annual percentage of the average daily net assets attributable to a class, as described below. Amounts paid under the Plans are used to compensate EIS pursuant to Distribution Agreements (each an “Agreement,” together, the “Agreements”) that the Fund has entered into with respect to its Share Classes, as applicable.

Class	Current Maximum 12b-1 Fees Allowed Under the Plans
A	0.75%(a)
B	1.00%
C	1.00%
S	0.75%(b)
S1	0.75%(b)
Administrative	0.75%(c)
Institutional Service	0.75%(d)
Investor	0.75%(e)
Participant	0.75%(f)
Reserve	0.75%(g)
Resource	1.00%(h)
R	1.00%(i)

Currently limited to 0.30% or less on Evergreen funds. Of this amount 0.25% is to be used exclusively as a service fee.  See the expense table in the prospectus of the Fund in which you are interested.

Currently limited to 0.60% or less on Evergreen money market funds. Of this amount 0.25% is to be used exclusively as a service fee.  See the expense table in the prospectus of the Fund in which you are interested.

Currently limited to 0.05% or less on Evergreen institutional money market funds. This amount is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

Currently limited to 0.25% or less on Evergreen institutional money market funds or other Evergreen funds offering Institutional Service shares. This amount is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

Currently limited to 0.10% or less on Evergreen institutional money market funds. This amount is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

Currently limited to 0.50% or less on Evergreen institutional money market funds. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

Currently limited to 0.65% or less on Evergreen institutional money market funds. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

Currently limited to 0.80% or less on Evergreen institutional money market funds. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

Currently limited to 0.50% or less on Evergreen funds. Of this amount 0.25% is to be used exclusively as a service fee.  See the expense table in the prospectus of the Fund in which you are interested.

Of the amounts above, each class may pay under its Plan a maximum service fee of 0.25% to compensate organizations, which may include the Fund’s investment advisor or its affiliates, for personal services provided to shareholders and the maintenance of shareholder accounts.  The Fund may not, during any fiscal period, pay 12b-1 fees greater than the amounts described in the chart above under “Current Maximum 12b-1 Fees Allowed Under the Plans.” The Trustees may, without shareholder approval, increase the fees allowed under the Agreements up to the current maximum 12b-1 fees allowed under the Plans.

The Agreements provide that EIS will use the distribution fees received from the Fund for the following purposes:

(1)       to compensate broker-dealers or other persons for distributing Fund shares;

(2)       to compensate broker-dealers, depository institutions and other financial intermediaries for providing administrative, accounting and other services with respect to the Fund’s shareholders; and

(3)       to otherwise promote the sale of Fund shares.

The Agreements also provide that EIS may use distribution fees to make interest and principal payments in respect of amounts that have been financed to pay broker-dealers or other persons for distributing Fund shares.  EIS may assign its rights to receive compensation under the Plans to secure such financings.  Wachovia or its affiliates may finance payments made by EIS to compensate broker-dealers or other persons for distributing shares of the Fund.

In the event the Fund acquires the assets of another mutual fund, compensation paid to EIS under the Agreements may be paid by EIS to the acquired fund’s distributor or its predecessor.

Since EIS’s compensation under the Agreements is not directly tied to the expenses incurred by EIS, the compensation received by it under the Agreements during any fiscal year may be more or less than its actual expenses and may result in a profit to EIS.  Distribution expenses incurred by EIS in one fiscal year that exceed the compensation paid to EIS for that year may be paid from distribution fees received from the Fund in subsequent fiscal years.

Distribution fees are accrued daily and paid at least annually on Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares and are charged as class expenses, as accrued.  The distribution fees attributable to the Class B and Class C shares are designed to permit an investor to purchase such shares through broker‑dealers without the assessment of a front‑end sales charge, while at the same time permitting EIS to compensate broker‑dealers in connection with the sale of such shares.

               Service fees are accrued daily and paid at least annually on Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares and are charged as class expenses, as accrued.

               Under the Plans, the Treasurer of the Trust reports the amounts expended under the Plans and the purposes for which such expenditures were made to the Trustees of the Trust for their review on a quarterly basis.  Also, each Plan provides that the selection and nomination of the Independent Trustees are committed to the discretion of such Independent Trustees then in office.

               The investment advisor may from time to time from its own funds or such other resources as may be permitted by rules of the SEC make payments for distribution services to EIS; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

               Each Plan and the Agreement will continue in effect for successive 12‑month periods provided, however, that such continuance is specifically approved at least annually by the Trustees of the Trust or by vote of the holders of a majority of the outstanding voting securities of that class and, in either case, by a majority of the Independent Trustees of the Trust.

               The Plans permit the payment of fees to brokers and others for distribution and shareholder‑related administrative services and to broker‑dealers, depository institutions, financial intermediaries and administrators for administrative services as to Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares.  The Plans are designed to (i) stimulate brokers to provide distribution and administrative support services to the Fund and holders of Class A, Class B, Class C, Class S, Class S1 and Institutional Service shares and (ii) stimulate administrators to render administrative support services to the Fund and holders of Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares.  The administrative services are provided by a representative who has knowledge of the shareholder's particular circumstances and goals, and include, but are not limited to providing office space, equipment, telephone facilities, and various personnel including clerical, supervisory, and computer, as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries regarding Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares; assisting clients in changing dividend options, account designations, and addresses; and providing such other services as the Fund reasonably requests for its Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares.

               In the event that the Plan or Agreement is terminated or not continued with respect to one or more classes of the Fund, (i) no distribution fees (other than current amounts accrued but not yet paid) would be owed by the Fund to EIS with respect to that class or classes, and (ii) the Fund would not be obligated to pay EIS for any amounts expended under the Agreement not previously recovered by EIS from distribution services fees in respect of shares of such class or classes through deferred sales charges.

               All material amendments to any Plan or Agreement must be approved by a vote of the Trustees of the Trust or the holders of the Fund's outstanding voting securities, voting separately by class, and in either case, by a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval; and any Plan or Agreement may not be amended in order to increase materially the costs that a particular class of shares of the Fund may bear pursuant to the Plan or Agreement without the approval of a majority of the holders of the outstanding voting shares of the class affected.  Any Plan or Agreement may be terminated (i) by the Fund without penalty at any time by a majority vote of the holders of the outstanding voting securities of the Fund, voting separately by class or by a majority vote of the Independent Trustees, or (ii) by EIS.  To terminate any Agreement, any party must give the other parties 60 days' written notice; to terminate a Plan only, the Fund need give no notice to EIS.  Any Agreement will terminate automatically in the event of its assignment.  For more information about 12b-1 fees, see “Expenses” in the prospectus and “12b-1 Fees” under “Expenses” in Part 1 of this SAI. To the extent EIMC and EIS are compensated based on assets under management in the Evergreen funds, they may be considered to have an interest in the operation of the Plans.

SERVICE FEES AND COMMISSIONS PAID TO INVESTMENT FIRMS

               EIS will pay service fees to investment firms based on the average daily net asset value of Class A, Class B, Class C, Class S, Class S1, Administrative, Investor, Participant, Reserve, Resource, Institutional Service and Class R shares, as applicable, of a Fund which the investment firm has sold and which are issued and outstanding on the books of the Fund during each quarter, and which are registered in the names of customers for whom the investment firm is the dealer of record (“Eligible Shares”).

The rate of such service fees of a Fund for Class A and Institutional Service shares (excluding Evergreen money market funds, Evergreen Short-Intermediate Municipal Bond Fund, Evergreen Limited Duration Fund and Evergreen Short Intermediate Bond Fund) will be calculated quarterly at the rate of 0.0625% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.25% annually) during such quarter.

The rate of service fees of an Evergreen money market fund with Class A shares will be calculated quarterly at the rate of 0.075% per quarter of the average daily net asset value of such Eligible Shares (approximately 0.30% annually) during such quarter.

The rate of service fees of Evergreen Short-Intermediate Municipal Bond Fund, Evergreen Limited Duration Fund and Evergreen Short Intermediate Bond Fund for Class A shares will be calculated quarterly at the rate of 0.025% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.10% annually) during such quarter.

The rate of service fees of a Fund with Administrative Shares will be calculated quarterly at the rate of 0.0125% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.05% annually) during such quarter.

The rate of service fees of a Fund with Investor Shares will be calculated quarterly at the rate of 0.025% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.10% annually) during such quarter.

The rate of service fees of a Fund with Participant and Class R Shares will be calculated quarterly at the rate of 0.125% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.50% annually) during such quarter.

The rate of service fees of a Fund with Reserve Shares will be calculated quarterly at the rate of 0.1625% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.65% annually) during such quarter.

The rate of service fees of a Fund with Resource Shares will be calculated quarterly at the rate of 0.20% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.80% annually) during such quarter.

The rate of service fees of a Fund with Class S and Class S1 Shares will be calculated quarterly at the rate of 0.15% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.60% annually) during such quarter.

The amount of any service fee that exceeds 0.25% is considered an “asset-based sales charge” and is calculated into the appropriate maximum aggregate cap as specified in the rules of the National Association of Securities Dealers.

The rate of such service fees of a Fund for Class B shares will be calculated quarterly at the rate of 0.0625% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.25% annually) during such quarter.

EIS will pay service fees to investment firms based on the average daily net asset value of Class C shares of the Fund they have sold, provided such shares have been on the books of the Fund for a minimum of 13 months from the date of purchase (plus any reinvested distributions attributable to such shares), which have been issued and outstanding on the books of such Fund during the respective quarter and which are registered in the names of customers for whom the investment firm is the dealer of record (“Class C Eligible Shares”).  Such service fees will be calculated quarterly at the rate of 0.0625% per quarter of the average daily net asset value of all such Class C Eligible Shares (approximately 0.25% annually).

In any quarter in which total service fees earned by the investment firm on such Eligible Shares of all Funds are less than $50.00 in the aggregate, no service fees will be paid to the investment firm nor will such amounts be carried over for payment in a future quarter.  Service fees will be paid within five business days after the end of the service commission period in the respective quarter.  EIS will pay service fees only to the extent that such amounts have been paid to EIS by the Fund.

               No service fees are paid on sales of any Class I or Institutional shares of the Fund.

Commissions

               EIS pays commissions to investment firms for sales of Class A shares at the following rates:

Equity Funds (except Evergreen Envision Growth Fund, Evergreen Envision Growth and Income Fund, Evergreen Large Cap Equity Fund and Evergreen Equity Index Fund)	Your Investment	Dealer Commission as a % of Offering Price
	Up to $49,999	5.00%
	$50,000-$99,999	4.25%
	$100,000-$249,999	3.25%
	$250,000-$499,999	2.00%
	$500,000-$999,999	1.75%
	$1,000,000-$2,999,999	1.00% of the first $2,999,999, plus
	$3,000,000-$4,999,999	0.50% of the next $2,000,000, plus
	$5,000,000 or greater	0.25% of amounts equal to or over $5,000,000

Long-term Bond Funds (including Evergreen Envision Growth Fund, Evergreen Envision Growth and Income Fund, Evergreen Large Cap Equity Fund and Evergreen Equity Index Fund)	Your Investment	Dealer Commission as a % of Offering Price
	Up to $49,999	4.25%
	$50,000-$99,999	4.25%
	$100,000-$249,999	3.25%
	$250,000-$499,999	2.00%
	$500,000-$999,999	1.75%
	$1,000,000-$2,999,999	1.00% of the first $2,999,999, plus*
	$3,000,000-$4,999,999	0.50% of the next $2,000,000, plus*
	$5,000,000 or greater	0.25% of amounts equal to or over $5,000,000*

*       Evergreen Envision Funds and Evergreen Equity Index Fund pays 0.25% to investment firms for all amounts over $1,000,000.

Short-term Bond Funds	Your Investment	Dealer Commission as a % of Offering Price
	Up to $49,999	2.75%
	$50,000-$99,999	2.75%
	$100,000-$249,999	2.25%
	$250,000-$499,999	1.75%
	$500,000-$999,999	1.25%
	$1,000,000-$2,999,999	0.50% of the first $2,999,999, plus
	$3,000,000 or greater	0.25% of amounts equal to or over $3,000,000**

**     Evergreen Adjustable Rate Fund and Evergreen Ultra Short Opportunities Fund pay 0.25% to investment firms for all amounts over $1,000,000.

               EIS pays commissions, also referred to as a Dealer Allowance, to investment firms for sales of Class B shares in the amount of 4.00% of shares sold at the time of purchase.

EIS pays commissions to investment firms for sales of Class C shares in the amount of 1.00% of shares sold at the time of purchase.

EIS will also pay subsequent commissions to investment firms for sales of Class C shares based on the average daily net asset value of Class C shares of the Fund sold provided such shares have been on the books of the Fund for a minimum of 13 months from the date of purchase (plus any reinvested distributions attributable to such shares), which have been issued and outstanding on the books of such Fund during the calendar quarter and which are registered in the names of customers for whom the investment firm is the dealer of record (“Eligible Shares”).  Such commissions will be calculated quarterly at the rate of 0.1875% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.75% annually) during such quarter.  Such commissions will be paid by the twentieth day of the month before the end of the respective quarter.  Such commissions will continue to be paid to the investment firm quarterly so long as aggregate payments do not exceed applicable NASD limitations and other governing regulations.

               No commissions are paid on sales of any Class I, Administrative, Institutional Service, Investor, Participant, Reserve, Resource, Class R, Class S and Class S1 shares of a Fund.

TAX INFORMATION

Requirements for Qualifications as a Regulated Investment Company

               The Fund intends to qualify for and elect the tax treatment applicable to a regulated investment company (RIC) under Subchapter M of the Code.  (Such qualification does not involve supervision of management or investment practices or policies by the Internal Revenue Service.)  In order to qualify as a RIC, the Fund must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to proceeds from securities loans, gains from the sale or other disposition of securities or foreign currencies and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or foreign currencies, and net income from certain publicly traded partnerships; and (ii) diversify its holdings so that, at the end of each quarter of its taxable year, (a) at least 50% of the market value of the Fund's total assets is represented by cash, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), the securities of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses, or in the securities of one or more publicly traded partnerships.  By so qualifying, the Fund is not subject to federal income tax if it timely distributes its investment company taxable income and any net realized capital gains.  A 4% nondeductible excise tax will be imposed on the Fund to the extent it does not meet certain distribution requirements with respect to each calendar year and with respect to each one-year period ending on October 31.  The Fund anticipates meeting such distribution requirements.

Taxes on Distributions

Unless the Fund is a municipal bond or municipal money market fund, distributions will be taxable to shareholders whether made in shares or in cash.  Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of the Fund on the reinvestment date.

               To calculate ordinary income for federal income tax purposes, shareholders must generally include dividends paid by the Fund from its investment company taxable income (net taxable investment income plus net realized short‑term capital gains, if any).  The Fund will include dividends it receives from domestic corporations when the Fund calculates its gross investment income.  Unless the Fund is a corporate, U.S. Treasury, U.S. Government or municipal bond fund or a money market fund, it anticipates that all or a portion of the ordinary dividends which it pays will qualify for the 70% dividends-received deduction for corporations and the current 15% rate of tax for other taxpayers who have met the relevant holding period requirements.  The Fund will inform shareholders of the amounts that so qualify.  If the Fund is a corporate, U.S. Treasury, U.S. Government or municipal bond fund or a money market fund, none of its income will consist of corporate dividends; therefore, none of its distributions will qualify for the 70% dividends-received deduction for corporations or the 15% rate of tax for other taxpayers.

From time to time, the Fund will distribute the excess of its net long‑term capital gains over its short‑term capital loss to shareholders (i.e., capital gain dividends).  For federal tax purposes, shareholders must include such capital gain dividends when calculating their net long‑term capital gains.  Capital gain dividends are taxable as net long-term capital gains to a shareholder, no matter how long the shareholder has held the shares.The Fund’s transactions in options, futures contracts, hedging transactions, forward contracts, swap agreements, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses.  These rules could therefore affect the amount, timing and character of distributions to shareholders.

Distributions by the Fund reduce its NAV.  A distribution that reduces the Fund's NAV below a shareholder's cost basis is taxable as described above, although from an investment standpoint, it is a return of capital.  In particular, if a shareholder buys Fund shares just before the Fund makes a distribution, when the Fund makes the distribution the shareholder will receive what is in effect a return of capital.  Nevertheless, the shareholder may incur taxes on the distribution.  Therefore, shareholders should carefully consider the tax consequences of buying Fund shares just before a distribution.

All distributions, whether received in shares or cash, must be reported by each shareholder on his or her federal income tax return.  Each shareholder should consult a tax advisor to determine the state and local tax implications of Fund distributions.

If more than 50% of the value of the Fund's total assets at the end of a fiscal year consists of securities of foreign corporations and the Fund elects to make foreign tax credits available to its shareholders, a shareholder will be required to include in his gross income both cash dividends and the amount the Fund advises him is his pro rata portion of income taxes withheld by foreign governments from interest and dividends paid on the Fund's investments.  The shareholder may be entitled, however, to take the amount of such foreign taxes withheld as a credit against his U.S. income tax, or to treat the foreign tax withheld as an itemized deduction from his gross income, if that would be to his advantage.  In substance, this policy enables the shareholder to benefit from the same foreign tax credit or deduction that he would have received if he had been the individual owner of foreign securities and had paid foreign income tax on the income therefrom.  As in the case of individuals receiving income directly from foreign sources, the credit or deduction is subject to a number of limitations.

               For Funds that may invest an amount less than or equal to 50% of the value of its assets in foreign securities, income received by the Fund from its investments in foreign securities may also be subject to withholding and other taxes.  Tax Conventions between certain countries and the U.S. may reduce or eliminate such taxes.  Shareholders in such Funds that invest up to 50% of their assets in foreign securities will not be entitled to a credit or deduction with respect to such foreign taxes.

               The Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Special Tax Information for Shareholders of Municipal Bond or Municipal Money Market Funds

The Fund expects that substantially all of its dividends will be "exempt interest dividends," which should be treated as excludable from federal gross income.  In order to pay exempt interest dividends, at least 50% of the value of the Fund's assets must consist of federally tax‑exempt obligations at the close of each quarter.  An exempt interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by the Fund with respect to its net federally excludable municipal obligation interest and designated as an exempt interest dividend in a written notice mailed to each shareholder not later than 60 days after the close of its taxable year.  The percentage of the total dividends paid by the Fund with respect to any taxable year that qualifies as exempt interest dividends will be the same for all shareholders of the Fund receiving dividends with respect to such year.  If a shareholder receives an exempt interest dividend with respect to any share and such share has been held for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the exempt interest dividend amount.

Any shareholder of the Fund who may be a “substantial user” (as defined by the Code) of a facility financed with an issue of tax‑exempt obligations or a "related person" to such a user should consult his tax advisor concerning his qualification to receive exempt interest dividends should the Fund hold obligations financing such facility.

               Under regulations to be promulgated, to the extent attributable to interest paid on certain private activity bonds, the Fund's exempt interest dividends, while otherwise tax‑exempt, will be treated as a tax preference item for alternative minimum tax purposes.  Corporate shareholders should also be aware that the receipt of exempt interest dividends could subject them to alternative minimum tax under the provisions of Section 56(g) of the Code (relating to "adjusted current earnings").

Interest on indebtedness incurred or continued by shareholders to purchase or carry shares of the Fund will not be deductible for federal income tax purposes to the extent of the portion of the interest expense relating to exempt interest dividends.  Such portion is determined by multiplying the total amount of interest paid or accrued on the indebtedness by a fraction, the numerator of which is the exempt interest dividends received by a shareholder in his taxable year and the denominator of which is the sum of the exempt interest dividends and the taxable distributions out of the Fund's investment income and long‑term capital gains received by the shareholder.

Taxes on the Sale or Exchange of Fund Shares

               Upon a sale or exchange of Fund shares, a shareholder will realize a taxable gain or loss depending on his or her basis in the shares.  A shareholder must treat such gains or losses as a capital gain or loss if the shareholder held the shares as capital assets.  Currently, capital gain on assets held for more than 12 months is generally subject to a maximum federal income tax rate of 15% for an individual.  Generally, the Code will not allow a shareholder to realize a loss on shares he or she has sold or exchanged and replaced within a 61-day period beginning 30 days before and ending 30 days after he or she sold or exchanged the shares.  The Code will not allow a shareholder to realize a loss on the sale of Fund shares held by the shareholder for six months or less to the extent the shareholder received exempt interest dividends on such shares.  Moreover, the Code will treat a shareholder's loss on shares held for six months or less as a long‑term capital loss to the extent the shareholder received distributions of net capital gains on such shares.

               Shareholders who fail to furnish their taxpayer identification numbers to the Fund and to certify as to its correctness and certain other shareholders may be subject to a federal income tax backup withholding requirement at the rate of 28% on dividends, distributions of capital gains and redemption proceeds paid to them by the Fund.  If the withholding provisions are applicable, any such dividends or capital gain distributions to these shareholders, whether taken in cash or reinvested in additional shares, and any redemption proceeds will be reduced by the amounts required to be withheld.  Investors may wish to consult their own tax advisors about the applicability of the backup withholding provisions.

Other Tax Considerations

               The foregoing discussion relates solely to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates).  It does not reflect the special tax consequences to certain taxpayers (e.g., banks, insurance companies, tax exempt organizations and foreign persons).  Shareholders are encouraged to consult their own tax advisors regarding specific questions relating to federal, state and local tax consequences of investing in shares of the Fund.  Each shareholder who is not a U.S. person should consult his or her tax advisor regarding the U.S. and foreign tax consequences of ownership of shares of the Fund.  The Fund will withhold a tax at a rate of 30% (or lower under a tax treaty) on all ordinary dividend distributions to non-U.S. persons.  Under recent legislation, the withholding obligation generally does not apply to properly designated dividends derived from certain interest income of the Fund or from short-term capital gains of the Fund which are paid with respect to Fund years beginning before January 1, 2008. The Fund does not intend to make the designations that would be required to take advantage of this provision with respect to interest income. Consequently, all dividend distributions to non-U.S. persons will be subject to withholdingunless designated as long or short-term capital gains.

BROKERAGE

Brokerage Commissions

If the Fund invests in equity securities, it expects to buy and sell them through brokerage transactions for which commissions are payable.  Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down.  Where transactions are made in the over-the-counter market, the Fund will deal with primary market makers unless more favorable prices are otherwise obtainable.

If the Fund invests in fixed income securities, it expects to buy and sell them directly from the issuer or an underwriter or market maker for the securities.  Generally, the Fund will not pay brokerage commissions for such purchases.  When the Fund buys a security from an underwriter, the purchase price will usually include an underwriting commission or concession.  The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down.  When the Fund executes transactions in the over‑the‑counter market, it will deal with primary market makers unless more favorable prices are otherwise obtainable.

Selection of Brokers

When buying and selling portfolio securities, the advisor seeks brokers who can provide the most benefit to the Fund.  When selecting a broker, the investment advisor will primarily look for the best price at the lowest commission, but in the context of the broker’s:

1.               ability to provide the best net financial result to the Fund;

2.               efficiency in handling trades;

3.               ability to trade large blocks of securities;

               4.            readiness to handle difficult trades;

5.               financial strength and stability; and

6.         provision of “research services,” defined as (a) reports and analyses concerning issuers, industries, securities and economic factors and (b) other information useful in making investment decisions.

The Fund may pay higher brokerage commissions to a broker providing it with research services, as defined in item 6, above, including Wachovia Securities, LLC, an affiliate of the Fund’s investment advisor.  Pursuant to Section 28(e) of the Securities Exchange Act of 1934, this practice is permitted if the commission is reasonable in relation to the brokerage and research services provided.  Research services provided by a broker to the investment advisor do not replace, but supplement, the services the investment advisor is required to deliver to the Fund.  It is impracticable for the investment advisor to allocate the cost, value and specific application of such research services among its clients because research services intended for one client may indirectly benefit another.

When selecting a broker for portfolio trades, the investment advisor may not consider the amount of Fund shares a broker has sold.

               Wachovia Securities, LLC, an affiliate of the Fund’s investment advisor and a member of the New York and American Stock Exchanges, may effect portfolio transactions on those exchanges for the Fund. Wachovia Securities, LLC, is a majority-owned subsidiary of Wachovia Corporation, the Fund’s investment advisor’s parent.

Simultaneous Transactions

The investment advisor makes investment decisions for the Fund independently of decisions made for its other clients.  When a security is suitable for the investment goal of more than one client, it may be prudent for the investment advisor to engage in a simultaneous transaction, that is, buy or sell the same security for more than one client.  The investment advisor strives for an equitable result in such transactions by using an allocation formula. The high volume involved in some simultaneous transactions can result in greater value to the Fund, but the ideal price or trading volume may not always be achieved for the Fund.

ORGANIZATION

            The following is qualified in its entirety by reference to the Trust’s Declaration of Trust.

Description of Shares

               The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of series and classes of shares.  Each share of the Fund represents an equal proportionate interest with each other share of that series and/or class.  Upon liquidation, shares are entitled to a pro rata share of the Trust based on the relative net assets of each series and/or class.  Shareholders have no preemptive or conversion rights.  Shares are redeemable and transferable.

Voting Rights

               Under the terms of the Declaration of Trust, the Trust is not required to hold annual meetings.  At meetings called for the initial election of Trustees or to consider other matters, each share is entitled to one vote for each dollar of “NAV” applicable to such share.  Shares generally vote together as one class on all matters.  Classes of shares of the Fund have equal voting rights.  No amendment may be made to the Declaration of Trust that adversely affects any class of shares without the approval of a majority of the votes applicable to the shares of that class.  Shares have non‑cumulative voting rights, which means that the holders of more than 50% of the votes applicable to shares voting for the election of Trustees can elect 100% of the Trustees to be elected at a meeting and, in such event, the holders of the remaining shares voting will not be able to elect any Trustees.

               After the initial meeting as described above, no further meetings of shareholders for the purpose of electing Trustees will be held, unless required by law (for such reasons as electing or removing Trustees, changing fundamental policies, and approving advisory agreements or 12b-1 plans), unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time, the Trustees then in office will call a shareholders' meeting for the election of Trustees.

Limitation of Trustees' Liability

               The Declaration of Trust provides that a Trustee will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties involved in the conduct of his office.

Code of Ethics

               The Trust, its principal underwriter and its various investment advisors have each adopted a code of ethics pursuant to the requirements of Rule 17j-1 of the 1940 Act (“Code of Ethics”).  Each of these Codes of Ethics permits Fund personnel to invest in securities, including securities that may be purchased or held by the Fund, for their own accounts subject to certain restrictions and conditions and is on file with, and available from, the SEC.

Shareholder Liability

Under Delaware law, shareholders could, under certain circumstances, be held personally liable for the obligations of a Fund.  However, the Agreement and Declaration of Trust states that no shareholder shall be personally liable for the debts, liabilities, obligations and expense incurred by, contracted for, or otherwise existing with respect to the Fund and provides that notice of such disclaimer may be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Trustees.  The Agreement and Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for any obligation or liability of the Fund solely by reason of being or having been a shareholder.  Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is generally limited to the circumstances in which the Fund would be unable to meet its obligations.

INVESTMENT ADVISORY AGREEMENT

               On behalf of the Fund, the Trust has entered into an investment advisory agreement with the Fund’s investment advisor (the "Advisory Agreement").  Under the Advisory Agreement, and subject to the supervision of the Trust's Board of Trustees, the investment advisor furnishes to the Fund investment advisory, management and administrative services, office facilities, and equipment in connection with its services for managing the investment and reinvestment of the Fund's assets.  The investment advisor pays for all of the expenses incurred in connection with the provision of its services.

                 The Fund pays for all charges and expenses, other than those specifically referred to as being borne by the investment advisor, including, but not limited to, (1) custodian charges and expenses; (2) bookkeeping and auditors' charges and expenses; (3) transfer agent charges and expenses; (4) fees and expenses of Independent Trustees; (5) brokerage commissions, brokers' fees and expenses; (6) issue and transfer taxes; (7) applicable costs and expenses under the Distribution Plan (as described above) (8) taxes and trust fees payable to governmental agencies; (9) the cost of share certificates; (10) fees and expenses of the registration and qualification of the Fund and its shares with the SEC or under state or other securities laws; (11) expenses of preparing, printing and mailing prospectuses, SAIs, notices, reports and proxy materials to shareholders of the Fund; (12) expenses of shareholders' and Trustees' meetings; (13) charges and expenses of legal counsel for the Fund and for the Independent Trustees on matters relating to the Fund; (14) charges and expenses of filing  annual and other reports with the SEC and other authorities; and (15) all extraordinary charges and expenses of the Fund. For information on advisory fees paid by the Fund, see “Expenses” in Part 1 of this SAI.

               The Advisory Agreement continues in effect for two years from its effective date and, thereafter, from year to year only if approved at least annually by the Board of Trustees of the Trust or by a vote of a majority of the Fund's outstanding shares.  In either case, the terms of the Advisory Agreement and continuance thereof must be approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated, without penalty, on 60 days' written notice by the Trust's Board of Trustees or by a vote of a majority of outstanding shares.  The Advisory Agreement will terminate automatically upon its "assignment" as that term is defined in the 1940 Act.

               For a discussion regarding the considerations of the Fund's Board of Trustees for approving or renewing the Fund's investment advisory agreement, please see either the Fund's Annual Report or Semiannual Report immediately following the approval of the Fund's contract for the most recent fiscal period.

Transactions Among Advisory Affiliates

               The Trust has adopted procedures pursuant to Rule 17a‑7 of the 1940 Act ("Rule 17a‑7 Procedures").  The Rule 17a‑7 Procedures permit the Fund to buy or sell securities from another investment company for which a subsidiary of Wachovia Corporation is an investment advisor.  The Rule 17a‑7 Procedures also allow the Fund to buy or sell securities from other advisory clients for whom a subsidiary of Wachovia Corporation is an investment advisor.  The Fund may engage in such transaction if it is equitable to each participant and consistent with each participant's investment objective.

PORTFOLIO MANAGERS

Other Funds and Accounts Managed.  The following table provides information about the registered investment companies and other pooled investment vehicles and accounts managed by the portfolio managers of the Funds as of the Funds’ most recent fiscal year end, April 30, 2006.

Portfolio Manager		(Assets in thousands)
Parham M. Behrooz	Assets of registered investment companies managed
	Evergreen Balanced Fund (1) ........................................................................	$1,507,299
	Evergreen Core Bond Fund.............................................................................	4,369,552
	Evergreen Short Intermediate Bond Fund....................................................	1,154,119
	Evergreen VA Balanced Fund(1), (2)..............................................................	83,988
	Evergreen VA Core Bond Fund	52,997
	New Covenant Income Fund...........................................................................	520,622
	Evergreen Institutional Mortgage Portfolio	57,182
	TOTAL..................................................................................................................	$7,745,759
	Those subject to performance fee.................................................................	0
	Number of other pooled investment vehicles managed...................................	6
	Assets of other pooled investment vehicles managed..............................	$2,384,241
	Number of those subject to performance fee..............................................	0
	Assets of those subject to performance fee	$0
	Number of separate accounts managed.............................................................	132
	Assets of separate accounts managed........................................................	$8,779,454
	Number of those subject to performance fee..............................................	1
	Assets of those subject to performance fee.................................................	$288,482

(1)  Mr. Behrooz and the team at TAG are not fully responsible for the management of the entire portfolios of Evergreen Balanced Fund and Evergreen VA Balanced Fund.  As of April 30, 2006, the team was responsible only for approximately $448.5 million of the $1,591.3 million in assets in these funds.

	(2) Evergreen VA Foundation Fund was renamed Evergreen VA Balanced Fund on April 18, 2005.

Lisa Brown-Premo	Assets of registered investment companies managed
	Evergreen Adjustable Rate Fund....................................................................	$3,763,435
	Evergreen Managed Income Fund(3)..........................................................	1,176,869
	Evergreen Strategic Income Fund (3) ...........................................................	356,128
	Evergreen U.S. Government Fund..................................................................	536,577
	Evergreen Ultra Short Bond Fund...................................................................	647,884
	Evergreen VA Strategic Income Fund (3)......................................................	91,972
	TOTAL..................................................................................................................	$6,572,865
	Those subject to performance fee.................................................................	0
	Number of other pooled investment vehicles managed...................................	3
	Assets of other pooled investment vehicles managed..............................	$8,965,255
	Number of those subject to performance fee..............................................	0
	Assets of those subject to performance fee	$0
	Number of separate accounts managed.............................................................	6
	Assets of separate accounts managed........................................................	$292,021
	Number of those subject to performance fee..............................................	0
	Assets of those subject to performance fee.................................................	$0

(3) Ms. Brown-Premo is not fully responsible for the management of the entire portfolios of Evergreen Managed Income Fund, Evergreen Strategic Income Fund and Evergreen VA Strategic Income Fund.  As of April 30, 2006, she was responsible only for approximately $390.3 million of the $1,625.0 million in assets in these funds.

Robert A. Calhoun	Assets of registered investment companies managed
	Evergreen Balanced Fund (5).........................................................................	$1,507,299
	Evergreen Core Bond Fund.............................................................................	4,369,552
	Evergreen Short Intermediate Bond Fund....................................................	1,154,119
	Evergreen VA Balanced Fund (5) (6)..............................................................	83,988
	Evergreen VA Core Bond Fund	52,997
	New Covenant Income Fund...........................................................................	520,622
	Evergreen Institutional Mortgage Portfolio	57,182
	TOTAL..................................................................................................................	$7,745,759
	Those subject to performance fee.................................................................	0
	Number of other pooled investment vehicles managed...................................	6
	Assets of other pooled investment vehicles managed..............................	$2,384,241
	Number of those subject to performance fee..............................................	0
	Assets of those subject to performance fee	$0
	Number of separate accounts managed.............................................................	132
	Assets of separate accounts managed........................................................	$8,779,454
	Number of those subject to performance fee..............................................	1
	Assets of those subject to performance fee.................................................	$288,482

(5) Mr. Calhoun and the team at TAG are not fully responsible for the management of the entire portfolios of Evergreen Balanced Fund and Evergreen VA Balanced Fund.  As of April 30, 2006, the team was responsible only for approximately $448.5 million of the $1,591.3 million in assets in these funds.

	(6) Evergreen VA Foundation Fund was renamed Evergreen VA Balanced Fund on April 18, 2005.
Mehmet Camurdan	Assets of registered investment companies managed
	Evergreen Balanced Fund (7).........................................................................	$1,507,299
	Evergreen Core Bond Fund.............................................................................	4,369,552
	Evergreen Short Intermediate Bond Fund....................................................	1,154,119
	Evergreen VA Balanced Fund (7), (8).............................................................	83,988
	Evergreen VA Core Bond Fund	52,997
	New Covenant Income Fund...........................................................................	520,622
	Evergreen Institutional Mortgage Portfolio	57,182
	TOTAL..................................................................................................................	$7,745,759
	Those subject to performance fee.................................................................	0
	Number of other pooled investment vehicles managed...................................	6
	Assets of other pooled investment vehicles managed..............................	$2,384,241
	Number of those subject to performance fee..............................................	0
	Assets of those subject to performance fee	$0
	Number of separate accounts managed.............................................................	132
	Assets of separate accounts managed........................................................	$8,779,454
	Number of those subject to performance fee...............................................	1
	Assets of those subject to performance fee.................................................	$288,482

(7) Mr. Camurdan and the team at TAG are not fully responsible for the management of the entire portfolios of Evergreen Balanced Fund and Evergreen VA Balanced Fund.  As of April 30, 2006, the team was responsible only for approximately $448.5 million of the $1,591.3 million in assets in these funds.

	(8) Evergreen VA Foundation Fund was renamed Evergreen VA Balanced Fund on April 18, 2005.

Eric R. Harper	Assets of registered investment companies managed
	Evergreen Balanced Fund(9)..........................................................................	$1,507,299
	Evergreen Core Bond Fund.............................................................................	4,369,552
	Evergreen Short Intermediate Bond Fund....................................................	1,154,119
	Evergreen VA Balanced Fund(9) (10)............................................................	83,988
	Evergreen VA Core Bond Fund	52,997
	New Covenant Income Fund...........................................................................	520,622
	Evergreen Institutional Mortgage Portfolio	57,182
	TOTAL..................................................................................................................	$7,745,759
	Those subject to performance fee.................................................................	0
	Number of other pooled investment vehicles managed...................................	6
	Assets of other pooled investment vehicles managed..............................	$2,384,241
	Number of those subject to performance fee..............................................	0
	Assets of those subject to performance fee	$0
	Number of separate accounts managed.............................................................	132
	Assets of separate accounts managed........................................................	$8,779,454
	Number of those subject to performance fee..............................................	1
	Assets of those subject to performance fee.................................................	$288,482

(9) Mr. Harper and the team at TAG are not fully responsible for the management of the entire portfolios of Evergreen Balanced Fund and Evergreen VA Balanced Fund.  As of April 30, 2006, the team was responsible only for approximately $448.5 million of the $1,591.3 million in assets in these funds.

	(10) Evergreen VA Foundation Fund was renamed Evergreen VA Balanced Fund on April 18, 2005.

Todd C. Kuimjian	Assets of registered investment companies managed
	Evergreen Balanced Fund (11).......................................................................	$1,507,299
	Evergreen Core Bond Fund.............................................................................	4,369,552
	Evergreen Short Intermediate Bond Fund....................................................	1,154,119
	Evergreen VA Balanced Fund (11) (12).........................................................	83,988
	Evergreen VA Core Bond Fund	52,997
	New Covenant Income Fund...........................................................................	520,622
	Evergreen Institutional Mortgage Portfolio	57,182
	TOTAL..................................................................................................................	$7,745,759
	Those subject to performance fee.................................................................	0
	Number of other pooled investment vehicles managed...................................	6
	Assets of other pooled investment vehicles managed..............................	$2,384,241
	Number of those subject to performance fee..............................................	0
	Assets of those subject to performance fee	$0
	Number of separate accounts managed.............................................................	132
	Assets of separate accounts managed........................................................	$8,779,454
	Number of those subject to performance fee..............................................	1
	Assets of those subject to performance fee.................................................	$288,482

(11) Mr. Kuimjian and the team at TAG are not fully responsible for the management of the entire portfolios of Evergreen Balanced Fund and Evergreen VA Balanced Fund.  As of April 30, 2006, the team was responsible only for approximately $448.5 million of the $1,591.3 million in assets in these funds.

	(12) Evergreen VA Foundation Fund was renamed Evergreen VA Balanced Fund on April 18, 2005.

Anthony Norris	Assets of registered investment companies managed....................................
	Evergreen International Balanced Income Fund (13).................................	$235,819
	Evergreen International Bond Fund...............................................................	1,013,974
	Evergreen Managed Income Fund (13).........................................................	1,176,869
	Evergreen Strategic Income Fund (13)..........................................................	356,128
	Evergreen VA Strategic Income Fund (13)....................................................	91,972
	TOTAL..................................................................................................................	$2,874,762
	Those subject to performance fee.................................................................	0
	Number of other pooled investment vehicles managed...................................	8
	Assets of other pooled investment vehicles managed..............................	183,552
	Number of those subject to performance fee..............................................	0
	Assets of those subject to performance fee	$0
	Number of separate accounts managed.............................................................	27
	Assets of separate accounts managed........................................................	$14,221,368
	Number of those subject to performance fee..............................................	0
	Assets of those subject to performance fee.................................................	$0

(13) Mr. Norris is not fully responsible for the management of the entire portfolios of Evergreen International Balanced Income Fund, Evergreen Managed Income Fund, Evergreen Strategic Income Fund and Evergreen VA Strategic Income Fund.  As of April 30, 2006, he was responsible only for approximately $543.0 million of the $1,860.6 million in assets in these funds.

Peter Wilson	Assets of registered investment companies managed
	Evergreen International Balanced Income Fund (14).................................	$235,819
	Evergreen International Bond Fund...............................................................	1,013,974
	Evergreen Managed Income Fund (14).........................................................	1,176,869
	Evergreen Strategic Income Fund (14)	356,128
	Evergreen VA Strategic Income Fund (14)....................................................	91,972
	TOTAL..................................................................................................................	$2,874,762
	Those subject to performance fee.................................................................	0
	Number of other pooled investment vehicles managed...................................	8
	Assets of other pooled investment vehicles managed..............................	183,552
	Number of those subject to performance fee..............................................	0
	Assets of those subject to performance fee	$0
	Number of separate accounts managed.............................................................	27
	Assets of separate accounts managed........................................................	$14,221,368
	Number of those subject to performance fee..............................................	0
	Assets of those subject to performance fee.................................................	$0

(14)Mr. Wilson is not fully responsible for the management of the entire portfolios of Evergreen International Balanced Income Fund, Evergreen Managed Income Fund, Evergreen Strategic Income Fund and Evergreen VA Strategic Income Fund.  As of April 30, 2006, he was responsible only for approximately $543.0 million of the $1,860.6 million in assets in these funds.

Karen DiMeglio	Assets of registered investment companies managed
	Evergreen U.S. Government Fund	$536,577
	TOTAL..................................................................................................................	$536,577
	Those subject to performance fee.................................................................	0
	Number of other pooled investment vehicles managed...................................	0
	Assets of other pooled investment vehicles managed..............................	$0
	Number of those subject to performance fee..............................................	0
	Assets of those subject to performance fee	$0
	Number of other accounts managed....................................................................	79
	Assets of separate accounts managed........................................................	$1,295,871
	Number of those subject to performance fee..............................................	0
	Assets of those subject to performance fee.................................................	$0

Noel McElreath	Assets of registered investment companies managed
	Evergreen Diversified Bond Fund (15)...................................................	$318,702
	TOTAL...........................................................................................................	$318,702
	Those subject to performance fee..........................................................	0
	Number of other pooled investment vehicles managed............................	4
	Assets of other pooled investment vehicles managed.......................	$2,742,089
	Number of those subject to performance fee..............................................	0
	Assets of those subject to performance fee	$0
	Number of separate accounts managed......................................................	2
	Assets of separate accounts managed.................................................	$1,029,157
	Number of those subject to performance fee..............................................	0
	Assets of those subject to performance fee.........................................	$0

(15) Mr. McElreath is not fully responsible for the management of the entire Evergreen Diversified Bond Fund. As of April 30, 2006, he was responsible only for approximately $264.5 million of the $318.7 million in assets in this fund.

Michael Lee	Assets of registered investment companies managed
	Evergreen International Balanced Income Fund[1]	$235,819
	Evergreen International Bond Fund........................................................	1,013,974
	Evergreen Managed Income Fund(16)..................................................	1,176,869
	Evergreen Strategic Income Fund(16) ..................................................	356,128
	Evergreen VA Strategic Income Fund(16) .............................................	91,972
	TOTAL...........................................................................................................	$2,874,762
	Those subject to performance fee..........................................................	0
	Number of other pooled investment vehicles managed....................	8
	Assets of other pooled investment vehicles managed.......................	183,552
	Number of those subject to performance fee.......................................	0
	Assets of those subject to performance fee	$0
	Number of separate accounts managed..............................................	27
	Assets of separate accounts managed.................................................	$14,221,368
	Number of those subject to performance fee.......................................	0
	Assets of those subject to performance fee.........................................	$0

(16) Mr. Lee is not fully responsible for the management of the entire portfolios of Evergreen International Balanced Income Fund, Evergreen Managed Income Fund, Evergreen Strategic Income Fund and Evergreen VA Strategic Income Fund.  As of April 30, 2006, he was responsible only for approximately $543.0 million of the $1,860.6 million in assets in these funds.

Alex Perrin	Assets of registered investment companies managed
	Evergreen International Balanced Income Fund (17) ....................... [2]	$235,819
	Evergreen International Bond Fund........................................................	1,013,974
	Evergreen Managed Income Fund(17)..................................................	1,176,869
	Evergreen Strategic Income Fund(17)...................................................	356,128
	Evergreen VA Strategic Income Fund(17)..............................................	91,972
	TOTAL...........................................................................................................	$2,874,762
	Those subject to performance fee..........................................................	0
	Number of other pooled investment vehicles managed....................	8
	Assets of other pooled investment vehicles managed.......................	183,552
	Number of those subject to performance fee.......................................	0
	Assets of those subject to performance fee	$0
	Number of separate accounts managed..............................................	27
	Assets of separate accounts managed.................................................	$14,221,368
	Number of those subject to performance fee.......................................	0
	Assets of those subject to performance fee.........................................	$0

(17) Mr. Perrin is not fully responsible for the management of the entire portfolios of Evergreen International Balanced Income Fund, Evergreen Managed Income Fund, Evergreen Strategic Income Fund and Evergreen VA Strategic Income Fund.  As of April 30, 2006, he was responsible only for approximately $543.0 million of the $1,860.6 million in assets in these funds.

Douglas Williams	Assets of registered investment companies managed
	Evergreen Diversified Bond Fund(17)....................................................
	TOTAL...........................................................................................................
	Those subject to performance fee..........................................................
	Number of other pooled investment vehicles managed............................
	Assets of other pooled investment vehicles managed.......................
	Number of those subject to performance fee.......................................
	Number of separate accounts managed......................................................
	Assets of separate accounts managed.................................................
	Number of those subject to performance fee.......................................

* Mr. Williams is not fully responsible for the management of the entire Evergreen Diversified Bond Fund. As of November 30, 2005, he was responsible only for approximately $279 million of the $340 million in assets in this fund.

Gary Pzegeo	Assets of registered investment companies managed
	Evergreen Diversified Bond Fund[1]..........................................................	$318,702
	Evergreen Utilities & High Income Fund[1]..............................................	$275,116
	Evergreen Select High Yield Bond Fund................................................	$446,958
	Evergreen Income Advantage Fund.......................................................	$953,158
	Evergreen Managed Income Fund[1]........................................................	$1,176,869
	Evergreen Strategic Income Fund[1].........................................................	$356,128
	Evergreen VA Strategic Income Fund[1]....................................................	$91,972
	Evergreen VA High Income Fund............................................................	$41,644
	Evergreen High Yield Bond Fund............................................................	$815,995
	Sentinel Capital Markets Income Fund[1].................................................	$60,236
	TOTAL...........................................................................................................	$4,536,778
	Those subject to performance fee..........................................................	0
	Number of other pooled investment vehicles managed............................	4
	Assets of other pooled investment vehicles managed.......................	$165,485
	Number of those subject to performance fee.......................................	0
	Assets of those subject to performance fee	$0
	Number of separate accounts managed......................................................	10
	Assets of separate accounts managed.................................................	$495,980
	Number of those subject to performance fee.......................................	0

(1)As of April 30, 2006, the high yield team was not fully responsible for the management of the entire portfolios of Evergreen Diversified Bond Fund, Evergreen Utilities & High Income Fund, Evergreen Managed Income Fund, Evergreen Strategic Income Fund, Evergreen VA Strategic Income Fund and Sentinel Capital Markets Income Fund.  As of April 30, 2006, the High Yield team was responsible only for approximately $935.2 million of the $2,279 million in assets in these funds.

Conflicts of Interest.  Portfolio managers may experience certain conflicts of interest in managing the Funds’ investments, on the one hand, and the investments of other accounts, including other Evergreen funds, on the other.  For example, if a portfolio manager identifies a limited investment opportunity, such as an initial public offering, that may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of that investment across all eligible funds and accounts. EIMC, TAG and EIA have policies and procedures to address potential conflicts of interest relating to the allocation of investment opportunities.  EIMC’s policies and procedures relating to the allocation of investment opportunities address these potential conflicts by limiting portfolio manager discretion and are intended to result in fair and equitable allocations among all products managed by that portfolio manager or team that might be eligible for a particular investment.  However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

The management of multiple Funds and other accounts may give rise to potential conflicts of interest, particularly if the Funds and accounts have different objectives, benchmarks and time horizons, as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts.  For example, in certain instances, a portfolio manager may take conflicting positions in a particular security for different accounts, by selling a security for one account and continuing to hold it for another account.  In addition, the management of other accounts may require the portfolio manager to devote less than all of his or her time to a Fund, which may constitute a conflict with the interest of the Fund. EIMC, TAG and EIA seek to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline, such as investing in large capitalization equity securities.  Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest.

Neither EIMC, TAG and EIA receive a performance fee for its management of the Funds, other than Evergreen Large Cap Equity Fund.  EIMC, TAG and EIA and/or a portfolio manager may have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Funds – for instance, those that pay a higher advisory fee and/or have a performance fee.  The policies of EIMC, TAG and EIA, however, require that portfolio managers treat all accounts they manage equitably and fairly.

EIMC has a policy allowing it to aggregate sale and purchase orders of securities for all accounts with similar orders if, in EIMC’s reasonable judgment, such aggregation is reasonably likely to result generally in lower per-share brokerage commission costs.  In such event, each client may be charged or credited, as the case may be, the average transaction price of all securities purchased or sold in such transaction.  As a result, however, the price may be less favorable to a client than it would be if similar transactions were not being executed concurrently for other accounts.  In addition, in many instances, the purchase or sale of securities for accounts will be effected simultaneously with the purchase or sale of like securities for other accounts.  Such transactions may be made at slightly different prices, due to the volume of securities purchased or sold.  EIMC has also adopted policies and procedures in accordance with Rule 17a-7 under the 1940 Act relating to transfers effected without a broker-dealer between registered investment companies or a registered investment company client and another advisory client, to ensure compliance with the rule and fair and equitable treatment of both clients involved in such transactions.  TAG and EIA have similar policies relating to brokerage, aggregation and fair allocation of trades.

Portfolio managers may also experience certain conflicts between their own personal interests and the interests of the accounts they manage, including the Funds.  One potential conflict arises from the weighting methodology used in determining bonuses, as described below, which may give a portfolio manager an incentive to allocate a particular investment opportunity to a product that has a greater weighting in determining his or her bonus.  Another potential conflict may arise if a portfolio manager were to have a larger personal investment in one fund than he or she does in another, giving the portfolio manager an incentive to allocate a particular investment opportunity to the fund in which he or she holds a larger stake.  EIMC’s Code of Ethics addresses potential conflicts of interest that may arise in connection with a portfolio manager’s activities outside EIMC by prohibiting, without prior written approval from the Code of Ethics Compliance Officer, portfolio managers from participating in investment clubs and from providing investment advice to, or managing, any account or portfolio in which the portfolio manager does not have a beneficial interest and that is not a client of EIMC.  The Code of Ethics of TAG and EIA have similar provisions.

Compensation.  For EIMC, TAG and EIA, portfolio managers’ compensation consists primarily of a base salary and an annual bonus.  Each portfolio manager’s base salary is reviewed annually and adjusted based on consideration of various factors specific to the individual portfolio manager, including, among others, experience, quality of performance record and breadth of management responsibility, and based on a comparison to competitive market data provided by external compensation consultants.  The annual bonus pool for portfolio managers and other employees that are eligible to receive bonuses is determined based on the overall profitability of the firm during the relevant year.

The annual bonus has an investment performance component, which accounts for a majority of the annual bonus, and a subjective evaluation component.  The amount of the investment performance component is based on the pre-tax investment performance of the funds and accounts managed by the individual (or one or more appropriate composites of such funds and accounts) over the prior five years compared to the performance over the same time period of an appropriate benchmark (typically a broad-based index or universe of external funds or managers with similar characteristics).  See the information below relating to other funds and accounts managed by the portfolio managers for the specific benchmarks used in evaluating performance.  In calculating the amount of the investment performance component, performance for the most recent year is weighted 25%, performance for the most recent three-year period is weighted 50% and performance for the most recent five-year period is weighted 25%.  In general, the investment performance component is determined using a weighted average of investment performance of each product managed by the portfolio manager, with the weighting done based on the amount of assets the portfolio manager is responsible for in each such product.  For example, if a portfolio manager was to manage a mutual fund with $400 million in assets and separate accounts totaling $100 million in assets, performance with respect to the mutual fund would be weighted 80% and performance with respect to the separate accounts would be weighted 20%.  In certain cases, portfolio weights within the composite may differ from the actual weights as determined by assets.  For example, a very small fund’s weight within a composite may be increased to create a meaningful contribution.

To be eligible for an investment performance related bonus, the time-weighted average percentile rank must be above the 50th percentile.  A portfolio manager has the opportunity to maximize the investment component of the incentive payout by generating performance at or above the 25th percentile level.

In determining the subjective evaluation component of the bonus, each manager is measured against predetermined objectives and evaluated in light of other discretionary considerations.  Objectives are set in several categories, including teamwork, participation in various assignments, leadership, and development of staff.

For calendar year 2005, the investment performance component of each portfolio manager’s bonus will be determined based on comparisons to the benchmarks (either to the individual benchmark or one or more composites of all or some of such benchmarks) indicated below.  The benchmarks may change for purposes of calculating bonus compensation for calendar year 2006.

Portfolio Manager

Parham M. Behrooz..............	Callan Core Bond Callan Intermediate Lipper Intermediate Investment Grade Lipper Short-Intermediate Investment Grade
Lisa Brown-Premo................	Lipper Adjustable Rate Mortgage Funds Lipper Intermediate U.S. Government Funds Lipper Multi Sector Income Lipper Ultra Short Obligation Funds
Robert A. Calhoun................	Callan Core Bond Callan Intermediate Lipper Intermediate Investment Grade Lipper Short-Intermediate Investment Grade
Mehmet Camurdan...............	Callan Core Bond Callan Intermediate Lipper Intermediate Investment Grade Lipper Short-Intermediate Investment Grade
Karen DiMeglio.....................	Lipper Short Investment Grade Lipper Intermediate U.S. Government
Eric R. Harper.......................	Callan Core Bond Callan Intermediate Lipper Intermediate Investment Grade Lipper Short-Intermediate Investment Grade
Todd C. Kuimjian..................	Callan Core Bond Callan Intermediate Lipper Intermediate Investment Grade Lipper Short-Intermediate Investment Grade
Michael Lee...........................	Lipper Global Income Lipper Institutional Money Market Lipper International Income Lipper Multi Sector Income Index Lipper Global Income CE Index
Noel McElreath......................	Lipper Corporate Debt Funds BBB Rated Universe
Anthony Norris.......................	Lipper Global Income Lipper Institutional Money Market Lipper International Income Lipper Multi Sector Income
Alex Perrin.............................	Lipper Global Income Lipper Institutional Money Market Lipper International Income Lipper Multi Sector Income Index Lipper Global Income CE Index
Douglas Williams..................	Lipper Corporate Debt Funds BBB Rated Universe
Peter Wilson..........................	Lipper Global Income Lipper Institutional Money Market Lipper International Income Lipper Multi Sector Income
Gary Pzegeo.........................	Callan High Yield Lipper High Yield Lipper Multi Sector Income

Portfolio managers may also receive equity incentive awards (non-qualified stock options and/or restricted stock) in Wachovia Corporation, EIMC’s publicly traded parent company, based on their performance and/or positions held.  Equity incentive awards are made based on subjective review of the factors that are considered in determining base salary and the annual bonus.

In addition, portfolio managers may participate, at their election, in various benefits programs, including the following:

medical, dental, vision and prescription benefits,

life, disability and long-term care insurance,

before-tax spending accounts relating to dependent care, health care, transportation and parking, and various other services, such as family counseling and employee assistance programs, prepaid or discounted legal services, health care advisory programs and access to discount retail services.

These benefits are broadly available to EIMC and TAG employees, but certain benefits may not be available to EIA employees.  Senior level employees, including many portfolio managers but also including many other senior level executives, may pay more or less than employees that are not senior level for certain benefits, or be eligible for, or required to participate in, certain benefits programs not available to employees who are not senior level.  For example, only senior level employees above a certain compensation level are eligible to participate in the Wachovia Corporation deferred compensation plan, and certain senior level employees are required to participate in the deferred compensation plan.

Fund Holdings.  The tables below presents the dollar range of investment each portfolio manager beneficially holds in each Fund he or she manages as well as the dollar range of total exposure to the Evergreen family of funds (including both open-end and closed-end funds) as of the Funds’ fiscal year ended April 30, 2006. Total exposure equals the sum of (i) the portfolio manager’s beneficial ownership in direct Evergreen fund holdings, plus (ii) the portfolio manager’s Evergreen fund holdings through the Wachovia Corporation 401(k) plan, plus (iii) the portfolio manager’s Wachovia Corporation deferred compensation plan exposure to Evergreen funds.

Evergreen Core Bond Fund

Parham M. Behrooz..............	$10,001 - $50,000
Robert A. Calhoun................	$50,001 - $100,000
Mehmet Camurdan...............	$1 - $10,000
Eric R. Harper.......................	$1 - $10,000
Todd C. Kuimjian..................	$1 - $10,000
Evergreen Diversified Bond Fund
Douglas Williams..................	$10,001-$50,000
Gary Pzegeo.........................	$0(a)
Noel McElreath......................	$1 - $10,000
Evergreen High Yield Bond Fund

Gary Pzegeo.........................	$0(a)
Evergreen Select High Yield Bond Fund

Gary Pzegeo.........................	$0(a)
Evergreen Strategic Income Fund

Lisa Brown-Premo................	$10,001 - $50,000
Gary Pzegeo.........................	$0(a)
Anthony Norris.......................	$0(b)
Peter Wilson..........................	$0(b)
Alex Perrin.............................	$0(b)
Michael Lee...........................	$0(b)
Evergreen U.S. Government Fund

Lisa Brown-Premo................	$10,001 - $50,000
Karen DiMeglio.....................	$1 - $10,000
Evergreen Institutional Mortgage Portfolio(c)

Parham M. Behrooz..............	$0
Robert A. Calhoun................	$0
Mehmet Camurdan...............	$0
Eric R. Harper.......................	$0
Todd C. Kuimjian..................	$0

Mr. Pzegeo was not the portfolio manager of the Fund as of the fiscal year ended April 30, 2006.

Messrs. Norris, Wilson, Perrin and Lee are non-U.S. residents and therefore do not hold shares of the Evergreen funds.

Evergreen Institutional Mortgage Portfolio is sold primarily to institutional investors with a $1 million dollar minimum investment.

Portfolio Manager
Holdings in Evergreen Family of Funds
Parham M. Behrooz..............	$50,001 – $100,000
Lisa Brown-Premo................	$500,001 – $1,000,000
Robert A. Calhoun................	$100,001 – $500,000
Mehmet Camurdan...............	$1 – $10,000
Karen DiMeglio.....................	$1 – $10,000
Eric R. Harper.......................	$10,001 – $50,000
Todd C. Kuimjian..................	$50,001 – $100,000
Michael Lee...........................	$0(a)
Noel McElreath......................	$10,001-$50,000
Anthony Norris.......................	$0(a)
Alex Perrin.............................	$0(a)
Peter Wilson..........................	$0(a)
Douglas Williams..................	$10,001-$50,000
Gary Pzegeo.........................	$0(b)

(a)   Messrs. Norris, Wilson, Perrin and Lee are non-U.S. residents and therefore do not hold shares of the Evergreen funds.

(b)   Mr. Pzegeo was not the portfolio manager of the Fund as of the fiscal year ended

       April 30, 2006.

The table below presents the dollar range of total exposure to the Evergreen family of funds (including both open-end and closed-end funds) by certain members of senior management of EIMC and its affiliates that are involved in Evergreen’s mutual fund business as of December 31, 2005.  Total exposure equals the sum of (i) the individual’s beneficial ownership in direct Evergreen fund holdings, plus (ii) the individual’s Evergreen fund holdings through the Wachovia Corporation 401(k) plan, plus (iii) the individual’s Wachovia Corporation deferred compensation plan exposure to Evergreen funds.

Maryann Bruce............................ President, EIS	$500,001 – 1,000,000
Christopher Conkey.................... Chief Investment Officer, EIMC	Over $1,000,000
Dennis Ferro................................ Chief Executive Officer, EIMC	Over $1,000,000
Richard Gershen......................... Head of Business Strategy, Risk and Product Management, EIMC	$500,001 – 1,000,000
W. Douglas Munn........................ Chief Operating Officer, EIMC	$500,001 – 1,000,000
Patrick O’Brien............................ President, Institutional Division, EIMC	Over $1,000,000

MANAGEMENT OF THE TRUST

The Trust is supervised by a Board of Trustees that is responsible for representing the interests of shareholders.  The Trustees meet periodically throughout the year to oversee the Fund’s activities, reviewing, among other things, the Fund’s performance and its contractual arrangements with various service providers.  Each Trustee is paid a fee for his or her services.  See “Expenses-Trustee Compensation” in Part 1 of this SAI.

               The Trust has an Executive Committee which consists of K. Dun Gifford, Dr. Russell A. Salton, III and the Chairman of the Board, Michael S. Scofield, each of whom is an Independent Trustee. The Executive Committee recommends Trustees to fill vacancies, prepares the agenda for Board Meetings, acts on routine matters between scheduled Board meetings and reviews and resolves conflicts of interest between the Fund and the Fund's investment advisor or its affiliates.  The Executive Committee also functions as the Nominating Committee, the 15(c) Committee and the Qualified Legal Compliance Committee (as further described below).  As of July 14, 2006, the Executive Committee assumed the responsibilities of the Litigation Committee, which was dissolved. The Executive Committee assumed responsibilities for overseeing and assisting Trustee oversight of: litigation commenced by or against the Evergreen funds; litigation commenced by or against any service provider to the Funds that relates to the Funds or that may have a material effect on the service provider’s ability to perform its services to the Funds; non-routine regulatory actions, examinations, inspections, or other activities in respect of any service provider to the Funds that relate to its services to the Funds or that may have a material effect on the service provider’s ability to perform its services to the Funds. For the fiscal year ended April 30, 2006, the Executive Committee held 22 committee meetings.

               The Nominating Committee is responsible for nominating candidates for election to the Board of Trustees by the full Board.  The Committee may solicit suggestions for persons to fill vacancies on the Boards of Trustees from such sources as it deems appropriate, including EIMC.  The Committee will consider nominations for openings on the Board of Trustees from shareholders who have separately or as a group held for at least one full year at least 5% of the outstanding shares of a Fund.  Shareholder recommendations should be sent to the attention of the Committee in care of the Fund’s Secretary and should include biographical information, including the proposed nominee’s business experience for the past ten years and a description of the qualifications of the proposed nominee, along with a statement from the proposed nominee that he or she is willing to serve and meets the requirements to be an Independent Trustee, if applicable.

               The 15(c) Committee is responsible for gathering relevant information to assist the full Board in fulfilling its obligations relating to the initial approval and renewal of advisory and distribution contracts pursuant to Section 15 of the 1940 Act.  It may request information from and submit questions to the Fund's investment advisor and its affiliates in order for the full Board of Trustees to determine whether or not to enter into or renew Fund contracts.

            The Qualified Legal Compliance Committee is responsible for the establishment of written procedures for the confidential receipt, retention and consideration of any report of evidence of a material violation of an applicable U.S. federal or state securities law, a material breach of a fiduciary duty arising under U.S. federal or state law, or a similar material violation of any U.S. federal or state law by a Fund or by any officer, Trustee, employee or agent of a Fund.  The Committee is also responsible for determining whether an investigation is necessary regarding any report of evidence of a material violation.  If it is determined that there has been a material violation, the Committee is responsible for informing the Fund’s chief legal officer and chief executive officer and taking all other appropriate actions to respond to evidence of a material violation.

The Trust has an Audit Committee which consists of K. Dun Gifford, Patricia A. Norris and the Chairman of the Committee, Charles A. Austin III, each of whom is an Independent Trustee.  The purpose of the Audit Committee is to evaluate financial management, meet with the auditors and deal with other matters of a financial nature that it deems appropriate. As of July 14, 2006, the Audit Committee assumed the responsibilities of the Pricing Committee, which was dissolved.  The Audit Committee assumed the responsibilities for overseeing and assisting Trustee oversight of matters related to pricing and valuation of portfolio securities. For the fiscal year ended April 30, 2006, the Audit Committee held 6 committee meetings.

               The Trust has a 12b-1 Committee (formerly the Distribution and Shareholder Service Committee) which consists of William W. Pettit, Shirley L. Fulton, and the Chairman of the Committee, Dr. Leroy Keith. The 12b-1 Committee oversees and assists Trustee oversight of: the means by which shares of the Evergreen funds are distributed; expenditures by the Funds’ distributor of amounts paid under the Funds’ Rule 12b-1 plans; the nature and quality of services provided by the Funds’ transfer agent; and the overall level of servicing provided to shareholders in the Funds. For the fiscal year ended April 30, 2006, the

12b-1 Committee held 4 committee meetings.

               The Trust has a Performance Committee which consists of Gerald McDonnell, Dr. Russell A. Salton, III, David M. Richardson, Richard Wagoner and the Chairman of the Committee, Richard J. Shima.  The Performance Committee reviews all activities involving investment-related issues and activities of EIMC and any sub-advisors to the Evergreen funds and assesses the performance of the Evergreen funds. For the fiscal year ended April 30, 2006, the Performance Committee held 6 committee meetings.

               Set forth below are the Trustees of each of the fourteen Evergreen Trusts.  The address for each Trustee is P.O. Box 20083, Charlotte, North Carolina 28202. All shareholder communications should be sent to this address.

Independent Trustees:

Name and

Date of Birth	Position with Trust	Beginning Year of Term of Office[1]	Principal Occupations for Last Five Years	Number of Portfolios Overseen in Evergreen Funds Complex as of 12/31/2005	Other Directorships held outside of Evergreen Funds Complex
Charles A. Austin III DOB: 10/23/1934	Trustee	1991	Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The Francis Ouimet Society (scholarship program); Former Trustee, Mentor Funds and Cash Resource Trust; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice)	90	None
Shirley L. Fulton DOB: 1/10/1952	Trustee	2004	Partner, Tin, Fulton, Greene & Owen, PLLC (law firm); Former Partner, Helms, Henderson & Fulton, P.A. (law firm); Retired Senior Resident Superior Court Judge, 26th Judicial District, Charlotte, NC	90	None
K. Dun Gifford DOB: 10/23/1938	Trustee	1974	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Trustee, Mentor Funds and Cash Resource Trust	90	None
Dr. Leroy Keith, Jr. DOB: 2/14/1939	Trustee	1983	Partner, Stonington Partners, Inc. (private equity fund); Trustee, Phoenix Funds Family; Director, Diversapack Co. (packaging company); Director, Obagi Medical Products Co.; Former Director, Lincoln Educational Services; Former Trustee, Mentor Funds and Cash Resource Trust	90	Trustee, Phoenix Funds Family (consisting of 51 portfolios)
Gerald M. McDonnell DOB: 7/14/1939	Trustee	1988	Manager of Commercial Operations, SMI Steel Co. - South Carolina (steel producer); Former Trustee, Mentor Funds and Cash Resource Trust	90	None
Patricia B. Norris DOB: 4/9/1948	Trustee	2006	Former Partner, PricewaterhouseCoopers, LLP	89[2]	None
William Walt Pettit DOB: 8/26/1955	Trustee	1984	Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp.; Director, National Kidney Foundation of North Carolina, Inc.; Member, Superior Land, LLC; Former Trustee, Mentor Funds and Cash Resource Trust	90	None

David M. Richardson

DOB: 9/19/1941	Trustee	1982	President, Richardson, Runden LLC (executive recruitment business development/consulting company); Consultant, Kennedy Information, Inc. (executive recruitment information and research company); Consultant, AESC (The Association of Executive Search Consultants); Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP (communications); Former Trustee, Mentor Funds and Cash Resource Trust	90	None

Dr. Russell A. Salton, III

DOB: 6/2/1947	Trustee	1984	President/CEO, AccessOne MedCard, Inc.; Former Medical Director, Healthcare Resource Associates, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust	90	None
Michael S. Scofield DOB: 2/20/1943	Trustee	1984	RetiredAttorney, Law Offices of Michael S. Scofield; Director and Chairman, Branded Media Corporation (multi-media branding company); Former Trustee, Mentor Funds and Cash Resource Trust	90	None

Richard J. Shima

DOB: 8/11/1939	Trustee	1993	Independent Consultant; Trustee, Saint Joseph College (CT); Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director, Trust Company of CT; Former Director, Enhance Financial Services, Inc.; Former Director, Old State House Association; Former Trustee, Mentor Funds and Cash Resource Trust	90	None

Interested Trustee:

Richard K. Wagoner, CFA[3] DOB: 12/12/1937	Trustee	1999	Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Trustee, Mentor Funds and Cash Resource Trust	90	None

1       Each Trustee, except Mses. Fulton and Norris, serves until a successor is duly elected or qualified or until his death, resignation,retirement or removal from office. As new Trustees, Ms. Fulton's and Ms. Norris’ initial terms end March 31, 2007 and June 30, 2009, respectively, at which times they may be re-elected by Trustees to serve until a successor is duly elected or qualified or until their death, resignation, retirement or removal from office by the Trustees.

2          Ms. Norris’ information is as of July 1, 2006, the effective date of her trusteeship.

3       Mr. Wagoner is an "interested person" of the Evergreen funds because of his ownership of shares in Wachovia Corporation, the parent to the Evergreen funds' investment advisor.

Trustee Ownership of Evergreen Funds Shares

               Set forth in the table below are the names of the Evergreen funds in which the Trustees are invested. Amounts reflected include amounts received through the Trustees’ Deferred Compensation Plan. The table shows the dollar range of each Trustee’s investment in each Fund and the aggregate dollar range of their investment in the Evergreen funds complex, as of December 31, 2005. Patricia B. Norris became a member of the Board of Trustees as of July 1, 2006. As of the date of her election to the Board of Trustees, Ms. Norris did not have any holdings in the Evergreen funds.

Trustee

	Fund	Dollar Range of Investment in Fund	Aggregate Dollar Range of Investments in Evergreen Funds Complex
Charles A. Austin III	Evergreen Aggressive Growth Fund[1]	$50,001-$100,000	Over $100,000
	Evergreen Core Bond Fund[1]	$10,001-$50,000
	Evergreen Equity Income Fund[1]	$50,001-$100,000
	Evergreen Growth Fund[1]	$50,001-$100,000
	Evergreen Health Care Fund[2]	Over $100,000
	Evergreen International Equity Fund[1]	$10,001-$50,000
	Evergreen Large Cap Value Fund[1]	$10,001-$50,000
	Evergreen Mid Cap Growth Fund[1]	Over $100,000
	Evergreen Money Market Fund	Over $100,000
	Evergreen Omega Fund[2]	$50,001-$100,000
Shirley L. Fulton[3]	Evergreen Asset Allocation Fund[1]	$10,001-$50,000	Over $100,000
	Evergreen Small Cap Value Fund[1]	$10,001-$50,000
	Evergreen Health Care Fund[1]	$10,001-$50,000
	Evergreen Disciplined Value Fund[1]	$10,001-$50,000
	Evergreen International Equity Fund[1]	$10,001-$50,000
K. Dun Gifford[3]	Evergreen Asset Allocation Fund	$10,001-$50,000	Over $100,000
	Evergreen Equity Income Fund	$10,001-$50,000
	Evergreen Emerging Markets Growth Fund	$10,001-$50,000
	Evergreen Global Opportunities Fund	Over $100,000
Dr. Leroy Keith, Jr.	Evergreen Asset Allocation Fund	$1-$10,000	$10,001-$50,000
	Evergreen Income Advantage Fund	$1-$10,000
	Evergreen Limited Duration Fund	$10,001-$50,000
	Evergreen Managed Income Fund	$1-$10,000
	Evergreen Omega Fund	$1-$10,000
	Evergreen Utilities and High Income Fund	$1-$10,000
Gerald M. Mc Donnell[4]	Evergreen Adjustable Rate Fund	$10,001-$50,000	Over $100,000
	Evergreen Asset Allocation Fund[1]	$50,001-$100,000
	Evergreen Balanced Fund[1]	$50,001-$100,000
	Evergreen Emerging Markets Growth Fund	$10,001-$50,000
	Evergreen Equity Income Fund	$10,001-$50,000
	Evergreen Fundamental Large Cap Fund[2]	Over $100,000
	Evergreen Global Large Cap Equity Fund[1]	$10,001-$50,000
	Evergreen Health Care Fund	$10,001-$50,000
	Evergreen Income Advantage Fund	$1-$10,000
	Evergreen Large Cap Value Fund[1]	$50,001-$100,000
	Evergreen Managed Income Fund	$1-$10,000
	Evergreen Money Market Fund[2]	Over $100,000
	Evergreen Omega Fund[1]	$10,001-$50,000
	Evergreen Short Intermediate Bond Fund	$1-$10,000
	Evergreen Strategic Municipal Bond Fund	$10,001-$50,000
	Evergreen Utilities and High Income Fund	$1-$10,000
William Walt Pettit	Evergreen Aggressive Growth Fund	$1-$10,000	Over $100,000
	Evergreen Asset Allocation Fund[1]	$1-$10,000
	Evergreen Emerging Growth Fund[1]	$1-$10,000
	Evergreen Emerging Markets Growth Fund	$1-$10,000
	Evergreen Equity Income Fund[2]	$1-$10,000
	Evergreen Fundamental Large Cap Fund[2]	Over $100,000
	Evergreen Global Large Cap Equity Fund[2]	$1-$10,000
	Evergreen Global Opportunities Fund[1]	Over $100,000
	Evergreen Growth Fund[1]	Over $100,000
	Evergreen Health Care Fund[1]	Over $100,000
	Evergreen International Equity Fund[1]	$1-$10,000
	Evergreen Large Cap Equity Fund[1]	Over $100,000
	Evergreen Large Cap Value Fund[1]	$1-$10,000
	Evergreen Money Market Fund	$10,001-$50,000
	Evergreen Utility and Telecommunications Fund[1]	Over $100,000
David M. Richardson	Evergreen Asset Allocation Fund	$10,001-$50,000	Over $100,000
	Evergreen Managed Income Fund	$50,001-$100,000
	Evergreen Omega Fund	$10,001-$50,000
	Evergreen Special Values Fund	$50,001-$100,000
	Evergreen Utilities and High Income Fund	$10,001-$50,000
Dr. Russell A. Salton, III	Evergreen Asset Allocation Fund[1]	Over $100,000	Over $100,000
	Evergreen Global Opportunities Fund[1]	Over $100,000
	Evergreen Large Cap Value Fund[1]	Over $100,000
Michael S. Scofield	Evergreen Asset Allocation Fund	$10,001-$50,000	Over $100,000
	Evergreen Aggressive Growth Fund	$10,001-$50,000
	Evergreen Balanced Fund[2]	Over $100,000
	Evergreen Core Bond Fund[1]	$50,001-$100,000
	Evergreen Disciplined Value Fund	$10,001-$50,000
	Evergreen Equity Index Fund	$10,001-$50,000
	Evergreen Global Opportunities Fund	$10,001-$50,000
	Evergreen Health Care Fund	$10,001-$50,000
	Evergreen Income Advantage Fund	$1-$10,000
	Evergreen Managed Income Fund	$1-$10,000
	Evergreen Special Equity Fund	$10,001-$50,000
	Evergreen Treasury Money Market Fund	$1-$10,000
	Evergreen Utilities and Telecommunications Fund	$10,001-$50,000
Richard J. Shima	Evergreen Asset Allocation Fund[1]	Over $100,000	Over $100,000
	Evergreen Balanced Fund	$50,001-$100,000
	Evergreen Connecticut Municipal Bond Fund	$50,001-$100,000
	Evergreen Global Large Cap Equity Fund	Over $100,000
	Evergreen Global Opportunities Fund	Over $100,000
	Evergreen Income Advantage Fund	$10,001-$50,000
	Evergreen International Equity Fund	$10,001-$50,000
	Evergreen Large Cap Value Fund[1]	Over $100,000
	Evergreen Managed Income Fund	$10,001-$50,000
	Evergreen Omega Fund	$50,001-$100,000
	Evergreen Utilities and High Income Fund	$10,001-$50,000

Richard K. Wagoner	Evergreen Equity Income Fund	Over $100,000	Over $100,000
	Evergreen Income Advantage Fund	$1-$10,000
	Evergreen Managed Income Fund	$1-$10,000
	Evergreen Mid Cap Growth Fund	$50,001-$100,000
	Evergreen Money Market Fund	$10,001-$50,000
	Evergreen Municipal Money Market Fund	$1-$10,000
	Evergreen Omega Fund	Over $100,000
	Evergreen Special Values Fund	Over $100,000
	Evergreen Utilities and High Income Fund	$1-$10,000

1          Invested through the Trustees’ Deferred Compensation Plan.  The Deferred Compensation Plan allows each Trustee to defer any or all of his or her compensation for serving as Trustee, and to have such compensation invested into a deferral account.  The investment performance of the deferral account is based on the investment performance of the particular Evergreen fund(s) selected by the Trustee.

2          Amount shown includes direct investments as well as investments through the Trustees' Deferred Compensation Plan. Dollar ranges of investments held directly in these funds are as follows: Mr. Austin – Evergreen Health Care Fund, $10,001 - $50,000; Evergreen Omega Fund, $10,001 - $50,000. Mr. McDonnell – Evergreen Fundamental Large Cap Fund, $10,001 - $50,000 and Evergreen Money Market Fund, $1 - $10,000. Mr. Pettit – Evergreen Equity Income Fund, $1 - $10,000; Evergreen Fundamental Large Cap Fund, $10,001 - $50,000; Evergreen Global Large Cap Equity Fund, $1 - $10,000. Mr. Scofield – Evergreen Balanced Fund, $10,001-$50,000.

3       Information for Ms. Fulton and Mr. Gifford has been updated to reflect holdings as of July 26, 2006.

4       In addition to the amounts shown in the table, Mr. McDonnell has $10,001-$50,000 invested in a 529 Education Savings Plan which may from time to time invest in certain of the Evergreen funds.

Set forth below are the principal officers of each of the fourteen Evergreen Trusts.

Name, Address and Date of Birth	Position with Trust	Principal Occupation for Last Five Years
Dennis H. Ferro 401 S. Tryon Charlotte, NC 28288 DOB: 6/20/1945	President since 2003	President and Chief Executive Officer, Evergreen Investment Company, Inc. and Executive Vice President, Wachovia Bank, N.A.; former Chief Investment Officer, Evergreen Investment Company, Inc.
Kasey Phillips 200 Berkeley Street Boston, MA 02116 DOB: 12/12/1970	Treasurer since 2005[1]	Senior Vice President, Evergreen Investment Services, Inc.; Former Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice President, Evergreen Investment Services, Inc.
Jeremy DePalma 200 Berkeley Street Boston, MA 02116 DOB: 2/5/1974	Treasurer since 2005[1]	Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice President, Evergreen Investment Services, Inc.
Michael H. Koonce 200 Berkeley Street Boston, MA 02116 DOB: 4/20/1960	Secretary since 2000	Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Senior Vice President and Assistant General Counsel, Wachovia Corporation
James Angelos 200 Berkeley Street Boston, MA 02116 DOB: 9/2/1947	Chief Compliance Officer since 2004	Chief Compliance Officer, Evergreen Funds and Senior Vice President of Evergreen Investments Co, Inc; Former Director of Compliance, Evergreen Investment Services, Inc.

1          Kasey Phillips is the Treasurer for Evergreen Fixed Income Trust, Evergreen International Trust, Evergreen Municipal Trust, Evergreen Select Fixed Income Trust, Evergreen Income Advantage Fund, Evergreen Managed Income Fund, Evergreen Utilities and High Income Fund and Evergreen International Balanced Income Fund.  Jeremy DePalma is the Treasurer to Asset Allocation Trust, Evergreen Equity Trust, Evergreen Money Market Trust, Evergreen Select Equity Trust, Evergreen Select Money Market Trust and Evergreen Variable Annuity Trust.

Officers and certain Trustees of the Funds may be affiliated persons of the Funds and an affiliated person of EIMC or EIS by virtue of their positions as an officer or employee of EIMC or EIS.

POLICY FOR DISSEMINATION OF PORTFOLIO HOLDINGS

            A complete listing of portfolio holdings for every Fund as of the calendar quarter end will be available to the public approximately 15 calendar days after the calendar quarter end. Such listing to be posted to EvergreenInvestments.com as soon after the 15 days as possible. In addition, certain Funds (such as Evergreen money market funds) may make available to the public a complete list of holdings as of month end, posted to EvergreenInvestments.com within approximately 15 calendar days after the month end.  Once released to the web, there are no restrictions on providing the data to any shareholder or external party.

            Except as described below, no other dissemination of portfolio holdings is allowed to any shareholder, potential shareholder or party external to Evergreen except those disclosed below and disseminations (i) required by law,(ii) to affiliated or unaffiliated service providers (including the investment advisor, custodian, transfer agent, principal underwriter, etc.) that have a legal or contractual duty to keep such information confidential, (iii) to other persons who owe a fiduciary or other duty of trust or confidence to the Fund (such as the Fund's legal counsel and independent registered public accounting firm), or (iv) to institutional investment consultants or mutual fund analytical firms and, in such cases, only where there are signed confidentiality agreements in place.Institutional investment consultants are those organizations who utilize fund holdings data and characteristics such as beta, P/E ratio, etc. to screen investment vehicles for their large, institutional clients.  These consultants typically compare the Funds against other investment firms’ products to see which is most suitable for the clients.  In presentations to clients, these consultants will sometimes provide data regarding the Funds and how they compared to products of other investment advisors.  The confidentiality agreements applicable to these situations preclude these firms from providing any client with holdings data until the 15th calendar day after quarter end when the data is available to the public.

            This policy applies to affiliates of Evergreen such as Wachovia Trust and Wachovia Securities.  Officers of the Funds may authorize disclosure of the Fund’s portfolio securities in accordance with this policy.  The Fund’s Board reviewed this policy and has designated a chief compliance officer to be responsible for monitoring compliance with the policy.  The chief compliance officer reports directly to the Board.

               As of the date of this SAI, the Funds had ongoing arrangements with the following recipients to make available non-public portfolio holdings information relating to the Funds:

Recipient	Purpose	Timing
State Street Bank and Trust Company	Funds’ custodian	Daily
KPMG LLP	Funds’ independent registered public accounting firm	As necessary in connection with financial statements and SEC filings
EIS	Funds’ administrator	Daily
ESC	Funds’ transfer agent	Quarterly
EIMC	Funds’ investment advisor	Daily
Moody's Investor Services, Inc.	Provides rating services for the Funds	Weekly
Capital Access International	Analytical	Monthly
Lipper	Analytical	Monthly
Northern Trust Company	Analytical	Monthly
Thomson Financial, Inc.	Analytical	Monthly
Wachovia Fiduciary Compliance	Compliance Filings	Quarterly

               Once portfolio holdings information is made public, there are no restrictions on providing the data to any shareholder or other party.

CORPORATE AND MUNICIPAL BOND RATINGS

The Fund relies onratings provided by independent rating services to help determine the credit quality of bonds and other obligations the Fund intends to purchase or already owns.  A rating is an opinion of an issuer’s ability to pay interest and/or principal when due.  Ratings reflect an issuer’s overall financial strength and whether it can meet its financial commitments under various economic conditions.

If a security held by the Fund loses its rating or has its rating reduced after the Fund has purchased it, the Fund is not required to sell or otherwise dispose of the security, but may consider doing so.

The principal rating services, commonly used by the Fund and investors generally, are S&P and Moody’s.  The Fund may also rely on ratings provided by Fitch.  Rating systems are similar among the different services.  As an example, the chart below compares basic ratings for long-term bonds.  The “Credit Quality” terms in the chart are for quick reference only.  Following the chart are the specific definitions each service provides for its ratings.

COMPARISON OF LONG-TERM BOND RATINGS

MOODY’S	S&P	FITCH	Credit Quality
Aaa	AAA	AAA	Excellent Quality (lowest risk) *
Aa	AA	AA	Almost Excellent Quality (very low risk) *
A	A	A	Good Quality (low risk) *
Baa	BBB	BBB	Satisfactory Quality (some risk) *
Ba	BB	BB	Questionable Quality (definite risk) **
B	B	B	Low Quality (high risk) **
Caa/Ca/C	CCC/CC/C	CCC/CC/C	In or Near Default **
	D	DDD/DD/D	In Default **

* Consider investment grade.

** Considered below investment grade.

CORPORATE BONDS

LONG-TERM RATINGS

Moody’s Corporate Long-Term Bond Ratings

Aaa  Bonds which are rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edged.”  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AaBonds which are rated Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A  Bonds which are ratedA possess many favorable investment attributes and are to be considered as upper-medium-grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa  Bonds which are ratedBaa are considered as medium-grade obligations (i.e. they are neither highly protected nor poorly secured).  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba  Bonds which are rated Baare judged to have speculative elements; their future cannot be considered as well-assured.  Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B  Bonds which are ratedBgenerally lack characteristics of the desirable investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa  Bonds which are ratedCaa are of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca  Bonds which are rated Ca represent obligations which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

C  Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers,1, 2and 3in each generic rating classification from Aato Caa.   The modifier 1indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range raking and the modifier 3indicates that the company ranks in the lower end of its generic rating category.

S&P  Corporate Long-Term Bond Ratings

AAA  An obligation rated AAA has the highest rating assigned by S&P.  The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA  An obligation rated AA differs from the highest-rated obligations only in small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A   An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB  An obligation rated BBB exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C:As described below, obligations rated  BB, B, CCC, CC,and Care regarded as having significant speculative characteristics.  BBindicates the least degree of speculation and Cthe highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB  An obligation rated BB is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B  An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet it financial commitment on the obligation.

CCC  An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC  An obligation rated CC is currently highly vulnerable to nonpayment.

C  The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D  The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred--and not where a default is only expected.  S&P changes ratings to D either:

On the day an interest and/or principal payment is due and is not paid.  An exception is made if there is a grace period and S&P believes that a payment will be made, in which case the rating can be maintained; or

Upon voluntary bankruptcy filing or similar action.  An exception is made if S&P expects that debt service payments will continue to be made on a specific issue.  In the absence of a payment default or bankruptcy filing, a technical default (i.e., covenant violation) is not sufficient for assigning aD rating.

Plus (+) or minus (-)  The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Fitch Corporate Long-Term Bond Ratings

Investment Grade

AAA  Highest credit quality.   AAA ratings denote the lowest expectation of credit risk.  They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA  Very high credit quality.  AA ratings denote a very low expectation of credit risk.  They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A  High credit quality.  A ratings denote a lower expectation of credit risk.  The capacity for timely payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB  Good credit quality.  BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.  This is the lowest investment-grade category.

Speculative Grade

BB  Speculative.  BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met.  Securities rated in this category are not investment grade.

B  Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains.  Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C         High default risk.  Default is a real possibility.  Capacity for meeting financial commitment is solely reliant upon sustained, favorable business or economic developments.  A CC rating indicates that default of some kind appears probable.  C ratings signal imminent default.

DDD, DD, D         Default.  The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines.  ‘DDD’ obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest.  “DD” indicates potential recoveries in the range of 50%-90% and ‘D’ the lowest recovery potential, i.e., below 50%.

Entities rated in this categoryhave defaulted on some or all of their obligations. Entities rated ‘DDD’ have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated ‘DD’ and ‘D’ are generally undergoing a formal reorganization or liquidation process; those rated ‘DD’ are likely to satisfy a higher portion of their outstanding obligations, while entities rated ‘D’ have a poor prospect of repaying all obligations.

+ or -may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to the AAA rating category or to categories below CCC or to short-term ratings (as discussed below) other than F1.

CORPORATE SHORT-TERM RATINGS

Moody’s Corporate Short-Term Issuer Ratings

Prime-1  Issuers ratedPrime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.  Prime-1 repayment ability will often be evidenced by many of the following characteristics.

--  Leading market positions in well-established industries.

--  High rates of return on funds employed.

--  Conservative capitalization structure with moderate reliance on debt and ample asset protection.

--  Broad margins in earnings coverage of fixed financial changes and high internal cash generation.

--  Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2  Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.  This will normally be evidenced by many of the characteristics cited above but to a lesser degree.  Earnings trends and coverage ratios, while sound, may be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternate liquidity is maintained.

Prime-3  Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations.  The effect of industry characteristics and market compositions may be more pronounced.  Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.  Adequate alternate liquidity is maintained.

Not PrimeIssuers rated Not Prime do not fall within any of the Prime rating categories.

S&P Corporate Short-Term Obligation Ratings

A-1A short-term obligation rated A-1 is rated in the highest category by S&P.  The obligor’s capacity to meet its financial commitment on the obligation is strong.  Within this category certain obligations are designated with a plus sign (+).  This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3A short-term obligation rated A-3 exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B  A short-term obligation rated B is regarded as having significant speculative characteristics.  The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C  A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

DTheD rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred--and not where a default is only expected.  S&P changes ratings toD either:

On the day an interest and/or principal payment is due and is not paid.  An exception is made if there is a grace period and S&P believes that a payment will be made, in which case the rating can be maintained; or

Upon voluntary bankruptcy filing or similar action, An exception is made if S&P expects that debt service payments will continue to be made on a specific issue.  In the absence of a payment default or bankruptcy filing, a technical default (i.e., covenant violation) is not sufficient for assigning aD rating.

Fitch Corporate Short-Term Obligation Ratings

F1  Highest credit quality.  Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2  Good credit quality.  A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3  Fair credit quality.  The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B  Speculative.  Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C  High default risk.  Default is a real possibility.  Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D  Default. Denotes actual or imminent payment default.

MUNICIPAL BONDS

LONG-TERM RATINGS

Moody’s Municipal Long-Term Bond Ratings

Aaa  Bonds rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edged.”  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa  Bonds rated Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A  Bonds ratedA possess many favorable investment attributes and are to be considered as upper-medium grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa  Bonds ratedBaa are considered as medium-grade obligations i.e., they are neither highly protected nor poorly secured.  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba  Bonds rated Baare judged to have speculative elements; their future cannot be considered as well-assured.  Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B  Bonds ratedBgenerally lack characteristics of the desirable investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa  Bonds ratedCaa are of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca  Bonds rated Ca represent obligations which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

C  Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers1, 2and 3in each generic rating classification from Aato B.  The modifier 1indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range raking and the modifier 3indicates that the company ranks in the lower end of its generic rating category.

S&P Municipal Long-Term Bond Ratings

AAA  An obligation rated AAA has the highest rating assigned by S&P.  The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA  An obligation rated AA differs from the highest-rated obligations only in small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A   An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB  An obligation rated BBB exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C:As described below, obligations rated  BB, B, CCC, CCand Care regarded as having significant speculative characteristics.   BBindicates the least degree of speculation and Cthe highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB  An obligation rated BB is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B  An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet it financial commitment on the obligation.

CCC  An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC  An obligation rated CC is currently highly vulnerable to nonpayment.

C  The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D  An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-)  The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Fitch Municipal Long-Term Bond Ratings

Investment Grade

AAA  Highest credit quality.   AAA ratings denote the lowest expectation of credit risk.  They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA  Very high credit quality.  AA ratings denote a very low expectation of credit risk.  They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A  High credit quality.  A ratings denote a lower expectation of credit risk.  The capacity for timely payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB  Good credit quality.  BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.  This is the lowest investment-grade category.

Speculative Grade

BB  Speculative.  BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met.  Securities rated in this category are not investment grade.

B  Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains.  Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C  High default risk.  Default is a real possibility.  Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.  A CC rating indicates that default of some kind appears probable.  C ratings signal imminent default.

DDD, DD, D  Default.  The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor.  While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines.  DDD obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest.  DD indicates potential recoveries in the range of 50%-90% and D the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some of all of their obligations.  Entities rated DDD have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process.  Entities rated DD and D are generally undergoing a formal reorganization or liquidation process: those rated DD are likely to satisfy a higher portion of their outstanding obligations, while entities rated D have a poor prospect of repaying all obligations.

+ or -may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to the AAA rating category or to categories below CCC or to short-term ratings (as discussed below) other than F1.

SHORT-TERM MUNICIPAL RATINGS

Moody’s Municipal Short-Term Issuer Ratings

Prime-1  Issuers ratedPrime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.  Prime-1 repayment ability will often be evidence by many of the following characteristics.

--  Leading market positions in well-established industries.

--  High rates of return on funds employed.

--  Conservative capitalization structure with moderate reliance on debt and ample asset protection.

--  Broad margins in earnings coverage of fixed financial changes and high internal cash generation.

--  Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2   Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.  This will normally be evidenced by many of the characteristics cited above but to a lesser degree.  Earnings trends and coverage ratios, while sound, may be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternate liquidity is maintained.

Prime-3   Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations.  The effect of industry characteristics and market compositions may be more pronounced.  Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.  Adequate alternate liquidity is maintained.

Not PrimeIssuers rated Not Prime do not fall within any of the Prime rating categories.

Moody’s Municipal Short-Term Loan Ratings

MIG 1  This designation denotes best quality.  There is strong protection by established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2  This designation denotes high quality.  Margins of protection are ample although not so large as in the preceding group.

MIG 3  This designation denotes favorable quality.  Liquidity and cash-flow protection may be narrow and market access for refinancing is likely to be less well established.

SG  This designation denotes speculative quality.  Debt instruments in this category may lack margins of protection.

S&P Commercial Paper Ratings

A-1  This designation indicates that the degree of safety regarding timely payment is strong.  Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2  Capacity for timely payment on issues with this designation is satisfactory.  However, the relative degree of safety is not as high as for issues designated A-1.

A-3  Issues carrying this designation have an adequate capacity for timely payment.  They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B  Issues rated B are regarded as having only speculative capacity for timely payment.

C  This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D  Debt rated D is in payment default.  The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

S&P Municipal Short-Term Obligation Ratings

SP-1  Strong capacity to pay principal and interest.  An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2  Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3  Speculative capacity to pay principal and interest.

Fitch Municipal Short-Term Obligation Ratings

F1  Highest credit quality.  Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2  Good credit quality.  A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3  Fair credit quality.  The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B  Speculative.  Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C  High default risk.  Default is a real possibility.  Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D  Default. Denotes actual or imminent payment default.

ADDITIONAL INFORMATION

               Except as otherwise stated in its prospectus or required by law, the Fund reserves the right to change the terms of the offer stated in its prospectus without shareholder approval, including the right to impose or change fees for services provided.

               No dealer, salesman or other person is authorized to give any information or to make any representation not contained in the Fund's prospectus, SAI or in supplemental sales literature issued by the Fund or EIS, and no person is entitled to rely on any information or representation not contained therein.

               The Fund's prospectus and SAI omit certain information contained in the Trust's registration statement, which you may obtain for a fee from the SEC in Washington, D.C.

Appendix A

Evergreen Investment Management Company, LLC

Proxy Voting Policy and Procedures

June 10, 2006

Statement of Principles

Evergreen Investment Management Company (Evergreen) recognizes it has a fiduciary duty to vote proxies on behalf of clients who have delegated such responsibility to Evergreen, and that in all cases proxies should be voted in a manner reasonably believed to be in the clients' best interest.

Proxy Voting Records

A copy of the proxy voting records indicating how the Evergreen funds voted proxies relating to portfolio securities during the twelve-month period ended June 30, 2005 may be obtained, without charge, by visiting our website at EvergreenInvestments.com or the SEC’s website at http://www.sec.gov.

Corporate Governance Committee

Evergreen has established a corporate governance committee (Committee) which is a sub-committee of Evergreen's Investment Policy Committee. The Committee is responsible for approving Evergreen's proxy voting policies, procedures and guidelines, for overseeing the proxy voting process, and for reviewing proxy voting on a regular basis. The Committee will meet quarterly to review reports of all proxies voted for the prior period and to conduct other business as required.

Share Blocking

EIMCO does not vote global proxies, with share blocking restrictions, requiring shares to be prohibited from sale.

Conflicts of Interest

Evergreen recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of its clients. Such circumstances may include, but are not limited to, situations where Evergreen or one or more of its affiliates has a client or customer relationship with the issuer of the security that is the subject of the proxy vote.

In most cases, structural and informational barriers within Evergreen and Wachovia Corporation will prevent Evergreen from becoming aware of the relationship giving rise to the potential conflict of interest. In such circumstances, Evergreen will vote the proxy according to its standard guidelines and procedures described above.

If persons involved in proxy voting on behalf of Evergreen become aware of a potential conflict of interest, the Committee shall consult with Evergreen's Legal Department and consider whether to implement special procedures with respect to the voting of that proxy, including whether an independent third party should be retained to vote the proxy.

Concise Domestic Proxy Voting Guidelines

The following is a concise summary of the Evergreen Investments Management Company LLC proxy voting policy guidelines for 2006.

1. Auditors

Ratifying Auditors

Vote FOR proposals to ratify auditors, unless:

  An auditor has a financial interest in or association with the company, and is therefore not independent;
  There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position; or
  Fees for non-audit services are excessive.

2. Board of Directors

Voting on Director Nominees in Uncontested Elections

Vote CASE-BY-CASE on director nominees, examining, but not limited to, the following factors:

  Composition of the board and key board committees;
  Attendance at board and committee meetings;
  Corporate governance provisions and takeover activity;
  Disclosures under Section 404 of the Sarbanes-Oxley Act;
  Long-term company performance relative to a market and peer index;
  Extent of the director’s investment in the company;
  Existence of related party transactions;
  Whether the chairman is also serving as CEO;
  Whether a retired CEO sits on the board;
  Number of outside boards at which a director serves.

WITHHOLD from individual directors who:

  Attend less than 75 percent of the board and committee meetings without a valid excuse (such as illness, service to the nation, work on behalf of the company);
  Sit on more than six public company boards;
  Are CEOs of public companies who sit on the boards of more than two public companies besides their own (withhold only at their outside boards).

WITHHOLD from the entire board (except for new nominees, who should be considered on a CASE-BY-CASE basis) if:

  The company’s poison pill has a dead-hand or modified dead-hand feature. Withhold every year until this feature is removed;
  The board adopts or renews a poison pill without shareholder approval since the beginning of 2005, does not commit to putting it to shareholder vote within 12 months of adoption or reneges on a commitment to put the pill to a vote and has not yet been withheld from for this issue;
  The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year;
  The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years;
  The board failed to act on takeover offers where the majority of the shareholders tendered their shares;
  At the previous board election, any director received more than 50 percent withhold votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold rate;
  A Russell 3000 company underperformed its industry group (GICS group). The test will consist of the bottom performers within each industry group (GICS) based on a weighted average TSR. The weightings are as follows: 20 percent weight on 1-year TSR; 30 percent weight on 3-year TSR; and 50 percent weight on 5-year TSR. Company’s response to performance issues will be considered before withholding.

WITHHOLD from inside directors and affiliated outside directors when:

  The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;
  The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;
  The full board is less than majority independent.

WITHHOLD from the members of the Audit Committee if:

  The non-audit fees paid to the auditor are excessive;
  A material weakness identified in the Section 404 disclosures rises to a level of serious concern; there are chronic internal control issues and an absence of established effective control mechanisms.

WITHHOLD from the members of the Compensation Committee if:

  There is a negative correlation between chief executive pay and company performance;
  The company fails to submit one-time transfers of stock options to a shareholder vote;
  The company fails to fulfill the terms of a burn rate commitment they made to shareholders;
  The company has poor compensation practices.

WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.

Independent Chair (Separate Chair/CEO)

Generally vote FOR shareholder proposals requiring the position of chair be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:

  Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.);
  Two-thirds independent board;
  All-independent key committees;
  Established governance guidelines;
  The company does not under-perform its peers.

Majority Vote Shareholder Proposals

Generally vote FOR reasonably crafted shareholders proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company’s bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections). Consider voting AGAINST the shareholder proposal if the company has adopted a formal corporate governance policy that present a meaningful alternative to the majority voting standard and provide an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

At a minimum, a company’s policy should articulate the following elements to adequately address each director nominee who fails to receive an affirmative of majority of votes cast in an election:

  Established guidelines disclosed annually in the proxy statement concerning the process to follow for nominees who receive majority withhold votes;
  The policy needs to outline a clear and reasonable timetable for all decision-making regarding the nominee’s status;
  The policy needs to specify that the process of determining the nominee’s status will be managed by independent directors and must exclude the nominee in question;
  An outline of a range of remedies (for example, acceptance of the resignation, maintaining the director but curing the underlying causes of the withheld votes, etc.);
  The final decision on the nominee’s status should be promptly disclosed via an SEC filing. The policy needs to include the timeframe for disclosure and require a full explanation of how the decision was reached.

In addition, the company should articulate to shareholders why its policy is the best structure for demonstrating accountability to shareholders.

3. Proxy Contests

Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

  Long-term financial performance of the target company relative to its industry;
  Management’s track record;
  Background to the proxy contest;
  Qualifications of director nominees (both slates);
  Strategic plan of dissident slate and quality of critique against management;
  Likelihood that the proposed goals and objectives can be achieved (both slates);
  Stock ownership positions.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

4. Takeover Defenses

Poison Pills

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

  Shareholders have approved the adoption of the plan; or
  The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e. the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within twelve months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within twelve months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

  No lower than a 20 percent trigger, flip-in or flip-over;
  A term of no more than three years;
  No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;
  Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

5. Mergers and Corporate Restructurings

For mergers and acquisitions, evaluate the proposed transaction based on these factors:

  Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable?
  Market reaction - How has the market responded to the proposed deal?
  Strategic rationale - Does the deal make sense strategically? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable.
  Negotiations and process - Were the terms of the transaction negotiated at arm's length? Was the process fair and equitable?
  Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests.
  Governance - Will the combined company have a better or worse governance profile than the parties to the transaction?

6. State of Incorporation

Reincorporation Proposals

Vote CASE-BY-CASE on proposals to change a company's state of incorporation, taking into consideration both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, comparative economic benefits, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

7. Capital Structure

Common Stock Authorization

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance. Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being de-listed or if a company's ability to continue to operate as a going concern is uncertain. In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, vote FOR the increase based on the company's performance and whether the company’s ongoing use of shares has shown prudence.

Issue Stock for Use with Rights Plan

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

Preferred Stock

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock). Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote FOR proposals to create "de-clawed" blank check preferred stock (stock that cannot be used as a takeover defense). Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

8. Executive and Director Compensation

Equity Compensation Plans

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the plan if:

  The total cost of the company’s equity plans is unreasonable;
  The plan expressly permits the repricing of stock options without prior shareholder approval;
  There is a disconnect between CEO pay and the company’s performance;
  The company’s three year burn rate exceeds the greater of 2 percent and the mean plus 1 standard deviation of its industry group; or
  The plan is a vehicle for poor pay practices.

Director Compensation

Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company’s allowable cap. Vote for the plan if ALL of the following qualitative factors in the board’s compensation plan are met and disclosed in the proxy statement:

  Stock ownership guidelines with a minimum of three times the annual cash retainer.
  Vesting schedule or mandatory holding/deferral period:

  A minimum vesting of three years for stock options or restricted stock; or
  Deferred stock payable at the end of a three-year deferral period.
  A balanced mix between cash and equity. If the mix is heavier on equity, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.
  No retirement/benefits and perquisites for non-employee directors; and
  A table with a detailed disclosure of the cash and equity compensation for each non-employee director for the most recent fiscal year.

Disclosure of CEO Compensation-Tally Sheet

Companies should provide better and more transparent disclosure related to CEO pay. Consider withhold votes in the future from the compensation committee and voting against equity plans if compensation disclosure is not improved and a tally sheet is not provided.

Employee Stock Purchase Plans--Qualified Plans

Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR plans if:

  Purchase price is at least 85 percent of fair market value;
  Offering period is 27 months or less; and
  The number of shares allocated to the plan is ten percent or less of the outstanding shares.

Employee Stock Purchase Plans--Non-Qualified Plans

Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR plans with:

  Broad-based participation (i.e., all employees with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);
  Limits on employee contribution (a fixed dollar amount or a percentage of base salary);
  Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;
  No discount on the stock price on the date of purchase since there is a company matching contribution.

Option Exchange Programs/Re-pricing Options

Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration historic trading patterns, rationale for the re-pricing, value-for-value exchange treatment of surrendered options, option vesting, term of the option, exercise price and participation. Vote FOR shareholder proposals to put option re-pricing to a shareholder vote.

Severance Agreements for Executives/Golden Parachutes

Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include:

  A trigger beyond the control of management;
  The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs;
  Change-in-control payments should be double-triggered, i.e., (1) after a change in the company’s ownership structure has taken place, and (2) termination of the executive as a result of the change in control.

9. Corporate Responsibility

Animal Rights

Generally vote AGAINST proposals to phase out the use of animals in product testing unless:

  The company is conducting animal testing programs that are unnecessary or not required by regulation;
  The company is conducting animal testing when suitable alternatives are accepted and used at peer firms;
  There is a disconnect between CEO pay and the company’s performance;
  The company has been the subject of recent, significant controversy related to its testing programs.

Generally vote FOR proposals seeking a report on the company’s animal welfare standards.

Drug Pricing and Re-importation

Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing. Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:

  The existing level of disclosure on pricing policies;
  Deviation from established industry pricing norms;
  The company’s existing initiatives to provide its products to needy consumers;
  Whether the proposal focuses on specific products or geographic regions.

Generally vote FOR proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug re-importation unless such information is already publicly disclosed. Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug re-importation.

Genetically Modified Foods

Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Tobacco

Most tobacco-related proposals (such as on second-hand smoke, advertising to youth and spin-offs of tobacco-related business) should be evaluated on a CASE-BY-CASE basis.

Toxic Chemicals

Generally vote FOR resolutions requesting that a company discloses its policies related to toxic chemicals. Vote CASE-BY-CASE on resolutions requesting that companies evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals. Generally vote AGAINST resolutions requiring that a company reformulate its products within a certain timeframe unless such actions are required by law in specific markets.

Arctic National Wildlife Refuge

Generally vote AGAINST request for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless:

  New legislation is adopted allowing development and drilling in the ANWR region;
  The company intends to pursue operations in the ANWR; and
  The company has not disclosed an environmental risk report for its ANWR operations.

Concentrated Area Feeding Operations (CAFOs)

Vote FOR resolutions requesting that companies report to shareholders on the risks and liabilities associated with CAFOs unless:

  The company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring; or
  The company does not directly source from CAFOs.

Global Warming and Kyoto Protocol Compliance

Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company’s line of business. Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.

Generally vote FOR resolutions requesting that companies outline their preparations to comply with standards established by Kyoto Protocol signatory markets unless:

  The company does not maintain operations in Kyoto signatory markets;
  The company already evaluates and substantially discloses such information; or,
  Greenhouse gas emissions do not significantly impact the company’s core businesses.

Political Contributions

Vote CASE-BY-CASE on proposals to improve the disclosure of a company's political contributions considering: any recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and the public availability of a policy on political contributions. Vote AGAINST proposals barring the company from making political contributions.

Link Executive Compensation to Social Performance

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities.

Outsourcing/Offshoring

Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering: the risks associated with certain international markets; the utility of such a report; and the existence of a publicly available code of corporate conduct that applies to international operations.

Human Rights Reports

Vote CASE-BY-CASE on requests for reports detailing the company’s operations in a particular country and on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring.

10. Mutual Fund Proxies

Election of Directors

Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

Converting Closed-end Fund to Open-end Fund

Vote CASE-BY-CASE on conversion proposals, considering the following factors:

  Past performance as a closed-end fund;
  Market in which the fund invests;
  Measures taken by the board to address the discount; and
  Past shareholder activism, board activity, and votes on related proposals.

Establish Director Ownership Requirement

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Reimburse Shareholder for Expenses Incurred

Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the solicitation expenses.

Terminate the Investment Advisor

Vote CASE-BY-CASE on proposals to terminate the investment advisor, considering the following factors:

  Performance of the fund’s net asset value;
  The fund’s history of shareholder relations;
  The performance of other funds under the advisor’s management.

Concise Global Proxy Voting Guidelines

Following is a concise summary of general policies for voting global proxies. In addition, country- and market-specific policies, which are not captured below.

Financial Results/Director and Auditor Reports

Vote FOR approval of financial statements and director and auditor reports, unless:

  there are concerns about the accounts presented or audit procedures used; or
  the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Compensation

Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:

  there are serious concerns about the accounts presented or the audit procedures used;
  the auditors are being changed without explanation; or
  nonaudit-related fees are substantial or are routinely in excess of standard annual audit fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

ABSTAIN if a company changes its auditor and fails to provide shareholders with an explanation for the change.

Appointment of Internal Statutory Auditors

Vote FOR the appointment or reelection of statutory auditors, unless:

  there are serious concerns about the statutory reports presented or the audit procedures used;
  questions exist concerning any of the statutory auditors being appointed; or
  the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income

Vote FOR approval of the allocation of income, unless:

  the dividend payout ratio has been consistently below 30 percent without adequate explanation; or
  the payout is excessive given the company's financial position.

Stock (Scrip) Dividend Alternative

Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association

Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term

Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Transact Other Business

Vote AGAINST other business when it appears as a voting item.

Director Elections

Vote FOR management nominees in the election of directors, unless:

  Adequate disclosure has not been met in a timely fashion;
  There are clear concerns over questionable finances or restatements;
  There have been questionable transactions with conflicts of interest;
  There are any records of abuses against minority shareholder interests; and
  The board fails to meet minimum corporate governance standards.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.

Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).

Vote AGAINST labor representatives if they sit on either the audit or compensation committee, as they are not required to be on those committees.

Director Compensation

Vote FOR proposals to award cash fees to nonexecutive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote nonexecutive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both nonexecutive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for nonexecutive directors.

Discharge of Board and Management

Vote FOR discharge of the board and management, unless:

  there are serious questions about actions of the board or management for the year in question; or
  legal action is being taken against the board by other shareholders.

Vote AGAINST proposals to remove approval of discharge of board and management from the agenda.

Director, Officer, and Auditor Indemnification and Liability Provisions

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.

Board Structure

Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

Share Issuance Requests

General Issuances:

Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances:

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital

Vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

  the specific purpose of the increase (such as a share-based acquisition or merger) does not meet established guidelines for the purpose being proposed; or
  the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances (and less than 25 percent for companies in Japan).

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Capital Structures

Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.

Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional supervoting shares.

Preferred Stock

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets established guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests

Vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets established guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt

Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

Increase in Borrowing Powers

Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans:

Vote FOR share repurchase plans, unless:

  clear evidence of past abuse of the authority is available; or
  the plan contains no safeguards against selective buybacks.

Reissuance of Shares Repurchased:

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase In Par Value:

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

Reorganizations/Restructurings:

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions:

Vote FOR mergers and acquisitions, unless:

  the impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group; or
  the company's structure following the acquisition or merger does not reflect good corporate governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

ABSTAIN if there is insufficient information available to make an informed voting decision.

Mandatory Takeover Bid Waivers:

Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

Reincorporation Proposals:

Vote reincorporation proposals on a CASE-BY-CASE basis.

Expansion of Business Activities:

Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions:

Vote related-party transactions on a CASE-BY-CASE basis.

Compensation Plans:

Vote compensation plans on a CASE-BY-CASE basis.

Antitakeover Mechanisms:

Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals:

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

SUPPLEMENT TO THE PROSPECTUSES AND

STATEMENTS OF ADDITIONAL INFORMATION

OF

EVERGREEN BALANCED FUNDS
EVERGREEN DOMESTIC EQUITY FUNDS II
EVERGREEN EQUITY INDEX FUNDS
EVERGREEN ENVISION FUNDS
EVERGREEN GLOBAL AND INTERNATIONAL FUNDS
EVERGREEN INTERMEDIATE AND LONG TERM BOND FUNDS
EVERGREEN MONEY MARKET FUNDS
EVERGREEN SECTOR FUNDS
EVERGREEN SOUTHERN STATE MUNICIPAL BOND FUNDS
EVERGREEN STATE MUNICIPAL BOND FUNDS
EVERGREEN VARIABLE ANNUITY TRUST

(each, a “Fund”; together, the “Funds”)

I.              Effective April 1, 2007, the footnote to the Shareholder Fees table in the section entitled “FEES AND EXPENSES” in the Funds’ prospectuses is revised as follows:

Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a contingent deferred sales charge of 1.00% upon redemption within 18 months.

The paragraph immediately following the Class A sales charge table in the section entitled “HOW TO CHOOSE THE SHARE CLASS THAT BEST SUITS YOU” in the Funds’ prospectuses is revised to reflect the change in the Class A share holding period to 18 months.

                In addition, the applicable disclosure in the Funds’ Prospectuses and Statements of Additional Information is amended to reflect the changes in the holding periods described above.

II.            Effective immediately, the minimum initial purchase amount of $1,000 noted in the Minimum Investments table in the section entitled “SHAREHOLDER TRANSACTIONS” in the Funds’ prospectuses is not applicable to participants in a wrap account.

December 18, 2006	578242 (12/06)

STATEMENT OF ADDITIONAL INFORMATION FOR EVERGREEN CALIFORNIA MUNICIPAL BOND FUND

September 30, 2006, as supplemented

SUPPLEMENT TO THE STATEMENTS OF ADDITIONAL INFORMATION

OF

EVERGREEN BALANCED FUNDS
EVERGREEN DOMESTIC EQUITY FUNDS I
EVERGREEN DOMESTIC EQUITY FUNDS II
EVERGREEN EQUITY INDEX FUNDS
EVERGREEN ENVISION FUNDS
EVERGREEN GLOBAL AND INTERNATIONAL FUNDS
EVERGREEN INSTITUTIONAL MONEY MARKET FUNDS
EVERGREEN INTERMEDIATE AND LONG TERM BOND FUNDS
EVERGREEN MONEY MARKET FUNDS
EVERGREEN NATIONAL MUNICIPAL BOND FUNDS
EVERGREEN SECTOR FUNDS
EVERGREEN SHORT AND INTERMEDIATE TERM BOND FUNDS
EVERGREEN SOUTHERN STATE MUNICIPAL BOND FUNDS
EVERGREEN STATE MUNICIPAL BOND FUNDS
EVERGREEN VARIABLE ANNUITY TRUST

            Effective November 20, 2006, the paragraph describing the 12b-1 Committee under “Management of the Trust” is replaced with the following:

            The Trust has a 12b-1 Committee (formerly the Distribution and Shareholder Service Committee) which consists of William W. Pettit and the Chairman of the Committee, Dr. Leroy Keith. The 12b-1 Committee oversees and assists Trustee oversight of: the means by which shares of the Evergreen funds are distributed; expenditures by the Funds’ distributor of amounts paid under the Funds’ Rule 12b-1 plans; the nature and quality of services provided by the Funds’ transfer agent; and the overall level of servicing provided to shareholders in the Funds.   For each Fund’s most recent fiscal year end, the 12b-1 Committee held four committee meetings.

There are currently eleven Trustees of the Evergreen Funds; Shirley L. Fulton served as a Trustee through November 20, 2006.  The Trustees table and accompanying footnotes under “Management of the Trust” are replaced with the following:

Independent Trustees:

Name and Date of Birth	Position with Trust	Beginning Year of Term of Office[1]	Principal Occupations for Last Five Years	Number of Portfolios Overseen in Evergreen Funds Complex as of 12/31/2005	Other Directorships held outside of Evergreen Funds Complex
Charles A. Austin III DOB: 10/23/1934	Trustee	1991	Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The Francis Ouimet Society (scholarship program); Former Trustee, Mentor Funds and Cash Resource Trust; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice)	90	None
K. Dun Gifford DOB: 10/23/1938	Trustee	1974	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Trustee, Mentor Funds and Cash Resource Trust	90	None
Dr. Leroy Keith, Jr. DOB: 2/14/1939	Trustee	1983	Partner, Stonington Partners, Inc. (private equity fund); Trustee, Phoenix Funds Family; Director, Diversapack Co. (packaging company); Director, Obagi Medical Products Co.; Former Director, Lincoln Educational Services; Former Trustee, Mentor Funds and Cash Resource Trust	90	Trustee, Phoenix Funds Family (consisting of 51 portfolios)
Gerald M. McDonnell DOB: 7/14/1939	Trustee	1988	Manager of Commercial Operations, SMI Steel Co. - South Carolina (steel producer); Former Trustee, Mentor Funds and Cash Resource Trust	90	None
Patricia B. Norris DOB: 4/9/1948	Trustee	2006	Former Partner, PricewaterhouseCoopers, LLP	89 [2]	None
William Walt Pettit DOB: 8/26/1955	Trustee	1984	Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp.; Director, National Kidney Foundation of North Carolina, Inc.; Member, Superior Land, LLC; Former Trustee, Mentor Funds and Cash Resource Trust	90	None
David M. Richardson DOB: 9/19/1941	Trustee	1982	President, Richardson, Runden LLC (executive recruitment business development/consulting company); Consultant, Kennedy Information, Inc. (executive recruitment information and research company); Consultant, AESC (The Association of Executive Search Consultants); Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP (communications); Former Trustee, Mentor Funds and Cash Resource Trust	90	None
Dr. Russell A. Salton, III DOB: 6/2/1947	Trustee	1984	President/CEO, AccessOne MedCard, Inc.; Former Medical Director, Healthcare Resource Associates, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust	90	None
Michael S. Scofield DOB: 2/20/1943	Trustee	1984	Retired Attorney, Law Offices of Michael S. Scofield; Director and Chairman, Branded Media Corporation (multi-media branding company); Former Trustee, Mentor Funds and Cash Resource Trust	90	None
Richard J. Shima DOB: 8/11/1939	Trustee	1993	Independent Consultant; Trustee, Saint Joseph College (CT); Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director, Trust Company of CT; Former Director, Enhance Financial Services, Inc.; Former Director, Old State House Association; Former Trustee, Mentor Funds and Cash Resource Trust	90	None

Interested Trustee:

Richard K. Wagoner, CFA[3] DOB: 12/12/1937	Trustee	1999	Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Trustee, Mentor Funds and Cash Resource Trust	90	None

1       Each Trustee, except Ms. Norris, serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. As a new Trustee, Ms. Norris’ initial term ends June 30, 2009, at which time she may be re-elected by Trustees to serve until a successor is duly elected or qualified or until her death, resignation, retirement or removal from office by the Trustees.

2          Ms. Norris’ information is as of July 1, 2006, the effective date of her trusteeship.

3       Mr. Wagoner is an "interested person" of the Evergreen funds because of his ownership of shares in Wachovia Corporation, the parent to the Evergreen funds' investment advisor.

The sub-section entitled “Trustee Ownership of Evergreen Funds Shares” in the section entitled “Management of the Trust” is replaced with the following:

Set forth in the table below are the names of the Evergreen funds in which the Trustees are invested. Amounts reflected include amounts received through the Trustees’ Deferred Compensation Plan. The table shows the dollar range of each Trustee’s investment in each Fund and the aggregate dollar range of their investment in the Evergreen funds complex, as of December 31, 2005 unless otherwise noted. Patricia B. Norris became a member of the Board of Trustees as of July 1, 2006.  Ms. Norris’s information is as of September 19, 2006.

Trustee

	Fund	Dollar Range of Investment in Fund	Aggregate Dollar Range of Investments in Evergreen Funds Complex
Charles A. Austin III	Evergreen Aggressive Growth Fund[1]	$50,001-$100,000	Over $100,000
	Evergreen Core Bond Fund[1]	$10,001-$50,000
	Evergreen Equity Income Fund[1]	$50,001-$100,000
	Evergreen Growth Fund[1]	$50,001-$100,000
	Evergreen Health Care Fund[2]	Over $100,000
	Evergreen International Equity Fund[1]	$10,001-$50,000
	Evergreen Large Cap Value Fund[1]	$10,001-$50,000
	Evergreen Mid Cap Growth Fund[1]	Over $100,000
	Evergreen Money Market Fund	Over $100,000
	Evergreen Omega Fund[2]	$50,001-$100,000
	Evergreen Small Cap Value Fund[1]	$10,001-$50,000
	Evergreen Health Care Fund[1]	$10,001-$50,000
	Evergreen Disciplined Value Fund[1]	$10,001-$50,000
	Evergreen International Equity Fund[1]	$10,001-$50,000
K. Dun Gifford[3]	Evergreen Asset Allocation Fund	$50,001-$100,000	Over $100,000
	Evergreen Equity Income Fund	$50,001-$100,000
	Evergreen Emerging Markets Growth Fund	$10,001-$50,000
	Evergreen Global Opportunities Fund	Over $100,000
Dr. Leroy Keith, Jr.	Evergreen Asset Allocation Fund	$1-$10,000	$10,001-$50,000
	Evergreen Income Advantage Fund	$1-$10,000
	Evergreen Limited Duration Fund	$10,001-$50,000
	Evergreen Managed Income Fund	$1-$10,000
	Evergreen Omega Fund	$1-$10,000
	Evergreen Utilities and High Income Fund	$1-$10,000
Gerald M. Mc Donnell[4]	Evergreen Adjustable Rate Fund	$10,001-$50,000	Over $100,000
	Evergreen Asset Allocation Fund[1]	$50,001-$100,000
	Evergreen Balanced Fund[1]	$50,001-$100,000
	Evergreen Emerging Markets Growth Fund	$10,001-$50,000
	Evergreen Equity Income Fund	$10,001-$50,000
	Evergreen Fundamental Large Cap Fund[2]	Over $100,000
	Evergreen Global Large Cap Equity Fund[1]	$10,001-$50,000
	Evergreen Health Care Fund	$10,001-$50,000
	Evergreen Income Advantage Fund	$1-$10,000
	Evergreen Large Cap Value Fund[1]	$50,001-$100,000
	Evergreen Managed Income Fund	$1-$10,000
	Evergreen Money Market Fund[2]	Over $100,000
	Evergreen Omega Fund[1]	$10,001-$50,000
	Evergreen Short Intermediate Bond Fund	$1-$10,000
	Evergreen Strategic Municipal Bond Fund	$10,001-$50,000
	Evergreen Utilities and High Income Fund	$1-$10,000
Patricia B. Norris	Evergreen Disciplined Small-Mid Value Fund	$10,001 - $50,000	Over $100,000
	Evergreen Disciplined Value Fund	$10,001 - $50,000
	Evergreen Emerging Markets Growth Fund	$10,001 - $50,000
	Evergreen Global Opportunities Fund	$10,001 - $50,000
	Evergreen Growth Fund	$10,001 - $50,000
	Evergreen Health Care Fund	$10,001 - $50,000
	Evergreen International Equity Fund	$10,001 - $50,000
	Evergreen Precious Metals Fund	$10,001 - $50,000
	Evergreen Utility and Telecommunications Fund	$10,001 - $50,000
William Walt Pettit	Evergreen Aggressive Growth Fund	$1-$10,000	Over $100,000
	Evergreen Asset Allocation Fund[1]	$1-$10,000
	Evergreen Emerging Growth Fund[1]	$1-$10,000
	Evergreen Emerging Markets Growth Fund	$1-$10,000
	Evergreen Equity Income Fund[2]	$1-$10,000
	Evergreen Fundamental Large Cap Fund[2]	Over $100,000
	Evergreen Global Large Cap Equity Fund[2]	$1-$10,000
	Evergreen Global Opportunities Fund[1]	Over $100,000
	Evergreen Growth Fund[1]	Over $100,000
	Evergreen Health Care Fund[1]	Over $100,000
	Evergreen International Equity Fund[1]	$1-$10,000
	Evergreen Large Cap Equity Fund[1]	Over $100,000
	Evergreen Large Cap Value Fund[1]	$1-$10,000
	Evergreen Money Market Fund	$10,001-$50,000
	Evergreen Utility and Telecommunications Fund[1]	Over $100,000
David M. Richardson	Evergreen Asset Allocation Fund	$10,001-$50,000	Over $100,000
	Evergreen Managed Income Fund	$50,001-$100,000
	Evergreen Omega Fund	$10,001-$50,000
	Evergreen Special Values Fund	$50,001-$100,000
	Evergreen Utilities and High Income Fund	$10,001-$50,000
Dr. Russell A. Salton, III	Evergreen Asset Allocation Fund[1]	Over $100,000	Over $100,000
	Evergreen Global Opportunities Fund[1]	Over $100,000
	Evergreen Large Cap Value Fund[1]	Over $100,000
Michael S. Scofield	Evergreen Asset Allocation Fund	$10,001-$50,000	Over $100,000
	Evergreen Aggressive Growth Fund	$10,001-$50,000
	Evergreen Balanced Fund[2]	Over $100,000
	Evergreen Core Bond Fund[1]	$50,001-$100,000
	Evergreen Disciplined Value Fund	$10,001-$50,000
	Evergreen Equity Index Fund	$10,001-$50,000
	Evergreen Global Opportunities Fund	$10,001-$50,000
	Evergreen Health Care Fund	$10,001-$50,000
	Evergreen Income Advantage Fund	$1-$10,000
	Evergreen Managed Income Fund	$1-$10,000
	Evergreen Special Equity Fund	$10,001-$50,000
	Evergreen Treasury Money Market Fund	$1-$10,000
	Evergreen Utilities and Telecommunications Fund	$10,001-$50,000
Richard J. Shima	Evergreen Asset Allocation Fund[1]	Over $100,000	Over $100,000
	Evergreen Balanced Fund	$50,001-$100,000
	Evergreen Connecticut Municipal Bond Fund	$50,001-$100,000
	Evergreen Global Large Cap Equity Fund	Over $100,000
	Evergreen Global Opportunities Fund	Over $100,000
	Evergreen Income Advantage Fund	$10,001-$50,000
	Evergreen International Equity Fund	$10,001-$50,000
	Evergreen Large Cap Value Fund[1]	Over $100,000
	Evergreen Managed Income Fund	$10,001-$50,000
	Evergreen Omega Fund	$50,001-$100,000
	Evergreen Utilities and High Income Fund	$10,001-$50,000
Richard K. Wagoner	Evergreen Equity Income Fund	Over $100,000	Over $100,000
	Evergreen Income Advantage Fund	$1-$10,000
	Evergreen Managed Income Fund	$1-$10,000
	Evergreen Mid Cap Growth Fund	$50,001-$100,000
	Evergreen Money Market Fund	$10,001-$50,000
	Evergreen Municipal Money Market Fund	$1-$10,000
	Evergreen Omega Fund	Over $100,000
	Evergreen Special Values Fund	Over $100,000
	Evergreen Utilities and High Income Fund	$1-$10,000

1          Invested through the Trustees’ Deferred Compensation Plan.  The Deferred Compensation Plan allows each Trustee to defer any or all of his or her compensation for serving as Trustee, and to have such compensation invested into a deferral account.  The investment performance of the deferral account is based on the investment performance of the particular Evergreen fund(s) selected by the Trustee.

2          Amount shown includes direct investments as well as investments through the Trustees' Deferred Compensation Plan. Dollar ranges of investments held directly in these funds are as follows: Mr. Austin – Evergreen Health Care Fund, $10,001 - $50,000; Evergreen Omega Fund, $10,001 - $50,000. Mr. McDonnell – Evergreen Fundamental Large Cap Fund, $10,001 - $50,000 and Evergreen Money Market Fund, $1 - $10,000. Mr. Pettit – Evergreen Equity Income Fund, $1 - $10,000; Evergreen Fundamental Large Cap Fund, $10,001 - $50,000; Evergreen Global Large Cap Equity Fund, $1 - $10,000. Mr. Scofield – Evergreen Balanced Fund, $10,001-$50,000.

3       Information for Mr. Gifford has been updated to reflect holdings as of July 26, 2006.

4       In addition to the amounts shown in the table, Mr. McDonnell has $10,001-$50,000 invested in a 529 Education Savings Plan which may from time to time invest in certain of the Evergreen funds.

November 29, 2006	578159 (11/06)

SUPPLEMENT TO THE STATEMENTS OF ADDITIONAL INFORMATION

OF

EVERGREEN BALANCED FUNDS
EVERGREEN DOMESTIC EQUITY FUNDS I
EVERGREEN DOMESTIC EQUITY FUNDS II
EVERGREEN ENVISION FUNDS
EVERGREEN GLOBAL AND INTERNATIONAL FUNDS
EVERGREEN INSTITUTIONAL MONEY MARKET FUNDS
EVERGREEN INTERMEDIATE AND LONG TERM BOND FUNDS
EVERGREEN MONEY MARKET FUNDS
EVERGREEN SECTOR FUNDS
EVERGREEN SHORT AND INTERMEDIATE TERM BOND FUNDS
EVERGREEN SOUTHERN STATE MUNICIPAL BOND FUNDS
EVERGREEN STATE MUNICIPAL BOND FUNDS
EVERGREEN VARIABLE ANNUITY TRUST

Effective immediately, the table in the subsection entitled "Trustee Ownership of Evergreen Fund Shares" under "Management of the Trust" in the above-referenced Statements of Additional Information is revised to include the following information for Patricia Norris as of September 19, 2006:

Trustee

	Fund	Dollar Range of Investment in Fund	Aggregate Dollar Range of Investments in Evergreen Fund Complex
Patricia B. Norris	Evergreen Disciplined Small-Mid Value Fund	$10,001 - $50,000	Over $100,000
	Evergreen Disciplined Value Fund	$10,001 - $50,000
	Evergreen Emerging Markets Growth Fund	$10,001 - $50,000
	Evergreen Global Opportunities Fund	$10,001 - $50,000
	Evergreen Growth Fund	$10,001 - $50,000
	Evergreen Health Care Fund	$10,001 - $50,000
	Evergreen International Equity Fund	$10,001 - $50,000
	Evergreen Precious Metals Fund	$10,001 - $50,000
	Evergreen Utility and Telecommunications Fund	$10,001 - $50,000

September 28, 2006	577675 (9/06)

EVERGREEN MUNICIPAL TRUST

200 Berkeley Street

Boston, Massachusetts 02116

1.800.343.2898

EVERGREEN STATE MUNICIPAL BOND FUNDS

STATEMENT OF ADDITIONAL INFORMATION

August 1, 2006

Evergreen California Municipal BondFund (“California Fund”)

Evergreen Connecticut Municipal BondFund (“Connecticut Fund”)

Evergreen New Jersey Municipal Bond Fund (“New Jersey Fund”)

Evergreen New York Municipal Bond Fund (“New York Fund”)

Evergreen Pennsylvania Municipal Bond Fund (“Pennsylvania Fund”)

(Each a “Fund”; together, the “Funds”)

Each Fund is a series of an open-end management investment company known as the Evergreen Municipal Trust (the “Trust”)

This Statement of Additional Information (SAI) pertains to all classes of shares of the Funds listed above. It is not a prospectus but should be read in conjunction with the prospectus for the Fund in which you are making or contemplating an investment. The Funds are offered through one prospectus dated August 1, 2006, as amended from time to time, offering Class A, Class B, Class C and Class I shares of each Fund. You may obtain a prospectus without charge by calling 1.800.343.2898 or downloading it off our Web site at EvergreenInvestments.com. The information in Part 1 of this SAI is specific information about the Funds described in the prospectus. The information in Part 2 of this SAI contains more general information that may or may not apply to the Fund or class of shares in which you are interested.

Certain information may be incorporated by reference to each Fund’s Annual Report dated March 31, 2006. You may obtain a copy of the Annual Report without charge by calling 1.800.343.2898 or downloading it off our Web site at EvergreenInvestments.com.

PART 1

TRUST HISTORY....................................................................................................................... 1-1

INVESTMENT POLICIES............................................................................................................ 1-1

OTHER SECURITIES AND PRACTICES....................................................................................... 1-3

PRINCIPAL HOLDERS OF FUND SHARES.................................................................................. 1-4

EXPENSES............................................................................................................................... 1-8

COMPUTATION OF CLASS A OFFERING PRICE....................................................................... 1-12

SERVICE PROVIDERS............................................................................................................. 1-12

FINANCIAL STATEMENTS........................................................................................................ 1-15

PART 2

ADDITIONAL INFORMATION ON SECURITIES AND INVESTMENT PRACTICES............................. 2-1

PURCHASE AND REDEMPTION OF SHARES........................................................................... 2-20

PRICING OF SHARES.............................................................................................................. 2-23

PRINCIPAL UNDERWRITER..................................................................................................... 2-24

DISTRIBUTION EXPENSES UNDER RULE 12b-1........................................................................ 2-24

TAX INFORMATION.................................................................................................................. 2-30

BROKERAGE.......................................................................................................................... 2-33

ORGANIZATION....................................................................................................................... 2-34

INVESTMENT ADVISORY AGREEMENT................................................................................... 2-35

PORTFOLIO MANAGERS......................................................................................................... 2-37

MANAGEMENT OF THE TRUST................................................................................................ 2-41

POLICY FOR DISSEMINATION OF PORTFOLIO HOLDINGS....................................................... 2-48

CORPORATE AND MUNICIPAL BOND RATINGS....................................................................... 2-49

ADDITIONAL INFORMATION..................................................................................................... 2-59

PROXY VOTING POLICY AND PROCEDURES............................................................................ A-1

PART 1

TRUST HISTORY

The Evergreen Municipal Trust is an open-end management investment company, which was organized as a Delaware statutory trust on September 18, 1997. Each Fund is a non-diversified series of the Trust. A copy of the Declaration of Trust is on file as an exhibit to the Trust's Registration Statement, of which this SAI is a part.

On September 16, 2002, California Fund and New York Fund were created to receive the assets and performance history of OFFIT California Municipal Bond Fund and OFFIT New York Municipal Bond Fund, respectively, on November 8, 2002. On June 13, 2003, California Fund changed its name from Offit California Municipal Bond Fund and New York Fund changed its name from Offit New York Municipal Bond Fund.

INVESTMENT POLICIES

FUNDAMENTAL INVESTMENT RESTRICTIONS

            Each Fund has adopted the fundamental investment restrictions set forth below which may not be changed without the vote of a majority of the Fund's outstanding shares, as defined in the Investment Company Act of 1940 (the 1940 Act).  Where necessary, an explanation beneath a fundamental policy describes the Fund’s practices with respect to that policy, as allowed by current law.  If the law governing a policy changes, the Fund’s practices may change accordingly without a shareholder vote.  Unless otherwise stated, all references to the assets of the Fund are in terms of current market value.

1.  Non-Diversification

            Each Fund may not make any investment that is inconsistent with its classification as a non-diversified investment company under the 1940 Act.

            Further Explanation of Non-Diversified Funds:

A non-diversified investment company is not limited by the 1940 Act as to the amount of assets that may be invested in any one issuer.  However, in order to qualify as a regulated investment company for tax purposes, each Fund may have no more that 25% of its total assets invested in the securities (other than securities of the U.S. government, its agencies or instrumentalities, or the shares of other regulated investment companies) of any one issuer.  In addition, with respect to 50% of its total assets, each Fund may not invest more than 5% of its total assets, determined at market or other fair value at the time of purchase, in the securities (other than securities issued by the U.S. government, its agencies or instrumentalities) of any one issuer, or invest in more than 10% of the voting securities (other than securities issued by the U.S. government, its agencies or instrumentalities) of any one issuer, determined at the time of purchase.

            2.  Concentration

Each Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry (other than securities that are issued or guaranteed by the U.S. government or its agencies or instrumentalities).

Further Explanation of Concentration Policy:

Each Fund may not invest more than 25% of its total assets, taken at market value, in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

3.  Issuing Senior Securities

Except as permitted under the 1940 Act, each Fund may not issue senior securities.

     4.  Borrowing

Each Fund may not borrow money, except to the extent permitted by applicable law.

Further Explanation of Borrowing Policy:

Under the 1940 Act generally, each Fund may borrow from banks in an amount up to 33 1/3% of its total assets (including amounts borrowed) for any reason, and each Fund may also borrow up to an additional 5% of its total assets from banks or others for temporary or emergency purposes.  Each Fund may also borrow from certain other Evergreen funds pursuant to applicable exemptive relief, within the limitations described above.

5.  Underwriting

            Each Fund may not underwrite securities of other issuers, except insofar as a Fund may be deemed to be an underwriter in connection with the disposition of its portfolio securities.

6.  Real Estate

Each Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, a Fund may invest in (a) securities that are directly or indirectly secured by real estate, or (b) securities issued by issuers that invest in real estate.

7.  Commodities

Each Fund may not purchase or sell commodities or contracts on commodities, except to the extent that a Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

8.  Lending

Each Fund may not make loans to other persons, except that a Fund may lend its portfolio securities or cash in accordance with applicable law. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

Further Explanation of Lending Policy:

To generate income and offset expenses, a Fund may lend portfolio securities to broker‑dealers and other financial institutions in an amount up to 33 1/3% of its total assets, taken at market value.  While securities are on loan, the borrower will pay the Fund any income accruing on the security.  The Fund may invest any collateral it receives in additional portfolio securities, such as U.S. Treasury notes, certificates of deposit, other high‑grade, short‑term obligations or interest bearing cash equivalents. Increases or decreases in the market value of a security lent will affect the Fund and its shareholders.

When a Fund lends its securities, it will require the borrower to give the Fund collateral in cash or government securities. The Fund will require collateral in an amount equal to at least 100% of the current market value of the securities lent, including accrued interest.  The Fund has the right to call a loan and obtain the securities lent any time on notice of not more than five business days. The Fund may pay reasonable fees in connection with such loans.

The funds in the Evergreen Select Equity Trust, Evergreen Select Fixed Income Trust (except Evergreen Adjustable Rate Fund), Evergreen Equity Trust and Evergreen Fixed Income Trust have the ability to lend cash to other Evergreen funds, in accordance with Evergreen’s Interfund Lending Policy and with the exemptive order issued by the Securities and Exchange Commission on November 20, 2001 (Rel. No. 812-11592).

9.  Investment in Federally Tax Exempt Securities

            Each Fund will, during periods of normal market conditions, invest its assets in accordance with applicable guidelines issued by the Securities and Exchange Commission or its staff concerning investment in tax-exempt securities for funds with the words “tax exempt,” “tax free” or “municipal” in their names.

OTHER SECURITIES AND PRACTICES

For information regarding certain securities the Funds may purchase and investment practices the Funds may use, see the following sections in Part 2 of this SAI under “Additional Information on Securities and Investment Practices.” Information provided in the sections listed below expands upon and supplements information provided in the Funds’ prospectus. The list below applies to all Funds unless otherwise noted.

Money Market Instruments

U.S. Government Agency Securities

When-Issued, Delayed-Delivery and Forward Commitment Transactions

Repurchase Agreements

Reverse Repurchase Agreements

Securities Lending

Options and Futures Strategies

High Yield, High Risk Bonds

Swaps, Caps, Floors and Collars

Illiquid and Restricted Securities

Investment in Other Investment Companies

Short Sales

Municipal Securities

U.S. Virgin Islands, Guam and Puerto Rico

Zero Coupon “Stripped” Bonds

Stand-by Commitments

            Notwithstanding the above, each Fund may invest up to 5% of its assets in each of the securities or practices discussed in Part 2 of this SAI under “Additional Information on Securities and Investment Practices.”

PRINCIPAL HOLDERS OF FUND SHARES

            As of July 1, 2006, the officers and Trustees of the Trust owned as a group less than 1% of the outstanding shares of any class of each Fund.

            Set forth below is information with respect to each person who, to each Fund’s knowledge, owned of record 5% or more of the outstanding shares of any class of each Fund as of July 1, 2006.  The Funds do not know if any of the below held their shares beneficially.

California Fund – Class A
First Clearing LLC Robert A Davis MD Carol P. Davis 2237 First Avenue Napa, CA 94558-3827	16.70%
MLPF&S for the Sole Benefit of its Customers Attn: Fund Admin 4800 Deer Lake Dr E 2nd Fl. Jacksonville, FL 32246-6484	15.59%
First Clearing LLC Alice Ogden Lebewohl Trust Alice Ogden Lebewohl TTEE 500 Calle Real #A236	8.70%
Wells Fargo Investments LLC 625 Marquette Ave S 13th Floor Minneapolis, MN 55402-2308	7.39%
Pershing LLC PO Box 2052 Jersey City, NJ 07303-2052	5.82%
California Fund – Class B
Wells Fargo Investments LLC 608 Second Avenue South 8th Fl. Minneapolis, MN 55402-1927	10.67%
NFS LLC FEBO Ben F Davis TTEE William D Whitworth Rev Trust 1947 Janet Ct. Merced, CA 95340-2736	9.29%
First Clearing LLC Jack M. Weisenhunt Trustee Jack M Weisenhunt Trust 1950 Temple Hills Dr. Laguna Beach, CA 92651-2654	9.01%
Wedbush Morgan Securities 1000 Wilshire Blvd. Los Angeles, CA 90017-2052	6.72%
Pershing LLC PO Box 2052 Jersey City, NJ 07303-2052	6.54%
MLPF&S for the Sole Benefit of its Customers Attn: Fund Admin 4800 Deer Lake Dr E 2nd Fl. Jacksonville, FL 32246-6484	5.08%
California Fund – Class C
MLPF&S for the Sole Benefit of its Customers Attn: Fund Admin 4800 Deer Lake Dr E 2nd Fl. Jacksonville, FL 32246-6484	24.71%
Wells Fargo Investments LLC 608 Second Avenue South 8th Fl. Minneapolis, MN 55402-1927	11.36%
Bear Stearns Securities Corp. 1 Metrotech Center North Brooklyn, NY 11201-3870	8.25%
Wells Fargo Investments LLC 608 Second Avenue South 8th Fl. Minneapolis, MN 55402-1927	7.28%
First Clearing LLC T H Barnes SEP PROP Trust 6326 Silent Harbor Drive Huntington Beach, CA 92648	6.11%
California Fund – Class I
Wachovia Bank Trust Accounts 11th Floor CMG-1151 301 S Tryon St. Charlotte, NC 28282-1915	37.41%
Offitbank Capital C/O Evergreen Investments 401 S Tryon St. Ste. 500 Charlotte, NC 28288-0001	8.42%
Wachovia Bank Cash/Reinvest Acct Attn: Trust Oper FD Group 401 S Tryon St 3rd FL CMG-1151 Charlotte, NC 28202-1934	6.38%
Ana Leech And Matilda Nieri TTEES FBO Elisa Zaffaroni Trust 950 Page Mill Rd. Palo Alto, CA 94304-1012	6.08%
Peter J Solomon And Abigail R Solomon TTEES FBO Abigail R Solomon 1995 Trust PO Box 480820 Los Angeles CA 90048-9420	5.49%
Dennis Lavinthal 14958 Ventura Blvd. Sherman Oaks, CA 91403-3455	5.14%
Brown Brothers Harriman and Co Newport Tower 525 Washington Blvd. Jersey City, NJ 07310-1606	5.05%
Connecticut Fund – Class A
RBC Dain Rauscher Inc FBO J Meshberg, E Meshberg, and S Breiner TTEES MFT FBO Emil Meshberg 665 Sasco Hill Road	19.97%
First Clearing Corporation Walter A Bork 665 Silvermine Road New Canaan CT. 06840-4326	12.17%
Pershing LLC PO Box 2052 Jersey City NJ 07303-2052	8.28%
Connecticut Fund – Class B
MLPF&S for the Sole Benefit of its Customers Attn: Fund Admin 4800 Deer Lake Dr E 2nd Fl. Jacksonville, FL 32246-6484	18.33%
NFS LLC FEBO William C Fisher Cheryl A Fisher 40 Forty Acre Mountain Rd. Danbury, CT 06811-3353	7.95%
Connecticut Fund – Class C
First Clearing LLC Deanna Smith and 5 James St Norwalk, CT 06850-1633	11.38%
MLPF&S for the Sole Benefit of its Customers Attn: Fund Admin 4800 Deer Lake Dr E 2nd Fl. Jacksonville, FL 32246-6484	9.07%
RBC Dain Rauscher Inc FBO Vivian Maresco TTEE Vivian Maresco Living Trust 36 Chatham Ter Bridgeport, CT 06606-2321	8.32%
First Clearing Corporation Jennifer R. Edwards 63 Pipers Hill Rd Wilton, CT 06897-1514	5.98%
First Clearing Corporation Vita Gray 45 Heritage Dr Southington, CT 06489-3620	5.45%
Pershing LLC PO Box 2052 Jersey City, NJ 07303-2052	5.45%
First Clearing, LLC Florence H Boissonneault 18 Oneida Street New Britain, CT 06053-2420	5.41%
UBS Financial Services Inc. FBO Scott M Russell Amy Kahn Russell 907 Ridgefield Rd Wilton, CT 06897-1419	5.41%
First Clearing LLC Jeanmarie Miller 10700 Wheat First Drive Glen Allen, VA 23060-9243	5.16%
Connecticut Fund – Class I
Wachovia Bank Cash Acct Attn: Trust Oper FD Grp 401 S Tryon St. 3rd FL CMG-1151 Charlotte, NC 28202-1934	94.89%
New Jersey Fund – Class A
First Clearing, LLC FBO Hovsons Inc 4000 State Route 66 Tinton Fall, NJ 07753-7300	9.39%
MLPF&S for the Sole Benefit of its Customers Attn: Fund Admin 4800 Deer Lake Dr E 2nd FL Jacksonville, FL 32246-6484	8.52%
New Jersey Fund – Class B
MLPF&S for the Sole Benefit of its Customers Attn: Fund Admin 4800 Deer Lake Dr E 2nd FL Jacksonville, FL 32246-6484	7.34%
New Jersey Fund – Class C
MLPF&S for the Sole Benefit of its Customers Attn: Fund Admin 4800 Deer Lake Dr E 2nd FL Jacksonville, FL 32246-6484	34.65%
New Jersey Fund – Class I
Wachovia Bank Trust Accounts 1525 W WT Harris Blvd. Charlotte, NC 28288-000	87.54%
Wachovia Bank Cash/Reinvest Acct. Attn: Trust Oper FD Grp. 401 S. Tryon St. 3rd FL CMG-1151 Charlotte, NC 28202-1934	10.04%
New York Fund – Class A
Citigroup Global Markets Inc House Account Attn: Peter Booth 7th Floor 333 West 34th Street New York, NY 10001-2402	14.40%
HSBC Securities (USA) Inc. Vintage Abstract Corp 452 Fifth Avenue New York, NY 10018-2706	9.74%
New York Fund – Class B
MLPF&S for the Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Dr. E 2nd FL Jacksonville, FL 32246-6484	5.63%
New York Fund – Class C
MLPF&S for the Sole Benefit of its Customers Attn: Fund Admin 4800 Deer Lake Dr E. 2nd FL Jacksonville, FL 32246-6484	22.41%
Citigroup Global Markets Inc. House Account Attn: Peter Booth 7th Flr. 333 West 34th St New York, NY 10001-2402	11.35%
UBS Financial Services Inc. FBO The Levin Family Limited Partnership 10 Saddle Ridge Rd. Old Westbury, NY 11568-1150	5.78%
New York Fund – Class I
Wachovia Bank Trust Accounts 11th Floor CMG-1151 301 S Tryon St Charlotte, NC 28202	21.35%
The Bank of New York Custodian PricewaterhouseCoopers LLP Attn: Kwame Gordon-Martin Equalization Trust 101 Barclay St. 8th Floor East New York, NY 10286-001	11.47%
Wachovia Bank Cash/Reinvest Acct. Attn: Trust Oper FD Grp. 401 S Tryon St 3rd FL CMG-1151 Charlotte, NC 28282-1915	10.52%
Wachovia Bank Trust Accounts 11th Floor CMG-1151 301 S Tryon St Charlotte, NC 28202	5.59%
Pennsylvania Fund – Class A
None
Pennsylvania Fund – Class B
None
Pennsylvania Fund – Class C
MLPF&S for the Sole Benefit of ITS Customers Attn: Fund Admin 4800 Deer Lake Dr. E 2nd FL Jacksonville, FL 32246-6484	13.93%
Pennsylvania Fund – Class I
Wachovia Bank Cash Acct. Trust Accounts 1525 West WT Harris Blvd. Charlotte, NC 28288-0001	84.26%
Wachiovia Bank Cash/Reinvest Acct. Trust Accounts 1525 West WT Harris Blvd. Charlotte, NC 28288-0001	13.71%

EXPENSES

Advisory Fees

            Evergreen Investment Management Company, LLC (EIMC), a wholly owned subsidiary of Wachovia Corporation (Wachovia), is the investment advisor to the Funds.  Wachovia is located at 301 South College Street, Charlotte, North Carolina 28288-0013. For more information, see “Investment Advisory Agreement” in Part 2 of this SAI.

            EIMC is entitled to receive from each fund an annual fee based on the Fund’s average daily net assets as follows:

California Fund and New York Fund
Average Daily Net Assets	Fee
First $1 billion	0.35%
Next $500 million	0.32%
Over $1.5 billion	0.27%

Connecticut Fund and New Jersey Fund
Average Daily Net Assets	Fee
First $500 million	0.42%
Next $500 million	0.37%
Next $500 million	0.32%
Over $1.5 billion	0.27%

Pennsylvania Fund
Average Daily Net Assets	Fee
First $500 million	0.315%
Over $500 million	0.16%

Advisory Fees Paid

Below are the advisory fees paid by each Fund for the last three fiscal years or periods.

Fund/Fiscal Year or Period Ended	Advisory Fees Paid
March 31, 2006
California Fund	$184,472
Connecticut Fund	$322,282
New Jersey Fund	$1,121,448
New York Fund	$325,444
Pennsylvania Fund	$2,218,104
March 31, 2005
California Fund	$188,659
Connecticut Fund	$325,051
New Jersey Fund	$1,146,745
New York Fund	$362,740
Pennsylvania Fund	$2,221,125
March 31, 2004
California Fund	$175,408
Connecticut Fund	$408,015
New Jersey Fund	$1,181,449
New York Fund	$393,670
Pennsylvania Fund	$2,255,259

Brokerage Commissions

            The Funds paid no brokerage commissions during the last three fiscal years.

Underwriting Commissions

Below are the underwriting commissions paid by each Fund and the amounts retained by Evergreen Investment Services, Inc., the principal underwriter, for the last three fiscal years or periods. For more information, see “Principal Underwriter” in Part 2 of this SAI.

Fund/Fiscal Year or Period Ended	Total Underwriting Commissions	Underwriting Commissions Retained
March 31, 2006
California Fund	$43,856	$1,625
Connecticut Fund	$38,710	$1,591
New Jersey Fund	$89,445	$4,531
New York Fund	$126,160	$6,694
Pennsylvania Fund	$205,584	$13,502
March 31, 2005
California Fund	$46,209	$3,782
Connecticut Fund	$36,091	$3,185
New Jersey Fund	$174,129	$6,652
New York Fund	$123,726	$9,183
Pennsylvania Fund	$229,775	$9,037
March 31, 2004
California Fund	$181,362	$8,513
Connecticut Fund	$66,843	$2,151
New Jersey Fund	$491,319	$21,156
New York Fund	$153,057	$6,938
Pennsylvania Fund	$567,795	$21,194

12b-1 Fees

Below are the 12b-1 fees paid by each Fund for the fiscal year ended March 31, 2006. For more information, see “Distribution Expenses Under Rule 12b-1” in Part 2 of this SAI. Class I shares do not pay 12b-1 fees.

Fund	Class A		Class B		Class C
	Distribution Fees	Service Fees	Distribution Fees	Service Fees	Distribution Fees	Service Fees
California Fund	$3,913	$16,282	$7,582	$2,976	$32,706	$10,902
Connecticut Fund	$3,886	$16,100	$30,746	$10,248	$14,400	$4,800
New Jersey Fund	$26,647	$110,541	$177,616	$59,205	$72,547	$24,182
New York Fund	$2,871	$11,887	$35,111	$11,703	$50,997	$16,999
Pennsylvania Fund	$30,275	125,733	$260,839	$86,947	$101,663	$33,888

Trustee Compensation

            Listed below is the Trustee compensation paid by the Funds for the fiscal year ended March 31, 2006 and by the Evergreen Fund Complex(1)  for the twelve months ended December 31, 2005. The Trustees do not receive pension or retirement benefits from the Evergreen funds.  For more information, see “Management of the Trust” in Part 2 of this SAI.

Trustee	Aggregate Compensation from Funds for the fiscal year ended 3/31/2006	Total Compensation from Trust and Evergreen Fund Complex Paid to Trustees for the twelve months ended 12/31/2005(2)
Charles A. Austin III	$2,689	$203,500
Shirley L. Fulton(2)	$2,217	$167,000
K. Dun Gifford	$2,419	$186,500
Leroy Keith, Jr.	$2,210	$168,000
Gerald M. McDonnell	$2,210	$168,000
William Walt Pettit	$2,217	$167,000
David M. Richardson	$2,210	$168,000
Russell A. Salton III	$2,473	$191,500
Michael S. Scofield	$3,934	$285,000
Richard J. Shima	$2,498	$186,500
Richard K. Wagoner	$2,260	$168,000

The Evergreen fund complex consists of 10 open-end investment management companies representing 89 separate series and 4 closed-end funds.

The Trustees have a Deferred Compensation Plan which provides Trustees with the option to defer all or part of their compensation.  The Trustees may elect to earn a rate of return on any deferred compensation by selecting hypothetical investments in Evergreen investment media in an amount equal to the deferred compensation.  A Trustee may elect when to receive distributions of such deferred amounts, but may not receive distribution before the earlier of the first business day of January following (a) a date five years following the deferral election, or (b) the year in which the Trustee ceases to be a member of the Board of Trustees.  Pursuant to the Deferred Compensation Plan, payments due under the Deferred Compensation Plan are unsecured obligations of the Evergreen funds. Also pursuant to the Trustees' Deferred Compensation Plan, certain Trustees have elected to defer all or part of their total compensation for the twelve months ended December 31, 2005. The amounts listed below will be payable in later years to the respective Trustees:

Austin:                     $132,275

Fulton:                     $41,750

McDonnell                $50,400

Pettit:                       $50,100

                Shima                      $93,250

COMPUTATION OF CLASS A OFFERING PRICE

Class A shares are sold at the net asset value (NAV) plus a sales charge. Below is an example of the method of computing the offering price of Class A shares of each Fund. The example assumes a purchase of Class A shares of each Fund aggregating less than $50,000 based upon the NAV of each Fund’s Class A shares at the end of March 31, 2006. For more information, see “Purchase and Redemption of Shares” and “Pricing of Shares.”

Fund	Net Asset Value Per Share	Sales Charge[1]	Offering Price Per Share
California Fund	$10.90	4.75%	$11.44
Connecticut Fund	$6.29	4.75%	$6.60
New Jersey Fund	$10.84	4.75%	$11.38
New York Fund	$10.79	4.75%	$11.33
Pennsylvania Fund	$11.25	4.75%	$11.81

1 The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

SERVICE PROVIDERS

Administrator

            Evergreen Investment Services, Inc. (EIS), a subsidiary of Wachovia and an affiliate of EIMC, serves as administrator to the Funds, subject to the supervision and control of the Trust's Board of Trustees. Pursuant to a Master Administrative Services Agreement, EIS provides the Funds with facilities, equipment and personnel and is entitled to receive from each Fund annual fees at the following rate. EIS is located at 200 Berkeley Street, Boston, Massachusetts 02116-5034.

Average Daily Net Assets

of the Evergreen funds

(Excluding Money Market Funds)

Administrative

Services Fee Rates

First $50 billion

0.100%

Next $25 billion

0.090%

Next $25 billion	0.080%
Next $25 billion	0.075%
On assets over $125 billion	0.050%

Below are the administrative service fees paid by each Fund for the last three fiscal years or periods.

Fund/Fiscal Year or Period Ended	Administrative Fees Paid
March 31, 2006
California Fund	$52,438
Connecticut Fund	$76,340
New Jersey Fund	$265,643
New York Fund	$92,513
Pennsylvania Fund	$894,667
March 31, 2005
California Fund	$53,819
Connecticut Fund	$77,276
New Jersey Fund	$272,618
New York Fund	$103,485
Pennsylvania Fund	$902,443
March 31, 2004
California Fund	$50,093
Connecticut Fund	$78,429
New Jersey Fund	$281,174
New York Fund	$112,428
Pennsylvania Fund	$924,755

Distributor

            EIS, 200 Berkeley Street, Boston, Massachusetts 02116-5034, markets the Funds through broker‑dealers and other financial representatives.

Transfer Agent

            Evergreen Service Company, LLC  (ESC), P.O. Box 8400, Boston, Massachusetts 02266-8400, a subsidiary of Wachovia, is the Funds’ transfer agent. ESC issues and redeems shares, pays dividends and performs other duties in connection with the maintenance of shareholder accounts.

            Each Fund pays ESC annual fees as follows:

Fund Type	Annual Fee Per Open Account*	Annual Fee Per Closed Account**
Monthly Dividend Funds	$26.75	$9.00
Quarterly Dividend Funds	$21.50	$9.00
Semiannual Dividend Funds	$21.50	$9.00
Annual Dividend Funds	$21.50	$9.00

                *       For shareholder accounts only. The Fund pays ESC cost plus 15% for broker accounts.

                        **     Closed accounts are maintained on the system in order to facilitate historical and tax information.

Below are the transfer agency fees paid by the each Fund to ESC for the last fiscal year. A portion of the fees listed below was paid to Wachovia Securities, Inc., an affiliate of Wachovia Corporation.

Fund	Total Transfer Agency Fees Paid to ESC for Fiscal Year Ended March 31, 2006
California Fund	$6,287
Connecticut Fund	$9,659
New Jersey Fund	$59,422
New York Fund	$18,873
Pennsylvania Fund	$95,550

Independent Registered Public Accounting Firm

KPMG LLP, 99 High Street, Boston, Massachusetts 02110, audits the financial statements of each Fund.

Custodian

            State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, keeps custody of each Fund's securities and cash and performs other related duties.

Legal Counsel

Ropes & Gray LLP, One International Place, Boston, MA 02110-2624, acts as counsel to the Funds.

            Sullivan & Worcester LLP, 1666 K Street, N.W., Washington, D.C. 20006, acts as counsel to the non-interested Trustees of the Trusts.

FINANCIAL STATEMENTS

The audited financial statements for the Funds for the fiscal year ended March 31, 2006, including notes thereto, and the report of the independent registered public accounting firm thereon, are hereby incorporated into this document by reference to the Funds’ March 31, 2006 Annual Reports. The Funds’ March 31, 2006 Annual Reports relating to the Funds were filed electronically with the SEC on June 5, 2006 (Accession No. 0000936772-06-000089). Copies of the Annual Reports may be obtained without charge by writing Evergreen Service Company, LLC, P.O. Box 8400, Boston, Massachusetts 02266-8400 or by calling toll-free at 1.800.343.2898 or by downloading them off our Web site at EvergreenInvestments.com.

Statement of Additional Information (SAI)

PART 2

ADDITIONAL INFORMATION ON SECURITIES

AND INVESTMENT PRACTICES

The prospectus describes the Fund’s investment goal and the securities in which it primarily invests. The following describes other securities the Fund may purchase and investment strategies it may use.   Some of the information below may not apply to the Fund or the Class in which you are interested.

Money Market Instruments

The Fund may invest up to 100% of its assets in high-quality money market instruments, such as notes, certificates of deposit, commercial paper, banker’s acceptances, bank deposits or U.S. government securities if, in the opinion of the investment advisor, market conditions warrant a temporary defensive investment strategy.

U.S. Government Agency Securities

            The Fund may invest in securities issued or guaranteed by U.S. Government agencies or instrumentalities.

            These securities are backed by (1) the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities or (2) the credit of the agency or instrumentality issuing or guaranteeing the obligations.

            Some government agencies and instrumentalities may not receive financial support from the U.S. Government.  Examples of such agencies are:

(i)   Farm Credit System, including the National Bank for Cooperatives, Farm Credit Banks and Banks for Cooperatives;

(ii)   Farmers Home Administration;

(iii)  Federal Home Loan Banks;

(iv)  Federal Home Loan Mortgage Corporation;

Federal National Mortgage Association; and

Student Loan Marketing Association.

Securities Issued by the Government National Mortgage Association (GNMA).The Fund may invest in securities issued by the GNMA, a corporation wholly owned by the U.S. Government.  GNMA securities or "certificates" represent ownership in a pool of underlying mortgages.  The timely payment of principal and interest due on these securities is guaranteed by GNMA.

            Unlike conventional bonds, the principal on GNMA certificates is not paid at maturity but over the life of the security in scheduled monthly payments.  While mortgages pooled in a GNMA certificate may have maturities of up to 30 years, the certificate itself will have a shorter average maturity and less principal volatility than a comparable 30‑year bond.

            The market value and interest yield of GNMA certificates can vary due not only to market fluctuations, but also to early prepayments of mortgages within the pool.  Since prepayment rates vary widely, it is impossible to accurately predict the average maturity of a GNMA pool.  In addition to the guaranteed principal payments, GNMA certificates may also make unscheduled principal payments resulting from prepayments on the underlying mortgages.

            Although GNMA certificates may offer yields higher than those available from other types of U.S. Government securities, they may be less effective as a means of locking in attractive long‑term rates because of the prepayment feature.  For instance, when interest rates decline, prepayments of the underlying mortgages are likely to increase as the holders of the underlying mortgages seek refinancing.  As a result, the value of a GNMA certificate is not as likely to rise as the value of a comparable debt security would in response to the same decline.  In addition, these prepayments can cause the price of a GNMA certificate originally purchased at a premium to decline in price compared to its par value, which may result in a loss.

When‑Issued, Delayed‑Delivery and Forward Commitment Transactions

The Fund may purchase securities on a when‑issued or delayed-delivery basis and may purchase or sell securities on a forward commitment basis.  Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made.

            The Fund may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date.  Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth.  In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when‑issued, delayed-delivery or forward commitment basis the Fund will hold liquid assets worth at least the equivalent of the amount due.  The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

            Purchases made under such conditions may involve the risk that yields secured at the time of commitment may be lower than otherwise available by the time settlement takes place, causing an unrealized loss to the Fund.  In addition, when the Fund engages in such purchases, it relies on the other party to consummate the sale.  If the other party fails to perform its obligations, the Fund may miss the opportunity to obtain a security at a favorable price or yield.

Repurchase Agreements

            The Fund may enter into repurchase agreements with entities that are registered as U.S. Government securities dealers, including member banks of the Federal Reserve System having at least $1 billion in assets, primary dealers in U.S. Government securities, or banks and other recognized financial institutions,  such as broker-dealers, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.  In a repurchase agreement the Fund obtains a security and simultaneously commits to return the security to the seller at a set price (including principal and interest) within a period of time usually not exceeding seven days.  The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security.  A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

            The Fund’s custodian or a third party will take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily.  To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities.  In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action.  The Fund's investment advisor believes that under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities.

Reverse Repurchase Agreements

            As described herein, the Fund may also enter into reverse repurchase agreements.  These transactions are similar to borrowing cash.  In a reverse repurchase agreement, the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate.

The use of reverse repurchase agreements may enable the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time.

            When effecting reverse repurchase agreements, liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date.  The segregated account is marked to market daily and maintained until the transaction is settled.

Leverage

            The Fund may engage in transactions that create leverage with up to 30% of its net assets in accordance with Evergreen’s Leverage Policy.  Leverage creates special risks for the Fund which are created when an investment exposes the Fund to a level of risk that exceeds the amount invested.  Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain.  Examples of transactions which create leverage include uncovered mortgage dollar rolls and investments in when-issued securities (see descriptions herein) as well as investing in securities that are issued on a “to-be-announced” basis (commonly referred to as “TBA’s”) which are purchased prior to their actual issuance. Examples of transactions which are not included in the calculation of the Fund’s total leverage-creating transactions are covered dollar rolls and collateralized securities lending in which the collateral received by the Fund is invested in cash equivalents.

Dollar Roll Transactions

            The Fund may enter into "dollar rolls" in which the Fund sells securities and simultaneously contracts to repurchase substantially similar securities on a specified future date.  In the case of dollar rolls involving mortgage-related securities, the mortgage-related securities that are purchased typically will be of the same type and will have the same or similar interest rate and maturity as those sold, but will be supported by different pools of mortgages.  The Fund forgoes principal and interest paid during the roll period on the securities sold in a dollar roll, but it is compensated by the difference between the current sales price and the price for the future purchase as well as by any interest earned on the proceeds of the securities sold.  The Fund could also be compensated through receipt of fee income.

Dollar rolls are not treated as borrowings or other senior securities and will be excluded from the calculation of the Fund’s borrowings and other senior securities.  Investing in dollar rolls creates leverage (unless they are “covered dollar rolls,” see description below) and are included in the calculation of the Fund’s total leverage-creating transactions.   In addition to the general risks involved in leveraging, dollar rolls are subject to the same risks as repurchase and reverse repurchase agreements.

Covered Dollar Rolls

The Fund may enter into covered dollar rolls which are the same as the dollar roll transactions described above except that the dollar roll position is offset with a cash or cash equivalent position. The offsetting cash/cash equivalent position effectively collateralizes the Fund’s right to receive the security at the end of the roll period, and also serves to minimize the leveraging effect of the transaction. Covered dollar rolls are not treated as a borrowing or other senior security and will be excluded from the calculation of the Fund’s borrowings and other senior securities. Covered dollar rolls are not considered to be a transaction that creates leverage and will be excluded from the calculation of the Fund’s total leverage-creating transaction.

Securities Lending

            The Fund may lend portfolio securities to brokers, dealers and other financial institutions to earn additional income for the Fund.  These transactions must be fully collateralized at all times with cash or short-term debt obligations, but involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from exercising its rights in respect of the collateral.  Any investment of collateral by the Fund would be made in accordance with the Fund's investment objective and policies described in the prospectus.

Convertible Securities

The Fund may invest in convertible securities. Convertible securities include fixed‑income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, bonds with warrants attached or bonds with a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allow convertible securities to be employed for a variety of investment strategies.

The Fund will exchange or convert convertible securities into shares of underlying common stock when, in the opinion of its investment advisor, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective. The Fund may also elect to hold or trade convertible securities. In selecting convertible securities, the investment advisor evaluates the investment characteristics of the convertible security as a fixed‑income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the investment advisor considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

Preferred Stocks

            The Fund may purchase preferred stock.  Some preferred stock, unlike common stock, has a stated dividend rate payable from the corporation’s earnings.  Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate.  “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid.

            If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline.  Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, which can be a negative feature when interest rates decline.  Preferred stock also generally has a preference over common stock on the distribution of a corporation’s assets in the event of liquidation of the corporation.  Preferred stock may be “participating” stock, which means that it may be entitled to a dividend exceeding the stated dividend in certain cases.  The rights of preferred stock on distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with a corporation’s debt securities.

Warrants

The Fund may invest in warrants. Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

Swaps, Caps, Floors and Collars

            The Fund may enter into interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars.  The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date.  The Fund would use these transactions as hedges and not as speculative investments and would not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay.  Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal.  A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices.  The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount.  The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount.  A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

            The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.  The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by Standard & Poor’s Ratings Services (S&P) or Moody's Investors Service, Inc. (Moody’s) or has an equivalent rating from another nationally recognized securities rating organization or is determined to be of equivalent credit quality by the Fund's investment advisor.  If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction.  As a result, the swap market has become relatively liquid.  Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Indexed Securities

            The Fund may invest in indexed securities, the values of which are linked to currencies, interest rates, commodities, indices or other financial indicators ("reference instruments"). Most indexed securities have maturities of three years or less.

            Indexed securities differ from other types of debt securities in which the Fund may invest in several respects.  First, the interest rate or, unlike other debt securities, the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as an interest rate compared with a fixed interest rate or the currency exchange rates between two currencies (neither of which need be the currency in which the instrument is denominated).  The reference instrument need not be related to the terms of the indexed security.  For example, the principal amount of a U.S. dollar denominated indexed security may vary based on the exchange rate of two foreign currencies.  An indexed security may be positively or negatively indexed; that is, its value may increase or decrease if the value of the reference instrument increases.  Further, the change in the principal amount payable or the interest rate of an indexed security may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

            Investment in indexed securities involves certain risks.  In addition to the credit risk of the security's issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of indexed securities may decrease as a result of changes in the value of reference instruments.  Further, in the case of certain indexed securities in which the interest rate is linked to a reference instrument, the interest rate may be reduced to zero, and any further declines in the value of the security may then reduce the principal amount payable on maturity.  Finally, indexed securities may be more volatile than the reference instruments underlying indexed securities.

            To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging.  Proxy hedging is often used when the currency to which the Fund is exposed is difficult to hedge or to hedge against the dollar.  Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's securities are or are expected to be denominated, and to buy U.S. dollars.  The amount of the contract would not exceed the value of the Fund’s securities denominated in linked currencies.  For example, if the Fund's investment advisor considers that the Austrian schilling is linked to the German deutschmark (the "D-mark"), the Fund holds securities denominated in schillings and the investment advisor believes that the value of schillings will decline against the U.S. dollar, the investment advisor may enter into a contract to sell D-marks and buy dollars.

Options and Futures Strategies

The Fund may at times seek to hedge against either a decline in the value of its portfolio securities or an increase in the price of securities which the investment advisor plans to purchase through the writing and purchase of options and the purchase or sale of futures contracts and related options.  Expenses and losses incurred as a result of such hedging strategies will reduce the Fund’s current return.

The ability of the Fund to engage in the options and futures strategies described below will depend on the availability of liquid markets in such instruments.   It is impossible to predict the amount of trading interest that may exist in various types of options or futures.  Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes stated below.

Writing Covered Options on Securities.  The Fund may write covered call options and covered put options on optionable securities of the types in which it is permitted to invest from time to time as the investment advisor determines is appropriate in seeking to attain the Fund’s investment objective.  Call options written by the Fund give the holder the right to buy the underlying security from the Fund at a stated exercise price; put options give the holder the right to sell the underlying security to the Fund at a stated price.

The Fund may only write call options on a covered basis or for cross-hedging purposes and will only write covered put options.  A put option would be considered “covered” if the Fund owns an option to sell the underlying security subject to the option having an exercise price equal to or greater than the exercise price of the “covered” option at all times while the put option is outstanding.  A call option is covered if the Fund owns or has the right without additional compensation to acquire the underlying securities subject to the call option (or comparable securities satisfying the cover requirements of securities exchanges) at all times during the option period.  A call option is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against another security which the Fund owns or has the right to acquire.  In the case of a call written for cross-hedging purposes or a put option, the Fund will maintain in a segregated account at the Fund’s custodian bank cash or short-term U.S. government securities with a value equal to or greater than the Fund’s obligation under the option.  The Fund may also write combinations of covered puts and covered calls on the same underlying security.

The Fund will receive a premium from writing an option, which will increase the Fund’s return in the event the option expires unexercised or is terminated at a profit.  The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option, and the volatility of the market price of the underlying security.  By writing a call option, the Fund will limit its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option.  By writing a put option, the Fund will assume the risk that it may be required to purchase the underlying security for a price higher than its then current market price, resulting in a potential capital loss if the purchase price exceeds market price plus the amount of the premium received.

The Fund may terminate an option which it has written prior to its expiration, by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written.  The Fund will realize a profit (or loss) from such transaction if the cost of such transaction is less (or more) than the premium received from the writing of the option.  Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option may be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

Purchasing Put and Call Options on Securities.  The Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value.  This protection is provided during the life of the put option since the Fund, as holder of the put, is able to sell the underlying security at the exercise price regardless of any decline in the underlying security’s market price.  For the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs.  By using put options in this manner, any profit which the Fund might otherwise have realized on the underlying security will be reduced by the premium paid for the put option and by transaction costs.

            The Fund may also purchase a call option to hedge against an increase in price of a security that it intends to purchase.  This protection is provided during the life of the call option since the Fund, as holder of the call, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security’s market price.  For the purchase of a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs.  By using call options in this manner, any profit which the Fund might have realized had it bought the underlying security at the time it purchased the call option will be reduced by the premium paid for the call option and by transaction costs.

Futures Contracts and Options on Futures.  The Fund may enter into financial futures contracts and write options on futures contracts.    The Fund may enter into such contracts for hedging purposes or for other purposes described from time to time in the prospectus.  A futures contract on securities is an agreement to buy or sell securities at a specified price during a designated month.  A futures contract on a securities index does not involve the actual delivery of securities, but merely requires the payment of a cash settlement based on changes in the securities index.  The Fund does not make payment or deliver securities upon entering into a futures contract.  An interest rate futures contract does not typically require delivery of securities or other investments, but contemplates payment based on changes on one or more interest rates (such as U.S. Treasury or Eurodollar rates).  Instead, it puts down a margin deposit, which is adjusted to reflect changes in the value of the contract and which continues until the contract is terminated.

            The Fund may sell or purchase futures contracts.  When a futures contract is sold by the Fund, the value of the contract will tend to rise when the value of the underlying securities declines and to fall when the value of such securities increases.  Thus, the Fund sells futures contracts in order to offset a possible decline in the value of its securities.  If a futures contract is purchased by the Fund, the value of the contract will tend to rise when the value of the underlying securities increases and to fall when the value of such securities declines.  The Fund intends to purchase futures contracts in order to establish what is believed by the investment advisor to be a favorable price or rate of return for securities the Fund intends to purchase.

              A put option purchased by the Fund on a futures contract would give it the right to assume a position as the seller of a futures contract.  A call option purchased by the Fund would give it the right to assume a position as the purchaser of a futures contract.  The purchase of an option on a futures contract requires the Fund to pay a premium.  In exchange for the premium, the Fund becomes entitled to exercise the benefits, if any, provided by the futures contract, but is not required to take any action under the contract.  If the option cannot be exercised profitably before it expires, the Fund's loss will be limited to the amount of the premium and any transaction costs.

            The Fund may enter into closing purchase and sale transactions in order to terminate a futures contract and may sell put and call options for the purpose of closing out its options positions.  The Fund's ability to enter into closing transactions depends on the development and maintenance of a liquid secondary market.  There is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. As a result, there can be no assurance  that the Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time.  If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the contract and to complete the contract according to its terms, in which case it would continue to bear market risk on the transaction.

            Although futures and options transactions are intended to enable the Fund to manage market, interest rate or exchange rate risk, unanticipated changes in interest rates or market prices could result in poorer performance than if it had not entered into these transactions.  Even if the investment advisor correctly predicts interest rate movements, a hedge could be unsuccessful if changes in the value of the Fund's futures position did not correspond to changes in the value of its investments.  This lack of correlation between the Fund's futures and securities positions may be caused by differences between the futures and securities markets or by differences between the securities underlying the Fund's futures position and the securities held by or to be purchased for the Fund. The Fund's investment advisor will attempt to minimize these risks through careful selection and monitoring of the Fund's futures and options positions.

            The Fund does not intend to use futures transactions for speculation or leverage.  The Fund has the ability to write options on futures, but currently intends to write such options only to close out options purchased by the Fund.  The Fund will not change these policies without supplementing the information in the prospectus or SAI.

“Margin” in Futures Transactions.  Unlike the purchase or sale of a security, the Fund does not pay or receive money upon the purchase or sale of a futures contract.  Rather the Fund is required to deposit an amount of "initial margin" in cash or U.S. Treasury bills with its custodian (or the broker, if legally permitted).  The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract initial margin does not involve the borrowing of funds by the Fund to finance the transactions.  Initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.

            A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded.  Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract.  This process is known as "marking to market”.  Variation margin does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired.  In computing its daily net asset value the Fund will mark‑to‑market its open futures positions.  The Fund is also required to deposit and maintain margin when it writes call options on futures contracts.

Limitations.  The Fund will not purchase or sell futures contracts or options on futures contracts if, as a result, the sum of the initial margin deposits on its existing futures contracts and related options positions and premiums paid for options on futures contracts would exceed 5% of the net assets of the Fund unless the transaction meets certain “bona fide hedging” criteria. The Fund will not maintain open positions in futures contracts it has sold or call options it has written on futures contracts if, in the aggregate, the value of the open positions (marked to market) exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on those open positions, adjusted for the correlation of volatility between the hedged securities and the futures contracts.  If this limitation is exceeded at any time, the Fund will take prompt action to close out a sufficient number of open contracts to bring its open futures and options positions within this limitation.

Risks of Options and Futures Strategies.  The effective use of options and futures strategies depends, among other things, on the Fund’s ability to terminate options and futures positions at times when the investment advisor deems it desirable to do so.  Although the Fund will not enter into an option or futures position unless the investment advisor believes that a liquid market exists for such option or future, there can be no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price.  The investment advisor generally expects that options and futures transactions for the Fund will be conducted on recognized exchanges.  In certain instances, however, the Fund may purchase and sell options in the over-the-counter market.  The staff of the Securities and Exchange Commission (SEC) considers over-the-counter options to be illiquid.  The Fund’s ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund.

            The use of options and futures involves the risk of imperfect correlation between movements in options and futures prices and movements in the price of the securities that are the subject of any hedge.  The successful use of these strategies also depends on the ability of the Fund’s investment advisor to forecast correctly interest rate movements and general stock market price movements.  The risk increases as the composition of the securities held by the Fund diverges from the composition of the relevant option or futures contract.

Brady Bonds

The Fund may also invest in Brady Bonds. Brady Bonds are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Bonds were created in 1989, and, accordingly, do not have an extensive payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market.

U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed-rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations that have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments, but generally are not collateralized. Brady Bonds are often viewed as having up to four valuation components: (1) collateralized repayment of principal at final maturity, (2) collateralized interest payments, (3) uncollateralized interest payments, and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

Obligations of Foreign Branches of United States Banks

The Fund may invest in obligations of foreign branches of U.S. banks. These may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by government regulation.  Payment of interest and principal upon these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk).  In addition, evidences of ownership of such securities may be held outside the U.S. and the Fund may be subject to the risks associated with the holding of such property overseas. Examples of governmental actions would be the imposition of currency controls, interest limitations, withholding taxes, seizure of assets or the declaration of a moratorium.  Various provisions of federal law governing domestic branches do not apply to foreign branches of domestic banks.

Obligations of United States Branches of Foreign Banks

The Fund may invest in obligations of U.S. branches of foreign banks. These may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as by governmental action in the country in which the foreign bank has its head office. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a domestic bank.

Foreign Securities

            The Fund may invest in foreign securities or U.S. securities traded in foreign markets.  In addition to securities issued by foreign companies, permissible investments may also consist of obligations of foreign branches of U.S. banks and of foreign banks, including European certificates of deposit, European time deposits, Canadian time deposits and Yankee certificates of deposit.  The Fund may also invest in Canadian commercial paper and Europaper.  These instruments may subject the Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. issuers.  Such risks include the possibility of adverse political and economic developments; imposition of withholding taxes on interest or other income; seizure, nationalization, or expropriation of foreign deposits; establishment of exchange controls or taxation at the source; greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations.  Such investments may also entail higher custodial fees and sales commissions than domestic investments.  Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations.  Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

The Fund may also invest in the stocks of companies located in emerging markets. These countries generally have economic structures that are less diverse and mature, and political systems that are less stable than those of developed countries.  Emerging markets may be more volatile than the markets of more mature economies, and the securities of companies located in emerging markets are often subject to rapid and large price fluctuations; however, these markets may also provide higher long-term rates of return.

Inter-American Development Bank and World Bank (formerly known as the International Bank for Reconstruction and Development)

The Fund may be subject to risks associated with obligations of the Inter-American Development Bank and World Bank (formerly known as the International Bank for Reconstruction and Development).  Because these entities are not governmental entities with taxing authority, and may be supported only by appropriate but unpaid commitments of member countries, there is no assurance that the commitments will be undertaken in the future.

Foreign Currency Transactions

            As one way of managing exchange rate risk, the Fund may enter into forward currency exchange contracts (agreements to purchase or sell currencies at a specified price and date).  The exchange rate for the transaction (the amount of currency the Fund will deliver and receive when the contract is completed) is fixed when the Fund enters into the contract.  The Fund usually will enter into these contracts to stabilize the U.S. dollar value of a security it has agreed to buy or sell. The Fund intends to use these contracts to hedge the U.S. dollar value of a security it already owns, particularly if the Fund expects a decrease in the value of the currency in which the foreign security is denominated.  Although the Fund will attempt to benefit from using forward contracts, the success of its hedging strategy will depend on the investment advisor's ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.  The value of the Fund's investments denominated in foreign currencies will depend on the relative strengths of those currencies and the U.S. dollar, and the Fund may be affected favorably or unfavorably by changes in the exchange rates or exchange control regulations between foreign currencies and the U.S. dollar.  Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Fund.  The Fund may also purchase and sell options related to foreign currencies in connection with hedging strategies.  The Fund may also engage in currency-hedge and currency proxy-hedge transactions.

Currency Cross-hedge

A currency cross-hedge enables the advisor to reduce exposure in one foreign currency relative to exposure in a second foreign currency. This strategy would make sense when the Fund wants to maintain its overall foreign currency exposure, but feels that some of the currencies are relatively more attractive.  An example would be where the manager feels that the British Pound is more attractive than the Euro, and cross-hedges some Euro-denominated bonds back to the Pound Sterling.  The overall foreign currency exposure stays constant, but the relative weighting of the Pound versus the Euro increases.

Currency Proxy-hedge

A currency proxy-hedge enables the advisor to hedge a foreign currency exposure back to the U.S. dollar by using a second currency that has a high correlation to the actual long position, but where the second currency hedge would be either more liquid or less costly.  An example might be where the manager owns a position denominated in Indonesian Rupiah, but where the Yen has higher liquidity and is deemed a more cost effective hedge.

Creating a Net Long Position Versus a Foreign Currency

Creating a net long position would be a situation where the manager of the Fund wishes to create exposure to a currency that exceeds the value of securities denominated in that currency that are held by the Fund.  An example might be where the manager has reduced his weighting in Japanese bonds to 10% below the benchmark due to concerns with the bonds, but wants to maintain a market weighting in the Yen.  Creating a long position in the Yen would accomplish this result.

Premium Securities

            The Fund may at times invest in premium securities which are securities bearing coupon rates higher than prevailing market rates.  Such "premium" securities are typically purchased at prices greater than the principal amount payable on maturity.  Although the Fund generally amortizes the amount of any such premium into income, the Fund may recognize a capital loss if such premium securities are called or sold prior to maturity and the call or sale price is less than the purchase price. Additionally, the Fund may recognize a capital loss if it holds such securities to maturity.

High Yield, High Risk Bonds

The Fund may invest a portion of its assets in lower rated bonds.  Bonds rated below BBB by S&P or Fitch IBCA, Inc. (Fitch) or below Baa by Moody’s, commonly known as “junk bonds,” offer high yields, but also high risk.  While investment in junk bonds provides opportunities to maximize return over time, they are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments.  Investors should be aware of the following risks:

            (1)    The lower ratings of junk bonds reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates may impair the ability of the issuer to make payments of interest and principal, especially if the issuer is highly leveraged.  Such issuer's ability to meet its debt obligations may also be adversely affected by the issuer's inability to meet specific forecasts or the unavailability of additional financing.  Also, an economic downturn or an increase in interest rates may increase the potential for default by the issuers of these securities.

            (2)    The value of junk bonds may be more susceptible to real or perceived adverse economic or political events than is the case for higher quality bonds.

            (3)    The value of junk bonds, like those of other fixed income securities, fluctuates in response to changes in interest rates, generally rising when interest rates decline and falling when interest rates rise.  For example, if interest rates increase after a fixed income security is purchased, the security, if sold prior to maturity, may return less than its cost.  The prices of junk bonds, however, are generally less sensitive to interest rate changes than the prices of higher‑rated bonds, but are more sensitive to news about an issuer or the economy which is, or investors perceive as, negative.

            (4)    The secondary market for junk bonds may be less liquid at certain times than the secondary market for higher quality bonds, which may adversely affect (a) the bond's market price, (b) the Fund's ability to sell the bond, and (c) the Fund's ability to obtain accurate market quotations for purposes of valuing its assets.

For bond ratings descriptions, see “Corporate and Municipal Bond Ratings” below.

Sovereign Debt Obligations

The Fund may purchase sovereign debt instruments issued or guaranteed by foreign governments or their agencies, including debt of Latin American nations or other developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors.

Illiquid and Restricted Securities

            The Fund may not invest more than 15% (10% for money market funds) of its net assets in securities that are illiquid. A security is illiquid when the Fund cannot dispose of it in the ordinary course of business within seven days at approximately the value at which the Fund has the investment on its books.

            The Fund may invest in "restricted" securities, i.e., securities subject to restrictions on resale under federal securities laws.  Rule 144A under the Securities Act of 1933 ("Rule 144A") allows certain restricted securities to trade freely among qualified institutional investors.  Since Rule 144A securities may have limited markets, the Board of Trustees will determine whether such securities should be considered illiquid for the purpose of determining the Fund's compliance with the limit on illiquid securities indicated above.  In determining the liquidity of Rule 144A securities, the Trustees will consider: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades.

Investment in Other Investment Companies

            The Fund may purchase the shares of other investment companies to the extent permitted under the 1940 Act.  Currently, with limited exception, the Fund may not (1) own more than 3% of the outstanding voting shares of another investment company, (2) invest more than 5% of its assets in any single investment company, and (3) invest more than 10% of its assets in investment companies.  However, the Fund may invest all of its investable assets in securities of a single open‑end management investment company with substantially the same fundamental investment objectives, policies and limitations as the Fund.  Investing in other investment companies may expose a Fund to duplicate expenses and lower its value.

Notwithstanding the foregoing, as a result of an exemptive order received from the SEC, the Fund may invest cash balances in shares of money market funds advised by the Fund’s investment advisor or an affiliate of the investment advisor, in amounts up to 25% of the Fund’s total assets.

Short Sales

A short sale is the sale of a security the Fund has borrowed.  The Fund expects to profit from a short sale by selling the borrowed security for more than the cost of buying it to repay the lender.  After a short sale is completed, the value of the security sold short may rise.  If that happens, the cost of buying it to repay the lender may exceed the amount originally received for the sale by the Fund.

            The Fund may engage in short sales, but it may not make short sales of securities or maintain a short position unless, at all times when a short position is open, it owns an equal amount of such securities or of securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.  The Fund may effect a short sale in connection with an underwriting in which the Fund is a participant.

Municipal Securities

The Fund may invest in municipal bonds of any state, territory or possession of the United States (U.S.), including the District of Columbia. The Fund may also invest in municipal bonds of any political  subdivision, agency or instrumentality (e.g., counties, cities, towns, villages, districts, authorities) of the U.S. or its possessions.  Municipal bonds are debt instruments issued by or for a state or local government to support its general financial needs or to pay for special projects such as airports, bridges, highways, public transit, schools, hospitals, housing and water and sewer works.  Municipal bonds may also be issued to refinance public debt.

            Municipal bonds are mainly divided between "general obligation" and "revenue" bonds.  General obligation bonds are backed by the full faith and credit of governmental issuers with the power to tax.  They are repaid from the issuer's general revenues.  Payment, however, may be dependent upon legislative approval and may be subject to limitations on the issuer's taxing power. Enforcement of payments due under general obligation bonds varies according to the law applicable to the issuer.  In contrast, revenue bonds are supported only by the revenues generated by the project or facility.

            The Fund may also invest in industrial development bonds.  Such bonds are usually revenue bonds issued to pay for facilities with a public purpose operated by private corporations.  The credit quality of industrial development bonds is usually directly related to the credit standing of the owner or user of the facilities.  To qualify as a municipal bond, the interest paid on an industrial development bond must qualify as fully exempt from federal income tax.  However, the interest paid on an industrial development bond may be subject to the federal alternative minimum tax.

            The yields on municipal bonds depend on such factors as market conditions, the financial condition of the issuer and the issue's size, maturity date and rating.  Municipal bonds are rated by S&P, Moody's and Fitch.  Such ratings, however, are opinions, not absolute standards of quality.  Municipal bonds with the same maturity, interest rates and rating may have different yields, while municipal bonds with the same maturity and interest rate, but different ratings, may have the same yield.  Once purchased by the Fund, a municipal bond may cease to be rated or receive a new rating below the minimum required for purchase by the Fund.  Neither event would require the Fund to sell the bond, but the Fund's investment advisor would consider such events in determining whether the Fund should continue to hold it.

            The ability of the Fund to achieve its investment objective depends upon the continuing ability of issuers of municipal bonds to pay interest and principal when due.  Municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors.  Such laws extend the time for payment of principal and/or interest, and may otherwise restrict the Fund's ability to enforce its rights in the event of default.  Since there is generally less information available on the financial condition of municipal bond issuers compared to other domestic issuers of securities, the Fund's investment advisor may lack sufficient knowledge of an issue's weaknesses.  Other influences, such as litigation, may also materially affect the ability of an issuer to pay principal and interest when due.  In addition, the market for municipal bonds is often thin and can be temporarily affected by large purchases and sales, including those by the Fund and other Evergreen funds.

            From time to time, Congress has considered restricting or eliminating the federal income tax exemption for interest on municipal bonds.  Such actions could materially affect the availability of municipal bonds and the value of those already owned by the Fund.  If such legislation were passed, the Trust's Board of Trustees may recommend changes in the Fund's investment objectives and policies or dissolution of the Fund.   In order for the interest on a municipal security to be tax exempt, the municipal security must meet certain legal requirements. Failure to meet such requirements may cause the interest received and distributed by the Fund to shareholders to be taxable.

U.S. Virgin Islands, Guam and Puerto Rico

The Fund may invest in obligations of the governments of the U.S. Virgin Islands, Guam and Puerto Rico to the extent such obligations are exempt from the income or intangibles taxes, as applicable, of the state for which the Fund is named.  The Fund does not presently intend to invest more than (a) 10% of its net assets in the obligations of each of the U.S. Virgin Islands and Guam or (b) 25% of its net assets in the obligations of Puerto Rico.  Accordingly, the Fund may be adversely affected by local political and economic conditions and developments within the U.S. Virgin Islands, Guam and Puerto Rico affecting the issuers of such obligations.

Tender Option Bonds

A tender option bond is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates.  The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which the institution grants the security holder the option, at periodic intervals, to tender its securities to the institution.  As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond’s fixed coupon rate and the rate, as determined by a remarketing or similar agent, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination.  Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate.  An institution will normally not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond.  The tender option will be taken into account in determining the maturity of the tender option bonds and a Fund’s average portfolio maturity.  There is a risk that a Fund will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax.  Certain tender option bonds may be illiquid or may become illiquid as a result of a credit rating downgrade, payment default or a disqualification from tax-exempt status.

Master Demand Notes

The Fund may invest in master demand notes.  These are unsecured obligations that permit the investment of fluctuating amounts by the Fund at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the issuer, as borrower.  Master demand notes may permit daily fluctuations in the interest rate and daily changes in the amounts borrowed.  The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount.  The borrower may repay up to the full amount of the note without penalty. Master demand notes permit the Fund to demand payment of principal and accrued interest at any time (on not more than seven days' notice).  Notes acquired by the Fund may have maturities of more than one year, provided that (1) the Fund is entitled to payment of principal and accrued interest upon not more than seven days' notice, and (2) the rate of interest on such notes is adjusted automatically at periodic intervals, which normally will not exceed 31 days, but may extend up to one year.  The notes are deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period.  Because these types of notes are direct lending arrangements between the lender and borrower, such instruments are not normally traded and there is no secondary market for these notes, although they are redeemable and thus repayable by the borrower at face value plus accrued interest at any time.  Accordingly, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In connection with master demand note arrangements, the Fund‘s investment advisor considers, under standards established by the Board of Trustees, earning power, cash flow and other liquidity ratios of the borrower and will monitor the ability of the borrower to pay principal and interest on demand.  These notes are not typically rated by credit rating agencies.  Unless rated, the Fund may invest in them only if at the time of an investment the issuer meets the criteria established for high quality commercial paper, i.e., rated A-1 by S&P, Prime-1 by Moody’s or F-1 by Fitch.

Payment‑in‑kind Securities

The Fund may invest in payment‑in‑kind (PIK) securities. PIKs pay interest in either cash or additional securities, at the issuer's option, for a specified period.  The issuer's option to pay in additional securities typically ranges from one to six years, compared to an average maturity for all PIK securities of eleven years. Call protection and sinking fund features are comparable to those offered on traditional debt issues.

PIKs, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow.  Several PIKs are senior debt. In other cases, where PIKs are subordinated, most senior lenders view them as equity equivalents.

An advantage of PIKs for the issuer ‑‑ as with zero coupon securities ‑‑ is that interest payments are automatically compounded (reinvested) at the stated coupon rate, which is not the case with cash‑paying securities.  However, PIKs are gaining popularity over zeros since interest payments in additional securities can be monetized and are more tangible than accretion of a discount.

As a group, PIK bonds trade flat (i.e., without accrued interest).  Their price is expected to reflect an amount representing accreted interest since the last payment.  PIKs generally trade at higher yields than comparable cash‑paying securities of the same issuer.  Their premium yield is the result of the lesser desirability of non‑cash interest, the more limited audience for non‑cash paying securities, and the fact that many PIKs have been issued to equity investors who do not normally own or hold such securities.

Calculating the true yield on a PIK security requires a discounted cash flow analysis if the security (ex interest) is trading at a premium or a discount because the realizable value of additional payments is equal to the current market value of the underlying security, not par.

Regardless of whether PIK securities are senior or deeply subordinated, issuers are highly motivated to retire them because they are usually their most costly form of capital.

Zero Coupon "Stripped" Bonds

The Fund may invest in zero coupon "stripped" bonds. These represent ownership in serially maturing interest payments or principal payments on specific underlying notes and bonds, including coupons relating to such notes and bonds.  The interest and principal payments are direct obligations of the issuer. Interest zero coupon bonds of any series mature periodically from the date of issue of such series through the maturity date of the securities related to such series.  Principal zero coupon bonds mature on the date specified therein, which is the final maturity date of the related securities.  Each zero coupon bond entitles the holder to receive a single payment at maturity.  There are no periodic interest payments on a zero coupon bond.  Zero coupon bonds are offered at discounts from their face amounts.

In general, owners of zero coupon bonds have substantially all the rights and privileges of owners of the underlying coupon obligations or principal obligations.  Owners of zero coupon bonds have the right upon default on the underlying coupon obligations or principal obligations to proceed directly and individually against the issuer and are not required to act in concert with other holders of zero coupon bonds.

For federal income tax purposes, a purchaser of principal zero coupon bonds or interest zero coupon bonds (either initially or in the secondary market) is treated as if the buyer had purchased a corporate obligation issued on the purchase date with an original issue discount equal to the excess of the amount payable at maturity over the purchase price.  The purchaser is required to take into income each year as ordinary income an allocable portion of such discounts determined on a "constant yield" method.  Any such income increases the holder's tax basis for the zero coupon bond, and any gain or loss on a sale of the zero coupon bonds relative to the holder's basis, as so adjusted, is a capital gain or loss.  If the holder owns both principal zero coupon bonds and interest zero coupon bonds representing an interest in the same underlying issue of securities, a special basis allocation rule (requiring the aggregate basis to be allocated among the items sold and retained based on their relative fair market value at the time of sale) may apply to determine the gain or loss on a sale of any such zero coupon bonds.

Mortgage‑Backed or Asset‑Backed Securities

The Fund may invest in mortgage‑backed securities and asset‑backed securities.  Two principal types of mortgage‑backed securities are collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs).  CMOs are securities collateralized by mortgages, mortgage pass‑throughs, mortgage pay‑through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage‑backed bonds (general obligations of the issuers payable out of the issuers' general funds and additionally secured by a first lien on a pool of single family detached properties).  Many CMOs are issued with a number of classes or series which have different maturities and are retired in sequence.

Investors purchasing CMOs in the shortest maturities receive or are credited with their pro rata portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal up to a predetermined portion of the total CMO obligation. Until that portion of such CMO obligation is repaid, investors in the longer maturities receive interest only.  Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass‑throughs to be prepaid prior to their stated maturity.  Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass‑throughs issued or guaranteed by U.S. government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

In addition to mortgage‑backed securities, the Fund may invest in securities secured by other assets including company receivables, truck and auto loans, leases, and credit card receivables. These issues may be traded over‑the‑counter and typically have a short‑intermediate maturity structure depending on the pay down characteristics of the underlying financial assets which are passed through to the security holder.

Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due.  Most issuers of asset‑backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicers were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset‑backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of related asset‑backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

In general, issues of asset‑backed securities are structured to include additional collateral and/or additional credit support to protect against the risk that a portion of the collateral supporting the asset‑backed securities may default and/or may suffer from these defects.  In evaluating the strength of particular issues of asset‑backed securities, the investment advisor considers the financial strength of the guarantor or other provider of credit support, the type and extent of credit enhancement provided as well as the documentation and structure of the issue itself and the credit support.

TBA Mortgage Securities

TBA refers to “To Be Announced.”  These types of securities are mortgage pools where the issuer has defined and agreed to, in advance, the terms for investors, but has not yet specified the mortgages that will act as collateral.

Variable or Floating Rate Instruments

The Fund may invest in variable or floating rate instruments which may involve a demand feature and may include variable amount master demand notes which may or may not be backed by bank letters of credit.  Variable or floating rate instruments bear interest at a rate which varies with changes in market rates.  The holder of an instrument with a demand feature may tender the instrument back to the issuer at par prior to maturity.  A variable amount master demand note is issued pursuant to a written agreement between the issuer and the holder, its amount may be increased by the holder or decreased by the holder or issuer, it is payable on demand, and the rate of interest varies based upon an agreed formula.  The quality of the underlying credit must, in the opinion of the investment advisor, be equivalent to the long‑term bond or commercial paper ratings applicable to permitted investments for the Fund.  The investment advisor will monitor, on an ongoing basis, the earning power, cash flow, and liquidity ratios of the issuers of such instruments and will similarly monitor the ability of an issuer of a demand instrument to pay principal and interest on demand.

Real Estate Investment Trusts

            The Fund may invest in investments related to real estate including real estate investment trusts (REITs).  Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates.  In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage real estate investment trusts may be affected by borrower default risk and interest rate risk.  REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects.  Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”) and to maintain exemption from the 1940 Act.  In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate.

Limited Partnerships

The Fund may invest in limited and master limited partnerships.  A limited partnership is a partnership consisting of one or more general partners, jointly and severally responsible as ordinary partners, and by whom the business is conducted, and one or more limited partners who contribute cash as capital to the partnership and who generally are not liable for the debts of the partnership beyond the amounts contributed. Limited partners are not involved in the day-to-day management of the partnership. They receive income, capital gains and other tax benefits associated with the partnership project in accordance with terms established in the partnership agreement.  Typical limited partnerships are in real estate, oil and gas and equipment leasing, but they also finance movies, research and development, and other projects.

For an organization classified as a partnership under the Code, each item of income, gain, loss, deduction, and credit is not taxed at the partnership level but flows through to the holder of the partnership unit. This allows the partnership to avoid double taxation and to pass through income to the holder of the partnership unit at lower individual rates.

A master limited partnership is a publicly traded limited partnership. The partnership units are registered with the SEC and are freely exchanged on a securities exchange or in the over-the-counter market.

Stand-by Commitments

When the Fund purchases tax-exempt securities, it has the authority to acquire stand-by commitments from banks and broker-dealers with respect to those tax-exempt securities.  A stand-by commitment may be considered a security independent of the state tax-exempt security to which it relates.  The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances, would be substantially the same as the market value of the underlying tax-exempt security to a third party at any time.  The Fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration.  No Fund expects to assign any value to stand-by commitments.

Domestic Equity Depositary Receipts

The Fund may invest in Domestic Equity Depositary Receipts. These instruments represent interests in a unit investment trust (“UIT”) that holds a portfolio of common stocks that is intended to track the price and dividend performance of a particular index.  Common examples of Domestic Equity Depositary Receipts include S&P Depositary Receipts (“SPDRs”) and Nasdaq 100 Shares, which may be obtained from the UIT issuing the securities or purchased in the secondary market (SPDRs and Nasdaq 100 Shares are listed on the American Stock Exchange).

Domestic Equity Depositary Receipts are not individually redeemable, except upon termination of the UIT that issued them.  The liquidity of small holdings of Domestic Equity Depositary Receipts depends upon the existence of a secondary market.

The redemption price (and therefore the sale price) of Domestic Equity Depositary Receipts is derived from and based upon the securities held by the UIT that issued them.  Accordingly, the level of risk involved in the purchase or redemption or sale of a Domestic Equity Depositary Receipt is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the price of Domestic Equity Depositary Receipts is based on the value of a basket of stocks.  Disruptions in the markets for the securities underlying Domestic Equity Depositary Receipts purchased or sold by the Fund could result in losses on Domestic Equity Depositary Receipts.

PURCHASE AND REDEMPTION OF SHARES

You may buy shares of the Fund through Evergreen Investment Services, Inc. (EIS), broker‑dealers that have entered into special agreements with EIS or certain other financial institutions.  With certain exceptions, the Fund may offer up to eight different classes of shares that differ primarily with respect to sales charges and distribution fees.  Depending upon the class of shares, you will pay a front-end sales charge when you buy the Fund's shares, a contingent deferred sales charge (CDSC) when you redeem the Fund's shares or no sales charges at all.  Each Evergreen fund offers different classes of shares.  Refer to the prospectus to determine which classes of shares are offered by each Fund.

Class A Shares

The Fund’s prospectus describes the sales charges applicable to purchases of Class A shares.

There is no front-end sales charge imposed on Class A shares of Evergreen’s money market funds. However, when exchanging from Class A shares of a money market fund to a non-money market fund within the Evergreen funds family, a sales charge will be imposed on the exchange, unless the shares have been subject to a previous sales charge.

In addition to the circumstances described in the prospectus, no front-end sales charges are imposed on Class A shares purchased by shareholders of record on October 12, 1990 in any series of Evergreen Investment Trust in existence on that date, and the members of their immediate families (as defined in the prospectus).  As described in the prospectus, current and retired Directors, Trustees, officers and employees of the Evergreen funds and Wachovia Corporation and its affiliates, and members of each such individual’s immediate family, and employees of broker-dealer firms that have entered into dealer agreements with EIS, and members of each such individual’s immediate family, are eligible to purchase Class A shares at net asset value (NAV).  Accounts opened while the individual (or his or her immediate family member) is in a position giving rise to these privileges will continue to have the privilege of purchasing Class A shares at NAV after termination of the position; however, accounts opened after termination of the position (in the absence of any other circumstances giving rise to the privilege to purchase Class A shares at NAV) will not be eligible for purchases of Class A shares at NAV.  These provisions are generally intended to provide additional job-related incentives to persons who serve the Fund or work for companies associated with the Fund and selected dealers and agents of the Fund.  Since these persons are in a position to have a basic understanding of the nature of an investment company as well as a general familiarity with the Fund, sales to these persons, as compared to sales in the normal channels of distribution, require substantially less sales effort.  Similarly, these provisions extend the privilege of purchasing shares at NAV to certain classes of institutional investors who, because of their investment sophistication, can be expected to require significantly less than normal sales effort on the part of the Fund and EIS.  Furthermore, the provisions allow the Fund to be competitive in the mutual fund industry, where similar allowances are common.

In addition, in connection with the terms of a merger, acquisition or exchange offer made under a plan of reorganization, Class A shares may be purchased at NAV by certain investors of acquired funds who remain investors in the Evergreen funds, including former Investor class shareholders of Undiscovered Managers Funds, former shareholders of two funds managed by Grantham, Mayo, Van Otterloo & Co. (the GMO Global Balanced Allocation Fund and the GMO Pelican Fund) and former shareholders of America’s Utility Fund.

Class B Shares

The Fund’s prospectus describes the sales charges applicable to purchases of Class B shares.

Class B shares that have been outstanding for eight years will automatically convert to Class A shares without imposition of a front‑end sales charge or exchange fee.  Conversion of Class B shares represented by stock certificates will require the return of the stock certificate to Evergreen Service Company, LLC (ESC).

Class C Shares, Class I Shares (also referred to as Institutional Shares), Class R Shares, Class S Shares, Class S1 Shares, Administrative Shares, Institutional Service Shares, Investor Shares, Participant Shares, Reserve Shares and Resource Shares

The Fund’s prospectus describes, if applicable, the sales charges applicable to purchases of Class C shares, Class I shares (also referred to as Institutional shares), Class R shares, Class S shares, Class S1 shares, Administrative shares, Institutional Service shares, Investor shares, Participant shares, Reserve shares and Resource shares.

Contingent Deferred Sales Charge

The Fund charges a CDSC on certain share classes as reimbursement for certain expenses, such as commissions or shareholder servicing fees, that it has incurred in connection with the sale of its shares (see "Distribution Expenses Under Rule 12b-1” below).  Administrative, Institutional, Institutional Service, Investor, Participant, Reserve and Resource shares do not charge a CDSC.

Redemption-in-kind

The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund's NAV (a redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting these securities to cash. The Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the Fund's NAV at the beginning of the period.

Exchanges

Investors may exchange shares of the Fund for shares of the same class of any other Evergreen fund which offers the same class of shares. See “By Exchange” under “How to Buy Shares” in the prospectus.  Before you make an exchange, you should read the prospectus of the Evergreen fund into which you want to exchange.  The Trust's Board of Trustees reserves the right to discontinue, alter or limit the exchange privilege at any time. There is no front-end sales charge imposed on Class A shares of Evergreen’s money market funds. However, when exchanging from Class A shares of a money market fund to a non-money market fund within the Evergreen funds family, a sales charge will be imposed on the exchange, unless the shares have been subject to a previous sales charge.  Exchanges are subject to certain restrictions described in each Fund’s prospectus under “Short-Term Trading” in the “Other Fund Practices” section.

Automatic Reinvestment

As described in the prospectus, a shareholder may elect to receive dividends and capital gains distributions in cash instead of shares.  However, ESC will automatically reinvest all subsequent dividends and distributions in additional shares when it learns that the postal or other delivery service is unable to deliver checks or transaction confirmations to the shareholder's address of record.  When a check is returned, the Fund will hold the check amount in a no-interest account in the shareholder's name until the shareholder updates his or her address or automatic reinvestment begins.  Uncashed or returned redemption checks will also be handled in the manner described above.

PRICING OF SHARES

Calculation of Net Asset Value

            The Fund calculates its NAV once daily on Monday through Friday, as described in the prospectus.  The Fund will not compute its NAV on the days the New York Stock Exchange is closed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Evergreen reserves the right to adjust the closing time to coincide with an earlier closing of the New York Stock Exchange or due to other unusual circumstances.

            The NAV of the Fund is calculated by dividing the value of the Fund's net assets attributable to that class by all of the shares issued for that class.

Valuation of Portfolio Securities

            Current values for the Fund's portfolio securities are determined as follows:

                        (1)  Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Securities traded on an established securities exchange or in the over-the-counter market for which there has been no sale and other securities traded in the over-the-counter market are valued at the mean of the bid and asked prices at the time of valuation.

Portfolio debt securities acquired with more than 60 days to maturity are fair valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

                        (4)  Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded.  If there has been no sale, the securities are valued at the mean between bid and asked prices.  Foreign securities may be valued at fair value according to procedures approved by the Board of Trustees if the closing price is not reflective of current market values due to trading or events occurring in the foreign markets between the close of the established exchange and the valuation time of the Fund. In addition, substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market.  The value of foreign securities may be adjusted if such movements in the U.S. market exceed a specified threshold.

                        (5)  Short-term investments maturing in sixty days or less are valued at amortized cost, which approximates market value.

Securities, including restricted securities, for which market quotations are not readily available; listed securities or those on NMS if, in the investment advisor’s opinion, the last sales price does not reflect an accurate current market value; and other assets are valued at prices deemed in good faith to be fair under procedures established by the Board of Trustees.

Investments in other mutual funds are valued at net asset value.

From Money Market Funds, as permitted under Rule 2a-7 of the 1940 Act, securities are valued at amortized cost, which approximates market value.

PRINCIPAL UNDERWRITER

            EIS is the principal underwriter for the Trust and with respect to each class of shares of the Fund.  The Trust has entered into a Principal Underwriting Agreement (Underwriting Agreement) with EIS with respect to each class of the Fund.

            EIS, as agent, has agreed to use its best efforts to find purchasers for the shares.  EIS may retain and employ representatives to promote distribution of the shares and may obtain orders from broker‑dealers, and others, acting as principals, for sales of shares to them.  The Underwriting Agreement provides that EIS will bear the expense of preparing, printing, and distributing advertising and sales literature and prospectuses used by it.

            All subscriptions and sales of shares by EIS are at the public offering price of the shares, which is determined in accordance with the provisions of the Trust's Declaration of Trust, By‑Laws, current prospectuses and SAI.  All orders are subject to acceptance by the Fund and the Fund reserves the right, in its sole discretion, to reject any order received.  Under the Underwriting Agreement, the Fund is not liable to anyone for failure to accept any order.

            EIS has agreed that it will, in all respects, duly conform with all state and federal laws applicable to the sale of the shares.  EIS has also agreed that it will indemnify and hold harmless the Trust and each person who has been, is, or may be a Trustee or officer of the Trust against expenses reasonably incurred by any of them in connection with any claim, action, suit, or proceeding to which any of them may be a party that arises out of or is alleged to arise out of any misrepresentation or omission to state a material fact on the part of EIS or any other person for whose acts EIS is responsible or is alleged to be responsible, unless such misrepresentation or omission was made in reliance upon written information furnished by the Trust.

            The Underwriting Agreement provides that it will remain in effect as long as its terms and continuance are approved annually (i) by a vote of a majority of the Trust's Trustees who are not interested persons of the Fund, as defined in the 1940 Act (the “Independent Trustees”), and (ii) by vote of a majority of the Trust's Trustees, in each case, cast in person at a meeting called for that purpose.

            The Underwriting Agreement may be terminated, without penalty, on 60 days' written notice by the Board of Trustees or by a vote of a majority of outstanding shares subject to such agreement.  The Underwriting Agreement will terminate automatically upon its "assignment," as that term is defined in the 1940 Act.

            From time to time, if, in EIS's judgment, it could benefit the sales of shares, EIS may provide to selected broker‑dealers promotional materials and selling aids.

DISTRIBUTION EXPENSES UNDER RULE 12b-1

The Fund bears some of the costs of selling its Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares (“Share Classes”), as applicable, including certain advertising, marketing and shareholder service expenses, pursuant to Rule 12b-1 of the 1940 Act.  These 12b-1 fees are indirectly paid by the shareholder, as shown by the Fund’s expense table in the prospectus. The 12b-1 fees are composed of distribution fees and service fees which are described further below. Certain Wachovia affiliates receive 12b-1 fees from the Funds.

Class I and Institutional shares of the Fund do not pay 12b-1 fees.

Under the Distribution Plans (each a “Plan,” together, the “Plans”) that the Fund has adopted for its Share Classes, the Fund may incur expenses for 12b-1 fees up to a maximum annual percentage of the average daily net assets attributable to a class, as described below. Amounts paid under the Plans are used to compensate EIS pursuant to Distribution Agreements (each an “Agreement,” together, the “Agreements”) that the Fund has entered into with respect to its Share Classes, as applicable.

Class	Current Maximum 12b-1 Fees Allowed Under the Plans
A	0.75%(a)
B	1.00%
C	1.00%
S	0.75%(b)
S1	0.75%(b)
Administrative	0.75%(c)
Institutional Service	0.75%(d)
Investor	0.75%(e)
Participant	0.75%(f)
Reserve	0.75%(g)
Resource	1.00%(h)
R	1.00%(i)

Currently limited to 0.30% or less on Evergreen funds. Of this amount 0.25% is to be used exclusively as a service fee.  See the expense table in the prospectus of the Fund in which you are interested.

Currently limited to 0.60% or less on Evergreen money market funds. Of this amount 0.25% is to be used exclusively as a service fee.  See the expense table in the prospectus of the Fund in which you are interested.

Currently limited to 0.05% or less on Evergreen institutional money market funds. This amount is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

Currently limited to 0.25% or less on Evergreen institutional money market funds or other Evergreen funds offering Institutional Service shares. This amount is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

Currently limited to 0.10% or less on Evergreen institutional money market funds. This amount is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

Currently limited to 0.50% or less on Evergreen institutional money market funds. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

Currently limited to 0.65% or less on Evergreen institutional money market funds. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

Currently limited to 0.80% or less on Evergreen institutional money market funds. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

Currently limited to 0.50% or less on Evergreen funds. Of this amount 0.25% is to be used exclusively as a service fee.  See the expense table in the prospectus of the Fund in which you are interested.

Of the amounts above, each class may pay under its Plan a maximum service fee of 0.25% to compensate organizations, which may include the Fund’s investment advisor or its affiliates, for personal services provided to shareholders and the maintenance of shareholder accounts.  The Fund may not, during any fiscal period, pay 12b-1 fees greater than the amounts described in the chart above under “Current Maximum 12b-1 Fees Allowed Under the Plans.” The Trustees may, without shareholder approval, increase the fees allowed under the Agreements up to the current maximum 12b-1 fees allowed under the Plans.

The Agreements provide that EIS will use the distribution fees received from the Fund for the following purposes:

(1)        to compensate broker-dealers or other persons for distributing Fund shares;

(2)        to compensate broker-dealers, depository institutions and other financial intermediaries for providing administrative, accounting and other services with respect to the Fund’s shareholders; and

(3)        to otherwise promote the sale of Fund shares.

The Agreements also provide that EIS may use distribution fees to make interest and principal payments in respect of amounts that have been financed to pay broker-dealers or other persons for distributing Fund shares.  EIS may assign its rights to receive compensation under the Plans to secure such financings.  Wachovia or its affiliates may finance payments made by EIS to compensate broker-dealers or other persons for distributing shares of the Fund.

In the event the Fund acquires the assets of another mutual fund, compensation paid to EIS under the Agreements may be paid by EIS to the acquired fund’s distributor or its predecessor.

Since EIS’s compensation under the Agreements is not directly tied to the expenses incurred by EIS, the compensation received by it under the Agreements during any fiscal year may be more or less than its actual expenses and may result in a profit to EIS.  Distribution expenses incurred by EIS in one fiscal year that exceed the compensation paid to EIS for that year may be paid from distribution fees received from the Fund in subsequent fiscal years.

Distribution fees are accrued daily and paid at least annually on Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares and are charged as class expenses, as accrued.  The distribution fees attributable to the Class B and Class C shares are designed to permit an investor to purchase such shares through broker‑dealers without the assessment of a front‑end sales charge, while at the same time permitting EIS to compensate broker‑dealers in connection with the sale of such shares.

            Service fees are accrued daily and paid at least annually on Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares and are charged as class expenses, as accrued.

            Under the Plans, the Treasurer of the Trust reports the amounts expended under the Plans and the purposes for which such expenditures were made to the Trustees of the Trust for their review on a quarterly basis.  Also, each Plan provides that the selection and nomination of the Independent Trustees are committed to the discretion of such Independent Trustees then in office.

            The investment advisor may from time to time from its own funds or such other resources as may be permitted by rules of the SEC make payments for distribution services to EIS; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

            Each Plan and the Agreement will continue in effect for successive 12‑month periods provided, however, that such continuance is specifically approved at least annually by the Trustees of the Trust or by vote of the holders of a majority of the outstanding voting securities of that class and, in either case, by a majority of the Independent Trustees of the Trust.

            The Plans permit the payment of fees to brokers and others for distribution and shareholder‑related administrative services and to broker‑dealers, depository institutions, financial intermediaries and administrators for administrative services as to Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares.  The Plans are designed to (i) stimulate brokers to provide distribution and administrative support services to the Fund and holders of Class A, Class B, Class C, Class S, Class S1 and Institutional Service shares and (ii) stimulate administrators to render administrative support services to the Fund and holders of Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares.  The administrative services are provided by a representative who has knowledge of the shareholder's particular circumstances and goals, and include, but are not limited to providing office space, equipment, telephone facilities, and various personnel including clerical, supervisory, and computer, as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries regarding Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares; assisting clients in changing dividend options, account designations, and addresses; and providing such other services as the Fund reasonably requests for its Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares.

            In the event that the Plan or Agreement is terminated or not continued with respect to one or more classes of the Fund, (i) no distribution fees (other than current amounts accrued but not yet paid) would be owed by the Fund to EIS with respect to that class or classes, and (ii) the Fund would not be obligated to pay EIS for any amounts expended under the Agreement not previously recovered by EIS from distribution services fees in respect of shares of such class or classes through deferred sales charges.

            All material amendments to any Plan or Agreement must be approved by a vote of the Trustees of the Trust or the holders of the Fund's outstanding voting securities, voting separately by class, and in either case, by a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval; and any Plan or Agreement may not be amended in order to increase materially the costs that a particular class of shares of the Fund may bear pursuant to the Plan or Agreement without the approval of a majority of the holders of the outstanding voting shares of the class affected.  Any Plan or Agreement may be terminated (i) by the Fund without penalty at any time by a majority vote of the holders of the outstanding voting securities of the Fund, voting separately by class or by a majority vote of the Independent Trustees, or (ii) by EIS.  To terminate any Agreement, any party must give the other parties 60 days' written notice; to terminate a Plan only, the Fund need give no notice to EIS.  Any Agreement will terminate automatically in the event of its assignment.  For more information about 12b-1 fees, see “Expenses” in the prospectus and “12b-1 Fees” under “Expenses” in Part 1 of this SAI. To the extent EIMC and EIS are compensated based on assets under management in the Evergreen funds, they may be considered to have an interest in the operation of the Plans.

SERVICE FEES AND COMMISSIONS PAID TO INVESTMENT FIRMS

            EIS will pay service fees to investment firms based on the average daily net asset value of Class A, Class B, Class C, Class S, Class S1, Administrative, Investor, Participant, Reserve, Resource, Institutional Service and Class R shares, as applicable, of a Fund which the investment firm has sold and which are issued and outstanding on the books of the Fund during each quarter, and which are registered in the names of customers for whom the investment firm is the dealer of record (“Eligible Shares”).

The rate of such service fees of a Fund for Class A and Institutional Service shares (excluding Evergreen money market funds, Evergreen Short-Intermediate Municipal Bond Fund, Evergreen Limited Duration Fund and Evergreen Short Intermediate Bond Fund) will be calculated quarterly at the rate of 0.0625% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.25% annually) during such quarter.

The rate of service fees of an Evergreen money market fund with Class A shares will be calculated quarterly at the rate of 0.075% per quarter of the average daily net asset value of such Eligible Shares (approximately 0.30% annually) during such quarter.

The rate of service fees of Evergreen Short-Intermediate Municipal Bond Fund, Evergreen Limited Duration Fund and Evergreen Short Intermediate Bond Fund for Class A shares will be calculated quarterly at the rate of 0.025% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.10% annually) during such quarter.

The rate of service fees of a Fund with Administrative Shares will be calculated quarterly at the rate of 0.0125% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.05% annually) during such quarter.

The rate of service fees of a Fund with Investor Shares will be calculated quarterly at the rate of 0.025% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.10% annually) during such quarter.

The rate of service fees of a Fund with Participant and Class R Shares will be calculated quarterly at the rate of 0.125% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.50% annually) during such quarter.

The rate of service fees of a Fund with Reserve Shares will be calculated quarterly at the rate of 0.1625% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.65% annually) during such quarter.

The rate of service fees of a Fund with Resource Shares will be calculated quarterly at the rate of 0.20% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.80% annually) during such quarter.

The rate of service fees of a Fund with Class S and Class S1 Shares will be calculated quarterly at the rate of 0.15% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.60% annually) during such quarter.

The amount of any service fee that exceeds 0.25% is considered an “asset-based sales charge” and is calculated into the appropriate maximum aggregate cap as specified in the rules of the National Association of Securities Dealers.

The rate of such service fees of a Fund for Class B shares will be calculated quarterly at the rate of 0.0625% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.25% annually) during such quarter.

EIS will pay service fees to investment firms based on the average daily net asset value of Class C shares of the Fund they have sold, provided such shares have been on the books of the Fund for a minimum of 13 months from the date of purchase (plus any reinvested distributions attributable to such shares), which have been issued and outstanding on the books of such Fund during the respective quarter and which are registered in the names of customers for whom the investment firm is the dealer of record (“Class C Eligible Shares”).  Such service fees will be calculated quarterly at the rate of 0.0625% per quarter of the average daily net asset value of all such Class C Eligible Shares (approximately 0.25% annually).

In any quarter in which total service fees earned by the investment firm on such Eligible Shares of all Funds are less than $50.00 in the aggregate, no service fees will be paid to the investment firm nor will such amounts be carried over for payment in a future quarter.  Service fees will be paid within five business days after the end of the service commission period in the respective quarter.  EIS will pay service fees only to the extent that such amounts have been paid to EIS by the Fund.

            No service fees are paid on sales of any Class I or Institutional shares of the Fund.

Commissions

            EIS pays commissions to investment firms for sales of Class A shares at the following rates:

Equity Funds (except Evergreen Envision Growth Fund, Evergreen Envision Growth and Income Fund, Evergreen Large Cap Equity Fund and Evergreen Equity Index Fund)	Your Investment	Dealer Commission as a % of Offering Price
	Up to $49,999	5.00%
	$50,000-$99,999	4.25%
	$100,000-$249,999	3.25%
	$250,000-$499,999	2.00%
	$500,000-$999,999	1.75%
	$1,000,000-$2,999,999	1.00% of the first $2,999,999, plus
	$3,000,000-$4,999,999	0.50% of the next $2,000,000, plus
	$5,000,000 or greater	0.25% of amounts equal to or over $5,000,000

Long-term Bond Funds (including Evergreen Envision Growth Fund, Evergreen Envision Growth and Income Fund, Evergreen Large Cap Equity Fund and Evergreen Equity Index Fund)	Your Investment	Dealer Commission as a % of Offering Price
	Up to $49,999	4.25%
	$50,000-$99,999	4.25%
	$100,000-$249,999	3.25%
	$250,000-$499,999	2.00%
	$500,000-$999,999	1.75%
	$1,000,000-$2,999,999	1.00% of the first $2,999,999, plus*
	$3,000,000-$4,999,999	0.50% of the next $2,000,000, plus*
	$5,000,000 or greater	0.25% of amounts equal to or over $5,000,000*

*    Evergreen Envisions Funds and Evergreen Equity Index Fund pays 0.25% to investment firms for all amounts over $1,000,000.

Short-term Bond Funds	Your Investment	Dealer Commission as a % of Offering Price
	Up to $49,999	2.75%
	$50,000-$99,999	2.75%
	$100,000-$249,999	2.25%
	$250,000-$499,999	1.75%
	$500,000-$999,999	1.25%
	$1,000,000-$2,999,999	0.50% of the first $2,999,999, plus
	$3,000,000 or greater	0.25% of amounts equal to or over $3,000,000**

**  Evergreen Adjustable Rate Fund and Evergreen Ultra Short Opportunities Fund pay 0.25% to investment firms for all amounts over $1,000,000.

            EIS pays commissions, also referred to as a Dealer Allowance, to investment firms for sales of Class B shares in the amount of 4.00% of shares sold at the time of purchase.

EIS pays commissions to investment firms for sales of Class C shares in the amount of 1.00% of shares sold at the time of purchase.

EIS will also pay subsequent commissions to investment firms for sales of Class C shares based on the average daily net asset value of Class C shares of the Fund sold provided such shares have been on the books of the Fund for a minimum of 13 months from the date of purchase (plus any reinvested distributions attributable to such shares), which have been issued and outstanding on the books of such Fund during the calendar quarter and which are registered in the names of customers for whom the investment firm is the dealer of record (“Eligible Shares”).  Such commissions will be calculated quarterly at the rate of 0.1875% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.75% annually) during such quarter.  Such commissions will be paid by the twentieth day of the month before the end of the respective quarter.  Such commissions will continue to be paid to the investment firm quarterly so long as aggregate payments do not exceed applicable NASD limitations and other governing regulations.

            No commissions are paid on sales of any Class I, Administrative, Institutional Service, Investor, Participant, Reserve, Resource, Class R, Class S and Class S1 shares of a Fund.

TAX INFORMATION

Requirements for Qualifications as a Regulated Investment Company

            The Fund intends to qualify for and elect the tax treatment applicable to a regulated investment company (RIC) under Subchapter M of the Code.  (Such qualification does not involve supervision of management or investment practices or policies by the Internal Revenue Service.)  In order to qualify as a RIC, the Fund must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to proceeds from securities loans, gains from the sale or other disposition of securities or foreign currencies and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or foreign currencies, and net income from certain publicly traded partnerships; and (ii) diversify its holdings so that, at the end of each quarter of its taxable year, (a) at least 50% of the market value of the Fund's total assets is represented by cash, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), the securities of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses, or in the securities of one or more publicly traded partnerships.  By so qualifying, the Fund is not subject to federal income tax if it timely distributes its investment company taxable income and any net realized capital gains.  A 4% nondeductible excise tax will be imposed on the Fund to the extent it does not meet certain distribution requirements with respect to each calendar year and with respect to each one-year period ending on October 31.  The Fund anticipates meeting such distribution requirements.

Taxes on Distributions

Unless the Fund is a municipal bond or municipal money market fund, distributions will be taxable to shareholders whether made in shares or in cash.  Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of the Fund on the reinvestment date.

            To calculate ordinary income for federal income tax purposes, shareholders must generally include dividends paid by the Fund from its investment company taxable income (net taxable investment income plus net realized short‑term capital gains, if any).  The Fund will include dividends it receives from domestic corporations when the Fund calculates its gross investment income.  Unless the Fund is a corporate, U.S. Treasury, U.S. Government or municipal bond fund or a money market fund, it anticipates that all or a portion of the ordinary dividends which it pays will qualify for the 70% dividends-received deduction for corporations and the current 15% rate of tax for other taxpayers who have met the relevant holding period requirements.  The Fund will inform shareholders of the amounts that so qualify.  If the Fund is a corporate, U.S. Treasury, U.S. Government or municipal bond fund or a money market fund, none of its income will consist of corporate dividends; therefore, none of its distributions will qualify for the 70% dividends-received deduction for corporations or the 15% rate of tax for other taxpayers.

From time to time, the Fund will distribute the excess of its net long‑term capital gains over its short‑term capital loss to shareholders (i.e., capital gain dividends).  For federal tax purposes, shareholders must include such capital gain dividends when calculating their net long‑term capital gains.  Capital gain dividends are taxable as net long-term capital gains to a shareholder, no matter how long the shareholder has held the shares.

Distributions by the Fund reduce its NAV.  A distribution that reduces the Fund's NAV below a shareholder's cost basis is taxable as described above, although from an investment standpoint, it is a return of capital.  In particular, if a shareholder buys Fund shares just before the Fund makes a distribution, when the Fund makes the distribution the shareholder will receive what is in effect a return of capital.  Nevertheless, the shareholder may incur taxes on the distribution.  Therefore, shareholders should carefully consider the tax consequences of buying Fund shares just before a distribution.

All distributions, whether received in shares or cash, must be reported by each shareholder on his or her federal income tax return.  Each shareholder should consult a tax advisor to determine the state and local tax implications of Fund distributions.

If more than 50% of the value of the Fund's total assets at the end of a fiscal year is represented by securities of foreign corporations and the Fund elects to make foreign tax credits available to its shareholders, a shareholder will be required to include in his gross income both cash dividends and the amount the Fund advises him is his pro rata portion of income taxes withheld by foreign governments from interest and dividends paid on the Fund's investments.  The shareholder may be entitled, however, to take the amount of such foreign taxes withheld as a credit against his U.S. income tax, or to treat the foreign tax withheld as an itemized deduction from his gross income, if that should be to his advantage.  In substance, this policy enables the shareholder to benefit from the same foreign tax credit or deduction that he would have received if he had been the individual owner of foreign securities and had paid foreign income tax on the income therefrom.  As in the case of individuals receiving income directly from foreign sources, the credit or deduction is subject to a number of limitations.

Special Tax Information for Shareholders of Municipal Bond or Municipal Money Market Funds

The Fund expects that substantially all of its dividends will be "exempt interest dividends," which should be treated as excludable from federal gross income.  In order to pay exempt interest dividends, at least 50% of the value of the Fund's assets must consist of federally tax‑exempt obligations at the close of each quarter.  An exempt interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by the Fund with respect to its net federally excludable municipal obligation interest and designated as an exempt interest dividend in a written notice mailed to each shareholder not later than 60 days after the close of its taxable year.  The percentage of the total dividends paid by the Fund with respect to any taxable year that qualifies as exempt interest dividends will be the same for all shareholders of the Fund receiving dividends with respect to such year.  If a shareholder receives an exempt interest dividend with respect to any share and such share has been held for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the exempt interest dividend amount.

Any shareholder of the Fund who may be a “substantial user” (as defined by the Code) of a facility financed with an issue of tax‑exempt obligations or a "related person" to such a user should consult his tax advisor concerning his qualification to receive exempt interest dividends should the Fund hold obligations financing such facility.

            Under regulations to be promulgated, to the extent attributable to interest paid on certain private activity bonds, the Fund's exempt interest dividends, while otherwise tax‑exempt, will be treated as a tax preference item for alternative minimum tax purposes.  Corporate shareholders should also be aware that the receipt of exempt interest dividends could subject them to alternative minimum tax under the provisions of Section 56(g) of the Code (relating to "adjusted current earnings").

Interest on indebtedness incurred or continued by shareholders to purchase or carry shares of the Fund will not be deductible for federal income tax purposes to the extent of the portion of the interest expense relating to exempt interest dividends.  Such portion is determined by multiplying the total amount of interest paid or accrued on the indebtedness by a fraction, the numerator of which is the exempt interest dividends received by a shareholder in his taxable year and the denominator of which is the sum of the exempt interest dividends and the taxable distributions out of the Fund's investment income and long‑term capital gains received by the shareholder.

Taxes on the Sale or Exchange of Fund Shares

            Upon a sale or exchange of Fund shares, a shareholder will realize a taxable gain or loss depending on his or her basis in the shares.  A shareholder must treat such gains or losses as a capital gain or loss if the shareholder held the shares as capital assets.  Currently, capital gain on assets held for more than 12 months is generally subject to a maximum federal income tax rate of 15% for an individual.  Generally, the Code will not allow a shareholder to realize a loss on shares he or she has sold or exchanged and replaced within a 61-day period beginning 30 days before and ending 30 days after he or she sold or exchanged the shares.  The Code will not allow a shareholder to realize a loss on the sale of Fund shares held by the shareholder for six months or less to the extent the shareholder received exempt interest dividends on such shares.  Moreover, the Code will treat a shareholder's loss on shares held for six months or less as a long‑term capital loss to the extent the shareholder received distributions of net capital gains on such shares.

            Shareholders who fail to furnish their taxpayer identification numbers to the Fund and to certify as to its correctness and certain other shareholders may be subject to a federal income tax backup withholding requirement at the rate of 28% on dividends, distributions of capital gains and redemption proceeds paid to them by the Fund.  If the withholding provisions are applicable, any such dividends or capital gain distributions to these shareholders, whether taken in cash or reinvested in additional shares, and any redemption proceeds will be reduced by the amounts required to be withheld.  Investors may wish to consult their own tax advisors about the applicability of the backup withholding provisions.

Other Tax Considerations

            The foregoing discussion relates solely to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates).  It does not reflect the special tax consequences to certain taxpayers (e.g., banks, insurance companies, tax exempt organizations and foreign persons).  Shareholders are encouraged to consult their own tax advisors regarding specific questions relating to federal, state and local tax consequences of investing in shares of the Fund.  Each shareholder who is not a U.S. person should consult his or her tax advisor regarding the U.S. and foreign tax consequences of ownership of shares of the Fund.  The Fund will withhold a tax at a rate of 30% (or lower under a tax treaty) on all ordinary dividend distributions to non-U.S. persons.  Under recent legislation, the withholding obligation generally does not apply to properly designated dividends derived from certain interest income of the Fund or from short-term capital gains of the Fund which are paid with respect to Fund years beginning before January 1, 2008. The Fund does not intend to make the designations that would be required to take advantage of this provision with respect to interest income. Consequently, all dividend distributions to non-U.S. persons will be subject to withholding unless designated as long or short-term capital gains.

BROKERAGE

Brokerage Commissions

If the Fund invests in equity securities, it expects to buy and sell them through brokerage transactions for which commissions are payable.  Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down.  Where transactions are made in the over-the-counter market, the Fund will deal with primary market makers unless more favorable prices are otherwise obtainable.

If the Fund invests in fixed income securities, it expects to buy and sell them directly from the issuer or an underwriter or market maker for the securities.  Generally, the Fund will not pay brokerage commissions for such purchases.  When the Fund buys a security from an underwriter, the purchase price will usually include an underwriting commission or concession.  The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down.  When the Fund executes transactions in the over‑the‑counter market, it will deal with primary market makers unless more favorable prices are otherwise obtainable.

Selection of Brokers

When buying and selling portfolio securities, the advisor seeks brokers who can provide the most benefit to the Fund.  When selecting a broker, the investment advisor will primarily look for the best price at the lowest commission, but in the context of the broker’s:

1.         ability to provide the best net financial result to the Fund;

2.         efficiency in handling trades;

3.         ability to trade large blocks of securities;

            4.         readiness to handle difficult trades;

5.         financial strength and stability; and

6.         provision of “research services,” defined as (a) reports and analyses concerning issuers, industries, securities and economic factors and (b) other information useful in making investment decisions.

The Fund may pay higher brokerage commissions to a broker providing it with research services, as defined in item 6, above, including Wachovia Securities, LLC, an affiliate of the Fund’s investment advisor.  Pursuant to Section 28(e) of the Securities Exchange Act of 1934, this practice is permitted if the commission is reasonable in relation to the brokerage and research services provided.  Research services provided by a broker to the investment advisor do not replace, but supplement, the services the investment advisor is required to deliver to the Fund.  It is impracticable for the investment advisor to allocate the cost, value and specific application of such research services among its clients because research services intended for one client may indirectly benefit another.

When selecting a broker for portfolio trades, the investment advisor may not consider the amount of Fund shares a broker has sold.

                Wachovia Securities, LLC, an affiliate of the Fund’s investment advisor and a member of the New York and American Stock Exchanges, may effect portfolio transactions on those exchanges for the Fund. Wachovia Securities, LLC, is a majority-owned subsidiary of Wachovia Corporation, the Fund’s investment advisor’s parent.

Simultaneous Transactions

The investment advisor makes investment decisions for the Fund independently of decisions made for its other clients.  When a security is suitable for the investment objective of more than one client, it may be prudent for the investment advisor to engage in a simultaneous transaction, that is, buy or sell the same security for more than one client.  The investment advisor strives for an equitable result in such transactions by using an allocation formula. The high volume involved in some simultaneous transactions can result in greater value to the Fund, but the ideal price or trading volume may not always be achieved for the Fund.

ORGANIZATION

            The following is qualified in its entirety by reference to the Trust’s Declaration of Trust.

Description of Shares

            The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of series and classes of shares.  Each share of the Fund represents an equal proportionate interest with each other share of that series and/or class.  Upon liquidation, shares are entitled to a pro rata share of the Trust based on the relative net assets of each series and/or class.  Shareholders have no preemptive or conversion rights.  Shares are redeemable and transferable.

Voting Rights

            Under the terms of the Declaration of Trust, the Trust is not required to hold annual meetings.  At meetings called for the initial election of Trustees or to consider other matters, each share is entitled to one vote for each dollar of “NAV” applicable to such share.  Shares generally vote together as one class on all matters.  Classes of shares of the Fund have equal voting rights.  No amendment may be made to the Declaration of Trust that adversely affects any class of shares without the approval of a majority of the votes applicable to the shares of that class.  Shares have non‑cumulative voting rights, which means that the holders of more than 50% of the votes applicable to shares voting for the election of Trustees can elect 100% of the Trustees to be elected at a meeting and, in such event, the holders of the remaining shares voting will not be able to elect any Trustees.

            After the initial meeting as described above, no further meetings of shareholders for the purpose of electing Trustees will be held, unless required by law (for such reasons as electing or removing Trustees, changing fundamental policies, and approving advisory agreements or 12b-1 plans), unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time, the Trustees then in office will call a shareholders' meeting for the election of Trustees.

Limitation of Trustees' Liability

            The Declaration of Trust provides that a Trustee will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties involved in the conduct of his office.

Code of Ethics

            The Trust, its principal underwriter and its various investment advisors have each adopted a code of ethics pursuant to the requirements of Rule 17j-1 of the 1940 Act (“Code of Ethics”).  Each of these Codes of Ethics permits Fund personnel to invest in securities, including securities that may be purchased or held by the Fund, for their own accounts and is on file with, and available from, the SEC.

Shareholder Liability

Under Delaware law, shareholders could, under certain circumstances, be held personally liable for the obligations of a Fund.  However, the Agreement and Declaration of Trust states that no shareholder shall be personally liable for the debts, liabilities, obligations and expense incurred by, contracted for, or otherwise existing with respect to the Fund and provides that notice of such disclaimer may be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Trustees.  The Agreement and Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for any obligation or liability of the Fund solely by reason of being or having been a shareholder.  Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is generally limited to the circumstances in which the Fund would be unable to meet its obligations.

INVESTMENT ADVISORY AGREEMENT

            On behalf of the Fund, the Trust has entered into an investment advisory agreement with the Fund’s investment advisor (the "Advisory Agreement").  Under the Advisory Agreement, and subject to the supervision of the Trust's Board of Trustees, the investment advisor furnishes to the Fund investment advisory, management and administrative services, office facilities, and equipment in connection with its services for managing the investment and reinvestment of the Fund's assets.  The investment advisor pays for all of the expenses incurred in connection with the provision of its services.

              The Fund pays for all charges and expenses, other than those specifically referred to as being borne by the investment advisor, including, but not limited to, (1) custodian charges and expenses; (2) bookkeeping and auditors' charges and expenses; (3) transfer agent charges and expenses; (4) fees and expenses of Independent Trustees; (5) brokerage commissions, brokers' fees and expenses; (6) issue and transfer taxes; (7) applicable costs and expenses under the Distribution Plan (as described above) (8) taxes and trust fees payable to governmental agencies; (9) the cost of share certificates; (10) fees and expenses of the registration and qualification of the Fund and its shares with the SEC or under state or other securities laws; (11) expenses of preparing, printing and mailing prospectuses, SAIs, notices, reports and proxy materials to shareholders of the Fund; (12) expenses of shareholders' and Trustees' meetings; (13) charges and expenses of legal counsel for the Fund and for the Independent Trustees on matters relating to the Fund; (14) charges and expenses of filing  annual and other reports with the SEC and other authorities; and (15) all extraordinary charges and expenses of the Fund. For information on advisory fees paid by the Fund, see “Expenses” in Part 1 of this SAI.

            The Advisory Agreement continues in effect for two years from its effective date and, thereafter, from year to year only if approved at least annually by the Board of Trustees of the Trust or by a vote of a majority of the Fund's outstanding shares.   In either case, the terms of the Advisory Agreement and continuance thereof must be approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated, without penalty, on 60 days' written notice by the Trust's Board of Trustees or by a vote of a majority of outstanding shares.  The Advisory Agreement will terminate automatically upon its "assignment" as that term is defined in the 1940 Act.

Transactions Among Advisory Affiliates

            The Trust has adopted procedures pursuant to Rule 17a‑7 of the 1940 Act ("Rule 17a‑7 Procedures").  The Rule 17a‑7 Procedures permit the Fund to buy or sell securities from another investment company for which a subsidiary of Wachovia Corporation is an investment advisor.  The Rule 17a‑7 Procedures also allow the Fund to buy or sell securities from other advisory clients for whom a subsidiary of Wachovia Corporation is an investment advisor.  The Fund may engage in such transaction if it is equitable to each participant and consistent with each participant's investment objective.

PORTFOLIO MANAGERS

Other Funds and Accounts Managed.  The following table provides information about the registered investment companies and other pooled investment vehicles and accounts managed by the portfolio managers of the Funds as of the Funds’ most recent fiscal year end, March 31, 2006.

Portfolio Manager		(Assets in thousands)

Diane C. Beaver	Assets of registered investment companies managed
	EVERGREEN CONNECTICUT MUNICIPAL BOND FUND	$75,614
	EVERGREEN SHORT-INTERMEDIATE MUNICIPAL BOND FUND	462,376
	EVERGREEN CALIFORNIA MUNI MONEY MARKET FUND	218,333
	EVERGREEN NEW JERSEY MUNICIPAL MONEY MARKET FUND	211,011
	EVERGREEN NEW YORK MUNICIPAL MONEY MARKET FUND	297,898
	EVERGREEN PENNSYLVANIA MUNI MONEY MARKET FUND	196,015
	TOTAL..................................................................................................................	$1,461,247
	Those subject to performance fee.......................................................................	0
	Number of other pooled investment vehicles managed...............................................	0
	Assets of other pooled investment vehicles managed........................................	$0
	Number of those subject to performance fee......................................................	0
	Number of separate accounts managed.....................................................................	0
	Assets of separate accounts managed...............................................................	$0
	Number of those subject to performance fee......................................................	0
	Assets of those subject to performance fee.......................................................	0

Charles E. Jeanne, CFA	Assets of registered investment companies managed
	EVERGREEN GEORGIA MUNICIPAL BOND FUND	$227,118
	EVERGREEN PENNSYLVANIA MUNICIPAL BOND FUND	884,035
	EVERGREEN SOUTH CAROLINA MUNICIPAL BOND FUND	353,795
	EVERGREEN VIRGINIA MUNICIPAL BOND FUND	262,002
	TOTAL..................................................................................................................	$1,726,950
	Those subject to performance fee.......................................................................	0
	Number of other pooled investment vehicles managed...............................................	0
	Assets of other pooled investment vehicles managed........................................	$0
	Number of those subject to performance fee......................................................	0
	Number of separate accounts managed.....................................................................	0
	Assets of separate accounts managed...............................................................	$0
	Number of those subject to performance fee......................................................	0
	Assets of those subject to performance fee.......................................................	0

Keith D. Lowe, CFA	Assets of registered investment companies managed
	EVERGREEN MARYLAND MUNICIPAL BOND FUND	$76,516
	EVERGREEN NEW JERSEY MUNICIPAL BOND FUND	260,514
	TOTAL..................................................................................................................	$337,030
	Those subject to performance fee.......................................................................	0
	Number of other pooled investment vehicles managed...............................................	0
	Assets of other pooled investment vehicles managed........................................	$0
	Number of those subject to performance fee......................................................	0
	Number of separate accounts managed.....................................................................	2
	Assets of separate accounts managed...............................................................	$127,201
	Number of those subject to performance fee......................................................	0
	Assets of those subject to performance fee.......................................................	0

Michael Pietronico	Assets of registered investment companies managed
	EVERGREEN CALIFORNIA MUNICIPAL BOND FUND	$50,147
	EVERGREEN INTERMEDIATE TERM MUNICIPAL BOND FUND	519,370
	EVERGREEN NEW YORK MUNICIPAL BOND FUND	85,876
	MANAGERS CA INTERMEDIATE TAX FREE FUND	49,949
	TOTAL..................................................................................................................	$705,342
	Those subject to performance fee.......................................................................	0
	Number of other pooled investment vehicles managed...............................................	0
	Assets of other pooled investment vehicles managed........................................	$0
	Number of those subject to performance fee......................................................	0
	Number of separate accounts managed.....................................................................	1
	Assets of separate accounts managed...............................................................	$19,196
	Number of those subject to performance fee......................................................	0
	Assets of those subject to performance fee.......................................................	0

Conflicts of Interest.  Portfolio managers may experience certain conflicts of interest in managing the Funds’ investments, on the one hand, and the investments of other accounts, including other Evergreen funds, on the other.  For example, if a portfolio manager identifies a limited investment opportunity, such as an initial public offering, that may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of that investment across all eligible funds and accounts. EIMC has policies and procedures to address potential conflicts of interest relating to the allocation of investment opportunities.  EIMC’s policies and procedures relating to the allocation of investment opportunities address these potential conflicts by limiting portfolio manager discretion and are intended to result in fair and equitable allocations among all products managed by that portfolio manager or team that might be eligible for a particular investment.  However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

The management of multiple Funds and other accounts may give rise to potential conflicts of interest, particularly if the Funds and accounts have different objectives, benchmarks and time horizons, as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts.  For example, in certain instances, a portfolio manager may take conflicting positions in a particular security for different accounts, by selling a security for one account and continuing to hold it for another account.  In addition, the management of other accounts may require the portfolio manager to devote less than all of his or her time to a Fund, which may constitute a conflict with the interest of the Fund. EIMC seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline, such as investing in large capitalization equity securities.  Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest.

EIMC does not receive a performance fee for management of the Funds, other than Evergreen Large Cap Equity Fund.  EIMC and/or a portfolio manager may have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Funds – for instance, those that pay a higher advisory fee and/or have a performance fee.  The policies of EIMC, however, require that portfolio managers treat all accounts they manage equitably and fairly.

EIMC has a policy allowing it to aggregate sale and purchase orders of securities for all accounts with similar orders if, in EIMC’s reasonable judgment, such aggregation is reasonably likely to result generally in lower per-share brokerage commission costs.  In such an event, each client may be charged or credited, as the case may be, the average transaction price of all securities purchased or sold in such transaction.  As a result, however, the price may be less favorable to a client than it would be if similar transactions were not being executed concurrently for other accounts.  In addition, in many instances, the purchase or sale of securities for accounts will be effected simultaneously with the purchase or sale of like securities for other accounts.  Such transactions may be made at slightly different prices, due to the volume of securities purchased or sold.  EIMC has also adopted policies and procedures in accordance with Rule 17a-7 under the 1940 Act relating to transfers effected without a broker-dealer between registered investment companies or a registered investment company client and another advisory client, to ensure compliance with the rule and fair and equitable treatment of both clients involved in such transactions.

Portfolio managers may also experience certain conflicts between their own personal interests and the interests of the accounts they manage, including the Funds.  One potential conflict arises from the weighting methodology used in determining bonuses, as described below, which may give a portfolio manager an incentive to allocate a particular investment opportunity to a product that has a greater weighting in determining his or her bonus.  Another potential conflict may arise if a portfolio manager were to have a larger personal investment in one fund than he or she does in another, giving the portfolio manager an incentive to allocate a particular investment opportunity to the fund in which he or she holds a larger stake.  EIMC’s Code of Ethics addresses potential conflicts of interest that may arise in connection with a portfolio manager’s activities outside EIMC by prohibiting, without prior written approval from the Code of Ethics Compliance Officer, portfolio managers from participating in investment clubs and from providing investment advice to, or managing, any account or portfolio in which the portfolio manager does not have a beneficial interest and that is not a client of EIMC.

Compensation.  For EIMC, portfolio managers’ compensation consists primarily of a base salary and an annual bonus.  Each portfolio manager’s base salary is reviewed annually and adjusted based on consideration of various factors specific to the individual portfolio manager, including, among others, experience, quality of performance record and breadth of management responsibility, and based on a comparison to competitive market data provided by external compensation consultants.  The annual bonus pool for portfolio managers and other employees that are eligible to receive bonuses is determined based on the overall profitability of the firm during the relevant year.

The annual bonus has an investment performance component, which accounts for a majority of the annual bonus, and a subjective evaluation component.  The amount of the investment performance component is based on the pre-tax investment performance of the funds and accounts managed by the individual (or one or more appropriate composites of such funds and accounts) over the prior five years compared to the performance over the same time period of an appropriate benchmark (typically a broad-based index or universe of external funds or managers with similar characteristics).  See the information below relating to other funds and accounts managed by the portfolio managers for the specific benchmarks used in evaluating performance.  In calculating the amount of the investment performance component, performance for the most recent year is weighted 25%, performance for the most recent three-year period is weighted 50% and performance for the most recent five-year period is weighted 25%.  In general, the investment performance component is determined using a weighted average of investment performance of each product managed by the portfolio manager, with the weighting done based on the amount of assets the portfolio manager is responsible for in each such product.  For example, if a portfolio manager was to manage a mutual fund with $400 million in assets and separate accounts totaling $100 million in assets, performance with respect to the mutual fund would be weighted 80% and performance with respect to the separate accounts would be weighted 20%.  In certain cases, portfolio weights within the composite may differ from the actual weights as determined by assets.  For example, a very small fund’s weight within a composite may be increased to create a meaningful contribution.

To be eligible for an investment performance related bonus, the time-weighted average percentile rank must be above the 50th percentile.  A portfolio manager has the opportunity to maximize the investment component of the incentive payout by generating performance at or above the 25th percentile level.

In determining the subjective evaluation component of the bonus, each manager is measured against predetermined objectives and evaluated in light of other discretionary considerations.  Objectives are set in several categories, including teamwork, participation in various assignments, leadership, and development of staff.

For calendar year 2005, the investment performance component of each portfolio manager’s bonus will be determined based on comparisons to the benchmarks (either to the individual benchmark or one or more composites of all or some of such benchmarks) indicated below.  The benchmarks may change for purposes of calculating bonus compensation for calendar year 2006.

Portfolio Manager

Michael Pietronico	Lipper California Intermediate Municipal Debt Funds Lipper New York Municipal Debt Funds
Diane C. Beaver	Lipper Connecticut Municipal Debt Funds
Keith D. Lowe, CFA	Lipper New Jersey Municipal Debt Funds
Charles E. Jeanne, CFA	Lipper Pennsylvania Municipal Debt Funds

Portfolio managers may also receive equity incentive awards (non-qualified stock options and/or restricted stock) in Wachovia Corporation, EIMC’s publicly traded parent company, based on their performance and/or positions held.  Equity incentive awards are made based on subjective review of the factors that are considered in determining base salary and the annual bonus.

In addition, portfolio managers may participate, at their election, in various benefits programs, including the following:

medical, dental, vision and prescription benefits,

life, disability and long-term care insurance,

before-tax spending accounts relating to dependent care, health care, transportation and parking, and various other services, such as family counseling and employee assistance programs, prepaid or discounted legal services, health care advisory programs and access to discount retail services.

These benefits are broadly available to EIMC employees.  Senior level employees, including many portfolio managers but also including many other senior level executives, may pay more or less than employees that are not senior level for certain benefits, or be eligible for, or required to participate in, certain benefits programs not available to employees who are not senior level.  For example, only senior level employees above a certain compensation level are eligible to participate in the Wachovia Corporation deferred compensation plan, and certain senior level employees are required to participate in the deferred compensation plan.

Fund Holdings.  Evergreen's policy does not require that the portfolio managers of state-specific municipal bond funds have any holdings in state-specific funds.  None of the portfolio managers held shares in any of the Funds, as of the Funds’ fiscal year ended March 31, 2006.

The table below presents the dollar range of total exposure to the Evergreen family of funds (including both open-end and closed-end funds) by each portfolio manageras of March 31, 2006.  Total exposure equals the sum of (i) the portfolio manager’s beneficial ownership in direct Evergreen fund holdings, plus (ii) the portfolio manager’s Evergreen fund holdings through the Wachovia Corporation 401(k) plan, plus (iii) the portfolio manager’s Wachovia Corporation deferred compensation plan exposure to Evergreen funds.

Portfolio Manager

Diane C. Beaver
$1 – $10,000
Charles E. Jeanne, CFA
$10,001 – $50,000
Keith D. Lowe, CFA
$50,001 – $100,000
Michael Pietronico
$100,001 – $1,000,000

The table below presents the dollar range of total exposure to the Evergreen family of funds (including both open-end and closed-end funds) by certain members of senior management of EIMC and its affiliates that are involved in Evergreen’s mutual fund business as of December 31, 2005.  Total exposure equals the sum of (i) the individual’s beneficial ownership in direct Evergreen fund holdings, plus (ii) the individual’s Evergreen fund holdings through the Wachovia Corporation 401(k) plan, plus (iii) the individual’s Wachovia Corporation deferred compensation plan exposure to Evergreen funds.

Maryann Bruce................................ President, EIS	$500,001 – 1,000,000
Christopher Conkey.......................... Chief Investment Officer, EIMC	Over $1,000,000
Dennis Ferro.................................... Chief Executive Officer, EIMC	Over $1,000,000
Richard Gershen.............................. Head of Business Strategy, Risk and Product Management, EIMC	$500,001 – 1,000,000
W. Douglas Munn............................ Chief Operating Officer, EIMC	$500,001 – 1,000,000
Patrick O’Brien................................ President, Institutional Division, EIMC	Over $1,000,000

MANAGEMENT OF THE TRUST

The Trust is supervised by a Board of Trustees that is responsible for representing the interests of shareholders.  The Trustees meet periodically throughout the year to oversee the Fund’s activities, reviewing, among other things, the Fund’s performance and its contractual arrangements with various service providers.  Each Trustee is paid a fee for his or her services.  See “Expenses-Trustee Compensation” in Part 1 of this SAI.

            The Trust has an Executive Committee which consists of K. Dun Gifford, Dr. Russell A. Salton, III and the Chairman of the Board, Michael S. Scofield, each of whom is an Independent Trustee. The Executive Committee recommends Trustees to fill vacancies, prepares the agenda for Board Meetings, acts on routine matters between scheduled Board meetings and reviews and resolves conflicts of interest between the Fund and the Fund's investment advisor or its affiliates.  The Executive Committee also functions as the Nominating Committee, the 15(c) Committee and the Qualified Legal Compliance Committee.  For the fiscal year ended March 31, 2006, the Executive Committee held 20 committee meetings.

            The Nominating Committee is responsible for nominating candidates for election to the Board of Trustees by the full Board.  The Committee may solicit suggestions for persons to fill vacancies on the Boards of Trustees from such sources as it deems appropriate, including EIMC.  The Committee will consider nominations for openings on the Board of Trustees from shareholders who have separately or as a group held for at least one full year at least 5% of the outstanding shares of a Fund.  Shareholder recommendations should be sent to the attention of the Committee in care of the Fund’s Secretary and should include biographical information, including the proposed nominee’s business experience for the past ten years and a description of the qualifications of the proposed nominee, along with a statement from the proposed nominee that he or she is willing to serve and meets the requirements to be an Independent Trustee, if applicable.

            The 15(c) Committee is responsible for gathering relevant information to assist the full Board in fulfilling its obligations relating to the initial approval and renewal of advisory and distribution contracts pursuant to Section 15 of the 1940 Act.  It may request information from and submit questions to the Fund's investment advisor and its affiliates in order for the full Board of Trustees to determine whether or not to enter into or renew Fund contracts.

            The Qualified Legal Compliance Committee is responsible for the establishment of written procedures for the confidential receipt, retention and consideration of any report of evidence of a material violation of an applicable U.S. federal or state securities law, a material breach of a fiduciary duty arising under U.S. federal or state law, or a similar material violation of any U.S. federal or state law by a Fund or by any officer, Trustee, employee or agent of a Fund.  The Committee is also responsible for determining whether an investigation is necessary regarding any report of evidence of a material violation.  If it is determined that there has been a material violation, the Committee is responsible for informing the Fund’s chief legal officer and chief executive officer and taking all other appropriate actions to respond to evidence of a material violation.

The Trust has an Audit Committee which consists of Shirley L. Fulton, K. Dun Gifford, Gerald M. McDonnell, William W. Pettit and the Chairman of the Committee, Charles A. Austin III, each of whom is an Independent Trustee.  The purpose of the Audit Committee is to evaluate financial management, meet with the auditors and deal with other matters of a financial nature that it deems appropriate. For the fiscal year ended March 31, 2006, the Audit Committee held 6 committee meetings.

            The Trust has a Distribution and Shareholder Service Committee which consists of Dr. Leroy Keith, David Richardson, Gerald McDonnell and the Chairman of the Committee, Richard Wagoner. The Distribution and Shareholder Service Committee oversees and assists Trustee oversight of: the means by which shares of the Evergreen funds are marketed and sold; expenditures by the Funds’ distributor of amounts paid under the Funds’ Rule 12b-1 plans; the nature and quality of services provided by the Funds’ transfer agent; and the overall level of servicing provided to shareholders in the Funds.   For the fiscal year ended March 31, 2006, the Distribution and Shareholder Service Committee held 4 committee meetings.

            The Trust has a Litigation Oversight Committee which consists of the members of the Executive Committee, Shirley L. Fulton and William W. Pettit. The Litigation Oversight Committee oversees and assists Trustee oversight of: litigation commenced by or against the Evergreen funds; litigation commenced by or against any service provider to the Funds that relates to the Funds or that may have a material effect on the service provider’s ability to perform its services to the Funds; non-routine regulatory actions, examinations, inspections, or other activities in respect of any service provider to the Funds that relate to its services to the Funds or that may have a material effect on the service provider’s ability to perform its services to the Funds.   For the fiscal year ended March 31, 2006, the Litigation Oversight Committee held 5 committee meetings.

            The Trust has a Performance Committee which consists of Dr. Russell A. Salton, III, Dr. Leroy Keith, David M. Richardson, Richard Wagoner and the Chairman of the Committee, Richard J. Shima.  The Performance Committee reviews all activities involving investment-related issues and activities of EIMC and any sub-advisors to the Evergreen funds and assesses the performance of the Evergreen funds. For the fiscal year ended March 31, 2006, the Performance Committee held 6 committee meetings.

            The Trust has a Pricing Committee which consists of the members of the Executive Committee and the Chairman of the Audit Committee.  In furtherance of the Board’s responsibilities under the 1940 Act to determine in good faith the fair value of securities and assets for which market quotations are not readily available or are not reliable, the Pricing Committee is responsible for reviewing issues and activities relating to pricing. For the fiscal year ended March 31, 2006, the Pricing Committee held 10 committee meetings.

            Set forth below are the Trustees of each of the fourteen Evergreen Trusts.  The address for each Trustee is P.O. Box 20083, Charlotte, North Carolina 28202. All shareholder communications should be sent to this address.

Independent Trustees:

Name and

Date of Birth	Position with Trust	Beginning Year of Term of Office[1]	Principal Occupations for Last Five Years	Number of Portfolios Overseen in Evergreen Funds Complex as of 12/31/2005	Other Directorships held outside of Evergreen Funds Complex
Charles A. Austin III DOB: 10/23/1934	Trustee	1991	Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The Francis Ouimet Society (scholarship program); Former Trustee, Mentor Funds and Cash Resource Trust; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice)	90	None
Shirley L. Fulton DOB: 1/10/1952	Trustee	2004	Partner, Tin, Fulton, Greene & Owen, PLLC (law firm); Former Partner, Helms, Henderson & Fulton, P.A. (law firm); Retired Senior Resident Superior Court Judge, 26th Judicial District, Charlotte, NC	90	None
K. Dun Gifford DOB: 10/23/1938	Trustee	1974	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Trustee, Mentor Funds and Cash Resource Trust	90	None
Dr. Leroy Keith, Jr. DOB: 2/14/1939	Trustee	1983	Partner, Stonington Partners, Inc. (private equity fund); Trustee, Phoenix Funds Family; Director, Diversapack Co. (packaging company); Director, Obagi Medical Products Co.; Former Director, Lincoln Educational Services; Former Trustee, Mentor Funds and Cash Resource Trust	90	Trustee, Phoenix Funds Family (consisting of 51 portfolios)
Gerald M. McDonnell DOB: 7/14/1939	Trustee	1988	Manager of Commercial Operations, SMI Steel Co. - South Carolina (steel producer); Former Trustee, Mentor Funds and Cash Resource Trust	90	None
William Walt Pettit DOB: 8/26/1955	Trustee	1984	Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp.; Director, National Kidney Foundation of North Carolina, Inc.; Member, Superior Land, LLC; Former Trustee, Mentor Funds and Cash Resource Trust	90	None

David M. Richardson

DOB: 9/19/1941	Trustee	1982	President, Richardson, Runden LLC (executive recruitment business development/consulting company); Consultant, Kennedy Information, Inc. (executive recruitment information and research company); Consultant, AESC (The Association of Executive Search Consultants); Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP (communications); Former Trustee, Mentor Funds and Cash Resource Trust	90	None

Dr. Russell A. Salton, III

DOB: 6/2/1947	Trustee	1984	President/CEO, AccessOne MedCard, Inc.; Former Medical Director, Healthcare Resource Associates, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust	90	None
Michael S. Scofield DOB: 2/20/1943	Trustee	1984	Retired Attorney, Law Offices of Michael S. Scofield; Director and Chairman, Branded Media Corporation (multi-media branding company); Former Trustee, Mentor Funds and Cash Resource Trust	90	None

Richard J. Shima

DOB: 8/11/1939	Trustee	1993	Independent Consultant; Trustee, Saint Joseph College (CT); Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director, Trust Company of CT; Former Director, Enhance Financial Services, Inc.; Former Director, Old State House Association; Former Trustee, Mentor Funds and Cash Resource Trust	90	None

Interested Trustee:

Richard K. Wagoner, CFA[2] DOB: 12/12/1937	Trustee	1999	Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Trustee, Mentor Funds and Cash Resource Trust	90	None

1       Each Trustee, except Ms. Fulton, serves until a successor is duly elected or qualified or until his death, resignation,retirement or removal from office. As a new Trustee, Ms. Fulton's initial term end March 31, 2007, at which time she may be re-elected by Trustees to serve until a successor is duly elected or qualified or until her death, resignation, retirement or removal from office by the Trustees.

2       Mr. Wagoner is an "interested person" of the Evergreen funds because of his ownership of shares in Wachovia Corporation, the parent to the Evergreen funds' investment advisor.

Trustee Ownership of Evergreen Funds Shares

            Set forth in the table below are the names of the Evergreen funds in which the Trustees are invested. Amounts reflected include amounts received through the Trustees’ Deferred Compensation Plan. The table shows the dollar range of each Trustee’s investment in each Fund and the aggregate dollar range of their investment in the Evergreen family of investment companies, as of December 31, 2005.

Trustee

	Fund	Dollar Range of Investment in Fund	Aggregate Dollar Range of Investments in Evergreen Family of Investment Companies
Charles A. Austin III	Evergreen Aggressive Growth Fund[1]	$50,001-$100,000	Over $100,000
	Evergreen Core Bond Fund[1]	$10,001-$50,000
	Evergreen Equity Income Fund[1]	$50,001-$100,000
	Evergreen Growth Fund[1]	$50,001-$100,000
	Evergreen Health Care Fund[2]	Over $100,000
	Evergreen International Equity Fund[1]	$10,001-$50,000
	Evergreen Large Cap Value Fund[1]	$10,001-$50,000
	Evergreen Mid Cap Growth Fund[1]	Over $100,000
	Evergreen Money Market Fund	Over $100,000
	Evergreen Omega Fund[2]	$50,001-$100,000
Shirley L. Fulton	Evergreen Asset Allocation Fund[1]	$10,001-$50,000	$50,001-$100,000
	Evergreen Growth Fund	$1-$10,000
	Evergreen Health Care Fund[1]	$10,001-$50,000
	Evergreen International Equity Fund[1]	$10,001-$50,000
K. Dun Gifford	Evergreen Fundamental Large Cap Fund	$10,001-$50,000	$10,001-$50,000
	Evergreen Health Care Fund	$10,001-$50,000
Dr. Leroy Keith, Jr.	Evergreen Asset Allocation Fund	$1-$10,000	$10,001-$50,000
	Evergreen Income Advantage Fund	$1-$10,000
	Evergreen Limited Duration Fund	$10,001-$50,000
	Evergreen Managed Income Fund	$1-$10,000
	Evergreen Omega Fund	$1-$10,000
	Evergreen Utilities and High Income Fund	$1-$10,000
Gerald M. McDonnell[3]	Evergreen Adjustable Rate Fund	$10,001-$50,000	Over $100,000
	Evergreen Asset Allocation Fund[1]	$50,001-$100,000
	Evergreen Balanced Fund[1]	$50,001-$100,000
	Evergreen Emerging Markets Growth Fund	$10,001-$50,000
	Evergreen Equity Income Fund	$10,001-$50,000
	Evergreen Fundamental Large Cap Fund[2]	Over $100,000
	Evergreen Global Large Cap Equity Fund[1]	$10,001-$50,000
	Evergreen Health Care Fund	$10,001-$50,000
	Evergreen Income Advantage Fund	$1-$10,000
	Evergreen Large Cap Value Fund[1]	$50,001-$100,000
	Evergreen Managed Income Fund	$1-$10,000
	Evergreen Money Market Fund[2]	Over $100,000
	Evergreen Omega Fund[1]	$10,001-$50,000
	Evergreen Short Intermediate Bond Fund	$1-$10,000
	Evergreen Strategic Municipal Bond Fund	$10,001-$50,000
	Evergreen Utilities and High Income Fund	$1-$10,000
William Walt Pettit	Evergreen Aggressive Growth Fund	$1-$10,000	Over $100,000
	Evergreen Asset Allocation Fund[1]	$1-$10,000
	Evergreen Emerging Growth Fund[1]	$1-$10,000
	Evergreen Emerging Markets Growth Fund	$1-$10,000
	Evergreen Equity Income Fund[2]	$1-$10,000
	Evergreen Fundamental Large Cap Fund[2]	Over $100,000
	Evergreen Global Large Cap Equity Fund[2]	$1-$10,000
	Evergreen Global Opportunities Fund[1]	Over $100,000
	Evergreen Growth Fund[1]	Over $100,000
	Evergreen Health Care Fund[1]	Over $100,000
	Evergreen International Equity Fund[1]	$1-$10,000
	Evergreen Large Cap Equity Fund[1]	Over $100,000
	Evergreen Large Cap Value Fund[1]	$1-$10,000
	Evergreen Money Market Fund	$10,001-$50,000
	Evergreen Utility and Telecommunications Fund[1]	Over $100,000
David M. Richardson	Evergreen Asset Allocation Fund	$10,001-$50,000	Over $100,000
	Evergreen Managed Income Fund	$50,001-$100,000
	Evergreen Omega Fund	$10,001-$50,000
	Evergreen Special Values Fund	$50,001-$100,000
	Evergreen Utilities and High Income Fund	$10,001-$50,000
Dr. Russell A. Salton, III	Evergreen Asset Allocation Fund[1]	Over $100,000	Over $100,000
	Evergreen Global Opportunities Fund[1]	Over $100,000
	Evergreen Large Cap Value Fund[1]	Over $100,000
Michael S. Scofield	Evergreen Asset Allocation Fund	$10,001-$50,000	Over $100,000
	Evergreen Aggressive Growth Fund	$10,001-$50,000
	Evergreen Balanced Fund[2]	Over $100,000
	Evergreen Core Bond Fund[1]	$50,001-$100,000
	Evergreen Disciplined Value Fund	$10,001-$50,000
	Evergreen Equity Index Fund	$10,001-$50,000
	Evergreen Global Opportunities Fund	$10,001-$50,000
	Evergreen Health Care Fund	$10,001-$50,000
	Evergreen Income Advantage Fund	$1-$10,000
	Evergreen Managed Income Fund	$1-$10,000
	Evergreen Special Equity Fund	$10,001-$50,000
	Evergreen Treasury Money Market Fund	$1-$10,000
	Evergreen Utilities and Telecommunications Fund	$10,001-$50,000
Richard J. Shima	Evergreen Asset Allocation Fund[1]	Over $100,000	Over $100,000
	Evergreen Balanced Fund	$50,001-$100,000
	Evergreen Connecticut Municipal Bond Fund	$50,001-$100,000
	Evergreen Global Large Cap Equity Fund	Over $100,000
	Evergreen Global Opportunities Fund	Over $100,000
	Evergreen Income Advantage Fund	$10,001-$50,000
	Evergreen International Equity Fund	$10,001-$50,000
	Evergreen Large Cap Value Fund[1]	Over $100,000
	Evergreen Managed Income Fund	$10,001-$50,000
	Evergreen Omega Fund	$50,001-$100,000
	Evergreen Utilities and High Income Fund	$10,001-$50,000
Richard K. Wagoner	Evergreen Equity Income Fund	Over $100,000	Over $100,000
	Evergreen Income Advantage Fund	$1-$10,000
	Evergreen Managed Income Fund	$1-$10,000
	Evergreen Mid Cap Growth Fund	$50,001-$100,000
	Evergreen Money Market Fund	$10,001-$50,000
	Evergreen Municipal Money Market Fund	$1-$10,000
	Evergreen Omega Fund	Over $100,000
	Evergreen Special Values Fund	Over $100,000
	Evergreen Utilities and High Income Fund	$1-$10,000

1          Invested through the Trustees’ Deferred Compensation Plan.  The Deferred Compensation Plan allows each Trustee to defer any or all of his or her compensation for serving as Trustee, and to have such compensation invested into a deferral account.  The investment performance of the deferral account is based on the investment performance of the particular Evergreen fund(s) selected by the Trustee.

2          Amount shown includes direct investments as well as investments through the Trustees' Deferred Compensation Plan. Dollar ranges of investments held directly in these funds are as follows: Mr. Austin – Evergreen Health Care Fund, $10,001 - $50,000; Evergreen Omega Fund, $10,001 - $50,000. Mr. McDonnell – Evergreen Fundamental Large Cap Fund, $10,001 - $50,000 and Evergreen Money Market Fund, $1 - $10,000. Mr. Pettit – Evergreen Equity Income Fund, $1 - $10,000; Evergreen Fundamental Large Cap Fund, $10,001 - $50,000; Evergreen Global Large Cap Equity Fund, $1 - $10,000. Mr. Scofield – Evergreen Balanced Fund, $10,001-$50,000.

3       In addition to the amounts shown in the table, Mr. McDonnell has $10,001-$50,000 invested in a 529 Education Savings Plan which may from time to time invest in certain of the Evergreen funds.

Set forth below are the principal officers of each of the fourteen Evergreen Trusts.

Name, Address and Date of Birth	Position with Trust	Principal Occupation for Last Five Years
Dennis H. Ferro 401 S. Tryon Charlotte, NC 28288 DOB: 6/20/1945	President since 2003	President and Chief Executive Officer, Evergreen Investment Company, Inc. and Executive Vice President, Wachovia Bank, N.A.; former Chief Investment Officer, Evergreen Investment Company, Inc.
Kasey Phillips 200 Berkeley Street Boston, MA 02116 DOB: 12/12/1970	Treasurer since 2005[1]	Senior Vice President, Evergreen Investment Services, Inc.; Former Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice President, Evergreen Investment Services, Inc.
Jeremy DePalma 200 Berkeley Street Boston, MA 02116 DOB: 2/5/1974	Treasurer since 2005[1]	Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice President, Evergreen Investment Services, Inc.
Michael H. Koonce 200 Berkeley Street Boston, MA 02116 DOB: 4/20/1960	Secretary since 2000	Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Senior Vice President and Assistant General Counsel, Wachovia Corporation
James Angelos 200 Berkeley Street Boston, MA 02116 DOB: 9/2/1947	Chief Compliance Officer since 2004	Chief Compliance Officer, Evergreen Funds and Senior Vice President of Evergreen Investments Co, Inc; Former Director of Compliance, Evergreen Investment Services, Inc.

1          Kasey Phillips is the Treasurer for Evergreen Fixed Income Trust, Evergreen International Trust, Evergreen Municipal Trust, Evergreen Select Fixed Income Trust, Evergreen Income Advantage Fund, Evergreen Managed Income Fund, Evergreen Utilities and High Income Fund and Evergreen International Balanced Income Fund.  Jeremy DePalma is the Treasurer to Asset Allocation Trust, Evergreen Equity Trust, Evergreen Money Market Trust, Evergreen Select Equity Trust, Evergreen Select Money Market Trust and Evergreen Variable Annuity Trust.

Officers and certain Trustees of the Funds may be affiliated persons of the Funds and an affiliated person of EIMC or EIS by virtue of their positions as an officer or employee of EIMC or EIS.

POLICY FOR DISSEMINATION OF PORTFOLIO HOLDINGS

            A complete listing of portfolio holdings for every Fund as of the calendar quarter end will be available to the public approximately 15 calendar days after the calendar quarter end. Such listing to be posted to EvergreenInvestments.com as soon after the 15 days as possible. In addition, certain Funds (such as Evergreen money market funds) may make available to the public a complete list of holdings as of month end, posted to EvergreenInvestments.com within approximately 15 calendar days after the month end.  Once released to the web, there are no restrictions on providing the data to any shareholder or external party.

            Except as described below, no other dissemination of portfolio holdings is allowed to any shareholder, potential shareholder or party external to Evergreen except those disclosed below and disseminations (i) required by law, (ii) to affiliated or unaffiliated service providers (including the investment advisor, custodian, transfer agent, principal underwriter, etc.) that have a legal or contractual duty to keep such information confidential, (iii) to other persons who owe a fiduciary or other duty of trust or confidence to the Fund (such as the Fund's legal counsel and independent registered public accounting firm), or (iv) to institutional investment consultants or mutual fund analytical firms and, in such cases, only where there are signed confidentiality agreements in place.Institutional investment consultants are those organizations who utilize fund holdings data and characteristics such as beta, P/E ratio, etc. to screen investment vehicles for their large, institutional clients.  These consultants typically compare the Funds against other investment firms’ products to see which is most suitable for the clients.  In presentations to clients, these consultants will sometimes provide data regarding the Funds and how they compared to products of other investment advisors.  The confidentiality agreements applicable to these situations preclude these firms from providing any client with holdings data until the 15th calendar day after quarter end when the data is available to the public.

            This policy applies to affiliates of Evergreen such as Wachovia Trust and Wachovia Securities.  Officers of the Funds may authorize disclosure of the Fund’s portfolio securities in accordance with this policy.  The Fund’s Board reviewed this policy and has designated a chief compliance officer to be responsible for monitoring compliance with the policy.  The chief compliance officer reports directly to the Board.

            As of the date of this SAI, the Funds had ongoing arrangements with the following recipients to make available non-public portfolio holdings information relating to the Funds:

Recipient	Purpose	Timing
State Street Bank and Trust Company	Funds’ custodian	Daily
KPMG LLP	Funds’ independent registered public accounting firm	As necessary in connection with financial statements and SEC filings
EIS	Funds’ administrator	Daily
ESC	Funds’ transfer agent	Quarterly
EIMC	Funds’ investment advisor	Daily
Moody's Investor Services, Inc.	Provides rating services for the Funds	Weekly
Capital Access International	Analytical	Monthly
Lipper	Analytical	Monthly
Northern Trust Company	Analytical	Monthly
Thomson Financial, Inc.	Analytical	Monthly
Wachovia Fiduciary Compliance	Compliance Filings	Quarterly

            Once portfolio holdings information is made public, there are no restrictions on providing the data to any shareholder or other party.

CORPORATE AND MUNICIPAL BOND RATINGS

The Fund relies onratings provided by independent rating services to help determine the credit quality of bonds and other obligations the Fund intends to purchase or already owns.  A rating is an opinion of an issuer’s ability to pay interest and/or principal when due.  Ratings reflect an issuer’s overall financial strength and whether it can meet its financial commitments under various economic conditions.

If a security held by the Fund loses its rating or has its rating reduced after the Fund has purchased it, the Fund is not required to sell or otherwise dispose of the security, but may consider doing so.

The principal rating services, commonly used by the Fund and investors generally, are S&P and Moody’s.  The Fund may also rely on ratings provided by Fitch.  Rating systems are similar among the different services.  As an example, the chart below compares basic ratings for long-term bonds.  The “Credit Quality” terms in the chart are for quick reference only.  Following the chart are the specific definitions each service provides for its ratings.

COMPARISON OF LONG-TERM BOND RATINGS

MOODY’S	S&P	FITCH	Credit Quality
Aaa	AAA	AAA	Excellent Quality (lowest risk) *
Aa	AA	AA	Almost Excellent Quality (very low risk) *
A	A	A	Good Quality (low risk) *
Baa	BBB	BBB	Satisfactory Quality (some risk) *
Ba	BB	BB	Questionable Quality (definite risk) **
B	B	B	Low Quality (high risk) **
Caa/Ca/C	CCC/CC/C	CCC/CC/C	In or Near Default **
	D	DDD/DD/D	In Default **

* Consider investment grade.

** Considered below investment grade.

CORPORATE BONDS

LONG-TERM RATINGS

Moody’s Corporate Long-Term Bond Ratings

Aaa  Bonds which are rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edged.”  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AaBondswhich are rated Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A  Bonds which are ratedA possess many favorable investment attributes and are to be considered as upper-medium-grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa  Bonds which are ratedBaa are considered as medium-grade obligations (i.e. they are neither highly protected nor poorly secured).  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba  Bonds which are rated Baare judged to have speculative elements; their future cannot be considered as well-assured.  Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B  Bonds which are ratedBgenerally lack characteristics of the desirable investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa  Bonds which are ratedCaa are of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca  Bonds which are rated Ca represent obligations which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

C  Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers,1, 2and 3in each generic rating classification from Aato Caa.  The modifier 1indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range raking and the modifier 3indicates that the company ranks in the lower end of its generic rating category.

S&P  Corporate Long-Term Bond Ratings

AAA  An obligation rated AAA has the highest rating assigned by S&P.  The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA  An obligation rated AA differs from the highest-rated obligations only in small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A   An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB  An obligation rated BBB exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C:Asdescribed below, obligations rated  BB, B, CCC, CC,and Care regarded as having significant speculative characteristics.  BBindicates the least degree of speculation and Cthe highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB  An obligation rated BB is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B  An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet it financial commitment on the obligation.

CCC  An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC  An obligation rated CC is currently highly vulnerable to nonpayment.

C  The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D  The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred--and not where a default is only expected.  S&P changes ratings to D either:

On the day an interest and/or principal payment is due and is not paid.  An exception is made if there is a grace period and S&P believes that a payment will be made, in which case the rating can be maintained; or

Upon voluntary bankruptcy filing or similar action.  An exception is made if S&P expects that debt service payments will continue to be made on a specific issue.  In the absence of a payment default or bankruptcy filing, a technical default (i.e., covenant violation) is not sufficient for assigning aD rating.

Plus (+) or minus (-)  The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Fitch Corporate Long-Term Bond Ratings

Investment Grade

AAA  Highest credit quality.   AAA ratings denote the lowest expectation of credit risk.  They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA  Very high credit quality.  AA ratings denote a very low expectation of credit risk.  They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A  High credit quality.  A ratings denote a lower expectation of credit risk.  The capacity for timely payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB  Good credit quality.  BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.  This is the lowest investment-grade category.

Speculative Grade

BB  Speculative.  BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met.  Securities rated in this category are not investment grade.

B  Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains.  Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C       High default risk.  Default is a real possibility.  Capacity for meeting financial commitment is solely reliant upon sustained, favorable business or economic developments.  A CC rating indicates that default of some kind appears probable.  C ratings signal imminent default.

DDD, DD, D       Default.  The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines.  ‘DDD’ obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest.  “DD” indicates potential recoveries in the range of 50%-90% and ‘D’ the lowest recovery potential, i.e., below 50%.

Entities rated in this categoryhave defaulted on some or all of their obligations. Entities rated ‘DDD’ have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated ‘DD’ and ‘D’ are generally undergoing a formal reorganization or liquidation process; those rated ‘DD’ are likely to satisfy a higher portion of their outstanding obligations, while entities rated ‘D’ have a poor prospect of repaying all obligations.

+ or -may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to the AAA rating category or to categories below CCC or to short-term ratings (as discussed below) other than F1.

CORPORATE SHORT-TERM RATINGS

Moody’s Corporate Short-Term Issuer Ratings

Prime-1  Issuers ratedPrime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.  Prime-1 repayment ability will often be evidenced by many of the following characteristics.

--  Leading market positions in well-established industries.

--  High rates of return on funds employed.

--  Conservative capitalization structure with moderate reliance on debt and ample asset protection.

--  Broad margins in earnings coverage of fixed financial changes and high internal cash generation.

--  Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2  Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.  This will normally be evidenced by many of the characteristics cited above but to a lesser degree.  Earnings trends and coverage ratios, while sound, may be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternate liquidity is maintained.

Prime-3  Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations.  The effect of industry characteristics and market compositions may be more pronounced.  Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.  Adequate alternate liquidity is maintained.

Not PrimeIssuersrated Not Prime do not fall within any of the Prime rating categories.

S&P Corporate Short-Term Obligation Ratings

A-1A short-term obligation rated A-1 is rated in the highest category by S&P.  The obligor’s capacity to meet its financial commitment on the obligation is strong.  Within this category certain obligations are designated with a plus sign (+).  This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3A short-term obligation rated A-3 exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B  A short-term obligation rated B is regarded as having significant speculative characteristics.  The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C  A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

DTheD rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred--and not where a default is only expected.  S&P changes ratings toD either:

On the day an interest and/or principal payment is due and is not paid.  An exception is made if there is a grace period and S&P believes that a payment will be made, in which case the rating can be maintained; or

Upon voluntary bankruptcy filing or similar action, An exception is made if S&P expects that debt service payments will continue to be made on a specific issue.  In the absence of a payment default or bankruptcy filing, a technical default (i.e., covenant violation) is not sufficient for assigning aD rating.

Fitch Corporate Short-Term Obligation Ratings

F1  Highest credit quality.  Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2  Good credit quality.  A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3  Fair credit quality.  The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B  Speculative.  Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C  High default risk.  Default is a real possibility.  Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D  Default. Denotes actual or imminent payment default.

MUNICIPAL BONDS

LONG-TERM RATINGS

Moody’s Municipal Long-Term Bond Ratings

Aaa  Bonds rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edged.”  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa  Bonds rated Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A  Bonds ratedA possess many favorable investment attributes and are to be considered as upper-medium grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa  Bonds ratedBaa are considered as medium-grade obligations i.e., they are neither highly protected nor poorly secured.  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba  Bonds rated Baare judged to have speculative elements; their future cannot be considered as well-assured.  Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B  Bonds ratedBgenerally lack characteristics of the desirable investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa  Bonds ratedCaa are of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca  Bonds rated Ca represent obligations which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

C  Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers1, 2and 3in each generic rating classification from Aato B.  The modifier 1indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range raking and the modifier 3indicates that the company ranks in the lower end of its generic rating category.

S&P Municipal Long-Term Bond Ratings

AAA  An obligation rated AAA has the highest rating assigned by S&P.  The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA  An obligation rated AA differs from the highest-rated obligations only in small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A   An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB  An obligation rated BBB exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C:Asdescribed below, obligations rated  BB, B, CCC, CCand Care regarded as having significant speculative characteristics.   BBindicates the least degree of speculation and Cthe highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB  An obligation rated BB is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B  An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet it financial commitment on the obligation.

CCC  An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC  An obligation rated CC is currently highly vulnerable to nonpayment.

C  The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D  An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-)  The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Fitch Municipal Long-Term Bond Ratings

Investment Grade

AAA  Highest credit quality.   AAA ratings denote the lowest expectation of credit risk.  They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA  Very high credit quality.  AA ratings denote a very low expectation of credit risk.  They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A  High credit quality.  A ratings denote a lower expectation of credit risk.  The capacity for timely payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB  Good credit quality.  BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.  This is the lowest investment-grade category.

Speculative Grade

BB  Speculative.  BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met.  Securities rated in this category are not investment grade.

B  Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains.  Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C  High default risk.  Default is a real possibility.  Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.  A CC rating indicates that default of some kind appears probable.  C ratings signal imminent default.

DDD, DD, D  Default.  The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor.  While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines.  DDD obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest.  DD indicates potential recoveries in the range of 50%-90% and D the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some of all of their obligations.  Entities rated DDD have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process.  Entities rated DD and D are generally undergoing a formal reorganization or liquidation process: those rated DD are likely to satisfy a higher portion of their outstanding obligations, while entities rated D have a poor prospect of repaying all obligations.

+ or -may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to the AAA rating category or to categories below CCC or to short-term ratings (as discussed below) other than F1.

SHORT-TERM MUNICIPAL RATINGS

Moody’s Municipal Short-Term Issuer Ratings

Prime-1  Issuers ratedPrime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.  Prime-1 repayment ability will often be evidence by many of the following characteristics.

--  Leading market positions in well-established industries.

--  High rates of return on funds employed.

--  Conservative capitalization structure with moderate reliance on debt and ample asset protection.

--  Broad margins in earnings coverage of fixed financial changes and high internal cash generation.

--  Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2   Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.   This will normally be evidenced by many of the characteristics cited above but to a lesser degree.  Earnings trends and coverage ratios, while sound, may be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternate liquidity is maintained.

Prime-3   Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations.  The effect of industry characteristics and market compositions may be more pronounced.  Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.  Adequate alternate liquidity is maintained.

Not PrimeIssuersrated Not Prime do not fall within any of the Prime rating categories.

Moody’s Municipal Short-Term Loan Ratings

MIG 1  This designation denotes best quality.  There is strong protection by established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2  This designation denotes high quality.  Margins of protection are ample although not so large as in the preceding group.

MIG 3  This designation denotes favorable quality.  Liquidity and cash-flow protection may be narrow and market access for refinancing is likely to be less well established.

SG  This designation denotes speculative quality.  Debt instruments in this category may lack margins of protection.

S&P Commercial Paper Ratings

A-1  This designation indicates that the degree of safety regarding timely payment is strong.  Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2  Capacity for timely payment on issues with this designation is satisfactory.  However, the relative degree of safety is not as high as for issues designated A-1.

A-3  Issues carrying this designation have an adequate capacity for timely payment.  They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B  Issues rated B are regarded as having only speculative capacity for timely payment.

C  This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D  Debt rated D is in payment default.  The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

S&P Municipal Short-Term Obligation Ratings

SP-1  Strong capacity to pay principal and interest.  An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2  Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3  Speculative capacity to pay principal and interest.

Fitch Municipal Short-Term Obligation Ratings

F1  Highest credit quality.  Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2  Good credit quality.  A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3  Fair credit quality.  The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B  Speculative.  Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C  High default risk.  Default is a real possibility.  Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D  Default. Denotes actual or imminent payment default.

ADDITIONAL INFORMATION

            Except as otherwise stated in its prospectus or required by law, the Fund reserves the right to change the terms of the offer stated in its prospectus without shareholder approval, including the right to impose or change fees for services provided.

            No dealer, salesman or other person is authorized to give any information or to make any representation not contained in the Fund's prospectus, SAI or in supplemental sales literature issued by the Fund or EIS, and no person is entitled to rely on any information or representation not contained therein.

            The Fund's prospectus and SAI omit certain information contained in the Trust's registration statement, which you may obtain for a fee from the SEC in Washington, D.C.

Appendix A

Evergreen Investment Management Company, LLC

Proxy Voting Policy and Procedures

June 10, 2006

Statement of Principles

Evergreen Investment Management Company (Evergreen) recognizes it has a fiduciary duty to vote proxies on behalf of clients who have delegated such responsibility to Evergreen, and that in all cases proxies should be voted in a manner reasonably believed to be in the clients' best interest.

Proxy Voting Records

A copy of the proxy voting records indicating how the Evergreen funds voted proxies relating to portfolio securities during the twelve-month period ended June 30, 2005 may be obtained, without charge, by visiting our website at EvergreenInvestments.com or the SEC’s website at http://www.sec.gov.

Corporate Governance Committee

Evergreen has established a corporate governance committee (Committee) which is a sub-committee of Evergreen's Investment Policy Committee. The Committee is responsible for approving Evergreen's proxy voting policies, procedures and guidelines, for overseeing the proxy voting process, and for reviewing proxy voting on a regular basis. The Committee will meet quarterly to review reports of all proxies voted for the prior period and to conduct other business as required.

Share Blocking

EIMCO does not vote global proxies, with share blocking restrictions, requiring shares to be prohibited from sale.

Conflicts of Interest

Evergreen recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of its clients. Such circumstances may include, but are not limited to, situations where Evergreen or one or more of its affiliates has a client or customer relationship with the issuer of the security that is the subject of the proxy vote.

In most cases, structural and informational barriers within Evergreen and Wachovia Corporation will prevent Evergreen from becoming aware of the relationship giving rise to the potential conflict of interest. In such circumstances, Evergreen will vote the proxy according to its standard guidelines and procedures described above.

If persons involved in proxy voting on behalf of Evergreen become aware of a potential conflict of interest, the Committee shall consult with Evergreen's Legal Department and consider whether to implement special procedures with respect to the voting of that proxy, including whether an independent third party should be retained to vote the proxy.

Concise Domestic Proxy Voting Guidelines

The following is a concise summary of the Evergreen Investments Management Company LLC proxy voting policy guidelines for 2006.

1. Auditors

Ratifying Auditors

Vote FOR proposals to ratify auditors, unless:

  An auditor has a financial interest in or association with the company, and is therefore not independent;
  There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position; or
  Fees for non-audit services are excessive.

2. Board of Directors

Voting on Director Nominees in Uncontested Elections

Vote CASE-BY-CASE on director nominees, examining, but not limited to, the following factors:

  Composition of the board and key board committees;
  Attendance at board and committee meetings;
  Corporate governance provisions and takeover activity;
  Disclosures under Section 404 of the Sarbanes-Oxley Act;
  Long-term company performance relative to a market and peer index;
  Extent of the director’s investment in the company;
  Existence of related party transactions;
  Whether the chairman is also serving as CEO;
  Whether a retired CEO sits on the board;
  Number of outside boards at which a director serves.

WITHHOLD from individual directors who:

  Attend less than 75 percent of the board and committee meetings without a valid excuse (such as illness, service to the nation, work on behalf of the company);
  Sit on more than six public company boards;
  Are CEOs of public companies who sit on the boards of more than two public companies besides their own (withhold only at their outside boards).

WITHHOLD from the entire board (except for new nominees, who should be considered on a CASE-BY-CASE basis) if:

  The company’s poison pill has a dead-hand or modified dead-hand feature. Withhold every year until this feature is removed;
  The board adopts or renews a poison pill without shareholder approval since the beginning of 2005, does not commit to putting it to shareholder vote within 12 months of adoption or reneges on a commitment to put the pill to a vote and has not yet been withheld from for this issue;
  The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year;
  The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years;
  The board failed to act on takeover offers where the majority of the shareholders tendered their shares;
  At the previous board election, any director received more than 50 percent withhold votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold rate;
  A Russell 3000 company underperformed its industry group (GICS group). The test will consist of the bottom performers within each industry group (GICS) based on a weighted average TSR. The weightings are as follows: 20 percent weight on 1-year TSR; 30 percent weight on 3-year TSR; and 50 percent weight on 5-year TSR. Company’s response to performance issues will be considered before withholding.

WITHHOLD from inside directors and affiliated outside directors when:

  The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;
  The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;
  The full board is less than majority independent.

WITHHOLD from the members of the Audit Committee if:

  The non-audit fees paid to the auditor are excessive;
  A material weakness identified in the Section 404 disclosures rises to a level of serious concern; there are chronic internal control issues and an absence of established effective control mechanisms.

WITHHOLD from the members of the Compensation Committee if:

  There is a negative correlation between chief executive pay and company performance;
  The company fails to submit one-time transfers of stock options to a shareholder vote;
  The company fails to fulfill the terms of a burn rate commitment they made to shareholders;
  The company has poor compensation practices.

WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.

Independent Chair (Separate Chair/CEO)

Generally vote FOR shareholder proposals requiring the position of chair be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:

  Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.);
  Two-thirds independent board;
  All-independent key committees;
  Established governance guidelines;
  The company does not under-perform its peers.

Majority Vote Shareholder Proposals

Generally vote FOR reasonably crafted shareholders proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company’s bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections). Consider voting AGAINST the shareholder proposal if the company has adopted a formal corporate governance policy that present a meaningful alternative to the majority voting standard and provide an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

At a minimum, a company’s policy should articulate the following elements to adequately address each director nominee who fails to receive an affirmative of majority of votes cast in an election:

  Established guidelines disclosed annually in the proxy statement concerning the process to follow for nominees who receive majority withhold votes;
  The policy needs to outline a clear and reasonable timetable for all decision-making regarding the nominee’s status;
  The policy needs to specify that the process of determining the nominee’s status will be managed by independent directors and must exclude the nominee in question;
  An outline of a range of remedies (for example, acceptance of the resignation, maintaining the director but curing the underlying causes of the withheld votes, etc.);
  The final decision on the nominee’s status should be promptly disclosed via an SEC filing. The policy needs to include the timeframe for disclosure and require a full explanation of how the decision was reached.

In addition, the company should articulate to shareholders why its policy is the best structure for demonstrating accountability to shareholders.

3. Proxy Contests

Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

  Long-term financial performance of the target company relative to its industry;
  Management’s track record;
  Background to the proxy contest;
  Qualifications of director nominees (both slates);
  Strategic plan of dissident slate and quality of critique against management;
  Likelihood that the proposed goals and objectives can be achieved (both slates);
  Stock ownership positions.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

4. Takeover Defenses

Poison Pills

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

  Shareholders have approved the adoption of the plan; or
  The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e. the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within twelve months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within twelve months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

  No lower than a 20 percent trigger, flip-in or flip-over;
  A term of no more than three years;
  No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;
  Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

5. Mergers and Corporate Restructurings

For mergers and acquisitions, evaluate the proposed transaction based on these factors:

  Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable?
  Market reaction - How has the market responded to the proposed deal?
  Strategic rationale - Does the deal make sense strategically? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable.
  Negotiations and process - Were the terms of the transaction negotiated at arm's length? Was the process fair and equitable?
  Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests.
  Governance - Will the combined company have a better or worse governance profile than the parties to the transaction?

6. State of Incorporation

Reincorporation Proposals

Vote CASE-BY-CASE on proposals to change a company's state of incorporation, taking into consideration both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, comparative economic benefits, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

7. Capital Structure

Common Stock Authorization

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance. Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being de-listed or if a company's ability to continue to operate as a going concern is uncertain. In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, vote FOR the increase based on the company's performance and whether the company’s ongoing use of shares has shown prudence.

Issue Stock for Use with Rights Plan

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

Preferred Stock

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock). Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote FOR proposals to create "de-clawed" blank check preferred stock (stock that cannot be used as a takeover defense). Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

8. Executive and Director Compensation

Equity Compensation Plans

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the plan if:

  The total cost of the company’s equity plans is unreasonable;
  The plan expressly permits the repricing of stock options without prior shareholder approval;
  There is a disconnect between CEO pay and the company’s performance;
  The company’s three year burn rate exceeds the greater of 2 percent and the mean plus 1 standard deviation of its industry group; or
  The plan is a vehicle for poor pay practices.

Director Compensation

Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company’s allowable cap. Vote for the plan if ALL of the following qualitative factors in the board’s compensation plan are met and disclosed in the proxy statement:

  Stock ownership guidelines with a minimum of three times the annual cash retainer.
  Vesting schedule or mandatory holding/deferral period:
  A minimum vesting of three years for stock options or restricted stock; or
  Deferred stock payable at the end of a three-year deferral period.
  A balanced mix between cash and equity. If the mix is heavier on equity, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.
  No retirement/benefits and perquisites for non-employee directors; and
  A table with a detailed disclosure of the cash and equity compensation for each non-employee director for the most recent fiscal year.

Disclosure of CEO Compensation-Tally Sheet

Companies should provide better and more transparent disclosure related to CEO pay. Consider withhold votes in the future from the compensation committee and voting against equity plans if compensation disclosure is not improved and a tally sheet is not provided.

Employee Stock Purchase Plans--Qualified Plans

Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR plans if:

  Purchase price is at least 85 percent of fair market value;
  Offering period is 27 months or less; and
  The number of shares allocated to the plan is ten percent or less of the outstanding shares.

Employee Stock Purchase Plans--Non-Qualified Plans

Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR plans with:

  Broad-based participation (i.e., all employees with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);
  Limits on employee contribution (a fixed dollar amount or a percentage of base salary);
  Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;
  No discount on the stock price on the date of purchase since there is a company matching contribution.

Option Exchange Programs/Re-pricing Options

Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration historic trading patterns, rationale for the re-pricing, value-for-value exchange treatment of surrendered options, option vesting, term of the option, exercise price and participation. Vote FOR shareholder proposals to put option re-pricing to a shareholder vote.

Severance Agreements for Executives/Golden Parachutes

Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include:

  A trigger beyond the control of management;
  The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs;
  Change-in-control payments should be double-triggered, i.e., (1) after a change in the company’s ownership structure has taken place, and (2) termination of the executive as a result of the change in control.

9. Corporate Responsibility

Animal Rights

Generally vote AGAINST proposals to phase out the use of animals in product testing unless:

  The company is conducting animal testing programs that are unnecessary or not required by regulation;
  The company is conducting animal testing when suitable alternatives are accepted and used at peer firms;
  There is a disconnect between CEO pay and the company’s performance;
  The company has been the subject of recent, significant controversy related to its testing programs.

Generally vote FOR proposals seeking a report on the company’s animal welfare standards.

Drug Pricing and Re-importation

Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing. Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:

  The existing level of disclosure on pricing policies;
  Deviation from established industry pricing norms;
  The company’s existing initiatives to provide its products to needy consumers;
  Whether the proposal focuses on specific products or geographic regions.

Generally vote FOR proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug re-importation unless such information is already publicly disclosed. Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug re-importation.

Genetically Modified Foods

Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Tobacco

Most tobacco-related proposals (such as on second-hand smoke, advertising to youth and spin-offs of tobacco-related business) should be evaluated on a CASE-BY-CASE basis.

Toxic Chemicals

Generally vote FOR resolutions requesting that a company discloses its policies related to toxic chemicals. Vote CASE-BY-CASE on resolutions requesting that companies evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals. Generally vote AGAINST resolutions requiring that a company reformulate its products within a certain timeframe unless such actions are required by law in specific markets.

Arctic National Wildlife Refuge

Generally vote AGAINST request for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless:

  New legislation is adopted allowing development and drilling in the ANWR region;
  The company intends to pursue operations in the ANWR; and
  The company has not disclosed an environmental risk report for its ANWR operations.

Concentrated Area Feeding Operations (CAFOs)

Vote FOR resolutions requesting that companies report to shareholders on the risks and liabilities associated with CAFOs unless:

  The company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring; or
  The company does not directly source from CAFOs.

Global Warming and Kyoto Protocol Compliance

Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company’s line of business. Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.

Generally vote FOR resolutions requesting that companies outline their preparations to comply with standards established by Kyoto Protocol signatory markets unless:

  The company does not maintain operations in Kyoto signatory markets;
  The company already evaluates and substantially discloses such information; or,
  Greenhouse gas emissions do not significantly impact the company’s core businesses.

Political Contributions

Vote CASE-BY-CASE on proposals to improve the disclosure of a company's political contributions considering: any recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and the public availability of a policy on political contributions. Vote AGAINST proposals barring the company from making political contributions.

Link Executive Compensation to Social Performance

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities.

Outsourcing/Offshoring

Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering: the risks associated with certain international markets; the utility of such a report; and the existence of a publicly available code of corporate conduct that applies to international operations.

Human Rights Reports

Vote CASE-BY-CASE on requests for reports detailing the company’s operations in a particular country and on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring.

10. Mutual Fund Proxies

Election of Directors

Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

Converting Closed-end Fund to Open-end Fund

Vote CASE-BY-CASE on conversion proposals, considering the following factors:

  Past performance as a closed-end fund;
  Market in which the fund invests;
  Measures taken by the board to address the discount; and
  Past shareholder activism, board activity, and votes on related proposals.

Establish Director Ownership Requirement

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Reimburse Shareholder for Expenses Incurred

Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the solicitation expenses.

Terminate the Investment Advisor

Vote CASE-BY-CASE on proposals to terminate the investment advisor, considering the following factors:

  Performance of the fund’s net asset value;
  The fund’s history of shareholder relations;
  The performance of other funds under the advisor’s management.

Concise Global Proxy Voting Guidelines

Following is a concise summary of general policies for voting global proxies. In addition, country- and market-specific policies, which are not captured below.

Financial Results/Director and Auditor Reports

Vote FOR approval of financial statements and director and auditor reports, unless:

  there are concerns about the accounts presented or audit procedures used; or
  the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Compensation

Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:

  there are serious concerns about the accounts presented or the audit procedures used;
  the auditors are being changed without explanation; or
  nonaudit-related fees are substantial or are routinely in excess of standard annual audit fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

ABSTAIN if a company changes its auditor and fails to provide shareholders with an explanation for the change.

Appointment of Internal Statutory Auditors

Vote FOR the appointment or reelection of statutory auditors, unless:

  there are serious concerns about the statutory reports presented or the audit procedures used;
  questions exist concerning any of the statutory auditors being appointed; or
  the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income

Vote FOR approval of the allocation of income, unless:

  the dividend payout ratio has been consistently below 30 percent without adequate explanation; or
  the payout is excessive given the company's financial position.

Stock (Scrip) Dividend Alternative

Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association

Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term

Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Transact Other Business

Vote AGAINST other business when it appears as a voting item.

Director Elections

Vote FOR management nominees in the election of directors, unless:

  Adequate disclosure has not been met in a timely fashion;
  There are clear concerns over questionable finances or restatements;
  There have been questionable transactions with conflicts of interest;
  There are any records of abuses against minority shareholder interests; and
  The board fails to meet minimum corporate governance standards.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.

Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).

Vote AGAINST labor representatives if they sit on either the audit or compensation committee, as they are not required to be on those committees.

Director Compensation

Vote FOR proposals to award cash fees to nonexecutive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote nonexecutive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both nonexecutive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for nonexecutive directors.

Discharge of Board and Management

Vote FOR discharge of the board and management, unless:

  there are serious questions about actions of the board or management for the year in question; or
  legal action is being taken against the board by other shareholders.

Vote AGAINST proposals to remove approval of discharge of board and management from the agenda.

Director, Officer, and Auditor Indemnification and Liability Provisions

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.

Board Structure

Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

Share Issuance Requests

General Issuances:

Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances:

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital

Vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

  the specific purpose of the increase (such as a share-based acquisition or merger) does not meet established guidelines for the purpose being proposed; or
  the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances (and less than 25 percent for companies in Japan).

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Capital Structures

Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.

Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional supervoting shares.

Preferred Stock

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets established guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests

Vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets established guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt

Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

Increase in Borrowing Powers

Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans:

Vote FOR share repurchase plans, unless:

  clear evidence of past abuse of the authority is available; or
  the plan contains no safeguards against selective buybacks.

Reissuanceof Shares Repurchased:

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase In Par Value:

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

Reorganizations/Restructurings:

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions:

Vote FOR mergers and acquisitions, unless:

  the impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group; or
  the company's structure following the acquisition or merger does not reflect good corporate governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

ABSTAIN if there is insufficient information available to make an informed voting decision.

Mandatory Takeover Bid Waivers:

Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

Reincorporation Proposals:

Vote reincorporation proposals on a CASE-BY-CASE basis.

Expansion of Business Activities:

Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions:

Vote related-party transactions on a CASE-BY-CASE basis.

Compensation Plans:

Vote compensation plans on a CASE-BY-CASE basis.

AntitakeoverMechanisms:

Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals:

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

SUPPLEMENT TO THE PROSPECTUSES AND

STATEMENTS OF ADDITIONAL INFORMATION

OF

EVERGREEN BALANCED FUNDS
EVERGREEN DOMESTIC EQUITY FUNDS II
EVERGREEN EQUITY INDEX FUNDS
EVERGREEN ENVISION FUNDS
EVERGREEN GLOBAL AND INTERNATIONAL FUNDS
EVERGREEN INTERMEDIATE AND LONG TERM BOND FUNDS
EVERGREEN MONEY MARKET FUNDS
EVERGREEN SECTOR FUNDS
EVERGREEN SOUTHERN STATE MUNICIPAL BOND FUNDS
EVERGREEN STATE MUNICIPAL BOND FUNDS
EVERGREEN VARIABLE ANNUITY TRUST

(each, a “Fund”; together, the “Funds”)

I.              Effective April 1, 2007, the footnote to the Shareholder Fees table in the section entitled “FEES AND EXPENSES” in the Funds’ prospectuses is revised as follows:

Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a contingent deferred sales charge of 1.00% upon redemption within 18 months.

The paragraph immediately following the Class A sales charge table in the section entitled “HOW TO CHOOSE THE SHARE CLASS THAT BEST SUITS YOU” in the Funds’ prospectuses is revised to reflect the change in the Class A share holding period to 18 months.

                In addition, the applicable disclosure in the Funds’ Prospectuses and Statements of Additional Information is amended to reflect the changes in the holding periods described above.

II.            Effective immediately, the minimum initial purchase amount of $1,000 noted in the Minimum Investments table in the section entitled “SHAREHOLDER TRANSACTIONS” in the Funds’ prospectuses is not applicable to participants in a wrap account.

December 18, 2006	578242 (12/06)

SUPPLEMENT TO THE STATEMENTS OF ADDITIONAL INFORMATION

OF

EVERGREEN BALANCED FUNDS
EVERGREEN DOMESTIC EQUITY FUNDS I
EVERGREEN DOMESTIC EQUITY FUNDS II
EVERGREEN EQUITY INDEX FUNDS
EVERGREEN ENVISION FUNDS
EVERGREEN GLOBAL AND INTERNATIONAL FUNDS
EVERGREEN INSTITUTIONAL MONEY MARKET FUNDS
EVERGREEN INTERMEDIATE AND LONG TERM BOND FUNDS
EVERGREEN MONEY MARKET FUNDS
EVERGREEN NATIONAL MUNICIPAL BOND FUNDS
EVERGREEN SECTOR FUNDS
EVERGREEN SHORT AND INTERMEDIATE TERM BOND FUNDS
EVERGREEN SOUTHERN STATE MUNICIPAL BOND FUNDS
EVERGREEN STATE MUNICIPAL BOND FUNDS
EVERGREEN VARIABLE ANNUITY TRUST

            Effective November 20, 2006, the paragraph describing the 12b-1 Committee under “Management of the Trust” is replaced with the following:

            The Trust has a 12b-1 Committee (formerly the Distribution and Shareholder Service Committee) which consists of William W. Pettit and the Chairman of the Committee, Dr. Leroy Keith. The 12b-1 Committee oversees and assists Trustee oversight of: the means by which shares of the Evergreen funds are distributed; expenditures by the Funds’ distributor of amounts paid under the Funds’ Rule 12b-1 plans; the nature and quality of services provided by the Funds’ transfer agent; and the overall level of servicing provided to shareholders in the Funds.   For each Fund’s most recent fiscal year end, the 12b-1 Committee held four committee meetings.

There are currently eleven Trustees of the Evergreen Funds; Shirley L. Fulton served as a Trustee through November 20, 2006.  The Trustees table and accompanying footnotes under “Management of the Trust” are replaced with the following:

Independent Trustees:

Name and Date of Birth	Position with Trust	Beginning Year of Term of Office[1]	Principal Occupations for Last Five Years	Number of Portfolios Overseen in Evergreen Funds Complex as of 12/31/2005	Other Directorships held outside of Evergreen Funds Complex
Charles A. Austin III DOB: 10/23/1934	Trustee	1991	Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The Francis Ouimet Society (scholarship program); Former Trustee, Mentor Funds and Cash Resource Trust; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice)	90	None
K. Dun Gifford DOB: 10/23/1938	Trustee	1974	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Trustee, Mentor Funds and Cash Resource Trust	90	None
Dr. Leroy Keith, Jr. DOB: 2/14/1939	Trustee	1983	Partner, Stonington Partners, Inc. (private equity fund); Trustee, Phoenix Funds Family; Director, Diversapack Co. (packaging company); Director, Obagi Medical Products Co.; Former Director, Lincoln Educational Services; Former Trustee, Mentor Funds and Cash Resource Trust	90	Trustee, Phoenix Funds Family (consisting of 51 portfolios)
Gerald M. McDonnell DOB: 7/14/1939	Trustee	1988	Manager of Commercial Operations, SMI Steel Co. - South Carolina (steel producer); Former Trustee, Mentor Funds and Cash Resource Trust	90	None
Patricia B. Norris DOB: 4/9/1948	Trustee	2006	Former Partner, PricewaterhouseCoopers, LLP	89 [2]	None
William Walt Pettit DOB: 8/26/1955	Trustee	1984	Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp.; Director, National Kidney Foundation of North Carolina, Inc.; Member, Superior Land, LLC; Former Trustee, Mentor Funds and Cash Resource Trust	90	None
David M. Richardson DOB: 9/19/1941	Trustee	1982	President, Richardson, Runden LLC (executive recruitment business development/consulting company); Consultant, Kennedy Information, Inc. (executive recruitment information and research company); Consultant, AESC (The Association of Executive Search Consultants); Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP (communications); Former Trustee, Mentor Funds and Cash Resource Trust	90	None
Dr. Russell A. Salton, III DOB: 6/2/1947	Trustee	1984	President/CEO, AccessOne MedCard, Inc.; Former Medical Director, Healthcare Resource Associates, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust	90	None
Michael S. Scofield DOB: 2/20/1943	Trustee	1984	Retired Attorney, Law Offices of Michael S. Scofield; Director and Chairman, Branded Media Corporation (multi-media branding company); Former Trustee, Mentor Funds and Cash Resource Trust	90	None
Richard J. Shima DOB: 8/11/1939	Trustee	1993	Independent Consultant; Trustee, Saint Joseph College (CT); Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director, Trust Company of CT; Former Director, Enhance Financial Services, Inc.; Former Director, Old State House Association; Former Trustee, Mentor Funds and Cash Resource Trust	90	None

Interested Trustee:

Richard K. Wagoner, CFA[3] DOB: 12/12/1937	Trustee	1999	Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Trustee, Mentor Funds and Cash Resource Trust	90	None

1       Each Trustee, except Ms. Norris, serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. As a new Trustee, Ms. Norris’ initial term ends June 30, 2009, at which time she may be re-elected by Trustees to serve until a successor is duly elected or qualified or until her death, resignation, retirement or removal from office by the Trustees.

2          Ms. Norris’ information is as of July 1, 2006, the effective date of her trusteeship.

3       Mr. Wagoner is an "interested person" of the Evergreen funds because of his ownership of shares in Wachovia Corporation, the parent to the Evergreen funds' investment advisor.

The sub-section entitled “Trustee Ownership of Evergreen Funds Shares” in the section entitled “Management of the Trust” is replaced with the following:

Set forth in the table below are the names of the Evergreen funds in which the Trustees are invested. Amounts reflected include amounts received through the Trustees’ Deferred Compensation Plan. The table shows the dollar range of each Trustee’s investment in each Fund and the aggregate dollar range of their investment in the Evergreen funds complex, as of December 31, 2005 unless otherwise noted. Patricia B. Norris became a member of the Board of Trustees as of July 1, 2006.  Ms. Norris’s information is as of September 19, 2006.

Trustee

	Fund	Dollar Range of Investment in Fund	Aggregate Dollar Range of Investments in Evergreen Funds Complex
Charles A. Austin III	Evergreen Aggressive Growth Fund[1]	$50,001-$100,000	Over $100,000
	Evergreen Core Bond Fund[1]	$10,001-$50,000
	Evergreen Equity Income Fund[1]	$50,001-$100,000
	Evergreen Growth Fund[1]	$50,001-$100,000
	Evergreen Health Care Fund[2]	Over $100,000
	Evergreen International Equity Fund[1]	$10,001-$50,000
	Evergreen Large Cap Value Fund[1]	$10,001-$50,000
	Evergreen Mid Cap Growth Fund[1]	Over $100,000
	Evergreen Money Market Fund	Over $100,000
	Evergreen Omega Fund[2]	$50,001-$100,000
	Evergreen Small Cap Value Fund[1]	$10,001-$50,000
	Evergreen Health Care Fund[1]	$10,001-$50,000
	Evergreen Disciplined Value Fund[1]	$10,001-$50,000
	Evergreen International Equity Fund[1]	$10,001-$50,000
K. Dun Gifford[3]	Evergreen Asset Allocation Fund	$50,001-$100,000	Over $100,000
	Evergreen Equity Income Fund	$50,001-$100,000
	Evergreen Emerging Markets Growth Fund	$10,001-$50,000
	Evergreen Global Opportunities Fund	Over $100,000
Dr. Leroy Keith, Jr.	Evergreen Asset Allocation Fund	$1-$10,000	$10,001-$50,000
	Evergreen Income Advantage Fund	$1-$10,000
	Evergreen Limited Duration Fund	$10,001-$50,000
	Evergreen Managed Income Fund	$1-$10,000
	Evergreen Omega Fund	$1-$10,000
	Evergreen Utilities and High Income Fund	$1-$10,000
Gerald M. Mc Donnell[4]	Evergreen Adjustable Rate Fund	$10,001-$50,000	Over $100,000
	Evergreen Asset Allocation Fund[1]	$50,001-$100,000
	Evergreen Balanced Fund[1]	$50,001-$100,000
	Evergreen Emerging Markets Growth Fund	$10,001-$50,000
	Evergreen Equity Income Fund	$10,001-$50,000
	Evergreen Fundamental Large Cap Fund[2]	Over $100,000
	Evergreen Global Large Cap Equity Fund[1]	$10,001-$50,000
	Evergreen Health Care Fund	$10,001-$50,000
	Evergreen Income Advantage Fund	$1-$10,000
	Evergreen Large Cap Value Fund[1]	$50,001-$100,000
	Evergreen Managed Income Fund	$1-$10,000
	Evergreen Money Market Fund[2]	Over $100,000
	Evergreen Omega Fund[1]	$10,001-$50,000
	Evergreen Short Intermediate Bond Fund	$1-$10,000
	Evergreen Strategic Municipal Bond Fund	$10,001-$50,000
	Evergreen Utilities and High Income Fund	$1-$10,000
Patricia B. Norris	Evergreen Disciplined Small-Mid Value Fund	$10,001 - $50,000	Over $100,000
	Evergreen Disciplined Value Fund	$10,001 - $50,000
	Evergreen Emerging Markets Growth Fund	$10,001 - $50,000
	Evergreen Global Opportunities Fund	$10,001 - $50,000
	Evergreen Growth Fund	$10,001 - $50,000
	Evergreen Health Care Fund	$10,001 - $50,000
	Evergreen International Equity Fund	$10,001 - $50,000
	Evergreen Precious Metals Fund	$10,001 - $50,000
	Evergreen Utility and Telecommunications Fund	$10,001 - $50,000
William Walt Pettit	Evergreen Aggressive Growth Fund	$1-$10,000	Over $100,000
	Evergreen Asset Allocation Fund[1]	$1-$10,000
	Evergreen Emerging Growth Fund[1]	$1-$10,000
	Evergreen Emerging Markets Growth Fund	$1-$10,000
	Evergreen Equity Income Fund[2]	$1-$10,000
	Evergreen Fundamental Large Cap Fund[2]	Over $100,000
	Evergreen Global Large Cap Equity Fund[2]	$1-$10,000
	Evergreen Global Opportunities Fund[1]	Over $100,000
	Evergreen Growth Fund[1]	Over $100,000
	Evergreen Health Care Fund[1]	Over $100,000
	Evergreen International Equity Fund[1]	$1-$10,000
	Evergreen Large Cap Equity Fund[1]	Over $100,000
	Evergreen Large Cap Value Fund[1]	$1-$10,000
	Evergreen Money Market Fund	$10,001-$50,000
	Evergreen Utility and Telecommunications Fund[1]	Over $100,000
David M. Richardson	Evergreen Asset Allocation Fund	$10,001-$50,000	Over $100,000
	Evergreen Managed Income Fund	$50,001-$100,000
	Evergreen Omega Fund	$10,001-$50,000
	Evergreen Special Values Fund	$50,001-$100,000
	Evergreen Utilities and High Income Fund	$10,001-$50,000
Dr. Russell A. Salton, III	Evergreen Asset Allocation Fund[1]	Over $100,000	Over $100,000
	Evergreen Global Opportunities Fund[1]	Over $100,000
	Evergreen Large Cap Value Fund[1]	Over $100,000
Michael S. Scofield	Evergreen Asset Allocation Fund	$10,001-$50,000	Over $100,000
	Evergreen Aggressive Growth Fund	$10,001-$50,000
	Evergreen Balanced Fund[2]	Over $100,000
	Evergreen Core Bond Fund[1]	$50,001-$100,000
	Evergreen Disciplined Value Fund	$10,001-$50,000
	Evergreen Equity Index Fund	$10,001-$50,000
	Evergreen Global Opportunities Fund	$10,001-$50,000
	Evergreen Health Care Fund	$10,001-$50,000
	Evergreen Income Advantage Fund	$1-$10,000
	Evergreen Managed Income Fund	$1-$10,000
	Evergreen Special Equity Fund	$10,001-$50,000
	Evergreen Treasury Money Market Fund	$1-$10,000
	Evergreen Utilities and Telecommunications Fund	$10,001-$50,000
Richard J. Shima	Evergreen Asset Allocation Fund[1]	Over $100,000	Over $100,000
	Evergreen Balanced Fund	$50,001-$100,000
	Evergreen Connecticut Municipal Bond Fund	$50,001-$100,000
	Evergreen Global Large Cap Equity Fund	Over $100,000
	Evergreen Global Opportunities Fund	Over $100,000
	Evergreen Income Advantage Fund	$10,001-$50,000
	Evergreen International Equity Fund	$10,001-$50,000
	Evergreen Large Cap Value Fund[1]	Over $100,000
	Evergreen Managed Income Fund	$10,001-$50,000
	Evergreen Omega Fund	$50,001-$100,000
	Evergreen Utilities and High Income Fund	$10,001-$50,000
Richard K. Wagoner	Evergreen Equity Income Fund	Over $100,000	Over $100,000
	Evergreen Income Advantage Fund	$1-$10,000
	Evergreen Managed Income Fund	$1-$10,000
	Evergreen Mid Cap Growth Fund	$50,001-$100,000
	Evergreen Money Market Fund	$10,001-$50,000
	Evergreen Municipal Money Market Fund	$1-$10,000
	Evergreen Omega Fund	Over $100,000
	Evergreen Special Values Fund	Over $100,000
	Evergreen Utilities and High Income Fund	$1-$10,000

1          Invested through the Trustees’ Deferred Compensation Plan.  The Deferred Compensation Plan allows each Trustee to defer any or all of his or her compensation for serving as Trustee, and to have such compensation invested into a deferral account.  The investment performance of the deferral account is based on the investment performance of the particular Evergreen fund(s) selected by the Trustee.

2          Amount shown includes direct investments as well as investments through the Trustees' Deferred Compensation Plan. Dollar ranges of investments held directly in these funds are as follows: Mr. Austin – Evergreen Health Care Fund, $10,001 - $50,000; Evergreen Omega Fund, $10,001 - $50,000. Mr. McDonnell – Evergreen Fundamental Large Cap Fund, $10,001 - $50,000 and Evergreen Money Market Fund, $1 - $10,000. Mr. Pettit – Evergreen Equity Income Fund, $1 - $10,000; Evergreen Fundamental Large Cap Fund, $10,001 - $50,000; Evergreen Global Large Cap Equity Fund, $1 - $10,000. Mr. Scofield – Evergreen Balanced Fund, $10,001-$50,000.

3       Information for Mr. Gifford has been updated to reflect holdings as of July 26, 2006.

4       In addition to the amounts shown in the table, Mr. McDonnell has $10,001-$50,000 invested in a 529 Education Savings Plan which may from time to time invest in certain of the Evergreen funds.

November 29, 2006	578159 (11/06)

EVERGREEN MUNICIPAL TRUST

EVERGREEN SELECT FIXED INCOME TRUST

200 Berkeley Street

Boston, Massachusetts 02116

1.800.343.2898

EVERGREEN NATIONAL MUNICIPAL BOND FUNDS

STATEMENT OF ADDITIONAL INFORMATION

October 1, 2006

Evergreen High Grade Municipal Bond Fund (“High Grade Fund”)	Evergreen Intermediate Municipal Bond Fund (“Intermediate Bond Fund”)
Evergreen Municipal Bond Fund (“Municipal Fund”)
Evergreen Short-Intermediate Municipal Bond Fund (“Short-Intermediate Fund”)
Evergreen Strategic Municipal Bond Fund (“Strategic Municipal Bond Fund”)
Each is a series of an open-end management investment company known as Evergreen Municipal Trust	Intermediate Bond Fund is a series of an open-end management investment company known as Evergreen Select Fixed Income Trust

  (Each of the above series, a “Fund”, together, the “Funds”; each of Evergreen Municipal Trust and Evergreen Select Fixed Income Trust, a “Trust”, together, the “Trusts”)

This Statement of Additional Information (SAI) pertains to all classes of shares of the Funds listed above.  It is not a prospectus but should be read in conjunction with the prospectus dated October 1, 2006, as amended from time to time, for the Fund in which you are contemplating an investment.  Shares of each Fund are offered through two separate prospectuses: one offering Class A, Class B, Class C and Class I shares of each Fund and one offering Class IS shares of Intermediate Bond Fund.  You may obtain a copy of each prospectus without charge by calling 1.800.343.2898 or by downloading them off our Web site at EvergreenInvestments.com.  The information in Part 1 of this SAI is specific information about the Funds described in the prospectuses.  The information in Part 2 of this SAI contains more general information that may or may not apply to the Fund or class of shares in which you are interested.

Certain information may be incorporated into this document by reference to each Fund’s Annual Report dated May 31, 2006.  You may obtain a copy of each Annual Report without charge by calling 1.800.343.2898 or by downloading them off our Web site at EvergreenInvestments.com.

PART 1

TRUST HISTORY............................................................................................................................. 1-1

INVESTMENT POLICIES.................................................................................................................. 1-1

OTHER SECURITIES AND PRACTICES............................................................................................. 1-2

PRINCIPAL HOLDERS OF FUND SHARES........................................................................................ 1-3

EXPENSES..................................................................................................................................... 1-6

COMPUTATION OF CLASS A OFFERING PRICE ...........................................................................   1-10

SERVICE PROVIDERS................................................................................................................... 1-10

FINANCIAL STATEMENTS.............................................................................................................. 1-12

PART 2

ADDITIONAL INFORMATION ON SECURITIES AND INVESTMENT PRACTICES................................... 2-1

PURCHASE AND REDEMPTION OF SHARES................................................................................. 2-18

PRICING OF SHARES.................................................................................................................... 2-20

PRINCIPAL UNDERWRITER........................................................................................................... 2-21

DISTRIBUTION EXPENSES UNDER RULE 12b-1.............................................................................. 2-22

TAX INFORMATION........................................................................................................................ 2-27

BROKERAGE................................................................................................................................ 2-30

ORGANIZATION............................................................................................................................. 2-31

INVESTMENT ADVISORY AGREEMENT......................................................................................... 2-33

PORTFOLIO MANAGERS............................................................................................................... 2-33

MANAGEMENT OF THE TRUST...................................................................................................... 2-38

POLICY FOR DISSEMINATION OF PORTFOLIO HOLDINGS............................................................. 2-44

CORPORATE AND MUNICIPAL BOND RATINGS............................................................................. 2-45

ADDITIONAL INFORMATION........................................................................................................... 2-54

PROXY VOTING POLICY AND PROCEDURES.................................................................................. A-1

PART 1

TRUST HISTORY

Each Trust is an open-end management investment company, which was organized as a Delaware statutory trust on September 18, 1997. Each Fund (except Intermediate Bond Fund) is a diversified series of Evergreen Municipal Trust.  Intermediate Bond Fund is a diversified series of Evergreen Select Fixed Income Trust. A copy of each Declaration of Trust is on file as an exhibit to each Trust’s Registration Statement, of which this SAI is a part.  On July 14, 2003, Evergreen Offit National Municipal Bond Fund was reorganized into Intermediate Bond Fund and became the surviving performance and accounting fund.  On October 1, 2004, Strategic Municipal Bond Fund changed its name from Evergreen High Income Municipal Bond Fund.

INVESTMENT POLICIES

FUNDAMENTAL INVESTMENT POLICIES

            Each Fund has adopted the fundamental investment restrictions set forth below which may not be changed without the vote of a majority of each Fund's outstanding shares, as defined in the Investment Company Act of 1940 (the “1940 Act”).  In some cases, an explanation beneath a fundamental policy describes the Fund’s practices with respect to that policy, as allowed by current law.  If the law governing a policy changes, the Fund’s practices may be changed accordingly without a shareholder vote.  Unless otherwise stated, all references to the assets of the Fund are in terms of current market value.

            1. Diversification

            Each Fund may not make any investment that is inconsistent with its classification as a diversified investment company under the 1940 Act.

            Further Explanation of Diversification Policy:

            To remain classified as a diversified investment company under the 1940 Act, each Fund must conform with the following: With respect to 75% of its total assets, a diversified investment company may not invest more than 5% of its total assets, determined at market or other fair value at the time of purchase, in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, determined at the time of purchase. The 5% and 10% limitations do not apply to (1) a Fund’s assets represented by cash or cash equivalents, (2) investments in securities issued or guaranteed by the United States (U.S.) government or its agencies or instrumentalities, and (3) shares of other investment companies.

            2. Concentration

            Each Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry (other than securities that are issued or guaranteed by the U.S. government or its agencies or instrumentalities).

            Further Explanation of Concentration Policy:

            Each Fund may not invest more than 25% of its total assets, taken at market value, in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

            3. Issuing Senior Securities

            Except as permitted under the 1940 Act, each Fund may not issue senior securities.

            4. Borrowing

            Each Fund may not borrow money, except to the extent permitted by applicable law.

            Further Explanation of Borrowing Policy:

            Under the 1940 Act generally, each Fund may borrow from banks in an amount up to 33 1/3% of its total assets (including amounts borrowed) for any reason, and each Fund may also borrow up to an additional 5% of its total assets from banks or others for temporary or emergency purposes.  Each Fund may also borrow from certain other Evergreen funds pursuant to applicable exemptive relief, within the limitations described above.

            5. Underwriting

            Each Fund may not underwrite securities of other issuers, except insofar as a Fund may be deemed to be an underwriter in connection with the disposition of its portfolio securities.

            6. Real Estate

            Each Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, a Fund may invest in (a) securities that are directly or indirectly secured by real estate, or (b) securities issued by issuers that invest in real estate.

            7. Commodities

            Each Fund may not purchase or sell commodities or contracts on commodities, except to the extent that a Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

            8. Lending

            Each Fund may not make loans to other persons, except that a Fund may lend its portfolio securities or cash in accordance with applicable law.  The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

            Further Explanation of Lending Policy:

            To generate income and offset expenses, a Fund may lend portfolio securities to broker‑dealers and other financial institutions in an amount up to 33 1/3% of its total assets, taken at market value.  While securities are on loan, the borrower will pay the Fund any income accruing on the security.  The Fund may invest any collateral it receives in additional portfolio securities, such as U.S. Treasury notes, certificates of deposit, other high‑grade, short‑term obligations or interest bearing cash equivalents. Increases or decreases in the market value of a security lent will affect the Fund and its shareholders.

            When a Fund lends its securities, it will require the borrower to give the Fund collateral in cash or government securities.  The Fund will require collateral in an amount equal to at least 100% of the current market value of the securities lent, including accrued interest.  The Fund has the right to call a loan and obtain the securities lent any time on notice of not more than five business days. The Fund may pay reasonable fees in connection with such loans.

            The funds in the Evergreen Select Equity Trust, Evergreen Select Fixed Income Trust (except Evergreen Adjustable Rate Fund), the Trust and Evergreen Fixed Income Trust have the ability to lend cash to other Evergreen funds, in accordance with Evergreen’s Interfund Lending Policy and with the exemptive order issued by the Securities and Exchange Commission on November 20, 2001 (Rel. No. 812-11592).

OTHER SECURITIES AND PRACTICES

For information regarding certain securities the Fund may purchase and certain investment practices the Fund may use, see the following section in Part 2 of this SAI under “Additional Information on Securities and Investment Practices.” Information provided in the sections listed below expands upon and supplements information provided in the Fund’s prospectus.

Money Market Instruments

U.S. Government Agency Securities

When-Issued, Delayed-Delivery and Forward Commitment Transactions

Repurchase Agreements

Reverse Repurchase Agreements

Securities Lending

Options and Future Strategies

Foreign Securities (applicable to Municipal Fund only)

Foreign Currency Transactions (applicable to Municipal Fund only)

High Yield, High Risk Bonds

Illiquid and Restricted Securities

Investment in Other Investment Companies

Short Sales

Municipal Securities

U.S. Virgin Islands, Guam and Puerto Rico

Payment-in-kind Securities

Zero Coupon “Stripped” Bonds (applicable to Strategic Municipal Bond Fund and Intermediate Bond Fund)

Mortgage-Backed and Asset-Backed Securities (applicable to Short-Intermediate Fund only)

Swaps, Caps, Floors and Collars (applicable to High Grade Fund and Municipal Fund only)

Variable or Floating Rate Securities

            Notwithstanding the above, each Fund may invest up to 5% of its assets in each of the securities or practices discussed in Part 2 of this SAI under “Additional Information on Securities and Investment Practices.”

PRINCIPAL HOLDERS OF FUND SHARES

            As of September 1, 2006, the officers and Trustees of the Trust owned as a group less than 1% of the outstanding shares of any class of the Fund.

            Set forth below is information with respect to each person who, to the Fund’s knowledge, owned of record 5% or more of the outstanding shares of any class of the Fund as of September 1, 2006. The Funds do not know if any of the below held their shares beneficially.

High Grade Fund—Class A
None
High Grade Fund—Class B
None
High Grade Fund—Class C
Citigroup Global Markets Inc. House Account Attn: Peter Booth 333 West 34th Street New York, NY 10001-2402	9.64%
MLPF&S For Sole Benefit of Its Customers Attn: Fund Admin 4800 Deer Lake Drive East, 2nd Floor Jacksonville, FL 32246-6484	9.36%
A.G. Edwards & Sons, Inc. Sherman H. Norton Jr. One North Jefferson St. Louis, MO 63103-2205	8.79%
High Grade Fund—Class I
Wachovia Bank Trust Accounts 11th Floor 301 S. Tryon St. Charlotte, NC 28202	31.41%
Wachovia Bank Trust Accounts 11th Floor 301 S. Tryon St. Charlotte, NC 28202	15.35%
Intermediate Bond Fund – Class A
MLPF&S For Sole Benefit of Its Customers Attn: Fund Admin 4800 Deer Lake Drive East, 2nd Floor Jacksonville, FL 32246-6484	10.01%
Charles Schwab & Co Inc Special Benefit Account FBO Exclusive Benefit of Customers 101 Montgomery Street/Mutual Funds San Francisco, CA 94104	7.42%
Intermediate Bond Fund – Class B
None
Intermediate Bond Fund – Class C
MLPF&S For Sole Benefit of Its Customers Attn: Fund Admin 4800 Deer Lake Drive East, 2nd Floor Jacksonville, FL 32246-6484	28.67%
Intermediate Bond Fund Class I
Wachovia Bank Cash Account Attn: Trust Operations Fund Group 401 S. Tryon St. 3rd Floor Charlotte, NC 28202-1934	85.11%
Wachovia Bank Corestates Transfer Account Attn: Mike Hodan/Trust Operations 1525 West WT Harris Blvd Charlotte, NC 28262-8522	5.67%
Intermediate Bond Fund—Class IS
Wachovia Bank Trust Accounts Attn: Ginny Batten 401 S Tryon Street, 3rd Floor Charlotte, NC 28202-1934	5.28%
MunicipalFund—Class A
MLPF&S For Sole Benefit of Its Customers Attn: Fund Admin 4800 Deer Lake Drive East, 2nd Floor Jacksonville, FL 32246-6484	7.18%
Citigroup Global Markets Inc. House Account Attn: Peter Booth 333 West 34th Street New York, NY 10001-2402	5.92%
Municipal Fund-Class B
MLPF&S For Sole Benefit of Its Customers Attn: Fund Admin 4800 Deer Lake Drive East, 2nd Floor Jacksonville, FL 32246-6484	10.39%
Citigroup Global Markets Inc. House Account Attn: Peter Booth 333 West 34th Street New York, NY 10001-2402	5.81%
MunicipalFund—Class C
MLPF&S For Sole Benefit of Its Customers Attn: Fund Admin 4800 Deer Lake Drive East, 2nd Floor Jacksonville, FL 32246-6484	8.15%
MunicipalFund—Class I
Wachovia Bank Cash Account Trust Accounts 1525 West WT Harris Blvd. Charlotte, NC 28288-0001	66.63%
Wachovia Bank Cash/Reinvest Acct. Trust Accounts 1525 West WT Harris Blvd. Charlotte, NC 28288-0001	30.36%
Short-Intermediate Fund—Class A

MLPF&S For Sole Benefit of Its Customers Attn: Fund Admin 4800 Deer Lake Drive East, 2nd Floor Jacksonville, FL 32246-6484	6.40%
Short-Intermediate Fund—Class B
Citigroup Global Markets Inc. House Account Attn: Peter Booth 333 West 34th Street New York, NY 10001-2402	6.83%
MLPF&S For Sole Benefit of Its Customers Attn: Fund Admin 4800 Deer Lake Drive East, 2nd Floor Jacksonville, FL 32246-6484	6.47%
Penson Financial Services Inc. 1700 Pacific Avenue Suite 1400 Dallas, TX 75201-4609	5.30%
Short-Intermediate Fund—Class C
MLPF&S For Sole Benefit of Its Customers Attn: Fund Admin 4800 Deer Lake Drive East, 2nd Floor Jacksonville, FL 32246-6484	36.13%
Citigroup Global Markets Inc. House Account Attn: Peter Booth 333 West 34th Street New York, NY 10001-2402	9.20%
Short-Intermediate Fund—ClassI
Wachovia Bank Cash Account 1525 West WT Harris Blvd. Charlotte, NC 28288-0001	75.29%
Wachovia Bank Cash/Reinvest Acct. Trust Accounts 1525 West WT Harris Blvd. Charlotte, NC 28288-0001	14.40%
Strategic Municipal Bond Fund—Class A
Charles Schwab & Co. Inc. Special Custody Account FBO Exclusive Benefit of Its Customers Reinvest Acct. 101 Montgomery St./Mutual Funds San Francisco, CA 94104-4122	10.30%
MLPF&S For Sole Benefit of Its Customers Attn: Fund Admin 4800 Deer Lake Drive East, 2nd Floor Jacksonville, FL 32246-6484	5.13%
Strategic Municipal Bond Fund—Class B
MLPF&S For Sole Benefit of Its Customers Attn: Fund Admin 4800 Deer Lake Drive East, 2nd Floor Jacksonville, FL 32246-6484	7.15%
Strategic Municipal Bond Fund—Class C
MLPF&S For Sole Benefit of Its Customers Attn: Fund Admin 4800 Deer Lake Drive East, 2nd Floor Jacksonville, FL 32246-6484	20.97%
Citigroup Global Markets Inc. House Account Attn: Peter Booth 333 West 34th Street New York, NY 10001-2402	6.65%
Strategic Municipal Bond Fund—Class I
SHPS Human Resource Solution Inc. For the Benefit of OPM Attn: Kevin Scarborough 11405 Bluegrass Pkwy. Louisville, KY 40299-2349	25.32%
Internet Services Corporation Attn: Tom Emery 1300 Altura Road Fort Mill, SC 29708-6982	23.86%
Wachovia Bank Trust Accounts 11th Floor 301 South Tryon St. Charlotte, NC 28202	16.68%
NFS LLC FEBO Insink Partnership Ltd. 6622 Southpoint Dr. S Ste 495 Jacksonville, FL 32216-6188	11.05%
Biltmore Estate The Inn of Biltmore Estate 1 N Pack SQ Ashville, NC 28801-3462	6.69%

EXPENSES

Advisory Fees

            Evergreen Investment Management Company, LLC (EIMC), a wholly owned subsidiary of Wachovia Corporation (Wachovia), is the investment advisor to the Funds.  EIMC is located at 200 Berkeley Street, Boston, Massachusetts 02116-5034.  Wachovia is located at 301 South College Street, Charlotte, North Carolina 28288-0013.  For more information, see “Investment Advisory Agreement” in Part 2 of this SAI.

EIMC oversees investment operations for the Funds, including oversight and supervision of the Strategic Municipal Bond Fund’s sub-advisor.

EIMC is entitled to receive from the High Grade Fund an annual fee based on the Fund’s average daily net assets as follows:

Average Daily Net Assets	Fee
First $500 million	0.42%
Next $500 million	0.37%
Next $500 million	0.32%
Over $1.5 billion	0.27%

EIMC is entitled to receive from the Intermediate Bond Fund an annual fee based on the Fund’s average daily net assets as follows:

Average Daily Net Assets	Fee
First $250 million	0.50%
Next $250 million	0.45%
Next $500 million	0.32%
Next $500 million	0.30%
Over $1.5 billion	0.27%

EIMC is entitled to receive from the Municipal Fund an annual fee of 2.0% of the Fund’s gross dividend and interest income, plus the following:

Average Daily Net Assets

Fee

First $500 million	0.31%
Over $500 million	0.16%

EIMC is entitled to receive from the Short-Intermediate Fund an annual fee based on the Fund’s average daily net assets as follows:

Average Daily Net Assets	Fee
First $500 million	0.40%
Next $500 million	0.32%
Over $1 billion	0.27%

EIMC is entitled to receive from the Strategic Municipal Bond Fund an annual fee based on the Fund’s average daily net assets as follows:

Average Daily Net Assets	Fee
First $250 million	0.55%
Next $250 million	0.50%
Next $500 million	0.45%
Next $500 million	0.40%
Over $1.5 billion	0.35%

Advisory Fees Paid

            Below are the advisory fees paid or accrued by the Fund for the last three fiscal years.

Fund/Fiscal Year or Period	Advisory Fees Paid
May 31, 2006
High Grade Fund	$456,701
Intermediate Bond Fund	$2,475,311
Municipal Fund	$3,005,719
Short-Intermediate Fund	$2,003,075
Strategic Municipal Bond Fund	$3,659,728
May 31, 2005
High Grade Fund	$487,408
Intermediate Bond Fund	$2,237,786
Municipal Fund	$2,995,973
Short-Intermediate Fund	$2,152,653
Strategic Municipal Bond Fund	$4,099,652
May 31, 2004
High Grade Fund	$555,765
Intermediate Bond Fund (a)	$2,486,883
Municipal Fund	$3,015,938
Short-Intermediate Fund	$1,790,643
Strategic Municipal Bond Fund	$4,835,182

Effective at the close of business on July 11, 2003, Intermediate Bond Fund acquired the net assets of Evergreen Offit National Municipal Bond Fund. Evergreen Offit National Municipal Bond Fund was the accounting and performance survivor in this transaction.  The above fees are those of Evergreen Offit National Municipal Bond Fund.

Sub-Advisory Fees Paid

Stamper Capital & Investments, Inc. (“Stamper Capital”), acts as sub-advisor to Strategic Municipal Bond Fund and is paid by EIMC for providing sub-advisory services an annual fee based on the Fund’s average daily net assets as follows:

Average Daily Net Assets	Fee
First $250 million	0.195%
Next $250 million	0.180%
Over $500 million	0.165%

Brokerage Commissions

            The Funds paid no brokerage commission for the last three fiscal years or periods.

Underwriting Commissions

            Below are the underwriting commissions paid by each Fund and the amounts retained by Evergreen Investment Services, Inc. (EIS), the principal underwriter, for the last three fiscal years.  For periods prior to May 1, 2004, underwriting commissions were paid to the Fund’s predecessor principal underwriter.  For more information, see “Principal Underwriter” in Part 2 of this SAI.

Fiscal Year Ended/Fund	Total Underwriting Commissions	Underwriting Commissions Retained
May 31, 2006
High Grade Fund	$104,941	$6,319
Intermediate Bond Fund	$418,938	$26,030
Municipal Fund	$386,351	$25,023
Short-Intermediate Fund	$48,854	$3,073
Strategic Municipal Bond Fund	$443,667	$14,210
May 31, 2005
High Grade Fund	$107,598	$10,912
Intermediate Bond Fund	$790,258	$42,151
Municipal Fund	$265,767	$18,731
Short-Intermediate Fund	$108,418	$4,896
Strategic Municipal Bond Fund	$1,153,256	$26,724
May 31, 2004
High Grade Fund	$196,193	$8,540
Intermediate Bond Fund	$282,988	$14,288
Municipal Fund	$323,315	$21,662
Short-Intermediate Fund	$371,628	$15,081
Strategic Municipal Bond Fund	$3,063,435	$89,828

12b-1 Fees

            Below are the 12b-1 fees paid by each Fund for the fiscal year ended May 31, 2006.  Class I shares do not pay 12b-1 fees.  For more information, see “Distribution Expenses Under Rule 12b-1” in Part 2 of this SAI.

Fund	Class A		Class B		Class C		Class IS
	Distribution Fees	Service Fees	Distribution Fees	Service Fees	Distribution Fees	Service Fees	Service Fees
High Grade Fund	$32,396	$132,352	$109,251	$36,417	$63,035	$21,011	N/A
Intermediate Bond Fund	$29,147	$118,934	$79,397	$26,465	$145,247	$48,415	$40,858
Municipal Fund	$331,328	$1,353,845	$121,034	$40,344	$277,550	$92,516	N/A
Short-Intermediate Fund	$32,869	$98,368	$79,173	$26,391	$122,977	$40,993	N/A
Strategic Municipal Bond Fund	$208,729	$853,592	$913,552	$304,517	$1,088,101	$362,701	N/A

Trustee Compensation

            Listed below is the Trustee compensation paid by the Funds for the fiscal year ended May 31, 2006 and by the Funds and the other funds in the Evergreen Fund Complex(1) for the twelve months ended December 31, 2005. The Trustees do not receive pension or retirement benefits from the Evergreen funds. Patricia B. Norris became a Trustee effective July 1, 2006 and did not receive any compensation from the Trusts for the periods indicated. For more information, see “Management of the Trust” in Part 2 of this SAI.

Trustee	Aggregate Compensation from the Funds for the fiscal year ended May 31, 2006	Total Compensation from the Funds and Fund Complex Paid to Trustees for the twelve months ended 12/31/2005(2)
Charles A. Austin III	$5,406	$203,500
Shirley L. Fulton	$4,437	$167,000
K. Dun Gifford	$4,696	$186,500
Leroy Keith, Jr.	$4,399	$168,000
Gerald M. McDonnell	$4,399	$168,000
William Walt Pettit	$4,437	$167,000
David M. Richardson	$4,399	$168,000
Russell A. Salton, III	$5,083	$191,500
Michael S. Scofield	$8,003	$285,000
Richard J. Shima	$5,006	$186,500
Richard K. Wagoner	$4,566	$168,000

The Evergreen Fund Complex consists of ten open-end investment management companies representing eighty-eight separate series and four closed-end funds.

(2)   The Trustees have a Deferred Compensation Plan which provides Trustees with the option to defer all of part of their compensation. The Trustees may elect to earn a rate of return on any deferred compensation by selecting hypothetical investments in Evergreen investment media in an amount equal to the deferred compensation. A Trustee may elect when to receive distributions of such deferred amounts, but may not receive a distribution before the earlier of the first business day of January following (a) a date five years following the deferral election or (b) the year in which the Trustee ceases to be a member of the Board of Trustees. Pursuant to the Deferred Compensation Plan, payments due under the Deferred Compensation Plan are unsecured obligations of the Evergreen funds. Also pursuant to the Trustees Deferred Compensation Plan, certain Trustees have elected to defer all or part of their total compensation for the twelve months ended December 31, 2005. The amounts listed below will be payable in later years to the respective Trustees:

                Austin                      $132,275

                Fulton                      $41,750

                McDonnell                $50,400

                Pettit                        $50,100

                                Shima                      $93,250

COMPUTATION OF CLASS A OFFERING PRICE

            Class A shares are sold at the net asset value (NAV) plus a sales charge.  Below is an example of the method of computing the offering price of Class A shares of each Fund.  The example assumes a purchase of Class A shares of a Fund aggregating less than $50,000 based upon the NAV of the Fund’s Class A shares at May 31, 2006.  For more information, see “Pricing of Shares” in Part 2 of this SAI.

Fund	Net Asset Value Per Share	Sales Charge Per Share(1)	Offering Price Per Share
High Grade Fund	$10.93	4.75%	$11.48
Intermediate Bond Fund	$60.18	4.75%	$63.18
Municipal Fund	$7.40	4.75%	$7.77
Short-Intermediate Fund	$9.88	3.25%	$10.21
Strategic Municipal Bond Fund	$8.75	4.75%	$9.19

(1)   The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

SERVICE PROVIDERS

Administrator

            Evergreen Investment Services, Inc. (EIS), 200 Berkeley Street, Boston, MA 02116-5034, a subsidiary of Wachovia and an affiliate of EIMC, serves as administrator to the Funds, subject to the supervision and control of the Trust’s Board of Trustees.  Pursuant to a Master Administrative Services Agreement, EIS provides the Funds with facilities, equipment and personnel, and is entitled to receive annual fees from each Fund at the following rate:

Average Daily Net Assets

of the Evergreen funds (excluding Money Market Funds and Evergreen Institutional Enhanced Income Fund)

Administrative

Services Fee Rates

First $50 billion

0.100%

Next $25 billion

0.090%

Next $25 billion

0.080%

Next $25 billion

0.075%

On assets over $125 billion

0.050%

            Below are the administrative fees paid by each Fund for the last three fiscal years.

Fund/Fiscal Year or Period	Administrative Fees Paid
May 31, 2006

High Grade Fund	$108,089
Intermediate Bond Fund	$528,206
Municipal Fund	$884,089
Short Intermediate Fund	$497,801
Strategic Municipal Bond Fund	$725,624
May 31, 2005

High Grade Fund	$115,853
Intermediate Bond Fund	$468,740
Municipal Fund	$876,060
Short Intermediate Fund	$537,238
Strategic Municipal Bond Fund	$826,331
May 31, 2004

High Grade Fund	$132,241
Intermediate Bond Fund	$488,383
Municipal Fund	$878,408
Short-Intermediate Fund	$447,341
Strategic Municipal Bond Fund	$990,747

Distributor

            EIS also markets the Funds through broker‑dealers and other financial representatives and receives payment pursuant to each Fund’s 12b-1 plans.  EIS is an affiliate of EIMC, which is an affiliate of the Funds.

Transfer Agent

            Evergreen Service Company, LLC (ESC), P.O. Box 8400, Boston, MA 02266-8400, a subsidiary of Wachovia and an affiliate of EIMC, is the Funds’ transfer agent. ESC issues and redeems shares, pays dividends and performs other duties in connection with the maintenance of shareholder accounts.

Each Fund pays ESC annual fees as follows:

Fund Type	Annual Fee Per Open Account*	Annual Fee Per Closed Account**
Monthly Dividend Funds	$26.75	$9.00

            * For shareholder accounts only.  The Fund pays ESC cost plus 15% for broker accounts.

                                      ** Closed accounts are maintained on the system in order to facilitate historical and tax information.

Below are the transfer agency fees paid to ESC for the last fiscal year. A portion of the fees listed below was paid to Wachovia Securities, Inc., an affiliate of Wachovia Corporation.

Fund	Total Transfer Agency Fees Paid for the Fiscal Year Ended May 31, 2006
High Grade Fund	$92,747
Intermediate Bond Fund	$65,240
Municipal Fund	$570,135
Short-Intermediate Fund	$173,773
Strategic Bond Fund	$431,890

Independent Registered Public Accounting Firm

            KPMG LLP, 99 High Street, Boston, MA 02110, audits the financial statements of each Fund.

Custodian

            State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110, keeps custody of each Fund's securities and cash and performs other related duties.

Legal Counsel

            Ropes & Gray LLP, One International Place, Boston, MA 02110-2624, acts as counsel to the Funds.

Sullivan & Worcester LLP, 1666 K Street, N.W., Washington, D.C. 20006, acts as counsel to the non-interested trustees of the Trust.

FINANCIAL STATEMENTS

            The audited financial statements for each Fund, as of May 31, 2006, for the fiscal year then ended, including notes thereto, and the report of the Independent Registered Public Accounting Firm thereon, are incorporated into this document by reference to the Trusts’ May 31, 2006 Annual Reports relating to each Fund. The Evergreen Municipal Trust’s May 31, 2006 Annual Reports relating to High Grade Fund, Municipal Fund, Short-Intermediate Fund and Strategic Municipal Bond Fund were filed electronically with the SEC on August 7, 2006 (Accession No. 0000936772-06-000130). The Evergreen Select Fixed Income Trust’s May 31, 2006 Annual Report relating to Intermediate Bond Fund was filed electronically with the SEC on August 7, 2006 (Accession No. 0000936772-06-000129).A copy of each Annual Report may be obtained without charge from Evergreen Service Company, LLC, P.O. Box 8400, Boston, Massachusetts 02266-8400, by calling toll-free at 1.800.343.2898 or by downloading it off our Web site at EvergreenInvestments.com.

Statement of Additional Information (SAI)

PART 2

ADDITIONAL INFORMATION ON SECURITIES

AND INVESTMENT PRACTICES

The prospectus describes the Fund’s investment goal and the securities in which it primarily invests. The following describes other securities the Fund may purchase and investment strategies it may use.   Some of the information below may not apply to the Fund or the Class in which you are interested.

Money Market Instruments

The Fund may invest up to 100% of its assets in high-quality money market instruments, such as notes, certificates of deposit, commercial paper, banker’s acceptances, bank deposits or U.S. government securities if, in the opinion of the investment advisor, market conditions warrant a temporary defensive investment strategy.

U.S. Government Agency Securities

            The Fund may invest in securities issued or guaranteed by U.S. Government agencies or instrumentalities.

            In general, securities issued by U.S. Government-sponsored entities are backed only by (i) the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities or (ii) the credit of the agency or instrumentality issuing the securities or guaranteeing the obligations.  Generally, the U.S. Government agencies issuing these securities, although chartered or sponsored by Congress, are not funded by congressional appropriations and the securities issued by them are neither guaranteed nor insured by the U.S. Government or U.S. Treasury.  This means that, in most cases, securities issued or guaranteed by U.S. Government agencies are supported only by the credit of the issuing agency, standing alone.  One important exception is securities by the Government National Mortgage Association, which are backed by the full faith and credit of the U.S. Government.

            Some examples of government agencies and instrumentalities that do not receive financial support from the U.S. Government or U.S. Treasury and whose securities and obligations are supported only by the credit of the issuing agency include the following.

(i)   Farm Credit System, including the National Bank for Cooperatives, Farm Credit Banks and Banks for Cooperatives;

(ii)   Farmers Home Administration;

(iii)  Federal Home Loan Banks;

(iv)  Federal Home Loan Mortgage Corporation;

Federal National Mortgage Association; and

Student Loan Marketing Association.

Securities Issued by the Government National Mortgage Association (GNMA).The Fund may invest in securities issued by the GNMA, a corporation wholly owned by the U.S. Government.  GNMA securities or "certificates" represent ownership in a pool of underlying mortgages.  The timely payment of principal and interest due on these securities is guaranteed by GNMA.

            Unlike conventional bonds, the principal on GNMA certificates is not paid at maturity but over the life of the security in scheduled monthly payments.  While mortgages pooled in a GNMA certificate may have maturities of up to 30 years, the certificate itself will have a shorter average maturity and less principal volatility than a comparable 30‑year bond.

            The market value and interest yield of GNMA certificates can vary due not only to market fluctuations, but also to early prepayments of mortgages within the pool.  Since prepayment rates vary widely, it is impossible to accurately predict the average maturity of a GNMA pool.  In addition to the guaranteed principal payments, GNMA certificates may also make unscheduled principal payments resulting from prepayments on the underlying mortgages.

            Although GNMA certificates may offer yields higher than those available from other types of U.S. Government securities, they may be less effective as a means of locking in attractive long‑term rates because of the prepayment feature.  For instance, when interest rates decline, prepayments of the underlying mortgages are likely to increase as the holders of the underlying mortgages seek refinancing.  As a result, the value of a GNMA certificate is not as likely to rise as the value of a comparable debt security would in response to the same decline.  In addition, these prepayments can cause the price of a GNMA certificate originally purchased at a premium to decline in price compared to its par value, which may result in a loss.

When‑Issued, Delayed‑Delivery and Forward Commitment Transactions

The Fund may purchase securities on a when‑issued or delayed-delivery basis and may purchase or sell securities on a forward commitment basis.  Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made.

            The Fund may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date.  Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth.  In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when‑issued, delayed-delivery or forward commitment basis the Fund will hold liquid assets worth at least the equivalent of the amount due.  The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

            Purchases made under such conditions may involve the risk that yields secured at the time of commitment may be lower than otherwise available by the time settlement takes place, causing an unrealized loss to the Fund.  In addition, when the Fund engages in such purchases, it relies on the other party to consummate the sale.  If the other party fails to perform its obligations, the Fund may miss the opportunity to obtain a security at a favorable price or yield.

Repurchase Agreements

            The Fund may enter into repurchase agreements with entities that are registered as U.S. Government securities dealers, including member banks of the Federal Reserve System having at least $1 billion in assets, primary dealers in U.S. Government securities, or banks and other recognized financial institutions,  such as broker-dealers, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.  In a repurchase agreement the Fund obtains a security and simultaneously commits to return the security to the seller at a set price (including principal and interest) within a period of time usually not exceeding seven days.  The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security.  A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

            The Fund’s custodian or a third party will take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily.  To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities.  In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action.  The Fund's investment advisor believes that under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities.

Reverse Repurchase Agreements

            As described herein, the Fund may also enter into reverse repurchase agreements.   These transactions are similar to borrowing cash.  In a reverse repurchase agreement, the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate.

The use of reverse repurchase agreements may enable the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time.

            When effecting reverse repurchase agreements, liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date.  The segregated account is marked to market daily and maintained until the transaction is settled.

Leverage

            The Fund may engage in transactions that create leverage with up to 30% of its net assets in accordance with Evergreen’s Leverage Policy.  Leverage creates special risks for the Fund which are created when an investment exposes the Fund to a level of risk that exceeds the amount invested.  Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain.  Examples of transactions which create leverage include uncovered mortgage dollar rolls and investments in when-issued securities (see descriptions herein) as well as investing in securities that are issued on a “to-be-announced” basis (commonly referred to as “TBAs”) which are purchased prior to their actual issuance. Examples of transactions which are not included in the calculation of the Fund’s total leverage-creating transactions are covered dollar rolls and collateralized securities lending in which the collateral received by the Fund is invested in cash equivalents.

Dollar Roll Transactions

            The Fund may enter into "dollar rolls" in which the Fund sells securities and simultaneously contracts to repurchase substantially similar securities on a specified future date.  In the case of dollar rolls involving mortgage-related securities, the mortgage-related securities that are purchased typically will be of the same type and will have the same or similar interest rate and maturity as those sold, but will be supported by different pools of mortgages.  The Fund forgoes principal and interest paid during the roll period on the securities sold in a dollar roll, but it is compensated by the difference between the current sales price and the price for the future purchase as well as by any interest earned on the proceeds of the securities sold.  The Fund could also be compensated through receipt of fee income.

Dollar rolls are not treated as borrowings or other senior securities and will be excluded from the calculation of the Fund’s borrowings and other senior securities.  Investing in dollar rolls creates leverage (unless they are “covered dollar rolls,” see description below) and are included in the calculation of the Fund’s total leverage-creating transactions.   In addition to the general risks involved in leveraging, dollar rolls are subject to the same risks as repurchase and reverse repurchase agreements.

Covered Dollar Rolls

The Fund may enter into covered dollar rolls which are the same as the dollar roll transactions described above except that the dollar roll position is offset with a cash or cash equivalent position. The offsetting cash/cash equivalent position effectively collateralizes the Fund’s right to receive the security at the end of the roll period, and also serves to minimize the leveraging effect of the transaction. Covered dollar rolls are not treated as a borrowing or other senior security and will be excluded from the calculation of the Fund’s borrowings and other senior securities. Covered dollar rolls are not considered to be a transaction that creates leverage and will be excluded from the calculation of the Fund’s total leverage-creating transaction.

Securities Lending

            The Fund may lend portfolio securities to brokers, dealers and other financial institutions to earn additional income for the Fund.  These transactions must be fully collateralized at all times with cash or short-term debt obligations, but involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from exercising its rights in respect of the collateral.  Any investment of collateral by the Fund would be made in accordance with the Fund's investment objective and policies described in the prospectus.

Convertible Securities

The Fund may invest in convertible securities. Convertible securities include fixed‑income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, bonds with warrants attached or bonds with a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allow convertible securities to be employed for a variety of investment strategies.

The Fund will exchange or convert convertible securities into shares of underlying common stock when, in the opinion of its investment advisor, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective. The Fund may also elect to hold or trade convertible securities. In selecting convertible securities, the investment advisor evaluates the investment characteristics of the convertible security as a fixed‑income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the investment advisor considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

Preferred Stocks

            The Fund may purchase preferred stock.  Some preferred stock, unlike common stock, has a stated dividend rate payable from the corporation’s earnings.  Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate.  “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid.

            If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline.  Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, which can be a negative feature when interest rates decline.  Preferred stock also generally has a preference over common stock on the distribution of a corporation’s assets in the event of liquidation of the corporation.  Preferred stock may be “participating” stock, which means that it may be entitled to a dividend exceeding the stated dividend in certain cases.  The rights of preferred stock on distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with a corporation’s debt securities.

Warrants

The Fund may invest in warrants. Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

Swaps, Caps, Floors and Collars

            The Fund may enter into interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars.  The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date.  The Fund would use these transactions as hedges and not as speculative investments and would not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay.  Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal.  A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices.  The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount.  The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount.  A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

            The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.  The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by Standard & Poor’s Ratings Services (S&P) or Moody's Investors Service, Inc. (Moody’s) or has an equivalent rating from another nationally recognized statistical rating organization or is determined to be of equivalent credit quality by the Fund's investment advisor.  If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction.  As a result, the swap market has become relatively liquid.  Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Indexed Securities

            The Fund may invest in indexed securities, the values of which are linked to currencies, interest rates, commodities, indices or other financial indicators ("reference instruments"). Most indexed securities have maturities of three years or less.

            Indexed securities differ from other types of debt securities in which the Fund may invest in several respects.  First, the interest rate or, unlike other debt securities, the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as an interest rate compared with a fixed interest rate or the currency exchange rates between two currencies (neither of which need be the currency in which the instrument is denominated).  The reference instrument need not be related to the terms of the indexed security.  For example, the principal amount of a U.S. dollar denominated indexed security may vary based on the exchange rate of two foreign currencies.  An indexed security may be positively or negatively indexed; that is, its value may increase or decrease if the value of the reference instrument increases.  Further, the change in the principal amount payable or the interest rate of an indexed security may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

            Investment in indexed securities involves certain risks.  In addition to the credit risk of the security's issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of indexed securities may decrease as a result of changes in the value of the underlying reference instruments.  Further, in the case of certain indexed securities in which the interest rate is linked to a reference instrument, the interest rate may be reduced to zero, and any further declines in the value of the security may then reduce the principal amount payable on maturity.  Finally, indexed securities may be more volatile than the reference instruments underlying the indexed securities.

            To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging.  Proxy hedging is often used when the currency to which the Fund is exposed is difficult to hedge or to hedge against the dollar.  Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's securities are or are expected to be denominated, and to buy U.S. dollars.  The amount of the contract would not exceed the value of the Fund’s securities denominated in linked currencies.  For example, if the Fund's investment advisor considers that the Austrian schilling is linked to the German deutschmark (the "D-mark"), the Fund holds securities denominated in schillings and the investment advisor believes that the value of schillings will decline against the U.S. dollar, the investment advisor may enter into a contract to sell D-marks and buy dollars.

Options and Futures Strategies

The Fund may at times seek to hedge against either a decline in the value of its portfolio securities or an increase in the price of securities which the investment advisor plans to purchase through the writing and purchase of options and the purchase or sale of futures contracts and related options.  Expenses and losses incurred as a result of such hedging strategies will reduce the Fund’s current return.

The ability of the Fund to engage in the options and futures strategies described below will depend on the availability of liquid markets in such instruments.  It is impossible to predict the amount of trading interest that may exist in various types of options or futures.  Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes stated below.

Writing Covered Options on Securities.  The Fund may write covered call options and covered put options on optionable securities of the types in which it is permitted to invest from time to time as the investment advisor determines is appropriate in seeking to attain the Fund’s investment objective.  Call options written by the Fund give the holder the right to buy the underlying security from the Fund at a stated exercise price; put options give the holder the right to sell the underlying security to the Fund at a stated price.

The Fund may only write call options on a covered basis or for cross-hedging purposes and will only write covered put options.  A put option would be considered “covered” if the Fund owns an option to sell the underlying security subject to the option having an exercise price equal to or greater than the exercise price of the “covered” option at all times while the put option is outstanding.  A call option is covered if the Fund owns or has the right without additional compensation to acquire the underlying securities subject to the call option (or comparable securities satisfying the cover requirements of securities exchanges) at all times during the option period.  A call option is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against another security which the Fund owns or has the right to acquire.  In the case of a call written for cross-hedging purposes or a put option, the Fund will maintain in a segregated account at the Fund’s custodian bank cash or short-term U.S. government securities with a value equal to or greater than the Fund’s obligation under the option.  The Fund may also write combinations of covered puts and covered calls on the same underlying security.

The Fund will receive a premium from writing an option, which will increase the Fund’s return in the event the option expires unexercised or is terminated at a profit.  The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option, and the volatility of the market price of the underlying security.  By writing a call option, the Fund will limit its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option.  By writing a put option, the Fund will assume the risk that it may be required to purchase the underlying security for a price higher than its then current market price, resulting in a potential capital loss if the purchase price exceeds market price plus the amount of the premium received.

The Fund may terminate an option which it has written prior to its expiration, by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written.  The Fund will realize a profit (or loss) from such transaction if the cost of such transaction is less (or more) than the premium received from the writing of the option.  Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option may be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

Purchasing Put and Call Options on Securities.  The Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value.  This protection is provided during the life of the put option since the Fund, as holder of the put, is able to sell the underlying security at the exercise price regardless of any decline in the underlying security’s market price.  For the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs.  By using put options in this manner, any profit which the Fund might otherwise have realized on the underlying security will be reduced by the premium paid for the put option and by transaction costs.

            The Fund may also purchase a call option to hedge against an increase in price of a security that it intends to purchase.  This protection is provided during the life of the call option since the Fund, as holder of the call, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security’s market price.  For the purchase of a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs.  By using call options in this manner, any profit which the Fund might have realized had it bought the underlying security at the time it purchased the call option will be reduced by the premium paid for the call option and by transaction costs.

Futures Contracts and Options on Futures.  The Fund may enter into financial futures contracts and write options on futures contracts.  The Fund may enter into such contracts for hedging purposes or for other purposes described from time to time in the prospectus.  A futures contract on securities is an agreement to buy or sell securities at a specified price during a designated month.  A futures contract on a securities index does not involve the actual delivery of securities, but merely requires the payment of a cash settlement based on changes in the securities index.  The Fund does not make payment or deliver securities upon entering into a futures contract.  An interest rate futures contract does not typically require delivery of securities or other investments, but contemplates payment based on changes on one or more interest rates (such as U.S. Treasury or Eurodollar rates).  Instead, it puts down a margin deposit, which is adjusted to reflect changes in the value of the contract and which continues until the contract is terminated.

            The Fund may sell or purchase futures contracts.  When a futures contract is sold by the Fund, the value of the contract will tend to rise when the value of the underlying securities declines and to fall when the value of such securities increases.  Thus, the Fund sells futures contracts in order to offset a possible decline in the value of its securities.  If a futures contract is purchased by the Fund, the value of the contract will tend to rise when the value of the underlying securities increases and to fall when the value of such securities declines.  The Fund intends to purchase futures contracts in order to establish what is believed by the investment advisor to be a favorable price or rate of return for securities the Fund intends to purchase.

              A put option purchased by the Fund on a futures contract would give it the right to assume a position as the seller of a futures contract.  A call option purchased by the Fund would give it the right to assume a position as the purchaser of a futures contract.  The purchase of an option on a futures contract requires the Fund to pay a premium.  In exchange for the premium, the Fund becomes entitled to exercise the benefits, if any, provided by the futures contract, but is not required to take any action under the contract.  If the option cannot be exercised profitably before it expires, the Fund's loss will be limited to the amount of the premium and any transaction costs.

            The Fund may enter into closing purchase and sale transactions in order to terminate a futures contract and may sell put and call options for the purpose of closing out its options positions.  The Fund's ability to enter into closing transactions depends on the development and maintenance of a liquid secondary market.  There is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. As a result, there can be no assurance  that the Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time.  If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the contract and to complete the contract according to its terms, in which case it would continue to bear market risk on the transaction.

            Although futures and options transactions are intended to enable the Fund to manage market, interest rate or exchange rate risk, unanticipated changes in interest rates or market prices could result in poorer performance than if it had not entered into these transactions.  Even if the investment advisor correctly predicts interest rate movements, a hedge could be unsuccessful if changes in the value of the Fund's futures position did not correspond to changes in the value of its investments.  This lack of correlation between the Fund's futures and securities positions may be caused by differences between the futures and securities markets or by differences between the securities underlying the Fund's futures position and the securities held by or to be purchased for the Fund. The Fund's investment advisor will attempt to minimize these risks through careful selection and monitoring of the Fund's futures and options positions.

            The Fund does not intend to use futures transactions for speculation or leverage.  The Fund has the ability to write options on futures, but currently intends to write such options only to close out options purchased by the Fund.  The Fund will not change these policies without supplementing the information in the prospectus or SAI.

“Margin” in Futures Transactions.  Unlike the purchase or sale of a security, the Fund does not pay or receive money upon the purchase or sale of a futures contract.  Rather the Fund is required to deposit an amount of "initial margin" in cash or U.S. Treasury bills with its custodian (or the broker, if legally permitted).  The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract initial margin does not involve the borrowing of funds by the Fund to finance the transactions.  Initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.

            A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded.  Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract.  This process is known as "marking to market”.  Variation margin does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired.  In computing its daily net asset value the Fund will mark‑to‑market its open futures positions.  The Fund is also required to deposit and maintain margin when it writes call options on futures contracts.

Limitations.  The Fund will not purchase or sell futures contracts or options on futures contracts if, as a result, the sum of the initial margin deposits on its existing futures contracts and related options positions and premiums paid for options on futures contracts would exceed 5% of the net assets of the Fund unless the transaction meets certain “bona fide hedging” criteria. The Fund will not maintain open positions in futures contracts it has sold or call options it has written on futures contracts if, in the aggregate, the value of the open positions (marked to market) exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on those open positions, adjusted for the correlation of volatility between the hedged securities and the futures contracts.  If this limitation is exceeded at any time, the Fund will take prompt action to close out a sufficient number of open contracts to bring its open futures and options positions within this limitation.

Risks of Options and Futures Strategies.  The effective use of options and futures strategies depends, among other things, on the Fund’s ability to terminate options and futures positions at times when the investment advisor deems it desirable to do so.  Although the Fund will not enter into an option or futures position unless the investment advisor believes that a liquid market exists for such option or future, there can be no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price.  The investment advisor generally expects that options and futures transactions for the Fund will be conducted on recognized exchanges.  In certain instances, however, the Fund may purchase and sell options in the over-the-counter market.  The staff of the Securities and Exchange Commission (SEC) considers over-the-counter options to be illiquid.  The Fund’s ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund.

            The use of options and futures involves the risk of imperfect correlation between movements in options and futures prices and movements in the price of the securities that are the subject of any hedge.  The successful use of these strategies also depends on the ability of the Fund’s investment advisor to forecast correctly interest rate movements and general stock market price movements.  The risk increases as the composition of the securities held by the Fund diverges from the composition of the relevant option or futures contract.

Brady Bonds

The Fund may also invest in Brady Bonds. Brady Bonds are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Bonds were created in 1989, and, accordingly, do not have an extensive payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market.

U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed-rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations that have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments, but generally are not collateralized. Brady Bonds are often viewed as having up to four valuation components: (1) collateralized repayment of principal at final maturity, (2) collateralized interest payments, (3) uncollateralized interest payments, and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

Obligations of Foreign Branches of United States Banks

The Fund may invest in obligations of foreign branches of U.S. banks. These may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by government regulation.  Payment of interest and principal upon these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk).  In addition, evidences of ownership of such securities may be held outside the U.S. and the Fund may be subject to the risks associated with the holding of such property overseas. Examples of governmental actions would be the imposition of currency controls, interest limitations, withholding taxes, seizure of assets or the declaration of a moratorium.  Various provisions of federal law governing domestic branches do not apply to foreign branches of domestic banks.

Obligations of United States Branches of Foreign Banks

The Fund may invest in obligations of U.S. branches of foreign banks. These may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as by governmental action in the country in which the foreign bank has its head office. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a domestic bank.

Foreign Securities

            The Fund may invest in foreign securities or U.S. securities traded in foreign markets.  In addition to securities issued by foreign companies, permissible investments may also consist of obligations of foreign branches of U.S. banks and of foreign banks, including European certificates of deposit, European time deposits, Canadian time deposits and Yankee certificates of deposit.  The Fund may also invest in Canadian commercial paper and Europaper.  These instruments may subject the Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. issuers.  Such risks include the possibility of adverse political and economic developments; imposition of withholding taxes on interest or other income; seizure, nationalization, or expropriation of foreign deposits; establishment of exchange controls or taxation at the source; greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations.  Such investments may also entail higher custodial fees and sales commissions than domestic investments.  Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations.  Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

The Fund may also invest in the stocks of companies located in emerging markets. These countries generally have economic structures that are less diverse and mature, and political systems that are less stable than those of developed countries.  Emerging markets may be more volatile than the markets of more mature economies, and the securities of companies located in emerging markets are often subject to rapid and large price fluctuations; however, these markets may also provide higher long-term rates of return.

Inter-American Development Bank and World Bank (formerly known as the International Bank for Reconstruction and Development)

The Fund may be subject to risks associated with obligations of the Inter-American Development Bank and World Bank (formerly known as the International Bank for Reconstruction and Development).  Because these entities are not governmental entities with taxing authority, and may be supported only by appropriate but unpaid commitments of member countries, there is no assurance that the commitments will be undertaken in the future.

Foreign Currency Transactions

            As one way of managing exchange rate risk, the Fund may enter into forward currency exchange contracts (agreements to purchase or sell currencies at a specified price and date).  The exchange rate for the transaction (the amount of currency the Fund will deliver and receive when the contract is completed) is fixed when the Fund enters into the contract.  The Fund usually will enter into these contracts to stabilize the U.S. dollar value of a security it has agreed to buy or sell. The Fund intends to use these contracts to hedge the U.S. dollar value of a security it already owns, particularly if the Fund expects a decrease in the value of the currency in which the foreign security is denominated.  Although the Fund will attempt to benefit from using forward contracts, the success of its hedging strategy will depend on the investment advisor's ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.  The value of the Fund's investments denominated in foreign currencies will depend on the relative strengths of those currencies and the U.S. dollar, and the Fund may be affected favorably or unfavorably by changes in the exchange rates or exchange control regulations between foreign currencies and the U.S. dollar.  Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Fund.  The Fund may also purchase and sell options related to foreign currencies in connection with hedging strategies.  The Fund may also engage in currency-hedge and currency proxy-hedge transactions.

Currency Cross-hedge

A currency cross-hedge enables the advisor to reduce exposure in one foreign currency relative to exposure in a second foreign currency. This strategy would make sense when the Fund wants to maintain its overall foreign currency exposure, but feels that some of the currencies are relatively more attractive.  An example would be where the manager feels that the British Pound is more attractive than the Euro, and cross-hedges some Euro-denominated bonds back to the Pound Sterling.  The overall foreign currency exposure stays constant, but the relative weighting of the Pound versus the Euro increases.

Currency Proxy-hedge

A currency proxy-hedge enables the advisor to hedge a foreign currency exposure back to the U.S. dollar by using a second currency that has a high correlation to the actual long position, but where the second currency hedge would be either more liquid or less costly.  An example might be where the manager owns a position denominated in Indonesian Rupiah, but where the Yen has higher liquidity and is deemed a more cost effective hedge.

Creating a Net Long Position Versus a Foreign Currency

Creating a net long position would be a situation where the manager of the Fund wishes to create exposure to a currency that exceeds the value of securities denominated in that currency that are held by the Fund.  An example might be where the manager has reduced his weighting in Japanese bonds to 10% below the benchmark due to concerns with the bonds, but wants to maintain a market weighting in the Yen.  Creating a long position in the Yen would accomplish this result.

Premium Securities

            The Fund may at times invest in premium securities which are securities bearing coupon rates higher than prevailing market rates.  Such "premium" securities are typically purchased at prices greater than the principal amount payable on maturity.  Although the Fund generally amortizes the amount of any such premium into income, the Fund may recognize a capital loss if such premium securities are called or sold prior to maturity and the call or sale price is less than the purchase price. Additionally, the Fund may recognize a capital loss if it holds such securities to maturity.

High Yield, High Risk Bonds

The Fund may invest a portion of its assets in lower rated bonds.  Bonds rated below BBB by S&P or Fitch IBCA, Inc. (Fitch) or below Baa by Moody’s, commonly known as “junk bonds,” offer high yields, but also high risk.  While investment in junk bonds provides opportunities to maximize return over time, they are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments.  Investors should be aware of the following risks:

            (1)    The lower ratings of junk bonds reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates may impair the ability of the issuer to make payments of interest and principal, especially if the issuer is highly leveraged.  Such issuer's ability to meet its debt obligations may also be adversely affected by the issuer's inability to meet specific forecasts or the unavailability of additional financing.  Also, an economic downturn or an increase in interest rates may increase the potential for default by the issuers of these securities.

            (2)    The value of junk bonds may be more susceptible to real or perceived adverse economic or political events than is the case for higher quality bonds.

            (3)    The value of junk bonds, like those of other fixed income securities, fluctuates in response to changes in interest rates, generally rising when interest rates decline and falling when interest rates rise.  For example, if interest rates increase after a fixed income security is purchased, the security, if sold prior to maturity, may return less than its cost.  The prices of junk bonds, however, are generally less sensitive to interest rate changes than the prices of higher‑rated bonds, but are more sensitive to news about an issuer or the economy which is, or investors perceive as, negative.

            (4)    The secondary market for junk bonds may be less liquid at certain times than the secondary market for higher quality bonds, which may adversely affect (a) the bond's market price, (b) the Fund's ability to sell the bond, and (c) the Fund's ability to obtain accurate market quotations for purposes of valuing its assets.

For bond ratings descriptions, see “Corporate and Municipal Bond Ratings” below.

Sovereign Debt Obligations

The Fund may purchase sovereign debt instruments issued or guaranteed by foreign governments or their agencies, including debt of Latin American nations or other developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors.

Illiquid and Restricted Securities

            The Fund may not invest more than 15% (10% for money market funds) of its net assets in securities that are illiquid. A security is illiquid when the Fund cannot dispose of it in the ordinary course of business within seven days at approximately the value at which the Fund has the investment on its books.

            The Fund may invest in "restricted" securities, i.e., securities subject to restrictions on resale under federal securities laws.  Rule 144A under the Securities Act of 1933 ("Rule 144A") allows certain restricted securities to trade freely among qualified institutional investors.  Since Rule 144A securities may have limited markets, the Board of Trustees will determine whether such securities should be considered illiquid for the purpose of determining the Fund's compliance with the limit on illiquid securities indicated above.  In determining the liquidity of Rule 144A securities, the Trustees will consider: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades.

Investment in Other Investment Companies

            The Fund may purchase the shares of other investment companies to the extent permitted under the 1940 Act.  Currently, with limited exception, the Fund may not (1) own more than 3% of the outstanding voting shares of another investment company, (2) invest more than 5% of its assets in any single investment company, and (3) invest more than 10% of its assets in investment companies.  However, the Fund may invest all of its investable assets in securities of a single open‑end management investment company with substantially the same fundamental investment objectives, policies and limitations as the Fund.  Investing in other investment companies may expose a Fund to duplicate expenses and lower its value.

Notwithstanding the foregoing, as a result of an exemptive order received from the SEC, the Fund may invest cash balances in shares of money market funds advised by the Fund’s investment advisor or an affiliate of the investment advisor, in amounts up to 25% of the Fund’s total assets.

Short Sales

A short sale is the sale of a security the Fund has borrowed.  The Fund expects to profit from a short sale by selling the borrowed security for more than the cost of buying it to repay the lender.  After a short sale is completed, the value of the security sold short may rise.  If that happens, the cost of buying it to repay the lender may exceed the amount originally received for the sale by the Fund.

            The Fund may engage in short sales, but it may not make short sales of securities or maintain a short position unless, at all times when a short position is open, it owns an equal amount of such securities or of securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.  The Fund may effect a short sale in connection with an underwriting in which the Fund is a participant.

Municipal Securities

The Fund may invest in municipal bonds of any state, territory or possession of the United States (U.S.), including the District of Columbia. The Fund may also invest in municipal bonds of any political  subdivision, agency or instrumentality (e.g., counties, cities, towns, villages, districts, authorities) of the U.S. or its possessions.  Municipal bonds are debt instruments issued by or for a state or local government to support its general financial needs or to pay for special projects such as airports, bridges, highways, public transit, schools, hospitals, housing and water and sewer works.  Municipal bonds may also be issued to refinance public debt.

            Municipal bonds are mainly divided between "general obligation" and "revenue" bonds.  General obligation bonds are backed by the full faith and credit of governmental issuers with the power to tax.  They are repaid from the issuer's general revenues.  Payment, however, may be dependent upon legislative approval and may be subject to limitations on the issuer's taxing power. Enforcement of payments due under general obligation bonds varies according to the law applicable to the issuer.  In contrast, revenue bonds are supported only by the revenues generated by the project or facility.

            The Fund may also invest in industrial development bonds.  Such bonds are usually revenue bonds issued to pay for facilities with a public purpose operated by private corporations.  The credit quality of industrial development bonds is usually directly related to the credit standing of the owner or user of the facilities.  To qualify as a municipal bond, the interest paid on an industrial development bond must qualify as fully exempt from federal income tax.  However, the interest paid on an industrial development bond may be subject to the federal alternative minimum tax.

            The yields on municipal bonds depend on such factors as market conditions, the financial condition of the issuer and the issue's size, maturity date and rating.  Municipal bonds are rated by S&P, Moody's and Fitch.  Such ratings, however, are opinions, not absolute standards of quality.  Municipal bonds with the same maturity, interest rates and rating may have different yields, while municipal bonds with the same maturity and interest rate, but different ratings, may have the same yield.  Once purchased by the Fund, a municipal bond may cease to be rated or receive a new rating below the minimum required for purchase by the Fund.  Neither event would require the Fund to sell the bond, but the Fund's investment advisor would consider such events in determining whether the Fund should continue to hold it.

            The ability of the Fund to achieve its investment objective depends upon the continuing ability of issuers of municipal bonds to pay interest and principal when due.  Municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors.  Such laws extend the time for payment of principal and/or interest, and may otherwise restrict the Fund's ability to enforce its rights in the event of default.  Since there is generally less information available on the financial condition of municipal bond issuers compared to other domestic issuers of securities, the Fund's investment advisor may lack sufficient knowledge of an issuer's weaknesses.  Other influences, such as litigation, may also materially affect the ability of an issuer to pay principal and interest when due.  In addition, the market for municipal bonds is often thin and can be temporarily affected by large purchases and sales, including those by the Fund.

            From time to time, Congress has considered restricting or eliminating the federal income tax exemption for interest on municipal bonds.  Such actions could materially affect the availability of municipal bonds and the value of those already owned by the Fund.  If such legislation were passed, the Trust's Board of Trustees may recommend changes in the Fund's investment objectives and policies or dissolution of the Fund.  In order for the interest on a municipal security to be tax exempt, the municipal security must meet certain legal requirements. Failure to meet such requirements may cause the interest received and distributed by the Fund to shareholders to be taxable.

U.S. Virgin Islands, Guam and Puerto Rico

The Fund may invest in obligations of the governments of the U.S. Virgin Islands, Guam and Puerto Rico to the extent such obligations are exempt from the income or intangibles taxes, as applicable, of the state for which the Fund is named.  The Fund does not presently intend to invest more than (a) 10% of its net assets in the obligations of each of the U.S. Virgin Islands and Guam or (b) 25% of its net assets in the obligations of Puerto Rico.  Accordingly, the Fund may be adversely affected by local political and economic conditions and developments within the U.S. Virgin Islands, Guam and Puerto Rico affecting the issuers of such obligations.

Tender Option Bonds

A tender option bond is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates.  The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which the institution grants the security holder the option, at periodic intervals, to tender its securities to the institution.  As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond’s fixed coupon rate and the rate, as determined by a remarketing or similar agent, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination.  Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate.  An institution will normally not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond.  The tender option will be taken into account in determining the maturity of the tender option bonds and a Fund’s average portfolio maturity.  There is a risk that a Fund will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax.  Certain tender option bonds may be illiquid or may become illiquid as a result of a credit rating downgrade, payment default or a disqualification from tax-exempt status.

Master Demand Notes

The Fund may invest in master demand notes.  These are unsecured obligations that permit the investment of fluctuating amounts by the Fund at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the issuer, as borrower.  Master demand notes may permit daily fluctuations in the interest rate and daily changes in the amounts borrowed.  The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount.  The borrower may repay up to the full amount of the note without penalty. Master demand notes permit the Fund to demand payment of principal and accrued interest at any time (on not more than seven days' notice).  Notes acquired by the Fund may have maturities of more than one year, provided that (1) the Fund is entitled to payment of principal and accrued interest upon not more than seven days' notice, and (2) the rate of interest on such notes is adjusted automatically at periodic intervals, which normally will not exceed 31 days, but may extend up to one year.  The notes are deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period.  Because these types of notes are direct lending arrangements between the lender and borrower, such instruments are not normally traded and there is no secondary market for these notes, although they are redeemable and thus repayable by the borrower at face value plus accrued interest at any time.  Accordingly, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In connection with master demand note arrangements, the Fund‘s investment advisor considers, under standards established by the Board of Trustees, earning power, cash flow and other liquidity ratios of the borrower and will monitor the ability of the borrower to pay principal and interest on demand.  These notes are not typically rated by credit rating agencies.  Unless rated, the Fund may invest in them only if at the time of an investment the issuer meets the criteria established for high quality commercial paper, i.e., rated A-1 by S&P, Prime-1 by Moody’s or F-1 by Fitch.

Payment‑in‑kind Securities

The Fund may invest in payment‑in‑kind (PIK) securities. PIKs pay interest in either cash or additional securities, at the issuer's option, for a specified period.  The issuer's option to pay in additional securities typically ranges from one to six years, compared to an average maturity for all PIK securities of eleven years. Call protection and sinking fund features are comparable to those offered on traditional debt issues.

PIKs, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow.  Several PIKs are senior debt. In other cases, where PIKs are subordinated, most senior lenders view them as equity equivalents.

An advantage of PIKs for the issuer ‑‑ as with zero coupon securities ‑‑ is that interest payments are automatically compounded (reinvested) at the stated coupon rate, which is not the case with cash‑paying securities.  However, PIKs are gaining popularity over zeros since interest payments in additional securities can be monetized and are more tangible than accretion of a discount.

As a group, PIK bonds trade flat (i.e., without accrued interest).  Their price is expected to reflect an amount representing accreted interest since the last payment.  PIKs generally trade at higher yields than comparable cash‑paying securities of the same issuer.  Their premium yield is the result of the lesser desirability of non‑cash interest, the more limited audience for non‑cash paying securities, and the fact that many PIKs have been issued to equity investors who do not normally own or hold such securities.

Calculating the true yield on a PIK security requires a discounted cash flow analysis if the security (ex interest) is trading at a premium or a discount because the realizable value of additional payments is equal to the current market value of the underlying security, not par.

Regardless of whether PIK securities are senior or deeply subordinated, issuers are highly motivated to retire them because they are usually their most costly form of capital.

Zero Coupon "Stripped" Bonds

The Fund may invest in zero coupon "stripped" bonds. These represent ownership in serially maturing interest payments or principal payments on specific underlying notes and bonds, including coupons relating to such notes and bonds.  The interest and principal payments are direct obligations of the issuer. Interest zero coupon bonds of any series mature periodically from the date of issue of such series through the maturity date of the securities related to such series.  Principal zero coupon bonds mature on the date specified therein, which is the final maturity date of the related securities.  Each zero coupon bond entitles the holder to receive a single payment at maturity.  There are no periodic interest payments on a zero coupon bond.  Zero coupon bonds are offered at discounts from their face amounts.

In general, owners of zero coupon bonds have substantially all the rights and privileges of owners of the underlying coupon obligations or principal obligations.  Owners of zero coupon bonds have the right upon default on the underlying coupon obligations or principal obligations to proceed directly and individually against the issuer and are not required to act in concert with other holders of zero coupon bonds.

For federal income tax purposes, a purchaser of principal zero coupon bonds or interest zero coupon bonds (either initially or in the secondary market) is treated as if the buyer had purchased a corporate obligation issued on the purchase date with an original issue discount equal to the excess of the amount payable at maturity over the purchase price.  The purchaser is required to take into income each year as ordinary income an allocable portion of such discounts determined on a "constant yield" method.  Any such income increases the holder's tax basis for the zero coupon bond, and any gain or loss on a sale of the zero coupon bonds relative to the holder's basis, as so adjusted, is a capital gain or loss.  If the holder owns both principal zero coupon bonds and interest zero coupon bonds representing an interest in the same underlying issue of securities, a special basis allocation rule (requiring the aggregate basis to be allocated among the items sold and retained based on their relative fair market value at the time of sale) may apply to determine the gain or loss on a sale of any such zero coupon bonds.

Mortgage‑Backed or Asset‑Backed Securities

The Fund may invest in mortgage‑backed securities and asset‑backed securities.  Two principal types of mortgage‑backed securities are collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs).  CMOs are securities collateralized by mortgages, mortgage pass‑throughs, mortgage pay‑through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage‑backed bonds (general obligations of the issuers payable out of the issuers' general funds and additionally secured by a first lien on a pool of single family detached properties).  Many CMOs are issued with a number of classes or series which have different maturities and are retired in sequence.

Investors purchasing CMOs in the shortest maturities receive or are credited with their pro rata portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal up to a predetermined portion of the total CMO obligation. Until that portion of such CMO obligation is repaid, investors in the longer maturities receive interest only.  Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass‑throughs to be prepaid prior to their stated maturity.  Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass‑throughs issued or guaranteed by U.S. government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

In addition to mortgage‑backed securities, the Fund may invest in securities secured by other assets including company receivables, truck and auto loans, leases, and credit card receivables. These issues may be traded over‑the‑counter and typically have a short‑intermediate maturity structure depending on the pay down characteristics of the underlying financial assets which are passed through to the security holder.

Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due.  Most issuers of asset‑backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicers were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset‑backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of related asset‑backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

In general, issues of asset‑backed securities are structured to include additional collateral and/or additional credit support to protect against the risk that a portion of the collateral supporting the asset‑backed securities may default and/or may suffer from these defects.  In evaluating the strength of particular issues of asset‑backed securities, the investment advisor considers the financial strength of the guarantor or other provider of credit support, the type and extent of credit enhancement provided as well as the documentation and structure of the issue itself and the credit support.

TBA Mortgage Securities

TBA refers to “To Be Announced.”  These types of securities are mortgage pools where the issuer has defined and agreed to, in advance, the terms for investors, but has not yet specified the mortgages that will act as collateral.

Variable or Floating Rate Instruments

The Fund may invest in variable or floating rate instruments which may involve a demand feature and may include variable amount master demand notes which may or may not be backed by bank letters of credit.  Variable or floating rate instruments bear interest at a rate which varies with changes in market rates.  The holder of an instrument with a demand feature may tender the instrument back to the issuer at par prior to maturity.  A variable amount master demand note is issued pursuant to a written agreement between the issuer and the holder, its amount may be increased by the holder or decreased by the holder or issuer, it is payable on demand, and the rate of interest varies based upon an agreed formula.  The quality of the underlying credit must, in the opinion of the investment advisor, be equivalent to the long‑term bond or commercial paper ratings applicable to permitted investments for the Fund.  The investment advisor will monitor, on an ongoing basis, the earning power, cash flow, and liquidity ratios of the issuers of such instruments and will similarly monitor the ability of an issuer of a demand instrument to pay principal and interest on demand.

Real Estate Investment Trusts

            The Fund may invest in investments related to real estate including real estate investment trusts (REITs), including equity REITs and mortgage REITs.  Equity REITs invest the majority of their assets directly in real property, derive their income primarily from rents and can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments.  Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates.  In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage REITs may be affected by borrower default risk and interest rate risk.  REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects.  Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”) and to maintain exemption from the 1940 Act.  In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate.

Limited Partnerships

The Fund may invest in limited and master limited partnerships.  A limited partnership is a partnership consisting of one or more general partners, jointly and severally responsible as ordinary partners, and by whom the business is conducted, and one or more limited partners who contribute cash as capital to the partnership and who generally are not liable for the debts of the partnership beyond the amounts contributed. Limited partners are not involved in the day-to-day management of the partnership. They receive income, capital gains and other tax benefits associated with the partnership project in accordance with terms established in the partnership agreement.  Typical limited partnerships are in real estate, oil and gas and equipment leasing, but they also finance movies, research and development, and other projects.

For an organization classified as a partnership under the Code, each item of income, gain, loss, deduction, and credit is not taxed at the partnership level but flows through to the holder of the partnership unit. This allows the partnership to avoid double taxation and to pass through income to the holder of the partnership unit at lower individual rates.

A master limited partnership is a publicly traded limited partnership. The partnership units are registered with the SEC and are freely exchanged on a securities exchange or in the over-the-counter market.

Stand-by Commitments

When the Fund purchases tax-exempt securities, it has the authority to acquire stand-by commitments from banks and broker-dealers with respect to those tax-exempt securities.  A stand-by commitment may be considered a security independent of the state tax-exempt security to which it relates.  The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances, would be substantially the same as the market value of the underlying tax-exempt security to a third party at any time.  The Fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration.  No Fund expects to assign any value to stand-by commitments.

Domestic Equity Depositary Receipts

The Fund may invest in Domestic Equity Depositary Receipts. These instruments represent interests in a unit investment trust (“UIT”) that holds a portfolio of common stocks that is intended to track the price and dividend performance of a particular index.  Common examples of Domestic Equity Depositary Receipts include S&P Depositary Receipts (“SPDRs”) and Nasdaq 100 Shares, which may be obtained from the UIT issuing the securities or purchased in the secondary market (SPDRs and Nasdaq 100 Shares are listed on the American Stock Exchange).

Domestic Equity Depositary Receipts are not individually redeemable, except upon termination of the UIT that issued them.  The liquidity of small holdings of Domestic Equity Depositary Receipts depends upon the existence of a secondary market.

The redemption price (and therefore the sale price) of Domestic Equity Depositary Receipts is derived from and based upon the securities held by the UIT that issued them.  Accordingly, the level of risk involved in the purchase or redemption or sale of a Domestic Equity Depositary Receipt is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the price of Domestic Equity Depositary Receipts is based on the value of a basket of stocks.  Disruptions in the markets for the securities underlying Domestic Equity Depositary Receipts purchased or sold by the Fund could result in losses on Domestic Equity Depositary Receipts.

PURCHASE AND REDEMPTION OF SHARES

You may buy shares of the Fund through Evergreen Investment Services, Inc. (EIS), broker‑dealers that have entered into special agreements with EIS or certain other financial institutions.  With certain exceptions, the Fund may offer up to eight different classes of shares that differ primarily with respect to sales charges and distribution fees.  Depending upon the class of shares, you will pay a front-end sales charge when you buy the Fund's shares, a contingent deferred sales charge (CDSC) when you redeem the Fund's shares or no sales charges at all.  Each Evergreen fund offers different classes of shares.  Refer to the prospectus to determine which classes of shares are offered by each Fund.

Class A Shares

The Fund’s prospectus describes the sales charges applicable to purchases of Class A shares.

There is no front-end sales charge imposed on Class A shares of Evergreen’s money market funds. However, when exchanging from Class A shares of a money market fund to a non-money market fund within the Evergreen funds family, a sales charge will be imposed on the exchange, unless the shares have been subject to a previous sales charge.

In addition to the circumstances described in the prospectus, no front-end sales charges are imposed on Class A shares purchased by shareholders of record on October 12, 1990 in any series of Evergreen Investment Trust in existence on that date, and the members of their immediate families (as defined in the prospectus).  As described in the prospectus, current and retired Directors, Trustees, officers and employees of the Evergreen funds and Wachovia Corporation and its affiliates, and members of each such individual’s immediate family, and employees of broker-dealer firms that have entered into dealer agreements with EIS, and members of each such individual’s immediate family, are eligible to purchase Class A shares at net asset value (NAV).  Accounts opened while the individual (or his or her immediate family member) is in a position giving rise to these privileges will continue to have the privilege of purchasing Class A shares at NAV after termination of the position; however, accounts opened after termination of the position (in the absence of any other circumstances giving rise to the privilege to purchase Class A shares at NAV) will not be eligible for purchases of Class A shares at NAV.  These provisions are generally intended to provide additional job-related incentives to persons who serve the Fund or work for companies associated with the Fund and selected dealers and agents of the Fund.  Since these persons are in a position to have a basic understanding of the nature of an investment company as well as a general familiarity with the Fund, sales to these persons, as compared to sales in the normal channels of distribution, require substantially less sales effort.  Similarly, these provisions extend the privilege of purchasing shares at NAV to certain classes of institutional investors who, because of their investment sophistication, can be expected to require significantly less than normal sales effort on the part of the Fund and EIS.  Furthermore, the provisions allow the Fund to be competitive in the mutual fund industry, where similar allowances are common.

In addition, in connection with the terms of a merger, acquisition or exchange offer made under a plan of reorganization, Class A shares may be purchased at NAV by certain investors of acquired funds who remain investors in the Evergreen funds, including former Class IS shareholders of Evergreen Strategic Value Fund, former Investor class shareholders of Undiscovered Managers Funds, former shareholders of two funds managed by Grantham, Mayo, Van Otterloo & Co. (the GMO Global Balanced Allocation Fund and the GMO Pelican Fund) and former shareholders of America’s Utility Fund.

Class B Shares

The Fund’s prospectus describes the sales charges applicable to purchases of Class B shares.

Class B shares that have been outstanding for eight years will automatically convert to Class A shares without imposition of a front‑end sales charge or exchange fee.  Conversion of Class B shares represented by stock certificates will require the return of the stock certificate to Evergreen Service Company, LLC (ESC).

Class C Shares, Class I Shares (also referred to as Institutional Shares), Class R Shares, Class S Shares, Class S1 Shares, Administrative Shares, Institutional Service Shares, Investor Shares, Participant Shares, Reserve Shares and Resource Shares

The Fund’s prospectus describes, if applicable, the sales charges applicable to purchases of Class C shares, Class I shares (also referred to as Institutional shares), Class R shares, Class S shares, Class S1 shares, Administrative shares, Institutional Service shares, Investor shares, Participant shares, Reserve shares and Resource shares.

Contingent Deferred Sales Charge

The Fund charges a CDSC on certain share classes as reimbursement for certain expenses, such as commissions or shareholder servicing fees, that it has incurred in connection with the sale of its shares (see "Distribution Expenses Under Rule 12b-1” below).  Administrative, Institutional, Institutional Service, Investor, Participant, Reserve and Resource shares do not charge a CDSC.

Redemption-in-kind

The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund's NAV (a redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting these securities to cash. The Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the Fund's NAV at the beginning of the period.

Exchanges

Investors may exchange shares of the Fund for shares of the same class of any other Evergreen fund which offers the same class of shares. See “By Exchange” under “How to Buy Shares” in the prospectus.  Before you make an exchange, you should read the prospectus of the Evergreen fund into which you want to exchange.  The Trust's Board of Trustees reserves the right to discontinue, alter or limit the exchange privilege at any time. There is no front-end sales charge imposed on Class A shares of Evergreen’s money market funds. However, when exchanging from Class A shares of a money market fund to a non-money market fund within the Evergreen funds family, a sales charge will be imposed on the exchange, unless the shares have been subject to a previous sales charge.

Automatic Reinvestment

As described in the prospectus, a shareholder may elect to receive dividends and capital gains distributions in cash instead of shares.  However, ESC will automatically reinvest all subsequent dividends and distributions in additional shares when it learns that the postal or other delivery service is unable to deliver checks or transaction confirmations to the shareholder's address of record.  When a check is returned, the Fund will hold the check amount in a no-interest account in the shareholder's name until the shareholder updates his or her address or automatic reinvestment begins.  Uncashed or returned redemption checks will also be handled in the manner described above.

PRICING OF SHARES

Calculation of Net Asset Value

            The Fund calculates its NAV once daily on Monday through Friday, as described in the prospectus.  The Fund will not compute its NAV on the days the New York Stock Exchange is closed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Evergreen reserves the right to adjust the closing time to coincide with an earlier closing of the New York Stock Exchange or due to other unusual circumstances.

            The NAV of the Fund is calculated by dividing the value of the Fund's net assets attributable to that class by all of the shares issued for that class.

Valuation of Portfolio Securities

            Current values for the Fund's portfolio securities are determined as follows:

                        (1)  Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Securities traded on an established securities exchange or in the over-the-counter market for which there has been no sale and other securities traded in the over-the-counter market are valued at the mean of the bid and asked prices at the time of valuation.

Portfolio debt securities acquired with more than 60 days to maturity are fair valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

                        (4)  Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded.  If there has been no sale, the securities are valued at the mean between bid and asked prices.  Foreign securities may be valued at fair value according to procedures approved by the Board of Trustees if the closing price is not reflective of current market values due to trading or events occurring in the foreign markets between the close of the established exchange and the valuation time of the Fund. In addition, substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market.  The value of foreign securities may be adjusted if such movements in the U.S. market exceed a specified threshold.

                        (5)  Short-term investments maturing in sixty days or less are valued at amortized cost, which approximates market value.

Securities, including restricted securities, for which market quotations are not readily available; listed securities or those on NMS if, in the investment advisor’s opinion, the last sales price does not reflect an accurate current market value; and other assets are valued at prices deemed in good faith to be fair under procedures established by the Board of Trustees.

Investments in other mutual funds are valued at net asset value.

The Evergreen Money Market funds, as permitted under Rule 2a-7 of the 1940 Act, generally value their securities at amortized cost.

PRINCIPAL UNDERWRITER

            EIS is the principal underwriter for the Trust and with respect to each class of shares of the Fund.  The Trust has entered into a Principal Underwriting Agreement (Underwriting Agreement) with EIS with respect to each class of the Fund.

            EIS, as agent, has agreed to use its best efforts to find purchasers for the shares.  EIS may retain and employ representatives to promote distribution of the shares and may obtain orders from broker‑dealers, and others, acting as principals, for sales of shares to them.  The Underwriting Agreement provides that EIS will bear the expense of preparing, printing, and distributing advertising and sales literature and prospectuses used by it.

            All subscriptions and sales of shares by EIS are at the public offering price of the shares, which is determined in accordance with the provisions of the Trust's Declaration of Trust, By‑Laws, current prospectuses and SAI.  All orders are subject to acceptance by the Fund and the Fund reserves the right, in its sole discretion, to reject any order received.  Under the Underwriting Agreement, the Fund is not liable to anyone for failure to accept any order.

            EIS has agreed that it will, in all respects, duly conform with all state and federal laws applicable to the sale of the shares.  EIS has also agreed that it will indemnify and hold harmless the Trust and each person who has been, is, or may be a Trustee or officer of the Trust against expenses reasonably incurred by any of them in connection with any claim, action, suit, or proceeding to which any of them may be a party that arises out of or is alleged to arise out of any misrepresentation or omission to state a material fact on the part of EIS or any other person for whose acts EIS is responsible or is alleged to be responsible, unless such misrepresentation or omission was made in reliance upon written information furnished by the Trust.

            The Underwriting Agreement provides that it will remain in effect as long as its terms and continuance are approved annually (i) by a vote of a majority of the Trust's Trustees who are not interested persons of the Fund, as defined in the 1940 Act (the “Independent Trustees”), and (ii) by vote of a majority of the Trust's Trustees, in each case, cast in person at a meeting called for that purpose.

            The Underwriting Agreement may be terminated, without penalty, on 60 days' written notice by the Board of Trustees or by a vote of a majority of outstanding shares subject to such agreement.  The Underwriting Agreement will terminate automatically upon its "assignment," as that term is defined in the 1940 Act.

            From time to time, if, in EIS's judgment, it could benefit the sales of shares, EIS may provide to selected broker‑dealers promotional materials and selling aids.

DISTRIBUTION EXPENSES UNDER RULE 12b-1

The Fund bears some of the costs of selling its Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares (“Share Classes”), as applicable, including certain advertising, marketing and shareholder service expenses, pursuant to Rule 12b-1 of the 1940 Act.  These 12b-1 fees are indirectly paid by the shareholder, as shown by the Fund’s expense table in the prospectus. The 12b-1 fees are composed of distribution fees and service fees which are described further below. Certain Wachovia affiliates receive 12b-1 fees from the Funds.

Class I and Institutional shares of the Fund do not pay 12b-1 fees.

Under the Distribution Plans (each a “Plan,” together, the “Plans”) that the Fund has adopted for its Share Classes, the Fund may incur expenses for 12b-1 fees up to a maximum annual percentage of the average daily net assets attributable to a class, as described below. Amounts paid under the Plans are used to compensate EIS pursuant to Distribution Agreements (each an “Agreement,” together, the “Agreements”) that the Fund has entered into with respect to its Share Classes, as applicable.

Class	Current Maximum 12b-1 Fees Allowed Under the Plans
A	0.75%(a)
B	1.00%
C	1.00%
S	0.75%(b)
S1	0.75%(b)
Administrative	0.75%(c)
Institutional Service	0.75%(d)
Investor	0.75%(e)
Participant	0.75%(f)
Reserve	0.75%(g)
Resource	1.00%(h)
R	1.00%(i)

Currently limited to 0.30% or less on Evergreen funds. Of this amount 0.25% is to be used exclusively as a service fee.  See the expense table in the prospectus of the Fund in which you are interested.

Currently limited to 0.60% or less on Evergreen money market funds. Of this amount 0.25% is to be used exclusively as a service fee.  See the expense table in the prospectus of the Fund in which you are interested.

Currently limited to 0.05% or less on Evergreen institutional money market funds. This amount is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

Currently limited to 0.25% or less on Evergreen institutional money market funds or other Evergreen funds offering Institutional Service shares. This amount is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

Currently limited to 0.10% or less on Evergreen institutional money market funds. This amount is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

Currently limited to 0.50% or less on Evergreen institutional money market funds. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

Currently limited to 0.65% or less on Evergreen institutional money market funds. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

Currently limited to 0.80% or less on Evergreen institutional money market funds. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

Currently limited to 0.50% or less on Evergreen funds. Of this amount 0.25% is to be used exclusively as a service fee.  See the expense table in the prospectus of the Fund in which you are interested.

Of the amounts above, each class may pay under its Plan a maximum service fee of 0.25% to compensate organizations, which may include the Fund’s investment advisor or its affiliates, for personal services provided to shareholders and the maintenance of shareholder accounts.  The Fund may not, during any fiscal period, pay 12b-1 fees greater than the amounts described in the chart above under “Current Maximum 12b-1 Fees Allowed Under the Plans.” The Trustees may, without shareholder approval, increase the fees allowed under the Agreements up to the current maximum 12b-1 fees allowed under the Plans.

The Agreements provide that EIS will use the distribution fees received from the Fund for the following purposes:

(1)        to compensate broker-dealers or other persons for distributing Fund shares;

(2)        to compensate broker-dealers, depository institutions and other financial intermediaries for providing administrative, accounting and other services with respect to the Fund’s shareholders; and

(3)        to otherwise promote the sale of Fund shares.

The Agreements also provide that EIS may use distribution fees to make interest and principal payments in respect of amounts that have been financed to pay broker-dealers or other persons for distributing Fund shares.  EIS may assign its rights to receive compensation under the Plans to secure such financings.  Wachovia or its affiliates may finance payments made by EIS to compensate broker-dealers or other persons for distributing shares of the Fund.

In the event the Fund acquires the assets of another mutual fund, compensation paid to EIS under the Agreements may be paid by EIS to the acquired fund’s distributor or its predecessor.

Since EIS’s compensation under the Agreements is not directly tied to the expenses incurred by EIS, the compensation received by it under the Agreements during any fiscal year may be more or less than its actual expenses and may result in a profit to EIS.  Distribution expenses incurred by EIS in one fiscal year that exceed the compensation paid to EIS for that year may be paid from distribution fees received from the Fund in subsequent fiscal years.

Distribution fees are accrued daily and paid at least annually on Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares and are charged as class expenses, as accrued.  The distribution fees attributable to the Class B and Class C shares are designed to permit an investor to purchase such shares through broker‑dealers without the assessment of a front‑end sales charge, while at the same time permitting EIS to compensate broker‑dealers in connection with the sale of such shares.

            Service fees are accrued daily and paid at least annually on Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares and are charged as class expenses, as accrued.

            Under the Plans, the Treasurer of the Trust reports the amounts expended under the Plans and the purposes for which such expenditures were made to the Trustees of the Trust for their review on a quarterly basis.  Also, each Plan provides that the selection and nomination of the Independent Trustees are committed to the discretion of such Independent Trustees then in office.

            The investment advisor may from time to time from its own funds or such other resources as may be permitted by rules of the SEC make payments for distribution services to EIS; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

            Each Plan and the Agreement will continue in effect for successive 12‑month periods provided, however, that such continuance is specifically approved at least annually by the Trustees of the Trust or by vote of the holders of a majority of the outstanding voting securities of that class and, in either case, by a majority of the Independent Trustees of the Trust.

            The Plans permit the payment of fees to brokers and others for distribution and shareholder‑related administrative services and to broker‑dealers, depository institutions, financial intermediaries and administrators for administrative services as to Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares.  The Plans are designed to (i) stimulate brokers to provide distribution and administrative support services to the Fund and holders of Class A, Class B, Class C, Class S, Class S1 and Institutional Service shares and (ii) stimulate administrators to render administrative support services to the Fund and holders of Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares.  The administrative services are provided by a representative who has knowledge of the shareholder's particular circumstances and goals, and include, but are not limited to providing office space, equipment, telephone facilities, and various personnel including clerical, supervisory, and computer, as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries regarding Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares; assisting clients in changing dividend options, account designations, and addresses; and providing such other services as the Fund reasonably requests for its Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares.

            In the event that the Plan or Agreement is terminated or not continued with respect to one or more classes of the Fund, (i) no distribution fees (other than current amounts accrued but not yet paid) would be owed by the Fund to EIS with respect to that class or classes, and (ii) the Fund would not be obligated to pay EIS for any amounts expended under the Agreement not previously recovered by EIS from distribution services fees in respect of shares of such class or classes through deferred sales charges.

            All material amendments to any Plan or Agreement must be approved by a vote of the Trustees of the Trust or the holders of the Fund's outstanding voting securities, voting separately by class, and in either case, by a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval; and any Plan or Agreement may not be amended in order to increase materially the costs that a particular class of shares of the Fund may bear pursuant to the Plan or Agreement without the approval of a majority of the holders of the outstanding voting shares of the class affected.  Any Plan or Agreement may be terminated (i) by the Fund without penalty at any time by a majority vote of the holders of the outstanding voting securities of the Fund, voting separately by class or by a majority vote of the Independent Trustees, or (ii) by EIS.  To terminate any Agreement, any party must give the other parties 60 days' written notice; to terminate a Plan only, the Fund need give no notice to EIS.  Any Agreement will terminate automatically in the event of its assignment.  For more information about 12b-1 fees, see “Expenses” in the prospectus and “12b-1 Fees” under “Expenses” in Part 1 of this SAI. To the extent EIMC and EIS are compensated based on assets under management in the Evergreen funds, they may be considered to have an interest in the operation of the Plans.

SERVICE FEES AND COMMISSIONS PAID TO INVESTMENT FIRMS

            EIS will pay service fees to investment firms based on the average daily net asset value of Class A, Class B, Class C, Class S, Class S1, Administrative, Investor, Participant, Reserve, Resource, Institutional Service and Class R shares, as applicable, of a Fund which the investment firm has sold and which are issued and outstanding on the books of the Fund during each quarter, and which are registered in the names of customers for whom the investment firm is the dealer of record (“Eligible Shares”).

The rate of such service fees of a Fund for Class A and Institutional Service shares (excluding Evergreen money market funds, Evergreen Short-Intermediate Municipal Bond Fund, Evergreen Limited Duration Fund and Evergreen Short Intermediate Bond Fund) will be calculated quarterly at the rate of 0.0625% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.25% annually) during such quarter.

The rate of service fees of an Evergreen money market fund with Class A shares will be calculated quarterly at the rate of 0.075% per quarter of the average daily net asset value of such Eligible Shares (approximately 0.30% annually) during such quarter.

The rate of service fees of Evergreen Short-Intermediate Municipal Bond Fund, Evergreen Limited Duration Fund and Evergreen Short Intermediate Bond Fund for Class A shares will be calculated quarterly at the rate of 0.025% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.10% annually) during such quarter.

The rate of service fees of a Fund with Administrative Shares will be calculated quarterly at the rate of 0.0125% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.05% annually) during such quarter.

The rate of service fees of a Fund with Investor Shares will be calculated quarterly at the rate of 0.025% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.10% annually) during such quarter.

The rate of service fees of a Fund with Participant and Class R Shares will be calculated quarterly at the rate of 0.125% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.50% annually) during such quarter.

The rate of service fees of a Fund with Reserve Shares will be calculated quarterly at the rate of 0.1625% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.65% annually) during such quarter.

The rate of service fees of a Fund with Resource Shares will be calculated quarterly at the rate of 0.20% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.80% annually) during such quarter.

The rate of service fees of a Fund with Class S and Class S1 Shares will be calculated quarterly at the rate of 0.15% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.60% annually) during such quarter.

The amount of any service fee that exceeds 0.25% is considered an “asset-based sales charge” and is calculated into the appropriate maximum aggregate cap as specified in the rules of the National Association of Securities Dealers.

The rate of such service fees of a Fund for Class B shares will be calculated quarterly at the rate of 0.0625% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.25% annually) during such quarter.

EIS will pay service fees to investment firms based on the average daily net asset value of Class C shares of the Fund they have sold, provided such shares have been on the books of the Fund for a minimum of 13 months from the date of purchase (plus any reinvested distributions attributable to such shares), which have been issued and outstanding on the books of such Fund during the respective quarter and which are registered in the names of customers for whom the investment firm is the dealer of record (“Class C Eligible Shares”).  Such service fees will be calculated quarterly at the rate of 0.0625% per quarter of the average daily net asset value of all such Class C Eligible Shares (approximately 0.25% annually).

In any quarter in which total service fees earned by the investment firm on such Eligible Shares of all Funds are less than $50.00 in the aggregate, no service fees will be paid to the investment firm nor will such amounts be carried over for payment in a future quarter.  Service fees will be paid within five business days after the end of the service commission period in the respective quarter.  EIS will pay service fees only to the extent that such amounts have been paid to EIS by the Fund.

            No service fees are paid on sales of any Class I or Institutional shares of the Fund.

Commissions

            EIS pays commissions to investment firms for sales of Class A shares at the following rates:

Equity Funds (except Evergreen Envision Growth Fund, Evergreen Envision Growth and Income Fund, Evergreen Large Cap Equity Fund and Evergreen Equity Index Fund)	Your Investment	Dealer Commission as a % of Offering Price
	Up to $49,999	5.00%
	$50,000-$99,999	4.25%
	$100,000-$249,999	3.25%
	$250,000-$499,999	2.00%
	$500,000-$999,999	1.75%
	$1,000,000-$2,999,999	1.00% of the first $2,999,999, plus
	$3,000,000-$4,999,999	0.50% of the next $2,000,000, plus
	$5,000,000 or greater	0.25% of amounts equal to or over $5,000,000

Long-term Bond Funds (including Evergreen Envision Growth Fund, Evergreen Envision Growth and Income Fund, Evergreen Large Cap Equity Fund and Evergreen Equity Index Fund)	Your Investment	Dealer Commission as a % of Offering Price
	Up to $49,999	4.25%
	$50,000-$99,999	4.25%
	$100,000-$249,999	3.25%
	$250,000-$499,999	2.00%
	$500,000-$999,999	1.75%
	$1,000,000-$2,999,999	1.00% of the first $2,999,999, plus*
	$3,000,000-$4,999,999	0.50% of the next $2,000,000, plus*
	$5,000,000 or greater	0.25% of amounts equal to or over $5,000,000*

*    Evergreen Envision Funds and Evergreen Equity Index Fund pay 0.25% to investment firms for all amounts over $1,000,000.

Short-term Bond Funds	Your Investment	Dealer Commission as a % of Offering Price
	Up to $49,999	2.75%
	$50,000-$99,999	2.75%
	$100,000-$249,999	2.25%
	$250,000-$499,999	1.75%
	$500,000-$999,999	1.25%
	$1,000,000-$2,999,999	0.50% of the first $2,999,999, plus
	$3,000,000 or greater	0.25% of amounts equal to or over $3,000,000**

**  Evergreen Adjustable Rate Fund and Evergreen Ultra Short Opportunities Fund pay 0.25% to investment firms for all amounts over $1,000,000.

            EIS pays commissions, also referred to as a Dealer Allowance, to investment firms for sales of Class B shares in the amount of 4.00% of shares sold at the time of purchase.

EIS pays commissions to investment firms for sales of Class C shares in the amount of 1.00% of shares sold at the time of purchase.

EIS will also pay subsequent commissions to investment firms for sales of Class C shares based on the average daily net asset value of Class C shares of the Fund sold provided such shares have been on the books of the Fund for a minimum of 13 months from the date of purchase (plus any reinvested distributions attributable to such shares), which have been issued and outstanding on the books of such Fund during the calendar quarter and which are registered in the names of customers for whom the investment firm is the dealer of record (“Eligible Shares”).  Such commissions will be calculated quarterly at the rate of 0.1875% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.75% annually) during such quarter.  Such commissions will be paid by the twentieth day of the month before the end of the respective quarter.  Such commissions will continue to be paid to the investment firm quarterly so long as aggregate payments do not exceed applicable NASD limitations and other governing regulations.

            No commissions are paid on sales of any Class I, Administrative, Institutional Service, Investor, Participant, Reserve, Resource, Class R, Class S and Class S1 shares of a Fund.

TAX INFORMATION

Requirements for Qualifications as a Regulated Investment Company

            The Fund intends to qualify for and elect the tax treatment applicable to a regulated investment company (RIC) under Subchapter M of the Code.  (Such qualification does not involve supervision of management or investment practices or policies by the Internal Revenue Service.)  In order to qualify as a RIC, the Fund must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to proceeds from securities loans, gains from the sale or other disposition of securities or foreign currencies and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or foreign currencies, and net income from certain publicly traded partnerships; and (ii) diversify its holdings so that, at the end of each quarter of its taxable year, (a) at least 50% of the market value of the Fund's total assets is represented by cash, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), the securities of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses, or in the securities of one or more publicly traded partnerships.  By so qualifying, the Fund is not subject to federal income tax if it timely distributes its investment company taxable income and any net realized capital gains.  A 4% nondeductible excise tax will be imposed on the Fund to the extent it does not meet certain distribution requirements with respect to each calendar year and with respect to each one-year period ending on October 31.  The Fund anticipates meeting such distribution requirements.

Taxes on Distributions

Unless the Fund is a municipal bond or municipal money market fund, distributions will be taxable to shareholders whether made in shares or in cash.  Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of the Fund on the reinvestment date.

            To calculate ordinary income for federal income tax purposes, shareholders must generally include dividends paid by the Fund from its investment company taxable income (net taxable investment income plus net realized short‑term capital gains, if any).  The Fund will include dividends it receives from domestic corporations when the Fund calculates its gross investment income.  Unless the Fund is a corporate, U.S. Treasury, U.S. Government or municipal bond fund or a money market fund, it anticipates that all or a portion of the ordinary dividends which it pays will qualify for the 70% dividends-received deduction for corporations and the current 15% rate of tax for other taxpayers who have met the relevant holding period requirements discussed below.  The Fund will inform shareholders of the amounts that so qualify.  If the Fund is a corporate, U.S. Treasury, U.S. Government or municipal bond fund or a money market fund, none of its income will consist of corporate dividends; therefore, none of its distributions will qualify for the 70% dividends-received deduction for corporations or the 15% rate of tax for other taxpayers.

In order for dividends received by a Fund shareholder to be “qualified dividend income” (qualifying for the 15% rate of tax), the Fund must meet holding period and other requirements with respect to the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares.  A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

From time to time, the Fund will distribute the excess of its net long‑term capital gains over its short‑term capital loss to shareholders (i.e., capital gain dividends).  For federal tax purposes, shareholders must include such capital gain dividends when calculating their net long‑term capital gains.  Capital gain dividends are taxable as net long-term capital gains to a shareholder, no matter how long the shareholder has held the shares. The Fund’s transactions in options, futures contracts, hedging transactions, forward contracts, swap agreements, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses.  These rules could therefore affect the amount, timing and character of distributions to shareholders.

Distributions by the Fund reduce its NAV.  A distribution that reduces the Fund's NAV below a shareholder's cost basis is taxable as described above, although from an investment standpoint, it is a return of capital.  In particular, if a shareholder buys Fund shares just before the Fund makes a distribution, when the Fund makes the distribution the shareholder will receive what is in effect a return of capital.  Nevertheless, the shareholder may incur taxes on the distribution.   Therefore, shareholders should carefully consider the tax consequences of buying Fund shares just before a distribution.

All distributions, whether received in shares or cash, must be reported by each shareholder on his or her federal income tax return.   Each shareholder should consult a tax advisor to determine the state and local tax implications of Fund distributions.

If more than 50% of the value of the Fund's total assets at the end of a fiscal year consists of securities of foreign corporations and the Fund elects to make foreign tax credits available to its shareholders, a shareholder will be required to include in his gross income both cash dividends and the amount the Fund advises him is his pro rata portion of income taxes withheld by foreign governments from interest and dividends paid on the Fund's investments.  The shareholder may be entitled, however, to take the amount of such foreign taxes withheld as a credit against his U.S. income tax, or to treat the foreign tax withheld as an itemized deduction from his gross income, if that would be to his advantage.  In substance, this policy enables the shareholder to benefit from the same foreign tax credit or deduction that he would have received if he had been the individual owner of foreign securities and had paid foreign income tax on the income therefrom.  As in the case of individuals receiving income directly from foreign sources, the credit or deduction is subject to a number of limitations.

            For Funds that may invest an amount less than or equal to 50% of the value of its assets in foreign securities, income received by the Fund from its investments in foreign securities may also be subject to withholding and other taxes.  Tax Conventions between certain countries and the U.S. may reduce or eliminate such taxes.  Shareholders in such Funds that invest up to 50% of their assets in foreign securities will not be entitled to a credit or deduction with respect to such foreign taxes.

            The Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Special Tax Information for Shareholders of Municipal Bond or Municipal Money Market Funds

The Fund expects that substantially all of its dividends will be "exempt interest dividends," which should be treated as excludable from federal gross income.  In order to pay exempt interest dividends, at least 50% of the value of the Fund's assets must consist of federally tax‑exempt obligations at the close of each quarter.  An exempt interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by the Fund with respect to its net federally excludable municipal obligation interest and designated as an exempt interest dividend in a written notice mailed to each shareholder not later than 60 days after the close of its taxable year.  The percentage of the total dividends paid by the Fund with respect to any taxable year that qualifies as exempt interest dividends will be the same for all shareholders of the Fund receiving dividends with respect to such year.  If a shareholder receives an exempt interest dividend with respect to any share and such share has been held for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the exempt interest dividend amount.

Any shareholder of the Fund who may be a “substantial user” (as defined by the Code) of a facility financed with an issue of tax‑exempt obligations or a "related person" to such a user should consult his tax advisor concerning his qualification to receive exempt interest dividends should the Fund hold obligations financing such facility.

            Under regulations to be promulgated, to the extent attributable to interest paid on certain private activity bonds, the Fund's exempt interest dividends, while otherwise tax‑exempt, will be treated as a tax preference item for alternative minimum tax purposes.  Corporate shareholders should also be aware that the receipt of exempt interest dividends could subject them to alternative minimum tax under the provisions of Section 56(g) of the Code (relating to "adjusted current earnings").

Interest on indebtedness incurred or continued by shareholders to purchase or carry shares of the Fund will not be deductible for federal income tax purposes to the extent of the portion of the interest expense relating to exempt interest dividends.  Such portion is determined by multiplying the total amount of interest paid or accrued on the indebtedness by a fraction, the numerator of which is the exempt interest dividends received by a shareholder in his taxable year and the denominator of which is the sum of the exempt interest dividends and the taxable distributions out of the Fund's investment income and long‑term capital gains received by the shareholder.

Taxes on the Sale or Exchange of Fund Shares

            Upon a sale or exchange of Fund shares, a shareholder will realize a taxable gain or loss depending on his or her basis in the shares.  A shareholder must treat such gains or losses as a capital gain or loss if the shareholder held the shares as capital assets.  Currently, capital gain on assets held for more than 12 months is generally subject to a maximum federal income tax rate of 15% for an individual.  Generally, the Code will not allow a shareholder to realize a loss on shares he or she has sold or exchanged and replaced within a 61-day period beginning 30 days before and ending 30 days after he or she sold or exchanged the shares.  The Code will not allow a shareholder to realize a loss on the sale of Fund shares held by the shareholder for six months or less to the extent the shareholder received exempt interest dividends on such shares.  Moreover, the Code will treat a shareholder's loss on shares held for six months or less as a long‑term capital loss to the extent the shareholder received distributions of net capital gains on such shares.

            Shareholders who fail to furnish their taxpayer identification numbers to the Fund and to certify as to its correctness and certain other shareholders may be subject to a federal income tax backup withholding requirement at the rate of 28% on dividends, distributions of capital gains and redemption proceeds paid to them by the Fund.  If the withholding provisions are applicable, any such dividends or capital gain distributions to these shareholders, whether taken in cash or reinvested in additional shares, and any redemption proceeds will be reduced by the amounts required to be withheld.  Investors may wish to consult their own tax advisors about the applicability of the backup withholding provisions.

Other Tax Considerations

            The foregoing discussion relates solely to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates).  It does not reflect the special tax consequences to certain taxpayers (e.g., banks, insurance companies, tax exempt organizations and foreign persons).  Shareholders are encouraged to consult their own tax advisors regarding specific questions relating to federal, state and local tax consequences of investing in shares of the Fund.  Each shareholder who is not a U.S. person should consult his or her tax advisor regarding the U.S. and foreign tax consequences of ownership of shares of the Fund.  The Fund will withhold a tax at a rate of 30% (or lower under a tax treaty) on all ordinary dividend distributions to non-U.S. persons.  Under recent legislation, the withholding obligation generally does not apply to properly designated dividends derived from certain interest income of the Fund or from short-term capital gains of the Fund which are paid with respect to Fund years beginning before January 1, 2008. The Fund does not intend to make the designations that would be required to take advantage of this provision with respect to interest income. Consequently, all dividend distributions to non-U.S. persons will be subject to withholding unless designated as long or short-term capital gains.

BROKERAGE

Brokerage Commissions

If the Fund invests in equity securities, it expects to buy and sell them through brokerage transactions for which commissions are payable.  Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down.  Where transactions are made in the over-the-counter market, the Fund will deal with primary market makers unless more favorable prices are otherwise obtainable.

If the Fund invests in fixed income securities, it expects to buy and sell them directly from the issuer or an underwriter or market maker for the securities.  Generally, the Fund will not pay brokerage commissions for such purchases.  When the Fund buys a security from an underwriter, the purchase price will usually include an underwriting commission or concession.  The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down.  When the Fund executes transactions in the over‑the‑counter market, it will deal with primary market makers unless more favorable prices are otherwise obtainable.

Selection of Brokers

When buying and selling portfolio securities, the advisor seeks brokers who can provide the most benefit to the Fund.  When selecting a broker, the investment advisor will primarily look for the best price at the lowest commission, but in the context of the broker’s:

1.         ability to provide the best net financial result to the Fund;

2.         efficiency in handling trades;

3.         ability to trade large blocks of securities;

            4.         readiness to handle difficult trades;

5.         financial strength and stability; and

6.         provision of “research services,” defined as (a) reports and analyses concerning issuers, industries, securities and economic factors and (b) other information useful in making investment decisions.

The Fund may pay higher brokerage commissions to a broker providing it with research services, as defined in item 6, above, including Wachovia Securities, LLC, an affiliate of the Fund’s investment advisor.  Pursuant to Section 28(e) of the Securities Exchange Act of 1934, this practice is permitted if the commission is reasonable in relation to the brokerage and research services provided.  Research services provided by a broker to the investment advisor do not replace, but supplement, the services the investment advisor is required to deliver to the Fund.  It is impracticable for the investment advisor to allocate the cost, value and specific application of such research services among its clients because research services intended for one client may indirectly benefit another.

When selecting a broker for portfolio trades, the investment advisor may not consider the amount of Fund shares a broker has sold.

            Wachovia Securities, LLC, an affiliate of the Fund’s investment advisor and a member of the New York and American Stock Exchanges, may effect portfolio transactions on those exchanges for the Fund. Wachovia Securities, LLC, is a majority-owned subsidiary of Wachovia Corporation, the Fund’s investment advisor’s parent.

Simultaneous Transactions

The investment advisor makes investment decisions for the Fund independently of decisions made for its other clients.  When a security is suitable for the investment goal of more than one client, it may be prudent for the investment advisor to engage in a simultaneous transaction, that is, buy or sell the same security for more than one client.   The investment advisor strives for an equitable result in such transactions by using an allocation formula. The high volume involved in some simultaneous transactions can result in greater value to the Fund, but the ideal price or trading volume may not always be achieved for the Fund.

ORGANIZATION

            The following is qualified in its entirety by reference to the Trust’s Declaration of Trust.

Description of Shares

            The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of series and classes of shares.  Each share of the Fund represents an equal proportionate interest with each other share of that series and/or class.  Upon liquidation, shares are entitled to a pro rata share of the Trust based on the relative net assets of each series and/or class.  Shareholders have no preemptive or conversion rights.   Shares are redeemable and transferable.

Voting Rights

            Under the terms of the Declaration of Trust, the Trust is not required to hold annual meetings.  At meetings called for the initial election of Trustees or to consider other matters, each share is entitled to one vote for each dollar of “NAV” applicable to such share.  Shares generally vote together as one class on all matters.  Classes of shares of the Fund have equal voting rights.  No amendment may be made to the Declaration of Trust that adversely affects any class of shares without the approval of a majority of the votes applicable to the shares of that class.  Shares have non‑cumulative voting rights, which means that the holders of more than 50% of the votes applicable to shares voting for the election of Trustees can elect 100% of the Trustees to be elected at a meeting and, in such event, the holders of the remaining shares voting will not be able to elect any Trustees.

            After the initial meeting as described above, no further meetings of shareholders for the purpose of electing Trustees will be held, unless required by law (for such reasons as electing or removing Trustees, changing fundamental policies, and approving advisory agreements or 12b-1 plans), unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time, the Trustees then in office will call a shareholders' meeting for the election of Trustees.

Limitation of Trustees' Liability

            The Declaration of Trust provides that a Trustee will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties involved in the conduct of his office.

Code of Ethics

            The Trust, its principal underwriter and its various investment advisors have each adopted a code of ethics pursuant to the requirements of Rule 17j-1 of the 1940 Act (“Code of Ethics”).  Each of these Codes of Ethics permits Fund personnel to invest in securities, including securities that may be purchased or held by the Fund, for their own accounts subject to certain restrictions and conditions and is on file with, and available from, the SEC.

Shareholder Liability

Under Delaware law, shareholders could, under certain circumstances, be held personally liable for the obligations of a Fund.  However, the Agreement and Declaration of Trust states that no shareholder shall be personally liable for the debts, liabilities, obligations and expense incurred by, contracted for, or otherwise existing with respect to the Fund and provides that notice of such disclaimer may be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Trustees.  The Agreement and Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for any obligation or liability of the Fund solely by reason of being or having been a shareholder.  Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is generally limited to the circumstances in which the Fund would be unable to meet its obligations.

INVESTMENT ADVISORY AGREEMENT

            On behalf of the Fund, the Trust has entered into an investment advisory agreement with the Fund’s investment advisor (the "Advisory Agreement").  Under the Advisory Agreement, and subject to the supervision of the Trust's Board of Trustees, the investment advisor furnishes to the Fund investment advisory, management and administrative services, office facilities, and equipment in connection with its services for managing the investment and reinvestment of the Fund's assets.  The investment advisor pays for all of the expenses incurred in connection with the provision of its services.

              The Fund pays for all charges and expenses, other than those specifically referred to as being borne by the investment advisor, including, but not limited to, (1) custodian charges and expenses; (2) bookkeeping and auditors' charges and expenses; (3) transfer agent charges and expenses; (4) fees and expenses of Independent Trustees; (5) brokerage commissions, brokers' fees and expenses; (6) issue and transfer taxes; (7) applicable costs and expenses under the Distribution Plan (as described above) (8) taxes and trust fees payable to governmental agencies; (9) the cost of share certificates; (10) fees and expenses of the registration and qualification of the Fund and its shares with the SEC or under state or other securities laws; (11) expenses of preparing, printing and mailing prospectuses, SAIs, notices, reports and proxy materials to shareholders of the Fund; (12) expenses of shareholders' and Trustees' meetings; (13) charges and expenses of legal counsel for the Fund and for the Independent Trustees on matters relating to the Fund; (14) charges and expenses of filing  annual and other reports with the SEC and other authorities; and (15) all extraordinary charges and expenses of the Fund. For information on advisory fees paid by the Fund, see “Expenses” in Part 1 of this SAI.

            The Advisory Agreement continues in effect for two years from its effective date and, thereafter, from year to year only if approved at least annually by the Board of Trustees of the Trust or by a vote of a majority of the Fund's outstanding shares.  In either case, the terms of the Advisory Agreement and continuance thereof must be approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated, without penalty, on 60 days' written notice by the Trust's Board of Trustees or by a vote of a majority of outstanding shares.  The Advisory Agreement will terminate automatically upon its "assignment" as that term is defined in the 1940 Act.

            For a discussion regarding the considerations of the Fund's Board of Trustees for approving or renewing the Fund's investment advisory agreement, please see either the Fund's Annual Report or Semiannual Report immediately following the approval of the Fund's contract for the most recent fiscal period.

Transactions Among Advisory Affiliates

            The Trust has adopted procedures pursuant to Rule 17a‑7 of the 1940 Act ("Rule 17a‑7 Procedures").  The Rule 17a‑7 Procedures permit the Fund to buy or sell securities from another investment company for which a subsidiary of Wachovia Corporation is an investment advisor.  The Rule 17a‑7 Procedures also allow the Fund to buy or sell securities from other advisory clients for whom a subsidiary of Wachovia Corporation is an investment advisor.  The Fund may engage in such transaction if it is equitable to each participant and consistent with each participant's investment objective.

PORTFOLIO MANAGERS

Other Funds and Accounts Managed.  The following table provides information about the registered investment companies and other pooled investment vehicles and other accounts managed by the portfolio managers of the Funds as of the Funds’ most recent fiscal year end, May 31, 2006.

Portfolio Manager		(Assets in thousands)
Diane C. Beaver	Assets of registered investment companies managed
	Evergreen California Municipal Money Market Fund	205,721
	Evergreen Connecticut Municipal Bond Fund	75,325
	Evergreen New Jersey Municipal Money Market Fund	203,745
	Evergreen New York Municipal Money Market Fund	296,686
	Evergreen Pennsylvania Municipal Money Market Fund	203,589
	Evergreen Short-Intermediate Municipal Bond Fund	417,385
	TOTAL.........................................................................................................	$1,402,451
	Those subject to performance fee........................................................	0
	Number of other pooled investment vehicles managed..........................	0
	Assets of other pooled investment vehicles managed.....................	$0
	Number of those subject to performance fee.....................................	N/A
	Number of separate accounts managed....................................................	0
	Assets of separate accounts managed...............................................	$0
	Number of those subject to performance fee.....................................	N/A

Matthew M. Kiselak	Assets of registered investment companies managed
	Evergreen Florida Municipal Money Market Fund	356,481
	Evergreen High Grade Municipal Bond Fund	102,969
	Evergreen Institutional Municipal Money Market Fund	8,448,140
	Evergreen Municipal Bond Fund	881,807
	Evergreen Municipal Money Market Fund	2,115,663
	TOTAL.........................................................................................................	$11,905,060
	Those subject to performance fee........................................................	0
	Number of other pooled investment vehicles managed..........................	0
	Assets of other pooled investment vehicles managed.....................	$0
	Number of those subject to performance fee.....................................	N/A
	Number of separate accounts managed....................................................	0
	Assets of separate accounts managed...............................................	$0
	Number of those subject to performance fee.....................................	N/A

Michael Pietronico	Assets of registered investment companies managed
	Evergreen California Municipal Bond Fund	50,697
	Evergreen Intermediate Municipal Bond Fund	497,981
	Evergreen New York Municipal Bond Fund	97,086
	TOTAL.........................................................................................................	$645,764
	Those subject to performance fee........................................................	0
	Number of other pooled investment vehicles managed..........................	1
	Assets of other pooled investment vehicles managed.....................	$51,223
	Number of those subject to performance fee.....................................	0
	Number of separate accounts managed....................................................	1
	Assets of separate accounts managed...............................................	$19,309
	Number of those subject to performance fee.....................................	0

B. Clark Stamper	Assets of registered investment companies managed
	Evergreen Strategic Municipal Bond Fund	618,846
	TOTAL.........................................................................................................	$618,846
	Those subject to performance fee........................................................	0
	Number of other pooled investment vehicles managed..........................	N/A
	Assets of other pooled investment vehicles managed.....................	$0
	Number of those subject to performance fee.....................................	N/A
	Number of separate accounts managed....................................................	0
	Assets of separate accounts managed...............................................	$0
	Number of those subject to performance fee.....................................	N/A

Conflicts of Interest.  Portfolio managers may experience certain conflicts of interest in managing the Funds’ investments, on the one hand, and the investments of other accounts, including other Evergreen funds, on the other.  For example, if a portfolio manager identifies a limited investment opportunity, such as an initial public offering, that may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of that investment across all eligible funds and accounts. EIMC and Stamper Capital have policies and procedures to address potential conflicts of interest relating to the allocation of investment opportunities.  EIMC’s policies and procedures relating to the allocation of investment opportunities address these potential conflicts by limiting portfolio manager discretion and are intended to result in fair and equitable allocations among all products managed by that portfolio manager or team that might be eligible for a particular investment.  However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

The management of multiple Funds and other accounts may give rise to potential conflicts of interest, particularly if the Funds and accounts have different objectives, benchmarks and time horizons, as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts.  For example, in certain instances, a portfolio manager may take conflicting positions in a particular security for different accounts, by selling a security for one account and continuing to hold it for another account.  In addition, the management of other accounts may require the portfolio manager to devote less than all of his or her time to a Fund, which may constitute a conflict with the interest of the Fund. EIMC and Stamper Capital seek to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline, such as investing in large capitalization equity securities.  Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest.

Neither EIMC nor Stamper Capital receive a performance fee for their management of the Funds, other than EIMC’s receipt of such a fee from Evergreen Large Cap Equity Fund.  EIMC, Stamper Capital and/or a portfolio manager may have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Funds – for instance, those that pay a higher advisory fee and/or have a performance fee.  The policies of EIMC and Stamper Capital, however, require that portfolio managers treat all accounts they manage equitably and fairly.

EIMC has a policy allowing it to aggregate sale and purchase orders of securities for all accounts with similar orders if, in EIMC’s reasonable judgment, such aggregation is reasonably likely to result generally in lower per-share brokerage commission costs.  In such an event, each client may be charged or credited, as the case may be, the average transaction price of all securities purchased or sold in such transaction.  As a result, however, the price may be less favorable to a client than it would be if similar transactions were not being executed concurrently for other accounts.  In addition, in many instances, the purchase or sale of securities for accounts will be effected simultaneously with the purchase or sale of like securities for other accounts.  Such transactions may be made at slightly different prices, due to the volume of securities purchased or sold.  EIMC has also adopted policies and procedures in accordance with Rule 17a-7 under the 1940 Act relating to transfers effected without a broker-dealer between registered investment companies or a registered investment company client and another advisory client, to ensure compliance with the rule and fair and equitable treatment of both clients involved in such transactions.  Stamper Capital has similar policies relating to brokerage, aggregation and fair allocation of trades.

Portfolio managers may also experience certain conflicts between their own personal interests and the interests of the accounts they manage, including the Funds.  One potential conflict arises from the weighting methodology used in determining bonuses, as described below, which may give a portfolio manager an incentive to allocate a particular investment opportunity to a product that has a greater weighting in determining his or her bonus.  Another potential conflict may arise if a portfolio manager were to have a larger personal investment in one fund than he or she does in another, giving the portfolio manager an incentive to allocate a particular investment opportunity to the fund in which he or she holds a larger stake.  EIMC’s Code of Ethics addresses potential conflicts of interest that may arise in connection with a portfolio manager’s activities outside EIMC by prohibiting, without prior written approval from the Code of Ethics Compliance Officer, portfolio managers from participating in investment clubs and from providing investment advice to, or managing, any account or portfolio in which the portfolio manager does not have a beneficial interest and that is not a client of EIMC.  The Code of Ethics of Stamper Capital has similar provisions.

Compensation.  EIMC.  For EIMC, portfolio managers’ compensation consists primarily of a base salary and an annual bonus.  Each portfolio manager’s base salary is reviewed annually and adjusted based on consideration of various factors specific to the individual portfolio manager, including, among others, experience, quality of performance record and breadth of management responsibility, and based on a comparison to competitive market data provided by external compensation consultants.  The annual bonus pool for portfolio managers and other employees that are eligible to receive bonuses is determined based on the overall profitability of the firm during the relevant year.

The annual bonus has an investment performance component, which accounts for a majority of the annual bonus, and a subjective evaluation component.  The amount of the investment performance component is based on the pre-tax investment performance of the funds and accounts managed by the individual (or one or more appropriate composites of such funds and accounts) over the prior five years compared to the performance over the same time period of an appropriate benchmark (typically a broad-based index or universe of external funds or managers with similar characteristics).  See the information below relating to other funds and accounts managed by the portfolio managers for the specific benchmarks used in evaluating performance.  In calculating the amount of the investment performance component, performance for the most recent year is weighted 25%, performance for the most recent three-year period is weighted 50% and performance for the most recent five-year period is weighted 25%.  In general, the investment performance component is determined using a weighted average of investment performance of each product managed by the portfolio manager, with the weighting done based on the amount of assets the portfolio manager is responsible for in each such product.  For example, if a portfolio manager was to manage a mutual fund with $400 million in assets and separate accounts totaling $100 million in assets, performance with respect to the mutual fund would be weighted 80% and performance with respect to the separate accounts would be weighted 20%.  In certain cases, portfolio weights within the composite may differ from the actual weights as determined by assets.  For example, a very small fund’s weight within a composite may be increased to create a meaningful contribution.

To be eligible for an investment performance related bonus, the time-weighted average percentile rank must be above the 50th percentile.  A portfolio manager has the opportunity to maximize the investment component of the incentive payout by generating performance at or above the 25th percentile level.

In determining the subjective evaluation component of the bonus, each manager is measured against predetermined objectives and evaluated in light of other discretionary considerations.  Objectives are set in several categories, including teamwork, participation in various assignments, leadership, and development of staff.

For calendar year 2005, the investment performance component of each portfolio manager’s bonus will be determined based on comparisons to the benchmarks (either to the individual benchmark or one or more composites of all or some of such benchmarks) indicated below.  The benchmarks may change for purposes of calculating bonus compensation for calendar year 2006.

Portfolio Manager

Diane Beaver

Lipper California Tax-Exempt Money Market Funds

Lipper Connecticut Municipal Debt Funds

Lipper New Jersey Tax-Exempt Money Market Funds

Lipper New York Tax-Exempt Money Market Funds

Lipper Pennsylvania Tax-Exempt Money Market Funds

Lipper Short-Intermediate Municipal Debt Funds

Mathew Kiselak

Lipper General Municipal Debt Funds

Lipper Institutional Tax-Exempt Money Market Funds

Lipper Institutional Tax-Exempt Money Market Funds

Lipper Insured Municipal Debt Funds

Lipper Other States Tax-Exempt Money Market Funds

Michael Pietronico	Lipper California Intermediate Municipal Debt Funds Lipper Intermediate Municipal Debt Funds Lipper New York Intermediate Municipal Debt Funds

Portfolio managers may also receive equity incentive awards (non-qualified stock options and/or restricted stock) in Wachovia Corporation, EIMC’s publicly traded parent company, based on their performance and/or positions held.  Equity incentive awards are made based on subjective review of the factors that are considered in determining base salary and the annual bonus.

In addition, EIMC’s portfolio managers may participate, at their election, in various benefits programs, including the following:

medical, dental, vision and prescription benefits,

life, disability and long-term care insurance,

before-tax spending accounts relating to dependent care, health care, transportation and parking, and various other services, such as family counseling and employee assistance programs, prepaid or discounted legal services, health care advisory programs and access to discount retail services.

These benefits are broadly available to EIMC employees.  Senior level employees, including many portfolio managers but also including many other senior level executives, may pay more or less than employees that are not senior level for certain benefits, or be eligible for, or required to participate in, certain benefits programs not available to employees who are not senior level.  For example, only senior level employees above a certain compensation level are eligible to participate in the Wachovia Corporation deferred compensation plan, and certain senior level employees are required to participate in the deferred compensation plan.

            Compensation.  Clark Stamper.  B. Clark Stamper is employed by and compensated by Stamper Capital, not the Evergreen Strategic Municipal Bond Fund.  Mr. Stamper is compensated through a structure comprised of a percentage of overall firm profits and overall firm revenues.  Firm revenues are a function of overall firm assets under management and the fee rates charged to those assets.  Firm profits are the cash flows remaining after all other compensation and firm operating expenses are paid.  The methodology of compensation with other accounts he manages is essentially the same.  In addition, Mr. Stamper receives medical and prescription benefits.

Fund Holdings.  The table below presents the dollar range of investment each portfolio manager beneficially holds in each Fund he or she manages as well as the dollar range of total exposure to the Evergreen family of funds (including both open-end and closed-end funds) as of the Funds’ fiscal year ended May 31, 2006. Total exposure equals the sum of (i) the portfolio manager’s beneficial ownership in direct Evergreen fund holdings, plus (ii) the portfolio manager’s Evergreen fund holdings through the Wachovia Corporation 401(k) plan, plus (iii) the portfolio manager’s Wachovia Corporation deferred compensation plan exposure to Evergreen funds.

High Grade Municipal Bond Fund

Matthew M. Kiselak	$1-$10,000
Intermediate Municipal Bond Fund
Michael Pietronico	$100,001-$500,000
Municipal Bond Fund
Matthew M. Kiselak	$1-$10,000
Short-Intermediate Municipal Bond Fund
Diane C. Beaver	$1-$10,000
Strategic Municipal Bond Fund
B. Clark Stamper	$100,001-$500,000

Evergreen Family of Funds

Matthew M. Kiselak
$1-$10,000
Michael Pietronico
$100,001-$500,000
Diane C. Beaver
$1-$10,000
B. Clark Stamper
$100,001-$500,000

The table below presents the dollar range of total exposure to the Evergreen family of funds (including both open-end and closed-end funds) by certain members of senior management of EIMC and its affiliates that are involved in Evergreen’s mutual fund business as of December 31, 2005.  Total exposure equals the sum of (i) the individual’s beneficial ownership in direct Evergreen fund holdings, plus (ii) the individual’s Evergreen fund holdings through the Wachovia Corporation 401(k) plan, plus (iii) the individual’s Wachovia Corporation deferred compensation plan exposure to Evergreen funds.

Maryann Bruce................................ President, EIS	$500,001 – 1,000,000
Christopher Conkey......................... Chief Investment Officer, EIMC	Over $1,000,000
Dennis Ferro................................... Chief Executive Officer, EIMC	Over $1,000,000
Richard Gershen.............................. Head of Business Strategy, Risk and Product Management, EIMC	$500,001 – 1,000,000
W. Douglas Munn............................ Chief Operating Officer, EIMC	$500,001 – 1,000,000
Patrick O’Brien................................ President, Institutional Division, EIMC	Over $1,000,000
MANAGEMENT OF THE TRUST

The Trust is supervised by a Board of Trustees that is responsible for representing the interests of shareholders.  The Trustees meet periodically throughout the year to oversee the Fund’s activities, reviewing, among other things, the Fund’s performance and its contractual arrangements with various service providers.  Each Trustee is paid a fee for his or her services.  See “Expenses-Trustee Compensation” in Part 1 of this SAI.

            The Trust has an Executive Committee which consists of K. Dun Gifford, Dr. Russell A. Salton, III and the Chairman of the Board, Michael S. Scofield, each of whom is an Independent Trustee. The Executive Committee recommends Trustees to fill vacancies, prepares the agenda for Board Meetings, acts on routine matters between scheduled Board meetings and reviews and resolves conflicts of interest between the Fund and the Fund's investment advisor or its affiliates.  The Executive Committee also functions as the Nominating Committee, the 15(c) Committee and the Qualified Legal Compliance Committee (as further described below).  As of July 14, 2006, the Executive Committee assumed the responsibilities of the Litigation Committee, which was dissolved. The Executive Committee assumed responsibilities for overseeing and assisting Trustee oversight of: litigation commenced by or against the Evergreen funds; litigation commenced by or against any service provider to the Funds that relates to the Funds or that may have a material effect on the service provider’s ability to perform its services to the Funds; non-routine regulatory actions, examinations, inspections, or other activities in respect of any service provider to the Funds that relate to its services to the Funds or that may have a material effect on the service provider’s ability to perform its services to the Funds. For the fiscal year ended May 31, 2006, the Executive Committee held 22 committee meetings.

            The Nominating Committee is responsible for nominating candidates for election to the Board of Trustees by the full Board.  The Committee may solicit suggestions for persons to fill vacancies on the Boards of Trustees from such sources as it deems appropriate, including EIMC.  The Committee will consider nominations for openings on the Board of Trustees from shareholders who have separately or as a group held for at least one full year at least 5% of the outstanding shares of a Fund.  Shareholder recommendations should be sent to the attention of the Committee in care of the Fund’s Secretary and should include biographical information, including the proposed nominee’s business experience for the past ten years and a description of the qualifications of the proposed nominee, along with a statement from the proposed nominee that he or she is willing to serve and meets the requirements to be an Independent Trustee, if applicable.

            The 15(c) Committee is responsible for gathering relevant information to assist the full Board in fulfilling its obligations relating to the initial approval and renewal of advisory and distribution contracts pursuant to Section 15 of the 1940 Act.  It may request information from and submit questions to the Fund's investment advisor and its affiliates in order for the full Board of Trustees to determine whether or not to enter into or renew Fund contracts.

            The Qualified Legal Compliance Committee is responsible for the establishment of written procedures for the confidential receipt, retention and consideration of any report of evidence of a material violation of an applicable U.S. federal or state securities law, a material breach of a fiduciary duty arising under U.S. federal or state law, or a similar material violation of any U.S. federal or state law by a Fund or by any officer, Trustee, employee or agent of a Fund.  The Committee is also responsible for determining whether an investigation is necessary regarding any report of evidence of a material violation.  If it is determined that there has been a material violation, the Committee is responsible for informing the Fund’s chief legal officer and chief executive officer and taking all other appropriate actions to respond to evidence of a material violation.

The Trust has an Audit Committee which consists of K. Dun Gifford, Patricia A. Norris and the Chairman of the Committee, Charles A. Austin III, each of whom is an Independent Trustee.  The purpose of the Audit Committee is to evaluate financial management, meet with the auditors and deal with other matters of a financial nature that it deems appropriate. As of July 14, 2006, the Audit Committee assumed the responsibilities of the Pricing Committee, which was dissolved.   The Audit Committee assumed the responsibilities for overseeing and assisting Trustee oversight of matters related to pricing and valuation of portfolio securities. For the fiscal year ended May 31, 2006, the Audit Committee held 6 committee meetings.

            The Trust has a 12b-1 Committee (formerly the Distribution and Shareholder Service Committee) which consists of William W. Pettit, Shirley L. Fulton, and the Chairman of the Committee, Dr. Leroy Keith. The 12b-1 Committee oversees and assists Trustee oversight of: the means by which shares of the Evergreen funds are distributed; expenditures by the Funds’ distributor of amounts paid under the Funds’ Rule 12b-1 plans; the nature and quality of services provided by the Funds’ transfer agent; and the overall level of servicing provided to shareholders in the Funds. For the fiscal year ended May 31, 2006, the

12b-1 Committee held 4 committee meetings.

            The Trust has a Performance Committee which consists of Gerald McDonnell, Dr. Russell A. Salton, III, David M. Richardson, Richard Wagoner and the Chairman of the Committee, Richard J. Shima.  The Performance Committee reviews all activities involving investment-related issues and activities of EIMC and any sub-advisors to the Evergreen funds and assesses the performance of the Evergreen funds. For the fiscal year ended May 31, 2006, the Performance Committee held 8 committee meetings.

            Set forth below are the Trustees of each of the fourteen Evergreen Trusts.  The address for each Trustee is P.O. Box 20083, Charlotte, North Carolina 28202. All shareholder communications should be sent to this address.

Independent Trustees:

Name and

Date of Birth	Position with Trust	Beginning Year of Term of Office[1]	Principal Occupations for Last Five Years	Number of Portfolios Overseen in Evergreen Funds Complex as of 12/31/2005	Other Directorships held outside of Evergreen Funds Complex
Charles A. Austin III DOB: 10/23/1934	Trustee	1991	Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The Francis Ouimet Society (scholarship program); Former Trustee, Mentor Funds and Cash Resource Trust; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice)	90	None
Shirley L. Fulton DOB: 1/10/1952	Trustee	2004	Partner, Tin, Fulton, Greene & Owen, PLLC (law firm); Former Partner, Helms, Henderson & Fulton, P.A. (law firm); Retired Senior Resident Superior Court Judge, 26th Judicial District, Charlotte, NC	90	None
K. Dun Gifford DOB: 10/23/1938	Trustee	1974	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Trustee, Mentor Funds and Cash Resource Trust	90	None
Dr. Leroy Keith, Jr. DOB: 2/14/1939	Trustee	1983	Partner, Stonington Partners, Inc. (private equity fund); Trustee, Phoenix Funds Family; Director, Diversapack Co. (packaging company); Director, Obagi Medical Products Co.; Former Director, Lincoln Educational Services; Former Trustee, Mentor Funds and Cash Resource Trust	90	Trustee, Phoenix Funds Family (consisting of 51 portfolios)
Gerald M. McDonnell DOB: 7/14/1939	Trustee	1988	Manager of Commercial Operations, SMI Steel Co. - South Carolina (steel producer); Former Trustee, Mentor Funds and Cash Resource Trust	90	None
Patricia B. Norris DOB: 4/9/1948	Trustee	2006	Former Partner, PricewaterhouseCoopers LLP (Independent Registered Public Accounting Firm)	89[2]	None
William Walt Pettit DOB: 8/26/1955	Trustee	1984	Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp.; Director, National Kidney Foundation of North Carolina, Inc.; Member, Superior Land, LLC; Former Trustee, Mentor Funds and Cash Resource Trust	90	None

David M. Richardson

DOB: 9/19/1941	Trustee	1982	President, Richardson, Runden LLC (executive recruitment business development/consulting company); Consultant, Kennedy Information, Inc. (executive recruitment information and research company); Consultant, AESC (The Association of Executive Search Consultants); Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP (communications); Former Trustee, Mentor Funds and Cash Resource Trust	90	None

Dr. Russell A. Salton, III

DOB: 6/2/1947	Trustee	1984	President/CEO, AccessOne MedCard, Inc.; Former Medical Director, Healthcare Resource Associates, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust	90	None
Michael S. Scofield DOB: 2/20/1943	Trustee	1984	Director and Chairman, Branded Media Corporation (multi-media branding company); Retired Attorney, Law Offices of Michael S. Scofield; Former Trustee, Mentor Funds and Cash Resource Trust	90	None

Richard J. Shima

DOB: 8/11/1939	Trustee	1993	Independent Consultant; Trustee, Saint Joseph College (CT); Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director, Trust Company of CT; Former Director, Enhance Financial Services, Inc.; Former Director, Old State House Association; Former Trustee, Mentor Funds and Cash Resource Trust	90	None

Interested Trustee:

Richard K. Wagoner, CFA[3] DOB: 12/12/1937	Trustee	1999	Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Trustee, Mentor Funds and Cash Resource Trust	90	None

1       Each Trustee, except Mses. Fulton and Norris, serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. As new Trustees, Ms. Fulton's and Ms. Norris’ initial terms end March 31, 2007 and June 30, 2009, respectively, at which times they may be re-elected by Trustees to serve until a successor is duly elected or qualified or until their death, resignation, retirement or removal from office by the Trustees.

2          Ms. Norris’ information is as of July 1, 2006, the effective date of her trusteeship.

3       Mr. Wagoner is an "interested person" of the Evergreen funds because of his ownership of shares in Wachovia Corporation, the parent to the Evergreen funds' investment advisor.

Trustee Ownership of Evergreen Funds Shares

            Set forth in the table below are the names of the Evergreen funds in which the Trustees are invested. Amounts reflected include amounts received through the Trustees’ Deferred Compensation Plan. The table shows the dollar range of each Trustee’s investment in each Fund and the aggregate dollar range of their investment in the Evergreen fund complex, as of December 31, 2005. Patricia B. Norris became a member of the Board of Trustees as of July 1, 2006. As of the date of her election to the Board of Trustees, Ms. Norris did not have any holdings in the Evergreen funds.

Trustee

	Fund	Dollar Range of Investment in Fund	Aggregate Dollar Range of Investments in Evergreen Funds Complex
Charles A. Austin III	Evergreen Aggressive Growth Fund[1]	$50,001-$100,000	Over $100,000
	Evergreen Core Bond Fund[1]	$10,001-$50,000
	Evergreen Equity Income Fund[1]	$50,001-$100,000
	Evergreen Growth Fund[1]	$50,001-$100,000
	Evergreen Health Care Fund[2]	Over $100,000
	Evergreen International Equity Fund[1]	$10,001-$50,000
	Evergreen Large Cap Value Fund[1]	$10,001-$50,000
	Evergreen Mid Cap Growth Fund[1]	Over $100,000
	Evergreen Money Market Fund	Over $100,000
	Evergreen Omega Fund[2]	$50,001-$100,000
Shirley L. Fulton[3]	Evergreen Asset Allocation Fund[1]	$10,001-$50,000	Over $100,000
	Evergreen Small Cap Value Fund[1]	$10,001-$50,000
	Evergreen Health Care Fund[1]	$10,001-$50,000
	Evergreen Disciplined Value Fund[1]	$10,001-$50,000
	Evergreen International Equity Fund[1]	$10,001-$50,000
K. Dun Gifford[3]	Evergreen Asset Allocation Fund	$10,001-$50,000	Over $100,000
	Evergreen Equity Income Fund	$10,001-$50,000
	Evergreen Emerging Markets Growth Fund	$10,001-$50,000
	Evergreen Global Opportunities Fund	Over $100,000
Dr. Leroy Keith, Jr.	Evergreen Asset Allocation Fund	$1-$10,000	$10,001-$50,000
	Evergreen Income Advantage Fund	$1-$10,000
	Evergreen Limited Duration Fund	$10,001-$50,000
	Evergreen Managed Income Fund	$1-$10,000
	Evergreen Omega Fund	$1-$10,000
	Evergreen Utilities and High Income Fund	$1-$10,000
Gerald M. Mc Donnell[4]	Evergreen Adjustable Rate Fund	$10,001-$50,000	Over $100,000
	Evergreen Asset Allocation Fund[1]	$50,001-$100,000
	Evergreen Balanced Fund[1]	$50,001-$100,000
	Evergreen Emerging Markets Growth Fund	$10,001-$50,000
	Evergreen Equity Income Fund	$10,001-$50,000
	Evergreen Fundamental Large Cap Fund[2]	Over $100,000
	Evergreen Global Large Cap Equity Fund[1]	$10,001-$50,000
	Evergreen Health Care Fund	$10,001-$50,000
	Evergreen Income Advantage Fund	$1-$10,000
	Evergreen Large Cap Value Fund[1]	$50,001-$100,000
	Evergreen Managed Income Fund	$1-$10,000
	Evergreen Money Market Fund[2]	Over $100,000
	Evergreen Omega Fund[1]	$10,001-$50,000
	Evergreen Short Intermediate Bond Fund	$1-$10,000
	Evergreen Strategic Municipal Bond Fund	$10,001-$50,000
	Evergreen Utilities and High Income Fund	$1-$10,000
Patricia B. Norris	Evergreen Disciplined Small-Mid Value Fund	$10,001-$50,000	Over $100,000
	Evergreen Disciplined Value Fund	$10,001-$50,000
	Evergreen Emerging Markets Growth Fund	$10,001-$50,000
	Evergreen Global Opportunities Fund	$10,001-$50,000
	Evergreen Growth Fund	$10,001-$50,000
	Evergreen Health Care Fund	$10,001-$50,000
	Evergreen International Equity Fund	$10,001-$50,000
	Evergreen Large Cap Equity Fund	$10,001-$50,000
	Evergreen Precious Metals Fund	$10,001-$50,000
	Evergreen Utility and Telecommunications Fund	$10,001-$50,000
William Walt Pettit	Evergreen Aggressive Growth Fund	$1-$10,000	Over $100,000
	Evergreen Asset Allocation Fund[1]	$1-$10,000
	Evergreen Emerging Growth Fund[1]	$1-$10,000
	Evergreen Emerging Markets Growth Fund	$1-$10,000
	Evergreen Equity Income Fund[2]	$1-$10,000
	Evergreen Fundamental Large Cap Fund[2]	Over $100,000
	Evergreen Global Large Cap Equity Fund[2]	$1-$10,000
	Evergreen Global Opportunities Fund[1]	Over $100,000
	Evergreen Growth Fund[1]	Over $100,000
	Evergreen Health Care Fund[1]	Over $100,000
	Evergreen International Equity Fund[1]	$1-$10,000
	Evergreen Large Cap Equity Fund[1]	Over $100,000
	Evergreen Large Cap Value Fund[1]	$1-$10,000
	Evergreen Money Market Fund	$10,001-$50,000
	Evergreen Utility and Telecommunications Fund[1]	Over $100,000
David M. Richardson	Evergreen Asset Allocation Fund	$10,001-$50,000	Over $100,000
	Evergreen Managed Income Fund	$50,001-$100,000
	Evergreen Omega Fund	$10,001-$50,000
	Evergreen Special Values Fund	$50,001-$100,000
	Evergreen Utilities and High Income Fund	$10,001-$50,000
Dr. Russell A. Salton, III	Evergreen Asset Allocation Fund[1]	Over $100,000	Over $100,000
	Evergreen Global Opportunities Fund[1]	Over $100,000
	Evergreen Large Cap Value Fund[1]	Over $100,000
Michael S. Scofield	Evergreen Asset Allocation Fund	$10,001-$50,000	Over $100,000
	Evergreen Aggressive Growth Fund	$10,001-$50,000
	Evergreen Balanced Fund[2]	Over $100,000
	Evergreen Core Bond Fund[1]	$50,001-$100,000
	Evergreen Disciplined Value Fund	$10,001-$50,000
	Evergreen Equity Index Fund	$10,001-$50,000
	Evergreen Global Opportunities Fund	$10,001-$50,000
	Evergreen Health Care Fund	$10,001-$50,000
	Evergreen Income Advantage Fund	$1-$10,000
	Evergreen Managed Income Fund	$1-$10,000
	Evergreen Special Equity Fund	$10,001-$50,000
	Evergreen Treasury Money Market Fund	$1-$10,000
	Evergreen Utilities and Telecommunications Fund	$10,001-$50,000
Richard J. Shima	Evergreen Asset Allocation Fund[1]	Over $100,000	Over $100,000
	Evergreen Balanced Fund	$50,001-$100,000
	Evergreen Connecticut Municipal Bond Fund	$50,001-$100,000
	Evergreen Global Large Cap Equity Fund	Over $100,000
	Evergreen Global Opportunities Fund	Over $100,000
	Evergreen Income Advantage Fund	$10,001-$50,000
	Evergreen International Equity Fund	$10,001-$50,000
	Evergreen Large Cap Value Fund[1]	Over $100,000
	Evergreen Managed Income Fund	$10,001-$50,000
	Evergreen Omega Fund	$50,001-$100,000
	Evergreen Utilities and High Income Fund	$10,001-$50,000

Richard K. Wagoner	Evergreen Equity Income Fund	Over $100,000	Over $100,000
	Evergreen Income Advantage Fund	$1-$10,000
	Evergreen Managed Income Fund	$1-$10,000
	Evergreen Mid Cap Growth Fund	$50,001-$100,000
	Evergreen Money Market Fund	$10,001-$50,000
	Evergreen Municipal Money Market Fund	$1-$10,000
	Evergreen Omega Fund	Over $100,000
	Evergreen Special Values Fund	Over $100,000
	Evergreen Utilities and High Income Fund	$1-$10,000

1          Invested through the Trustees’ Deferred Compensation Plan.  The Deferred Compensation Plan allows each Trustee to defer any or all of his or her compensation for serving as Trustee, and to have such compensation invested into a deferral account.  The investment performance of the deferral account is based on the investment performance of the particular Evergreen fund(s) selected by the Trustee.

2          Amount shown includes direct investments as well as investments through the Trustees' Deferred Compensation Plan. Dollar ranges of investments held directly in these funds are as follows: Mr. Austin – Evergreen Health Care Fund, $10,001 - $50,000; Evergreen Omega Fund, $10,001 - $50,000. Mr. McDonnell – Evergreen Fundamental Large Cap Fund, $10,001 - $50,000 and Evergreen Money Market Fund, $1 - $10,000. Mr. Pettit – Evergreen Equity Income Fund, $1 - $10,000; Evergreen Fundamental Large Cap Fund, $10,001 - $50,000; Evergreen Global Large Cap Equity Fund, $1 - $10,000. Mr. Scofield – Evergreen Balanced Fund, $10,001-$50,000.

3       Information for Ms. Fulton and Mr. Gifford has been updated to reflect holdings as of July 26, 2006.

4          In addition to the amounts shown in the table, Mr. McDonnell has $10,001-$50,000 invested in a 529 Education Savings Plan which may from time to time invest in certain of the Evergreen funds.

Set forth below are the principal officers of each of the fourteen Evergreen Trusts.

Name, Address and Date of Birth	Position with Trust	Principal Occupation for Last Five Years
Dennis H. Ferro 401 S. Tryon Charlotte, NC 28288 DOB: 6/20/1945	President since 2003	President and Chief Executive Officer, Evergreen Investment Company, Inc. and Executive Vice President, Wachovia Bank, N.A.; former Chief Investment Officer, Evergreen Investment Company, Inc.
Kasey Phillips 200 Berkeley Street Boston, MA 02116 DOB: 12/12/1970	Treasurer since 2005[1]	Senior Vice President, Evergreen Investment Services, Inc.; Former Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice President, Evergreen Investment Services, Inc.
Jeremy DePalma 200 Berkeley Street Boston, MA 02116 DOB: 2/5/1974	Treasurer since 2005[1]	Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice President, Evergreen Investment Services, Inc.
Michael H. Koonce 200 Berkeley Street Boston, MA 02116 DOB: 4/20/1960	Secretary since 2000	Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Senior Vice President and Assistant General Counsel, Wachovia Corporation
James Angelos 200 Berkeley Street Boston, MA 02116 DOB: 9/2/1947	Chief Compliance Officer since 2004	Chief Compliance Officer, Evergreen Funds and Senior Vice President of Evergreen Investments Co, Inc; Former Director of Compliance, Evergreen Investment Services, Inc.

1          Kasey Phillips is the Treasurer for Evergreen Fixed Income Trust, Evergreen International Trust, Evergreen Municipal Trust, Evergreen Select Fixed Income Trust, Evergreen Income Advantage Fund, Evergreen Managed Income Fund, Evergreen Utilities and High Income Fund and Evergreen International Balanced Income Fund.  Jeremy DePalma is the Treasurer to Asset Allocation Trust, Evergreen Equity Trust, Evergreen Money Market Trust, Evergreen Select Equity Trust, Evergreen Select Money Market Trust and Evergreen Variable Annuity Trust.

Officers and certain Trustees of the Funds may be affiliated persons of the Funds and an affiliated person of EIMC or EIS by virtue of their positions as an officer or employee of EIMC or EIS.

POLICY FOR DISSEMINATION OF PORTFOLIO HOLDINGS

            A complete listing of portfolio holdings for every Fund as of the calendar quarter end will be available to the public approximately 15 calendar days after the calendar quarter end. Such listing to be posted to EvergreenInvestments.com as soon after the 15 days as possible. In addition, certain Funds (such as Evergreen money market funds) may make available to the public a complete list of holdings as of month end, posted to EvergreenInvestments.com within approximately 15 calendar days after the month end.  Once released to the web, there are no restrictions on providing the data to any shareholder or external party.

            Except as described below, no other dissemination of portfolio holdings is allowed to any shareholder, potential shareholder or party external to Evergreen except those disclosed below and disseminations (i) required by law, (ii) to affiliated or unaffiliated service providers (including the investment advisor, custodian, transfer agent, principal underwriter, etc.) that have a legal or contractual duty to keep such information confidential, (iii) to other persons who owe a fiduciary or other duty of trust or confidence to the Fund (such as the Fund's legal counsel and independent registered public accounting firm), or (iv) to institutional investment consultants or mutual fund analytical firms and, in such cases, only where there are signed confidentiality agreements in place. Institutional investment consultants are those organizations who utilize fund holdings data and characteristics such as beta, P/E ratio, etc. to screen investment vehicles for their large, institutional clients.  These consultants typically compare the Funds against other investment firms’ products to see which is most suitable for the clients.  In presentations to clients, these consultants will sometimes provide data regarding the Funds and how they compared to products of other investment advisors.  The confidentiality agreements applicable to these situations preclude these firms from providing any client with holdings data until the 15th calendar day after quarter end when the data is available to the public.

            This policy applies to affiliates of Evergreen such as Wachovia Trust and Wachovia Securities.  Officers of the Funds may authorize disclosure of the Fund’s portfolio securities in accordance with this policy.  The Fund’s Board reviewed this policy and has designated a chief compliance officer to be responsible for monitoring compliance with the policy.  The chief compliance officer reports directly to the Board.

            As of the date of this SAI, the Funds had ongoing arrangements with the following recipients to make available non-public portfolio holdings information relating to the Funds:

Recipient	Purpose	Timing
State Street Bank and Trust Company	Funds’ custodian	Daily
KPMG LLP	Funds’ independent registered public accounting firm	As necessary in connection with financial statements and SEC filings
EIS	Funds’ administrator	Daily
ESC	Funds’ transfer agent	Quarterly
EIMC	Funds’ investment advisor	Daily
Stamper Capital	Funds’ sub-advisor	Daily
Moody's Investor Services, Inc.	Provides rating services for the Funds	Weekly
Capital Access International	Analytical	Monthly
Lipper	Analytical	Monthly
Northern Trust Company	Analytical	Monthly
Thomson Financial, Inc.	Analytical	Monthly
Wachovia Fiduciary Compliance	Compliance Filings	Quarterly

            Once portfolio holdings information is made public, there are no restrictions on providing the data to any shareholder or other party.

CORPORATE AND MUNICIPAL BOND RATINGS

The Fund relies on ratings provided by independent rating services to help determine the credit quality of bonds and other obligations the Fund intends to purchase or already owns.  A rating is an opinion of an issuer’s ability to pay interest and/or principal when due.  Ratings reflect an issuer’s overall financial strength and whether it can meet its financial commitments under various economic conditions.

If a security held by the Fund loses its rating or has its rating reduced after the Fund has purchased it, the Fund is not required to sell or otherwise dispose of the security, but may consider doing so.

The principal rating services, commonly used by the Fund and investors generally, are S&P and Moody’s.  The Fund may also rely on ratings provided by Fitch.  Rating systems are similar among the different services.  As an example, the chart below compares basic ratings for long-term bonds.  The “Credit Quality” terms in the chart are for quick reference only.  Following the chart are the specific definitions each service provides for its ratings.

COMPARISON OF LONG-TERM BOND RATINGS

MOODY’S	S&P	FITCH	Credit Quality
Aaa	AAA	AAA	Excellent Quality (lowest risk) *
Aa	AA	AA	Almost Excellent Quality (very low risk) *
A	A	A	Good Quality (low risk) *
Baa	BBB	BBB	Satisfactory Quality (some risk) *
Ba	BB	BB	Questionable Quality (definite risk) **
B	B	B	Low Quality (high risk) **
Caa/Ca/C	CCC/CC/C	CCC/CC/C	In or Near Default **
	D	DDD/DD/D	In Default **

* Consider investment grade.

** Considered below investment grade.

CORPORATE BONDS

LONG-TERM RATINGS

Moody’s Corporate Long-Term Bond Ratings

Aaa  Bonds which are rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edged.”  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AaBonds which are rated Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A  Bonds which are ratedA possess many favorable investment attributes and are to be considered as upper-medium-grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa  Bonds which are ratedBaa are considered as medium-grade obligations (i.e. they are neither highly protected nor poorly secured).  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba  Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured.  Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B  Bonds which are rated B generally lack characteristics of the desirable investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa  Bonds which are ratedCaa are of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca  Bonds which are rated Ca represent obligations which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

C  Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers,1, 2 and 3 in each generic rating classification from Aa to Caa.  The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range raking and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

S&P  Corporate Long-Term Bond Ratings

AAA  An obligation rated AAA has the highest rating assigned by S&P.  The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA  An obligation rated AA differs from the highest-rated obligations only in small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A   An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB  An obligation rated BBB exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C:Asdescribed below, obligations rated  BB, B, CCC, CC, and C are regarded as having significant speculative characteristics.  BB indicates the least degree of speculation and C the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB  An obligation rated BB is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B  An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet it financial commitment on the obligation.

CCC  An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC  An obligation rated CC is currently highly vulnerable to nonpayment.

C  The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D  The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred--and not where a default is only expected.  S&P changes ratings to D either:

On the day an interest and/or principal payment is due and is not paid.  An exception is made if there is a grace period and S&P believes that a payment will be made, in which case the rating can be maintained; or

Upon voluntary bankruptcy filing or similar action.  An exception is made if S&P expects that debt service payments will continue to be made on a specific issue.  In the absence of a payment default or bankruptcy filing, a technical default (i.e., covenant violation) is not sufficient for assigning a D rating.

Plus (+) or minus (-)  The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Fitch Corporate Long-Term Bond Ratings

Investment Grade

AAA  Highest credit quality.   AAA ratings denote the lowest expectation of credit risk.  They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA  Very high credit quality.  AA ratings denote a very low expectation of credit risk.  They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A  High credit quality.  A ratings denote a lower expectation of credit risk.  The capacity for timely payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB  Good credit quality.  BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.  This is the lowest investment-grade category.

Speculative Grade

BB  Speculative.  BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met.  Securities rated in this category are not investment grade.

B  Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains.  Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C       High default risk.  Default is a real possibility.  Capacity for meeting financial commitment is solely reliant upon sustained, favorable business or economic developments.  A CC rating indicates that default of some kind appears probable.  C ratings signal imminent default.

DDD, DD, D       Default.  The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines.  ‘DDD’ obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest.  “DD” indicates potential recoveries in the range of 50%-90% and ‘D’ the lowest recovery potential, i.e., below 50%.

Entities rated in this categoryhave defaulted on some or all of their obligations. Entities rated ‘DDD’ have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated ‘DD’ and ‘D’ are generally undergoing a formal reorganization or liquidation process; those rated ‘DD’ are likely to satisfy a higher portion of their outstanding obligations, while entities rated ‘D’ have a poor prospect of repaying all obligations.

+ or -may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to the AAA rating category or to categories below CCC or to short-term ratings (as discussed below) other than F1.

CORPORATE SHORT-TERM RATINGS

Moody’s Corporate Short-Term Issuer Ratings

Prime-1  Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.  Prime-1 repayment ability will often be evidenced by many of the following characteristics.

--  Leading market positions in well-established industries.

--  High rates of return on funds employed.

--  Conservative capitalization structure with moderate reliance on debt and ample asset protection.

--  Broad margins in earnings coverage of fixed financial changes and high internal cash generation.

--  Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2  Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.  This will normally be evidenced by many of the characteristics cited above but to a lesser degree.  Earnings trends and coverage ratios, while sound, may be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternate liquidity is maintained.

Prime-3  Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations.  The effect of industry characteristics and market compositions may be more pronounced.  Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.  Adequate alternate liquidity is maintained.

Not PrimeIssuers rated Not Prime do not fall within any of the Prime rating categories.

S&P Corporate Short-Term Obligation Ratings

A-1A short-term obligation rated A-1 is rated in the highest category by S&P.  The obligor’s capacity to meet its financial commitment on the obligation is strong.  Within this category certain obligations are designated with a plus sign (+).  This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3A short-term obligation rated A-3 exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B  A short-term obligation rated B is regarded as having significant speculative characteristics.  The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C  A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

DThe D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred--and not where a default is only expected.  S&P changes ratings to D either:

On the day an interest and/or principal payment is due and is not paid.  An exception is made if there is a grace period and S&P believes that a payment will be made, in which case the rating can be maintained; or

Upon voluntary bankruptcy filing or similar action, An exception is made if S&P expects that debt service payments will continue to be made on a specific issue.  In the absence of a payment default or bankruptcy filing, a technical default (i.e., covenant violation) is not sufficient for assigning a D rating.

Fitch Corporate Short-Term Obligation Ratings

F1  Highest credit quality.  Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2  Good credit quality.  A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3  Fair credit quality.  The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B  Speculative.  Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C  High default risk.  Default is a real possibility.  Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D  Default. Denotes actual or imminent payment default.

MUNICIPAL BONDS

LONG-TERM RATINGS

Moody’s Municipal Long-Term Bond Ratings

Aaa  Bonds rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edged.”  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa  Bonds rated Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A  Bonds ratedA possess many favorable investment attributes and are to be considered as upper-medium grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa  Bonds rated Baa are considered as medium-grade obligations i.e., they are neither highly protected nor poorly secured.  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba  Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well-assured.  Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B  Bonds rated B generally lack characteristics of the desirable investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa  Bonds rated Caa are of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca  Bonds rated Ca represent obligations which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

C  Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers1, 2 and 3 in each generic rating classification from Aa to B.  The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range raking and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

S&P Municipal Long-Term Bond Ratings

AAA  An obligation rated AAA has the highest rating assigned by S&P.  The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA  An obligation rated AA differs from the highest-rated obligations only in small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A   An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB  An obligation rated BBB exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C:Asdescribed below, obligations rated  BB, B, CCC, CC and C are regarded as having significant speculative characteristics.   BB indicates the least degree of speculation and C the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB  An obligation rated BB is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B  An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet it financial commitment on the obligation.

CCC  An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC  An obligation rated CC is currently highly vulnerable to nonpayment.

C  The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D  An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-)  The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Fitch Municipal Long-Term Bond Ratings

Investment Grade

AAA  Highest credit quality.   AAA ratings denote the lowest expectation of credit risk.  They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA  Very high credit quality.  AA ratings denote a very low expectation of credit risk.  They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A  High credit quality.  A ratings denote a lower expectation of credit risk.  The capacity for timely payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB  Good credit quality.  BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.  This is the lowest investment-grade category.

Speculative Grade

BB  Speculative.  BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met.  Securities rated in this category are not investment grade.

B  Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains.  Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C  High default risk.  Default is a real possibility.  Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.  A CC rating indicates that default of some kind appears probable.  C ratings signal imminent default.

DDD, DD, D  Default.  The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor.  While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines.  DDD obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest.  DD indicates potential recoveries in the range of 50%-90% and D the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some of all of their obligations.  Entities rated DDD have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process.  Entities rated DD and D are generally undergoing a formal reorganization or liquidation process: those rated DD are likely to satisfy a higher portion of their outstanding obligations, while entities rated D have a poor prospect of repaying all obligations.

+ or -may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to the AAA rating category or to categories below CCC or to short-term ratings (as discussed below) other than F1.

SHORT-TERM MUNICIPAL RATINGS

Moody’s Municipal Short-Term Issuer Ratings

Prime-1  Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.  Prime-1 repayment ability will often be evidence by many of the following characteristics.

--  Leading market positions in well-established industries.

--  High rates of return on funds employed.

--  Conservative capitalization structure with moderate reliance on debt and ample asset protection.

--  Broad margins in earnings coverage of fixed financial changes and high internal cash generation.

--  Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2   Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.  This will normally be evidenced by many of the characteristics cited above but to a lesser degree.  Earnings trends and coverage ratios, while sound, may be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternate liquidity is maintained.

Prime-3   Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations.  The effect of industry characteristics and market compositions may be more pronounced.  Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.  Adequate alternate liquidity is maintained.

Not PrimeIssuers rated Not Prime do not fall within any of the Prime rating categories.

Moody’s Municipal Short-Term Loan Ratings

MIG 1  This designation denotes best quality.  There is strong protection by established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2  This designation denotes high quality.  Margins of protection are ample although not so large as in the preceding group.

MIG 3  This designation denotes favorable quality.  Liquidity and cash-flow protection may be narrow and market access for refinancing is likely to be less well established.

SG  This designation denotes speculative quality.  Debt instruments in this category may lack margins of protection.

S&P Commercial Paper Ratings

A-1  This designation indicates that the degree of safety regarding timely payment is strong.  Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2  Capacity for timely payment on issues with this designation is satisfactory.  However, the relative degree of safety is not as high as for issues designated A-1.

A-3  Issues carrying this designation have an adequate capacity for timely payment.  They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B  Issues rated B are regarded as having only speculative capacity for timely payment.

C  This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D  Debt rated D is in payment default.  The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

S&P Municipal Short-Term Obligation Ratings

SP-1  Strong capacity to pay principal and interest.  An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2  Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3  Speculative capacity to pay principal and interest.

Fitch Municipal Short-Term Obligation Ratings

F1  Highest credit quality.  Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2  Good credit quality.  A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3  Fair credit quality.  The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B  Speculative.  Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C  High default risk.  Default is a real possibility.  Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D  Default. Denotes actual or imminent payment default.

ADDITIONAL INFORMATION

            Except as otherwise stated in its prospectus or required by law, the Fund reserves the right to change the terms of the offer stated in its prospectus without shareholder approval, including the right to impose or change fees for services provided.

            No dealer, salesman or other person is authorized to give any information or to make any representation not contained in the Fund's prospectus, SAI or in supplemental sales literature issued by the Fund or EIS, and no person is entitled to rely on any information or representation not contained therein.

            The Fund's prospectus and SAI omit certain information contained in the Trust's registration statement, which you may obtain for a fee from the SEC in Washington, D.C.

Appendix A

Evergreen Investment Management Company, LLC

Proxy Voting Policy and Procedures

February 1, 2006

Statement of Principles

Evergreen Investment Management Company (Evergreen) recognizes it has a fiduciary duty to vote proxies on behalf of clients who have delegated such responsibility to Evergreen, and that in all cases proxies should be voted in a manner reasonably believed to be in the clients' best interest.

Proxy Voting Records

A copy of the proxy voting records indicating how the Evergreen funds voted proxies relating to portfolio securities during the twelve-month period ended June 30th may be obtained, without charge, by visiting our website at EvergreenInvestments.com or the SEC’s website at http://www.sec.gov.

Corporate Governance Committee

Evergreen has established a corporate governance committee (Committee) which is a sub-committee of Evergreen's Investment Policy Committee. The Committee is responsible for approving Evergreen's proxy voting policies, procedures and guidelines, for overseeing the proxy voting process, and for reviewing proxy voting on a regular basis. The Committee will meet quarterly to review reports of all proxies voted for the prior period and to conduct other business as required.

Share Blocking

EIMCO does not vote global proxies, with share blocking restrictions, requiring shares to be prohibited from sale.

Conflicts of Interest

Evergreen recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of its clients. Such circumstances may include, but are not limited to, situations where Evergreen or one or more of its affiliates has a client or customer relationship with the issuer of the security that is the subject of the proxy vote.

In most cases, structural and informational barriers within Evergreen and Wachovia Corporation will prevent Evergreen from becoming aware of the relationship giving rise to the potential conflict of interest. In such circumstances, Evergreen will vote the proxy according to its standard guidelines and procedures described above.

If persons involved in proxy voting on behalf of Evergreen become aware of a potential conflict of interest, the Committee shall consult with Evergreen's Legal Department and consider whether to implement special procedures with respect to the voting of that proxy, including whether an independent third party should be retained to vote the proxy.

Concise Domestic Proxy Voting Guidelines

The following is a concise summary of the Evergreen Investments Management Company LLC proxy voting policy guidelines for 2006.

1. Auditors

Ratifying Auditors

Vote FOR proposals to ratify auditors, unless:

  An auditor has a financial interest in or association with the company, and is therefore not independent;
  There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position; or
  Fees for non-audit services are excessive.

2. Board of Directors

Voting on Director Nominees in Uncontested Elections

Vote CASE-BY-CASE on director nominees, examining, but not limited to, the following factors:

  Composition of the board and key board committees;
  Attendance at board and committee meetings;
  Corporate governance provisions and takeover activity;
  Disclosures under Section 404 of the Sarbanes-Oxley Act;
  Long-term company performance relative to a market and peer index;
  Extent of the director’s investment in the company;
  Existence of related party transactions;
  Whether the chairman is also serving as CEO;
  Whether a retired CEO sits on the board;
  Number of outside boards at which a director serves.

WITHHOLD from individual directors who:

  Attend less than 75 percent of the board and committee meetings without a valid excuse (such as illness, service to the nation, work on behalf of the company);
  Sit on more than six public company boards;
  Are CEOs of public companies who sit on the boards of more than two public companies besides their own (withhold only at their outside boards).

WITHHOLD from the entire board (except for new nominees, who should be considered on a CASE-BY-CASE basis) if:

  The company’s poison pill has a dead-hand or modified dead-hand feature. Withhold every year until this feature is removed;
  The board adopts or renews a poison pill without shareholder approval since the beginning of 2005, does not commit to putting it to shareholder vote within 12 months of adoption or reneges on a commitment to put the pill to a vote and has not yet been withheld from for this issue;
  The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year;
  The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years;
  The board failed to act on takeover offers where the majority of the shareholders tendered their shares;
  At the previous board election, any director received more than 50 percent withhold votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold rate;
  A Russell 3000 company underperformed its industry group (GICS group). The test will consist of the bottom performers within each industry group (GICS) based on a weighted average TSR. The weightings are as follows: 20 percent weight on 1-year TSR; 30 percent weight on 3-year TSR; and 50 percent weight on 5-year TSR. Company’s response to performance issues will be considered before withholding.

WITHHOLD from inside directors and affiliated outside directors when:

  The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;
  The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;
  The full board is less than majority independent.

WITHHOLD from the members of the Audit Committee if:

  The non-audit fees paid to the auditor are excessive;
  A material weakness identified in the Section 404 disclosures rises to a level of serious concern; there are chronic internal control issues and an absence of established effective control mechanisms.

WITHHOLD from the members of the Compensation Committee if:

  There is a negative correlation between chief executive pay and company performance;
  The company fails to submit one-time transfers of stock options to a shareholder vote;
  The company fails to fulfill the terms of a burn rate commitment they made to shareholders;
  The company has poor compensation practices.

WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.

Independent Chair (Separate Chair/CEO)

Generally vote FOR shareholder proposals requiring the position of chair be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:

  Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.);
  Two-thirds independent board;
  All-independent key committees;
  Established governance guidelines;
  The company does not under-perform its peers.

Majority Vote Shareholder Proposals

Generally vote FOR reasonably crafted shareholders proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company’s bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections). Consider voting AGAINST the shareholder proposal if the company has adopted a formal corporate governance policy that present a meaningful alternative to the majority voting standard and provide an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

At a minimum, a company’s policy should articulate the following elements to adequately address each director nominee who fails to receive an affirmative of majority of votes cast in an election:

  Established guidelines disclosed annually in the proxy statement concerning the process to follow for nominees who receive majority withhold votes;
  The policy needs to outline a clear and reasonable timetable for all decision-making regarding the nominee’s status;
  The policy needs to specify that the process of determining the nominee’s status will be managed by independent directors and must exclude the nominee in question;
  An outline of a range of remedies (for example, acceptance of the resignation, maintaining the director but curing the underlying causes of the withheld votes, etc.);
  The final decision on the nominee’s status should be promptly disclosed via an SEC filing. The policy needs to include the timeframe for disclosure and require a full explanation of how the decision was reached.

In addition, the company should articulate to shareholders why its policy is the best structure for demonstrating accountability to shareholders.

3. Proxy Contests

Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

  Long-term financial performance of the target company relative to its industry;
  Management’s track record;
  Background to the proxy contest;
  Qualifications of director nominees (both slates);
  Strategic plan of dissident slate and quality of critique against management;
  Likelihood that the proposed goals and objectives can be achieved (both slates);
  Stock ownership positions.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

4. Takeover Defenses

Poison Pills

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

  Shareholders have approved the adoption of the plan; or
  The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e. the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within twelve months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within twelve months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

  No lower than a 20 percent trigger, flip-in or flip-over;
  A term of no more than three years;
  No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;
  Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

5. Mergers and Corporate Restructurings

For mergers and acquisitions, evaluate the proposed transaction based on these factors:

  Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable?
  Market reaction - How has the market responded to the proposed deal?
  Strategic rationale - Does the deal make sense strategically? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable.
  Negotiations and process - Were the terms of the transaction negotiated at arm's length? Was the process fair and equitable?
  Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests.
  Governance - Will the combined company have a better or worse governance profile than the parties to the transaction?

6. State of Incorporation

Reincorporation Proposals

Vote CASE-BY-CASE on proposals to change a company's state of incorporation, taking into consideration both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, comparative economic benefits, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

7. Capital Structure

Common Stock Authorization

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance. Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being de-listed or if a company's ability to continue to operate as a going concern is uncertain. In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, vote FOR the increase based on the company's performance and whether the company’s ongoing use of shares has shown prudence.

Issue Stock for Use with Rights Plan

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

Preferred Stock

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock). Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote FOR proposals to create "de-clawed" blank check preferred stock (stock that cannot be used as a takeover defense). Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

8. Executive and Director Compensation

Equity Compensation Plans

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the plan if:

  The total cost of the company’s equity plans is unreasonable;
  The plan expressly permits the repricing of stock options without prior shareholder approval;
  There is a disconnect between CEO pay and the company’s performance;
  The company’s three year burn rate exceeds the greater of 2 percent and the mean plus 1 standard deviation of its industry group; or
  The plan is a vehicle for poor pay practices.

Director Compensation

Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company’s allowable cap. Vote for the plan if ALL of the following qualitative factors in the board’s compensation plan are met and disclosed in the proxy statement:

  Stock ownership guidelines with a minimum of three times the annual cash retainer.
  Vesting schedule or mandatory holding/deferral period:

  A minimum vesting of three years for stock options or restricted stock; or
  Deferred stock payable at the end of a three-year deferral period.
  A balanced mix between cash and equity. If the mix is heavier on equity, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.
  No retirement/benefits and perquisites for non-employee directors; and
  A table with a detailed disclosure of the cash and equity compensation for each non-employee director for the most recent fiscal year.

Disclosure of CEO Compensation-Tally Sheet

Companies should provide better and more transparent disclosure related to CEO pay. Consider withhold votes in the future from the compensation committee and voting against equity plans if compensation disclosure is not improved and a tally sheet is not provided.

Employee Stock Purchase Plans--Qualified Plans

Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR plans if:

  Purchase price is at least 85 percent of fair market value;
  Offering period is 27 months or less; and
  The number of shares allocated to the plan is ten percent or less of the outstanding shares.

Employee Stock Purchase Plans--Non-Qualified Plans

Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR plans with:

  Broad-based participation (i.e., all employees with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);
  Limits on employee contribution (a fixed dollar amount or a percentage of base salary);
  Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;
  No discount on the stock price on the date of purchase since there is a company matching contribution.

Option Exchange Programs/Re-pricing Options

Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration historic trading patterns, rationale for the re-pricing, value-for-value exchange treatment of surrendered options, option vesting, term of the option, exercise price and participation. Vote FOR shareholder proposals to put option re-pricing to a shareholder vote.

Severance Agreements for Executives/Golden Parachutes

Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include:

  A trigger beyond the control of management;
  The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs;
  Change-in-control payments should be double-triggered, i.e., (1) after a change in the company’s ownership structure has taken place, and (2) termination of the executive as a result of the change in control.

9. Corporate Responsibility

Animal Rights

Generally vote AGAINST proposals to phase out the use of animals in product testing unless:

  The company is conducting animal testing programs that are unnecessary or not required by regulation;
  The company is conducting animal testing when suitable alternatives are accepted and used at peer firms;
  There is a disconnect between CEO pay and the company’s performance;
  The company has been the subject of recent, significant controversy related to its testing programs.

Generally vote FOR proposals seeking a report on the company’s animal welfare standards.

Drug Pricing and Re-importation

Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing. Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:

  The existing level of disclosure on pricing policies;
  Deviation from established industry pricing norms;
  The company’s existing initiatives to provide its products to needy consumers;
  Whether the proposal focuses on specific products or geographic regions.

Generally vote FOR proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug re-importation unless such information is already publicly disclosed. Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug re-importation.

Genetically Modified Foods

Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Tobacco

Most tobacco-related proposals (such as on second-hand smoke, advertising to youth and spin-offs of tobacco-related business) should be evaluated on a CASE-BY-CASE basis.

Toxic Chemicals

Generally vote FOR resolutions requesting that a company discloses its policies related to toxic chemicals. Vote CASE-BY-CASE on resolutions requesting that companies evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals. Generally vote AGAINST resolutions requiring that a company reformulate its products within a certain timeframe unless such actions are required by law in specific markets.

Arctic National Wildlife Refuge

Generally vote AGAINST request for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless:

  New legislation is adopted allowing development and drilling in the ANWR region;
  The company intends to pursue operations in the ANWR; and
  The company has not disclosed an environmental risk report for its ANWR operations.

Concentrated Area Feeding Operations (CAFOs)

Vote FOR resolutions requesting that companies report to shareholders on the risks and liabilities associated with CAFOs unless:

  The company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring; or
  The company does not directly source from CAFOs.

Global Warming and Kyoto Protocol Compliance

Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company’s line of business. Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.

Generally vote FOR resolutions requesting that companies outline their preparations to comply with standards established by Kyoto Protocol signatory markets unless:

  The company does not maintain operations in Kyoto signatory markets;
  The company already evaluates and substantially discloses such information; or,
  Greenhouse gas emissions do not significantly impact the company’s core businesses.

Political Contributions

Vote CASE-BY-CASE on proposals to improve the disclosure of a company's political contributions considering: any recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and the public availability of a policy on political contributions. Vote AGAINST proposals barring the company from making political contributions.

Link Executive Compensation to Social Performance

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities.

Outsourcing/Offshoring

Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering: the risks associated with certain international markets; the utility of such a report; and the existence of a publicly available code of corporate conduct that applies to international operations.

Human Rights Reports

Vote CASE-BY-CASE on requests for reports detailing the company’s operations in a particular country and on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring.

10. Mutual Fund Proxies

Election of Directors

Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

Converting Closed-end Fund to Open-end Fund

Vote CASE-BY-CASE on conversion proposals, considering the following factors:

  Past performance as a closed-end fund;
  Market in which the fund invests;
  Measures taken by the board to address the discount; and
  Past shareholder activism, board activity, and votes on related proposals.

Establish Director Ownership Requirement

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Reimburse Shareholder for Expenses Incurred

Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the solicitation expenses.

Terminate the Investment Advisor

Vote CASE-BY-CASE on proposals to terminate the investment advisor, considering the following factors:

  Performance of the fund’s net asset value;
  The fund’s history of shareholder relations;
  The performance of other funds under the advisor’s management.

Concise Global Proxy Voting Guidelines

Following is a concise summary of general policies for voting global proxies. In addition, country- and market-specific policies, which are not captured below.

Financial Results/Director and Auditor Reports

Vote FOR approval of financial statements and director and auditor reports, unless:

  there are concerns about the accounts presented or audit procedures used; or
  the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Compensation

Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:

  there are serious concerns about the accounts presented or the audit procedures used;
  the auditors are being changed without explanation; or
  nonaudit-related fees are substantial or are routinely in excess of standard annual audit fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

ABSTAIN if a company changes its auditor and fails to provide shareholders with an explanation for the change.

Appointment of Internal Statutory Auditors

Vote FOR the appointment or reelection of statutory auditors, unless:

  there are serious concerns about the statutory reports presented or the audit procedures used;
  questions exist concerning any of the statutory auditors being appointed; or
  the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income

Vote FOR approval of the allocation of income, unless:

  the dividend payout ratio has been consistently below 30 percent without adequate explanation; or
  the payout is excessive given the company's financial position.

Stock (Scrip) Dividend Alternative

Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association

Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term

Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Transact Other Business

Vote AGAINST other business when it appears as a voting item.

Director Elections

Vote FOR management nominees in the election of directors, unless:

  Adequate disclosure has not been met in a timely fashion;
  There are clear concerns over questionable finances or restatements;
  There have been questionable transactions with conflicts of interest;
  There are any records of abuses against minority shareholder interests; and
  The board fails to meet minimum corporate governance standards.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.

Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).

Vote AGAINST labor representatives if they sit on either the audit or compensation committee, as they are not required to be on those committees.

Director Compensation

Vote FOR proposals to award cash fees to nonexecutive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote nonexecutive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both nonexecutive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for nonexecutive directors.

Discharge of Board and Management

Vote FOR discharge of the board and management, unless:

  there are serious questions about actions of the board or management for the year in question; or
  legal action is being taken against the board by other shareholders.

Vote AGAINST proposals to remove approval of discharge of board and management from the agenda.

Director, Officer, and Auditor Indemnification and Liability Provisions

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.

Board Structure

Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

Share Issuance Requests

General Issuances:

Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances:

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital

Vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

  the specific purpose of the increase (such as a share-based acquisition or merger) does not meet established guidelines for the purpose being proposed; or
  the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances (and less than 25 percent for companies in Japan).

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Capital Structures

Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.

Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional supervoting shares.

Preferred Stock

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets established guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests

Vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets established guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt

Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

Increase in Borrowing Powers

Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans:

Vote FOR share repurchase plans, unless:

  clear evidence of past abuse of the authority is available; or
  the plan contains no safeguards against selective buybacks.

Reissuanceof Shares Repurchased:

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase In Par Value:

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

Reorganizations/Restructurings:

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions:

Vote FOR mergers and acquisitions, unless:

  the impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group; or
  the company's structure following the acquisition or merger does not reflect good corporate governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

ABSTAIN if there is insufficient information available to make an informed voting decision.

Mandatory Takeover Bid Waivers:

Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

Reincorporation Proposals:

Vote reincorporation proposals on a CASE-BY-CASE basis.

Expansion of Business Activities:

Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions:

Vote related-party transactions on a CASE-BY-CASE basis.

Compensation Plans:

Vote compensation plans on a CASE-BY-CASE basis.

AntitakeoverMechanisms:

Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals:

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

DRAFT

EVERGREEN INTERNATIONAL TRUST

200 Berkeley Street

Boston, Massachusetts 02116

1.800.343.2898

GLOBAL AND INTERNATIONAL FUNDS

STATEMENT OF ADDITIONAL INFORMATION

Date TBA

Evergreen Intrinsic World Equity Fund (“Intrinsic World Equity Fund” or the “Fund”)

The Fund is a series of an open-end management investment company known as

Evergreen International Trust (the “Trust”).

This statement of additional information (SAI) pertains to all classes of shares of the Fund listed above. It is not a prospectus but should be read in conjunction with the prospectus dated TBA, as amended from time to time, for the Fund.  Shares of the Fund are offered through a single prospectus offering Class A, B, C and I shares.  You may obtain a copy of the prospectus without charge by calling 1.800.343.2898 or by downloading it off our Web site at EvergreenInvestments.com.  The information in Part 1 of this SAI is specific information about the Fund described in the prospectus.  The information in Part 2 of this SAI contains more general information that may or may not apply to the Fund or class of shares in which you are interested.

PART 1

TRUST HISTORY............................................................................................................................. 1-3

INVESTMENT POLICIES.................................................................................................................. 1-3

OTHER SECURITIES AND PRACTICES............................................................................................. 1-5

PRINCIPAL HOLDERS OF FUND SHARES........................................................................................ 1-5

EXPENSES..................................................................................................................................... 1-6

COMPUTATION OF CLASS A OFFERING PRICE............................................................................... 1-7

SERVICE PROVIDERS.................................................................................................................... 1-8

PART 2

ADDITIONAL INFORMATION ON SECURITIES AND INVESTMENT PRACTICES................................... 2-1

PURCHASE AND REDEMPTION OF SHARES................................................................................. 2-20

PRICING OF SHARES.................................................................................................................... 2-22

PRINCIPAL UNDERWRITER........................................................................................................... 2-23

DISTRIBUTION EXPENSES UNDER RULE 12b-1.............................................................................. 2-23

TAX INFORMATION........................................................................................................................ 2-29

BROKERAGE................................................................................................................................ 2-33

ORGANIZATION............................................................................................................................. 2-34

INVESTMENT ADVISORY AGREEMENT......................................................................................... 2-35

PORTFOLIO MANAGERS………………………….............................................................................. 2-36

MANAGEMENT OF THE TRUST...................................................................................................... 2-40

POLICY FOR DISSEMINATION OF PORTFOLIO HOLDINGS…………………………………………….2-47

CORPORATE AND MUNICIPAL BOND RATINGS............................................................................. 2-48

ADDITIONAL INFORMATION........................................................................................................... 2-57

PROXY VOTING POLICY AND PROCEDURES...................................................................... Appendix A

PART 1

TRUST HISTORY

The Trust is an open-end management investment company, which was organized as a Delaware statutory trust on September 18, 1997.  The Fund is a diversified series of the Trust.  A copy of the Agreement and Declaration of Trust, as amended, is on file as an exhibit to the Trust’s Registration Statement, of which this SAI is a part.

INVESTMENT POLICIES

FUNDAMENTAL INVESTMENT RESTRICTIONS

            The Fund has adopted the fundamental investment restrictions set forth below which may not be changed without the vote of a majority of the Fund's outstanding shares, as defined in the Investment Company Act of 1940, as amended (the ”1940 Act”).  Where necessary, an explanation beneath a fundamental policy describes the Fund’s practices with respect to that policy, as allowed by current law. If the law governing a policy changes, the Fund’s practices may change accordingly without a shareholder vote.  Unless otherwise stated, all references to the assets of the Fund are in terms of current market value.

1.         Diversification

The Fund may not make any investment that is inconsistent with its classification as a diversified investment company under the 1940 Act.

            Further Explanation of Diversification Policy:

To remain classified as a diversified investment company under the 1940 Act, the Fund must conform with the following: With respect to 75% of its total assets, a diversified investment company may not invest more than 5% of its total assets, determined at market or other fair value at the time of purchase, in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, determined at the time of purchase.  The 5% and 10% limitations do not apply to (1) the Fund’s assets represented by cash or cash equivalents, (2) investments in securities issued or guaranteed by the United States (U.S.) government or its agencies or instrumentalities, and (3) shares of other investment companies.

2.         Concentration

The Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry (other than securities that are issued or guaranteed by the U.S. government or its agencies or instrumentalities).

Further Explanation of Concentration Policy:

The Fund may not invest more than 25% of its total assets, taken at market value, in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

3.         Issuing Senior Securities

Except as permitted under the 1940 Act, the Fund may not issue senior securities.

4.         Borrowing

The Fund may not borrow money, except to the extent permitted by applicable law.

Further Explanation of Borrowing Policy:

Under the 1940 Act generally the Fund may borrow from banks in an amount up to 33 1/3% of its total assets (including amounts borrowed) for any reason, and the Fund may also borrow up to an additional 5% of its total assets from banks or others for temporary or emergency purposes.  The Fund may also borrow from certain other Evergreen funds pursuant to applicable exemptive relief, within the limitations described above.

5.         Underwriting

            The Fund may not underwrite securities of other issuers, except insofar as a Fund may be deemed to be an underwriter in connection with the disposition of its portfolio securities.

6.         Real Estate

The Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, a Fund may invest in (a) securities that are directly or indirectly secured by real estate, or (b) securities issued by issuers that invest in real estate.

7.         Commodities

The Fund may not purchase or sell commodities or contracts on commodities, except to the extent that the Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

8.         Lending

The Fund may not make loans to other persons, except that the Fund may lend its portfolio securities or cash in accordance with applicable law.  The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

            Further Explanation of Lending Policy:

To generate income and offset expenses, the Fund may lend portfolio securities to broker‑dealers and other financial institutions in an amount up to 33 1/3% of its total assets, taken at market value.  While securities are on loan, the borrower will pay the Fund any income accruing on the security.  The Fund may invest any collateral it receives in additional portfolio securities, such as U.S. Treasury notes, certificates of deposit, other high‑grade, short‑term obligations or interest bearing cash equivalents.  Increases or decreases in the market value of a security lent will affect the Fund and its shareholders.

When the Fund lends its securities, it will require the borrower to give the Fund collateral in cash or government securities.  The Fund will require collateral in an amount equal to at least 100% of the current market value of the securities lent, including accrued interest.  The Fund has the right to call a loan and obtain the securities lent any time on notice of no more than five business days.  The Fund may pay reasonable fees in connection with such loans.

The Funds in the Evergreen Select Equity Trust, Evergreen Select Fixed Income Trust (except Evergreen Adjustable Rate Fund), Evergreen Equity Trust and Evergreen Fixed Income Trust have the ability to lend cash to other Evergreen funds, in accordance with Evergreen’s Interfund Lending Policy and with the exemptive order issued by the Securities and Exchange Commission on November 20, 2001 (Rel. No. 812-11592).

OTHER SECURITIES AND PRACTICES

For information regarding securities the Fund may purchase and investment practices the Fund may use, see the following sections in Part 2 of this SAI under “Additional Information on Securities and Investment Practices.”  Information provided in the sections listed below expands upon and supplements information provided in the Fund’s prospectus.

Money Market Instruments

U.S. Government Agency Securities

When-Issued, Delayed-Delivery and Forward Commitment Transactions

Repurchase Agreements

Reverse Repurchase Agreements

Dollar Roll Transactions

Leverage

TBA Mortgage Securities

Covered Dollar Rolls

Convertible Securities

Swaps, Caps, Floors and Collars

Options and Futures Strategies

Foreign Securities

Foreign Currency Transactions

Currency Cross-hedge

Currency Proxy-hedge

Creating a Net Long Position Versus a Foreign Currency

Sovereign Debt Obligations

High Yield, High Risk Bonds

Illiquid and Restricted Securities

Investment in Other Investment Companies

Municipal Bonds

U.S. Virgin Islands, Guam and Puerto Rico (Master Demand Notes

Preferred Shares

Brady Bonds

Obligations of Foreign Branches of U.S. Banks

Obligations of U.S. Branches of Foreign Banks

Payment-In-Kind Securities (PIKs)

Zero Coupon “Stripped” Bonds

Mortgage-Backed and Asset-Backed Securities

Variable or Floating Rate Instruments

Securities Lending

            Notwithstanding the above, the Fund may invest up to 5% of its assets in each of the securities or practices discussed in Part 2 of this SAI under "Additional Information on Securities and Investment Practices."

PRINCIPAL HOLDERS OF FUND SHARES

As of November 1, 2006, the officers and Trustees of the Trust owned as a group less than 1% of the outstanding shares of any class of the Fund.

            As of November 1, 2006, no person, to the Fund's knowledge, owned beneficially or of record 5% or more of the Fund's shares.

EXPENSES

Advisory Fees

            Evergreen Investment Management Company, LLC (EIMC), a wholly owned subsidiary of Wachovia Corporation (Wachovia), is the investment advisor to the Funds.  EIMC is located at 200 Berkeley Street, Boston, Massachusetts 02116-5034.  Wachovia is located at 301 South College Street, Charlotte, North Carolina 28288-0013.  For more information, see “Investment Advisory Agreement” in Part 2 of this SAI.

            EIMC is entitled to receive from the Fund an annual fee based on the Fund’s average daily net assets as follows which is computed as of the close of each business day and paid monthly:

Average Daily Net Assets	Fee
First $1 billion	0.62%
Next $1 billion	0.55%
Next $500 million	0.50%
Over $2.5 billion	0.45%

Sub-Advisor and Sub-Advisory Fees Paid

            Metropolitan West Capital Management, LLC (MWCM), a subsidiary of Wachovia and an affiliate of EIMC, is the sub-advisor to the Fund.  EIMC pays MWCM for sub-advisory services.  The Fund does not pay a direct fee to MWCM for its sub-advisory services.

EIMC pays MWCM an annual fee based on the Fund’s average daily net asset as follows:

Average Daily Net Assets	Fee
First $250 million	0.35%
Next $750 million	0.275%
Over $1 billion	0.20%

Portfolio Turnover

The Fund generally does not take portfolio turnover into account in making investment decisions. This means the Fund could experience a high rate of portfolio turnover (100% or more) in any given fiscal year, resulting in greater brokerage and other transaction costs which are borne by the Fund and its shareholders.  It may also result in the Fund realizing greater net short-term capital gains, which are taxable to shareholders as ordinary income.

Trustee Compensation

            Listed below is the estimated Trustee compensation that will be paid by the Global and International Funds (the “Fund Group”) for the fiscal year ending October 31, 2007 and by the Evergreen Fund Complex(1) for the twelve months ended December 31, 2005.  Patricia B. Norris became a Trustee effective July 1, 2006 and did not receive compensation from the Funds for the twelve months ended December 31, 2005. As of the fiscal year ended October 31, 2006, the Fund was not operational and did not pay compensation to the Trustees. The Trustees do not receive pension or retirement benefits from the Evergreen funds.  For more information, see “Management of the Trust” in Part 2 of this SAI.

Trustee	Estimated Aggregate Compensation from the Fund Group for the fiscal year ended 10/31/2007	Total Compensation from the Evergreen Fund Complex for the twelve months ended 12/31/2005(2)
Charles A. Austin, III	$11,175	$203,500
Shirley Fulton	$8,822	$167,000
K. Dun Gifford	$9,631	$186,500
Leroy Keith Jr.	$9,704	$168,000
Gerald M. McDonnell	$8,822	$167,000
Patricia B. Norris	$8,822	N/A
William Walt Pettit	$8,822	$167,000
David M. Richardson	$8,822	$168,000
Russell A. Salton, III	$9,631	$191,500
Michael S. Scofield	$15,512	$285,000
Richard J. Shima	$10,586	$186,500
Richard K. Wagoner	$8,822	$168,000

(1)   The Evergreen Fund Complex consists of ten open-end investment management companies representing eighty-nine separate series and four closed-end funds.

(2)   The Trustees have a Deferred Compensation Plan which provides Trustees with the option to defer all of part of their compensation. The Trustees may elect to earn a rate of return on any deferred compensation by selecting hypothetical investments in Evergreen investment media in an amount equal to the deferred compensation. A Trustee may elect when to receive distributions of such deferred amounts, but may not receive a distribution before the earlier of the first business day of January following (a) a date five years following the deferral election or (b) the year in which the Trustee ceases to be a member of the Board of Trustees. Pursuant to the Deferred Compensation Plan, payments due under the Deferred Compensation Plan are unsecured obligations of the Evergreen funds. Also pursuant to the Trustees Deferred Compensation Plan, certain Trustees have elected to defer all or part of their total compensation for the twelve months ended December 31, 2005. The amounts listed below will be payable in later years to the respective Trustees:

                Austin                      $132,275

                Fulton                      $41,750

                McDonnell                $50,400

                Pettit                        $50,100

                 Shima                      $93,250

COMPUTATION OF CLASS A OFFERING PRICE

            Class A shares are sold at the net asset value (NAV) plus a sales charge.  Below is an example of the method of computing the offering price of Class A shares of each Fund.  The example assumes a purchase of Class A shares of the Fund aggregating less than $50,000 based upon the NAV of the Fund’s Class A shares at October 31, 2007.  For more information, see “Purchase and Redemption of Shares” and “Pricing of Shares” in Part 2 of this SAI.

Fund	Net Asset Value Per Share	Sales Charge Per Share(1)	Offering Price Per Share
Class A	$10.00	5.75%	$10.61

(1)  The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

SERVICE PROVIDERS

Administrator

            Evergreen Investment Services, Inc. (EIS), 200 Berkeley Street, Boston, MA 02116-5034, a subsidiary of Wachovia and an affiliate of EIMC, serves as administrator to the Funds, subject to the supervision and control of the Trust’s Board of Trustees.  Pursuant to a Master Administrative Services Agreement, EIS provides the Funds with facilities, equipment and personnel, and is entitled to receive annual fees from each Fund at the following rate:

Average Daily Net Assets

of the Evergreen Funds (excluding Money Market Funds and Institutional Enhanced Income Fund)

Administrative

Services Fee Rates

First $50 billion

0.100%

Next $25 billion

0.090%

Next $25 billion

0.080%

Next $25 billion

0.075%

On assets over $125 billion

0.050%

Distributor

            EIS markets the Fund through broker‑dealers and other financial representatives. EIS is also the distributor of the Fund and receives payment pursuant to the Fund’s 12b-1 plan.  EIS is an affiliate of EIMC, which is an affiliate of the Fund.

Transfer Agent

            Evergreen Service Company, LLC (ESC), P.O. Box 8400, Boston, MA 02266-8400, a subsidiary of Wachovia and an affiliate of EIMC, is the Fund’s transfer agent. ESC issues and redeems shares, pays dividends and performs other duties in connection with the maintenance of shareholder accounts.

The Fund pays ESC annual fees as follows:

Type	Annual Fee Per Open Account*	Annual Fee Per Closed Account**
Annual Dividend Funds	$21.50	$9.00

                        * For shareholder accounts only.  Each Fund pays ESC cost plus 15% for broker accounts.

                                              ** Closed accounts are maintained on the system in order to facilitate historical and tax information.

Independent Registered Public Accounting Firm

            KPMG LLP, 99 High Street, Boston, MA 02110, audits the financial statements of the Fund.

Custodian

            State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110, keeps custody of each Fund's securities and cash and performs other related duties.

Legal Counsel

            Ropes & Gray LLP, One International Place, Boston, MA 02110-2624, acts as the counsel to the Fund.

Sullivan & Worcester LLP, 1666 K Street, N.W., Washington, D.C. 20006, acts as counsel to the non-interested Trustees of the Trust.

Statement of Additional Information (SAI)

PART 2

ADDITIONAL INFORMATION ON SECURITIES

AND INVESTMENT PRACTICES

The prospectus describes the Fund’s investment goal and the securities in which it primarily invests. The following describes other securities the Fund may purchase and investment strategies it may use.   Some of the information below may not apply to the Fund or the Class in which you are interested.

            The term “advisor” includes any sub-advisor applicable to the Fund.

Money Market Instruments

The Fund may invest up to 100% of its assets in high-quality money market instruments, such as notes, certificates of deposit, commercial paper, banker’s acceptances, bank deposits or U.S. government securities if, in the opinion of the investment advisor, market conditions warrant a temporary defensive investment strategy.

U.S. Government Agency Securities

            The Fund may invest in securities issued or guaranteed by U.S. Government agencies or instrumentalities.

            In general, securities issued by U.S. Government-sponsored entities are backed only by (i) the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities or (ii) the credit of the agency or instrumentality issuing the securities or guaranteeing the obligations.  Generally, the U.S. Government agencies issuing these securities, although chartered or sponsored by Congress, are not funded by congressional appropriations and the securities issued by them are neither guaranteed nor insured by the U.S. Government or U.S. Treasury.  This means that, in most cases, securities issued or guaranteed by U.S. Government agencies are supported only by the credit of the issuing agency, standing alone.  One important exception is securities by the Government National Mortgage Association, which are backed by the full faith and credit of the U.S. Government.

            Some examples of government agencies and instrumentalities that do not receive financial support from the U.S. Government or U.S. Treasury and whose securities and obligations are supported only by the credit of the issuing agency include the following.

(i)   Farm Credit System, including the National Bank for Cooperatives, Farm Credit Banks and Banks for Cooperatives;

(ii)   Farmers Home Administration;

(iii)  Federal Home Loan Banks;

(iv)  Federal Home Loan Mortgage Corporation;

Federal National Mortgage Association; and

Student Loan Marketing Association.

Securities Issued by the Government National Mortgage Association (GNMA).The Fund may invest in securities issued by the GNMA, a corporation wholly owned by the U.S. Government.  GNMA securities or "certificates" represent ownership in a pool of underlying mortgages.  The timely payment of principal and interest due on these securities is guaranteed by GNMA.

            Unlike conventional bonds, the principal on GNMA certificates is not paid at maturity but over the life of the security in scheduled monthly payments.  While mortgages pooled in a GNMA certificate may have maturities of up to 30 years, the certificate itself will have a shorter average maturity and less principal volatility than a comparable 30‑year bond.

            The market value and interest yield of GNMA certificates can vary due not only to market fluctuations, but also to early prepayments of mortgages within the pool.  Since prepayment rates vary widely, it is impossible to accurately predict the average maturity of a GNMA pool.  In addition to the guaranteed principal payments, GNMA certificates may also make unscheduled principal payments resulting from prepayments on the underlying mortgages.

            Although GNMA certificates may offer yields higher than those available from other types of U.S. Government securities, they may be less effective as a means of locking in attractive long‑term rates because of the prepayment feature.  For instance, when interest rates decline, prepayments of the underlying mortgages are likely to increase as the holders of the underlying mortgages seek refinancing.  As a result, the value of a GNMA certificate is not as likely to rise as the value of a comparable debt security would in response to the same decline.  In addition, these prepayments can cause the price of a GNMA certificate originally purchased at a premium to decline in price compared to its par value, which may result in a loss.

When‑Issued, Delayed‑Delivery and Forward Commitment Transactions

The Fund may purchase securities on a when‑issued or delayed-delivery basis and may purchase or sell securities on a forward commitment basis.  Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made.

            The Fund may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date.  Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth.  In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when‑issued, delayed-delivery or forward commitment basis the Fund will hold liquid assets worth at least the equivalent of the amount due.  The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

            Purchases made under such conditions may involve the risk that yields secured at the time of commitment may be lower than otherwise available by the time settlement takes place, causing an unrealized loss to the Fund.  In addition, when the Fund engages in such purchases, it relies on the other party to consummate the sale.  If the other party fails to perform its obligations, the Fund may miss the opportunity to obtain a security at a favorable price or yield.

Repurchase Agreements

            The Fund may enter into repurchase agreements with entities that are registered as U.S. Government securities dealers, including member banks of the Federal Reserve System having at least $1 billion in assets, primary dealers in U.S. Government securities, or banks and other recognized financial institutions, such as broker-dealers, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.  In a repurchase agreement the Fund obtains a security and simultaneously commits to return the security to the seller at a set price (including principal and interest) within a period of time usually not exceeding seven days.  The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security.  A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

            The Fund’s custodian or a third party will take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily.  To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities.  In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action.  The Fund's investment advisor believes that under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities.

Reverse Repurchase Agreements

            The Fund may enter into reverse repurchase agreements.  These transactions are similar to borrowing cash.  In a reverse repurchase agreement, the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate.

The use of reverse repurchase agreements may enable the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time.

            When effecting reverse repurchase agreements, liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date.  The segregated account is marked to market daily and maintained until the transaction is settled.

Leverage

            The Fund may engage in transactions that create leverage with up to 30% of its net assets in accordance with EIMC’s Leverage Policy.  Leverage creates special risks for the Fund which are created when an investment exposes the Fund to a level of risk that exceeds the amount invested.  Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain.  Examples of transactions which create leverage include uncovered mortgage dollar rolls and investments in when-issued securities (see descriptions herein) as well as investing in securities that are issued on a “to-be-announced” basis (commonly referred to as “TBAs”) which are purchased prior to their actual issuance. Examples of transactions which are not included in the calculation of the Fund’s total leverage-creating transactions are covered dollar rolls and collateralized securities lending in which the collateral received by the Fund is invested in cash equivalents.

Dollar Roll Transactions

            The Fund may enter into "dollar rolls" in which the Fund sells securities and simultaneously contracts to repurchase substantially similar securities on a specified future date.  In the case of dollar rolls involving mortgage-related securities, the mortgage-related securities that are purchased typically will be of the same type and will have the same or similar interest rate and maturity as those sold, but will be supported by different pools of mortgages.  The Fund forgoes principal and interest paid during the roll period on the securities sold in a dollar roll, but it is compensated by the difference between the current sales price and the price for the future purchase as well as by any interest earned on the proceeds of the securities sold.  The Fund could also be compensated through receipt of fee income.

Dollar rolls are not treated as borrowings or other senior securities and will be excluded from the calculation of the Fund’s borrowings and other senior securities.  Investing in dollar rolls creates leverage (unless they are “covered dollar rolls,” see description below) and are included in the calculation of the Fund’s total leverage-creating transactions.   In addition to the general risks involved in leveraging, dollar rolls are subject to the same risks as repurchase and reverse repurchase agreements.

Covered Dollar Rolls

The Fund may enter into covered dollar rolls which are the same as the dollar roll transactions described above except that the dollar roll position is offset with a cash or cash equivalent position. The offsetting cash/cash equivalent position effectively collateralizes the Fund’s right to receive the security at the end of the roll period, and also serves to minimize the leveraging effect of the transaction. Covered dollar rolls are not treated as a borrowing or other senior security and will be excluded from the calculation of the Fund’s borrowings and other senior securities. Covered dollar rolls are not considered to be a transaction that creates leverage and will be excluded from the calculation of the Fund’s total leverage-creating transactions.

Securities Lending

            The Fund may lend portfolio securities to brokers, dealers and other financial institutions to earn additional income for the Fund.  These transactions must be fully collateralized at all times with cash or short-term debt obligations, but involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from exercising its rights in respect of the collateral.  Any investment of collateral by the Fund would be made in accordance with the Fund's investment objective and policies described in the prospectus.

Convertible Securities

The Fund may invest in convertible securities. Convertible securities include fixed‑income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, bonds with warrants attached or bonds with a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allow convertible securities to be employed for a variety of investment strategies.

The Fund will exchange or convert convertible securities into shares of underlying common stock when, in the opinion of its investment advisor, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective. The Fund may also elect to hold or trade convertible securities. In selecting convertible securities, the investment advisor evaluates the investment characteristics of the convertible security as a fixed‑income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the investment advisor considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

Preferred Stocks

            The Fund may purchase preferred stock.  Some preferred stock, unlike common stock, has a stated dividend rate payable from the corporation’s earnings.  Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate.  “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid.

            If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline.  Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, which can be a negative feature when interest rates decline.  Preferred stock also generally has a preference over common stock on the distribution of a corporation’s assets in the event of liquidation of the corporation.  Preferred stock may be “participating” stock, which means that it may be entitled to a dividend exceeding the stated dividend in certain cases.  The rights of preferred stock on distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with a corporation’s debt securities.

Warrants

The Fund may invest in warrants. Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

Swaps, Caps, Floors and Collars

            The Fund may enter into interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars.  The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date.  The Fund would use these transactions as hedges and not as speculative investments and would not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay.  Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal.  A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices.  The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount.  The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount.  A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

            The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.  The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by Standard & Poor’s Ratings Services (S&P) or Moody's Investors Service, Inc. (Moody’s) or has an equivalent rating from another nationally recognized statistical rating organization or is determined to be of equivalent credit quality by the Fund's investment advisor.  If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction.  As a result, the swap market has become relatively liquid.  Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Indexed Securities

            The Fund may invest in indexed securities, the values of which are linked to currencies, interest rates, commodities, indices or other financial indicators ("reference instruments"). Most indexed securities have maturities of three years or less.

            Indexed securities differ from other types of debt securities in which the Fund may invest in several respects.  First, the interest rate or, unlike other debt securities, the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as an interest rate compared with a fixed interest rate or the currency exchange rates between two currencies (neither of which need be the currency in which the instrument is denominated).  The reference instrument need not be related to the terms of the indexed security.  For example, the principal amount of a U.S. dollar denominated indexed security may vary based on the exchange rate of two foreign currencies.  An indexed security may be positively or negatively indexed; that is, its value may increase or decrease if the value of the reference instrument increases.  Further, the change in the principal amount payable or the interest rate of an indexed security may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

            Investment in indexed securities involves certain risks.  In addition to the credit risk of the security's issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of indexed securities may decrease as a result of changes in the value of the underlying reference instruments.  Further, in the case of certain indexed securities in which the interest rate is linked to a reference instrument, the interest rate may be reduced to zero, and any further declines in the value of the security may then reduce the principal amount payable on maturity.  Finally, indexed securities may be more volatile than the reference instruments underlying the indexed securities.

            To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging.  Proxy hedging is often used when the currency to which the Fund is exposed is difficult to hedge or to hedge against the dollar.  Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's securities are or are expected to be denominated, and to buy U.S. dollars.  The amount of the contract would not exceed the value of the Fund’s securities denominated in linked currencies.  For example, if the Fund's investment advisor considers that the Austrian schilling is linked to the German deutschmark (the "D-mark"), the Fund holds securities denominated in schillings and the investment advisor believes that the value of schillings will decline against the U.S. dollar, the investment advisor may enter into a contract to sell D-marks and buy dollars.

Options and Futures Strategies

The Fund may at times seek to hedge against either a decline in the value of its portfolio securities or an increase in the price of securities which the investment advisor plans to purchase through the writing and purchase of options and the purchase or sale of futures contracts and related options.  Expenses and losses incurred as a result of such hedging strategies will reduce the Fund’s current return.

The ability of the Fund to engage in the options and futures strategies described below will depend on the availability of liquid markets in such instruments.  It is impossible to predict the amount of trading interest that may exist in various types of options or futures.  Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes stated below.

Writing Covered Options on Securities.  The Fund may write covered call options and covered put options on optionable securities of the types in which it is permitted to invest from time to time as the investment advisor determines is appropriate in seeking to attain the Fund’s investment objective.  Call options written by the Fund give the holder the right to buy the underlying security from the Fund at a stated exercise price; put options give the holder the right to sell the underlying security to the Fund at a stated price.

The Fund may only write call options on a covered basis or for cross-hedging purposes and will only write covered put options.  A put option would be considered “covered” if the Fund owns an option to sell the underlying security subject to the option having an exercise price equal to or greater than the exercise price of the “covered” option at all times while the put option is outstanding.  A call option is covered if the Fund owns or has the right without additional compensation to acquire the underlying securities subject to the call option (or comparable securities satisfying the cover requirements of securities exchanges) at all times during the option period.  A call option is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against another security which the Fund owns or has the right to acquire.  In the case of a call written for cross-hedging purposes or a put option, the Fund will maintain in a segregated account at the Fund’s custodian bank cash or short-term U.S. government securities with a value equal to or greater than the Fund’s obligation under the option.  The Fund may also write combinations of covered puts and covered calls on the same underlying security.

The Fund will receive a premium from writing an option, which will increase the Fund’s return in the event the option expires unexercised or is terminated at a profit.  The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option, and the volatility of the market price of the underlying security.  By writing a call option, the Fund will limit its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option.  By writing a put option, the Fund will assume the risk that it may be required to purchase the underlying security for a price higher than its then current market price, resulting in a potential capital loss if the purchase price exceeds market price plus the amount of the premium received.

The Fund may terminate an option which it has written prior to its expiration, by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written.  The Fund will realize a profit (or loss) from such transaction if the cost of such transaction is less (or more) than the premium received from the writing of the option.  Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option may be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

Purchasing Put and Call Options on Securities.  The Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value.  This protection is provided during the life of the put option since the Fund, as holder of the put, is able to sell the underlying security at the exercise price regardless of any decline in the underlying security’s market price.  For the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs.  By using put options in this manner, any profit which the Fund might otherwise have realized on the underlying security will be reduced by the premium paid for the put option and by transaction costs.

            The Fund may also purchase a call option to hedge against an increase in price of a security that it intends to purchase.  This protection is provided during the life of the call option since the Fund, as holder of the call, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security’s market price.  For the purchase of a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs.  By using call options in this manner, any profit which the Fund might have realized had it bought the underlying security at the time it purchased the call option will be reduced by the premium paid for the call option and by transaction costs.

Futures Contracts and Options on Futures.  The Fund may enter into financial futures contracts and write options on futures contracts.    The Fund may enter into such contracts for hedging purposes or for other purposes described from time to time in the prospectus.  A futures contract on securities is an agreement to buy or sell securities at a specified price during a designated month.  A futures contract on a securities index does not involve the actual delivery of securities, but merely requires the payment of a cash settlement based on changes in the securities index.  The Fund does not make payment or deliver securities upon entering into a futures contract.  An interest rate futures contract does not typically require delivery of securities or other investments, but contemplates payment based on changes on one or more interest rates (such as U.S. Treasury or Eurodollar rates).  Instead, it puts down a margin deposit, which is adjusted to reflect changes in the value of the contract and which continues until the contract is terminated.

            The Fund may sell or purchase futures contracts.  When a futures contract is sold by the Fund, the value of the contract will tend to rise when the value of the underlying securities declines and to fall when the value of such securities increases.  Thus, the Fund sells futures contracts in order to offset a possible decline in the value of its securities.  If a futures contract is purchased by the Fund, the value of the contract will tend to rise when the value of the underlying securities increases and to fall when the value of such securities declines.  The Fund intends to purchase futures contracts in order to establish what is believed by the investment advisor to be a favorable price or rate of return for securities the Fund intends to purchase.

              A put option purchased by the Fund on a futures contract would give it the right to assume a position as the seller of a futures contract.  A call option purchased by the Fund would give it the right to assume a position as the purchaser of a futures contract.  The purchase of an option on a futures contract requires the Fund to pay a premium.  In exchange for the premium, the Fund becomes entitled to exercise the benefits, if any, provided by the futures contract, but is not required to take any action under the contract.  If the option cannot be exercised profitably before it expires, the Fund's loss will be limited to the amount of the premium and any transaction costs.

            The Fund may enter into closing purchase and sale transactions in order to terminate a futures contract and may sell put and call options for the purpose of closing out its options positions.  The Fund's ability to enter into closing transactions depends on the development and maintenance of a liquid secondary market.  There is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. As a result, there can be no assurance  that the Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time.  If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the contract and to complete the contract according to its terms, in which case it would continue to bear market risk on the transaction.

            Although futures and options transactions are intended to enable the Fund to manage market, interest rate or exchange rate risk, unanticipated changes in interest rates or market prices could result in poorer performance than if it had not entered into these transactions.  Even if the investment advisor correctly predicts interest rate movements, a hedge could be unsuccessful if changes in the value of the Fund's futures position did not correspond to changes in the value of its investments.  This lack of correlation between the Fund's futures and securities positions may be caused by differences between the futures and securities markets or by differences between the securities underlying the Fund's futures position and the securities held by or to be purchased for the Fund. The Fund's investment advisor will attempt to minimize these risks through careful selection and monitoring of the Fund's futures and options positions.

            The Fund does not intend to use futures transactions for speculation or leverage.  The Fund has the ability to write options on futures, but currently intends to write such options only to close out options purchased by the Fund.  The Fund will not change these policies without supplementing the information in the prospectus or SAI.

“Margin” in Futures Transactions.  Unlike the purchase or sale of a security, the Fund does not pay or receive money upon the purchase or sale of a futures contract.  Rather the Fund is required to deposit an amount of "initial margin" in cash or U.S. Treasury bills with its custodian (or the broker, if legally permitted).  The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract initial margin does not involve the borrowing of funds by the Fund to finance the transactions.  Initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.

            A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded.  Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract.  This process is known as "marking to market”.  Variation margin does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired.  In computing its daily net asset value the Fund will mark‑to‑market its open futures positions.  The Fund is also required to deposit and maintain margin when it writes call options on futures contracts.

Limitations.  The Fund will not purchase or sell futures contracts or options on futures contracts if, as a result, the sum of the initial margin deposits on its existing futures contracts and related options positions and premiums paid for options on futures contracts would exceed 5% of the net assets of the Fund unless the transaction meets certain “bona fide hedging” criteria. The Fund will not maintain open positions in futures contracts it has sold or call options it has written on futures contracts if, in the aggregate, the value of the open positions (marked to market) exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on those open positions, adjusted for the correlation of volatility between the hedged securities and the futures contracts.  If this limitation is exceeded at any time, the Fund will take prompt action to close out a sufficient number of open contracts to bring its open futures and options positions within this limitation.

Risks of Options and Futures Strategies.  The effective use of options and futures strategies depends, among other things, on the Fund’s ability to terminate options and futures positions at times when the investment advisor deems it desirable to do so.  Although the Fund will not enter into an option or futures position unless the investment advisor believes that a liquid market exists for such option or future, there can be no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price.  The investment advisor generally expects that options and futures transactions for the Fund will be conducted on recognized exchanges.  In certain instances, however, the Fund may purchase and sell options in the over-the-counter market.  The staff of the Securities and Exchange Commission (SEC) considers over-the-counter options to be illiquid.  The Fund’s ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund.

            The use of options and futures involves the risk of imperfect correlation between movements in options and futures prices and movements in the price of the securities that are the subject of any hedge.  The successful use of these strategies also depends on the ability of the Fund’s investment advisor to forecast correctly interest rate movements and general stock market price movements.  The risk increases as the composition of the securities held by the Fund diverges from the composition of the relevant option or futures contract.

Brady Bonds

            The Fund may also invest in Brady Bonds. Brady Bonds are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Bonds were created in 1989, and, accordingly, do not have an extensive payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market.

U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed-rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations that have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments, but generally are not collateralized. Brady Bonds are often viewed as having up to four valuation components: (1) collateralized repayment of principal at final maturity, (2) collateralized interest payments, (3) uncollateralized interest payments, and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

Obligations of Foreign Branches of United States Banks

The Fund may invest in obligations of foreign branches of U.S. banks. These may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by government regulation.  Payment of interest and principal upon these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk).  In addition, evidences of ownership of such securities may be held outside the U.S. and the Fund may be subject to the risks associated with the holding of such property overseas. Examples of governmental actions would be the imposition of currency controls, interest limitations, withholding taxes, seizure of assets or the declaration of a moratorium.  Various provisions of federal law governing domestic branches do not apply to foreign branches of domestic banks.

Obligations of United States Branches of Foreign Banks

The Fund may invest in obligations of U.S. branches of foreign banks. These may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as by governmental action in the country in which the foreign bank has its head office. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a domestic bank.

Foreign Securities

            The Fund may invest in foreign securities or U.S. securities traded in foreign markets.  In addition to securities issued by foreign companies, permissible investments may also consist of obligations of foreign branches of U.S. banks and of foreign banks, including European certificates of deposit, European time deposits, Canadian time deposits and Yankee certificates of deposit.  The Fund may also invest in Canadian commercial paper and Europaper.  These instruments may subject the Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. issuers.  Such risks include the possibility of adverse political and economic developments; imposition of withholding taxes on interest or other income; seizure, nationalization, or expropriation of foreign deposits; establishment of exchange controls or taxation at the source; greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations.  Such investments may also entail higher custodial fees and sales commissions than domestic investments.  Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations.  Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

The Fund may also invest in the stocks of companies located in emerging markets. These countries generally have economic structures that are less diverse and mature, and political systems that are less stable than those of developed countries.  Emerging markets may be more volatile than the markets of more mature economies, and the securities of companies located in emerging markets are often subject to rapid and large price fluctuations; however, these markets may also provide higher long-term rates of return.

Inter-American Development Bank and World Bank (formerly known as the International Bank for Reconstruction and Development)

The Fund may be subject to risks associated with obligations of the Inter-American Development Bank and World Bank (formerly known as the International Bank for Reconstruction and Development).  Because these entities are not governmental entities with taxing authority, and may be supported only by appropriate but unpaid commitments of member countries, there is no assurance that the commitments will be undertaken in the future.

Foreign Currency Transactions

            As one way of managing exchange rate risk, the Fund may enter into forward currency exchange contracts (agreements to purchase or sell currencies at a specified price and date).  The exchange rate for the transaction (the amount of currency the Fund will deliver and receive when the contract is completed) is fixed when the Fund enters into the contract.  The Fund usually will enter into these contracts to stabilize the U.S. dollar value of a security it has agreed to buy or sell. The Fund intends to use these contracts to hedge the U.S. dollar value of a security it already owns, particularly if the Fund expects a decrease in the value of the currency in which the foreign security is denominated.  Although the Fund will attempt to benefit from using forward contracts, the success of its hedging strategy will depend on the investment advisor's ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.  The value of the Fund's investments denominated in foreign currencies will depend on the relative strengths of those currencies and the U.S. dollar, and the Fund may be affected favorably or unfavorably by changes in the exchange rates or exchange control regulations between foreign currencies and the U.S. dollar.  Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Fund.  The Fund may also purchase and sell options related to foreign currencies in connection with hedging strategies.  The Fund may also create a net long position versus a foreign currency, engage in currency-hedge and currency proxy-hedge transactions.

Currency Cross-hedge

A currency cross-hedge enables the advisor to reduce exposure in one foreign currency relative to exposure in a second foreign currency. This strategy would make sense when the Fund wants to maintain its overall foreign currency exposure, but feels that some of the currencies are relatively more attractive.  An example would be where the advisor feels that the British Pound is more attractive than the Euro, and cross-hedges some Euro-denominated bonds back to the Pound Sterling.  The overall foreign currency exposure stays constant, but the relative weighting of the Pound versus the Euro increases.

Currency Proxy-hedge

A currency proxy-hedge enables the advisor to hedge a foreign currency exposure back to the U.S. dollar by using a second currency that has a high correlation to the actual long position, but where the second currency hedge would be either more liquid or less costly.  An example might be where the advisor owns a position denominated in Indonesian Rupiah, but where the Yen has higher liquidity and is deemed a more cost effective hedge.

Creating a Net Long Position Versus a Foreign Currency

Creating a net long position would be a situation where the advisor of the Fund wishes to create exposure to a currency that exceeds the value of securities denominated in that currency that are held by the Fund.  An example might be where the advisor has reduced his weighting in Japanese bonds to 10% below the benchmark due to concerns with the bonds, but wants to maintain a market weighting in the Yen.  Creating a long position in the Yen would accomplish this result.

Premium Securities

            The Fund may at times invest in premium securities which are securities bearing coupon rates higher than prevailing market rates.  Such "premium" securities are typically purchased at prices greater than the principal amount payable on maturity.  Although the Fund generally amortizes the amount of any such premium into income, the Fund may recognize a capital loss if such premium securities are called or sold prior to maturity and the call or sale price is less than the purchase price. Additionally, the Fund may recognize a capital loss if it holds such securities to maturity.

High Yield, High Risk Bonds

The Fund may invest a portion of its assets in lower rated bonds.  Bonds rated below BBB by S&P or Fitch IBCA, Inc. (Fitch) or below Baa by Moody’s, commonly known as “junk bonds,” typically offer high yields, but also usually high risk.  While investment in junk bonds provides opportunities to maximize return over time, they are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments.  Investors should be aware of the following risks:

            (1)    The lower ratings of junk bonds reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates may impair the ability of the issuer to make payments of interest and principal, especially if the issuer is highly leveraged.  Such issuer's ability to meet its debt obligations may also be adversely affected by the issuer's inability to meet specific forecasts or the unavailability of additional financing.  Also, an economic downturn or an increase in interest rates may increase the potential for default by the issuers of these securities.

            (2)    The value of junk bonds may be more susceptible to real or perceived adverse economic or political events than is the case for higher quality bonds.

            (3)    The value of junk bonds, like those of other fixed income securities, fluctuates in response to changes in interest rates, generally rising when interest rates decline and falling when interest rates rise.  For example, if interest rates increase after a fixed income security is purchased, the security, if sold prior to maturity, may return less than its cost.  The prices of junk bonds, however, are generally less sensitive to interest rate changes than the prices of higher‑rated bonds, but are more sensitive to news about an issuer or the economy which is, or investors perceive as, negative.

            (4)    The secondary market for junk bonds may be less liquid at certain times than the secondary market for higher quality bonds, which may adversely affect (a) the bond's market price, (b) the Fund's ability to sell the bond, and (c) the Fund's ability to obtain accurate market quotations for purposes of valuing its assets.

For bond ratings descriptions, see “Corporate and Municipal Bond Ratings” below.

Sovereign Debt Obligations

The Fund may purchase sovereign debt instruments issued or guaranteed by foreign governments or their agencies, including debt of Latin American nations or other developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors.

Illiquid and Restricted Securities

            The Fund may not invest more than 15% (10% for money market funds) of its net assets in securities that are illiquid. A security is illiquid when the Fund cannot dispose of it in the ordinary course of business within seven days at approximately the value at which the Fund has the investment on its books.

            The Fund may invest in "restricted" securities, i.e., securities subject to restrictions on resale under federal securities laws.  Rule 144A under the Securities Act of 1933 ("Rule 144A") allows certain restricted securities to trade freely among qualified institutional investors.  Since Rule 144A securities may have limited markets, the advisor will determine whether such securities should be considered illiquid for the purpose of determining the Fund's compliance with the limit on illiquid securities indicated above.  In determining the liquidity of Rule 144A securities, the Trustees will consider: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades.

Investment in Other Investment Companies

            The Fund may purchase the shares of other investment companies to the extent permitted under the 1940 Act.  Currently, with limited exceptions, the Fund may not (1) own more than 3% of the outstanding voting shares of another investment company, (2) invest more than 5% of its assets in any single investment company, and (3) invest more than 10% of its assets in investment companies.  However, the Fund may invest all of its investable assets in securities of a single open‑end management investment company with substantially the same fundamental investment objectives, policies and limitations as the Fund.  Investing in other investment companies may expose a Fund to duplicate expenses and lower its value.

Notwithstanding the foregoing, as a result of an exemptive order received from the SEC, the Fund may invest cash balances in shares of money market funds advised by the Fund’s investment advisor or an affiliate of the investment advisor, in amounts up to 25% of the Fund’s total assets.

Short Sales

A short sale is the sale of a security the Fund has borrowed.  The Fund expects to profit from a short sale by selling the borrowed security for more than the cost of buying it to repay the lender.  After a short sale is completed, the value of the security sold short may rise.  If that happens, the cost of buying it to repay the lender may exceed the amount originally received for the sale by the Fund.

            The Fund may engage in short sales, but it may not make short sales of securities or maintain a short position unless, at all times when a short position is open, it owns an equal amount of such securities or of securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.  The Fund may effect a short sale in connection with an underwriting in which the Fund is a participant.

Municipal Securities

The Fund may invest in municipal bonds of any state, territory or possession of the United States (U.S.), including the District of Columbia. The Fund may also invest in municipal bonds of any political  subdivision, agency or instrumentality (e.g., counties, cities, towns, villages, districts, authorities) of the U.S. or its possessions.  Municipal bonds are debt instruments issued by or for a state or local government to support its general financial needs or to pay for special projects such as airports, bridges, highways, public transit, schools, hospitals, housing and water and sewer works.  Municipal bonds may also be issued to refinance public debt.

            Municipal bonds are mainly divided between "general obligation" and "revenue" bonds.  General obligation bonds are backed by the full faith and credit of governmental issuers with the power to tax.  They are repaid from the issuer's general revenues.  Payment, however, may be dependent upon legislative approval and may be subject to limitations on the issuer's taxing power. Enforcement of payments due under general obligation bonds varies according to the law applicable to the issuer.  In contrast, revenue bonds are supported only by the revenues generated by the project or facility.

            The Fund may also invest in industrial development bonds.  Such bonds are usually revenue bonds issued to pay for facilities with a public purpose operated by private corporations.  The credit quality of industrial development bonds is usually directly related to the credit standing of the owner or user of the facilities.  To qualify as a municipal bond, the interest paid on an industrial development bond must qualify as fully exempt from federal income tax.  However, the interest paid on an industrial development bond may be subject to the federal alternative minimum tax.

            The yields on municipal bonds depend on such factors as market conditions, the financial condition of the issuer and the issue's size, maturity date and rating.  Municipal bonds are rated by S&P, Moody's and Fitch.  Such ratings, however, are opinions, not absolute standards of quality.  Municipal bonds with the same maturity, interest rates and rating may have different yields, while municipal bonds with the same maturity and interest rate, but different ratings, may have the same yield.  Once purchased by the Fund, a municipal bond may cease to be rated or receive a new rating below the minimum required for purchase by the Fund.  Neither event would require the Fund to sell the bond, but the Fund's investment advisor would consider such events in determining whether the Fund should continue to hold it.

            The ability of the Fund to achieve its investment objective depends upon the continuing ability of issuers of municipal bonds to pay interest and principal when due.  Municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors.  Such laws extend the time for payment of principal and/or interest, and may otherwise restrict the Fund's ability to enforce its rights in the event of default.  Since there is generally less information available on the financial condition of municipal bond issuers compared to other domestic issuers of securities, the Fund's investment advisor may lack sufficient knowledge of an issuer's weaknesses.  Other influences, such as litigation, may also materially affect the ability of an issuer to pay principal and interest when due.  In addition, the market for municipal bonds is often thin and can be temporarily affected by large purchases and sales, including those by the Fund and other Evergreen funds.

            From time to time, Congress has considered restricting or eliminating the federal income tax exemption for interest on municipal bonds.  Such actions could materially affect the availability of municipal bonds and the value of those already owned by the Fund.  If such legislation were passed, the Trust's Board of Trustees may recommend changes in the Fund's investment objectives and policies or dissolution of the Fund.   In order for the interest on a municipal security to be tax exempt, the municipal security must meet certain legal requirements. Failure to meet such requirements may cause the interest received and distributed by the Fund to shareholders to be taxable.

U.S. Virgin Islands, Guam and Puerto Rico

The Fund may invest in obligations of the governments of the U.S. Virgin Islands, Guam and Puerto Rico to the extent such obligations are exempt from the income or intangibles taxes, as applicable, of the state for which the Fund is named.  The Fund does not presently intend to invest more than (a) 10% of its net assets in the obligations of each of the U.S. Virgin Islands and Guam or (b) 25% of its net assets in the obligations of Puerto Rico.  Accordingly, the Fund may be adversely affected by local political and economic conditions and developments within the U.S. Virgin Islands, Guam and Puerto Rico affecting the issuers of such obligations.

Tender Option Bonds

A tender option bond is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates.  The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which the institution grants the security holder the option, at periodic intervals, to tender its securities to the institution.  As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond’s fixed coupon rate and the rate, as determined by a remarketing or similar agent, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination.  Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate.  An institution will normally not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond.  The tender option will be taken into account in determining the maturity of the tender option bonds and a Fund’s average portfolio maturity.  There is a risk that a Fund will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax.  Certain tender option bonds may be illiquid or may become illiquid as a result of a credit rating downgrade, payment default or a disqualification from tax-exempt status.

Master Demand Notes

The Fund may invest in master demand notes.  These are unsecured obligations that permit the investment of fluctuating amounts by the Fund at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the issuer, as borrower.  Master demand notes may permit daily fluctuations in the interest rate and daily changes in the amounts borrowed.  The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount.  The borrower may repay up to the full amount of the note without penalty. Master demand notes permit the Fund to demand payment of principal and accrued interest at any time (on not more than seven days' notice).  Notes acquired by the Fund may have maturities of more than one year, provided that (1) the Fund is entitled to payment of principal and accrued interest upon not more than seven days' notice, and (2) the rate of interest on such notes is adjusted automatically at periodic intervals, which normally will not exceed 31 days, but may extend up to one year.  The notes are deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period.  Because these types of notes are direct lending arrangements between the lender and borrower, such instruments are not normally traded and there is no secondary market for these notes, although they are redeemable and thus repayable by the borrower at face value plus accrued interest at any time.  Accordingly, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In connection with master demand note arrangements, the Fund‘s investment advisor considers, under standards established by the Board of Trustees, earning power, cash flow and other liquidity ratios of the borrower and will monitor the ability of the borrower to pay principal and interest on demand.  These notes are not typically rated by credit rating agencies.  Unless rated, the Fund may invest in them only if at the time of an investment the issuer meets the criteria established for high quality commercial paper, i.e., rated A-1 by S&P, Prime-1 by Moody’s or F-1 by Fitch.

Payment‑in‑kind Securities

The Fund may invest in payment‑in‑kind (PIK) securities. PIKs pay interest in either cash or additional securities, at the issuer's option, for a specified period.  The issuer's option to pay in additional securities typically ranges from one to six years, compared to an average maturity for all PIK securities of eleven years. Call protection and sinking fund features are comparable to those offered on traditional debt issues.

PIKs, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow.  Several PIKs are senior debt. In other cases, where PIKs are subordinated, most senior lenders view them as equity equivalents.

An advantage of PIKs for the issuer ‑‑ as with zero coupon securities ‑‑ is that interest payments are automatically compounded (reinvested) at the stated coupon rate, which is not the case with cash‑paying securities.  However, PIKs are gaining popularity over zeros since interest payments in additional securities can be monetized and are more tangible than accretion of a discount.

As a group, PIK bonds trade flat (i.e., without accrued interest).  Their price is expected to reflect an amount representing accreted interest since the last payment.  PIKs generally trade at higher yields than comparable cash‑paying securities of the same issuer.   Their premium yield is the result of the lesser desirability of non‑cash interest, the more limited audience for non‑cash paying securities, and the fact that many PIKs have been issued to equity investors who do not normally own or hold such securities.

Calculating the true yield on a PIK security requires a discounted cash flow analysis if the security (ex interest) is trading at a premium or a discount because the realizable value of additional payments is equal to the current market value of the underlying security, not par.

Regardless of whether PIK securities are senior or deeply subordinated, issuers are highly motivated to retire them because they are usually their most costly form of capital.

Zero Coupon "Stripped" Bonds

The Fund may invest in zero coupon "stripped" bonds. These represent ownership in serially maturing interest payments or principal payments on specific underlying notes and bonds, including coupons relating to such notes and bonds.  The interest and principal payments are direct obligations of the issuer. Interest zero coupon bonds of any series mature periodically from the date of issue of such series through the maturity date of the securities related to such series.  Principal zero coupon bonds mature on the date specified therein, which is the final maturity date of the related securities.  Each zero coupon bond entitles the holder to receive a single payment at maturity.  There are no periodic interest payments on a zero coupon bond.  Zero coupon bonds are offered at discounts from their face amounts.

In general, owners of zero coupon bonds have substantially all the rights and privileges of owners of the underlying coupon obligations or principal obligations.  Owners of zero coupon bonds have the right upon default on the underlying coupon obligations or principal obligations to proceed directly and individually against the issuer and are not required to act in concert with other holders of zero coupon bonds.

For federal income tax purposes, a purchaser of principal zero coupon bonds or interest zero coupon bonds (either initially or in the secondary market) is treated as if the buyer had purchased a corporate obligation issued on the purchase date with an original issue discount equal to the excess of the amount payable at maturity over the purchase price.  The purchaser is required to take into income each year as ordinary income an allocable portion of such discounts determined on a "constant yield" method.  Any such income increases the holder's tax basis for the zero coupon bond, and any gain or loss on a sale of the zero coupon bonds relative to the holder's basis, as so adjusted, is a capital gain or loss.  If the holder owns both principal zero coupon bonds and interest zero coupon bonds representing an interest in the same underlying issue of securities, a special basis allocation rule (requiring the aggregate basis to be allocated among the items sold and retained based on their relative fair market value at the time of sale) may apply to determine the gain or loss on a sale of any such zero coupon bonds.

Mortgage‑Backed or Asset‑Backed Securities

The Fund may invest in mortgage‑backed securities and asset‑backed securities.  Two principal types of mortgage‑backed securities are collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs).  CMOs are securities collateralized by mortgages, mortgage pass‑throughs, mortgage pay‑through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage‑backed bonds (general obligations of the issuers payable out of the issuers' general funds and additionally secured by a first lien on a pool of single family detached properties).  Many CMOs are issued with a number of classes or series which have different maturities and are retired in sequence.

Investors purchasing CMOs in the shortest maturities receive or are credited with their pro rata portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal up to a predetermined portion of the total CMO obligation. Until that portion of such CMO obligation is repaid, investors in the longer maturities receive interest only.  Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass‑throughs to be prepaid prior to their stated maturity.  Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass‑throughs issued or guaranteed by U.S. government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

In addition to mortgage‑backed securities, the Fund may invest in securities secured by other assets including company receivables, truck and auto loans, leases, and credit card receivables. These issues may be traded over‑the‑counter and typically have a short‑intermediate maturity structure depending on the pay down characteristics of the underlying financial assets which are passed through to the security holder.

Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due.  Most issuers of asset‑backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicers were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset‑backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of related asset‑backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

In general, issues of asset‑backed securities are structured to include additional collateral and/or additional credit support to protect against the risk that a portion of the collateral supporting the asset‑backed securities may default and/or may suffer from these defects.  In evaluating the strength of particular issues of asset‑backed securities, the investment advisor considers the financial strength of the guarantor or other provider of credit support, the type and extent of credit enhancement provided as well as the documentation and structure of the issue itself and the credit support.

TBA Mortgage Securities

TBA refers to “To Be Announced.”  These types of securities are mortgage pools where the issuer has defined and agreed to, in advance, the terms for investors, but has not yet specified the mortgages that will act as collateral.

Variable or Floating Rate Instruments

The Fund may invest in variable or floating rate instruments which may involve a demand feature and may include variable amount master demand notes which may or may not be backed by bank letters of credit.  Variable or floating rate instruments bear interest at a rate which varies with changes in market rates.  The holder of an instrument with a demand feature may tender the instrument back to the issuer at par prior to maturity.  A variable amount master demand note is issued pursuant to a written agreement between the issuer and the holder, its amount may be increased by the holder or decreased by the holder or issuer, it is payable on demand, and the rate of interest varies based upon an agreed formula.  The quality of the underlying credit must, in the opinion of the investment advisor, be equivalent to the long‑term bond or commercial paper ratings applicable to permitted investments for the Fund.  The investment advisor will monitor, on an ongoing basis, the earning power, cash flow, and liquidity ratios of the issuers of such instruments and will similarly monitor the ability of an issuer of a demand instrument to pay principal and interest on demand.

Real Estate Investment Trusts

            The Fund may invest in investments related to real estate including real estate investment trusts (REITs), including equity REITs and mortgage REITs.  Equity REITs invest the majority of their assets directly in real property, derive their income primarily from rents and can also realize capital gains by selling properties that have appreciated in value.  Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments.  Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates.  In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage REITs may be affected by borrower default risk and interest rate risk.  REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects.  Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”) and to maintain exemption from the 1940 Act.  In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate.

Limited Partnerships

The Fund may invest in limited and master limited partnerships.  A limited partnership is a partnership consisting of one or more general partners, jointly and severally responsible as ordinary partners, and by whom the business is conducted, and one or more limited partners who contribute cash as capital to the partnership and who generally are not liable for the debts of the partnership beyond the amounts contributed. Limited partners are not involved in the day-to-day management of the partnership. They receive income, capital gains and other tax benefits associated with the partnership project in accordance with terms established in the partnership agreement.  Typical limited partnerships are in real estate, oil and gas and equipment leasing, but they also finance movies, research and development, and other projects.

For an organization classified as a partnership under the Code, each item of income, gain, loss, deduction, and credit is not taxed at the partnership level but flows through to the holder of the partnership unit. This allows the partnership to avoid double taxation and to pass through income to the holder of the partnership unit at lower individual rates.

A master limited partnership is a publicly traded limited partnership. The partnership units are registered with the SEC and are freely exchanged on a securities exchange or in the over-the-counter market.

Stand-by Commitments

When the Fund purchases tax-exempt securities, it has the authority to acquire stand-by commitments from banks and broker-dealers with respect to those tax-exempt securities.  A stand-by commitment may be considered a security independent of the state tax-exempt security to which it relates.  The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances, would be substantially the same as the market value of the underlying tax-exempt security to a third party at any time.  The Fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration.  No Fund expects to assign any value to stand-by commitments.

Domestic Equity Depositary Receipts

The Fund may invest in Domestic Equity Depositary Receipts. These instruments represent interests in a unit investment trust (“UIT”) that holds a portfolio of common stocks that is intended to track the price and dividend performance of a particular index.  Common examples of Domestic Equity Depositary Receipts include S&P Depositary Receipts (“SPDRs”) and Nasdaq 100 Shares, which may be obtained from the UIT issuing the securities or purchased in the secondary market (SPDRs and Nasdaq 100 Shares are listed on the American Stock Exchange).

Domestic Equity Depositary Receipts are not individually redeemable, except upon termination of the UIT that issued them.  The liquidity of small holdings of Domestic Equity Depositary Receipts depends upon the existence of a secondary market.

The redemption price (and therefore the sale price) of Domestic Equity Depositary Receipts is derived from and based upon the securities held by the UIT that issued them.  Accordingly, the level of risk involved in the purchase or redemption or sale of a Domestic Equity Depositary Receipt is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the price of Domestic Equity Depositary Receipts is based on the value of a basket of stocks.  Disruptions in the markets for the securities underlying Domestic Equity Depositary Receipts purchased or sold by the Fund could result in losses on Domestic Equity Depositary Receipts.

PURCHASE AND REDEMPTION OF SHARES

You may buy shares of the Fund through Evergreen Investment Services, Inc. (EIS), broker‑dealers that have entered into special agreements with EIS or certain other financial institutions.  With certain exceptions, the Fund may offer up to eight different classes of shares that differ primarily with respect to sales charges and distribution fees.  Depending upon the class of shares, you will pay a front-end sales charge when you buy the Fund's shares, a contingent deferred sales charge (CDSC) when you redeem the Fund's shares or no sales charges at all.  Each Evergreen fund offers different classes of shares.  Refer to the prospectus to determine which classes of shares are offered by each Fund.

Class A Shares

The Fund’s prospectus describes the sales charges applicable to purchases of Class A shares.

There is no front-end sales charge imposed on Class A shares of Evergreen’s money market funds. However, when exchanging from Class A shares of a money market fund to a non-money market fund within the Evergreen funds family, a sales charge will be imposed on the exchange, unless the shares have been subject to a previous sales charge.

In addition to the circumstances described in the prospectus, no front-end sales charges are imposed on Class A shares purchased by shareholders of record on October 12, 1990 in any series of Evergreen Investment Trust in existence on that date, and the members of their immediate families (as defined in the prospectus).  As described in the prospectus, current and retired Directors, Trustees, officers and employees of the Evergreen funds and Wachovia Corporation and its affiliates, and members of each such individual’s immediate family, and employees of broker-dealer firms that have entered into dealer agreements with EIS, and members of each such individual’s immediate family, are eligible to purchase Class A shares at net asset value (NAV).  Accounts opened while the individual (or his or her immediate family member) is in a position giving rise to these privileges will continue to have the privilege of purchasing Class A shares at NAV after termination of the position; however, accounts opened after termination of the position (in the absence of any other circumstances giving rise to the privilege to purchase Class A shares at NAV) will not be eligible for purchases of Class A shares at NAV.  These provisions are generally intended to provide additional job-related incentives to persons who serve the Fund or work for companies associated with the Fund and selected dealers and agents of the Fund.  Since these persons are in a position to have a basic understanding of the nature of an investment company as well as a general familiarity with the Fund, sales to these persons, as compared to sales in the normal channels of distribution, require substantially less sales effort.  Similarly, these provisions extend the privilege of purchasing shares at NAV to certain classes of institutional investors who, because of their investment sophistication, can be expected to require significantly less than normal sales effort on the part of the Fund and EIS.  Furthermore, the provisions allow the Fund to be competitive in the mutual fund industry, where similar allowances are common.

In addition, in connection with the terms of a merger, acquisition or exchange offer made under a plan of reorganization, Class A shares may be purchased at NAV by certain investors of acquired funds who remain investors in the Evergreen funds, including former Class IS shareholders of Evergreen Strategic Value Fund, former Investor class shareholders of Undiscovered Managers Funds, former shareholders of two funds managed by Grantham, Mayo, Van Otterloo & Co. (the GMO Global Balanced Allocation Fund and the GMO Pelican Fund), former shareholders of an Atlas Fund and former shareholders of America’s Utility Fund.

Class B Shares

The Fund’s prospectus describes the sales charges applicable to purchases of Class B shares.

Class B shares that have been outstanding for eight years will automatically convert to Class A shares without imposition of a front‑end sales charge or exchange fee.  Conversion of Class B shares represented by stock certificates will require the return of the stock certificate to Evergreen Service Company, LLC (ESC).

Class C Shares, Class I Shares (also referred to as Institutional Shares), Class R Shares, Class S Shares, Class S1 Shares, Administrative Shares, Institutional Service Shares, Investor Shares, Participant Shares, Reserve Shares and Resource Shares

The Fund’s prospectus describes, if applicable, the sales charges applicable to purchases of Class C shares, Class I shares (also referred to as Institutional shares), Class R shares, Class S shares, Class S1 shares, Administrative shares, Institutional Service shares, Investor shares, Participant shares, Reserve shares and Resource shares.

Contingent Deferred Sales Charge

The Fund charges a CDSC on certain share classes as reimbursement for certain expenses, such as commissions or shareholder servicing fees, that it has incurred in connection with the sale of its shares (see "Distribution Expenses Under Rule 12b-1” below).  Administrative, Institutional, Institutional Service, Investor, Participant, Reserve and Resource shares do not charge a CDSC.

Redemption-in-kind

The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund's NAV (a redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting these securities to cash. The Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the Fund's NAV at the beginning of the period.

Exchanges

Investors may exchange shares of the Fund for shares of the same class of any other Evergreen fund (except Evergreen Institutional Enhanced Income Fund) which offers the same class of shares. See “By Exchange” under “How to Buy Shares” in the prospectus.  Before you make an exchange, you should read the prospectus of the Evergreen fund into which you want to exchange.  The Trust's Board of Trustees reserves the right to discontinue, alter or limit the exchange privilege at any time. There is no front-end sales charge imposed on Class A shares of Evergreen’s money market funds. However, when exchanging from Class A shares of a money market fund to a non-money market fund within the Evergreen funds family, a sales charge will be imposed on the exchange, unless the shares have been subject to a previous sales charge.

Automatic Reinvestment

As described in the prospectus, a shareholder may elect to receive dividends and capital gains distributions in cash instead of shares.  However, ESC will automatically reinvest all subsequent dividends and distributions in additional shares when it learns that the postal or other delivery service is unable to deliver checks or transaction confirmations to the shareholder's address of record.  When a check is returned, the Fund will hold the check amount in a no-interest account in the shareholder's name until the shareholder updates his or her address or automatic reinvestment begins.  Uncashed or returned redemption checks will also be handled in the manner described above.

PRICING OF SHARES

Calculation of Net Asset Value (NAV)

            The Fund calculates its NAV once daily on Monday through Friday, as described in the prospectus.  The Fund will not compute its NAV on the days the New York Stock Exchange is closed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Evergreen reserves the right to adjust the time the Fund calculates its NAV to coincide with an earlier closing of the New York Stock Exchange or due to other unusual circumstances.

            The NAV of the Fund is calculated by dividing the value of the Fund's net assets attributable to that class by all of the shares issued for that class.

Valuation of Portfolio Securities

            Current values for the Fund's portfolio securities are determined as follows:

                        (1)  Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Securities traded on an established securities exchange or in the over-the-counter market for which there has been no sale and other securities traded in the over-the-counter market are valued at the mean of the bid and asked prices at the time of valuation.

Portfolio debt securities acquired with more than 60 days to maturity are fair valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

                        (4)  Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded.  If there has been no sale, the securities are valued at the mean between bid and asked prices.  Foreign securities may be valued at fair value according to procedures approved by the Board of Trustees if the closing price is not reflective of current market values due to trading or events occurring in the foreign markets between the close of the established exchange and the valuation time of the Fund. In addition, substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market.  The value of foreign securities may be adjusted if such movements in the U.S. market exceed a specified threshold.

                        (5)  Short-term investments maturing in sixty days or less are valued at amortized cost, which approximates market value.

Securities, including restricted securities, for which market quotations are not readily available; listed securities or those on NMS if, in the investment advisor’s opinion, the last sales price does not reflect an accurate current market value; and other assets are valued at prices deemed in good faith to be fair under procedures established by the Board of Trustees.

Investments in other mutual funds are valued at net asset value.

For Money Market Funds, as permitted under Rule 2a-7 of the 1940 Act, securities are valued at amortized cost, which approximates market value.

PRINCIPAL UNDERWRITER

            EIS is the principal underwriter for the Trust and with respect to each class of shares of the Fund.  The Trust has entered into a Principal Underwriting Agreement (Underwriting Agreement) with EIS with respect to each class of the Fund.

            EIS, as agent, has agreed to use its best efforts to find purchasers for the shares.  EIS may retain and employ representatives to promote distribution of the shares and may obtain orders from broker‑dealers, and others, acting as principals, for sales of shares to them.  The Underwriting Agreement provides that EIS will bear the expense of preparing, printing, and distributing advertising and sales literature and prospectuses used by it.

            All subscriptions and sales of shares by EIS are at the public offering price of the shares, which is determined in accordance with the provisions of the Trust's Agreement and Declaration of Trust, By‑Laws, current prospectuses and SAI.  All orders are subject to acceptance by the Fund and the Fund reserves the right, in its sole discretion, to reject any order received.  Under the Underwriting Agreement, the Fund is not liable to anyone for failure to accept any order.

            EIS has agreed that it will, in all respects, duly conform with all state and federal laws applicable to the sale of the shares.  EIS has also agreed that it will indemnify and hold harmless the Trust and each person who has been, is, or may be a Trustee or officer of the Trust against expenses reasonably incurred by any of them in connection with any claim, action, suit, or proceeding to which any of them may be a party that arises out of or is alleged to arise out of any misrepresentation or omission to state a material fact on the part of EIS or any other person for whose acts EIS is responsible or is alleged to be responsible, unless such misrepresentation or omission was made in reliance upon written information furnished by the Trust.

            The Underwriting Agreement provides that it will remain in effect as long as its terms and continuance are approved annually (i) by a vote of a majority of the Trust's Trustees who are not interested persons of the Fund, as defined in the 1940 Act (the “Independent Trustees”), and (ii) by vote of a majority of the Trust's Trustees, in each case, cast in person at a meeting called for that purpose.

            The Underwriting Agreement may be terminated, without penalty, on 60 days' written notice by the Board of Trustees or by a vote of a majority of outstanding shares subject to such agreement.  The Underwriting Agreement will terminate automatically upon its "assignment," as that term is defined in the 1940 Act.

            From time to time, if, in EIS's judgment, it could benefit the sales of shares, EIS may provide to selected broker‑dealers promotional materials and selling aids.

DISTRIBUTION EXPENSES UNDER RULE 12b-1

The Fund bears some of the costs of selling its Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares (“Share Classes”), as applicable, including certain advertising, marketing and shareholder service expenses, pursuant to Rule 12b-1 of the 1940 Act.  These 12b-1 fees are indirectly paid by the shareholder, as shown by the Fund’s expense table in the prospectus. The 12b-1 fees are composed of distribution fees and/or service fees which are described further below. Certain Wachovia affiliates receive 12b-1 fees from the Funds.

Class I and Institutional shares of the Fund do not pay 12b-1 fees.

Under the Distribution Plans (each a “Plan,” together, the “Plans”) that the Fund has adopted for its Share Classes, the Fund may incur expenses for 12b-1 fees up to a maximum annual percentage of the average daily net assets attributable to a class, as described below. Amounts paid under the Plans are used to compensate EIS pursuant to Principal Underwriting Agreements (each an “Agreement,” together, the “Agreements”) that the Fund has entered into with respect to its Share Classes, as applicable.

Class	Current Maximum 12b-1 Fees Allowed Under the Plans
A	0.75%(a)
B	1.00%
C	1.00%
S	0.75%(b)
S1	0.75%(b)
Administrative	0.75%(c)
Institutional Service	0.75%(d)
Investor	0.75%(e)
Participant	0.75%(f)
Reserve	0.75%(g)
Resource	1.00%(h)
R	1.00%(i)

Currently limited to 0.30% or less on Evergreen funds. Of this amount 0.25% is to be used exclusively as a service fee.  See the expense table in the prospectus of the Fund in which you are interested.

Currently limited to 0.60% or less on Evergreen money market funds. Of this amount 0.25% is to be used exclusively as a service fee.  See the expense table in the prospectus of the Fund in which you are interested.

Currently limited to 0.05% or less on Evergreen institutional money market funds. This amount is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

Currently limited to 0.25% or less on Evergreen institutional money market funds or other Evergreen funds offering Institutional Service shares. This amount is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

Currently limited to 0.10% or less on Evergreen institutional money market funds. This amount is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

Currently limited to 0.50% or less on Evergreen institutional money market funds. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

Currently limited to 0.65% or less on Evergreen institutional money market funds. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

Currently limited to 0.80% or less on Evergreen institutional money market funds. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

Currently limited to 0.50% or less on Evergreen funds. Of this amount 0.25% is to be used exclusively as a service fee.  See the expense table in the prospectus of the Fund in which you are interested.

Of the amounts above, each class may pay under its Plan a maximum service fee of 0.25% to compensate organizations, which may include the Fund’s investment advisor or its affiliates, for personal services provided to shareholders and the maintenance of shareholder accounts.  The Fund may not, during any fiscal period, pay 12b-1 fees greater than the amounts described in the chart above under “Current Maximum 12b-1 Fees Allowed Under the Plans.” The Trustees may, without shareholder approval, increase the fees allowed under the Agreements up to the current maximum 12b-1 fees allowed under the Plans.

The Agreements provide that EIS will use the distribution fees received from the Fund for the following purposes:

(1)        to compensate broker-dealers or other persons for distributing Fund shares;

(2)        to compensate broker-dealers, depository institutions and other financial intermediaries for providing administrative, accounting and other services with respect to the Fund’s shareholders; and

(3)        to otherwise promote the sale of Fund shares.

The Agreements also provide that EIS may use distribution fees to make interest and principal payments in respect of amounts that have been financed to pay broker-dealers or other persons for distributing Fund shares.  EIS may assign its rights to receive compensation under the Plans to secure such financings.  Wachovia or its affiliates may finance payments made by EIS to compensate broker-dealers or other persons for distributing shares of the Fund.

In the event the Fund acquires the assets of another mutual fund, compensation paid to EIS under the Agreements may be paid by EIS to the acquired fund’s distributor or its predecessor.

Since EIS’s compensation under the Agreements is not directly tied to the expenses incurred by EIS, the compensation received by it under the Agreements during any fiscal year may be more or less than its actual expenses and may result in a profit to EIS.  Distribution expenses incurred by EIS in one fiscal year that exceed the compensation paid to EIS for that year may be paid from distribution fees received from the Fund in subsequent fiscal years.

Distribution fees are accrued daily and paid at least annually on Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares and are charged as class expenses, as accrued.  The distribution fees attributable to the Class B and Class C shares are designed to permit an investor to purchase such shares through broker‑dealers without the assessment of a front‑end sales charge, while at the same time permitting EIS to compensate broker‑dealers in connection with the sale of such shares.

            Service fees are accrued daily and paid at least annually on Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares and are charged as class expenses, as accrued.

            Under the Plans, the Treasurer of the Trust reports the amounts expended under the Plans and the purposes for which such expenditures were made to the Trustees of the Trust for their review on a quarterly basis.  Also, each Plan provides that the selection and nomination of the Independent Trustees are committed to the discretion of such Independent Trustees then in office.

            The investment advisor may from time to time from its own funds or such other resources as may be permitted by rules of the SEC make payments for distribution services to EIS; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

            Each Plan and the Agreement will continue in effect for successive 12‑month periods provided, however, that such continuance is specifically approved at least annually by the Trustees of the Trust or by vote of the holders of a majority of the outstanding voting securities of that class and, in either case, by a majority of the Independent Trustees of the Trust.

            The Plans permit the payment of fees to brokers and others for distribution and shareholder‑related administrative services and to broker‑dealers, depository institutions, financial intermediaries and administrators for administrative services as to Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares.  The Plans are designed to (i) stimulate brokers to provide distribution and administrative support services to the Fund and holders of Class A, Class B, Class C, Class S, Class S1 and Institutional Service shares and (ii) stimulate administrators to render administrative support services to the Fund and holders of Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares.  The administrative services are provided by a representative who has knowledge of the shareholder's particular circumstances and goals, and include, but are not limited to providing office space, equipment, telephone facilities, and various personnel including clerical, supervisory, and computer, as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries regarding Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares; assisting clients in changing dividend options, account designations, and addresses; and providing such other services as the Fund reasonably requests for its Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares.

            In the event that the Plan or Agreement is terminated or not continued with respect to one or more classes of the Fund, (i) no distribution fees (other than current amounts accrued but not yet paid) would be owed by the Fund to EIS with respect to that class or classes, and (ii) the Fund would not be obligated to pay EIS for any amounts expended under the Agreement not previously recovered by EIS from distribution services fees in respect of shares of such class or classes through deferred sales charges.

            All material amendments to any Plan or Agreement must be approved by a vote of the Trustees of the Trust or the holders of the Fund's outstanding voting securities, voting separately by class, and in either case, by a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval; and any Plan or Agreement may not be amended in order to increase materially the costs that a particular class of shares of the Fund may bear pursuant to the Plan or Agreement without the approval of a majority of the holders of the outstanding voting shares of the class affected.  Any Plan or Agreement may be terminated (i) by the Fund without penalty at any time by a majority vote of the holders of the outstanding voting securities of the Fund, voting separately by class or by a majority vote of the Independent Trustees, or (ii) by EIS.  To terminate any Agreement, any party must give the other parties 60 days' written notice; to terminate a Plan only, the Fund need give no notice to EIS.  Any Agreement will terminate automatically in the event of its assignment.  For more information about 12b-1 fees, see “Expenses” in the prospectus and “Distribution and/or Service (Rule 12b-1) Fees” under “Expenses” in Part 1 of this SAI. To the extent EIMC and EIS are compensated based on assets under management in the Evergreen funds, they may be considered to have an interest in the operation of the Plans.

SERVICE FEES AND COMMISSIONS PAID TO INVESTMENT FIRMS

            EIS will pay service fees to investment firms based on the average daily net asset value of Class A, Class B, Class C, Class S, Class S1, Administrative, Investor, Participant, Reserve, Resource, Institutional Service and Class R shares, as applicable, of a Fund which the investment firm has sold and which are issued and outstanding on the books of the Fund during each quarter, and which are registered in the names of customers for whom the investment firm is the dealer of record (“Eligible Shares”).

The rate of such service fees of a Fund for Class A and Institutional Service shares (excluding Evergreen money market funds, Evergreen Short-Intermediate Municipal Bond Fund, Evergreen Limited Duration Fund and Evergreen Short Intermediate Bond Fund) will be calculated quarterly at the rate of 0.0625% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.25% annually) during such quarter.

The rate of service fees of an Evergreen money market fund with Class A shares will be calculated quarterly at the rate of 0.075% per quarter of the average daily net asset value of such Eligible Shares (approximately 0.30% annually) during such quarter.

The rate of service fees of Evergreen Short-Intermediate Municipal Bond Fund, Evergreen Limited Duration Fund and Evergreen Short Intermediate Bond Fund for Class A shares will be calculated quarterly at the rate of 0.025% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.10% annually) during such quarter.

The rate of service fees of a Fund with Administrative Shares will be calculated quarterly at the rate of 0.0125% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.05% annually) during such quarter.

The rate of service fees of a Fund with Investor Shares will be calculated quarterly at the rate of 0.025% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.10% annually) during such quarter.

The rate of service fees of a Fund with Participant and Class R Shares will be calculated quarterly at the rate of 0.125% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.50% annually) during such quarter.

The rate of service fees of a Fund with Reserve Shares will be calculated quarterly at the rate of 0.1625% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.65% annually) during such quarter.

The rate of service fees of a Fund with Resource Shares will be calculated quarterly at the rate of 0.20% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.80% annually) during such quarter.

The rate of service fees of a Fund with Class S and Class S1 Shares will be calculated quarterly at the rate of 0.15% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.60% annually) during such quarter.

The amount of any service fee that exceeds 0.25% is considered an “asset-based sales charge” and is calculated into the appropriate maximum aggregate cap as specified in the rules of the National Association of Securities Dealers.

The rate of such service fees of a Fund for Class B shares will be calculated quarterly at the rate of 0.0625% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.25% annually) during such quarter.

EIS will pay service fees to investment firms based on the average daily net asset value of Class C shares of the Fund they have sold, provided such shares have been on the books of the Fund for a minimum of 13 months from the date of purchase (plus any reinvested distributions attributable to such shares), which have been issued and outstanding on the books of such Fund during the respective quarter and which are registered in the names of customers for whom the investment firm is the dealer of record (“Class C Eligible Shares”).  Such service fees will be calculated quarterly at the rate of 0.0625% per quarter of the average daily net asset value of all such Class C Eligible Shares (approximately 0.25% annually).

In any quarter in which total service fees earned by the investment firm on such Eligible Shares of all Funds are less than $50.00 in the aggregate, no service fees will be paid to the investment firm nor will such amounts be carried over for payment in a future quarter.  Service fees will be paid within five business days after the end of the service commission period in the respective quarter.  EIS will pay service fees only to the extent that such amounts have been paid to EIS by the Fund.

            No service fees are paid on sales of any Class I or Institutional shares of the Fund.

Commissions

            EIS pays commissions to investment firms for sales of Class A shares at the following rates:

Equity Funds (except Evergreen Envision Growth Fund, Evergreen Envision Growth and Income Fund, Evergreen Large Cap Equity Fund and Evergreen Equity Index Fund)	Your Investment	Dealer Commission as a % of Offering Price
	Up to $49,999	5.00%
	$50,000-$99,999	4.25%
	$100,000-$249,999	3.25%
	$250,000-$499,999	2.00%
	$500,000-$999,999	1.75%
	$1,000,000-$2,999,999	1.00% of the first $2,999,999, plus
	$3,000,000-$4,999,999	0.50% of the next $2,000,000, plus
	$5,000,000 or greater	0.25% of amounts equal to or over $5,000,000

Long-term Bond Funds (including Evergreen Envision Growth Fund, Evergreen Envision Growth and Income Fund, Evergreen Large Cap Equity Fund and Evergreen Equity Index Fund)	Your Investment	Dealer Commission as a % of Offering Price
	Up to $49,999	4.25%
	$50,000-$99,999	4.25%
	$100,000-$249,999	3.25%
	$250,000-$499,999	2.00%
	$500,000-$999,999	1.75%
	$1,000,000-$2,999,999	1.00% of the first $2,999,999, plus*
	$3,000,000-$4,999,999	0.50% of the next $2,000,000, plus*
	$5,000,000 or greater	0.25% of amounts equal to or over $5,000,000*

*    Evergreen Envision Funds and Evergreen Equity Index Fund pays 0.25% to investment firms for all amounts over $1,000,000.

Short-term Bond Funds	Your Investment	Dealer Commission as a % of Offering Price
	Up to $49,999	2.75%
	$50,000-$99,999	2.75%
	$100,000-$249,999	2.25%
	$250,000-$499,999	1.75%
	$500,000-$999,999	1.25%
	$1,000,000-$2,999,999	0.50% of the first $2,999,999, plus
	$3,000,000 or greater	0.25% of amounts equal to or over $3,000,000**

**  Evergreen Adjustable Rate Fund and Evergreen Ultra Short Opportunities Fund pay 0.25% to investment firms for all amounts over $1,000,000.

            EIS pays commissions, also referred to as a Dealer Allowance, to investment firms for sales of Class B shares in the amount of 4.00% of shares sold at the time of purchase.

EIS pays commissions to investment firms for sales of Class C shares in the amount of 1.00% of shares sold at the time of purchase.

EIS will also pay subsequent commissions to investment firms for sales of Class C shares based on the average daily net asset value of Class C shares of the Fund sold provided such shares have been on the books of the Fund for a minimum of 13 months from the date of purchase (plus any reinvested distributions attributable to such shares), which have been issued and outstanding on the books of such Fund during the calendar quarter and which are registered in the names of customers for whom the investment firm is the dealer of record (“Eligible Shares”).  Such commissions will be calculated quarterly at the rate of 0.1875% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.75% annually) during such quarter.  Such commissions will be paid by the twentieth day of the month before the end of the respective quarter.  Such commissions will continue to be paid to the investment firm quarterly so long as aggregate payments do not exceed applicable NASD limitations and other governing regulations.

            No commissions are paid on sales of any Class I, Administrative, Institutional Service, Investor, Participant, Reserve, Resource, Class R, Class S and Class S1 shares of a Fund.

TAX INFORMATION

Requirements for Qualifications as a Regulated Investment Company

            The Fund intends to qualify for and elect the tax treatment applicable to a regulated investment company (RIC) under Subchapter M of the Code.  (Such qualification does not involve supervision of management or investment practices or policies by the Internal Revenue Service.)  In order to qualify as a RIC, the Fund must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to proceeds from securities loans, gains from the sale or other disposition of securities or foreign currencies and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or foreign currencies, and net income from certain publicly traded partnerships; and (ii) diversify its holdings so that, at the end of each quarter of its taxable year, (a) at least 50% of the market value of the Fund's total assets is represented by cash, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), the securities of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses, or in the securities of one or more publicly traded partnerships.  By so qualifying, the Fund is not subject to federal income tax if it timely distributes its investment company taxable income and any net realized capital gains.  A 4% nondeductible excise tax will be imposed on the Fund to the extent it does not meet certain distribution requirements with respect to each calendar year and with respect to each one-year period ending on October 31.  The Fund anticipates meeting such distribution requirements.

Taxes on Distributions

Unless the Fund is a municipal bond or municipal money market fund, distributions will be taxable to shareholders whether made in shares or in cash.  Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of the Fund on the reinvestment date.

            To calculate ordinary income for federal income tax purposes, shareholders must generally include dividends paid by the Fund from its investment company taxable income (net taxable investment income plus net realized short‑term capital gains, if any).  The Fund will include dividends it receives from domestic corporations when the Fund calculates its gross investment income.  Unless the Fund is a corporate, U.S. Treasury, U.S. Government or municipal bond fund or a money market fund, it anticipates that all or a portion of the ordinary dividends which it pays will qualify for the 70% dividends-received deduction for corporations and the current 15% rate of tax for other taxpayers who have met the relevant holding period requirements discussed below.  The Fund will inform shareholders of the amounts that so qualify.  If the Fund is a corporate, U.S. Treasury, U.S. Government or municipal bond fund or a money market fund, none of its income will consist of corporate dividends; therefore, none of its distributions will qualify for the 70% dividends-received deduction for corporations or the 15% rate of tax for other taxpayers.

In order for dividends received by a Fund shareholder to be “qualified dividend income” (qualifying for the 15% rate of tax), the Fund must meet holding period and other requirements with respect to the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares.  A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

From time to time, the Fund will distribute the excess of its net long‑term capital gains over its short‑term capital loss to shareholders (i.e., capital gain dividends).  For federal tax purposes, shareholders must include such capital gain dividends when calculating their net long‑term capital gains.  Capital gain dividends are taxable as net long-term capital gains to a shareholder, no matter how long the shareholder has held the shares. The Fund’s transactions in options, futures contracts, hedging transactions, forward contracts, swap agreements, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses.  These rules could therefore affect the amount, timing and character of distributions to shareholders.

Distributions by the Fund reduce its NAV.  A distribution that reduces the Fund's NAV below a shareholder's cost basis is taxable as ordinary income or capital gain as described above, although from an investment standpoint, it is a return of capital.  In particular, if a shareholder buys Fund shares just before the Fund makes a distribution, when the Fund makes the distribution the shareholder will receive what is in effect a return of capital.  Nevertheless, the shareholder may incur taxes on the distribution.  Therefore, shareholders should carefully consider the tax consequences of buying Fund shares just before a distribution.

All distributions, whether received in shares or cash, must be reported by each shareholder on his or her federal income tax return.  Each shareholder should consult a tax advisor to determine the state and local tax implications of Fund distributions.

If more than 50% of the value of the Fund's total assets at the end of a fiscal year consists of securities of foreign corporations and the Fund elects to make foreign tax credits available to its shareholders, a shareholder will be required to include in his gross income both cash dividends and the amount the Fund advises him is his pro rata portion of income taxes withheld by foreign governments from interest and dividends paid on the Fund's investments.  The shareholder may be entitled, however, to take the amount of such foreign taxes withheld as a credit against his U.S. income tax, or to treat the foreign tax withheld as an itemized deduction from his gross income, if that would be to his advantage.  In substance, this policy enables the shareholder to benefit from the same foreign tax credit or deduction that he would have received if he had been the individual owner of foreign securities and had paid foreign income tax on the income therefrom.  As in the case of individuals receiving income directly from foreign sources, the credit or deduction is subject to a number of limitations.

                For Funds that may invest an amount less than or equal to 50% of the value of its assets in foreign securities, income received by the Fund from its investments in foreign securities may also be subject to withholding and other taxes.  Tax Conventions between certain countries and the U.S. may reduce or eliminate such taxes.  Shareholders in such Funds that invest up to 50% of their assets in foreign securities will not be entitled to a credit or deduction with respect to such foreign taxes.

            The Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Special Tax Information for Shareholders of Municipal Bond or Municipal Money Market Funds

The Fund expects that substantially all of its dividends will be "exempt interest dividends," which should be treated as excludable from federal gross income.  In order to pay exempt interest dividends, at least 50% of the value of the Fund's assets must consist of federally tax‑exempt obligations at the close of each quarter.  An exempt interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by the Fund with respect to its net federally excludable municipal obligation interest and designated as an exempt interest dividend in a written notice mailed to each shareholder not later than 60 days after the close of its taxable year.  The percentage of the total dividends paid by the Fund with respect to any taxable year that qualifies as exempt interest dividends will be the same for all shareholders of the Fund receiving dividends with respect to such year.  If a shareholder receives an exempt interest dividend with respect to any share and such share has been held for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the exempt interest dividend amount.

Any shareholder of the Fund who may be a “substantial user” (as defined by the Code) of a facility financed with an issue of tax‑exempt obligations or a "related person" to such a user should consult his tax advisor concerning his qualification to receive exempt interest dividends should the Fund hold obligations financing such facility.

            Under regulations to be promulgated, to the extent attributable to interest paid on certain private activity bonds, the Fund's exempt interest dividends, while otherwise tax‑exempt, will be treated as a tax preference item for alternative minimum tax purposes.  Corporate shareholders should also be aware that the receipt of exempt interest dividends could subject them to alternative minimum tax under the provisions of Section 56(g) of the Code (relating to "adjusted current earnings").

Interest on indebtedness incurred or continued by shareholders to purchase or carry shares of the Fund will not be deductible for federal income tax purposes to the extent of the portion of the interest expense relating to exempt interest dividends.  Such portion is determined by multiplying the total amount of interest paid or accrued on the indebtedness by a fraction, the numerator of which is the exempt interest dividends received by a shareholder in his taxable year and the denominator of which is the sum of the exempt interest dividends and the taxable distributions out of the Fund's investment income and long‑term capital gains received by the shareholder.

Taxes on the Sale or Exchange of Fund Shares

            Upon a sale or exchange of Fund shares, a shareholder will realize a taxable gain or loss depending on his or her basis in the shares.  A shareholder must treat such gains or losses as a capital gain or loss if the shareholder held the shares as capital assets.  Currently, capital gain on assets held for more than 12 months is generally subject to a maximum federal income tax rate of 15% for an individual.  Generally, the Code will not allow a shareholder to realize a loss on shares he or she has sold or exchanged and replaced within a 61-day period beginning 30 days before and ending 30 days after he or she sold or exchanged the shares.  The Code will not allow a shareholder to realize a loss on the sale of Fund shares held by the shareholder for six months or less to the extent the shareholder received exempt interest dividends on such shares.  Moreover, the Code will treat a shareholder's loss on shares held for six months or less as a long‑term capital loss to the extent the shareholder received distributions of net capital gains on such shares.

            Shareholders who fail to furnish their taxpayer identification numbers to the Fund and to certify as to its correctness and certain other shareholders may be subject to a federal income tax backup withholding requirement at the rate of 28% on dividends, distributions of capital gains and redemption proceeds paid to them by the Fund.  If the withholding provisions are applicable, any such dividends or capital gain distributions to these shareholders, whether taken in cash or reinvested in additional shares, and any redemption proceeds will be reduced by the amounts required to be withheld.  Investors may wish to consult their own tax advisors about the applicability of the backup withholding provisions.

Other Tax Considerations

            The foregoing discussion relates solely to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates).  It does not reflect the special tax consequences to certain taxpayers (e.g., banks, insurance companies, tax exempt organizations and foreign persons).  Shareholders are encouraged to consult their own tax advisors regarding specific questions relating to federal, state and local tax consequences of investing in shares of the Fund.  Each shareholder who is not a U.S. person should consult his or her tax advisor regarding the U.S. and foreign tax consequences of ownership of shares of the Fund.  The Fund will withhold a tax at a rate of 30% (or lower under a tax treaty) on all ordinary dividend distributions to non-U.S. persons.  The withholding obligation generally does not apply to properly designated dividends derived from certain interest income of the Fund or from short-term capital gains of the Fund which are paid with respect to Fund years beginning before January 1, 2008. Depending on the circumstances, the Fund may make such designations with respect to all, some or none of its potentially eligible dividends and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding.  In order to qualify for this exemption from withholding, a foreign person will need to comply with applicable certification requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN or substitute Form).  In the case of shares held through an intermediary, the intermediary may withhold even if the Fund makes a designation with respect to a payment.  Foreign persons should contact their intermediaries with respect to the application of these rules to their accounts.

BROKERAGE

Brokerage Commissions

If the Fund invests in equity securities, it expects to buy and sell them through brokerage transactions for which commissions are payable.  Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down.  Where transactions are made in the over-the-counter market, the Fund will deal with primary market makers unless more favorable prices are otherwise obtainable.

If the Fund invests in fixed income securities, it expects to buy and sell them directly from the issuer or an underwriter or market maker for the securities.  Generally, the Fund will not pay brokerage commissions for such purchases.  When the Fund buys a security from an underwriter, the purchase price will usually include an underwriting commission or concession.  The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down.  When the Fund executes transactions in the over‑the‑counter market, it will deal with primary market makers unless more favorable prices are otherwise obtainable.

Selection of Brokers

The advisor places orders for the purchase and sale of portfolio securities for a Fund's accounts with brokers or dealers selected by it in its discretion.  When buying and selling portfolio securities, the advisor seeks the best execution for the Fund's orders, considering a number of factors including without limitation:

1.         ability to provide the best net financial result to the Fund;

2.         efficiency in handling trades;

3.         ability to trade large blocks of securities;

4.         reliability (e.g., lack of failed trades);

            5.         readiness to handle possibly difficult trades;

            6.         inventory of securities sought;

            7.         historical and currently quoted commission rates;

            8.         kind and quality of the execution services;

9.         financial strength and stability; and

10.        provision of “brokerage and research services” (as defined in the Securities and Exchange Act of 1934, as amended (the "1934 Act")).

These factors are generally considered over multiple transactions covering extended periods of time and all of these factors are not always present or considered in the context of every transaction.

In reliance on the "safe harbor" provided by Section 28(e) of the 1934 Act, the advisor may cause the Fund to pay a broker-dealer that furnishes "brokerage and research services" (as defined in the 1934 Act) a higher commission for effecting securities transactions than what another broker-dealer would have charged for effecting that same transaction, provided that the advisor determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the overall responsibilities of the advisor to the accounts as to which it exercises investment discretion.  The services received include such matters as economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities.

Research and brokerage so received is in addition to, and not in lieu of, services required to be performed by the advisor and does not reduce the advisory fee payable by the Fund.  To the extent that services of value are received by an advisor, the advisor may avoid expenses that might otherwise be incurred.  It is possible that certain of the research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised by an advisor.  Conversely, the Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions for such other account or investment company.

Wachovia Securities, LLC, an affiliate of the Fund’s investment advisor and a member of the New York and American Stock Exchanges, may effect portfolio transactions for the Fund. Wachovia Securities, LLC, is a majority-owned subsidiary of Wachovia Corporation, the Fund’s investment advisor’s parent.

            Although the advisor may use a broker-dealer that sells Fund shares to effect transactions for the Fund's portfolios, when selecting a broker for portfolio trades, the advisor may not consider the amount of Fund shares a broker has sold.

Simultaneous Transactions

The investment advisor makes investment decisions for the Fund independently of decisions made for its other clients.  When a security is suitable for the investment goal of more than one client, it may be prudent for the investment advisor to engage in a simultaneous transaction, that is, buy or sell the same security for more than one client.   The investment advisor strives for an equitable result in such transactions by using an allocation formula. The high volume involved in some simultaneous transactions can result in greater value to the Fund, but the ideal price or trading volume may not always be achieved for the Fund.

ORGANIZATION

            The following is qualified in its entirety by reference to the Trust’s Agreement and Declaration of Trust, as amended (the “Declaration of Trust”).

Description of Shares

            The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of series and classes of shares.  Each share of the Fund represents an equal proportionate interest with each other share of that series and/or class.  Upon liquidation, shares are entitled to a pro rata share of the Trust based on the relative net assets of each series and/or class.  Shareholders have no preemptive or conversion rights.  Shares are redeemable and transferable.

Voting Rights

            Under the terms of the Declaration of Trust, the Trust is not required to hold annual meetings.  At meetings called for the initial election of Trustees or to consider other matters, each share is entitled to one vote for each dollar of “NAV” applicable to such share.  Shares generally vote together as one class on all matters.  Classes of shares of the Fund have equal voting rights.  No amendment may be made to the Declaration of Trust that adversely affects any class of shares without the approval of a majority of the votes applicable to the shares of that class.  Shares have non‑cumulative voting rights, which means that the holders of more than 50% of the votes applicable to shares voting for the election of Trustees can elect 100% of the Trustees to be elected at a meeting and, in such event, the holders of the remaining shares voting will not be able to elect any Trustees.

            After the initial meeting as described above, no further meetings of shareholders for the purpose of electing Trustees will be held, unless required by law (for such reasons as electing or removing Trustees, changing fundamental policies, and approving advisory agreements or 12b-1 plans), unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time, the Trustees then in office will call a shareholders' meeting for the election of Trustees.

Limitation of Trustees' Liability

            The Declaration of Trust provides that a Trustee will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties involved in the conduct of his office.

Code of Ethics

            The Trust, its principal underwriter and its various investment advisors have each adopted a code of ethics pursuant to the requirements of Rule 17j-1 of the 1940 Act (“Code of Ethics”).  Each of these Codes of Ethics permits Fund personnel to invest in securities, including securities that may be purchased or held by the Fund, for their own accounts subject to certain restrictions and conditions and is on file with, and available from, the SEC.

Shareholder Liability

Under Delaware law, shareholders could, under certain circumstances, be held personally liable for the obligations of a Fund.  However, the Declaration of Trust states that no shareholder shall be personally liable for the debts, liabilities, obligations and expense incurred by, contracted for, or otherwise existing with respect to the Fund and provides that notice of such disclaimer may be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Trustees.  The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for any obligation or liability of the Fund solely by reason of being or having been a shareholder.  Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is generally limited to the circumstances in which the Fund would be unable to meet its obligations.

INVESTMENT ADVISORY AGREEMENT

            On behalf of the Fund, the Trust has entered into an investment advisory agreement with the Fund’s investment advisor (the "Advisory Agreement").  Under the Advisory Agreement, and subject to the supervision of the Trust's Board of Trustees, the investment advisor furnishes to the Fund investment advisory, management and administrative services, office facilities, and equipment in connection with its services for managing the investment and reinvestment of the Fund's assets.  The investment advisor pays for all of the expenses incurred in connection with the provision of its services.

              The Fund pays for all charges and expenses, other than those specifically referred to as being borne by the investment advisor, including, but not limited to, (1) custodian charges and expenses; (2) bookkeeping and auditors' charges and expenses; (3) transfer agent charges and expenses; (4) fees and expenses of Independent Trustees; (5) brokerage commissions, brokers' fees and expenses; (6) issue and transfer taxes; (7) applicable costs and expenses under the Distribution Plan (as described above) (8) taxes and trust fees payable to governmental agencies; (9) the cost of share certificates; (10) fees and expenses of the registration and qualification of the Fund and its shares with the SEC or under state or other securities laws; (11) expenses of preparing, printing and mailing prospectuses, SAIs, notices, reports and proxy materials to shareholders of the Fund; (12) expenses of shareholders' and Trustees' meetings; (13) charges and expenses of legal counsel for the Fund and for the Independent Trustees on matters relating to the Fund; (14) charges and expenses of filing  annual and other reports with the SEC and other authorities; and (15) all extraordinary charges and expenses of the Fund. For information on advisory fees paid by the Fund, see “Expenses” in Part 1 of this SAI.

            The Advisory Agreement continues in effect for two years from its effective date and, thereafter, from year to year only if approved at least annually by the Board of Trustees of the Trust or by a vote of a majority of the Fund's outstanding shares.  In either case, the terms of the Advisory Agreement and continuance thereof must be approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated, without penalty, on 60 days' written notice by the Trust's Board of Trustees or by a vote of a majority of outstanding shares.  The Advisory Agreement will terminate automatically upon its "assignment" as that term is defined in the 1940 Act.

Transactions Among Advisory Affiliates

            The Trust has adopted procedures pursuant to Rule 17a‑7 of the 1940 Act ("Rule 17a‑7 Procedures").  The Rule 17a‑7 Procedures permit the Fund to buy or sell securities from another investment company for which a subsidiary of Wachovia Corporation is an investment advisor.  The Rule 17a‑7 Procedures also allow the Fund to buy or sell securities from other advisory clients for whom a subsidiary of Wachovia Corporation is an investment advisor.  The Fund may engage in such transaction if it is equitable to each participant and consistent with each participant's investment objective.

PORTFOLIO MANAGERS

Other Funds and Accounts Managed.  The following table provides information about the registered investment companies and other pooled investment vehicles and accounts managed by the portfolio managers of the Fund as of October 31, 2006.

Portfolio Manager		(Assets in thousands)
Howard Gleicher	Assets of registered investment companies managed
Name of Fund
	TOTAL.........................................................................................................	$
Those subject to performance fee........................................................
Number of other pooled investment vehicles managed..........................
Assets of other pooled investment vehicles managed.....................
Number of those subject to performance fee.....................................
Number of separate accounts managed....................................................
Assets of separate accounts managed...............................................
Number of those subject to performance fee.....................................

Gary W. Lisenbee	Assets of registered investment companies managed
Name of Fund
	TOTAL.........................................................................................................	$
Those subject to performance fee........................................................
Number of other pooled investment vehicles managed..........................
Assets of other pooled investment vehicles managed.....................
Number of those subject to performance fee.....................................
Number of separate accounts managed....................................................
Assets of separate accounts managed...............................................
Number of those subject to performance fee.....................................

David M. Graham	Assets of registered investment companies managed
Name of Fund
	TOTAL.........................................................................................................	$
Those subject to performance fee........................................................
Number of other pooled investment vehicles managed..........................
Assets of other pooled investment vehicles managed.....................
Number of those subject to performance fee.....................................
Number of separate accounts managed....................................................
Assets of separate accounts managed...............................................
Number of those subject to performance fee.....................................

Jeffrey Peck	Assets of registered investment companies managed
Name of Fund
	TOTAL.........................................................................................................	$
Those subject to performance fee........................................................
Number of other pooled investment vehicles managed..........................
Assets of other pooled investment vehicles managed.....................
Number of those subject to performance fee.....................................
Number of separate accounts managed....................................................
Assets of separate accounts managed...............................................
Number of those subject to performance fee.....................................

Conflicts of Interest.  Portfolio managers generally face two types of conflicts of interest:  (1) conflicts between and among the interests of the various accounts they manage, and (2) conflicts between the interests of the accounts they manage and their own personal interests.  The policies of EIMC and MWCM require that portfolio managers treat all accounts they manage equitably and fairly in the face of such real or potential conflicts.

The management of multiple Funds and other accounts may require the portfolio manager to devote less than all of his or her time to a Fund, particularly if the Funds and accounts have different objectives, benchmarks and time horizons.  The portfolio manager may also be required to allocate his or her investment ideas across multiple Funds and accounts.  In addition, if a portfolio manager identifies a limited investment opportunity, such as an initial public offering, that may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of that investment across all eligible Funds and accounts.  Further, security purchase and sale orders for multiple accounts often are aggregated for purpose of execution.  Although such aggregation generally benefits clients, it may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts.  It may also happen that a Fund’s advisor or sub-advisor will determine that it would be in the best interest, and consistent with the investment policies, of another account to sell a security (including by means of a short sale) that a Fund holds long, potentially resulting in a decrease in the market value of the security held by the Fund.

As noted above, portfolio managers may also experience certain conflicts between the interests of the accounts they manage and their own personal interests (which may include interests in advantaging EIMC or a sub-advisor).  The structure of a portfolio manager’s or an investment advisor’s compensation may create an incentive for the manager or advisor to favor accounts whose performance has a greater impact on such compensation.  The portfolio manager may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such accounts.  Similarly, if a portfolio manager holds a larger personal investment in one Fund than he or she does in another, the portfolio manager may have an incentive to favor the Fund in which he or she holds a larger stake.

The Evergreen funds may engage in cross trades, in which one Evergreen fund sells a particular security to another Evergreen fund or account (potentially saving transaction costs for both accounts).  Cross trades may pose a potential conflict of interest if, for example, one account sells a security to another account at a higher price than an independent third party would pay.

In general, EIMC and MWCM have policies and procedures to address the various potential conflicts of interest described above.  Each advisor has policies and procedures designed to ensure that portfolio managers have sufficient time and resources to devote to the various accounts they manage.  Similarly, each firm has policies and procedures designed to ensure that investments and investment opportunities are allocated fairly across accounts, and that the interests of client accounts are placed ahead of a portfolio manager’s personal interests.  However, there is no guarantee that such procedures will detect or address each and every situation where a conflict arises.

Compensation.  For EIMC and MWCM, portfolio managers’ compensation consists primarily of a base salary and an annual bonus.  Each portfolio manager’s base salary is reviewed annually and adjusted based on consideration of various factors specific to the individual portfolio manager, including, among others, experience, quality of performance record and breadth of management responsibility, and a comparison to competitive market data provided by external compensation consultants.  The annual bonus pool for portfolio managers and other employees that are eligible to receive bonuses is determined based on the overall profitability of the firm during the relevant year.  Certain portfolio managers may have bonuses predetermined at certain amounts for certain periods of time.

The annual bonus has an investment performance component, which accounts for a majority of the annual bonus, and a subjective evaluation component.  The bonus is typically paid in a combination of cash and equity incentive awards (non-qualified stock options and/or restricted stock) in Wachovia Corporation, EIMC’s and MWCM’s publicly traded parent company.  The amount of the investment performance component is based on the pre-tax investment performance of the funds and accounts managed by the individual (or one or more appropriate composites of such funds and accounts) over the prior five years compared to the performance over the same time period of an appropriate benchmark (typically a broad-based index or universe of external funds or managers with similar characteristics).  See the information below relating to other funds and accounts managed by the portfolio managers for the specific benchmarks used in evaluating performance.  In calculating the amount of the investment performance component, performance for the most recent year is weighted 25%, performance for the most recent three-year period is weighted 50% and performance for the most recent five-year period is weighted 25%.  In general, the investment performance component is determined using a weighted average of investment performance of each product managed by the portfolio manager, with the weighting done based on the amount of assets the portfolio manager is responsible for in each such product.  For example, if a portfolio manager was to manage a mutual fund with $400 million in assets and separate accounts totaling $100 million in assets, performance with respect to the mutual fund would be weighted 80% and performance with respect to the separate accounts would be weighted 20%.  In certain cases, portfolio weights within the composite may differ from the actual weights as determined by assets.  For example, a very small fund’s weight within a composite may be increased to create a meaningful contribution.

To be eligible for an investment performance related bonus, the time-weighted average percentile rank must be above the 50th percentile.  A portfolio manager has the opportunity to maximize the investment performance component of the incentive payout by generating performance at or above the 25th percentile level.

In determining the subjective evaluation component of the bonus, each manager is measured against predetermined objectives and evaluated in light of other discretionary considerations.  Objectives are set in several categories, including teamwork, participation in various assignments, leadership, and development of staff.

For calendar year 2006, the investment performance component of each portfolio manager’s bonus will be determined based on comparisons to the benchmarks (either to the individual benchmark or one or more composites of all or some of such benchmarks) indicated below.  The benchmarks may change for purposes of calculating bonus compensation for calendar year 2007.

Portfolio Manager

Howard Gleicher............
Gary W. Lisenbee……….
David M. Graham………..
Jeffrey Peck………………

EIMC portfolio managers that manage certain privately offered pooled investment vehicles may also receive a portion of the advisory fees and/or performance fees charged by EIMC (or an affiliate of EIMC) to such clients.

In addition, portfolio managers may participate, at their election, in various benefits programs, including the following:

medical, dental, vision and prescription benefits,

life, disability and long-term care insurance,

before-tax spending accounts relating to dependent care, health care, transportation and    parking, and

various other services, such as family counseling and employee assistance programs, prepaid or discounted legal services, health care advisory programs and access to discount retail services.

These benefits are broadly available to EIMC and MWCM employees.  Senior level employees, including many portfolio managers but also including many other senior level executives, may pay more or less than employees that are not senior level for certain benefits, or be eligible for, or required to participate in, certain benefits programs not available to employees who are not senior level.  For example, only senior level employees above a certain compensation level are eligible to participate in the Wachovia Corporation deferred compensation plan, and certain senior level employees are required to participate in the deferred compensation plan.

Fund Holdings.  As of October 31, 2006, the Fund is a new fund which has not operated for a fiscal year and there is no share ownership information available to report.

The table below presents the dollar range of investment the portfolio manager beneficially holds in the Evergreen family of funds (including both open-end and closed-end funds) as of October 31, 2006. Total exposure equals the sum of (i) the portfolio manager’s beneficial ownership in direct Evergreen fund holdings, plus (ii) the portfolio manager’s Evergreen fund holdings through the Wachovia Corporation 401(k) plan, plus (iii) the portfolio manager’s Wachovia Corporation deferred compensation plan exposure to Evergreen funds.

Evergreen Family of Funds
Howard Gleicher.......................
Gary W. Lisenbee………………..
David M. Graham………………..
Jeffrey Peck………………………

            The table below presents the dollar range of total exposure to the Evergreen family of funds (including both open-end and closed-end funds) by certain members of senior management of EIMC and its affiliates that are involved in Evergreen’s mutual fund business as of December 31, 2005.  Total exposure equals the sum of (i) the individual’s beneficial ownership in direct Evergreen fund holdings, plus (ii) the individual’s Evergreen fund holdings through the Wachovia Corporation 401(k) plan, plus (iii) the individual’s Wachovia Corporation deferred compensation plan exposure to Evergreen funds.

Maryann Bruce................................ President, EIS	$500,001 – $1,000,000
Christopher Conkey......................... Chief Investment Officer, EIMC	Over $1,000,000
Dennis Ferro................................... Chief Executive Officer, EIMC	Over $1,000,000
Richard Gershen.............................. Head of Business Strategy, Risk and Product Management, EIMC	$500,001 – $1,000,000
W. Douglas Munn............................ Chief Operating Officer, EIMC	$500,001 – $1,000,000
Patrick O’Brien................................ President, Institutional Division, EIMC	Over $1,000,000
MANAGEMENT OF THE TRUST

The Trust is supervised by a Board of Trustees that is responsible for representing the interests of shareholders.  The Trustees meet periodically throughout the year to oversee the Fund’s activities, reviewing, among other things, the Fund’s performance and its contractual arrangements with various service providers.  Each Trustee is paid a fee for his or her services.  See “Expenses-Trustee Compensation” in Part 1 of this SAI.

            The Trust has an Executive Committee which consists of K. Dun Gifford, Dr. Russell A. Salton, III and the Chairman of the Board, Michael S. Scofield, each of whom is an Independent Trustee. The Executive Committee recommends Trustees to fill vacancies, prepares the agenda for Board Meetings, acts on routine matters between scheduled Board meetings and reviews and resolves conflicts of interest between the Fund and the Fund's investment advisor or its affiliates.  The Executive Committee also functions as the Nominating Committee and the Qualified Legal Compliance Committee (as further described below).  As of July 14, 2006, the Executive Committee assumed the responsibilities of the Litigation Oversight Committee, which was dissolved. The Executive Committee assumed responsibilities for overseeing and assisting Trustee oversight of: litigation commenced by or against the Evergreen funds; litigation commenced by or against any service provider to the Funds that relates to the Funds or that may have a material effect on the service provider’s ability to perform its services to the Funds; non-routine regulatory actions, examinations, inspections, or other activities in respect of any service provider to the Funds that relate to its services to the Funds or that may have a material effect on the service provider’s ability to perform its services to the Funds. For the period ended October 31, 2006, the Executive Committee held twenty-four committee meetings.

            The Nominating Committee is responsible for nominating candidates for election to the Board of Trustees by the full Board.  The Committee may solicit suggestions for persons to fill vacancies on the Boards of Trustees from such sources as it deems appropriate, including EIMC.  The Committee will consider nominations for openings on the Board of Trustees from shareholders who have separately or as a group held for at least one full year at least 5% of the outstanding shares of a Fund.  Shareholder recommendations should be sent to the attention of the Committee in care of the Fund’s Secretary and should include biographical information, including the proposed nominee’s business experience for the past ten years and a description of the qualifications of the proposed nominee, along with a statement from the proposed nominee that he or she is willing to serve and meets the requirements to be an Independent Trustee, if applicable.

            The Fund has a 15(c) Committee which consists of Charles A. Austin, III, K. Dun Gifford, Dr. Leroy Keith, Jr., Dr. Russell A. Salton, III, Richard Shima and the Chairman of the Committee, Michael S. Scofield, each of whom is an independent Trustee. The 15(c) Committee is responsible for gathering relevant information to assist the full Board in fulfilling its obligations relating to the initial approval and renewal of advisory and distribution contracts pursuant to Section 15 of the 1940 Act.  It may request information from and submit questions to the Fund's investment advisor and its affiliates in order for the full Board of Trustees to determine whether or not to enter into or renew Fund contracts. For the period ended October 31, 2006, the 15(c) Committee held four meetings.

            The Qualified Legal Compliance Committee is responsible for the establishment of written procedures for the confidential receipt, retention and consideration of any report of evidence of a material violation of an applicable U.S. federal or state securities law, a material breach of a fiduciary duty arising under U.S. federal or state law, or a similar material violation of any U.S. federal or state law by a Fund or by any officer, Trustee, employee or agent of a Fund.  The Committee is also responsible for determining whether an investigation is necessary regarding any report of evidence of a material violation.  If it is determined that there has been a material violation, the Committee is responsible for informing the Fund’s chief legal officer and chief executive officer and taking all other appropriate actions to respond to evidence of a material violation.

The Trust has an Audit Committee which consists of K. Dun Gifford, Patricia B. Norris and the Chairman of the Committee, Charles A. Austin III, each of whom is an Independent Trustee.  The purpose of the Audit Committee is to evaluate financial management, meet with the auditors and deal with other matters of a financial nature that it deems appropriate. As of July 14, 2006, the Audit Committee assumed the responsibilities of the Pricing Committee, which was dissolved.  The Audit Committee assumed the responsibilities for overseeing and assisting Trustee oversight of matters related to pricing and valuation of portfolio securities. For the period ended October 31, 2006, the Audit Committee held five committee meetings.

            The Trust has a 12b-1 Committee (formerly the Distribution and Shareholder Service Committee) which consists of William W. Pettit, Shirley L. Fulton, and the Chairman of the Committee, Dr. Leroy Keith, Jr., each of whom is an Independent Trustee. The 12b-1 Committee oversees and assists Trustee oversight of: the means by which shares of the Evergreen funds are distributed; expenditures by the Funds’ distributor of amounts paid under the Funds’ Rule 12b-1 plans; the nature and quality of services provided by the Funds’ transfer agent; and the overall level of servicing provided to shareholders in the Funds.For the fiscal year ended October 31, 2006, the 12b-1 Committee held four committee meetings.

            The Trust has a Performance Committee which consists of Gerald McDonnell, Dr. Russell A. Salton, III, David M. Richardson, Richard Wagoner and the Chairman of the Committee, Richard J. Shima.  The Performance Committee reviews all activities involving investment-related issues and activities of EIMC and any sub-advisors to the Evergreen funds and assesses the performance of the Evergreen funds. With the exception of Mr. Wagoner, the members of the Performance Committee are Independent Trustees. For the period ended October 31, 2006, the Performance Committee held five committee meetings.

            Set forth below are the Trustees of each of the fourteen Evergreen Trusts.  The address for each Trustee is P.O. Box 20083, Charlotte, North Carolina 28202. All shareholder communications should be sent to this address.

Independent Trustees:

Name and

Date of Birth	Position with Trust	Beginning Year of Term of Office[1]	Principal Occupations for Last Five Years	Number of Portfolios Overseen in Evergreen Funds Complex as of 12/31/2005	Other Directorships held outside of Evergreen Funds Complex
Charles A. Austin III DOB: 10/23/1934	Trustee	1991	Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The Francis Ouimet Society (scholarship program); Former Trustee, Mentor Funds and Cash Resource Trust; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice)	90	None
Shirley L. Fulton DOB: 1/10/1952	Trustee	2004	Partner, Tin, Fulton, Greene & Owen, PLLC (law firm); Former Partner, Helms, Henderson & Fulton, P.A. (law firm); Retired Senior Resident Superior Court Judge, 26th Judicial District, Charlotte, NC	90	None
K. Dun Gifford DOB: 10/23/1938	Trustee	1974	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Trustee, Mentor Funds and Cash Resource Trust	90	None
Dr. Leroy Keith, Jr. DOB: 2/14/1939	Trustee	1983	Partner, Stonington Partners, Inc. (private equity fund); Trustee, Phoenix Funds Family; Director, Diversapack Co. (packaging company); Director, Obagi Medical Products Co.; Former Director, Lincoln Educational Services; Former Trustee, Mentor Funds and Cash Resource Trust	90	Trustee, Phoenix Funds Family (consisting of 51 portfolios)
Gerald M. McDonnell DOB: 7/14/1939	Trustee	1988	Manager of Commercial Operations, SMI Steel Co. - South Carolina (steel producer); Former Trustee, Mentor Funds and Cash Resource Trust	90	None
Patricia B. Norris DOB: 4/9/1948	Trustee	2006	Former Partner, PricewaterhouseCoopers, LLP	89 [2]	None
William Walt Pettit DOB: 8/26/1955	Trustee	1984	Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp.; Director, National Kidney Foundation of North Carolina, Inc.; Member, Superior Land, LLC; Former Trustee, Mentor Funds and Cash Resource Trust	90	None

David M. Richardson

DOB: 9/19/1941	Trustee	1982	President, Richardson, Runden LLC (executive recruitment business development/consulting company); Consultant, Kennedy Information, Inc. (executive recruitment information and research company); Consultant, AESC (The Association of Executive Search Consultants); Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP (communications); Former Trustee, Mentor Funds and Cash Resource Trust	90	None

Dr. Russell A. Salton, III

DOB: 6/2/1947	Trustee	1984	President/CEO, AccessOne MedCard, Inc.; Former Medical Director, Healthcare Resource Associates, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust	90	None
Michael S. Scofield DOB: 2/20/1943	Trustee	1984	Retired Attorney, Law Offices of Michael S. Scofield; Director and Chairman, Branded Media Corporation (multi-media branding company); Former Trustee, Mentor Funds and Cash Resource Trust	90	None

Richard J. Shima

DOB: 8/11/1939	Trustee	1993	Independent Consultant; Trustee, Saint Joseph College (CT); Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director, Trust Company of CT; Former Director, Enhance Financial Services, Inc.; Former Director, Old State House Association; Former Trustee, Mentor Funds and Cash Resource Trust	90	None

Interested Trustee:

Richard K. Wagoner, CFA[3] DOB: 12/12/1937	Trustee	1999	Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Trustee, Mentor Funds and Cash Resource Trust	90	None

1       Each Trustee, except Mses. Fulton and Norris, serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. As new Trustees, Ms. Fulton's and Ms. Norris’ initial terms end March 31, 2007 and June 30, 2009, respectively, at which times they may be re-elected by Trustees to serve until a successor is duly elected or qualified or until his or her death, resignation, retirement or removal from office by the Trustees.

2          Ms. Norris’ information is as of July 1, 2006, the effective date of her trusteeship.

3       Mr. Wagoner is an "interested person" of the Evergreen funds because of his ownership of shares in Wachovia Corporation, the parent to the Evergreen funds' investment advisor.

Trustee Ownership of Evergreen Funds Shares

            Set forth in the table below are the names of the Evergreen funds in which the Trustees are invested. Amounts reflected include amounts received through the Trustees’ Deferred Compensation Plan. The table shows the dollar range of each Trustee’s investment in each Fund and the aggregate dollar range of their investment in the Evergreen funds complex, as of December 31, 2005 unless otherwise noted. Patricia B. Norris became a member of the Board of Trustees as of July 1, 2006.  Ms. Norris’s information is as of September 19, 2006.

Trustee

	Fund	Dollar Range of Investment in Fund	Aggregate Dollar Range of Investments in Evergreen Funds Complex
Charles A. Austin III	Evergreen Aggressive Growth Fund[1]	$50,001-$100,000	Over $100,000
	Evergreen Core Bond Fund[1]	$10,001-$50,000
	Evergreen Equity Income Fund[1]	$50,001-$100,000
	Evergreen Growth Fund[1]	$50,001-$100,000
	Evergreen Health Care Fund[2]	Over $100,000
	Evergreen International Equity Fund[1]	$10,001-$50,000
	Evergreen Large Cap Value Fund[1]	$10,001-$50,000
	Evergreen Mid Cap Growth Fund[1]	Over $100,000
	Evergreen Money Market Fund	Over $100,000
	Evergreen Omega Fund[2]	$50,001-$100,000
Shirley L. Fulton[3]	Evergreen Asset Allocation Fund[1]	$10,001-$50,000	Over $100,000
	Evergreen Small Cap Value Fund[1]	$10,001-$50,000
	Evergreen Health Care Fund[1]	$10,001-$50,000
	Evergreen Disciplined Value Fund[1]	$10,001-$50,000
	Evergreen International Equity Fund[1]	$10,001-$50,000
K. Dun Gifford[3]	Evergreen Asset Allocation Fund	$50,001-$100,000	Over $100,000
	Evergreen Equity Income Fund	$50,001-$100,000
	Evergreen Emerging Markets Growth Fund	$10,001-$50,000
	Evergreen Global Opportunities Fund	Over $100,000
Dr. Leroy Keith, Jr.	Evergreen Asset Allocation Fund	$1-$10,000	$10,001-$50,000
	Evergreen Income Advantage Fund	$1-$10,000
	Evergreen Limited Duration Fund	$10,001-$50,000
	Evergreen Managed Income Fund	$1-$10,000
	Evergreen Omega Fund	$1-$10,000
	Evergreen Utilities and High Income Fund	$1-$10,000
Gerald M. Mc Donnell[4]	Evergreen Adjustable Rate Fund	$10,001-$50,000	Over $100,000
	Evergreen Asset Allocation Fund[1]	$50,001-$100,000
	Evergreen Balanced Fund[1]	$50,001-$100,000
	Evergreen Emerging Markets Growth Fund	$10,001-$50,000
	Evergreen Equity Income Fund	$10,001-$50,000
	Evergreen Fundamental Large Cap Fund[2]	Over $100,000
	Evergreen Global Large Cap Equity Fund[1]	$10,001-$50,000
	Evergreen Health Care Fund	$10,001-$50,000
	Evergreen Income Advantage Fund	$1-$10,000
	Evergreen Large Cap Value Fund[1]	$50,001-$100,000
	Evergreen Managed Income Fund	$1-$10,000
	Evergreen Money Market Fund[2]	Over $100,000
	Evergreen Omega Fund[1]	$10,001-$50,000
	Evergreen Short Intermediate Bond Fund	$1-$10,000
	Evergreen Strategic Municipal Bond Fund	$10,001-$50,000
	Evergreen Utilities and High Income Fund	$1-$10,000
Patricia B. Norris	Evergreen Disciplined Small-Mid Value Fund	$10,001 - $50,000	Over $100,000
	Evergreen Disciplined Value Fund	$10,001 - $50,000
	Evergreen Emerging Markets Growth Fund	$10,001 - $50,000
	Evergreen Global Opportunities Fund	$10,001 - $50,000
	Evergreen Growth Fund	$10,001 - $50,000
	Evergreen Health Care Fund	$10,001 - $50,000
	Evergreen International Equity Fund	$10,001 - $50,000
	Evergreen Precious Metals Fund	$10,001 - $50,000
	Evergreen Utility and Telecommunications Fund	$10,001 - $50,000
William Walt Pettit	Evergreen Aggressive Growth Fund	$1-$10,000	Over $100,000
	Evergreen Asset Allocation Fund[1]	$1-$10,000
	Evergreen Emerging Growth Fund[1]	$1-$10,000
	Evergreen Emerging Markets Growth Fund	$1-$10,000
	Evergreen Equity Income Fund[2]	$1-$10,000
	Evergreen Fundamental Large Cap Fund[2]	Over $100,000
	Evergreen Global Large Cap Equity Fund[2]	$1-$10,000
	Evergreen Global Opportunities Fund[1]	Over $100,000
	Evergreen Growth Fund[1]	Over $100,000
	Evergreen Health Care Fund[1]	Over $100,000
	Evergreen International Equity Fund[1]	$1-$10,000
	Evergreen Large Cap Equity Fund[1]	Over $100,000
	Evergreen Large Cap Value Fund[1]	$1-$10,000
	Evergreen Money Market Fund	$10,001-$50,000
	Evergreen Utility and Telecommunications Fund[1]	Over $100,000
David M. Richardson	Evergreen Asset Allocation Fund	$10,001-$50,000	Over $100,000
	Evergreen Managed Income Fund	$50,001-$100,000
	Evergreen Omega Fund	$10,001-$50,000
	Evergreen Special Values Fund	$50,001-$100,000
	Evergreen Utilities and High Income Fund	$10,001-$50,000
Dr. Russell A. Salton, III	Evergreen Asset Allocation Fund[1]	Over $100,000	Over $100,000
	Evergreen Global Opportunities Fund[1]	Over $100,000
	Evergreen Large Cap Value Fund[1]	Over $100,000
Michael S. Scofield	Evergreen Asset Allocation Fund	$10,001-$50,000	Over $100,000
	Evergreen Aggressive Growth Fund	$10,001-$50,000
	Evergreen Balanced Fund[2]	Over $100,000
	Evergreen Core Bond Fund[1]	$50,001-$100,000
	Evergreen Disciplined Value Fund	$10,001-$50,000
	Evergreen Equity Index Fund	$10,001-$50,000
	Evergreen Global Opportunities Fund	$10,001-$50,000
	Evergreen Health Care Fund	$10,001-$50,000
	Evergreen Income Advantage Fund	$1-$10,000
	Evergreen Managed Income Fund	$1-$10,000
	Evergreen Special Equity Fund	$10,001-$50,000
	Evergreen Treasury Money Market Fund	$1-$10,000
	Evergreen Utilities and Telecommunications Fund	$10,001-$50,000
Richard J. Shima	Evergreen Asset Allocation Fund[1]	Over $100,000	Over $100,000
	Evergreen Balanced Fund	$50,001-$100,000
	Evergreen Connecticut Municipal Bond Fund	$50,001-$100,000
	Evergreen Global Large Cap Equity Fund	Over $100,000
	Evergreen Global Opportunities Fund	Over $100,000
	Evergreen Income Advantage Fund	$10,001-$50,000
	Evergreen International Equity Fund	$10,001-$50,000
	Evergreen Large Cap Value Fund[1]	Over $100,000
	Evergreen Managed Income Fund	$10,001-$50,000
	Evergreen Omega Fund	$50,001-$100,000
	Evergreen Utilities and High Income Fund	$10,001-$50,000

Richard K. Wagoner	Evergreen Equity Income Fund	Over $100,000	Over $100,000
	Evergreen Income Advantage Fund	$1-$10,000
	Evergreen Managed Income Fund	$1-$10,000
	Evergreen Mid Cap Growth Fund	$50,001-$100,000
	Evergreen Money Market Fund	$10,001-$50,000
	Evergreen Municipal Money Market Fund	$1-$10,000
	Evergreen Omega Fund	Over $100,000
	Evergreen Special Values Fund	Over $100,000
	Evergreen Utilities and High Income Fund	$1-$10,000

1          Invested through the Trustees’ Deferred Compensation Plan.  The Deferred Compensation Plan allows each Trustee to defer any or all of his or her compensation for serving as Trustee, and to have such compensation invested into a deferral account.  The investment performance of the deferral account is based on the investment performance of the particular Evergreen fund(s) selected by the Trustee.

2          Amount shown includes direct investments as well as investments through the Trustees' Deferred Compensation Plan. Dollar ranges of investments held directly in these funds are as follows: Mr. Austin – Evergreen Health Care Fund, $10,001 - $50,000; Evergreen Omega Fund, $10,001 - $50,000. Mr. McDonnell – Evergreen Fundamental Large Cap Fund, $10,001 - $50,000 and Evergreen Money Market Fund, $1 - $10,000. Mr. Pettit – Evergreen Equity Income Fund, $1 - $10,000; Evergreen Fundamental Large Cap Fund, $10,001 - $50,000; Evergreen Global Large Cap Equity Fund, $1 - $10,000. Mr. Scofield – Evergreen Balanced Fund, $10,001-$50,000.

3       Information for Ms. Fulton and Mr. Gifford has been updated to reflect holdings as of July 26, 2006.

4       In addition to the amounts shown in the table, Mr. McDonnell has $10,001-$50,000 invested in a 529 Education Savings Plan which may from time to time invest in certain of the Evergreen funds.

Set forth below are the principal officers of each of the fourteen Evergreen Trusts.

Name, Address and Date of Birth	Position with Trust	Principal Occupation for Last Five Years
Dennis H. Ferro 401 S. Tryon Charlotte, NC 28288 DOB: 6/20/1945	President since 2003	President and Chief Executive Officer, Evergreen Investment Company, Inc. and Executive Vice President, Wachovia Bank, N.A.; former Chief Investment Officer, Evergreen Investment Company, Inc.
Kasey Phillips 200 Berkeley Street Boston, MA 02116 DOB: 12/12/1970	Treasurer since 2005[1]	Senior Vice President, Evergreen Investment Services, Inc.; Former Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice President, Evergreen Investment Services, Inc.
Jeremy DePalma 200 Berkeley Street Boston, MA 02116 DOB: 2/5/1974	Treasurer since 2005[1]	Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice President, Evergreen Investment Services, Inc.
Michael H. Koonce 200 Berkeley Street Boston, MA 02116 DOB: 4/20/1960	Secretary since 2000	Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Senior Vice President and Assistant General Counsel, Wachovia Corporation
James Angelos 200 Berkeley Street Boston, MA 02116 DOB: 9/2/1947	Chief Compliance Officer since 2004	Chief Compliance Officer, Evergreen Funds and Senior Vice President of Evergreen Investments Co, Inc; Former Director of Compliance, Evergreen Investment Services, Inc.

1          Kasey Phillips is the Treasurer for Evergreen Fixed Income Trust, Evergreen International Trust, Evergreen Municipal Trust, Evergreen Select Fixed Income Trust, Evergreen Income Advantage Fund, Evergreen Managed Income Fund, Evergreen Utilities and High Income Fund and Evergreen International Balanced Income Fund.  Jeremy DePalma is the Treasurer to Asset Allocation Trust, Evergreen Equity Trust, Evergreen Money Market Trust, Evergreen Select Equity Trust, Evergreen Select Money Market Trust and Evergreen Variable Annuity Trust.

Officers and certain Trustees of the Funds may be affiliated persons of the Funds and an affiliated person of EIMC or EIS by virtue of their positions as an officer or employee of EIMC or EIS.

POLICY FOR DISSEMINATION OF PORTFOLIO HOLDINGS

            A complete listing of portfolio holdings for every Fund as of the calendar quarter end will be available to the public approximately 15 calendar days after the calendar quarter end. Such listing to be posted to EvergreenInvestments.com as soon after the 15 days as possible. In addition, certain Funds (such as Evergreen money market funds) may make available to the public a complete list of holdings as of month end, posted to EvergreenInvestments.com within approximately 15 calendar days after the month end.  Once released to the web, there are no restrictions on providing the data to any shareholder or external party.

            Except as described below, no other dissemination of portfolio holdings is allowed to any shareholder, potential shareholder or party external to Evergreen except those disclosed below and disseminations (i) required by law, (ii) to affiliated or unaffiliated service providers (including the investment advisor, custodian, transfer agent, principal underwriter, etc.) that have a legal or contractual duty to keep such information confidential, (iii) to other persons who owe a fiduciary or other duty of trust or confidence to the Fund (such as the Fund's legal counsel and independent registered public accounting firm), or (iv) to institutional investment consultants or mutual fund analytical firms and, in such cases, only where there are signed confidentiality agreements in place. Institutional investment consultants are those organizations who utilize fund holdings data and characteristics such as beta, P/E ratio, etc. to screen investment vehicles for their large, institutional clients.  These consultants typically compare the Funds against other investment firms’ products to see which is most suitable for the clients.  In presentations to clients, these consultants will sometimes provide data regarding the Funds and how they compared to products of other investment advisors.  The confidentiality agreements applicable to these situations preclude these firms from providing any client with holdings data until the 15th calendar day after quarter end when the data is available to the public.

            This policy applies to affiliates of Evergreen such as Wachovia Trust and Wachovia Securities.  Officers of the Funds may authorize disclosure of the Fund’s portfolio securities in accordance with this policy.  The Fund’s Board reviewed this policy and has designated a chief compliance officer to be responsible for monitoring compliance with the policy.  The chief compliance officer reports directly to the Board.

            As of the date of this SAI, the Funds had ongoing arrangements with the following recipients to make available non-public portfolio holdings information relating to the Funds:

Recipient	Purpose	Timing
State Street Bank and Trust Company	Fund’s custodian	Daily
KPMG LLP	Fund’s independent registered public accounting firm	As necessary in connection with financial statements and SEC filings
EIS	Fund’s administrator	Daily
ESC	Fund’s transfer agent	Quarterly
EIMC	Fund’s investment advisor	Daily
MWCM	Fund’s Sub-advisor	Daily
Moody's Investor Services, Inc.	Provides rating services for the Fund	Weekly
Capital Access International	Analytical	Monthly
Lipper	Analytical	Monthly
Northern Trust Company	Analytical	Monthly
Thomson Financial, Inc.	Analytical	Monthly
Wachovia Fiduciary Compliance	Compliance Filings	Quarterly

            Once portfolio holdings information is made public, there are no restrictions on providing the data to any shareholder or other party.

CORPORATE AND MUNICIPAL BOND RATINGS

The Fund relies on ratings provided by independent rating services to help determine the credit quality of bonds and other obligations the Fund intends to purchase or already owns.  A rating is an opinion of an issuer’s ability to pay interest and/or principal when due.  Ratings reflect an issuer’s overall financial strength and whether it can meet its financial commitments under various economic conditions.

If a security held by the Fund loses its rating or has its rating reduced after the Fund has purchased it, the Fund is not required to sell or otherwise dispose of the security, but may consider doing so.

The principal rating services, commonly used by the Fund and investors generally, are S&P and Moody’s.  The Fund may also rely on ratings provided by Fitch.  Rating systems are similar among the different services.  As an example, the chart below compares basic ratings for long-term bonds.  The “Credit Quality” terms in the chart are for quick reference only.  Following the chart are the specific definitions each service provides for its ratings.

COMPARISON OF LONG-TERM BOND RATINGS

MOODY’S	S&P	FITCH	Credit Quality
Aaa	AAA	AAA	Excellent Quality (lowest risk) *
Aa	AA	AA	Almost Excellent Quality (very low risk) *
A	A	A	Good Quality (low risk) *
Baa	BBB	BBB	Satisfactory Quality (some risk) *
Ba	BB	BB	Questionable Quality (definite risk) **
B	B	B	Low Quality (high risk) **
Caa/Ca/C	CCC/CC/C	CCC/CC/C	In or Near Default **
	D	DDD/DD/D	In Default **

* Consider investment grade.

** Considered below investment grade.

CORPORATE BONDS

LONG-TERM RATINGS

Moody’s Corporate Long-Term Bond Ratings

Aaa  Bonds which are rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edged.”  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AaBonds which are rated Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A  Bonds which are ratedA possess many favorable investment attributes and are to be considered as upper-medium-grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa  Bonds which are rated Baa are considered as medium-grade obligations (i.e. they are neither highly protected nor poorly secured).  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba  Bonds which are rated Baare judged to have speculative elements; their future cannot be considered as well-assured.  Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B  Bonds which are rated B generally lack characteristics of the desirable investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa  Bonds which are rated Caa are of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca  Bonds which are rated Ca represent obligations which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

C  Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers,1, 2 and 3 in each generic rating classification from Aa to Caa.  The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range raking and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

S&P  Corporate Long-Term Bond Ratings

AAA  An obligation rated AAA has the highest rating assigned by S&P.  The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA  An obligation rated AA differs from the highest-rated obligations only in small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A   An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB  An obligation rated BBB exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C:As described below, obligations rated  BB, B, CCC, CC, and C are regarded as having significant speculative characteristics.  BB indicates the least degree of speculation and C the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB  An obligation rated BB is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B  An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet it financial commitment on the obligation.

CCC  An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC  An obligation rated CC is currently highly vulnerable to nonpayment.

C  The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D  The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred--and not where a default is only expected.  S&P changes ratings to D either:

On the day an interest and/or principal payment is due and is not paid.  An exception is made if there is a grace period and S&P believes that a payment will be made, in which case the rating can be maintained; or

Upon voluntary bankruptcy filing or similar action.  An exception is made if S&P expects that debt service payments will continue to be made on a specific issue.  In the absence of a payment default or bankruptcy filing, a technical default (i.e., covenant violation) is not sufficient for assigning a D rating.

Plus (+) or minus (-)  The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Fitch Corporate Long-Term Bond Ratings

Investment Grade

AAA  Highest credit quality.   AAA ratings denote the lowest expectation of credit risk.  They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA  Very high credit quality.  AA ratings denote a very low expectation of credit risk.  They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A  High credit quality.  A ratings denote a lower expectation of credit risk.  The capacity for timely payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB  Good credit quality.  BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.  This is the lowest investment-grade category.

Speculative Grade

BB  Speculative.  BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met.  Securities rated in this category are not investment grade.

B  Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains.  Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C       High default risk.  Default is a real possibility.  Capacity for meeting financial commitment is solely reliant upon sustained, favorable business or economic developments.   A CC rating indicates that default of some kind appears probable.  C ratings signal imminent default.

DDD, DD, D       Default.  The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines.  ‘DDD’ obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest.  “DD” indicates potential recoveries in the range of 50%-90% and ‘D’ the lowest recovery potential, i.e., below 50%.

Entities rated in this categoryhave defaulted on some or all of their obligations. Entities rated ‘DDD’ have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated ‘DD’ and ‘D’ are generally undergoing a formal reorganization or liquidation process; those rated ‘DD’ are likely to satisfy a higher portion of their outstanding obligations, while entities rated ‘D’ have a poor prospect of repaying all obligations.

+ or -may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to the AAA rating category or to categories below CCC or to short-term ratings (as discussed below) other than F1.

CORPORATE SHORT-TERM RATINGS

Moody’s Corporate Short-Term Issuer Ratings

Prime-1  Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.  Prime-1 repayment ability will often be evidenced by many of the following characteristics.

--  Leading market positions in well-established industries.

--  High rates of return on funds employed.

--  Conservative capitalization structure with moderate reliance on debt and ample asset protection.

--  Broad margins in earnings coverage of fixed financial changes and high internal cash generation.

--  Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2  Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.  This will normally be evidenced by many of the characteristics cited above but to a lesser degree.  Earnings trends and coverage ratios, while sound, may be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternate liquidity is maintained.

Prime-3  Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations.  The effect of industry characteristics and market compositions may be more pronounced.  Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.  Adequate alternate liquidity is maintained.

Not PrimeIssuers rated Not Prime do not fall within any of the Prime rating categories.

S&P Corporate Short-Term Obligation Ratings

A-1A short-term obligation rated A-1 is rated in the highest category by S&P.  The obligor’s capacity to meet its financial commitment on the obligation is strong.   Within this category certain obligations are designated with a plus sign (+).  This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3A short-term obligation rated A-3 exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B  A short-term obligation rated B is regarded as having significant speculative characteristics.  The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C  A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

DThe D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred--and not where a default is only expected.  S&P changes ratings to D either:

On the day an interest and/or principal payment is due and is not paid.  An exception is made if there is a grace period and S&P believes that a payment will be made, in which case the rating can be maintained; or

Upon voluntary bankruptcy filing or similar action, An exception is made if S&P expects that debt service payments will continue to be made on a specific issue.  In the absence of a payment default or bankruptcy filing, a technical default (i.e., covenant violation) is not sufficient for assigning a D rating.

Fitch Corporate Short-Term Obligation Ratings

F1  Highest credit quality.  Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2  Good credit quality.  A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3  Fair credit quality.  The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B  Speculative.  Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C  High default risk.  Default is a real possibility.  Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D  Default. Denotes actual or imminent payment default.

MUNICIPAL BONDS

LONG-TERM RATINGS

Moody’s Municipal Long-Term Bond Ratings

Aaa  Bonds rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edged.”  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa  Bonds rated Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A  Bonds ratedA possess many favorable investment attributes and are to be considered as upper-medium grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa  Bonds rated Baa are considered as medium-grade obligations i.e., they are neither highly protected nor poorly secured.  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba  Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well-assured.  Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B  Bonds rated B generally lack characteristics of the desirable investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa  Bonds rated Caa are of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca  Bonds rated Ca represent obligations which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

C  Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers1, 2 and 3 in each generic rating classification from Aa to B.  The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range raking and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

S&P Municipal Long-Term Bond Ratings

AAA  An obligation rated AAA has the highest rating assigned by S&P.  The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA  An obligation rated AA differs from the highest-rated obligations only in small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A   An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB  An obligation rated BBB exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C:As described below, obligations rated  BB, B, CCC, CC and C are regarded as having significant speculative characteristics.   BB indicates the least degree of speculation and C the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB  An obligation rated BB is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B  An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet it financial commitment on the obligation.

CCC  An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC  An obligation rated CC is currently highly vulnerable to nonpayment.

C  The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D  An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-)  The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Fitch Municipal Long-Term Bond Ratings

Investment Grade

AAA  Highest credit quality.   AAA ratings denote the lowest expectation of credit risk.  They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA  Very high credit quality.  AA ratings denote a very low expectation of credit risk.  They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A  High credit quality.  A ratings denote a lower expectation of credit risk.  The capacity for timely payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB  Good credit quality.  BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.  This is the lowest investment-grade category.

Speculative Grade

BB  Speculative.  BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met.  Securities rated in this category are not investment grade.

B  Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains.  Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C  High default risk.  Default is a real possibility.  Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.  A CC rating indicates that default of some kind appears probable.  C ratings signal imminent default.

DDD, DD, D  Default.  The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor.  While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines.  DDD obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest.  DDindicates potential recoveries in the range of 50%-90% and Dthe lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some of all of their obligations.  Entities rated DDD have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process.  Entities rated DD and D are generally undergoing a formal reorganization or liquidation process: those rated DD are likely to satisfy a higher portion of their outstanding obligations, while entities rated D have a poor prospect of repaying all obligations.

+ or -may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to the AAA rating category or to categories below CCC or to short-term ratings (as discussed below) other than F1.

SHORT-TERM MUNICIPAL RATINGS

Moody’s Municipal Short-Term Issuer Ratings

Prime-1  Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.  Prime-1 repayment ability will often be evidence by many of the following characteristics.

--  Leading market positions in well-established industries.

--  High rates of return on funds employed.

--  Conservative capitalization structure with moderate reliance on debt and ample asset protection.

--  Broad margins in earnings coverage of fixed financial changes and high internal cash generation.

--  Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2   Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.  This will normally be evidenced by many of the characteristics cited above but to a lesser degree.  Earnings trends and coverage ratios, while sound, may be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternate liquidity is maintained.

Prime-3   Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations.  The effect of industry characteristics and market compositions may be more pronounced.  Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.  Adequate alternate liquidity is maintained.

Not PrimeIssuers rated Not Prime do not fall within any of the Prime rating categories.

Moody’s Municipal Short-Term Loan Ratings

MIG 1  This designation denotes best quality.  There is strong protection by established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2  This designation denotes high quality.  Margins of protection are ample although not so large as in the preceding group.

MIG 3  This designation denotes favorable quality.  Liquidity and cash-flow protection may be narrow and market access for refinancing is likely to be less well established.

SG  This designation denotes speculative quality.  Debt instruments in this category may lack margins of protection.

S&P Commercial Paper Ratings

A-1  This designation indicates that the degree of safety regarding timely payment is strong.  Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2  Capacity for timely payment on issues with this designation is satisfactory.  However, the relative degree of safety is not as high as for issues designated A-1.

A-3  Issues carrying this designation have an adequate capacity for timely payment.  They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B  Issues rated B are regarded as having only speculative capacity for timely payment.

C  This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D  Debt rated D is in payment default.  The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

S&P Municipal Short-Term Obligation Ratings

SP-1  Strong capacity to pay principal and interest.  An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2  Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3  Speculative capacity to pay principal and interest.

Fitch Municipal Short-Term Obligation Ratings

F1  Highest credit quality.  Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2  Good credit quality.  A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3  Fair credit quality.  The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B  Speculative.  Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C  High default risk.  Default is a real possibility.  Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D  Default. Denotes actual or imminent payment default.

ADDITIONAL INFORMATION

            Except as otherwise stated in its prospectus or required by law, the Fund reserves the right to change the terms of the offer stated in its prospectus without shareholder approval, including the right to impose or change fees for services provided.

            No dealer, salesman or other person is authorized to give any information or to make any representation not contained in the Fund's prospectus, SAI or in supplemental sales literature issued by the Fund or EIS, and no person is entitled to rely on any information or representation not contained therein.

            The Fund's prospectus and SAI omit certain information contained in the Trust's registration statement, which you may obtain for a fee from the SEC in Washington, D.C.

Appendix A

Evergreen Investment Management Company, LLC

Proxy Voting Policy and Procedures

June 10, 2006

Statement of Principles

Evergreen Investment Management Company (Evergreen) recognizes it has a fiduciary duty to vote proxies on behalf of clients who have delegated such responsibility to Evergreen, and that in all cases proxies should be voted in a manner reasonably believed to be in the clients' best interest.

Proxy Voting Records

A copy of the proxy voting records indicating how the Evergreen funds voted proxies relating to portfolio securities during the twelve-month period ended June 30, 2005 may be obtained, without charge, by visiting our website at EvergreenInvestments.com or the SEC’s website at http://www.sec.gov.

Corporate Governance Committee

Evergreen has established a corporate governance committee (Committee) which is a sub-committee of Evergreen's Investment Policy Committee. The Committee is responsible for approving Evergreen's proxy voting policies, procedures and guidelines, for overseeing the proxy voting process, and for reviewing proxy voting on a regular basis. The Committee will meet quarterly to review reports of all proxies voted for the prior period and to conduct other business as required.

Share Blocking

EIMCO does not vote global proxies, with share blocking restrictions, requiring shares to be prohibited from sale.

Conflicts of Interest

Evergreen recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of its clients. Such circumstances may include, but are not limited to, situations where Evergreen or one or more of its affiliates has a client or customer relationship with the issuer of the security that is the subject of the proxy vote.

In most cases, structural and informational barriers within Evergreen and Wachovia Corporation will prevent Evergreen from becoming aware of the relationship giving rise to the potential conflict of interest. In such circumstances, Evergreen will vote the proxy according to its standard guidelines and procedures described above.

If persons involved in proxy voting on behalf of Evergreen become aware of a potential conflict of interest, the Committee shall consult with Evergreen's Legal Department and consider whether to implement special procedures with respect to the voting of that proxy, including whether an independent third party should be retained to vote the proxy.

Concise Domestic Proxy Voting Guidelines

The following is a concise summary of the Evergreen Investments Management Company LLC proxy voting policy guidelines for 2006.

1. Auditors

Ratifying Auditors

Vote FOR proposals to ratify auditors, unless:

  An auditor has a financial interest in or association with the company, and is therefore not independent;
  There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position; or
  Fees for non-audit services are excessive.

2. Board of Directors

Voting on Director Nominees in Uncontested Elections

Vote CASE-BY-CASE on director nominees, examining, but not limited to, the following factors:

  Composition of the board and key board committees;
  Attendance at board and committee meetings;
  Corporate governance provisions and takeover activity;
  Disclosures under Section 404 of the Sarbanes-Oxley Act;
  Long-term company performance relative to a market and peer index;
  Extent of the director’s investment in the company;
  Existence of related party transactions;
  Whether the chairman is also serving as CEO;
  Whether a retired CEO sits on the board;
  Number of outside boards at which a director serves.

WITHHOLD from individual directors who:

  Attend less than 75 percent of the board and committee meetings without a valid excuse (such as illness, service to the nation, work on behalf of the company);
  Sit on more than six public company boards;
  Are CEOs of public companies who sit on the boards of more than two public companies besides their own (withhold only at their outside boards).

WITHHOLD from the entire board (except for new nominees, who should be considered on a CASE-BY-CASE basis) if:

  The company’s poison pill has a dead-hand or modified dead-hand feature. Withhold every year until this feature is removed;
  The board adopts or renews a poison pill without shareholder approval since the beginning of 2005, does not commit to putting it to shareholder vote within 12 months of adoption or reneges on a commitment to put the pill to a vote and has not yet been withheld from for this issue;
  The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year;
  The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years;
  The board failed to act on takeover offers where the majority of the shareholders tendered their shares;
  At the previous board election, any director received more than 50 percent withhold votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold rate;
  A Russell 3000 company underperformed its industry group (GICS group). The test will consist of the bottom performers within each industry group (GICS) based on a weighted average TSR. The weightings are as follows: 20 percent weight on 1-year TSR; 30 percent weight on 3-year TSR; and 50 percent weight on 5-year TSR. Company’s response to performance issues will be considered before withholding.

WITHHOLD from inside directors and affiliated outside directors when:

  The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;
  The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;
  The full board is less than majority independent.

WITHHOLD from the members of the Audit Committee if:

  The non-audit fees paid to the auditor are excessive;
  A material weakness identified in the Section 404 disclosures rises to a level of serious concern; there are chronic internal control issues and an absence of established effective control mechanisms.

WITHHOLD from the members of the Compensation Committee if:

  There is a negative correlation between chief executive pay and company performance;
  The company fails to submit one-time transfers of stock options to a shareholder vote;
  The company fails to fulfill the terms of a burn rate commitment they made to shareholders;
  The company has poor compensation practices.

WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.

Independent Chair (Separate Chair/CEO)

Generally vote FOR shareholder proposals requiring the position of chair be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:

  Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.);
  Two-thirds independent board;
  All-independent key committees;
  Established governance guidelines;
  The company does not under-perform its peers.

Majority Vote Shareholder Proposals

Generally vote FOR reasonably crafted shareholders proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company’s bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections). Consider voting AGAINST the shareholder proposal if the company has adopted a formal corporate governance policy that present a meaningful alternative to the majority voting standard and provide an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

At a minimum, a company’s policy should articulate the following elements to adequately address each director nominee who fails to receive an affirmative of majority of votes cast in an election:

  Established guidelines disclosed annually in the proxy statement concerning the process to follow for nominees who receive majority withhold votes;
  The policy needs to outline a clear and reasonable timetable for all decision-making regarding the nominee’s status;
  The policy needs to specify that the process of determining the nominee’s status will be managed by independent directors and must exclude the nominee in question;
  An outline of a range of remedies (for example, acceptance of the resignation, maintaining the director but curing the underlying causes of the withheld votes, etc.);
  The final decision on the nominee’s status should be promptly disclosed via an SEC filing. The policy needs to include the timeframe for disclosure and require a full explanation of how the decision was reached.

In addition, the company should articulate to shareholders why its policy is the best structure for demonstrating accountability to shareholders.

3. Proxy Contests

Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

  Long-term financial performance of the target company relative to its industry;
  Management’s track record;
  Background to the proxy contest;
  Qualifications of director nominees (both slates);
  Strategic plan of dissident slate and quality of critique against management;
  Likelihood that the proposed goals and objectives can be achieved (both slates);
  Stock ownership positions.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

4. Takeover Defenses

Poison Pills

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

  Shareholders have approved the adoption of the plan; or
  The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e. the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within twelve months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within twelve months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

  No lower than a 20 percent trigger, flip-in or flip-over;
  A term of no more than three years;
  No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;
  Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

5. Mergers and Corporate Restructurings

For mergers and acquisitions, evaluate the proposed transaction based on these factors:

  Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable?
  Market reaction - How has the market responded to the proposed deal?
  Strategic rationale - Does the deal make sense strategically? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable.
  Negotiations and process - Were the terms of the transaction negotiated at arm's length? Was the process fair and equitable?
  Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests.
  Governance - Will the combined company have a better or worse governance profile than the parties to the transaction?

6. State of Incorporation

Reincorporation Proposals

Vote CASE-BY-CASE on proposals to change a company's state of incorporation, taking into consideration both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, comparative economic benefits, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

7. Capital Structure

Common Stock Authorization

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance. Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being de-listed or if a company's ability to continue to operate as a going concern is uncertain. In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, vote FOR the increase based on the company's performance and whether the company’s ongoing use of shares has shown prudence.

Issue Stock for Use with Rights Plan

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

Preferred Stock

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock). Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote FOR proposals to create "de-clawed" blank check preferred stock (stock that cannot be used as a takeover defense). Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

8. Executive and Director Compensation

Equity Compensation Plans

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the plan if:

  The total cost of the company’s equity plans is unreasonable;
  The plan expressly permits the repricing of stock options without prior shareholder approval;
  There is a disconnect between CEO pay and the company’s performance;
  The company’s three year burn rate exceeds the greater of 2 percent and the mean plus 1 standard deviation of its industry group; or
  The plan is a vehicle for poor pay practices.

Director Compensation

Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company’s allowable cap. Vote for the plan if ALL of the following qualitative factors in the board’s compensation plan are met and disclosed in the proxy statement:

  Stock ownership guidelines with a minimum of three times the annual cash retainer.
  Vesting schedule or mandatory holding/deferral period:

  A minimum vesting of three years for stock options or restricted stock; or
  Deferred stock payable at the end of a three-year deferral period.
  A balanced mix between cash and equity. If the mix is heavier on equity, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.
  No retirement/benefits and perquisites for non-employee directors; and
  A table with a detailed disclosure of the cash and equity compensation for each non-employee director for the most recent fiscal year.

Disclosure of CEO Compensation-Tally Sheet

Companies should provide better and more transparent disclosure related to CEO pay. Consider withhold votes in the future from the compensation committee and voting against equity plans if compensation disclosure is not improved and a tally sheet is not provided.

Employee Stock Purchase Plans--Qualified Plans

Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR plans if:

  Purchase price is at least 85 percent of fair market value;
  Offering period is 27 months or less; and
  The number of shares allocated to the plan is ten percent or less of the outstanding shares.

Employee Stock Purchase Plans--Non-Qualified Plans

Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR plans with:

  Broad-based participation (i.e., all employees with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);
  Limits on employee contribution (a fixed dollar amount or a percentage of base salary);
  Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;
  No discount on the stock price on the date of purchase since there is a company matching contribution.

Option Exchange Programs/Re-pricing Options

Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration historic trading patterns, rationale for the re-pricing, value-for-value exchange treatment of surrendered options, option vesting, term of the option, exercise price and participation. Vote FOR shareholder proposals to put option re-pricing to a shareholder vote.

Severance Agreements for Executives/Golden Parachutes

Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include:

  A trigger beyond the control of management;
  The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs;
  Change-in-control payments should be double-triggered, i.e., (1) after a change in the company’s ownership structure has taken place, and (2) termination of the executive as a result of the change in control.

9. Corporate Responsibility

Animal Rights

Generally vote AGAINST proposals to phase out the use of animals in product testing unless:

  The company is conducting animal testing programs that are unnecessary or not required by regulation;
  The company is conducting animal testing when suitable alternatives are accepted and used at peer firms;
  There is a disconnect between CEO pay and the company’s performance;
  The company has been the subject of recent, significant controversy related to its testing programs.

Generally vote FOR proposals seeking a report on the company’s animal welfare standards.

Drug Pricing and Re-importation

Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing. Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:

  The existing level of disclosure on pricing policies;
  Deviation from established industry pricing norms;
  The company’s existing initiatives to provide its products to needy consumers;
  Whether the proposal focuses on specific products or geographic regions.

Generally vote FOR proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug re-importation unless such information is already publicly disclosed. Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug re-importation.

Genetically Modified Foods

Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Tobacco

Most tobacco-related proposals (such as on second-hand smoke, advertising to youth and spin-offs of tobacco-related business) should be evaluated on a CASE-BY-CASE basis.

Toxic Chemicals

Generally vote FOR resolutions requesting that a company discloses its policies related to toxic chemicals. Vote CASE-BY-CASE on resolutions requesting that companies evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals. Generally vote AGAINST resolutions requiring that a company reformulate its products within a certain timeframe unless such actions are required by law in specific markets.

Arctic National Wildlife Refuge

Generally vote AGAINST request for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless:

  New legislation is adopted allowing development and drilling in the ANWR region;
  The company intends to pursue operations in the ANWR; and
  The company has not disclosed an environmental risk report for its ANWR operations.

Concentrated Area Feeding Operations (CAFOs)

Vote FOR resolutions requesting that companies report to shareholders on the risks and liabilities associated with CAFOs unless:

  The company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring; or
  The company does not directly source from CAFOs.

Global Warming and Kyoto Protocol Compliance

Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company’s line of business. Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.

Generally vote FOR resolutions requesting that companies outline their preparations to comply with standards established by Kyoto Protocol signatory markets unless:

  The company does not maintain operations in Kyoto signatory markets;
  The company already evaluates and substantially discloses such information; or,
  Greenhouse gas emissions do not significantly impact the company’s core businesses.

Political Contributions

Vote CASE-BY-CASE on proposals to improve the disclosure of a company's political contributions considering: any recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and the public availability of a policy on political contributions. Vote AGAINST proposals barring the company from making political contributions.

Link Executive Compensation to Social Performance

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities.

Outsourcing/Offshoring

Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering: the risks associated with certain international markets; the utility of such a report; and the existence of a publicly available code of corporate conduct that applies to international operations.

Human Rights Reports

Vote CASE-BY-CASE on requests for reports detailing the company’s operations in a particular country and on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring.

10. Mutual Fund Proxies

Election of Directors

Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

Converting Closed-end Fund to Open-end Fund

Vote CASE-BY-CASE on conversion proposals, considering the following factors:

  Past performance as a closed-end fund;
  Market in which the fund invests;
  Measures taken by the board to address the discount; and
  Past shareholder activism, board activity, and votes on related proposals.

Establish Director Ownership Requirement

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Reimburse Shareholder for Expenses Incurred

Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the solicitation expenses.

Terminate the Investment Advisor

Vote CASE-BY-CASE on proposals to terminate the investment advisor, considering the following factors:

  Performance of the fund’s net asset value;
  The fund’s history of shareholder relations;
  The performance of other funds under the advisor’s management.

Concise Global Proxy Voting Guidelines

Following is a concise summary of general policies for voting global proxies. In addition, country- and market-specific policies, which are not captured below.

Financial Results/Director and Auditor Reports

Vote FOR approval of financial statements and director and auditor reports, unless:

  there are concerns about the accounts presented or audit procedures used; or
  the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Compensation

Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:

  there are serious concerns about the accounts presented or the audit procedures used;
  the auditors are being changed without explanation; or
  nonaudit-related fees are substantial or are routinely in excess of standard annual audit fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

ABSTAIN if a company changes its auditor and fails to provide shareholders with an explanation for the change.

Appointment of Internal Statutory Auditors

Vote FOR the appointment or reelection of statutory auditors, unless:

  there are serious concerns about the statutory reports presented or the audit procedures used;
  questions exist concerning any of the statutory auditors being appointed; or
  the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income

Vote FOR approval of the allocation of income, unless:

  the dividend payout ratio has been consistently below 30 percent without adequate explanation; or
  the payout is excessive given the company's financial position.

Stock (Scrip) Dividend Alternative

Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association

Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term

Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Transact Other Business

Vote AGAINST other business when it appears as a voting item.

Director Elections

Vote FOR management nominees in the election of directors, unless:

  Adequate disclosure has not been met in a timely fashion;
  There are clear concerns over questionable finances or restatements;
  There have been questionable transactions with conflicts of interest;
  There are any records of abuses against minority shareholder interests; and
  The board fails to meet minimum corporate governance standards.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.

Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).

Vote AGAINST labor representatives if they sit on either the audit or compensation committee, as they are not required to be on those committees.

Director Compensation

Vote FOR proposals to award cash fees to nonexecutive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote nonexecutive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both nonexecutive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for nonexecutive directors.

Discharge of Board and Management

Vote FOR discharge of the board and management, unless:

  there are serious questions about actions of the board or management for the year in question; or
  legal action is being taken against the board by other shareholders.

Vote AGAINST proposals to remove approval of discharge of board and management from the agenda.

Director, Officer, and Auditor Indemnification and Liability Provisions

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.

Board Structure

Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

Share Issuance Requests

General Issuances:

Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances:

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital

Vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

  the specific purpose of the increase (such as a share-based acquisition or merger) does not meet established guidelines for the purpose being proposed; or
  the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances (and less than 25 percent for companies in Japan).

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Capital Structures

Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.

Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional supervoting shares.

Preferred Stock

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets established guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests

Vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets established guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt

Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

Increase in Borrowing Powers

Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans:

Vote FOR share repurchase plans, unless:

  clear evidence of past abuse of the authority is available; or
  the plan contains no safeguards against selective buybacks.

Reissuance of Shares Repurchased:

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase In Par Value:

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

Reorganizations/Restructurings:

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions:

Vote FOR mergers and acquisitions, unless:

  the impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group; or
  the company's structure following the acquisition or merger does not reflect good corporate governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

ABSTAIN if there is insufficient information available to make an informed voting decision.

Mandatory Takeover Bid Waivers:

Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

Reincorporation Proposals:

Vote reincorporation proposals on a CASE-BY-CASE basis.

Expansion of Business Activities:

Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions:

Vote related-party transactions on a CASE-BY-CASE basis.

Compensation Plans:

Vote compensation plans on a CASE-BY-CASE basis.

Antitakeover Mechanisms:

Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals:

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

These Pro Forma Financial Statements relate specifically to the proposed transfer of the assets and liabilities of Atlas California Municipal Bond Fund, a series of Atlas Funds, to Evergreen California Municipal Bond Fund, a series of Evergreen Municipal

Evergreen California Municipal Bond Fund Pro Forma Combining Financial Statements (unaudited) Pro Forma Combining Schedule of Investments September 30, 2006

These Pro Forma Financial Statements relate specifically to the proposed transfer of the assets and liabilities of Atlas California Municipal Bond Fund, a series of Atlas Funds, to Evergreen California Municipal Bond Fund, a series of Evergreen Municipal Trust, in exchange for Class A shares (to be issued to holders of shares of each of Atlas California Municipal Bond Fund, of beneficial interest, $0.001 par value per share, of Evergreen California Municipal Bond Fund). The period presented covers the twelve-month period from September 30, 2005 through September 30, 2006 and reflects financial information assuming the merger takes place.

	Evergreen California Municipal Bond Fund		Atlas California Municipal Bond Fund		Evergreen California Municipal Bond Fund Pro Forma

	Principal Amount	Value	Principal Amount	Value	Principal Amount	Value

MUNICIPAL OBLIGATIONS 98.3%
AIRPORT 0.7%
Los Angeles, CA Arpt. RRB, Los Angeles Intl. Arpt., Ser. B, 5.00%, 5/15/2008, (Insd. by MBIA)	0	$0	1,000,000	$1,024,290	1,000,000	$1,024,290
San Francisco, CA City & Cnty. RB, 5.00%, 5/1/2024, (Insd. by FGIC)	0	0	3,000,000	3,105,300	3,000,000	3,105,300

		0		4,129,590		4,129,590

EDUCATION 7.1%
California Edl. Facs. Auth. RB:
California College of the Arts, 5.75%, 6/1/2025	0	0	2,000,000	2,109,320	2,000,000	2,109,320
Lutheran Univ., Ser. C, 5.00%, 10/1/2024	0	0	1,215,000	1,262,907	1,215,000	1,262,907
Pepperdine Univ., 5.75%, 9/15/2030	0	0	2,000,000	2,104,000	2,000,000	2,104,000
Scripps College, 5.00%, 8/1/2031	0	0	500,000	512,920	500,000	512,920
Univ. of Redlands, 5.00%, 6/1/2033, (Insd. by FGIC)	0	0	2,715,000	2,832,071	2,715,000	2,832,071
California Edl. Facs. Auth. RRB:
Loyola Marymount Univ., 5.00%, 10/1/2022, (Insd. by MBIA)	0	0	700,000	721,833	700,000	721,833
Santa Clara Univ.:
5.00%, 9/1/2023, (Insd. by MBIA)	0	0	3,750,000	4,168,575	3,750,000	4,168,575
5.25%, 9/1/2016, (Insd. by AMBAC)	1,000,000	1,124,800	0	0	1,000,000	1,124,800
Stanford Univ., Ser. R, 5.00%, 11/1/2021	0	0	2,000,000	2,107,200	2,000,000	2,107,200
California State Univ. RB, Ser. A, 5.00%, 11/1/2025, (Insd. by AMBAC)	0	0	2,000,000	2,126,160	2,000,000	2,126,160
Menlo Park, CA Cmnty. Dev. RB, 3.70%, 1/1/2031	0	0	2,300,000	2,300,000	2,300,000	2,300,000
Riverside, CA, Riverside Cmnty. College RB, Ser. A, 5.50%, 8/1/2029, (Insd. by MBIA)	0	0	20,000	22,009	20,000	22,009
Sanger, CA Unified Sch. Dist. RRB, 5.60%, 8/1/2023, (Insd. by MBIA)	0	0	2,530,000	2,883,896	2,530,000	2,883,896
Southern California Pub. Power Auth. RB, 3.87%, 7/1/2015	0	0	2,100,000	2,100,000	2,100,000	2,100,000
Stockton, CA Hlth. Facs. RB, 3.70%, 12/1/2032	0	0	2,680,000	2,680,000	2,680,000	2,680,000
Tulare, CA Local Hlth. Care RB, 3.70%, 12/1/2032	0	0	580,000	580,000	580,000	580,000
University of California RB:
Multiple Purpose Projects, Ser. M, 5.125%, 9/1/2021, (Insd. by FGIC)	0	0	5,440,000	5,704,656	5,440,000	5,704,656
Ser. C, 5.00%, 11/1/2017, (Insd. by MBIA)	1,215,000	1,328,275	0	0	1,215,000	1,328,275
Ser. F, 4.75%, 5/15/2020, (Insd. by FSA)	355,000	374,010	0	0	355,000	374,010
University of California RRB, Ser. B, 5.25%, 5/15/2015, (Insd. by AMBAC)	700,000	764,519	0	0	700,000	764,519
University of Puerto Rico RB, Ser. O, 5.375%, 6/1/2030, (Insd. by MBIA)	0	0	1,000,000	1,004,680	1,000,000	1,004,680
University of Southern California RB, Ser. C, 5.125%, 10/1/2028	0	0	2,695,000	2,766,903	2,695,000	2,766,903

		3,591,604		37,987,130		41,578,734

ELECTRIC REVENUE 4.3%
California Dept. of Water Resources RB:
Ser. A, 5.375%, 5/1/2022	0	0	5,745,000	6,339,895	5,745,000	6,339,895
Ser. C-12, 3.60%, 5/1/2022, (Liq.: Landesbank Hessen Thuringen)	0	0	1,000,000	1,000,000	1,000,000	1,000,000
Los Angeles, CA Water & Power RB, Ser. B, 5.125%, 7/1/2020, (Insd. by FSA)	0	0	1,500,000	1,621,995	1,500,000	1,621,995
Pasadena, CA Elec. RB, 5.00%, 6/1/2019, (Insd. by MBIA)	0	0	4,625,000	4,917,716	4,625,000	4,917,716
Puerto Rico Elec. Power Auth. RB, Ser. LL, 5.125%, 7/1/2026, (Insd. by FSA)	0	0	3,000,000	3,188,760	3,000,000	3,188,760
Puerto Rico Elec. Power Auth. RRB:
Ser. KK, 5.50%, 7/1/2015, (Insd. by FSA)	0	0	1,000,000	1,129,520	1,000,000	1,129,520
Ser. PP, 5.00%, 7/1/2025, (Insd. by FGIC)	0	0	2,000,000	2,126,620	2,000,000	2,126,620
Sacramento, CA Muni. Util. Dist. Elec. RB, Ser. K, 5.75%, 7/1/2018, (Insd. by AMBAC)	0	0	2,350,000	2,761,532	2,350,000	2,761,532
Southern California Pub. Power Auth. RRB, Ser. A, 3.58%, 7/1/2023, (Insd. by FSA)	0	0	1,800,000	1,800,000	1,800,000	1,800,000

		0		24,886,038		24,886,038

GENERAL OBLIGATION - LOCAL 21.6%
ABC Unified Sch. Dist. of California GO, Capital Appreciation, Ser. B, 0.00%, 8/1/2023, (Insd. by FGIC) ¤	0	0	2,000,000	954,741	2,000,000	954,741
Anaheim, CA Unified High Sch. Dist. GO, Ser. A, 5.375%, 8/1/2020, (Insd. by FSA)	0	0	1,000,000	1,098,750	1,000,000	1,098,750
Anaheim, CA Unified Sch. Dist. Refunding GO, 4.50%, 8/1/2020, (Insd. by FSA)	750,000	779,917	0	0	750,000	779,917
Belmont-Redwood Shores, CA Refunding GO, 5.25%, 9/1/2021, (Insd. by FSA)	0	0	1,040,000	1,141,618	1,040,000	1,141,618
Beverly Hills, CA Unified Sch. Dist. Refunding GO:
5.50%, 5/1/2017	0	0	1,000,000	1,144,500	1,000,000	1,144,500
5.50%, 5/1/2018	0	0	990,000	1,140,520	990,000	1,140,520
5.50%, 5/1/2020	0	0	765,000	889,611	765,000	889,611
California Coast Cmnty. College Dist. GO, 5.00%, 8/1/2016, (Insd. by MBIA)	350,000	383,134	0	0	350,000	383,134
Campbell, CA Unified High Sch. Dist. GO, 4.30%, 8/1/2019, (Insd. by MBIA)	270,000	276,707	0	0	270,000	276,707
Capistrano, CA Unified Sch. Dist. GO, Ser. C, 5.50%, 8/1/2022, (Insd. by FSA)	0	0	1,215,000	1,318,384	1,215,000	1,318,384
Chaffey Cmnty. College Dist. of California GO, Ser. A, 5.25%, 7/1/2017, (Insd. by FSA)	0	0	75,000	81,539	75,000	81,539
Clovis, CA Unified Sch. Dist. GO, Election of 2004 Proj., Ser. B, 5.00%, 8/1/2021 (Insd. by MBIA)	225,000	243,902	0	0	225,000	243,902
Cotati-Rohnert Park, CA Unified Sch. Dist. GO, 5.00%, 8/1/2019 (Insd. by MBIA)	500,000	541,695	0	0	500,000	541,695
East Bay, CA Muni. Util. Dist. GO, Ser. F, 4/1/2017 (Insd. by AMBAC)	1,000,000	1,071,570	0	0	1,000,000	1,071,570

El Monte, CA City Sch. Dist. GO:
Election of 1999 Proj., Ser. C, 5.25%, 5/1/2029, (Insd. by FGIC)	0	0	3,980,000	4,412,586	3,980,000	4,412,586
Election of 2004 Proj., Ser. A, 5.00%, 5/1/2019	170,000	183,879	0	0	170,000	183,879
El Monte, CA Unified High Sch. Dist. Refunding GO, 5.25%, 6/1/2020, (Insd. by FGIC)	0	0	5,000,000	5,556,300	5,000,000	5,556,300
Elk Grove, CA Unified Sch. Dist. Refunding GO, Cmnty. Facs. Dist. No. 1, 6.50%, 12/1/2024, (Insd. by AMBAC)	0	0	1,500,000	1,942,110	1,500,000	1,942,110
Fremont, CA Refunding GO, Fremont Union High Sch. Proj., 5.00%, 9/1/2020	250,000	270,155	0	0	250,000	270,155
Fremont, CA Unified Sch. Dist. GO, Election of 2002 Proj., Ser. B, 4.50%, 8/1/2020, (Insd. by FSA)	400,000	415,956	0	0	400,000	415,956
Fresno, CA Unified Sch. Dist. Refunding GO, Ser. B, 5.00%, 2/1/2017, (Insd. by MBIA)	0	0	1,000,000	1,101,580	1,000,000	1,101,580
Grossmont, CA Unified Sch. Dist. GO, Election of 2004 Proj., 5.00%, 8/1/2015	250,000	269,733	0	0	250,000	269,733
Jurupa, CA Unified Sch. Dist. GO, 5.50%, 8/1/2015, (Insd. by FGIC)	0	0	1,125,000	1,230,131	1,125,000	1,230,131
Kaweah Delta Hlth. Care Dist., California GO, Election of 2003 Proj., 5.25%, 8/1/2028, (Insd. by MBIA)	0	0	5,370,000	5,743,000	5,370,000	5,743,000
Kern, CA High Sch. Dist. GO:
Election of 2004 Proj., Ser. B:
5.00%, 8/1/2021	1,605,000	1,739,836	0	0	1,605,000	1,739,836
5.00%, 8/1/2026, (Insd. by FSA)	0	0	2,225,000	2,376,389	2,225,000	2,376,389
Ser. C, 6.25%, 8/1/2012, (Insd. by MBIA)	0	0	1,200,000	1,372,836	1,200,000	1,372,836
La Quinta, CA Local Fin. Auth. GO, Ser. A, 5.25%, 9/1/2024, (Insd. by AMBAC)	0	0	5,000,000	5,413,550	5,000,000	5,413,550
Lincoln, CA Unified Sch. Dist. GO, Election of 2004 Proj., 4.50%, 8/1/2019, (Insd. by FGIC)	350,000	362,947	0	0	350,000	362,947
Lodi, CA Unified Sch. Dist. GO:
5.00%, 8/1/2019, (Insd. by MBIA)	0	0	2,990,000	3,181,569	2,990,000	3,181,569
5.00%, 8/1/2022, (Insd. by MBIA)	0	0	4,195,000	4,435,919	4,195,000	4,435,919
Long Beach, CA Unified Sch. Dist. GO, Election of 1999 Proj., Ser. C, 5.00%, 8/1/2021, (Insd. by MBIA)	0	0	2,245,000	2,344,319	2,245,000	2,344,319
Los Angeles, CA COP, 6.00%, 11/1/2019, (Insd. by AMBAC)	0	0	2,000,000	2,192,600	2,000,000	2,192,600
Los Angeles, CA Cmnty. College Dist. GO, Ser. B:
5.00%, 8/1/2016, (Insd. by FSA)	700,000	755,825	0	0	700,000	755,825
5.00%, 8/1/2018, (Insd. by FSA)	800,000	858,792	0	0	800,000	858,792
Los Angeles, CA GO:
Election of 1997 Proj., Ser. F, 5.00%, 7/1/2016 (Insd. by FSA)	1,400,000	1,510,432	0	0	1,400,000	1,510,432
Ser. A, 5.00%, 9/1/2018 (Insd. by MBIA)	1,500,000	1,607,750	0	0	1,500,000	1,607,750
Los Angeles, CA Unified Sch. Dist. GO:
Election of 2005 Proj., Ser. C, 5.00%, 7/1/2020 (Insd. by AMBAC)	200,000	217,360	0	0	200,000	217,360
Ser. A, 5.375%, 7/1/2018, (Insd. by MBIA)	0	0	2,000,000	2,216,160	2,000,000	2,216,160
Los Banos, CA Unified Sch. Dist. GO, Election of 1995 Proj., 5.00%, 8/1/2025, (Insd. by FGIC)	0	0	1,005,000	1,062,717	1,005,000	1,062,717
Manhattan Beach, CA Unified Sch. Dist. GO, Capital Appreciation, Ser. A, 0.00%, 9/1/2016, (Insd. by FGIC) ¤	0	0	2,690,000	1,806,550	2,690,000	1,806,550
Marina, CA GO, Election of 2002 Proj., 5.25%, 8/1/2035, (Insd. by AMBAC)	0	0	1,000,000	1,107,130	1,000,000	1,107,130
Metropolitan Water Dist., Southern California Refunding GO, Ser. A, 5.00%, 3/1/2013	0	0	2,000,000	2,169,600	2,000,000	2,169,600
Modesto, CA High Sch. Dist. GO, Capital Appreciation, Ser. A, 0.00%, 8/1/2026, (Insd. by FGIC) ¤	0	0	4,000,000	1,654,400	4,000,000	1,654,400
Mount Diablo, CA Unified Sch. Dist. GO, 5.00%, 8/1/2024, (Insd. by FSA)	0	0	1,000,000	1,057,430	1,000,000	1,057,430
Murrieta Valley, CA Unified Sch. Dist. GO, Election of 2002 Proj., Ser. B, 4.125%, 9/1/2020 (Insd. by FSA)	350,000	352,202	0	0	350,000	352,202
Napa Valley, CA Cmnty. College GO, Election of 2002 Proj., Ser. B, 5.00%, 8/1/2023, (Insd. by MBIA)	0	0	1,500,000	1,604,910	1,500,000	1,604,910
North Orange Cnty., CA GO, Election of 2002 Proj., Ser. B, 5.00%, 8/1/2020, (Insd. by FGIC)	0	0	1,000,000	1,094,620	1,000,000	1,094,620
Novato, CA Unified Sch. Dist. GO, Election of 2001 Proj.:
5.00%, 8/1/2020	1,300,000	1,413,633	0	0	1,300,000	1,413,633
5.00%, 8/1/2021	800,000	867,208	0	0	800,000	867,208
Oakland, CA Unified Sch. Dist. GO, 5.25%, 8/1/2020, (Insd. by FGIC)	0	0	3,000,000	3,240,390	3,000,000	3,240,390
Perris, CA Unified Sch. Dist. GO, Ser. A, 5.00%, 9/1/2018, (Insd. by FGIC)	860,000	933,582	0	0	860,000	933,582
Pomona, CA Unified Sch. Dist. GO, Ser. C, 6.00%, 8/1/2025, (Insd. by FGIC)	0	0	500,000	531,245	500,000	531,245
Riverside, CA Cmnty. College Dist. GO, 5.00%, 8/1/2021	750,000	807,652	0	0	750,000	807,652
Riverside, CA Unified Sch. Dist. GO, Election of 2001 Proj., Ser. B, 4.25%, 8/1/2021	200,000	202,562	0	0	200,000	202,562
Rowland, CA Unified Sch. Dist. GO, Election of 2000 Proj., Ser. B, 5.25%, 8/1/2023, (Insd. by FSA)	0	0	2,115,000	2,290,122	2,115,000	2,290,122
Sacramento, CA Unified Sch. Dist. GO, Election of 2002 Proj., 5.00%, 7/1/2018, (Insd. by MBIA)	1,000,000	1,086,670	0	0	1,000,000	1,086,670
Salinas, CA Unified High Sch. Dist. GO, Ser. A, 5.375%, 6/1/2022, (Insd. by MBIA)	0	0	2,830,000	3,125,933	2,830,000	3,125,933
San Diego, CA Unified Sch. Dist. GO, Election of 1998 Proj.:
Ser. D:
5.25%, 7/1/2019, (Insd. by FGIC)	0	0	2,000,000	2,187,440	2,000,000	2,187,440
5.25%, 7/1/2025, (Insd. by FGIC)	0	0	3,670,000	4,013,952	3,670,000	4,013,952
Ser. E, 5.25%, 7/1/2017 (Insd. by FSA)	1,500,000	1,651,365	0	0	1,500,000	1,651,365
San Jose, CA GO, Library, Parks and Pub. Safety Proj., 5.00%, 9/1/2021	0	0	3,830,000	4,082,014	3,830,000	4,082,014
San Jose, CA Unified Sch. Dist. GO, Ser. A:
5.00%, 8/1/2021, (Insd. by FSA)	0	0	1,745,000	1,856,802	1,745,000	1,856,802
5.00%, 8/1/2022, (Insd. by FSA)	0	0	3,700,000	3,912,491	3,700,000	3,912,491
San Jose-Evergreen, CA Cmnty. College Dist. GO:
5.00%, 9/1/2019, (Insd. by AMBAC)	1,500,000	1,615,710	0	0	1,500,000	1,615,710
Ser. C:
5.00%, 9/1/2014, (Insd. by AMBAC)	685,000	749,438	0	0	685,000	749,438
5.25%, 9/1/2016, (Insd. by AMBAC)	500,000	552,780	0	0	500,000	552,780
San Ramon Valley, CA Unified Sch. Dist. GO, Election of 2002 Proj., 5.25%, 8/1/2020, (Insd. by FSA)	0	0	1,000,000	1,091,780	1,000,000	1,091,780
Santa Ana, CA Unified Sch. Dist. GO, 5.375%, 8/1/2019, (Insd. by MBIA)	0	0	1,065,000	1,153,225	1,065,000	1,153,225
Santa Clara, CA Unified Sch. Dist. GO, Election of 1997 Proj., 5.00%, 7/1/2021, (Insd. by MBIA)	0	0	1,795,000	1,908,462	1,795,000	1,908,462
Santa Clarita, CA Cmnty. College Dist. GO, 5.00%, 8/1/2020	450,000	485,986	0	0	450,000	485,986
Santa Rosa, CA High Sch. Dist. GO, Election of 2002 Proj., 5.00%, 8/1/2019	730,000	783,648	0	0	730,000	783,648

South Whittier, CA Elementary Sch. GO, Capital Appreciation, Ser. A:
0.00%, 8/1/2013, (Insd. by FGIC) ¤	0	0	500,000	386,515	500,000	386,515
0.00%, 8/1/2014, (Insd. by FGIC) ¤	0	0	250,000	185,090	250,000	185,090
Southwestern California Cmnty. College Dist. Refunding GO:
5.00%, 8/1/2025, (Insd. by MBIA)	0	0	1,220,000	1,315,807	1,220,000	1,315,807
5.00%, 8/1/2018	400,000	440,640	0	0	400,000	440,640
Upland, CA Unified Sch. Dist. GO, 5.125%, 8/1/2025, (Insd. by FSA)	0	0	1,000,000	1,072,240	1,000,000	1,072,240
Vallejo City, CA Unified Sch. Dist. Refunding GO, Ser. A, 5.90%, 2/1/2017, (Insd. by MBIA)	0	0	1,000,000	1,176,050	1,000,000	1,176,050
Ventura, CA Unified Sch. Dist. Refunding GO, 5.25%, 8/1/2025, (Insd. by FSA)	0	0	3,765,000	4,156,447	3,765,000	4,156,447
Ventura Cnty., CA Cmnty. College Dist. GO, Ser. A, 5.00%, 8/1/2018, (Insd. by MBIA)	700,000	751,100	0	0	700,000	751,100
Westside California Unified Sch. Dist. Refunding GO, Ser. C, 6.00%, 8/1/2014, (Insd. by AMBAC)	0	0	300,000	350,073	300,000	350,073
Windsor, CA Unified Sch. Dist. GO, 4.00%, 8/1/2020 (Insd. by FSA)	320,000	319,312	0	0	320,000	319,312
Yosemite, CA Cmnty. College Dist. GO, Election of 2004 Proj., Ser. A, 5.00%, 8/1/2019, (Insd. by FGIC)	1,000,000	1,083,390	0	0	1,000,000	1,083,390

		25,586,468		100,882,147		126,468,615

GENERAL OBLIGATION - STATE 8.4%
California Econ. Recovery GO, Ser. A, 5.25%, 7/1/2014, (Insd. by FGIC)	175,000	193,755	0	0	175,000	193,755
California GO:
5.00%, 2/1/2012	0	0	1,650,000	1,757,745	1,650,000	1,757,745
5.00%, 2/1/2017	0	0	500,000	533,270	500,000	533,270
5.00%, 3/1/2017	600,000	646,392	0	0	600,000	646,392
5.00%, 2/1/2032	0	0	2,500,000	2,593,150	2,500,000	2,593,150
5.25%, 2/1/2020	1,400,000	1,508,066	0	0	1,400,000	1,508,066
5.25%, 4/1/2034	0	0	2,000,000	2,130,680	2,000,000	2,130,680
5.50%, 6/1/2020	0	0	145,000	153,020	145,000	153,020
5.50%, 9/1/2024	0	0	1,000,000	1,064,100	1,000,000	1,064,100
5.50%, 6/1/2025	0	0	85,000	89,701	85,000	89,701
5.50%, 11/1/2033	0	0	4,600,000	5,051,858	4,600,000	5,051,858
5.625%, 5/1/2019	0	0	55,000	58,727	55,000	58,727
ABAG Fin. Auth. for Nonprofit Corporations, Schools of Sacred Heart Proj., Ser. A:
6.15%, 6/1/2015	0	0	1,000,000	1,070,850	1,000,000	1,070,850
6.45%, 6/1/2030	0	0	2,600,000	2,780,804	2,600,000	2,780,804
AMT, Veterans Bonds, Ser. BH, 5.60%, 12/1/2032	0	0	1,000,000	1,013,940	1,000,000	1,013,940
California Refunding GO:
5.00%, 5/1/2019	0	0	5,000,000	5,347,850	5,000,000	5,347,850
5.25%, 10/1/2023	0	0	70,000	74,730	70,000	74,730
5.25%, 2/1/2028	0	0	6,000,000	6,309,900	6,000,000	6,309,900
California State Econ. Recovery GO, Ser. A, 5.00%, 7/1/2016	0	0	5,000,000	5,309,900	5,000,000	5,309,900
Puerto Rico Cmnwlth. Govt. Dev. GO, AMT, Ser. C, 5.25%, 1/1/2015	0	0	3,000,000	3,235,020	3,000,000	3,235,020
Puerto Rico Cmnwlth. Pub. Impt. GO, 5.125%, 7/1/2030, (Insd. by FSA)	0	0	770,000	808,831	770,000	808,831
Puerto Rico Cmnwlth. Refunding GO, Ser. A, 5.00%, 7/1/2030	0	0	1,200,000	1,262,340	1,200,000	1,262,340
Puerto Rico Cmnwlth. Refunding Pub. Impt. GO:
Ser. A:
5.50%, 7/1/2013, (Insd. by MBIA & Gtd. by IBC)	0	0	1,000,000	1,111,080	1,000,000	1,111,080
5.50%, 7/1/2014, (Insd. by MBIA & Gtd. by IBC)	0	0	1,000,000	1,121,050	1,000,000	1,121,050
Ser. B, 5.25%, 7/1/2032	0	0	2,000,000	2,136,800	2,000,000	2,136,800
Ser. C, 6.00%, 7/1/2013	0	0	2,000,000	2,072,180	2,000,000	2,072,180

		2,348,213		47,087,526		49,435,739

HOSPITAL 4.6%
California Hlth. Facs. Fin. Auth. RB:
Adventist Hlth. Facs., Ser. A, 5.00%, 3/1/2033	0	0	3,000,000	3,065,970	3,000,000	3,065,970
Kaiser Permanente, Ser. A, 5.25%, 4/1/2039	0	0	2,000,000	2,114,500	2,000,000	2,114,500
Scripps Hlth. Care, Ser. C, 5.00%, 10/1/2022, (Insd. by MBIA)	0	0	500,000	519,660	500,000	519,660
Stanford Hlth. Care, Ser. A, 5.00%, 11/15/2028, (Insd. by FSA)	0	0	1,000,000	1,031,420	1,000,000	1,031,420
Stanford Hosp. & Clinics, Ser. A, 5.00%, 11/15/2023	0	0	2,000,000	2,083,820	2,000,000	2,083,820
California Hlth. Facs. Fin. Auth. RRB, Cedars Sinai Med. Ctr., 5.00%, 11/15/2034	0	0	2,500,000	2,572,025	2,500,000	2,572,025
California State Pub. Works Board RB, Dept. of Mental Hlth., Ser. A, 5.125%, 6/1/2029	0	0	2,000,000	2,092,100	2,000,000	2,092,100
California Statewide Cmnty. Dev. RB:
Adventist Hlth. Facs., Ser. A, 5.00%, 3/1/2035	0	0	3,000,000	3,088,800	3,000,000	3,088,800
John Muir Hlth., Ser. A, 5.00%, 8/15/2020	0	0	1,500,000	1,589,910	1,500,000	1,589,910
Kaiser Permanente:
Ser. C, 5.25%, 8/1/2031	0	0	2,000,000	2,127,880	2,000,000	2,127,880
Ser. I, 3.45%, 4/1/2035	0	0	2,000,000	1,963,120	2,000,000	1,963,120
Mem. Hlth. Svcs., Ser. A, 5.50%, 10/1/2033	0	0	2,000,000	2,114,020	2,000,000	2,114,020
University of California Hosp. RB, UCLA Med. Ctr., Ser. A:
5.25%, 5/15/2030, (Insd. by AMBAC)	0	0	1,250,000	1,328,888	1,250,000	1,328,888
5.50%, 5/15/2024, (Insd. by AMBAC)	0	0	1,000,000	1,092,390	1,000,000	1,092,390

		0		26,784,503		26,784,503

HOUSING 1.0%
California HFA MHRB, AMT, Ser. B, 6.05%, 8/1/2016, (Insd. by AMBAC & FHA)	0	0	1,330,000	1,358,182	1,330,000	1,358,182
California Rural Home Mtge. Fin. Auth. RB, Mtge. Backed Securities Program, Ser. C, 7.50%, 8/1/2027, (Coll: GNMA/FNMA/FHLMC)	0	0	25,000	25,405	25,000	25,405
California State Hsg. Fin. Agcy. RB, Ser. K, 6.15%, 8/1/2016, (Insd. by MBIA)	0	0	395,000	403,374	395,000	403,374
Orange Cnty., CA Apts. Dev. RRB, Capistrano Pointe, Ser. A, 3.59%, 12/1/2029	0	0	2,100,000	2,100,000	2,100,000	2,100,000
Riverside Cnty., CA Hsg. Auth. RRB, Mountain View Apts., Ser. A, 3.59%, 8/1/2025, (LOC: Redlands Federal Savings & Loan)	0	0	1,045,000	1,045,000	1,045,000	1,045,000
San Francisco, CA City & Cnty. Hsg. RRB, Fillmore Ctr., 2.47%, 12/1/2017, (Insd. by FHLMC)	0	0	1,000,000	1,000,000	1,000,000	1,000,000

		0		5,931,961		5,931,961

INDUSTRIAL DEVELOPMENT REVENUE 3.2%
California Infrastructure RB, J. David Gladstone Institutes Proj., 5.25%, 10/1/2034	0	0	3,000,000	3,122,850	3,000,000	3,122,850
California Pollution Ctl. Fin. Auth. RB, Waste Mgmt., Inc. Proj.:
Ser. A, 5.40%, 4/1/2025	0	0	2,000,000	2,114,180	2,000,000	2,114,180
Ser. B, 5.00%, 7/1/2027	0	0	3,000,000	3,075,090	3,000,000	3,075,090
California Pollution Ctl. Fin. Auth. RRB, Pacific Gas & Elec. Proj., Ser. C, 3.70%, 11/1/2026	0	0	3,500,000	3,500,000	3,500,000	3,500,000
California State Pub. Works Board RB, Dept. of Corrections, Ser. C, 5.50%, 6/1/2023	0	0	1,000,000	1,095,280	1,000,000	1,095,280
Modesto, CA Irrigation Dist. RRB, Capital Impt., Ser. B, 5.30%, 7/1/2022	0	0	2,575,000	2,577,009	2,575,000	2,577,009
Puerto Rico Pub. Bldg. Auth. RB, Govt. Facs. RB, Ser. D, 5.375%, 7/1/2033	0	0	1,200,000	1,264,452	1,200,000	1,264,452
San Mateo Cnty., CA RB, Capital Proj., Ser. A, 5.125%, 7/15/2032, (Insd. by FSA)	0	0	2,145,000	2,211,881	2,145,000	2,211,881

		0		18,960,742		18,960,742

LEASE 3.2%
ABAG Fin. Auth. for Nonprofit Corporations, California RB, 3.70%, 10/1/2027	0	0	3,995,000	3,995,000	3,995,000	3,995,000
California State Pub. Works Board RB, Univ. of California Proj., Ser. C:
5.00%, 4/1/2020	0	0	2,375,000	2,532,463	2,375,000	2,532,463
5.125%, 9/1/2022, (Insd. by AMBAC)	0	0	1,475,000	1,521,271	1,475,000	1,521,271
San Bernardino Cnty., CA COP, Med. Ctr. Fin. Proj., 5.00%, 8/1/2028, (Insd. by MBIA)	0	0	3,500,000	3,573,675	3,500,000	3,573,675
San Diego Cnty., CA COP:
Edgemoor Proj., 5.00%, 2/1/2029, (Insd. by AMBAC)	0	0	1,530,000	1,605,398	1,530,000	1,605,398
Univ. of San Diego, 5.25%, 10/1/2028	0	0	1,000,000	1,039,630	1,000,000	1,039,630
Santa Barbara, CA COP, Retirement Svcs., 5.75%, 8/1/2020	0	0	2,000,000	2,043,380	2,000,000	2,043,380
Torrance, CA COP, Refinancing & Pub. Impt. Proj., Ser. A, 5.00%, 6/1/2034, (Insd. by AMBAC)	0	0	1,310,000	1,364,273	1,310,000	1,364,273
Val Verde, CA Unified Sch. Dist. RRB, 5.25%, 1/1/2025, (Insd. by FGIC)	0	0	1,000,000	1,110,090	1,000,000	1,110,090

		0		18,785,180		18,785,180

MISCELLANEOUS REVENUE 25.8%
Alameda Corridor Trans. Auth., California RRB, Ser. A, 0.00%, 10/1/2021, (Insd. by AMBAC) ¤	0	0	3,000,000	2,419,470	3,000,000	2,419,470
California Edl. Facs. Auth. RB, Dominican Univ., 5.75%, 12/1/2030	0	0	1,000,000	1,033,970	1,000,000	1,033,970
California Infrastructure & Econ. Dev. Bank RB, 5.00%, 7/1/2019	175,000	186,888	0	0	175,000	186,888
California Infrastructure RB:
J. Paul Getty Museum, 3.90%, 4/1/2033	0	0	2,275,000	2,302,892	2,275,000	2,302,892
Kaiser Permanente, Ser. A, 5.55%, 8/1/2031	0	0	3,500,000	3,713,220	3,500,000	3,713,220
Metro. Los Angeles YMCA Proj., 5.25%, 2/1/2026, (Insd. by AMBAC)	0	0	2,000,000	2,124,280	2,000,000	2,124,280
Salvation Army USA Western Territory:
3.40%, 11/13/2006	0	0	1,000,000	1,000,000	1,000,000	1,000,000
5.00%, 9/1/2024, (Insd. by AMBAC)	0	0	2,520,000	2,696,929	2,520,000	2,696,929
Scripps Research Institute, Ser. A, 5.00%, 7/1/2029	0	0	2,500,000	2,620,825	2,500,000	2,620,825
California Muni. Fin. Auth. Solid Waste RB, Waste Mgmt., Inc. Proj., 4.10%, 9/1/2014	0	0	1,000,000	999,240	1,000,000	999,240
California Pollution Ctl. Fin. Auth. RB, Waste Mgmt., Inc. Proj., Ser. C, 4.85%, 12/1/2027	0	0	1,000,000	1,009,870	1,000,000	1,009,870
California Pollution Ctl. Fin. Auth. RRB, Waste Mgmt., Inc. Proj., Ser. A, 5.00%, 1/1/2022	0	0	6,435,000	6,658,745	6,435,000	6,658,745
California State Dept. of Pub. Affairs RB, Ser. A, 5.35%, 12/1/2027, (Insd. by AMBAC)	0	0	2,000,000	2,137,580	2,000,000	2,137,580
California State Pub. Works Board RB:
Dept. of Gen. Svcs., Ser. A:
5.25%, 12/1/2019, (Insd. by AMBAC)	0	0	5,000,000	5,398,150	5,000,000	5,398,150
5.25%, 6/1/2024	0	0	2,400,000	2,588,688	2,400,000	2,588,688
UCLA Replacement Hosp., Ser. A, 5.375%, 10/1/2017, (Insd. by FSA)	0	0	1,700,000	1,842,562	1,700,000	1,842,562
California Statewide CDA RB:
5.05%, 1/20/2041, (Coll: GNMA)	0	0	5,000,000	5,144,750	5,000,000	5,144,750
California Endowment, 5.00%, 7/1/2033	0	0	3,000,000	3,139,710	3,000,000	3,139,710
Crossroads Sch. for Arts & Sciences, 6.00%, 8/1/2028	0	0	1,800,000	1,871,550	1,800,000	1,871,550
Daughters of Charity Hlth. Sys., Ser. A:
5.25%, 7/1/2030	0	0	2,000,000	2,097,080	2,000,000	2,097,080
5.25%, 7/1/2035	0	0	3,000,000	3,135,720	3,000,000	3,135,720
Huntington Mem. Hosp., 5.00%, 7/1/2035	0	0	3,000,000	3,089,850	3,000,000	3,089,850
Salk Institute for Biological Studies, 5.25%, 7/1/2020, (Insd. by MBIA)	0	0	1,540,000	1,691,659	1,540,000	1,691,659
Sutter Hlth., Ser. A, 5.00%, 11/15/2043	0	0	5,000,000	5,182,900	5,000,000	5,182,900
Thomas Jefferson Sch. of Law, Ser. A, 4.875%, 10/1/2035	0	0	500,000	506,730	500,000	506,730
California Statewide CDA RRB:
Equity Residential, Ser. B, 5.20%, 12/1/2029	0	0	2,500,000	2,579,500	2,500,000	2,579,500
Thomas Jefferson Sch. of Law, Ser. B, 4.875%, 10/1/2031	0	0	2,000,000	2,019,460	2,000,000	2,019,460

Chaffey, CA Unified High Sch. Dist. RB, Ser. C, 5.375%, 5/1/2023, (Insd. by FSA)	0	0	2,955,000	3,212,765	2,955,000	3,212,765
Chula Vista, CA IDRB, San Diego Gas, Ser. D, 5.00%, 12/1/2027	0	0	1,500,000	1,577,325	1,500,000	1,577,325
Contra Costa, CA RB, 5.50%, 7/1/2029, (Insd. by AMBAC)	0	0	3,000,000	3,273,300	3,000,000	3,273,300
Del Mar, CA Race Track Auth. RB, 5.00%, 8/15/2025	0	0	2,000,000	2,078,360	2,000,000	2,078,360
Elk Grove, CA Fin. Auth. Spl. Tax RB, 4.125%, 9/1/2020, (Insd. by AMBAC)	0	0	1,000,000	1,002,570	1,000,000	1,002,570
Hartnell, CA Cmnty. College Dist. RB, Election of 2002 Proj., Ser. B:
5.25%, 6/1/2025, (Insd. by FSA)	0	0	2,755,000	3,021,877	2,755,000	3,021,877
5.25%, 6/1/2026, (Insd. by FSA)	0	0	2,900,000	3,171,179	2,900,000	3,171,179
Long Beach, CA Bond Fin. Auth. RB, Redev. Hsg. & Gas Util. Fin. Auth., 5.00%, 8/1/2030, (Insd. by AMBAC)	0	0	4,000,000	4,182,880	4,000,000	4,182,880
Long Beach, CA Harbor RRB, Ser. B, 5.00%, 5/15/2017, (Insd. by FGIC)	0	0	3,000,000	3,240,450	3,000,000	3,240,450
Los Angeles, CA Cmnty. Redev. RB, Bunker Hill Proj., Ser. A, 5.00%, 12/1/2022, (Insd. by FSA)	0	0	1,385,000	1,472,712	1,385,000	1,472,712
Los Angeles, CA Unified Sch. Dist. RB, 4.25%, 10/18/2006	0	0	5,000,000	5,003,199	5,000,000	5,003,199
Los Angeles, CA Water & Power RB, Power Sys., Sub-Ser. A-1, 5.00%, 7/1/2035, (Insd. by FSA)	0	0	2,500,000	2,632,000	2,500,000	2,632,000
Los Angeles, CA Water Dept. RB, Ser. C, 5.25%, 7/1/2018, (Insd. by MBIA)	0	0	2,350,000	2,571,934	2,350,000	2,571,934
Natomas Unified Sch. Dist., California RRB, 5.95%, 9/1/2021, (Insd. by MBIA)	0	0	1,000,000	1,182,870	1,000,000	1,182,870
Oakland, CA State Bldg. Auth. RB, Elihu M. Harris, Ser. A, 5.00%, 4/1/2023, (Insd. by AMBAC)	0	0	2,330,000	2,388,763	2,330,000	2,388,763
Pittsburg, CA Redev. Agcy. Tax RB, 3.70%, 9/1/2035	0	0	4,200,000	4,200,000	4,200,000	4,200,000
Port of Oakland, California RB, Ser. M, 5.25%, 11/1/2018, (Insd. by FGIC)	0	0	3,505,000	3,796,651	3,505,000	3,796,651
Puerto Rico Cmnwlth. Infrastructure Fin. Auth. RB:
5.00%, 7/1/2027	0	0	1,000,000	1,034,510	1,000,000	1,034,510
Ser. A, 5.50%, 10/1/2032	0	0	1,000,000	1,077,790	1,000,000	1,077,790
Ser. B, 5.00%, 7/1/2023	0	0	5,000,000	5,255,800	5,000,000	5,255,800
Puerto Rico Pub. Bldg. Auth. RRB, Govt. Facs., Ser. H, 5.25%, 7/1/2013, (Insd. by FGIC)	0	0	890,000	975,645	890,000	975,645
Puerto Rico Pub. Fin. Corp. RB, Cmnwlth. Appropriations, Ser. A, 5.50%, 8/1/2015, (Insd. by MBIA)	0	0	3,000,000	3,253,260	3,000,000	3,253,260
Sacramento, CA City Unified Sch. Dist. TAN, 4.50%, 12/1/2006	0	0	5,000,000	5,010,946	5,000,000	5,010,946
San Diego, CA RB, Pub. Safety Communication Proj., 6.50%, 7/15/2009	0	0	1,525,000	1,631,323	1,525,000	1,631,323
San Francisco, CA Bay Area RRB, Ser. A, 5.00%, 7/1/2034, (Insd. by MBIA)	0	0	3,000,000	3,165,120	3,000,000	3,165,120
San Francisco, CA City & Cnty. RB, 3.53%, 6/15/2030	0	0	2,740,000	2,740,000	2,740,000	2,740,000
Santa Margarita/Dana Point, CA RB, Impt. Dist., Ser. B:
7.25%, 8/1/2007, (Insd. by MBIA)	0	0	500,000	515,185	500,000	515,185
7.25%, 8/1/2013, (Insd. by MBIA)	0	0	2,000,000	2,429,980	2,000,000	2,429,980
Torrance, CA COP, Refinance & Pub. Impt. Proj., Ser. B, 5.25%, 6/1/2034, (Insd. by AMBAC)	0	0	3,690,000	3,929,702	3,690,000	3,929,702
Upland, CA COP, San Antonio Cmnty. Hosp., 5.00%, 1/1/2018	0	0	2,745,000	2,745,988	2,745,000	2,745,988

		186,888		150,779,414		150,966,302

PORT AUTHORITY 0.7%
Long Beach, CA Harbor RB, Ser. A, 5.75%, 5/15/2013, (Insd. by MBIA)	400,000	427,564	0	0	400,000	427,564
Long Beach, CA Harbor RRB:
Ser. A:
5.00%, 8/1/2020, (Insd. by MBIA)	1,940,000	2,116,307	0	0	1,940,000	2,116,307
6.00%, 5/15/2011, (Insd. by FGIC)	450,000	492,925	0	0	450,000	492,925
Ser. B, 5.00%, 5/15/2018, (Insd. by FGIC)	615,000	662,177	0	0	615,000	662,177
Los Angeles, CA Harbor Dept. RB, 7.60%, 10/1/2018	0	0	125,000	152,898	125,000	152,898
Los Angeles, CA Harbor Dept. RRB, Ser. B, 5.00%, 8/1/2020, (Insd. by MBIA)	275,000	299,992	0	0	275,000	299,992

		3,998,965		152,898		4,151,863

PRE-REFUNDED 2.9%
California GO:
5.25%, 10/1/2023	0	0	1,140,000	1,213,965	1,140,000	1,213,965
5.50%, 6/1/2020	0	0	2,620,000	2,798,972	2,620,000	2,798,972
5.50%, 6/1/2025	0	0	1,505,000	1,607,807	1,505,000	1,607,807
5.625%, 5/1/2019	0	0	345,000	372,904	345,000	372,904
Chaffey Cmnty. College Dist., California GO, Ser. A, 5.25%, 7/1/2017, (Insd. by FSA)	0	0	1,530,000	1,681,761	1,530,000	1,681,761
Northern California Power Agcy. RB, 7.50%, 7/1/2023, (Insd. by AMBAC)	0	0	50,000	67,406	50,000	67,406
Puerto Rico Cmnwlth. GO, Pub. Impt., 5.125%, 7/1/2030, (Insd. by FSA)	0	0	1,230,000	1,315,128	1,230,000	1,315,128
Puerto Rico Pub. Bldg. Auth. RB, Govt. Facs., Ser. D, 5.375%, 7/1/2033	0	0	3,300,000	3,592,908	3,300,000	3,592,908
Puerto Rico Pub. Fin. Corp. RB, Cmnwlth. Appropriations, Ser. E, 5.50%, 8/1/2029	0	0	1,680,000	1,834,291	1,680,000	1,834,291
Riverside, CA Riverside Cmnty. College RB, Ser. A, 5.50%, 8/1/2029, (Insd. by MBIA)	0	0	1,980,000	2,234,430	1,980,000	2,234,430

		0		16,719,572		16,719,572

PUBLIC FACILITIES 1.1%
La Quinta, CA Redev. Agcy. Tax RB, Redev. Proj. Area No. 1, 5.00%, 9/1/2021, (Insd. by AMBAC)	0	0	1,000,000	1,057,440	1,000,000	1,057,440
Pacifica, CA RB, Street Impt. Proj., 5.875%, 11/1/2029, (Insd. by AMBAC)	0	0	1,105,000	1,194,571	1,105,000	1,194,571
San Francisco, CA City & Cnty. RB, San Bruno Jail No. 3, 5.25%, 10/1/2033, (Insd. by AMBAC)	0	0	4,000,000	4,182,800	4,000,000	4,182,800

		0		6,434,811		6,434,811

SALES TAX 1.0%
California State Econ. RB, Ser. A, 5.00%, 7/1/2017	0	0	5,000,000	5,314,400	5,000,000	5,314,400
Los Angeles, CA Metro. Trans. Auth. Sales Tax RRB, Ser. B, 5.00%, 7/1/2019, (Insd. by MBIA)	250,000	268,175	0	0	250,000	268,175

		268,175		5,314,400		5,582,575

TRANSPORTATION 4.2%
Bay Area Toll Auth., California RB:
Ser. D, 5.00%, 4/1/2016	0	0	1,000,000	1,057,750	1,000,000	1,057,750
Ser. F, 5.00%, 4/1/2031	0	0	3,000,000	3,176,850	3,000,000	3,176,850
Bay Area Toll Auth., California Toll & Bridge RB, 5.00%, 4/1/2021, (Insd. by AMBAC)	1,250,000	1,352,150	0	0	1,250,000	1,352,150
Bay Area Toll Auth., California Toll & Bridge RRB, 5.00%, 4/1/2019	1,000,000	1,088,990	0	0	1,000,000	1,088,990
California Infrastructure & EDRB, Bay Area Toll Bridge Proj., Ser. A:
5.25%, 7/1/2018, (Insd. by FSA)	835,000	919,026	0	0	835,000	919,026
5.25%, 7/1/2021, (Insd. by FSA)	0	0	3,000,000	3,301,890	3,000,000	3,301,890
Foothill/Eastern California Corridor Agcy. RRB, Capital Appreciation:
0.00%, 1/15/2020, (Insd. by MBIA & Gtd. by IBC) ¤	0	0	3,000,000	2,909,340	3,000,000	2,909,340
0.00%, 1/15/2023, (Insd. by MBIA & Gtd. by IBC) ¤	0	0	3,000,000	2,895,360	3,000,000	2,895,360
Puerto Rico Cmnwlth. Hwy. Trans. RB, Ser. A, 5.00%, 7/1/2038	0	0	3,500,000	3,551,170	3,500,000	3,551,170
San Joaquin Hills, CA Trans. RB, Capital Appreciation:
7.40%, 1/1/2007	0	0	1,000,000	1,010,060	1,000,000	1,010,060
7.50%, 1/1/2009	0	0	1,000,000	1,068,940	1,000,000	1,068,940
Santa Clara Valley, CA Trans. RB, Ser. A, 5.00%, 6/1/2018, (Insd. by MBIA)	0	0	2,000,000	2,133,500	2,000,000	2,133,500

		3,360,166		21,104,860		24,465,026

UTILITY 0.2%
Los Angeles, CA Water & Power RRB, Ser. A-2, 5.00%, 7/1/2016	700,000	755,216	0	0	700,000	755,216
Sacramento Cnty., CA Sanitation Dist. Fin. Auth. RRB, 4.75%, 12/1/2020, (Insd. by FGIC)	500,000	531,295	0	0	500,000	531,295

		1,286,511		0		1,286,511

WATER & SEWER 8.3%
Anaheim, CA Pub. Fin. Auth. RB, Pub. Impt. Proj., Ser. A, 5.00%, 3/1/2037, (Insd. by FSA)	0	0	6,000,000	6,094,260	6,000,000	6,094,260
California Dept. of Water Resources RB:
Central Valley Proj., Ser. AC, 5.00%, 12/1/2027, (Insd. by MBIA)	0	0	1,000,000	1,056,920	1,000,000	1,056,920
Ser. F-5, 3.66%, 5/1/2022, (LOC: Citibank, NA)	0	0	600,000	600,000	600,000	600,000
Ser. W, 5.125%, 12/1/2029, (Insd. by FSA)	0	0	2,000,000	2,107,900	2,000,000	2,107,900
California Dept. of Water Resources RRB, Water Sys. Proj., Ser. Y, 5.25%, 12/1/2018, (Insd. by FGIC)	1,000,000	1,089,000	0	0	1,000,000	1,089,000
Calleguas-Las Virgines, CA RRB, Muni. Water Dist., Ser. B, 5.25%, 7/1/2019, (Insd. by MBIA)	0	0	1,000,000	1,089,970	1,000,000	1,089,970
Central Coast Water Auth., California RRB, State Water Proj., Regl. Facs., Ser. A, 5.00%, 10/1/2022, (Insd. by AMBAC)	0	0	3,250,000	3,315,520	3,250,000	3,315,520
Contra Costa, CA Water Dist. RRB, Ser. L, 5.00%, 10/1/2019, (Insd. by FSA)	375,000	399,997	0	0	375,000	399,997
East Bay California Muni. Util. Dist. RB, 5.00%, 6/1/2026, (Insd. by MBIA)	0	0	3,000,000	3,126,540	3,000,000	3,126,540
East Bay California Muni. Util. Water Sys. RRB:
4.75%, 6/1/2020	1,300,000	1,361,971	0	0	1,300,000	1,361,971
5.00%, 6/1/2018, (Insd. by FSA)	345,000	369,809	0	0	345,000	369,809
Eastern California Water & Sewer COP, Ser. A:
5.00%, 7/1/2017, (Insd. by MBIA)	150,000	164,486	0	0	150,000	164,486
5.00%, 7/1/2021, (Insd. by MBIA)	300,000	324,270	0	0	300,000	324,270
Foothill/Eastern California Corridor Agcy. RRB, 5.75%, 1/15/2040	0	0	7,345,000	7,638,212	7,345,000	7,638,212
Los Angeles Cnty., CA Sanitation Dist. RB, Capital Proj., Ser. A, 5.00%, 10/1/2017, (Insd. by FSA)	1,400,000	1,506,932	0	0	1,400,000	1,506,932
Los Angeles, CA Dept. of Water & Power Waterworks RB, Ser. C, 5.25%, 7/1/2018 (Insd. by MBIA)	1,000,000	1,094,440	0	0	1,000,000	1,094,440
Los Angeles, CA Water & Power RB, Ser. A, 5.125%, 7/1/2041	0	0	6,500,000	6,702,345	6,500,000	6,702,345
Los Angeles, CA Water Dept. RB, Ser. C, 5.25%, 7/1/2019, (Insd. by MBIA)	0	0	2,500,000	2,734,350	2,500,000	2,734,350
Metropolitan Water Dist. of Southern California RB:
Ser. B-3, 5.00%, 10/1/2029, (Insd. by MBIA)	0	0	2,500,000	2,636,525	2,500,000	2,636,525
Ser. B-4, 4.50%, 10/1/2031, (Insd. by MBIA)	0	0	2,000,000	2,008,000	2,000,000	2,008,000
Metropolitan Water Dist. of Southern California Waterworks RRB, Ser. A, 4.125%, 3/1/2019	200,000	203,170	0	0	200,000	203,170
Oakland, CA Water & Sewer RB, Ser. A, 5.00%, 6/15/2017, (Insd. by FSA)	250,000	270,222	0	0	250,000	270,222
Sacramento Cnty., CA Sanitation RRB, 5.00%, 12/1/2027, (Insd. by AMBAC)	0	0	1,250,000	1,294,100	1,250,000	1,294,100
Santa Clara Valley, CA Water Dist. COP, Ser. A, 5.00%, 2/1/2017 (Insd. by FGIC)	700,000	750,498	0	0	700,000	750,498
Turlock, CA Irrigation Dist. RRB, Ser. A, 6.00%, 1/1/2010, (Insd. by MBIA)	0	0	500,000	538,435	500,000	538,435

		7,534,795		40,943,077		48,477,872

Total Municipal Obligations (cost $46,885,507, $506,253,227 and $553,138,734, respectively)		48,161,785		526,883,849		575,045,634

	Shares	Value	Shares	Value		Value

SHORT-TERM INVESTMENTS 0.2%
MUTUAL FUND SHARES 0.2%
Evergreen California Municipal Money Market Fund ø (cost $1,452,714, $0 and $1,452,714, respectively)	1,452,714	1,452,714	0	0	1,452,714	1,452,714

Total Investments (cost $48,338,221, $506,253,227 and $554,591,448, respectively) 98.5%		49,614,499		526,883,849		576,498,348
Other Assets and Liabilities 1.5%		529,807		8,327,081		8,856,888

Net Assets 100.0%		$50,144,306		$535,210,930		$585,355,236

¤

Security issued in zero coupon form with no periodic interest payments but is acquired at a discount that results in a current yield to maturity. An effective interest rate is applied to recognize interest income daily for the bond. This rate is based on total expected income to be earned over the life of the bond from amortization of discount at acquisition.

ø	Evergreen Investment Management Company, LLC is the investment advisor to the Evergreen California Municipal Bond Fund and the money market fund.

Summary of Abbreviations
AMBAC	American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
CDA	Community Development Authority
COP	Certificates of Participation
EDRB	Economic Development Revenue Bond
FGIC	Financial Guaranty Insurance co.
FHA	Federal Housing Authority
FHLMC	Federal Home Loan Mortgage Corp.
FSA	Financial Security Assurance, Inc.
GNMA	Government National Mortgage Association
GO	General Obligation
HFA	Housing Finance Authority
IBC	Insured Bond Certification
IDRB	Industrial Development Revenue Bond
LOC	Line of Credit
MBIA	Municipal Bond Investors Assurance Corp.
MHRB	Multifamily Housing Revenue Bond
RB	Revenue Bond
RRB	Refunding Revenue Bond
TAN	Tax Anticipation Note

See Notes to Pro Forma Combining Financial Statements.

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Evergreen California Municipal Bond Fund Pro Forma Combining Financial Statements (unaudited) Pro Forma Combining Statement of Assets and Liabilities September 30, 2006
	Evergreen California Municipal Bond Fund	Atlas California Municipal Bond Fund	Adjustments		Evergreen California Municipal Bond Fund Pro Forma

Assets
Investments in securities, at value
(cost $46,885,507, $506,253,227 and $553,138,734, respectively)	$48,161,785	$526,883,849			$575,045,634
Investments in affiliated money market fund, at value (cost $1,452,714, $0
and $1,452,714, respectively)	1,452,714	0			1,452,714

Total investments	49,614,499	526,883,849			576,498,348
Cash	0	328,036			328,036
Receivable for Fund shares sold	87,641	1,812,808			1,900,449
Interest receivable	535,935	6,671,571			7,207,506
Prepaid expenses and other assets	12,262	0			12,262

Total assets	50,250,337	535,696,264			585,946,601

Liabilities
Dividends payable	91,877	0			91,877
Payable for Fund shares redeemed	41	0			41
Advisory fee payable	1,439	0			1,439
Distribution Plan expenses payable	360	104,647			105,007
Due to other related parties	2,089	0			2,089
Accrued expenses and other liabilities	10,225	380,687			390,912

Total liabilities	106,031	485,334			591,365

Net assets	$50,144,306	$535,210,930			$585,355,236

Net assets represented by
Paid-in capital	$48,634,272	$513,733,520			$562,367,792
Undistributed (overdistributed) net investment income	(548)	202,301			201,753
Accumulated net realized gains on investments	234,304	670,845			905,149
Net unrealized gains on investments	1,276,278	20,604,264			21,880,542

Total net assets	$50,144,306	$535,210,930			$585,355,236

Class A Shares
Net assets	$5,172,287		$535,210,930	(a)	$540,383,217
Shares of beneficial interest outstanding (unlimited number of shares authorized)	463,389		47,949,630	(b)	48,413,019
Net asset value	$11.16				$11.16
Maximum offering price (based on sales charge of 4.75% and 4.75%, respectively)	$11.72				$11.72
Class B Shares
Net assets	$1,158,862				$1,158,862
Shares of beneficial interest outstanding (unlimited number of shares authorized)	103,823				103,823
Net asset value	$11.16				$11.16
Class C Shares
Net assets	$4,356,849				$4,356,849
Shares of beneficial interest outstanding (unlimited number of shares authorized)	390,345				390,345
Net asset value	$11.16				$11.16
Class I Shares
Net assets	$39,456,308				$39,456,308
Shares of beneficial interest outstanding (unlimited number of shares authorized)	3,534,991				3,534,991
Net asset value	$11.16				$11.16
Atlas Fund Shares
Net assets		$535,210,930	(535,210,930)	(a)
Shares of beneficial interest outstanding (unlimited number of shares authorized)		45,784,657	(45,784,657)	(b)
Net asset value		$11.69

(a)	Reflects the merger of target fund assets into Class A of the surviving fund.
(b)	Reflects the impact of converting shares of the target fund into shares of the surviving fund.

See Notes to Pro Forma Combining Financial Statements.

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Evergreen California Municipal Bond Fund Pro Forma Combining Financial Statements (unaudited) Pro Forma Combining Statement of Operations Year Ended September 30, 2006
	Evergreen California Municipal Bond Fund	Atlas California Municipal Bond Fund	Adjustments		Evergreen California Municipal Bond Fund Pro Forma

Investment income
Interest	$1,008,649	$22,001,646			$23,010,295
Income from affiliate	30,667	0			30,667

Total investment income	1,039,316	22,001,646			23,040,962

Expenses
Advisory fee	177,177	2,725,764	(988,182)	(a)	1,914,759
Distribution Plan expenses
Class A/Atlas shares	18,045	1,240,049			1,258,094
Class B	11,280	0			11,280
Class C	43,545	0			43,545
Administrative services fee	50,355	0	493,834	(b)	544,189
Transfer agent fees	6,540	150,490	(49,410)	(c)	107,620
Trustees' fees and expenses	6,881	31,384	(24,434)	(d)	13,831
Printing and postage expenses	16,658	25,670	14,672	(e)	57,000
Custodian and accounting fees	17,463	251,359	(80,098)	(d)	188,724
Registration and filing fees	46,721	9,765	(436)	(f)	56,050
Professional fees	21,238	100,177	(63,546)	(f)	57,869
Interest expense	1,148	0			1,148
Other	2,856	24,421			27,277

Total expenses	419,907	4,559,079	(697,600)		4,281,386
Less: Expense reductions	(884)	0			(884)
Fee waivers and expense reimbursements	(3,008)	0			(3,008)

Net expenses	416,015	4,559,079	(697,600)		4,277,494

Net investment income	623,301	17,442,567	697,600		18,763,468
Net realized and unrealized gains or losses on investments
Net realized gains or losses on:
Securities	132,431	595,947			728,378
Futures contracts	0	113,379			113,379

Net realized gains on investments	132,431	709,326			841,757
Net change in unrealized gains or losses on investments	1,050,942	1,874,491			2,925,433

Net realized and unrealized gains or losses on investments	1,183,373	2,583,817			3,767,190

Net increase in net assets resulting from operations	$1,806,674	$20,026,384	697,600		$22,530,658

(a)	Reflects a decrease based on the surviving fund's fee schedule and the average net assets of the combined fund.
(b)	Reflects an increase based on the surviving fund's fee schedule and the average net assets of the combined fund.
(c)	Reflects a decrease based on the surviving fund's transfer agent fee schedule and the number of shareholder accounts.
(d)	Reflects a decrease based on the combined asset level of the surviving fund.
(e)	Reflects an increase based on the combined asset level and the combined number of shareholder accounts of the surviving fund.
(f)	Reflects a savings resulting from the elimination of duplicate fees of the individual funds.

See Notes to Pro Forma Combining Financial Statements.

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Evergreen California Municipal Bond Fund
Notes to Pro Forma Combining Financial Statements (Unaudited)
September 30, 2006

1.	Basis of Combination

The Pro Forma Combining Statement of Assets and Liabilities, including the Pro Forma Schedule of Investments and the related Pro Forma Combining Statement of Operations (“Pro Forma Statements”), reflect the accounts of Evergreen California Municipal Bond Fund and Atlas California Municipal Bond Fund (individually, the “Fund”) at September 30, 2006 and for the period then ended.

The Pro Forma Statements give effect to the proposed Agreement and Plan of Reorganization (the “Reorganization”) to be submitted to shareholders of Atlas California Municipal Bond Fund. The Reorganization provides for the acquisition of all the assets and the identified liabilities of Atlas California Municipal Bond Fund by Evergreen California Municipal Bond Fund, in a tax-free exchange for Class A shares of Evergreen California Municipal Bond Fund. Thereafter, there will be a distribution of Class A shares of Evergreen California Municipal Bond Fund to the shareholders of Atlas California Municipal Bond Fund in liquidation and subsequent termination thereof. As a result of the Reorganization, the shareholders of Atlas California Municipal Bond Fund will become the owners of that number of full and fractional Class A shares of Evergreen California Municipal Bond Fund having an aggregate net asset value equal to the aggregate net asset value of their shares in their Fund as of the close of business immediately prior to the date that Atlas California Municipal Bond Fund are exchanged for Class A shares of Evergreen California Municipal Bond Fund.

The Pro Forma Statements reflect the expenses of each Fund in carrying out its obligations under the Reorganization as though the merger occurred at the beginning of the period presented.

The information contained herein is based on the experience of each Fund for the period then ended and is designed to permit shareholders of the consolidating mutual funds to evaluate the financial effect of the proposed Reorganization. The expenses of Atlas California Municipal Bond Fund in connection with the Reorganization (including the cost of any proxy soliciting agents) will be borne by Evergreen Investment Management Company, LLC (“EIMC”). It is not anticipated that the securities of the combined portfolio will be sold in significant amounts in order to comply with the policies and investment practices of Evergreen California Municipal Bond Fund. As of September 30, 2006, securities held by Atlas California Municipal Bond Fund would comply with the compliance guidelines and investment restrictions of Evergreen California Municipal Bond Fund.

The Pro Forma Statements should be read in conjunction with the historical financial statements of each Fund incorporated by reference in the Statement of Additional Information.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that effect amounts reported herein. Actual results could differ from these estimates.

a.	Valuation of investments

Portfolio debt securities acquired with more than 60 days to maturity are valued at prices obtained from an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available or not reflective of current market value are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

b.	Futures contracts

In order to gain exposure to or protect against changes in security values, the Fund may buy and sell futures contracts. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts.

c.	Federal taxes

The Funds qualified as regulated investment companies and distributes all of their taxable and tax-exempt income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

Evergreen California Municipal Bond Fund, after giving effect to the Reorganization, intends to continue to qualify as a regulated investment company and distributes all of its taxable and tax-exempt income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

3.	Shares of Beneficial Interest

As a result of the Reorganization, Evergreen California Municipal Bond Fund would acquire the net assets of Atlas California Municipal Bond Fund in a tax-free exchange for Class A shares of Evergreen California Municipal Bond Fund. The Pro Forma net asset values per share assume the issuance of 47,949,630 Class A shares of Evergreen California Municipal Bond Fund which would have been issued at September 30, 2006 in connection with the proposed Reorganization. The issuance of these shares to shareholders of Atlas California Municipal Bond Fund resulted in 48,413,019 shares of Class A shares in the Pro Forma combined fund at September 30, 2006.

Shareholders of Atlas California Municipal Bond Fund would receive Class A shares of Evergreen California Municipal Bond Fund based on a conversion ratio determined on September 30, 2006. The conversion ratio is calculated by dividing the net asset value per share of Atlas California Municipal Bond Fund by the Class A net asset value per share of Evergreen California Municipal Bond Fund.

4.	Pro Forma Operations

The Pro Forma Combining Statement of Operations assumes similar rates of gross investment income for the investments of each Fund. Accordingly, the combined gross investment income is equal to the sum of each Fund’s gross investment income. Pro Forma operating expenses include the actual expenses of the Funds, adjusted to reflect the expected expenses of the combined entity. The combined pro forma expenses were calculated by determining the expense rates based on the combined average net assets of the two funds and applying those rates to the average net assets of Evergreen California Municipal Bond Fund for the twelve months ended September 30, 2006 and to the average net assets of Atlas California Municipal Bond Fund for the twelve months ended September 30, 2006. The adjustments reflect those amounts needed to adjust the combined expenses to these rates.

5.	Financing Agreement

The Fund and certain other Evergreen funds share in an unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee on the unused balance, which is allocated pro rata. The credit facility is for $100 million with an annual commitment fee of 0.08%. Prior to July 3, 2006, the credit facility was for $150 million with an annual commitment fee of 0.09%.

6.	Regulatory Matters and Legal Proceedings

Since September 2003, governmental and self-regulatory authorities have instituted numerous ongoing investigations of various practices in the mutual fund industry, including investigations relating to revenue sharing, market-timing, late trading and record retention, among other things. The investigations cover investment advisors, distributors and transfer agents to mutual funds, as well as other firms. EIMC, Evergreen Investment Services, Inc. (“EIS”) and Evergreen Service Company, LLC (collectively, “Evergreen”) have received subpoenas and other requests for documents and testimony relating to these investigations, are endeavoring to comply with those requests, and are cooperating with the investigations. Evergreen is continuing its own internal review of policies, practices, procedures and personnel, and is taking remedial action where appropriate.

In connection with one of these investigations, on July 28, 2004, the staff of the Securities and Exchange Commission (“SEC”) informed Evergreen that the staff intends to recommend to the SEC that it institute an enforcement action against Evergreen. The SEC staff’s proposed allegations relate to (i) an arrangement pursuant to which a broker at one of EIMC’s affiliated broker-dealers had been authorized, apparently by an EIMC officer (who is no longer with EIMC), to engage in short-term trading, on behalf of a client, in Evergreen Mid Cap Growth Fund (formerly Evergreen Emerging Growth Fund and prior to that, known as Evergreen Small Company Growth Fund) during the period from December 2000 through April 2003, in excess of the limitations set forth in the funds’ prospectus, (ii) short-term trading from September 2001 through January 2003, by a former Evergreen portfolio manager of Evergreen Precious Metals Fund, a fund he managed at the time, (iii) the sufficiency of systems for monitoring exchanges and enforcing exchange limitations as stated in the fund’s prospectuses, and (iv) the adequacy of e-mail retention practices. In connection with the activity in Evergreen Mid Cap Growth Fund, EIMC reimbursed the fund $378,905, plus an additional $25,242, representing what EIMC calculated at that time to be the client’s net gain and the fees earned by EIMC and the expenses incurred by this fund on the client’s account. In connection with the activity in Evergreen Precious Metals Fund, EIMC reimbursed the fund $70,878, plus an additional $3,075, representing what EIMC calculated at that time to be the portfolio manager’s net gain and the fees earned by EIMC and expenses incurred by the fund on the portfolio manager’s account. Evergreen is currently engaged in discussions with the staff of the SEC concerning its recommendation.

The staff of the National Association of Securities Dealers (“NASD”) had notified EIS that it has made a preliminary determination to recommend that disciplinary action be brought against EIS for certain violations of the NASD’s rules. The recommendation relates principally to allegations that EIS (i) arranged for fund portfolio trades to be directed to broker-dealers (including Wachovia Securities, LLC, an affiliate of EIS) that sold Evergreen fund shares during the period of January 2001 to December 2003 and (ii) provided non-cash compensation by sponsoring offsite meetings attended by Wachovia Securities, LLC brokers during that period. EIS is cooperating with the NASD staff in its review of these matters.

Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties or injunctions regarding Evergreen, restitution to mutual fund shareholders and/or other financial penalties and structural changes in the governance or management of Evergreen’s mutual fund business. Any penalties or restitution will be paid by Evergreen and not by the Evergreen funds.

In addition, the Evergreen funds and EIMC and certain of its affiliates are involved in various legal actions, including private litigation and class action lawsuits. EIMC does not expect that any of such legal actions currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds or on EIMC’s ability to provide services to the Evergreen funds.

Although Evergreen believes that neither the foregoing investigations described above nor any pending or threatened legal actions will have a material adverse impact on the Evergreen funds, there can be no assurance that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses, or that they will not have other adverse consequences on the Evergreen funds.

Evergreen Disciplined Value Fund
Pro Forma Combining Financial Statements (unaudited)
Pro Forma Combining Schedule of Investments
July 31, 2006

These Pro Forma Financial Statements relate specifically to the proposed transfer of the assets and liabilities of Atlas Dual Focus Fund* and Atlas Value Fund, a series of Atlas Funds, to Evergreen Disciplined Value Fund, a series of Evergreen Equity Trust, in exchange for Class A shares (to be issued to holders of shares of each of Atlas Dual Focus Fund and Atlas Value Fund, of beneficial interest, $0.001 par value per share, of Evergreen Disciplined Value Fund). The period presented covers the twelve-month period from August 1, 2005 through July 31, 2006 and reflects financial information assuming the mergers take place.

*The Fund changed its name from Atlas Balanced Fund, and changed its investment strategy, effective May 23, 2006.

	Evergreen Disciplined Value Fund		Atlas Dual Focus Fund		Atlas Value Fund		Evergreen Disciplined Value Fund Pro Forma

	Shares	Value	Shares	Value	Shares	Value	Shares	Value

COMMON STOCKS 98.6%
CONSUMER DISCRETIONARY 7.5%
Hotels, Restaurants & Leisure 1.1%
Brinker International, Inc.	107,775	$3,491,910		0		0	107,775	$3,491,910
Darden Restaurants, Inc.	181,164	6,123,343		0		0	181,164	6,123,343
Tim Hortons, Inc.		0	10,600	264,364		0	10,600	264,364

		9,615,253		264,364		0		9,879,617

Household Durables 0.4%
Black & Decker Corp.	36,470	2,571,500		0		0	36,470	2,571,500
Electrolux AB		0	21,400	309,823		0	21,400	309,823
Newell Rubbermaid, Inc.		0	9,600	253,056		0	9,600	253,056

		2,571,500		562,879		0		3,134,379

Leisure Equipment & Products 0.2%
Mattel Inc.		0		0	77,100	1,390,884	77,100	1,390,884

Media 3.8%
CBS Corp., Class B		0	17,700	485,511		0	17,700	485,511
Clear Channel Communications, Inc.		0		0	52,100	1,508,295	52,100	1,508,295
McGraw-Hill Cos.		0	7,900	444,770		0	7,900	444,770
Omnicom Group, Inc.	59,318	5,250,236		0		0	59,318	5,250,236
Time Warner, Inc.	770,584	12,714,636		0		0	770,584	12,714,636
Walt Disney Co.	369,489	10,970,129		0	68,400	2,030,796	437,889	13,000,925

		28,935,001		930,281		3,539,091		33,404,373

Multi-line Retail 1.4%
Dillard's Inc.		0		0	43,000	1,291,290	43,000	1,291,290
Dollar Tree Stores Inc.		0		0	49,000	1,303,400	49,000	1,303,400
Federated Department Stores, Inc.		0	3,200	112,352		0	3,200	112,352
J.C. Penney Co., Inc.	101,683	6,401,961		0		0	101,683	6,401,961
Nordstrom, Inc.	98,679	3,384,690		0		0	98,679	3,384,690

		9,786,651		112,352		2,594,690		12,493,693

Specialty Retail 0.5%
AnnTaylor Stores Corp.		0		0	31,000	1,272,860	31,000	1,272,860
Circuit City Stores, Inc.		0		0	53,800	1,318,100	53,800	1,318,100
Limited Brands, Inc.		0	6,700	168,572		0	6,700	168,572
Sherwin-Williams Co.		0		0	25,600	1,295,360	25,600	1,295,360

		0		168,572		3,886,320		4,054,892

Textiles Apparel & Luxury Goods 0.1%
Jones Apparel Group, Inc.		0		0	44,200	1,308,320	44,200	1,308,320

CONSUMER STAPLES 6.5%
Beverages 1.3%
Coca-Cola Co.		0	6,100	271,450		0	6,100	271,450
Coca-Cola Enterprises, Inc.	309,083	6,632,921		0		0	309,083	6,632,921
Constellation Brands, Inc., Class A *	110,772	2,709,483		0		0	110,772	2,709,483
Diageo plc		0	35,600	625,789		0	35,600	625,789
Pepsi Bottling Group, Inc.		0		0	37,700	1,253,525	37,700	1,253,525

		9,342,404		897,239		1,253,525		11,493,168

Food & Staples Retailing 1.5%
Costco Wholesale Corp.	56,113	2,960,522		0		0	56,113	2,960,522
General Mills, Inc.		0	3,500	181,650		0	3,500	181,650
Kroger Co.	379,385	8,699,298		0		0	379,385	8,699,298
Safeway Inc.		0		0	51,700	1,451,736	51,700	1,451,736
Wal-Mart Stores, Inc.		0	2,800	124,600		0	2,800	124,600

		11,659,820		306,250		1,451,736		13,417,806

Food Products 1.3%
Archer-Daniels-Midland Co.	103,959	4,574,196		0	41,000	1,804,000	144,959	6,378,196
Campbell Soup Co.		0		0	35,300	1,294,804	35,300	1,294,804
Dean Foods Co. *	93,830	3,521,440		0		0	93,830	3,521,440
H.J. Heinz Co.		0	4,700	197,259		0	4,700	197,259
Reddy Ice Holdings, Inc.		0	1,900	42,332		0	1,900	42,332

		8,095,636		239,591		3,098,804		11,434,031

Household Products 0.6%
Clorox Co.	61,203	3,668,508	7,900	473,526		0	69,103	4,142,034
Kimberly-Clark Corp.		0	6,200	378,510		0	6,200	378,510
Procter & Gamble Co.		0	11,900	668,780	6,500	365,300	18,400	1,034,080

		3,668,508		1,520,816		365,300		5,554,624

Personal Products 0.0%
Avon Products. Inc.		0	11,100	321,789		0	11,100	321,789

See Notes to Pro Forma Combining Financial Statements.

Evergreen Disciplined Value Fund Pro Forma Combining Financial Statements (unaudited) Pro Forma Combining Schedule of Investments July 31, 2006
	Evergreen Disciplined Value Fund		Atlas Dual Focus Fund		Atlas Value Fund		Evergreen Disciplined Value Fund Pro Forma

	Shares	Value	Shares	Value	Shares	Value	Shares	Value

Tobacco 1.8%
Altria Group, Inc.	119,183	9,531,064		0		0	119,183	9,531,064
Reynolds American, Inc. Þ	48,395	6,135,518		0		0	48,395	6,135,518

		15,666,582		0		0		15,666,582

ENERGY 15.3%
Energy Equipment & Services 1.4%
GlobalSantaFe Corp.		0	4,700	258,171		0	4,700	258,171
Halliburton Co.		0	18,700	623,832		0	18,700	623,832
Helmerich & Payne, Inc.	192,604	5,331,279		0		0	192,604	5,331,279
Nabors Industries, Ltd. *	153,602	5,425,222		0		0	153,602	5,425,222
Schlumberger, Ltd.		0	7,900	528,115		0	7,900	528,115

		10,756,501		1,410,118		0		12,166,619

Oil Gas & Consumable Fuels 13.9%
BP plc		0	9,700	703,444		0	9,700	703,444
Cameco Corp.		0	26,300	1,047,678		0	26,300	1,047,678
Chevron Corp.	255,851	16,829,879	12,900	848,562	59,800	3,933,644	328,551	21,612,085
ConocoPhillips	227,335	15,604,275	16,500	1,132,560		0	243,835	16,736,835
Consol Energy, Inc.		0	18,300	753,228		0	18,300	753,228
Devon Energy Corp.		0		0	27,700	1,790,528	27,700	1,790,528
EnCana Corp.		0	3,100	167,174		0	3,100	167,174
Exxon Mobil Corp.	539,916	36,573,910	25,300	1,713,822	126,700	8,582,658	691,916	46,870,390
Hess Corp.	126,817	6,708,619		0		0	126,817	6,708,619
Marathon Oil Corp.	77,941	7,064,572	7,500	679,800	20,600	1,867,184	106,041	9,611,556
Murphy Oil Corp.		0	10,100	519,746		0	10,100	519,746
Occidental Petroleum Corp.		0	4,300	463,325	13,000	1,400,750	17,300	1,864,075
Peabody Energy Corp.		0	23,200	1,157,680		0	23,200	1,157,680
Swift Energy Co.		0		0	48,600	1,300,050	48,600	1,300,050
Tesoro Corp.		0		0	18,100	1,353,880	18,100	1,353,880
Total S.A. ADR		0	17,000	1,159,910		0	17,000	1,159,910
Valero Energy Corp.	81,577	5,500,737		0	30,400	2,049,872	111,977	7,550,609

		88,281,992		10,346,929		22,278,566		120,907,487

FINANCIALS 31.8%
Capital Markets 5.3%
A.G. Edwards Inc.		0		0	24,500	1,322,020	24,500	1,322,020
Ameriprise Financial, Inc.		0	600	26,760		0	600	26,760
Bank of New York Co.		0	2,700	90,747		0	2,700	90,747
Bear Stearns Cos.	63,819	9,054,001		0	11,200	1,588,944	75,019	10,642,945
Goldman Sachs Group, Inc.	84,233	12,866,591		0	10,000	1,527,500	94,233	14,394,091
Lehman Brothers Holdings, Inc.	185,044	12,018,608		0		0	185,044	12,018,608
Merrill Lynch & Co., Inc.	68,506	4,988,607		0		0	68,506	4,988,607
Morgan Stanley		0	5,900	392,350	36,600	2,433,900	42,500	2,826,250

		38,927,807		509,857		6,872,364		46,310,028

Commercial Banks 3.4%
Bank of Montreal		0	11,000	621,477		0	11,000	621,477
National Bank of Canada		0	10,800	558,654		0	10,800	558,654
National City Corp.	128,540	4,627,440		0		0	128,540	4,627,440
PNC Financial Services Group, Inc.		0	3,900	276,276		0	3,900	276,276
SunTrust Banks, Inc.		0	3,500	276,045		0	3,500	276,045
U.S. Bancorp	384,478	12,303,296	15,200	486,400		0	399,678	12,789,696
Wachovia Corp.°		0	9,500	509,485		0	9,500	509,485
Wells Fargo & Co.	126,209	9,129,959	11,400	824,676		0	137,609	9,954,635

		26,060,695		3,553,013		0		29,613,708

Consumer Finance 0.0%
American Express Co.		0	3,400	177,004		0	3,400	177,004

Diversified Financial Services 11.0%
Bank of America Corp.	588,823	30,342,049	30,100	1,551,053	38,800	1,999,364	657,723	33,892,466
CIT Group, Inc.	175,154	8,041,320		0		0	175,154	8,041,320
Citigroup, Inc.	620,433	29,973,119	26,300	1,270,553	120,400	5,816,524	767,133	37,060,196
JPMorgan Chase & Co.	267,013	12,181,133	16,600	757,292	93,000	4,242,660	376,613	17,181,085

		80,537,621		3,578,898		12,058,548		96,175,067

See Notes to Pro Forma Combining Financial Statements.

Evergreen Disciplined Value Fund Pro Forma Combining Financial Statements (unaudited) Pro Forma Combining Schedule of Investments July 31, 2006
	Evergreen Disciplined Value Fund		Atlas Dual Focus Fund		Atlas Value Fund		Evergreen Disciplined Value Fund Pro Forma

	Shares	Value	Shares	Value	Shares	Value	Shares	Value

Insurance 6.6%
ACE, Ltd.	116,944	6,026,124		0		0	116,944	6,026,124
Allstate Corp.	182,349	10,361,070		0	33,500	1,903,470	215,849	12,264,540
Ambac Financial Group, Inc.		0		0	16,500	1,371,315	16,500	1,371,315
American Financial Group., Inc.		0		0	30,400	1,280,144	30,400	1,280,144
Chubb Corp.	64,334	3,243,720		0		0	64,334	3,243,720
CNA Financial Corp.		0		0	36,400	1,235,780	36,400	1,235,780
Hartford Financial Services Group, Inc.	81,455	6,910,642		0		0	81,455	6,910,642
Lincoln National Corp.		0	9,200	521,456		0	9,200	521,456
Marsh & McLennan Cos.		0	5,200	140,556		0	5,200	140,556
MetLife, Inc.	75,569	3,929,588		0		0	75,569	3,929,588
Nationwide Financial Services, Inc.		0		0	28,100	1,266,748	28,100	1,266,748
Prudential Financial, Inc.		0		0	23,700	1,863,768	23,700	1,863,768
SAFECO Corp.	104,715	5,625,290		0		0	104,715	5,625,290
St. Paul Travelers Companies, Inc.	208,598	9,553,789	17,100	783,180		0	225,698	10,336,969
The Hanover Insurance Group, Inc.		0		0	27,300	1,263,444	27,300	1,263,444
XL Capital, Ltd.		0	3,200	203,840		0	3,200	203,840

		45,650,223		1,649,032		10,184,669		57,483,924

Real Estate Investment Trusts 2.0%
General Growth Properties, Inc.	61,699	2,815,942		0		0	61,699	2,815,942
Host Hotels & Resorts, Inc.	217,270	4,610,469		0		0	217,270	4,610,469
HRPT Properties Trust Þ	502,625	5,905,844		0		0	502,625	5,905,844
Simon Property Group, Inc.	40,401	3,455,498	2,600	222,378		0	43,001	3,677,876
Taubman Centers, Inc.		0	5,900	244,850		0	5,900	244,850

		16,787,753		467,228		0		17,254,981

Thrifts & Mortgage Finance 3.5%
Countrywide Financial Corp.	136,925	4,906,023		0	15,600	558,948	152,525	5,464,971
Freddie Mac	142,845	8,265,012	1,500	86,790		0	144,345	8,351,802
IndyMac Bancorp, Inc.	182,633	7,716,244		0		0	182,633	7,716,244
Kimco Realty Corp.		0	6,400	251,136		0	6,400	251,136
MGIC Investment Corp.	113,766	6,474,423		0	23,100	1,314,621	136,866	7,789,044
PMI Group Inc.		0		0	30,700	1,303,522	30,700	1,303,522

		27,361,702		337,926		3,177,091		30,876,719

HEALTH CARE 7.7%
Biotechnology 0.5%
Biogen Idec, Inc. *	97,815	4,119,968		0		0	97,815	4,119,968

Health Care Equipment & Supplies 0.6%
Baxter International, Inc.	131,759	5,533,733		0		0	131,759	5,533,733

Health Care Providers & Services 1.5%
AmerisourceBergen Corp. (Holding Co.)		0		0	31,500	1,354,500	31,500	1,354,500
Caremark Rx, Inc.	48,590	2,565,552		0		0	48,590	2,565,552
CIGNA Corp.	38,385	3,502,631		0		0	38,385	3,502,631
McKesson Corp.	120,959	6,095,124		0		0	120,959	6,095,124

		12,163,307		0		1,354,500		13,517,807

Life Sciences Tools & Services 0.6%
Applied Biosystems Group - Applera Corp.		0		0	37,800	1,215,270	37,800	1,215,270
Fisher Scientific International, Inc. *	53,026	3,929,757		0		0	53,026	3,929,757

		3,929,757		0		1,215,270		5,145,027

Pharmaceuticals 4.5%
Abbott Laboratories		0	5,600	267,512		0	5,600	267,512
Bristol-Myers Company		0	9,800	234,906		0	9,800	234,906
Johnson & Johnson	52,140	3,261,357	2,800	175,140		0	54,940	3,436,497
King Pharmaceuticals, Inc.		0		0	75,300	1,281,606	75,300	1,281,606
Merck & Co., Inc.	177,564	7,150,502	6,100	245,647	57,900	2,331,633	241,564	9,727,782
Pfizer, Inc.	714,887	18,579,913	13,200	343,068	41,200	1,070,788	769,287	19,993,769
Watson Pharmaceuticals, Inc. *	196,454	4,398,605		0		0	196,454	4,398,605
Wyeth		0	7,900	382,913		0	7,900	382,913

		33,390,377		1,649,186		4,684,027		39,723,590

INDUSTRIALS 8.6%
Aerospace & Defense 2.7%
General Dynamics Corp.	131,806	8,833,638	8,900	596,478		0	140,706	9,430,116
Honeywell International Inc.		0		0	40,600	1,571,220	40,600	1,571,220
Northrop Grumman Corp.	133,858	8,860,061	8,600	569,234		0	142,458	9,429,295
Rockwell Collins Corp.		0	4,900	261,513		0	4,900	261,513
Raytheon Co.		0	17,700	797,739	31,400	1,415,198	49,100	2,212,937
United Technologies Corp.		0	11,800	733,842		0	11,800	733,842

		17,693,699		2,958,806		2,986,418		23,638,923

See Notes to Pro Forma Combining Financial Statements.

Evergreen Disciplined Value Fund Pro Forma Combining Financial Statements (unaudited) Pro Forma Combining Schedule of Investments July 31, 2006
	Evergreen Disciplined Value Fund		Atlas Dual Focus Fund		Atlas Value Fund		Evergreen Disciplined Value Fund Pro Forma

	Shares	Value	Shares	Value	Shares	Value	Shares	Value

Air Freight & Logistics 0.0%
Eagle Bulk Shipping, Inc.		0	7,100	100,323		0	7,100	100,323

Airlines 0.2%
AMR Corp.		0		0	55,000	1,210,000	55,000	1,210,000
Southwest Airlines Co.		0		0	29,700	534,303	29,700	534,303

		0		0		1,744,303		1,744,303

Commercial Services & Supplies 1.1%
Manpower, Inc.	120,794	7,184,827		0	20,800	1,237,184	141,594	8,422,011
R.R. Donnelley & Sons Co.		0	5,200	151,788		0	5,200	151,788
Synagro Technologies, Inc.		0	34,300	136,171		0	34,300	136,171
Waste Management, Inc.		0		0	36,600	1,258,308	36,600	1,258,308

		7,184,827		287,959		2,495,492		9,968,278

Electrical Equipment 0.3%
LSI Industries, Inc.		0		0	158,200	1,297,240	158,200	1,297,240
Rockwell Automation Inc.		0	4,700	291,306		0	4,700	291,306
Vishay Intertechnology, Inc.		0		0	92,700	1,300,581	92,700	1,300,581

		0		291,306		2,597,821		2,889,127

Industrial Conglomerates 0.9%
General Electric Co.	167,051	5,460,897	36,800	1,202,992	27,000	882,630	230,851	7,546,519
3M Co.		0	6,300	443,520		0	6,300	443,520

		5,460,897		1,646,512		882,630		7,990,039

Machinery 1.8%
Caterpillar, Inc.		0	9,200	652,004		0	9,200	652,004
Cummins, Inc.		0		0	11,000	1,287,000	11,000	1,287,000
Deere & Co.	93,220	6,764,976	7,700	558,789		0	100,920	7,323,765
Paccar, Inc.	69,775	5,634,331		0		0	69,775	5,634,331
SPX Corp.		0		0	23,900	1,306,135	23,900	1,306,135

		12,399,307		1,210,793		2,593,135		16,203,235

Road & Rail 1.6%
CSX Corp.	66,852	4,056,579		0	22,400	1,359,232	89,252	5,415,811
Ryder System, Inc.	96,114	4,844,146		0	26,600	1,340,640	122,714	6,184,786
YRC Worldwide, Inc * Þ	69,696	2,772,507		0		0	69,696	2,772,507

		11,673,232		0		2,699,872		14,373,104

INFORMATION TECHNOLOGY 5.5%
Communications Equipment 0.4%
Motorola, Inc.	88,843	2,022,067		0		0	88,843	2,022,067
Tellabs, Inc.		0		0	141,500	1,330,100	141,500	1,330,100

		2,022,067		0		1,330,100		3,352,167

Computers & Peripherals 2.3%
Hewlett-Packard Co.	335,587	10,708,581	13,400	427,594	58,400	1,863,544	407,387	12,999,719
International Business Machines Corp.	55,316	4,282,012	4,000	309,640		0	59,316	4,591,652
Lexmark International, Inc., Class A *	30,381	1,642,093		0	23,800	1,286,390	54,181	2,928,483
NCR Corp.		0		0	3,500	112,490	3,500	112,490

		16,632,686		737,234		3,262,424		20,632,344

Electronic Equipment & Instruments 0.1%
Tech Data Corp.		0		0	34,200	1,271,556	34,200	1,271,556

IT Services 1.0%
Computer Sciences Corp. *	53,920	2,824,869		0	27,100	1,419,769	81,020	4,244,638
Fiserv, Inc. *	108,944	4,756,495		0		0	108,944	4,756,495

		7,581,364		0		1,419,769		9,001,133

Office Electronics 0.5%
Xerox Corp. *	178,758	2,518,700		0	105,500	1,486,495	284,258	4,005,195

Semiconductors & Semiconductor Equipment 0.8%
Advanced Micro Devices, Inc. *	70,312	1,363,350		0		0	70,312	1,363,350
Atmel Corp.		0		0	286,900	1,374,251	286,900	1,374,251
Intersil Corp.		0		0	55,900	1,314,209	55,900	1,314,209
Novellus Systems, Inc.		0		0	51,500	1,303,465	51,500	1,303,465
Texas Instruments, Inc.	58,575	1,744,363		0		0	58,575	1,744,363

		3,107,713		0		3,991,925		7,099,638

Software 0.4%
Cadence Design Systems, Inc. *	127,487	2,064,014		0	79,700	1,290,343	207,187	3,354,357

See Notes to Pro Forma Combining Financial Statements.

Evergreen Disciplined Value Fund Pro Forma Combining Financial Statements (unaudited) Pro Forma Combining Schedule of Investments July 31, 2006
	Evergreen Disciplined Value Fund		Atlas Dual Focus Fund		Atlas Value Fund		Evergreen Disciplined Value Fund Pro Forma

	Shares	Value	Shares	Value	Shares	Value	Shares	Value

MATERIALS 5.1%
Chemicals 1.6%
Air Products & Chemicals, Inc.		0	4,400	281,292		0	4,400	281,292
Ashland, Inc.	92,250	6,135,548		0		0	92,250	6,135,548
E.I. DuPont de Nemours & Co.		0	12,300	487,818		0	12,300	487,818
Dow Chemical Co.		0	4,200	145,236		0	4,200	145,236
FMC Corp.		0		0	20,500	1,264,645	20,500	1,264,645
Lyondell Chemical Co.		0	7,300	162,571		0	7,300	162,571
Olin Corp.		0	7,600	121,828		0	7,600	121,828
PPG Industries, Inc.	51,686	3,180,756		0	22,600	1,390,804	74,286	4,571,560
Praxair, Inc.		0	3,800	208,392		0	3,800	208,392
Rohm & Haas Co.		0	8,600	396,632		0	8,600	396,632

		9,316,304		1,803,769		2,655,449		13,775,522

Containers & Packaging 0.2%
Sonoco Products Co.		0		0	39,400	1,281,682	39,400	1,281,682
Temple-Inland Inc.		0	11,000	467,940		0	11,000	467,940

		0		467,940		1,281,682		1,749,622

Metals & Mining 3.0%
Alcan, Inc.		0	6,600	302,016		0	6,600	302,016
Alcoa, Inc.	138,320	4,142,684		0		0	138,320	4,142,684
Alumina, Ltd.		0	66,200	323,039		0	66,200	323,039
Aluminum Corp. of China, Ltd. ADR		0	3,800	255,702		0	3,800	255,702
Barrick Gold Corp.		0	9,200	282,364		0	9,200	282,364
BHP Billiton, Ltd.		0	47,800	1,016,859		0	47,800	1,016,859
Bluescope Steel, Ltd.		0	111,900	587,189		0	111,900	587,189
Carpenter Technology Corp.		0		0	13,400	1,318,560	13,400	1,318,560
Commercial Metals Co.		0		0	57,100	1,295,599	57,100	1,295,599
Falconbridge, Ltd.		0	14,700	808,701		0	14,700	808,701
Newmont Mining Corp.		0	1,400	71,722		0	1,400	71,722
NuCor Corp.	108,345	5,760,704		0	29,700	1,579,149	138,045	7,339,853
Phelps Dodge Corp.	71,180	6,216,861		0		0	71,180	6,216,861
Rio Tinto PLC		0	14,400	820,274		0	14,400	820,274
Southern Copper Corp.		0	1,800	173,700		0	1,800	173,700
Teck Cominco, Ltd.		0	2,700	178,664		0	2,700	178,664
United States Steel Corp.		0		0	21,800	1,374,926	21,800	1,374,926

		16,120,249		4,820,231		5,568,234		26,508,714

Paper & Forest Products 0.3%
International Paper Co.		0	10,400	357,032		0	10,400	357,032
MeadWestvaco Corp.		0	8,900	232,468	50,000	1,306,000	58,900	1,538,468
Weyerhaeuser Co.		0	7,400	434,084		0	7,400	434,084

		0		1,023,584		1,306,000		2,329,584

TELECOMMUNICATION SERVICES 4.5%
Diversified Telecommunication Services 4.4%
AT&T, Inc.	465,028	13,946,190	25,200	755,748		0	490,228	14,701,938
BCE, Inc.		0	13,800	315,192		0	13,800	315,192
BellSouth Corp.		0	12,800	501,376		0	12,800	501,376
CenturyTel, Inc.	83,032	3,202,544		0		0	83,032	3,202,544
Qwest Communications International, Inc. * Þ	392,490	3,135,995		0	182,800	1,460,572	575,290	4,596,567
Telus Corp.		0	7,200	302,528		0	7,200	302,528
Verizon Communications, Inc.	408,142	13,803,363	30,400	1,028,128		0	438,542	14,831,491
Windstream Corp.		0	4,400	55,132		0	4,400	55,132

		34,088,092		2,958,104		1,460,572		38,506,768

Wireless Telecommunication Services 0.1%
Alltel Corp.		0	4,200	231,714		0	4,200	231,714
Sprint Nextel Corp.	45,109	893,158		0		0	45,109	893,158

		893,158		231,714		0		1,124,872

UTILITIES 6.1%
Electric Utilities 2.5%
American Electric Power Co., Inc.	194,305	7,018,297	5,200	187,824		0	199,505	7,206,121
Exelon Corp.		0	7,200	416,880		0	7,200	416,880
FirstEnergy Corp.	130,322	7,298,032	5,900	330,400		0	136,222	7,628,432
FPL Group, Inc.		0	6,600	284,724		0	6,600	284,724
Northeast Utilities		0	9,200	206,080		0	9,200	206,080
ITC Holdings Corp.		0	200	6,222		0	200	6,222
Pepco Holdings, Inc.	221,397	5,424,226		0		0	221,397	5,424,226
Pinnacle West Capital Corp.		0	4,000	172,040		0	4,000	172,040
PPL Corp.		0	14,600	496,692		0	14,600	496,692
Southern Co.		0	9,200	310,776		0	9,200	310,776

		19,740,555		2,411,638		0		22,152,193

See Notes to Pro Forma Combining Financial Statements.

Evergreen Disciplined Value Fund Pro Forma Combining Financial Statements (unaudited) Pro Forma Combining Schedule of Investments July 31, 2006
	Evergreen Disciplined Value Fund		Atlas Dual Focus Fund		Atlas Value Fund		Evergreen Disciplined Value Fund Pro Forma

	Shares	Value	Shares	Value	Shares	Value	Shares	Value

Gas Utilities 0.4%
AGL Resources, Inc.		0	6,700	261,434		0	6,700	261,434
Equitable Resources, Inc.		0	13,500	486,135		0	13,500	486,135
National Fuel Gas Co.		0	3,800	141,132		0	3,800	141,132
UGI Corp.	122,750	3,050,337		0		0	122,750	3,050,337

		3,050,337		888,701		0		3,939,038

Independent Power Producers & Energy Traders 1.0%
TXU Corp.	119,085	7,648,830	17,500	1,124,025		0	136,585	8,772,855

Multi-Utilities 2.2%
Ameren Corp.		0	4,900	252,350		0	4,900	252,350
Consolidated Edison, Inc.		0	2,500	117,175		0	2,500	117,175
CenterPoint Energy, Inc. Þ	387,399	5,322,862		0		0	387,399	5,322,862
Dominion Resources Inc. (Virginia)		0	8,200	643,536		0	8,200	643,536
Duke Energy Corp.		0	18,500	560,920		0	18,500	560,920
KeySpan Corp.		0	4,000	161,080		0	4,000	161,080
PG&E Corp.	185,261	7,721,679	4,900	204,232		0	190,161	7,925,911
Public Service Enterprise Group, Inc.		0	5,900	397,837		0	5,900	397,837
Sempra Energy		0	4,800	231,648		0	4,800	231,648
Wisconsin Energy Corp.		0	4,700	198,340		0	4,700	198,340
Xcel Energy, Inc.	170,252	3,413,008		0		0	170,252	3,413,008

		16,457,549		2,767,118		0		19,224,667

Total Common Stocks (cost $611,829,957, $54,463,681, $119,014,965 and $785,308,603, respectively)		688,496,371		54,733,081		123,037,925		866,267,377
SHORT-TERM INVESTMENTS 2.6%
U.S. TREASURY OBLIGATIONS 0.1%
U.S. Treasury Bills, 4.94%, 10/05/2006 † ƒ	1,000,000	991,171		0		0	1,000,000	991,171

REPURCHASE AGREEMENTS 0.3%
Investors Bank & Trust Co., 3.60%, dated 7/31/2006, maturing 8/1/2006, maturity value $2,538,246 (1)		0		0	2,537,992	2,537,992	2,537,992	2,537,992

MUTUAL FUND SHARES 2.2%
Evergreen Institutional Money Market Fund ø	6,044,459	6,044,459		0		0	6,044,459	6,044,459
Navigator Prime Portfolio ÞÞ	12,873,963	12,873,963		0		0	12,873,963	12,873,963

		18,918,422		0		0		18,918,422

Total Short-Term Investments (cost $19,909,593, $0, $2,537,992 and $22,447,585, respectively)		19,909,593		0		2,537,992		22,447,585

Total Investments (cost $631,739,550, $54,463,681, $121,552,957 and $807,756,188, respectively) 101.2%		708,405,964		54,733,081		125,575,917		888,714,962
Other Assets and Liabilities (1.2%)		(14,426,682)		5,455,855		(1,313,187)		(10,284,014)

Net Assets 100.0%		$693,979,282		$60,188,936		$124,262,730		$878,430,948

*	Non-income producing security

þ	All or a portion of this security is on loan.
°	Investment in non-controlled affiliate as of July 31, 2006, after giving effect to the proposed merger.
ƒ	All or a portion of this security was pledged to cover initial margin requirements for open futures contracts.
†	Rate shown represents the yield to maturity at date of purchase.
ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Disciplined Value Fund and the money market fund.
þþ	Represents investment of cash collateral received from securities on loan.
(1)	Collateralized by $2,876,391 U.S. Treasury Note, 4.875%, 4/30/2008, value including accrued interest is $2,588,752.

Summary of Abbreviations
ADR	American Depository Receipt

At July 31, 2006 the Evergreen Disciplined Value Fund had open long futures contracts outstanding as follows:

Expiration	Contracts	Initial Contract Amount	Value at 31-Jul-06	Unrealized Gain

Sep-06	21 S&P 500 Index	$6,586,847	$6,729,450	$142,603

See Notes to Pro Forma Combining Financial Statements.

Evergreen Disciplined Value Fund
Pro Forma Combining Financial Statements (unaudited)
Pro Forma Combining Statement of Assets and Liabilities
July 31, 2006

	Evergreen Disciplined Value Fund	Atlas Dual Focus Fund	Atlas Value Fund	Adjustments		Evergreen Disciplined Value Fund Pro Forma

Assets
Investments in securities, at value (cost $625,695,091, $54,463,681, $121,552,957 and $801,711,729, respectively) including $12,536,945, $0, $0 and $12,536,945, respectively, of securities loaned	$702,361,505	$54,733,081	$125,575,917			$882,670,503
Investments in affiliated money market fund, at value (cost $6,044,459, $0, $0 and $6,044,459, respectively)	6,044,459	0	0			6,044,459

Total investments	708,405,964	54,733,081	125,575,917			888,714,962
Cash	0	98,591	0			98,591
Receivables for securities sold	18,262,777	58,172,289	106,729,082			183,164,148
Receivable for Fund shares sold	53,094	35,333	81,014			169,441
Dividends and interest receivable	809,386	72,693	93,903			975,982
Receivable for securities lending income	557	1,359	5,574			7,490
Prepaid expenses and other assets	38,362	166	558			39,086

Total assets	727,570,140	113,113,512	232,486,048			1,073,169,700

Liabilities
Payable for securities purchased	19,553,604	52,829,584	108,054,555			180,437,743
Payable for Fund shares redeemed	990,069	0	0			990,069
Payable for securities on loan	12,873,963	0	0			12,873,963
Payable for daily variation margin on open futures contracts	15,660	0	0			15,660
Advisory fee payable	10,431	36,309	82,580			129,320
Distribution Plan expenses payable	275	12,967	26,111			39,353
Due to other related parties	16,066	0	0			16,066
Accrued expenses and other liabilities	130,790	45,716	60,072			236,578

Total liabilities	33,590,858	52,924,576	108,223,318			194,738,752

Net assets	$693,979,282	$60,188,936	$124,262,730			$878,430,948

Net assets represented by
Paid-in capital	$613,908,311	$66,988,145	$115,367,702			$796,264,158
Undistributed net investment income	587,286	62,672	332,791			982,749
Accumulated net realized gains or losses on investments	2,674,668	(7,131,281)	4,539,277			82,664
Net unrealized gains on investments	76,809,017	269,400	4,022,960			81,101,377

Total net assets	$693,979,282	$60,188,936	$124,262,730			$878,430,948

Class A Shares
Net assets	$13,427,566			$184,451,666	(a)	$197,879,232
Shares of beneficial interest outstanding (unlimited number of shares authorized)	807,938			11,098,520	(b)	11,906,458
Net asset value	$16.62					$16.62
Maximum offering price (based on sales charge of 5.75% and 5.75%, respectively)	$17.63					$17.63
Class B Shares
Net assets	$5,069,642					$5,069,642
Shares of beneficial interest outstanding (unlimited number of shares authorized)	306,352					306,352
Net asset value	$16.55					$16.55
Class C Shares
Net assets	$1,617,408					$1,617,408
Shares of beneficial interest outstanding (unlimited number of shares authorized)	97,858					97,858
Net asset value	$16.53					$16.53
Class I Shares
Net assets	$673,864,666					$673,864,666
Shares of beneficial interest outstanding (unlimited number of shares authorized)	40,617,675					40,617,675
Net asset value	$16.59					$16.59
Atlas Fund Shares
Net assets		$60,188,936	$124,262,730	(184,451,666)	(a)
Shares of beneficial interest outstanding (unlimited number of shares authorized)		5,304,423	10,198,121	(15,502,544)	(b)
Net asset value		$11.35	$12.18

(a)	Reflects the mergers of target fund assets into Class A of the surviving fund.
(b)	Reflects the impact of converting shares of the target funds into shares of the surviving fund.

See Notes to Pro Forma Combining Financial Statements.

Evergreen Disciplined Value Fund
Pro Forma Combining Financial Statements (unaudited)
Pro Forma Combining Statement of Operations Year Ended
July 31, 2006

	Evergreen Disciplined Value Fund	Atlas Dual Focus Fund	Atlas Value Fund	Adjustments		Evergreen Disciplined Value Fund Pro Forma

Investment income
Dividends	$5,261,473	$570,585	$2,004,895			$7,836,953
Interest	22,555	980,630	146,722			1,149,907
Securities lending income	1,314	0	0			1,314
Income from affiliate	255,691	0	0			255,691

Total investment income	5,541,033	1,551,215	2,151,617			9,243,865

Expenses
Advisory fee	1,521,024	385,357	888,126	(288,700)	(a)	2,505,807
Distribution Plan expenses
Class A/Atlas shares	10,219	137,627	279,833	(762)	(a)	426,917
Class B	18,264	0	0			18,264
Class C	5,946	0	0			5,946
Administrative services fee	236,554	0	0	165,522	(b)	402,076
Transfer agent fees	81,357	54,804	116,247	(33,540)	(c)	218,868
Trustees' fees and expenses	7,329	3,400	7,624	(8,695)	(d)	9,658
Printing and postage expenses	23,923	8,100	23,231	(12,254)	(e)	43,000
Custodian and accounting fees	66,212	75,889	78,022	(107,581)	(d)	112,542
Registration and filing fees	157,961	9,381	23,885	(27,160)	(f)	164,067
Professional fees	29,739	13,951	30,797	(29,083)	(f)	45,404
Interest expense	276	0	0			276
Other	15,354	3,822	9,198			28,374

Total expenses	2,174,158	692,331	1,456,963	(342,253)		3,981,199
Less: Expense reductions	(5,073)	0	0			(5,073)
Fee waivers and expense reimbursements	(50,233)	0	0	(286,959)	(g)	(337,192)

Net expenses	2,118,852	692,331	1,456,963	(629,212)		3,638,934

Net investment income	3,422,181	858,884	694,654	629,212		5,604,931

Net realized and unrealized gains or losses on investments
Net realized gains or losses on:
Securities	9,484,350	1,630,445	5,091,011			16,205,806
Futures contracts	(220,192)	0	0			(220,192)

Net realized gains on investments	9,264,158	1,630,445	5,091,011	-		15,985,614
Net change in unrealized gains or losses on investments	22,697,065	(1,537,955)	(4,315,787)			16,843,323

Net realized and unrealized gains or losses on investments	31,961,223	92,490	775,224	-		32,828,937

Net increase in net assets resulting from operations	$35,383,404	$951,374	$1,469,878	629,212		$38,433,868

(a)	Reflects a decrease based on the combined asset level of the surviving fund and the impact of the Board approved advisory fee rate and 12b-1 rate reductions for the full twelve month period.
(b)	Reflects an increase based on the surviving fund's fee schedule and the average net assets of the combined fund.
(c)	Reflects a decrease based on the surviving fund's transfer agent fee schedule and the number of shareholder accounts.
(d)	Reflects a decrease based on the combined asset level of the surviving fund.
(e)	Reflects a decrease based on the combined asset level and the combined number of shareholder accounts of the surviving fund.
(f)	Reflects a savings resulting from the elimination of duplicate fees of the individual funds.
(g)	Reflects an adjustment for fee waivers necessary for the surviving fund.

See Notes to Pro Forma Combining Financial Statements.

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Evergreen Disciplined Value Fund
Notes to Pro Forma Combining Financial Statements (Unaudited)
July 31, 2006

1.	Basis of Combination

The Pro Forma Combining Statement of Assets and Liabilities, including the Pro Forma Schedule of Investments and the related Pro Forma Combining Statement of Operations (“Pro Forma Statements”), reflect the accounts of Evergreen Disciplined Value Fund, Atlas Dual Focus Fund and Atlas Value Fund (individually, the “Fund”) at July 31, 2006 and for the period then ended.

The Pro Forma Statements give effect to the proposed Agreement and Plan of Reorganization (the “Reorganization”) to be submitted to shareholders of Atlas Dual Focus Fund and Atlas Value Fund. The Reorganization provides for the acquisition of all the assets and the identified liabilities of Atlas Dual Focus Fund and Atlas Value Fund by Evergreen Disciplined Value Fund, in a tax-free exchange for Class A shares of Evergreen Disciplined Value Fund. Thereafter, there will be a distribution of Class A shares of Evergreen Disciplined Value Fund to the shareholders of Atlas Dual Focus Fund and Atlas Value Fund in liquidation and subsequent termination thereof. As a result of the Reorganization, the shareholders of Atlas Dual Focus Fund and Atlas Value Fund will become the owners of that number of full and fractional Class A shares of Evergreen Disciplined Value Fund having an aggregate net asset value equal to the aggregate net asset value of their respective shares in their Fund as of the close of business immediately prior to the date that Atlas Dual Focus Fund and Atlas Value Fund are exchanged for Class A shares of Evergreen Disciplined Value Fund.

The Pro Forma Statements reflect the expenses of each Fund in carrying out its obligations under the Reorganization as though the merger occurred at the beginning of the period presented.

The information contained herein is based on the experience of each Fund for the period then ended and is designed to permit shareholders of the consolidating mutual funds to evaluate the financial effect of the proposed Reorganization. The expenses of Atlas Dual Focus Fund and Atlas Value Fund in connection with the Reorganization (including the cost of any proxy soliciting agents) will be borne by Evergreen Investment Management Company, LLC (“EIMC”). It is not anticipated that the securities of the combined portfolio will be sold in significant amounts in order to comply with the policies and investment practices of Evergreen Disciplined Value Fund. As of July 31, 2006, securities held by Atlas Dual Focus Fund and Atlas Value Fund would comply with the compliance guidelines and investment restrictions of Evergreen Disciplined Value Fund.

After the Reorganization, Evergreen Disciplined Value Fund will be the accounting and performance survivor. Evergreen Disciplined Value Fund will be the accounting and performance survivor for each Fund that approves the Reorganization; however, the Reorganization of each of Atlas Dual Focus Fund and Atlas Value Fund will proceed individually once each receives shareholder approval and is not dependent on the other Fund’s shareholder approval.

The Pro Forma Statements should be read in conjunction with the historical financial statements of each Fund incorporated by reference in the Statement of Additional Information.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that effect amounts reported herein. Actual results could differ from these estimates.

a.	Valuation of investments

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices. Foreign securities may be valued at fair value according to procedures approved by the Board of Trustees if the closing price is not reflective of current market prices due to trading or events occurring in the foreign markets between the close of the established exchange and the valuation time of the Fund. In addition, substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market. The value of foreign securities may be adjusted if such movements in the U.S. market exceed a specified threshold.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available or not reflective of current market value are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

b.	Repurchase agreements

Securities pledged as collateral for repurchase agreements are held by the custodian bank or in a segregated account in the Fund’s name until the agreements mature. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. However, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. The Fund will only enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.

c.	Futures contracts

In order to gain exposure to or protect against changes in security values, the Fund may buy and sell futures contracts. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts.

d.	Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

e.	Federal taxes

The Funds qualified as regulated investment companies and distribute all of their taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

Evergreen Disciplined Value Fund, after giving effect to the Reorganization, intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

As of September 30, 2006, the capital loss carryforwards of Atlas Dual Focus Fund would have been subject to annual limitations as a result of the Reorganization.  Evergreen Disciplined Value Fund had no capital loss carryforwards as of September 30, 2006 and was significantly greater in size than Atlas Dual Focus Fund.  Therefore, if the Reorganization were to have taken place on September 30, 2006, the combined Evergreen Disciplined Value Fund would have had capital loss carryforwards available to offset the combined fund’s future gains equal to only 0.1% of the net asset value of the combined fund, while as of that date, Atlas Dual Focus Fund had capital loss carryforwards equal to 11.7% of the net asset value of the fund.

3.	Shares of Beneficial Interest

As a result of the Reorganization, Evergreen Disciplined Value Fund would acquire the net assets of Atlas Dual Focus Fund and Atlas Value Fund in a tax-free exchange for Class A shares of Evergreen Disciplined Value Fund. The Pro Forma net asset values per share assume the issuance of 11,098,520 Class A shares of Evergreen Disciplined Value Fund which would have been issued at July 31, 2006 in connection with the proposed Reorganization. The issuance of these shares to shareholders of Atlas Dual Focus Fund and Atlas Value Fund would have resulted in 11,906,458 shares of Class A shares in the Pro Forma combined fund at July 31, 2006.

Each shareholder of Atlas Dual Focus Fund and Atlas Value Fund would receive Class A shares of Evergreen Disciplined Value Fund based on conversion ratios determined on July 31, 2006. The conversion ratios are calculated by dividing the net asset value per share of Atlas Dual Focus Fund and Atlas Value Fund, individually, by the Class A net asset value per share of Evergreen Disciplined Value Fund.

4.	Pro Forma Operations

The Pro Forma Combining Statement of Operations assumes similar rates of gross investment income for the investments of each Fund. Accordingly, the combined gross investment income is equal to the sum of each Fund’s gross investment income. Pro Forma operating expenses include the actual expenses of the Funds, adjusted to reflect the expected expenses of the combined entity. The combined pro forma expenses were calculated by determining the expense rates based on the combined average net assets of the three funds and applying those rates to the average net assets of Evergreen Disciplined Value Fund for the twelve months ended July 31, 2006 and to the average net assets of Atlas Dual Focus Fund and Atlas Value Fund for the twelve months ended July 31, 2006. The adjustments reflect those amounts needed to adjust the combined expenses to these rates.

5.	Financing Agreement

The Fund and certain other Evergreen funds share in an unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee on the unused balance, which is allocated pro rata. The credit facility is for $100 million with an annual commitment fee of 0.08%. Prior to July 3, 2006, the credit facility was for $150 million with an annual commitment fee of 0.09%.

6.	Regulatory Matters and Legal Proceedings

Since September 2003, governmental and self-regulatory authorities have instituted numerous ongoing investigations of various practices in the mutual fund industry, including investigations relating to revenue sharing, market-timing, late trading and record retention, among other things. The investigations cover investment advisors, distributors and transfer agents to mutual funds, as well as other firms. EIMC, Evergreen Investment Services, Inc. (“EIS”) and Evergreen Service Company, LLC (collectively, “Evergreen”) have received subpoenas and other requests for documents and testimony relating to these investigations, are endeavoring to comply with those requests, and are cooperating with the investigations. Evergreen is continuing its own internal review of policies, practices, procedures and personnel, and is taking remedial action where appropriate.

In connection with one of these investigations, on July 28, 2004, the staff of the Securities and Exchange Commission (“SEC”) informed Evergreen that the staff intends to recommend to the SEC that it institute an enforcement action against Evergreen. The SEC staff’s proposed allegations relate to (i) an arrangement pursuant to which a broker at one of EIMC’s affiliated broker-dealers had been authorized, apparently by an EIMC officer (who is no longer with EIMC), to engage in short-term trading, on behalf of a client, in Evergreen Mid Cap Growth Fund (formerly Evergreen Emerging Growth Fund and prior to that, known as Evergreen Small Company Growth Fund) during the period from December 2000 through April 2003, in excess of the limitations set forth in the funds’ prospectus, (ii) short-term trading from September 2001 through January 2003, by a former Evergreen portfolio manager of Evergreen Precious Metals Fund, a fund he managed at the time, (iii) the sufficiency of systems for monitoring exchanges and enforcing exchange limitations as stated in the fund’s prospectuses, and (iv) the adequacy of e-mail retention practices. In connection with the activity in Evergreen Mid Cap Growth Fund, EIMC reimbursed the fund $378,905, plus an additional $25,242, representing what EIMC calculated at that time to be the client’s net gain and the fees earned by EIMC and the expenses incurred by this fund on the client’s account. In connection with the activity in Evergreen Precious Metals Fund, EIMC reimbursed the fund $70,878, plus an additional $3,075, representing what EIMC calculated at that time to be the portfolio manager’s net gain and the fees earned by EIMC and expenses incurred by the fund on the portfolio manager’s account. Evergreen is currently engaged in discussions with the staff of the SEC concerning its recommendation.

The staff of the National Association of Securities Dealers (“NASD”) had notified EIS that it has made a preliminary determination to recommend that disciplinary action be brought against EIS for certain violations of the NASD’s rules. The recommendation relates principally to allegations that EIS (i) arranged for fund portfolio trades to be directed to broker-dealers (including Wachovia Securities, LLC, an affiliate of EIS) that sold Evergreen fund shares during the period of January 2001 to December 2003 and (ii) provided non-cash compensation by sponsoring offsite meetings attended by Wachovia Securities, LLC brokers during that period. EIS is cooperating with the NASD staff in its review of these matters.

Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties or injunctions regarding Evergreen, restitution to mutual fund shareholders and/or other financial penalties and structural changes in the governance or management of Evergreen’s mutual fund business. Any penalties or restitution will be paid by Evergreen and not by the Evergreen funds.

In addition, the Evergreen funds and EIMC and certain of its affiliates are involved in various legal actions, including private litigation and class action lawsuits. EIMC does not expect that any of such legal actions currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds or on EIMC’s ability to provide services to the Evergreen funds.

Although Evergreen believes that neither the foregoing investigations described above nor any pending or threatened legal actions will have a material adverse impact on the Evergreen funds, there can be no assurance that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses, or that they will not have other adverse consequences on the Evergreen funds.

Evergreen Envision Growth and Income Fund
Pro Forma Combining Financial Statements (unaudited)
Pro Forma Combining Schedule of Investments
June 30, 2006

These Pro Forma Financial Statements relate specifically to the proposed transfer of the assets and liabilities of Atlas Independence Flagship Fund, a series of Atlas Funds, to Evergreen Envision Growth and Income Fund, a series of Evergreen Equity Trust, in exchange for Class A shares (to be issued to holders of shares of each of Atlas Independence Flagship Fund, of beneficial interest, $0.001 par value per share, of Evergreen Envision Growth and Income Fund). The period presented covers the period from January 3, 2006 through June 30, 2006 and reflects financial information assuming the merger takes place.

	Evergreen Envision Growth and Income Fund		Atlas Independence Flagship Fund		Adjustments				Evergreen Envision Growth and Income Fund Pro Forma

MUTUAL FUND SHARES	Shares	Value	Shares	Value	Shares		Value		Shares	Value

International Equity - 2.0%
Atlas Emerging Growth Fund (a)		$0	1,763,918	$31,238,983	(1,763,918)	(b)	(31,238,983)	(b)	0	$0
Evergreen International Equity Fund, Class I ø	38,218	407,399		0					38,218	407,399
Evergreen Intrinsic World Equity Fund, Class I ø		0		0	111,381	(b)	2,719,912	(b)	111,381	2,719,912

		407,399		31,238,983			(28,519,071)			3,127,311

International Fixed Income - 0.1%
Evergreen International Bond Fund, Class I ø	21,362	224,091		0					21,362	224,091

U.S. Equity - 69.8%
Atlas Balanced Fund		0	2,017,193	23,096,859	(2,017,193)	(b)	(23,096,859)	(b)	0	0
Atlas Global Growth Fund		0	111,381	2,719,912	(111,381)	(b)	(2,719,912)	(b)	0	0
Atlas Growth Opportunities Fund		0	44,596	1,052,461	(44,596)	(b)	(1,052,461)	(b)	0	0
Atlas Strategic Growth Fund (a)		0	2,264,666	30,867,399	(2,264,666)	(b)	(30,867,399)	(b)	0	0
Atlas Value Fund		0	1,917,435	23,181,785	(1,917,435)	(b)	(23,181,785)	(b)	0	0
Evergreen Disciplined Small-Mid Value Fund, Class I ø	58,187	621,441		0					58,187	621,441
Evergreen Disciplined Value Fund, Class I ø	60,589	991,243		0	3,934,628	(b)	46,278,644	(b)	3,995,217	47,269,887
Evergreen Large Cap Equity Fund, Class I ø					2,309,262	(b)	31,919,860	(b)	2,309,262	31,919,860
Evergreen Strategic Growth Fund, Class I ø	7,475	199,810		0					7,475	199,810
Evergreen Small Mid Growth Fund, Class I ø					1,763,918	(b)	31,238,983	(b)	1,763,918	31,238,983

		1,812,494		80,918,416			28,519,071			111,249,981

U.S. Fixed Income - 5.0%
Atlas American Enterprise Bond Fund		0	660,610	6,229,555	(660,610)	(b)	(6,229,555)	(b)	0	0
Atlas Strategic Income Fund		0	7,154,308	31,264,328	(7,154,308)	(c)	(31,264,328)	(c)	0	0
Evergreen Core Bond Fund, Class I ø	62,757	638,870		0	660,610	(b)	6,229,555	(b)	723,367	6,868,425
Evergreen High Yield Bond Fund, Class I ø	144,683	468,774		0					144,683	468,774
Evergreen Ultra Short Opportunities Fund, Class I ø	57,431	558,233		0					57,431	558,233

		1,665,877		37,493,883			(31,264,328)			7,895,432

Short-Term Investments - 0.0%
Atlas Money Market Fund		0	4,739,227	4,739,227	(4,739,227)	(c)	(4,739,227)	(c)	0	0

Total Investments (cost $4,141,892, $150,029,808 and
$117,109,157, respectively) - 76.9%		4,109,861		154,390,509			(36,003,555)	(d)		122,496,815
Other Assets and Liabilities - 23.1%		207,025		621,744			36,003,555	(d)		36,832,324

Net Assets - 100%		$4,316,886		$155,012,253						$159,329,139

ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Envision Growth and Income Fund and the underlying fund.
(a)	Non-income producing investment.
(b)	Adjustments to reflect the merger of the underlying Atlas funds into the underlying Evergreen funds.
(c)	Reflects the redemption of Atlas fund.
(d)	Reflects net impact of redemption in Atlas funds and the receipt of cash for redemptions.

See Notes to Pro Forma Combining Financial Statements.

Evergreen Envision Growth and Income Fund
Pro Forma Combining Financial Statements (unaudited)
Pro Forma Combining Statement of Assets and Liabilities
June 30, 2006

	Evergreen Envision Growth and Income Fund	Altas Independence Flagship Fund	Adjustments		Evergreen Envision Growth and Income Fund Pro Forma

Assets
Investments in affiliates, at value (cost $4,141,892, $150,029,808 and $117,109,157, respectively)	$4,109,861	$154,390,509	(36,003,555)	(a)	$122,496,815
Cash	46,566	196,263	36,003,555	(b)	36,246,384
Receivable for Fund shares sold	262,914	831,443			1,094,357
Dividends receivable	7,382	275,918			283,300
Receivable from investment advisor	3,528	0			3,528
Prepaid expenses and other assets	1,193	0			1,193

Total assets	4,431,444	155,694,133			160,125,577

Liabilities
Dividends payable	588	0			588
Payable for securities purchased	45,630	475,055			520,685
Payable for Fund shares redeemed	0	140,484			140,484
Advisory fee payable	0	31,079			31,079
Distribution Plan expenses payable	76	0			76
Due to other related parties	156	0			156
Accrued expenses and other liabilities	68,108	35,262			103,370

Total liabilities	114,558	681,880			796,438

Net assets	$4,316,886	$155,012,253			$159,329,139

Net assets represented by
Paid-in capital	$4,348,609	$145,975,089			$150,323,698
Undistributed net investment income	464	790,149			790,613
Accumulated net realized gains or losses on investments	(156)	3,886,314			3,886,158
Net unrealized gains or losses on investments	(32,031)	4,360,701			4,328,670

Total net assets	$4,316,886	$155,012,253			$159,329,139

Class A Shares
Net assets	$2,740,259		$155,012,253	(c)	$157,752,512
Shares of beneficial interest outstanding (unlimited number of shares authorized)	272,147		15,394,979	(d)	15,667,126
Net asset value	$10.07				$10.07
Maximum offering price (based on sales charge of 4.75% and 4.75%, respectively)	$10.57				$10.57

Class B Shares
Net assets	$1,248,676				$1,248,676
Shares of beneficial interest outstanding (unlimited number of shares authorized)	124,089				124,089
Net asset value	$10.06				$10.06

Class C Shares
Net assets	$326,944				$326,944
Shares of beneficial interest outstanding (unlimited number of shares authorized)	32,513				32,513
Net asset value	$10.06				$10.06

Class I Shares
Net assets	$1,007				$1,007
Shares of beneficial interest outstanding (unlimited number of shares authorized)	100				100
Net asset value	$10.07				$10.07

Atlas Fund Shares
Net assets		$155,012,253	(155,012,253)	(c)
Shares of beneficial interest outstanding (unlimited number of shares authorized)		12,850,417	(12,850,417)	(d)
Net asset value		$12.06

(a)	Reflects the merger of the underlying Altas funds into the underlying Evergreen funds and the redemption of certain Atlas funds shares.
(b)	Reflects the cash received for the redemption of Atlas fund shares.
(c)	Reflects the merger of target fund assets into Class A of the surviving fund.
(d)	Reflects the impact of converting shares of the target fund into shares of the surviving fund.

See Notes to Pro Forma Combining Financial Statements.

Evergreen Envision Growth and Income Fund
Pro Forma Combining Financial Statements (unaudited)
Pro Forma Combining Statement of Operations
Period Ended June 30 2006*

	Evergreen Envision Growth and Income Fund	Atlas Independence Flagship Fund	Adjustments		Evergreen Envision Growth and Income Fund Pro Forma

Investment income
Dividends from affiliated investment company shares	$20,030	$1,052,936			$1,072,966

Expenses
Advisory fee	0	161,239	(161,239)	(a)	0
Distribution Plan expenses
Class A/Atlas Shares	1,349	0			1,349
Class B	1,825	0			1,825
Class C	324	0			324
Transfer agent fees	12,869	45,790	4,511	(b)	63,170
Trustees' fees and expenses	1,547	3,781	(2,866)	(c)	2,462
Printing and postage expenses	11,574	9,566	(5,140)	(c)	16,000
Custodian and accounting fees	2,062	25,142	(21,874)	(c)	5,330
Registration and filing fees	35,327	10,921	(9,203)	(d)	37,045
Professional fees	12,627	14,354	(9,233)	(d)	17,748
Other	1,073	3,563			4,636

Total expenses	80,577	274,356	(205,044)		149,889
Less: Expense reductions	(14)	0			(14)
Expense reimbursements	(74,895)	0	74,670	(e)	(225)

Net expenses	5,668	274,356	(130,374)		149,650

Net investment income	14,362	778,580	130,374		923,316

Net realized and unrealized gains or losses on investments
Net realized gains or losses on sales of affiliated investment company shares	(156)	3,858,513			3,858,357
Net change in unrealized gains or losses on investments	(32,031)	(6,433,782)			(6,465,813)

Net realized and unrealized losses on investments	(32,187)	(2,575,269)			(2,607,456)

Net decrease in net assets resulting from operations	($17,825)	($1,796,689)	130,374		($1,684,140)

*	For the period from January 3, 2006 (commencement of Evergreen Envision Growth and Income Fund operations), to June 30, 2006.
(a)	Reflects a decrease since the surviving fund does not pay an advisory fee.
(b)	Reflects an increase due to an increase in shareholder accounts in the surviving fund.
(c)	Reflects a decrease based on the combined asset level of the surviving fund.
(d)	Reflects a savings resulting from the elimination of duplicate fees of the individual funds.
(e)	Reflects an adjustment in accordance with the surviving fund's contractual expense cap.

See Notes to Pro Forma Combining Financial Statements.

Evergreen Envision Growth and Income Fund
Notes to Pro Forma Combining Financial Statements (Unaudited)
June 30, 2006

1.	Basis of Combination

The Pro Forma Combining Statement of Assets and Liabilities, including the Pro Forma Schedule of Investments and the related Pro Forma Combining Statement of Operations (“Pro Forma Statements”), reflect the accounts of Evergreen Envision Growth and Income Fund and Atlas Independence Flagship Fund (individually, the “Fund”) at June 30, 2006 and for the period then ended.

The Pro Forma Statements give effect to the proposed Agreement and Plan of Reorganization (the “Reorganization”) to be submitted to shareholders of Atlas Flagship Fund. The Reorganization provides for the acquisition of all the assets and the identified liabilities of Atlas Independence Flagship Fund by Evergreen Envision Growth and Income Fund, in a tax-free exchange for Class A shares of Evergreen Envision Growth and Income Fund. Thereafter, there will be a distribution of Class A shares of Evergreen Envision Growth and Income Fund to the shareholders of Atlas Independence Flagship Fund in liquidation and subsequent termination thereof. As a result of the Reorganization, the shareholders of Atlas Independence Flagship Fund will become the owners of that number of full and fractional Class A shares of Evergreen Envision Growth and Income Fund having an aggregate net asset value equal to the aggregate net asset value of their shares in their Fund as of the close of business immediately prior to the date that Atlas Independence Flagship Fund are exchanged for Class A shares of Evergreen Envision Growth and Income Fund.

The Pro Forma Schedule of Investments also reflects the merger of underlying Atlas funds into underlying Evergreen funds as follows:

Atlas Fund	merging into	Evergreen Fund
Atlas American Enterprise Bond Fund		Evergreen Core Bond Fund
Atlas Balanced Fund		Evergreen Disciplined Value Fund
Atlas Emerging Growth Fund		Evergreen Small-Mid Growth Fund
Atlas Global Growth Fund		Evergreen Intrinsic World Equity Fund
Atlas Global Opportunities Fund		Evergreen Large Cap Equity Fund
Atlas Strategic Growth Fund		Evergreen Large Cap Equity Fund
Atlas Value Fund		Evergreen Disciplined Value Fund

The Pro Forma Statements reflect the expenses of each Fund in carrying out its obligations under the Reorganization as though the merger occurred at the beginning of the period presented.

The information contained herein is based on the experience of each Fund for the period then ended and is designed to permit shareholders of the consolidating mutual funds to evaluate the financial effect of the proposed Reorganization. The expenses of Atlas Independence Flagship Fund in connection with the Reorganization (including the cost of any proxy soliciting agents) will be borne by Evergreen Investment Management Company, LLC (“EIMC”). It is not anticipated that the securities of the combined portfolio will be sold in significant amounts in order to comply with the policies and investment practices of Evergreen Envision Growth and Income Fund. As of June 30, 2006, securities held by Atlas Independence Flagship Fund would comply with the compliance guidelines and investment restrictions of Evergreen Envision Growth and Income Fund.

The Pro Forma Statements should be read in conjunction with the historical financial statements of each Fund incorporated by reference in the Statement of Additional Information.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that effect amounts reported herein. Actual results could differ from these estimates.

a.	Valuation of investments

Investments in the underlying funds are valued at the net asset value per share as reported by the underlying funds as of the close of the regular trading on the New York Stock Exchange on each date the exchange is open for trading.

b.	Federal taxes

The Funds qualified as regulated investment companies and distribute all of their taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

Evergreen Envision Growth and Income Fund, after giving effect to the Reorganization, intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

3.	Shares of Beneficial Interest

As a result of the Reorganization, Evergreen Envision Growth and Income Fund would acquire the net assets of Atlas Independence Flagship Fund in a tax-free exchange for Class A shares of Evergreen Envision Growth and Income Fund. The Pro Forma net asset values per share assume the issuance of 15,394,979 Class A shares of Evergreen Envision Growth and Income Fund which would have been issued at June 30, 2006 in connection with the proposed Reorganization. The issuance of these shares to shareholders of Atlas Independence Flagship Fund resulted in 15,667,126 shares of Class A shares in the Pro Forma combined fund at June 30, 2006.

Shareholders of Atlas Independence Flagship Fund would receive Class A shares of Evergreen Envision Growth and Income Fund based on a conversion ratio determined on June 30, 2006. The conversion ratio is calculated by dividing the net asset value per share of Atlas Independence Flagship Fund by the Class A net asset value per share of Evergreen Envision Growth and Income Fund.

4.	Pro Forma Operations

The Pro Forma Combining Statement of Operations assumes similar rates of gross investment income for the investments of each Fund. Accordingly, the combined gross investment income is equal to the sum of each Fund’s gross investment income. Pro Forma operating expenses include the actual expenses of the Funds, adjusted to reflect the expected expenses of the combined entity. The combined pro forma expenses were calculated by determining the expense rates based on the combined average net assets of the two funds and applying those rates to the average net assets of Evergreen Envision Growth and Income Fund for the period from January 3, 2006 to June 30, 2006 and to the average net assets of Atlas Independence Flagship Fund for the period from January 3, 2006 to June 30, 2006. The adjustments reflect those amounts needed to adjust the combined expenses to these rates.

5.	Regulatory Matters and Legal Proceedings

Since September 2003, governmental and self-regulatory authorities have instituted numerous ongoing investigations of various practices in the mutual fund industry, including investigations relating to revenue sharing, market-timing, late trading and record retention, among other things. The investigations cover investment advisors, distributors and transfer agents to mutual funds, as well as other firms. “EIMC, Evergreen Investment Services, Inc. (“EIS”) and Evergreen Service Company, LLC (collectively, “Evergreen”) have received subpoenas and other requests for documents and testimony relating to these investigations, are endeavoring to comply with those requests, and are cooperating with the investigations. Evergreen is continuing its own internal review of policies, practices, procedures and personnel, and is taking remedial action where appropriate.

In connection with one of these investigations, on July 28, 2004, the staff of the Securities and Exchange Commission (“SEC”) informed Evergreen that the staff intends to recommend to the SEC that it institute an enforcement action against Evergreen. The SEC staff’s proposed allegations relate to (i) an arrangement pursuant to which a broker at one of EIMC’s affiliated broker-dealers had been authorized, apparently by an EIMC officer (who is no longer with EIMC), to engage in short-term trading, on behalf of a client, in Evergreen Mid Cap Growth Fund (formerly Evergreen Emerging Growth Fund and prior to that, known as Evergreen Small Company Growth Fund) during the period from December 2000 through April 2003, in excess of the limitations set forth in the funds’ prospectus, (ii) short-term trading from September 2001 through January 2003, by a former Evergreen portfolio manager of Evergreen Precious Metals Fund, a fund he managed at the time, (iii) the sufficiency of systems for monitoring exchanges and enforcing exchange limitations as stated in the fund’s prospectuses, and (iv) the adequacy of e-mail retention practices. In connection with the activity in Evergreen Mid Cap Growth Fund, EIMC reimbursed the fund $378,905, plus an additional $25,242, representing what EIMC calculated at that time to be the client’s net gain and the fees earned by EIMC and the expenses incurred by this fund on the client’s account. In connection with the activity in Evergreen Precious Metals Fund, EIMC reimbursed the fund $70,878, plus an additional $3,075, representing what EIMC calculated at that time to be the portfolio manager’s net gain and the fees earned by EIMC and expenses incurred by the fund on the portfolio manager’s account. Evergreen is currently engaged in discussions with the staff of the SEC concerning its recommendation.

The staff of the National Association of Securities Dealers (“NASD”) had notified EIS that it has made a preliminary determination to recommend that disciplinary action be brought against EIS for certain violations of the NASD’s rules. The recommendation relates principally to allegations that EIS (i) arranged for fund portfolio trades to be directed to broker-dealers (including Wachovia Securities, LLC, an affiliate of EIS) that sold Evergreen fund shares during the period of January 2001 to December 2003 and (ii) provided non-cash compensation by sponsoring offsite meetings attended by Wachovia Securities, LLC brokers during that period. EIS is cooperating with the NASD staff in its review of these matters.

Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties or injunctions regarding Evergreen, restitution to mutual fund shareholders and/or other financial penalties and structural changes in the governance or management of Evergreen’s mutual fund business. Any penalties or restitution will be paid by Evergreen and not by the Evergreen funds.

In addition, the Evergreen funds and EIMC and certain of its affiliates are involved in various legal actions, including private litigation and class action lawsuits. EIMC does not expect that any of such legal actions currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds or on EIMC’s ability to provide services to the Evergreen funds.

Although Evergreen believes that neither the foregoing investigations described above nor any pending or threatened legal actions will have a material adverse impact on the Evergreen funds, there can be no assurance that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses, or that they will not have other adverse consequences on the Evergreen funds.

Evergreen Envision Growth Fund
Pro Forma Combining Financial Statements (unaudited)
Pro Forma Combining Schedule of Investments
June 30, 2006

These Pro Forma Financial Statements relate specifically to the proposed transfer of the assets and liabilities of Atlas Independence Star Spangled Fund, a series of Atlas Funds, to Evergreen Envision Growth Fund, a series of Evergreen Equity Trust, in exchange for Class A shares (to be issued to holders of shares of each of Atlas Independence Star Spangled Fund, of beneficial interest, $0.001 par value per share, of Evergreen Envision Growth Fund). The period presented covers the period from January 3, 2006 through June 30, 2006 and reflects financial information assuming the merger takes place.

	Evergreen Envision Growth Fund		Atlas Independence Star Spangled Fund		Adjustments				Evergreen Envision Growth Fund Pro Forma

	Shares	Value	Shares	Value					Shares	Value
MUTUAL FUND SHARES
International Equity - 6.9%
Atlas Emerging Growth Fund (a)		$0	95,057	$1,683,464	(95,057)	(b)	(1,683,464)	(b)	0	$0
Evergreen International Equity Fund, Class I ø	69,291	754,036		0					69,291	754,036

		754,036		1,683,464			(1,683,464)			754,036

U.S. Equity - 83.1%
Atlas Global Growth Fund		0	30,331	740,685	(30,331)	(b)	(740,685)	(b)	0	0
Atlas Strategic Growth Fund (a)		0	130,944	1,784,767	(130,944)	(b)	(1,784,767)	(b)	0	0
Atlas Value Fund		0	221,515	2,678,121	(221,515)	(b)	(2,678,121)	(b)	0	0
Evergreen Disciplined Small-Mid Value Fund, Class I ø	52,578	573,084		0					52,578	573,084
Evergreen Disciplined Value Fund, Class I ø	34,203	571,105		0	221,515	(b)	2,678,121	(b)	255,718	3,249,226
Evergreen Intrinsic World Equity Fund, Class I ø					30,331	(b)	740,685	(b)	30,331	740,685
Evergreen Large Cap Equity Fund, Class I ø					130,944	(b)	1,784,767	(b)	130,944	1,784,767
Evergreen Small-Mid Growth Fund, Class I ø	47,016	550,356		0	95,057	(b)	1,683,464	(b)	142,073	2,233,820
Evergreen Strategic Growth Fund, Class I ø	20,196	551,399		0					20,196	551,399

		2,245,944		5,203,573			1,683,464			9,132,981

U.S. Fixed Income - 6.9%
Evergreen Core Bond Fund, Class I ø	38,216	397,119		0					38,216	397,119
Evergreen Ultra Short Opportunities Fund, Class I ø	36,347	360,608		0					36,347	360,608

		757,727		0						757,727

SHORT TERM INVESTMENTS - 0.0.%
Atlas Money Market Fund		0	337,134	337,135	(337,134)	(c)	(337,135)	(c)	0	0

Total Investments (cost $3,802,555, $7,456,504 and $10,921,925, respectively) - 96.9%		3,757,707		7,224,172			(337,135)	(d)		10,644,744
Other Assets and Liabilities - 3.1%		11,718		(6,567)			337,135	(d)		342,286

Net Assets - 100.0%		$3,769,425		$7,217,605						$10,987,030

(a)	Non-income producing investment.
(b)	Adjustments to reflect the merger of the underlying Atlas funds into the underlying Evergreen funds.
(c)	Reflects the redemption of Atlas fund.
(d)	Reflects the net impact of redemption in Atlas funds and the receipt of cash for the redemptions.
ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Evergreen Envision Growth Fund and the underlying fund.

See Notes to Pro Forma Combining Financial Statements.

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Evergreen Envision Growth Fund
Pro Forma Combining Financial Statements (unaudited)
Pro Forma Combining Statement of Assets and Liabilities
June 30, 2006

	Evergreen Envision Growth Fund	Atlas Independence Star Spangled Fund	Adjustments		Evergreen Envision Growth Fund Pro Forma

Assets
Investments in affiliates, at value (cost $3,802,555, $7,456,504 and $10,921,925, respectively)	$3,757,707	$7,224,172	(337,135)	(a)	$10,644,744
Cash	78,571	529	337,135	(b)	416,235
Receivable for Fund shares sold	82,833	4,779			87,612
Dividends and interest receivable	3,042	2,638			5,680
Receivable from investment advisor	3,638	0			3,638
Prepaid expenses and other assets	853	8,416			9,269

Total assets	3,926,644	7,240,534			11,167,178

Liabilities
Payable for securities purchased	76,993	1,645			78,638
Payable for Fund shares redeemed	8,954	0			8,954
Advisory fee payable	0	1,018			1,018
Distribution Plan expenses payable	168	0			168
Due to other related parties	1,328	0			1,328
Accrued expenses and other liabilities	69,776	20,266			90,042

Total liabilities	157,219	22,929			180,148

Net assets	$3,769,425	$7,217,605			$10,987,030

Net assets represented by
Paid-in capital	$3,814,267	$7,454,586			$11,268,853
Overdistributed net investment loss	(14)	(10,719)			(10,733)
Accumulated net realized gains on investments	20	6,070			6,090
Net unrealized losses on investments	(44,848)	(232,332)			(277,180)

Total net assets	$3,769,425	$7,217,605			$10,987,030

Class A Shares
Net assets	$1,407,661		$7,217,605	(c)	$8,625,266
Shares of beneficial interest outstanding (unlimited number of shares authorized)	136,518		699,978	(d)	836,496
Net asset value	$10.31				$10.31
Maximum offering price (based on sales charge of 4.75% and 4.75%, respectively)	$10.82				$10.82

Class B Shares
Net assets	$1,946,594				$1,946,594
Shares of beneficial interest outstanding (unlimited number of shares authorized)	188,828				188,828
Net asset value	$10.31				$10.31

Class C Shares
Net assets	$414,139				$414,139
Shares of beneficial interest outstanding (unlimited number of shares authorized)	40,179				40,179
Net asset value	$10.31				$10.31

Class I Shares
Net assets	$1,031				$1,031
Shares of beneficial interest outstanding (unlimited number of shares authorized)	100				100
Net asset value	$10.31				$10.31

Atlas Fund Shares
Net assets		$7,217,605	(7,217,605)	(c)
Shares of beneficial interest outstanding (unlimited number of shares authorized)		725,337	(725,337)	(d)
Net asset value		$9.95

(a)	Reflects the merger of the underlying Atlas funds into the underlying Evergreen funds and the redemption of certain Atlas funds shares.
(b)	Reflects the cash received for the redemption of Altas fund shares.
(c)	Reflects the merger of target fund assets into Class A of the surviving fund.
(d)	Reflects the impact of converting shares of the target fund into shares of the surviving fund.

See Notes to Pro Forma Combining Financial Statements.

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Evergreen Envision Growth Fund
Pro Forma Combining Financial Statements (unaudited)
Pro Forma Combining Statement of Operations
Period Ended June 30 2006*

	Evergreen Envision Growth Fund	Atlas Independence Star Spangled Fund	Adjustments		Evergreen Envision Growth Fund Pro Forma

Investment income
Dividends from affiliated investment company shares	$7,976	$2,811			$10,787
Interest	0	735			735

Total investment income	7,976	3,546			11,522

Expenses
Advisory fee	0	5,069	(5,069)	(a)	0
Distribution Plan expenses
Class A/Atlas Shares	692	0			692
Class B	3,203	0			3,203
Class C	657	0			657
Transfer agent fees	14,162	996	3,118	(b)	18,276
Trustees' fees and expenses	1,203	125	(95)	(c)	1,233
Printing and postage expenses	11,535	498	967	(b)	13,000
Custodian and accounting fees	2,065	2,496	(2,390)	(c)	2,171
Registration and filing fees	35,328	782	(450)	(d)	35,660
Professional fees	12,627	1,524	(1,350)	(d)	12,801
Other	2,213	8,616	(8,512)	(e)	2,317

Total expenses	83,685	20,106	(13,781)		90,010
Less: Expense reductions	(19)	0			(19)
Expense reimbursements	(77,008)	(4,835)	6,089	(f)	(75,754)

Net expenses	6,658	15,271	(7,692)		14,237

Net investment income	1,318	(11,725)	7,692		(2,715)
Net realized and unrealized gains or losses on securities
Net realized gains or losses on sales of affiliated investment company shares	20	4,899			4,919
Net change in unrealized gains or losses on investments	(44,848)	(231,700)			(276,548)

Net realized and unrealized gains or losses on investments	(44,828)	(226,801)			(271,629)

Net decrease in net assets resulting from operations	$ (43,510)	$ (238,526)	7,692		$ (274,344)

*	For the period from January 3, 2006 (commencement of Evergreen Envision Growth Fund operations), to June 30, 2006.
(a)	Reflects a decrease since the surviving fund does not pay an advisory fee.
(b)	Reflects an increase due to an increase in shareholder accounts in the surviving fund.
(c)	Reflects a decrease based on the combined asset level of the surviving fund.
(d)	Reflects a savings resulting from the elimination of duplicate fees of the individual funds.
(e)	Reflects an elimination of expenses not incurred by the surviving fund.
(f)	Reflects an adjustment in accordance with the surviving fund's contractual expense cap.

See Notes to Pro Forma Combining Financial Statements.

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Evergreen Envision Growth Fund
Notes to Pro Forma Combining Financial Statements (Unaudited)
June 30, 2006

1.	Basis of Combination

The Pro Forma Combining Statement of Assets and Liabilities, including the Pro Forma Schedule of Investments and the related Pro Forma Combining Statement of Operations (“Pro Forma Statements”), reflect the accounts of Evergreen Envision Growth Fund and Atlas Independence Star Spangled Fund (individually, the “Fund”) at June 30, 2006 and for the period then ended.

The Pro Forma Statements give effect to the proposed Agreement and Plan of Reorganization (the “Reorganization”) to be submitted to shareholders of Atlas Independence Star Spangled Fund. The Reorganization provides for the acquisition of all the assets and the identified liabilities of Atlas Independence Star Spangled Fund by Evergreen Envision Growth Fund, in a tax-free exchange for Class A shares of Evergreen Envision Growth Fund. Thereafter, there will be a distribution of Class A shares of Evergreen Envision Growth Fund to the shareholders of Atlas Independence Star Spangled Fund in liquidation and subsequent termination thereof. As a result of the Reorganization, the shareholders of Atlas Independence Star Spangled Fund will become the owners of that number of full and fractional Class A shares of Evergreen Envision Growth Fund having an aggregate net asset value equal to the aggregate net asset value of their shares in their Fund as of the close of business immediately prior to the date that Atlas Independence Star Spangled Fund are exchanged for Class A shares of Evergreen Envision Growth Fund.

The Pro Forma Schedule of Investments also reflects the merger of underlying Atlas funds into underlying Evergreen funds as follows:

Atlas Fund	merging into	Evergreen Fund
Atlas Emerging Growth Fund		Evergreen Small-Mid Growth Fund
Atlas Global Growth Fund		Evergreen Intrinsic World Equity Fund
Atlas Strategic Growth Fund		Evergreen Large Cap Equity Fund
Atlas Value Fund		Evergreen Disciplined Value Fund

The Pro Forma Statements reflect the expenses of each Fund in carrying out its obligations under the Reorganization as though the merger occurred at the beginning of the period presented.

The information contained herein is based on the experience of each Fund for the period then ended and is designed to permit shareholders of the consolidating mutual funds to evaluate the financial effect of the proposed Reorganization. The expenses of Atlas Independence Star Spangled Fund in connection with the Reorganization (including the cost of any proxy soliciting agents) will be borne by Evergreen Investment Management Company, LLC (“EIMC”). It is not anticipated that the securities of the combined portfolio will be sold in significant amounts in order to comply with the policies and investment practices of Evergreen Envision Growth Fund. As of June 30, 2006, securities held by Atlas Independence Star Spangled Fund would comply with the compliance guidelines and investment restrictions of Evergreen Envision Growth Fund.

The Pro Forma Statements should be read in conjunction with the historical financial statements of each Fund incorporated by reference in the Statement of Additional Information.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that effect amounts reported herein. Actual results could differ from these estimates.

a.	Valuation of investments

Investments in the underlying funds are valued at the net asset value per share as reported by the underlying funds as of the close of the regular trading on the New York Stock Exchange on each day the exchange is open for trading.

b.	Federal taxes

The Funds qualified as regulated investment companies and distribute all of their taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

Evergreen Envision Growth Fund, after giving effect to the Reorganization, intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

3.	Shares of Beneficial Interest

As a result of the Reorganization, Evergreen Envision Growth Fund would acquire the net assets of Atlas Independence Star Spangled Fund in a tax-free exchange for Class A shares of Evergreen Envision Growth Fund. The Pro Forma net asset values per share assume the issuance of 699,978 Class A shares of Evergreen Envision Growth Fund which would have been issued at June 30, 2006 in connection with the proposed Reorganization. The issuance of these shares to shareholders of Atlas Independence Star Spangled Fund resulted in 836,496 shares of Class A shares in the Pro Forma combined fund at June 30, 2006.

Shareholders of Atlas Independence Star Spangled Fund would receive Class A shares of Evergreen Envision Growth Fund based on a conversion ratio determined on June 30, 2006. The conversion ratio is calculated by dividing the net asset value per share of Atlas Independence Star Spangled Fund by the Class A net asset value per share of Evergreen Envision Growth Fund.

4.	Pro Forma Operations

The Pro Forma Combining Statement of Operations assumes similar rates of gross investment income for the investments of each Fund. Accordingly, the combined gross investment income is equal to the sum of each Fund’s gross investment income. Pro Forma operating expenses include the actual expenses of the Funds, adjusted to reflect the expected expenses of the combined entity. The combined pro forma expenses were calculated by determining the expense rates based on the combined average net assets of the two funds and applying those rates to the average net assets of Evergreen Envision Growth Fund for the period from January 3, 2006 to June 30, 2006 and to the average net assets of Atlas Independence Star Spangled Fund for the period from January 3, 2006 to June 30, 2006. The adjustments reflect those amounts needed to adjust the combined expenses to these rates.

5.	Regulatory Matters and Legal Proceedings

Since September 2003, governmental and self-regulatory authorities have instituted numerous ongoing investigations of various practices in the mutual fund industry, including investigations relating to revenue sharing, market-timing, late trading and record retention, among other things. The investigations cover investment advisors, distributors and transfer agents to mutual funds, as well as other firms. EIMC, Evergreen Investment Services, Inc. (“EIS”) and Evergreen Service Company, LLC (collectively, “Evergreen”) have received subpoenas and other requests for documents and testimony relating to these investigations, are endeavoring to comply with those requests, and are cooperating with the investigations. Evergreen is continuing its own internal review of policies, practices, procedures and personnel, and is taking remedial action where appropriate.

In connection with one of these investigations, on July 28, 2004, the staff of the Securities and Exchange Commission (“SEC”) informed Evergreen that the staff intends to recommend to the SEC that it institute an enforcement action against Evergreen. The SEC staff’s proposed allegations relate to (i) an arrangement pursuant to which a broker at one of EIMC’s affiliated broker-dealers had been authorized, apparently by an EIMC officer (who is no longer with EIMC), to engage in short-term trading, on behalf of a client, in Evergreen Mid Cap Growth Fund (formerly Evergreen Emerging Growth Fund and prior to that, known as Evergreen Small Company Growth Fund) during the period from December 2000 through April 2003, in excess of the limitations set forth in the funds’ prospectus, (ii) short-term trading from September 2001 through January 2003, by a former Evergreen portfolio manager of Evergreen Precious Metals Fund, a fund he managed at the time, (iii) the sufficiency of systems for monitoring exchanges and enforcing exchange limitations as stated in the fund’s prospectuses, and (iv) the adequacy of e-mail retention practices. In connection with the activity in Evergreen Mid Cap Growth Fund, EIMC reimbursed the fund $378,905, plus an additional $25,242, representing what EIMC calculated at that time to be the client’s net gain and the fees earned by EIMC and the expenses incurred by this fund on the client’s account. In connection with the activity in Evergreen Precious Metals Fund, EIMC reimbursed the fund $70,878, plus an additional $3,075, representing what EIMC calculated at that time to be the portfolio manager’s net gain and the fees earned by EIMC and expenses incurred by the fund on the portfolio manager’s account. Evergreen is currently engaged in discussions with the staff of the SEC concerning its recommendation.

The staff of the National Association of Securities Dealers (“NASD”) had notified EIS that it has made a preliminary determination to recommend that disciplinary action be brought against EIS for certain violations of the NASD’s rules. The recommendation relates principally to allegations that EIS (i) arranged for fund portfolio trades to be directed to broker-dealers (including Wachovia Securities, LLC, an affiliate of EIS) that sold Evergreen fund shares during the period of January 2001 to December 2003 and (ii) provided non-cash compensation by sponsoring offsite meetings attended by Wachovia Securities, LLC brokers during that period. EIS is cooperating with the NASD staff in its review of these matters.

Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties or injunctions regarding Evergreen, restitution to mutual fund shareholders and/or other financial penalties and structural changes in the governance or management of Evergreen’s mutual fund business. Any penalties or restitution will be paid by Evergreen and not by the Evergreen funds.

In addition, the Evergreen funds and EIMC and certain of its affiliates are involved in various legal actions, including private litigation and class action lawsuits. EIMC does not expect that any of such legal actions currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds or on EIMC’s ability to provide services to the Evergreen funds.

Although Evergreen believes that neither the foregoing investigations described above nor any pending or threatened legal actions will have a material adverse impact on the Evergreen funds, there can be no assurance that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses, or that they will not have other adverse consequences on the Evergreen funds.

Evergreen Envision Income Fund
Pro Forma Combining Financial Statements (unaudited)
Pro Forma Combining Schedule of Investments
June 30, 2006

These Pro Forma Financial Statements relate specifically to the proposed transfer of the assets and liabilities of Atlas Independence Eagle Bond Fund, a series of Atlas Funds, to Evergreen Envision Income Fund, a series of Evergreen Equity Trust, in exchange for Class A shares (to be issued to holders of shares of each of Atlas Independence Eagle Bond Fund, of beneficial interest, $0.001 par value per share, of Evergreen Envision Income Fund). The period presented covers the period from January 3, 2006 through June 30, 2006 and reflects financial information assuming the merger takes place.

	Evergreen Envision Income Fund		Atlas Independence Eagle Bond Fund		Adjustments				Evergreen Envision Income Fund Pro Forma

	Shares	Value	Shares	Value	Shares		Value		Shares	Value
MUTUAL FUND SHARES
International Equity - 0.3%
Evergreen International Equity Fund, Class I ø	4,969	$54,712		$0					4,969	$54,712

International Fixed Income - 0.4%
Evergreen International Bond Fund, Class I ø	6,934	75,176		0					6,934	75,176

U.S. Equity - 1.0%
Evergreen Disciplined Value Fund, Class I ø	9,393	158,713		0					9,393	158,713

U.S. Fixed Income - 48.5%
Atlas American Enterprise Bond Fund		0	764,117	7,205,628	(764,117)	(a)	(7,205,628)	(a)	0	0
Atlas Strategic Income Fund		0	1,653,461	7,225,626	(1,653,461)	(b)	(7,225,626)	(b)	0	0
Evergreen Core Bond Fund, Class I ø	33,984	357,449		0	764,117	(a)	7,205,628	(a)	798,101	7,563,077
Evergreen High Yield Bond Fund, Class I ø	43,408	145,342		0					43,408	145,342
Evergreen Ultra Short Opportunities Fund, Class I ø	29,168	292,912		0					29,168	292,912

		795,703		14,431,254			(7,225,626)			8,001,331

Short-Term Investments - 0.0%
Atlas Money Market Fund		0	754,673	754,673	(754,673)	(b)	(754,673)	(b)	0	0

Total Investments (cost $1,086,058, $15,426,884 and
$8,355,753, respectively) - 50.2%		1,084,304		15,185,927			(7,980,299)	(c)		8,289,932
Other Assets and Liabilities - 49.8%		5,261		231,547			7,980,299	(c)		8,217,107

Net Assets - 100%		$1,089,565		$15,417,474						$16,507,039

ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Evergreen Envision Income Fund and the underlying fund.
(a)	Adjustments to reflect the merger of the underlying Atlas fund into the underlying Evergreen fund.
(b)	Reflects the redemption of Atlas fund.
(c)	Reflects the net impact of redemption in Atlas funds and the receipt of cash for redemptions.

See Notes to Pro Forma Combining Financial Statements.

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Evergreen Envision Income Fund
Pro Forma Combining Financial Statements (unaudited)
Pro Forma Combining Statement of Assets and Liabilities
June 30, 2006

	Evergreen Envision Income Fund	Atlas Independence Eagle Bond Fund	Adjustments		Evergreen Envision Income Fund Pro Forma

Assets
Investments in affiliates, at value (cost $1,086,058, $15,426,884 and $8,355,753, respectively)	$1,084,304	$15,185,927	(7,980,299)	(a)	$8,289,932
Cash	35,531	105,691	7,980,299	(b)	8,121,521
Receivable for Fund shares sold	70,135	250,703			320,838
Dividends and interest receivable	3,662	60,251			63,913
Receivable from investment advisor	3,624	0			3,624
Prepaid expenses and other assets	93	8,416			8,509

Total assets	1,197,349	15,610,988			16,808,337

Liabilities
Dividends payable	485	10,782			11,267
Payable for securities purchased	34,817	165,286			200,103
Distribution Plan expenses payable	77	0			77
Due to other related parties	100	0			100
Accrued expenses and other liabilities	72,305	17,446			89,751

Total liabilities	107,784	193,514			301,298

Net assets	$1,089,565	$15,417,474			$16,507,039

Net assets represented by
Paid-in capital	$1,091,101	$15,660,962			$16,752,063
Undistributed net investment income	237	2			239
Accumulated net realized losses on investments	(19)	(2,533)			(2,552)
Net unrealized losses on investments	(1,754)	(240,957)			(242,711)

Total net assets	$1,089,565	$15,417,474			$16,507,039

Class A Shares
Net assets	$101,469		$15,417,474	(c)	$15,518,943
Shares of beneficial interest outstanding (unlimited number of shares authorized)	10,086		1,532,496	(d)	1,542,582
Net asset value	$10.06				$10.06
Maximum offering price (based on sales charge of 4.75% and 4.75%, respectively)	$10.56				$10.56

Class B Shares
Net assets	$697,766				$697,766
Shares of beneficial interest outstanding (unlimited number of shares authorized)	69,346				69,346
Net asset value	$10.06				$10.06

Class C Shares
Net assets	$289,324				$289,324
Shares of beneficial interest outstanding (unlimited number of shares authorized)	28,779				28,779
Net asset value	$10.05				$10.05

Class I Shares
Net assets	$1,006				$1,006
Shares of beneficial interest outstanding (unlimited number of shares authorized)	100				100
Net asset value	$10.06				$10.06

Atlas Fund Shares
Net assets		$15,417,474	(15,417,474)	(c)
Shares of beneficial interest outstanding (unlimited number of shares authorized)		1,581,349	(1,581,349)	(d)
Net asset value		$9.75

(a)	Reflects the merger of the underlying Atlas fund into the underlying Evergreen fund and the redemption of certain Atlas fund shares.
(b)	Reflects the cash received for the redemption of Atlas fund shares.
(c)	Reflects the merger of target fund assets into Class A of the surviving fund.
(d)	Reflects the impact of converting shares of the target fund into shares of the surviving fund.

See Notes to Pro Forma Combining Financial Statements.

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Evergreen Envision Income Fund
Pro Forma Combining Financial Statements (unaudited)
Pro Forma Combining Statement of Operations
Period Ended June 30, 2006*

	Evergreen Envision Income Fund	Atlas Independence Eagle Bond Fund	Adjustments		Evergreen Envision Income Fund Pro Forma

Investment income
Dividends from affiliated investment company shares	$5,439	$135,821			$141,260
Interest	0	1,615			1,615

Total investment income	5,439	137,436			142,875

Expenses
Advisory fee	0	6,888	(6,888)	(a)	0
Distribution Plan expenses
Class A/Atlas Shares	36	0			36
Class B	903	0			903
Class C	162	0			162
Transfer agent fees	1,599	704	2,401	(b)	4,704
Trustees' fees and expenses	1,203	140	(99)	(c)	1,244
Printing and postage expenses	15,035	282	683	(b)	16,000
Custodian and accounting fees	1,026	1,960	(1,814)	(c)	1,172
Registration and filing fees	44,127	820	(481)	(d)	44,466
Professional fees	12,627	1,568	(1,373)	(d)	12,822
Other	1,193	8,662	(8,512)	(e)	1,343

Total expenses	77,911	21,024	(16,083)		82,852
Less: Expense reductions	(5)	-			(5)
Expense reimbursements	(76,382)	(19,137)	24,672	(f)	(70,847)

Net expenses	1,524	1,887	8,589		12,000

Net investment income	3,915	135,549	(8,589)		130,875

Net realized and unrealized gains or losses on securities
Net realized losses on sales of affiliated investment company shares	(19)	(2,533)			(2,552)
Net change in unrealized gains or losses on investments	(1,754)	(241,649)			(243,403)

Net realized and unrealized losses on investments	(1,773)	(244,182)			(245,955)

Net increase (decrease) in net assets resulting from operations	$2,142	($108,633)	(8,589)		($115,080)

*	For the period from January 3, 2006 (commencement of Evergreen Envision Income Fund operations), to June 30, 2006.
(a)	Reflects a decrease since the surviving fund does not pay an advisory fee.
(b)	Reflects an increase due to an increase in shareholder accounts in the surviving fund.
(c)	Reflects a decrease based on the combined asset level of the surviving fund.
(d)	Reflects a savings resulting from the elimination of duplicate fees of the individual funds.
(e)	Reflects an elimination of expenses not incurred by the surviving fund.
(f)	Reflects an adjustment in accordance with the surviving fund's contractual expense cap.

See Notes to Pro Forma Combining Financial Statements.

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Evergreen Envision Income Fund
Notes to Pro Forma Combining Financial Statements (Unaudited)
June 30, 2006

1.	Basis of Combination

The Pro Forma Combining Statement of Assets and Liabilities, including the Pro Forma Schedule of Investments and the related Pro Forma Combining Statement of Operations (“Pro Forma Statements”), reflect the accounts of Evergreen Envision Income Fund and Atlas Independence Eagle Bond Fund (individually, the “Fund”) at June 30, 2006 and for the period then ended.

The Pro Forma Statements give effect to the proposed Agreement and Plan of Reorganization (the “Reorganization”) to be submitted to shareholders of Atlas Independence Eagle Bond Fund. The Reorganization provides for the acquisition of all the assets and the identified liabilities of Atlas Independence Eagle Bond Fund by Evergreen Envision Income Fund, in a tax-free exchange for Class A shares of Evergreen Envision Income Fund. Thereafter, there will be a distribution of Class A shares of Evergreen Envision Income Fund to the shareholders of Atlas Independence Eagle Bond Fund in liquidation and subsequent termination thereof. As a result of the Reorganization, the shareholders of Atlas Independence Eagle Bond Fund will become the owners of that number of full and fractional Class A shares of Evergreen Envision Income Fund having an aggregate net asset value equal to the aggregate net asset value of their shares in their Fund as of the close of business immediately prior to the date that Atlas Independence Eagle Bond Fund are exchanged for Class A shares of Evergreen Envision Income Fund.

The Pro Forma Schedule of Investments also reflects the merger of underlying Atlas funds into underlying Evergreen funds as follows:

Atlas Fund	merging to	Evergreen Fund
Atlas American Enterprise Bond Fund		Evergreen Core Bond Fund

The Pro Forma Statements reflect the expenses of each Fund in carrying out its obligations under the Reorganization as though the merger occurred at the beginning of the period presented.

The information contained herein is based on the experience of each Fund for the period then ended and is designed to permit shareholders of the consolidating mutual funds to evaluate the financial effect of the proposed Reorganization. The expenses of Atlas Independence Eagle Bond Fund in connection with the Reorganization (including the cost of any proxy soliciting agents) will be borne by Evergreen Investment Management Company, LLC (“EIMC”). It is not anticipated that the securities of the combined portfolio will be sold in significant amounts in order to comply with the policies and investment practices of Evergreen Envision Income Fund. As of June 30, 2006, securities held by Atlas Independence Eagle Bond Fund would comply with the compliance guidelines and investment restrictions of Evergreen Envision Income Fund.

The Pro Forma Statements should be read in conjunction with the historical financial statements of each Fund incorporated by reference in the Statement of Additional Information.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that effect amounts reported herein. Actual results could differ from these estimates.

a.	Valuation of investments

Investments in the underlying funds are valued at the net asset value per share as reported by the underlying funds as of the close of the regular trading on the New York Stock Exchange on each date the exchange is open for trading.

b.	Federal taxes

The Funds qualified as regulated investment companies and distribute all of their taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

Evergreen Envision Income Fund, after giving effect to the Reorganization, intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

3.	Shares of Beneficial Interest

As a result of the Reorganization, Evergreen Envision Income Fund would acquire the net assets of Atlas Independence Eagle Bond Fund in a tax-free exchange for Class A shares of Evergreen Envision Income Fund. The Pro Forma net asset values per share assume the issuance of 1,532,496 Class A shares of Evergreen Envision Income Fund which would have been issued at June 30, 2006 in connection with the proposed Reorganization. The issuance of these shares to shareholders of Atlas Independence Eagle Bond Fund resulted in 1,542,582 shares of Class A shares in the Pro Forma combined fund at June 30, 2006.

Shareholders of Atlas Independence Eagle Bond Fund would receive Class A shares of Evergreen Envision Income Fund based on a conversion ratio determined on June 30, 2006. The conversion ratio is calculated by dividing the net asset value per share of Atlas Independence Eagle Bond Fund by the Class A net asset value per share of Evergreen Envision Income Fund.

4.	Pro Forma Operations

The Pro Forma Combining Statement of Operations assumes similar rates of gross investment income for the investments of each Fund. Accordingly, the combined gross investment income is equal to the sum of each Fund’s gross investment income. Pro Forma operating expenses include the actual expenses of the Funds, adjusted to reflect the expected expenses of the combined entity. The combined pro forma expenses were calculated by determining the expense rates based on the combined average net assets of the two funds and applying those rates to the average net assets of Evergreen Envision Income Fund for the period from January 3, 2006 to June 30, 2006 and to the average net assets of Atlas Independence Eagle Bond Fund for the period from January 3, 2006 to June 30, 2006. The adjustments reflect those amounts needed to adjust the combined expenses to these rates.

5.	Regulatory Matters and Legal Proceedings

Since September 2003, governmental and self-regulatory authorities have instituted numerous ongoing investigations of various practices in the mutual fund industry, including investigations relating to revenue sharing, market-timing, late trading and record retention, among other things. The investigations cover investment advisors, distributors and transfer agents to mutual funds, as well as other firms. EIMC, Evergreen Investment Services, Inc. (“EIS”) and Evergreen Service Company, LLC (collectively, “Evergreen”) have received subpoenas and other requests for documents and testimony relating to these investigations, are endeavoring to comply with those requests, and are cooperating with the investigations. Evergreen is continuing its own internal review of policies, practices, procedures and personnel, and is taking remedial action where appropriate.

In connection with one of these investigations, on July 28, 2004, the staff of the Securities and Exchange Commission (“SEC”) informed Evergreen that the staff intends to recommend to the SEC that it institute an enforcement action against Evergreen. The SEC staff’s proposed allegations relate to (i) an arrangement pursuant to which a broker at one of EIMC’s affiliated broker-dealers had been authorized, apparently by an EIMC officer (who is no longer with EIMC), to engage in short-term trading, on behalf of a client, in Evergreen Mid Cap Growth Fund (formerly Evergreen Emerging Growth Fund and prior to that, known as Evergreen Small Company Growth Fund) during the period from December 2000 through April 2003, in excess of the limitations set forth in the funds’ prospectus, (ii) short-term trading from September 2001 through January 2003, by a former Evergreen portfolio manager of Evergreen Precious Metals Fund, a fund he managed at the time, (iii) the sufficiency of systems for monitoring exchanges and enforcing exchange limitations as stated in the fund’s prospectuses, and (iv) the adequacy of e-mail retention practices. In connection with the activity in Evergreen Mid Cap Growth Fund, EIMC reimbursed the fund $378,905, plus an additional $25,242, representing what EIMC calculated at that time to be the client’s net gain and the fees earned by EIMC and the expenses incurred by this fund on the client’s account. In connection with the activity in Evergreen Precious Metals Fund, EIMC reimbursed the fund $70,878, plus an additional $3,075, representing what EIMC calculated at that time to be the portfolio manager’s net gain and the fees earned by EIMC and expenses incurred by the fund on the portfolio manager’s account. Evergreen is currently engaged in discussions with the staff of the SEC concerning its recommendation.

The staff of the National Association of Securities Dealers (“NASD”) had notified EIS that it has made a preliminary determination to recommend that disciplinary action be brought against EIS for certain violations of the NASD’s rules. The recommendation relates principally to allegations that EIS (i) arranged for fund portfolio trades to be directed to broker-dealers (including Wachovia Securities, LLC, an affiliate of EIS) that sold Evergreen fund shares during the period of January 2001 to December 2003 and (ii) provided non-cash compensation by sponsoring offsite meetings attended by Wachovia Securities, LLC brokers during that period. EIS is cooperating with the NASD staff in its review of these matters.

Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties or injunctions regarding Evergreen, restitution to mutual fund shareholders and/or other financial penalties and structural changes in the governance or management of Evergreen’s mutual fund business. Any penalties or restitution will be paid by Evergreen and not by the Evergreen funds.

In addition, the Evergreen funds and EIMC and certain of its affiliates are involved in various legal actions, including private litigation and class action lawsuits. EIMC does not expect that any of such legal actions currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds or on EIMC’s ability to provide services to the Evergreen funds.

Although Evergreen believes that neither the foregoing investigations described above nor any pending or threatened legal actions will have a material adverse impact on the Evergreen funds, there can be no assurance that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses, or that they will not have other adverse consequences on the Evergreen funds.

Evergreen Equity Index Fund Pro Forma Combining Financial Statements (unaudited) Pro Forma Combining Schedule of Investments July 31, 2006

These Pro Forma Financial Statements relate specifically to the proposed transfer of the assets and liabilities of Atlas S&P 500 Index Fund, a series of Atlas Funds, to Evergreen Equity Index Fund, a series of Evergreen Select Equity Trust, in exchange for Class A shares (to be issued to holders of shares of Atlas S&P 500 Index Fund, of beneficial interest, $0.001 par value per share, of Evergreen Equity Index Fund). The period presented covers the period from August 1, 2005 through July 31, 2006 and reflects financial information assuming the merger takes place.

	Evergreen Equity Index Fund		Atlas S&P 500 Index Fund		Evergreen Equity Index Fund Pro Forma
Common Stocks 99.3%
Consumer Discretionary 9.7%
Auto Components 0.1%	Shares	Value	Shares	Value	Shares	Value

Goodyear Tire & Rubber Co. * Þ	12,599	$138,589	1,694	$18,635	14,293	$157,224
Johnson Controls, Inc.	13,861	1,063,970	1,845	141,592	15,706	1,205,562

		1,202,559		160,227		1,362,786

Automobiles 0.4%
Ford Motor Co. Þ	133,375	889,611	17,750	118,393	151,125	1,008,004
General Motors Corp. Þ	40,210	1,295,969	5,351	172,463	45,561	1,468,432
Harley-Davidson, Inc. Þ	19,100	1,088,700	2,548	145,255	21,648	1,233,955

		3,274,280		436,111		3,710,391

Distributors 0.1%
Genuine Parts Co.	12,277	511,214	1,648	68,622	13,925	579,836

Diversified Consumer Services 0.1%
Apollo Group, Inc., Class A *	9,950	470,834	1,318	62,370	11,268	533,204
H&R Block, Inc.	23,350	531,213	3,123	71,041	26,473	602,254

		1,002,047		133,411		1,135,458

Hotels, Restaurants & Leisure 1.4%
Carnival Corp.	30,880	1,203,085	4,109	160,091	34,989	1,363,176
Darden Restaurants, Inc.	9,168	309,878	1,220	41,250	10,388	351,128
Harrah's Entertainment, Inc.	13,135	789,545	1,748	105,075	14,883	894,620
Hilton Hotels Corp.	23,517	562,762	3,141	75,157	26,658	637,919
International Game Technology	24,108	932,015	3,208	124,035	27,316	1,056,050
Marriott International, Inc., Class A	23,248	817,865	3,092	108,765	26,340	926,630
McDonald's Corp.	88,593	3,135,306	11,788	417,192	100,381	3,552,498
Starbucks Corp.*	54,567	1,869,465	7,261	248,763	61,828	2,118,228
Starwood Hotels & Resorts Worldwide, Inc.	15,445	812,098	2,055	108,075	17,500	920,173
Wendy's International, Inc.	8,291	498,787	1,113	66,972	9,404	565,759
Yum! Brands, Inc.	19,335	870,075	2,579	116,064	21,914	986,139

		11,800,881		1,571,439		13,372,320

Household Durables 0.6%
Black & Decker Corp.	5,403	380,966	719	50,713	6,122	431,679
Centex Corp.	8,629	408,238	1,145	54,187	9,774	462,425
D.R. Horton, Inc.	19,340	414,456	2,556	54,768	21,896	469,224
Fortune Brands, Inc.	10,425	756,021	1,395	101,139	11,820	857,160
Harman International Industries, Inc.	4,757	381,511	632	50,684	5,389	432,195
KB Home Þ	5,359	227,865	702	29,835	6,061	257,700
Leggett & Platt, Inc.	12,962	295,793	1,716	39,159	14,678	334,952
Lennar Corp., Class A	9,913	443,408	1,332	59,590	11,245	502,998
Newell Rubbermaid, Inc. Þ	19,680	518,765	2,618	69,020	22,298	587,785
Pulte Homes, Inc.	15,142	431,547	2,024	57,681	17,166	489,228
Snap-On, Inc.	4,131	173,543	554	23,272	4,685	196,815
Stanley Works Þ	5,026	228,030	667	30,269	5,693	258,299
Whirlpool Corp.	5,544	427,941	742	57,279	6,286	485,220

		5,088,084		677,596		5,765,680

Internet & Catalog Retail 0.1%
Amazon.com, Inc.* Þ	21,985	591,177	2,940	79,060	24,925	670,237

Leisure Equipment & Products 0.2%
Brunswick Corp. Þ	6,725	198,858	901	26,641	7,626	225,499
Eastman Kodak Co. Þ	20,422	454,389	2,727	60,683	23,149	515,072
Hasbro, Inc.	12,240	228,888	1,587	29,678	13,827	258,566
Mattel, Inc.	27,690	499,528	3,705	66,842	31,395	566,370

		1,381,663		183,844		1,565,507

Media 3.4%
CBS Corp., Class B	54,922	1,506,511	7,309	200,474	62,231	1,706,985
Clear Channel Communications, Inc.	35,781	1,035,860	4,762	137,848	40,543	1,173,708
Comcast Corp., Class A *	150,219	5,164,529	19,988	687,189	170,207	5,851,718
Walt Disney Co.	156,047	4,633,035	20,764	616,471	176,811	5,249,506
Dow Jones & Co., Inc. Þ	4,202	147,238	559	19,583	4,761	166,821
Gannett Co., Inc.	16,908	881,245	2,248	117,143	19,156	998,388
Interpublic Group of Cos.* Þ	31,015	254,013	4,105	33,617	35,120	287,630
McGraw-Hill Cos.	25,439	1,432,216	3,385	190,588	28,824	1,622,804
Meredith Corp.	3,006	141,973	397	18,736	3,403	160,709
New York Times Co., Class A Þ	10,298	228,307	1,350	29,934	11,648	258,241
News Corp., Class A	168,183	3,235,841	22,379	430,568	190,562	3,666,409
Omnicom Group, Inc.	12,129	1,073,538	1,614	142,871	13,743	1,216,409
E.W. Scripps Co., Class A Þ	6,047	258,388	800	34,189	6,847	292,577
Time Warner, Inc.	304,447	5,023,376	40,510	668,408	344,957	5,691,784
Tribune Co. Þ	15,569	462,555	2,072	61,553	17,641	524,108
Univision Communications, Inc., Class A *	15,858	529,657	2,111	70,496	17,969	600,153
Viacom, Inc., Class B *	51,264	1,786,550	6,822	237,733	58,086	2,024,283

		27,794,832		3,697,401		31,492,233

Evergreen Equity Index Fund Pro Forma Combining Financial Statements (unaudited) Pro Forma Combining Schedule of Investments July 31, 2006

Common Stocks	Evergreen Equity Index Fund		Atlas S&P 500 Index Fund		Evergreen Equity Index Fund Pro Forma

Consumer Discretionary 9.7%	Shares	Value	Shares	Value	Shares	Value

Multi-line Retail 1.1%
Big Lots, Inc. * Þ	8,106	$130,993	1,100	$17,771	9,206	$148,764
Dillard's, Inc., Class A Þ	4,395	131,982	576	17,309	4,971	149,291
Dollar General Corp.	22,165	297,454	2,945	39,528	25,110	336,982
Family Dollar Stores, Inc.	11,043	250,897	1,485	33,745	12,528	284,642
Federated Department Stores, Inc.	39,332	1,380,947	5,234	183,766	44,566	1,564,713
Kohl's Corp. *	24,205	1,370,729	3,217	182,154	27,422	1,552,883
Nordstrom, Inc.	15,311	525,167	2,029	69,583	17,340	594,750
J.C. Penney Co., Inc.	16,696	1,051,180	2,222	139,893	18,918	1,191,073
Sears Holdings Corp. *	6,896	946,476	918	125,951	7,814	1,072,427
Target Corp.	61,386	2,818,845	8,168	375,082	69,554	3,193,927

		8,904,670		1,184,782		10,089,452

Specialty Retail 1.9%
AutoNation, Inc. *	10,545	207,736	1,413	27,839	11,958	235,575
AutoZone, Inc. *	3,803	334,170	500	43,937	4,303	378,107
Bed, Bath & Beyond, Inc. *	20,066	671,810	2,663	89,143	22,729	760,953
Best Buy Co., Inc.	28,623	1,297,767	3,807	172,631	32,430	1,470,398
Circuit City Stores, Inc.	10,705	262,272	1,444	35,388	12,149	297,660
Gap, Inc.	39,105	678,472	5,204	90,298	44,309	768,770
Home Depot, Inc.	146,956	5,100,843	19,554	678,715	166,510	5,779,558
Limited Brands, Inc.	24,390	613,652	3,246	81,674	27,636	695,326
Lowe's Cos.	110,316	3,127,459	14,679	416,144	124,995	3,543,603
Office Depot, Inc.*	20,455	737,403	2,722	98,139	23,177	835,542
OfficeMax, Inc.	5,057	207,893	676	27,799	5,733	235,692
RadioShack Corp. Þ	9,621	155,572	1,294	20,917	10,915	176,489
Sherwin-Williams Co.	7,921	400,803	1,053	53,278	8,974	454,081
Staples, Inc.	51,767	1,119,202	6,889	148,937	58,656	1,268,139
TJX Companies, Inc.	32,493	791,854	4,322	105,321	36,815	897,175
Tiffany & Co.	9,999	315,868	1,331	42,052	11,330	357,920

		16,022,776		2,132,212		18,154,988

Textiles, Apparel & Luxury Goods 0.3%
Coach, Inc. *	27,369	785,764	3,642	104,574	31,011	890,338
Jones Apparel Group, Inc.	8,003	236,889	1,077	31,871	9,080	268,760
Liz Claiborne, Inc.	7,430	262,651	998	35,286	8,428	297,937
NIKE, Inc., Class B	13,423	1,060,417	1,786	141,112	15,209	1,201,529
VF Corp.	6,243	423,400	835	56,598	7,078	479,998

		2,769,121		369,441		3,138,562

Consumer Staples 9.7%
Beverages 2.2%
Anheuser-Busch Companies, Inc	54,944	2,645,554	7,311	352,028	62,255	2,997,582
Brown-Forman Corp., Class B	5,912	434,236	781	57,399	6,693	491,635
Coca-Cola Co.	145,716	6,484,362	19,389	862,799	165,105	7,347,161
Coca-Cola Enterprises, Inc.	21,578	463,064	2,850	61,163	24,428	524,227
Constellation Brands, Inc., Class A *	14,141	345,889	1,898	46,415	16,039	392,304
Molson Coors Brewing Co., Class B	4,095	292,588	538	38,444	4,633	331,032
Pepsi Bottling Group, Inc.	9,534	317,005	1,273	42,311	10,807	359,316
PepsiCo, Inc.	117,488	7,446,389	15,633	990,799	133,121	8,437,188

		18,429,087		2,451,358		20,880,445

Food & Staples Retailing 2.3%
CVS Corp.	58,187	1,903,879	7,743	253,345	65,930	2,157,224
Costco Wholesale Corp.	33,503	1,767,618	4,458	235,216	37,961	2,002,834
Kroger Co.	51,437	1,179,450	6,845	156,958	58,282	1,336,408
Safeway, Inc.	32,001	898,588	4,238	119,014	36,239	1,017,602
SUPERVALU, Inc.	14,541	394,206	1,952	52,917	16,493	447,123
Sysco Corp.	43,976	1,213,738	5,852	161,515	49,828	1,375,253
Wal-Mart Stores, Inc.	177,768	7,910,676	23,653	1,052,573	201,421	8,963,249
Walgreen Co.	71,818	3,359,646	9,556	447,044	81,374	3,806,690
Whole Foods Market, Inc.	9,960	572,800	1,321	75,981	11,281	648,781

		19,200,601		2,554,563		21,755,164

Food Products 1.2%
Archer-Daniels-Midland Co.	46,529	2,047,276	6,192	272,427	52,721	2,319,703
Campbell Soup Co.	13,175	483,259	1,753	64,292	14,928	547,551
ConAgra Foods, Inc.	36,925	793,888	4,896	105,260	41,821	899,148
Dean Foods Co. *	9,670	362,915	1,299	48,756	10,969	411,671
General Mills, Inc.	25,306	1,313,381	3,368	174,775	28,674	1,488,156
H.J. Heinz Co.	23,818	999,642	3,164	132,787	26,982	1,132,429
Hershey Co.	12,627	694,106	1,681	92,379	14,308	786,485
Kellogg Co.	17,338	835,171	2,307	111,146	19,645	946,317
McCormick & Co., Inc.	9,419	330,230	1,256	44,032	10,675	374,262
Sara Lee Corp.	54,044	913,344	7,175	121,258	61,219	1,034,602
Tyson Foods, Inc., Class A	17,911	253,441	2,348	33,217	20,259	286,658
Wm. Wrigley Jr. Co.	15,784	723,854	2,101	96,335	17,885	820,189

		9,750,507		1,296,664		11,047,171

Household Products 2.2%
Clorox Co.	10,726	642,917	1,426	85,488	12,152	728,405
Colgate-Palmolive Co.	36,591	2,170,578	4,869	288,832	41,460	2,459,410
Kimberly-Clark Corp.	32,687	1,995,541	4,350	265,541	37,037	2,261,082
Procter & Gamble Co.	233,304	13,111,685	31,043	1,744,596	264,347	14,856,281

		17,920,721		2,384,457		20,305,178

Personal Products 0.2%
Alberto-Culver Co.	5,408	263,586	719	35,046	6,127	298,632
Avon Products, Inc.	32,014	928,086	4,248	123,142	36,262	1,051,228
Estee Lauder Companies, Inc., Class A	8,448	315,279	1,133	42,297	9,581	357,576

		1,506,951		200,485		1,707,436

Evergreen Equity Index Fund Pro Forma Combining Financial Statements (unaudited) Pro Forma Combining Schedule of Investments July 31, 2006

Common Stocks	Evergreen Equity Index Fund		Atlas S&P 500 Index Fund		Evergreen Equity Index Fund Pro Forma

Consumer Discretionary	Shares	Value	Shares	Value	Shares	Value

Tobacco 1.6%
Altria Group, Inc.	148,460	$11,872,346	19,754	$1,579,706	168,214	$13,452,052
Reynolds American, Inc. Þ	6,093	772,471	810	102,723	6,903	875,194
UST, Inc. Þ	11,475	580,061	1,527	77,206	13,002	657,267

		13,224,878		1,759,635		14,984,513

Energy 10.6%
Energy Equipment & Services 2.0%
BJ Services Co.	22,858	829,060	3,042	110,335	25,900	939,395
Baker Hughes, Inc.	24,227	1,936,949	3,224	257,751	27,451	2,194,700
Halliburton Co.	73,400	2,448,624	9,767	325,821	83,167	2,774,445
National Oilwell Varco, Inc.*	12,440	833,978	1,665	111,622	14,105	945,600
Rowan Companies, Inc.	7,836	265,405	1,053	35,661	8,889	301,066
Schlumberger, Ltd.	83,886	5,607,779	11,162	746,167	95,048	6,353,946
Nabors Industries, Ltd.*	22,068	779,442	2,937	103,736	25,005	883,178
Noble Corp.	9,795	702,791	1,307	93,781	11,102	796,572
Transocean, Inc. *	23,100	1,784,013	3,074	237,397	26,174	2,021,410
Weatherford International, Ltd. *	24,790	1,161,163	3,299	154,520	28,089	1,315,683

		16,349,204		2,176,791		18,525,995

Oil, Gas & Consumable Fuels 8.6%
Anadarko Petroleum Corp.	32,600	1,491,124	4,338	198,423	36,938	1,689,547
Apache Corp.	23,486	1,655,058	3,125	220,244	26,611	1,875,302
Chesapeake Energy Corp. Þ	29,306	964,167	3,659	120,388	32,965	1,084,555
Chevron Corp.	157,590	10,366,270	20,969	1,379,310	178,559	11,745,580
ConocoPhillips	117,356	8,055,316	15,615	1,071,829	132,971	9,127,145
Consol Energy, Inc.	13,025	536,109	1,732	71,287	14,757	607,396
Devon Energy Corp.	31,282	2,022,068	4,163	269,074	35,445	2,291,142
EOG Resources, Inc.	17,247	1,278,865	2,292	169,973	19,539	1,448,838
El Paso Corp. Þ	49,464	791,424	6,621	105,940	56,085	897,364
Exxon Mobil Corp.	430,162	29,139,174	57,236	3,877,137	487,398	33,016,311
Hess Corp.	17,144	906,918	2,279	120,566	19,423	1,027,484
Kerr-McGee Corp.	16,140	1,133,028	2,149	150,890	18,289	1,283,918
Kinder Morgan, Inc.	7,411	755,922	986	100,601	8,397	856,523
Marathon Oil Corp.	25,768	2,335,612	3,429	310,801	29,197	2,646,413
Murphy Oil Corp.	11,810	607,743	1,572	80,886	13,382	688,629
Occidental Petroleum Corp.	30,449	3,280,880	4,052	436,566	34,501	3,717,446
Sunoco, Inc.	9,429	655,693	1,255	87,269	10,684	742,962
Valero Energy Corp.	43,757	2,950,534	5,822	392,610	49,579	3,343,144
Williams Cos.	42,314	1,026,114	5,607	135,977	47,921	1,162,091
XTO Energy, Inc.	25,889	1,216,524	3,445	161,894	29,334	1,378,418

		71,168,543		9,461,665		80,630,208

Financials 21.7%
Capital Markets 3.5%
Ameriprise Financial, Inc.	17,375	774,925	2,311	103,087	19,686	878,012
Bank of New York Co.	54,870	1,844,181	7,302	245,403	62,172	2,089,584
Bear Stearns Cos.	8,575	1,216,535	1,141	161,888	9,716	1,378,423
E*TRADE Financial Corp.*	30,318	706,712	4,019	93,694	34,337	800,406
Federated Investors, Inc., Class B	6,001	186,091	808	25,048	6,809	211,139
Franklin Resources, Inc.	10,905	997,262	1,451	132,716	12,356	1,129,978
Goldman Sachs Group, Inc.	30,717	4,692,022	4,087	624,330	34,804	5,316,352
Janus Capital Group, Inc.	15,047	243,611	2,003	32,427	17,050	276,038
Legg Mason, Inc.	9,389	783,700	1,249	104,292	10,638	887,992
Lehman Brothers Holdings, Inc.	38,068	2,472,517	5,065	329,001	43,133	2,801,518
Mellon Financial Corp.	29,403	1,029,105	3,913	136,941	33,316	1,166,046
Merrill Lynch & Co., Inc.	65,694	4,783,837	8,741	636,544	74,435	5,420,381
Morgan Stanley	76,152	5,064,108	10,133	673,829	86,285	5,737,937
Northern Trust Corp.	13,177	752,407	1,760	100,481	14,937	852,888
T. Rowe Price Group, Inc.	18,881	779,974	2,510	103,699	21,391	883,673
Charles Schwab Corp.	73,357	1,164,909	9,758	154,957	83,115	1,319,866
State Street Corp.	23,629	1,419,158	3,144	188,852	26,773	1,608,010

		28,911,054		3,847,189		32,758,243

Commercial Banks 4.3%
AmSouth Bancorp	24,605	705,179	3,293	94,383	27,898	799,562
BB&T Corp. Þ	39,104	1,641,977	5,204	218,500	44,308	1,860,477
Comerica, Inc.	11,548	676,136	1,537	89,991	13,085	766,127
Commerce Bancorp, Inc. Þ	13,095	444,837	1,754	59,568	14,849	504,405
Compass Bancshares, Inc.	9,181	541,128	1,212	71,430	10,393	612,558
Fifth Third Bancorp	39,566	1,509,047	5,265	200,810	44,831	1,709,857
First Horizon National Corp. Þ	8,761	367,086	1,157	48,488	9,918	415,574
Huntington Bancshares, Inc.	17,438	424,615	2,321	56,524	19,759	481,139
KeyCorp	28,737	1,060,395	3,824	141,116	32,561	1,201,511
M&T Bank Corp.	5,611	684,093	746	90,918	6,357	775,011
Marshall & Ilsley Corp.	16,018	752,366	2,127	99,883	18,145	852,249
National City Corp.	38,568	1,388,448	5,132	184,763	43,700	1,573,211
North Fork Bancorp	33,073	936,958	4,401	124,690	37,474	1,061,648
PNC Financial Services Group, Inc.	21,044	1,490,757	2,800	198,382	23,844	1,689,139
Regions Financial Corp.	32,429	1,176,849	4,314	156,558	36,743	1,333,407
SunTrust Banks, Inc.	25,853	2,039,026	3,440	271,331	29,293	2,310,357
Synovus Financial Corp.	22,946	648,454	3,038	85,863	25,984	734,317
U.S. Bancorp	126,545	4,049,440	16,838	538,823	143,383	4,588,263
Wachovia Corp. °	114,359	6,133,073	15,217	816,063	129,576	6,949,136
Wells Fargo & Co.	119,445	8,640,651	15,893	1,149,704	135,338	9,790,355
Zions Bancorp	7,544	619,664	999	82,038	8,543	701,702

		35,930,179		4,779,826		40,710,005

Evergreen Equity Index Fund Pro Forma Combining Financial Statements (unaudited) Pro Forma Combining Schedule of Investments July 31, 2006

Common Stocks	Evergreen Equity Index Fund		Atlas S&P 500 Index Fund		Evergreen Equity Index Fund Pro Forma

Financials	Shares	Value	Shares	Value	Shares	Value

Consumer Finance 0.9%
American Express Co.	87,722	$4,566,807	11,672	$607,661	99,394	$5,174,468
Capital One Financial Corp.	21,546	1,666,583	2,867	221,767	24,413	1,888,350
SLM Corp.	29,212	1,469,364	3,887	195,527	33,099	1,664,891

		7,702,754		1,024,955		8,727,709

Diversified Financial Services 5.6%
Bank of America Corp.	324,454	16,719,115	43,171	2,224,577	367,625	18,943,692
CIT Group, Inc.	14,173	650,682	1,895	87,005	16,068	737,687
Citigroup, Inc.	353,442	17,074,783	47,028	2,271,907	400,470	19,346,690
JPMorgan Chase & Co.	247,032	11,269,600	32,869	1,499,499	279,901	12,769,099
Moody's Corp.	17,367	953,101	2,311	126,840	19,678	1,079,941

		46,667,281		6,209,828		52,877,109

Insurance 4.7%
AFLAC, Inc.	35,451	1,564,807	4,717	208,228	40,168	1,773,035
Allstate Corp.	45,173	2,566,730	6,011	341,542	51,184	2,908,272
Ambac Financial Group, Inc.	7,516	624,655	1,006	83,585	8,522	708,240
American International Group, Inc.	184,673	11,204,111	24,572	1,490,787	209,245	12,694,898
AON Corp.	22,656	775,515	3,015	103,208	25,671	878,723
Chubb Corp.	29,499	1,487,340	3,925	197,923	33,424	1,685,263
Cincinnati Financial Corp.	12,319	580,964	1,634	77,071	13,953	658,035
Genworth Financial, Inc., Class A	25,937	889,639	3,452	118,396	29,389	1,008,035
Hartford Financial Services Group, Inc.	21,549	1,828,217	2,868	243,280	24,417	2,071,497
Lincoln National Corp.	20,414	1,157,065	2,717	153,979	23,131	1,311,044
Loews Corp.	28,867	1,069,811	3,842	142,369	32,709	1,212,180
MBIA, Inc.	9,579	563,341	1,277	75,111	10,856	638,452
Marsh & McLennan Cos.	39,063	1,055,873	5,198	140,512	44,261	1,196,385
MetLife, Inc.	53,937	2,804,724	7,177	373,208	61,114	3,177,932
Principal Financial Group, Inc. Þ	19,692	1,063,368	2,621	141,511	22,313	1,204,879
Progressive Corp.	55,633	1,345,762	7,403	179,083	63,036	1,524,845
Prudential Financial, Inc.	34,980	2,750,827	4,655	366,035	39,635	3,116,862
SAFECO Corp.	8,475	455,277	1,120	60,180	9,595	515,457
St. Paul Travelers Companies, Inc.	49,502	2,267,192	6,587	301,684	56,089	2,568,876
Torchmark Corp.	7,135	431,453	941	56,911	8,076	488,364
UnumProvident Corp. Þ	21,288	345,504	2,815	45,686	24,103	391,190
ACE, Ltd.	23,120	1,191,374	3,077	158,542	26,197	1,349,916
XL Capital, Ltd., Class A	12,818	816,507	1,704	108,519	14,522	925,026

		38,840,056		5,167,350		44,007,406

Real Estate Investment Trusts 1.0%
Apartment Investment & Management Co., Class A	6,910	332,302	921	44,283	7,831	376,585
Archstone-Smith Trust	15,196	797,334	2,022	106,115	17,218	903,449
Boston Properties, Inc.	6,493	637,613	859	84,378	7,352	721,991
Equity Office Properties Trust	26,031	986,835	3,471	131,588	29,502	1,118,423
Equity Residential	20,707	963,083	2,756	128,165	23,463	1,091,248
Kimco Realty Corp. Þ	15,044	590,327	2,015	79,069	17,059	669,396
Plum Creek Timber Co., Inc.	13,106	446,390	1,745	59,439	14,851	505,829
Prologis	17,417	964,031	2,317	128,271	19,734	1,092,302
Public Storage, Inc. Þ	5,884	472,426	778	62,442	6,662	534,868
Simon Property Group, Inc.	13,033	1,114,712	1,734	148,350	14,767	1,263,062
Vornado Realty Trust	8,455	883,970	1,125	117,649	9,580	1,001,619

		8,189,023		1,089,749		9,278,772

Thrifts & Mortgage Finance 1.6%
Countrywide Financial Corp.	43,200	1,547,856	5,749	205,972	48,949	1,753,828
Freddie Mac	49,128	2,842,546	6,537	378,241	55,665	3,220,787
Fannie Mae	68,815	3,296,927	9,157	438,699	77,972	3,735,626
Golden West Financial Corp.	18,210	1,341,349	2,423	178,499	20,633	1,519,848
MGIC Investment Corp. Þ	6,216	353,752	834	47,462	7,050	401,214
Sovereign Bancorp, Inc. Þ	26,756	552,251	3,543	73,120	30,299	625,371
Washington Mutual, Inc. Þ	68,307	3,053,323	9,089	406,283	77,396	3,459,606

		12,988,004		1,728,276		14,716,280

Health Care 12.8%
Biotechnology 1.3%
Amgen, Inc.*	83,839	5,846,932	11,156	777,990	94,995	6,624,922
Biogen Idec, Inc.*	24,448	1,029,750	3,253	137,030	27,701	1,166,780
Genzyme Corp.*	18,510	1,263,863	2,463	168,187	20,973	1,432,050
Gilead Sciences, Inc.*	32,350	1,988,878	4,305	264,661	36,655	2,253,539
MedImmune, Inc.* Þ	17,686	448,870	2,342	59,444	20,028	508,314

		10,578,293		1,407,312		11,985,605

Health Care Equipment & Supplies 1.7%
C.R. Bard, Inc.	7,362	522,481	978	69,415	8,340	591,896
Bausch & Lomb, Inc.	3,823	180,828	518	24,507	4,341	205,335
Baxter International, Inc.	46,555	1,955,310	6,195	260,190	52,750	2,215,500
Becton, Dickinson & Co.	17,584	1,159,137	2,338	154,096	19,922	1,313,233
Biomet, Inc.	17,495	576,285	2,312	76,166	19,807	652,451
Boston Scientific Corp.*	86,386	1,469,426	11,495	195,536	97,881	1,664,962
Hospira, Inc.*	11,106	485,221	1,469	64,172	12,575	549,393
Medtronic, Inc.	85,815	4,335,374	11,419	576,870	97,234	4,912,244
St. Jude Medical, Inc.*	25,663	946,965	3,419	126,161	29,082	1,073,126
Stryker Corp.	20,790	946,153	2,759	125,557	23,549	1,071,710
Zimmer Holdings, Inc.*	17,642	1,115,680	2,348	148,472	19,990	1,264,152

		13,692,860		1,821,142		15,514,002

Evergreen Equity Index Fund Pro Forma Combining Financial Statements (unaudited) Pro Forma Combining Schedule of Investments July 31, 2006

Common Stocks	Evergreen Equity Index Fund		Atlas S&P 500 Index Fund		Evergreen Equity Index Fund Pro Forma

Health Care	Shares	Value	Shares	Value	Shares	Value

Health Care Providers & Services 2.7%
Aetna, Inc.	40,312	$1,269,425	5,364	$168,922	45,676	$1,438,347
AmerisourceBergen Corp.	14,923	641,689	1,986	85,408	16,909	727,097
CIGNA Corp.	8,515	776,994	1,133	103,402	9,648	880,396
Cardinal Health, Inc.	29,696	1,989,632	3,952	264,755	33,648	2,254,387
Caremark Rx, Inc.	31,455	1,660,824	4,184	220,914	35,639	1,881,738
Coventry Health Care, Inc.*	11,411	601,360	1,528	80,521	12,939	681,881
Express Scripts, Inc.*	10,453	805,195	1,391	107,165	11,844	912,360
HCA, Inc.	29,012	1,426,230	3,860	189,778	32,872	1,616,008
Health Management Associates, Inc.	17,118	348,009	2,293	46,607	19,411	394,616
Humana, Inc.*	11,706	654,717	1,555	86,948	13,261	741,665
Laboratory Corporation of America Holdings*	8,866	571,148	1,176	75,736	10,042	646,884
Manor Care, Inc. Þ	5,617	281,131	760	38,037	6,377	319,168
McKesson Corp.	21,622	1,089,532	2,877	144,995	24,499	1,234,527
Medco Health Solutions, Inc.*	21,447	1,272,450	2,854	169,336	24,301	1,441,786
Patterson Companies, Inc.* Þ	9,857	327,844	1,300	43,226	11,157	371,070
Quest Diagnostics, Inc.	11,553	694,566	1,537	92,421	13,090	786,987
Tenet Healthcare Corp.* Þ	33,462	198,095	4,520	26,757	37,982	224,852
UnitedHealth Group, Inc.	95,768	4,580,583	12,743	609,495	108,511	5,190,078
WellPoint, Inc.*	45,320	3,376,340	6,030	449,259	51,350	3,825,599

		22,565,764		3,003,682		25,569,446

Health Care Technology 0.0%
IMS Health, Inc.	14,199	389,621	1,898	52,075	16,097	441,696

Life Sciences Tools & Services 0.3%
Applera Corp. - Applied Biosystems Group	13,157	422,998	1,748	56,185	14,905	479,183
Fisher Scientific International, Inc.*	8,827	654,169	1,170	86,704	9,997	740,873
Millipore Corp.*	3,780	236,817	501	31,372	4,281	268,189
PerkinElmer, Inc.	9,002	162,306	1,199	21,618	10,201	183,924
Thermo Electron Corp.*	11,638	430,722	1,533	56,720	13,171	487,442
Waters Corp.*	7,359	299,364	992	40,374	8,351	339,738

		2,206,376		292,973		2,499,349

Pharmaceuticals 6.8%
Abbott Laboratories	108,510	5,183,523	14,438	689,721	122,948	5,873,244
Allergan, Inc.	10,854	1,170,604	1,444	155,775	12,298	1,326,379
Barr Pharmaceuticals, Inc.*	7,548	375,588	1,010	50,273	8,558	425,861
Bristol-Myers Co.	139,800	3,351,006	18,602	445,889	158,402	3,796,895
Forest Laboratories, Inc.*	23,170	1,073,003	3,075	142,403	26,245	1,215,406
Johnson & Johnson	210,521	13,168,088	28,011	1,752,105	238,532	14,920,193
King Pharmaceuticals, Inc.*	17,220	293,084	2,328	39,626	19,548	332,710
Eli Lilly & Co.	80,349	4,561,413	10,691	606,946	91,040	5,168,359
Merck & Co., Inc.	155,171	6,248,736	20,647	831,449	175,818	7,080,185
Mylan Laboratories, Inc.	14,947	328,236	1,958	43,004	16,905	371,240
Pfizer, Inc.	520,958	13,539,698	69,317	1,801,551	590,275	15,341,249
Schering-Plough Corp.	105,299	2,152,312	14,012	286,401	119,311	2,438,713
Watson Pharmaceuticals, Inc.*	7,253	162,395	967	21,644	8,220	184,039
Wyeth	95,693	4,638,240	12,733	617,171	108,426	5,255,411

		56,245,926		7,483,958		63,729,884

Industrials 10.9%
Aerospace & Defense 2.4%
Boeing Co.	56,848	4,401,172	7,564	585,621	64,412	4,986,793
General Dynamics Corp.	28,701	1,923,541	3,819	255,957	32,520	2,179,498
Goodrich Corp.	8,810	355,660	1,185	47,857	9,995	403,517
Honeywell International, Inc.	58,864	2,278,037	7,833	303,128	66,697	2,581,165
L-3 Communications Holdings, Inc.	8,671	638,619	1,151	84,802	9,822	723,421
Lockheed Martin Corp.	25,179	2,006,263	3,350	266,967	28,529	2,273,230
Northrop Grumman Corp.	24,441	1,617,750	3,252	215,271	27,693	1,833,021
Raytheon Co.	31,722	1,429,710	4,221	190,255	35,943	1,619,965
Rockwell Collins Corp.	12,164	649,193	1,615	86,195	13,779	735,388
United Technologies Corp.	71,870	4,469,595	9,563	594,725	81,433	5,064,320

		19,769,540		2,630,778		22,400,318

Air Freight & Logistics 0.9%
FedEx Corp.	21,693	2,271,474	2,887	302,254	24,580	2,573,728
United Parcel Service, Inc., Class B	77,116	5,314,064	10,261	707,089	87,377	6,021,153

		7,585,538		1,009,343		8,594,881

Airlines 0.1%
Southwest Airlines Co.	50,213	903,332	6,666	119,923	56,879	1,023,255

Building Products 0.1%
American Standard Companies, Inc.	12,578	485,888	1,671	64,562	14,249	550,450
Masco Corp.	28,240	754,855	3,758	100,459	31,998	855,314

		1,240,743		165,021		1,405,764

Evergreen Equity Index Fund Pro Forma Combining Financial Statements (unaudited) Pro Forma Combining Schedule of Investments July 31, 2006

Common Stocks	Evergreen Equity Index Fund		Atlas S&P 500 Index Fund		Evergreen Equity Index Fund Pro Forma

Industrials	Shares	Value	Shares	Value	Shares	Value

Commercial Services & Supplies 0.7%
Allied Waste Industries, Inc.*	17,197	$174,722	2,302	$23,393	19,499	$198,115
Avery Dennison Corp.	7,804	457,549	1,047	61,413	8,851	518,962
Cendant Corp.	71,114	1,067,421	9,464	142,049	80,578	1,209,470
Cintas Corp.	9,803	346,046	1,293	45,641	11,096	391,687
R.R. Donnelley & Sons Co.	15,364	448,475	2,026	59,146	17,390	507,621
Equifax, Inc.	9,141	295,071	1,220	39,397	10,361	334,468
Monster Worldwide, Inc.*	9,127	365,080	1,214	48,546	10,341	413,626
Pitney Bowes, Inc.	15,782	652,112	2,096	86,626	17,878	738,738
Robert Half International, Inc.	12,214	395,245	1,617	52,332	13,831	447,577
Waste Management, Inc.	38,757	1,332,466	5,149	177,024	43,906	1,509,490

		5,534,187		735,567		6,269,754

Construction & Engineering 0.1%
Fluor Corp.	6,225	546,742	826	72,589	7,051	619,331

Electrical Equipment 0.5%
American Power Conversion Corp.	12,061	203,590	1,584	26,734	13,645	230,324
Emerson Electric Co.	29,183	2,303,122	3,883	306,464	33,066	2,609,586
Rockwell Automation, Inc.	12,621	782,250	1,680	104,103	14,301	886,353
Cooper Industries, Inc., Class A	6,570	566,071	874	75,339	7,444	641,410

		3,855,033		512,640		4,367,673

Industrial Conglomerates 3.9%
General Electric Co.	739,299	24,167,684	98,368	3,215,651	837,667	27,383,335
Textron, Inc.	9,249	831,578	1,231	110,714	10,480	942,292
3M Co.	53,603	3,773,651	7,132	502,123	60,735	4,275,774
Tyco International, Ltd.	144,797	3,777,754	19,267	502,673	164,064	4,280,427

		32,550,667		4,331,161		36,881,828

Machinery 1.5%
Caterpillar, Inc.	47,609	3,374,050	6,335	448,959	53,944	3,823,009
Cummins, Inc.	3,302	386,334	440	51,515	3,742	437,849
Danaher Corp.	16,774	1,093,665	2,232	145,540	19,006	1,239,205
Deere & Co.	16,677	1,210,250	2,215	160,727	18,892	1,370,977
Dover Corp.	14,496	683,341	1,929	90,948	16,425	774,289
Eaton Corp.	10,679	684,524	1,419	90,957	12,098	775,481
ITT Corp.	13,151	664,783	1,760	88,980	14,911	753,763
Illinois Tool Works, Inc.	29,445	1,346,520	3,918	179,187	33,363	1,525,707
Navistar International Corp.*	4,386	98,071	575	12,864	4,961	110,935
Paccar, Inc.	11,853	957,130	1,580	127,584	13,433	1,084,714
Pall Corp.	8,875	231,460	1,198	31,236	10,073	262,696
Parker Hannifin Corp.	8,554	617,941	1,141	82,430	9,695	700,371
Ingersoll-Rand Co., Ltd., Class A	23,392	837,433	3,113	111,448	26,505	948,881

		12,185,502		1,622,375		13,807,877

Road & Rail 0.7%
Burlington Northern Santa Fe Corp.	25,926	1,786,560	3,450	237,739	29,376	2,024,299
CSX Corp.	15,754	955,953	2,097	127,218	17,851	1,083,171
Norfolk Southern Corp.	29,484	1,280,195	3,923	170,353	33,407	1,450,548
Ryder System, Inc.	4,337	218,585	574	28,913	4,911	247,498
Union Pacific Corp.	19,122	1,625,370	2,545	216,286	21,667	1,841,656

		5,866,663		780,509		6,647,172

Trading Companies & Distributors 0.0%
W.W. Grainger, Inc.	5,425	336,838	730	45,303	6,155	382,141

Information Technology 14.1%
Communications Equipment 2.4%
ADC Telecommunications, Inc.* Þ	8,335	101,937	1,117	13,664	9,452	115,601
Andrew Corp.*	11,349	95,899	1,548	13,083	12,897	108,982
Avaya, Inc.* Þ	29,223	270,605	3,890	36,024	33,113	306,629
Ciena Corp.*	41,782	151,669	5,444	19,762	47,226	171,431
Cisco Systems, Inc.*	434,023	7,747,310	57,750	1,030,839	491,773	8,778,149
Comverse Technology, Inc.*	14,362	278,336	1,892	36,675	16,254	315,011
Corning, Inc.*	110,738	2,111,774	14,735	281,002	125,473	2,392,776
JDS Uniphase Corp.* Þ	119,790	255,153	15,858	33,777	135,648	288,930
Juniper Networks, Inc.*	40,223	540,999	5,385	72,434	45,608	613,433
Lucent Technologies, Inc.* Þ	318,510	678,426	42,544	90,619	361,054	769,045
Motorola, Inc.	175,607	3,996,815	23,367	531,823	198,974	4,528,638
QUALCOMM, Inc.	119,171	4,201,969	15,857	559,113	135,028	4,761,082
Tellabs, Inc.*	31,859	299,475	4,241	39,862	36,100	339,337

		20,730,367		2,758,677		23,489,044

Computers & Peripherals 3.3%
Apple Computer, Inc.	60,469	4,109,473	8,046	546,811	68,515	4,656,284
Dell, Inc.*	161,506	3,501,450	21,490	465,906	182,996	3,967,356
EMC Corp.*	168,116	1,706,378	22,371	227,063	190,487	1,933,441
Gateway, Inc.			2,365	3,786	2,365	3,786
Hewlett-Packard Co.	198,330	6,328,710	26,390	842,090	224,720	7,170,800
International Business Machines Corp.	110,229	8,532,827	14,667	1,135,360	124,896	9,668,187
Lexmark International, Inc., Class A*	7,488	404,726	987	53,339	8,475	458,065
NCR Corp.*	12,940	415,892	1,728	55,544	14,668	471,436
Network Appliance, Inc.*	26,602	789,813	3,532	104,860	30,134	894,673
QLogic Corp.*	11,463	200,488	1,557	27,228	13,020	227,716
SanDisk Corp.*	13,888	648,014	1,839	85,789	15,727	733,803
Sun Microsystems, Inc.*	248,679	1,081,754	33,094	143,957	281,773	1,225,711

		27,719,525		3,691,733		31,411,258

Evergreen Equity Index Fund Pro Forma Combining Financial Statements (unaudited) Pro Forma Combining Schedule of Investments July 31, 2006

Common Stocks	Evergreen Equity Index Fund		Atlas S&P 500 Index Fund		Evergreen Equity Index Fund Pro Forma

Information Technology	Shares	Value	Shares	Value	Shares	Value

Electronic Equipment & Instruments 0.3%
Agilent Technologies, Inc.*	30,274	$860,993	4,029	$114,583	34,303	$975,576
Jabil Circuit, Inc.	12,660	292,446	1,668	38,530	14,328	330,976
Molex, Inc. Þ	10,092	320,118	1,345	42,648	11,437	362,766
Sanmina-SCI Corp.*	37,883	131,075	5,029	17,399	42,912	148,474
Solectron Corp.*	65,014	196,342	8,712	26,311	73,726	222,653
Symbol Technologies, Inc.	18,042	199,364	2,410	26,628	20,452	225,992
Tektronix, Inc.	5,947	162,175	793	21,627	6,740	183,802

		2,162,513		287,726		2,450,239

Internet Software & Services 1.3%
eBay, Inc.*	82,209	1,978,771	10,939	263,305	93,148	2,242,076
Google, Inc., Class A*	14,653	5,664,850	1,950	753,773	16,603	6,418,623
VeriSign, Inc.*	17,429	312,502	2,328	41,748	19,757	354,250
Yahoo!, Inc.*	89,144	2,419,368	11,862	321,932	101,006	2,741,300

		10,375,491		1,380,758		11,756,249

IT Services 1.0%
Affiliated Computer Services, Inc., Class A*	8,430	429,340	1,133	57,706	9,563	487,046
Automatic Data Processing, Inc.	40,979	1,793,241	5,453	238,621	46,432	2,031,862
Computer Sciences Corp.* Þ	13,353	699,564	1,773	92,891	15,126	792,455
Convergys Corp.*	9,963	190,094	1,346	25,686	11,309	215,780
Electronic Data Systems Corp.	36,860	880,954	4,905	117,227	41,765	998,181
First Data Corp.	54,429	2,223,425	7,243	295,861	61,672	2,519,286
Fiserv, Inc.*	12,491	545,357	1,663	72,588	14,154	617,945
Paychex, Inc.	23,761	812,151	3,154	107,802	26,915	919,953
Sabre Holdings Corp., Class A	9,438	195,366	1,261	26,098	10,699	221,464
Unisys Corp.*	24,387	124,861	3,257	16,678	27,644	141,539

		7,894,353		1,051,158		8,945,511

Office Electronics 0.1%
Xerox Corp.*	65,288	919,908	8,701	122,600	73,989	1,042,508

Semiconductors & Semiconductor Equipment 2.6%
Advanced Micro Devices, Inc.*	34,419	667,384	4,581	88,816	39,000	756,200
Altera Corp.*	25,545	442,184	3,415	59,118	28,960	501,302
Analog Devices, Inc.	25,677	830,137	3,417	110,480	29,094	940,617
Applied Materials, Inc.	111,181	1,749,989	14,795	232,868	125,976	1,982,857
Broadcom Corp., Class A*	32,566	781,258	4,334	103,969	36,900	885,227
Freescale Semiconductor, Inc., Class B*	28,849	822,774	3,839	109,497	32,688	932,271
Intel Corp.	413,573	7,444,314	55,029	990,527	468,602	8,434,841
KLA-Tencor Corp.	14,154	597,157	1,889	79,688	16,043	676,845
LSI Logic Corp.* Þ	28,206	231,289	3,765	30,876	31,971	262,165
Linear Technology Corp.	21,587	698,340	2,873	92,942	24,460	791,282
Maxim Integrated Products, Inc.	22,800	669,864	3,020	88,719	25,820	758,583
Micron Technology, Inc.*	51,555	803,743	6,481	101,036	58,036	904,779
National Semiconductor Corp.	24,003	558,310	3,184	74,064	27,187	632,374
Novellus Systems, Inc.*	9,047	228,980	1,172	29,661	10,219	258,641
NVIDIA Corp.*	25,063	554,644	3,309	73,225	28,372	627,869
PMC-Sierra, Inc.* Þ	14,680	75,015	1,962	10,025	16,642	85,040
Teradyne, Inc.* Þ	14,093	185,182	1,891	24,846	15,984	210,028
Texas Instruments, Inc.	110,772	3,298,790	14,740	438,946	125,512	3,737,736
Xilinx, Inc.	24,422	495,522	3,237	65,671	27,659	561,193

		21,134,876		2,804,974		23,939,850

Software 3.1%
Adobe Systems, Inc.*	42,567	1,213,585	5,665	161,496	48,232	1,375,081
Autodesk, Inc.	16,473	561,894	2,200	75,029	18,673	636,923
BMC Software, Inc.*	15,131	354,368	2,005	46,950	17,136	401,318
CA, Inc.	32,439	679,921	4,294	89,997	36,733	769,918
Citrix Systems, Inc.*	12,950	411,422	1,739	55,234	14,689	466,656
Compuware Corp.*	26,830	187,542	3,564	24,910	30,394	212,452
Electronic Arts, Inc.*	21,767	1,025,443	2,897	136,468	24,664	1,161,911
Intuit, Inc.*	24,294	749,956	3,233	99,809	27,527	849,765
Microsoft Corp.	623,740	14,988,472	82,993	1,994,313	706,733	16,982,785
Novell, Inc.*	24,103	156,428	3,211	20,837	27,314	177,265
Oracle Corp.*	276,875	4,144,819	36,841	551,513	313,716	4,696,332
Parametric Technology Corp.*	7,920	122,443	1,038	16,047	8,958	138,490
Symantec Corp.*	73,594	1,278,328	9,793	170,113	83,387	1,448,441

		25,874,621		3,442,716		29,317,337

Evergreen Equity Index Fund Pro Forma Combining Financial Statements (unaudited) Pro Forma Combining Schedule of Investments July 31, 2006

Common Stocks	Evergreen Equity Index Fund		Atlas S&P 500 Index Fund		Evergreen Equity Index Fund Pro Forma

	Shares	Value	Shares	Value	Shares	Value

Materials 2.9%
Chemicals 1.4%
Air Products & Chemicals, Inc.	15,938	$1,018,916	2,121	$135,597	18,059	$1,154,513
Ashland, Inc.	5,052	336,009	670	44,556	5,722	380,565
Dow Chemical Co.	68,375	2,364,408	9,098	314,618	77,473	2,679,026
E.I. DuPont de Nemours & Co.	65,500	2,597,730	8,716	345,663	74,216	2,943,393
Eastman Chemical Co. Þ	5,813	288,499	763	37,865	6,576	326,364
Ecolab, Inc.	12,948	557,671	1,738	74,840	14,686	632,511
Hercules, Inc.*	8,078	112,284	1,067	14,825	9,145	127,109
International Flavors & Fragrances, Inc.Þ	5,619	207,903	734	27,168	6,353	235,071
Monsanto Co.	38,474	1,653,997	5,120	220,100	43,594	1,874,097
PPG Industries, Inc.	11,776	724,695	1,567	96,419	13,343	821,114
Praxair, Inc.	22,973	1,259,839	3,057	167,653	26,030	1,427,492
Rohm & Haas Co.	10,333	476,558	1,382	63,742	11,715	540,300
Sigma-Aldrich Corp.Þ	4,760	330,820	637	44,262	5,397	375,082

		11,929,329		1,587,308		13,516,637

Construction Materials 0.1%
Vulcan Materials Co.	7,153	479,036	955	63,961	8,108	542,997

Containers & Packaging 0.2%
Ball Corp.	7,444	285,105	995	38,128	8,439	323,233
Bemis Co., Inc.	7,453	228,807	987	30,286	8,440	259,093
Pactiv Corp.*	10,035	245,958	1,318	32,295	11,353	278,253
Sealed Air Corp.	5,800	273,992	775	36,609	6,575	310,601
Temple-Inland, Inc.	7,856	334,194	1,056	44,904	8,912	379,098

		1,368,056		182,222		1,550,278

Metals & Mining 0.9%
Alcoa, Inc.	61,862	1,852,767	8,232	246,543	70,094	2,099,310
Allegheny Technologies, Inc.	6,202	396,246	820	52,388	7,022	448,634
Freeport-McMoRan Copper & Gold, Inc., Class B	13,399	731,049	1,776	96,921	15,175	827,970
Newmont Mining Corp.	31,916	1,635,057	4,247	217,573	36,163	1,852,630
NuCor Corp.	22,154	1,177,928	2,948	156,752	25,102	1,334,680
Phelps Dodge Corp.	14,491	1,265,644	1,928	168,426	16,419	1,434,070
United States Steel Corp.	8,880	560,062	1,176	74,169	10,056	634,231

		7,618,753		1,012,772		8,631,525

Paper & Forest Products 0.3%
International Paper Co.	35,047	1,203,164	4,658	159,919	39,705	1,363,083
Louisiana-Pacific Corp.	7,550	151,000	1,003	20,055	8,553	171,055
MeadWestvaco Corp.	12,879	336,399	1,730	45,191	14,609	381,590
Weyerhaeuser Co.	17,506	1,026,902	2,330	136,657	19,836	1,163,559

		2,717,465		361,822		3,079,287

Telecommunication Services 3.4%
Diversified Telecommunication Services 2.7%
AT&T, Inc.	276,423	8,289,926	36,780	1,103,039	313,203	9,392,965
BellSouth Corp.	128,601	5,037,301	17,112	670,266	145,713	5,707,567
CenturyTel, Inc.	8,259	318,549	1,109	42,782	9,368	361,331
Citizens Communications Co.	23,104	296,424	3,100	39,771	26,204	336,195
Embarq Corp.*	10,599	479,605	1,401	63,373	12,000	542,978
Qwest Communications International, Inc.* Þ	111,294	889,239	14,801	118,263	126,095	1,007,502
Verizon Communications, Inc.	207,407	7,014,505	27,597	933,339	235,004	7,947,844
Windstream Corp.	33,700	422,261	4,461	55,901	38,161	478,162

		22,747,810		3,026,734		25,774,544

Wireless Telecommunication Services 0.7%
Alltel Corp.	27,664	1,526,223	3,681	203,098	31,345	1,729,321
Sprint Nextel Corp.	211,801	4,193,660	28,182	558,011	239,983	4,751,671

		5,719,883		761,109		6,480,992

Evergreen Equity Index Fund Pro Forma Combining Financial Statements (unaudited) Pro Forma Combining Schedule of Investments July 31, 2006

Common Stocks	Evergreen Equity Index Fund		Atlas S&P 500 Index Fund		Evergreen Equity Index Fund Pro Forma

	Shares	Value	Shares	Value	Shares	Value

Utilities 3.5%
Electric Utilities 1.6%
Allegheny Energy, Inc.*	11,613	$476,714	1,538	$63,152	13,151	$539,866
American Electric Power Co., Inc.	28,006	1,011,577	3,718	134,296	31,724	1,145,873
Consolidated Edison, Inc. Þ	17,474	819,006	2,313	108,391	19,787	927,397
Edison International	23,164	958,526	3,075	127,262	26,239	1,085,788
Entergy Corp.	14,784	1,139,846	1,964	151,439	16,748	1,291,285
Exelon Corp.	47,528	2,751,871	6,324	366,179	53,852	3,118,050
FPL Group, Inc.	28,742	1,239,930	3,825	165,002	32,567	1,404,932
FirstEnergy Corp.	23,450	1,313,200	3,121	174,756	26,571	1,487,956
PPL Corp.	27,052	920,309	3,587	122,023	30,639	1,042,332
Pinnacle West Capital Corp. Þ	7,053	303,350	924	39,759	7,977	343,109
Progress Energy, Inc.	17,986	783,290	2,404	104,705	20,390	887,995
Southern Co. Þ	52,758	1,782,165	7,020	237,150	59,778	2,019,315

		13,499,784		1,794,114		15,293,898

Gas Utilities 0.0%
Nicor, Inc. Þ	3,155	138,252	421	18,454	3,576	156,706
Peoples Energy Corp. Þ	2,731	115,276	362	15,269	3,093	130,545

		253,528		33,723		287,251

Independent Power Producers & Energy Traders 0.5%
AES Corp.*	46,805	929,547	6,229	123,708	53,034	1,053,255
Constellation Energy Group, Inc.	12,723	736,789	1,701	98,488	14,424	835,277
Dynegy, Inc., Class A*	26,241	147,737	3,511	19,766	29,752	167,503
TXU Corp.	32,877	2,111,690	4,375	280,994	37,252	2,392,684

		3,925,763		522,956		4,448,719

Multi-Utilities 1.4%
Ameren Corp. Þ	14,600	751,900	1,951	100,488	16,551	852,388
CMS Energy Corp.*	15,723	220,279	2,114	29,623	17,837	249,902
CenterPoint Energy, Inc. Þ	22,138	304,176	2,987	41,039	25,125	345,215
DTE Energy Co.	12,639	534,883	1,690	71,533	14,329	606,416
Dominion Resources, Inc.	24,709	1,939,162	3,288	258,047	27,997	2,197,209
Duke Energy Corp.	87,804	2,662,217	11,684	354,247	99,488	3,016,464
KeySpan Corp.	12,439	500,919	1,655	66,645	14,094	567,564
NiSource, Inc.	19,386	441,032	2,578	58,643	21,964	499,675
PG&E Corp. Þ	24,683	1,028,788	3,285	136,909	27,968	1,165,697
Public Service Enterprise Group, Inc.	17,879	1,205,581	2,379	160,432	20,258	1,366,013
Sempra Energy	18,420	888,949	2,463	118,843	20,883	1,007,792
TECO Energy, Inc. Þ	14,843	236,597	2,002	31,919	16,845	268,516
Xcel Energy, Inc.	28,829	577,733	3,832	76,786	32,661	654,519

		11,292,216		1,505,154		12,797,370

Total Common Stocks		821,539,049		109,305,505		930,844,554

Short-Term Investments 3.9%
Mutual Fund Shares 3.8%
Barclays Global Investors Funds - Institutional Money Market Fund øø			1,048,890	1,048,890	1,048,890	1,048,890
Evergreen Institutional Money Market Fund ø	4,704,511	4,704,511			4,704,511	4,704,511
Navigator Prime Portfolio ÞÞ	29,380,418	29,380,418			29,380,418	29,380,418

		34,084,929		1,048,890		35,133,819

U.S. Treasury Obligations 0.1%
U.S. Treasury Bills 5.02%, 10/05/2006 + ƒ	500,000	495,585			500,000	495,585
U.S. Treasury Bills 4.99%, 10/12/2006 + ƒ	500,000	495,095			500,000	495,095
U.S. Treasury Bills 0.00% 9/21/2006			91,662	91,040	91,662	91,040

		990,680		91,040		1,081,720

Total Short-Term Investments		35,075,609		1,139,930		36,215,539

Total Investments (cost $475,413,136, $97,121,953 and $572,535,089,
respectively) - 103.2%		856,614,658		110,445,435		967,060,093
Other Assets and Liabilities - (3.2%)		(29,929,463)		74,793		(29,854,670)

Net Assets - 100%		$826,685,195		$110,520,228		$937,205,423

Þ	All or a portion of this security is on loan.
*	Non-income producing security
°

Investment in non-controlled affiliate. Evergreen Equity Index Fund owns shares of Wachovia Corporation with a cost basis of $2,660,274 at July 31, 2006. The Evergreen Equity Index Fund earned $263,561 of income from Wachovia Corporation during the year ended July 31, 2006, which is included in income from affiliates.

+	Rate shown represents the yield to maturity at date of purchase.
ƒ	All or a portion of this security was pledged to cover initial margin requirements for open futures contracts.
øø	Barclays Global Fund Advisors is the investment advisor to both the Atlas S&P 500 Index Fund and the Barclays Money Market Fund.
ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Evergreen Equity Index Fund and the money market fund.
ÞÞ	Represents investment of cash collateral received from securities on loan.

At July 31, 2006, the Evergreen Equity Index Fund had open long futures contracts outstanding as follows:

		Initial Contract	Value	Unrealized
Expiration	Contracts	Amount	July 31, 2006	Gain

September 2006	20 S&P 500 Index	$6,247,501	$6,409,000	$161,499

See Notes to Pro Forma Combining Financial Statements.

Evergreen Equity Index Fund Pro Forma Combining Financial Statements (unaudited) Pro Forma Combining Statement of Assets and Liabilities July 31, 2006

	Evergreen Equity Index Fund	Atlas S&P 500 Index Fund	Adjustments		Evergreen Equity Index Fund Pro Forma

Assets

Investments in securities, at value (cost $468,048,351, $97,121,953 and $565,170,214,
respectively) including $28,576,996, $0 and $28,576,996, respectively, of securities loaned	$845,777,074	$109,396,545			$955,173,619
Investments in affiliates, at value (cost $7,364,785, $1,048,890 and 8,413,675, respectively)	10,837,584	1,048,890			11,886,474

Total investments	856,614,658	110,445,435			967,060,093
Receivables for securities sold	30,060	0			30,060
Receivable for Fund shares sold	247,005	64,500			311,505
Dividends and interest receivable	786,370	0			786,370
Receivable for securities lending income	1,766	0			1,766
Receivable from master portfolio	0	99,934			99,934
Receivable from investment advisor	1,349	24,903			26,252
Prepaid expenses and other assets	2,331	8,532			10,863

Total assets	857,683,539	110,643,304			968,326,843

Liabilities
Dividends payable	0	768			768
Payable for Fund shares redeemed	1,412,694	0			1,412,694
Payable for securities on loan	29,380,418	0			29,380,418
Payable for daily variation margin on open futures contracts	12,489	0			12,489
Distribution Plan expenses payable	10,401	23,365			33,766
Due to other related parties	17,203	0			17,203
Accrued expenses and other liabilities	165,139	98,943			264,082

Total liabilities	30,998,344	123,076			31,121,420

Net assets	$826,685,195	$110,520,228			$937,205,423

Net assets represented by
Paid-in capital	$499,821,430	$101,201,448			$601,022,878
Undistributed net investment income	156,200	918,742			1,074,942
Accumulated net realized losses on investments	(54,655,456)	(4,923,444)			(59,578,900)
Net unrealized gains on investments	381,363,021	13,323,482			394,686,503

Total net assets	$826,685,195	$110,520,228			$937,205,423

Class A Shares
Net assets	$241,552,681		$110,520,228	(a)	$352,072,909
Shares of beneficial interest outstanding (unlimited number of shares authorized)	5,061,652		2,315,924	(b)	7,377,576
Net asset value	$47.72				$47.72
Maximum offering price (based on sales charge of 4.75% and 4.75%, respectively)	$50.10				$50.10

Class B Shares
Net assets	$141,090,461				$141,090,461
Shares of beneficial interest outstanding (unlimited number of shares authorized)	2,972,858				2,972,858
Net asset value	$47.46				$47.46

Class C Shares
Net assets	$173,515,080				$173,515,080
Shares of beneficial interest outstanding (unlimited number of shares authorized)	3,651,633				3,651,633
Net asset value	$47.52				$47.52

Class I Shares
Net assets	$255,491,582				$255,491,582
Shares of beneficial interest outstanding (unlimited number of shares authorized)	5,349,102				5,349,102
Net asset value	$47.76				$47.76

Class IS Shares
Net assets	$15,035,391				$15,035,391
Shares of beneficial interest outstanding (unlimited number of shares authorized)	315,029				315,029
Net asset value	$47.73				$47.73

Atlas Fund Shares
Net assets		$110,520,228	(110,520,228)	(a)
Shares of beneficial interest outstanding (unlimited number of shares authorized)		12,649,310	(12,649,310)	(b)
Net asset value		$8.74

(a)	Reflects the merger of target fund assets into Class A of the surviving fund.
(b)	Reflects the impact of converting shares of the target fund into shares of the surviving fund.

See Notes to Pro Forma Combining Financial Statements.

Evergreen Equity Index Fund Pro Forma Combining Financial Statements (unaudited) Pro Forma Combining Statement of Operations Year Ended July 31, 2006

	Evergreen Equity Index Fund	Atlas S&P 500 Index Fund	Adjustments		Evergreen Equity Index Fund Pro Forma

Investment income
Dividends	$17,130,670	$2,152,987			$19,283,657
Interest	40,918	64,282			105,200
Securities lending income	39,186	0			39,186
Income from affiliates	528,832	0			528,832

Total investment income	17,739,606	2,217,269			19,956,875

Expenses
Advisory fee	2,966,908	347,427	(8,470)	(a)	3,305,865
Distribution Plan expenses
Class A/Atlas shares	685,504	289,548	(43,105)	(b)	931,947
Class B	1,670,311	0			1,670,311
Class C	1,874,368	0			1,874,368
Class IS	37,494	0			37,494
Administrative services fee	921,748	0	114,515	(c)	1,036,263
Transfer agent fees	1,800,681	207,712	(64,351)	(d)	1,944,042
Trustees' fees and expenses	13,765	6,776	(5,164)	(e)	15,377
Printing and postage expenses	120,514	31,123	8,363	(f)	160,000
Custodian and accounting fees	254,486	55,654	(24,037)	(e)	286,103
Registration and filing fees	88,891	18,937	(18,172)	(g)	89,656
Professional fees	43,605	30,235	(21,659)	(g)	52,181
Interest expense	2,096	0			2,096
Other	108,750	17,812			126,562

Total expenses	10,589,121	1,005,224	(62,080)		11,532,265
Less: Expense reductions	(17,127)	0			(17,127)
Fee waivers and expense reimbursements	(3,429,412)	(304,376)	(53,086)	(h)	(3,786,874)

Net expenses	7,142,582	700,848	(115,166)		7,728,264

Net investment income	10,597,024	1,516,421	115,166		12,228,611

Net realized and unrealized gains or losses investments
Net realized gains or losses on:
Securities	34,029,787	(2,394,885)			31,634,902
Futures contracts	630,882	(83,821)			547,061

Net realized gains or losses on investments	34,660,669	(2,478,706)	0		32,181,963
Net change in unrealized gains or losses on investments	(2,331,499)	6,473,166			4,141,667

Net realized and unrealized gains or losses on investments	32,329,170	3,994,460	0		36,323,630

Net increase in net assets resulting from operations	$42,926,194	$5,510,881	115,166		$48,552,241

(a)	Reflects a decrease based on the surviving fund's fee schedule and the average net assets of the combined fund.
(b)	Reflects a decrease based on the impact of the Board approved 12b-1 rate reduction from 0.30% to 0.25% for the full twelve month period.
(c)	Reflects an increase based on the surviving fund's fee schedule and the average daily net assets of the combined fund.
(d)	Reflects a decrease based on the surviving fund's transfer agent fee schedule and the number of shareholder accounts.
(e)	Reflects a decrease based on the combined asset level of the surviving fund.
(f)	Reflects an increase based on the combined asset level and the combined number of shareholder accounts of the surviving fund.
(g)	Reflects a savings resulting from the elimination of duplicate fees of the individual funds.
(h)	Reflects an adjustment for fee waivers necessary for the surviving fund.

See Notes to Pro Forma Combining Financial Statements.

Evergreen Equity Index Fund
Notes to Pro Forma Combining Financial Statements (Unaudited)
July 31, 2006

1.	Basis of Combination

The Pro Forma Combining Statement of Assets and Liabilities, including the Pro Forma Schedule of Investments and the related Pro Forma Combining Statement of Operations ("Pro Forma Statements"), reflect the accounts of Evergreen Equity Index Fund and Atlas S&P 500 Index Fund (individually, the "Fund") at July 31, 2006 and for the period then ended.

The Pro Forma Statements give effect to the proposed Agreement and Plan of Reorganization (the "Reorganization") to be submitted to shareholders of Atlas S&P 500 Index Fund. The Reorganization provides for the acquisition of all the assets and the identified liabilities of Atlas S&P 500 Index Fund by Evergreen Equity Index Fund, in a tax-free exchange for Class A shares of Evergreen Equity Index Fund. Thereafter, there will be a distribution of Class A shares of Evergreen Equity Index Fund to the shareholders of Atlas S&P 500 Index Fund in liquidation and subsequent termination thereof. As a result of the Reorganization, the shareholders of Atlas S&P 500 Index Fund will become the owners of that number of full and fractional Class A shares of Evergreen Equity Index Fund having an aggregate net asset value equal to the aggregate net asset value of their shares in their Fund as of the close of business immediately prior to the date that Atlas S&P 500 Index Fund are exchanged for Class A shares of Evergreen Equity Index Fund.

The Pro Forma Statements reflect the expenses of each Fund in carrying out its obligations under the Reorganization as though the merger occurred at the beginning of the period presented.

The information contained herein is based on the experience of each Fund for the period then ended and is designed to permit shareholders of the consolidating mutual funds to evaluate the financial effect of the proposed Reorganization. The expenses of Atlas S&P 500 Index Fund in connection with the Reorganization (including the cost of any proxy soliciting agents) will be borne by Evergreen Investment Management Company, LLC ("EIMC"). It is not anticipated that the securities of the combined portfolio will be sold in significant amounts in order to comply with the policies and investment practices of Evergreen Equity Index Fund. As of July 31, 2006, securities held by Atlas S&P 500 Index Fund would comply with the compliance guidelines and investment restrictions of Evergreen Equity Index Fund.

The Pro Forma Statements should be read in conjunction with the historical financial statements of each Fund incorporated by reference in the Statement of Additional Information.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that effect amounts reported herein. Actual results could differ from these estimates.

a.	Valuation of investments

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available or not reflective of current market value are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

b.	Futures contracts

In order to gain exposure to or protect against changes in security values, the Fund may buy and sell futures contracts. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts.

c.	Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

d.	Federal taxes

The Funds qualified as regulated investment companies and distribute all of their taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

Evergreen Equity Index Fund, after giving effect to the Reorganization, intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

3.	Shares of Beneficial Interest

As a result of the Reorganization, Evergreen Equity Index Fund would acquire the net assets of Atlas S&P 500 Index Fund in a tax-free exchange for Class A shares of Evergreen Equity Index Fund. The Pro Forma net asset values per share assume the issuance of 2,315,924 Class A shares of Evergreen Equity Index Fund which would have been issued at July 31, 2006 in connection with the proposed Reorganization. The issuance of these shares to shareholders of Atlas S&P 500 Index Fund resulted in 7,377,576 shares of Class A shares in the Pro Forma combined fund at July 31, 2006.

Shareholders of Atlas S&P 500 Index Fund would receive Class A shares of Evergreen Equity Index Fund based on a conversion ratio determined on July 31, 2006. The conversion ratio is calculated by dividing the net asset value per share of Atlas S&P 500 Index Fund by the Class A net asset value per share of Evergreen Equity Index Fund.

4.	Pro Forma Operations

The Pro Forma Combining Statement of Operations assumes similar rates of gross investment income for the investments of each Fund. Accordingly, the combined gross investment income is equal to the sum of each Fund's gross investment income. Pro Forma operating expenses include the actual expenses of the Funds, adjusted to reflect the expected expenses of the combined entity. The combined pro forma expenses were calculated by determining the expense rates based on the combined average net assets of the two funds and applying those rates to the average net assets of Evergreen Equity Index Fund for the twelve months ended July 31, 2006 and to the average net assets of Atlas S&P 500 Index Fund for the twelve months ended July 31, 2006. The adjustments reflect those amounts needed to adjust the combined expenses to these rates.

5.	Financing Agreement

The Fund and certain other Evergreen funds share in an unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund's borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee on the unused balance, which is allocated pro rata. The credit facility is for $100 million with an annual commitment fee of 0.08%. Prior to July 3, 2006, the credit facility was for $150 million with an annual commitment fee of 0.09%.

6.	Regulatory Matters and Legal Proceedings

Since September 2003, governmental and self-regulatory authorities have instituted numerous ongoing investigations of various practices in the mutual fund industry, including investigations relating to revenue sharing, market-timing, late trading and record retention, among other things. The investigations cover investment advisors, distributors and transfer agents to mutual funds, as well as other firms. EIMC, Evergreen Investment Services, Inc. ("EIS") and Evergreen Service Company, LLC (collectively, "Evergreen") have received subpoenas and other requests for documents and testimony relating to these investigations, are endeavoring to comply with those requests, and are cooperating with the investigations. Evergreen is continuing its own internal review of policies, practices, procedures and personnel, and is taking remedial action where appropriate.

In connection with one of these investigations, on July 28, 2004, the staff of the Securities and Exchange Commission ("SEC") informed Evergreen that the staff intends to recommend to the SEC that it institute an enforcement action against Evergreen. The SEC staff's proposed allegations relate to (i) an arrangement pursuant to which a broker at one of EIMC's affiliated broker-dealers had been authorized, apparently by an EIMC officer (who is no longer with EIMC), to engage in short-term trading, on behalf of a client, in Evergreen Mid Cap Growth Fund (formerly Evergreen Emerging Growth Fund and prior to that, known as Evergreen Small Company Growth Fund) during the period from December 2000 through April 2003, in excess of the limitations set forth in the funds' prospectus, (ii) short-term trading from September 2001 through January 2003, by a former Evergreen portfolio manager of Evergreen Precious Metals Fund, a fund he managed at the time, (iii) the sufficiency of systems for monitoring exchanges and enforcing exchange limitations as stated in the fund's prospectuses, and (iv) the adequacy of e-mail retention practices. In connection with the activity in Evergreen Mid Cap Growth Fund, EIMC reimbursed the fund $378,905, plus an additional $25,242, representing what EIMC calculated at that time to be the client's net gain and the fees earned by EIMC and the expenses incurred by this fund on the client's account. In connection with the activity in Evergreen Precious Metals Fund, EIMC reimbursed the fund $70,878, plus an additional $3,075, representing what EIMC calculated at that time to be the portfolio manager's net gain and the fees earned by EIMC and expenses incurred by the fund on the portfolio manager's account. Evergreen is currently engaged in discussions with the staff of the SEC concerning its recommendation.

The staff of the National Association of Securities Dealers ("NASD") had notified EIS that it has made a preliminary determination to recommend that disciplinary action be brought against EIS for certain violations of the NASD's rules. The recommendation relates principally to allegations that EIS (i) arranged for fund portfolio trades to be directed to broker-dealers (including Wachovia Securities, LLC, an affiliate of EIS) that sold Evergreen fund shares during the period of January 2001 to December 2003 and (ii) provided non-cash compensation by sponsoring offsite meetings attended by Wachovia Securities, LLC brokers during that period. EIS is cooperating with the NASD staff in its review of these matters.

Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties or injunctions regarding Evergreen, restitution to mutual fund shareholders and/or other financial penalties and structural changes in the governance or management of Evergreen's mutual fund business. Any penalties or restitution will be paid by Evergreen and not by the Evergreen funds.

In addition, the Evergreen funds and EIMC and certain of its affiliates are involved in various legal actions, including private litigation and class action lawsuits. EIMC does not expect that any of such legal actions currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds or on EIMC's ability to provide services to the Evergreen funds.

Although Evergreen believes that neither the foregoing investigations described above nor any pending or threatened legal actions will have a material adverse impact on the Evergreen funds, there can be no assurance that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses, or that they will not have other adverse consequences on the Evergreen funds.

Evergreen Large Cap Equity Fund Pro Forma Combining Financial Statements (unaudited) Pro Forma Combining Schedule of Investments September 30, 2006

These Pro Forma Financial Statements relate specifically to the proposed transfer of the assets and liabilities of Atlas Strategic Growth Fund and Atlas Growth Opportunities Fund, each a series of Atlas Funds, to Evergreen Large Cap Equity Fund, a series of Evergreen Equity Trust, in exchange for Class A shares (to be issued to holders of shares of each of Atlas Strategic Growth Fund and Atlas Growth Opportunities Fuund, of beneficial interest, $0.001 par value per share, of Evergreen Large Cap Equity Fund). The period presented covers the period from October 1, 2005 through September 30, 2006 and reflects financial information assuming the mergers take place.

	Evergreen Large Cap Equity Fund		Atlas Growth Opportunities Fund		Atlas Strategic Growth Fund		Evergreen Large Cap Equity Fund Pro Forma

	Shares	Value	Shares	Value	Shares	Value	Shares	Value

COMMON STOCKS 99.0%
CONSUMER DISCRETIONARY 9.8%
Auto Components 0.1%
Autoliv, Inc.		$0	31,500	$1,735,965		$0		$1,735,965

Automobiles 0.1%
Harley-Davidson, Inc.		0		0	31,400	1,970,350	31,400	1,970,350

Hotels, Restaurants & Leisure 1.4%
Brinker International, Inc.	334,387	13,405,575		0		0	334,387	13,405,575
Darden Restaurants, Inc.	360,781	15,322,369		0		0	360,781	15,322,369
Panera Bread Co.*		0	17,800	1,036,850		0	17,800	1,036,850
Starbucks Corp.*		0	62,400	2,124,720		0	62,400	2,124,720
Wyndham Worldwide Corp.*		0	88,070	2,463,318		0	88,070	2,463,318

		28,727,944		5,624,888		0		34,352,832

Household Durables 0.1%
Harman International Industries, Inc.		0	20,900	1,743,896		0	20,900	1,743,896

Media 3.7%
Comcast Corp.*		0	70,400	2,594,240		0	70,400	2,594,240
DIRECTV Group, Inc.*	61,933	1,224,750		0		0	61,933	1,224,750
Liberty Global, Inc. *		0	132,924	3,421,464		0	132,924	3,421,464
Liberty Global, Inc., Series C *		0	365,374	9,156,272		0	365,374	9,156,272
News Corp.		0	181,660	3,569,619		0	181,660	3,569,619
Omnicom Group, Inc.	212,849	19,922,666				0	212,849	19,922,666
Time Warner, Inc.	1,645,241	29,992,744				0	1,645,241	29,992,744
Walt Disney Co.	707,007	21,853,586				0	707,007	21,853,586

		72,993,746		18,741,595		0		91,735,341

Multi-line Retail 2.6%
Family Dollar Stores, Inc.	467,650	13,674,086		0		0	467,650	13,674,086
J.C. Penney Co., Inc.	352,206	24,087,368		0		0	352,206	24,087,368
Kohl's Corp.*		0	30,300	1,967,076	29,500	1,915,140	59,800	3,882,216
Nordstrom, Inc. Þ	374,696	15,849,641		0	44,360	1,876,428	44,360	17,726,069
Target Corp.		0	61,400	3,392,350		0	61,400	3,392,350

		53,611,095		5,359,426		3,791,568		62,762,089

Specialty Retail 1.5%
Best Buy Co., Inc.	226,375	12,124,645				0	226,375	12,124,645
Chico's FAS, Inc.*		0	41,800	899,954		0	41,800	899,954
Lowe's Cos.		0	89,600	2,514,176		0	89,600	2,514,176
Office Depot, Inc.*	305,587	12,131,804	27,930	1,108,821		0	305,587	13,240,625
Staples, Inc.		0	243,900	5,934,087		0	243,900	5,934,087
Urban Outfitters, Inc.*		0	53,800	951,722		0	53,800	951,722
Williams-Sonoma, Inc. Þ		0	44,400	1,438,116		0	44,400	1,438,116

		24,256,449		12,846,876		0		37,103,325

Textiles Apparel & Luxury Goods 0.3%
NIKE, Inc.		0	33,800	2,961,556	21,343	1,870,074	55,143	4,831,630
Polo Ralph Lauren Corp.		0	43,300	2,801,077		0	43,300	2,801,077

		0		5,762,633		1,870,074		7,632,707

See Notes to Pro Forma Combining Financial Statements.

Evergreen Large Cap Equity Fund Pro Forma Combining Financial Statements (unaudited) Pro Forma Combining Schedule of Investments September 30, 2006

	Evergreen Large Cap Equity Fund		Atlas Growth Opportunities Fund		Atlas Strategic Growth Fund		Evergreen Large Cap Equity Fund Pro Forma

	Shares	Value	Shares	Value	Shares	Value	Shares	Value

CONSUMER STAPLES 9.1%
Beverages 1.9%
Coca-Cola Co.		0		0	41,745	1,865,167	41,745	1,865,167
Coca-Cola Enterprises, Inc.	704,633	14,677,505		0		0	704,633	14,677,505
Constellation Brands, Inc.*	374,293	10,772,153		0		0	374,293	10,772,153
PepsiCo, Inc.	207,152	13,518,740	56,500	3,687,190	28,845	1,882,425	292,497	19,088,355

		38,968,398		3,687,190		3,747,592		46,403,180

Food & Staples Retailing 2.8%
Costco Wholesale Corp. Þ	233,447	11,597,647		0		0	233,447	11,597,647
Kroger Co.	715,689	16,561,043		0		0	715,689	16,561,043
Wal-Mart Stores, Inc.	568,690	28,047,791	187,650	9,254,898	41,600	2,051,712	797,940	39,354,401
Whole Foods Market, Inc.		0	38,000	2,258,340		0	38,000	2,258,340

		56,206,481		11,513,238		2,051,712		69,771,431

Food Products 0.9%
ConAgra Foods, Inc.		0	313,500	7,674,480		0	313,500	7,674,480
Dean Foods Co.*	330,592	13,891,476		0		0	330,592	13,891,476

		13,891,476		7,674,480		0		21,565,956

Household Products 2.0%
Colgate-Palmolive Co.		0	56,300	3,496,230	30,695	1,906,159	86,995	5,402,390
Energizer Holdings, Inc.*	249,677	17,974,247		0		0	249,677	17,974,247
Procter & Gamble Co.	347,997	21,568,854	73,897	4,580,136		0	347,997	26,148,990

		39,543,101		8,076,366		1,906,159		49,525,627

Tobacco 1.5%
Altria Group, Inc.	307,229	23,518,380		0		0	307,229	23,518,380
Reynolds American, Inc. Þ	221,262	13,711,606		0		0	221,262	13,711,606

		37,229,986		0		0		37,229,986

ENERGY 8.4%
Energy Equipment & Services 1.0%
Diamond Offshore Drilling, Inc. Þ		0		0	25,000	1,809,250	25,000	1,809,250
Halliburton Co.		0	89,700	2,551,965		0	89,700	2,551,965
Nabors Industries, Ltd.*	454,702	13,527,384		0		0	454,702	13,527,384
National Oilwell Varco, Inc.*		0	33,700	1,973,135		0	33,700	1,973,135
Patterson-UTI Energy, Inc.		0		0	69,780	1,657,973	69,780	1,657,973
Schlumberger Ltd.			41,600	2,580,448			41,600	2,580,448

		13,527,384		7,105,548		3,467,223		24,100,155

Oil Gas & Consumable Fuels 7.4%
Apache Corp.		0	32,100	2,028,720		0	32,100	2,028,720
Chevron Corp.	233,348	15,134,951		0		0	233,348	15,134,951
ConocoPhillips	455,506	27,116,272		0		0	455,506	27,116,272
Exxon Mobil Corp.	1,127,253	75,638,676	222,750	14,946,525		0	1,350,003	90,585,201
Hess Corp.	181,270	7,508,204		0		0	181,270	7,508,204
Marathon Oil Corp.	219,682	16,893,546		0		0	219,682	16,893,546
Occidental Petroleum Corp.		0		0	34,730	1,670,860	34,730	1,670,860
Total SA, ADR		0	18,610	1,227,143		0	18,610	1,227,143
Valero Energy Corp.	372,978	19,197,178		0		0	372,978	19,197,178
XTO Energy, Inc.		0		0	39,454	1,662,197	39,454	1,662,197

		161,488,827		18,202,388		3,333,057		183,024,272

See Notes to Pro Forma Combining Financial Statements.

Evergreen Large Cap Equity Fund Pro Forma Combining Financial Statements (unaudited) Pro Forma Combining Schedule of Investments September 30, 2006

	Evergreen Large Cap Equity Fund		Atlas Growth Opportunities Fund		Atlas Strategic Growth Fund		Evergreen Large Cap Equity Fund Pro Forma

	Shares	Value	Shares	Value	Shares	Value	Shares	Value

FINANCIALS 20.9%
Capital Markets 4.7%
Bear Stearns Cos.	93,783	13,138,998		0		0	93,783	13,138,998
E*TRADE Financial Corp.*		0	56,110	1,342,151		0	56,110	1,342,151
Franklin Resources, Inc.		0		0	17,655	1,867,016	17,655	1,867,016
Goldman Sachs Group, Inc. Þ	162,826	27,545,275	13,200	2,233,044		0	176,026	29,778,319
Legg Mason, Inc.		0	36,300	3,661,218		0	36,300	3,661,218
Lehman Brothers Holdings, Inc.	268,399	19,823,950		0		0	268,399	19,823,950
Merrill Lynch & Co., Inc.	237,538	18,580,222		0		0	237,538	18,580,222
Morgan Stanley	136,626	9,961,402		0		0	136,626	9,961,402
T. Rowe Price Group, Inc.		0		0	42,626	2,039,654	42,626	2,039,654
TD Ameritrade Holding Corp.		0	116,600	2,197,910		0	116,600	2,197,910
UBS AG		0	218,760	12,974,656		0	218,760	12,974,656

		89,049,847		22,408,979		3,906,670		115,365,496

Commercial Banks 2.2%
National City Corp.	264,348	9,675,137		0		0	264,348	9,675,137
SunTrust Banks, Inc.	97,563	7,539,669		0		0	97,563	7,539,669
U.S. Bancorp	642,372	21,339,598		0		0	642,372	21,339,598
Wells Fargo & Co.	430,119	15,561,705		0		0	430,119	15,561,705

		54,116,109		0		0		54,116,109

Consumer Finance 0.5%
Capital One Financial Corp.		0	135,910	10,690,681		0	135,910	10,690,681
SLM Corp.		0	15,600	810,888		0	15,600	810,888

		0		11,501,569		0		11,501,569

Diversified Financial Services 6.2%
Bank of America Corp.	901,846	48,311,890	172,746	9,254,003		0	1,074,592	57,565,893
Chicago Mercantile Exchange Holdings, Inc.		0	4,500	2,152,125		0	4,500	2,152,125
CIT Group, Inc.	290,718	14,137,616		0		0	290,718	14,137,616
Citigroup, Inc.	943,470	46,862,155		0		0	943,470	46,862,155
JPMorgan Chase & Co.	681,809	32,017,751		0		0	681,809	32,017,751

		141,329,412		11,406,128		0		152,735,540

Insurance 5.3%
ACE, Ltd.	271,086	14,836,537		0		0	271,086	14,836,537
Allstate Corp.	316,050	19,825,817		0		0	316,050	19,825,817
American International Group, Inc.	295,089	19,552,597	113,200	7,500,632	29,670	1,965,934	437,959	29,019,163
Chubb Corp.	191,516	9,951,171		0		0	191,516	9,951,171
Everest Re Group, Ltd.		0	103,730	10,116,787		0	103,730	10,116,787
MetLife, Inc.	221,341	12,545,608		0		0	221,341	12,545,608
Platinum Underwriters Holdings, Ltd.		0	110,400	3,403,632		0	110,400	3,403,632
Progressive Corp.		0		0	79,400	1,948,476	79,400	1,948,476
SAFECO Corp.	163,642	9,643,423		0		0	163,642	9,643,423
St. Paul Travelers Companies, Inc.	395,880	18,562,813		0		0	395,880	18,562,813

		104,917,966		21,021,051		3,914,410		129,853,427

See Notes to Pro Forma Combining Financial Statements.

Evergreen Large Cap Equity Fund Pro Forma Combining Financial Statements (unaudited) Pro Forma Combining Schedule of Investments September 30, 2006

	Evergreen Large Cap Equity Fund		Atlas Growth Opportunities Fund		Atlas Strategic Growth Fund		Evergreen Large Cap Equity Fund Pro Forma

	Shares	Value	Shares	Value	Shares	Value	Shares	Value

Real Estate Investment Trusts 0.4%
Simon Property Group, Inc.	120,083	10,881,921		0		0	120,083	10,881,921

Thrifts & Mortgage Finance 1.6%
Countrywide Financial Corp.	349,414	12,243,467	71,400	2,501,856		0	420,814	14,745,323
Fannie Mae	142,441	7,963,876		0		0	142,441	7,963,876
Freddie Mac		0	79,560	5,277,215		0	79,560	5,277,215
MGIC Investment Corp.	61,654	3,697,390		0		0	61,654	3,697,390
PMI Group, Inc.	161,854	7,090,824		0		0	161,854	7,090,824

		30,995,557		7,779,071		0		38,774,628

HEALTH CARE 12.6%
Biotechnology 2.2%
Amgen, Inc.*	385,530	27,576,961		0	27,510	1,967,790	413,040	29,544,751
Biogen Idec, Inc.*	282,481	12,621,251		0		0	282,481	12,621,251
Celgene Corp.*		0	63,000	2,727,900		0	63,000	2,727,900
Genentech, Inc. *		0	42,200	3,489,940		0	42,200	3,489,940
Genzyme Corp.*		0	37,900	2,557,113		0	37,900	2,557,113
Gilead Sciences, Inc.*		0	39,600	2,720,520		0	39,600	2,720,520

		40,198,212		11,495,473		1,967,790		53,661,475

Health Care Equipment & Supplies 1.5%
Alcon Inc.		0	26,400	3,022,800		0	26,400	3,022,800
Baxter International, Inc.	240,856	10,949,313		0		0	240,856	10,949,313
Becton Dickinson & Co.	181,331	12,814,662		0	27,545	1,946,605	208,876	14,761,267
C.R. Bard, Inc.		0	29,300	2,197,500		0	29,300	2,197,500
Gen-Probe, Inc.*		0	23,100	1,083,159		0	23,100	1,083,159
Varian Medical Systems, Inc.*		0	105,500	5,632,645		0	105,500	5,632,645

		23,763,975		11,936,104		1,946,605		37,646,684

Health Care Providers & Services 2.2%
Aetna, Inc.	234,879	9,289,465		0		0	234,879	9,289,465
CIGNA Corp.	130,675	15,200,116		0		0	130,675	15,200,116
McKesson Corp.	310,260	16,356,907		0	35,500	1,871,560	345,760	18,228,467
Medco Health Solutions, Inc.*		0	31,600	1,899,476		0	31,600	1,899,476
UnitedHealth Group, Inc.		0	72,400	3,562,080	38,398	1,889,182	110,798	5,451,262
WellPoint, Inc.*		0	31,470	2,424,764	24,413	1,881,022	55,883	4,305,786

		40,846,488		7,886,320		5,641,764		54,374,572

Life Sciences Tools & Services 0.7%
Fisher Scientific International, Inc.*	194,457	15,214,316	21,900	1,713,456		0	216,357	16,927,772

Pharmaceuticals 6.0%
Abbott Laboratories		0	49,130	2,385,753		0	49,130	2,385,753
Eli Lilly & Co.		0		0	33,605	1,915,485	33,605	1,915,485
Johnson & Johnson	431,309	28,009,206		0	28,779	1,868,908	460,088	29,878,114
Merck & Co., Inc.	552,728	23,159,303		0	44,990	1,885,081	597,718	25,044,384
Novartis AG, ADR		0	71,000	4,149,240		0	71,000	4,149,240
Pfizer, Inc.	1,655,557	46,951,597	156,570	4,440,325		0	1,812,127	51,391,922
Sanofi-Aventis, ADR		0	52,510	2,335,120		0	52,510	2,335,120
Teva Pharmaceutical Industries, Ltd., ADR Þ		0	68,900	2,348,801		0	68,900	2,348,801
Watson Pharmaceuticals, Inc.* Þ	331,950	8,687,132		0		0	331,950	8,687,132
Wyeth	345,610	17,570,812		0	38,497	1,957,188	384,107	19,527,999

		124,378,050		15,659,239		7,626,662		147,663,950

See Notes to Pro Forma Combining Financial Statements.

Evergreen Large Cap Equity Fund Pro Forma Combining Financial Statements (unaudited) Pro Forma Combining Schedule of Investments September 30, 2006

	Evergreen Large Cap Equity Fund		Atlas Growth Opportunities Fund		Atlas Strategic Growth Fund		Evergreen Large Cap Equity Fund Pro Forma

	Shares	Value	Shares	Value	Shares	Value	Shares	Value

INDUSTRIALS 11.3%
Aerospace & Defense 2.6%
Boeing Co.		0		0	24,050	1,896,342	24,050	1,896,343
General Dynamics Corp.		0	23,600	1,691,412		0	23,600	1,691,412
Lockheed Martin Corp.	295,351	25,417,907		0		0	295,351	25,417,907
Northrop Grumman Corp.	286,985	19,535,069		0		0	286,985	19,535,069
Precision Castparts Corp.		0	15,600	985,296		0	15,600	985,296
Rockwell Collins Corp.		0	91,180	5,000,311		0	91,180	5,000,311
United Technologies Corp.		0	126,720	8,027,712	32,000	2,027,200	158,720	10,054,912

		44,952,976		15,704,731		3,923,542		64,581,250

Air Freight & Logistics 0.4%
FedEx Corp.	48,253	5,244,136		0	18,200	1,977,976	66,453	7,222,112
UTi Worldwide, Inc.		0	68,000	1,901,960		0	68,000	1,901,960

		5,244,136		1,901,960		1,977,976		9,124,072

Airlines 0.1%
Southwest Airlines Co.		0		0	112,500	1,874,250	112,500	1,874,250

Commercial Services & Supplies 0.6%
Manpower, Inc.	222,560	13,636,251		0		0	222,560	13,636,251
Waste Management, Inc.		0		0	52,000	1,907,360	52,000	1,907,360

		13,636,251		0		1,907,360		15,543,611

Electrical Equipment 0.2%
Emerson Electric Co.		0		0	22,445	1,882,238	22,445	1,882,238
Rockwell Automation, Inc.		0	35,700	2,074,170	30,345	1,763,044	66,045	3,837,215

		0		2,074,170		3,645,282		5,719,453

Industrial Conglomerates 2.3%
3M Co.		0		0	24,795	1,845,244	24,795	1,845,244
General Electric Co.	1,111,805	39,246,716		0	55,900	1,973,270	1,167,705	41,219,986
Siemens AG, ADR		0	143,900	12,533,690		0	143,900	12,533,690

		39,246,716		12,533,690		3,818,514		55,598,920

Machinery 4.0%
Caterpillar, Inc.	340,204	22,385,423		0	28,100	1,848,980	368,304	24,234,403
Cummins, Inc. Þ	89,668	10,691,116		0		0	89,668	10,691,116
Eaton Corp. Þ	154,556	10,641,181		0		0	154,556	10,641,181
Illinois Tool Works, Inc.		0		0	41,186	1,849,251	41,186	1,849,251
Ingersoll-Rand Co., Ltd., Class A	411,175	15,616,426		0		0	411,175	15,616,426
Oshkosh Truck Corp.		0	40,600	2,049,082		0	40,600	2,049,082
Paccar, Inc. Þ	374,855	21,374,232		0		0	374,855	21,374,232
Parker Hannifin Corp.	150,283	11,681,498		0		0	150,283	11,681,498

		92,389,876		2,049,082		3,698,231		98,137,189

Road & Rail 1.1%
Burlington Northern Santa Fe Corp.	219,223	16,099,737		0		0	219,223	16,099,737
Ryder System, Inc.	219,005	11,318,179		0		0	219,005	11,318,179

		27,417,916		0		0		27,417,916

See Notes to Pro Forma Combining Financial Statements.

Evergreen Large Cap Equity Fund Pro Forma Combining Financial Statements (unaudited) Pro Forma Combining Schedule of Investments September 30, 2006

	Evergreen Large Cap Equity Fund		Atlas Growth Opportunities Fund		Atlas Strategic Growth Fund		Evergreen Large Cap Equity Fund Pro Forma

	Shares	Value	Shares	Value	Shares	Value	Shares	Value

INFORMATION TECHNOLOGY 17.2%
Communications Equipment 3.0%
Cisco Systems, Inc.*	1,111,257	25,558,911	385,000	8,855,000	81,235	1,868,405	1,577,492	36,282,316
Corning, Inc.*		0	226,500	5,528,865		0	226,500	5,528,865
F5 Networks, Inc.*		0	35,400	1,901,688		0	35,400	1,901,688
Motorola, Inc.	500,651	12,516,275	114,000	2,850,000	80,506	2,012,650	695,157	17,378,925
QUALCOMM, Inc.	248,727	9,041,226	43,900	1,595,765	46,400	1,686,640	339,027	12,323,631

		47,116,412		20,731,318		5,567,695		73,415,425

Computers & Peripherals 4.0%
Apple Computer, Inc.*	76,416	5,886,325	94,100	7,248,523		0	170,516	13,134,848
Dell, Inc.*	335,568	7,664,373		0		0	335,568	7,664,373
EMC Corp.*		0	622,300	7,455,154		0	622,300	7,455,154
Hewlett-Packard Co.	690,298	25,327,034		0		0	690,298	25,327,034
Hutchinson Technology, Inc.* Þ		0	80,300	1,688,709		0	80,300	1,688,709
International Business Machines Corp.	361,343	29,608,445		0	22,920	1,878,065	384,263	31,486,510
Lexmark International, Inc., Class A * Þ	151,768	8,750,943		0		0	151,768	8,750,943
Network Appliance, Inc.*		0	45,400	1,680,254		0	45,400	1,680,254

		77,237,120		18,072,640		1,878,065		97,187,825

Electronic Equipment & Instruments 0.2%
Jabil Circuit, Inc.	214,117	6,117,323		0		0	214,117	6,117,323

Internet Software & Services 1.0%
aQuantive, Inc.* Þ		0	41,300	975,506		0	41,300	975,506
eBay, Inc.*		0	246,550	6,992,158		0	246,550	6,992,158
Google, Inc., Class A *	13,879	5,577,970	15,400	6,189,260		0	29,279	11,767,230
Yahoo!, Inc.*	81,449	2,059,031	141,500	3,577,120		0	222,949	5,636,151

		7,637,001		17,734,044		0		25,371,045

IT Services 1.5%
Accenture, Ltd., Class A * Þ	259,684	8,234,580		0		0	259,684	8,234,580
Affiliated Computer Services, Inc., Class A * Þ	143,269	7,429,930		0		0	143,269	7,429,930
Cognizant Technology Solutions Corp.*		0	40,400	2,992,024		0	40,400	2,992,024
Computer Sciences Corp.* Þ	182,746	8,976,483		0		0	182,746	8,976,483
Fiserv, Inc.*	210,509	9,912,869		0		0	210,509	9,912,869

		34,553,862		2,992,024		0		37,545,886

Office Electronics 0.2%
Xerox Corp.*	386,969	6,021,238		0		0	386,969	6,021,238

Semiconductors & Semiconductor Equipment 3.1%
Advanced Micro Devices, Inc.* Þ	153,887	3,824,092		0		0	153,887	3,824,092
Applied Materials, Inc. Þ		0		0	105,030	1,862,182	105,030	1,862,182
ASML Holding NV *		0	120,670	2,809,198		0	120,670	2,809,198
Broadcom Corp.*		0	130,900	3,971,506		0	130,900	3,971,506
Freescale Semiconductor, Inc., Class B *	237,859	9,041,021		0		0	237,859	9,041,021
Intel Corp.	660,478	13,586,032		0		0	660,478	13,586,032
International Rectifier Corp.		0	17,200	599,248		0	17,200	599,248
KLA-Tencor Corp.		0	55,870	2,484,539		0	55,870	2,484,539
Lam Research Corp.*		0		0	43,500	1,971,855	43,500	1,971,855
Marvell Technology Group, Ltd.*		0	69,200	1,340,404		0	69,200	1,340,404
MEMC Electronic Materials, Inc.* Þ	121,426	4,447,834		0		0	121,426	4,447,834
NVIDIA Corp.*	210,353	6,224,345		0	64,160	1,898,494	274,513	8,122,839
Texas Instruments, Inc.	552,002	18,354,067	65,000	2,161,250	57,900	1,925,175	674,902	22,440,492

		55,477,391		13,366,145		7,657,706		76,501,242

See Notes to Pro Forma Combining Financial Statements.

Evergreen Large Cap Equity Fund Pro Forma Combining Financial Statements (unaudited) Pro Forma Combining Schedule of Investments September 30, 2006

	Evergreen Large Cap Equity Fund		Atlas Growth Opportunities Fund		Atlas Strategic Growth Fund		Evergreen Large Cap Equity Fund Pro Forma

	Shares	Value	Shares	Value	Shares	Value	Shares	Value

Software 4.2%
Adobe Systems, Inc.*		0	63,400	2,374,330		0	63,400	2,374,330
Autodesk, Inc.*		0	61,400	2,135,492		0	61,400	2,135,492
Cadence Design Systems, Inc.*	432,260	7,331,130		0		0	432,260	7,331,130
Citrix Systems, Inc.*		0	23,600	854,556		0	23,600	854,556
Electronic Arts, Inc.*		0	78,700	4,382,016		0	78,700	4,382,016
Microsoft Corp.	1,634,998	44,684,495	193,440	5,286,715	74,769	2,043,437	1,903,207	52,014,647
NAVTEQ Corp.*		0	49,300	1,287,223		0	49,300	1,287,223
Novell, Inc.*		0	399,620	2,445,674		0	399,620	2,445,674
Oracle Corp.*	814,381	14,447,119		0	103,510	1,836,267	917,891	16,283,386
Red Hat, Inc.*		0	81,700	1,722,236		0	81,700	1,722,236
Synopsys, Inc.*		0	259,030	5,108,072		0	259,030	5,108,072
Take-Two Interactive Software, Inc.* Þ		0	258,100	3,680,506		0	258,100	3,680,506

		66,462,744		29,276,820		3,879,704		99,619,268

MATERIALS 3.0%
Chemicals 1.5%
Ashland, Inc.	140,866	8,984,433		0		0	140,866	8,984,433
Lyondell Chemical Co. Þ	390,737	9,912,998		0		0	390,737	9,912,998
Monsanto Co.		0	107,900	5,072,379		0	107,900	5,072,379
PPG Industries, Inc.	153,691	10,309,592		0		0	153,691	10,309,592
Praxair, Inc.		0	44,330	2,622,563		0	44,330	2,622,563

		29,207,023		7,694,942		0		36,901,965

Construction Materials 0.2%
Cemex SAB de CV, ADR		0	81,770	2,459,642		0	81,770	2,459,642
Vulcan Materials Co.		0	0	0	25,300	1,979,725	25,300	1,979,725

		0		2,459,642		1,979,725		4,439,367

Metals & Mining 1.3%
Alcoa, Inc.		0		0	62,500	1,752,500	62,500	1,752,500
Freeport-McMoRan Copper & Gold, Inc.		0		0	30,295	1,613,512	30,295	1,613,511
NuCor Corp.	257,015	12,719,673		0	36,728	1,817,669	293,743	14,537,342
Phelps Dodge Corp.	177,736	15,054,239		0		0	177,736	15,054,239

		27,773,912		0		5,183,681		32,957,592

TELECOMMUNICATION SERVICES 3.0%
Diversified Telecommunication Services 2.9%
AT&T, Inc. Þ	806,479	26,258,956		0		0	806,479	26,258,956
BellSouth Corp.	262,030	11,201,783		0		0	262,030	11,201,783
CenturyTel, Inc. Þ	191,560	7,599,185		0		0	191,560	7,599,185
IDT Corp.*		0	176,180	2,540,516		0	176,180	2,540,516
NeuStar, Inc. Þ		0	61,200	1,698,300		0	61,200	1,698,300
Verizon Communications, Inc.	612,364	22,737,075		0		0	612,364	22,737,075

		67,796,999		4,238,816		0		72,035,815

Wireless Telecommunication Services 0.1%
Sprint Nextel Corp.		0	186,810	3,203,792		0	186,810	3,203,792

UTILITIES 3.7%
Electric Utilities 1.2%
American Electric Power Co., Inc.	338,677	12,317,682		0		0	338,677	12,317,682
FirstEnergy Corp.	285,336	15,938,869		0		0	285,336	15,938,869
Reliant Energy, Inc.*		0	103,660	1,276,055		0	103,660	1,276,055

		28,256,551		1,276,055		0		29,532,606

See Notes to Pro Forma Combining Financial Statements.

Evergreen Large Cap Equity Fund Pro Forma Combining Financial Statements (unaudited) Pro Forma Combining Schedule of Investments September 30, 2006

	Evergreen Large Cap Equity Fund		Atlas Growth Opportunities Fund		Atlas Strategic Growth Fund		Evergreen Large Cap Equity Fund Pro Forma

	Shares	Value	Shares	Value	Shares	Value	Shares	Value

Independent Power Producers & Energy Traders 1.0%
AES Corp.*		0	278,020	5,668,828		0	278,020	5,668,828
TXU Corp.	301,450	18,846,654		0		0	301,450	18,846,654

		18,846,654		5,668,828		0		24,515,482

Multi-Utilities 1.5%
CenterPoint Energy, Inc. Þ	907,091	12,989,543				0	907,091	12,989,543
CMS Energy Corp. *		0	199,130	2,875,437		0	199,130	2,875,437
PG&E Corp. Þ	333,492	13,889,942	84,720	3,528,588		0	418,212	17,418,530
Sempra Energy		0	55,260	2,776,815		0	55,260	2,776,815

		26,879,485		9,180,840				36,060,325

Total Common Stocks (cost $1,384,321,108,
$343,549,875, $84,018,024 and
$1,811,889,007, respectively)		1,938,408,326		401,041,415		94,133,367		2,433,583,108

SHORT-TERM INVESTMENTS 5.1%
U.S. TREASURY OBLIGATIONS 0.1%
U.S. Treasury Bill, 4.95%, 11/09/2006 ƒ †	1,500,000	1,492,163		0		0	1,500,000	1,492,163

REPURCHASE AGREEMENTS 0.9%
Investors Bank & Trust Co., 3.50%, dated 9/29/2006, maturing 10/2/2006, maturity value $22,411,747 (1)		0	21,813,913	21,813,913	591,299	591,299	22,405,212	22,405,212

MUTUAL FUND SHARES 4.1%
Evergreen Institutional Money Market Fund ø	19,967,376	19,967,376		0		0	19,967,376	19,967,376
Navigator Prime Portfolio ÞÞ	70,826,027	70,826,027		0		0	70,826,027	70,826,027
Goldman Sachs Financial Square Prime Obligations Fund ÞÞ		0	1,895,537	1,895,537	826,577	826,577	2,722,114	2,722,114
Dreyfus Cash Management Plus Fund ÞÞ		0	4,361,377	4,361,377	1,901,843	1,901,843	6,263,220	6,263,220

		90,793,403		6,256,914		2,728,420		99,778,737

Total Short-Term Investments (cost $92,285,566,
$28,070,827, $3,319,719 and $123,676,112,
respectively)		92,285,566		28,070,827		3,319,719		123,676,112

Total Investments (cost $1,476,606,674,
$371,620,702, $87,337,743 and
$1,935,565,119, respectively) 104.1%		2,030,693,892		429,112,242		97,453,086		2,557,259,220
Other Assets and Liabilities (4.1%)		(86,213,431)		(11,784,290)		(1,816,678)		(99,814,399)

Net Assets 100.0%		$1,944,480,461		$417,327,952		$95,636,408		$2,457,444,821

*	Non-income producing security
Þ	All or a portion of this security is on loan.
ƒ	All or a portion of this security was pledged to cover initial margin requirements for open futures contracts.
†	Rate shown represents the yield to maturity at date of purchase.
ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Evergreen Large Cap Equity Fund and the money market fund.
ÞÞ	Represents investment of cash collateral received from securities on loan.

(1) Collateralized by $20,775,742 U.S. Treasury Bonds, 8.125%, 8/15/2021, value including accrued interest is $22,853,316

Summary of Abbreviations
ADR	American Depository Receipt

At September 30, 2006 , the Evergreen Large Cap Equity Fund had open long futures contracts outstanding as follows:

Expiration	Contracts	Initial Contract Amount	Value at 30-Sep-06	Unrealized Gain

Dec-06	19 S&P 500 Index	$6,269,493	$6,390,650	$121,157

See Notes to Pro Forma Combining Financial Statements.

Evergreen Large Cap Equity Fund Pro Forma Combining Financial Statements (unaudited) Pro Forma Combining Statement of Assets and Liabilities September 30, 2006

	Evergreen Large Cap Equity Fund	Atlas Growth Opportunities Fund	Atlas Strategic Growth Fund	Adjustments		Evergreen Large Cap Equity Fund Pro Forma

Assets
Investments in securities, at value(cost $1,456,639,298, $371,620,702, $87,337,743, and $1,935,565,119, respectively) including $68,673,247 $6,027,603, $2,667,305
and $77,368,155, respectively of securities loaned	$2,010,726,516	$429,112,242	$97,453,086			$2,537,291,844
Investments in affiliates, at value (cost $19,967,376, $0, $0 and $19,967,376)	19,967,376	0	0			$19,967,376

Total investments	2,030,693,892	429,112,242	97,453,086			2,557,259,220
Cash	0	99,881	26,240			126,121
Receivables for securities sold	21,869,518	7,856,711	835,591			30,561,820
Receivable for Fund shares sold	458,724	274,037	41,519			774,280
Dividends and interest receivable	2,085,605	207,979	155,408			2,448,992
Receivable for securities lending income	2,831	14,417	7,394			24,642
Prepaid expenses and other assets	52,051	6,304	7,807			66,162

Total assets	2,055,162,621	437,571,571	98,527,045			2,591,261,237

Liabilities
Dividends payable	705,931	0	0			705,931
Payable for securities purchased	34,856,348	13,453,338	0			48,309,686
Payable for Fund shares redeemed	3,862,421	4,101	0			3,866,522
Payable for securities on loan	70,826,027	6,256,914	2,728,420			79,811,361
Due to custodian bank	71,631	0	0			71,631
Payable for daily variation margin on open futures contracts	8,439	0	0			8,439
Advisory fee payable	48,212	203,447	52,856			304,515
Distribution Plan expenses payable	6,886	81,459	18,877			107,222
Due to other related parties	17,750	0	0			17,750
Accrued expenses and other liabilities	278,515	244,360	90,484			613,359

Total liabilities	110,682,160	20,243,619	2,890,637			133,816,416

Net assets	$1,944,480,461	$417,327,952	$95,636,408			$2,457,444,821

Net assets represented by
Paid-in capital	$1,487,251,021	$338,453,649	$136,376,532			$1,962,081,202
Undistributed (overdistributed) net investment income	(172,925)	534,926	217,763			579,764
Accumulated net realized gains or losses on investments	(96,806,010)	20,847,838	(51,073,230)			(127,031,402)
Net unrealized gains or losses on investments	554,208,375	57,491,539	10,115,343			621,815,257

Total net assets	$1,944,480,461	$417,327,952	$95,636,408			$2,457,444,821

Class A Shares
Net assets	$115,629,879			$512,964,360	(a)	$628,594,239
Shares of beneficial interest outstanding (unlimited number of shares authorized)	6,765,082			30,011,630	(b)	36,776,712
Net asset value	$17.09					$17.09
Maximum offering price (based on sales charge of 4.75% and 4.75%, respectively)	$17.94					$17.94
Class B Shares
Net assets	$29,352,448					$29,352,448
Shares of beneficial interest outstanding (unlimited number of shares authorized)	1,794,536					1,794,536
Net asset value	$16.36					$16.36
Class C Shares
Net assets	$7,944,289					$7,944,289
Shares of beneficial interest outstanding (unlimited number of shares authorized)	477,435					477,435
Net asset value	$16.64					$16.64
Class I Shares
Net assets	$1,722,789,586					$1,722,789,586
Shares of beneficial interest outstanding (unlimited number of shares authorized)	100,382,434					100,382,434
Net asset value	$17.16					$17.16
Class IS Shares
Net assets	$68,764,259					$68,764,259
Shares of beneficial interest outstanding (unlimited number of shares authorized)	4,021,422					4,021,422
Net asset value	$17.10					$17.10
Atlas Fund Shares
Net assets		$417,327,952	$95,636,408	(512,964,360	)(a)
Shares of beneficial interest outstanding (unlimited number of shares authorized)		16,889,126	6,818,540	(23,707,666	)(b)
Net asset value		$24.71	$14.03

(a)	Reflects the merger of target fund assets into Class A of the surviving fund.
(b)	Reflects the impact of converting shares of the target fund into shares of the surviving fund.

See Notes to Pro Forma Combining Financial Statements.

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Evergreen Large Cap Equity Fund Pro Forma Combining Financial Statements (unaudited) Pro Forma Combining Statement of Operations Year Ended September 30, 2006

	Evergreen Large Cap Equity Fund	Atlas Growth Opportunities Fund	Atlas Strategic Growth Fund	Adjustments		Evergreen Large Cap Equity Fund Pro Forma

Investment income
Dividends (net of foreign witholding taxes of $0, $81,903, $0 and $81,903,
respectively)	$35,153,184	$4,699,241	$1,236,840	0		$41,089,265
Interest	63,704	$367,087	63,100	0		493,891
Securities lending income	38,131	0	0	0		38,131
Income from affiliate	650,408	0	0	0		650,408

Total investment income	35,905,427	5,066,328	1,299,940,	0		42,271,695

Expenses
Advisory fee	6,299,087	2,613,815	656,502	794,344	(a)	10,363,748
Distribution Plan expenses
Class A/Atlas shares	282,563	1,047,537	234,944	(7,989)	(b)	1,557,055
Class B	397,384	0	0			397,384
Class C	69,442	0	0			69,442
Class IS	176,002	0	0			176,002
Administrative services fee	1,780,507	0	0	510,413	(c)	2,290,920
Transfer agent fees	923,877	419,640	136,953	(141,426)	(d)	1,339,044
Trustees' fees and expenses	25,078	25,562	5,984	(24,363)	(e)	32,261
Printing and postage expenses	155,096	76,414	23,374	(114,884)	(f)	140,000
Custodian and accounting fees	475,266	225,570	52,002	(141,329)	(e)	611,509
Registration and filing fees	85,134	72,348	16,977	(87,857)	(g)	86,602
Professional fees	56,165	81,468	20,947	(66,126)	(g)	92,454
Interest expense	2,364	0	0			2,364
Other	162,553	25,307	5,207			193,067

Total expenses	10,890,518	4,587,661	1,152,890	720,783		17,351,852
Less: Expense reductions	(31,257)	-	-			(31,257)
Fee waivers and expense reimbursements	(123,126)	-	-	123,126	(h)	0

Net expenses	10,736,135	4,587,661	1,152,890	843,909		17,320,595

Net investment income	25,169,292	478,667	147,050	(843,909)		24,951,100

Net realized and unrealized gains or losses on investments
Net realized gains or losses on:
Securities	123,063,055	23,817,544	3,666,091			150,546,690
Futures contracts	(525,860)	0	0			(525,860)

Net realized gains or losses on investments	122,537,195	23,817,544	3,666,091	0		150,020,830
Net change in unrealized gains or losses on investments	42,096,078	(1,676,799)	(206,169)			40,213,110

Net realized and unrealized gains or losses on investments	164,633,273	22,140,745	3,459,922	0		190,233,940

Net increase in net assets resulting from operations	$189,802,565	$22,619,412	$3,606,972	(843,909)		$215,185,040

(a)	Reflects an increase based on the maximum performance based fee the fund may charge for the full twelve month period.
(b)	Reflects a decrease based on the impact of the Board approved 12b-1 rate reduction from 0.30% to 0.25% for the full twelve month period.
(c)	Reflects an increase based on the surviving fund's fee schedule and the average net assets of the combined fund.
(d)	Reflects a decrease based on the surviving fund's transfer agent fee schedule and the number of shareholder accounts.
(e)	Reflects a decrease based on the combined asset level of the surviving fund.
(f)	Reflects a decrease based on the combined asset level and the combined number of shareholder accounts of the surviving fund.
(g)	Reflects a savings resulting from the elimination of duplicate fees of the individual funds.
(h)	Reflects a decrease since it is not anticipated that the combined surviving fund will require any fee waivers or reimbursements.

See Notes to Pro Forma Combining Financial Statements.

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Evergreen Large Cap Equity Fund
Notes to Pro Forma Combining Financial Statements (Unaudited)
September 30, 2006

1.	Basis of Combination

The Pro Forma Combining Statement of Assets and Liabilities, including the Pro Forma Schedule of Investments and the related Pro Forma Combining Statement of Operations (“Pro Forma Statements”), reflect the accounts of Evergreen Large Cap Equity Fund, Atlas Growth Opportunities Fund and Atlas Strategic Growth Fund (individually, the “Fund”) at September 30, 2006 and for the period then ended.

The Pro Forma Statements give effect to the proposed Agreement and Plan of Reorganization (the “Reorganization”) to be submitted to shareholders of Atlas Growth Opportunities Fund and Atlas Strategic Growth Fund. The Reorganization provides for the acquisition of all the assets and the identified liabilities of Atlas Growth Opportunities Fund and Atlas Strategic Growth Fund by Evergreen Large Cap Equity Fund, in a tax-free exchange for Class A shares of Evergreen Large Cap Equity Fund. Thereafter, there will be a distribution of Class A shares of Evergreen Large Cap Equity Fund to the shareholders of Atlas Growth Opportunities Fund and Atlas Strategic Growth Fund in liquidation and subsequent termination thereof. As a result of the Reorganization, the shareholders of Atlas Growth Opportunities Fund and Atlas Strategic Growth Fund will become the owners of that number of full and fractional Class A shares of Evergreen Large Cap Equity Fund having an aggregate net asset value equal to the aggregate net asset value of their respective shares in their Fund as of the close of business immediately prior to the date that Atlas Growth Opportunities Fund and Atlas Strategic Growth Fund are exchanged for Class A shares of Evergreen Large Cap Equity Fund.

The Pro Forma Statements reflect the expenses of each Fund in carrying out its obligations under the Reorganization as though the merger occurred at the beginning of the period presented.

The information contained herein is based on the experience of each Fund for the period then ended and is designed to permit shareholders of the consolidating mutual funds to evaluate the financial effect of the proposed Reorganization. The expenses of Atlas Growth Opportunities Fund and Atlas Strategic Growth Fund in connection with the Reorganization (including the cost of any proxy soliciting agents) will be borne by Evergreen Investment Management Company, LLC (“EIMC”). It is not anticipated that the securities of the combined portfolio will be sold in significant amounts in order to comply with the policies and investment practices of Evergreen Large Cap Equity Fund. As of September 30, 2006, securities held by Atlas Growth Opportunities Fund and Atlas Strategic Growth Fund would comply with the compliance guidelines and investment restrictions of Evergreen Large Cap Equity Fund.

After the Reorganization, Evergreen Large Cap Equity Fund will be the accounting and performance survivor. Evergreen Large Cap Equity Fund will be the accounting and performance survivor for each Fund that approves the Reorganization; however, the Reorganization of each of Atlas Growth Opportunities Fund and Atlas Strategic Growth Fund will proceed individually once each receives shareholder approval and is not dependent on the other Fund’s shareholder approval.

The Pro Forma Statements should be read in conjunction with the historical financial statements of each Fund incorporated by reference in the Statement of Additional Information.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that effect amounts reported herein. Actual results could differ from these estimates.

a.	Valuation of investments

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices. Foreign securities may be valued at fair value according to procedures approved by the Board of Trustees if the closing price is not reflective of current market prices due to trading or events occurring in the foreign markets between the close of the established exchange and the valuation time of the Fund. In addition, substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market. The value of foreign securities may be adjusted if such movements in the U.S. market exceed a specified threshold.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available or not reflective of current market value are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

b.	Futures contracts

In order to gain exposure to or protect against changes in security values, the Fund may buy and sell futures contracts. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts.

c.	Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

d.	Federal taxes

The Funds qualified as regulated investment companies and distribute all of their taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

Evergreen Large Cap Equity Fund, after giving effect to the Reorganization, intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

As of September 30, 2006, the capital loss carryforwards of Atlas Strategic Growth Fund would have been subject to annual limitations as a result of the Reorganization.   In addition, because of the annual limitation on capital loss carryforwards and the expiration date of such capital loss carryforwards, at least half of the capital loss carryforwards of Atlas Strategic Growth Fund are expected to be unavailable for use by Evergreen Large Cap Equity Fund. As of September 30, 2006 Evergreen Large Cap Equity Fund had significantly lower capital loss carryforwards as a percentage of net assets and was significantly greater in size than Atlas Strategic Growth Fund.   Therefore, if the Reorganization were to have taken place on September 30, 2006, the combined Atlas Strategic Growth and Evergreen Large Cap Equity Fund would have had capital loss carryforwards available to offset the combined fund’s future gains equal to only 7.2% of the net asset value of the combined fund, while as of that date, Atlas Strategic Growth Fund had capital loss carryforwards equal to 53.6% of the net asset value of the fund.

3.	Shares of Beneficial Interest

As a result of the Reorganization, Evergreen Large Cap Equity Fund would acquire the net assets of Atlas Growth Opportunities Fund and Atlas Strategic Growth Fund in a tax-free exchange for Class A shares of Evergreen Large Cap Equity Fund. The Pro Forma net asset values per share assume the issuance of 30,011,630 Class A shares of Evergreen Large Cap Equity Fund which would have been issued at September 30, 2006 in connection with the proposed Reorganization. The issuance of these shares to shareholders of Atlas Growth Opportunities Fund and Atlas Strategic Growth Fund would have resulted in 36,776,712 shares of Class A shares in the Pro Forma combined fund at September 30, 2006.

Each shareholder of Atlas Growth Opportunities Fund and Atlas Strategic Growth Fund would receive Class A shares of Evergreen Large Cap Equity Fund based on conversion ratios determined on September 30, 2006. The conversion ratios are calculated by dividing the net asset value per share of Atlas Growth Opportunities Fund and Atlas Strategic Growth Fund, individually, by the Class A net asset value per share of Evergreen Large Cap Equity Fund.

4.	Pro Forma Operations

The Pro Forma Combining Statement of Operations assumes similar rates of gross investment income for the investments of each Fund. Accordingly, the combined gross investment income is equal to the sum of each Fund’s gross investment income. Pro Forma operating expenses include the actual expenses of the Funds, adjusted to reflect the expected expenses of the combined entity. The combined pro forma expenses were calculated by determining the expense rates based on the combined average net assets of the three funds and applying those rates to the average net assets of Evergreen Large Cap Equity Fund for the twelve months ended September 30, 2006 and to the average net assets of Atlas Growth Opportunities Fund and Atlas Strategic Growth Fund for the twelve months ended September 30, 2006. The adjustments reflect those amounts needed to adjust the combined expenses to these rates.

5.	Financing Agreement

The Fund and certain other Evergreen funds share in an unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee on the unused balance, which is allocated pro rata. The credit facility is for $100 million with an annual commitment fee of 0.08%. Prior to July 3, 2006, the credit facility was for $150 million with an annual commitment fee of 0.09%.

6.	Regulatory Matters and Legal Proceedings

Since September 2003, governmental and self-regulatory authorities have instituted numerous ongoing investigations of various practices in the mutual fund industry, including investigations relating to revenue sharing, market-timing, late trading and record retention, among other things. The investigations cover investment advisors, distributors and transfer agents to mutual funds, as well as other firms. EIMC, Evergreen Investment Services, Inc. (“EIS”) and Evergreen Service Company, LLC (collectively, “Evergreen”) have received subpoenas and other requests for documents and testimony relating to these investigations, are endeavoring to comply with those requests, and are cooperating with the investigations. Evergreen is continuing its own internal review of policies, practices, procedures and personnel, and is taking remedial action where appropriate.

In connection with one of these investigations, on July 28, 2004, the staff of the Securities and Exchange Commission (“SEC”) informed Evergreen that the staff intends to recommend to the SEC that it institute an enforcement action against Evergreen. The SEC staff’s proposed allegations relate to (i) an arrangement pursuant to which a broker at one of EIMC’s affiliated broker-dealers had been authorized, apparently by an EIMC officer (who is no longer with EIMC), to engage in short-term trading, on behalf of a client, in Evergreen Mid Cap Growth Fund (formerly Evergreen Emerging Growth Fund and prior to that, known as Evergreen Small Company Growth Fund) during the period from December 2000 through April 2003, in excess of the limitations set forth in the funds’ prospectus, (ii) short-term trading from September 2001 through January 2003, by a former Evergreen portfolio manager of Evergreen Precious Metals Fund, a fund he managed at the time, (iii) the sufficiency of systems for monitoring exchanges and enforcing exchange limitations as stated in the fund’s prospectuses, and (iv) the adequacy of e-mail retention practices. In connection with the activity in Evergreen Mid Cap Growth Fund, EIMC reimbursed the fund $378,905, plus an additional $25,242, representing what EIMC calculated at that time to be the client’s net gain and the fees earned by EIMC and the expenses incurred by this fund on the client’s account. In connection with the activity in Evergreen Precious Metals Fund, EIMC reimbursed the fund $70,878, plus an additional $3,075, representing what EIMC calculated at that time to be the portfolio manager’s net gain and the fees earned by EIMC and expenses incurred by the fund on the portfolio manager’s account. Evergreen is currently engaged in discussions with the staff of the SEC concerning its recommendation.

The staff of the National Association of Securities Dealers (“NASD”) had notified EIS that it has made a preliminary determination to recommend that disciplinary action be brought against EIS for certain violations of the NASD’s rules. The recommendation relates principally to allegations that EIS (i) arranged for fund portfolio trades to be directed to broker-dealers (including Wachovia Securities, LLC, an affiliate of EIS) that sold Evergreen fund shares during the period of January 2001 to December 2003 and (ii) provided non-cash compensation by sponsoring offsite meetings attended by Wachovia Securities, LLC brokers during that period. EIS is cooperating with the NASD staff in its review of these matters.

Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties or injunctions regarding Evergreen, restitution to mutual fund shareholders and/or other financial penalties and structural changes in the governance or management of Evergreen’s mutual fund business. Any penalties or restitution will be paid by Evergreen and not by the Evergreen funds.

In addition, the Evergreen funds and EIMC and certain of its affiliates are involved in various legal actions, including private litigation and class action lawsuits. EIMC does not expect that any of such legal actions currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds or on EIMC’s ability to provide services to the Evergreen funds.

Although Evergreen believes that neither the foregoing investigations described above nor any pending or threatened legal actions will have a material adverse impact on the Evergreen funds, there can be no assurance that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses, or that they will not have other adverse consequences on the Evergreen funds.

Evergreen Municipal Bond Fund
Pro Forma Combining Financial Statements (unaudited)
Pro Forma Combining Schedule of Investments
May 31, 2006

These Pro Forma Financial Statements relate specifically to the proposed transfer of the assets and liabilities of Atlas National Municipal Bond Fund, a series of Atlas Funds, to Evergreen Municipal Bond Fund, a series of Evergreen Municipal Trust, in exchange for Class A shares (to be issued to holders of shares of each of Atlas National Municipal Bond Fund, of beneficial interest, $0.001 par value per share, of Evergreen Municipal Bond Fund). The period presented covers the period from June 1, 2005 through May 31, 2006 and reflects financial information assuming the merger takes place.

			Evergreen Municipal Bond Fund		Atlas National Municipal Bond Fund		Evergreen Municipal Bond Fund Pro Forma

Municipal Obligations 98.4%			Principal Amount	Value	Principal Amount	Value	Principal Amount	Value
Airport 2.9%
Alabama State Docks Dept., Docks Facs.	6.100%	10/1/2013			$ 1,000,000	$1,026,410	$ 1,000,000	$1,026,410
Allegheny Cnty., PA Arpt. Auth. RRB, Pittsburgh Intl. Arpt. Proj.	6.000%	1/1/2015	$2,495,000	$2,650,663			2,495,000	2,650,663
Alliance Arpt. Auth. Inc, Special Facs. RB, FedEx Proj.	4.850%	4/1/2021			1,000,000	987,340	1,000,000	987,340
Dallas-Fort Worth, TX Intl. Arpt. RRB, Ser. A	5.500%	11/1/2031			1,500,000	1,573,875	1,500,000	1,573,875
Dallas-Fort Worth, TX Intl. Arpt. RB, RITES-PA 1147R-A +	6.620%	5/1/2011	6,000,000	6,827,520			6,000,000	6,827,520
Dallas-Fort Worth, TX Intl. Arpt. RB, RITES-PA 1147R-B +	6.620%	5/1/2011	2,840,000	3,224,593			2,840,000	3,224,593
Denver, CO City & Cnty. Arpt. RB, Ser. B	5.000%	11/15/2033			1,000,000	1,023,080	1,000,000	1,023,080
Lee Cnty, FL Arpt. RB, Ser. A	5.875%	10/1/2019			2,000,000	2,142,280	2,000,000	2,142,280
Memphis-Shelby Cnty., TN Arpt. Auth. RB, Ser. A	5.500%	3/1/2016	5,000,000	5,257,150			5,000,000	5,257,150
Memphis-Shelby Cnty., TN Arpt. Auth. RB, Ser. A	5.500%	3/1/2017	2,005,000	2,108,117			2,005,000	2,108,117
Miami-Dade Cnty., FL Aviation RB, Miami Intl. Arpt.	5.750%	10/1/2020	2,000,000	2,158,020			2,000,000	2,158,020
Port of Seattle Washington RB, Ser. B	5.625%	2/1/2024			1,000,000	1,052,330	1,000,000	1,052,330

				22,226,063		7,805,315		30,031,378

Community Development District 2.4%
Arizona Watson Road Cmnty. Facs. Dist. Spl. Assmt. RB	5.750%	7/1/2022	4,000,000	3,983,160			4,000,000	3,983,160
Arizona Watson Road Cmnty. Facs. Dist. Spl. Assmt. RB	6.000%	7/1/2030	7,930,000	7,869,653			7,930,000	7,869,653
Frederick Cnty., MD Spl. Obl. RB, Urbana CDA	6.625%	7/1/2025	3,280,000	3,410,609			3,280,000	3,410,609
Henderson, NV Local Impt. Dist. RB	5.050%	9/1/2017	2,465,000	2,482,847			2,465,000	2,482,847
Henderson, NV Local Impt. Dist. RB	5.100%	9/1/2018	2,500,000	2,518,750			2,500,000	2,518,750
Henderson, NV Local Impt. Dist. RB	5.125%	9/1/2019	2,975,000	2,994,575			2,975,000	2,994,575
Henderson, NV Local Impt. Dist. RB	5.150%	9/1/2020	2,105,000	2,115,441			2,105,000	2,115,441

				25,375,035				25,375,035

Continuing Care Retirement Community 3.7%
Bexar Cnty., TX Hlth. Facs. Dev. Corp. RB, Army Retirement Residence Proj.	6.125%	7/1/2022	685,000	725,018			685,000	725,018
Erie Cnty., NY Indl. Dev. Agcy. RB, Orchard Park CCRC, Inc., Proj.	6.000%	11/15/2026	7,000,000	7,286,580			7,000,000	7,286,580
Erie Cnty., NY Indl. Dev. Agcy. RB, Orchard Park CCRC, Inc., Proj.	6.000%	11/15/2036	3,000,000	3,098,700			3,000,000	3,098,700
Goshen, IN RB, Greencroft Obl. Group, Ser. B	5.750%	8/15/2028	5,000,000	5,040,300			5,000,000	5,040,300
North Carolina Med. Care Commission Retirement Facs. RRB, First Mtge., United Methodist Retirement Homes, Ser. C	5.125%	10/1/2019	1,300,000	1,321,606			1,300,000	1,321,606
North Carolina Med. Care Commission Retirement Facs. RRB, First Mtge., United Methodist Retirement Homes, Ser. C	5.250%	10/1/2024	2,500,000	2,545,975			2,500,000	2,545,975
Tarrant Cnty., TX Cultural Ed. Facs. Fin. Corp. RB, Northwest Sr. Hsg. Edgemere Proj.	6.000%	11/15/2026	4,500,000	4,739,175			4,500,000	4,739,175
Tarrant Cnty., TX Cultural Ed. Facs. Fin. Corp. RB, Northwest Sr. Hsg. Edgemere Proj.	6.000%	11/15/2036	3,500,000	3,637,060			3,500,000	3,637,060
Vermont EDA RB, Wake Robin Corp. Proj., Ser. A	6.300%	3/1/2033	3,500,000	3,725,715			3,500,000	3,725,715
Winchester, VA IDA Hosp. RRB, Winchester Med. Ctr.	5.500%	1/1/2015	5,500,000	6,006,440			5,500,000	6,006,440

				38,126,569				38,126,569

Education 7.0%
Alegheny Cnty., PA Higher Ed. Bldg. Auth. RB, Duquesne Univ., Ser. B	5.000%	3/1/2019			1,510,000	1,588,444	1,510,000	1,588,444
Athens, GA Hsg. Auth. Student Hsg. Lease RB, Univ. of Georgia East Campus	5.250%	12/1/2020	1,315,000	1,380,632			1,315,000	1,380,632
Boulder Cnty., CO RB, Univ. Corp. For Atmospheric Research	5.000%	9/1/2027			1,880,000	1,928,522	1,880,000	1,928,522
Calcasieu Parish, LA Pub Trust Auth. RB, Student Lease	5.250%	5/1/2033			1,295,000	1,338,124	1,295,000	1,338,124
California Edl. Facs. Auth. RB, Santa Clara Univ.	5.000%	9/1/2023			1,000,000	1,071,930	1,000,000	1,071,930
Colorado Edl. & Cultural Facs. Auth. RB, Nashville Pub. Radio	5.500%	4/1/2011			410,000	438,807	410,000	438,807
Colorado Edl. & Cultural Facs. RB, Regis Univ. Proj.	5.000%	6/1/2024			1,695,000	1,729,714	1,695,000	1,729,714
Colorado Edl. & Cultural Facs. RB, Univ. of Denver Proj., Ser. B	5.250%	3/1/2023			2,000,000	2,144,940	2,000,000	2,144,940
Colorado Springs, CO RB, Colorado College Proj.	5.000%	6/1/2023			1,085,000	1,127,228	1,085,000	1,127,228
Conway, AR Pub. Facs. Bd. Capital Impt.	5.000%	10/1/2026			1,000,000	1,018,400	1,000,000	1,018,400
Curators University Sys. Facs. RB	5.000%	11/1/2021			1,000,000	1,038,860	1,000,000	1,038,860
Illinois Fin. Auth. RB, Ser. B	3.600%	VRDN			990,000	990,000	990,000	990,000
Latrobe, PA IDA College RB, St. Vincent College Proj.	5.350%	5/1/2015	1,165,000	1,205,414			1,165,000	1,205,414
Maryland Econ. Dev. Corp. Student Hsg. RRB, Univ. of Maryland College Park Proj.	5.000%	6/1/2024	3,020,000	3,143,005			3,020,000	3,143,005
Maryland State Hlth. & Higher Edl. Facs. Auth. RB, John Hopkins Univ., Ser. A	5.000%	7/1/2033			1,000,000	1,027,390	1,000,000	1,027,390
Massachusetts State Indl. Fin. Agcy. RB	5.650%	10/1/2018			500,000	529,715	500,000	529,715
Minnesota State Higher Ed. Facs. Auth RB, Univ. of State Thomas, Ser. 6-I	5.000%	4/1/2023			1,000,000	1,039,320	1,000,000	1,039,320
Missouri State Hlth. & Edl. Facs. Auth., Southwest Baptist Univ.	3.630%	VRDN			1,100,000	1,100,000	1,100,000	1,100,000
New Jersey EDA RB, Sch. Facs. Construction, Ser. G	5.000%	9/1/2015	13,975,000	14,713,998			13,975,000	14,713,998
Newberry Cnty., SC Sch. Dist., Investing in Tomorrow	5.000%	12/1/2030			1,000,000	995,800	1,000,000	995,800
North Carolina Facs. Fin. Agcy. RB, Duke Univ. Proj, Ser. A	5.125%	7/1/2042			2,000,000	2,048,720	2,000,000	2,048,720
Red River, TX Ed. Fin. Corp. RB, Hockaday Schl.	5.000%	5/15/2025			1,065,000	1,092,807	1,065,000	1,092,807
Rhode Island State Hlth. & Edl. Bldg. Corp. RB, Higher Edl. Facs., Salve Regina Univ.	5.125%	3/15/2032			1,500,000	1,529,115	1,500,000	1,529,115
Spartanburg Cnty., SC Sch. Dist. #1 RAN, Ser. B	5.250%	11/16/2006			2,000,000	2,018,732	2,000,000	2,018,732
St. Joseph Cnty., IN Edl. Facs. RB, Univ. of Notre Dame du Lac Proj.	6.500%	3/1/2026	1,640,000	2,063,579			1,640,000	2,063,579
Tennessee State Sch. Bond	3.530%	VRDN			5,000,000	5,000,000	5,000,000	5,000,000
University of Arkansas RB	5.000%	3/1/2025			1,000,000	1,043,860	1,000,000	1,043,860
University Of California RB, Multiple Purpose Projects, Ser. M	5.125%	9/1/2022			1,000,000	1,044,880	1,000,000	1,044,880
University of California RB, Ser. A	5.000%	5/15/2024	9,530,000	9,873,938			9,530,000	9,873,938
University of Colorado Enterprise Sys. RB	5.000%	6/1/2033			1,000,000	1,032,180	1,000,000	1,032,180
University of New Mexico RB, Hosp.Mtge	5.000%	7/1/2021	3,835,000	3,958,333			3,835,000	3,958,333
Virginia College Edl. Facs. RB, Hampton Univ. Proj.	5.000%	4/1/2018			1,300,000	1,324,557	1,300,000	1,324,557
Washington State Univ. RRB, Hsg. & Dining	5.000%	10/1/2019	1,000,000	1,037,070			1,000,000	1,037,070
Wisconsin State Hlth. & Edl. Facs. Auth., Alverno College	3.630%	VRDN			600,000	600,000	600,000	600,000
Wisconsin State Hlth. & Edl. Facs. Auth., Lutheran College	3.630%	VRDN			200,000	200,000	200,000	200,000

				37,375,969		36,042,045		73,418,014

Electric Revenue 2.1%
Anchorage, AK Elec. Util. RRB, Sr. Lien	8.000%	12/1/2010			985,000	1,149,416	985,000	1,149,416
Chaska, MN Elec. RB, Generating Facs., Ser. A	5.250%	10/1/2020			1,200,000	1,262,292	1,200,000	1,262,292
Long Island Power Auth. Elec. Sys. RB	5.000%	6/1/2008			1,500,000	1,537,635	1,500,000	1,537,635
Monroe Cnty., MI Econ. Dev. Corp. RRB, Detroit Edison Co., Ser. AA	6.950%	9/1/2022	10,000,000	12,790,900			10,000,000	12,790,900
North Carolina Eastern Muni. Power Agcy., Ser C	5.375%	1/1/2017			1,000,000	1,049,920	1,000,000	1,049,920
North Carolina Eastern Muni. Power Agcy., Ser D	5.125%	1/1/2023			500,000	513,030	500,000	513,030
North Carolina Eastern Muni. Power Agcy., Ser D	5.125%	1/1/2026			450,000	460,706	450,000	460,706
North Carolina Muni. Power Agcy., Ser. B	6.375%	1/1/2008			1,000,000	1,039,170	1,000,000	1,039,170
Salt River Proj. Agricultural Impt. & Power Dist., Ser. A	5.000%	1/1/2022			1,150,000	1,196,299	1,150,000	1,196,299
Sikeston, MO Elec. RRB	6.000%	6/1/2015	500,000	571,830			500,000	571,830
Washington State Pub. Power Supply, Ser. A	7.250%	7/1/2006			470,000	471,452	470,000	471,452
Washington State Pub. Power Supply, Ser. A	7.250%	7/1/2006			30,000	30,093	30,000	30,093

				13,362,730		8,710,013		22,072,743

General Obligation - Local 14.3%
A B C Unified Sch. Dist. California, Capital Appropriation, Ser. B	0.000%	8/1/2024			1,715,000	711,759	1,715,000	711,759
Adams Cnty., OH Valley Local Sch. Dist. GO, Adams & Highland Cnty.	7.000%	12/1/2015	2,000,000	2,359,580			2,000,000	2,359,580
Chicago, IL Metro. Water Recl. Dist., Greater Chicago Capital Impt.	7.250%	12/1/2012			1,500,000	1,786,350	1,500,000	1,786,350
Clark Cnty., NV Refunding GO #	4.750%	6/1/2021	10,000,000	10,240,000			10,000,000	10,240,000
Cook Cnty., IL GO	7.250%	11/1/2007			430,000	441,511	430,000	441,511
Detroit, MI Sch. Dist., Sch. Bldg. and Site Impt., Ser. A	5.500%	5/1/2015			1,000,000	1,095,960	1,000,000	1,095,960
District of Columbia Tax Increment GO, Gallery Place Proj.	5.500%	7/1/2019	1,665,000	1,786,545			1,665,000	1,786,545
El Paso Cnty., CO Sch. Dist. No. 11 GO	6.500%	12/1/2012	2,310,000	2,656,500			2,310,000	2,656,500
El Paso Cnty., CO Sch. Dist. No. 11 GO	7.100%	12/1/2013	2,000,000	2,400,340			2,000,000	2,400,340
El Paso Cnty., CO Sch. Dist. No. 20 GO	5.500%	12/15/2023			1,000,000	1,085,940	1,000,000	1,085,940
Fairfax Cnty., VA Refunding GO, Pub. Impt. Proj., Ser. B	5.000%	10/1/2016	5,060,000	5,395,022			5,060,000	5,395,022
Frederick Cnty., MD Refunding GO, Pub. Facs. Proj.	5.000%	8/1/2014	5,000,000	5,369,300			5,000,000	5,369,300
Jefferson Cnty. CO Sch. Dist. No. R-001, Ser. A	5.000%	12/15/2017			1,000,000	1,060,790	1,000,000	1,060,790
Kern, CA High Sch. Dist., Ser. 1990-C Election	6.250%	8/1/2010			545,000	599,211	545,000	599,211
King Cnty., WA Sch. Dist. No. 411 Issaquah Refunding GO	6.375%	12/1/2008	7,500,000	7,804,200			7,500,000	7,804,200
Lakota, OH Local Sch. Dist.	7.000%	12/1/2009			1,740,000	1,922,074	1,740,000	1,922,074
Larimer Cnty., CO Sch. Dist. No. 1 GO	7.000%	12/15/2016	2,250,000	2,749,725			2,250,000	2,749,725
Larimer Cnty., CO Sch. Dist. No. R-001 GO	5.500%	12/15/2023			1,000,000	1,101,700	1,000,000	1,101,700
Los Angeles, CA Refunding GO, Ser. B	5.000%	9/1/2019	7,450,000	7,861,538			7,450,000	7,861,538
Los Angeles, CA Unified Sch. Dist. GO, Ser. E	5.000%	7/1/2018	11,695,000	12,358,925			11,695,000	12,358,925
Maricopa Cnty., AZ Unified Sch. Dist. No. 69, Paradise Valley	6.350%	7/1/2010			600,000	658,434	600,000	658,434
Methuen, MA GO	5.625%	11/15/2015	500,000	514,690			500,000	514,690
Miami-Dade Cnty., FL Spl. Obl. Capital Appreciation and Income, Ser. B	0.000%	10/1/2035			1,000,000	877,360	1,000,000	877,360
Montgomery Cnty., MD Refunding GO, Ser. A	5.250%	11/1/2012	10,390,000	11,258,812			10,390,000	11,258,812
Napa Valley, CA Cmnty. College Dist. GO, Election of 2002, Ser. B	5.000%	8/1/2020	4,130,000	4,346,866			4,130,000	4,346,866
New York, NY GO, Ser. F	6.000%	8/1/2011			500,000	509,460	500,000	509,460
New York, NY GO, Ser. I	5.000%	8/1/2017	5,000,000	5,280,900			5,000,000	5,280,900
New York, NY GO, Ser. L, Prerefunded	5.750%	8/1/2012			240,000	248,160	240,000	248,160
New York, NY GO, Ser L, Unrefunded	5.750%	8/1/2012			260,000	267,743	260,000	267,743
New York, NY GO, Ser. G	5.000%	12/1/2021	10,000,000	10,314,300			10,000,000	10,314,300
New York, NY GO, Ser. K	5.000%	8/1/2021	5,000,000	5,166,800			5,000,000	5,166,800
New York, NY GO, Ser. H	5.000%	8/1/2019	10,000,000	10,481,900			10,000,000	10,481,900
New York, NY GO, Ser. G	5.000%	8/1/2020	5,000,000	5,189,950			5,000,000	5,189,950
Niagara Falls, NY GO, Pub. Impt. Proj.	7.500%	3/1/2014	500,000	613,270			500,000	613,270
North Orange Cnty., CA Cmnty. College Dist. GO	5.000%	8/1/2017	10,000,000	10,606,000			10,000,000	10,606,000
Pinal Cnty., AZ Unified Sch. Dist. #43, Apache Jct., Ser. A	6.800%	7/1/2009			425,000	462,213	425,000	462,213
Richland Cnty., SC Sch. Dist. #002, Ser. A	5.000%	4/1/2017			1,500,000	1,588,845	1,500,000	1,588,845
San Diego, CA Unified Sch. Dist. GO, Election of 1998, Ser. G	5.000%	7/1/2018	3,675,000	3,883,630			3,675,000	3,883,630
Seattle, WA GO	5.000%	8/1/2021			2,000,000	2,095,760	2,000,000	2,095,760
South Suburban Parks & Rec. Dist. Colorado	5.375%	9/15/2018			2,160,000	2,279,599	2,160,000	2,279,599
Worcester, MA GO, Muni. Purpose Loan, Ser. A	5.250%	8/1/2012	300,000	303,864			300,000	303,864
Yosemite, CA Cmnty. College Dist. GO, Election of 2004, Ser. A	5.000%	8/1/2020	1,415,000	1,489,302			1,415,000	1,489,302

				130,431,959		18,792,869		149,224,828

General Obligation - State 8.2%
California State GO	5.000%	10/1/2022			700,000	719,061	700,000	719,061
California State GO	5.000%	2/1/2032			500,000	508,610	500,000	508,610
California State GO	5.500%	11/1/2033			1,200,000	1,295,712	1,200,000	1,295,712
California State Econ. Recovery, Ser. A	5.000%	7/1/2016			1,000,000	1,054,970	1,000,000	1,054,970
Connecticut GO, Ser. D	5.000%	11/15/2013	8,000,000	8,561,760			8,000,000	8,561,760
Connecticut GO, Ser. A	5.000%	12/15/2015	5,000,000	5,365,300			5,000,000	5,365,300
Illinois GO	5.700%	7/1/2014	6,850,000	6,962,683			6,850,000	6,962,683
Illinois State GO	5.375%	5/1/2013			2,000,000	2,143,420	2,000,000	2,143,420
Maryland GO, Capital Impt. Proj., Ser. A	5.250%	2/15/2014	19,480,000	21,221,317			19,480,000	21,221,317
Mississippi Higher Ed. Student Loan, Ser. C	6.050%	9/1/2007			45,000	45,058	45,000	45,058
North Carolina GO, Pub. Impt. Proj., Ser A	5.250%	3/1/2014	10,000,000	10,890,000			10,000,000	10,890,000
North Carolina GO, Pub. Impt. Proj., Ser A	5.500%	3/1/2015	5,270,000	5,853,758			5,270,000	5,853,758
North Carolina Refunding GO, Ser. B	5.000%	4/1/2014	10,000,000	10,728,900			10,000,000	10,728,900
Pennsylvania State GO	5.000%	1/1/2018			2,500,000	2,646,250	2,500,000	2,646,250
Puerto Rico Cmnwlth. Pub. Impt., Ser. C	6.000%	7/1/2013			1,000,000	1,033,690	1,000,000	1,033,690
Puerto Rico Cmnwlth. Pub. Impt., Ser. A	5.500%	7/1/2014			500,000	550,985	500,000	550,985
Texas GO, Veteran's Hsg. Assistance Program, Ser. A	5.650%	12/1/2017	1,000,000	1,028,770			1,000,000	1,028,770
Washington GO, Ser. A	6.750%	2/1/2015	1,000,000	1,145,270			1,000,000	1,145,270
Washington GO, Ser. B & AT-7	6.400%	6/1/2017	3,750,000	4,359,825			3,750,000	4,359,825

				76,117,583		9,997,756		86,115,339

Hospital 13.9%
Chatham Cnty., GA Hosp. Auth. RB, Mem. Hlth. Med. Ctr., Ser. A	6.125%	1/1/2024			1,000,000	1,077,730	1,000,000	1,077,730
Colorado Hlth. Facs. Auth. RB, Evangelical Lutheran Proj.	5.250%	6/1/2023			1,000,000	1,027,090	1,000,000	1,027,090
Colorado Hlth. Facs. Auth. RB, Evangelical Lutheran Proj., Ser. A	5.250%	6/1/2034			1,300,000	1,326,195	1,300,000	1,326,195
Colorado Hlth. Facs. Auth. RB, Portercare Adventist Hlth. Sys. Hosp.	6.500%	11/15/2023	4,000,000	4,542,120			4,000,000	4,542,120
Colorado Hlth. Facs. Auth. RB, Vail Med. Ctr. Proj.	5.750%	1/15/2022			1,770,000	1,850,907	1,770,000	1,850,907
Connecticut State Hlth. & Edl. Facs. Auth. RB	5.125%	7/1/2027			2,700,000	2,777,733	2,700,000	2,777,733
Cuyahoga Cnty., OH RRB, Ser. A	5.500%	1/1/2029			1,000,000	1,051,990	1,000,000	1,051,990
Escambia Cnty. FL Hlth. Facs. Auth. RB, Ascention Hlth. Credit, Ser. A	5.250%	11/15/2011			1,000,000	1,059,350	1,000,000	1,059,350
Highlands Cnty., FL Hlth. Facs. Auth. RB, Adventist Hlth. Sys. Hosp., Ser. I	5.000%	11/15/2029	5,000,000	5,153,700			5,000,000	5,153,700
Huntsville, AL Hlth. Care Auth. RB, Ser. A	5.750%	6/1/2016	5,730,000	6,144,680			5,730,000	6,144,680
Illinois Hlth. Facs. Auth. RB, RITES-PA 848R-A +	6.700%	2/15/2013	1,340,000	1,520,230			1,340,000	1,520,230
Illinois Hlth. Facs. Auth. RB, RITES-PA 848R-B +	6.700%	2/15/2014	1,415,000	1,596,799			1,415,000	1,596,799
Illinois Hlth. Facs. Auth. RB, RITES-PA 848R-C +	6.700%	2/15/2015	865,000	979,388			865,000	979,388
Illinois Hlth. Facs. Auth. RB, RITES-PA 848R-D +	6.700%	2/15/2016	1,575,000	1,798,713			1,575,000	1,798,713
Jones Cnty., MS Hosp. RB, South Central Regional Med. Ctr.	5.500%	12/1/2017			250,000	253,562	250,000	253,562
Kent, MI Hosp. Fin. Auth. RB, Metro. Hosp. Proj., Ser. A	6.250%	7/1/2040	5,000,000	5,438,650			5,000,000	5,438,650
Kerrville, TX Hlth. Facs. Dev. Corp. Hosp. RB, Sid Peterson Mem. Hosp. Proj.	5.450%	8/15/2035	5,750,000	5,764,490			5,750,000	5,764,490
Lancaster Cnty., NE Hosp. Auth., Bryanlgh Med. Ctr.	3.580%	VRDN			900,000	900,000	900,000	900,000
Lorain Cnty., OH Hosp. RRB, Catholic Hlth. Care, Ser. A	5.750%	10/1/2018	5,000,000	5,367,700			5,000,000	5,367,700
Louisiana Pub. Facs. Auth. Hosp. RB, Franciscan Missionaries, Ser. B, SAVRS	3.700%	7/1/2030	15,300,000	15,300,000			15,300,000	15,300,000
Louisiana Pub. Facs. Auth. Hosp. RB, Franciscan Missionaries, Ser. C, SAVRS	3.650%	7/1/2030	13,375,000	13,375,000			13,375,000	13,375,000
Louisiana Pub. Facs. Auth. RRB, Pennington Med. Foundation Proj.	5.000%	7/1/2026	2,000,000	2,022,820			2,000,000	2,022,820
Marshall Cnty., AL Hlth. Care Auth. RB, Ser. A	5.750%	1/1/2015	1,350,000	1,437,466			1,350,000	1,437,466
Marshall Cnty., AL Hlth. Care Auth. RB, Ser. A	6.250%	1/1/2022	1,000,000	1,079,440			1,000,000	1,079,440
Marshall Cnty., AL Hlth. Care Auth. RB, Ser. A	5.750%	1/1/2032	1,050,000	1,093,659			1,050,000	1,093,659
Maryland Hlth. & Higher Edl. Facs. Auth. RB, Doctors' Cmnty. Hosp., Inc.	5.750%	7/1/2013	3,680,000	3,683,864			3,680,000	3,683,864
Medical Univ. of South Carolina Hosp. Auth. RRB, Hosp. Facs., Ser. A	5.250%	8/15/2021	2,625,000	2,775,255			2,625,000	2,775,255
Medical Univ. of South Carolina Hosp. Auth. RRB, Hosp. Facs., Ser. A	5.250%	8/15/2022	6,030,000	6,366,655			6,030,000	6,366,655
Medical Univ. of South Carolina Hosp. Auth. RRB, Hosp. Facs., Ser. A	5.250%	2/15/2023	3,125,000	3,297,281			3,125,000	3,297,281
Mississippi Hosp. Equipment and Facs. Auth. RB, Baptist Mem. Hosp., Ser. B-1	5.000%	9/1/2024			1,000,000	1,001,460	1,000,000	1,001,460
Monroe Cnty., PA Hosp. Auth. RB, Pocono Med. Ctr.	6.000%	1/1/2043			1,000,000	1,051,920	1,000,000	1,051,920
Montgomery Cnty., OH Hosp. RRB, Kettering Med. Ctr.	6.250%	4/1/2020	2,500,000	2,961,525			2,500,000	2,961,525
Orange Cnty., FL Hlth. Facs. Auth. RB, Adventist Hlth. Sys. Hosp.	5.250%	11/15/2018	2,000,000	2,095,220			2,000,000	2,095,220
Pulaski Cnty., AR Hosp. RB, Arkansas Children's Hosp. Proj.	5.000%	3/1/2035			1,000,000	1,022,690	1,000,000	1,022,690
Quincy, IL RB, Blessing Hosp. Proj.	6.000%	11/15/2018	4,950,000	4,954,752			4,950,000	4,954,752
St. Paul, MN Hsg. & Redev. Auth. Hosp. RB, Hlth.East Hosp. Proj.	6.000%	11/15/2030	3,980,000	4,279,973			3,980,000	4,279,973
St. Paul, MN Hsg. & Redev. Auth. Hosp. RB, Hlth.East Hosp. Proj.	6.000%	11/15/2035	5,000,000	5,369,450			5,000,000	5,369,450
Salina, KS Hosp. RB, Salina Regional Hlth. Ctr., Inc.	5.000%	10/1/2036			825,000	834,537	825,000	834,537
South Carolina Jobs EDA Hosp. Facs. RB, Palmetto Hlth., Proj. Ser. C	7.000%	8/1/2030	825,000	950,086			825,000	950,086
Steubenville, OH Hosp. RB, Facs. Funding and Impt., Trinity Hlth. Sys.	6.500%	10/1/2030			1,750,000	1,891,488	1,750,000	1,891,488
Washington Cnty., PA Hosp. Auth. RB, Monongahela Valley Hosp. Proj.	6.250%	6/1/2022	750,000	811,838			750,000	811,838
Wichita, KS Hosp. Facs. Impt. RRB, Ser. 11	6.750%	11/15/2019	5,000,000	5,417,450			5,000,000	5,417,450
Wisconsin Hlth. & Edl. Facs. Auth. RRB, Wheaton Franciscan Svcs.	6.250%	8/15/2022	7,500,000	8,175,225			7,500,000	8,175,225
Wisconsin Hlth. & Edl. Facs. Auth. RB, Fort Healthcare, Inc. Proj.	6.100%	5/1/2034	3,815,000	4,138,550			3,815,000	4,138,550

				127,891,979		17,126,652		145,018,631

Housing 4.1%
Aurora, CO Hsg. Auth. MHRB, 6th Ave. Proj., Ser. A	5.700%	12/1/2018	2,800,000	2,910,096			2,800,000	2,910,096
California Statewide CDA, Daughters of Charity Hlth. Sys.	5.250%	7/1/2025			1,000,000	1,023,530	1,000,000	1,023,530
California Statewide CDA, Thomas Jefferson Sch. of Law	4.875%	10/1/2031			500,000	486,630	500,000	486,630
Chicago Heights, IL Residential Mtge. RB ¤	0.000%	6/1/2009	150,000	120,900			150,000	120,900
Chicago, IL SFHRB, Ser. B	6.950%	9/1/2028	70,000	71,770			70,000	71,770
Clarence, NY HFA RB, Bristol Vlg. Proj.	6.000%	1/20/2044	2,685,000	2,934,195			2,685,000	2,934,195
Colorado HFA SFHRB, Sr. Ser. D-2	6.900%	4/1/2029	640,000	652,025			640,000	652,025
Colorado Hsg. Fin. Auth., SFHRB, Sr. Ser. A-1	7.400%	11/1/2027			35,000	35,841	35,000	35,841
Delaware Hsg. Auth. SFHRB, Ser. A	6.700%	1/1/2033	2,310,000	2,344,812			2,310,000	2,344,812
General Motors Acceptance Corp. Muni. Mtge. Trust, Ser. A-2 144A	4.800%	10/31/2040	3,500,000	3,451,560			3,500,000	3,451,560
General Motors Acceptance Corp. Muni. Mtge. Trust, Ser. C-1 144A	5.700%	10/31/2040	3,000,000	3,014,580			3,000,000	3,014,580
Georgia HFA SFHRB, Sub.-Ser. D-4	5.650%	6/1/2021	740,000	756,073			740,000	756,073
Idaho HFA SFHRB, Sr. Ser. D	6.300%	7/1/2025	1,155,000	1,199,964			1,155,000	1,199,964
Indiana HFA SFHRB, Ser. A-2	5.150%	7/1/2017	1,540,000	1,576,313			1,540,000	1,576,313
Maine HFA Mtge. Purchase RB, Ser. D-2	5.800%	11/15/2016	1,770,000	1,802,993			1,770,000	1,802,993
Massachusetts State Hsg. Fin. Agcy., Ser. F	5.125%	12/1/2034			100,000	100,391	100,000	100,391
Massachusetts Hsg. Fin. Agcy. SFHRB, Ser. 52	6.000%	6/1/2014	85,000	85,769			85,000	85,769
Minnesota Hsg. Fin. Agcy. SFHRB	6.000%	7/1/2022	3,200,000	3,248,736			3,200,000	3,248,736
Mississippi Home Corp. SFHRB, Ser. B	6.200%	6/1/2030	880,000	902,792			880,000	902,792
Missouri Hsg. Dev. Commission Mtge. SFHRB, Ser. B	6.250%	9/1/2015	65,000	65,311			65,000	65,311
Missouri Hsg. Dev. Commission Mtge. SFHRB, Ser. B	6.450%	9/1/2027	305,000	306,592			305,000	306,592
Missouri Hsg. Dev. Commission Mtge. SFHRB, Ser. A-2	6.300%	3/1/2030	20,000	20,514			20,000	20,514
Nevada Hsg. Div., SFHRB, Ser. C	6.600%	4/1/2014			10,000	10,076	10,000	10,076
New Hampshire HFA MHRB, Ser. I	5.500%	7/1/2017	5,940,000	6,133,525			5,940,000	6,133,525
Ohio Hsg. Fin. Agcy., MHRB	4.750%	10/20/2015			545,000	547,349	545,000	547,349
South Carolina Hsg. Fin. & Dev. Auth RB	6.350%	7/1/2019	1,385,000	1,450,621			1,385,000	1,450,621
Suffolk, VA Redev. & Hsg. Auth. MHRB, Hope Vlg. Apts. Proj.	5.100%	2/1/2014	1,075,000	1,106,422			1,075,000	1,106,422
Tennessee HDA RB, Homeownership Program	4.700%	7/1/2015	1,545,000	1,547,735			1,545,000	1,547,735
Tennessee HDA RB, Homeownership Program	5.000%	7/1/2034	4,495,000	4,585,574			4,495,000	4,585,574
Utah HFA SFHRB, Ser. C-2	5.750%	7/1/2021	105,000	109,150			105,000	109,150
Wyoming CDA Hsg. RB, Ser. 3	4.800%	6/1/2016	645,000	645,374			645,000	645,374

				41,043,396		2,203,817		43,247,213

Industrial Development Revenue 8.4%
Agua Caliente Band Cahuilla Indians RB	6.000%	7/1/2018			1,000,000	1,083,900	1,000,000	1,083,900
Alaska Indl. Dev. & Export Auth. RB, Lake Dorothy Hydro-Electric Proj.	5.250%	12/1/2021	3,000,000	3,083,550			3,000,000	3,083,550
Burke Cnty., GA Dev. Auth. PCRB, Vogtle Power Plant, Ser. 1994, SAVRS	3.750%	10/1/2032	16,730,000	16,730,000			16,730,000	16,730,000
Burke Cnty., GA Dev. Auth. PCRB, Vogtle Power Plant, Ser. 1995, SAVRS	3.750%	10/1/2032	13,700,000	13,700,000			13,700,000	13,700,000
Cass Cnty., TX IDA RB, Intl. Paper Co. Proj., Ser. A	6.250%	4/1/2021	3,965,000	4,089,977			3,965,000	4,089,977
Castle Rock, CO Golf Enterprise RB	5.100%	12/1/2022			1,000,000	1,007,640	1,000,000	1,007,640
Chelan Cnty., WA Dev. Corp. PCRRB, Alcoa, Inc. Proj.	5.850%	12/1/2031	7,500,000	7,646,550			7,500,000	7,646,550
Chesterfield Cnty., VA IDA, Waste Mgt. Virginia, Inc. Proj.	5.875%	6/1/2017			1,500,000	1,621,815	1,500,000	1,621,815
Dickinson Cnty., MI Econ. Dev. Corp. RRB, Intl. Paper Co. Proj., Ser. A	5.750%	6/1/2016	4,050,000	4,301,586			4,050,000	4,301,586
Eastern Connecticut Resource Recovery Auth. Solid Waste RB, Wheelabrator Lisbon, Inc. Proj., Ser. A	5.500%	1/1/2014	7,000,000	7,037,100			7,000,000	7,037,100
Eastern Connecticut Resource Recovery Auth. Solid Waste RB, Wheelabrator Lisbon, Inc. Proj., Ser. A	5.500%	1/1/2015	5,000,000	5,058,250			5,000,000	5,058,250
Indiana Dev. Fin. Auth. RB, Waste Mgmt., Inc. Proj.	4.700%	10/1/2031	3,000,000	2,974,110			3,000,000	2,974,110
Indianapolis, IN Arpt. Auth. Spl. Facs. RRB, FedEx Proj.	5.100%	1/15/2017	10,000,000	10,295,500			10,000,000	10,295,500
Lehigh Cnty., PN IDRB, Pollution Control, PPL Elec. Util. Corp.	4.750%	2/15/2027			500,000	499,310	500,000	499,310
Monroe Cnty., GA PCRB, Oglethorpe Power Corp., Ser. A	6.750%	1/1/2010	1,000,000	1,089,870			1,000,000	1,089,870
New Hampshire State Business Fin. Auth., PCRB	5.375%	5/1/2014			1,300,000	1,351,558	1,300,000	1,351,558
Port Arthur, TX Navigation Dist.	3.580%	VRDN			200,000	200,000	200,000	200,000
Puerto Rico Pub. Bldgs. Auth. RRB, Ser. D	5.250%	7/1/2027			730,000	781,662	730,000	781,662
Puerto Rico Pub. Bldgs. Auth. RB, Ser. D	5.250%	7/1/2027			270,000	276,906	270,000	276,906
Sabine River Auth. Texas PCRB, TXU Energy Co., LLC, Ser. C	5.200%	5/1/2028			1,000,000	1,017,840	1,000,000	1,017,840
Selma, AL Indl. Dev. Board Env. Impt. RB, Intl. Paper Co. Proj., Ser. B	6.700%	3/1/2024	2,000,000	2,149,820			2,000,000	2,149,820
Superior, WI Ltd. Obl. RB, Midwest Energy Res., Ser. E	6.900%	8/1/2021			500,000	635,560	500,000	635,560
Tallassee, AL IDRRB, Dow United Technologies Corp., Ser. B	6.100%	8/1/2014			1,000,000	1,023,910	1,000,000	1,023,910

				78,156,313		9,500,101		87,656,414

Lease 1.0%
Charlotte, NC COP, Refunding, Convention Facs. Proj.	5.000%	12/1/2021	2,485,000	2,586,040			2,485,000	2,586,040
Charlotte, NC COP, Refunding, Convention Facs. Proj.	5.000%	12/1/2022	2,610,000	2,712,025			2,610,000	2,712,025
Collier Cnty., FL Sch. Brd. COP	5.250%	2/15/2021			1,000,000	1,093,530	1,000,000	1,093,530
Newberry Cnty., SC Sch. Dist. RB, Newberry Investing in Children's Ed. Proj.	5.250%	12/1/2025	2,000,000	2,056,020			2,000,000	2,056,020
Pima Cnty., AZ IDA RRB, Lease Obl., Ser. A	7.250%	7/15/2010	645,000	647,180			645,000	647,180
University of Colorado COP, Master Lease Purch. Agreement., Ser. A	5.000%	6/1/2033			1,000,000	1,020,110	1,000,000	1,020,110

				8,001,265		2,113,640		10,114,905

Miscellaneous Revenue 2.2%
Franklin, WI Solid Waste Disp. RB, Waste Mgmt., Inc. Proj.	4.950%	4/1/2016	10,000,000	10,018,600			10,000,000	10,018,600
Lower Colorado River Auth. Texas RB, Transmission Contract	5.000%	5/15/2025			1,000,000	1,023,300	1,000,000	1,023,300
MuniMae Tax-Exempt Bond Subsidiary, LLC RB, Ser. B-3 144A	5.300%	11/4/2049	2,000,000	2,005,840			2,000,000	2,005,840
New York Urban Dev. Corp. RB, Sub.-Lien	5.500%	7/1/2016	10,000,000	10,211,600			10,000,000	10,211,600

				22,236,040		1,023,300		23,259,340

Port Authority 0.1%
Port Auth. of New York & New Jersey RB, Ser. 119	5.875%	9/15/2015	1,500,000	1,523,445			1,500,000	1,523,445

Pre-Refunded 5.4%
Jacksonville, FL Trans. Auth. GO	9.200%	1/1/2015	3,580,000	4,626,470			3,580,000	4,626,470
Medical Univ. of South Carolina Hosp. Auth. RRB, Hosp. Facs., Ser. A	6.250%	8/15/2014	2,765,000	3,125,584			2,765,000	3,125,584
Medical Univ. of South Carolina Hosp. Auth. RRB, Hosp. Facs., Ser. A	6.250%	8/15/2022	5,000,000	5,652,050			5,000,000	5,652,050
Medical Univ. of South Carolina Hosp. Auth. RRB, Hosp. Facs., Ser. A	6.375%	8/15/2027	3,000,000	3,411,720			3,000,000	3,411,720
Medical Univ. of South Carolina Hosp. Auth. RRB, Hosp. Facs., Ser. A	6.500%	8/15/2032	5,000,000	5,720,400			5,000,000	5,720,400
Metropolitan Trans. Auth. RB, New York Svcs. Contract, Ser. 7	5.625%	7/1/2016	11,600,000	11,619,952			11,600,000	11,619,952
New Jersey EDA RB, Sch. Facs. Construction, Ser. I	5.000%	9/1/2021	6,595,000	7,065,157			6,595,000	7,065,157
New Jersey EDA RB, Sch. Facs. Construction, Ser. F	5.250%	6/15/2022	5,445,000	5,897,752			5,445,000	5,897,752
South Carolina Jobs EDA Hosp. Facs. RRB, Palmetto Hlth., Ser. C	7.000%	8/1/2030	6,675,000	7,882,841			6,675,000	7,882,841
Stillwater, OK Med. Ctr. Auth. RB, Ser. B	6.350%	5/15/2012	930,000	969,162			930,000	969,162

				55,971,088				55,971,088

Public Facilities 0.2%
Fulton Cnty., GA Facs. Corp. COP, Pub. Purpose Proj.	6.000%	11/1/2014	2,000,000	2,193,360			2,000,000	2,193,360

Recreation 0.5%
Columbia, SC COP, Tourism Dev. Fee	5.250%	6/1/2020	2,560,000	2,688,307			2,560,000	2,688,307
Garden State, Preservation Tr. of New Jersey, Open Space and Farmland 2005, Ser. A	5.800%	11/1/2019			1,000,000	1,130,320	1,000,000	1,130,320
Garden State, Preservation Tr. of New Jersey, Open Space and Farmland 2005, Ser. A	5.800%	11/1/2023			1,000,000	1,132,330	1,000,000	1,132,330

				2,688,307		2,262,650		4,950,957

Resource Recovery 0.4%
Amelia Cnty., VA IDA Solid Waste Disposal RRB, Waste Mgmt., Inc. Proj.	4.050%	4/1/2027	4,000,000	3,990,000			4,000,000	3,990,000

Sales Tax 4.4%
California State GO	5.000%	7/1/2017			1,500,000	1,584,585	1,500,000	1,584,585
Jefferson Cnty., AL Ltd. Obl. Sch. Dist. RB, Ser. A	5.250%	1/1/2017	11,565,000	12,200,265			11,565,000	12,200,265
Jefferson Cnty., AL Ltd. Obl. Sch. Dist. RB, Ser. A	5.250%	1/1/2020	6,000,000	6,294,060			6,000,000	6,294,060
Jefferson Cnty., AL Ltd. Obl. Reserve Bond Warrants, Ser. A	5.000%	1/1/2024			1,000,000	1,022,750	1,000,000	1,022,750
Orange Cnty., FL Sales Tax RB, Ser. A	5.125%	1/1/2021			2,200,000	2,304,918	2,200,000	2,304,918
Puerto Rico Cmnwlth., Pub. Impt., Ser. A	5.500%	7/1/2018			2,000,000	2,226,260	2,000,000	2,226,260
Regional Trans. Dist. Colorado Sales Tax RB	5.000%	11/1/2020			1,000,000	1,050,540	1,000,000	1,050,540
Sales Tax Asset Rec. Corp., Ser. A f	5.000%	10/15/2032			1,000,000	1,035,920	1,000,000	1,035,920
Town Ctr. Impt. Dist., Texas Sales & Hotel Occupancy Tax RB	5.500%	3/1/2014	5,000	5,350			5,000	5,350
Town Ctr. Impt. Dist., Texas Sales & Hotel Occupancy Tax RB	5.500%	3/1/2016	5,000	5,354			5,000	5,354
Town Ctr. Impt. Dist., Texas Sales & Hotel Occupancy Tax RB	5.625%	3/1/2017	5,000	5,363			5,000	5,363
Town Ctr. Impt. Dist., Texas Sales & Hotel Occupancy Tax RB, RITES-PA 884A +	6.700%	3/1/2014	910,000	1,037,236			910,000	1,037,236
Town Ctr. Impt. Dist., Texas Sales & Hotel Occupancy Tax RB, RITES-PA 884B +	6.700%	3/1/2015	865,000	985,944			865,000	985,944
Town Ctr. Impt. Dist., Texas Sales & Hotel Occupancy Tax RB, RITES-PA 884C +	6.700%	3/1/2016	1,015,000	1,158,744			1,015,000	1,158,744
Town Ctr. Impt. Dist., Texas Sales & Hotel Occupancy Tax RB, RITES-PA 884D +	6.950%	3/1/2017	1,075,000	1,231,069			1,075,000	1,231,069
Town Ctr. Impt. Dist., Texas Sales & Hotel Occupancy Tax RB, RITES-PA 884E +	6.950%	3/1/2018	1,140,000	1,305,505			1,140,000	1,305,505
Wyandotte Cnty. & Kansas City, KS United Govt. Spl. Obl. RRB, Sales Tax, Second Lien, Area B	5.000%	12/1/2020	12,000,000	12,282,600			12,000,000	12,282,600

				36,511,490		9,224,973		45,736,463

Solid Waste 0.4%
Harrison Cnty., WV Solid Waste Disposal RB	6.750%	8/1/2024	2,000,000	2,009,620			2,000,000	2,009,620
Spokane, WA Regl. Solid Waste RRB	6.500%	1/1/2011	2,000,000	2,206,540			2,000,000	2,206,540

				4,216,160				4,216,160

Special Tax 2.1%
Augusta, GA Water & Sewer RB	5.250%	10/1/2039			1,000,000	1,050,870	1,000,000	1,050,870
Colorado Edl. & Cultural Facs. Auth RB, Nashville Pub. Radio	5.875%	4/1/2022			1,000,000	1,097,450	1,000,000	1,097,450
District of Columbia HFA SFHRB, Ser. B	5.850%	12/1/2018	660,000	670,151			660,000	670,151
Louisiana Citizens Property Insurance Corp. Assmt. RB, Ser. B	5.250%	6/1/2014	3,000,000	3,219,120			3,000,000	3,219,120
Metropolitan Pier & Expo. Auth., IL Dedicated State Tax RB, McCormick Place Expansion Proj., Capital Appropriation	0.000%	6/15/2029			4,000,000	1,308,320	4,000,000	1,308,320
Missouri Env. Impt. & Energy Resource Auth. PCRB, Revolving Fund, Ser. B	7.200%	7/1/2016	250,000	250,835			250,000	250,835
Texas State Tax RAN	4.500%	8/31/2006			4,000,000	4,014,307	4,000,000	4,014,307
New York City, NY TFA RB, Future Tax Secured, Ser. B	5.000%	5/1/2030			1,000,000	1,024,760	1,000,000	1,024,760
New York, NY TFA RRB, Sub.-Ser. A-2	5.000%	11/1/2018	9,000,000	9,504,720			9,000,000	9,504,720

				13,644,826		8,495,707		22,140,533

Student Loan 0.4%
Massachusetts Ed. Fin. Auth. Loan RB, Ser. E	5.300%	1/1/2016	1,445,000	1,463,294			1,445,000	1,463,294
Missouri Higher Ed. Student Loan RB, Sub.-Ser. F	6.750%	2/15/2009	1,000,000	1,002,810			1,000,000	1,002,810
NEBHELP, Inc., Nebraska RB, Jr. Sub.-Ser. A-6	6.400%	6/1/2013	785,000	793,454			785,000	793,454
Texas GO, College Student Loan	5.250%	8/1/2013	1,225,000	1,302,653			1,225,000	1,302,653

				4,562,211				4,562,211

Tobacco Revenue 1.3%
Tobacco Settlement Fin. Corp. of New York, Ser. C-1	5.500%	6/1/2021	10,000,000	10,731,300			10,000,000	10,731,300
Tobacco Settlement Fin. Corp. of New York, Ser. C-1	5.500%	6/1/2022	3,000,000	3,217,500			3,000,000	3,217,500

				13,948,800				13,948,800

Transportation 7.9%
Colorado Dept. of Trans. RAN, Ser. A	5.250%	6/15/2010			1,000,000	1,057,640	1,000,000	1,057,640
E-470 Pub. Hwy. Auth. Colorado RB, Capital Appreciation, Sr. Ser. B	0.000%	9/1/2021			2,000,000	963,040	2,000,000	963,040
E-470 Pub. Hwy. Auth. Colorado RB, Capital Appreciation, Ser. C	0.000%	9/1/2017			1,900,000	1,546,790	1,900,000	1,546,790
Florida Port Fin. Commission RB, Trans. Intermodal Program	5.750%	10/1/2014	4,185,000	4,422,331			4,185,000	4,422,331
Georgia Road & Thruway Auth. RB	5.000%	10/1/2018	5,000,000	5,278,050			5,000,000	5,278,050
Jacksonville, FL Econ. Dev. Commission IDRB, Metro. Parking Solutions Proj.	5.750%	10/1/2024	5,000,000	5,338,850			5,000,000	5,338,850
Jacksonville, FL Econ. Dev. Commission IDRB, Metro. Parking Solutions Proj.	5.875%	6/1/2025	5,000,000	5,413,050			5,000,000	5,413,050
Massachusetts Bay Trans. Auth. Gen. Trans. Sys. RRB, Ser. B	6.200%	3/1/2016	2,125,000	2,405,033			2,125,000	2,405,033
Metropolitan Atlanta, GA Rapid Transit Auth. Sales Tax RRB, Ser. P	6.250%	7/1/2011	5,155,000	5,637,199			5,155,000	5,637,199
Metropolitan Trans. Auth. New York, Service Contract, Ser. A	5.750%	1/1/2018			1,000,000	1,126,290	1,000,000	1,126,290
Metropolitan Trans. Auth. New York, Service Contract, Ser. A	5.100%	1/1/2021			1,110,000	1,154,300	1,110,000	1,154,300
Metropolitan Trans. Auth. New York, Service Contract, Ser. A	5.125%	1/1/2029			1,000,000	1,033,260	1,000,000	1,033,260
Metropolitan Trans. Auth. New York RB, Trans. Facs., Ser. 8	5.375%	7/1/2021			1,000,000	1,094,370	1,000,000	1,094,370
New Jersey TTFA RRB, Trans. Sys., Ser. B	5.250%	12/15/2017	5,000,000	5,376,900			5,000,000	5,376,900
New York State Thruway Auth. RB, Ser. G	5.250%	1/1/2027			2,000,000	2,133,800	2,000,000	2,133,800
New York Thruway Auth. Hwy. & Bridge Trust Fund RB, Ser. B-2	5.000%	4/1/2016	10,000,000	10,654,000			10,000,000	10,654,000
New York Thruway Auth. Hwy. & Bridge Trust Fund RB, Ser. B-2	5.000%	4/1/2017	13,215,000	14,021,511			13,215,000	14,021,511
New York Thruway Auth. Hwy. & Bridge Trust Fund RB	5.000%	4/1/2017			205,000	211,357	205,000	211,357
New York Thruway Auth. Hwy. & Bridge Trust Fund RB	5.000%	4/1/2017			795,000	818,119	795,000	818,119
Orlando & Orange Cnty., FL Expressway Auth. RB, Jr. Lien	8.250%	7/1/2015	2,960,000	3,861,823			2,960,000	3,861,823
Port Seattle, WA RB, Ser. B	5.750%	2/1/2018	8,000,000	8,456,400			8,000,000	8,456,400

				70,865,147		11,138,966		82,004,113

Water & Sewer 5.1%
Alaska Energy Auth. Util. RB	6.600%	7/1/2015	15,000,000	17,745,000			15,000,000	17,745,000
Brownsville, TX Util. Sys. RRB	6.250%	9/1/2014	3,750,000	4,171,013			3,750,000	4,171,013
California State Dept. Water Res. Power Supply RB	5.375%	5/1/2022			1,000,000	1,093,890	1,000,000	1,093,890
Charles City Cnty., VA IDA PCRB, Virginia Elec. & Power, Co.	4.875%	2/1/2009			1,000,000	1,018,070	1,000,000	1,018,070
Colorado Springs, CO Utils. Sys. RB, Sub.-Lien Impt., Ser. A	5.000%	11/15/2033			1,000,000	1,023,080	1,000,000	1,023,080
Connecticut Dev. Auth. Water Facs. RB	6.150%	4/1/2035	1,000,000	1,037,610			1,000,000	1,037,610
Detroit, MI Sewer Disp. RB, Sr. Lien, Ser. A	5.000%	7/1/2023			3,000,000	3,108,360	3,000,000	3,108,360
Foothil/Eastern Corridor Agcy, Toll Road RB	5.750%	1/15/2040			2,000,000	2,071,780	2,000,000	2,071,780
Harrison Cnty., MS Wastewater Treatment Mgmt. Dist. RRB, Wastewater Treatment Facs., Ser. A	8.500%	2/1/2013	1,000,000	1,245,510			1,000,000	1,245,510
Massachusetts Water Pollution Abatement Trust RB, Pool Program, Ser. 9	5.250%	8/1/2028	9,000,000	9,476,640			9,000,000	9,476,640
New York City, NY Muni. Water Fin. Auth, Water & Sewer Systems RRB, Ser. B	6.000%	6/15/2033			625,000	683,900	625,000	683,900
New York City, NY Muni. Water Fin. Auth, Water & Sewer Systems RB, Ser. B	6.000%	6/15/2033			375,000	408,278	375,000	408,278
New York Env. Facs. Corp. PCRB, Ser. E	6.875%	6/15/2010	545,000	545,000			545,000	545,000
New York Env. Facs. Corp. PCRB	5.875%	6/15/2014	445,000	466,302			445,000	466,302
Phoenix, AZ Civic Impt. Corp., Water Sys. RB	5.250%	7/1/2018			1,000,000	1,094,690	1,000,000	1,094,690
Pueto Rico Cmnwlth. Infrastructure Fin. Auth., Ser. A	5.500%	10/1/2032			1,000,000	1,066,270	1,000,000	1,066,270
Tucson, AZ Water RB	5.500%	7/1/2017			2,250,000	2,454,840	2,250,000	2,454,840
Turlock, CA Irrigation Dist. RRB, Ser. A	6.250%	1/1/2012	3,005,000	3,261,807			3,005,000	3,261,807
Yavapai Cnty., AZ IDRB, Waste Mgt., Inc., Ser. A-1	4.900%	3/1/2028			1,000,000	974,850	1,000,000	974,850

				37,948,882		14,998,008		52,946,890

Total Long-Term Investments (cost $851,015,185, $155,660,934 and $1,006,676,119, respectively)				868,408,617		159,435,812		1,027,844,429

Short-Term Investments 1.2%
Mutual Fund Shares	Shares	Value	Shares	Value	Shares	Value

Evergreen Institutional Municipal Money Market Fund ø ##	12,465,232	12,465,232		0		12,465,232

Total Short-Term Investments (cost $12,465,232, $0 and $12,465,232, respectively)		12,465,232		0		12,465,232

Total Investments (cost $863,480,417, $155,660,934 and $1,019,141,351, respectively) 99.6%		880,873,849		159,435,812		1,040,309,661
Other Assets and Liabilities 0.4%		2,344,692		1,964,682		4,309,374

Net Assets 100.0%		$883,218,541		$161,400,494		$1,044,619,035

VRDN

Variable Rate Demand Note security which is payable on demand within seven calendar days after notice is given by the Fund to the issuer or other parties not affiliated with the issuer. Interest rates are determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. Interest rates presented for these securities are those in effect at May 31, 2006.

+	Inverse floating rate security
#	When-issued or delayed delivery security
¤

Security issued in zero coupon form with no periodic interest payments but is acquired at a discount that results in a current yield to maturity. An effective interest rate is applied to recognize interest income daily for the bond. This rate is based on total expected income to be earned over the life of the bond from amortization of discount at acquisition.

144A

Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees.

f	All or a portion of the principal amount of this security was pledged to cover initial margin requirements for open futures contracts.
ø	Evergreen Investment Management Company, LLC is the investment advisor to the Evergreen Municipal Bond Fund and the money market fund.
##	All or a portion of this security has been segregated for when-issued or delayed delivery securities.

Summary of Abbreviations
CDA	Community Development Authority
COP	Certificates of Participation
EDA	Economic Development Authority
GO	General Obligation
HDA	Housing Development Authority
HFA	Housing Finance Authority
IDA	Industrial Development Authority
IDRB	Industrial Development Revenue Bond
IDRRB	Industrial Development Refunding Revenue Bond
MHRB	Multifamily Housing Revenue Bond
PCRB	Pollution Control Revenue Bond
PCRRB	Pollution Control Refunding Revenue Bond
RAN	Revenue Anticipation Note
RB	Revenue Bond
RITES	Residual Interest Tax-Exempt Security
RRB	Refunding Revenue Bond
SAVRS	Select Auction Variable Rate Securities
SFHRB	Single Family Housing Revenue Bond
TFA	Transitional Finance Authority
TTFA	Transportation Trust Fund Authority

At May 31, 2006, the Atlas National Municipal Bond Fund had open short futures contracts as follows:

Expiration	Contracts	Initial Contract Amount	Value at May 31, 2006	Unrealized Gain

September 2006	18 U.S. Long Bond (CBT)	$ 1,917,844	$ 1,911,938	$ 5,906

See Notes to Pro Forma Combining Financial Statements

Evergreen Municipal Bond Fund Pro Forma Combining Financial Statements (unaudited) Pro Forma Combining Statement of Assets and Liabilities May 31, 2006

	Evergreen Municipal Bond Fund	Atlas National Municipal Bond Fund	Adjustments		Evergreen Municipal Bond Fund Pro Forma

Assets
Investments in securities, at value
(cost $851,015,185, $155,660,934 and $1,006,676,119, respectively)	$868,408,617	$159,435,812			$1,027,844,429
Investments in affiliate, at value (cost $12,465,232, $0 and $12,465,232, respectively)	12,465,232	0			12,465,232

Total investments	880,873,849	159,435,812			1,040,309,661
Receivable for Fund shares sold	1,974,759	253,196			2,227,955
Interest receivable	12,626,446	2,424,674			15,051,120
Receivable for daily variation margin on open futures contracts	0	5,625			5,625
Receivable from investment advisor	12,355	0			12,355
Prepaid expenses and other assets	232,096	1,048			233,144

Total assets	895,719,505	162,120,355			1,057,839,860

Liabilities
Dividends payable	1,676,749	464,469			2,141,218
Payable for securities purchased	10,186,300	0			10,186,300
Payable for Fund shares redeemed	508,335	55,554			563,889
Due to custodian bank	0	33,817			33,817
Advisory fee payable	0	75,526			75,526
Distribution Plan expenses payable	0	34,330			34,330
Due to other related parties	2,499	969			3,468
Accrued expenses and other liabilities	127,081	55,196			182,277

Total liabilities	12,500,964	719,861			13,220,825

Net assets	$883,218,541	$161,400,494			$1,044,619,035

Net assets represented by
Paid-in capital	$880,993,336	$157,455,670			$1,038,449,006
Undistributed/(overdistributed) net investment income	(673,038)	44,428			(628,610)
Accumulated net realized losses on investments	(14,495,189)	(21,400)			(14,516,589)
Net unrealized gains on investments	17,393,432	3,921,796			21,315,228

Total net assets	$883,218,541	$161,400,494			$1,044,619,035

Class A Shares
Net assets	$639,030,541		$161,400,494	(a)	$800,431,035
Shares of beneficial interest outstanding (unlimited number of shares authorized)	86,298,739		21,796,376	(b)	108,095,115
Net asset value	$7.40		.		$7.40
Maximum offering price (based on sales charge of 4.75% and 4.75%, respectively)	$7.77				$7.77

Class B Shares
Net assets	$14,260,304				$14,260,304
Shares of beneficial interest outstanding (unlimited number of shares authorized)	1,926,092				1,926,092
Net asset value	$7.40				$7.40

Class C Shares
Net assets	$35,497,730				$35,497,730
Shares of beneficial interest outstanding (unlimited number of shares authorized)	4,794,510				4,794,510
Net asset value	$7.40				$7.40

Class I Shares
Net assets	$194,429,966				$194,429,966
Shares of beneficial interest outstanding (unlimited number of shares authorized)	26,260,562				26,260,562
Net asset value	$7.40				$7.40

Atlas Fund Shares
Net assets		$161,400,494	(161,400,494)	(a)
Shares of beneficial interest outstanding (unlimited number of shares authorized)		13,819,201	(13,819,201)	(b)
Net asset value		$11.68

(a) Reflects the merger of target fund assets into Class A of the surviving fund.
(b) Reflects the impact of converting shares of the target fund into shares of the surviving fund.

See Notes to Pro Forma Combining Financial Statements.

Evergreen Municipal Bond Fund Pro Forma Combining Financial Statements (unaudited) Pro Forma Combining Statement of Operations Year Ended May 31, 2006

	Evergreen Municipal Bond Fund	Atlas National Municipal Bond Fund	Adjustments		Evergreen Municipal Bond Fund Pro Forma

Investment income
Interest	$40,718,016	$6,843,541			$47,561,557
Income from affiliate	913,023	0			913,023

Total investment income	41,631,039	6,843,541			48,474,580

Expenses
Advisory fee	3,005,719	852,989	(459,660)	(a)	3,399,048
Distribution Plan expenses
Class A/Atlas Shares	1,987,969	387,722			2,375,691
Class B	161,378	0			161,378
Class C	370,066	0			370,066
Administrative services fee	884,089	0	154,221	(b)	1,038,310
Transfer agent fees	570,135	70,281	(22,868)	(c)	617,548
Trustees' fees and expenses	12,480	9,951	(7,779)	(d)	14,652
Printing and postage expenses	53,400	9,750	6,850	(e)	70,000
Custodian and accounting fees	269,148	105,703	(58,753)	(d)	316,098
Registration and filing fees	42,071	30,401	(25,082)	(f)	47,390
Professional fees	32,495	37,436	(22,840)	(f)	47,091
Other	3,586	6,677			10,263

Total expenses	7,392,536	1,510,910	(435,911)		8,467,535
Less: Expense reductions	(17,882)	-			(17,882)
Fee waivers and expense reimbursements	(302,796)	-			(302,796)

Net expenses	7,071,858	1,510,910	(435,911)		8,146,857

Net investment income	34,559,181	5,332,631	435,911		40,327,723

Net realized and unrealized gains or losses on investments
Net realized gains or losses on:
Securities	5,435,957	(41,359)			5,394,598
Futures contracts	0	10,642			10,642

Net realized gains or losses on investments	5,435,957	(30,717)	0		5,405,240
Net change in unrealized gains or losses on investments	(23,357,093)	(3,400,262)			(26,757,355)

Net realized and unrealized gains or losses on investments	(17,921,136)	(3,430,979)	0		(21,352,115)

Net increase in net assets resulting from operations	$16,638,045	$1,901,652	435,911		$18,975,608

(a)     Reflects a decrease based on the surviving fund's fee schedule and the average net assets of the combined fund.
(b)     Reflects an increase based on the surviving fund's fee schedule and the average net assets of the combined fund.
(c)     Reflects a decrease based on the surviving fund's transfer agent fee schedule and the number of shareholder accounts.
(d)     Reflects a decrease based on the combined assets level of the surviving fund.
(e)     Reflects an increase based on the number of shareholder accounts of the surviving fund.
(f)     Reflects a savings resulting from the elimination of duplicate fees of the individual funds.

See Notes to Pro Forma Combining Financial Statements.

Evergreen Municipal Bond Fund
Notes to Pro Forma Combining Financial Statements (Unaudited)
May 31, 2006

1.	Basis of Combination

The Pro Forma Combining Statement of Assets and Liabilities, including the Pro Forma Schedule of Investments and the related Pro Forma Combining Statement of Operations (“Pro Forma Statements”), reflect the accounts of Evergreen Municipal Bond Fund and Atlas National Municipal Bond Fund (individually, the “Fund”) at May 31, 2006 and for the period then ended.

The Pro Forma Statements give effect to the proposed Agreement and Plan of Reorganization (the “Reorganization”) to be submitted to shareholders of Atlas National Municipal Bond Fund. The Reorganization provides for the acquisition of all the assets and the identified liabilities of Atlas National Municipal Bond Fund by Evergreen Municipal Bond Fund, in a tax-free exchange for Class A shares of Evergreen Municipal Bond Fund. Thereafter, there will be a distribution of Class A shares of Evergreen Municipal Bond Fund to the shareholders of Atlas National Municipal Bond Fund in liquidation and subsequent termination thereof. As a result of the Reorganization, the shareholders of Atlas National Municipal Bond Fund will become the owners of that number of full and fractional Class A shares of Evergreen Municipal Bond Fund having an aggregate net asset value equal to the aggregate net asset value of their shares in their Fund as of the close of business immediately prior to the date that Atlas National Municipal Bond Fund are exchanged for Class A shares of Evergreen Municipal Bond Fund.

The Pro Forma Statements reflect the expenses of each Fund in carrying out its obligations under the Reorganization as though the merger occurred at the beginning of the period presented.

The information contained herein is based on the experience of each Fund for the period then ended and is designed to permit shareholders of the consolidating mutual funds to evaluate the financial effect of the proposed Reorganization. The expenses of Atlas National Municipal Bond Fund in connection with the Reorganization (including the cost of any proxy soliciting agents) will be borne by Evergreen Investment Management Company, LLC (“EIMC”). It is not anticipated that the securities of the combined portfolio will be sold in significant amounts in order to comply with the policies and investment practices of Evergreen Municipal Bond Fund. As of May 31, 2006, securities held by Atlas National Municipal Bond Fund would comply with the compliance guidelines and investment restrictions of Evergreen Municipal Bond Fund.

The Pro Forma Statements should be read in conjunction with the historical financial statements of each Fund incorporated by reference in the Statement of Additional Information.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that effect amounts reported herein. Actual results could differ from these estimates.

a.	Valuation of investments

Portfolio debt securities acquired with more than 60 days to maturity are valued at prices obtained from an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available or not reflective of current market value are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

b.	Futures contracts

In order to gain exposure to or protect against changes in security values, the Fund may buy and sell futures contracts. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts.

c.	Federal taxes

The Funds qualified as regulated investment companies and distribute all of their taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

Evergreen Municipal Bond Fund, after giving effect to the Reorganization, intends to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

3.	Shares of Beneficial Interest

As a result of the Reorganization, Evergreen Municipal Bond Fund would acquire the net assets of Atlas National Municipal Bond Fund in a tax-free exchange for Class A shares of Evergreen Municipal Bond Fund. The Pro Forma net asset values per share assume the issuance of 21,796,376 Class A shares of Evergreen Municipal Bond Fund which would have been issued at May 31, 2006 in connection with the proposed Reorganization. The issuance of these shares to shareholders of Atlas National Municipal Bond Fund resulted in 108,095,115 shares of Class A shares in the Pro Forma combined fund at May 31, 2006.

Shareholders of Atlas National Municipal Bond Fund would receive Class A shares of Evergreen Municipal Bond Fund based on a conversion ratio determined on May 31, 2006. The conversion ratio is calculated by dividing the net asset value per share of Atlas National Municipal Bond Fund by the Class A net asset value per share of Evergreen Municipal Bond Fund.

4.	Pro Forma Operations

The Pro Forma Combining Statement of Operations assumes similar rates of gross investment income for the investments of each Fund. Accordingly, the combined gross investment income is equal to the sum of each Fund’s gross investment income. Pro Forma operating expenses include the actual expenses of the Funds, adjusted to reflect the expected expenses of the combined entity. The combined pro forma expenses were calculated by determining the expense rates based on the combined average net assets of the two funds and applying those rates to the average net assets of Evergreen Municipal Bond Fund for the twelve months ended May 31, 2006 and to the average net assets of Atlas National Municipal Bond Fund for the twelve months ended May 31, 2006. The adjustments reflect those amounts needed to adjust the combined expenses to these rates.

5.	Regulatory Matters and Legal Proceedings

Since September 2003, governmental and self-regulatory authorities have instituted numerous ongoing investigations of various practices in the mutual fund industry, including investigations relating to revenue sharing, market-timing, late trading and record retention, among other things. The investigations cover investment advisors, distributors and transfer agents to mutual funds, as well as other firms. EIMC, Evergreen Investment Services, Inc. (“EIS”) and Evergreen Service Company, LLC (collectively, “Evergreen”) have received subpoenas and other requests for documents and testimony relating to these investigations, are endeavoring to comply with those requests, and are cooperating with the investigations. Evergreen is continuing its own internal review of policies, practices, procedures and personnel, and is taking remedial action where appropriate.

In connection with one of these investigations, on July 28, 2004, the staff of the Securities and Exchange Commission (“SEC”) informed Evergreen that the staff intends to recommend to the SEC that it institute an enforcement action against Evergreen. The SEC staff’s proposed allegations relate to (i) an arrangement pursuant to which a broker at one of EIMC’s affiliated broker-dealers had been authorized, apparently by an EIMC officer (who is no longer with EIMC), to engage in short-term trading, on behalf of a client, in Evergreen Mid Cap Growth Fund (formerly Evergreen Emerging Growth Fund and prior to that, known as Evergreen Small Company Growth Fund) during the period from December 2000 through April 2003, in excess of the limitations set forth in the funds’ prospectus, (ii) short-term trading from September 2001 through January 2003, by a former Evergreen portfolio manager of Evergreen Precious Metals Fund, a fund he managed at the time, (iii) the sufficiency of systems for monitoring exchanges and enforcing exchange limitations as stated in the fund’s prospectuses, and (iv) the adequacy of e-mail retention practices. In connection with the activity in Evergreen Mid Cap Growth Fund, EIMC reimbursed the fund $378,905, plus an additional $25,242, representing what EIMC calculated at that time to be the client’s net gain and the fees earned by EIMC and the expenses incurred by this fund on the client’s account. In connection with the activity in Evergreen Precious Metals Fund, EIMC reimbursed the fund $70,878, plus an additional $3,075, representing what EIMC calculated at that time to be the portfolio manager’s net gain and the fees earned by EIMC and expenses incurred by the fund on the portfolio manager’s account. Evergreen is currently engaged in discussions with the staff of the SEC concerning its recommendation.

The staff of the National Association of Securities Dealers (“NASD”) had notified EIS that it has made a preliminary determination to recommend that disciplinary action be brought against EIS for certain violations of the NASD’s rules. The recommendation relates principally to allegations that EIS (i) arranged for fund portfolio trades to be directed to broker-dealers (including Wachovia Securities, LLC, an affiliate of EIS) that sold Evergreen fund shares during the period of January 2001 to December 2003 and (ii) provided non-cash compensation by sponsoring offsite meetings attended by Wachovia Securities, LLC brokers during that period. EIS is cooperating with the NASD staff in its review of these matters.

Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties or injunctions regarding Evergreen, restitution to mutual fund shareholders and/or other financial penalties and structural changes in the governance or management of Evergreen’s mutual fund business. Any penalties or restitution will be paid by Evergreen and not by the Evergreen funds.

In addition, the Evergreen funds and EIMC and certain of its affiliates are involved in various legal actions, including private litigation and class action lawsuits. EIMC does not expect that any of such legal actions currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds or on EIMC’s ability to provide services to the Evergreen funds.

Although Evergreen believes that neither the foregoing investigations described above nor any pending or threatened legal actions will have a material adverse impact on the Evergreen funds, there can be no assurance that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses, or that they will not have other adverse consequences on the Evergreen funds.

Evergreen Small-Mid Growth Fund
Pro Forma Combining Financial Statements (unaudited)
Pro Forma Combining Schedule of Investments
September 30, 2006

These Pro Forma Financial Statements relate specifically to the proposed transfer of the assets and liabilities of Atlas Emerging Growth Fund, a series of Atlas Funds, to Evergreen Small-Mid Growth Fund, a series of Evergreen Equity Trust, in exchange for Class A shares (to be issued to holders of shares of each of Atlas Emerging Growth Fund, of beneficial interest, $0.001 par value per share, of Evergreen Small-Mid Growth Fund). The period presented covers the period from October 11, 2005 through September 30, 2006 and reflects financial information assuming the merger takes place.

	Evergreen Small-Mid Growth Fund		Atlas Emerging Growth Fund		Evergreen Small-Mid Growth Fund Pro Forma
COMMON STOCKS
CONSUMER DISCRETIONARY 15.1%
Auto Components 0.8%	Shares	Value	Shares	Value	Shares	Value

Autoliv, Inc.		$0	2,950	$162,575	2,950	$162,575
Tenneco, Inc. *		0	30,570	715,032	30,570	715,032

		0		877,607		877,607

Diversified Consumer Services 0.8%
ITT Educational Services, Inc. *	6,600	437,580		0	6,600	437,580
Strayer Education, Inc.	3,900	422,019		0	3,900	422,019

		859,599		0		859,599

Hotels, Restaurants & Leisure 4.9%
Bob Evans Farms		0	32,800	993,184	32,800	993,184
Domino's Pizza, Inc.		0	35,970	922,631	35,970	922,631
Jack in the Box, Inc. *		0	10,230	533,801	10,230	533,801
Panera Bread Co., Class A *	7,700	448,525		0	7,700	448,525
Pinnacle Entertainment, Inc. *		0	21,120	593,894	21,120	593,894
Vail Resorts, Inc. *		0	26,830	1,073,737	26,830	1,073,737
WMS Industries, Inc. *		0	30,170	881,266	30,170	881,266

		448,525		4,998,513		5,447,038

Household Durables 0.9%
Jarden Corp. *		0	32,170	1,060,645	32,170	1,060,645

Leisure Equipment & Products 0.3%
Pool Corp.	10,200	392,700		0	10,200	392,700

Media 1.1%
Lamar Advertising Co., Class A *	8,800	470,008		0	8,800	470,008
Lions Gate Entertainment Corp. * Þ		0	37,490	375,275	37,490	375,275
R.H. Donelley Corp.		0	3,080	162,932	3,080	162,932
Warner Music Group Gorp.		0	9,340	242,373	9,340	242,373

		470,008		780,580		1,250,588

Multi-line Retail 0.6%
Family Dollar Stores, Inc. *	16,200	473,688	7,840	242,726	24,040	716,414

Specialty Retail 2.8%
Abercrombie & Fitch Co., Class A	7,900	548,892		0	7,900	548,892
American Eagle Outfitters, Inc.	13,800	604,854	4,700	206,001	18,500	810,855
GameStop Corp., Class A *	7,300	337,844		0	7,300	337,844
The Men's Wearhouse, Inc.		0	23,990	892,668	23,990	892,668
Tween Brands, Inc. *		0	17,550	659,880	17,550	659,880

		1,491,590		1,758,549		3,250,139

Textiles Apparel & Luxury Goods 2.9%
Polo Ralph Lauren Corp., Class A	5,700	368,733		0	5,700	368,733
Phillips Van Heusen		0	23,170	967,811	23,170	967,811
Skechers USA, Inc. *		0	30,660	720,817	30,660	720,817
Wolverine World Wide, Inc.		0	43,770	1,239,129	43,770	1,239,129

		368,733		2,927,756		3,296,489

CONSUMER STAPLES 3.1%
Food & Staples Retailing 0.5%
BJ'S Wholesale Club, Inc. *		0	19,090	557,046	19,090	557,046

See Notes to Pro Forma Combining Financial Statements.

<hr size=5 width="100%" noshade color=gray align=center>

Food Products 1.3%
Flowers Food, Inc.		0	26,760	719,309	26,760	719,309
Hain Celestial Group, Inc.	18,600	475,416		0	18,600	475,416
Hormel Foods Corp.		0	6,720	241,786	6,720	241,786

		475,416		961,094		1,436,510

Household Products 0.2%
Church & Dwight Co., Inc.		0	6,410	250,695	6,410	250,695

Personal Products 1.1%
Alberto Culver Co. Class B		0	4,760	240,808	4,760	240,808
Herbalife, Ltd. *	12,900	488,652		0	12,900	488,652
NBTY, Inc. *		0	17,810	521,299	17,810	521,299

		488,652		762,107		1,250,759

ENERGY 3.6%
Energy Equipment & Services 1.7%
Acergy SA, ADR *		0	9,110	155,508	9,110	155,508
Cameron International Corp. *	4,760	229,956	3,530	170,534	8,290	400,490
FMC Technologies, Inc. *		0	2,600	139,620	2,600	139,620
Hydril *		0	9,550	535,373	9,550	535,373
Oil States International, Inc. *		0	27,300	750,750	27,300	750,750

		229,956		1,751,785		1,981,741

Oil, Gas & Consumable Fuels 1.9%
Alon USA Energy, Inc.		0	18,460	544,385	18,460	544,385
Comstock Resources, Inc. *		0	29,750	807,713	29,750	807,713
Helix Energy Solutions, Inc. *	7,700	257,180		0	7,700	257,180
Range Resources, Corp.		0	6,440	162,546	6,440	162,546
Southwestern Energy Co. *	11,928	356,289		0	11,928	356,289

		613,469		1,514,644		2,128,113

FINANCIALS 17.6%
Capital Markets 2.7%
Affiliated Managers Group, Inc. *	4,700	470,517			4,700	470,517
GFI Group, Inc. *		0	18,360	1,015,124	18,360	1,015,124
Investment Technology Group *		0	4,360	195,110	4,360	195,110
Investors Financial Services Corp.	9,400	404,952		0	9,400	404,952
Lazard, LTD, Class A		0	5,110	204,298	5,110	204,298
Waddell & Reed Financial, Class A		0	32,770	811,058	32,770	811,058

		875,469		2,225,590		3,101,059

Commercial Banks 3.3%
Cullen/Frost Bankers, Inc.	7,300	422,086	4,200	242,844	11,500	664,930
East West Bancorp, Inc.		0	4,990	197,654	4,990	197,654
First Community Bancorp		0	11,790	659,651	11,790	659,651
First Midwest Bancorp, Inc.		0	21,620	819,182	21,620	819,182
Greater Bay Bancorp		0	26,070	735,435	26,070	735,435
Provident Bankshares Corp.		0	14,810	548,711	14,810	548,711
SVB Financial Group *		0	3,630	162,043	3,630	162,043

		422,086		3,365,519		3,787,605

Diversified Financial Services 0.9%
INTL Securities Exchange Þ		0	22,460	1,053,149	22,460	1,053,149

Insurance 4.3%
Arch Capital Group, Ltd *		0	4,300	273,007	4,300	273,007
Assurant, Inc.		0	5,230	279,334	5,230	279,334
Delphi Financial Group, Class A		0	23,440	934,787	23,440	934,787
Fidelity National Financial, Inc.		0	5,920	246,568	5,920	246,568
Hanover Insurance Group, Inc.		0	2,840	126,749	2,840	126,749
IPC Holdings, Ltd		0	25,490	775,406	25,490	775,406
ProAssurance Corp. *		0	15,940	785,523	15,940	785,523
RLI Corp.		0	8,890	451,523	8,890	451,523
Tower Group, Inc.		0	30,400	1,013,840	30,400	1,013,840

		0		4,886,738		4,886,738

See Notes to Pro Forma Combining Financial Statements.

<hr size=5 width="100%" noshade color=gray align=center>

Real Estate Investment Trusts 6.2%
Alexandria Real Estate		0	2,570	241,066	2,570	241,066
Biomed Realty Trust, Inc.		0	25,370	769,726	25,370	769,726
Corporate Office Properties		0	17,500	783,300	17,500	783,300
Essex Property Trust, Inc.		0	2,220	269,508	2,220	269,508
First Potomac Realty Trust		0	15,010	453,602	15,010	453,602
Kilroy Realty Corp.		0	2,630	198,144	2,630	198,144
Lasalle Hotel Properties		0	17,260	748,048	17,260	748,048
Maguire Properties, Inc.		0	19,100	778,134	19,100	778,134
Mid-America Apartment		0	16,310	998,498	16,310	998,498
Sl Green Realty Corp. Þ		0	2,230	249,091	2,230	249,091
Strategic Hotels & Resort		0	40,780	810,706	40,780	810,706
Taubman Centers, Inc.		0	16,010	711,164	16,010	711,164

		0		7,010,988		7,010,988

Thrifts & Mortgage Finance 0.2%
Peoples Bank Bridgeport		0	6,380	252,712	6,380	252,712

HEALTH CARE 11.8%
Biotechnology 0.3%
Cephalon, Inc. *	5,500	339,625		0	5,500	339,625

Health Care Equipment & Supplies 4.3%
American Medical Systems Holdings, Inc. *	11,900	219,317		0	11,900	219,317
Analogic Corp.		0	17,610	903,745	17,610	903,745
ArthroCare Corp. *	10,000	468,600		0	10,000	468,600
Bausch & Lomb, Inc.	8,200	411,066		0	8,200	411,066
Conor Medsystems, Inc.	9,400	221,558		0	9,400	221,558
Dade Behring Holdings, Inc		0	5,050	202,808	5,050	202,808
Haemonetics Corp. *		0	19,970	934,596	19,970	934,596
Hologic, Inc. *	10,300	448,256		0	10,300	448,256
Polymedica Industries, Inc. Þ		0	25,240	1,080,524	25,240	1,080,524

		1,768,797		3,121,674		4,890,471

Health Care Providers & Services 5.5%
DaVita, Inc. *	8,200	474,534	3,970	229,744	12,170	704,278
Genesis Healthcare Corp. *		0	15,600	743,028	15,600	743,028
HealthExtras, Inc. *		0	20,590	582,903	20,590	582,903
Henry Schein, Inc. *		0	4,090	205,073	4,090	205,073
InVentiv Health, Inc. *		0	32,710	1,047,701	32,710	1,047,701
Magellan Health Services, Inc. *		0	15,990	681,174	15,990	681,174
Manor Care, Inc.	11,000	575,080		0	11,000	575,080
Psychiatric Solutions, Inc. *		0	25,400	865,886	25,400	865,886
Sierra Health Services *		0	3,540	133,954	3,540	133,954
Universal Health Services, Class B		0	2,150	128,850	2,150	128,850
VCA Antech, Inc. *	9,000	324,540		0	9,000	324,540
Wellcare Health Plans, Inc. *		0	4,490	254,269	4,490	254,269

		1,374,154		4,872,581	0	6,246,735

Health Care Technology 0.4%
Emdeon Corp. *		0	17,560	205,628	17,560	205,628
IMS Health, Inc.		0	10,180	271,195	10,180	271,195

		0		476,823	0	476,823

Life Sciences Tools & Services 1.3%
Covance, Inc. *		0	4,130	274,149	4,130	274,149
Invitrogen Corp. *		0	1,950	123,650	1,950	123,650
Qiagen NV	28,300	448,272		0	28,300	448,272
Techne Corp. *		0	11,710	595,571	11,710	595,571

		448,272		993,370		1,441,642

See Notes to Pro Forma Combining Financial Statements.

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INDUSTRIALS 14.1%
Aerospace & Defense 1.5%
AAR Corp. *		0	34,240	816,282	34,240	816,282
Precision Castparts Corp.		0	4,640	293,062	4,640	293,062
United Industrial Corporation		0	10,570	565,495	10,570	565,495

		0		1,674,839		1,674,839

Airlines 1.0%
Alaska Air Group, Inc. *		0	23,370	888,995	23,370	888,995
US Airways Group, Inc. *		0	5,210	230,959	5,210	230,959

		0		1,119,954		1,119,954

Building Products 0.7%
Griffon Corporation *		0	32,780	782,459	32,780	782,459

Commercial Services & Supplies 4.2%
Brady Corp.	11,600	407,856		0	11,600	407,856
Brink's Co.		0	3,060	162,364	3,060	162,364
ChoicePoint, Inc. *	10,000	358,000		0	10,000	358,000
Clean Harbors, Inc. *		0	30,750	1,339,163	30,750	1,339,163
Copart, Inc. *		0	7,400	208,606	7,400	208,606
Corrections Corp. of America *		0	5,095	220,359	5,095	220,359
Covanta Holding Corp. *		0	14,590	314,123	14,590	314,123
FTI Consulting, Inc. *		0	22,320	559,339	22,320	559,339
Labor Ready, Inc. *	13,500	215,055		0	13,500	215,055
R.R. Donnelley & Sons Co.		0	7,420	244,563	7,420	244,563
Tetra Tech, Inc. *		0	31,470	548,207	31,470	548,207
Watson Wyatt Worldwide, Inc.	6,500	265,980		0	6,500	265,980

		1,246,891		3,596,723		4,843,614

Construction & Engineering 1.2%
Chicago Bridge & Iron Co. NV		0	6,200	149,172	6,200	149,172
Washington Group Intl., Inc.		0	20,280	1,193,681	20,280	1,193,681

		0		1,342,853		1,342,853

Electrical Equipment 1.4%
Belden CDT, Inc.		0	12,530	479,022	12,530	479,022
Roper Industries, Inc.	10,000	447,400	5,430	242,938	15,430	690,338
Thomas & Betts Corp. *	8,000	381,680		0	8,000	381,680

		829,080		721,960		1,551,040

Industrial Conglomerates 0.5%
Carlisle Cos.		0	2,900	243,890	2,900	243,890
Mcdermott International, Inc. *	4,900	204,820	3,780	158,004	8,680	362,824

		204,820		401,894		606,714

Machinery 2.6%
EnPro Industries, Inc. * Þ		0	11,600	348,696	11,600	348,696
Flowserve Corp. *		0	2,400	121,551	2,400	121,551
Gardner Denver, Inc. *		0	18,320	606,026	18,320	606,026
Harsco Corp.		0	2,490	193,349	2,490	193,349
Kaydon Corp.		0	22,520	833,690	22,520	833,690
Kennametal, Inc.	5,900	334,235		0	5,900	334,235
Lincoln Electric Holdings		0	3,490	190,031	3,490	190,031
Watts Water Technologies		0	12,370	392,871	12,370	392,871

		334,235		2,686,213		3,020,448

Marine 0.4%
Kirby Corp. *		0	15,580	488,121	15,580	488,121

See Notes to Pro Forma Combining Financial Statements.

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Road & Rail 0.6%
Laidlaw International, Inc.		0	10,020	273,847	10,020	273,847
Landstar System, Inc.	9,000	384,300		0	9,000	384,300

		384,300		273,847	0	658,147

INFORMATION TECHNOLOGY 20.9%
Communications Equipment 4.5%
Arris Group, Inc. *	36,800	421,728	60,960	698,602	97,760	1,120,330
Commscope, Inc *		0	31,390	1,031,475	31,390	1,031,475
F5 Networks, Inc. *	8,600	461,992		0	8,600	461,992
Harris Corp.		0	5,450	242,471	5,450	242,471
NICE Systems, Ltd. *		0	30,360	840,061	30,360	840,061
Polycom, Inc. *		0	41,320	1,013,580	41,320	1,013,580
Redback Networks, Inc. *	13,100	181,828		0	13,100	181,828
Sonus Networks, Inc. *	48,800	256,688		0	48,800	256,688

		1,322,236		3,826,189	0	5,148,425

Computers & Peripherals 1.5%
Brocade Communications Systems, Inc. *		0	118,900	839,434	118,900	839,434
Emulex Corp. *		0	37,340	678,468	37,340	678,468
Lexmark International, Inc. *		0	4,130	238,136	4,130	238,136

		0		1,756,038	0	1,756,038

Electronic Equipment & Instruments 1.7%
Amphenol Corp., Class A		0	3,900	241,527	3,900	241,527
Benchmark Electronics, Inc. *		0	32,300	868,224	32,300	868,224
Itron, Inc. * Þ		0	15,040	839,232	15,040	839,232

		0		1,948,983	0	1,948,983

Internet Software & Services 1.6%
Akamai Technologies, Inc. *	5,500	274,945		0	5,500	274,945
WebEx Communications, Inc. *	12,900	503,358	26,480	1,033,250	39,380	1,536,608

		778,303		1,033,250	0	1,811,553

IT Services 2.6%
CACI International, Inc. *		0	11,060	608,411	11,060	608,411
Cognizant Technology Solutions Corp., Class A *	3,600	266,616		0	3,600	266,616
eFunds Corp. *		0	23,600	570,648	23,600	570,648
Gartner, Inc. *		0	30,680	539,661	30,680	539,661
Global Payments, Inc.	11,500	506,115		0	11,500	506,115
MoneyGram International, Inc.	7,700	223,762		0	7,700	223,762
WNS Holdings, Ltd. *	9,100	259,805		0	9,100	259,805

		1,256,298		1,718,720	0	2,975,018

Semiconductors & Semiconductor Equipment 4.9%
ATMI, Inc. * Þ		0	25,610	744,483	25,610	744,483
DSP Group, Inc. *		0	30,400	694,640	30,400	694,640
Fairchild Semiconductor International, Inc., Class A *	23,400	437,580	10,710	200,277	34,110	637,857
Integrated Device Technology, Inc. *		0	9,770	156,906	9,770	156,906
Intersil Corp., Class A		0	5,480	134,534	5,480	134,534
MEMC Electronic Materials, Inc. *		0	6,480	237,362	6,480	237,362
ON Semiconductor Corp. *		0	91,730	539,372	91,730	539,372
Power Integrations, Inc. *	30,600	599,760		0	30,600	599,760
Silicon Image, Inc. *		0	60,910	774,775	60,910	774,775
SiRF Technology Holdings, Inc. *	13,300	319,067		0	13,300	319,067
Varian Semiconductor Equipment Associates, Inc. *		0	21,720	797,124	21,720	797,124

		1,356,407		4,279,474	0	5,635,881

See Notes to Pro Forma Combining Financial Statements.

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Software 4.1%
Amdocs, Ltd. *	12,200	483,120	6,150	243,540	18,350	726,660
Ansys, Inc. *	9,700	428,546		0	9,700	428,546
BAE Systems, Inc.		0	11,970	181,944	11,970	181,944
Blackbaud, Inc.		0	32,560	715,994	32,560	715,994
BMC Software, Inc. *		0	6,630	180,469	6,630	180,469
CommVault Systems, Inc.	2,000	36,000		0	2,000	36,000
Factset Research Systems, Inc.		0	5,530	268,592	5,530	268,592
Macrovision Corp. *		0	25,960	614,992	25,960	614,992
THQ, Inc. *		0	25,735	750,690	25,735	750,690
Transaction Systems Architects, Inc. *		0	22,550	773,916	22,550	773,916

		947,666		3,730,137	0	4,677,803

MATERIALS 3.1%
Chemicals 1.4%
Arch Chemicals, Inc.		0	13,270	377,532	13,270	377,532
Nova Chemicals Corp.	14,700	451,437		0	14,700	451,437
OM Group, Inc. *		0	12,170	534,750	12,170	534,750
Sigma-Aldrich Corp.		0	3,640	275,439	3,640	275,439

		451,437		1,187,720		1,639,157

Containers & Packaging 0.2%
Sonoco Products Co.		0	6,120	205,877	6,120	205,877

Metals & Mining 1.1%
Brush Engineered Materials *		0	22,490	559,326	22,490	559,326
Rangold Resources, Ltd. ADR *		0	33,870	689,593	33,870	689,593

		0		1,248,920	0	1,248,920

Paper & Forest Products 0.4%
Glatfeleter		0	29,960	405,958	29,960	405,958

TELECOMMUNICATION SERVICES 3.2%
Diversified Telecommunication Services 1.2%
IDT Corp., Class B *		0	44,000	634,480	44,000	634,480
Neustar Inc., Class A *		0	17,140	475,635	17,140	475,635
Time Warner Telecom, Inc. *	13,800	262,338		0	13,800	262,338

		262,338		1,110,115	0	1,372,453

Wireless Telecommunication Services 2.0%
Dobson Communications Corp. *		0	81,180	569,884	81,180	569,884
Leap Wireless International, Inc. *	10,700	518,843	4,210	204,143	14,910	722,986
NII Holdings, Inc., Class B *	8,600	534,576	3,850	239,316	12,450	773,892
SBA Communications Corp. *		0	11,070	269,333	11,070	269,333

		1,053,419		1,282,676	0	2,336,095

UTILITIES 3.6%
Electric Utilities 1.8%
Allegheny Energy, Inc. *		0	6,690	268,737	6,690	268,737
Allete		0	10,460	454,487	10,460	454,487
El Paso Electric Co. *		0	27,720	619,265	27,720	619,265
Unisource Energy Corp.		0	20,910	696,930	20,910	696,930

		0		2,039,419		2,039,419

Gas Utilities 1.7%
National Fuel Gas Co.		0	7,100	258,085	7,100	258,085
New Jersey Resources Corp.		0	18,330	903,669	18,330	903,669
Oneok, Inc.		0	5,240	198,020	5,240	198,020
Southwest Gas Co.		0	18,130	604,092	18,130	604,092

		0		1,963,865		1,963,865

Multi-Utilities 0.1%
MDU Resources Group, Inc.		0	6,975	155,822	6,975	155,822

Total Common Stocks (cost $20,660,077, $79,614,017, and $100,274,094)		21,968,169		87,684,913		109,653,082

See Notes to Pro Forma Combining Financial Statements.

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SHORT-TERM INVESTMENTS 6.0%
REPURCHASE AGREEMENTS 3.2%
Investors Bank & Trust Co., 3.50%, dated 9/29/2006, maturing 10/2/2006, maturity value $3,608,805 (1)		0	3,607,752	3,607,752	3,607,752	3,607,752

MUTUAL FUND SHARES 2.8%
Evergreen Institutional Money Market Fund ø	579,960	579,960		0	579,960	579,960
Goldman Sachs Financial Square Prime Obligations Fund ÞÞ		0	816,823	816,823	816,823	816,823
Dreyfus Cash Management Plus Fund ÞÞ		0	1,879,401	1,879,401	1,879,401	1,879,401

Total Short-Term Investments (cost $579,960, $6,303,976 and $6,883,936, respectively)		579,960		6,303,976		6,883,936

Total Investments (cost $21,240,037, $85,917,993, and $107,158,030, respectively) 102.1%		22,548,129		93,988,889		116,537,018
Other Assets and Liabilities (2.1%)		(115,302)		(2,356,192)		(2,471,494)

Net Assets 100.0%		$22,432,827		$91,632,697		$114,065,524

*     Non-income producing security
Þ    All or a portion of this security is on loan.
ø    Evergreen Investment Management Company, LLC is the investment advisor to both the Evergreen  and the money market fund.

ÞÞ Represents investment of cash collateral received from securities on loan.

(1) Collateralized by $3,345,370 U.S. Treasury Bond, 8.125%, 8/15/2021, value including accrued interest is $3,679,907.

See Notes to Pro Forma Combining Financial Statements.

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Evergreen Small-Mid Growth Fund
Pro Forma Combining Financial Statements (unaudited)
Pro Forma Combining Statement of Assets and Liabilities
September 30, 2006

	Evergreen Small- Mid Growth Fund	Atlas Emerging Growth Fund	Adjustments		Evergreen Small- Mid Growth Fund Pro Forma

Assets
Investments in securities, at value
(cost $20,660,077, $85,917,993 and $106,578,070, respectively) including $0, $2,995,218
and $2,995,218, respectively of securities loaned	$21,968,169	$93,988,889			$115,957,058
Investments in affiliated money market fund, at value (cost $579,960)	579,960	0			579,960

Total investments	22,548,129	93,988,889			116,537,018
Receivables for securities sold	25,576	2,189,670			2,215,246
Receivable for Fund shares sold	67,898	236,325			304,223
Dividends and interest receivable	8,429	89,662			98,091
Receivable for securities lending income	0	18,293			18,293
Prepaid expenses and other assets	18,656	1,286			19,942

Total assets	22,668,688	96,524,125			119,192,813

Liabilities
Payable for securities purchased	202,895	1,938,292			2,141,187
Due to custodian	12,175	101,591			113,766
Payable for securities on loan	0	2,696,224			2,696,224
Advisory fee payable	579	59,422			60,001
Distribution Plan expenses payable	0	18,569			18,569
Due to other related parties	579	0			579
Accrued expenses and other liabilities	19,633	77,330			96,963

Total liabilities	235,861	4,891,428			5,127,289

Net assets	$22,432,827	$91,632,697			$114,065,524

Net assets represented by
Paid-in capital	$21,328,122	$84,789,028			$106,117,150
Undistributed net investment loss	(38,125)	(294,912)			(333,037)
Accumulated net realized losses on investments	(165,262)	(932,315)			(1,097,577)
Net unrealized gains on investments	1,308,092	8,070,896			9,378,988

Total net assets	$22,432,827	$91,632,697			$114,065,524

Class A Shares
Net assets	$3,391		$91,632,697	(a)	$91,636,088
Shares of beneficial interest outstanding (unlimited number of shares authorized)	294		7,944,572	(b)	7,944,866
Net asset value	$11.53				$11.53
Maximum offering price (based on sales charge of 5.75% and 5.75%, respectively)	$12.23				$12.23
Class I Shares
Net assets	$22,429,436				$22,429,436
Shares of beneficial interest outstanding (unlimited number of shares authorized)	1,944,067				1,944,067
Net asset value	$11.54				$11.54
Atlas Fund Shares
Net assets		$91,632,697	(91,632,697)	(a)
Shares of beneficial interest outstanding (unlimited number of shares authorized)		5,329,806	(5,329,806)	(b)
Net asset value		$17.19

(a)	Reflects the merger of target fund assets into Class A of the surviving fund.
(b)	Reflects the impact of converting shares of the target fund into shares of the surviving fund.

See Notes to Pro Forma Combining Financial Statements.

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Evergreen Small-Mid Growth Fund
Pro Forma Combining Financial Statements (unaudited)
Pro Forma Combining Statement of Operations
Period Ended September 30, 2006*

	Evergreen Small- Mid Growth Fund	Atlas Emerging Growth Fund	Adjustments		Evergreen Small- Mid Growth Fund Pro Forma

Investment income
Dividends (net of foreign witholding taxes of $798, $792 and $1,590, respectively)	$37,701	$672,227			$709,928
Interest	3,751	118,975			122,726
Income from affiliate	16,035	0			16,035
Security lending income	0	9,250			9,250

Total investment income	57,487	800,452			857,939

Expenses
Advisory fee	72,776	646,284	(77,504)	(a)	641,556
Distribution Plan expenses
Class A/Atlas shares	7	202,177			202,184
Administrative services fee	10,345	0	80,851	(b)	91,196
Transfer agent fees	114	102,464	(11,633)	(c)	90,945
Trustees' fees and expenses	1,604	5,427	(4,289)	(d)	2,742
Printing and postage expenses	23,552	20,622	(10,174)	(e)	34,000
Custodian and accounting fees	8,501	124,467	(104,722)	(d)	28,246
Registration and filing fees	44,022	14,416	(13,553)	(f)	44,885
Professional fees	17,458	19,816	(13,098)	(f)	24,176
Other	2,618	4,544			7,162

Total expenses	180,997	1,140,217	(154,122)		1,167,092
Less: Expense reductions	(854)	0			(854)
Fee waivers and expense reimbursements	(84,531)	0	(37,188)	(g)	(121,719)

Net expenses	95,612	1,140,217	(191,310)		1,044,519

Net investment loss	(38,125)	(339,765)	191,310		(186,580)
Net realized and unrealized gains or losses on investments
Net realized gains or losses on:
Securities	(165,267)	1,554,782			1,389,515
Foreign currency related transactions	5	0			5

Net realized gains or losses on investments	(165,262)	1,554,782			1,389,520
Net change in unrealized gains or losses on investments	1,308,092	1,552,970			2,861,062

Net realized and unrealized gains on investments	1,142,830	3,107,752			4,250,582

Net increase in net assets resulting from operations	$1,104,705	$2,767,986	191,310		4,064,001

*	For the period from October 11, 2005 (commencement of Evergreen Small-Mid Growth Fund operations), to September 30, 2006.
(a)	Reflects a decrease based on the surviving fund's fee schedule and the average net assets of the combined fund.
(b)	Reflects an increase based on the surviving fund's fee schedule and the average net assets of th combined fund.
(c)	Reflects a decrease based on the surviving fund's transfer agent fee schedule and the number of shareholder accounts.
(d)	Reflects a decrease based on the combined asset level of the surviving fund.
(e)	Reflects a decrease based on the combined asset level and the combined number of shareholder accounts of the surviving fund.
(f)	Reflects a savings resulting from the elimination of duplicate fees of the individual funds.
(g)	Reflects an adjustment for fee waivers necessary for the surviving fund.

See Notes to Pro Forma Combining Financial Statements.

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Evergreen Small-Mid Growth Fund
Notes to Pro Forma Combining Financial Statements (Unaudited)
September 30, 2006

1.	Basis of Combination

The Pro Forma Combining Statement of Assets and Liabilities, including the Pro Forma Schedule of Investments and the related Pro Forma Combining Statement of Operations (“Pro Forma Statements”), reflect the accounts of Evergreen Small-Mid Growth Fund and Atlas Emerging Growth Fund (individually, the “Fund”) at September 30, 2006 and for the period then ended.

The Pro Forma Statements give effect to the proposed Agreement and Plan of Reorganization (the “Reorganization”) to be submitted to shareholders of Atlas Emerging Growth Fund. The Reorganization provides for the acquisition of all the assets and the identified liabilities of Atlas Emerging Growth Fund by Evergreen Small-Mid Growth Fund, in a tax-free exchange for Class A shares of Evergreen Small-Mid Growth Fund. Thereafter, there will be a distribution of Class A shares of Evergreen Small-Mid Growth Fund to the shareholders of Atlas Emerging Growth Fund in liquidation and subsequent termination thereof. As a result of the Reorganization, the shareholders of Atlas Emerging Growth Fund will become the owners of that number of full and fractional Class A shares of Evergreen Small-Mid Growth Fund having an aggregate net asset value equal to the aggregate net asset value of their shares in their Fund as of the close of business immediately prior to the date that Atlas Emerging Growth Fund are exchanged for Class A shares of Evergreen Small-Mid Growth Fund.

The Pro Forma Statements reflect the expenses of each Fund in carrying out its obligations under the Reorganization as though the merger occurred at the beginning of the period presented.

The information contained herein is based on the experience of each Fund for the period then ended and is designed to permit shareholders of the consolidating mutual funds to evaluate the financial effect of the proposed Reorganization. The expenses of Atlas Emerging Growth Fund in connection with the Reorganization (including the cost of any proxy soliciting agents) will be borne by Evergreen Investment Management Company, LLC (“EIMC”). It is not anticipated that the securities of the combined portfolio will be sold in significant amounts in order to comply with the policies and investment practices of Evergreen Small-Mid Growth Fund. As of September 30, 2006, securities held by Atlas Emerging Growth Fund would comply with the compliance guidelines and investment restrictions of Evergreen Small-Mid Growth Fund.

The Pro Forma Statements should be read in conjunction with the historical financial statements of each Fund incorporated by reference in the Statement of Additional Information.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that effect amounts reported herein. Actual results could differ from these estimates.

a.	Valuation of investments

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices. Foreign securities may be valued at fair value according to procedures approved by the Board of Trustees if the closing price is not reflective of current market prices due to trading or events occurring in the foreign markets between the close of the established exchange and the valuation time of the Fund. In addition, substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market. The value of foreign securities may be adjusted if such movements in the U.S. market exceed a specified threshold.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available or not reflective of current market value are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

Repurchase Agreements

Securities pledged as collateral for repurchase agreements are held by the custodian bank or in a segregated account in the Fund’s name until the agreements mature.  Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty.  Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal.  However, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.  The Fund will only enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.

c.	Federal taxes

The Funds qualified as regulated investment companies and distributes all of their taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

Evergreen Small-Mid Growth Fund, after giving effect to the Reorganization, intends to continue to qualify as a regulated investment company and distributes all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

d.	Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

3.	Shares of Beneficial Interest

As a result of the Reorganization, Evergreen Small-Mid Growth Fund would acquire the net assets of Atlas Emerging Growth Fund in a tax-free exchange for Class A shares of Evergreen Small-Mid Growth Fund. The Pro Forma net asset values per share assume the issuance of 7,944,572 Class A shares of Evergreen Small-Mid Growth Fund which would have been issued at September 30, 2006 in connection with the proposed Reorganization. The issuance of these shares to shareholders of Atlas Emerging Growth Fund resulted in 7,944,866 shares of Class A shares in the Pro Forma combined fund at September 30, 2006.

Shareholders of Atlas Emerging Growth Fund would receive Class A shares of Evergreen Small-Mid Growth Fund based on a conversion ratio determined on September 30, 2006. The conversion ratio is calculated by dividing the net asset value per share of Atlas Emerging Growth Fund by the Class A net asset value per share of Evergreen Small-Mid Growth Fund.

4.	Pro Forma Operations

The Pro Forma Combining Statement of Operations assumes similar rates of gross investment income for the investments of each Fund. Accordingly, the combined gross investment income is equal to the sum of each Fund’s gross investment income. Pro Forma operating expenses include the actual expenses of the Funds, adjusted to reflect the expected expenses of the combined entity. The combined pro forma expenses were calculated by determining the expense rates based on the combined average net assets of the two funds and applying those rates to the average net assets of Evergreen Small-Mid Growth Fund for the period from October 11, 2005 to September 30, 2006 and to the average net assets of Atlas Emerging Growth Fund for the period from October 11, 2005 to September 30, 2006. The adjustments reflect those amounts needed to adjust the combined expenses to these rates.

5.	Regulatory Matters and Legal Proceedings

Since September 2003, governmental and self-regulatory authorities have instituted numerous ongoing investigations of various practices in the mutual fund industry, including investigations relating to revenue sharing, market-timing, late trading and record retention, among other things. The investigations cover investment advisors, distributors and transfer agents to mutual funds, as well as other firms. EIMC, Evergreen Investment Services, Inc. (“EIS”) and Evergreen Service Company, LLC (collectively, “Evergreen”) have received subpoenas and other requests for documents and testimony relating to these investigations, are endeavoring to comply with those requests, and are cooperating with the investigations. Evergreen is continuing its own internal review of policies, practices, procedures and personnel, and is taking remedial action where appropriate.

In connection with one of these investigations, on July 28, 2004, the staff of the Securities and Exchange Commission (“SEC”) informed Evergreen that the staff intends to recommend to the SEC that it institute an enforcement action against Evergreen. The SEC staff’s proposed allegations relate to (i) an arrangement pursuant to which a broker at one of EIMC’s affiliated broker-dealers had been authorized, apparently by an EIMC officer (who is no longer with EIMC), to engage in short-term trading, on behalf of a client, in Evergreen Mid Cap Growth Fund (formerly Evergreen Emerging Growth Fund and prior to that, known as Evergreen Small Company Growth Fund) during the period from December 2000 through April 2003, in excess of the limitations set forth in the funds’ prospectus, (ii) short-term trading from September 2001 through January 2003, by a former Evergreen portfolio manager of Evergreen Precious Metals Fund, a fund he managed at the time, (iii) the sufficiency of systems for monitoring exchanges and enforcing exchange limitations as stated in the fund’s prospectuses, and (iv) the adequacy of e-mail retention practices. In connection with the activity in Evergreen Mid Cap Growth Fund, EIMC reimbursed the fund $378,905, plus an additional $25,242, representing what EIMC calculated at that time to be the client’s net gain and the fees earned by EIMC and the expenses incurred by this fund on the client’s account. In connection with the activity in Evergreen Precious Metals Fund, EIMC reimbursed the fund $70,878, plus an additional $3,075, representing what EIMC calculated at that time to be the portfolio manager’s net gain and the fees earned by EIMC and expenses incurred by the fund on the portfolio manager’s account. Evergreen is currently engaged in discussions with the staff of the SEC concerning its recommendation.

The staff of the National Association of Securities Dealers (“NASD”) had notified EIS that it has made a preliminary determination to recommend that disciplinary action be brought against EIS for certain violations of the NASD’s rules. The recommendation relates principally to allegations that EIS (i) arranged for fund portfolio trades to be directed to broker-dealers (including Wachovia Securities, LLC, an affiliate of EIS) that sold Evergreen fund shares during the period of January 2001 to December 2003 and (ii) provided non-cash compensation by sponsoring offsite meetings attended by Wachovia Securities, LLC brokers during that period. EIS is cooperating with the NASD staff in its review of these matters.

Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties or injunctions regarding Evergreen, restitution to mutual fund shareholders and/or other financial penalties and structural changes in the governance or management of Evergreen’s mutual fund business. Any penalties or restitution will be paid by Evergreen and not by the Evergreen funds.

In addition, the Evergreen funds and EIMC and certain of its affiliates are involved in various legal actions, including private litigation and class action lawsuits. EIMC does not expect that any of such legal actions currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds or on EIMC’s ability to provide services to the Evergreen funds.

Although Evergreen believes that neither the foregoing investigations described above nor any pending or threatened legal actions will have a material adverse impact on the Evergreen funds, there can be no assurance that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses, or that they will not have other adverse consequences on the Evergreen funds.

Evergreen U.S. Government Fund Pro Forma Combining Financial Statements (unaudited) Pro Forma Combining Schedule of Investments April 30, 2006

These Pro Forma Financial Statements relate specifically to the proposed transfer of the assets and liabilities of Atlas U.S. Government and Mortgage Securities Fund, a series of Atlas Funds, to Evergreen U.S. Government Fund, a series of Evergreen Fixed Income Trust, in exchange for Class A shares (to be issued to holders of shares of each of Atlas U.S. Government and Mortgage Securities Fund, of beneficial interest, $0.001 par value per share, of Evergreen U.S. Government Fund). The period presented covers the period from May 1, 2005 through April 30, 2006 and reflects financial information assuming the merger takes place.

			Evergreen U.S. Government Fund		Atlas U.S. Government and Mortgage Securities Fund		Evergreen U.S. Government Fund Pro Forma

	Coupon	Maturity	Principal Amount	Value	Principal Amount	Value	Principal Amount	Value

Agency Commercial Mortgage-Backed Securities 1.4%
Fixed-rate 1.4%
FNMA	6.18%	6/1/2013	$4,465,309	$4,601,144			$4,465,309	$4,601,144
FNMA	6.22%	8/1/2012	4,088,558	4,229,777			4,088,558	4,229,777
FNMA, Ser. 2002-M1, Class C	6.17%	2/25/2016	1,460,000	1,539,570			1,460,000	1,539,570

Total Agency Commercial Mortgage-Backed Securities				10,370,491		0		10,370,491

Agency Mortgage-Backed Collateralized Mortgage
Obligations 21.5%
Fixed-rate 4.7%
FHLMC, Ser. 183 IO	7.00%	4/1/2027			$1,637,922	$397,002	1,637,922	397,002
FHLMC, Ser. 217 IO	6.50%	2/1/2032			565,744	145,048	565,744	145,048
FHLMC, Ser. 218 IO	6.00%	2/1/2032			760,295	183,585	760,295	183,585
FHLMC, Ser. 2046, Class G	6.50%	4/15/2028			477,661	488,148	477,661	488,148
FHLMC, Ser. 2058, Class TE	6.50%	5/15/2028			466,727	476,978	466,727	476,978
FHLMC, Ser. 2072, Class A	6.50%	7/15/2028			1,674,005	1,696,384	1,674,005	1,696,384
FHLMC, Ser. 2078, Class PE	6.50%	8/15/2028			879,233	898,337	879,233	898,337
FHLMC, Ser. 2173, Class Z	6.50%	7/15/2029			943,248	964,611	943,248	964,611
FHLMC, Ser. 2262, Class Z	7.50%	10/15/2030	156,839	162,349			156,839	162,349
FHLMC, Ser. 2326, Class ZP	6.50%	6/15/2031			40,152	40,960	40,152	40,960
FHLMC, Ser. 2367, Class BC	6.00%	4/15/2016	84,755	84,869			84,755	84,869
FHLMC, Ser. H012, Class A2	2.50%	11/15/2008	2,326,830	2,264,913			2,326,830	2,264,913
FNMA, Ser. 221, Class 2 IO	7.50%	5/1/2023			2,487,792	595,832	2,487,792	595,832
FNMA, Ser. 254, Class 2 IO	7.50%	1/1/2024			2,383,846	586,127	2,383,846	586,127
FNMA, Ser. 294, Class 2 IO	7.00%	2/1/2028			2,560,068	622,805	2,560,068	622,805
FNMA, Ser. 321, Class 2 IO	6.50%	3/1/2032			293,438	76,596	293,438	76,596
FNMA, Ser. 322, Class 1 PO	0.00%	4/1/2032			807,972	603,705	807,972	603,705
FNMA, Ser. 322, Class 2 IO	6.00%	4/1/2032			2,945,408	729,749	2,945,408	729,749
FNMA, Ser. 331, Class 9 IO	6.50%	12/1/2032			3,478,700	811,647	3,478,700	811,647
FNMA, Ser. 333, Class 2 IO	5.50%	3/1/2033			2,760,479	714,380	2,760,479	714,380
FNMA, Ser. 338, Class 2 IO	5.50%	6/1/2033			3,151,746	813,100	3,151,746	813,100
FNMA, Ser. 344, Class 2 IO	6.00%	12/1/2033			801,281	204,103	801,281	204,103
FNMA, Ser. 2002-W5, Class A7	6.25%	8/25/2030	10,999,715	11,076,227			10,999,715	11,076,227
FNMA, Ser. 2003-17, Class EQ	5.50%	3/25/2023			508,000	481,807	508,000	481,807
FNMA, Ser. 2003-23, Class EQ	5.50%	4/25/2023			1,993,000	1,890,820	1,993,000	1,890,820
FNMA, Ser. 2003-28, Class KG	5.50%	4/25/2023			1,564,000	1,502,423	1,564,000	1,502,423
FNMA, Ser. 2005-71, Class DB	4.50%	8/25/2035			4,000,000	3,580,919	4,000,000	3,580,919
FNMA, Ser. 2005-100, Class BQ	5.50%	11/25/2025			620,000	579,949	620,000	579,949
FNMA, Ser. 2005-109, Class AH	5.50%	12/25/2025			3,055,000	2,887,601	3,055,000	2,887,601
GNMA, Ser. 2001-33, Class PA	5.50%	4/20/2031			16,575	16,532	16,575	16,532

Total Fixed-rate				13,588,358		21,989,148		35,577,506

Floating-rate 16.8%
FHLMC, Ser. 1370, Class JA	6.09%	9/15/2022	375,749	377,380			375,749	377,380
FHLMC, Ser. 1498, Class I	6.09%	4/15/2023	229,246	233,426			229,246	233,426
FHLMC, Ser. 1533, Class FA	6.04%	6/15/2023	79,361	81,040			79,361	81,040
FHLMC, Ser. 1616, Class FB	4.50%	11/15/2008	1,315,132	1,316,632			1,315,132	1,316,632
FHLMC, Ser. 1671, Class TA	5.44%	2/15/2024	997,931	1,004,981			997,931	1,004,981
FHLMC, Ser. 1687, Class FA	4.65%	2/15/2009	5,538,937	5,501,942			5,538,937	5,501,942
FHLMC, Ser. 1699, Class FB	5.94%	3/15/2024	1,306,975	1,329,873			1,306,975	1,329,873
FHLMC, Ser. 2030, Class F	5.40%	2/15/2028	1,179,613	1,186,797			1,179,613	1,186,797
FHLMC, Ser. 2136, Class SG IO	2.74%	3/15/2029			4,029,426	247,337	4,029,426	247,337
FHLMC, Ser. 2181, Class PF	5.30%	5/15/2029	540,028	544,412			540,028	544,412
FHLMC, Ser. 2380, Class FL	5.50%	11/15/2031	4,862,656	4,945,953			4,862,656	4,945,953
FHLMC, Ser. 2395, Class FD	5.50%	5/15/2029	1,694,843	1,724,028			1,694,843	1,724,028
FHLMC, Ser. 2399, Class SG IO	3.04%	12/15/2026			2,452,601	172,800	2,452,601	172,800
FHLMC, Ser. 2481, Class FE	5.90%	3/15/2032	2,989,192	3,047,452			2,989,192	3,047,452
FHLMC, Ser. 2493, Class S IO	3.19%	9/15/2029			296,351	23,735	296,351	23,735
FHLMC, Ser. 2504, Class FP	4.47%	3/15/2032			755,315	765,639	755,315	765,639
FHLMC, Ser. 2515, Class FP	4.37%	10/15/2032			2,828,954	2,854,053	2,828,954	2,854,053
FHLMC, Ser. 2534, Class EF	4.32%	5/15/2022			8,016,518	8,065,573	8,016,518	8,065,573
FHLMC, Ser. 2691, Class FC	5.60%	10/15/2033	2,932,808	2,933,453			2,932,808	2,933,453
FHLMC, Ser. 3000, Class SE IO	1.24%	7/15/2025			3,066,161	83,131	3,066,161	83,131
FHLMC, Ser. 2005-S001, Class 1A2 ##	4.97%	9/25/2035	7,509,489	7,543,357			7,509,489	7,543,357
FHLMC, Ser. 2005-S001, Class 2A2 ##	4.97%	9/25/2035	11,317,667	11,369,162			11,317,667	11,369,162
FNMA, Ser. 1993-221, Class FH	6.07%	12/25/2008	3,102,815	3,134,108			3,102,815	3,134,108
FNMA, Ser. 1997-34, Class F	5.62%	10/25/2023	3,868,673	3,921,055			3,868,673	3,921,055
FNMA, Ser. 1997-49, Class F	5.44%	6/17/2027	596,171	602,247			596,171	602,247
FNMA, Ser. 1999-49, Class F	5.36%	5/25/2018	1,182,901	1,191,237			1,182,901	1,191,237
FNMA, Ser. 2000-32, Class FM	5.36%	10/18/2030	624,955	630,603			624,955	630,603
FNMA, Ser. 2001-53, Class CF	5.36%	10/25/2031	160,852	161,122			160,852	161,122
FNMA, Ser. 2001-65, Class S IO	2.94%	11/25/2031			1,369,571	120,818	1,369,571	120,818
FNMA, Ser. 2002-13, Class FE	5.86%	2/27/2031	1,580,722	1,625,978			1,580,722	1,625,978
FNMA, Ser. 2002-67, Class FA ##	5.96%	11/25/2032	8,579,353	8,874,226			8,579,353	8,874,226
FNMA, Ser. 2002-68, Class FN ##	5.36%	10/18/2032	6,177,579	6,214,521			6,177,579	6,214,521
FNMA, Ser. 2002-77, Class F ##	5.56%	12/25/2032	8,460,662	8,565,659			8,460,662	8,565,659
FNMA, Ser. 2002-77, Class FA ##	5.91%	10/18/2030	8,513,018	8,804,418			8,513,018	8,804,418
FNMA, Ser. 2002-W5, Class A27 ##	5.46%	11/25/2030	5,212,073	5,217,337			5,212,073	5,217,337
FNMA, Ser. 2003-118, Class S IO	3.14%	12/25/2033			2,325,846	258,252	2,325,846	258,252
FNMA, Ser. 2003-W6, Class F ##	5.31%	9/25/2042	18,573,949	18,771,204			18,573,949	18,771,204
FNMA, Ser. 2005-40, Class SA IO	1.74%	5/25/2035			6,248,136	269,683	6,248,136	269,683
FNMA, Ser. 2005-40, Class SB IO	1.79%	5/25/2035			6,378,971	268,705	6,378,971	268,705
FNMA, Ser. 2005-63, Class SA IO	1.74%	10/25/2031			365,096	15,798	365,096	15,798
FNMA, Ser. 2005-71, Class SA IO	1.79%	8/25/2025			1,950,660	88,657	1,950,660	88,657
FNMA, Ser. 2006-33, Class SP IO	2.32%	5/25/2036			5,169,000	299,693	5,169,000	299,693
FNMA, Ser. 2006-34, Class SK IO	2.32%	5/25/2036			1,723,000	121,350	1,723,000	121,350
FNMA, Ser. G93, Class FH	6.12%	4/25/2023	191,857	197,842			191,857	197,842
GNMA, Ser. 1999-40, Class FL	5.51%	2/17/2029	284,834	288,628			284,834	288,628
GNMA, Ser. 2000-36, Class FG	5.42%	11/20/2030	559,286	563,821			559,286	563,821
GNMA, Ser. 2001-22, Class FG	5.26%	5/16/2031	817,912	823,162			817,912	823,162
GNMA, Ser. 2002-15, Class F	5.46%	2/16/2032	887,979	901,465			887,979	901,465

Total Floating-rate				113,628,521		13,655,224		127,283,745

Total Agency Mortgage-Backed Collateralized Mortgage Obligations				127,216,879		35,644,372		162,861,251

Agency Mortgage-Backed Pass Through Securities 50.4%
Fixed-rate 37.3%
FHLMC	6.50%	4/1/2022 - 9/1/2028	1,430,601	1,471,479		1,430,601	1,471,479
FHLMC	7.50%	5/1/2027 - 8/1/2028	981,408	1,025,876		981,408	1,025,876
FHLMC	8.00%	8/1/2023 - 11/1/2028	310,452	329,783		310,452	329,783
FHLMC	9.00%	1/1/2017	113,899	121,968		113,899	121,968
FHLMC	9.50%	9/1/2020	66,632	72,289		66,632	72,289
FHLMC	10.50%	12/1/2019	185,676	206,152		185,676	206,152
FHLMC, 15 year #	5.50%	TBA	40,555,000	40,200,144		40,555,000	40,200,144
FHLMC, 30 year #	5.50%	TBA	49,500,000	48,092,319		49,500,000	48,092,319
FHLMC, 30 year #	6.00%	TBA	25,000,000	24,921,875		25,000,000	24,921,875
FNMA	4.98%	1/1/2020	1,039,463	1,001,918		1,039,463	1,001,918
FNMA	5.12%	1/1/2016	2,579,502	2,500,698		2,579,502	2,500,698
FNMA ##	5.39%	1/1/2024	3,989,570	3,869,723		3,989,570	3,869,723
FNMA ##	5.54%	4/1/2026	12,500,000	12,267,581		12,500,000	12,267,581
FNMA ##	5.55%	9/1/2019	7,292,520	7,298,354		7,292,520	7,298,354
FNMA	5.70%	3/1/2016 - 9/1/2017	2,538,691	2,543,409		2,538,691	2,543,409
FNMA	6.00%	2/1/2008 - 9/1/2013	592,721	598,995		592,721	598,995
FNMA	6.50%	1/1/2024	177,882	181,889		177,882	181,889
FNMA	7.00%	11/1/2026 - 2/1/2032	214,058	220,519		214,058	220,519
FNMA	7.33%	6/1/2028	1,476,193	1,570,138		1,476,193	1,570,138
FNMA	7.50%	7/1/2023 - 5/1/2027	584,700	608,808		584,700	608,808
FNMA	8.00%	10/1/2026 - 9/1/2028	407,229	434,334		407,229	434,334
FNMA	8.50%	7/1/2029 - 8/1/2029	70,816	76,406		70,816	76,406
FNMA	9.50%	2/1/2023	55,431	60,302		55,431	60,302
FNMA	11.00%	1/1/2016	93,615	101,148		93,615	101,148
FNMA	11.25%	2/1/2016	141,344	154,839		141,344	154,839
FNMA, 15 year #	4.50%	TBA	10,000,000	9,521,880		10,000,000	9,521,880
FNMA, 15 year #	5.50%	TBA	24,900,000	24,713,250		24,900,000	24,713,250
FNMA, 30 year #	5.50%	TBA	20,000,000	19,425,000		20,000,000	19,425,000
FNMA, 30 year #	6.50%	TBA	61,565,000	62,623,179		61,565,000	62,623,179
GNMA	6.00%	2/15/2009 - 5/20/2034	495,173	497,882		495,173	497,882
GNMA ##	6.00%	8/20/2034	5,884,232	5,894,116		5,884,232	5,894,116
GNMA	6.50%	12/15/2025 - 9/20/2033	831,833	851,074		831,833	851,074
GNMA	7.00%	12/15/2022 - 5/15/2032	789,356	819,562		789,356	819,562
GNMA	7.34%	10/20/2021 - 9/20/2022	666,004	692,361		666,004	692,361
GNMA	7.50%	2/15/2022 - 6/15/2032	668,407	701,476		668,407	701,476
GNMA	10.00%	12/15/2018	73,733	81,276		73,733	81,276
SBA ##	4.63%	3/25/2027	5,310,277	5,307,781		5,310,277	5,307,781
SBA	4.88%	3/25/2035	1,201,293	1,200,728		1,201,293	1,200,728

Total Fixed-rate				282,260,511	0		282,260,511

Floating-rate 13.1%
FNMA ##	3.83%	11/1/2033	9,397,855	9,426,881		9,397,855	9,426,881
FNMA ##	4.53%	7/1/2032	5,722,379	5,762,400		5,722,379	5,762,400
FNMA ##	4.59%	6/1/2030	3,531,363	3,547,627		3,531,363	3,547,627
FNMA	4.73%	11/1/2030	822,997	830,941		822,997	830,941
FNMA ##	4.95%	2/1/2032 - 7/1/2044	30,226,341	30,650,902		30,226,341	30,650,902
FNMA ##	5.00%	9/1/2041	13,547,564	13,681,994		13,547,564	13,681,994
FNMA ##	5.15%	6/1/2040 - 1/1/2041	12,901,735	13,024,964		12,901,735	13,024,964
FNMA ##	5.29%	6/1/2040	3,577,306	3,631,430		3,577,306	3,631,430
FNMA	5.31%	5/1/2007	541,344	539,730		541,344	539,730
SBA ##	4.91%	10/25/2029 - 11/25/2029	18,551,185	18,390,509		18,551,185	18,390,509

Total Floating-rate				99,487,378	0		99,487,378

Total Agency Mortgage-Backed Pass Through Securities				381,747,889	0		381,747,889

Agency Reperforming Mortgage-Backed Pass Through Securities 2.7%
FNMA, Ser. 2002-T1, Class A3	7.50%	11/25/2031	3,299,219	3,443,460			3,299,219	3,443,460
FNMA, Ser. 2002-T16, Class A1 ##	6.50%	7/25/2042	5,068,884	5,147,046			5,068,884	5,147,046
FNMA, Ser. 2002-W3, Class A5	7.50%	1/25/2028	593,540	620,006			593,540	620,006
FNMA, Ser. 2002-W8, Class A4	7.00%	6/25/2017	2,306,105	2,380,108			2,306,105	2,380,108
FNMA, Ser. 2003-W1, Class 1A-1 ##	6.50%	12/25/2042	1,384,912	1,412,666			1,384,912	1,412,666
FNMA, Ser. 2003-W6, Class 3A ##	6.50%	9/25/2032	7,356,824	7,463,203			7,356,824	7,463,203

Total Agency Reperforming Mortgage-Backed Pass Through Securities				20,466,489		0		20,466,489

Asset-Backed Securities 1.7%
ACE Securities Corp., Ser. 2005-HE7, Class A2B, FRN	4.71%	11/25/2035			530,000	530,133	530,000	530,133
Argent Securities, Inc., Ser. 2004-W8, Class A2, FRN	5.44%	5/25/2034			1,650,000	1,660,830	1,650,000	1,660,830
Centex Home Equity, Ser. 2005-D, Class AF1, FRN	5.04%	10/25/2035			563,580	559,924	563,580	559,924
Countrywide Asset-Backed Certs., Ser. 2005-16, Class 2AF2, FRN	5.40%	12/25/2035			370,000	367,647	370,000	367,647
Countrywide Asset-Backed Certs., Ser. 2005-17, Class 1AF1, FRN	4.58%	12/27/2035			721,307	721,372	721,307	721,372
Countrywide Asset-Backed Certs., Ser. 2005-17, Class 1AF2, FRN	5.36%	12/27/2035			250,000	248,389	250,000	248,389
First Franklin Mtge. Loan Asset-Backed Certs., Ser. 2005-FF10, Class A3, FRN	4.74%	11/25/2035			1,570,000	1,570,608	1,570,000	1,570,608
HFC Home Equity Loan Asset-Backed Certs., Ser. 2005-3, Class A1, FRN	5.04%	1/20/2035			676,548	677,015	676,548	677,015
Lehman XS Trust, Ser. 2005-2, Class 2A1B, FRN	3.63%	8/25/2035			1,006,142	1,003,351	1,006,142	1,003,351
Lehman XS Trust, Ser. 2005-4, Class 2A1B, FRN	5.17%	10/25/2035			721,555	718,326	721,555	718,326
Lehman XS Trust, Ser. 2005-10, Class 2-A3B, FRN	5.55%	1/25/2036			648,787	642,050	648,787	642,050
Morgan Stanley ABS Capital I, Ser. 2005-WMC6, Class A2B, FRN	4.45%	7/25/2035			410,000	410,808	410,000	410,808
Popular ABS Mtge. Pass-Through Trust, Ser. 2005-6, Class A3, FRN	5.68%	12/25/2035			380,000	377,057	380,000	377,057
Residential Asset Mtge. Products, Inc., Ser. 2004-RS7, Class AI3	4.45%	7/25/2028			820,000	815,100	820,000	815,100
SLMA, Ser. 1998-1, Class A2, FRN	5.52%	10/25/2011	2,158,144	2,178,596			2,158,144	2,178,596
Structured Asset Investment Loan Trust, Ser. 2006-2, Class A1, FRN	4.88%	4/25/2036			628,327	628,295	628,327	628,295

Total Asset-Backed Securities				2,178,596		10,930,905		13,109,501

Commercial Mortgage-Backed Securities 2.6%
Fixed-rate 0.6%

Banc of America Comml. Mtge., Inc., Ser. 2005-3, Class A2	4.50%	7/10/2043			1,140,000	1,099,148	1,140,000	1,099,148

GE Capital Comml. Mtge. Corp., Ser. 2005-C3, Class A2	4.85%	7/10/2045			660,000	646,717	660,000	646,717
Greenwich Capital Comml. Funding Corp., Ser. 2005-GG5, Class A2	5.12%	4/10/2037			720,000	710,477	720,000	710,477
JPMorgan Chase Comml. Mtge. Securities Corp., Ser. 2005-LDP2, Class A2	4.58%	7/15/2042			280,000	270,878	280,000	270,878
JPMorgan Chase Comml. Mtge. Securities Corp., Ser. 2005-LDP4, Class A2	4.79%	10/15/2042			950,000	924,630	950,000	924,630
LB-UBS Comml. Mtge. Trust, Ser. 2000-C4, Class A1	7.18%	9/15/2019	143,032	144,482			143,032	144,482
LB-UBS Comml. Mtge. Trust, Ser. 2005-C5, Class A2	4.89%	9/15/2040			790,000	774,868	790,000	774,868
Morgan Stanley Capital I, Inc., Ser. 1998-XL1, Class A2	6.45%	6/3/2030	55,225	55,250			55,225	55,250

Total Fixed-rate				199,732		4,426,718		4,626,450

Floating-rate 2.0%
Banc of America Comml. Mtge., Inc., Ser. 2005-2, Class A4	4.78%	7/10/2042			1,400,000	1,344,897	1,400,000	1,344,897
Banc of America Comml. Mtge., Inc., Ser. 2005-6, Class A4	5.35%	9/10/2047			2,760,000	2,665,180	2,760,000	2,665,180
Citigroup/Deutsche Bank Comml. Mtge. Trust, Ser. 2005-CD1, Class A4	5.40%	7/15/2044			1,250,000	1,212,767	1,250,000	1,212,767
Credit Suisse First Boston Mtge. Securities Corp., Ser. 2005-CN2A, Class A1 144A	5.20%	11/15/2019	6,850,682	6,868,836			6,850,682	6,868,836
JPMorgan Chase Comml. Mtge. Securities Corp., Ser. 2006-CB14 A4	5.48%	12/12/2044			1,000,000	981,206	1,000,000	981,206
JPMorgan Chase Comml. Mtge. Securities Corp., Ser. 2006-LDP6, Class A4	5.48%	4/15/2043			1,150,000	1,125,062	1,150,000	1,125,062
Wachovia Bank Comml. Mtge. Trust, Ser. 2005-C20, Class A5	5.09%	7/15/2042			790,000	769,565	790,000	769,565

Total Floating-rate				6,868,836		8,098,677		14,967,513

Total Commercial Mortgage-Backed Securities				7,068,568		12,525,395		19,593,963

Corporate Bonds 2.2%
Financials 1.6%
Capital Markets 1.1%
Goldman Sachs Capital I	6.35%	2/15/2034	5,000,000	4,811,550			5,000,000	4,811,550
JPMorgan Chase Capital XV, Ser. O	5.88%	3/15/2035	4,000,000	3,641,968			4,000,000	3,641,968

Total Capital Markets				8,453,518		0		8,453,518

Commercial Banks 0.5%
Westpac Capital Trust IV 144A	5.26%	12/29/2049	4,000,000	3,735,948			4,000,000	3,735,948

Total Financials				12,189,466		0		12,189,466

Information Technology 0.6%
Communications Equipment 0.6%
Cisco Systems, Inc.	5.50%	2/22/2016	5,000,000	4,883,095			5,000,000	4,883,095

Total Corporate Bonds				17,072,561		0		17,072,561

Mortgage-Backed Securities 32.3%
Fixed-rate 32.3%
FHLMC	4.50%	5/1/2019			3,106,865	2,961,491	3,106,865	2,961,491
FHLMC	5.00%	8/1/2033			2,574,660	2,443,057	2,574,660	2,443,057
FHLMC	6.00%	5/1/2018			3,615,013	3,654,510	3,615,013	3,654,510
FHLMC	6.00%	10/1/2032			702,965	702,308	702,965	702,308
FHLMC	6.50%	4/1/2018			467,535	477,323	467,535	477,323
FHLMC	6.50%	9/1/2028			287,351	293,682	287,351	293,682
FHLMC	7.00%	12/1/2023			34,831	35,908	34,831	35,908
FHLMC	7.00%	5/1/2024			23,679	24,412	23,679	24,412
FHLMC	7.00%	12/1/2026			35,387	36,459	35,387	36,459
FHLMC	7.00%	1/1/2027			494	509	494	509
FHLMC	7.00%	4/1/2029			21,351	21,968	21,351	21,968
FHLMC	7.00%	5/1/2029			197,317	202,862	197,317	202,862
FHLMC	7.50%	4/1/2023			8,566	8,952	8,566	8,952
FHLMC	7.50%	8/1/2023			4,601	4,811	4,601	4,811
FHLMC	7.50%	4/1/2024			434,853	454,629	434,853	454,629
FHLMC	7.50%	5/1/2024			427,034	446,444	427,034	446,444
FHLMC	8.00%	6/1/2024			95,831	102,175	95,831	102,175
FHLMC	8.00%	8/1/2026			120,710	128,676	120,710	128,676
FHLMC	8.00%	11/1/2026			114,759	122,332	114,759	122,332
FHLMC	8.50%	10/1/2021			2,865	3,076	2,865	3,076
FHLMC	8.50%	7/1/2022			25,462	27,413	25,462	27,413
FHLMC	8.50%	5/1/2026			13,533	14,565	13,533	14,565
FHLMC	8.50%	8/1/2026			56,977	61,358	56,977	61,358
FHLMC	9.00%	8/1/2019			6,077	6,547	6,077	6,547
FHLMC	9.00%	11/1/2019			6,538	7,043	6,538	7,043
FHLMC	9.00%	12/1/2019			1,626	1,755	1,626	1,755

FHLMC	9.00%	1/1/2020	511	551	511	551
FHLMC	9.00%	2/1/2020	7,212	7,770	7,212	7,770
FHLMC	9.00%	3/1/2020	5,758	6,215	5,758	6,215
FHLMC	9.00%	6/1/2020	11,808	12,762	11,808	12,762
FHLMC	9.00%	9/1/2020	4,506	4,869	4,506	4,869
FHLMC	9.00%	12/1/2020	135	146	135	146
FHLMC	9.00%	2/1/2021	574	621	574	621
FHLMC	9.00%	3/1/2021	63,822	68,909	63,822	68,909
FHLMC	9.00%	4/1/2021	12,750	13,785	12,750	13,785
FHLMC	9.00%	6/1/2021	2,882	3,123	2,882	3,123
FHLMC	9.00%	7/1/2021	15,562	16,859	15,562	16,859
FHLMC	9.00%	8/1/2021	4,297	4,655	4,297	4,655
FHLMC	9.00%	4/1/2022	15,481	16,789	15,481	16,789
FHLMC	9.00%	7/1/2022	4,238	4,591	4,238	4,591
FHLMC	9.00%	9/1/2024	5,824	6,328	5,824	6,328
FHLMC	9.00%	10/1/2024	4,864	5,285	4,864	5,285
FHLMC	9.50%	9/1/2016	350	379	350	379
FHLMC	9.50%	10/1/2016	2,551	2,757	2,551	2,757
FHLMC	9.50%	12/1/2017	5,533	5,695	5,533	5,695
FHLMC	9.50%	2/1/2018	9,469	10,331	9,469	10,331
FHLMC	9.50%	8/1/2018	77	84	77	84
FHLMC	9.50%	8/1/2019	919	1,003	919	1,003
FHLMC	9.50%	2/1/2020	60	66	60	66
FHLMC	9.50%	6/1/2020	1,526	1,660	1,526	1,660
FHLMC	9.50%	8/1/2020	2,445	2,663	2,445	2,663
FHLMC	9.50%	9/1/2020	867	943	867	943
FHLMC	9.50%	10/1/2020	646	704	646	704
FHLMC	9.50%	11/1/2020	1,624	1,769	1,624	1,769
FHLMC	9.50%	5/1/2021	801	874	801	874
FHLMC	10.00%	8/1/2017	115	125	115	125
FHLMC	10.00%	1/1/2019	118	129	118	129
FHLMC	10.00%	8/1/2019	334	366	334	366
FHLMC	10.00%	12/1/2019	1,563	1,711	1,563	1,711
FHLMC	10.00%	3/1/2020	139	152	139	152
FHLMC	10.00%	5/1/2020	144	158	144	158
FHLMC	10.00%	6/1/2020	2,123	2,327	2,123	2,327
FHLMC	10.00%	7/1/2020	284	312	284	312
FHLMC	10.00%	8/1/2020	178	195	178	195
FHLMC	10.50%	12/1/2018	398	405	398	405
FHLMC	10.50%	2/1/2019	449	493	449	493
FHLMC	10.50%	5/1/2019	845	933	845	933
FHLMC	10.50%	6/1/2019	137	154	137	154
FHLMC	10.50%	2/1/2020	4,716	5,219	4,716	5,219
FHLMC	10.50%	5/1/2020	12,124	13,415	12,124	13,415
FHLMC, 30 year #	5.00%	5/1/2036	40,664,000	38,440,167	40,664,000	38,440,167
FNMA	5.00%	6/1/2018	15,050,985	14,683,706	15,050,985	14,683,706
FNMA	5.00%	9/1/2033	1,024,253	972,416	1,024,253	972,416
FNMA	5.00%	11/1/2033	434,223	412,247	434,223	412,247
FNMA	5.00%	3/1/2034	2,805,539	2,663,551	2,805,539	2,663,551
FNMA	5.50%	5/1/2024	11,249,607	11,020,290	11,249,607	11,020,290
FNMA	5.50%	7/1/2031	194,801	189,908	194,801	189,908
FNMA	5.50%	8/1/2031	197,630	192,827	197,630	192,827
FNMA	5.50%	9/1/2031	555,547	541,511	555,547	541,511
FNMA	5.50%	11/1/2031	64,296	62,672	64,296	62,672
FNMA	5.50%	12/1/2031	1,098,749	1,070,990	1,098,749	1,070,990
FNMA	5.50%	1/1/2032	1,132,849	1,104,228	1,132,849	1,104,228
FNMA	5.50%	2/1/2032	903,594	880,570	903,594	880,570
FNMA	5.50%	3/1/2032	85,313	83,158	85,313	83,158

FNMA	5.50%	4/1/2032	33,553	32,687	33,553	32,687
FNMA	5.50%	5/1/2032	874,405	851,838	874,405	851,838
FNMA	5.50%	6/1/2032	1,329,353	1,295,044	1,329,353	1,295,044
FNMA f	5.50%	7/1/2032	1,112,639	1,083,923	1,112,639	1,083,923
FNMA	5.50%	8/1/2032	1,188,465	1,157,792	1,188,465	1,157,792
FNMA	5.50%	9/1/2032	17,225	16,781	17,225	16,781
FNMA	5.50%	4/1/2033	669,045	651,565	669,045	651,565
FNMA	5.50%	5/1/2033	5,744,379	5,594,300	5,744,379	5,594,300
FNMA	5.50%	8/1/2033	498,440	485,418	498,440	485,418
FNMA	5.50%	11/1/2033	39,638,784	38,603,178	39,638,784	38,603,178
FNMA	5.50%	12/1/2033	1,721,417	1,676,443	1,721,417	1,676,443
FNMA f	6.00%	12/1/2016	1,756,898	1,780,074	1,756,898	1,780,074
FNMA	6.00%	2/1/2017	1,083,045	1,097,332	1,083,045	1,097,332
FNMA	6.00%	9/1/2017	3,635,777	3,683,859	3,635,777	3,683,859
FNMA	6.00%	3/1/2024	869,949	871,491	869,949	871,491
FNMA	6.00%	11/1/2028	237,693	237,658	237,693	237,658
FNMA	6.00%	1/1/2029	505,410	505,336	505,410	505,336
FNMA	6.00%	2/1/2029	393,509	393,451	393,509	393,451
FNMA	6.00%	7/1/2029	51,354	51,342	51,354	51,342
FNMA	6.00%	1/1/2030	30,240	30,233	30,240	30,233
FNMA	6.00%	9/1/2032	1,922,416	1,918,370	1,922,416	1,918,370
FNMA	6.00%	11/1/2032	23,064,438	23,027,585	23,064,438	23,027,585
FNMA	6.50%	12/1/2029	3,549,238	3,628,162	3,549,238	3,628,162
FNMA	6.50%	11/1/2031	763,319	780,341	763,319	780,341
FNMA	7.00%	2/1/2034	26,258	27,002	26,258	27,002
FNMA	7.00%	4/1/2034	2,004,924	2,065,384	2,004,924	2,065,384
FNMA	7.00%	6/1/2034	498,744	512,861	498,744	512,861
FNMA	7.00%	8/1/2034	329,167	338,484	329,167	338,484
FNMA	7.00%	12/1/2034	479,819	493,401	479,819	493,401
FNMA	7.00%	1/1/2035	1,844,252	1,896,454	1,844,252	1,896,454
FNMA	7.00%	6/1/2035	400,677	411,978	400,677	411,978
FNMA	7.00%	9/1/2035	716,882	737,101	716,882	737,101
FNMA	7.00%	1/1/2036	3,357,264	3,451,890	3,357,264	3,451,890
FNMA	7.50%	12/1/2017	124,423	130,033	124,423	130,033
FNMA	7.50%	1/1/2033	938,403	978,049	938,403	978,049
FNMA	8.00%	12/1/2024	1,950	2,077	1,950	2,077
FNMA	8.00%	12/1/2025	1,067	1,135	1,067	1,135
FNMA	8.00%	1/1/2026	50,360	53,632	50,360	53,632
FNMA	8.00%	6/1/2026	231	246	231	246
FNMA	8.00%	7/1/2026	191,986	204,728	191,986	204,728
FNMA	8.00%	8/1/2026	121,961	130,022	121,961	130,022
FNMA	8.00%	9/1/2026	429,835	458,365	429,835	458,365
FNMA	8.00%	10/1/2026	264,180	281,715	264,180	281,715
FNMA	8.00%	11/1/2026	203,619	217,134	203,619	217,134
FNMA	8.00%	12/1/2026	66,707	71,134	66,707	71,134
FNMA	8.00%	8/1/2027	6,935	7,399	6,935	7,399
FNMA	8.00%	9/1/2027	62,520	66,706	62,520	66,706
FNMA	8.00%	2/1/2028	6,619	7,062	6,619	7,062
FNMA	8.50%	8/1/2014	6,313	6,560	6,313	6,560
FNMA	8.50%	12/1/2014	1,884	2,027	1,884	2,027
FNMA	8.50%	1/1/2017	29,017	30,923	29,017	30,923
FNMA	8.50%	5/1/2017	38,371	40,892	38,371	40,892
FNMA	8.50%	8/1/2024	74,292	79,937	74,292	79,937
FNMA	8.50%	6/1/2026	20,894	22,515	20,894	22,515
FNMA	8.50%	7/1/2026	44,578	48,037	44,578	48,037
FNMA	8.50%	8/1/2026	22,993	24,777	22,993	24,777
FNMA	8.50%	9/1/2026	1,567	1,688	1,567	1,688
FNMA	8.50%	10/1/2026	71,513	77,062	71,513	77,062

FNMA	8.50%	11/1/2026			36,387	39,211	36,387	39,211
FNMA	8.50%	12/1/2026			62,351	67,189	62,351	67,189
FNMA	8.50%	1/1/2027			14,428	15,547	14,428	15,547
FNMA	8.50%	2/1/2027			14,591	15,732	14,591	15,732
FNMA	8.50%	3/1/2027			14,219	15,322	14,219	15,322
FNMA	9.00%	6/1/2021			2,161	2,338	2,161	2,338
FNMA	9.00%	8/1/2021			1,518	1,649	1,518	1,649
FNMA	9.00%	7/1/2024			11,185	12,186	11,185	12,186
FNMA	9.00%	1/1/2025			91,845	100,140	91,845	100,140
FNMA	9.00%	2/1/2025			20,452	22,282	20,452	22,282
FNMA	9.00%	3/1/2025			159,785	174,219	159,785	174,219
FNMA	9.00%	4/1/2025			20,189	22,014	20,189	22,014
FNMA	9.50%	10/1/2020			335	368	335	368
FNMA	9.50%	11/1/2020			2,160	2,377	2,160	2,377
FNMA, 15 year #	4.50%	5/1/2021			7,500,000	7,139,063	7,500,000	7,139,063
FNMA, 30 year #	5.00%	5/1/2036			10,441,000	9,873,271	10,441,000	9,873,271
FNMA, 30 year #	5.50%	5/1/2036			19,023,000	18,470,154	19,023,000	18,470,154
FNMA, 30 year #	6.50%	5/1/2036			14,227,000	14,467,081	14,227,000	14,467,081
FNMA, 30 year #	7.00%	5/1/2036			6,170,000	6,341,601	6,170,000	6,341,601
GNMA	7.50%	10/15/2022			1,598	1,676	1,598	1,676
GNMA	7.50%	11/15/2022			16,715	17,532	16,715	17,532
GNMA	7.50%	12/15/2022			32,929	34,539	32,929	34,539
GNMA	7.50%	2/15/2023			4,306	4,519	4,306	4,519
GNMA	7.50%	3/15/2023			35,825	37,601	35,825	37,601
GNMA	7.50%	8/15/2023			436,533	458,180	436,533	458,180
GNMA	7.50%	3/15/2024			113,147	118,826	113,147	118,826
GNMA	8.00%	4/15/2023			22,386	23,887	22,386	23,887
GNMA	8.00%	6/15/2023			10,535	11,241	10,535	11,241
GNMA	8.00%	2/15/2024			6,377	6,810	6,377	6,810
GNMA	8.00%	9/15/2024			13,218	14,116	13,218	14,116
GNMA	8.00%	5/15/2025			12,840	13,722	12,840	13,722
GNMA	8.00%	6/15/2025			44,066	47,093	44,066	47,093
GNMA	8.50%	7/15/2016			2,532	2,711	2,532	2,711

Total Mortgage-Backed Securities				0		244,697,594		244,697,594

U.S. Government & Agency Obligations 12.1%
FHLB Þ	3.63%	11/14/2008	10,000,000	9,633,770			10,000,000	9,633,770
FHLB Þ	3.88%	6/15/2008	7,500,000	7,315,155			7,500,000	7,315,155
FHLB	4.00%	11/28/2007	5,000,000	4,999,250			5,000,000	4,999,250
FHLB	4.10%	6/13/2008	5,000,000	4,897,575			5,000,000	4,897,575
FHLB	4.50%	2/18/2015	5,000,000	4,673,445			5,000,000	4,673,445
FHLMC	2.85%	2/23/2007	8,000,000	7,853,064			8,000,000	7,853,064
FHLMC Þ	4.13%	10/18/2010	10,585,000	10,123,102			10,585,000	10,123,102
FHLMC ##	5.05%	3/30/2007	14,000,000	13,959,344			14,000,000	13,959,344
FHLMC	5.50%	7/15/2006	8,000,000	8,004,584			8,000,000	8,004,584
FHLMC	5.80%	9/2/2008	2,000,000	2,023,332			2,000,000	2,023,332
FNMA	4.38%	3/15/2013	5,000,000	4,737,935			5,000,000	4,737,935
FNMA	4.63%	10/15/2013	4,625,000	4,436,037			4,625,000	4,436,037
FNMA	6.08%	1/1/2019	9,245,341	9,355,545			9,245,341	9,355,545

Total U.S. Government & Agency Obligations				92,012,138		0		92,012,138

U.S. Treasury Obligations 1.6%
U.S. Treasury Notes Þ	4.13%	8/15/2010	12,500,000	12,127,938		0	12,500,000	12,127,938

Whole Loan Mortgage-Backed Collateralized Mortgage
Obligations 3.5%
Fixed-rate 3.1%
Chase Mtge. Fin. Corp., Ser. 2003-S15, Class 1A1	6.00%	1/25/2034	4,834,294	4,840,865			4,834,294	4,840,865
Countrywide Alternative Loan Trust, Ser. 2004-1T1, Class A6	5.75%	2/25/2034	5,000,000	4,890,624			5,000,000	4,890,624
Countrywide Alternative Loan Trust, Ser. 2005-46CB, Class A14	5.50%	10/25/2035	10,000,000	9,943,300			10,000,000	9,943,300
Countrywide Alternative Loan Trust, Ser. 2005-J1, Class 3A1	6.50%	8/25/2032			1,877,256	1,893,682	1,877,256	1,893,682
Countrywide Alternative Loan Trust, Ser. 2005-J3, Class 3A1	6.50%	9/25/2034			2,049,531	2,058,363	2,049,531	2,058,363

Total Fixed-rate				19,674,789		3,952,045		23,626,834

Floating-rate 0.4%

Banc of America Mtge. Securities, Ser. 2005-E, Class 2A2	4.99%	6/25/2035			177,257	176,890	177,257	176,890

Citigroup Mtge. Loan Trust, Inc., Ser. 2006-WF1, Class A2B	5.54%	3/1/2036			250,000	247,172	250,000	247,172
JPMorgan Mtge. Trust., Ser. 2005-S2, Class 3A1	6.75%	2/25/2032			1,715,342	1,713,087	1,715,342	1,713,087
Washington Mutual, Inc., Ser. 2005-AR8, Class 2AB1	4.78%	7/25/2045			945,749	945,750	945,749	945,750

Total Floating-rate				0		3,082,899		3,082,899

Total Whole Loan Mortgage-Backed Collateralized Mortgage Obligations				19,674,789		7,034,944		26,709,733

Whole Loan Subordinate Collateralized Mortgage
Obligations 1.5%
Fixed-rate 1.5%
Countrywide Alternative Loan Trust, Ser. 2004-2CB, Class M	5.66%	3/25/2034	11,498,431	11,144,279		0	11,498,431	11,144,279

Short-Term Investments 14.7%
U.S. Agency Obligations 9.0%
FHLB	4.63%	7/18/2007	6,250,000	6,248,276			6,250,000	6,248,276
FNMA †	4.76%	5/15/2006	25,000,000	24,954,500			25,000,000	24,954,500
FNMA †	4.80%	5/1/2006	18,351,000	18,351,000			18,351,000	18,351,000
FNMA † #	4.99%	6/1/2006	18,351,000	18,273,569			18,351,000	18,273,569

Total U.S. Agency Obligations				67,827,345		0		67,827,345

Mutual Fund Shares 5.7%
Evergreen Institutional U.S. Government Money Market
Fund ø ##			15,249,585	15,249,585			15,249,585	15,249,585
Navigator Prime Portfolio ÞÞ			27,926,014	27,926,014			27,926,014	27,926,014

Total Mutual Fund Shares				43,175,599		0		43,175,599

Total Short-Term Investments				111,002,944		0		111,002,944

Total Investments ($818,637,947, $315,814,782 and
$1,134,452,729, respectively) 148.2%				812,083,561		310,833,210		1,122,916,771
Other Assets and Liabilities (48.2%)				(272,892,568)		(92,429,885)		(365,322,453)

Net Assets 100.0%				$539,190,993		$218,403,325		$757,594,318

##	All or a portion of this security has been segregated for when-issued or delayed delivery securities.
#	When-issued or delayed delivery security
144A

Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees, unless otherwise noted.

f	All or a portion of this security was pledged to cover initial margin requirements for open futures contracts.
Þ	All or a portion of this security is on loan.
†	Rate shown represents the yield to maturity at date of purchase.
ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Evergreen U.S. Government Fund and the money market fund.
ÞÞ	Represents investment of cash collateral received from securities on loan.

Summary of Abbreviations
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
FRN	Floating Rate Note
GNMA	Government National Mortgage Association
IO	Interest Only Security
PO	Principal Only Security
SBA	Small Business Administration
SLMA	Student Loan Marketing Association
TBA	To Be Announced

At April 30, 2006, the Atlas U.S. Government and Mortgage Securities Fund had open long futures contracts outstanding as follows:

		Initial Contract	Value at	Unrealized
Expiration	Contracts	Amount	4/30/2006	Loss

June-06	38 U.S. Treasury Notes, 5 Year	$3,986,588	$3,957,938	$28,650

June-06	22 U.S. Long Bonds	2,402,406	2,350,562	51,844

At April 30, 2006, the Atlas U.S. Government and Mortgage Securities Fund had open short futures contracts outstanding as follows:

		Initial Contract	Value at	Unrealized
Expiration	Contracts	Amount	4/30/2006	Gain

June-06	303 U.S. Treasury Notes, 2 Year	$61,869,355	$61,731,515	$137,840

June-06	306 U.S. Treasury Notes, 10 Year	32,664,224	32,306,906	357,318

See Notes to Pro Forma Combining Financial Statements

Evergreen U.S. Government Fund
Pro Forma Combining Financial Statements (unaudited)
Pro Forma Combining Statement of Assets and Liabilities
April 30, 2006

	Evergreen U.S. Government Fund	Atlas U.S. Government and Mortgage Securities Fund	Adjustments		Evergreen U.S. Government Fund Pro Forma

Assets
Investments in securities, at value (cost $803,388,362, $315,814,782 and $1,119,203,144, respectively) including $27,420,650, $0 and $27,420,650, respectively, of securities loaned	$796,833,976	$310,833,210			$1,107,667,186
Investments in affiliated money market fund, at value (cost $15,249,585, $0
and $15,249,585, respectively)	15,249,585	0			15,249,585

Total investments	812,083,561	310,833,210			1,122,916,771
Cash	0	12,374,554			12,374,554
Receivables for securities sold	0	6,347,530			6,347,530
Principal paydown receivable	11,636	2,589			14,225
Receivable for Fund shares sold	1,644,139	175,634			1,819,773
Interest receivable	3,220,106	973,942			4,194,048
Receivable for securities lending income	685	0			685
Prepaid expenses and other assets	47,204	0			47,204

Total assets	817,007,331	330,707,459			1,147,714,790

Liabilities
Dividends payable	454,714	704,804			1,159,518
Payable for securities purchased	248,874,913	111,246,664			360,121,577
Payable for Fund shares redeemed	443,424	5			443,429
Payable for securities on loan	27,926,014	0			27,926,014
Payable for daily variation margin on open futures contracts	0	89,737			89,737
Advisory fee payable	17,954	95,069			113,023
Distribution Plan expenses payable	2,696	0			2,696
Due to other related parties	5,607	0			5,607
Accrued expenses and other liabilities	91,016	167,855			258,871

Total liabilities	277,816,338	112,304,134			390,120,472

Net assets	$539,190,993	$218,403,325			$757,594,318

Net assets represented by
Paid-in capital	$562,622,369	$229,450,331			$792,072,700
Overdistributed net investment income	(112,583)	(20)			(112,603)
Accumulated net realized losses on investments	(16,764,407)	(6,476,578)			(23,240,985)
Net unrealized losses on investments	(6,554,386)	(4,570,408)			(11,124,794)

Total net assets	$539,190,993	$218,403,325			$757,594,318

Class A Shares
Net assets	$77,581,188		218,403,325	(a)	$295,984,513
Shares of beneficial interest outstanding (unlimited number of shares authorized)	7,908,487		22,263,453	(b)	30,171,940
Net asset value	$9.81				$9.81
Maximum offering price (based on sales charge of 4.75% and 4.75%, respectively)	$10.30				$10.30

Class B Shares
Net assets	$16,746,958				$16,746,958
Shares of beneficial interest outstanding (unlimited number of shares authorized)	1,707,228				1,707,228
Net asset value	$9.81				$9.81

Class C Shares
Net assets	$7,972,701				$7,972,701
Shares of beneficial interest outstanding (unlimited number of shares authorized)	812,755				812,755
Net asset value	$9.81				$9.81

Class I Shares
Net assets	$436,890,146				$436,890,146
Shares of beneficial interest outstanding (unlimited number of shares authorized)	44,537,739				44,537,739
Net asset value	$9.81				$9.81

Atlas Fund Shares
Net assets		$218,403,325	(218,403,325)	(a)
Shares of beneficial interest outstanding (unlimited number of shares authorized)		22,347,053	(22,347,053)	(b)
Net asset value		$9.77

(a) Reflects the merger of target fund assets into Class A of the surviving fund.
(b) Reflects the impact of converting shares of the target fund into shares of the surviving fund.

See Notes to Pro Forma Combining Financial Statements.

Evergreen U.S. Government Fund
Pro Forma Combining Financial Statements (unaudited)
Pro Forma Combining Statement of Operations

Year Ended April 30, 2006

Evergreen U.S. Government Fund		Atlas U.S. Government and Mortgage Securities Fund	Adjustments		Evergreen U.S. Government Fund Pro Forma

Investment income
Interest	$21,388,193	$12,981,156			$34,369,349
Income from affiliate	1,464,158	0			1,464,158
Securities lending income	110,156	0			110,156

Total investment income	22,962,507	12,981,156			35,943,663

Expenses
Advisory fee	2,239,342	1,356,829	(445,118)	(a)	3,151,053
Distribution Plan expenses
Class A/Atlas shares	258,073	616,740			874,813
Class B	210,615	0			210,615
Class C	87,197	0			87,197
Administrative services fee	548,275	0	245,047	(b)	793,322
Transfer agent fees	699,507	248,713	(120,867)	(c)	827,353
Trustees' fees and expenses	16,897	13,017	(9,567)	(g)	20,347
Printing and postage expenses	39,801	22,416	(5,217)	(d)	57,000
Custodian and accounting fees	165,923	228,941	(154,783)	(g)	240,081
Registration and filing fees	47,412	34,824	(33,808)	(e)	48,428
Professional fees	30,799	47,393	(28,696)	(e)	49,496
Other	13,239	8,705			21,944

Total expenses	4,357,080	2,577,578	(553,009)		6,381,649
Less: Expense reductions	(11,472)	0			(11,472)
Fee waivers and expense reimbursements	(4,999)	(5,479)	5,479	(f)	(4,999)

Net expenses	4,340,609	2,572,099	(547,530)		6,365,178

Net investment income (loss)	18,621,898	10,409,057	547,530		29,578,485

Net realized and unrealized gains or losses on investments
Net realized gains or losses on:
Securities	(4,671,940)	(665,151)			(5,337,091)
Futures contracts	0	1,158,645			1,158,645

Net realized gains or losses on investments	(4,671,940)	493,494			(4,178,446)
Net change in unrealized gains or losses on investments	(8,160,401)	(8,165,028)			(16,325,429)

Net realized and unrealized gains or losses on investments	(12,832,341)	(7,671,534)			(20,503,875)

Net increase in net assets resulting from operations	$ 5,789,557	$2,737,523	547,530		$9,074,610

(a)	Reflects a decrease based on the surviving fund's fee schedule and the average net assets of the combined fund.
(b)	Reflects an increase based on the surviving fund's fee schedule and the average net assets of the combined fund.
(c)	Reflects a decrease based on the surviving fund's transfer agent fee schedule and the number of shareholder accounts
(d)	Reflects a decrease based on the combined asset level and the combined number of shareholder accounts of the surviving fund.
(e)	Reflects a savings resulting from the elimination of duplicate fees of the individual funds.
(f)	Reflects an adjustment for fee waivers necessary for the surviving fund.
(g)	Reflects a decrease based on the combined asset level of the surviving fund.

See Notes to Pro Forma Combining Financial Statements.

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Evergreen U.S. Government Fund
Notes to Pro Forma Combining Financial Statements (Unaudited)
April 30, 2006

1.	Basis of Combination

The Pro Forma Combining Statement of Assets and Liabilities, including the Pro Forma Schedule of Investments and the related Pro Forma Combining Statement of Operations ("Pro Forma Statements"), reflect the accounts of Evergreen U.S. Government Fund and Atlas U.S. Government and Mortgage Securities Fund (individually, the "Fund") at April 30, 2006 and for the period then ended.

The Pro Forma Statements give effect to the proposed Agreement and Plan of Reorganization (the "Reorganization") to be submitted to shareholders of Atlas U.S. Government and Mortgage Securities Fund. The Reorganization provides for the acquisition of all the assets and the identified liabilities of Atlas U.S. Government and Mortgage Securities Fund by Evergreen U.S. Government Fund, in a tax-free exchange for Class A shares of Evergreen U.S. Government Fund. Thereafter, there will be a distribution of Class A shares of Evergreen U.S. Government Fund to the shareholders of Atlas U.S. Government and Mortgage Securities Fund in liquidation and subsequent termination thereof. As a result of the Reorganization, the shareholders of Atlas U.S. Government and Mortgage Securities Fund will become the owners of that number of full and fractional Class A shares of Evergreen U.S. Government Fund having an aggregate net asset value equal to the aggregate net asset value of their shares in their Fund as of the close of business immediately prior to the date that Atlas U.S. Government and Mortgage Securities Fund are exchanged for Class A shares of Evergreen U.S. Government Fund.

The Pro Forma Statements reflect the expenses of each Fund in carrying out its obligations under the Reorganization as though the merger occurred at the beginning of the period presented.

The information contained herein is based on the experience of each Fund for the period then ended and is designed to permit shareholders of the consolidating mutual funds to evaluate the financial effect of the proposed Reorganization. The expenses of Atlas U.S. Government and Mortgage Securities Fund in connection with the Reorganization (including the cost of any proxy soliciting agents) will be borne by Evergreen Investment Management Company, LLC ("EIMC"). It is not anticipated that the securities of the combined portfolio will be sold in significant amounts in order to comply with the policies and investment practices of Evergreen U.S. Government Fund. As of April 30, 2006, securities held by Atlas U.S. Government and Mortgage Securities Fund would comply with the compliance guidelines and investment restrictions of Evergreen U.S. Government Fund.

The Pro Forma Statements should be read in conjunction with the historical financial statements of each Fund incorporated by reference in the Statement of Additional Information.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that effect amounts reported herein. Actual results could differ from their estimates.

a.	Valuation of investments

Portfolio debt securities acquired with more than 60 days to maturity are valued at prices obtained from an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available or not reflective of current market value are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

b.	Futures contracts

In order to gain exposure to or protect against changes in security values, the Fund may buy and sell futures contracts. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts.

c.	Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan, including accrued interest. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

d.	Federal taxes

The Funds qualified as regulated investment companies and distribute all of their taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

Evergreen U.S. Government Fund, after giving effect to the Reorganization, intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

3.	Shares of Beneficial Interest

As a result of the Reorganization, Evergreen U.S. Government Fund would acquire the net assets of Atlas U.S. Government and Mortgage Securities Fund in a tax-free exchange for Class A shares of Evergreen U.S. Government Fund. The Pro Forma net asset values per share assume the issuance of 22,263,453 Class A shares of Evergreen U.S. Government Fund which would have been issued at April 30, 2006 in connection with the proposed Reorganization. The issuance of these shares to shareholders of Atlas U.S. Government and Mortgage Securities Fund resulted in 30,171,940 shares of Class A shares in the Pro Forma combined fund at April 30, 2006.

Shareholders of Atlas U.S. Government and Mortgage Securities Fund would receive Class A shares of Evergreen U.S. Government Fund based on a conversion ratio determined on April 30, 2006. The conversion ratio is calculated by dividing the net asset value per share of Atlas U.S. Government and Mortgage Securities Fund by the Class A net asset value per share of Evergreen U.S. Government Fund.

4.	Pro Forma Operations

The Pro Forma Combining Statement of Operations assumes similar rates of gross investment income for the investments of each Fund. Accordingly, the combined gross investment income is equal to the sum of each Fund's gross investment income. Pro Forma operating expenses include the actual expenses of the Funds, adjusted to reflect the expected expenses of the combined entity. The combined pro forma expenses were calculated by determining the expense rates based on the combined average net assets of the two funds and applying those rates to the average net assets of Evergreen U.S. Government Fund for the twelve months ended April 30, 2006 and to the average net assets of Atlas U.S. Government and Mortgage Securities Fund for the twelve months ended April 30, 2006. The adjustments reflect those amounts needed to adjust the combined expenses to these rates.

5.	Regulatory Matters and Legal Proceedings

Since September 2003, governmental and self-regulatory authorities have instituted numerous ongoing investigations of various practices in the mutual fund industry, including investigations relating to revenue sharing, market-timing, late trading and record retention, among other things. The investigations cover investment advisors, distributors and transfer agents to mutual funds, as well as other firms. EIMC, Evergreen Investment Services, Inc. ("EIS") and Evergreen Service Company, LLC (collectively, "Evergreen") have received subpoenas and other requests for documents and testimony relating to these investigations, are endeavoring to comply with those requests, and are cooperating with the investigations. Evergreen is continuing its own internal review of policies, practices, procedures and personnel, and is taking remedial action where appropriate.

In connection with one of these investigations, on July 28, 2004, the staff of the Securities and Exchange Commission ("SEC") informed Evergreen that the staff intends to recommend to the SEC that it institute an enforcement action against Evergreen. The SEC staff's proposed allegations relate to (i) an arrangement pursuant to which a broker at one of EIMC's affiliated broker-dealers had been authorized, apparently by an EIMC officer (who is no longer with EIMC), to engage in short-term trading, on behalf of a client, in Evergreen Mid Cap Growth Fund (formerly Evergreen Emerging Growth Fund and prior to that, known as Evergreen Small Company Growth Fund) during the period from December 2000 through April 2003, in excess of the limitations set forth in the funds' prospectus, (ii) short-term trading from September 2001 through January 2003, by a former Evergreen portfolio manager of Evergreen Precious Metals Fund, a fund he managed at the time, (iii) the sufficiency of systems for monitoring exchanges and enforcing exchange limitations as stated in the fund's prospectuses, and (iv) the adequacy of e-mail retention practices. In connection with the activity in Evergreen Mid Cap Growth Fund, EIMC reimbursed the fund $378,905, plus an additional $25,242, representing what EIMC calculated at that time to be the client's net gain and the fees earned by EIMC and the expenses incurred by this fund on the client's account. In connection with the activity in Evergreen Precious Metals Fund, EIMC reimbursed the fund $70,878, plus an additional $3,075, representing what EIMC calculated at that time to be the portfolio manager's net gain and the fees earned by EIMC and expenses incurred by the fund on the portfolio manager's account. Evergreen is currently engaged in discussions with the staff of the SEC concerning its recommendation.

The staff of the National Association of Securities Dealers ("NASD") had notified EIS that it has made a preliminary determination to recommend that disciplinary action be brought against EIS for certain violations of the NASD's rules. The recommendation relates principally to allegations that EIS (i) arranged for fund portfolio trades to be directed to broker-dealers (including Wachovia Securities, LLC, an affiliate of EIS) that sold Evergreen fund shares during the period of January 2001 to December 2003 and (ii) provided non-cash compensation by sponsoring offsite meetings attended by Wachovia Securities, LLC brokers during that period. EIS is cooperating with the NASD staff in its review of these matters.

Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties or injunctions regarding Evergreen, restitution to mutual fund shareholders and/or other financial penalties and structural changes in the governance or management of Evergreen's mutual fund business. Any penalties or restitution will be paid by Evergreen and not by the Evergreen funds.

In addition, the Evergreen funds and EIMC and certain of its affiliates are involved in various legal actions, including private litigation and class action lawsuits. EIMC does not expect that any of such legal actions currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds or on EIMC's ability to provide services to the Evergreen funds.

Although Evergreen believes that neither the foregoing investigations described above nor any pending or threatened legal actions will have a material adverse impact on the Evergreen funds, there can be no assurance that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses, or that they will not have other adverse consequences on the Evergreen funds.

PART C

Item 16. Exhibits:

1.  Amended and Restated Declaration of Trust. Incorporated by reference to Evergreen Select Equity Trust's Post-Effective Amendment No. 23 filed on August 8, 2003, Registration No. 333-36047.

2.  Amended and Restated Bylaws. Incorporated by reference to Evergreen Select Equity Trust's Post-Effective Amendment No. 15 filed on May 11, 2001, Registration No. 333-36047.

3.  Not applicable.

4.  Form of Agreement and Plan of Reorganization. Exhibit A to Prospectus/Proxy Statement incorporated by reference in Part A of this Registration Statement.

5.  Declaration of Trust of Evergreen Select Equity Trust Articles II., III.6(c), IV.(3), IV.(8), V., VI., VII., and VIII. and ByLaws Articles II., III., and VIII., included as part of Exhibits 1 and 2 of this Registration Statement.

6.  Investment Advisory and Management Agreement between Evergreen Investment Management Company, LLC and Evergreen Select Equity Trust. Incorporated by reference to Evergreen Select Equity Trust's Post-Effective Amendment No. 27 filed on November 24, 2004, Registration No. 333-36047.

7.(a)  Principal Underwriting Agreement between Evergreen Investment Services, Inc. and Evergreen Select Equity Trust. Incorporated by reference to Evergreen Select Equity Trust's Post-Effective Amendment No. 27 filed on November 24, 2004, Registration No. 333-36047.

7.(b)  Dealer Agreement and Amendment to Dealer Agreement used by Evergreen Investment Services, Inc. as of May 1, 2004. Incorporated by reference to Evergreen Select Equity Trust's Post-Effective Amendment No. 27 filed on November 24, 2004, Registration No. 333-36047.

8.  Deferred Compensation Plan. Incorporated by reference to Evergreen Select Equity Trust's Post-Effective Amendment No. 15 filed on May 11, 2001, Registration No. 333-36047.

9.  Custodian Agreement between State Street Bank and Trust Company and Evergreen Select Equity Trust. Incorporated by reference to Evergreen Select Equity Trust's Post-Effective Amendment No. 4 filed on June 30, 1998, Registration No. 333-36047.

10.(a)  Rule 12b-1 Distribution Plan for Class A. Incorporated by reference to Evergreen Select Equity Trust's Post-Effective Amendment No. 23 filed on August 8, 2003, Registration No. 333-36047.

10.(b)  Rule 12b-1 Distribution Plans for Classes B and C. Incorporated by reference to Evergreen Select Equity Trust's Post-Effective Amendment No. 22 filed on March 31, 2003, Registration No. 333-36047.

10.(c)  Multiple Class Plan. Incorporated by reference to Evergreen Select Equity Trust's Post-Effective Amendment No. 25 filed on November 24, 2003, Registration No. 333-36047.

11.  Opinion and Consent of Richards, Layton & Finger P.A. Contained herein.

12.  Tax Opinion and Consent of Ropes & Gray LLP. To be filed by Amendment.

13.  Not applicable.

14.(a)  Consent of KPMG LLP. Contained herein.

14.(b)  Consent of Deloitte & Touche LLP. Contained herein.

14.(c)  Consent of Ropes & Gray LLP. Incorporated by reference to Evergreen Select Equity Trust's Registration Statement on Form N-14 filed on November 17, 2006, Registration No. 333-138786.

15.  Not applicable.

16.  Powers of Attorney. Incorporated by reference to Evergreen Select Equity Trust's Registration Statement on Form N-14 filed on November 17, 2006, Registration No. 333-138786.

17.  Proxy Cards. Contained herein.

Item 17. Undertakings

(1)      The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus that is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by person who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)      The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 27th day of December 2006.

EVERGREEN SELECT EQUITY TRUST
By: /s/ Michael H. Koonce
Name: Michael H. Koonce
Title: Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on the 27th day of December 2006.

/s/ Dennis H. Ferro	/s/ Michael H. Koonce	/s/ Jeremy DePalma
Dennis H. Ferro*	Michael H. Koonce*	Jeremy DePalma*
President	Secretary	Treasurer
(Chief Executive Officer) (Chief Investment Officer)		(Principal Financial and Accounting Officer)

/s/ Charles A. Austin, III	/s/K. Dun Gifford	/s/ William Walt Pettit
Charles A. Austin III*	K. Dun Gifford*	William Walt Pettit*
Trustee	Trustee	Trustee

/s/ Gerald M. McDonnell	/s/ Russell A. Salton, III MD	/s/ Richard K. Wagoner
Gerald M. McDonnell*	Russell A. Salton, III MD*	Richard K. Wagoner*
Trustee	Trustee	Trustee

/s/ Michael S. Scofield	/s/ David M. Richardson	/s/ Leroy Keith, Jr.
Michael S. Scofield*	David M. Richardson*	Leroy Keith, Jr.*
Chairman of the Board	Trustee	Trustee
and Trustee

/s/ Richard J. Shima	/s/ Patricia B. Norris
Richard J. Shima*	Patricia Norris*
Trustee	Trustee

*By: /s/ Catherine F. Kennedy
Catherine F. Kennedy
Attorney-in-Fact

* Catherine F. Kennedy, by signing her name hereto, does hereby sign this document on behalf of each of the above-named individuals pursuant to powers of attorney duly executed by such persons.

INDEX TO EXHIBITS

EXHIBIT NO.                                                      EXHIBIT

11                                                                         Opinion and Consent of Richards, Layton & Finger P.A.

14(a)                                                                     Consent of KPMG LLP

14(b)                                                                     Consent of Deloitte and Touche LLP

17                                                                          Proxy Card(s)